     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                 811-08239

                                                                                      ProFunds
                                                                                 (Exact name of registrant as specified in charter)

                            7501 Wisconsin Avenue, Suite 1000                                           Bethesda, MD                                                                         20814
                                                                          (Address of principal executive offices)                                                                                   (Zip code)

                                                                        Citi Fund Services, 3435 Stelzer Road, Columbus, OH 43219
                                                                                          (Name and address of agent for service)

Registrant’s telephone number, including area code:                        (240) 497-6400

Date of fiscal year end:                              December 31

Date of reporting period:                           December 31, 2007

Item 1. Reports to Stockholders.

Not just funds, ProFundsSM

Classic ProFunds VP
Bull
Mid-Cap
Small-Cap
Dow 30
NASDAQ-100
Large-Cap Value
Large-Cap Growth
Mid-Cap Value
Mid-Cap Growth
Small-Cap Value
Small-Cap Growth
Asia 30
Europe 30
International
Emerging Markets
Japan

Ultra ProFunds VP
UltraBull
UltraMid-Cap
UltraSmall-Cap
UltraNASDAQ-100

Inverse ProFunds VP
Bear
Short Mid-Cap
Short Small-Cap
Short Dow 30
Short NASDAQ-100
Short International
Short Emerging Markets
UltraShort Dow 30
UltraShort NASDAQ-100

Sector ProFunds VP
Banks
Basic Materials
Biotechnology
Consumer Goods
Consumer Services
Financials
Health Care
Industrials
Internet
Oil & Gas
Pharmaceuticals
Precious Metals
Real Estate
Semiconductor
Technology
Telecommunications
Utilities

Non-Equity ProFunds VP
U.S. Government Plus
Rising Rates Opportunity
Falling U.S. Dollar

Money Market ProFund VP
Money Market

Annual Report
December 31, 2007

i	Message from the Chairman
ii	Management Discussion of Fund Performance
Allocation of Portfolio Holdings & Index Composition,
Schedule of Portfolio Investments and Financial Statements

1	ProFund VP Bull
11	ProFund VP Mid-Cap
16	ProFund VP Small-Cap
29	ProFund VP Dow 30
34	ProFund VP NASDAQ-100
40	ProFund VP Large-Cap Value
48	ProFund VP Large-Cap Growth
56	ProFund VP Mid-Cap Value
64	ProFund VP Mid-Cap Growth
71	ProFund VP Small-Cap Value
80	ProFund VP Small-Cap Growth
88	ProFund VP Asia 30
94	ProFund VP Europe 30
100	ProFund VP International
105	ProFund VP Emerging Markets
110	ProFund VP Japan
115	ProFund VP UltraBull
125	ProFund VP UltraMid-Cap
134	ProFund VP UltraSmall-Cap
146	ProFund VP UltraNASDAQ-100
152	ProFund VP Bear
157	ProFund VP Short Mid-Cap
162	ProFund VP Short Small-Cap
167	ProFund VP Short Dow 30
172	ProFund VP Short NASDAQ-100
177	ProFund VP Short International
182	ProFund VP Short Emerging Markets
187	ProFund VP UltraShort Dow 30
192	ProFund VP UltraShort NASDAQ-100
197	ProFund VP Banks
203	ProFund VP Basic Materials
209	ProFund VP Biotechnology
214	ProFund VP Consumer Goods
220	ProFund VP Consumer Services
227	ProFund VP Financials
234	ProFund VP Health Care
240	ProFund VP Industrials
247	ProFund VP Internet
252	ProFund VP Oil & Gas
258	ProFund VP Pharmaceuticals
263	ProFund VP Precious Metals
268	ProFund VP Real Estate
274	ProFund VP Semiconductor
280	ProFund VP Technology
286	ProFund VP Telecommunications
291	ProFund VP Utilities
297	ProFund VP U.S. Government Plus
302	ProFund VP Rising Rates Opportunity
307	ProFund VP Falling U.S. Dollar
313	ProFund VP Money Market

318	Notes to Financial Statements

332	Report of Independent Registered Public Accounting Firm

333	Additional Tax Information

334	Board Approval of Investment Advisory Agreements

336	Expense Examples

339	Trustees and Officers

Message from the Chairman

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2007.

A wild ride in equities

The U.S. equity market took investors for a wild ride in 2007. The first half of the year saw the equity market continue its upward trend as GDP growth remained strong and unemployment and inflation remained tame. Accordingly, the S&P 500® Index gained 7.0% from December 31, 2006 to June 30, 2007.

In the second half of the year, the effect of falling home prices and rising default rates in subprime mortgages eventually spilled over to the equity market. Consequently, the S&P 500 Index fell 1.4% from June 30 to December 31, 2007.

The net result was that most broad stock market indexes posted modest gains for the entire year. The S&P 500 ended with a total return of 5.5%, and the S&P MidCap 400 Index finished up 8.0%, while the Russell 2000® Index was in the red with a total return of –1.6% for the year. Generally speaking, growth stocks outperformed value, and large-cap stocks outperformed small caps in 2007.

Oil & gas shines, financials lose luster

U.S. equity sector performance was all over the map in 2007. Escalating oil prices, fueled by increasing global demand and concerns over supply, helped the Dow Jones U.S. Oil & Gas Index earn a return of 34.8% for the year. The Dow Jones U.S. Basic Materials Index achieved a 32.9% gain, and the technology-heavy NASDAQ-100® produced a total return of 19.2%. On the other side of the spectrum, financials were hit hardest by the subprime fallout, declining 17.7% for the year.

Some opportunities resided abroad

A global economic boom meant that some of the best-performing indexes in 2007 were those that tracked foreign markets. For example, The Bank of New York Emerging Markets 50 ADR Index finished up 43.5%. More developed foreign markets provided more modest returns; the MSCI EAFE Index (Europe, Australasia, and Far East), which includes developed markets outside of North America, was up 11.2% on the year. Japan, however, showed particular weakness in 2007 as the Nikkei 225 Average fell 5.2%.

Flight to quality in bonds

As subprime mortgage defaults began to make headlines in May, investors reacted by selling lower-quality, higher-risk bonds and buying much safer government bonds. Consequently, U.S. Treasury yields fell across the board, helping the 30-year U.S. Treasury Bond produce a total return of 8.1%.

Dollar weakness persists

The U.S. dollar continued its slide in 2007 as the U.S. Dollar Index, a measure of the dollar’s value against a basket of six foreign currencies, hit an all-time low in November. The index finished the year down 8.3%.

Celebrating 10 years of innovation

Since 1997, ProFunds has offered investors easier access to sophisticated investment strategies. We believed then, as we do now, that investors should have abundant opportunities to increase potential returns and reduce risk, no matter what direction the markets take. I’m proud to say that we remain committed to the innovative spirit that was behind the launch of our first funds more than 10 years ago.

As always, we deeply appreciate your continued trust and confidence in ProFunds VP.

Sincerely,

Michael L. Sapir
Chairman

Investing in ProFunds VP involves certain risks, including in all or some cases, leverage, liquidity, concentration, non-diversification, repurchase agreement, and inverse correlation risks. In addition, ProFunds VP permit active trading strategies that may increase expenses and reduce fund performance.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors LLC (“PFA”) uses a quantitative approach in seeking to achieve the daily investment objectives of each ProFund VP.1 Using this approach, PFA determines the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its daily benchmark.2

ProFunds VP seek to provide daily correlation with their benchmarks consistent with their investment objectives. PFA employs a management strategy wherein it strives to consistently pursue the investment objective of each ProFund VP.1 Accordingly, the ProFunds VP do not seek to provide correlation with their benchmarks over any period of time other than daily and do not seek to take defensive positions in unfavorable markets.

Factors that materially affected the performance of each ProFund VP during 2007:[3]

•
Benchmark Performance:  The performance of the index or security underlying each ProFund VP’s benchmark is a principal factor driving fund performance[4]. Please see below for a discussion of market conditions which affected the performance of the ProFunds VP and their various benchmark indexes and securities.

•
Leverage and Correlation:  Each ProFund VP is benchmarked to a positive or negative multiple of an index’s or security’s daily return. The performance of each ProFund VP that has a daily investment objective that is greater than 100% (i.e., are leveraged) of the daily performance of an index or a security (UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraNASDAQ-100 and U.S. Government Plus) was impacted proportionately more by the daily performance of an index or security. ProFunds VP that are designed to have an inverse (negative) daily correlation to the index or security (Bear, Short Mid-Cap, Short Small-Cap, Short Dow 30, Short NASDAQ-100, Short International, Short Emerging Markets, UltraShort Dow 30, UltraShort NASDAQ-100, Rising Rates Opportunity and Falling U.S. Dollar) were inversely impacted by the daily performance of the underlying index or security and, in turn, by the factors and market conditions affecting that index or security on a daily basis. Certain of these inverse funds are also leveraged (UltraShort Dow 30, UltraShort NASDAQ-100 and Rising Rates Opportunity.) For these funds, the inverse impact discussed above was amplified.

•
Compounding of Daily Returns (Leveraged and Inverse ProFunds VP):  PFA attempts to rebalance leverage on a daily basis to the target ratio implicit in the stated investment objective of each ProFund VP. For example, the target leverage ratios for ProFunds VP UltraNASDAQ-100, Short NASDAQ-100 and UltraShort NASDAQ-100 are +2x, –1x, and –2x, respectively. The impact of daily rebalancings of leverage over periods greater than one day is illustrated in the following hypothetical example:

•
Assume the benchmark index is up 1.00% on day one, and down 1.00% on day two, for a cumulative two-day return of –0.01%. For purposes of illustration, expenses are ignored. Assume $100.00 is invested in a hypothetical fund that seeks to return 200% of the daily performance of the Index. On day one, the value of the investment should increase $2.00 to $102.00. On day two, the value of the investment should decrease –$2.04 (–2.00% of $102.00) to $99.96. This strategy results in a –.04% cumulative two-day return. Note that while this strategy does provide 200% of the return of the index on each particular day, it can not be counted on to return 200% of the index’s cumulative two-day return.

•
Because of the effect of compounding, the hypothetical investment declines over the two-day period considerably more than twice the cumulative return of the index. This example illustrates that an investment strategy using leverage that is rebalanced daily can result in underperformance relative to other investment strategies. In general, in trendless or flat markets it is expected that the Fund will underperform the multiple of the return of the index for periods greater than one day. In other scenarios, use of leverage that is rebalanced daily can result in overperformance relative to other investment strategies.

•
Cost of Leverage:  The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index was negatively impacted by costs associated with leveraging. Inverse ProFunds VP generally benefited from financing related factors associated with the use of leveraged investment techniques.

•
Equity Dividends and Bond Yields:  The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index or security was positively impacted by capturing a multiple of the dividend or income yield associated with the benchmark index or security. Inverse ProFunds VP were negatively impacted by virtue of effectively having to pay out a multiple of the dividend or income yield associated with the benchmark index or security.

•
Fees, expenses, and transaction costs:  Fees and expenses are listed in the financial statements of each ProFund VP and may generally be higher and thus have a more negative impact on performance than compared to many traditional index-based funds. Additionally, high levels of shareholder purchase and redemption activity and use of leverage lead to commensurate increases in portfolio transactions and transaction costs which negatively impact the daily NAV of each ProFund VP. Transaction costs are not reflected in the funds expense ratio. Transaction costs are generally higher for ProFunds VP with higher turnover and for ProFunds VP that are benchmarked to indexes or securities that are comparatively less liquid than other ProFund VPs’ benchmark indexes or securities.

[1]	Other than ProFund VP Money Market
[2]
A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP UltraNASDAQ-100 has a benchmark of 200% of the daily return of the NASDAQ-100 Index®.

[3]	Past performance does not guarantee future results.
[4]
Unlike ProFunds VP, indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes and individual securities do not incur fees, expenses and transaction costs. Fees, expenses, and transaction costs incurred by ProFunds VP negatively impact the performance of the ProFunds VP. Performance for each ProFund VP will differ from the underlying index or security performance.

ii

PROFUNDS VP

Management Discussion of Fund Performance (continued)

Market Conditions Affecting Benchmark and Fund Performance – All ProFunds VP

Index Performance

For the one year period ended December 31, 2007 the best known measure of U.S. large-cap stocks, the S&P 500® Index, rose by 5.5%.5 Mid-cap indexes slightly outperformed and small-cap indexes underperformed the S&P 500, as the S&P Midcap 400® Index returned 8.0% and the Russell 2000® Index returned -1.6%. The technology heavy NASDAQ-100® Index led all major broad U.S. indexes on the year with a return of 19.2%.

Indexes on subsets of the broader U.S. equity market showed evidence of shifting market dynamics. Growth stocks, characterized by generally higher revenue growth, higher price-earnings ratios, and lower dividend yields, outpaced their value stock counterparts over the period, a reversal of a more than six year trend that started in 2000. Based on the S&P/Citigroup style indexes, growth beat value throughout the capitalization spectrum: Large Growth, 9.3% versus Large Value, 2.0%; Mid Growth, 13.6% versus Mid Value, 2.8%; and Small Growth, 5.7% versus Small Value, -5.2%.

Certain industry groups and sectors of the market saw performances that deviated significantly from the broader market performance. As measured by the Dow Jones Total Market Indexes, industry groups and sectors that substantially outperformed the broad market included Oil & Gas, Basic Materials, Precious Metals, Utilities, Technology, Industrials and Internet which returned 34.8%, 32.9%, 25.3%, 17.8%, 15.7%, 13.6% and 11.8%, respectively. Substantially underperforming the broad market were Banks, Real Estate, Financials, Consumer Services, Biotechnology, and Pharmaceuticals with returns of -25.2%, -18.2%, -17.7%, -7.2%, 0.2% and 4.5%, respectively. The rest of the industry groups and sectors tracked by ProFunds VP all managed to slightly outperform the S&P 500, as Telecommunications, Consumer Goods, Semiconductors and Health Care returned 10.0%, 9.7%, 9.4% and 8.4%, respectively.

International equity market performance varied greatly in 2007, but outperformed U.S. markets overall, as the Dow Jones Wilshire ex-U.S. Index returned 11.8%6 on the year. Emerging markets stocks continued their outperformance compared to developed markets in 2007, as the Bank of New York Emerging Markets 50 ADR® Index returned 43.5%6 on the year, while the MSCI EAFE Index returned just 8.6%6. Individual countries whose markets showed particular strength included Brazil, Hong Kong, and Germany who returned 71.1%6, 44.5%6, and 30.5%6 respectively as measured by the Dow Jones Wilshire individual country indexes.

Fixed income markets posted relatively strong returns for 2007. ProFunds VP offers two funds benchmarked to the 30-year U.S. Treasury Bond, and based on data from Ryan Labs, the 30-year bond returned 8.1%. One ProFund VP is benchmarked to the New York Board of Trade’s Dollar Index, a measure of the value of the U.S. Dollar against a basket of six currencies. The Dollar Index declined 8.3% on the year, while hitting an all-time low in late November. The currencies included in the basket in order of descending weights are the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc. Against the three primary currencies in the basket, the Dollar lost 9.5% versus the Euro, lost 6.2% versus the Yen, and lost 1.3% versus the Pound.

Economy

Economic growth slowed to its lowest level in five years by the fourth quarter of 2007 as GDP increased at a rate of just 0.6%. This was a sharp decrease relative to the two previous quarters where it had grown at a rate of 3.4% for the second quarter and 3.9% for the third quarter. The effects of a weakening housing sector, the subprime mortgage crisis, and high energy prices, among other things, appeared to finally be taking their toll on the economy by year end. The stock market demonstrated a similar pattern in 2007, after posting strong returns for the first three quarters of 2007, the stock market declined during the fourth quarter – a period when stocks rise more often than not. The Dow Jones Industrial Average posted its first fourth quarter decline in ten years.

The year began focused on an excess supply in the U.S. housing market. The excess persisted despite sharp cutbacks in home building, and housing prices fell for one of the few times in U.S. history as a result. The effects of this began to reverberate throughout the financial markets as delinquencies and foreclosures rose. This led to a re-pricing of mortgage backed securities and other asset backed securities that forced banks to take loans back onto their own balance sheets and fueled a general tightening of credit. A notable hedge fund collapse in mid-June brought the subprime mortgage crisis into the public spotlight and flight to high-quality Treasuries ensued for the rest of the year, while credit spreads widened substantially.

The housing and mortgage markets weren’t the only areas of concern surrounding the economy in 2007. Rising commodity prices, particularly in the energy and food sectors also began to weigh on the economy. Crude Oil prices increased over 40% and the cost for wheat and corn rose as well during the year. Inflation measures, however, trended only slightly higher and remained relatively tame over the course of the year. The Core Personal Consumption Expenditures Index, the Federal Reserve’s preferred measure of inflation, remained within the Fed’s comfort zone of 1.5-2% for much of the year, albeit near the higher end of this zone, until rising to 2.2% in December. Unemployment data was also becoming worrisome as the unemployment rate rose to 5% in December, its highest level in two years. Despite all of this, consumer spending, which accounts for more than two thirds of the U.S. economy, remained strong in 2007, helping to support corporate profits and allowing most major stock indexes to post positive returns.

Treasury yields rose as high as 5.4% on the 30-year bond and 5.3% on the 10-year note, before finishing near their lows for the year at 4.5% and 4.0% respectively. The declining yields that began mid-year were a reflection of expectations that the Federal Reserve would cut interest rates in the coming months to stimulate the economy amidst the housing and subprime woes that were taking hold. As it turned out, investors were correct, as the Federal Reserve cut rates three times in 2007 for a total of 1.00% to 4.25% by year end, with additional future cuts priced in for 2008 based on the year-end levels of fed fund futures.

As 2007 drew to a close, indicators signaling the U.S. might slip into a recession in 2008 were becoming evident. Unemployment and inflation appeared to be on the rise, housing prices were showing no sign of turning around, and credit conditions had yet to improve. Also, complicating things was a weak U.S. Dollar which could affect foreign interest in U.S. securities. How heavily all of this affects the economy will depend in part on how successful the Fed rate cuts are at stimulating the economy, and in part on whether foreign demand for U.S. goods remains strong among many of the emerging markets countries that have helped fuel domestic growth over the past year.

Although one or more of these conditions impacted the security or securities comprising each ProFund VP’s benchmark and, in turn, impacted the performance of each ProFund VP, ProFund Advisors does not invest the assets of the ProFunds VP based on its view of the investment merit of a particular security, instrument or company. In addition, ProFund Advisors does not conduct conventional stock research or analysis, forecast stock market movements, trends or market conditions, and does not normally take temporary defensive positions.

[5]	The index returns presented account for the theoretical reinvestment of dividends in the index.
[6]	U.S. Dollar terms

iii

ProFund VP Bull

The ProFund VP Bull seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500® Index. For the year ended December 31, 2007, the Fund had a total return of 3.55%, compared to a total return of 5.49%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Apple Inc (+133.47%), Chevron Corp (+30.56%) and Exxon Mobil (+24.34%), while the bottom three performers in this group were Bank of America (–18.86%), Cisco Systems (–0.95%), and General Electric (+2.69%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bull from May 1, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Bull	5/1/01	3.55%	10.57%	1.82%	1.67%	1.63%
S&P 500 Index	5/1/01	5.49%	12.82%	4.05%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Bull

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Bull seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P 500 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	91%
Futures Contracts	9%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Exxon Mobil Corp.	3.6%
General Electric Co.	2.7%
Microsoft Corp.	2.0%
AT&T, Inc.	1.8%
Procter & Gamble Co.	1.6%

S&P 500 Index - Composition
% of Index

Consumer Non-Cyclical	20%
Financial	18%
Energy	13%
Industrial	12%
Technology	12%
Communications	11%
Consumer Cyclical	7%
Utilities	4%
Basic Materials	3%

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2007

Common Stocks (91.2%)
	Shares	Value

3M Co. (Miscellaneous Manufacturing)	8,253	$695,893
Abbott Laboratories (Pharmaceuticals)	17,955	1,008,173
Abercrombie & Fitch Co.—Class A (Retail)	945	75,572
ACE, Ltd.ADR (Insurance)	3,780	233,528
Adobe Systems, Inc.* (Software)	6,678	285,351
Advanced Micro Devices, Inc.* (Semiconductors)	6,993	52,448
Aetna, Inc. (Healthcare-Services)	5,796	334,603
Affiliated Computer Services, Inc.—Class A* (Computers)	1,134	51,143
AFLAC, Inc. (Insurance)	5,670	355,112
Agilent Technologies, Inc.* (Electronics)	4,473	164,338
Air Products & Chemicals, Inc. (Chemicals)	2,457	242,334
Akamai Technologies, Inc.* (Internet)	1,890	65,394
Alcoa, Inc. (Mining)	9,828	359,213
Allegheny Energy, Inc. (Electric)	1,890	120,223
Allegheny Technologies, Inc. (Iron/Steel)	1,134	97,978
Allergan, Inc. (Pharmaceuticals)	3,528	226,639
Allied Waste Industries, Inc.* (Environmental Control)	3,339	36,796
Allstate Corp. (Insurance)	6,615	345,501
Altera Corp. (Semiconductors)	3,906	75,464
Altria Group, Inc. (Agriculture)	24,507	1,852,239
Amazon.com, Inc.* (Internet)	3,528	326,834
Ambac Financial Group, Inc. (Insurance)	1,134	29,223
Ameren Corp. (Electric)	2,394	129,779
American Capital Strategies, Ltd. (Investment Companies)	2,205	72,677
American Electric Power, Inc. (Electric)	4,599	214,129
American Express Co. (Diversified Financial Services)	13,608	707,888
American International Group, Inc. (Insurance)	29,547	1,722,590
American Tower Corp.* (Telecommunications)	4,662	198,601
Ameriprise Financial, Inc. (Diversified Financial Services)	2,646	145,821
AmerisourceBergen Corp. (Pharmaceuticals)	1,953	87,631
Amgen, Inc.* (Biotechnology)	12,663	588,070
Anadarko Petroleum Corp. (Oil & Gas)	5,418	355,908
Analog Devices, Inc. (Semiconductors)	3,528	111,838
Anheuser-Busch Cos., Inc. (Beverages)	8,505	445,152
AON Corp. (Insurance)	3,402	162,241
Apache Corp. (Oil & Gas)	3,843	413,276
Apartment Investment and Management Co.—Class A (REIT)	1,071	37,196
Apollo Group, Inc.—Class A* (Commercial Services)	1,575	110,486
Apple Computer, Inc.* (Computers)	10,143	2,009,125
Applera Corp.—Applied Biosystems Group (Electronics)	1,953	66,246
Applied Materials, Inc. (Semiconductors)	16,002	284,196
Archer-Daniels-Midland Co. (Agriculture)	7,434	345,161
Ashland, Inc. (Chemicals)	630	29,881
Assurant, Inc. (Insurance)	1,071	71,650
AT&T, Inc. (Telecommunications)	70,623	2,935,092
Autodesk, Inc.* (Software)	2,646	131,665
Automatic Data Processing, Inc. (Software)	6,111	272,123
AutoNation, Inc.* (Retail)	1,575	24,665
AutoZone, Inc.* (Retail)	504	60,435
Avalonbay Communities, Inc. (REIT)	882	83,031
Avery Dennison Corp. (Household Products/Wares)	1,197	63,609
Avon Products, Inc. (Cosmetics/Personal Care)	4,977	196,741
Baker Hughes, Inc. (Oil & Gas Services)	3,654	296,339
Ball Corp. (Packaging & Containers)	1,134	51,030
Bank of America Corp. (Banks)	51,660	2,131,492
Bank of New York Mellon Corp. (Banks)	13,230	645,095
Bard (C.R.), Inc. (Healthcare-Products)	1,134	107,503
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	1,197	63,561
Baxter International, Inc. (Healthcare-Products)	7,371	427,887
BB&T Corp. (Banks)	6,363	195,153
Bear Stearns Cos., Inc. (Diversified Financial Services)	1,323	116,755
Becton, Dickinson & Co. (Healthcare-Products)	2,835	236,949
Bed Bath & Beyond, Inc.* (Retail)	3,024	88,875
Bemis Co., Inc. (Packaging & Containers)	1,134	31,049
Best Buy Co., Inc. (Retail)	4,032	212,285
Big Lots, Inc.* (Retail)	1,008	16,118
Biogen Idec, Inc.* (Biotechnology)	3,402	193,642
BJ Services Co. (Oil & Gas Services)	3,402	82,533
Black & Decker Corp. (Hand/Machine Tools)	693	48,267
BMC Software, Inc.* (Software)	2,268	80,832
Boeing Co. (Aerospace/Defense)	9,009	787,927
Boston Properties, Inc. (REIT)	1,386	127,249
Boston Scientific Corp.* (Healthcare-Products)	15,624	181,707
Bristol-Myers Squibb Co. (Pharmaceuticals)	22,995	609,827
Broadcom Corp.—Class A* (Semiconductors)	5,481	143,273

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Brown-Forman Corp. (Beverages)	945	$70,034
Brunswick Corp. (Leisure Time)	1,008	17,186
Burlington Northern Santa Fe Corp. (Transportation)	3,465	288,392
C.H. Robinson Worldwide, Inc. (Transportation)	1,953	105,696
CA, Inc. (Software)	4,536	113,173
Campbell Soup Co. (Food)	2,583	92,291
Capital One Financial Corp. (Diversified Financial Services)	4,536	214,371
Cardinal Health, Inc. (Pharmaceuticals)	4,158	240,124
Carnival Corp.—Class AADR (Leisure Time)	5,040	224,230
Caterpillar, Inc. (Machinery-Construction & Mining)	7,371	534,840
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	2,268	48,875
CBS Corp.—Class B (Media)	7,938	216,310
Celgene Corp.* (Biotechnology)	4,473	206,697
CenterPoint Energy, Inc. (Electric)	3,717	63,672
Centex Corp. (Home Builders)	1,386	35,010
CenturyTel, Inc. (Telecommunications)	1,260	52,240
Chesapeake Energy Corp. (Oil & Gas)	5,229	204,977
ChevronTexaco Corp. (Oil & Gas)	24,570	2,293,118
Chubb Corp. (Insurance)	4,410	240,698
Ciena Corp.* (Telecommunications)	945	32,234
CIGNA Corp. (Insurance)	3,213	172,634
Cincinnati Financial Corp. (Insurance)	1,890	74,731
Cintas Corp. (Textiles)	1,512	50,833
Circuit City Stores, Inc. (Retail)	1,953	8,203
Cisco Systems, Inc.* (Telecommunications)	70,623	1,911,765
CIT Group, Inc. (Diversified Financial Services)	2,205	52,986
Citigroup, Inc. (Diversified Financial Services)	58,149	1,711,907
Citizens Communications Co. (Telecommunications)	3,780	48,119
Citrix Systems, Inc.* (Software)	2,205	83,812
Clear Channel Communications, Inc. (Media)	5,796	200,078
Clorox Co. (Household Products/Wares)	1,575	102,643
CME Group, Inc. (Diversified Financial Services)	630	432,180
CMS Energy Corp. (Electric)	2,583	44,893
Coach, Inc.* (Apparel)	4,284	131,005
Coca-Cola Co. (Beverages)	23,121	1,418,936
Coca-Cola Enterprises, Inc. (Beverages)	3,276	85,274
Cognizant Technology Solutions Corp.* (Computers)	3,339	113,326
Colgate-Palmolive Co. (Cosmetics/Personal Care)	5,922	461,679
Comcast Corp.—Special Class A* (Media)	35,784	653,416
Comerica, Inc. (Banks)	1,701	74,045
Commerce Bancorp, Inc. (Banks)	2,268	86,502
Computer Sciences Corp.* (Computers)	2,016	99,732
Compuware Corp.* (Software)	3,276	29,091
ConAgra Foods, Inc. (Food)	5,670	134,889
ConocoPhillips (Oil & Gas)	18,585	1,641,055
CONSOL Energy, Inc. (Coal)	2,079	148,690
Consolidated Edison, Inc. (Electric)	3,150	153,877
Constellation Brands, Inc.* (Beverages)	2,205	52,126
Constellation Energy Group, Inc. (Electric)	2,079	213,160
Convergys Corp.* (Commercial Services)	1,512	24,888
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	2,079	109,938
Corning, Inc. (Telecommunications)	18,333	439,809
Costco Wholesale Corp. (Retail)	5,040	351,590
Countrywide Credit Industries, Inc. (Diversified Financial Services)	6,741	60,265
Coventry Health Care, Inc.* (Healthcare-Services)	1,764	104,517
Covidien, Ltd.ADR (Healthcare-Products)	5,796	256,705
CSX Corp. (Transportation)	4,851	213,347
Cummins, Inc. (Machinery-Diversified)	1,134	144,438
CVS Corp. (Retail)	17,199	683,660
D.R. Horton, Inc. (Home Builders)	3,213	42,315
Danaher Corp. (Miscellaneous Manufacturing)	2,898	254,271
Darden Restaurants, Inc. (Retail)	1,638	45,389
Dean Foods Co. (Food)	1,512	39,100
Deere & Co. (Machinery-Diversified)	5,166	481,058
Dell, Inc.* (Computers)	26,082	639,270
Developers Diversified Realty Corp. (REIT)	1,386	53,070
Devon Energy Corp. (Oil & Gas)	5,166	459,309
Dillards, Inc.—Class A (Retail)	630	11,831
DIRECTV Group, Inc.* (Media)	8,316	192,266
Discover Financial Services (Diversified Financial Services)	5,544	83,604
Dominion Resources, Inc. (Electric)	6,804	322,850
Dover Corp. (Miscellaneous Manufacturing)	2,268	104,532
DTE Energy Co. (Electric)	1,890	83,084
Du Pont (Chemicals)	10,458	461,093
Duke Energy Corp. (Electric)	14,679	296,075
Dynegy, Inc.—Class A* (Electric)	5,733	40,934
E* TRADE Financial Corp.* (Diversified Financial Services)	4,914	17,445
Eastman Chemical Co. (Chemicals)	882	53,881
Eastman Kodak Co. (Miscellaneous Manufacturing)	3,339	73,024
Eaton Corp. (Miscellaneous Manufacturing)	1,701	164,912
eBay, Inc.* (Internet)	13,230	439,104
Ecolab, Inc. (Chemicals)	2,016	103,239
Edison International (Electric)	3,780	201,739
El Paso Corp. (Pipelines)	8,127	140,109
Electronic Arts, Inc.* (Software)	3,654	213,430
Electronic Data Systems Corp. (Computers)	5,922	122,763
Eli Lilly & Co. (Pharmaceuticals)	11,466	612,170
Embarq Corp. (Telecommunications)	1,764	87,371
EMC Corp.* (Computers)	24,444	452,947
Emerson Electric Co. (Electrical Components & Equipment)	9,135	517,589
Ensco International, Inc. (Oil & Gas)	1,638	97,658
Entergy Corp. (Electric)	2,205	263,542
EOG Resources, Inc. (Oil & Gas)	2,835	253,024
Equifax, Inc. (Commercial Services)	1,512	54,976
Equity Residential Properties Trust (REIT)	3,150	114,880
Exelon Corp. (Electric)	7,686	627,485
Expedia, Inc.* (Internet)	2,394	75,698
Expeditors International of Washington, Inc. (Transportation)	2,457	109,779
Express Scripts, Inc.* (Pharmaceuticals)	2,898	211,554
Exxon Mobil Corp. (Oil & Gas)	63,630	5,961,495
Family Dollar Stores, Inc. (Retail)	1,575	30,287
Fannie Mae (Diversified Financial Services)	11,340	453,373
Federated Investors, Inc.—Class B (Diversified Financial Services)	945	38,896
FedEx Corp. (Transportation)	3,591	320,209
Fidelity National Information Services, Inc. (Software)	1,953	81,225
Fifth Third Bancorp (Banks)	6,174	155,153
First Horizon National Corp. (Banks)	1,449	26,299
FirstEnergy Corp. (Electric)	3,528	255,216
Fiserv, Inc.* (Software)	1,890	104,876
Fluor Corp. (Engineering & Construction)	1,008	146,886
Ford Motor Co.* (Auto Manufacturers)	24,570	165,356
Forest Laboratories, Inc.* (Pharmaceuticals)	3,591	130,892
Fortune Brands, Inc. (Household Products/Wares)	1,764	127,643
FPL Group, Inc. (Electric)	4,725	319,741
Franklin Resources, Inc. (Diversified Financial Services)	1,827	209,064
Freddie Mac (Diversified Financial Services)	7,686	261,862
Freeport-McMoRan Copper & Gold, Inc.—Class B (Mining)	4,410	451,760

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

GameStop Corp.—Class A* (Retail)	1,827	$113,475
Gannett Co., Inc. (Media)	2,646	103,194
General Dynamics Corp. (Aerospace/Defense)	4,662	414,871
General Electric Co. (Miscellaneous Manufacturing)	117,684	4,362,546
General Growth Properties, Inc. (REIT)	2,835	116,745
General Mills, Inc. (Food)	3,906	222,642
General Motors Corp. (Auto Manufacturers)	6,552	163,079
Genuine Parts Co. (Distribution/Wholesale)	1,953	90,424
Genworth Financial, Inc.—Class A (Diversified Financial Services)	5,103	129,871
Genzyme Corp.* (Biotechnology)	3,087	229,796
Gilead Sciences, Inc.* (Pharmaceuticals)	10,836	498,564
Goodrich Corp. (Aerospace/Defense)	1,449	102,314
Google, Inc.—Class A* (Internet)	2,646	1,829,656
H & R Block, Inc. (Commercial Services)	3,780	70,195
Halliburton Co. (Oil & Gas Services)	10,206	386,909
Harley-Davidson, Inc. (Leisure Time)	2,772	129,480
Harman International Industries, Inc. (Home Furnishings)	693	51,081
Harrah’s Entertainment, Inc. (Lodging)	2,142	190,102
Hartford Financial Services Group, Inc. (Insurance)	3,654	318,592
Hasbro, Inc. (Toys/Games/Hobbies)	1,701	43,512
Heinz (H.J.) Co. (Food)	3,654	170,569
Hercules, Inc. (Chemicals)	1,323	25,600
Hess Corp. (Oil & Gas)	3,213	324,063
Hewlett-Packard Co. (Computers)	29,988	1,513,794
Home Depot, Inc. (Retail)	19,656	529,533
Honeywell International, Inc. (Miscellaneous Manufacturing)	8,694	535,290
Hospira, Inc.* (Pharmaceuticals)	1,827	77,903
Host Marriott Corp. (REIT)	6,048	103,058
Hudson City Bancorp, Inc. (Savings & Loans)	6,048	90,841
Humana, Inc.* (Healthcare-Services)	1,953	147,080
Huntington Bancshares, Inc. (Banks)	4,221	62,302
IAC/InterActiveCorp* (Internet)	2,142	57,663
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	4,788	256,350
IMS Health, Inc. (Software)	2,205	50,803
Ingersoll-Rand Co.—Class AADR (Miscellaneous Manufacturing)	3,150	146,380
Integrys Energy Group, Inc. (Electric)	882	45,591
Intel Corp. (Semiconductors)	68,103	1,815,626
IntercontinentalExchange, Inc.* (Diversified Financial Services)	756	145,530
International Business Machines Corp. (Computers)	16,002	1,729,816
International Flavors & Fragrances, Inc. (Chemicals)	945	45,483
International Game Technology (Entertainment)	3,654	160,520
International Paper Co. (Forest Products & Paper)	4,977	161,155
Interpublic Group of Cos., Inc.* (Advertising)	5,481	44,451
Intuit, Inc.* (Software)	3,843	121,477
ITT Industries, Inc. (Miscellaneous Manufacturing)	2,079	137,297
J.C. Penney Co., Inc. (Retail)	2,583	113,626
J.P. Morgan Chase & Co. (Diversified Financial Services)	39,123	1,707,719
Jabil Circuit, Inc. (Electronics)	2,394	36,556
Jacobs Engineering Group, Inc.* (Engineering & Construction)	1,386	132,515
Janus Capital Group, Inc. (Diversified Financial Services)	1,764	57,947
JDS Uniphase Corp.* (Telecommunications)	2,520	33,516
Johnson & Johnson (Healthcare-Products)	33,327	2,222,911
Johnson Controls, Inc. (Auto Parts & Equipment)	6,867	247,487
Jones Apparel Group, Inc. (Apparel)	945	15,111
Juniper Networks, Inc.* (Telecommunications)	6,048	200,794
KB Home (Home Builders)	882	19,051
Kellogg Co. (Food)	3,024	158,548
KeyCorp (Banks)	4,473	104,892
Kimberly-Clark Corp. (Household Products/Wares)	4,914	340,737
Kimco Realty Corp. (REIT)	2,898	105,487
King Pharmaceuticals, Inc.* (Pharmaceuticals)	2,835	29,030
KLA-Tencor Corp. (Semiconductors)	2,079	100,125
Kohls Corp.* (Retail)	3,654	167,353
Kraft Foods, Inc. (Food)	18,018	587,927
Kroger Co. (Food)	7,875	210,341
L-3 Communications Holdings, Inc. (Aerospace/Defense)	1,449	153,507
Laboratory Corp. of America Holdings* (Healthcare-Services)	1,323	99,926
Legg Mason, Inc. (Diversified Financial Services)	1,512	110,603
Leggett & Platt, Inc. (Miscellaneous Manufacturing)	1,953	34,060
Lehman Brothers Holdings, Inc. (Diversified Financial Services)	6,174	404,027
Lennar Corp.—Class A (Home Builders)	1,575	28,177
Leucadia National Corp. (Holding Companies-Diversified)	1,953	91,986
Lexmark International, Inc.—Class A* (Computers)	1,071	37,335
Limited, Inc. (Retail)	3,591	67,978
Lincoln National Corp. (Insurance)	3,087	179,725
Linear Technology Corp. (Semiconductors)	2,583	82,217
Liz Claiborne, Inc. (Apparel)	1,134	23,077
Lockheed Martin Corp. (Aerospace/Defense)	4,032	424,408
Loews Corp. (Insurance)	5,103	256,885
Lowe’s Cos., Inc. (Retail)	17,010	384,766
LSI Logic Corp.* (Semiconductors)	8,190	43,489
M&T Bank Corp. (Banks)	819	66,806
Macy’s, Inc. (Retail)	5,040	130,385
Manitowoc Co. (Machinery-Diversified)	1,512	73,831
Marathon Oil Corp. (Oil & Gas)	8,253	502,278
Marriott International, Inc.—Class A (Lodging)	3,591	122,740
Marsh & McLennan Cos., Inc. (Insurance)	6,048	160,091
Marshall & Ilsley Corp. (Banks)	2,961	78,407
Masco Corp. (Building Materials)	4,284	92,577
Mattel, Inc. (Toys/Games/Hobbies)	4,221	80,368
MBIA, Inc. (Insurance)	1,449	26,995
McCormick & Co., Inc. (Food)	1,449	54,932
McDonald’s Corp. (Retail)	13,734	809,070
McGraw-Hill Cos., Inc. (Media)	3,780	165,602
McKesson Corp. (Commercial Services)	3,339	218,738
MeadWestvaco Corp. (Forest Products & Paper)	2,142	67,045
Medco Health Solutions, Inc.* (Pharmaceuticals)	3,087	313,022
Medtronic, Inc. (Healthcare-Products)	13,167	661,905
MEMC Electronic Materials, Inc.* (Semiconductors)	2,646	234,145
Merck & Co., Inc. (Pharmaceuticals)	25,326	1,471,694
Meredith Corp. (Media)	441	24,246
Merrill Lynch & Co., Inc. (Diversified Financial Services)	9,954	534,331
MetLife, Inc. (Insurance)	8,568	527,960
MGIC Investment Corp. (Insurance)	945	21,196
Microchip Technology, Inc. (Semiconductors)	2,457	77,199
Micron Technology, Inc.* (Semiconductors)	8,820	63,945
Microsoft Corp. (Software)	93,681	3,335,044
Millipore Corp.* (Biotechnology)	630	46,103
Molex, Inc. (Electrical Components & Equipment)	1,638	44,717
Molson Coors Brewing Co.—Class B (Beverages)	1,575	81,301
Monsanto Co. (Agriculture)	6,363	710,683
Monster Worldwide, Inc.* (Internet)	1,449	46,948
Moody’s Corp. (Commercial Services)	2,457	87,715

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Morgan Stanley Dean Witter & Co. (Diversified Financial Services)	12,348	$655,802
Motorola, Inc. (Telecommunications)	26,586	426,439
Murphy Oil Corp. (Oil & Gas)	2,142	181,727
Mylan Laboratories, Inc. (Pharmaceuticals)	3,465	48,718
Nabors Industries, Ltd.ADR* (Oil & Gas)	3,276	89,730
National City Corp. (Banks)	7,371	121,327
National Semiconductor Corp. (Semiconductors)	2,709	61,332
National-Oilwell Varco, Inc.* (Oil & Gas Services)	4,095	300,819
Network Appliance, Inc.* (Computers)	3,969	99,066
Newell Rubbermaid, Inc. (Housewares)	3,213	83,152
Newmont Mining Corp. (Mining)	5,229	255,332
News Corp.—Class A (Media)	26,901	551,201
Nicor, Inc. (Gas)	504	21,344
NIKE, Inc.—Class B (Apparel)	4,473	287,346
NiSource, Inc. (Electric)	3,150	59,503
Noble Corp.ADR (Oil & Gas)	3,087	174,446
Noble Energy, Inc. (Oil & Gas)	1,953	155,303
Nordstrom, Inc. (Retail)	2,142	78,676
Norfolk Southern Corp. (Transportation)	4,473	225,618
Northern Trust Corp. (Banks)	2,205	168,859
Northrop Grumman Corp. (Aerospace/Defense)	3,906	307,168
Novell, Inc.* (Software)	4,032	27,700
Novellus Systems, Inc.* (Semiconductors)	1,323	36,475
Nucor Corp. (Iron/Steel)	3,339	197,736
NVIDIA Corp.* (Semiconductors)	6,426	218,613
NYSE Euronext (Diversified Financial Services)	3,087	270,946
Occidental Petroleum Corp. (Oil & Gas)	9,639	742,107
Office Depot, Inc.* (Retail)	3,150	43,817
OfficeMax, Inc. (Retail)	819	16,921
Omnicom Group, Inc. (Advertising)	3,780	179,663
Oracle Corp.* (Software)	45,927	1,037,032
PACCAR, Inc. (Auto Manufacturers)	4,284	233,392
Pactiv Corp.* (Packaging & Containers)	1,512	40,265
Pall Corp. (Miscellaneous Manufacturing)	1,386	55,884
Parker Hannifin Corp. (Miscellaneous Manufacturing)	1,953	147,080
Patriot Coal Corp.* (Coal)	283	11,812
Patterson Cos., Inc.* (Healthcare-Products)	1,575	53,471
Paychex, Inc. (Commercial Services)	3,843	139,193
Peabody Energy Corp. (Coal)	3,024	186,399
Pepco Holdings, Inc. (Electric)	2,331	68,368
PepsiCo, Inc. (Beverages)	18,711	1,420,165
PerkinElmer, Inc. (Electronics)	1,323	34,424
Pfizer, Inc. (Pharmaceuticals)	79,506	1,807,171
PG&E Corp. (Electric)	4,095	176,454
Pinnacle West Capital Corp. (Electric)	1,134	48,093
Pitney Bowes, Inc. (Office/Business Equipment)	2,520	95,861
Plum Creek Timber Co., Inc. (Forest Products & Paper)	1,953	89,916
PNC Financial Services Group (Banks)	4,032	264,701
Polo Ralph Lauren Corp. (Apparel)	630	38,928
PPG Industries, Inc. (Chemicals)	1,890	132,735
PPL Corp. (Electric)	4,284	223,154
Praxair, Inc. (Chemicals)	3,654	324,146
Precision Castparts Corp. (Metal Fabricate/Hardware)	1,575	218,452
Principal Financial Group, Inc. (Insurance)	3,024	208,172
Procter & Gamble Co. (Cosmetics/Personal Care)	36,162	2,655,014
Progress Energy, Inc. (Electric)	2,961	143,401
Progressive Corp. (Insurance)	8,127	155,713
ProLogis (REIT)	2,961	187,668
Prudential Financial, Inc. (Insurance)	5,229	486,506
Public Service Enterprise Group, Inc. (Electric)	2,961	290,889
Public Storage, Inc. (REIT)	1,449	106,371
Pulte Homes, Inc. (Home Builders)	2,457	25,897
QLogic Corp.* (Semiconductors)	1,575	22,365
Qualcomm, Inc. (Telecommunications)	19,026	748,673
Quest Diagnostics, Inc. (Healthcare-Services)	1,764	93,316
Questar Corp. (Pipelines)	1,953	105,657
Qwest Communications International, Inc.* (Telecommunications)	18,270	128,073
R.R. Donnelley & Sons Co. (Commercial Services)	2,457	92,727
RadioShack Corp. (Retail)	1,512	25,492
Range Resources Corp. (Oil & Gas)	1,701	87,363
Raytheon Co. (Aerospace/Defense)	4,977	302,104
Regions Financial Corp. (Banks)	8,064	190,714
Reynolds American, Inc. (Agriculture)	1,953	128,820
Robert Half International, Inc. (Commercial Services)	1,827	49,402
Rockwell Collins, Inc. (Aerospace/Defense)	1,890	136,023
Rockwell International Corp. (Machinery-Diversified)	1,701	117,301
Rohm & Haas Co. (Chemicals)	1,449	76,898
Rowan Cos., Inc. (Oil & Gas)	1,260	49,720
Ryder System, Inc. (Transportation)	630	29,616
SAFECO Corp. (Insurance)	1,071	59,633
Safeway, Inc. (Food)	5,103	174,574
SanDisk Corp.* (Computers)	2,646	87,768
Sara Lee Corp. (Food)	8,379	134,567
Schering-Plough Corp. (Pharmaceuticals)	18,837	501,818
Schlumberger, Ltd.ADR (Oil & Gas Services)	13,923	1,369,606
Sealed Air Corp. (Packaging & Containers)	1,827	42,277
Sears Holdings Corp.* (Retail)	819	83,579
Sempra Energy (Gas)	3,024	187,125
Sherwin-Williams Co. (Chemicals)	1,197	69,474
Sigma-Aldrich Corp. (Chemicals)	1,512	82,555
Simon Property Group, Inc. (REIT)	2,583	224,359
SLM Corp. (Diversified Financial Services)	4,788	96,430
Smith International, Inc. (Oil & Gas Services)	2,331	172,144
Snap-on, Inc. (Hand/Machine Tools)	630	30,391
Southern Co. (Electric)	8,820	341,775
Southwest Airlines Co. (Airlines)	8,505	103,761
Sovereign Bancorp, Inc. (Savings & Loans)	4,158	47,401
Spectra Energy Corp. (Pipelines)	7,308	188,693
Sprint Corp. (Telecommunications)	33,075	434,275
St. Jude Medical, Inc.* (Healthcare-Products)	3,969	161,300
Staples, Inc. (Retail)	8,190	188,943
Starbucks Corp.* (Retail)	8,505	174,097
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	2,268	99,860
State Street Corp. (Banks)	4,473	363,208
Stryker Corp. (Healthcare-Products)	2,772	207,124
Sun Microsystems, Inc.* (Computers)	9,639	174,755
Sunoco, Inc. (Oil & Gas)	1,323	95,838
SunTrust Banks, Inc. (Banks)	4,032	251,960
SuperValu, Inc. (Food)	2,457	92,187
Symantec Corp.* (Internet)	10,080	162,691
Sysco Corp. (Food)	7,056	220,218
T. Rowe Price Group, Inc. (Diversified Financial Services)	3,024	184,101
Target Corp. (Retail)	9,639	481,950
TECO Energy, Inc. (Electric)	2,394	41,201
Tellabs, Inc.* (Telecommunications)	5,103	33,374
Tenet Healthcare Corp.* (Healthcare-Services)	5,481	27,843
Teradata Corp.* (Computers)	2,079	56,985
Teradyne, Inc.* (Semiconductors)	2,016	20,845
Terex Corp.* (Machinery-Construction & Mining)	1,134	74,356
Tesoro Petroleum Corp. (Oil & Gas)	1,575	75,127
Texas Instruments, Inc. (Semiconductors)	16,254	542,884
Textron, Inc. (Miscellaneous Manufacturing)	2,898	206,627

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

The AES Corp.* (Electric)	7,749	$165,751
The Charles Schwab Corp. (Diversified Financial Services)	10,899	278,469
The Dow Chemical Co. (Chemicals)	10,962	432,122
The E.W. Scripps Co.—Class A (Media)	1,008	45,370
The Estee Lauder Cos., Inc.—Class A (Cosmetics/Personal Care)	1,323	57,696
The Gap, Inc. (Retail)	5,418	115,295
The Goldman Sachs Group, Inc. (Diversified Financial Services)	4,599	989,015
The Goodyear Tire & Rubber Co.* (Auto Parts & Equipment)	2,772	78,226
The Hershey Co. (Food)	1,953	76,948
The New York Times Co.—Class A (Media)	1,638	28,714
The Pepsi Bottling Group, Inc. (Beverages)	1,575	62,149
The Stanley Works (Hand/Machine Tools)	945	45,814
The Travelers Companies, Inc. (Insurance)	7,497	403,339
The Williams Cos., Inc. (Pipelines)	6,867	245,701
Thermo Electron Corp.* (Electronics)	4,914	283,440
Tiffany & Co. (Retail)	1,575	72,497
Time Warner, Inc. (Media)	42,084	694,807
Titanium Metals Corp. (Mining)	1,008	26,662
TJX Cos., Inc. (Retail)	5,040	144,799
Torchmark Corp. (Insurance)	1,071	64,828
Total System Services, Inc.(a) (Software)	2,205	63,614
Trane, Inc. (Building Materials)	1,953	91,225
Transocean, Inc.ADR* (Oil & Gas)	3,654	523,070
Tyco Electronics, Ltd. (Electronics)	5,733	212,866
Tyco International, Ltd.ADR (Miscellaneous Manufacturing)	5,733	227,313
Tyson Foods, Inc.—Class A (Food)	3,150	48,290
U.S. Bancorp (Banks)	20,097	637,879
Union Pacific Corp. (Transportation)	3,024	379,875
Unisys Corp.* (Computers)	4,032	19,071
United Parcel Service, Inc.—Class B (Transportation)	12,222	864,340
United States Steel Corp. (Iron/Steel)	1,323	159,964
United Technologies Corp. (Aerospace/Defense)	11,466	877,608
UnitedHealth Group, Inc. (Healthcare-Services)	14,994	872,651
UnumProvident Corp. (Insurance)	4,158	98,919
UST, Inc. (Agriculture)	1,764	96,667
V.F. Corp. (Apparel)	1,008	69,209
Valero Energy Corp. (Oil & Gas)	6,363	445,601
Varian Medical Systems, Inc.* (Healthcare-Products)	1,449	75,580
VeriSign, Inc.* (Internet)	2,520	94,777
Verizon Communications, Inc. (Telecommunications)	33,642	1,469,819
Viacom, Inc.—Class B* (Media)	7,623	334,802
Vornado Realty Trust (REIT)	1,512	132,980
Vulcan Materials Co. (Building Materials)	1,260	99,653
W.W. Grainger, Inc. (Distribution/Wholesale)	756	66,165
Wachovia Corp. (Banks)	22,995	874,500
Wal-Mart Stores, Inc. (Retail)	27,468	1,305,554
Walgreen Co. (Retail)	11,529	439,024
Walt Disney Co. (Media)	22,176	715,841
Washington Mutual, Inc. (Savings & Loans)	10,080	137,189
Washington Post Co.—Class B (Media)	63	49,860
Waste Management, Inc. (Environmental Control)	5,922	193,472
Waters Corp.* (Electronics)	1,134	89,665
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	1,197	32,487
Weatherford International, Ltd.ADR* (Oil & Gas Services)	3,906	267,952
WellPoint, Inc.* (Healthcare-Services)	6,615	580,334
Wells Fargo & Co. (Banks)	39,312	1,186,829
Wendy’s International, Inc. (Retail)	1,008	26,047
Western Union Co. (Commercial Services)	8,694	211,090
Weyerhaeuser Co. (Forest Products & Paper)	2,394	176,534
Whirlpool Corp. (Home Furnishings)	882	71,998
Whole Foods Market, Inc. (Food)	1,575	64,260
Windstream Corp. (Telecommunications)	5,544	72,183
Wrigley (WM.) Jr. Co. (Food)	2,520	147,546
Wyeth (Pharmaceuticals)	15,561	687,641
Wyndham Worldwide Corp. (Lodging)	2,016	47,497
Xcel Energy, Inc. (Electric)	4,851	109,487
Xerox Corp.* (Office/Business Equipment)	10,710	173,395
Xilinx, Inc. (Semiconductors)	3,402	74,402
XL Capital, Ltd.—Class A (Insurance)	2,016	101,425
XTO Energy, Inc. (Oil & Gas)	5,607	287,976
Yahoo!, Inc.* (Internet)	15,561	361,949
YUM! Brands, Inc. (Retail)	5,922	226,635
Zimmer Holdings, Inc.* (Healthcare-Products)	2,709	179,200
Zions Bancorp (Banks)	1,197	55,888

TOTAL COMMON STOCKS
(Cost $99,806,917)		149,099,842

Repurchase Agreements (7.7%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08(^), dated 12/31/07, with a repurchase price of $3,453,787 (Collateralized by $3,191,000 Federal National Mortgage Association, 7.25%, 1/15/10, market value $3,522,557)	$3,453,000	3,453,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $9,125,103 (Collateralized by $9,276,000 of various U.S. Treasury Securities, 4.00% - 4.125%, 11/3/09-4/15/10, market value $9,404,857)	9,123,000	9,123,000

TOTAL REPURCHASE AGREEMENTS
(Cost $12,576,000)		12,576,000

TOTAL INVESTMENT SECURITIES
(Cost $112,382,917)—98.9%		161,675,842
Net other assets (liabilities)—1.1%		1,848,182

NET ASSETS—100.0%		$163,524,024

(a)	Represents a security purchased on a when-issued basis.
(^)	All or a portion of this security is designated on the ProFund VP Bull’s records as collateral for when-issued securities.
*	Non-income producing security
ADR	American Depositary Receipt

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini S&P 500 Futures Contract expiring March 2008 (Underlying face amount at value $5,160,750)	70	$(77,798)
S&P 500 Futures Contract expiring March 2008 (Underlying face amount at value $9,215,625)	25	(162,300)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2007

ProFund VP Bull invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.1%
Aerospace/Defense	2.3%
Agriculture	1.9%
Airlines	0.1%
Apparel	0.3%
Auto Manufacturers	0.3%
Auto Parts & Equipment	0.3%
Banks	4.7%
Beverages	2.3%
Biotechnology	0.7%
Building Materials	0.3%
Chemicals	1.4%
Coal	0.2%
Commercial Services	0.6%
Computers	4.5%
Cosmetics/Personal Care	2.0%
Distribution/Wholesale	0.1%
Diversified Financial Services	6.3%
Electric	3.0%
Electrical Components & Equipment	0.3%
Electronics	0.5%
Engineering & Construction	0.2%
Entertainment	0.1%
Environmental Control	0.1%
Food	1.6%
Forest Products & Paper	0.3%
Gas	0.1%
Hand/Machine Tools	NM
Healthcare-Products	3.0%
Healthcare-Services	1.5%
Holding Companies-Diversified	0.1%
Home Builders	NM
Home Furnishings	NM
Household Products/Wares	0.4%
Housewares	0.1%
Insurance	3.9%
Internet	2.1%
Investment Companies	NM
Iron/Steel	0.3%
Leisure Time	0.2%
Lodging	0.3%
Machinery-Construction & Mining	0.3%
Machinery-Diversified	0.5%
Media	2.2%
Metal Fabricate/Hardware	0.1%
Mining	0.7%
Miscellaneous Manufacturing	4.6%
Office/Business Equipment	0.2%
Oil & Gas	9.6%
Oil & Gas Services	1.8%
Packaging & Containers	NM
Pharmaceuticals	5.3%
Pipelines	0.5%
REIT	1.0%
Real Estate	NM
Retail	4.3%
Savings & Loans	0.2%
Semiconductors	2.3%
Software	3.8%
Telecommunications	5.7%
Textiles	NM
Toys/Games/Hobbies	0.1%
Transportation	1.5%
Other**	8.8%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $99,806,917)	$149,099,842
Repurchase agreements, at cost	12,576,000

Total Investment Securities	161,675,842
Cash	542
Segregated cash balances with brokers for futures contracts	800,623
Dividends and interest receivable	222,723
Receivable for capital shares issued	1,255,184
Receivable for investments sold	91,021
Prepaid expenses	456

Total Assets	164,046,391

Liabilities:
Payable for investments purchased	63,614
Payable for capital shares redeemed	55,517
Variation margin on futures contracts	108,960
Advisory fees payable	102,527
Management services fees payable	13,670
Administration fees payable	4,280
Administrative services fees payable	60,645
Distribution fees payable	50,603
Trustee fees payable	27
Transfer agency fees payable	9,355
Fund accounting fees payable	6,607
Compliance services fees payable	3,305

Other accrued expenses	43,257

Total Liabilities	522,367

Net Assets	$163,524,024

Net Assets consist of:
Capital	$111,834,677
Accumulated net investment income (loss)	1,056,877
Accumulated net realized gains (losses) on investments	1,579,643
Net unrealized appreciation (depreciation) on investments	49,052,827

Net Assets	$163,524,024

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	5,292,407

Net Asset Value (offering and redemption price per share)	$30.90

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$3,029,527
Interest	867,246

Total Investment Income	3,896,773

Expenses:
Advisory fees	1,315,058
Management services fees	263,013
Administration fees	54,762
Transfer agency fees	57,292
Administrative services fees	556,684
Distribution fees	438,353
Custody fees	39,845
Fund accounting fees	80,217
Trustee fees	2,574
Compliance services fees	1,906
Other fees	117,865

Total Gross Expenses before reductions	2,927,569
Less Expenses reduced by the Advisor	(87,673)

Total Net Expenses	2,839,896

Net Investment Income (Loss)	1,056,877

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	25,972,767
Net realized gains (losses) on futures contracts	548,796
Change in net unrealized appreciation/depreciation on investments	(21,008,213)

Net Realized and Unrealized Gains (Losses) on Investments	5,513,350

Change in Net Assets Resulting from Operations	$6,570,227

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,056,877	$819,544
Net realized gains (losses) on investments	26,521,563	6,021,928
Change in net unrealized appreciation/depreciation on investments	(21,008,213)	21,358,958

Change in net assets resulting from operations	6,570,227	28,200,430

Distributions to Shareholders From:
Net investment income	(819,544)	(507,507)
Net realized gains on investments	(1,803,068)	(9,946,579)

Change in net assets resulting from distributions	(2,622,612)	(10,454,086)

Capital Transactions:
Proceeds from shares issued	723,540,393	807,020,180
Dividends reinvested	2,622,612	10,454,086
Value of shares redeemed	(877,480,461)	(821,872,926)

Change in net assets resulting from capital transactions	(151,317,456)	(4,398,660)

Change in net assets	(147,369,841)	13,347,684
Net Assets:
Beginning of period	310,893,865	297,546,181

End of period	$163,524,024	$310,893,865

Accumulated net investment income (loss)	$1,056,877	$819,544

Share Transactions:
Issued	22,915,243	27,597,405
Reinvested	84,058	370,187
Redeemed	(27,934,190)	(28,267,308)

Change in shares	(4,934,889)	(299,716)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$30.40	$28.27	$27.59	$25.72	$20.48

Investment Activities:
Net investment income (loss)(a)	0.19	0.11	0.06	0.06	(0.05)
Net realized and unrealized gains (losses) on investments	0.89	3.63	0.69	2.19	5.29

Total income (loss) from investment activities	1.08	3.74	0.75	2.25	5.24

Distributions to Shareholders From:
Net investment income	(0.18)	(0.08)	(0.07)	—	—
Net realized gains on investments	(0.40)	(1.53)	—	(0.38)	—

Total distributions	(0.58)	(1.61)	(0.07)	(0.38)	—

Net Asset Value, End of Period	$30.90	$30.40	$28.27	$27.59	$25.72

Total Return	3.55%	13.66%	2.74%	8.83%	25.59%

Ratios to Average Net Assets:
Gross expenses	1.67%	1.70%	1.78%	1.78%	1.87%
Net expenses	1.62%	1.67%	1.78%	1.78%	1.87%
Net investment income (loss)	0.60%	0.38%	0.21%	0.22%	(0.24)%

Supplemental Data:
Net assets, end of period (000’s)	$163,524	$310,894	$297,546	$391,257	$223,123
Portfolio turnover rate(b)	175%	224%	273%	202%	392%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Mid-Cap

The ProFund VP Mid-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400® Index. For the period from fund inception, August 31, 2007, through December 31, 2007, the Fund had a total return of –0.97%, compared to a total return of –0.15%1 for the Index. For the period, the Fund achieved an average daily statistical correlation ofover 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

Among the ten highest weighted index components at the beginning of the year that remained in the index for the entire year, the top three performers were Intuitive Surgical Inc (+236.81%), Denbury Resources (+114.11%), and FMC Technologies (+84.00%), while the bottom three performers in this group were Joy Global (+37.82%), Harris Corp (+37.98%), and Amphenol Corp (+49.63%).

As the ProFund VP Mid-Cap does not have more than six months of operating results, a line graph of a $10,000 investment or total return table are not presented.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The Index returns reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Mid-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Mid-Cap seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P MidCap 400 Index.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	44%
Swap Agreements	56%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Holdings
The ProFund VP Mid-Cap primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

S&P MidCap 400 Index - Composition
% of Index

Consumer Non-Cyclical	20%
Industrial	17%
Financial	14%
Consumer Cyclical	11%
Energy	11%
Technology	9%
Utilities	7%
Basic Materials	6%
Communications	5%

PROFUNDS VP ProFund VP Mid-Cap	Schedule of Portfolio Investments December 31, 2007

U.S. Government Agency Obligations (20.1%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$39,000	$38,997

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $38,997)		38,997

Repurchase Agreements (79.5%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $39,009 (Collateralized by $47,000 U.S. Treasury Notes, 4.00%, 4/15/10, market value $46,273)	39,000	39,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $39,009 (Collateralized by $42,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $42,298)	39,000	39,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $37,009 (Collateralized by $40,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $40,284)	37,000	37,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $39,003 (Collateralized by $42,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $42,250)	39,000	39,000

TOTAL REPURCHASE AGREEMENTS
(Cost $154,000)		154,000

TOTAL INVESTMENT SECURITIES
(Cost $192,997)—99.6%		192,997
Net other assets (liabilities)—0.4%		718

NET ASSETS—100.0%		$193,715

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini S&P MidCap 400 Futures Contract expiring March 2008 (Underlying face amount at value $86,200)	1	$(1,647)

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 1/29/08	$62,447	$(422)
Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 1/29/08	44,909	(304)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $38,997)	$38,997
Repurchase agreements, at cost	154,000

Total Investment Securities	192,997
Cash	110
Segregated cash balances with brokers for futures contracts	3,968
Segregated cash balances with custodian for swap agreements	4
Interest receivable	15
Receivable from Advisor	141

Total Assets	197,235

Liabilities:
Unrealized loss on swap agreements	726
Variation margin on futures contracts	730
Administration fees payable	16
Administrative services fees payable	519
Distribution fees payable	639
Transfer agency fees payable	53
Fund accounting fees payable	24
Compliance services fees payable	17
Other accrued expenses	796

Total Liabilities	3,520

Net Assets	$193,715

Net Assets consist of:
Capital	$436,194
Accumulated net investment income (loss)	8,867
Accumulated net realized gains (losses) on investments	(248,973)
Net unrealized appreciation (depreciation) on investments	(2,373)

Net Assets	$193,715

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	6,520

Net Asset Value (offering and redemption price per share)	$29.71

Statement of Operations
For the period August 31, 2007 through December 31, 2007(a)

Investment Income:
Interest	$13,475

Expenses:
Advisory fees	2,196
Management services fees	439
Administration fees	19
Transfer agency fees	100
Administrative services fees	580
Distribution fees	732
Custody fees	1,463
Fund accounting fees	24
Trustee fees	3
Compliance services fees	17
Other fees	339

Total Gross Expenses before reductions	5,912
Less Expenses reduced by the Advisor	(1,150)

Total Net Expenses	4,762

Net Investment Income (Loss)	8,713

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on futures contracts	(50,087)
Net realized gains (losses) on swap agreements	(198,886)
Change in net unrealized appreciation/depreciation on investments	(2,373)

Net Realized and Unrealized Gains (Losses) on Investments	(251,346)

Change in Net Assets Resulting from Operations	$(242,633)

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap

Statement of Changes in Net Assets
For the period
August 31, 2007 through
December 31, 2007(a)

From Investment Activities:
Operations:
Net investment income (loss)	$8,713
Net realized gains (losses) on investments	(248,973)
Change in net unrealized appreciation/depreciation on investments	(2,373)

Change in net assets resulting from operations	(242,633)

Capital Transactions:
Proceeds from shares issued	5,505,410
Value of shares redeemed	(5,069,062)

Change in net assets resulting from capital transactions	436,348

Change in net assets	193,715
Net Assets:
Beginning of period	—

End of period	$193,715

Accumulated net investment income (loss)	$8,867

Share Transactions:
Issued	179,665
Redeemed	(173,145)

Change in shares	6,520

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
	For the period
	Aug. 31, 2007 through
	Dec. 31, 2007(a)

Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.30
Net realized and unrealized gains (losses) on investments	(0.59)

Total income (loss) from investment activities	(0.29)

Net Asset Value, End of Period	$29.71

Total Return	(0.97	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.02%
Net expenses(d)	1.63%
Net investment income (loss)(d)	2.98%

Supplemental Data:
Net assets, end of period (000’s)	$194
Portfolio turnover rate(e)	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP Small-Cap

The ProFund VP Small-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000® Index. For the year ended December 31, 2007, the Fund had a total return of –2.21%, compared to a total return of –1.56%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were CF Industries Holdings (+329.97%), Terra Industries (+298.66%), and Priceline.com (+163.38%), while the bottom three performers in this group were Equinix Inc (+33.66%), Hologic Inc (+45.17%), and Inverness Medical Innovation (+45.17%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap from May 1, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Small-Cap	5/1/01	–2.21%	13.97%	5.39%	1.59%	1.59%

Russell 2000 Index	5/1/01	–1.56%	16.30%	8.32%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.
16

PROFUNDS VP
ProFund VP Small-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Small-Cap seeks daily investment results, before fees and expenses that correspond to the daily performance of the Russell 2000 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	96%
Futures Contracts	NM
Swap Agreements	4%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.5%.

Largest Equity Holdings
Company	% of Net Assets

CF Industries Holdings, Inc.	0.5%
Terra Industries, Inc.	0.4%
Priceline.com, Inc.	0.4%
FLIR Systems, Inc.	0.4%
Chipotle Mexican Grill, Inc.—Class B	0.4%

Russell 2000 Index - Composition
% of Index

Consumer Non-Cyclical	22%
Financial	19%
Industrial	15%
Consumer Cyclical	11%
Technology	10%
Communications	9%
Energy	6%
Basic Materials	5%
Utilities	3%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks (96.3%)

	Shares	Value

3Com Corp.* (Telecommunications)	26,732	$120,829
AAR Corp.* (Aerospace/Defense)	2,608	99,182
Aaron Rents, Inc. (Commercial Services)	3,260	62,722
AbitibiBowater, Inc. (Forest Products & Paper)	1,956	40,313
ABM Industries, Inc. (Commercial Services)	3,586	73,119
Acco Brands Corp.* (Household Products/Wares)	3,586	57,519
ACI Worldwide, Inc.* (Software)	2,608	49,656
Actuant Corp.—Class A (Miscellaneous Manufacturing)	3,912	133,047
Acuity Brands, Inc. (Miscellaneous Manufacturing)	2,608	117,360
Adams Respiratory Therapeutics, Inc.* (Pharmaceuticals)	2,282	136,327
Administaff, Inc. (Commercial Services)	1,956	55,316
ADTRAN, Inc. (Telecommunications)	3,912	83,639
Advance America Cash Advance Centers, Inc. (Commercial Services)	5,216	52,995
Advanced Energy Industries, Inc.* (Electrical Components & Equipment)	2,934	38,377
Advanta Corp.—Class B (Diversified Financial Services)	2,934	23,677
Advisory Board Co.* (Commercial Services)	1,630	104,630
Aecom Technology Corp.* (Engineering & Construction)	2,934	83,824
Aeropostale, Inc.* (Retail)	4,238	112,307
AFC Enterprises, Inc.* (Retail)	3,912	44,284
Affymetrix, Inc.* (Biotechnology)	4,238	98,067
Aftermarket Technology Corp.* (Auto Parts & Equipment)	2,282	62,207
Agilysys, Inc. (Computers)	2,934	44,362
AirTran Holdings, Inc.* (Airlines)	6,520	46,683
Alaska Air Group, Inc.* (Airlines)	2,934	73,379
Alaska Communications Systems Group, Inc. (Telecommunications)	4,890	73,350
Albany International Corp.—Class A (Machinery-Diversified)	2,282	84,662
Alesco Financial, Inc. (REIT)	7,824	25,663
Alexandria Real Estate Equities, Inc. (REIT)	1,630	165,722
Alexion Pharmaceuticals, Inc.* (Biotechnology)	2,282	171,218
Align Technology, Inc.* (Healthcare-Products)	3,912	65,252
Alkermes, Inc.* (Pharmaceuticals)	6,846	106,729
Alliance One International, Inc.* (Agriculture)	7,824	31,844
Allscripts Healthcare Solutions, Inc.* (Software)	3,586	69,640
Alnylam Pharmaceuticals, Inc.* (Pharmaceuticals)	3,586	104,281
Alpha Natural Resources, Inc.* (Coal)	4,890	158,827
Alpharma, Inc.—Class A* (Pharmaceuticals)	2,934	59,120
AMAG Pharmaceuticals, Inc.* (Biotechnology)	978	58,807
Amedisys, Inc.* (Healthcare-Services)	1,956	94,905
AMERCO* (Trucking & Leasing)	978	64,235
American Axle & Manufacturing Holdings, Inc. (Auto Parts & Equipment)	3,260	60,701
American Campus Communities, Inc. (REIT)	3,260	87,531
American Commercial Lines, Inc.* (Transportation)	4,238	68,825
American Dental Partners, Inc.* (Healthcare-Services)	2,608	26,158
American Equity Investment Life Holding Co. (Insurance)	6,194	51,348
American Financial Realty Trust (REIT)	11,410	91,508
American Medical Systems Holdings, Inc.* (Healthcare-Products)	5,216	75,423
American Physicians Capital, Inc. (Insurance)	1,956	81,096
American Reprographics Co.* (Software)	2,282	37,607
American States Water Co. (Water)	3,586	135,120
American Superconductor Corp.* (Electrical Components & Equipment)	3,260	89,128
AmericanWest Bancorp (Banks)	4,890	86,211
AMERIGROUP Corp.* (Healthcare-Services)	3,586	130,710
Ameris Bancorp (Banks)	3,912	65,917
Ameristar Casinos, Inc. (Lodging)	2,282	62,846
Ameron International Corp. (Miscellaneous Manufacturing)	978	90,123
Amkor Technology, Inc.* (Semiconductors)	6,846	58,396
AMN Healthcare Services, Inc.* (Commercial Services)	2,934	50,377
ANADIGICS, Inc.* (Semiconductors)	4,564	52,805
Analogic Corp. (Electronics)	1,304	88,307
Anixter International, Inc.* (Telecommunications)	1,630	101,500
ANSYS, Inc.* (Software)	4,890	202,739
Anworth Mortgage Asset Corp. (REIT)	8,802	72,705
Apex Silver Mines, Ltd.ADR* (Mining)	3,912	59,619
Apogee Enterprises, Inc. (Building Materials)	2,608	44,623

See accompanying notes to the financial statements.
17

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued
	Shares	Value

Apollo Investment Corp. (Investment Companies)	5,868	$100,049
Applera Corp.—Celera Genomics Group* (Biotechnology)	6,846	108,646
Applied Industrial Technologies, Inc. (Machinery-Diversified)	3,260	94,605
Applied Micro Circuits Corp.* (Semiconductors)	6,194	54,136
Apria Healthcare Group, Inc.* (Healthcare-Services)	2,934	63,286
AptarGroup, Inc. (Miscellaneous Manufacturing)	4,238	173,377
Aquila, Inc.* (Electric)	29,992	111,870
Arbitron, Inc. (Commercial Services)	1,956	81,311
Arch Chemicals, Inc. (Chemicals)	2,282	83,864
Arena Pharmaceuticals, Inc.* (Biotechnology)	5,868	45,946
ARIAD Pharmaceuticals, Inc.* (Biotechnology)	10,758	45,722
Ariba, Inc.* (Internet)	7,172	79,968
Arlington Tankers, Ltd.ADR (Transportation)	3,912	86,573
Array BioPharma, Inc.* (Pharmaceuticals)	5,542	46,664
Arris Group, Inc.* (Telecommunications)	11,187	111,646
ArthroCare Corp.* (Healthcare-Products)	1,956	93,986
ArvinMeritor, Inc. (Auto Parts & Equipment)	5,216	61,184
Ashford Hospitality Trust (REIT)	8,802	63,286
Aspen Insurance Holdings, Ltd.ADR (Insurance)	5,542	159,831
Aspen Technology, Inc.* (Software)	6,194	100,467
Assisted Living Concepts, Inc.—Class A* (Healthcare-Services)	6,194	46,455
Assured Guaranty, Ltd.ADR (Insurance)	4,564	121,129
Astec Industries, Inc.* (Machinery-Construction & Mining)	1,630	60,620
Atheros Communications* (Telecommunications)	3,586	109,516
Atlas America, Inc. (Oil & Gas)	1,630	96,463
ATMI, Inc.* (Semiconductors)	2,608	84,108
ATP Oil & Gas Corp.* (Oil & Gas)	1,630	82,380
Atwood Oceanics, Inc.* (Oil & Gas)	1,630	163,391
Avid Technology, Inc.* (Software)	2,934	83,150
Avocent Corp.* (Internet)	3,586	83,590
Badger Meter, Inc. (Electronics)	2,608	117,230
Baldor Electric Co. (Hand/Machine Tools)	2,934	98,758
Bally Technologies, Inc.* (Entertainment)	3,912	194,505
Banco Latinoamericano de Exportaciones, S.A.—Class EADR (Banks)	3,912	63,805
BankFinancial Corp. (Savings & Loans)	6,520	103,146
Banner Corp. (Banks)	2,934	84,294
Barnes Group, Inc. (Miscellaneous Manufacturing)	3,260	108,851
Basic Energy Services, Inc.* (Oil & Gas Services)	3,260	71,557
Beacon Roofing Supply, Inc.* (Distribution/Wholesale)	3,912	32,939
BearingPoint, Inc.* (Commercial Services)	14,018	39,671
Beazer Homes USA, Inc. (Home Builders)	2,608	19,377
Belden, Inc. (Electrical Components & Equipment)	2,608	116,056
Belo Corp.—Class A (Media)	5,868	102,338
Benchmark Electronics, Inc.* (Electronics)	4,564	80,920
Berry Petroleum Co.—Class A (Oil & Gas)	2,608	115,926
Big 5 Sporting Goods Corp. (Retail)	2,934	42,308
Bill Barrett Corp.* (Oil & Gas)	1,956	81,898
Bio-Rad Laboratories, Inc.—Class A* (Biotechnology)	1,304	135,120
BioMarin Pharmaceutical, Inc.* (Pharmaceuticals)	6,520	230,808
BioMed Realty Trust, Inc. (REIT)	4,890	113,301
Blackbaud, Inc. (Software)	3,586	100,551
Blackboard, Inc.* (Software)	2,282	91,851
Blockbuster, Inc.—Class A* (Retail)	14,996	58,484
Blue Nile, Inc.* (Internet)	978	66,563
Bob Evans Farms, Inc. (Retail)	2,934	79,013
Borders Group, Inc. (Retail)	4,238	45,135
Borland Software Corp.* (Software)	11,410	34,344
Boston Private Financial Holdings, Inc. (Banks)	3,912	105,937
Bowne & Co., Inc. (Commercial Services)	3,912	68,851
Brady Corp.—Class A (Electronics)	3,260	114,393
Briggs & Stratton Corp. (Machinery-Diversified)	3,260	73,872
Bright Horizons Family Solutions, Inc.* (Commercial Services)	2,282	78,820
Brightpoint, Inc.* (Distribution/Wholesale)	3,912	60,088
Bristow Group, Inc.* (Transportation)	1,630	92,339
Brooks Automation, Inc.* (Semiconductors)	5,216	68,903
Brown Shoe Co., Inc. (Retail)	3,260	49,454
Brush Engineered Materials, Inc.* (Mining)	1,630	60,636
Buckeye Technologies, Inc.* (Forest Products & Paper)	4,564	57,050
Bucyrus International, Inc.—Class A (Machinery-Construction & Mining)	2,282	226,808
Buffalo Wild Wings, Inc.* (Retail)	1,304	30,279
CACI International, Inc.—Class A* (Computers)	1,956	87,570
Calamos Asset Management, Inc. (Diversified Financial Services)	2,934	87,375
California Water Service Group (Water)	3,586	132,754
Callaway Golf Co. (Leisure Time)	5,542	96,597
Capital City Bank Group, Inc. (Banks)	3,586	101,197
Capital Lease Funding, Inc. (REIT)	8,476	71,368
Carrizo Oil & Gas, Inc.* (Oil & Gas)	1,630	89,243
Carter’s, Inc.* (Apparel)	3,912	75,697
Cascade Corp. (Machinery-Diversified)	978	45,438
Casey’s General Stores, Inc. (Retail)	3,586	106,181
Cash America International, Inc. (Retail)	2,282	73,709
Cbeyond, Inc.* (Telecommunications)	1,630	63,554
CBRE Realty Finance, Inc. (REIT)	5,868	31,335
CBRL Group, Inc. (Retail)	1,956	63,355
Centene Corp.* (Healthcare-Services)	3,586	98,400
Centennial Bank Holdings, Inc.* (Banks)	11,084	64,066
Centerline Holding Co. (Diversified Financial Services)	4,890	37,262
Central European Distribution Corp.* (Distribution/Wholesale)	2,608	151,473
Central Garden & Pet Co.—Class A* (Household Products/Wares)	6,194	33,200
Central Vermont Public Service Corp. (Electric)	1,956	60,323
Century Aluminum Co.* (Mining)	1,630	87,922
Cenveo, Inc.* (Commercial Services)	3,912	68,343
Cepheid, Inc.* (Healthcare-Products)	4,890	128,851
Ceradyne, Inc.* (Miscellaneous Manufacturing)	1,630	76,496
CF Industries Holdings, Inc. (Chemicals)	3,260	358,796
Champion Enterprises, Inc.* (Home Builders)	5,868	55,277
Charlotte Russe Holding, Inc.* (Retail)	2,282	36,854
Charming Shoppes, Inc.* (Retail)	8,476	45,855
Charter Communications, Inc.—Class A* (Media)	26,732	31,276
Chattem, Inc.* (Cosmetics/Personal Care)	1,304	98,504
Checkpoint Systems, Inc.* (Electronics)	2,934	76,225
Chemed Corp. (Commercial Services)	1,630	91,084
Cherokee, Inc. (Apparel)	2,282	73,640
Chipotle Mexican Grill, Inc.—Class B* (Retail)	1,956	240,686
Chiquita Brands International, Inc.* (Food)	3,586	65,947
Christopher & Banks Corp. (Retail)	3,260	37,327
Cincinnati Bell, Inc.* (Telecommunications)	17,604	83,619
Cirrus Logic, Inc.* (Semiconductors)	8,150	43,032
Citadel Broadcasting Corp. (Media)	16,626	34,250
Citi Trends, Inc.* (Retail)	1,630	25,167
Citizens Republic Bancorp, Inc. (Banks)	5,868	85,145
CKE Restaurants, Inc. (Retail)	4,564	60,245
Clarcor, Inc. (Miscellaneous Manufacturing)	3,586	136,160
Cleco Corp. (Electric)	4,564	126,879
CMGI, Inc.* (Internet)	3,260	42,673
CNET Networks, Inc.* (Internet)	11,736	107,267

See accompanying notes to the financial statements.
18

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued
	Shares	Value

CoBiz Financial, Inc. (Banks)	5,216	$77,562
Coeur d’Alene Mines Corp.* (Mining)	19,234	95,016
Cogent Communications Group, Inc.* (Internet)	3,260	77,295
Cognex Corp. (Machinery-Diversified)	3,912	78,827
Cohen & Steers, Inc. (Diversified Financial Services)	1,304	39,081
Cohu, Inc. (Semiconductors)	3,586	54,866
Coinstar, Inc.* (Commercial Services)	2,608	73,415
Collective Brands, Inc.* (Retail)	3,912	68,030
Columbia Banking System, Inc. (Banks)	4,238	125,996
Community Trust Bancorp, Inc. (Banks)	3,260	89,748
Commvault Systems, Inc.* (Software)	3,586	75,951
Compass Minerals International, Inc. (Mining)	2,608	106,928
Complete Production Services, Inc.* (Oil & Gas Services)	2,934	52,724
Comstock Resources, Inc.* (Oil & Gas)	2,934	99,756
Comtech Telecommunications Corp.* (Telecommunications)	1,630	88,036
Conceptus, Inc.* (Healthcare-Products)	3,260	62,722
Concur Technologies, Inc.* (Software)	3,260	118,045
CONMED Corp.* (Healthcare-Products)	2,608	60,271
Consolidated Communications Holdings, Inc. (Telecommunications)	3,586	71,361
Consolidated Water Co., Ltd.ADR (Water)	3,586	90,331
Consolidated-Tomoka Land Co. (Real Estate)	1,304	81,735
Cooper Tire & Rubber Co. (Auto Parts & Equipment)	3,912	64,861
Corinthian Colleges, Inc.* (Commercial Services)	6,846	105,428
Corporate Office Properties Trust (REIT)	2,608	82,152
Corus Bankshares, Inc. (Banks)	4,238	45,219
CoStar Group, Inc.* (Commercial Services)	1,630	77,018
Crosstex Energy, Inc. (Oil & Gas)	3,260	121,402
CSG Systems International, Inc.* (Software)	3,260	47,987
CSK Auto Corp.* (Retail)	3,912	19,599
Cubist Pharmaceuticals, Inc.* (Pharmaceuticals)	4,238	86,921
Curtiss-Wright Corp. (Aerospace/Defense)	2,934	147,287
CV Therapeutics, Inc.* (Pharmaceuticals)	4,890	44,255
Cymer, Inc.* (Electronics)	2,282	88,838
Daktronics, Inc. (Electronics)	2,608	58,863
Darling International, Inc.* (Environmental Control)	6,846	79,140
Dawson Geophysical Co.* (Oil & Gas Services)	978	69,888
DCT Industrial Trust, Inc. (REIT)	12,388	115,332
DealerTrack Holdings, Inc.* (Internet)	2,282	76,379
Deckers Outdoor Corp.* (Apparel)	978	151,649
Deerfield Capital Corp. (REIT)	5,868	46,944
Delta Petroleum Corp.* (Oil & Gas)	4,564	86,031
Deluxe Corp. (Commercial Services)	3,260	107,221
DeVry, Inc. (Commercial Services)	3,912	203,268
DiamondRock Hospitality Co. (REIT)	6,846	102,553
Digi International, Inc.* (Software)	4,564	64,763
Digital Realty Trust, Inc. (REIT)	3,586	137,595
Digital River, Inc.* (Internet)	2,608	86,247
Dionex Corp.* (Electronics)	1,304	108,049
Dollar Thrifty Automotive Group, Inc.* (Commercial Services)	1,956	46,318
Dress Barn, Inc.* (Retail)	3,260	40,783
Drill-Quip, Inc.* (Oil & Gas Services)	1,630	90,726
DTS, Inc.* (Home Furnishings)	3,260	83,358
Dycom Industries, Inc.* (Engineering & Construction)	2,934	78,191
Eagle Bulk Shipping, Inc.ADR (Transportation)	3,912	103,864
EarthLink, Inc.* (Internet)	11,736	82,974
Eclipsys Corp.* (Software)	3,586	90,762
Edge Petroleum Corp.* (Oil & Gas)	3,912	23,198
Education Realty Trust, Inc. (REIT)	7,824	87,942
El Paso Electric Co.* (Electric)	4,238	108,366
Electronics for Imaging, Inc.* (Computers)	3,912	87,942
Elizabeth Arden, Inc.* (Cosmetics/Personal Care)	2,934	59,707
EMCOR Group, Inc.* (Engineering & Construction)	3,912	92,441
Empire District Electric Co. (Electric)	5,868	133,673
Employers Holdings, Inc. (Insurance)	4,890	81,712
EMS Technologies, Inc.* (Telecommunications)	3,586	108,441
Emulex Corp.* (Semiconductors)	5,216	85,125
Encore Acquisition Co.* (Oil & Gas)	3,586	119,665
Encore Wire Corp. (Electrical Components & Equipment)	2,282	36,329
Energy Conversion Devices, Inc.* (Electrical Components & Equipment)	2,608	87,759
EnergySouth, Inc. (Gas)	1,956	113,448
Ennis, Inc. (Household Products/Wares)	3,260	58,680
EnPro Industries, Inc.* (Miscellaneous Manufacturing)	1,630	49,960
Entegris, Inc.* (Semiconductors)	9,454	81,588
Entertainment Properties Trust (REIT)	1,956	91,932
Entravision Communications Corp.* (Media)	7,172	56,157
Enzon Pharmaceuticals, Inc.* (Biotechnology)	9,454	90,097
Epicor Software Corp.* (Software)	5,542	65,285
Equinix, Inc.* (Internet)	1,956	197,693
ESCO Technologies, Inc.* (Miscellaneous Manufacturing)	1,956	78,123
Euronet Worldwide, Inc.* (Commercial Services)	3,260	97,800
Evergreen Solar, Inc.* (Energy-Alternate Sources)	7,172	123,860
Excel Technology, Inc.* (Electronics)	3,260	88,346
EXCO Resources, Inc.* (Oil & Gas)	4,238	65,604
Exelixis, Inc.* (Biotechnology)	8,150	70,335
Exponent, Inc.* (Commercial Services)	3,586	96,965
Extra Space Storage, Inc. (REIT)	6,846	97,829
Federal Agricultural Mortgage Corp.—Class C (Diversified Financial Services)	2,282	60,062
FEI Co.* (Electronics)	2,608	64,757
FelCor Lodging Trust, Inc. (REIT)	4,564	71,153
Ferro Corp. (Chemicals)	3,586	74,338
Finisar Corp.* (Telecommunications)	19,560	28,362
First BanCorp (Banks)	6,846	49,907
First Financial Holdings, Inc. (Savings & Loans)	3,260	89,389
First Merchants Corp. (Banks)	4,564	99,678
First Place Financial Corp. (Savings & Loans)	4,238	59,290
First Potomac Realty Trust (REIT)	4,238	73,275
First State Bancorporation (Banks)	4,564	63,440
Fisher Communications, Inc.* (Media)	1,630	61,875
Fleetwood Enterprises, Inc.* (Home Builders)	6,846	40,939
FLIR Systems, Inc.* (Electronics)	7,824	244,891
Flow International Corp.* (Machinery-Diversified)	5,216	48,613
Flowers Foods, Inc. (Food)	4,890	114,475
Flushing Financial Corp. (Savings & Loans)	5,868	94,181
Force Protection, Inc.* (Auto Manufacturers)	4,238	19,834
FormFactor, Inc.* (Semiconductors)	2,934	97,115
Forward Air Corp. (Transportation)	2,934	91,453
Fossil, Inc.* (Household Products/Wares)	2,934	123,169
Foundry Networks, Inc.* (Telecommunications)	8,802	154,211
FPIC Insurance Group, Inc.* (Insurance)	1,956	84,069
Franklin Bank Corp. Houston* (Savings & Loans)	5,542	23,886
Fremont General Corp.* (Banks)	4,890	17,115
Friedman, Billings, Ramsey Group, Inc.—Class A (Diversified Financial Services)	13,040	40,946
FTI Consulting, Inc.* (Commercial Services)	2,608	160,757
Fuel Tech, Inc.* (Environmental Control)	1,956	44,303
FuelCell Energy, Inc.* (Energy-Alternate Sources)	7,498	74,380
Fuller (H.B.) Co. (Chemicals)	3,912	87,824
Gartner Group, Inc.* (Commercial Services)	4,564	80,144
Gaylord Entertainment Co.* (Lodging)	2,608	105,546
Gemstar-TV Guide International, Inc.* (Media)	18,582	88,450
Genco Shipping & Trading, Ltd.ADR (Transportation)	1,630	89,259

See accompanying notes to the financial statements.
19

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued
	Shares	Value

GenCorp, Inc.* (Aerospace/Defense)	6,194	$72,222
General Communication, Inc.—Class A* (Telecommunications)	5,542	48,493
Genesco, Inc.* (Retail)	1,630	61,614
Genesee & Wyoming, Inc.—Class A* (Transportation)	2,934	70,915
GeoEye, Inc.* (Telecommunications)	2,934	98,729
Georgia Gulf Corp. (Chemicals)	3,260	21,581
Gevity HR, Inc. (Commercial Services)	2,934	22,562
Gladstone Capital Corp. (Investment Companies)	3,912	66,504
GMH Communities Trust (REIT)	7,824	43,188
Golden Telecom, Inc.* (Telecommunications)	1,304	131,639
Goodman Global, Inc.* (Building Materials)	3,260	80,000
GrafTech International, Ltd.* (Electrical Components & Equipment)	6,520	115,730
Granite Construction, Inc. (Engineering & Construction)	1,956	70,768
Great Wolf Resorts, Inc.* (Entertainment)	5,868	57,565
Greatbatch, Inc.* (Electrical Components & Equipment)	2,282	45,617
Greenhill & Co., Inc. (Diversified Financial Services)	1,304	86,690
Greif Brothers Corp.—Class A (Packaging & Containers)	1,956	127,864
Grey Wolf, Inc.* (Oil & Gas)	12,062	64,290
Group 1 Automotive, Inc. (Retail)	1,956	46,455
GulfMark Offshore, Inc.* (Transportation)	1,630	76,268
Haemonetics Corp.* (Healthcare-Products)	1,956	123,267
Harleysville National Corp. (Banks)	6,194	90,247
Harvest Natural Resources, Inc.* (Oil & Gas)	5,868	73,350
Haynes International, Inc.* (Metal Fabricate/Hardware)	978	67,971
HealthExtras, Inc.* (Pharmaceuticals)	2,608	68,017
HEALTHSOUTH Corp.* (Healthcare-Services)	5,216	109,536
Healthways, Inc.* (Healthcare-Services)	2,282	133,360
Hecla Mining Co.* (Mining)	8,150	76,203
HEICO Corp. (Aerospace/Defense)	2,608	142,084
Heidrick & Struggles International, Inc. (Commercial Services)	1,630	60,489
Helen of Troy, Ltd.ADR* (Household Products/Wares)	2,608	44,701
Hercules Offshore, Inc.* (Oil & Gas Services)	1,956	46,514
Hercules Technology Growth Capital, Inc. (Investment Companies)	6,520	80,978
Hercules, Inc. (Chemicals)	7,172	138,778
Herman Miller, Inc. (Office Furnishings)	3,586	116,151
Hersha Hospitality Trust (REIT)	8,150	77,425
Hexcel Corp.* (Aerospace/Defense Equipment)	6,194	150,390
Hibbett Sports, Inc.* (Retail)	2,934	58,621
Highwoods Properties, Inc. (REIT)	3,586	105,357
Hilb, Rogal, and Hobbs Co. (Insurance)	2,282	92,581
Hologic, Inc.* (Healthcare-Products)	3,260	223,766
Horizon Lines, Inc.—Class A (Transportation)	2,934	54,690
Hornbeck Offshore Services, Inc.* (Oil & Gas Services)	1,630	73,269
Hub Group, Inc.—Class A* (Transportation)	2,934	77,986
Hudson Highland Group, Inc.* (Commercial Services)	2,608	21,933
Human Genome Sciences, Inc.* (Biotechnology)	10,432	108,910
Huron Consulting Group, Inc.* (Commercial Services)	1,304	105,142
Iconix Brand Group, Inc.* (Apparel)	3,912	76,910
IDACORP, Inc. (Electric)	3,586	126,299
IHS, Inc.—Class A* (Computers)	2,282	138,198
II-VI, Inc.* (Electronics)	2,282	69,715
IKON Office Solutions, Inc. (Office/Business Equipment)	7,172	93,379
Illumina, Inc.* (Biotechnology)	3,260	193,188
Imation Corp. (Computers)	2,608	54,768
Immucor, Inc.* (Healthcare-Products)	4,238	144,050
Independent Bank Corp. (Banks)	5,216	49,552
Independent Bank Corp. (Banks)	3,260	88,737
Infinity Property & Casualty Corp. (Insurance)	1,956	70,670
Informatica Corp.* (Software)	6,194	111,616
Infospace, Inc. (Internet)	3,260	61,288
Ingles Markets, Inc.—Class A (Food)	1,956	49,663
Innospec, Inc. (Chemicals)	2,608	44,753
Insight Enterprises, Inc.* (Retail)	3,912	71,355
Insituform Technologies, Inc.—Class A* (Engineering & Construction)	3,260	48,248
Integra Bank Corp. (Banks)	4,890	68,998
Interactive Brokers Group, Inc.—Class A* (Diversified Financial Services)	3,260	105,363
InterDigital, Inc.* (Telecommunications)	3,260	76,056
Interface, Inc.—Class A (Office Furnishings)	4,564	74,484
Interline Brands, Inc.* (Building Materials)	2,608	57,141
Intermec, Inc.* (Machinery-Diversified)	4,238	86,074
InterMune, Inc.* (Biotechnology)	2,282	30,419
Internap Network Services Corp.* (Internet)	3,912	32,587
International Coal Group, Inc.* (Coal)	10,432	55,916
Interwoven, Inc.* (Internet)	4,890	69,536
inVentiv Health, Inc.* (Advertising)	2,282	70,651
Inverness Medical Innovations, Inc.* (Healthcare-Products)	2,934	164,832
ION Geophysical Corp.* (Oil & Gas Services)	4,890	77,164
IPC Holdings, Ltd.ADR (Insurance)	4,238	122,351
iPCS, Inc. (Telecommunications)	2,282	82,129
Isis Pharmaceuticals, Inc.* (Pharmaceuticals)	7,172	112,959
ITC Holdings Corp. (Electric)	3,260	183,929
Itron, Inc.* (Electronics)	1,956	187,717
J. Crew Group, Inc.* (Retail)	2,282	110,015
j2 Global Communications, Inc.* (Internet)	3,586	75,916
Jack Henry & Associates, Inc. (Computers)	4,890	119,023
Jack in the Box, Inc.* (Retail)	3,912	100,812
Jackson Hewitt Tax Service, Inc. (Commercial Services)	2,608	82,804
JAKKS Pacific, Inc.* (Toys/Games/Hobbies)	2,608	61,575
Jamba, Inc.* (Retail)	6,520	24,124
Jer Investors Trust, Inc. (REIT)	5,216	56,176
JetBlue Airways Corp.* (Airlines)	10,432	61,549
Jo-Ann Stores, Inc.* (Retail)	1,956	25,584
Jos. A. Bank Clothiers, Inc.* (Retail)	1,630	46,374
K-V Pharmaceutical Co.* (Pharmaceuticals)	2,934	83,736
Kadant, Inc.* (Machinery-Diversified)	2,282	67,707
Kaiser Aluminum Corp. (Mining)	978	77,731
Kaman Corp. (Aerospace/Defense)	2,608	96,000
Kaydon Corp. (Metal Fabricate/Hardware)	1,956	106,680
KBW, Inc.* (Diversified Financial Services)	2,282	58,396
KEMET Corp.* (Electronics)	8,802	58,357
Kenexa Corp.* (Commercial Services)	1,956	37,986
Kindred Healthcare, Inc.* (Healthcare-Services)	1,956	48,861
KNBT Bancorp, Inc. (Savings & Loans)	7,498	115,619
Knight Capital Group, Inc.—Class A* (Diversified Financial Services)	6,846	98,582
Knight Transportation, Inc. (Transportation)	4,564	67,593
Knightsbridge Tankers, Ltd.ADR (Transportation)	2,608	62,983
Knoll, Inc. (Office Furnishings)	3,586	58,918
Korn/Ferry International* (Commercial Services)	3,260	61,353
Kulicke & Soffa Industries, Inc.* (Semiconductors)	6,520	44,727
L-1 Identity Solutions, Inc.* (Electronics)	4,238	76,072
Laclede Group, Inc. (Gas)	4,564	156,271
Lance, Inc. (Food)	3,260	66,569
LandAmerica Financial Group, Inc. (Insurance)	978	32,714

See accompanying notes to the financial statements.
20

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued

	Shares	Value

Landauer, Inc. (Commercial Services)	1,956	$101,419
LaSalle Hotel Properties (REIT)	2,934	93,595
Lattice Semiconductor Corp.* (Semiconductors)	12,062	39,202
Lawson Software, Inc.* (Software)	9,454	96,809
Layne Christensen Co.* (Engineering & Construction)	1,630	80,212
LCA-Vision, Inc. (Healthcare-Products)	1,630	32,551
Leapfrog Enterprises, Inc.* (Toys/Games/Hobbies)	5,868	39,492
Lear Corp.* (Auto Parts & Equipment)	4,564	126,240
Lee Enterprises, Inc. (Media)	3,912	57,311
Life Time Fitness, Inc.* (Leisure Time)	1,956	97,174
LifeCell Corp.* (Biotechnology)	2,608	112,431
Ligand Pharmaceuticals, Inc.—Class B (Pharmaceuticals)	8,476	40,939
Lin TV Corp.—Class A* (Media)	2,934	35,707
Littelfuse, Inc.* (Electrical Components & Equipment)	1,956	64,470
Live Nation, Inc.* (Commercial Services)	4,238	61,536
LKQ Corp.* (Distribution/Wholesale)	7,824	164,460
LodgeNet Entertainment Corp.* (Media)	2,282	39,798
Longs Drug Stores Corp. (Retail)	1,956	91,932
LoopNet, Inc.* (Internet)	2,934	41,223
LTC Properties, Inc. (REIT)	4,564	114,328
Luminex Corp.* (Healthcare-Products)	4,890	79,414
M &F Worldwide Corp.* (Food)	978	52,665
Macrovision Corp.* (Entertainment)	3,586	65,731
Magellan Health Services, Inc.* (Healthcare-Services)	2,608	121,611
Maguire Properties, Inc. (REIT)	2,934	86,465
Manhattan Associates, Inc.* (Computers)	2,608	68,747
MannKind Corp.* (Pharmaceuticals)	4,238	33,734
Mariner Energy, Inc.* (Oil & Gas)	5,542	126,801
Martek Biosciences Corp.* (Biotechnology)	3,260	96,431
Marvel Entertainment, Inc.* (Toys/Games/Hobbies)	3,912	104,490
MasTec, Inc.* (Telecommunications)	4,238	43,100
Matria Healthcare, Inc.* (Healthcare-Services)	1,956	46,494
Matrix Service Co.* (Oil & Gas Services)	2,282	49,793
Matthews International Corp.—Class A (Miscellaneous Manufacturing)	2,608	122,237
Mattson Technology, Inc.* (Semiconductors)	6,194	53,021
Max Capital Group, Ltd.ADR (Insurance)	4,564	127,746
MAXIMUS, Inc. (Commercial Services)	1,630	62,934
McCormick & Schmick’s Seafood Restaurants, Inc.* (Retail)	3,260	38,892
MCG Capital Corp. (Investment Companies)	5,868	68,010
McGrath Rentcorp (Commercial Services)	2,608	67,156
Medarex, Inc.* (Pharmaceuticals)	8,150	84,923
Mediacom Communications Corp.—Class A* (Media)	7,172	32,919
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	3,586	93,128
Mentor Corp. (Healthcare-Products)	2,608	101,973
Mentor Graphics Corp.* (Computers)	6,194	66,771
Meridian Bioscience, Inc. (Healthcare-Products)	3,586	107,867
Meritage Homes Corp.* (Home Builders)	1,956	28,499
Metal Management, Inc. (Environmental Control)	1,630	74,214
Methode Electronics, Inc. (Electronics)	4,238	69,673
MGE Energy, Inc. (Electric)	3,586	127,195
MGI Pharma, Inc.* (Pharmaceuticals)	5,216	211,404
Micros Systems, Inc.* (Computers)	2,608	182,977
Microsemi Corp.* (Semiconductors)	4,890	108,265
MicroStrategy, Inc.—Class A* (Software)	652	62,005
Midas, Inc.* (Commercial Services)	3,260	47,792
MKS Instruments, Inc.* (Semiconductors)	3,586	68,636
Mobile Mini, Inc.* (Storage/Warehousing)	2,934	54,396
Monaco Coach Corp. (Home Builders)	4,564	40,528
Monarch Casino & Resort, Inc.* (Lodging)	2,282	54,951
Montpelier Re Holdings, Ltd.ADR (Insurance)	7,172	121,996
Moog, Inc.—Class A* (Aerospace/Defense)	2,608	119,472
MPS Group, Inc.* (Commercial Services)	7,172	78,462
MSC.Software Corp.* (Software)	4,890	63,521
Mueller Industries, Inc. (Metal Fabricate/Hardware)	2,934	85,057
Mueller Water Products, Inc.—Class A (Metal Fabricate/Hardware)	8,476	80,692
MVC Capital, Inc. (Investment Companies)	3,586	57,878
Myriad Genetics, Inc.* (Biotechnology)	2,934	136,196
Nara Bancorp, Inc. (Banks)	5,216	60,871
Nash Finch Co. (Food)	1,304	46,005
NATCO Group, Inc.—Class A* (Oil & Gas Services)	1,630	88,265
National CineMedia, Inc. (Entertainment)	3,586	90,403
National Financial Partners (Diversified Financial Services)	2,608	118,951
Nationwide Health Properties, Inc. (REIT)	5,542	174,019
NCI Building Systems, Inc.* (Building Materials)	1,630	46,928
Nektar Therapeutics* (Biotechnology)	6,846	45,937
Net 1 UEPS Technologies, Inc.* (Commercial Services)	2,934	86,142
Netflix, Inc.* (Internet)	3,586	95,459
NETGEAR, Inc.* (Telecommunications)	2,608	93,027
NewAlliance Bancshares, Inc. (Savings & Loans)	8,150	93,888
NGP Capital Resources Co. (Investment Companies)	4,890	76,431
Nicor, Inc. (Gas)	2,934	124,255
Nordson Corp. (Machinery-Diversified)	2,282	132,265
North Pittsburgh Systems, Inc. (Telecommunications)	3,260	73,969
NorthStar Realty Finance Corp. (REIT)	6,520	58,158
Novatel Wireless, Inc.* (Telecommunications)	2,282	36,968
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	2,608	36,199
NTELOS Holdings Corp. (Telecommunications)	2,608	77,432
Nuance Communications, Inc.* (Software)	8,150	152,242
NuVasive, Inc.* (Healthcare-Products)	3,260	128,835
O’Charley’s, Inc. (Retail)	3,912	58,602
Oil States International, Inc.* (Oil & Gas Services)	2,934	100,108
Old Dominion Freight Line, Inc.* (Transportation)	2,608	60,271
Olin Corp. (Chemicals)	5,216	100,825
OM Group, Inc.* (Chemicals)	1,956	112,548
OMEGA Healthcare Investors, Inc. (REIT)	6,846	109,878
Omnicell, Inc.* (Software)	3,260	87,792
OmniVision Technologies, Inc.* (Semiconductors)	4,238	66,325
ON Semiconductor Corp.* (Semiconductors)	14,344	127,375
Onyx Pharmaceuticals, Inc.* (Pharmaceuticals)	3,260	181,321
optionsXpress Holdings, Inc. (Diversified Financial Services)	3,260	110,253
OraSure Technologies, Inc.* (Healthcare-Products)	8,802	78,250
Orbital Sciences Corp.* (Aerospace/Defense)	4,238	103,916
Orthofix International N.V.ADR* (Healthcare-Products)	1,630	94,491
OSI Pharmaceuticals, Inc.* (Pharmaceuticals)	3,912	189,771
OSI Systems, Inc.* (Electronics)	2,282	60,405
Owens & Minor, Inc. (Distribution/Wholesale)	2,934	124,490
P.F. Chang’s China Bistro, Inc.* (Retail)	2,282	52,121
Pacer International, Inc. (Transportation)	3,260	47,596
Pacific Sunwear of California, Inc.* (Retail)	4,564	64,398
PAETEC Holding Corp.* (Telecommunications)	6,194	60,392
Palm, Inc. (Computers)	6,520	41,337
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	2,608	62,592
Parallel Petroleum Corp.* (Oil & Gas)	3,260	57,474
Parametric Technology Corp.* (Software)	6,846	122,201
See accompanying notes to the financial statements.
21

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued

	Shares	Value

PAREXEL International Corp.* (Commercial Services)	1,956	$94,475
Parker Drilling Co.* (Oil & Gas)	7,824	59,071
Peet’s Coffee & Tea, Inc.* (Beverages)	3,260	94,768
Penn Virginia Corp. (Oil & Gas)	2,282	99,564
Performance Food Group Co.* (Food)	2,934	78,837
Perini Corp.* (Engineering & Construction)	1,630	67,515
Perot Systems Corp.—Class A* (Computers)	5,542	74,817
Perrigo Co. (Pharmaceuticals)	5,542	194,025
Petrohawk Energy Corp.* (Oil & Gas)	10,106	174,935
PetroQuest Energy, Inc.* (Oil & Gas)	4,238	60,603
Pharmion Corp.* (Pharmaceuticals)	1,956	122,954
Phase Forward, Inc.* (Software)	3,912	85,086
PHH Corp.* (Commercial Services)	3,586	63,257
PHI, Inc.* (Transportation)	2,608	80,900
Pier 1 Imports, Inc.* (Retail)	8,150	42,625
Pilgrim’s Pride Corp. (Food)	2,608	75,502
Pinnacle Entertainment, Inc.* (Entertainment)	3,912	92,167
Pinnacle Financial Partners, Inc.* (Banks)	3,912	99,443
Piper Jaffray* (Diversified Financial Services)	1,630	75,502
Plantronics, Inc. (Telecommunications)	3,260	84,760
Platinum Underwriters Holdings, Ltd.ADR (Insurance)	3,912	139,111
Plexus Corp.* (Electronics)	3,260	85,608
PMA Capital Corp.—Class A* (Insurance)	7,824	64,313
PMC-Sierra, Inc.* (Semiconductors)	14,344	93,810
PNM Resources, Inc. (Electric)	5,216	111,883
Polaris Industries, Inc. (Leisure Time)	2,608	124,584
Polycom, Inc.* (Telecommunications)	5,216	144,900
PolyOne Corp.* (Chemicals)	9,128	60,062
Portfolio Recovery Associates, Inc. (Diversified Financial Services)	1,304	51,730
Post Properties, Inc. (REIT)	2,608	91,593
Potlatch Corp. (Forest Products & Paper)	2,934	130,387
Powerwave Technologies, Inc.* (Telecommunications)	10,432	42,041
Preferred Bank (Banks)	2,608	67,860
Presidential Life Corp. (Insurance)	4,238	74,207
Priceline.com, Inc.* (Internet)	2,282	262,111
PRIMEDIA, Inc. (Media)	3,586	30,481
ProAssurance Corp.* (Insurance)	2,282	125,327
Progress Software Corp.* (Software)	2,934	98,817
Prospect Capital Corp. (Investment Companies)	4,238	55,306
Provident New York Bancorp (Savings & Loans)	7,498	96,874
PSS World Medical, Inc.* (Healthcare-Products)	4,890	95,697
Psychiatric Solutions, Inc.* (Healthcare-Services)	3,586	116,545
Quanex Corp. (Metal Fabricate/Hardware)	2,282	118,436
Quantum Corp.* (Computers)	20,212	54,370
Quest Software, Inc.* (Software)	4,890	90,172
Quiksilver, Inc.* (Apparel)	8,150	69,927
RAIT Financial Trust (REIT)	4,238	36,532
Ralcorp Holdings, Inc.* (Food)	1,956	118,905
Raven Industries, Inc. (Miscellaneous Manufacturing)	1,956	75,091
RBC Bearings, Inc.* (Metal Fabricate/Hardware)	1,956	85,008
RC2 Corp.* (Toys/Games/Hobbies)	1,956	54,905
RealNetworks, Inc.* (Internet)	8,476	51,619
Realty Income Corp. (REIT)	6,520	176,170
Red Robin Gourmet Burgers, Inc.* (Retail)	1,956	62,572
Reddy Ice Holdings, Inc. (Miscellaneous Manufacturing)	2,934	74,260
Regal-Beloit Corp. (Hand/Machine Tools)	1,956	87,922
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	4,564	110,221
Regis Corp. (Retail)	2,934	82,035
Renasant Corp. (Banks)	3,912	84,382
Rent-A-Center, Inc.* (Commercial Services)	4,564	66,269
Resource Capital Corp. (REIT)	5,216	48,561
Resources Connection, Inc. (Commercial Services)	3,260	59,202
RF Micro Devices, Inc.* (Telecommunications)	13,040	74,458
Rimage Corp.* (Computers)	2,282	59,218
Robbins & Myers, Inc. (Machinery-Diversified)	1,304	98,622
Rock-Tenn Co.—Class A (Forest Products & Paper)	2,608	66,269
Rofin-Sinar Technologies, Inc.* (Electronics)	2,608	125,471
Rosetta Resources, Inc.* (Oil & Gas)	3,912	77,575
RTI International Metals, Inc.* (Mining)	1,304	89,885
Rudolph Technologies, Inc.* (Semiconductors)	3,912	44,284
Rush Enterprises, Inc.* (Retail)	4,238	77,047
Russ Berrie and Co., Inc.* (Household Products/Wares)	3,586	58,667
SAIC, Inc.* (Commercial Services)	6,194	124,623
Sally Beauty Holdings, Inc.* (Retail)	6,846	61,956
Sanderson Farms, Inc. (Food)	1,630	55,061
Sandy Spring Bancorp, Inc. (Banks)	3,260	90,693
Sapient Corp.* (Internet)	7,824	68,929
Savient Pharmaceuticals, Inc.* (Biotechnology)	4,564	104,835
SAVVIS, Inc.* (Telecommunications)	1,956	54,592
ScanSource, Inc.* (Distribution/Wholesale)	2,608	84,369
Schnitzer Steel Industries, Inc.—Class A (Iron/Steel)	1,630	112,682
Scholastic Corp.* (Media)	2,934	102,367
Schweitzer-Mauduit International, Inc. (Forest Products & Paper)	2,608	67,573
Sciele Pharma, Inc.* (Pharmaceuticals)	2,934	60,000
Seabright Insurance Holdings* (Insurance)	4,564	68,825
Seacoast Banking Corp. of Florida (Banks)	4,238	43,567
Security Bank Corp. (Banks)	4,564	41,715
Select Comfort Corp.* (Retail)	3,912	27,423
Selective Insurance Group, Inc. (Insurance)	4,564	104,926
Semtech Corp.* (Semiconductors)	5,542	86,012
Senior Housing Properties Trust (REIT)	5,868	133,086
Senomyx, Inc.* (Commercial Services)	4,238	31,743
Signature Bank* (Banks)	2,608	88,020
Silgan Holdings, Inc. (Packaging & Containers)	1,630	84,662
Silicon Image, Inc.* (Semiconductors)	7,498	33,891
Sinclair Broadcast Group, Inc.—Class A (Media)	4,890	40,147
SiRF Technology Holdings, Inc.* (Semiconductors)	3,586	90,116
Skilled Healthcare Group, Inc.—Class A* (Healthcare-Services)	4,238	62,002
SkyWest, Inc. (Airlines)	3,912	105,037
Skyworks Solutions, Inc.* (Semiconductors)	11,410	96,985
Smart Modular Technologies (WWH), Inc.ADR* (Computers)	3,912	39,824
Sohu.com, Inc.* (Internet)	2,282	124,415
Sonic Corp.* (Retail)	4,890	107,091
SONICWALL, Inc.* (Internet)	7,498	80,379
SonoSite, Inc.* (Healthcare-Products)	2,282	76,835
Sonus Networks, Inc.* (Telecommunications)	15,648	91,228
Sotheby’s (Commercial Services)	3,912	149,047
Southwest Bancorp, Inc. (Banks)	3,912	71,707
Spansion, Inc.—Class A* (Semiconductors)	6,520	25,624
Spartan Motors, Inc. (Auto Parts & Equipment)	2,934	22,416
Spartan Stores, Inc. (Food)	2,282	52,144
Spartech Corp. (Chemicals)	2,608	36,773
Spherion Corp.* (Commercial Services)	6,846	49,839
SPSS, Inc.* (Software)	1,630	58,533
Stage Stores, Inc. (Retail)	3,586	53,073
Standard Microsystems Corp.* (Semiconductors)	2,282	89,158
Standard Pacific Corp. (Home Builders)	4,564	15,289
Standex International Corp. (Miscellaneous Manufacturing)	3,586	62,576
Steiner Leisure, Ltd.ADR* (Commercial Services)	1,630	71,981

See accompanying notes to the financial statements.
22

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued
	Shares	Value

STERIS Corp. (Healthcare-Products)	4,238	$122,224
Sterling Financial Corp. (Savings & Loans)	3,912	65,682
Steven Madden, Ltd.* (Apparel)	2,282	45,640
Stewart Enterprises, Inc.—Class A (Commercial Services)	9,454	84,141
Stifel Financial Corp.* (Diversified Financial Services)	1,304	68,551
Stone Energy Corp.* (Oil & Gas)	2,282	107,049
Strategic Hotels & Resorts, Inc. (REIT)	5,216	87,264
Strayer Education, Inc. (Commercial Services)	978	166,827
Suffolk Bancorp (Banks)	2,934	90,103
Sunrise Assisted Living, Inc.* (Healthcare-Services)	2,934	90,015
Sunstone Hotel Investors, Inc. (REIT)	4,564	83,476
Superior Bancorp* (Banks)	9,780	52,519
Superior Essex, Inc.* (Electrical Components & Equipment)	1,956	46,944
SureWest Communications (Telecommunications)	2,608	44,597
Swift Energy Co.* (Oil & Gas)	1,956	86,279
Sybase, Inc.* (Software)	5,216	136,085
Symmetricom, Inc.* (Telecommunications)	7,498	35,316
Synaptics, Inc.* (Computers)	1,956	80,509
Take-Two Interactive Software, Inc.* (Software)	4,890	90,221
Taser International, Inc.* (Electronics)	5,216	75,058
Technitrol, Inc. (Electronics)	2,934	83,854
Tekelec* (Telecommunications)	4,564	57,050
Teledyne Technologies, Inc.* (Aerospace/Defense)	2,282	121,699
TeleTech Holdings, Inc.* (Commercial Services)	2,608	55,472
Tempur-Pedic International, Inc. (Home Furnishings)	4,890	126,993
Tenneco Automotive, Inc.* (Auto Parts & Equipment)	3,260	84,988
Terra Industries, Inc.* (Chemicals)	5,868	280,256
Tessera Technologies, Inc.* (Semiconductors)	2,934	122,054
Tetra Tech, Inc.* (Environmental Control)	4,238	91,117
Texas Capital Bancshares, Inc.* (Banks)	3,912	71,394
Texas Industries, Inc. (Building Materials)	1,630	114,263
The Children’s Place Retail Stores, Inc.* (Retail)	1,630	42,266
The Commerce Group, Inc. (Insurance)	3,586	129,024
The Genlyte Group, Inc.* (Building Materials)	1,630	155,176
The Geo Group, Inc.* (Commercial Services)	3,586	100,408
The Gymboree Corp.* (Apparel)	2,282	69,510
The Hain Celestial Group, Inc.* (Food)	3,260	104,320
The Medicines Co.* (Pharmaceuticals)	3,912	74,954
The Men’s Wearhouse, Inc. (Retail)	3,260	87,955
The Middleby Corp.* (Machinery-Diversified)	1,304	99,912
The Pantry, Inc.* (Retail)	1,630	42,592
The Pep Boys-Manny, Moe & Jack (Retail)	3,260	37,425
The Phoenix Cos., Inc. (Insurance)	8,476	100,610
The Spectranetics Corp.* (Healthcare-Products)	5,868	89,956
The Steak n Shake Co.* (Retail)	5,542	60,408
The Timberland Co.—Class A* (Apparel)	3,586	64,835
The TriZetto Group, Inc.* (Internet)	3,912	67,951
The Ultimate Software Group, Inc.* (Software)	2,608	82,074
The Warnaco Group, Inc.* (Apparel)	3,260	113,448
Thoratec Corp.* (Healthcare-Products)	4,238	77,089
THQ, Inc.* (Software)	3,912	110,279
Tibco Software, Inc.* (Internet)	13,040	105,233
TICC Capital Corp. (Investment Companies)	5,542	51,153
TierOne Corp. (Savings & Loans)	2,282	50,546
Time Warner Telecom, Inc.—Class A* (Telecommunications)	8,476	171,978
Titan International, Inc. (Auto Parts & Equipment)	1,956	61,145
TiVo, Inc.* (Home Furnishings)	10,432	87,003
TNS, Inc. (Commercial Services)	5,216	92,584
TreeHouse Foods, Inc.* (Food)	2,934	67,453
Triarc Cos., Inc. (Retail)	5,542	48,548
TriCo Bancshares (Banks)	3,912	75,502
Trident Microsystems, Inc.* (Software)	3,912	25,663
TriQuint Semiconductor, Inc.* (Semiconductors)	14,018	92,939
Tronox, Inc.—Class B (Chemicals)	4,890	42,299
TrueBlue, Inc.* (Commercial Services)	3,586	51,925
Trump Entertainment Resorts, Inc.* (Lodging)	3,912	16,822
TrustCo Bank Corp. NY (Banks)	13,040	129,357
Tupperware Corp. (Household Products/Wares)	4,238	139,981
Tween Brands, Inc.* (Retail)	1,956	51,795
TXCO Resources, Inc.* (Oil & Gas)	5,216	62,905
UAP Holding Corp. (Chemicals)	3,912	151,003
UCBH Holdings, Inc. (Banks)	6,846	96,939
UIL Holdings Corp. (Electric)	2,934	108,411
Under Armour, Inc.—Class A* (Retail)	1,630	71,182
United America Indemnity, Ltd.—Class A* (Insurance)	3,912	77,927
United Natural Foods, Inc.* (Food)	3,260	103,407
United Online, Inc. (Internet)	5,868	69,360
United Stationers, Inc.* (Distribution/Wholesale)	1,630	75,322
United Therapeutics Corp.* (Pharmaceuticals)	1,630	159,169
Universal American Financial Corp.* (Insurance)	4,238	108,450
Universal Corp. (Agriculture)	1,630	83,489
Universal Health Realty Income Trust (REIT)	3,260	115,534
Urstadt Biddle Properties—Class A (REIT)	5,868	90,954
USA Mobility, Inc. (Telecommunications)	2,608	37,294
USEC, Inc.* (Mining)	5,542	49,878
UTStarcom, Inc.* (Telecommunications)	10,432	28,688
Vail Resorts, Inc.* (Entertainment)	1,956	105,252
Valassis Communications, Inc.* (Commercial Services)	3,912	45,731
Valeant Pharmaceuticals International* (Pharmaceuticals)	6,194	74,142
Valmont Industries, Inc. (Metal Fabricate/Hardware)	1,304	116,212
ValueClick, Inc.* (Internet)	6,194	135,649
Varian, Inc.* (Electronics)	1,956	127,727
Veeco Instruments, Inc.* (Semiconductors)	3,912	65,330
Ventana Medical Systems, Inc.* (Healthcare-Products)	1,956	170,622
Viad Corp. (Commercial Services)	1,956	61,770
ViaSat, Inc.* (Telecommunications)	2,282	78,569
Vignette Corp.* (Internet)	3,912	57,154
ViroPharma, Inc.* (Pharmaceuticals)	5,216	41,415
VistaPrint, Ltd.ADR* (Commercial Services)	2,934	125,722
Visteon Corp.* (Auto Parts & Equipment)	9,780	42,934
Volcom, Inc.* (Apparel)	1,304	28,727
W-H Energy Services, Inc.* (Oil & Gas Services)	1,956	109,947
W.R. Grace & Co.* (Chemicals)	4,564	119,486
Wabtec Corp. (Machinery-Diversified)	3,260	112,274
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	5,216	188,245
Walter Industries, Inc. (Holding Companies-Diversified)	3,586	128,845
Warren Resources, Inc.* (Oil & Gas)	5,542	78,308
Watsco, Inc. (Distribution/Wholesale)	1,630	59,919
Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	2,608	121,037
Watts Water Technologies, Inc.—Class A (Electronics)	2,282	68,004
WD-40 Co. (Household Products/Wares)	2,608	99,026
Websense, Inc.* (Internet)	3,260	55,355
West Coast Bancorp (Banks)	3,586	66,341
West Pharmaceutical Services, Inc. (Healthcare-Products)	2,282	92,626
Westar Energy, Inc. (Electric)	6,194	160,672
Whiting Petroleum Corp.* (Oil & Gas)	2,282	131,580
Willbros Group, Inc.ADR* (Oil & Gas Services)	2,282	87,378
Wind River Systems, Inc.* (Software)	6,520	58,224

See accompanying notes to the financial statements.
23

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued
	Shares	Value

Winn-Dixie Stores, Inc.* (Food)	2,282	$38,497
Winnebago Industries, Inc. (Home Builders)	2,608	54,820
Winthrop Realty Trust (REIT)	14,344	75,880
WMS Industries, Inc.* (Leisure Time)	3,260	119,446
Wolverine World Wide, Inc. (Apparel)	3,912	95,922
Woodward Governor Co. (Electronics)	1,956	132,910
World Acceptance Corp.* (Diversified Financial Services)	1,630	43,977
World Fuel Services Corp. (Retail)	1,956	56,783
Worthington Industries, Inc. (Metal Fabricate/Hardware)	4,564	81,604
Wright Express Corp.* (Commercial Services)	2,934	104,128
Wright Medical Group, Inc.* (Healthcare-Products)	3,260	95,094
WSFS Financial Corp. (Savings & Loans)	1,630	81,826
XenoPort, Inc.* (Pharmaceuticals)	1,630	91,084
Zale Corp.* (Retail)	3,260	52,356
Zenith National Insurance Corp. (Insurance)	2,608	116,656
Zoltek Cos., Inc.* (Chemicals)	1,630	69,878
Zoran Corp.* (Semiconductors)	3,912	88,059
Zumiez, Inc.* (Retail)	1,630	39,707
Zymogenetics, Inc.* (Pharmaceuticals)	4,564	53,262

TOTAL COMMON STOCKS (Cost $59,739,333)		65,949,707

Repurchase Agreements (3.5%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $663,151 (Collateralized by $680,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $682,534)	$663,000	663,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $1,758,405 (Collateralized by $1,654,000 Federal National Mortgage Association, 7.125%, 6/15/10, market value $1,795,362)	1,758,000	1,758,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,421,000)		2,421,000

TOTAL INVESTMENT SECURITIES (Cost $62,160,333)—99.8%		68,370,707
Net other assets (liabilities)—0.2%		154,651

NET ASSETS—100.0%		$68,525,358

*	Non-income producing security
+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
ADR	American Depositary Receipt

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

Russell 2000 Futures Contract expiring March 2008 (Underlying face amount at value$2,693,250)	7	$(23,132)

Futures Contracts Sold
E-Mini Russell 2000 Futures Contract expiring March 2008 (Underlying face amount at value $2,693,250)	35	(89,251)

Swap Agreements
	Notional Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/08	$1,611,914	$(13,914)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/08	801,971	(8,114)
ProFund VP Small-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.1%
Aerospace/Defense	1.2%
Aerospace/Defense Equipment	0.2%
Agriculture	0.1%
Airlines	0.5%
Apparel	1.2%
Auto Manufacturers	NM
Auto Parts & Equipment	0.9%
Banks	3.8%
Beverages	0.1%
Biotechnology	2.7%
Building Materials	0.8%
Chemicals	2.6%
Coal	0.3%
Commercial Services	6.5%
Computers	1.9%
Cosmetics/Personal Care	0.2%
Distribution/Wholesale	1.0%
Diversified Financial Services	2.1%
Electric	2.2%
Electrical Components & Equipment	1.1%
Electronics	3.5%
Energy-Alternate Sources	0.3%
Engineering & Construction	0.7%
Entertainment	0.9%
Environmental Control	0.4%
Food	1.7%
Forest Products & Paper	0.6%
Gas	0.6%
Hand/Machine Tools	0.2%
Healthcare-Products	3.4%
Healthcare-Services	1.8%
Holding Companies-Diversified	0.2%
Home Builders	0.4%
Home Furnishings	0.4%
Household Products/Wares	0.9%
Insurance	3.3%
Internet	3.5%
Investment Companies	0.8%
Iron/Steel	0.2%

See accompanying notes to the financial statements.
24

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Leisure Time	0.6%
Lodging	0.4%
Machinery-Construction & Mining	0.4%
Machinery-Diversified	1.4%
Media	0.9%
Metal Fabricate/Hardware	1.1%
Mining	1.0%
Miscellaneous Manufacturing	2.0%
Office Furnishings	0.4%
Office/Business Equipment	0.1%
Oil & Gas	3.4%
Oil & Gas Services	1.3%
Packaging & Containers	0.3%
Pharmaceuticals	4.3%
REIT	5.0%
Real Estate	0.1%
Retail	5.3%
Savings & Loans	1.1%
Semiconductors	3.0%
Software	3.9%
Storage/Warehousing	0.1%
Telecommunications	4.3%
Toys/Games/Hobbies	0.5%
Transportation	1.5%
Trucking & Leasing	0.1%
Water	0.5%
Other**	3.7%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.
25

PROFUNDS VP
ProFund VP Small-Cap

Statement of Assets and Liabilities

December 31, 2007

Assets:
Securities, at value (cost $59,739,333)	$65,949,707
Repurchase agreements, at cost	2,421,000

Total Investment Securities	68,370,707
Segregated cash balances with brokers for futures contracts	9
Dividends and interest receivable	91,620
Receivable for capital shares issued	419,476
Receivable for investments sold	262,116
Prepaid expenses	290

Total Assets	69,144,218

Liabilities:
Cash overdraft	154,049
Payable for capital shares redeemed	250,631
Unrealized loss on swap agreements	22,028
Advisory fees payable	45,804
Management services fees payable	6,107
Administration fees payable	1,912
Administrative services fees payable	50,035
Distribution fees payable	50,056
Trustee fees payable	12
Transfer agency fees payable	4,523
Fund accounting fees payable	2,952
Compliance services fees payable	1,592
Other accrued expenses	29,159

Total Liabilities	618,860

Net Assets	$68,525,358

Net Assets consist of:
Capital	$57,816,000
Accumulated net investment income (loss)	145,273
Accumulated net realized gains (losses) on investments	4,488,122
Net unrealized appreciation (depreciation) on investments	6,075,963

Net Assets	$68,525,358

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,231,496

Net Asset Value (offering and redemption price per share)	$30.71

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$989,108
Interest	623,190

Total Investment Income	1,612,298

Expenses:
Advisory fees	705,976
Management services fees	141,196
Administration fees	29,452
Transfer agency fees	32,275
Administrative services fees	234,745
Distribution fees	235,325
Custody fees	16,084
Fund accounting fees	48,679
Trustee fees	1,512
Compliance services fees	1,403
Other fees	67,445

Total Gross Expenses before reductions	1,514,092
Less Expenses reduced by the Advisor	(47,067)

Total Net Expenses	1,467,025

Net Investment Income (Loss)	145,273

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	7,291,818
Net realized gains (losses) on futures contracts	(1,418,873)
Net realized gains (losses) on swap agreements	(598,303)
Change in net unrealized appreciation/depreciation on investments	(8,054,073)

Net Realized and Unrealized Gains (Losses) on Investments	(2,779,431)

Change in Net Assets Resulting from Operations	$(2,634,158)

See accompanying notes to the financial statements.
26

PROFUNDS VP
ProFund VP Small-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2007	For the year ended December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$145,273	$574,522
Net realized gains (losses) on investments	5,274,642	11,307,871
Change in net unrealized appreciation/depreciation on investments	(8,054,073)	4,127,076

Change in net assets resulting from operations	(2,634,158)	16,009,469

Distributions to Shareholders From:
Net investment income	(574,522)	—
Net realized gains on investments	(11,157,328)	(1,937,600)

Change in net assets resulting from distributions	(11,731,850)	(1,937,600)

Capital Transactions:
Proceeds from shares issued	138,953,543	195,973,365
Dividends reinvested	11,731,850	1,937,600
Value of shares redeemed	(187,741,651)	(209,143,242)

Change in net assets resulting from capital transactions	(37,056,258)	(11,232,277)

Change in net assets	(51,422,266)	2,839,592
Net Assets:
Beginning of period	119,947,624	117,108,032

End of period	$68,525,358	$119,947,624

Accumulated net investment income (loss)	$145,273	$574,522

Share Transactions:
Issued	3,884,892	5,545,049
Reinvested	377,837	55,839
Redeemed	(5,251,852)	(5,934,020)

Change in shares	(989,123)	(333,132)

See accompanying notes to the financial statements.
27

PROFUNDS VP
ProFund VP Small-Cap

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$37.24	$32.95	$35.93	$31.62	$22.15

Investment Activities:
Net investment income (loss)(a)	0.06	0.17	— (b)	(0.14)	(0.14)
Net realized and unrealized gains (losses) on investments	(0.82)	4.65	1.04	5.37	9.61

Total income (loss) from investment activities	(0.76)	4.82	1.04	5.23	9.47

Distributions to Shareholders From:
Net investment income	(0.28)	—	—	—	—
Net realized gains on investments	(5.49)	(0.53)	(4.02)	(0.92)	—

Total distributions	(5.77)	(0.53)	(4.02)	(0.92)	—

Net Asset Value, End of Period	$30.71	$37.24	$32.95	$35.93	$31.62

Total Return	(2.21)%	14.75%	2.81%	16.74%	42.75%

Ratios to Average Net Assets:
Gross expenses	1.61%	1.59%	1.60%	1.61%	1.73%
Net expenses	1.56%	1.55%	1.60%	1.61%	1.73%
Net investment income (loss)	0.15%	0.47%	(0.01)%	(0.44)%	(0.52)%

Supplemental Data:
Net assets, end of period (000’s)	$68,525	$119,948	$117,108	$147,828	$127,335
Portfolio turnover rate(c)	40%	53%	67%	161%	189%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.
28

ProFund VP Dow 30

The ProFund VP Dow 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Industrial Average® (DJIA). For the year ended December 31, 2007, the Fund had a total return of 12.94%, compared to a total return of 8.87%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of 0.97 to the daily performance of the Index.2 This resulting correlation, which is less than the target correlation of 0.99, was primarily the result of under or over performance on certain days when there were extremely large relative net purchases or redemptions in the Fund. The under or over performance on these days is primarily caused by the residual effects of processing shares at an NAV rounded to two decimal places. This rounding effect, which is always in place, is magnified by the relative size purchases or redemptions to fund assets.

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The DJIA is a price-weighted index maintained by editors of The Wall Street Journal. The DJIA includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors, and accurately represents the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment, and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a core business. When such an event necessitates that one component be replaced, the entire index is reviewed.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Honeywell International (+38.65%), United Technologies (+24.46%), and Exxon Mobil (+24.34%), while the bottom three performers in this group were Boeing (–0.11%), Johnson and Johnson (+3.61%), and 3M (+10.72%).

Value of a $10,000 Investment†

†  The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Dow 30 from May 1, 2006 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07		Expense Ratios*

	Inception Date	1 Year	Since Inception	Gross	Net

ProFund VP Dow 30	5/1/06	12.94%	16.47%	1.69%	1.63%

Dow Jones Industrial Average	5/1/06	8.87%	12.43%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Dow 30

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Dow 30 seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones Industrial Average (DJIA).

Market Exposure
Investment Type	% of Net Assets

Swap Agreements	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Holdings

The ProFund VP Dow 30 primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Dow Jones Industrial Average - Composition
% of Index

Industrial	25%
Consumer Non-Cyclical	22%
Technology	14%
Financial	11%
Consumer Cyclical	10%
Communications	7%
Energy	6%
Basic Materials	5%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Dow 30	December 31, 2007

U.S. Government Agency Obligations (21.0%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$108,000	$107,991

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $107,991)		107,991

Repurchase Agreements (83.5%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $108,025 (Collateralized by $111,000 of various U.S. Government Agency Obligations, 4.75% - 5.25%, 6/15/08-12/12/11, market value $111,484)	108,000	108,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $108,024 (Collateralized by $115,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $116,840)	108,000	108,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $106,024 (Collateralized by $109,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $109,773)	106,000	106,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $108,009 (Collateralized by $110,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $110,654)	108,000	108,000

TOTAL REPURCHASE AGREEMENTS (Cost $430,000)		430,000

TOTAL INVESTMENT SECURITIES (Cost $537,991)—104.5%		537,991
Net other assets (liabilities)—(4.5)%		(23,002)

NET ASSETS—100.0%		$514,989

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Dow Jones Industrial Average expiring 1/29/08	$514,814	$(4,092)

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Dow 30

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $107,991)	$107,991
Repurchase agreements, at cost	430,000

Total Investment Securities	537,991
Cash	762
Segregated cash balances with custodian for swap agreements	3
Dividends and interest receivable	41
Prepaid expenses	4

Total Assets	538,801

Liabilities:
Payable for capital shares redeemed	15,691
Unrealized loss on swap agreements	4,092
Advisory fees payable	460
Management services fees payable	61
Administration fees payable	19
Administrative services fees payable	8
Distribution fees payable	1,510
Transfer agency fees payable	48
Fund accounting fees payable	30
Compliance services fees payable	84
Other accrued expenses	1,809

Total Liabilities	23,812

Net Assets	$514,989

Net Assets consist of:
Capital	$22,864
Accumulated net investment income (loss)	187,688
Accumulated net realized gains (losses) on investments	308,529
Net unrealized appreciation (depreciation) on investments	(4,092)

Net Assets	$514,989

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	13,342

Net Asset Value (offering and redemption price per share)	$38.60

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$246,008
Dividends	18,651

Total Investment Income	264,659

Expenses:
Advisory fees	43,070
Management services fees	8,614
Administration fees	1,782
Transfer agency fees	1,889
Administrative services fees	159
Distribution fees	14,357
Custody fees	4,872
Fund accounting fees	2,556
Trustee fees	71
Other fees	2,472

Total Gross Expenses before reductions	79,842
Less Expenses reduced by the Advisor	(2,871)

Total Net Expenses	76,971

Net Investment Income (Loss)	187,688

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(18,290)
Net realized gains (losses) on futures contracts	238,518
Net realized gains (losses) on swap agreements	301,156
Change in net unrealized appreciation/depreciation on investments	(17,006)

Net Realized and Unrealized Gains (Losses) on Investments	504,378

Change in Net Assets Resulting from Operations	$692,066

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Dow 30

Statements of Changes in Net Assets
	For the year ended December 31, 2007	For the period May 1, 2006 through December 31, 2006(a)

From Investment Activities:
Operations:
Net investment income (loss)	$187,688	$64,838
Net realized gains (losses) on investments	521,384	(212,855)
Change in net unrealized appreciation/depreciation on investments	(17,006)	12,914

Change in net assets resulting from operations	692,066	(135,103)

Distributions to Shareholders From:
Net investment income	(65,278)	—

Change in net assets resulting from distributions	(65,278)	—

Capital Transactions:
Proceeds from shares issued	614,801,268	261,039,961
Dividends reinvested	65,278	—
Value of shares redeemed	(621,010,798)	(254,872,405)

Change in net assets resulting from capital transactions	(6,144,252)	6,167,556

Change in net assets	(5,517,464)	6,032,453
Net Assets:
Beginning of period	6,032,453	—

End of period	$514,989	$6,032,453

Accumulated net investment income (loss)	$187,688	$65,278

Share Transactions:
Issued	16,782,180	8,238,203
Reinvested	1,749	—
Redeemed	(16,946,661)	(8,062,129)

Change in shares	(162,732)	176,074

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Dow 30

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the year ended Dec. 31, 2007	For the period May 1, 2006 through Dec. 31, 2006(a)

Net Asset Value, Beginning of Period	$34.26	$30.00

Investment Activities:
Net investment income (loss)(b)	1.20	0.67
Net realized and unrealized gains (losses) on investments	3.23	3.59	(c)

Total income (loss) from investment activities	4.43	4.26

Distributions to Shareholders From:
Net investment income	(0.09)	—

Net Asset Value, End of Period	$38.60	$34.26

Total Return	12.94%	14.20	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.39%	1.69%
Net expenses(e)	1.34%	1.63%
Net investment income (loss)(e)	3.27%	3.09%

Supplemental Data:
Net assets, end of period (000’s)	$515	$6,032
Portfolio turnover rate(f)	40,865%	6,548	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP NASDAQ-100

The ProFund VP NASDAQ-100 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2007, the Fund had a total return of 17.62%, compared to a total return of 19.24%[1] for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.[2]

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Research in Motion (+166.24%), Apple Inc (+133.47%), and Google (+50.17%), while the bottom three performers in this group were Cisco Systems (–0.95%), Qualcomm (+5.52%), and eBay (+10.38%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP NASDAQ-100 from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP NASDAQ-100	1/22/01	17.62%	14.63%	–4.82%	1.67%	1.63%
NASDAQ-100 Index	1/22/01	19.24%	16.63%	–3.08%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
[1] The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2] 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP NASDAQ-100

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP NASDAQ-100 seeks daily investment results, before fees and expenses that correspond to the daily performance of the NASDAQ-100 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	99%
Futures Contracts	1%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Apple Computer, Inc.	13.6%
Microsoft Corp.	6.4%
Google, Inc.—Class A	5.6%
Qualcomm, Inc.	4.4%
Research In Motion, Ltd.	3.6%

NASDAQ-100 Index - Composition
% of Index

Technology	45%
Communications	28%
Consumer Non-Cyclical	14%
Consumer Cyclical	8%
Industrial	4%
Basic Materials	1%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP NASDAQ-100	December 31, 2007

Common Stocks (98.8%)
	Shares	Value

Activision, Inc.* (Software)	16,013	$475,586
Adobe Systems, Inc.* (Software)	34,655	1,480,808
Akamai Technologies, Inc.* (Internet)	9,799	339,045
Altera Corp. (Semiconductors)	29,158	563,333
Amazon.com, Inc.* (Internet)	16,969	1,572,008
Amgen, Inc.* (Biotechnology)	31,309	1,453,990
Amylin Pharmaceuticals, Inc.* (Pharmaceuticals)	8,126	300,662
Apollo Group, Inc.—Class A* (Commercial Services)	10,516	737,697
Apple Computer, Inc.* (Computers)	75,524	14,959,794
Applied Materials, Inc. (Semiconductors)	43,976	781,014
Autodesk, Inc.* (Software)	14,818	737,344
Baidu.com, Inc.* (Internet)	1,434	559,819
BEA Systems, Inc.ADR* (Software)	23,183	365,828
Bed Bath & Beyond, Inc.* (Retail)	21,988	646,227
Biogen Idec, Inc.* (Biotechnology)	19,598	1,115,518
Broadcom Corp.—Class A* (Semiconductors)	26,529	693,468
C.H. Robinson Worldwide, Inc. (Transportation)	10,277	556,191
Cadence Design Systems, Inc.* (Computers)	17,447	296,773
Celgene Corp.* (Biotechnology)	23,661	1,093,375
Cephalon, Inc.* (Pharmaceuticals)	4,063	291,561
Check Point Software Technologies, Ltd.ADR* (Internet)	13,623	299,161
Cintas Corp. (Textiles)	11,711	393,724
Cisco Systems, Inc.* (Telecommunications)	133,840	3,623,049
Citrix Systems, Inc.* (Software)	13,862	526,895
Cognizant Technology Solutions Corp.* (Computers)	17,447	592,151
Comcast Corp.—Special Class A* (Media)	89,864	1,640,917
Costco Wholesale Corp. (Retail)	14,101	983,686
Dell, Inc.* (Computers)	50,907	1,247,731
DENTSPLY International, Inc. (Healthcare-Products)	9,082	408,872
Discovery Holding Co.—Class A* (Media)	14,818	372,525
eBay, Inc.* (Internet)	62,379	2,070,359
EchoStar Communications Corp.—Class A* (Media)	13,384	504,844
Electronic Arts, Inc.* (Software)	19,598	1,144,719
Expedia, Inc.* (Internet)	17,208	544,117
Expeditors International of Washington, Inc. (Transportation)	12,906	576,640
Express Scripts, Inc.* (Pharmaceuticals)	13,862	1,011,926
Fastenal Co. (Distribution/Wholesale)	8,843	357,434
Fiserv, Inc.* (Software)	12,667	702,892
Flextronics International, Ltd.ADR* (Electronics)	55,687	671,585
Focus Media Holding, Ltd.ADR* (Advertising)	6,692	380,173
Foster Wheeler, Ltd.ADR* (Engineering & Construction)	4,541	703,946
Garmin, Ltd.ADR (Electronics)	12,428	1,205,516
Genzyme Corp.* (Biotechnology)	20,554	1,530,040
Gilead Sciences, Inc.* (Pharmaceuticals)	56,643	2,606,144
Google, Inc.—Class A* (Internet)	8,843	6,114,758
Hansen Natural Corp.* (Beverages)	5,736	254,047
Henry Schein, Inc.* (Healthcare-Products)	5,497	337,516
Hologic, Inc.* (Healthcare-Products)	8,126	557,769
IAC/InterActiveCorp* (Internet)	18,164	488,975
Infosys Technologies, Ltd.ADR (Software)	6,931	314,390
Intel Corp. (Semiconductors)	126,431	3,370,650
Intuit, Inc.* (Software)	25,812	815,917
Intuitive Surgical, Inc.* (Healthcare-Products)	2,390	775,555
Joy Global, Inc. (Machinery-Construction & Mining)	6,453	424,736
Juniper Networks, Inc.* (Telecommunications)	21,271	706,197
KLA-Tencor Corp. (Semiconductors)	13,623	656,084
Lam Research Corp.* (Semiconductors)	7,887	340,955
Lamar Advertising Co. (Advertising)	4,780	229,775
Leap Wireless International, Inc.* (Telecommunications)	4,302	200,645
Level 3 Communications, Inc.* (Telecommunications)	92,493	281,179
Liberty Global, Inc.—Class A* (Media)	11,711	458,954
Liberty Media Holding Corp.—Interactive Series A* (Internet)	34,416	656,657
Linear Technology Corp. (Semiconductors)	18,403	585,767
Logitech International SAADR* (Computers)	10,994	402,820
Marvell Technology Group, Ltd.ADR* (Semiconductors)	34,894	487,818
Microchip Technology, Inc. (Semiconductors)	10,994	345,431
Microsoft Corp. (Software)	198,848	7,078,989
Millicom International Cellular SAADR* (Telecommunications)	5,975	704,692
Monster Worldwide, Inc.* (Internet)	8,126	263,282
Network Appliance, Inc.* (Computers)	22,227	554,786
NII Holdings, Inc.—Class B* (Telecommunications)	10,516	508,133
NVIDIA Corp.* (Semiconductors)	33,699	1,146,440
Oracle Corp.* (Software)	131,928	2,978,934

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP NASDAQ-100	December 31, 2007

Common Stocks, continued
	Shares	Value

PACCAR, Inc. (Auto Manufacturers)	25,573	$1,393,217
Patterson Cos., Inc.* (Healthcare-Products)	8,365	283,992
Paychex, Inc. (Commercial Services)	21,988	796,405
Petsmart, Inc. (Retail)	7,887	185,581
Qualcomm, Inc. (Telecommunications)	121,890	4,796,372
Research In Motion, Ltd.ADR* (Computers)	34,655	3,929,877
Ryanair Holdings PLCADR* (Airlines)	7,170	282,785
SanDisk Corp.* (Computers)	12,906	428,092
Sears Holdings Corp.* (Retail)	8,843	902,428
Sigma-Aldrich Corp. (Chemicals)	7,648	417,581
Sirius Satellite Radio, Inc.* (Media)	98,229	297,634
Staples, Inc. (Retail)	29,397	678,189
Starbucks Corp.* (Retail)	62,857	1,286,683
Steel Dynamics, Inc. (Iron/Steel)	6,214	370,168
Stericycle, Inc.* (Environmental Control)	5,736	340,718
Sun Microsystems, Inc.* (Computers)	22,227	402,976
Symantec Corp.* (Internet)	55,926	902,646
Tellabs, Inc.* (Telecommunications)	15,535	101,599
Teva Pharmaceutical Industries, Ltd.ADR (Pharmaceuticals)	38,240	1,777,395
UAL Corp.* (Airlines)	6,692	238,637
VeriSign, Inc.* (Internet)	12,906	485,395
Vertex Pharmaceuticals, Inc.* (Biotechnology)	8,604	199,871
Virgin Media, Inc. (Telecommunications)	21,988	376,874
Whole Foods Market, Inc. (Food)	8,365	341,292
Wynn Resorts, Ltd. (Lodging)	7,648	857,570
Xilinx, Inc. (Semiconductors)	24,139	527,920
Yahoo!, Inc.* (Internet)	39,674	922,817

TOTAL COMMON STOCKS
(Cost $75,045,914)		108,685,652

Repurchase Agreements (1.4%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $414,094 (Collateralized by $425,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $426,584)	$414,000	414,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $1,096,253 (Collateralized by $1,030,000 Federal National Mortgage Association, 7.125%, 6/15/10, market value $1,118,031)	1,096,000	1,096,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,510,000)		1,510,000

TOTAL INVESTMENT SECURITIES
(Cost $76,555,914)—100.2%		110,195,652
Net other assets (liabilities)—(0.2)%		(248,649)

NET ASSETS—100.0%		$109,947,003

* Non-income producing security
ADR American Depositary Receipt

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

NASDAQ-100 Futures Contract expiring March 2008 (Underlying face amount at value $6,310,500)	30	$(77,085)

Futures Contracts Sold

E-Mini NASDAQ-100 Futures Contract expiring March 2008 (Underlying face amount at value $4,838,050)	115	(122,637)

ProFund VP NASDAQ-100 invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.6%
Airlines	0.5%
Auto Manufacturers	1.3%
Beverages	0.2%
Biotechnology	4.9%
Chemicals	0.4%
Commercial Services	1.4%
Computers	20.8%
Distribution/Wholesale	0.3%
Electronics	1.7%
Engineering & Construction	0.6%
Environmental Control	0.3%
Food	0.3%
Healthcare-Products	2.2%
Internet	13.8%
Iron/Steel	0.3%
Lodging	0.8%
Machinery-Construction & Mining	0.4%
Media	3.0%
Pharmaceuticals	5.5%
Retail	4.3%
Semiconductors	8.5%
Software	15.0%
Telecommunications	10.3%
Textiles	0.4%
Transportation	1.0%
Other**	1.2%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP NASDAQ-100

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $75,045,914)	$108,685,652
Repurchase agreements, at cost	1,510,000

Total Investment Securities	110,195,652
Cash	36,905
Segregated cash balances with brokers for futures contracts	115,325
Dividends and interest receivable	51,544
Receivable for capital shares issued	2,956,038
Prepaid expenses	145

Total Assets	113,355,609

Liabilities:
Payable for investments purchased	2,764,667
Payable for capital shares redeemed	398,541
Variation margin on futures contracts	16,625
Advisory fees payable	71,722
Management services fees payable	9,563
Administration fees payable	3,128
Administrative services fees payable	48,763
Distribution fees payable	40,873
Trustee fees payable	20
Transfer agency fees payable	8,587
Fund accounting fees payable	4,828
Compliance services fees payable	2,311
Other accrued expenses	38,978

Total Liabilities	3,408,606

Net Assets	$109,947,003

Net Assets consist of:
Capital	$113,535,402
Accumulated net realized gains (losses) on investments	(37,028,415)
Net unrealized appreciation (depreciation) on investments	33,440,016

Net Assets	$109,947,003

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	5,903,663

Net Asset Value (offering and redemption price per share)	$18.62

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$471,693
Dividends	442,190

Total Investment Income	913,883

Expenses:
Advisory fees	719,354
Management services fees	143,871
Administration fees	30,224
Transfer agency fees	32,830
Administrative services fees	319,825
Distribution fees	239,785
Custody fees	15,742
Fund accounting fees	44,579
Trustee fees	1,234
Compliance services fees	1,982
Other fees	70,914

Total Gross Expenses before reductions	1,620,340
Less Expenses reduced by the Advisor	(56,942)

Total Net Expenses	1,563,398

Net Investment Income (Loss)	(649,515)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	3,593,080
Net realized gains (losses) on futures contracts	478,097
Change in net unrealized appreciation/depreciation on investments	5,167,689

Net Realized and Unrealized Gains (Losses) on Investments	9,238,866

Change in Net Assets Resulting from Operations	$8,589,351

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP NASDAQ-100

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(649,515)	$(823,690)
Net realized gains (losses) on investments	4,071,177	1,430,891
Change in net unrealized appreciation/depreciation on investments	5,167,689	738,142

Change in net assets resulting from operations	8,589,351	1,345,343

Capital Transactions:
Proceeds from shares issued	516,670,298	288,617,735
Value of shares redeemed	(489,101,529)	(306,504,615)

Change in net assets resulting from capital transactions	27,568,769	(17,886,880)

Change in net assets	36,158,120	(16,541,537)
Net Assets:
Beginning of period	73,788,883	90,330,420

End of period	$109,947,003	$73,788,883

Share Transactions:
Issued	28,930,958	18,911,700
Redeemed	(27,689,735)	(20,269,034)

Change in shares	1,241,223	(1,357,334)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP NASDAQ-100

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$15.83	$15.01	$16.45	$15.79	$10.76

Investment Activities:
Net investment income (loss)(a)	(0.12)	(0.16)	(0.18)	(0.12)	(0.22)
Net realized and unrealized gains (losses) on investments	2.91	0.98	0.18	1.42	5.25

Total income (loss) from investment activities	2.79	0.82	—	1.30	5.03

Distributions to Shareholders From:
Net realized gains on investments	—	—	(1.44)	(0.64)	—

Net Asset Value, End of Period	$18.62	$15.83	$15.01	$16.45	$15.79

Total Return	17.62%	5.46%	0.18%	8.53%	46.75%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.73%	1.84%	1.87%	1.95%
Net expenses	1.63%	1.70%	1.84%	1.87%	1.95%
Net investment income (loss)	(0.68)%	(1.05)%	(1.21)%	(0.75)%	(1.68)%

Supplemental Data:
Net assets, end of period (000’s)	$109,947	$73,789	$90,330	$157,144	$154,003
Portfolio turnover rate(b)	336%	258%	387%	540%	510%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Large-Cap Value

The ProFund VP Large-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Value Index.1 For the year ended December 31, 2007, the Fund had a total return of 0.15%, compared to a total return of 2.03%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500/Citigroup Value Index is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have value characteristics, based on the index provider’s stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P 500/Barra Value Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Chevron Corp (+30.56%), Altria Group (+22.22%), and Verizon Communications (+22.19%), while the bottom three performers in this group were Citigroup (–44.71%), Bank of America (–18.86%), and Wells Fargo (–12.13%).

Value of a $10,000 Investment†

†The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Large-Cap Value from May 3, 2004 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07		Expense Ratios*

	Inception Date	1 Year	Since Inception	Gross	Net
ProFund VP Large-Cap Value	5/3/04	0.15%	8.95%	1.70%	1.63%
S&P 500/Citigroup Value Index[4]	5/3/04	2.03%	11.40%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P 500/Barra Value Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4 The S&P 500/Barra Value Index represents performance from May 3, 2004 to December 16, 2005 and the S&P 500/Citigroup Value Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Large-Cap Value

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective:  The ProFund VP Large-Cap Value seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P 500/Citigroup Value Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	101%

Total Exposure	101%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

General Electric Co.	6.0%
AT&T, Inc.	4.0%
Bank of America Corp.	2.9%
Altria Group, Inc.	2.5%
Pfizer, Inc.	2.5%

S&P 500/Citigroup Value Index - Composition
% of Index

Financial	29%
Consumer Non-Cyclical	18%
Industrial	14%
Communications	12%
Utilities	7%
Consumer Cyclical	6%
Technology	6%
Basic Materials	4%
Energy	4%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Large-Cap Value	December 31, 2007

Common Stocks (100.6%)
	Shares	Value

3M Co. (Miscellaneous Manufacturing)	2,208	$186,179
Abbott Laboratories (Pharmaceuticals)	8,832	495,917
ACE, Ltd.ADR (Insurance)	3,680	227,350
Advanced Micro Devices, Inc.* (Semiconductors)	5,152	38,640
Aetna, Inc. (Healthcare-Services)	2,576	148,713
Affiliated Computer Services, Inc.—Class A* (Computers)	368	16,597
AFLAC, Inc. (Insurance)	1,840	115,239
Agilent Technologies, Inc.* (Electronics)	3,312	121,683
Air Products & Chemicals, Inc. (Chemicals)	1,472	145,183
Alcoa, Inc. (Mining)	9,568	349,710
Allegheny Energy, Inc. (Electric)	1,472	93,634
Allegheny Technologies, Inc. (Iron/Steel)	736	63,590
Allergan, Inc. (Pharmaceuticals)	1,104	70,921
Allied Waste Industries, Inc.* (Environmental Control)	3,312	36,498
Allstate Corp. (Insurance)	6,624	345,972
Altera Corp. (Semiconductors)	1,472	28,439
Altria Group, Inc. (Agriculture)	23,920	1,807,874
Ambac Financial Group, Inc. (Insurance)	1,104	28,450
Ameren Corp. (Electric)	2,208	119,696
American Capital Strategies, Ltd. (Investment Companies)	2,208	72,776
American Electric Power, Inc. (Electric)	4,416	205,609
American International Group, Inc. (Insurance)	15,088	879,630
American Tower Corp.* (Telecommunications)	3,312	141,091
Ameriprise Financial, Inc. (Diversified Financial Services)	2,576	141,963
AmerisourceBergen Corp. (Pharmaceuticals)	1,840	82,561
Anadarko Petroleum Corp. (Oil & Gas)	2,576	169,217
Analog Devices, Inc. (Semiconductors)	1,840	58,328
AON Corp. (Insurance)	1,840	87,750
Apartment Investment and Management Co.—Class A (REIT)	1,104	38,342
Applera Corp.—Applied Biosystems Group (Electronics)	736	24,965
Applied Materials, Inc. (Semiconductors)	10,304	182,999
Archer-Daniels-Midland Co. (Agriculture)	4,048	187,949
Ashland, Inc. (Chemicals)	736	34,908
Assurant, Inc. (Insurance)	1,104	73,858
AT&T, Inc. (Telecommunications)	68,816	2,859,993
Automatic Data Processing, Inc. (Software)	2,944	131,096
AutoNation, Inc.* (Retail)	1,472	23,052
Avalonbay Communities, Inc. (REIT)	736	69,287
Avery Dennison Corp. (Household Products/Wares)	1,104	58,667
Bank of America Corp. (Banks)	50,416	2,080,164
Bank of New York Mellon Corp. (Banks)	12,880	628,029
Baxter International, Inc. (Healthcare-Products)	2,944	170,899
BB&T Corp. (Banks)	6,256	191,872
Bear Stearns Cos., Inc. (Diversified Financial Services)	1,472	129,904
Bemis Co., Inc. (Packaging & Containers)	1,104	30,228
Big Lots, Inc.* (Retail)	1,104	17,653
Boeing Co. (Aerospace/Defense)	4,784	418,409
Boston Properties, Inc. (REIT)	1,472	135,144
Boston Scientific Corp.* (Healthcare-Products)	6,256	72,757
Bristol-Myers Squibb Co. (Pharmaceuticals)	22,448	595,321
Broadcom Corp.—Class A* (Semiconductors)	2,944	76,956
Brown-Forman Corp. (Beverages)	368	27,272
Brunswick Corp. (Leisure Time)	1,104	18,823
Burlington Northern Santa Fe Corp. (Transportation)	1,840	153,143
CA, Inc. (Software)	2,944	73,453
Capital One Financial Corp. (Diversified Financial Services)	4,416	208,700
Cardinal Health, Inc. (Pharmaceuticals)	4,048	233,772
Carnival Corp.—Class AADR (Leisure Time)	4,784	212,840
CBS Corp.—ClassB (Media)	7,728	210,588
CenterPoint Energy, Inc. (Electric)	3,680	63,038
Centex Corp. (Home Builders)	1,472	37,183
CenturyTel, Inc. (Telecommunications)	1,104	45,772
ChevronTexaco Corp. (Oil & Gas)	10,304	961,672
Chubb Corp. (Insurance)	4,416	241,025
Ciena Corp.* (Telecommunications)	1,104	37,657
CIGNA Corp. (Insurance)	1,472	79,091
Cincinnati Financial Corp. (Insurance)	1,840	72,754
Cintas Corp. (Textiles)	736	24,744
Circuit City Stores, Inc. (Retail)	1,840	7,728
CIT Group, Inc. (Diversified Financial Services)	2,208	53,058
Citigroup, Inc. (Diversified Financial Services)	56,672	1,668,424
Citizens Communications Co. (Telecommunications)	3,680	46,846
Clear Channel Communications, Inc. (Media)	5,520	190,550
CMS Energy Corp. (Electric)	2,576	44,771
Coca-Cola Co. (Beverages)	9,568	587,188

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Large-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Coca-Cola Enterprises, Inc. (Beverages)	3,312	$86,211
Comcast Corp.—Special ClassA* (Media)	34,960	638,370
Comerica, Inc. (Banks)	1,840	80,095
Computer Sciences Corp.* (Computers)	1,840	91,025
Compuware Corp.* (Software)	1,840	16,339
ConAgra Foods, Inc. (Food)	5,520	131,321
Consolidated Edison, Inc. (Electric)	2,944	143,814
Constellation Brands, Inc.* (Beverages)	1,104	26,099
Convergys Corp.* (Commercial Services)	1,472	24,229
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	1,104	58,380
Corning, Inc. (Telecommunications)	13,248	317,820
Costco Wholesale Corp. (Retail)	2,576	179,702
Countrywide Credit Industries, Inc. (Diversified Financial Services)	6,624	59,219
Covidien, Ltd.ADR (Healthcare-Products)	5,520	244,481
CSX Corp. (Transportation)	4,784	210,400
CVS Corp. (Retail)	6,256	248,676
D.R. Horton, Inc. (Home Builders)	3,312	43,619
Dean Foods Co. (Food)	1,472	38,066
Deere & Co. (Machinery-Diversified)	1,840	171,341
Developers Diversified Realty Corp. (REIT)	1,472	56,363
Dillards, Inc.—Class A (Retail)	736	13,822
DIRECTV Group, Inc.* (Media)	4,784	110,606
Discover Financial Services (Diversified Financial Services)	2,576	38,846
Dominion Resources, Inc. (Electric)	6,624	314,309
Dover Corp. (Miscellaneous Manufacturing)	2,208	101,767
DTE Energy Co. (Electric)	1,840	80,886
Du Pont (Chemicals)	10,304	454,303
Duke Energy Corp. (Electric)	14,352	289,480
Dynegy, Inc.—Class A* (Electric)	5,520	39,413
E* TRADE Financial Corp.* (Diversified Financial Services)	4,784	16,983
Eastman Chemical Co. (Chemicals)	368	22,481
Eastman Kodak Co. (Miscellaneous Manufacturing)	3,312	72,433
Eaton Corp. (Miscellaneous Manufacturing)	1,104	107,033
Edison International (Electric)	3,680	196,402
El Paso Corp. (Pipelines)	8,096	139,575
Electronic Data Systems Corp. (Computers)	5,888	122,058
Eli Lilly & Co. (Pharmaceuticals)	7,360	392,950
Embarq Corp. (Telecommunications)	1,840	91,135
EMC Corp.* (Computers)	12,512	231,847
Emerson Electric Co. (Electrical Components & Equipment)	4,784	271,061
Ensco International, Inc. (Oil & Gas)	736	43,880
Entergy Corp. (Electric)	2,208	263,900
Equity Residential Properties Trust (REIT)	2,944	107,368
Exelon Corp. (Electric)	7,360	600,870
Family Dollar Stores, Inc. (Retail)	736	14,153
Fannie Mae (Diversified Financial Services)	6,624	264,828
FedEx Corp. (Transportation)	1,472	131,258
Fidelity National Information Services, Inc. (Software)	736	30,610
Fifth Third Bancorp (Banks)	5,888	147,965
First Horizon National Corp. (Banks)	1,472	26,717
FirstEnergy Corp. (Electric)	3,312	239,590
Fluor Corp. (Engineering & Construction)	368	53,625
Ford Motor Co.* (Auto Manufacturers)	23,920	160,982
Fortune Brands, Inc. (Household Products/Wares)	736	53,257
FPL Group, Inc. (Electric)	4,784	323,733
Freddie Mac (Diversified Financial Services)	7,360	250,755
Gannett Co., Inc. (Media)	2,576	100,464
General Electric Co. (Miscellaneous Manufacturing)	114,816	4,256,229
General Growth Properties, Inc. (REIT)	2,944	121,234
General Mills, Inc. (Food)	2,208	125,856
General Motors Corp. (Auto Manufacturers)	6,256	155,712
Genuine Parts Co. (Distribution/Wholesale)	1,840	85,192
Genworth Financial, Inc.—Class A (Diversified Financial Services)	5,152	131,118
Goodrich Corp. (Aerospace/Defense)	736	51,969
Harrah’s Entertainment, Inc. (Lodging)	1,472	130,640
Hartford Financial Services Group, Inc. (Insurance)	3,680	320,859
Hasbro, Inc. (Toys/Games/Hobbies)	1,840	47,067
Heinz (H.J.) Co. (Food)	3,680	171,782
Hercules, Inc. (Chemicals)	736	14,242
Hess Corp. (Oil & Gas)	1,472	148,466
Hewlett-Packard Co. (Computers)	15,456	780,219
Home Depot, Inc. (Retail)	9,568	257,762
Honeywell International, Inc. (Miscellaneous Manufacturing)	5,520	339,866
Host Marriott Corp. (REIT)	5,888	100,332
Hudson City Bancorp, Inc. (Savings & Loans)	2,944	44,219
Humana, Inc.* (Healthcare-Services)	736	55,428
Huntington Bancshares, Inc. (Banks)	4,048	59,748
IAC/InterActiveCorp* (Internet)	2,208	59,439
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	2,208	118,216
Ingersoll-Rand Co.—Class AADR (Miscellaneous Manufacturing)	1,840	85,505
Integrys Energy Group, Inc. (Electric)	736	38,044
Intel Corp. (Semiconductors)	28,704	765,249
International Business Machines Corp. (Computers)	4,416	477,370
International Flavors & Fragrances, Inc. (Chemicals)	368	17,712
International Paper Co. (Forest Products & Paper)	4,784	154,906
Interpublic Group of Cos., Inc.* (Advertising)	5,520	44,767
J.C. Penney Co., Inc. (Retail)	2,576	113,318
J.P. Morgan Chase & Co. (Diversified Financial Services)	38,272	1,670,573
Jabil Circuit, Inc. (Electronics)	2,208	33,716
Janus Capital Group, Inc. (Diversified Financial Services)	1,104	36,266
JDS Uniphase Corp.* (Telecommunications)	1,840	24,472
Johnson Controls, Inc. (Auto Parts & Equipment)	3,312	119,365
Jones Apparel Group, Inc. (Apparel)	1,104	17,653
Juniper Networks, Inc.* (Telecommunications)	2,944	97,741
KB Home (Home Builders)	736	15,898
KeyCorp (Banks)	4,416	103,555
Kimberly-Clark Corp. (Household Products/Wares)	2,576	178,620
Kimco Realty Corp. (REIT)	2,944	107,162
King Pharmaceuticals, Inc.* (Pharmaceuticals)	2,944	30,147
KLA-Tencor Corp. (Semiconductors)	1,104	53,169
Kraft Foods, Inc. (Food)	17,664	576,376
Kroger Co. (Food)	7,728	206,415
Legg Mason, Inc. (Diversified Financial Services)	736	53,838
Leggett & Platt, Inc. (Miscellaneous Manufacturing)	1,840	32,090
Lehman Brothers Holdings, Inc. (Diversified Financial Services)	5,888	385,311
Lennar Corp.—Class A (Home Builders)	1,472	26,334
Limited, Inc. (Retail)	3,680	69,662
Lincoln National Corp. (Insurance)	2,944	171,400
Linear Technology Corp. (Semiconductors)	1,104	35,140
Liz Claiborne, Inc. (Apparel)	1,104	22,466
Loews Corp. (Insurance)	5,152	259,352
LSI Logic Corp.* (Semiconductors)	8,096	42,990
M&T Bank Corp. (Banks)	736	60,036
Macy’s, Inc. (Retail)	4,784	123,762
Manitowoc Co. (Machinery-Diversified)	368	17,969
Marathon Oil Corp. (Oil & Gas)	3,312	201,568
Marriott International, Inc.—Class A (Lodging)	1,472	50,313
Marsh & McLennan Cos., Inc. (Insurance)	5,888	155,855
Marshall & Ilsley Corp. (Banks)	2,944	77,957

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Large-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Masco Corp. (Building Materials)	4,048	$87,477
Mattel, Inc. (Toys/Games/Hobbies)	4,048	77,074
MBIA, Inc. (Insurance)	1,472	27,423
McCormick & Co., Inc. (Food)	736	27,902
McDonald’s Corp. (Retail)	6,992	411,899
McKesson Corp. (Commercial Services)	3,312	216,969
MeadWestvaco Corp. (Forest Products & Paper)	2,208	69,110
Medco Health Solutions, Inc.* (Pharmaceuticals)	1,840	186,576
Merck & Co., Inc. (Pharmaceuticals)	16,192	940,917
Merrill Lynch & Co., Inc. (Diversified Financial Services)	9,568	513,610
MetLife, Inc. (Insurance)	8,464	521,552
MGIC Investment Corp. (Insurance)	368	8,254
Microchip Technology, Inc. (Semiconductors)	2,576	80,938
Micron Technology, Inc.* (Semiconductors)	8,464	61,364
Millipore Corp.* (Biotechnology)	368	26,930
Molex, Inc. (Electrical Components & Equipment)	1,472	40,186
Molson Coors Brewing Co.—ClassB (Beverages)	1,472	75,985
Monsanto Co. (Agriculture)	2,944	328,815
Monster Worldwide, Inc.* (Internet)	1,104	35,770
Morgan Stanley Dean Witter & Co. (Diversified Financial Services)	12,144	644,968
Mylan Laboratories, Inc. (Pharmaceuticals)	1,104	15,522
Nabors Industries, Ltd.ADR* (Oil & Gas)	736	20,159
National City Corp. (Banks)	7,360	121,146
National-Oilwell Varco, Inc.* (Oil & Gas Services)	1,472	108,133
Newell Rubbermaid, Inc. (Housewares)	3,312	85,715
Newmont Mining Corp. (Mining)	2,576	125,786
News Corp.—Class A (Media)	13,616	278,992
Nicor, Inc. (Gas)	368	15,585
NiSource, Inc. (Electric)	2,944	55,612
Noble Corp. ADR (Oil & Gas)	1,104	62,387
Noble Energy, Inc. (Oil & Gas)	1,104	87,790
Nordstrom, Inc. (Retail)	736	27,033
Norfolk Southern Corp. (Transportation)	4,416	222,743
Northern Trust Corp. (Banks)	1,104	84,544
Northrop Grumman Corp. (Aerospace/Defense)	3,680	289,395
Novell, Inc.* (Software)	2,576	17,697
Novellus Systems, Inc.* (Semiconductors)	736	20,292
Occidental Petroleum Corp. (Oil & Gas)	3,680	283,323
Office Depot, Inc.* (Retail)	2,944	40,951
OfficeMax, Inc. (Retail)	736	15,206
PACCAR, Inc. (Auto Manufacturers)	1,472	80,195
Pall Corp. (Miscellaneous Manufacturing)	736	29,676
Parker Hannifin Corp. (Miscellaneous Manufacturing)	736	55,428
Paychex, Inc. (Commercial Services)	1,472	53,316
Peabody Energy Corp. (Coal)	1,472	90,734
Pepco Holdings, Inc. (Electric)	2,208	64,761
PerkinElmer, Inc. (Electronics)	1,104	28,726
Pfizer, Inc. (Pharmaceuticals)	77,648	1,764,939
PG&E Corp. (Electric)	4,048	174,428
Pinnacle West Capital Corp. (Electric)	1,104	46,821
Plum Creek Timber Co., Inc. (Forest Products & Paper)	1,104	50,828
PNC Financial Services Group (Banks)	4,048	265,751
PPG Industries, Inc. (Chemicals)	1,840	129,223
PPL Corp. (Electric)	4,048	210,860
Praxair, Inc. (Chemicals)	1,104	97,936
Precision Castparts Corp. (Metal Fabricate/Hardware)	736	102,083
Principal Financial Group, Inc. (Insurance)	1,840	126,666
Procter & Gamble Co. (Cosmetics/Personal Care)	11,408	837,575
Progress Energy, Inc. (Electric)	2,944	142,578
ProLogis (REIT)	1,840	116,619
Prudential Financial, Inc. (Insurance)	2,944	273,910
Public Service Enterprise Group, Inc. (Electric)	2,944	289,219
Public Storage, Inc. (REIT)	1,472	108,060
Pulte Homes, Inc. (Home Builders)	1,104	11,636
Qwest Communications International, Inc.* (Telecommunications)	17,664	123,825
R.R. Donnelley & Sons Co. (Commercial Services)	2,576	97,218
RadioShack Corp. (Retail)	736	12,409
Range Resources Corp. (Oil & Gas)	736	37,801
Raytheon Co. (Aerospace/Defense)	4,784	290,389
Regions Financial Corp. (Banks)	7,728	182,767
Reynolds American, Inc. (Agriculture)	1,840	121,366
Robert Half International, Inc. (Commercial Services)	1,104	29,852
Rohm & Haas Co. (Chemicals)	1,472	78,119
Rowan Cos., Inc. (Oil & Gas)	1,104	43,564
Ryder System, Inc. (Transportation)	736	34,599
Safeway, Inc. (Food)	5,152	176,250
Sara Lee Corp. (Food)	8,096	130,022
Schering-Plough Corp. (Pharmaceuticals)	12,512	333,320
Sealed Air Corp. (Packaging & Containers)	1,840	42,578
Sempra Energy (Gas)	2,944	182,175
Sherwin-Williams Co. (Chemicals)	368	21,359
Simon Property Group, Inc. (REIT)	2,576	223,751
Snap-on, Inc. (Hand/Machine Tools)	736	35,505
Southern Co. (Electric)	8,464	327,980
Southwest Airlines Co. (Airlines)	8,464	103,261
Sovereign Bancorp, Inc. (Savings & Loans)	4,048	46,147
Spectra Energy Corp. (Pipelines)	7,360	190,035
Sprint Corp. (Telecommunications)	32,384	425,202
Staples, Inc. (Retail)	2,576	59,428
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	1,104	48,609
State Street Corp. (Banks)	2,208	179,290
Sun Microsystems, Inc.* (Computers)	9,568	173,468
SunTrust Banks, Inc. (Banks)	4,048	252,960
SuperValu, Inc. (Food)	2,576	96,652
Sysco Corp. (Food)	2,944	91,882
T. Rowe Price Group, Inc. (Diversified Financial Services)	1,472	89,615
Target Corp. (Retail)	4,048	202,400
TECO Energy, Inc. (Electric)	2,576	44,333
Tellabs, Inc.* (Telecommunications)	5,152	33,694
Tenet Healthcare Corp.* (Healthcare-Services)	5,520	28,042
Teradata Corp.* (Computers)	1,104	30,261
Teradyne, Inc.* (Semiconductors)	1,840	19,026
Tesoro Petroleum Corp. (Oil & Gas)	736	35,107
Texas Instruments, Inc. (Semiconductors)	6,624	221,242
Textron, Inc. (Miscellaneous Manufacturing)	1,840	131,192
The Charles Schwab Corp. (Diversified Financial Services)	5,888	150,438
The Dow Chemical Co. (Chemicals)	10,672	420,690
The E.W. Scripps Co.—Class A (Media)	368	16,564
The Gap, Inc. (Retail)	2,208	46,986
The Goldman Sachs Group, Inc. (Diversified Financial Services)	1,472	316,554
The New York Times Co.—Class A (Media)	1,472	25,804
The Stanley Works (Hand/Machine Tools)	1,104	53,522
The Travelers Companies, Inc. (Insurance)	7,360	395,968
The Williams Cos., Inc. (Pipelines)	6,624	237,007
Thermo Electron Corp.* (Electronics)	2,576	148,584
Tiffany & Co. (Retail)	736	33,878
Time Warner, Inc. (Media)	41,216	680,476
Torchmark Corp. (Insurance)	368	22,275
Tyco Electronics, Ltd.ADR (Electronics)	5,520	204,958
Tyco International, Ltd.ADR (Miscellaneous Manufacturing)	5,520	218,868
Tyson Foods, Inc.—Class A (Food)	2,944	45,132
U.S. Bancorp (Banks)	19,504	619,057
Union Pacific Corp. (Transportation)	2,944	369,825
Unisys Corp.* (Computers)	4,048	19,147

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Large-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

United Parcel Service, Inc.—Class B (Transportation)	5,152	$364,349
United Technologies Corp. (Aerospace/Defense)	4,048	309,834
UnumProvident Corp. (Insurance)	4,048	96,302
V.F. Corp. (Apparel)	1,104	75,801
VeriSign, Inc.* (Internet)	1,472	55,362
Verizon Communications, Inc. (Telecommunications)	32,752	1,430,935
Viacom, Inc.—ClassB* (Media)	4,416	193,951
Vornado Realty Trust (REIT)	1,472	129,462
Vulcan Materials Co. (Building Materials)	736	58,210
W.W. Grainger, Inc. (Distribution/Wholesale)	368	32,207
Wachovia Corp. (Banks)	22,448	853,697
Wal-Mart Stores, Inc. (Retail)	11,408	542,222
Walgreen Co. (Retail)	3,680	140,134
Walt Disney Co. (Media)	12,512	403,887
Washington Mutual, Inc. (Savings & Loans)	9,936	135,229
Washington Post Co.—ClassB (Media)	368	291,246
Waste Management, Inc. (Environmental Control)	5,888	192,361
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	736	19,975
Weatherford International, Ltd.ADR* (Oil & Gas Services)	1,472	100,979
WellPoint, Inc.* (Healthcare-Services)	3,312	290,562
Wells Fargo & Co. (Banks)	38,272	1,155,432
Wendy’s International, Inc. (Retail)	1,104	28,527
Weyerhaeuser Co. (Forest Products & Paper)	2,208	162,818
Whirlpool Corp. (Home Furnishings)	736	60,080
Whole Foods Market, Inc. (Food)	736	30,029
Windstream Corp. (Telecommunications)	5,520	71,870
Wyeth (Pharmaceuticals)	4,784	211,405
Wyndham Worldwide Corp. (Lodging)	1,840	43,350
Xcel Energy, Inc. (Electric)	4,784	107,975
Xerox Corp.* (Office/Business Equipment)	3,312	53,621
Xilinx, Inc. (Semiconductors)	1,472	32,193
XL Capital, Ltd.—Class AADR (Insurance)	2,208	111,084
Zions Bancorp (Banks)	1,104	51,546

TOTAL COMMON STOCKS
(Cost $61,690,222)		71,331,067

TOTAL INVESTMENT SECURITIES
(Cost $61,690,222)—100.6%		71,331,067
Net other assets (liabilities)—(0.6)%		(393,946)

NET ASSETS—100.0%		$70,937,121

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Large-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.1%
Aerospace/Defense	1.9%
Agriculture	3.5%
Airlines	0.1%
Apparel	0.1%
Auto Manufacturers	0.5%
Auto Parts & Equipment	0.2%
Banks	10.3%
Beverages	1.0%
Biotechnology	NM
Building Materials	0.2%
Chemicals	1.8%
Coal	0.1%
Commercial Services	0.5%
Computers	2.6%
Cosmetics/Personal Care	1.2%
Distribution/Wholesale	0.1%
Diversified Financial Services	9.8%
Electric	6.6%
Electrical Components & Equipment	0.5%
Electronics	0.7%
Engineering & Construction	0.1%
Environmental Control	0.4%
Food	2.5%
Forest Products & Paper	0.6%
Gas	0.3%
Hand/Machine Tools	0.2%
Healthcare-Products	0.6%
Healthcare-Services	0.7%
Home Builders	0.2%
Home Furnishings	0.1%
Household Products/Wares	0.5%
Housewares	0.1%
Insurance	6.4%
Internet	0.3%
Investment Companies	0.1%
Iron/Steel	0.1%
Leisure Time	0.3%
Lodging	0.5%
Machinery-Diversified	0.2%
Media	4.5%
Metal Fabricate/Hardware	0.1%
Mining	0.7%
Miscellaneous Manufacturing	8.2%
Office/Business Equipment	0.1%
Oil & Gas	3.0%
Oil & Gas Services	0.3%
Packaging & Containers	0.1%
Pharmaceuticals	7.5%
Pipelines	0.8%
REIT	2.1%
Retail	3.8%
Savings & Loans	0.4%
Semiconductors	2.5%
Software	0.3%
Telecommunications	8.0%
Textiles	NM
Toys/Games/Hobbies	0.2%
Transportation	2.0%
Other**	(0.6)%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Large-Cap Value

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $61,690,222)	$71,331,067
Dividends and interest receivable	137,446
Receivable for capital shares issued	679
Receivable for investments sold	88,576
Prepaid expenses	363

Total Assets	71,558,131

Liabilities:
Cash overdraft	108,999
Payable for capital shares redeemed	395,666
Advisory fees payable	34,474
Management services fees payable	4,596
Administration fees payable	1,892
Administrative services fees payable	20,970
Distribution fees payable	15,753
Trustee fees payable	12
Transfer agency fees payable	4,338
Fund accounting fees payable	2,920
Compliance services fees payable	1,720
Other accrued expenses	29,670

Total Liabilities	621,010

Net Assets	$70,937,121

Net Assets consist of:
Capital	$59,387,910
Accumulated net investment income (loss)	894,434
Accumulated net realized gains (losses) on investments	1,013,932
Net unrealized appreciation (depreciation) on investments	9,640,845

Net Assets	$70,937,121

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,895,055

Net Asset Value (offering and redemption price per share)	$37.43

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$2,776,954
Interest	9,129

Total Investment Income	2,786,083

Expenses:
Advisory fees	870,390
Management services fees	174,079
Administration fees	36,234
Transfer agency fees	38,650
Administrative services fees	399,238
Distribution fees	290,130
Custody fees	56,558
Fund accounting fees	54,167
Trustee fees	1,959
Compliance services fees	2,032
Other fees	70,742

Total Gross Expenses before reductions	1,994,179
Less Expenses reduced by the Advisor	(102,530)

Total Net Expenses	1,891,649

Net Investment Income (Loss)	894,434

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	5,841,903
Net realized gains (losses) on futures contracts	(2,883)
Change in net unrealized appreciation/depreciation on investments	(5,879,431)

Net Realized and Unrealized Gains (Losses) on Investments	(40,411)

Change in Net Assets Resulting from Operations	$854,023

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Large-Cap Value

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$894,434	$581,367
Net realized gains (losses) on investments	5,839,020	3,254,527
Change in net unrealized appreciation/depreciation on investments	(5,879,431)	12,206,799

Change in net assets resulting from operations	854,023	16,042,693

Distributions to Shareholders From:
Net investment income	(581,367)	(151,819)
Net realized gains on investments	(5,135,429)	(1,297,656)

Change in net assets resulting from distributions	(5,716,796)	(1,449,475)

Capital Transactions:
Proceeds from shares issued	316,994,736	332,069,125
Dividends reinvested	5,716,796	1,449,475
Value of shares redeemed	(403,695,562)	(270,450,246)

Change in net assets resulting from capital transactions	(80,984,030)	63,068,354

Change in net assets	(85,846,803)	77,661,572
Net Assets:
Beginning of period	156,783,924	79,122,352

End of period	$70,937,121	$156,783,924

Accumulated net investment income (loss)	$894,434	$581,367

Share Transactions:
Issued	7,782,301	8,936,447
Reinvested	147,644	39,420
Redeemed	(9,952,252)	(7,368,021)

Change in shares	(2,022,307)	1,607,846

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Large-Cap Value

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the period
	year ended	year ended	year ended	May 3, 2004 through
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004(a)

Net Asset Value, Beginning of Period	$40.02	$34.26	$33.48	$30.00

Investment Activities:
Net investment income (loss)(b)	0.32	0.24	0.13	—	(c)
Net realized and unrealized gains (losses) on investments	(0.16)	6.09	0.94	3.48

Total income (loss) from investment activities	0.16	6.33	1.07	3.48

Distributions to Shareholders From:
Net investment income	(0.28)	(0.06)	— (c)	—
Net realized gains on investments	(2.47)	(0.51)	(0.29)	—

Total distributions	(2.75)	(0.57)	(0.29)	—

Net Asset Value, End of Period	$37.43	$40.02	$34.26	$33.48

Total Return	0.15%	18.67%	3.21%	11.60	%(d)

Ratios to Average Net Assets:
Gross expenses (e)	1.72%	1.74%	2.00%	2.04%
Net expenses (e)	1.63%	1.70%	1.98%	1.98%
Net investment income (loss)(e)	0.77%	0.66%	0.40%	(0.01)%

Supplemental Data:
Net assets, end of period (000’s)	$70,937	$156,784	$79,122	$4,922
Portfolio turnover rate(f)	250%	277%	499%	1,352	%(d)

(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not Annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Large-Cap Growth

The ProFund VP Large-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Growth Index.1 For the year ended December 31, 2007, the Fund had a total return of 6.96%, compared to a total return of 9.25%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500/Citigroup Growth Index is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have growth characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P 500/Barra Growth Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Apple Inc (+133.47%), Schlumberger Ltd (+57.10%), and Google (+50.17%), while the bottom three performers in this group were Cisco Systems (–0.95%), Johnson and Johnson (+3.61%), and Proctor and Gamble (+16.63%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Large-Cap Growth from May 3, 2004 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07		Expense Ratios*

	Inception Date	1 Year	Since Inception	Gross	Net

ProFund VP Large-Cap Growth	5/3/04	6.96%	6.05%	1.71%	1.63%

S&P 500/Citigroup Growth Index[4]	5/3/04	9.25%	8.20%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P 500/Barra Growth Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4 The S&P 500/Barra Growth Index represents performance from May 3, 2004 to December 16, 2005 and the S&P 500/Citigroup Growth Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Large-Cap Growth

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Large-Cap Growth seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P 500/Citigroup Growth Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
Largest Equity Holdings
Company	% of Net Assets

Exxon Mobil Corp.	7.7%
Microsoft Corp.	4.3%
Johnson & Johnson	2.9%
Apple Computer, Inc.	2.7%
Cisco Systems, Inc.	2.5%

S&P 500/Citigroup Growth Index - Composition
% of Index

Consumer Non-Cyclical	23%
Energy	21%
Technology	18%
Communications	10%
Industrial	9%
Consumer Cyclical	8%
Financial	7%
Basic Materials	3%
Utilities	1%

PROFUNDS VP ProFund VP Large-Cap Growth	Schedule of Portfolio Investments December 31, 2007

Common Stocks (100.2%)
	Shares	Value

3M Co. (Miscellaneous Manufacturing)	5,759	$485,599
Abbott Laboratories (Pharmaceuticals)	8,860	497,489
Abercrombie & Fitch Co.—Class A (Retail)	886	70,853
Adobe Systems, Inc.* (Software)	6,645	283,941
Advanced Micro Devices, Inc.* (Semiconductors)	1,772	13,290
Aetna, Inc. (Healthcare-Services)	3,101	179,021
Affiliated Computer Services, Inc.—Class A* (Computers)	886	39,959
AFLAC, Inc. (Insurance)	3,544	221,961
Agilent Technologies, Inc.* (Electronics)	1,329	48,827
Air Products & Chemicals, Inc. (Chemicals)	886	87,386
Akamai Technologies, Inc.* (Internet)	1,772	61,311
Allegheny Energy, Inc. (Electric)	443	28,179
Allegheny Technologies, Inc. (Iron/Steel)	443	38,275
Allergan, Inc. (Pharmaceuticals)	2,215	142,292
Altera Corp. (Semiconductors)	2,215	42,794
Amazon.com, Inc.* (Internet)	3,544	328,316
American Express Co. (Diversified Financial Services)	13,290	691,346
American International Group, Inc. (Insurance)	13,733	800,634
American Tower Corp.* (Telecommunications)	1,329	56,615
Amgen, Inc.* (Biotechnology)	12,404	576,042
Anadarko Petroleum Corp. (Oil & Gas)	2,658	174,604
Analog Devices, Inc. (Semiconductors)	1,772	56,172
Anheuser-Busch Cos., Inc. (Beverages)	8,417	440,546
AON Corp. (Insurance)	1,329	63,380
Apache Corp. (Oil & Gas)	3,987	428,762
Apollo Group, Inc.—Class A* (Commercial Services)	1,772	124,306
Apple Computer, Inc.* (Computers)	10,189	2,018,237
Applera Corp.—Applied Biosystems Group (Electronics)	1,329	45,080
Applied Materials, Inc. (Semiconductors)	5,316	94,412
Archer-Daniels-Midland Co. (Agriculture)	3,101	143,979
Autodesk, Inc.* (Software)	2,658	132,262
Automatic Data Processing, Inc. (Software)	3,101	138,088
AutoZone, Inc.* (Retail)	443	53,120
Avon Products, Inc. (Cosmetics/Personal Care)	4,873	192,630
Baker Hughes, Inc. (Oil & Gas Services)	3,544	287,418
Ball Corp. (Packaging & Containers)	1,329	59,805
Bard (C.R.), Inc. (Healthcare-Products)	1,329	125,989
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	1,329	70,570
Baxter International, Inc. (Healthcare-Products)	4,430	257,162
Becton, Dickinson & Co. (Healthcare-Products)	2,658	222,156
Bed Bath & Beyond, Inc.* (Retail)	3,101	91,138
Best Buy Co., Inc. (Retail)	3,987	209,916
Biogen Idec, Inc.* (Biotechnology)	3,544	201,724
BJ Services Co. (Oil & Gas Services)	3,544	85,977
Black & Decker Corp. (Hand/Machine Tools)	886	61,710
BMC Software, Inc.* (Software)	2,215	78,943
Boeing Co. (Aerospace/Defense)	3,987	348,703
Boston Scientific Corp.* (Healthcare-Products)	8,860	103,042
Broadcom Corp.—Class A* (Semiconductors)	2,215	57,900
Brown-Forman Corp. (Beverages)	443	32,831
Burlington Northern Santa Fe Corp. (Transportation)	1,772	147,484
C.H. Robinson Worldwide, Inc. (Transportation)	1,772	95,901
CA, Inc. (Software)	1,772	44,211
Campbell Soup Co. (Food)	2,658	94,970
Caterpillar, Inc. (Machinery-Construction & Mining)	7,088	514,305
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	2,215	47,733
Celgene Corp.* (Biotechnology)	4,430	204,710
Chesapeake Energy Corp. (Oil & Gas)	5,316	208,387
ChevronTexaco Corp. (Oil & Gas)	13,733	1,281,701
CIGNA Corp. (Insurance)	1,772	95,210
Cintas Corp. (Textiles)	886	29,787
Cisco Systems, Inc.* (Telecommunications)	69,551	1,882,746
Citrix Systems, Inc.* (Software)	2,215	84,192
Clorox Co. (Household Products/Wares)	1,772	115,481
CME Group, Inc. (Diversified Financial Services)	443	303,898
Coach, Inc.* (Apparel)	4,430	135,469
Coca-Cola Co. (Beverages)	13,290	815,607
Cognizant Technology Solutions Corp.* (Computers)	3,544	120,283
Colgate-Palmolive Co. (Cosmetics/Personal Care)	5,759	448,972
Commerce Bancorp, Inc. (Banks)	2,215	84,480
Compuware Corp.* (Software)	1,772	15,735
ConocoPhillips (Oil & Gas)	18,163	1,603,793
CONSOL Energy, Inc. (Coal)	2,215	158,417
Constellation Brands, Inc.* (Beverages)	886	20,945
Constellation Energy Group, Inc. (Electric)	2,215	227,104
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	886	46,852
Corning, Inc. (Telecommunications)	4,873	116,903

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Large-Cap Growth	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Costco Wholesale Corp. (Retail)	2,215	$154,518
Coventry Health Care, Inc.* (Healthcare-Services)	1,772	104,991
Cummins, Inc. (Machinery-Diversified)	1,329	169,275
CVS Corp. (Retail)	10,632	422,622
Danaher Corp. (Miscellaneous Manufacturing)	3,101	272,082
Darden Restaurants, Inc. (Retail)	1,772	49,102
Deere & Co. (Machinery-Diversified)	3,101	288,765
Dell, Inc.* (Computers)	25,694	629,760
Devon Energy Corp. (Oil & Gas)	5,316	472,646
DIRECTV Group, Inc.* (Media)	3,101	71,695
Discover Financial Services (Diversified Financial Services)	3,101	46,763
Eastman Chemical Co. (Chemicals)	443	27,063
Eaton Corp. (Miscellaneous Manufacturing)	886	85,898
eBay, Inc.* (Internet)	12,847	426,392
Ecolab, Inc. (Chemicals)	2,215	113,430
Electronic Arts, Inc.* (Software)	3,544	207,005
Eli Lilly & Co. (Pharmaceuticals)	3,987	212,866
EMC Corp.* (Computers)	11,075	205,220
Emerson Electric Co. (Electrical Components & Equipment)	4,430	251,004
Ensco International, Inc. (Oil & Gas)	886	52,823
EOG Resources, Inc. (Oil & Gas)	2,658	237,227
Equifax, Inc. (Commercial Services)	1,329	48,322
Expedia, Inc.* (Internet)	2,215	70,038
Expeditors International of Washington, Inc. (Transportation)	2,658	118,759
Express Scripts, Inc.* (Pharmaceuticals)	3,101	226,373
Exxon Mobil Corp. (Oil & Gas)	62,463	5,852,158
Family Dollar Stores, Inc. (Retail)	886	17,038
Fannie Mae (Diversified Financial Services)	4,873	194,823
Federated Investors, Inc.—Class B (Diversified Financial Services)	886	36,468
FedEx Corp. (Transportation)	2,215	197,512
Fidelity National Information Services, Inc. (Software)	886	36,849
Fiserv, Inc.* (Software)	1,772	98,328
Fluor Corp. (Engineering & Construction)	443	64,554
Forest Laboratories, Inc.* (Pharmaceuticals)	3,544	129,179
Fortune Brands, Inc. (Household Products/Wares)	886	64,111
Franklin Resources, Inc. (Diversified Financial Services)	1,772	202,770
Freeport-McMoRan Copper & Gold, Inc.—Class B (Mining)	4,430	453,809
GameStop Corp.—Class A* (Retail)	1,772	110,059
General Dynamics Corp. (Aerospace/Defense)	4,430	394,226
General Mills, Inc. (Food)	1,772	101,004
Genzyme Corp.* (Biotechnology)	3,101	230,838
Gilead Sciences, Inc.* (Pharmaceuticals)	10,632	489,178
Goodrich Corp. (Aerospace/Defense)	443	31,280
Google, Inc.—Class A* (Internet)	2,658	1,837,954
H & R Block, Inc. (Commercial Services)	3,544	65,812
Halliburton Co. (Oil & Gas Services)	10,189	386,265
Harley-Davidson, Inc. (Leisure Time)	2,658	124,155
Harman International Industries, Inc. (Home Furnishings)	886	65,307
Harrah’s Entertainment, Inc. (Lodging)	886	78,633
Hercules, Inc. (Chemicals)	443	8,572
Hess Corp. (Oil & Gas)	1,772	178,724
Hewlett-Packard Co. (Computers)	13,733	693,242
Home Depot, Inc. (Retail)	9,746	262,557
Honeywell International, Inc. (Miscellaneous Manufacturing)	3,101	190,929
Hospira, Inc.* (Pharmaceuticals)	1,772	75,558
Hudson City Bancorp, Inc. (Savings & Loans)	3,101	46,577
Humana, Inc.* (Healthcare-Services)	1,329	100,087
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	2,658	142,309
IMS Health, Inc. (Software)	2,215	51,034
Ingersoll-Rand Co.—Class AADR (Miscellaneous Manufacturing)	1,329	61,759
Intel Corp. (Semiconductors)	38,098	1,015,693
IntercontinentalExchange, Inc.* (Diversified Financial Services)	886	170,555
International Business Machines Corp. (Computers)	11,075	1,197,207
International Flavors & Fragrances, Inc. (Chemicals)	443	21,322
International Game Technology (Entertainment)	3,544	155,688
Intuit, Inc.* (Software)	3,987	126,029
ITT Industries, Inc. (Miscellaneous Manufacturing)	2,215	146,279
Jacobs Engineering Group, Inc.* (Engineering & Construction)	1,329	127,066
Janus Capital Group, Inc. (Diversified Financial Services)	886	29,105
JDS Uniphase Corp.* (Telecommunications)	443	5,892
Johnson & Johnson (Healthcare-Products)	32,782	2,186,559
Johnson Controls, Inc. (Auto Parts & Equipment)	3,544	127,726
Juniper Networks, Inc.* (Telecommunications)	3,101	102,953
Kellogg Co. (Food)	3,101	162,585
Kimberly-Clark Corp. (Household Products/Wares)	2,215	153,588
KLA-Tencor Corp. (Semiconductors)	886	42,670
Kohls Corp.* (Retail)	3,544	162,315
L-3 Communications Holdings, Inc. (Aerospace/Defense)	1,329	140,794
Laboratory Corp. of America Holdings* (Healthcare-Services)	1,329	100,379
Legg Mason, Inc. (Diversified Financial Services)	886	64,811
Leucadia National Corp. (Holding Companies-Diversified)	1,772	83,461
Lexmark International, Inc.—Class A* (Computers)	886	30,886
Linear Technology Corp. (Semiconductors)	1,329	42,302
Lockheed Martin Corp. (Aerospace/Defense)	3,987	419,672
Lowe’s Cos., Inc. (Retail)	16,834	380,785
Manitowoc Co. (Machinery-Diversified)	886	43,263
Marathon Oil Corp. (Oil & Gas)	4,873	296,571
Marriott International, Inc.—Class A (Lodging)	2,215	75,709
McCormick & Co., Inc. (Food)	886	33,588
McDonald’s Corp. (Retail)	6,645	391,457
McGraw-Hill Cos., Inc. (Media)	3,987	174,670
Medco Health Solutions, Inc.* (Pharmaceuticals)	1,329	134,761
Medtronic, Inc. (Healthcare-Products)	12,847	645,819
MEMC Electronic Materials, Inc.* (Semiconductors)	2,658	235,206
Merck & Co., Inc. (Pharmaceuticals)	8,417	489,112
Meredith Corp. (Media)	443	24,356
MGIC Investment Corp. (Insurance)	443	9,936
Microsoft Corp. (Software)	92,144	3,280,326
Millipore Corp.* (Biotechnology)	443	32,419
Monsanto Co. (Agriculture)	3,101	346,351
Monster Worldwide, Inc.* (Internet)	443	14,353
Moody’s Corp. (Commercial Services)	2,658	94,891
Motorola, Inc. (Telecommunications)	26,137	419,237
Murphy Oil Corp. (Oil & Gas)	2,215	187,921
Mylan Laboratories, Inc. (Pharmaceuticals)	2,215	31,143
Nabors Industries, Ltd.ADR* (Oil & Gas)	2,215	60,669
National Semiconductor Corp. (Semiconductors)	2,658	60,177
National-Oilwell Varco, Inc.* (Oil & Gas Services)	2,658	195,257
Network Appliance, Inc.* (Computers)	3,987	99,516
Newmont Mining Corp. (Mining)	2,658	129,790
News Corp.—Class A (Media)	12,847	263,235
NIKE, Inc.—Class B (Apparel)	4,430	284,583
Noble Corp.ADR (Oil & Gas)	1,772	100,136

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Large-Cap Growth	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Noble Energy, Inc. (Oil & Gas)	886	$70,455
Nordstrom, Inc. (Retail)	1,329	48,814
Northern Trust Corp. (Banks)	886	67,850
Novell, Inc.* (Software)	1,329	9,130
Novellus Systems, Inc.* (Semiconductors)	443	12,214
Nucor Corp. (Iron/Steel)	3,101	183,641
NVIDIA Corp.* (Semiconductors)	6,202	210,992
NYSE Euronext (Diversified Financial Services)	3,101	272,175
Occidental Petroleum Corp. (Oil & Gas)	5,759	443,385
Omnicom Group, Inc. (Advertising)	3,544	168,446
Oracle Corp.* (Software)	45,186	1,020,300
PACCAR, Inc. (Auto Manufacturers)	2,658	144,808
Pactiv Corp.* (Packaging & Containers)	1,329	35,391
Pall Corp. (Miscellaneous Manufacturing)	886	35,724
Parker Hannifin Corp. (Miscellaneous Manufacturing)	886	66,725
Patterson Cos., Inc.* (Healthcare-Products)	1,772	60,159
Paychex, Inc. (Commercial Services)	2,658	96,273
Peabody Energy Corp. (Coal)	1,329	81,920
PepsiCo, Inc. (Beverages)	18,606	1,412,195
PerkinElmer, Inc. (Electronics)	443	11,527
Pitney Bowes, Inc. (Office/Business Equipment)	2,658	101,110
Plum Creek Timber Co., Inc. (Forest Products & Paper)	886	40,791
Polo Ralph Lauren Corp. (Apparel)	886	54,746
Praxair, Inc. (Chemicals)	2,658	235,791
Precision Castparts Corp. (Metal Fabricate/Hardware)	886	122,888
Principal Financial Group, Inc. (Insurance)	1,329	91,488
Procter & Gamble Co. (Cosmetics/Personal Care)	24,365	1,788,878
Progressive Corp. (Insurance)	7,974	152,782
ProLogis (REIT)	1,329	84,232
Prudential Financial, Inc. (Insurance)	2,215	206,084
Pulte Homes, Inc. (Home Builders)	1,329	14,008
QLogic Corp.* (Semiconductors)	1,772	25,162
Qualcomm, Inc. (Telecommunications)	18,606	732,146
Quest Diagnostics, Inc. (Healthcare-Services)	1,772	93,739
Questar Corp. (Pipelines)	1,772	95,865
RadioShack Corp. (Retail)	886	14,938
Range Resources Corp. (Oil & Gas)	1,329	68,257
Robert Half International, Inc. (Commercial Services)	886	23,957
Rockwell Collins, Inc. (Aerospace/Defense)	1,772	127,531
Rockwell International Corp. (Machinery-Diversified)	1,772	122,197
SAFECO Corp. (Insurance)	886	49,332
SanDisk Corp.* (Computers)	2,658	88,166
Schering-Plough Corp. (Pharmaceuticals)	6,202	165,221
Schlumberger, Ltd.ADR (Oil & Gas Services)	13,733	1,350,915
Sears Holdings Corp.* (Retail)	886	90,416
Sherwin-Williams Co. (Chemicals)	886	51,423
Sigma-Aldrich Corp. (Chemicals)	1,329	72,563
SLM Corp. (Diversified Financial Services)	4,873	98,142
Smith International, Inc. (Oil & Gas Services)	2,215	163,578
St. Jude Medical, Inc.* (Healthcare-Products)	3,987	162,032
Staples, Inc. (Retail)	5,316	122,640
Starbucks Corp.* (Retail)	8,417	172,296
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	886	39,011
State Street Corp. (Banks)	2,215	179,858
Stryker Corp. (Healthcare-Products)	2,658	198,606
Sunoco, Inc. (Oil & Gas)	1,329	96,273
Symantec Corp.* (Internet)	9,746	157,300
Sysco Corp. (Food)	3,987	124,434
T. Rowe Price Group, Inc. (Diversified Financial Services)	1,772	107,879
Target Corp. (Retail)	5,316	265,800
Teradata Corp.* (Computers)	886	24,285
Terex Corp.* (Machinery-Construction & Mining)	1,329	87,143
Tesoro Petroleum Corp. (Oil & Gas)	886	42,262
Texas Instruments, Inc. (Semiconductors)	9,303	310,720
Textron, Inc. (Miscellaneous Manufacturing)	1,329	94,758
The AES Corp.* (Electric)	7,531	161,088
The Charles Schwab Corp. (Diversified Financial Services)	4,430	113,187
The E.W. Scripps Co.—Class A (Media)	443	19,939
The Estee Lauder Cos., Inc.—Class A (Cosmetics/Personal Care)	1,329	57,958
The Gap, Inc. (Retail)	3,101	65,989
The Goldman Sachs Group, Inc. (Diversified Financial Services)	3,101	666,870
The Goodyear Tire & Rubber Co.* (Auto Parts & Equipment)	2,658	75,009
The Hershey Co. (Food)	1,772	69,817
The Pepsi Bottling Group, Inc. (Beverages)	1,772	69,923
Thermo Electron Corp.* (Electronics)	2,215	127,761
Tiffany & Co. (Retail)	886	40,783
Titanium Metals Corp. (Mining)	886	23,435
TJX Cos., Inc. (Retail)	4,873	140,001
Torchmark Corp. (Insurance)	443	26,815
Total System Services, Inc.(a) (Software)	2,215	63,903
Trane, Inc. (Building Materials)	1,772	82,770
Transocean, Inc.ADR* (Oil & Gas)	3,544	507,324
United Parcel Service, Inc.—Class B (Transportation)	7,088	501,263
United States Steel Corp. (Iron/Steel)	1,329	160,689
United Technologies Corp. (Aerospace/Defense)	7,531	576,423
UnitedHealth Group, Inc. (Healthcare-Services)	14,619	850,826
UST, Inc. (Agriculture)	1,772	97,106
Valero Energy Corp. (Oil & Gas)	6,202	434,326
Varian Medical Systems, Inc.* (Healthcare-Products)	1,329	69,321
VeriSign, Inc.* (Internet)	1,329	49,984
Viacom, Inc.—Class B* (Media)	3,101	136,196
Vulcan Materials Co. (Building Materials)	443	35,037
W.W. Grainger, Inc. (Distribution/Wholesale)	443	38,771
Wal-Mart Stores, Inc. (Retail)	15,505	736,953
Walgreen Co. (Retail)	7,531	286,780
Walt Disney Co. (Media)	9,303	300,301
Washington Post Co.—Class B (Media)	443	350,603
Waters Corp.* (Electronics)	1,329	105,084
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	443	12,023
Weatherford International, Ltd.ADR* (Oil & Gas Services)	2,215	151,949
WellPoint, Inc.* (Healthcare-Services)	3,101	272,051
Western Union Co. (Commercial Services)	8,417	204,365
Whole Foods Market, Inc. (Food)	886	36,149
Wrigley (WM.) Jr. Co. (Food)	2,658	155,626
Wyeth (Pharmaceuticals)	10,632	469,828
Xerox Corp.* (Office/Business Equipment)	7,088	114,755
Xilinx, Inc. (Semiconductors)	1,772	38,754
XTO Energy, Inc. (Oil & Gas)	5,759	295,782
Yahoo!, Inc.* (Internet)	15,505	360,646
YUM! Brands, Inc. (Retail)	5,759	220,397
Zimmer Holdings, Inc.* (Healthcare-Products)	2,658	175,827

TOTAL COMMON STOCKS (Cost $63,009,783)		75,943,193

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Large-Cap Growth	Schedule of Portfolio Investments December 31, 2007

Repurchase Agreements (0.1%)
	Principal
	Amount	Value

HSBC, 4.10%, 1/2/08(^), dated 12/31/07, with a repurchase price of $23,005 (Collateralized by $24,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $24,170)	$23,000	$23,000
UBS, 4.15%, 1/2/08(^), dated 12/31/07, with repurchase price of $68,016 (Collateralized by $69,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $69,490)	68,000	68,000

TOTAL REPURCHASE AGREEMENTS
(Cost $91,000)		91,000

TOTAL INVESTMENT SECURITIES
(Cost $63,100,783)—100.3%		76,034,193
Net other assets (liabilities)—(0.3)%		(199,601)

NET ASSETS—100.0%		$75,834,592

(a)	Represents a security purchased on a when-issued basis.
(^)	All or a portion of this security is designated on the ProFund VP Large-Cap Growth’s records as collateral for when-issued securities.
*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Large-Cap Growth invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.2%
Aerospace/Defense	2.7%
Agriculture	0.8%
Apparel	0.7%
Auto Manufacturers	0.2%
Auto Parts & Equipment	0.3%
Banks	0.4%
Beverages	3.7%
Biotechnology	1.7%
Building Materials	0.1%
Chemicals	0.7%
Coal	0.3%
Commercial Services	0.9%
Computers	6.8%
Cosmetics/Personal Care	3.3%
Distribution/Wholesale	0.1%
Diversified Financial Services	3.9%
Electric	0.5%
Electrical Components & Equipment	0.3%
Electronics	0.5%
Engineering & Construction	0.3%
Entertainment	0.2%
Food	0.9%
Forest Products & Paper	0.1%
Hand/Machine Tools	0.1%
Healthcare-Products	5.5%
Healthcare-Services	2.1%
Holding Companies-Diversified	0.1%
Home Builders	NM
Home Furnishings	0.1%
Household Products/Wares	0.4%
Insurance	2.3%
Internet	4.4%
Iron/Steel	0.5%
Leisure Time	0.2%
Lodging	0.3%
Machinery-Construction & Mining	0.8%
Machinery-Diversified	0.9%
Media	1.7%
Metal Fabricate/Hardware	0.2%
Mining	0.8%
Miscellaneous Manufacturing	2.1%
Office/Business Equipment	0.2%
Oil & Gas	17.3%
Oil & Gas Services	3.5%
Packaging & Containers	0.1%
Pharmaceuticals	4.1%
Pipelines	0.1%
REIT	0.1%
Real Estate	0.1%
Retail	6.1%
Savings & Loans	0.1%
Semiconductors	3.1%
Software	7.5%
Telecommunications	4.3%
Textiles	NM
Transportation	1.5%
Other**	(0.2)%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Large-Cap Growth

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $63,009,783)	$75,943,193
Repurchase agreements, at cost	91,000

Total Investment Securities	76,034,193
Cash	670
Dividends and interest receivable	77,312
Receivable for capital shares issued	407
Receivable for investments sold	13,198,185
Prepaid expenses	151

Total Assets	89,310,918

Liabilities:
Payable for investments purchased	75,036
Payable for capital shares redeemed	13,276,962
Advisory fees payable	45,690
Management services fees payable	6,092
Administration fees payable	2,103
Administrative services fees payable	23,742
Distribution fees payable	17,355
Trustee fees payable	13
Transfer agency fees payable	4,722
Fund accounting fees payable	3,246
Compliance services fees payable	1,604
Other accrued expenses	19,761

Total Liabilities	13,476,326

Net Assets	$75,834,592

Net Assets consist of:
Capital	$67,291,773
Accumulated net realized gains (losses) on investments	(4,390,591)
Net unrealized appreciation (depreciation) on investments	12,933,410

Net Assets	$75,834,592

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,105,193

Net Asset Value (offering and redemption price per share)	$36.02

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$1,042,062
Interest	11,537

Total Investment Income	1,053,599

Expenses:
Advisory fees	561,941
Management services fees	112,389
Administration fees	23,501
Transfer agency fees	24,913
Administrative services fees	259,290
Distribution fees	187,314
Custody fees	35,058
Fund accounting fees	35,471
Trustee fees	1,046
Compliance services fees	1,303
Other fees	45,425

Total Gross Expenses before reductions	1,287,651
Less Expenses reduced by the Advisor	(52,409)

Total Net Expenses	1,235,242

Net Investment Income (Loss)	(181,643)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(139,242)
Net realized gains (losses) on futures contracts	(2,883)
Change in net unrealized appreciation/depreciation on investments	4,122,470

Net Realized and Unrealized Gains (Losses) on Investments	3,980,345

Change in Net Assets Resulting from Operations	$3,798,702

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Large-Cap Growth

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(181,643)	$(183,899)
Net realized gains (losses) on investments	(142,125)	460,678
Change in net unrealized appreciation/depreciation on investments	4,122,470	5,706,308

Change in net assets resulting from operations	3,798,702	5,983,087

Distributions to Shareholders From:
Net realized gains on investments	(1,405,890)	(899,976)

Change in net assets resulting from distributions	(1,405,890)	(899,976)

Capital Transactions:
Proceeds from shares issued	234,107,459	157,385,351
Dividends reinvested	1,405,890	899,976
Value of shares redeemed	(238,759,648)	(170,192,317)

Change in net assets resulting from capital transactions	(3,246,299)	(11,906,990)

Change in net assets	(853,487)	(6,823,879)
Net Assets:
Beginning of period	76,688,079	83,511,958

End of period	$75,834,592	$76,688,079

Share Transactions:
Issued	6,561,814	4,870,956
Reinvested	39,525	27,880
Redeemed	(6,733,554)	(5,285,049)

Change in shares	(132,215)	(386,213)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Large-Cap Growth

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the period
	year ended	year ended	year ended	May 3, 2004 through
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004(a)

Net Asset Value, Beginning of Period	$34.28	$31.83	$31.61	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.09)	(0.09)	(0.14)	0.04
Net realized and unrealized gains (losses) on investments	2.47	2.95	0.42	1.57

Total income (loss) from investment activities	2.38	2.86	0.28	1.61

Distributions to Shareholders From:
Net investment income	—	—	— (c)	—
Net realized gains on investments	(0.64)	(0.41)	(0.06)	—

Total distributions	(0.64)	(0.41)	(0.06)	—

Net Asset Value, End of Period	$36.02	$34.28	$31.83	$31.61

Total Return	6.96%	9.06%	0.90%	5.37	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.72%	1.76%	1.94%	3.06%
Net expenses(e)	1.65%	1.73%	1.94%	1.98%
Net investment income (loss)(e)	(0.24)%	(0.27)%	(0.43)%	0.18%

Supplemental Data:
Net assets, end of period (000’s)	$75,835	$76,688	$83,512	$3,901
Portfolio turnover rate(f)	298%	230%	635%	1,134	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005
(d)	Not Annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Mid-Cap Value

The ProFund VP Mid-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Citigroup Value Index.1 For the year ended December 31, 2007, the Fund had a total return of 0.97%, compared to a total return of 2.83%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P MidCap 400/Citigroup Value Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have value characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P MidCap 400/Barra Value Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Telephone and Data Systems (+15.95%), New York Community Bancorp (+15.77%), and Northeast Utilities (+14.10%), while the bottom three performers in this group were The Macerich Company (–15.09%), AMB Property Corp (+1.64%), and Wisconsin Energy (+4.87%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Value from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Mid-Cap Value	5/1/02	0.97%	14.20%	7.48%	1.71%	1.63%
S&P MidCap 400/Citigroup Value Index[4]	5/1/02	2.83%	17.08%	10.53%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P MidCap 400/Barra Value Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4 The S&P MidCap 400/Barra Value Index represents performance from May 1, 2002 to December 16, 2005 and the S&P MidCap 400/Citigroup Value Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Mid-Cap Value

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Mid-Cap Value seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P MidCap 400/Citigroup Value Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
Largest Equity Holdings
Company	% of Net Assets

Telephone & Data Systems, Inc.	1.2%
Everest Re Group, Ltd.	1.1%
New York Community Bancorp	1.0%
Wisconsin Energy Corp.	1.0%
AMB Property Corp.	1.0%

S&P MidCap 400/Citigroup Value
Index - Composition
% of Index

Financial	24%
Industrial	17%
Consumer Non-Cyclical	13%
Utilities	12%
Consumer Cyclical	8%
Technology	8%
Energy	7%
Basic Materials	6%
Communications	5%

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2007

Common Stocks (100.4%)
	Shares	Value

3Com Corp.* (Telecommunications)	45,675	$206,451
99 Cents Only Stores* (Retail)	5,220	41,551
Activision, Inc.* (Software)	13,920	413,424
Acxiom Corp. (Software)	8,265	96,948
ADC Telecommunications, Inc.* (Telecommunications)	13,485	209,692
ADTRAN, Inc. (Telecommunications)	3,915	83,703
Advanced Medical Optics, Inc.* (Healthcare-Products)	5,220	128,047
Advent Software, Inc.* (Software)	1,305	70,601
AGCO Corp.* (Machinery-Diversified)	4,785	325,284
AGL Resources, Inc. (Gas)	8,700	327,468
Airgas, Inc. (Chemicals)	3,915	204,011
AirTran Holdings, Inc.* (Airlines)	6,090	43,604
Alaska Air Group, Inc.* (Airlines)	4,785	119,673
Albemarle Corp. (Chemicals)	3,480	143,550
Alberto-Culver Co. (Cosmetics/Personal Care)	5,655	138,774
Alexander & Baldwin, Inc. (Transportation)	4,785	247,193
Alexandria Real Estate Equities, Inc. (REIT)	3,480	353,812
Alliant Energy Corp. (Electric)	12,615	513,304
AMB Property Corp. (REIT)	11,310	651,004
American Financial Group, Inc. (Insurance)	8,265	238,693
American Greetings Corp.—Class A (Household Products/Wares)	2,610	52,983
AmeriCredit Corp.* (Diversified Financial Services)	13,050	166,909
Ametek, Inc. (Electrical Components & Equipment)	4,350	203,754
AnnTaylor Stores Corp.* (Retail)	3,480	88,949
Aqua America, Inc. (Water)	9,135	193,662
Aquila, Inc.* (Electric)	43,500	162,255
Arch Coal, Inc. (Coal)	9,135	410,436
Arrow Electronics, Inc.* (Electronics)	14,355	563,864
Arthur J. Gallagher & Co. (Insurance)	10,875	263,066
ArvinMeritor, Inc. (Auto Parts & Equipment)	8,265	96,948
Associated Banc-Corp (Banks)	14,790	400,661
Astoria Financial Corp. (Savings & Loans)	9,570	222,694
Atmel Corp.* (Semiconductors)	51,765	223,625
Avis Budget Group, Inc.* (Commercial Services)	12,180	158,340
Avnet, Inc.* (Electronics)	8,700	304,239
Avocent Corp.* (Internet)	3,045	70,979
Bank of Hawaii Corp. (Banks)	5,655	289,197
Barnes & Noble, Inc. (Retail)	5,655	194,815
BE Aerospace, Inc.* (Aerospace/Defense)	7,830	414,207
Beckman Coulter, Inc. (Healthcare-Products)	3,045	221,676
Belo Corp.—Class A (Media)	10,005	174,487
Bill Barrett Corp.* (Oil & Gas)	3,045	127,494
BJ’s Wholesale Club, Inc.* (Retail)	3,915	132,444
Black Hills Corp. (Electric)	4,350	191,835
Blyth, Inc. (Household Products/Wares)	2,610	57,263
Bob Evans Farms, Inc. (Retail)	3,915	105,431
Borders Group, Inc. (Retail)	6,960	74,124
BorgWarner, Inc. (Auto Parts & Equipment)	5,655	273,759
Boyd Gaming Corp. (Lodging)	6,525	222,307
BRE Properties, Inc.—Class A (REIT)	5,655	229,197
Brinker International, Inc. (Retail)	4,785	93,595
Broadridge Financial Solutions, Inc. (Software)	7,830	175,627
Cabot Corp. (Chemicals)	7,395	246,549
Cadence Design Systems, Inc.* (Computers)	21,315	362,568
Callaway Golf Co. (Leisure Time)	7,830	136,477
Camden Property Trust (REIT)	6,525	314,179
Carlisle Cos., Inc. (Miscellaneous Manufacturing)	4,350	161,080
Carmax, Inc.* (Retail)	15,225	300,694
Carpenter Technology Corp. (Iron/Steel)	2,175	163,495
Cathay Bancorp, Inc. (Banks)	3,045	80,662
CBRL Group, Inc. (Retail)	1,305	42,269
Cephalon, Inc.* (Pharmaceuticals)	3,045	218,509
Charming Shoppes, Inc.* (Retail)	13,485	72,954
Chemtura Corp. (Chemicals)	27,840	217,152
ChoicePoint, Inc.* (Commercial Services)	3,045	110,899
Cincinnati Bell, Inc.* (Telecommunications)	28,710	136,373
City National Corp. (Banks)	4,785	284,947
Coldwater Creek, Inc.* (Retail)	3,045	20,371
Collective Brands, Inc.* (Retail)	7,395	128,599
Commscope, Inc.* (Telecommunications)	4,350	214,063
Con-way, Inc. (Transportation)	5,220	216,839
Corn Products International, Inc. (Food)	8,700	319,725
Cousins Properties, Inc. (REIT)	4,350	96,135
Crane Co. (Miscellaneous Manufacturing)	3,480	149,292
CSG Systems International, Inc.* (Software)	2,610	38,419
Cullen/Frost Bankers, Inc. (Banks)	6,960	352,594
Cypress Semiconductor Corp.* (Semiconductors)	13,050	470,191
Cytec Industries, Inc. (Chemicals)	2,610	160,724
Deluxe Corp. (Commercial Services)	3,480	114,457
DENTSPLY International, Inc. (Healthcare-Products)	6,090	274,172
DeVry, Inc. (Commercial Services)	3,045	158,218
Dick’s Sporting Goods, Inc.* (Retail)	3,480	96,605
Diebold, Inc. (Computers)	7,395	214,307

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

DPL, Inc. (Electric)	13,050	$386,932
DRS Technologies, Inc. (Aerospace/Defense)	3,045	165,252
Duke-Weeks Realty Corp. (REIT)	16,965	442,447
Dycom Industries, Inc.* (Engineering & Construction)	2,610	69,557
Edwards Lifesciences Corp.* (Healthcare-Products)	2,610	120,034
Energen Corp. (Gas)	3,045	195,580
Energy East Corp. (Electric)	18,270	497,127
Entercom Communications Corp. (Media)	3,045	41,686
Equitable Resources, Inc. (Pipelines)	6,525	347,652
Equity One, Inc. (REIT)	4,350	100,181
Everest Re Group, Ltd.ADR (Insurance)	7,395	742,458
Exterran Holdings, Inc.* (Oil & Gas Services)	4,785	391,413
Fairchild Semiconductor International, Inc.* (Semiconductors)	14,355	207,143
Federal Realty Investment Trust (REIT)	6,525	536,029
Federal Signal Corp. (Miscellaneous Manufacturing)	5,655	63,449
Ferro Corp. (Chemicals)	5,220	108,211
Fidelity National Title Group, Inc.—Class A (Insurance)	24,795	362,255
First American Financial Corp. (Insurance)	10,440	356,213
First Community Bancorp (Banks)	3,045	125,576
First Niagara Financial Group, Inc. (Savings & Loans)	12,180	146,647
FirstMerit Corp. (Banks)	9,135	182,791
Flowserve Corp. (Machinery-Diversified)	3,480	334,776
FMC Corp. (Chemicals)	4,350	237,292
Foot Locker, Inc. (Retail)	17,835	243,626
Forest Oil Corp.* (Oil & Gas)	10,005	508,654
Foundry Networks, Inc.* (Telecommunications)	9,570	167,666
Furniture Brands International, Inc. (Home Furnishings)	5,655	56,889
GATX Corp. (Trucking & Leasing)	5,655	207,425
Gentex Corp. (Electronics)	7,395	131,409
Granite Construction, Inc. (Engineering & Construction)	2,175	78,692
Great Plains Energy, Inc. (Electric)	10,005	293,347
Hanesbrands, Inc.* (Apparel)	5,220	141,827
Hanover Insurance Group, Inc. (Insurance)	6,090	278,922
Harsco Corp. (Miscellaneous Manufacturing)	5,655	362,316
Harte-Hanks, Inc. (Advertising)	2,610	45,153
Hawaiian Electric Industries, Inc. (Electric)	9,570	217,909
HCC Insurance Holdings, Inc. (Insurance)	4,350	124,758
Health Care REIT, Inc. (REIT)	10,005	447,123
Health Management Associates, Inc.—Class A (Healthcare-Services)	27,840	166,483
Health Net, Inc.* (Healthcare-Services)	5,655	273,136
Helmerich & Payne, Inc. (Oil & Gas)	7,395	296,318
Herman Miller, Inc. (Office Furnishings)	2,175	70,448
Highwoods Properties, Inc. (REIT)	6,525	191,704
Hillenbrand Industries, Inc. (Healthcare-Products)	6,960	387,881
HNI Corp. (Office Furnishings)	3,045	106,758
Horace Mann Educators Corp. (Insurance)	5,220	98,867
Hormel Foods Corp. (Food)	4,350	176,088
Hospitality Properties Trust (REIT)	10,875	350,392
Hovnanian Enterprises, Inc.—Class A* (Home Builders)	1,740	12,476
Hubbell, Inc.—Class B (Electrical Components & Equipment)	4,350	224,460
IDACORP, Inc. (Electric)	5,220	183,848
IDEX Corp. (Machinery-Diversified)	5,220	188,599
Imation Corp. (Computers)	3,915	82,215
IndyMac Bancorp, Inc. (Diversified Financial Services)	9,135	54,353
Ingram Micro, Inc.—Class A* (Distribution/Wholesale)	16,965	306,049
Integrated Device Technology, Inc.* (Semiconductors)	21,750	245,992
International Rectifier Corp.* (Semiconductors)	8,265	280,762
International Speedway Corp. (Entertainment)	1,305	53,740
Intersil Corp.—Class A (Semiconductors)	15,225	372,708
J.B. Hunt Transport Services, Inc. (Transportation)	3,480	95,874
Jack Henry & Associates, Inc. (Computers)	3,480	84,703
Jefferies Group, Inc. (Diversified Financial Services)	6,525	150,401
JetBlue Airways Corp.* (Airlines)	20,880	123,192
JM Smucker Co. (Food)	6,525	335,646
Kansas City Southern Industries, Inc.* (Transportation)	4,785	164,269
KBR, Inc.* (Engineering & Construction)	12,615	489,462
Kelly Services, Inc.—Class A (Commercial Services)	2,610	48,703
KEMET Corp.* (Electronics)	9,570	63,449
Kennametal, Inc. (Hand/Machine Tools)	5,220	197,629
Kindred Healthcare, Inc.* (Healthcare-Services)	3,480	86,930
Lam Research Corp.* (Semiconductors)	7,830	338,491
Lamar Advertising Co. (Advertising)	5,220	250,925
Lancaster Colony Corp. (Miscellaneous Manufacturing)	2,610	103,617
Lear Corp.* (Auto Parts & Equipment)	8,700	240,642
Lee Enterprises, Inc. (Media)	4,785	70,100
Liberty Property Trust (REIT)	10,440	300,776
Life Time Fitness, Inc.* (Leisure Time)	1,305	64,832
LifePoint Hospitals, Inc.* (Healthcare-Services)	2,610	77,621
Lincoln Electric Holdings, Inc. (Hand/Machine Tools)	2,175	154,817
Louisiana-Pacific Corp. (Forest Products & Paper)	11,745	160,672
Lubrizol Corp. (Chemicals)	7,830	424,073
M.D.C. Holdings, Inc. (Home Builders)	1,740	64,606
Mack-Cali Realty Corp. (REIT)	7,830	266,220
Manpower, Inc. (Commercial Services)	9,570	544,533
Martin Marietta Materials (Building Materials)	2,610	346,086
MDU Resources Group, Inc. (Electric)	20,880	576,497
Media General, Inc.—Class A (Media)	2,610	55,463
Mentor Graphics Corp.* (Computers)	10,440	112,543
Mercury General Corp. (Insurance)	3,915	195,006
Metavante Technologies, Inc.* (Software)	3,915	91,298
Millennium Pharmaceuticals, Inc.* (Biotechnology)	22,185	332,331
Minerals Technologies, Inc. (Chemicals)	1,305	87,370
Modine Manufacturing Co. (Auto Parts & Equipment)	3,915	64,637
Mohawk Industries, Inc.* (Textiles)	3,045	226,548
Moneygram International, Inc. (Software)	9,570	147,091
MPS Group, Inc.* (Commercial Services)	11,745	128,490
MSC Industrial Direct Co.—Class A (Retail)	2,175	88,022
National Fuel Gas Co. (Pipelines)	9,570	446,728
National Instruments Corp. (Computers)	3,480	115,988
Nationwide Health Properties, Inc. (REIT)	10,875	341,475
NCR Corp.* (Computers)	10,875	272,962
Netflix, Inc.* (Internet)	3,045	81,058
NeuStar, Inc.* (Telecommunications)	5,220	149,710
New York Community Bancorp (Savings & Loans)	37,410	657,668
Nordson Corp. (Machinery-Diversified)	2,175	126,063
Northeast Utilities System (Electric)	17,835	558,414
NSTAR (Electric)	12,180	441,160
OGE Energy Corp. (Electric)	10,440	378,868
Old Republic International Corp. (Insurance)	26,535	408,904
Olin Corp. (Chemicals)	8,700	168,171
Omnicare, Inc. (Pharmaceuticals)	13,920	317,515
ONEOK, Inc. (Gas)	12,180	545,299
Oshkosh Truck Corp. (Auto Manufacturers)	3,045	143,907
Overseas Shipholding Group, Inc. (Transportation)	1,305	97,131
Packaging Corp. of America (Packaging & Containers)	10,875	306,675
Palm, Inc. (Computers)	12,180	77,221
Parametric Technology Corp.* (Software)	9,570	170,824
Patterson-UTI Energy, Inc. (Oil & Gas)	7,830	152,842
PDL BioPharma, Inc.* (Biotechnology)	5,220	91,454
Pentair, Inc. (Miscellaneous Manufacturing)	11,310	393,701
PepsiAmericas, Inc. (Beverages)	3,915	130,448
Perrigo Co. (Pharmaceuticals)	5,655	197,982
Petsmart, Inc. (Retail)	5,220	122,827
Phillips-Van Heusen Corp. (Apparel)	4,350	160,341
Plains Exploration & Production Co.* (Oil & Gas)	5,655	305,370

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

PMI Group, Inc. (Insurance)	9,570	$127,090
PNM Resources, Inc. (Electric)	8,700	186,615
Polycom, Inc.* (Telecommunications)	5,220	145,012
Potlatch Corp. (Forest Products & Paper)	2,175	96,657
Pride International, Inc.* (Oil & Gas)	19,140	648,846
Protective Life Corp. (Insurance)	8,265	339,030
Puget Energy, Inc. (Electric)	13,485	369,894
Quanta Services, Inc.* (Commercial Services)	14,355	376,675
Radian Group, Inc. (Insurance)	3,480	40,646
Raymond James Financial Corp. (Diversified Financial Services)	6,525	213,106
Rayonier, Inc. (Forest Products & Paper)	9,135	431,537
Realty Income Corp. (REIT)	11,745	317,350
Regency Centers Corp. (REIT)	7,830	504,957
Regis Corp. (Retail)	5,220	145,951
Reliance Steel & Aluminum Co. (Iron/Steel)	3,045	165,039
Rent-A-Center, Inc.* (Commercial Services)	7,830	113,692
Republic Services, Inc. (Environmental Control)	8,700	272,745
RF Micro Devices, Inc.* (Telecommunications)	33,495	191,256
Roper Industries, Inc. (Miscellaneous Manufacturing)	3,480	217,639
RPM, Inc. (Chemicals)	13,920	282,576
Ruby Tuesday, Inc. (Retail)	6,090	59,378
Ruddick Corp. (Food)	4,350	150,815
Saks, Inc.* (Retail)	10,440	216,734
SCANA Corp. (Electric)	13,485	568,393
Scholastic Corp.* (Media)	3,045	106,240
Semtech Corp.* (Semiconductors)	3,915	60,761
Sensient Technologies Corp. (Chemicals)	5,220	147,622
Sequa Corp.—Class A (Commercial Services)	20,880	293,364
Sierra Pacific Resources (Electric)	26,970	457,951
Smithfield Foods, Inc.* (Food)	13,485	389,986
Sonoco Products Co. (Packaging & Containers)	11,310	369,611
SPX Corp. (Miscellaneous Manufacturing)	3,915	402,658
StanCorp Financial Group, Inc. (Insurance)	2,610	131,492
STERIS Corp. (Healthcare-Products)	3,480	100,363
Superior Energy Services, Inc.* (Oil & Gas Services)	3,045	104,809
SVB Financial Group* (Banks)	2,175	109,620
Sybase, Inc.* (Software)	5,655	147,539
Synopsys, Inc.* (Computers)	11,310	293,268
Synovus Financial Corp.*(a) (Banks)	42,630	434,400
TCF Financial Corp. (Banks)	12,615	226,187
Tech Data Corp.* (Distribution/Wholesale)	6,525	246,123
Teleflex, Inc. (Miscellaneous Manufacturing)	4,350	274,093
Telephone & Data Systems, Inc. (Telecommunications)	12,180	762,468
Temple-Inland, Inc. (Forest Products & Paper)	12,180	253,953
The Brink’s Co. (Miscellaneous Manufacturing)	3,480	207,895
The Colonial BancGroup, Inc. (Banks)	18,270	247,376
The Commerce Group, Inc. (Insurance)	4,785	172,164
The Macerich Co. (REIT)	8,265	587,311
The Ryland Group, Inc. (Home Builders)	4,785	131,827
The Scotts Miracle-Gro Co.—Class A (Household Products/Wares)	5,220	195,332
Thomas & Betts Corp.* (Electronics)	2,610	127,994
Thor Industries, Inc. (Home Builders)	1,740	66,137
Tidewater, Inc. (Oil & Gas Services)	6,525	357,961
Timken Co. (Metal Fabricate/Hardware)	10,875	357,244
Tootsie Roll Industries, Inc. (Food)	1,740	47,711
Trinity Industries, Inc. (Miscellaneous Manufacturing)	9,570	265,663
TriQuint Semiconductor, Inc.* (Semiconductors)	16,530	109,594
Tupperware Corp. (Household Products/Wares)	6,960	229,889
UDR, Inc. (REIT)	15,660	310,851
United Rentals, Inc.* (Commercial Services)	8,700	159,732
Unitrin, Inc. (Insurance)	6,090	292,259
Universal Corp. (Agriculture)	3,045	155,965
Universal Health Services, Inc.—Class B (Healthcare-Services)	2,610	133,632
URS Corp.* (Engineering & Construction)	9,135	496,305
Valeant Pharmaceuticals International* (Pharmaceuticals)	10,440	124,967
Valspar Corp. (Chemicals)	11,745	264,732
Varian, Inc.* (Electronics)	1,740	113,622
Vectren Corp. (Gas)	8,700	252,387
Vertex Pharmaceuticals, Inc.* (Biotechnology)	9,570	222,311
Vishay Intertechnology, Inc.* (Electronics)	21,315	243,204
Wabtec Corp. (Machinery-Diversified)	3,045	104,870
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	5,220	188,390
Washington Federal, Inc. (Savings & Loans)	10,005	211,206
Webster Financial Corp. (Banks)	6,090	194,697
Weingarten Realty Investors (REIT)	8,700	273,528
WellCare Health Plans, Inc.* (Healthcare-Services)	1,740	73,793
Werner Enterprises, Inc. (Transportation)	5,220	88,897
Westamerica Bancorp (Banks)	1,740	77,517
Westar Energy, Inc. (Electric)	10,875	282,097
WGL Holdings, Inc. (Gas)	5,655	185,258
Wilmington Trust Corp. (Banks)	7,830	275,616
Wind River Systems, Inc.* (Software)	6,525	58,268
Wisconsin Energy Corp. (Electric)	13,485	656,854
Worthington Industries, Inc. (Metal Fabricate/Hardware)	7,395	132,223
YRC Worldwide, Inc.* (Transportation)	6,525	111,512
Zebra Technologies Corp.—Class A* (Machinery-Diversified)	3,045	105,662
TOTAL COMMON STOCKS
(Cost $55,173,922)		65,683,686

Repurchase Agreements (0.7%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08(^), dated 12/31/07, with a repurchase price of $120,027 (Collateralized by $125,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $125,466)	$120,000	120,000
UBS, 4.15%, 1/2/08(^), dated 12/31/07, with a repurchase price of $318,073 (Collateralized by $299,000 Federal National Mortgage Association, 7.125%, 6/15/10, market value $324,555)	318,000	318,000

TOTAL REPURCHASE AGREEMENTS
(Cost $438,000)		438,000

TOTAL INVESTMENT SECURITIES
(Cost $55,611,922)—101.1%		66,121,686
Net other assets (liabilities)—(1.1)%		(702,282)

NET ASSETS—100.0%		$65,419,404

(^)	All or a portion of this security is designated on the ProFund VP Mid-Cap Value’s records as collateral for when-issued securities.
(a)	Represents a security purchased on a when-issued basis.
*	Non-income producing security
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2007

ProFund VP Mid-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.5%
Aerospace/Defense	0.9%
Agriculture	0.2%
Airlines	0.5%
Apparel	0.4%
Auto Manufacturers	0.2%
Auto Parts & Equipment	1.0%
Banks	4.9%
Beverages	0.2%
Biotechnology	0.9%
Building Materials	0.5%
Chemicals	4.0%
Coal	0.6%
Commercial Services	3.4%
Computers	2.5%
Cosmetics/Personal Care	0.2%
Distribution/Wholesale	0.9%
Diversified Financial Services	1.2%
Electric	10.8%
Electrical Components & Equipment	0.6%
Electronics	2.5%
Engineering & Construction	1.7%
Entertainment	0.1%
Environmental Control	0.4%
Food	2.2%
Forest Products & Paper	1.4%
Gas	2.3%
Hand/Machine Tools	0.5%
Healthcare-Products	1.9%
Healthcare-Services	1.2%
Home Builders	0.4%
Home Furnishings	0.1%
Household Products/Wares	0.9%
Insurance	6.4%
Internet	0.2%
Iron/Steel	0.6%
Leisure Time	0.3%
Lodging	0.3%
Machinery-Diversified	1.9%
Media	0.8%
Metal Fabricate/Hardware	0.7%
Miscellaneous Manufacturing	3.9%
Office Furnishings	0.3%
Oil & Gas	3.2%
Oil & Gas Services	1.3%
Packaging & Containers	1.1%
Pharmaceuticals	1.3%
Pipelines	1.2%
REIT	10.2%
Retail	3.4%
Savings & Loans	1.8%
Semiconductors	3.5%
Software	2.1%
Telecommunications	3.4%
Textiles	0.3%
Transportation	1.6%
Trucking & Leasing	0.3%
Water	0.3%
Other**	(0.4)%

**	Includes any non-equity securities and net other assets (liabilities).
REIT	Real Estate Investment Trust.

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Value

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $55,173,922)	$65,683,686
Repurchase agreements, at cost	438,000

Total Investment Securities	66,121,686
Dividends and interest receivable	62,218
Receivable for capital shares issued	224,194
Receivable for investments sold	244,540
Prepaid expenses	352

Total Assets	66,652,990

Liabilities:
Cash overdraft	178,588
Payable for investments purchased	657,971
Payable for capital shares redeemed	304,129
Advisory fees payable	29,441
Management services fees payable	3,925
Administration fees payable	1,616
Administrative services fees payable	18,223
Distribution fees payable	13,087
Trustee fees payable	10
Transfer agency fees payable	3,650
Fund accounting fees payable	2,495
Compliance services fees payable	1,342
Other accrued expenses	19,109

Total Liabilities	1,233,586

Net Assets	$65,419,404

Net Assets consist of:
Capital	$54,902,962
Accumulated net realized gains (losses) on investments	6,678
Net unrealized appreciation (depreciation) on investments	10,509,764

Net Assets	$65,419,404

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,076,330

Net Asset Value (offering and redemption price per share)	$31.51

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$1,349,549
Interest	11,801

Total Investment Income	1,361,350

Expenses:
Advisory fees	654,395
Management services fees	130,880
Administration fees	27,337
Transfer agency fees	28,861
Administrative services fees	304,186
Distribution fees	218,132
Custody fees	37,858
Fund accounting fees	40,707
Trustee fees	1,375
Compliance services fees	1,538
Other fees	54,135

Total Gross Expenses before reductions	1,499,404
Less Expenses reduced by the Advisor	(77,186)

Total Net Expenses	1,422,218

Net Investment Income (Loss)	(60,868)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	11,505,211
Net realized gains (losses) on futures contracts	(3,926)
Change in net unrealized appreciation/depreciation on investments	(8,346,879)

Net Realized and Unrealized Gains (Losses) on Investments	3,154,406

Change in Net Assets Resulting from Operations	$3,093,538

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Value

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(60,868)	$343,445
Net realized gains (losses) on investments	11,501,285	5,363,778
Change in net unrealized appreciation/depreciation on investments	(8,346,879)	4,784,554

Change in net assets resulting from operations	3,093,538	10,491,777

Distributions to Shareholders From:
Net investment income	(343,445)	(17,996)
Net realized gains on investments	(1,857,773)	(14,057,566)

Change in net assets resulting from distributions	(2,201,218)	(14,075,562)

Capital Transactions:
Proceeds from shares issued	283,741,318	527,513,177
Dividends reinvested	2,201,218	14,075,562
Value of shares redeemed	(326,151,270)	(532,874,969)

Change in net assets resulting from capital transactions	(40,208,734)	8,713,770

Change in net assets	(39,316,414)	5,129,985
Net Assets:
Beginning of period	104,735,818	99,605,833

End of period	$65,419,404	$104,735,818

Accumulated net investment income (loss)	$—	$343,445

Share Transactions:
Issued	8,269,647	14,801,666
Reinvested	68,340	465,616
Redeemed	(9,488,364)	(14,908,889)

Change in shares	(1,150,377)	358,393

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Value

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$32.46	$34.73	$34.87	$31.56	$23.25

Investment Activities:
Net investment income (loss)(a)	(0.02)	0.13	0.01	(0.10)	(0.05)
Net realized and unrealized gains (losses) on investments	0.36	3.69	3.05	5.02	8.36

Total income (loss) from investment activities	0.34	3.82	3.06	4.92	8.31

Distributions to Shareholders From:
Net investment income	(0.20)	(0.01)	—	—	—
Net realized gains on investments	(1.09)	(6.08)	(3.20)	(1.61)	—

Total distributions	(1.29)	(6.09)	(3.20)	(1.61)	—

Net Asset Value, End of Period	$31.51	$32.46	$34.73	$34.87	$31.56

Total Return	0.97%	12.30%	8.84%	15.96%	35.74%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.76%	1.87%	1.92%	2.08%
Net expenses	1.63%	1.70%	1.87%	1.92%	1.98%
Net investment income (loss)	(0.07)%	0.37%	0.02%	(0.30)%	(0.20)%

Supplemental Data:
Net assets, end of period (000’s)	$65,419	$104,736	$99,606	$125,416	$50,575
Portfolio turnover rate(b)	323%	560%	964%	748%	1,012%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Mid-Cap Growth

The ProFund VP Mid-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Citigroup Growth Index.1 For the year ended December 31, 2007, the Fund had a total return of 11.74%, compared to a total return of 13.55%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P MidCap 400/Citigroup Growth Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have growth characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P MidCap 400/Barra Growth Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Intuitive Surgical Inc (+236.81%), Denbury Resources (+114.11%), and FMC Technologies (+84.00%), while the bottom three performers in this group were Joy Global (+37.82%), Harris Corp (+37.98%), and Grant Prideco Inc (+39.58%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Growth from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Mid-Cap Growth	5/1/02	11.74%	12.92%	6.51%	1.71%	1.63%

S&P MidCap 400/Citigroup Growth Index[4]	5/1/02	13.55%	15.32%	9.03%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P 400/Barra Growth Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4 The S&P MidCap 400/Barra Growth Index represents performance from May 1, 2002 to December 16, 2005 and the S&P MidCap 400/Citigroup Growth Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

64

PROFUNDS VP
ProFund VP Mid-Cap Growth

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Mid-Cap Growth seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P MidCap 400/Citigroup Growth Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Intuitive Surgical, Inc.	2.1%
Cameron International Corp.	1.8%
Southwestern Energy Co.	1.7%
Hologic, Inc.	1.6%
Harris Corp.	1.5%

S&P MidCap 400/Citigroup Growth Index - Composition
% of Index

Consumer Non-Cyclical	25%
Industrial	17%
Consumer Cyclical	15%
Energy	15%
Technology	10%
Basic Materials	6%
Communications	6%
Financial	5%
Utilities	1%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Mid-Cap Growth	December 31, 2007

Common Stocks (100.0%)
	Shares	Value

ACI Worldwide, Inc.* (Software)	4,151	$79,035
Activision, Inc.* (Software)	19,569	581,199
ADTRAN, Inc. (Telecommunications)	2,965	63,392
Advance Auto Parts, Inc. (Retail)	11,860	450,561
Advanced Medical Optics, Inc.* (Healthcare-Products)	1,779	43,639
Advent Software, Inc.* (Software)	1,186	64,163
Aeropostale, Inc.* (Retail)	7,709	204,288
Affymetrix, Inc.* (Biotechnology)	8,302	192,108
AGCO Corp.* (Machinery-Diversified)	5,337	362,809
Airgas, Inc. (Chemicals)	5,337	278,111
AirTran Holdings, Inc.* (Airlines)	4,744	33,967
Albemarle Corp. (Chemicals)	5,930	244,612
Alberto-Culver Co. (Cosmetics/Personal Care)	4,151	101,866
Alliance Data Systems Corp.* (Commercial Services)	8,895	667,036
Alliant Techsystems, Inc.* (Aerospace/Defense)	3,558	404,758
American Eagle Outfitters, Inc. (Retail)	24,906	517,298
American Greetings Corp.—Class A (Household Products/Wares)	3,558	72,227
Ametek, Inc. (Electrical Components & Equipment)	7,709	361,090
Amphenol Corp.—Class A (Electronics)	20,755	962,409
AnnTaylor Stores Corp.* (Retail)	3,558	90,942
Apria Healthcare Group, Inc.* (Healthcare-Services)	5,337	115,119
Aqua America, Inc. (Water)	5,930	125,716
Arch Coal, Inc. (Coal)	7,709	346,365
Avnet, Inc.* (Electronics)	8,895	311,058
Avocent Corp.* (Internet)	2,372	55,291
BE Aerospace, Inc.* (Aerospace/Defense)	2,965	156,849
Beckman Coulter, Inc. (Healthcare-Products)	4,151	302,193
Bill Barrett Corp.* (Oil & Gas)	1,186	49,658
BJ’s Wholesale Club, Inc.* (Retail)	3,558	120,367
BorgWarner, Inc. (Auto Parts & Equipment)	7,709	373,193
Brinker International, Inc. (Retail)	7,116	139,189
Broadridge Financial Solutions, Inc. (Software)	8,302	186,214
Brown & Brown, Inc. (Insurance)	13,046	306,581
Cadence Design Systems, Inc.* (Computers)	10,081	171,478
Cameron International Corp.* (Oil & Gas Services)	24,906	1,198,726
Career Education Corp.* (Commercial Services)	10,674	268,344
Carlisle Cos., Inc. (Miscellaneous Manufacturing)	2,965	109,794
Carmax, Inc.* (Retail)	10,081	199,100
Carpenter Technology Corp. (Iron/Steel)	3,558	267,455
Cathay Bancorp, Inc. (Banks)	2,372	62,834
CBRL Group, Inc. (Retail)	1,779	57,622
Cephalon, Inc.* (Pharmaceuticals)	4,744	340,429
Cerner Corp.* (Software)	7,709	434,788
CF Industries Holdings, Inc. (Chemicals)	5,337	587,390
Charles River Laboratories International, Inc.* (Biotechnology)	7,709	507,252
Cheesecake Factory, Inc.* (Retail)	8,302	196,840
Chico’s FAS, Inc.* (Retail)	20,162	182,063
Chipotle Mexican Grill, Inc.—Class A* (Retail)	3,558	523,275
ChoicePoint, Inc.* (Commercial Services)	5,337	194,374
Church & Dwight, Inc. (Household Products/Wares)	7,709	416,826
Cimarex Energy Co. (Oil & Gas)	9,488	403,525
Cleveland-Cliffs, Inc. (Iron/Steel)	4,744	478,195
Coldwater Creek, Inc.* (Retail)	4,151	27,770
Commercial Metals Co. (Metal Fabricate/Hardware)	13,639	400,305
Commscope, Inc.* (Telecommunications)	2,965	145,908
Community Health Systems, Inc.* (Healthcare-Services)	11,267	415,302
Copart, Inc.* (Retail)	8,302	353,250
Corinthian Colleges, Inc.* (Commercial Services)	10,081	155,247
Covance, Inc.* (Healthcare-Services)	7,116	616,388
Crane Co. (Miscellaneous Manufacturing)	2,372	101,759
Cree Research, Inc.* (Semiconductors)	10,081	276,925
CSG Systems International, Inc.* (Software)	1,779	26,187
Cypress Semiconductor Corp.* (Semiconductors)	5,337	192,292
Cytec Industries, Inc. (Chemicals)	1,779	109,551
Deluxe Corp. (Commercial Services)	2,965	97,519
Denbury Resources, Inc.* (Oil & Gas)	28,464	846,804
DENTSPLY International, Inc. (Healthcare-Products)	11,267	507,240
DeVry, Inc. (Commercial Services)	4,151	215,686
Dick’s Sporting Goods, Inc.* (Retail)	5,930	164,617
Digital River, Inc.* (Internet)	4,744	156,884
Dollar Tree Stores, Inc.* (Retail)	10,674	276,670
Donaldson Co., Inc. (Miscellaneous Manufacturing)	8,302	385,047

See accompanying notes to the financial statements.
65

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Mid-Cap Growth	December 31, 2007

Common Stocks, continued
	Shares	Value

DRS Technologies, Inc. (Aerospace/Defense)	1,779	$96,546
DST Systems, Inc.* (Computers)	5,930	489,521
Dun & Bradstreet Corp. (Software)	6,523	578,133
Dycom Industries, Inc.* (Engineering & Construction)	2,372	63,214
Eaton Vance Corp. (Diversified Financial Services)	14,232	646,275
Edwards Lifesciences Corp.* (Healthcare-Products)	4,151	190,904
Encore Acquisition Co.* (Oil & Gas)	6,523	217,673
Endo Pharmaceuticals Holdings, Inc.* (Pharmaceuticals)	15,418	411,198
Energen Corp. (Gas)	5,337	342,796
Energizer Holdings, Inc.* (Electrical Components & Equipment)	6,523	731,424
Equitable Resources, Inc. (Pipelines)	7,709	410,736
Exterran Holdings, Inc.* (Oil & Gas Services)	2,965	242,537
F5 Networks, Inc.* (Internet)	10,081	287,510
Fair Isaac Corp. (Software)	5,930	190,650
Fastenal Co. (Distribution/Wholesale)	14,825	599,226
Flowserve Corp. (Machinery-Diversified)	2,965	285,233
FMC Corp. (Chemicals)	4,151	226,437
FMC Technologies, Inc.* (Oil & Gas Services)	14,825	840,577
Foundry Networks, Inc.* (Telecommunications)	7,709	135,062
Frontier Oil Corp. (Oil & Gas)	12,453	505,343
Gartner Group, Inc.* (Commercial Services)	7,709	135,370
Gen-Probe, Inc.* (Healthcare-Products)	6,523	410,492
Gentex Corp. (Electronics)	9,488	168,602
Getty Images, Inc.* (Advertising)	5,337	154,773
Global Payments, Inc. (Software)	8,895	413,795
Graco, Inc. (Machinery-Diversified)	7,116	265,142
Granite Construction, Inc. (Engineering & Construction)	1,779	64,364
Grant Prideco, Inc.* (Oil & Gas Services)	14,825	822,936
GUESS?, Inc. (Apparel)	6,523	247,156
Hanesbrands, Inc.* (Apparel)	5,930	161,118
Hansen Natural Corp.* (Beverages)	7,116	315,168
Harris Corp. (Telecommunications)	16,011	1,003,569
Harsco Corp. (Miscellaneous Manufacturing)	4,151	265,955
Harte-Hanks, Inc. (Advertising)	2,965	51,295
HCC Insurance Holdings, Inc. (Insurance)	8,895	255,109
Health Net, Inc.* (Healthcare-Services)	7,116	343,703
Helmerich & Payne, Inc. (Oil & Gas)	4,151	166,331
Henry Schein, Inc.* (Healthcare-Products)	10,674	655,384
Herman Miller, Inc. (Office Furnishings)	4,744	153,658
HNI Corp. (Office Furnishings)	2,372	83,162
Hologic, Inc.* (Healthcare-Products)	14,825	1,017,588
Hormel Foods Corp. (Food)	4,151	168,032
Hovnanian Enterprises, Inc.—Class A* (Home Builders)	2,372	17,007
Hubbell, Inc.—Class B (Electrical Components & Equipment)	2,372	122,395
IDEX Corp. (Machinery-Diversified)	4,151	149,976
International Speedway Corp. (Entertainment)	2,372	97,679
Intuitive Surgical, Inc.* (Healthcare-Products)	4,151	1,346,999
Invitrogen Corp.* (Biotechnology)	5,337	498,529
ITT Educational Services, Inc.* (Commercial Services)	3,558	303,391
J.B. Hunt Transport Services, Inc. (Transportation)	6,523	179,709
Jack Henry & Associates, Inc. (Computers)	5,337	129,903
Jefferies Group, Inc. (Diversified Financial Services)	5,930	136,687
John Wiley & Sons, Inc. (Media)	5,337	228,584
Jones Lang LaSalle, Inc. (Real Estate)	4,151	295,385
Joy Global, Inc. (Machinery-Construction & Mining)	12,453	819,656
Kansas City Southern Industries, Inc.* (Transportation)	4,151	142,504
KBR, Inc.* (Engineering & Construction)	7,116	276,101
Kennametal, Inc. (Hand/Machine Tools)	3,558	134,706
Kinetic Concepts, Inc.* (Healthcare-Products)	6,523	349,372
Korn/Ferry International* (Commercial Services)	5,337	100,442
Lam Research Corp.* (Semiconductors)	7,709	333,260
Lamar Advertising Co. (Advertising)	4,151	199,539
Life Time Fitness, Inc.* (Leisure Time)	2,372	117,841
LifePoint Hospitals, Inc.* (Healthcare-Services)	4,151	123,451
Lincare Holdings, Inc.* (Healthcare-Services)	9,488	333,598
Lincoln Electric Holdings, Inc. (Hand/Machine Tools)	2,965	211,049
M.D.C. Holdings, Inc. (Home Builders)	2,372	88,072
Macrovision Corp.* (Entertainment)	5,930	108,697
Martin Marietta Materials (Building Materials)	2,372	314,527
Matthews International Corp.—Class A (Miscellaneous Manufacturing)	3,558	166,763
McAfee, Inc.* (Internet)	18,383	689,362
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	6,523	169,402
Metavante Technologies, Inc.* (Software)	5,930	138,288
Millennium Pharmaceuticals, Inc.* (Biotechnology)	14,825	222,078
Mine Safety Appliances Co. (Environmental Control)	3,558	184,553
Minerals Technologies, Inc. (Chemicals)	1,186	79,403
Mohawk Industries, Inc.* (Textiles)	2,965	220,596
MSC Industrial Direct Co.—Class A (Retail)	3,558	143,992
National Instruments Corp. (Computers)	2,965	98,823
Navigant Consulting Co.* (Commercial Services)	5,337	72,957
NBTY, Inc.* (Pharmaceuticals)	6,523	178,730
NCR Corp.* (Computers)	10,081	253,033
Netflix, Inc.* (Internet)	2,965	78,928
NeuStar, Inc.* (Telecommunications)	3,558	102,043
Newfield Exploration Co.* (Oil & Gas)	15,418	812,529
Nordson Corp. (Machinery-Diversified)	1,779	103,111
NVR, Inc.* (Home Builders)	593	310,732
O’Reilly Automotive, Inc.* (Retail)	13,639	442,313
Oshkosh Truck Corp. (Auto Manufacturers)	5,930	280,252
Overseas Shipholding Group, Inc. (Transportation)	2,372	176,548
Pacific Sunwear of California, Inc.* (Retail)	8,302	117,141
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	4,151	99,624
Parametric Technology Corp.* (Software)	4,151	74,095
Patterson-UTI Energy, Inc. (Oil & Gas)	10,081	196,781
PDL BioPharma, Inc.* (Biotechnology)	8,302	145,451
PepsiAmericas, Inc. (Beverages)	2,965	98,794
Perrigo Co. (Pharmaceuticals)	2,965	103,805
Petsmart, Inc. (Retail)	9,488	223,253
Pharmaceutical Product Development, Inc. (Commercial Services)	11,860	478,788
Phillips-Van Heusen Corp. (Apparel)	2,372	87,432
Pioneer Natural Resources Co. (Oil & Gas)	13,639	666,129
Plains Exploration & Production Co.* (Oil & Gas)	7,116	384,264
Plantronics, Inc. (Telecommunications)	5,930	154,180
Polycom, Inc.* (Telecommunications)	5,337	148,262
Potlatch Corp. (Forest Products & Paper)	2,372	105,412
Psychiatric Solutions, Inc.* (Healthcare-Services)	6,523	211,997
Quanta Services, Inc.* (Commercial Services)	5,337	140,043
Quicksilver Resources, Inc.* (Oil & Gas)	5,930	353,369
Radian Group, Inc. (Insurance)	5,930	69,262
Raymond James Financial Corp. (Diversified Financial Services)	4,151	135,572
Reliance Steel & Aluminum Co. (Iron/Steel)	4,744	257,125
Republic Services, Inc. (Environmental Control)	10,081	316,039
ResMed, Inc.* (Healthcare-Products)	8,895	467,254
Rollins, Inc. (Commercial Services)	4,744	91,085
Roper Industries, Inc. (Miscellaneous Manufacturing)	6,523	407,948
Ross Stores, Inc. (Retail)	16,011	409,401
Saks, Inc.* (Retail)	5,930	123,107
Scientific Games Corp.—Class A* (Entertainment)	7,709	256,324
SEI Investments Co. (Software)	14,825	476,920
Semtech Corp.* (Semiconductors)	3,558	55,220
Sepracor, Inc.* (Pharmaceuticals)	13,046	342,457
Sequa Corp.—Class A (Commercial Services)	12,453	174,965
Silicon Laboratories, Inc.* (Semiconductors)	6,523	244,156

See accompanying notes to the financial statements.
66

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Mid-Cap Growth	December 31, 2007

Common Stocks, continued
	Shares	Value

Sotheby’s (Commercial Services)	7,709	$293,713
Southwestern Energy Co.* (Oil & Gas)	19,569	1,090,385
SPX Corp. (Miscellaneous Manufacturing)	2,372	243,960
SRA International, Inc.—Class A* (Computers)	4,744	139,711
StanCorp Financial Group, Inc. (Insurance)	2,965	149,377
Steel Dynamics, Inc. (Iron/Steel)	11,267	671,175
Stericycle, Inc.* (Environmental Control)	10,081	598,811
STERIS Corp. (Healthcare-Products)	4,151	119,715
Strayer Education, Inc. (Commercial Services)	1,779	303,462
Superior Energy Services, Inc.* (Oil & Gas Services)	6,523	224,522
SVB Financial Group* (Banks)	1,779	89,662
Sybase, Inc.* (Software)	4,744	123,771
Synopsys, Inc.* (Computers)	5,337	138,388
Techne Corp.* (Healthcare-Products)	4,744	313,341
Terra Industries, Inc.* (Chemicals)	10,674	509,790
The Brink’s Co. (Miscellaneous Manufacturing)	2,372	141,703
The Corporate Executive Board Co. (Commercial Services)	4,151	249,475
The Timberland Co.—Class A* (Apparel)	5,930	107,214
The Warnaco Group, Inc.* (Apparel)	5,337	185,728
Thomas & Betts Corp.* (Electronics)	2,965	145,404
Thor Industries, Inc. (Home Builders)	2,372	90,160
Toll Brothers, Inc.* (Home Builders)	14,825	297,389
Tootsie Roll Industries, Inc. (Food)	1,186	32,520
Universal Health Services, Inc.—Class B (Healthcare-Services)	3,558	182,170
Urban Outfitters, Inc.* (Retail)	13,046	355,634
Valassis Communications, Inc.* (Commercial Services)	5,337	62,390
ValueClick, Inc.* (Internet)	11,267	246,747
Varian, Inc.* (Electronics)	1,779	116,169
VCA Antech, Inc.* (Pharmaceuticals)	9,488	419,654
Ventana Medical Systems, Inc.* (Healthcare-Products)	3,558	310,364
Vertex Pharmaceuticals, Inc.* (Biotechnology)	5,930	137,754
W.R. Berkley Corp. (Insurance)	18,976	565,675
Wabtec Corp. (Machinery-Diversified)	2,372	81,692
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	4,744	171,211
WellCare Health Plans, Inc.* (Healthcare-Services)	2,965	125,746
Westamerica Bancorp (Banks)	1,779	79,254
Western Digital Corp.* (Computers)	25,499	770,325
Williams Sonoma, Inc. (Retail)	10,081	261,098
Wind River Systems, Inc.* (Software)	2,372	21,182
Zebra Technologies Corp.—Class A* (Machinery-Diversified)	5,337	185,194

TOTAL COMMON STOCKS
(Cost $51,643,069)		65,299,446

TOTAL INVESTMENT SECURITIES
(Cost $51,643,069)—100.0%		65,299,446
Net other assets (liabilities)—NM		3,120

NET ASSETS—100.0%		$65,302,566

*	Non-income producing security

ProFund VP Mid-Cap Growth invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.6%
Aerospace/Defense	0.9%
Airlines	0.1%
Apparel	1.2%
Auto Manufacturers	0.4%
Auto Parts & Equipment	0.6%
Banks	0.3%
Beverages	0.7%
Biotechnology	2.6%
Building Materials	0.5%
Chemicals	3.1%
Coal	0.5%
Commercial Services	6.1%
Computers	3.4%
Cosmetics/Personal Care	0.2%
Distribution/Wholesale	0.9%
Diversified Financial Services	1.7%
Electrical Components & Equipment	1.9%
Electronics	2.7%
Engineering & Construction	0.6%
Entertainment	0.7%
Environmental Control	1.7%
Food	0.4%
Forest Products & Paper	0.2%
Gas	0.5%
Hand/Machine Tools	0.5%
Healthcare-Products	9.4%
Healthcare-Services	3.7%
Home Builders	1.2%
Household Products/Wares	0.7%
Insurance	2.1%
Internet	2.3%
Iron/Steel	2.5%
Leisure Time	0.2%
Machinery-Construction & Mining	1.3%
Machinery-Diversified	2.2%
Media	0.4%
Metal Fabricate/Hardware	0.6%
Miscellaneous Manufacturing	2.9%
Office Furnishings	0.3%
Oil & Gas	8.7%
Oil & Gas Services	5.1%
Pharmaceuticals	3.2%
Pipelines	0.6%
Real Estate	0.5%
Retail	8.4%
Semiconductors	1.7%
Software	5.1%
Telecommunications	2.6%
Textiles	0.3%
Transportation	0.8%
Water	0.2%
Other**	NM

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.
67

PROFUNDS VP
ProFund VP Mid-Cap Growth

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $51,643,069)	$65,299,446
Dividends and interest receivable	25,399
Receivable for investments sold	10,240,070
Prepaid expenses	154

Total Assets	75,565,069

Liabilities:
Cash overdraft	309,004
Payable for investments purchased	2,101
Payable for capital shares redeemed	9,844,184
Advisory fees payable	37,358
Management services fees payable	4,981
Administration fees payable	1,841
Administrative services fees payable	20,733
Distribution fees payable	14,857
Trustee fees payable	12
Transfer agency fees payable	4,089
Fund accounting fees payable	2,841
Compliance services fees payable	1,524
Other accrued expenses	18,978

Total Liabilities	10,262,503

Net Assets	$65,302,566

Net Assets consist of:
Capital	$53,716,605
Accumulated net realized gains (losses) on investments	(2,070,416)
Net unrealized appreciation (depreciation) on investments	13,656,377

Net Assets	$65,302,566

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,858,134

Net Asset Value (offering and redemption price per share)	$35.14

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$801,785
Interest	12,509

Total Investment Income	814,294

Expenses:
Advisory fees	595,553
Management services fees	119,111
Administration fees	24,723
Transfer agency fees	26,056
Administrative services fees	277,775
Distribution fees	198,518
Custody fees	39,972
Fund accounting fees	36,713
Trustee fees	1,233
Compliance services fees	1,347
Other fees	46,060

Total Gross Expenses before reductions	1,367,061
Less Expenses reduced by the Advisor	(51,444)

Total Net Expenses	1,315,617

Net Investment Income (Loss)	(501,323)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	6,299,272
Net realized gains (losses) on futures contracts	(3,926)
Change in net unrealized appreciation/depreciation on investments	673,640

Net Realized and Unrealized Gains (Losses) on Investments	6,968,986

Change in Net Assets Resulting from Operations	$6,467,663

See accompanying notes to the financial statements.
68

PROFUNDS VP
ProFund VP Mid-Cap Growth

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(501,323)	$(898,511)
Net realized gains (losses) on investments	6,295,346	10,051,920
Change in net unrealized appreciation/depreciation on investments	673,640	(3,616,425)

Change in net assets resulting from operations	6,467,663	5,536,984

Distributions to Shareholders From:
Net realized gains on investments	(6,403,391)	(3,055,369)

Change in net assets resulting from distributions	(6,403,391)	(3,055,369)

Capital Transactions:
Proceeds from shares issued	489,263,648	567,079,866
Dividends reinvested	6,403,391	3,055,369
Value of shares redeemed	(497,545,192)	(661,222,215)

Change in net assets resulting from capital transactions	(1,878,153)	(91,086,980)

Change in net assets	(1,813,881)	(88,605,365)
Net Assets:
Beginning of period	67,116,447	155,721,812

End of period	$65,302,566	$67,116,447

Share Transactions:
Issued	13,269,128	15,973,288
Reinvested	185,606	93,694
Redeemed	(13,535,313)	(18,598,280)

Change in shares	(80,579)	(2,531,298)

See accompanying notes to the financial statements.
69

PROFUNDS VP
ProFund VP Mid-Cap Growth

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$34.62	$34.84	$32.34	$29.80	$23.36

Investment Activities:
Net investment income (loss)(a)	(0.23)	(0.40)	(0.36)	(0.36)	(0.35)
Net realized and unrealized gains (losses) on investments	4.23	1.69	3.95	3.62	6.87

Total income (loss) from investment activities	4.00	1.29	3.59	3.26	6.52

Distributions to Shareholders From:
Net realized gains on investments	(3.48)	(1.51)	(1.09)	(0.72)	(0.08)

Net Asset Value, End of Period	$35.14	$34.62	$34.84	$32.34	$29.80

Total Return	11.74%	3.98%	11.22%	11.08%	27.91%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.78%	1.89%	1.94%	2.02%
Net expenses	1.66%	1.76%	1.89%	1.94%	1.98%
Net investment income (loss)	(0.63)%	(1.13)%	(1.07)%	(1.20)%	(1.31)%

Supplemental Data:
Net assets, end of period (000’s)	$65,303	$67,116	$155,722	$75,078	$46,561
Portfolio turnover rate(b)	616%	685%	943%	792%	678%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.
70

ProFund VP Small-Cap Value

The ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.1 For the year ended December 31, 2007, the Fund had a total return of –7.22%, compared to a total return of –5.19%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Citigroup Value Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have value characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P SmallCap 600/Barra Value Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Shaw Group (+80.42%), Massey Energy (+54.85%), and Lennox International (+37.30%), while the bottom three performers in this group were Essex Properties (–22.09%), Atmos Energy (–8.23%), and Senior Housing Property Trust (–1.69%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Value from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Small-Cap Value	5/1/02	–7.22%	12.88%	4.94%	1.74%	1.63%

S&P SmallCap 600/Citigroup Value Index[4]	5/1/02	–5.19%	15.81%	8.05%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P SmallCap 600/Barra Value Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4 The S&P SmallCap 600/Barra Value Index represents performance from May 1, 2002 to December 16, 2005 and the S&P SmallCap 600/Citigroup Value Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.
71

PROFUNDS VP
ProFund VP Small-Cap Value

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Southern Union Co.	1.3%
UGI Corp.	1.1%
Massey Energy Co.	1.1%
Lennox International, Inc.	1.0%
Shaw Group, Inc.	1.0%

S&P SmallCap 600/Citigroup Value Index - Composition
% of Index

Financial	25%
Industrial	22%
Consumer Cyclical	13%
Consumer Non-Cyclical	12%
Utilities	9%
Technology	8%
Basic Materials	4%
Energy	4%
Communications	3%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks (100.1%)
	Shares	Value

4Kids Entertainment, Inc.* (Media)	1,656	$21,776
A.M. Castle & Co. (Metal Fabricate/Hardware)	2,070	56,283
Aaron Rents, Inc. (Commercial Services)	2,484	47,792
ABM Industries, Inc. (Commercial Services)	5,382	109,739
Acadia Realty Trust (REIT)	3,933	100,724
Actel Corp.* (Semiconductors)	3,105	42,414
Acuity Brands, Inc. (Miscellaneous Manufacturing)	5,175	232,875
Adaptec, Inc.* (Telecommunications)	14,697	49,676
Administaff, Inc. (Commercial Services)	2,898	81,955
Advanced Energy Industries, Inc.* (Electrical Components & Equipment)	4,347	56,859
Agilysys, Inc. (Computers)	3,312	50,077
Alabama National BanCorp (Banks)	1,242	96,640
Albany International Corp.—Class A (Machinery-Diversified)	2,070	76,797
ALLETE, Inc. (Electric)	3,105	122,896
Alliance One International, Inc.* (Agriculture)	10,764	43,809
Allscripts Healthcare Solutions, Inc.* (Software)	3,726	72,359
Alpharma, Inc.—Class A* (Pharmaceuticals)	5,382	108,447
AMCOL International Corp. (Mining)	1,035	37,291
American States Water Co. (Water)	2,070	77,998
AMERIGROUP Corp.* (Healthcare-Services)	4,347	158,448
Analogic Corp. (Electronics)	1,035	70,090
Anchor BanCorp Wisconsin, Inc. (Savings & Loans)	2,070	48,686
Angelica Corp. (Textiles)	1,242	23,722
Anixter International, Inc.* (Telecommunications)	2,277	141,789
Apogee Enterprises, Inc. (Building Materials)	3,519	60,210
Applied Industrial Technologies, Inc. (Machinery-Diversified)	4,554	132,157
Applied Signal Technology, Inc. (Telecommunications)	1,449	19,677
AptarGroup, Inc. (Miscellaneous Manufacturing)	3,933	160,899
Arch Chemicals, Inc. (Chemicals)	3,105	114,109
Arctic Cat, Inc. (Leisure Time)	1,449	17,301
Arkansas Best Corp. (Transportation)	3,105	68,124
ArQule, Inc.* (Biotechnology)	2,691	15,608
Arris Group, Inc.* (Telecommunications)	16,767	167,335
ArthroCare Corp.* (Healthcare-Products)	1,449	69,624
Astec Industries, Inc.* (Machinery-Construction & Mining)	1,449	53,888
ATMI, Inc.* (Semiconductors)	2,484	80,109
Atmos Energy Corp. (Gas)	10,971	307,627
Atwood Oceanics, Inc.* (Oil & Gas)	1,656	165,997
Audiovox Corp.—Class A* (Telecommunications)	2,277	28,235
Avid Technology, Inc.* (Software)	1,863	52,797
Avista Corp. (Electric)	6,417	138,222
Axcelis Technologies, Inc.* (Semiconductors)	12,420	57,132
Baldor Electric Co. (Hand/Machine Tools)	3,726	125,417
Bank Mutual Corp. (Banks)	6,417	67,828
BankAtlantic Bancorp, Inc.—Class A (Savings & Loans)	5,175	21,218
BankUnited Financial Corp.—Class A (Savings & Loans)	3,726	25,709
Barnes Group, Inc. (Miscellaneous Manufacturing)	5,589	186,617
Bassett Furniture Industries, Inc. (Home Furnishings)	1,449	13,534
Bel Fuse, Inc.—Class B (Electronics)	621	18,177
Belden, Inc. (Electrical Components & Equipment)	5,589	248,710
Bell Microproducts, Inc.* (Distribution/Wholesale)	3,726	22,393
Benchmark Electronics, Inc.* (Electronics)	8,694	154,145
Big 5 Sporting Goods Corp. (Retail)	2,691	38,804
Biolase Technology, Inc.* (Healthcare-Products)	1,242	2,931
BioMed Realty Trust, Inc. (REIT)	8,073	187,051
Black Box Corp. (Telecommunications)	2,070	74,872
Blue Coat Systems, Inc.* (Internet)	2,691	88,453
Blue Nile, Inc.* (Internet)	828	56,354
Boston Private Financial Holdings, Inc. (Banks)	2,277	61,661
Bowne & Co., Inc. (Commercial Services)	2,070	36,432
Brady Corp.—Class A (Electronics)	2,898	101,691
Briggs & Stratton Corp. (Machinery-Diversified)	6,003	136,028
Bristow Group, Inc.* (Transportation)	1,242	70,359
Brookline Bancorp, Inc. (Savings & Loans)	7,245	73,609
Brooks Automation, Inc.* (Semiconductors)	8,694	114,848
Brown Shoe Co., Inc. (Retail)	5,382	81,645
Buckeye Technologies, Inc.* (Forest Products & Paper)	4,761	59,513
Buffalo Wild Wings, Inc.* (Retail)	1,035	24,033
Building Materials Holding Corp. (Distribution/Wholesale)	3,519	19,460
C&D Technologies, Inc.* (Electrical Components & Equipment)	3,105	20,524
Cabela’s, Inc.* (Retail)	4,761	71,748

See accompanying notes to the financial statements.
72

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Cabot Microelectronics Corp.* (Chemicals)	1,242	$44,600
California Pizza Kitchen, Inc.* (Retail)	1,242	19,338
Cambrex Corp. (Biotechnology)	3,519	29,489
Captaris, Inc.* (Software)	3,312	14,308
Caraustar Industries, Inc.* (Forest Products & Paper)	3,519	10,874
Cascade Bancorp (Banks)	1,242	17,289
Cascade Corp. (Machinery-Diversified)	621	28,852
Casey’s General Stores, Inc. (Retail)	3,312	98,068
Cash America International, Inc. (Retail)	1,656	53,489
Catapult Communications Corp.* (Computers)	414	3,126
CDI Corp. (Commercial Services)	1,656	40,175
Centene Corp.* (Healthcare-Services)	3,105	85,201
Central Garden & Pet Co.—Class A* (Household Products/Wares)	8,694	46,600
Central Pacific Financial Corp. (Banks)	3,726	68,782
Central Vermont Public Service Corp. (Electric)	1,242	38,303
Century Aluminum Co.* (Mining)	2,277	122,821
CH Energy Group, Inc. (Electric)	1,656	73,758
Champion Enterprises, Inc.* (Home Builders)	9,522	89,697
Charlotte Russe Holding, Inc.* (Retail)	1,242	20,058
Checkpoint Systems, Inc.* (Electronics)	3,105	80,668
Chemed Corp. (Commercial Services)	1,242	69,403
Chesapeake Corp. (Packaging & Containers)	2,484	12,892
Ciber, Inc.* (Computers)	6,624	40,473
CKE Restaurants, Inc. (Retail)	6,624	87,437
Clarcor, Inc. (Miscellaneous Manufacturing)	2,898	110,037
Cleco Corp. (Electric)	7,245	201,411
Coachmen Industries, Inc. (Home Builders)	1,863	11,085
Cognex Corp. (Machinery-Diversified)	5,382	108,447
Cohu, Inc. (Semiconductors)	2,898	44,339
Colonial Properties Trust (REIT)	5,796	131,163
Columbia Banking System, Inc. (Banks)	2,277	67,695
Community Bank System, Inc. (Banks)	3,726	74,036
CONMED Corp.* (Healthcare-Products)	2,277	52,621
Consolidated Graphics, Inc.* (Commercial Services)	828	39,595
Corus Bankshares, Inc. (Banks)	3,933	41,965
CPI Corp. (Commercial Services)	621	14,625
Cross Country Healthcare, Inc.* (Commercial Services)	3,933	56,006
CryoLife, Inc.* (Biotechnology)	2,277	18,102
CTS Corp. (Electronics)	4,347	43,166
Cubic Corp. (Electronics)	828	32,458
Cyberonics, Inc.* (Healthcare-Products)	1,449	19,069
CyberSource Corp.* (Internet)	3,933	69,889
Cymer, Inc.* (Electronics)	2,277	88,644
Datascope Corp. (Healthcare-Products)	1,656	60,278
Delphi Financial Group, Inc.—Class A (Insurance)	1,656	58,424
DiamondRock Hospitality Co. (REIT)	11,592	173,648
Digi International, Inc.* (Software)	1,656	23,499
Dime Community Bancshares, Inc. (Savings & Loans)	3,105	39,651
Ditech Networks, Inc.* (Telecommunications)	3,105	10,774
Downey Financial Corp. (Savings & Loans)	2,277	70,837
DSP Group, Inc.* (Semiconductors)	2,070	25,254
East West Bancorp, Inc. (Banks)	2,898	70,219
EastGroup Properties, Inc. (REIT)	2,898	121,281
El Paso Electric Co.* (Electric)	3,519	89,981
Electro Scientific Industries, Inc.* (Electronics)	3,312	65,743
EMCOR Group, Inc.* (Engineering & Construction)	7,866	185,874
EnPro Industries, Inc.* (Miscellaneous Manufacturing)	1,242	38,067
Entertainment Properties Trust (REIT)	3,519	165,393
Enzo Biochem, Inc.* (Biotechnology)	2,484	31,646
Essex Property Trust, Inc. (REIT)	3,105	302,706
Esterline Technologies Corp.* (Aerospace/Defense)	2,070	107,122
Ethan Allen Interiors, Inc. (Home Furnishings)	3,726	106,191
Exar Corp.* (Semiconductors)	6,003	47,844
Extra Space Storage, Inc. (REIT)	6,003	85,783
FEI Co.* (Electronics)	4,347	107,936
Financial Federal Corp. (Diversified Financial Services)	3,105	69,210
First BanCorp (Banks)	9,315	67,906
First Commonwealth Financial Corp. (Banks)	7,866	83,773
First Financial Bancorp (Banks)	3,726	42,476
First Midwest Bancorp, Inc. (Banks)	6,003	183,692
FirstFed Financial Corp.* (Savings & Loans)	1,656	59,318
Flagstar Bancorp, Inc. (Savings & Loans)	4,554	31,741
Fleetwood Enterprises, Inc.* (Home Builders)	7,866	47,039
Flowers Foods, Inc. (Food)	2,691	62,996
Forestar Real Estate Group, Inc.* (Real Estate)	2,277	53,714
Franklin Bank Corp. Houston* (Savings & Loans)	3,105	13,383
Fred’s, Inc. (Retail)	4,968	47,842
Frontier Airlines Holdings, Inc.* (Airlines)	4,554	23,954
Frontier Financial Corp. (Banks)	5,175	96,100
Fuller (H.B.) Co. (Chemicals)	7,245	162,650
G & K Services, Inc. (Textiles)	2,484	93,200
Gardner Denver, Inc.* (Machinery-Diversified)	2,484	81,972
GenCorp, Inc.* (Aerospace/Defense)	4,968	57,927
General Communication, Inc.—Class A* (Telecommunications)	2,070	18,113
Genesco, Inc.* (Retail)	1,035	39,123
Gentiva Health Services, Inc.* (Healthcare-Services)	3,312	63,060
Georgia Gulf Corp. (Chemicals)	4,140	27,407
Gerber Scientific, Inc.* (Machinery-Diversified)	2,898	31,298
Gevity HR, Inc. (Commercial Services)	2,898	22,286
Gibraltar Industries, Inc. (Iron/Steel)	3,726	57,455
Glacier Bancorp, Inc. (Banks)	3,519	65,946
Greatbatch, Inc.* (Electrical Components & Equipment)	1,242	24,828
Griffon Corp.* (Miscellaneous Manufacturing)	3,312	41,234
Group 1 Automotive, Inc. (Retail)	2,691	63,911
Guaranty Financial Group, Inc.* (Savings & Loans)	5,175	82,800
Gulf Island Fabrication, Inc. (Oil & Gas Services)	621	19,692
Hancock Holding Co. (Banks)	1,863	71,167
Hanmi Financial Corp. (Banks)	4,761	41,040
Harmonic, Inc.* (Telecommunications)	11,385	119,315
Haverty Furniture Cos., Inc. (Retail)	2,691	24,192
Healthcare Services Group, Inc. (Commercial Services)	2,484	52,611
Heidrick & Struggles International, Inc. (Commercial Services)	2,070	76,818
Hilb, Rogal, and Hobbs Co. (Insurance)	1,656	67,184
Hooper Holmes, Inc.* (Commercial Services)	8,280	14,242
Hot Topic, Inc.* (Retail)	2,277	13,252
Hub Group, Inc.—Class A* (Transportation)	2,484	66,025
Hutchinson Technology, Inc.* (Computers)	1,449	38,138
Iconix Brand Group, Inc.* (Apparel)	4,968	97,671
IHOP Corp. (Retail)	1,035	37,860
Independent Bank Corp. (Banks)	2,484	23,598
Informatica Corp.* (Software)	6,417	115,634
Inland Real Estate Corp. (REIT)	7,038	99,658
Insight Enterprises, Inc.* (Retail)	6,003	109,495
Insituform Technologies, Inc.—Class A* (Engineering & Construction)	3,312	49,018
Interface, Inc.—Class A (Office Furnishings)	4,554	74,321
Invacare Corp. (Healthcare-Products)	3,933	99,112
Investment Technology Group, Inc.* (Diversified Financial Services)	2,070	98,511
ION Geophysical Corp.* (Oil & Gas Services)	6,624	104,527
Irwin Financial Corp. (Banks)	2,277	16,736
Itron, Inc.* (Electronics)	1,449	139,061
J & J Snack Foods Corp. (Food)	828	25,900

See accompanying notes to the financial statements.
73

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Jack in the Box, Inc.* (Retail)	2,691	$69,347
JAKKS Pacific, Inc.* (Toys/Games/Hobbies)	1,656	39,098
JDA Software Group, Inc.* (Software)	2,070	42,352
Jo-Ann Stores, Inc.* (Retail)	3,105	40,613
Kaman Corp. (Aerospace/Defense)	3,105	114,295
Kaydon Corp. (Metal Fabricate/Hardware)	1,863	101,608
Keithley Instruments, Inc. (Electronics)	1,656	16,030
Kellwood Co. (Apparel)	3,105	51,667
Kilroy Realty Corp. (REIT)	3,933	216,158
Kirby Corp.* (Transportation)	2,691	125,078
Kite Realty Group Trust (REIT)	3,519	53,735
Kopin Corp.* (Semiconductors)	5,382	17,007
Kulicke & Soffa Industries, Inc.* (Semiconductors)	6,417	44,021
La-Z-Boy, Inc. (Home Furnishings)	6,210	49,245
LaBranche & Co., Inc.* (Diversified Financial Services)	6,624	33,385
Laclede Group, Inc. (Gas)	2,691	92,140
Lance, Inc. (Food)	3,726	76,085
LandAmerica Financial Group, Inc. (Insurance)	1,863	62,317
Landry’s Restaurants, Inc. (Retail)	1,449	28,545
Lawson Products, Inc. (Metal Fabricate/Hardware)	414	15,699
Lennox International, Inc. (Building Materials)	7,866	325,810
Lexington Corporate Properties Trust (REIT)	7,866	114,372
Libbey, Inc. (Housewares)	1,863	29,510
Lindsay Manufacturing Co. (Machinery-Diversified)	621	43,898
Lithia Motors, Inc.—Class A (Retail)	1,863	25,579
Littelfuse, Inc.* (Electrical Components & Equipment)	1,449	47,759
Live Nation, Inc.* (Commercial Services)	8,901	129,243
Longs Drug Stores Corp. (Retail)	3,933	184,851
LTC Properties, Inc. (REIT)	2,484	62,224
Lufkin Industries, Inc. (Oil & Gas Services)	828	47,436
Lydall, Inc.* (Miscellaneous Manufacturing)	2,070	21,776
M/I Schottenstein Homes, Inc. (Home Builders)	1,449	15,215
MagneTek, Inc.* (Electrical Components & Equipment)	2,484	10,632
Maidenform Brands, Inc.* (Apparel)	2,277	30,808
Manhattan Associates, Inc.* (Computers)	1,242	32,739
ManTech International Corp.—Class A* (Software)	1,035	45,354
Marcus Corp. (Lodging)	2,691	41,576
MarineMax, Inc.* (Retail)	2,277	35,294
Massey Energy Co. (Coal)	9,729	347,812
Material Sciences Corp.* (Iron/Steel)	1,449	10,766
Matria Healthcare, Inc.* (Healthcare-Services)	2,691	63,965
Matrix Service Co.* (Oil & Gas Services)	1,863	40,651
MAXIMUS, Inc. (Commercial Services)	1,242	47,954
MedCath Corp.* (Healthcare-Services)	1,656	40,671
Medical Properties Trust, Inc. (REIT)	6,210	63,280
Mentor Corp. (Healthcare-Products)	1,863	72,843
Mercury Computer Systems, Inc.* (Computers)	1,656	26,678
Meridian Bioscience, Inc. (Healthcare-Products)	1,863	56,039
Mesa Air Group, Inc.* (Airlines)	3,519	10,874
Methode Electronics, Inc. (Electronics)	4,554	74,868
Micrel, Inc. (Semiconductors)	6,624	55,973
Microsemi Corp.* (Semiconductors)	4,968	109,992
Mid-America Apartment Communities, Inc. (REIT)	3,105	132,739
Midas, Inc.* (Commercial Services)	1,242	18,208
MKS Instruments, Inc.* (Semiconductors)	6,003	114,897
Mobile Mini, Inc.* (Storage/Warehousing)	1,863	34,540
Monaco Coach Corp. (Home Builders)	3,726	33,087
Moog, Inc.—Class A* (Aerospace/Defense)	2,484	113,792
Movado Group, Inc. (Retail)	1,449	36,645
MTS Systems Corp. (Computers)	1,035	44,163
Mueller Industries, Inc. (Metal Fabricate/Hardware)	4,554	132,020
Multimedia Games, Inc.* (Leisure Time)	1,449	12,085
Myers Industries, Inc. (Miscellaneous Manufacturing)	1,656	23,962
Napster, Inc.* (Software)	4,140	8,156
Nash Finch Co. (Food)	1,656	58,424
NATCO Group, Inc.—Class A* (Oil & Gas Services)	1,035	56,045
National Presto Industries, Inc. (Housewares)	621	32,702
National Retail Properties, Inc. (REIT)	8,694	203,266
NCI Building Systems, Inc.* (Building Materials)	2,484	71,514
Neenah Paper, Inc. (Forest Products & Paper)	1,863	54,306
Network Equipment Technologies, Inc.* (Telecommunications)	2,277	19,172
New Jersey Resources Corp. (Gas)	3,312	165,666
Newport Corp.* (Electronics)	4,554	58,246
Northwest Natural Gas Co. (Gas)	3,312	161,162
Novatel Wireless, Inc.* (Telecommunications)	3,933	63,715
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	1,449	20,112
O’Charley’s, Inc. (Retail)	2,691	40,311
Odyssey Healthcare, Inc.* (Healthcare-Services)	2,277	25,184
Old Dominion Freight Line, Inc.* (Transportation)	1,449	33,486
OM Group, Inc.* (Chemicals)	3,726	214,394
Omnicell, Inc.* (Software)	2,484	66,894
Omnova Solutions, Inc.* (Chemicals)	5,175	22,822
On Assignment, Inc.* (Commercial Services)	4,347	30,472
Osteotech, Inc.* (Healthcare-Products)	2,070	16,187
Owens & Minor, Inc. (Distribution/Wholesale)	4,968	210,792
Oxford Industries, Inc. (Apparel)	1,863	48,010
PAREXEL International Corp.* (Commercial Services)	2,070	99,981
Park Electrochemical Corp. (Electronics)	2,484	70,148
Parkway Properties, Inc. (REIT)	1,863	68,894
Patriot Coal Corp.* (Coal)	1,242	51,841
PC-Tel, Inc.* (Internet)	2,691	18,460
Peet’s Coffee & Tea, Inc.* (Beverages)	828	24,070
Penford Corp. (Chemicals)	1,449	37,080
Perficient, Inc.* (Internet)	1,863	29,324
Performance Food Group Co.* (Food)	4,347	116,804
Pericom Semiconductor Corp.* (Semiconductors)	2,070	38,709
Phase Forward, Inc.* (Software)	3,312	72,036
Phoenix Technologies, Ltd.* (Software)	2,070	26,662
Photon Dynamics, Inc.* (Electronics)	2,070	17,181
Photronics, Inc.* (Semiconductors)	5,175	64,532
Piedmont Natural Gas Co., Inc. (Gas)	9,108	238,265
Pinnacle Entertainment, Inc.* (Entertainment)	7,245	170,692
Pioneer Drilling Co.* (Oil & Gas)	2,898	34,428
Piper Jaffray* (Diversified Financial Services)	2,070	95,882
Planar Systems, Inc.* (Electronics)	1,449	9,274
Plexus Corp.* (Electronics)	3,726	97,845
PolyOne Corp.* (Chemicals)	11,385	74,913
Presidential Life Corp. (Insurance)	2,691	47,119
ProAssurance Corp.* (Insurance)	1,449	79,579
Progress Software Corp.* (Software)	2,070	69,718
Prosperity Bancshares, Inc. (Banks)	2,484	73,005
Provident Bankshares Corp. (Banks)	3,933	84,127
PS Business Parks, Inc. (REIT)	1,863	97,901
PSS World Medical, Inc.* (Healthcare-Products)	2,691	52,663
Quaker Chemical Corp. (Chemicals)	1,242	27,287
Quiksilver, Inc.* (Apparel)	4,554	39,073
Radiant Systems, Inc.* (Computers)	2,070	35,666
Radio One, Inc.—Class D* (Media)	4,554	10,793
RadiSys Corp.* (Computers)	1,656	22,190
Ralcorp Holdings, Inc.* (Food)	1,035	62,918
RC2 Corp.* (Toys/Games/Hobbies)	828	23,242
Red Robin Gourmet Burgers, Inc.* (Retail)	828	26,488
Regal-Beloit Corp. (Hand/Machine Tools)	3,933	176,788
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	4,140	99,981
RehabCare Group, Inc.* (Healthcare-Services)	2,070	46,699
Res-Care, Inc.* (Healthcare-Services)	3,105	78,122
Rewards Network, Inc.* (Commercial Services)	1,449	7,202
RLI Corp. (Insurance)	1,035	58,778
Robbins & Myers, Inc. (Machinery-Diversified)	1,449	109,588

See accompanying notes to the financial statements.
74

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Rock-Tenn Co.—Class A (Forest Products & Paper)	4,140	$105,197
Rogers Corp.* (Electronics)	1,035	44,888
RTI International Metals, Inc.* (Mining)	1,449	99,880
Rudolph Technologies, Inc.* (Semiconductors)	3,519	39,835
Russ Berrie and Co., Inc.* (Household Products/Wares)	2,070	33,865
Ruth’s Chris Steak House, Inc.* (Retail)	1,242	11,103
Safety Insurance Group, Inc. (Insurance)	2,070	75,803
Salix Pharmaceuticals, Ltd.* (Pharmaceuticals)	2,484	19,574
Sanderson Farms, Inc. (Food)	828	27,970
Savient Pharmaceuticals, Inc.* (Biotechnology)	2,898	66,567
School Specialty, Inc.* (Retail)	2,070	71,519
Schulman (A.), Inc. (Chemicals)	3,312	71,374
Schweitzer-Mauduit International, Inc. (Forest Products & Paper)	1,863	48,270
SCPIE Holdings, Inc.* (Insurance)	1,035	28,431
SEACOR SMIT, Inc.* (Oil & Gas Services)	1,242	115,183
Selective Insurance Group, Inc. (Insurance)	6,417	147,527
Senior Housing Properties Trust (REIT)	10,764	244,128
Shaw Group, Inc.* (Engineering & Construction)	5,382	325,288
SI International, Inc.* (Computers)	621	17,059
Signature Bank* (Banks)	1,656	55,890
Skechers U.S.A., Inc.—Class A* (Apparel)	2,484	48,463
Skyline Corp. (Home Builders)	828	24,302
SkyWest, Inc. (Airlines)	3,105	83,369
Skyworks Solutions, Inc.* (Semiconductors)	14,076	119,646
Smith Corp. (Miscellaneous Manufacturing)	2,691	94,320
Sonic Automotive, Inc. (Retail)	3,726	72,135
South Financial Group, Inc. (Banks)	8,901	139,123
South Jersey Industries, Inc. (Gas)	3,519	127,001
Southern Union Co. (Gas)	14,697	431,504
Southwest Gas Corp. (Gas)	5,175	154,060
Sovran Self Storage, Inc. (REIT)	2,691	107,909
Spartan Motors, Inc. (Auto Parts & Equipment)	2,484	18,978
Spartan Stores, Inc. (Food)	2,691	61,489
Spectrum Brands, Inc.* (Household Products/Wares)	4,968	26,479
Spherion Corp.* (Commercial Services)	6,831	49,730
Standard Microsystems Corp.* (Semiconductors)	1,656	64,700
Standard Motor Products, Inc. (Auto Parts & Equipment)	1,449	11,824
Standex International Corp. (Miscellaneous Manufacturing)	1,449	25,285
StarTek, Inc.* (Commercial Services)	1,449	13,490
Stein Mart, Inc. (Retail)	3,105	14,718
Sterling Bancorp (Banks)	2,277	31,058
Sterling Bancshares, Inc. (Banks)	8,901	99,335
Sterling Financial Corp. (Savings & Loans)	6,210	104,266
Stewart Information Services Corp. (Insurance)	2,277	59,407
Stone Energy Corp.* (Oil & Gas)	2,070	97,104
Sturm, Ruger & Co., Inc.* (Miscellaneous Manufacturing)	1,863	15,426
Superior Industries International, Inc. (Auto Parts & Equipment)	2,898	52,657
Supertex, Inc.* (Semiconductors)	828	25,908
Susquehanna Bancshares, Inc. (Banks)	10,350	190,854
Swift Energy Co.* (Oil & Gas)	1,242	54,785
SWS Group, Inc. (Diversified Financial Services)	2,691	34,095
Sykes Enterprises, Inc.* (Computers)	2,484	44,712
Symmetricom, Inc.* (Telecommunications)	5,589	26,324
Symmetry Medical, Inc.* (Healthcare-Products)	1,449	25,256
Synaptics, Inc.* (Computers)	1,449	59,641
SYNNEX Corp.* (Software)	2,070	40,572
Take-Two Interactive Software, Inc.* (Software)	4,140	76,383
Tanger Factory Outlet Centers, Inc. (REIT)	3,726	140,507
Technitrol, Inc. (Electronics)	4,968	141,985
Tetra Tech, Inc.* (Environmental Control)	4,347	93,460
TETRA Technologies, Inc.* (Oil & Gas Services)	2,898	45,122
Texas Industries, Inc. (Building Materials)	2,070	145,107
Texas Roadhouse, Inc.—Class A* (Retail)	2,691	29,762
The Andersons, Inc. (Agriculture)	1,242	55,642
The Cato Corp.—Class A (Retail)	3,726	58,349
The Children’s Place Retail Stores, Inc.* (Retail)	828	21,470
The Finish Line, Inc.—Class A (Retail)	5,175	12,524
The Great Atlantic & Pacific Tea Co., Inc.* (Food)	2,898	90,794
The Hain Celestial Group, Inc.* (Food)	2,484	79,488
The Knot, Inc.* (Internet)	1,449	23,097
The Men’s Wearhouse, Inc. (Retail)	2,898	78,188
The Nautilus Group, Inc. (Leisure Time)	3,933	19,075
The Navigators Group, Inc.* (Insurance)	828	53,820
The Pep Boys-Manny, Moe & Jack (Retail)	4,968	57,033
The Standard Register Co. (Household Products/Wares)	1,449	16,895
The Steak n Shake Co.* (Retail)	3,519	38,357
Theragenics Corp.* (Pharmaceuticals)	4,140	14,821
THQ, Inc.* (Software)	3,726	105,036
Tollgrade Communications, Inc.* (Telecommunications)	1,656	13,281
Tower Group, Inc. (Insurance)	1,242	41,483
Tredegar Corp. (Miscellaneous Manufacturing)	2,898	46,600
TreeHouse Foods, Inc.* (Food)	3,726	85,661
Triad Guaranty, Inc.* (Insurance)	1,449	14,200
Triarc Cos., Inc. (Retail)	7,659	67,093
Triumph Group, Inc. (Aerospace/Defense)	1,242	102,279
Tronox, Inc.—Class B (Chemicals)	4,968	42,973
TrueBlue, Inc.* (Commercial Services)	2,484	35,968
TrustCo Bank Corp. NY (Banks)	9,108	90,351
TTM Technologies, Inc.* (Electronics)	2,691	31,377
Tuesday Morning Corp. (Retail)	3,726	18,891
Tween Brands, Inc.* (Retail)	1,449	38,370
UGI Corp. (Gas)	13,041	355,367
UIL Holdings Corp. (Electric)	3,105	114,730
Ultratech Stepper, Inc.* (Semiconductors)	2,898	32,863
UMB Financial Corp. (Banks)	3,312	127,048
Umpqua Holdings Corp. (Banks)	7,245	111,138
UniFirst Corp. (Textiles)	1,656	62,928
Unisource Energy Corp. (Electric)	4,347	137,148
United Bankshares, Inc. (Banks)	4,761	133,403
United Community Banks, Inc. (Banks)	4,968	78,494
United Fire & Casualty Co. (Insurance)	2,691	78,281
United Stationers, Inc.* (Distribution/Wholesale)	3,105	143,482
Universal Electronics, Inc.* (Home Furnishings)	828	27,688
Universal Forest Products, Inc. (Building Materials)	2,277	67,080
Valmont Industries, Inc. (Metal Fabricate/Hardware)	1,035	92,239
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	5,382	199,134
Veeco Instruments, Inc.* (Semiconductors)	3,933	65,681
Viad Corp. (Commercial Services)	2,484	78,445
Vicor Corp. (Electrical Components & Equipment)	1,656	25,817
ViroPharma, Inc.* (Pharmaceuticals)	4,347	34,515
Vital Signs, Inc. (Healthcare-Products)	414	21,164
Volt Information Sciences, Inc.* (Commercial Services)	1,656	30,239
W-H Energy Services, Inc.* (Oil & Gas Services)	1,242	69,813
Wabash National Corp. (Auto Manufacturers)	3,726	28,653
Watsco, Inc. (Distribution/Wholesale)	3,105	114,140
Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	1,863	86,462
Watts Water Technologies, Inc.—Class A (Electronics)	3,933	117,203
Wausau-Mosinee Paper Corp. (Forest Products & Paper)	6,210	55,828
WD-40 Co. (Household Products/Wares)	1,035	39,299

See accompanying notes to the financial statements.
75

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Whitney Holding Corp. (Banks)	8,280	$216,522
Winnebago Industries, Inc. (Home Builders)	1,242	26,107
Wintrust Financial Corp. (Banks)	1,449	48,005
Wolverine World Wide, Inc. (Apparel)	2,484	60,908
Woodward Governor Co. (Electronics)	1,863	126,591
World Fuel Services Corp. (Retail)	1,449	42,064
X-Rite, Inc.* (Electronics)	3,519	40,891
Zale Corp.* (Retail)	5,382	86,435
Zep, Inc.* (Chemicals)	1,242	17,227

TOTAL COMMON STOCKS
(Cost $25,842,306)		31,997,035

TOTAL INVESTMENT SECURITIES
(Cost $25,842,306)—100.1%		31,997,035
Net other assets (liabilities)—(0.1)%		(27,046)

NET ASSETS—100.0%		$31,969,989

*	Non-income producing security

ProFund VP Small-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Aerospace/Defense	1.6%
Agriculture	0.3%
Airlines	0.4%
Apparel	1.3%
Auto Manufacturers	0.1%
Auto Parts & Equipment	0.3%
Banks	8.5%
Beverages	0.1%
Biotechnology	0.8%
Building Materials	2.1%
Chemicals	2.7%
Coal	1.3%
Commercial Services	4.0%
Computers	1.3%
Distribution/Wholesale	1.7%
Diversified Financial Services	1.0%
Electric	2.8%
Electrical Components & Equipment	1.5%
Electronics	5.4%
Engineering & Construction	1.8%
Entertainment	0.5%
Environmental Control	0.3%
Food	2.4%
Forest Products & Paper	1.1%
Gas	6.4%
Hand/Machine Tools	1.0%
Healthcare-Products	1.9%
Healthcare-Services	1.7%
Home Builders	0.7%
Home Furnishings	0.6%
Household Products/Wares	0.5%
Housewares	0.2%
Insurance	2.6%
Internet	1.0%
Iron/Steel	0.2%
Leisure Time	0.2%
Lodging	0.1%
Machinery-Construction & Mining	0.2%
Machinery-Diversified	2.2%
Media	0.1%
Metal Fabricate/Hardware	1.3%
Mining	0.8%
Miscellaneous Manufacturing	3.0%
Office Furnishings	0.2%
Oil & Gas	1.1%
Oil & Gas Services	1.5%
Packaging & Containers	NM
Pharmaceuticals	0.6%
REIT	8.9%
Real Estate	0.2%
Retail	6.3%
Savings & Loans	1.8%
Semiconductors	4.5%
Software .	2.4%
Storage/Warehousing	0.1%
Telecommunications	2.4%
Textiles	0.6%
Toys/Games/Hobbies	0.2%
Transportation	1.1%
Water	0.2%
Other**	(0.1)%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.
76

PROFUNDS VP
ProFund VP Small-Cap Value

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $25,842,306)	$31,997,035
Dividends and interest receivable	73,345
Receivable for capital shares issued	294
Receivable for investments sold	578,392
Prepaid expenses	178

Total Assets	32,649,244

Liabilities:
Cash overdraft	206,668
Payable for investments purchased	269,233
Payable for capital shares redeemed	150,778
Advisory fees payable	14,757
Management services fees payable	1,968
Administration fees payable	848
Administrative services fees payable	9,363
Distribution fees payable	7,423
Trustee fees payable	5
Transfer agency fees payable	1,968
Fund accounting fees payable	1,309
Compliance services fees payable	725
Other accrued expenses	14,210

Total Liabilities	679,255

Net Assets	$31,969,989

Net Assets consist of:
Capital	$27,840,678

Accumulated net realized gains (losses) on investments	(2,025,418)
Net unrealized appreciation (depreciation) on investments	6,154,729

Net Assets	$31,969,989

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,109,566

Net Asset Value (offering and redemption price per share)	$28.81

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$702,096
Interest	8,689

Total Investment Income	710,785

Expenses:
Advisory fees	376,054
Management services fees	75,211
Administration fees	15,688
Transfer agency fees	16,843
Administrative services fees	170,359
Distribution fees	125,351
Custody fees	46,008
Fund accounting fees	25,580
Trustee fees	886
Compliance services fees	356
Other fees	30,070

Total Gross Expenses before reductions	882,406
Less Expenses reduced by the Advisor	(65,113)

Total Net Expenses	817,293

Net Investment Income (Loss)	(106,508)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	8,354,632
Net realized gains (losses) on futures contracts	(8,296)
Change in net unrealized appreciation/depreciation on investments	(11,726,926)

Net Realized and Unrealized Gains (Losses) on Investments	(3,380,590)

Change in Net Assets Resulting from Operations	$(3,487,098)

See accompanying notes to the financial statements.
77

PROFUNDS VP
ProFund VP Small-Cap Value

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(106,508)	$(257,611)
Net realized gains (losses) on investments	8,346,336	2,921,635
Change in net unrealized appreciation/depreciation on investments	(11,726,926)	6,987,519

Change in net assets resulting from operations	(3,487,098)	9,651,543

Distributions to Shareholders From:
Net realized gains on investments	(5,688,961)	(3,876,765)

Change in net assets resulting from distributions	(5,688,961)	(3,876,765)

Capital Transactions:
Proceeds from shares issued	166,087,879	375,396,216
Dividends reinvested	5,688,961	3,876,765
Value of shares redeemed	(233,391,118)	(345,106,978)

Change in net assets resulting from capital transactions	(61,614,278)	34,166,003

Change in net assets	(70,790,337)	39,940,781
Net Assets:
Beginning of period	102,760,326	62,819,545

End of period	$31,969,989	$102,760,326

Share Transactions:
Issued	4,530,924	10,490,030
Reinvested	187,260	113,588
Redeemed.	(6,413,107)	(9,709,908)

Change in shares	(1,694,923)	893,710

See accompanying notes to the financial statements.
78

PROFUNDS VP
ProFund VP Small-Cap Value

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$36.64	$32.88	$33.54	$28.97	$21.51

Investment Activities:
Net investment income (loss)(a)	(0.08)	(0.12)	(0.23)	(0.16)	(0.22)
Net realized and unrealized gains (losses) on investments	(2.27)	5.71	1.59	5.92	7.68

Total income (loss) from investment activities	(2.35)	5.59	1.36	5.76	7.46

Distributions to Shareholders From:
Net realized gains on investments	(5.48)	(1.83)	(2.02)	(1.19)	—

Net Asset Value, End of Period	$28.81	$36.64	$32.88	$33.54	$28.97

Total Return	(7.22)%	17.43%	4.00%	20.12%	34.68%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.79%	1.91%	1.95%	2.08%
Net expenses	1.63%	1.75%	1.91%	1.95%	1.98%
Net investment income (loss)	(0.21)%	(0.34)%	(0.69)%	(0.53)%	(0.87)%

Supplemental Data:
Net assets, end of period (000’s)	$31,970	$102,760	$62,820	$179,162	$147,174
Portfolio turnover rate(b)	291%	436%	573%	819%	906%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.
79

ProFund VP Small-Cap Growth

The ProFund VP Small-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Growth Index.1 For the year ended December 31, 2007, the Fund had a total return of 4.06%, compared to a total return of 5.66%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Citigroup Growth Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have growth characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P SmallCap 600/Barra Growth Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were MGI Pharmaceuticals (+120.15%), Flir Systems (+96.67%), and Ansys Inc (+90.66%), while the bottom three performers in this group were Trimble Navigation (+19.22%), Helix Energy Solutions (+32.29%), and Cabot Oil & Gas (+33.54%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Growth from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Small-Cap Growth	5/1/02	4.06%	14.37%	7.69%	1.71%	1.63%

S&P SmallCap 600/Citigroup Growth Index[4]	5/1/02	5.66%	16.43%	10.04%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P SmallCap 600/Barra Growth Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
31.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4 The S&P SmallCap 600/Barra Growth Index represents performance from May 1, 2002 to December 16, 2005 and the S&P SmallCap 600/Citigroup Growth Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Small-Cap Growth

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Small-Cap Growth seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P SmallCap 600/Citigroup Growth Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Respironics, Inc.	1.9%
FLIR Systems, Inc.	1.6%
Cabot Oil & Gas Corp.	1.5%
Helix Energy Solutions Group, Inc.	1.4%
Trimble Navigation, Ltd.	1.4%

S&P SmallCap 600/Citigroup Growth Index - Composition
% of Index

Consumer Non-Cyclical	27%
Industrial	20%
Consumer Cyclical	15%
Energy	12%
Technology	12%
Financial	8%
Communications	5%
Basic Materials	1%

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2007

Common Stocks (100.3%)
	Shares	Value

A.S.V., Inc.* (Auto Manufacturers)	2,976	$41,218
AAR Corp.* (Aerospace/Defense)	5,580	212,207
Aaron Rents, Inc. (Commercial Services)	5,208	100,202
Alabama National BanCorp (Banks)	744	57,891
Albany International Corp.—Class A (Machinery-Diversified)	1,488	55,205
Allscripts Healthcare Solutions, Inc.* (Software)	3,720	72,242
AMCOL International Corp. (Mining)	2,232	80,419
Amedisys, Inc.* (Healthcare-Services)	4,092	198,544
American Medical Systems Holdings, Inc.* (Healthcare-Products)	10,788	155,994
AMERIGROUP Corp.* (Healthcare-Services)	2,604	94,916
AMIS Holdings, Inc.* (Semiconductors)	9,672	96,913
AMN Healthcare Services, Inc.* (Commercial Services)	4,464	76,647
AmSurg Corp.* (Healthcare-Services)	4,836	130,862
Analogic Corp. (Electronics)	744	50,384
Anixter International, Inc.* (Telecommunications)	1,860	115,822
Ansoft Corp.* (Computers)	2,232	57,697
ANSYS, Inc.* (Software)	11,904	493,540
AptarGroup, Inc. (Miscellaneous Manufacturing)	5,580	228,278
Arbitron, Inc. (Commercial Services)	4,092	170,104
ArQule, Inc.* (Biotechnology)	1,860	10,788
ArthroCare Corp.* (Healthcare-Products)	2,232	107,248
Astec Industries, Inc.* (Machinery-Construction & Mining)	1,116	41,504
ATMI, Inc.* (Semiconductors)	1,860	59,985
Atwood Oceanics, Inc.* (Oil & Gas)	1,860	186,446
Avid Technology, Inc.* (Software)	2,976	84,340
Baldor Electric Co. (Hand/Machine Tools)	2,232	75,129
Bankrate, Inc.* (Commercial Services)	1,860	89,447
Basic Energy Services, Inc.* (Oil & Gas Services)	3,348	73,489
Bel Fuse, Inc.—Class B (Electronics)	744	21,777
Biolase Technology, Inc.* (Healthcare-Products)	2,232	5,268
Blackbaud, Inc. (Software)	6,696	187,756
Blue Coat Systems, Inc.* (Internet)	2,604	85,593
Blue Nile, Inc.* (Internet)	1,116	75,955
Boston Beer Co., Inc.—Class A* (Beverages)	1,488	56,023
Boston Private Financial Holdings, Inc. (Banks)	2,976	80,590
Bowne & Co., Inc. (Commercial Services)	1,488	26,189
Bradley Pharmaceuticals, Inc.* (Pharmaceuticals)	1,860	36,642
Brady Corp.—Class A (Electronics)	4,464	156,642
Bright Horizons Family Solutions, Inc.* (Commercial Services)	4,092	141,338
Brightpoint, Inc.* (Distribution/Wholesale)	7,812	119,992
Bristow Group, Inc.* (Transportation)	1,860	105,369
Brush Engineered Materials, Inc.* (Mining)	2,976	110,707
Buffalo Wild Wings, Inc.* (Retail)	744	17,276
Cabot Microelectronics Corp.* (Chemicals)	2,232	80,151
Cabot Oil & Gas Corp. (Oil & Gas)	14,508	585,688
CACI International, Inc.—Class A* (Computers)	4,464	199,853
California Pizza Kitchen, Inc.* (Retail)	2,604	40,544
CARBO Ceramics, Inc. (Oil & Gas Services)	2,976	110,707
Cascade Bancorp (Banks)	2,604	36,248
Cascade Corp. (Machinery-Diversified)	744	34,566
Casey’s General Stores, Inc. (Retail)	3,348	99,134
Cash America International, Inc. (Retail)	2,232	72,094
Catapult Communications Corp.* (Computers)	744	5,617
CEC Entertainment, Inc.* (Retail)	4,464	115,885
Centene Corp.* (Healthcare-Services)	2,604	71,454
Century Aluminum Co.* (Mining)	1,488	80,263
Ceradyne, Inc.* (Miscellaneous Manufacturing)	4,092	192,038
Charlotte Russe Holding, Inc.* (Retail)	2,232	36,047
Chattem, Inc.* (Cosmetics/Personal Care)	2,976	224,807
Checkpoint Systems, Inc.* (Electronics)	2,232	57,987
Chemed Corp. (Commercial Services)	2,232	124,724
Christopher & Banks Corp. (Retail)	5,208	59,632
Clarcor, Inc. (Miscellaneous Manufacturing)	4,092	155,373
Coinstar, Inc.* (Commercial Services)	4,092	115,190
Comtech Telecommunications Corp.* (Telecommunications)	3,720	200,917
Concur Technologies, Inc.* (Software)	6,324	228,992
CONMED Corp.* (Healthcare-Products)	1,488	34,388
Consolidated Graphics, Inc.* (Commercial Services)	744	35,578
Cooper Cos., Inc. (Healthcare-Products)	6,696	254,448
Crocs, Inc.* (Apparel)	12,276	451,880
CryoLife, Inc.* (Biotechnology)	1,116	8,872
Cubic Corp. (Electronics)	1,488	58,330
Curtiss-Wright Corp. (Aerospace/Defense)	6,696	336,139
Cyberonics, Inc.* (Healthcare-Products)	1,488	19,582
CyberSource Corp.* (Internet)	5,580	99,157
Cymer, Inc.* (Electronics)	1,860	72,410
Daktronics, Inc. (Electronics)	5,208	117,545
DealerTrack Holdings, Inc.* (Internet)	4,464	149,410

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Deckers Outdoor Corp.* (Apparel)	1,860	$288,412
Delphi Financial Group, Inc.—Class A (Insurance)	4,464	157,490
Deltic Timber Corp. (Forest Products & Paper)	1,488	76,617
Digi International, Inc.* (Software)	1,860	26,393
Diodes, Inc.* (Semiconductors)	4,836	145,419
Dionex Corp.* (Electronics)	2,976	246,591
Dress Barn, Inc.* (Retail)	6,696	83,767
Drew Industries, Inc.* (Building Materials)	2,604	71,350
Drill-Quip, Inc.* (Oil & Gas Services)	4,092	227,761
DSP Group, Inc.* (Semiconductors)	2,232	27,230
East West Bancorp, Inc. (Banks)	5,952	144,217
El Paso Electric Co.* (Electric)	2,604	66,584
EnPro Industries, Inc.* (Miscellaneous Manufacturing)	1,860	57,009
Enzo Biochem, Inc.* (Biotechnology)	1,488	18,957
Epicor Software Corp.* (Software)	8,928	105,172
EPIQ Systems, Inc.* (Software)	4,092	71,242
Esterline Technologies Corp.* (Aerospace/Defense)	1,860	96,255
Extra Space Storage, Inc. (REIT)	4,092	58,475
FactSet Research Systems, Inc. (Computers)	6,324	352,247
FARO Technologies, Inc.* (Electronics)	2,604	70,777
First Cash Financial Services, Inc.* (Retail)	4,464	65,532
FLIR Systems, Inc.* (Electronics)	20,460	640,398
Flowers Foods, Inc. (Food)	8,184	191,587
Forestar Real Estate Group, Inc.* (Real Estate)	2,604	61,428
Forward Air Corp. (Transportation)	4,464	139,143
Fossil, Inc.* (Household Products/Wares)	7,068	296,715
Fremont General Corp.* (Banks)	10,416	36,456
Gardner Denver, Inc.* (Machinery-Diversified)	4,836	159,588
GenCorp, Inc.* (Aerospace/Defense)	2,232	26,025
General Communication, Inc.—Class A* (Telecommunications)	4,464	39,060
Genesco, Inc.* (Retail)	2,232	84,370
Glacier Bancorp, Inc. (Banks)	3,720	69,713
Greatbatch, Inc.* (Electrical Components & Equipment)	1,860	37,181
Gulf Island Fabrication, Inc. (Oil & Gas Services)	744	23,592
Haemonetics Corp.* (Healthcare-Products)	3,720	234,434
Hancock Holding Co. (Banks)	1,488	56,842
Headwaters, Inc.* (Energy-Alternate Sources)	6,324	74,244
Healthcare Services Group, Inc. (Commercial Services)	3,348	70,911
HealthExtras, Inc.* (Pharmaceuticals)	5,580	145,526
Healthways, Inc.* (Healthcare-Services)	5,208	304,355
Heartland Express, Inc. (Transportation)	8,556	121,324
Helix Energy Solutions Group, Inc.* (Oil & Gas Services)	13,764	571,206
Hibbett Sports, Inc.* (Retail)	4,836	96,623
Hilb, Rogal, and Hobbs Co. (Insurance)	3,720	150,920
Hornbeck Offshore Services, Inc.* (Oil & Gas Services)	3,348	150,493
Hot Topic, Inc.* (Retail)	3,720	21,650
Hub Group, Inc.—Class A* (Transportation)	2,604	69,214
Hutchinson Technology, Inc.* (Computers)	2,232	58,746
Iconix Brand Group, Inc.* (Apparel)	2,232	43,881
ICU Medical, Inc.* (Healthcare-Products)	1,860	66,979
IDEXX Laboratories, Inc.* (Healthcare-Products)	9,300	545,259
IHOP Corp. (Retail)	744	27,216
Immucor, Inc.* (Healthcare-Products)	10,416	354,040
Infinity Property & Casualty Corp. (Insurance)	2,604	94,083
Informatica Corp.* (Software)	5,208	93,848
Infospace, Inc. (Internet)	4,836	90,917
Integra LifeSciences Holdings* (Biotechnology)	2,604	109,186
Interface, Inc.—Class A (Office Furnishings)	2,604	42,497
Intevac, Inc.* (Machinery-Diversified)	3,348	48,680
inVentiv Health, Inc.* (Advertising)	4,836	149,723
Investment Technology Group, Inc.* (Diversified Financial Services)	4,092	194,738
ION Geophysical Corp.* (Oil & Gas Services)	4,464	70,442
Itron, Inc.* (Electronics)	2,604	249,906
J & J Snack Foods Corp. (Food)	1,116	34,908
j2 Global Communications, Inc.* (Internet)	7,440	157,505
Jack in the Box, Inc.* (Retail)	5,952	153,383
JAKKS Pacific, Inc.* (Toys/Games/Hobbies)	2,232	52,698
JDA Software Group, Inc.* (Software)	1,488	30,444
Jos. A. Bank Clothiers, Inc.* (Retail)	2,604	74,084
K-Swiss, Inc.—Class A (Apparel)	4,092	74,065
Kaydon Corp. (Metal Fabricate/Hardware)	1,860	101,444
Kendle International, Inc.* (Commercial Services)	1,860	90,991
Kensey Nash Corp.* (Healthcare-Products)	1,860	55,651
Kirby Corp.* (Transportation)	4,836	224,777
Knight Transportation, Inc. (Transportation)	8,556	126,714
Kopin Corp.* (Semiconductors)	3,720	11,755
Landstar System, Inc. (Transportation)	8,184	344,956
LCA-Vision, Inc. (Healthcare-Products)	2,976	59,431
LHC Group, Inc.* (Healthcare-Services)	2,232	55,755
LifeCell Corp.* (Biotechnology)	4,464	192,443
Lindsay Manufacturing Co. (Machinery-Diversified)	1,116	78,890
Littelfuse, Inc.* (Electrical Components & Equipment)	1,488	49,044
LKQ Corp.* (Distribution/Wholesale)	17,112	359,694
LoJack Corp.* (Electronics)	2,976	50,027
Lufkin Industries, Inc. (Oil & Gas Services)	1,116	63,936
MagneTek, Inc.* (Electrical Components & Equipment)	1,488	6,369
Manhattan Associates, Inc.* (Computers)	2,232	58,836
Mannatech, Inc. (Pharmaceuticals)	2,232	14,106
ManTech International Corp.—Class A* (Software)	1,860	81,505
Martek Biosciences Corp.* (Biotechnology)	4,836	143,049
Matrix Service Co.* (Oil & Gas Services)	1,860	40,585
MAXIMUS, Inc. (Commercial Services)	1,116	43,089
Mentor Corp. (Healthcare-Products)	2,604	101,816
Mercury Computer Systems, Inc.* (Computers)	1,488	23,972
Meridian Bioscience, Inc. (Healthcare-Products)	3,720	111,898
Merit Medical Systems, Inc.* (Healthcare-Products)	4,092	56,879
Meritage Homes Corp.* (Home Builders)	4,092	59,620
MGI Pharma, Inc.* (Pharmaceuticals)	12,276	497,546
Micros Systems, Inc.* (Computers)	6,324	443,692
Microsemi Corp.* (Semiconductors)	5,580	123,541
Midas, Inc.* (Commercial Services)	744	10,907
Mobile Mini, Inc.* (Storage/Warehousing)	2,976	55,175
Molina Healthcare, Inc.* (Healthcare-Services)	2,232	86,378
Monarch Casino & Resort, Inc.* (Lodging)	2,232	53,747
Moog, Inc.—Class A* (Aerospace/Defense)	3,348	153,372
Movado Group, Inc. (Retail)	1,116	28,224
MTS Systems Corp. (Computers)	1,488	63,493
Multimedia Games, Inc.* (Leisure Time)	1,860	15,512
Myers Industries, Inc. (Miscellaneous Manufacturing)	2,232	32,297
Napster, Inc.* (Software)	1,860	3,664
Nara Bancorp, Inc. (Banks)	3,348	39,071
NATCO Group, Inc.—Class A* (Oil & Gas Services)	1,488	80,575
NETGEAR, Inc.* (Telecommunications)	5,208	185,769
Network Equipment Technologies, Inc.* (Telecommunications)	1,116	9,397
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	1,860	25,817
Oceaneering International, Inc.* (Oil & Gas Services)	8,184	551,192
Odyssey Healthcare, Inc.* (Healthcare-Services)	2,232	24,686
Old Dominion Freight Line, Inc.* (Transportation)	2,604	60,178
Omnicell, Inc.* (Software)	2,232	60,108
OptionsXpress Holdings, Inc. (Diversified Financial Services)	6,696	226,459
P.F. Chang’s China Bistro, Inc.* (Retail)	4,092	93,461
Palomar Medical Technologies, Inc.* (Healthcare-Products)	2,604	39,893
Panera Bread Co.—Class A* (Retail)	4,836	173,226

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Papa John’s International, Inc.* (Retail)	2,976	$67,555
PAREXEL International Corp.* (Commercial Services)	1,488	71,870
Patriot Coal Corp.* (Coal)	2,604	108,691
Pediatrix Medical Group, Inc.* (Healthcare-Services)	7,440	507,036
Peet’s Coffee & Tea, Inc.* (Beverages)	744	21,628
Penn Virginia Corp. (Oil & Gas)	5,580	243,455
Perficient, Inc.* (Internet)	2,232	35,132
Pericom Semiconductor Corp.* (Semiconductors)	1,488	27,826
PetMed Express, Inc.* (Pharmaceuticals)	3,720	45,012
Petroleum Development* (Oil & Gas)	2,232	131,978
Pharmanet Development Group, Inc.* (Commercial Services)	2,976	116,689
PharMerica Corp.* (Pharmaceuticals)	4,464	61,960
Phase Forward, Inc.* (Software)	2,232	48,546
Philadelphia Consolidated Holding Corp.* (Insurance)	8,928	351,317
Phoenix Technologies, Ltd.* (Software)	1,488	19,165
Pioneer Drilling Co.* (Oil & Gas)	4,092	48,613
Planar Systems, Inc.* (Electronics)	1,116	7,142
Plexus Corp.* (Electronics)	2,604	68,381
Polaris Industries, Inc. (Leisure Time)	5,208	248,786
Pool Corp. (Distribution/Wholesale)	7,068	140,158
Portfolio Recovery Associates, Inc. (Diversified Financial Services)	2,232	88,543
Possis Medical, Inc.* (Healthcare-Products)	2,604	37,966
Pre-Paid Legal Services, Inc.* (Commercial Services)	1,488	82,361
PrivateBancorp, Inc. (Banks)	2,976	97,166
ProAssurance Corp.* (Insurance)	3,348	183,872
Progress Software Corp.* (Software)	3,720	125,290
Prosperity Bancshares, Inc. (Banks)	2,604	76,532
PSS World Medical, Inc.* (Healthcare-Products)	6,324	123,761
Quality Systems, Inc. (Software)	2,604	79,396
Quanex Corp. (Metal Fabricate/Hardware)	5,580	289,602
Quiksilver, Inc.* (Apparel)	13,020	111,712
Radiant Systems, Inc.* (Computers)	1,488	25,638
Radio One, Inc.—Class D* (Media)	6,696	15,870
RadiSys Corp.* (Computers)	1,488	19,939
Ralcorp Holdings, Inc.* (Food)	2,604	158,297
RC2 Corp.* (Toys/Games/Hobbies)	1,860	52,210
Red Robin Gourmet Burgers, Inc.* (Retail)	1,488	47,601
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	4,836	116,789
Respironics, Inc.* (Healthcare-Products)	11,160	730,757
Rewards Network, Inc.* (Commercial Services)	2,232	11,093
RLI Corp. (Insurance)	1,488	84,504
Robbins & Myers, Inc. (Machinery-Diversified)	744	56,269
Rogers Corp.* (Electronics)	1,488	64,535
RTI International Metals, Inc.* (Mining)	1,488	102,568
Ruth’s Chris Steak House, Inc.* (Retail)	1,488	13,303
Salix Pharmaceuticals, Ltd.* (Pharmaceuticals)	4,092	32,245
Sanderson Farms, Inc. (Food)	1,488	50,265
Savient Pharmaceuticals, Inc.* (Biotechnology)	2,976	68,359
ScanSource, Inc.* (Distribution/Wholesale)	3,720	120,342
Sciele Pharma, Inc.* (Pharmaceuticals)	5,208	106,504
SEACOR SMIT, Inc.* (Oil & Gas Services)	1,860	172,496
Secure Computing Corp.* (Internet)	8,556	82,138
Select Comfort Corp.* (Retail)	7,068	49,547
Shaw Group, Inc.* (Engineering & Construction)	5,580	337,255
Shuffle Master, Inc.* (Entertainment)	5,208	62,444
SI International, Inc.* (Computers)	1,488	40,875
Sierra Health Services, Inc.* (Healthcare-Services)	8,556	359,010
Signature Bank* (Banks)	2,232	75,330
Simpson Manufacturing Co., Inc. (Building Materials)	5,580	148,372
Skechers U.S.A., Inc.—Class A* (Apparel)	1,860	36,289
SkyWest, Inc. (Airlines)	5,580	149,823
Skyworks Solutions, Inc.* (Semiconductors)	7,068	60,078
Smith Micro Software, Inc.* (Software)	4,464	37,810
Sonic Corp.* (Retail)	9,300	203,670
Sonic Solutions* (Electronics)	4,092	42,516
Spartan Motors, Inc. (Auto Parts & Equipment)	1,860	14,210
SPSS, Inc.* (Software)	2,976	106,868
St. Mary Land & Exploration Co. (Oil & Gas)	9,300	359,073
Stage Stores, Inc. (Retail)	6,324	93,595
Stamps.com, Inc.* (Internet)	2,604	31,717
Standard Microsystems Corp.* (Semiconductors)	1,488	58,136
Standard Pacific Corp. (Home Builders)	9,672	32,401
Stone Energy Corp.* (Oil & Gas)	1,860	87,253
Stratasys, Inc.* (Computers)	3,348	86,512
Sturm, Ruger & Co., Inc.* (Miscellaneous Manufacturing)	1,116	9,240
Sunrise Assisted Living, Inc.* (Healthcare-Services)	6,696	205,433
Superior Well Services, Inc.* (Oil & Gas Services)	2,232	47,363
Supertex, Inc.* (Semiconductors)	1,116	34,920
SurModics, Inc.* (Healthcare-Products)	2,232	121,131
Swift Energy Co.* (Oil & Gas)	2,976	131,271
Sykes Enterprises, Inc.* (Computers)	1,860	33,480
Symmetry Medical, Inc.* (Healthcare-Products)	3,348	58,356
Synaptics, Inc.* (Computers)	2,232	91,869
Take-Two Interactive Software, Inc.* (Software)	5,952	109,814
Teledyne Technologies, Inc.* (Aerospace/Defense)	5,208	277,743
Tetra Tech, Inc.* (Environmental Control)	3,348	71,982
TETRA Technologies, Inc.* (Oil & Gas Services)	7,440	115,841
Texas Industries, Inc. (Building Materials)	1,488	104,309
Texas Roadhouse, Inc.—Class A* (Retail)	4,836	53,486
The Andersons, Inc. (Agriculture)	1,116	49,997
The Children’s Place Retail Stores, Inc.* (Retail)	2,604	67,522
The Gymboree Corp.* (Apparel)	4,464	135,973
The Hain Celestial Group, Inc.* (Food)	2,976	95,232
The Knot, Inc.* (Internet)	2,232	35,578
The Men’s Wearhouse, Inc. (Retail)	4,464	120,439
The Navigators Group, Inc.* (Insurance)	1,116	72,540
THQ, Inc.* (Software)	5,208	146,814
Toro Co. (Housewares)	5,952	324,027
Tower Group, Inc. (Insurance)	1,488	49,699
Tractor Supply Co.* (Retail)	5,208	187,175
TradeStation Group, Inc.* (Diversified Financial Services)	4,464	63,433
Trimble Navigation, Ltd.* (Electronics)	18,228	551,215
Triumph Group, Inc. (Aerospace/Defense)	1,116	91,903
TrueBlue, Inc.* (Commercial Services)	3,348	48,479
TTM Technologies, Inc.* (Electronics)	2,976	34,700
Tween Brands, Inc.* (Retail)	1,860	49,253
Tyler Technologies, Inc.* (Computers)	5,208	67,131
UCBH Holdings, Inc. (Banks)	15,624	221,236
UMB Financial Corp. (Banks)	1,488	57,080
Unit Corp.* (Oil & Gas)	7,068	326,895
United Natural Foods, Inc.* (Food)	6,324	200,597
United Online, Inc. (Internet)	10,044	118,720
Universal Electronics, Inc.* (Home Furnishings)	1,116	37,319
Universal Technical Institute, Inc.* (Commercial Services)	3,720	63,240
USANA Health Sciences, Inc.* (Pharmaceuticals)	1,116	41,381
Valmont Industries, Inc. (Metal Fabricate/Hardware)	1,116	99,458
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	4,836	178,932
ViaSat, Inc.* (Telecommunications)	4,092	140,888
Vicor Corp. (Electrical Components & Equipment)	744	11,599
ViroPharma, Inc.* (Pharmaceuticals)	5,208	41,352
Vital Signs, Inc. (Healthcare-Products)	744	38,033
Volcom, Inc.* (Apparel)	2,232	49,171
W-H Energy Services, Inc.* (Oil & Gas Services)	3,348	188,191
Waste Connections, Inc.* (Environmental Control)	10,416	321,854

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	4,092	$189,910
WD-40 Co. (Household Products/Wares)	1,116	42,375
Websense, Inc.* (Internet)	6,696	113,698
Wilshire Bancorp, Inc. (Banks)	2,604	20,441
Winnebago Industries, Inc. (Home Builders)	2,976	62,556
Wintrust Financial Corp. (Banks)	1,488	49,297
WMS Industries, Inc.* (Leisure Time)	6,324	231,711
Wolverine World Wide, Inc. (Apparel)	4,836	118,579
Woodward Governor Co. (Electronics)	1,860	126,387
World Acceptance Corp.* (Diversified Financial Services)	2,604	70,256
World Fuel Services Corp. (Retail)	2,604	75,594
Wright Express Corp.* (Commercial Services)	5,952	211,236
Zenith National Insurance Corp. (Insurance)	5,580	249,593
Zep, Inc.* (Chemicals)	1,488	20,639
Zumiez, Inc.* (Retail)	2,604	63,433

TOTAL COMMON STOCKS
(Cost $26,243,242)		39,613,209

Repurchase Agreements (0.3%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $36,008 (Collateralized by $37,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $37,263)	$36,000	36,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $103,024 (Collateralized by $105,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $105,745)	103,000	103,000

TOTAL REPURCHASE AGREEMENTS
(Cost $139,000)		139,000

TOTAL INVESTMENT SECURITIES
(Cost $26,382,242)—100.6%		39,752,209
Net other assets (liabilities)—(0.6)%		(253,464)

NET ASSETS—100.0%		$39,498,745

* Non-income producing security

ProFund VP Small-Cap Growth invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.4%
Aerospace/Defense	2.9%
Agriculture	0.1%
Airlines	0.4%
Apparel	3.2%
Auto Manufacturers	0.1%
Auto Parts & Equipment	NM
Banks	2.8%
Beverages	0.2%
Biotechnology	1.7%
Building Materials	0.9%
Chemicals	0.3%
Coal	0.3%
Commercial Services	4.8%
Computers	4.1%
Cosmetics/Personal Care	0.6%
Distribution/Wholesale	1.9%
Diversified Financial Services	1.7%
Electric	0.2%
Electrical Components & Equipment	0.2%
Electronics	6.7%
Energy-Alternate Sources	0.2%
Engineering & Construction	0.9%
Entertainment	0.2%
Environmental Control	1.0%
Food	1.8%
Forest Products & Paper	0.2%
Hand/Machine Tools	0.2%
Healthcare-Products	8.2%
Healthcare-Services	5.1%
Home Builders	0.4%
Home Furnishings	0.1%
Household Products/Wares	0.9%
Housewares	0.8%
Insurance	3.5%
Internet	2.7%
Leisure Time	1.2%
Lodging	0.1%
Machinery-Construction & Mining	0.1%
Machinery-Diversified	1.0%
Media	NM
Metal Fabricate/Hardware	1.3%
Mining	1.0%
Miscellaneous Manufacturing	1.7%
Office Furnishings	0.1%
Oil & Gas	5.2%
Oil & Gas Services	6.4%
Pharmaceuticals	2.8%
REIT	0.1%
Real Estate	0.2%
Retail	6.2%
Semiconductors	2.2%
Software	5.7%
Storage/Warehousing	0.1%
Telecommunications	1.8%
Toys/Games/Hobbies	0.2%
Transportation	3.2%
Other**	(0.3)%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Growth

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $26,243,242)	$39,613,209
Repurchase agreements, at cost	139,000

Total Investment Securities	39,752,209
Cash	60,331
Dividends and interest receivable	11,647
Receivable for capital shares issued	264
Prepaid expenses	163

Total Assets	39,824,614

Liabilities:
Payable for investments purchased	191,670
Payable for capital shares redeemed	58,372
Advisory fees payable	22,278
Management services fees payable	2,970
Administration fees payable	1,181
Administrative services fees payable	13,087
Distribution fees payable	10,558
Trustee fees payable	8
Transfer agency fees payable	3,212
Fund accounting fees payable	1,823
Compliance services fees payable	1,169
Other accrued expenses	19,541

Total Liabilities	325,869

Net Assets	$39,498,745

Net Assets consist of:
Capital	$30,372,497
Accumulated net realized gains (losses) on investments	(4,243,719)
Net unrealized appreciation (depreciation) on investments	13,369,967

Net Assets	$39,498,745

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,391,912

Net Asset Value (offering and redemption price per share)	$28.38

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$306,674
Interest	10,450

Total Investment Income	317,124

Expenses:
Advisory fees	576,550
Management services fees	115,311
Administration fees	23,917
Transfer agency fees	25,462
Administrative services fees	261,025
Distribution fees	192,183
Custody fees	51,646
Fund accounting fees	36,579
Trustee fees	1,239
Compliance services fees	947
Other fees	47,118

Total Gross Expenses before reductions	1,331,977
Less Expenses reduced by the Advisor	(49,112)

Total Net Expenses	1,282,865

Net Investment Income (Loss)	(965,741)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	4,404,459
Net realized gains (losses) on futures contracts	(8,296)
Change in net unrealized appreciation/depreciation on investments	(5,126,761)

Net Realized and Unrealized Gains (Losses) on Investments	(730,598)

Change in Net Assets Resulting from Operations	$(1,696,339)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Growth
Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(965,741)	$(1,432,867)
Net realized gains (losses) on investments	4,396,163	17,512,869
Change in net unrealized appreciation/depreciation on investments	(5,126,761)	(2,844,860)

Change in net assets resulting from operations	(1,696,339)	13,235,142

Distributions to Shareholders From:
Net realized gains on investments	(11,842,921)	(17,971,525)

Change in net assets resulting from distributions	(11,842,921)	(17,971,525)

Capital Transactions:
Proceeds from shares issued	356,897,440	553,493,648
Dividends reinvested	11,842,921	17,971,525
Value of shares redeemed	(397,181,770)	(672,183,371)

Change in net assets resulting from capital transactions	(28,441,409)	(100,718,198)

Change in net assets	(41,980,669)	(105,454,581)
Net Assets:
Beginning of period	81,479,414	186,933,995

End of period	$39,498,745	$81,479,414

Share Transactions:
Issued	10,681,112	14,088,721
Reinvested	403,507	586,155
Redeemed	(12,197,570)	(16,988,248)

Change in shares	(1,112,951)	(2,313,372)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Growth
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$32.53	$38.80	$36.08	$31.35	$23.34

Investment Activities:
Net investment income (loss)(a)	(0.42)	(0.51)	(0.38)	(0.44)	(0.37)
Net realized and unrealized gains (losses) on investments	1.93 (b)	3.31	3.10	6.57	8.38

Total income (loss) from investment activities	1.51	2.80	2.72	6.13	8.01

Distributions to Shareholders From:
Net realized gains on investments	(5.66)	(9.07)	—	(1.40)	—

Net Asset Value, End of Period	$28.38	$32.53	$38.80	$36.08	$31.35

Total Return	4.06%	8.65%	7.54%	19.80%	34.32%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.79%	1.85%	1.90%	2.00%
Net expenses	1.67%	1.77%	1.85%	1.90%	1.98%
Net investment income (loss)	(1.26)%	(1.31)%	(1.03)%	(1.32)%	(1.36)%

Supplemental Data:
Net assets, end of period (000’s)	$39,499	$81,479	$186,934	$210,984	$153,401
Portfolio turnover rate(c)	454%	472%	585%	979%	785%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Asia 30

The ProFund VP Asia 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. For the year ended December 31, 2007, the Fund had a total return of 47.74%, compared to a return of 45.57%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Baidu.com (+245.90%), China Mobile (+105.16%), and Posco (+82.98%), while the bottom three performers in this group were Petrochina Co (+29.18%), China Petroleum & Chemicals (+63.09%), and BHP Billiton (+79.33%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Asia 30 from May 1, 2002 (inception date) to December 31, 2007, assuming the reinvestments of distributions. The ProFunds Asia 30 Index and the MSCI AC Asia Pacific Free Excluding Japan Index may differ significantly.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net
ProFund VP Asia 30	5/1/02	47.74%	32.17%	22.51%	1.66%	1.63%
ProFunds Asia 30 Index	5/1/02	45.57%	31.68%	22.74%	N/A	N/A
MSCI AC Asia Pacific Free Excluding Japan Index	5/1/02	37.33%	32.49%	25.03%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The ProFunds Asia 30 Index is a price return index. The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The MSCI AC Asia Pacific Free Excluding Japan Index is a capitalization weighted index generally representative of the performance of the Asia Pacific region excluding the country of Japan.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Asia 30

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Asia 30 seeks daily investment results, before fees and expenses that correspond to the daily performance of the ProFunds Asia 30 Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%
Futures Contracts	NM

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM   Not meaningful, amount is less than 0.5%.

Largest Equity Holdings
Company	% of Net Assets

China Mobile, Ltd.	13.2%
PetroChina Company, Ltd.	11.2%
China Life Insurance Co., Ltd.	8.1%
China Petroleum and Chemical Corp.	7.9%
BHP Billiton, Ltd.	5.3%

ProFunds Asia 30 Index - Composition
% of Index

China	49%
Hong King	18%
India	9%
Taiwan	8%
South Korea	7%
Australia	5%
Philippines	2%
Singapore	2%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Asia 30	December 31, 2007

Common Stocks (99.6)%
	Shares	Value

Aluminum Corp. of China, Ltd. (Mining)	162,207	$8,214,162
American Oriental Bioengineering, Inc.* (Biotechnology)	281,643	3,120,604
AU Optronics Corp. (Electronics)	256,626	4,927,219
Baidu.com, Inc.* (Internet)	26,631	10,396,476
BHP Billiton, Ltd. (Mining)	195,294	13,678,392
CDC Corp.—Class A* (Internet)	351,045	1,709,589
China Life Insurance Co., Ltd. (Insurance)	271,152	20,743,128
China Mobile, Ltd. (Telecommunications)	390,588	33,930,380
China Petroleum and Chemical Corp. (Oil & Gas)	137,190	20,331,558
Chunghwa Telecom Co., Ltd. (Telecommunications)	214,931	4,537,193
CNOOC, Ltd. (Oil & Gas)	68,595	11,484,861
Ctrip.com International, Ltd. (Internet)	88,770	5,101,612
Flextronics International, Ltd.* (Electronics)	315,537	3,805,376
Focus Media Holding, Ltd.* (Advertising)	87,963	4,997,178
HDFC Bank, Ltd. (Banks)	50,034	6,526,935
Home Inns & Hotels Management, Inc.* (Lodging)	93,612	3,336,332
Icici Bank, Ltd. (Banks)	108,945	6,700,118
Infosys Technologies, Ltd. (Software)	104,910	4,758,718
Kookmin Bank* (Banks)	61,332	4,496,862
Netease.com, Inc.* (Internet)	179,961	3,412,061
PetroChina Company, Ltd. (Oil & Gas)	163,821	28,745,671
Philippine Long Distance Telephone Co. (Telecommunications)	71,016	5,377,332
POSCO (Iron/Steel)	54,876	8,253,899
Satyam Computer Services, Ltd. (Software)	150,909	4,032,288
SINA Corp.* (Internet)	90,384	4,004,915
SK Telecom Co., Ltd. (Telecommunications)	171,084	5,105,147
Sohu.com, Inc.* (Internet)	125,085	6,819,634
Suntech Power Holdings Co., Ltd.* (Energy–Alternate Sources)	91,191	7,506,843
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors)	714,195	7,113,382
United Microelectronics Corp. (Semiconductors)	855,775	2,960,982

TOTAL COMMON STOCKS
(Cost $148,979,861)		256,128,847

Repurchase Agreements (0.7%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $526,120 (Collateralized by $535,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $536,994)	$526,000	526,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $1,394,321 (Collateralized by $1,310,000 Federal National Mortgage Association, 7.125%, 6/15/10, market value $1,421,961)	1,394,000	1,394,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,920,000)		1,920,000

TOTAL INVESTMENT SECURITIES
(Cost $150,899,861)—100.3%		258,048,847
Net other assets (liabilities)—(0.3)%		(774,595)

NET ASSETS—100.0%		$257,274,252

As of December 31, 2007, all securities in this portfolio were traded on U.S. Exchanges.
*	Non-income producing security

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini S&P 500 Futures Contract expiring March 2008 (Underlying face amount at value $368,625)	5	$(6,518)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Asia 30	Schedule of Portfolio Investments December 31, 2007

ProFund VP Asia 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	1.9%
Banks	6.8%
Biotechnology	1.2%
Electronics	3.4%
Energy-Alternate Sources	2.9%
Insurance	8.1%
Internet	12.2%
Iron/Steel	3.2%
Lodging	1.3%
Mining	8.5%
Oil & Gas	23.6%
Semiconductors	4.0%
Software	3.4%
Telecommunications	19.1%
Other**	0.4%

ProFund VP Asia 30 invested, as a percentage of net assets, in securities with exposure to the following countries, as of December 31, 2007:

Australia	5.3%
China	49.3%
Hong Kong	18.3%
India	8.6%
South Korea	6.9%
Philippines	2.1%
Singapore	1.5%
Taiwan	7.6%
Other**	0.4%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Asia 30

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $148,979,861)	$256,128,847
Repurchase agreements, at cost	1,920,000

Total Investment Securities	258,048,847
Cash	227,322
Segregated cash balances with brokers for futures contracts	22,061
Dividends and interest receivable	51,077
Receivable for capital shares issued	73,682
Receivable for investments sold	151,118
Prepaid expenses	312

Total Assets	258,574,419

Liabilities:
Payable for investments purchased	378,319
Payable for capital shares redeemed	500,515
Variation margin on futures contracts	3,125
Advisory fees payable	165,549
Management services fees payable	22,073
Administration fees payable	6,902
Administrative services fees payable	77,618
Distribution fees payable	69,357
Trustee fees payable	44
Transfer agency fees payable	16,284
Fund accounting fees payable	10,654
Compliance services fees payable	4,650
Other accrued expenses	45,077

Total Liabilities	1,300,167

Net Assets	$257,274,252

Net Assets consist of:
Capital	$155,223,386
Accumulated net investment income (loss)	779,107
Accumulated net realized gains (losses) on investments	(5,870,709)
Net unrealized appreciation (depreciation) on investments	107,142,468

Net Assets	$257,274,252

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,828,095

Net Asset Value (offering and redemption price per share)	$90.97

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$3,988,451
Interest	81,417
Foreign tax withholding	(360,837)

Total Investment Income	3,709,031

Expenses:
Advisory fees	1,374,268
Management services fees	274,855
Administration fees	57,479
Transfer agency fees	61,849
Administrative services fees	594,151
Distribution fees	458,089
Custody fees	10,074
Fund accounting fees	83,062
Trustee fees	2,584
Compliance services fees	4,104
Other fees	101,029

Total Gross Expenses before reductions	3,021,544
Less Expenses reduced by the Advisor	(91,620)

Total Net Expenses	2,929,924

Net Investment Income (Loss)	779,107

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities.	2,894,048
Net realized gains (losses) on futures contracts	(93,603)
Change in net unrealized appreciation/depreciation on investments	57,098,613

Net Realized and Unrealized Gains (Losses) on Investments	59,899,058

Change in Net Assets Resulting from Operations	$60,678,165

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Asia 30

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$779,107	$138,700
Net realized gains (losses) on investments	2,800,445	(191,336)
Change in net unrealized appreciation/depreciation on investments	57,098,613	33,505,162

Change in net assets resulting from operations	60,678,165	33,452,526

Distributions to Shareholders From:
Net investment income	(138,700)	(427,520)

Change in net assets resulting from distributions	(138,700)	(427,520)

Capital Transactions:
Proceeds from shares issued	472,362,242	276,769,481
Dividends reinvested	138,700	427,520
Value of shares redeemed	(457,943,272)	(201,508,832)

Change in net assets resulting from capital transactions	14,557,670	75,688,169

Change in net assets	75,097,135	108,713,175
Net Assets:
Beginning of period	182,177,117	73,463,942

End of period	$257,274,252	$182,177,117

Accumulated net investment income (loss)	$779,107	$138,700

Share Transactions:
Issued	5,994,880	5,291,988
Reinvested	1,791	8,360
Redeemed	(6,125,475)	(3,995,509)

Change in shares	(128,804)	1,304,839

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Asia 30

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the		For the	For the	For the
	year ended	year ended		year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006		Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$61.61	$44.47		$37.30	$38.76	$23.51

Investment Activities:
Net investment income (loss)(a)	0.32	0.07		0.40	0.11	0.17
Net realized and unrealized gains (losses) on investments	29.10	17.34		6.87	(0.38)	15.09

Total income (loss) from investment activities	29.42	17.41		7.27	(0.27)	15.26

Distributions to Shareholders From:
Net investment income	(0.06)	(0.27)		(0.10)	(0.12)	(0.01)
Net realized gains on investments	—	—		—	(1.07)	—

Total distributions	(0.06)	(0.27)		(0.10)	(1.19)	(0.01)

Net Asset Value, End of Period	$90.97	$61.61		$44.47	$37.30	$38.76

Total Return	47.74%	39.29%		19.51%	(0.54)%	64.92%

Ratios to Average Net Assets:
Gross expenses	1.65%	1.71%		1.82%	1.86%	1.93%
Net expenses	1.60%	1.68	%(b)	1.82%	1.86%	1.93%
Net investment income (loss)	0.42%	0.13%		0.97%	0.29%	0.54%

Supplemental Data:
Net assets, end of period (000’s)	$257,274	$182,177		$73,464	$41,545	$49,138
Portfolio turnover rate(c)	214%	161%		256%	473%	831%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.66% for the year ended December 31, 2006.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Europe 30

The ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. For the year ended December 31, 2007, the Fund had a total return of 14.58%, compared to a return of 13.86%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Rio Tinto (+101.57%), Nokia (+93.55%), and Siemens (+62.71%), while the bottom three performers in this group were, HSBC Holdings Corp (–4.08%), Novartis (–3.63%) and BP (+13.15%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Europe 30 from October 18, 1999 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Europe 30	10/18/99	14.58%	18.21%	4.11%	1.65%	1.63%

ProFunds Europe 30 Index	10/18/99	13.86%	17.50%	3.59%	N/A	N/A

Dow Jones STOXX 50 Index	10/18/99	14.11%	20.39%	8.01%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The ProFunds Europe 30 Index is a price return index. The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks. The Dow Jones STOXX 50 Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expense associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Europe 30

Allocation of Portfolio Holdings & Index Composition (unaudited)

December 31, 2007

Investment Objective: The ProFund VP Europe 30 seeks daily investment results, before fees and expenses that correspond to the daily performance of the ProFunds Europe 30 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	99%

Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Royal Dutch Shell PLC—Class A	6.7%
BP Amoco PLC	5.8%
Vodafone Group PLC	5.5%
Total Fina SA	5.2%
Nokia OYJ	5.0%

ProFunds Europe 30 Index - Composition
% of Index

United Kingdom	40%
Switzerland	15%
France	13%
Germany	11%
Netherlands	2%
Luxembourg	8%
Finland	5%
Ireland	4%
Sweden	2%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Europe 30	December 31, 2007

Common Stocks (99.4%)
	Shares	Value

ABB, Ltd. (Engineering & Construction)	153,153	$4,410,806
Alcatel SA (Telecommunications)	203,490	1,489,547
Alcon, Inc. (Healthcare-Products)	22,491	3,217,113
ArcelorMittal (Iron/Steel)	68,544	5,301,878
ASML Holding NV* (Semiconductors)	80,205	2,509,614
AstraZeneca PLC (Pharmaceuticals)	72,828	3,118,495
Barclays PLC (Banks)	73,899	2,983,303
BP Amoco PLC (Oil & Gas)	104,958	7,679,777
Business Objects SA* (Software)	55,692	3,391,643
Credit Suisse Group (Diversified Financial Services)	54,621	3,282,722
DaimlerChrysler AG (Auto Manufacturers)	48,195	4,608,888
Diageo PLC (Beverages)	39,627	3,401,185
Elan Corp. PLC* (Pharmaceuticals)	146,727	3,225,059
GlaxoSmithKline PLC (Pharmaceuticals)	101,745	5,126,931
HSBC Holdings PLC (Banks)	74,970	6,275,739
Millicom International Cellular SA* (Telecommunications)	26,775	3,157,844
Nokia OYJ (Telecommunications)	172,431	6,619,626
Novartis AG (Pharmaceuticals)	98,532	5,351,273
Rio Tinto PLC (Mining)	12,852	5,396,555
Royal Dutch Shell PLC—Class A (Oil & Gas)	104,958	8,837,464
Ryanair Holdings PLC* (Airlines)	54,621	2,154,252
Sanofi-Aventis (Pharmaceuticals)	107,100	4,876,263
SAP AG (Software)	72,828	3,717,869
Shire Pharmaceuticals Group PLC (Pharmaceuticals)	34,272	2,363,054
Siemens AG (Miscellaneous Manufacturing)	37,485	5,898,640
Telefonaktiebolaget LM Ericsson (Telecommunications)	92,106	2,150,675
Tenaris SA (Iron/Steel)	58,905	2,634,821
Total Fina SA (Oil & Gas)	82,467	6,811,774
UBS AG (Diversified Financial Services)	80,325	3,694,950
Vodafone Group PLC (Telecommunications)	193,851	7,234,519

TOTAL COMMON STOCKS
(Cost $85,686,927)		130,922,279

Repurchase Agreements (0.2%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $71,016 (Collateralized by $75,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $75,279)	$71,000	71,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $189,044 (Collateralized by $192,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $193,362)	189,000	189,000

TOTAL REPURCHASE AGREEMENTS
(Cost $260,000)		260,000

TOTAL INVESTMENT SECURITIES
(Cost $85,946,927)—99.6%		131,182,279
Net other assets (liabilities)—0.4%		539,196

NET ASSETS—100.0%		$131,721,475

As of December 31, 2007, all securities in this portfolio were traded on U.S. exchanges.
* Non-income producing security

ProFund VP Europe 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Airlines	1.6%
Auto Manufacturers	3.5%
Banks	7.1%
Beverages	2.6%
Diversified Financial Services	5.3%
Engineering & Construction	3.4%
Healthcare-Products	2.4%
Iron/Steel	6.0%
Mining	4.1%
Miscellaneous Manufacturing	4.5%
Oil & Gas	17.7%
Pharmaceuticals	18.3%
Semiconductors	1.9%
Software	5.4%
Telecommunications	15.6%
Other**	0.6%

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Europe 30	December 31, 2007

ProFund VP Europe 30 invested, as a percentage of net assets, in securities with exposure to the following countries, as of December 31, 2007:

Finland	5.0%
France	12.6%
Germany	10.8%
Ireland	4.1%
Luxembourg	8.4%
Netherlands	1.9%
Sweden	1.6%
Switzerland	15.2%
United Kingdom	39.8%
United States**	0.6%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Europe 30

Statement of Assets and Liabilities

December 31, 2007

Assets:
Securities, at value (cost $85,686,927)	$130,922,279
Repurchase agreements, at cost	260,000

Total Investment Securities	131,182,279
Cash	64,240
Dividends and interest receivable	233,729
Receivable for capital shares issued	12,040
Receivable for investments sold	4,887,590
Prepaid expenses	279

Total Assets	136,380,157

Liabilities:
Payable for investments purchased	18,716
Payable for capital shares redeemed	4,390,366
Advisory fees payable	87,935
Management services fees payable	11,725
Administration fees payable	3,668
Administrative services fees payable	48,561
Distribution fees payable	42,893
Trustee fees payable	23
Transfer agency fees payable	8,518
Fund accounting fees payable	5,662
Compliance services fees payable	2,956
Other accrued expenses	37,659

Total Liabilities	4,658,682

Net Assets	$131,721,475

Net Assets consist of:
Capital	$110,485,559
Accumulated net investment income (loss)	1,304,612
Accumulated net realized gains (losses) on investments	(25,304,048)
Net unrealized appreciation (depreciation) on investments	45,235,352

Net Assets	$131,721,475

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,707,178

Net Asset Value (offering and redemption price per share)	$35.53

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$3,947,640
Interest	32,723
Foreign tax withholding	(292,738)

Total Investment Income	3,687,625

Expenses:
Advisory fees	1,107,460
Management services fees	221,493
Administration fees	46,032
Transfer agency fees	48,992
Administrative services fees	473,114
Distribution fees	369,153
Custody fees	23,923
Fund accounting fees	66,086
Trustee fees	2,238
Compliance services fees	2,474
Other fees	95,881

Total Gross Expenses before reductions	2,456,846
Less Expenses reduced by the Advisor	(73,833)

Total Net Expenses	2,383,013

Net Investment Income (Loss)	1,304,612

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	9,671,807
Net realized gains (losses) on futures contracts	(60,474)
Change in net unrealized appreciation/depreciation on investments	3,106,070

Net Realized and Unrealized Gains (Losses) on Investments	12,717,403

Change in Net Assets Resulting from Operations	$14,022,015

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Europe 30

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,304,612	$2,790,426
Net realized gains (losses) on investments	9,611,333	4,363,692
Change in net unrealized appreciation/depreciation on investments	3,106,070	13,273,457

Change in net assets resulting from operations	14,022,015	20,427,575

Distributions to Shareholders From:
Net investment income	(2,790,426)	(492,626)
Net realized gains on investments	(1,137,286)	(2,816,012)

Change in net assets resulting from distributions	(3,927,712)	(3,308,638)

Capital Transactions:
Proceeds from shares issued	428,613,665	261,413,045
Dividends reinvested	3,927,712	3,308,638
Value of shares redeemed	(470,938,634)	(242,285,502)

Change in net assets resulting from capital transactions	(38,397,257)	22,436,181

Change in net assets	(28,302,954)	39,555,118
Net Assets:
Beginning of period	160,024,429	120,469,311

End of period	$131,721,475	$160,024,429

Accumulated net investment income (loss)	$1,304,612	$2,790,426

Share Transactions:
Issued	12,425,191	8,673,743
Reinvested	113,847	113,816
Redeemed	(13,834,466)	(8,094,139)

Change in shares	(1,295,428)	693,420

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Europe 30

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$31.99	$27.96	$28.28	$24.96	$18.01

Investment Activities:
Net investment income (loss)(a)	0.31	0.64	0.13	0.03	0.05
Net realized and unrealized gains (losses) on investments	4.33	4.18	2.14	3.53	6.92

Total income (loss) from investment activities	4.64	4.82	2.27	3.56	6.97

Distributions to Shareholders From:
Net investment income	(0.78)	(0.12)	(0.04)	(0.03)	(0.02)
Net realized gains on investments	(0.32)	(0.67)	(2.55)	(0.21)	—

Total distributions	(1.10)	(0.79)	(2.59)	(0.24)	(0.02)

Net Asset Value, End of Period	$35.53	$31.99	$27.96	$28.28	$24.96

Total Return	14.58%	17.51%	8.09%	14.32%	38.73%
Ratios to Average Net Assets:
Gross expenses	1.66%	1.69%	1.76%	1.78%	1.91%
Net expenses	1.61%	1.66%	1.76%	1.78%	1.91%
Net investment income (loss)	0.88%	2.12%	0.45%	0.12%	0.25%

Supplemental Data:
Net Assets, end of period (000’s)	$131,721	$160,024	$120,469	$140,608	$142,019
Portfolio turnover rate(b)	280%	172%	230%	319%	376%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP International

The ProFund VP International seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. Since the foreign markets are not open when this ProFund VP values its shares, it determines its success in meeting this daily investment objective by comparing its daily return on a given day with the market price performance of related futures contracts traded in the United States. For the period from fund inception, August 31, 2007, through December 31, 2007, the Fund had a total return of 2.27%, compared to a total return of 3.02%1 for the Index. For the period, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the U.S.-traded EAFE futures contract.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The MSCI EAFE Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Index has constituent companies from the following 21 countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. MSCI Index levels and the price of the related futures contracts are expressed in U.S. dollar terms and as such they should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Nokia (+75.25%), Telefonica (+42.50%), and Vodafone Group (+38.98%), while the bottom three performers in this group were Toyota Motor Corp (–22.68%), HSBC Holdings Corp (–4.44%) and GlaxoSmithKline (–0.78%).

As the ProFund VP International does not have more than six months of operating results, a line graph of a $10,000 investment or total return table are not presented.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The Index returns reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP International

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP International seeks daily investment results, before fees and expenses that correspond to the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE).

Market Exposure
Investment Type	% of Net Assets

Swap Agreements	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Holdings

The ProFund VP International primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

MSCI EAFE Index - Composition
% of Index

United Kingdom	21%
Japan	20%
France	10%
Germany	9%
Switzerland	7%
Australia	6%
Netherlands	5%
Spain	4%
Italy	4%
Other	14%

PROFUNDS VP ProFund VP International	Schedule of Portfolio Investments December 31, 2007

U.S. Government Agency Obligations (20.1%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$97,000	$96,992

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $96,992)		96,992

Repurchase Agreements (80.1%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $97,022 (Collateralized by $101,000 of various U.S. Government Agency Obligations, 4.75% - 5.25%, 6/15/08-12/12/11, market value $101,447)	97,000	97,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $97,021 (Collateralized by $105,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $106,680)	97,000	97,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $96,022 (Collateralized by $98,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $98,695)	96,000	96,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $97,008 (Collateralized by $100,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $100,595)	97,000	97,000

TOTAL REPURCHASE AGREEMENTS
(Cost $387,000)		387,000

TOTAL INVESTMENT SECURITIES
(Cost $483,992)—100.2%		483,992
Net other assets (liabilities)—(0.2)%		(832)

NET ASSETS—100.0%		$483,160

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) expiring 1/29/08	$485,221	$2,578

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP International

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (Cost $96,992)	$96,992
Repurchase agreements, at cost	387,000

Total Investment Securities	483,992
Cash	181
Segregated cash balances with brokers for futures contracts	12
Segregated cash balances with custodian for swap agreements	3
Interest receivable	37
Unrealized gain on swap agreements	2,578
Receivable for capital shares issued	2,877

Total Assets	489,680

Liabilities:
Payable for capital shares redeemed	1,446
Advisory fees payable	1,214
Management services fees payable	162
Administration fees payable	34
Administrative services fees payable	1,279
Distribution fees payable	1,393
Transfer agency fees payable	119
Fund accounting fees payable	52
Compliance services fees payable	36
Other accrued expenses	785

Total Liabilities	6,520

Net Assets	$483,160

Net Assets consist of:
Capital	$1,053,174
Accumulated net investment income (loss)	18,878
Accumulated net realized gains (losses) on investments	(591,470)
Net unrealized appreciation (depreciation) on investments	2,578

Net Assets	$483,160

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	15,749

Net Asset Value (offering and redemption price per share)	$30.68

Statement of Operations
For the period August 31, 2007 through December 31, 2007(a)

Investment Income:
Interest	$28,302

Expenses:
Advisory fees	4,643
Management services fees	929
Administration fees	39
Transfer agency fees	209
Administrative services fees	1,402
Distribution fees	1,548
Custody fees	1,040
Fund accounting fees	50
Trustee fees	7
Compliance services fees	35
Other fees	944

Total Gross Expenses before reductions	10,846
Less Expenses reduced by the Advisor	(781)

Total Net Expenses	10,065

Net Investment Income (Loss)	18,237

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on futures contracts	(17,566)
Net realized gains (losses) on swap agreements	(573,904)
Change in net unrealized appreciation/depreciation on investments	2,578

Net Realized and Unrealized Gains (Losses) on Investments	(588,892)

Change in Net Assets Resulting from Operations	$(570,655)

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP International

Statement of Changes in Net Assets
For the period
August 31, 2007 through
December 31, 2007(a)

From Investment Activities:
Operations:
Net investment income (loss)	$18,237
Net realized gains (losses) on investments	(591,470)
Change in net unrealized appreciation/depreciation on investments	2,578

Change in net assets resulting from operations	(570,655)

Capital Transactions:
Proceeds from shares issued	11,125,476
Value of shares redeemed	(10,071,661)

Change in net assets resulting from capital transactions	1,053,815

Change in net assets	483,160
Net Assets:
Beginning of period	—

End of period	$483,160

Accumulated net investment income (loss)	$18,878

Share Transactions:
Issued	352,247
Redeemed	(336,498)

Change in shares	15,749

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP International

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
For the period
Aug. 31, 2007 through
Dec. 31, 2007(a)

Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.30
Net realized and unrealized gains (losses) on investments	0.38	(c)

Total income (loss) from investment activities	0.68

Net Asset Value, End of Period	$30.68

Total Return	2.27	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.76%
Net expenses(e)	1.63%
Net investment income (loss)(e)	2.95%

Supplemental Data:
Net assets, end of period (000’s)	$483
Portfolio turnover rate(f)	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP Emerging Markets

The ProFund VP Emerging Markets seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Bank of New York Emerging Markets 50 ADR® Index. For the period from fund inception, August 31, 2007, through December 31, 2007, the Fund had a total return of 17.07%, compared to a total return of 17.92%1 for the Index. For the period, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Bank of New York Emerging Markets 50 ADR Index is a free-float adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have Depositary Receipts that trade on a U.S. exchange or on the NASDAQ. The Index consists of companies from the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Israel, Russia, Indonesia, and Argentina. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the year, the top three performers were Petroleo Brasileiro (+131.41%), Companhia Vale do Rio Doce (+122.99%), and Companhia Vale do Rio Doce Class A Pref (+116.98%), while the bottom three performers in this group were Taiwan Semiconductor Manufacturing (–4.49%), America Movil (+40.65%), and Teva Pharmaceuticals (+50.98%).

As the ProFund VP Emerging Markets does not have more than six months of operating results, a line graph of a $10,000 investment or total return table are not presented.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The Index returns reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Emerging Markets

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Emerging Markets seeks daily investment results, before fees and expenses that correspond to the daily performance of the Bank of New York Emerging Markets 50 ADR Index.

Market Exposure
Investment Type	% of Net Assets

Swap Agreements	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Holdings

The ProFund VP Emerging Markets primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Bank of New York Emerging Markets 50 ADR Index - Composition
% of Index

Brazil	32%
China	22%
Korea	11%
Mexico	10%
Taiwan	7%
India	6%
South Africa	4%
Israel	3%
Russia	3%
Other	2%

PROFUNDS VP ProFund VP Emerging Markets	Schedule of Portfolio Investments December 31, 2007

U.S. Government Agency Obligations (21.7%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$721,000	$720,940

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $720,940)		720,940

Repurchase Agreements (86.6%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $721,164 (Collateralized by $740,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $742,757)	721,000	721,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $721,158 (Collateralized by $730,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $741,679)	721,000	721,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $717,165 (Collateralized by $674,000 Federal National Mortgage Association, 7.125%, 6/15/10, market value $731,605)	717,000	717,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $721,063 (Collateralized by $732,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $736,353)	721,000	721,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,880,000)		2,880,000

TOTAL INVESTMENT SECURITIES
(Cost $3,600,940)—108.3%		3,600,940
Net other assets (liabilities)—(8.3)%		(276,364)

NET ASSETS—100.0%		$3,324,576

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Bank of New York Emerging Markets 50 ADR Index expiring 1/29/08	$3,317,730	$(21,762)

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Emerging Markets

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $720,940)	$720,940
Repurchase agreements, at cost	2,880,000

Total Investment Securities	3,600,940
Cash	804
Segregated cash balances with custodian for swap agreements	67
Interest receivable	275
Receivable for capital shares issued	254,443

Total Assets	3,856,529

Liabilities:
Payable for capital shares redeemed	498,366
Unrealized loss on swap agreements	21,762
Advisory fees payable	2,539
Management services fees payable	339
Administration fees payable	56
Administrative services fees payable	3,464
Distribution fees payable	3,570
Trustee fees payable	1
Transfer agency fees payable	314
Fund accounting fees payable	85
Compliance services fees payable	66
Other accrued expenses	1,391

Total Liabilities	531,953

Net Assets	$3,324,576

Net Assets consist of:
Capital	$3,289,497
Accumulated net investment income (loss)	53,952
Accumulated net realized gains (losses) on investments	2,889
Net unrealized appreciation (depreciation) on investments	(21,762)

Net Assets	$3,324,576

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	94,649

Net Asset Value (offering and redemption price per share)	$35.13

Statement of Operations
For the period August 31, 2007 through December 31, 2007(a)

Investment Income:
Interest	$78,506

Expenses:
Advisory fees	12,485
Management services fees	2,497
Administration fees	74
Transfer agency fees	587
Administrative services fees	4,020
Distribution fees	4,162
Custody fees	1,028
Fund accounting fees	83
Trustee fees	17
Compliance services fees	65
Printing and mailing fees	1,605
Other fees	1,417

Total Gross Expenses before reductions	28,040
Less Expenses reduced by the Advisor	(939)

Total Net Expenses	27,101

Net Investment Income (Loss)	51,405

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on swap agreements	2,889
Change in net unrealized appreciation/depreciation on investments	(21,762)

Net Realized and Unrealized Gains (Losses) on Investments	(18,873)

Change in Net Assets Resulting from Operations	$32,532

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Emerging Markets

Statement of Changes in Net Assets
For the period
August 31, 2007 through
December 31, 2007(a)

From Investment Activities:
Operations:
Net investment income (loss)	$51,405
Net realized gains (losses) on investments	2,889
Change in net unrealized appreciation/depreciation on investments	(21,762)

Change in net assets resulting from operations	32,532

Capital Transactions:
Proceeds from shares issued	13,780,856
Value of shares redeemed	(10,488,812)

Change in net assets resulting from capital transactions	3,292,044

Change in net assets	3,324,576
Net Assets:
Beginning of period	—

End of period	$3,324,576

Accumulated net investment income (loss)	$53,952

Share Transactions:
Issued	403,944
Redeemed	(309,295)

Change in shares	94,649

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Emerging Markets

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
For the period
Aug. 31, 2007 through
Dec. 31, 2007(a)

Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.35
Net realized and unrealized gains (losses) on investments	4.78	(c)

Total income (loss) from investment activities	5.13

Net Asset Value, End of Period	$35.13

Total Return	17.07	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.68%
Net expenses(e)	1.63%
Net investment income (loss)(e)	3.09%

Supplemental Data:
Net assets, end of period (000’s)	$3,325
Portfolio turnover rate(f)	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP Japan

The ProFund VP Japan seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. Since the Japanese markets are not open when this ProFund VP values its shares, it determines its success in meeting this investment objective by comparing its daily return on a given day with the market price performance of related futures contracts traded in the United States.

For the year ended December 31, 2007, the Fund had a total return of –9.99%, compared to a total return of –5.23% for the Index measured in unhedged USD terms, or –10.23% as measured in local (yen) terms.1 The U.S. dollar-denominated Nikkei futures contracts held in the fund are not directly impacted by the Dollar/Yen exchange rate, which may cause the fund to over or underperform versus the performance of the Nikkei 225 Stock Average measured in unhedged USD depending upon whether the dollar rises or falls in value versus the yen. In 2007, the Fund performed inline with the Index as measured in local (yen) terms. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the U.S.-traded U.S. dollar-denominated futures contract.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Nikkei 225 Stock Average is a modified price-weighted index of 225 large, actively traded Japanese stocks traded on the Tokyo Stock Exchange. The Index is computed and distributed by the Nihon Keizai Shimbun.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers in local (yen) terms were KDDI Corp (+4.26%), Softbank Corp (–0.13%), and Fanuc Ltd (–5.77%), while the bottom three performers in this group were Fast Retailing (–28.64%), Tokyo Electronics (–25.62%), and Canon (–20.97%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Japan from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Japan	5/1/02	–9.99%	14.05%	6.28%	1.66%	1.63%

Nikkei 225 Stock Average - USD terms	5/1/02	–5.23%	14.43%	8.32%	N/A	N/A

Nikkei 225 Stock Average - Local (yen) terms	5/1/02	–10.23%	13.34%	6.04%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. Unhedged U.S. dollar performance is calculated by converting U.S. dollars to yen at the beginning of the period and back to dollars at the end of the period. “Local (yen)” returns are theoretical Index returns experienced by local residents living in Japan. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Japan

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007
Investment Objective: The ProFund VP Japan seeks daily investment results, before fees and expenses that correspond to the daily performance of the Nikkei 225 Stock Average.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	98%
Option	NM

Total Exposure	98%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Holdings

The ProFund VP Japan primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Nikkei 225 Stock Average - Composition
% of Index

Industrial	28%
Consumer Cyclical	23%
Consumer Non-Cyclical	16%
Technology	9%
Financial	8%
Communications	8%
Basic Materials	6%
Energy	1%
Utilities	1%

PROFUNDS VP ProFund VP Japan	Schedule of Portfolio Investments December 31, 2007

U.S. Government Agency Obligations (18.8%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08	$4,727,000	$4,726,606

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $4,726,606)		4,726,606

Repurchase Agreements (75.3%)
HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $4,728,077 (Collateralized by $4,368,000 Federal National Mortgage Association, 7.25%, 1/15/10, market value $4,821,852)	4,727,000	4,727,000
Merrill Lynch, 3.95%, 1/2/08, dated 12/31/07, with a repurchase price of $4,728,037 (Collateralized by $4,750,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $4,825,993)	4,727,000	4,727,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $4,723,089 (Collateralized by $4,801,000 of various U.S. Treasury Securities, 4.00% - 4.125%, 11/3/09-4/15/10, market value $4,867,975)	4,722,000	4,722,000
UMB, 1.57%, 1/2/08, dated 12/31/07, with a repurchase price of $4,727,412 (Collateralized by $4,792,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $4,820,495)	4,727,000	4,727,000

TOTAL REPURCHASE AGREEMENTS
(Cost $18,903,000)		18,903,000

Options Purchased(NM)
	Contracts

Nikkei 225 Futures Put Option 9000 expiring March 2008	100	1,989

TOTAL OPTIONS PURCHASED
(Cost $2,899)		1,989

TOTAL INVESTMENT SECURITIES
(Cost $23,632,505)—94.1%		23,631,595
Net other assets (liabilities)—5.9%		1,470,179

NET ASSETS—100.0%		$25,101,774

NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Purchased
Unrealized
Appreciation
(Depreciation)

Nikkei 225 Futures Contract expiring March 2008 (Underlying face amount at value, $24,643,125)	325	$(1,452,013)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Japan

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $4,729,505)	$4,728,595
Repurchase agreements, at cost	18,903,000

Total Investment Securities	23,631,595
Segregated cash balances with brokers for futures contracts	1,458,856
Interest receivable	1,808
Receivable for capital shares issued	325,473
Prepaid expenses	202

Total Assets	25,417,934

Liabilities:
Cash overdraft	4,214
Variation margin on futures contracts	268,125
Advisory fees payable	16,193
Management services fees payable	2,159
Administration fees payable	675
Administrative services fees payable	7,755
Distribution fees payable	5,597
Trustee fees payable	4
Transfer agency fees payable	1,513
Fund accounting fees payable	1,043
Compliance services fees payable	669
Other accrued expenses	8,213

Total Liabilities	316,160

Net Assets	$25,101,774

Net Assets consist of:
Capital	$30,802,016
Accumulated net investment income (loss)	1,770,821
Accumulated net realized gains (losses) on investments	(6,018,140)
Net unrealized appreciation (depreciation) on investments	(1,452,923)

Net Assets	$25,101,774

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,038,141

Net Asset Value (offering and redemption price per share)	$24.18

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$2,611,104

Expenses:
Advisory fees	386,732
Management services fees	77,347
Administration fees	16,165
Transfer agency fees	17,132
Administrative services fees	179,972
Distribution fees	128,911
Custody fees	6,530
Fund accounting fees	23,001
Trustee fees	878
Compliance services fees	857
Other fees	28,541

Total Gross Expenses before reductions	866,066
Less Expenses reduced by the Advisor	(25,783)

Total Net Expenses	840,283

Net Investment Income (Loss)	1,770,821

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(3,767)
Net realized gains (losses) on futures contracts	(478,181)
Change in net unrealized appreciation/depreciation on investments	(4,596,574)

Net Realized and Unrealized Gains (Losses) on Investments	(5,078,522)

Change in Net Assets Resulting from Operations	$(3,307,701)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Japan

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,770,821	$2,406,260
Net realized gains (losses) on investments	(481,948)	(325,180)
Change in net unrealized appreciation/depreciation on investments	(4,596,574)	(1,538,978)

Change in net assets resulting from operations	(3,307,701)	542,102

Distributions to Shareholders From:
Net investment income	(2,406,260)	(616,089)
Net realized gains on investments	—	(18,291,662)

Change in net assets resulting from distributions	(2,406,260)	(18,907,751)

Capital Transactions:
Proceeds from shares issued	134,013,228	195,438,192
Dividends reinvested	2,406,260	18,907,751
Value of shares redeemed	(173,630,835)	(257,108,253)

Change in net assets resulting from capital transactions	(37,211,347)	(42,762,310)

Change in net assets	(42,925,308)	(61,127,959)
Net Assets:
Beginning of period	68,027,082	129,155,041

End of period	$25,101,774	$68,027,082

Accumulated net investment income (loss)	$1,770,821	$2,406,260

Share Transactions:
Issued	4,671,235	5,355,733
Reinvested	94,959	730,029
Redeemed	(6,107,463)	(7,005,385)

Change in shares	(1,341,269)	(919,623)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Japan

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$28.59	$39.15	$27.62	$27.84	$21.96

Investment Activities:
Net investment income (loss)(a)	0.98	1.10	0.49	(0.21)	(0.28)
Net realized and unrealized gains (losses) on investments	(3.76)	1.77 (b)	11.04	2.20	6.16

Total income (loss) from investment activities	(2.78)	2.87	11.53	1.99	5.88

Distributions to Shareholders From:
Net investment income	(1.63)	(0.44)	—	—	—
Net realized gains on investments	—	(12.99)	—	(2.21)	—

Total distributions	(1.63)	(13.43)	—	(2.21)	—

Net Asset Value, End of Period	$24.18	$28.59	$39.15	$27.62	$27.84

Total Return	(9.99)%	10.86%	41.78%	7.56%	26.78%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.73%	1.83%	1.85%	1.95%
Net expenses	1.63%	1.70%	1.83%	1.85%	1.95%
Net investment income (loss)	3.44%	3.06%	1.52%	(0.72)%	(1.12)%

Supplemental Data:
Net assets, end of period (000’s)	$25,102	$68,027	$129,155	$27,659	$25,188
Portfolio turnover rate(c)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP UltraBull

The ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P 500® Index. Prior to May 1, 2003, ProFund VP UltraBull was named “ProFund VP Bull Plus” and sought daily investment results, before fees and expenses, which corresponded to 150% of the daily performance of the S&P 500 Index. For the year ended December 31, 2007, the Fund had a total return of 0.85%, compared to a total return of 5.49%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Apple Inc (+133.47%), Chevron Corp (+30.56%) and Exxon Mobil (+24.34%), while the bottom three performers in this group were Bank of America (–18.86%), Cisco Systems (–0.95%), and General Electric (+2.69%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraBull from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP UltraBull	1/22/01	0.85%	17.94%	1.43%	1.72%	1.63%

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP UltraBull

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP UltraBull seeks daily investment results, before fees and expenses that correspond to twice the daily performance of the S&P 500 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	80%
Futures Contracts	38%
Swap Agreements	82%

Total Exposure	200%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Exxon Mobil Corp.	3.2%
General Electric Co.	2.3%
Microsoft Corp.	1.8%
AT&T, Inc.	1.6%
Procter & Gamble Co.	1.4%

S&P 500 Index - Composition
% of Index

Consumer Non-Cyclical	20%
Financial	18%
Energy	13%
Industrial	12%
Technology	12%
Communications	11%
Consumer Cyclical	7%
Utilities	4%
Basic Materials	3%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP UltraBull	December 31, 2007

Common Stocks (80.3%)
	Shares	Value

3M Co.(^) (Miscellaneous Manufacturing)	2,751	$231,964
Abbott Laboratories (Pharmaceuticals)	5,985	336,058
Abercrombie & Fitch Co.—Class A (Retail)	315	25,191
ACE, Ltd.ADR (Insurance)	1,260	77,843
Adobe Systems, Inc.* (Software)	2,226	95,117
Advanced Micro Devices, Inc.* (Semiconductors)	2,331	17,483
Aetna, Inc. (Healthcare-Services)	1,932	111,534
Affiliated Computer Services, Inc.—Class A* (Computers)	378	17,048
AFLAC, Inc. (Insurance)	1,890	118,371
Agilent Technologies, Inc.* (Electronics)	1,491	54,779
Air Products & Chemicals, Inc. (Chemicals)	819	80,778
Akamai Technologies, Inc.* (Internet)	630	21,798
Alcoa, Inc. (Mining)	3,276	119,738
Allegheny Energy, Inc. (Electric)	630	40,074
Allegheny Technologies, Inc. (Iron/Steel)	378	32,659
Allergan, Inc. (Pharmaceuticals)	1,176	75,546
Allied Waste Industries, Inc.* (Environmental Control)	1,113	12,265
Allstate Corp. (Insurance)	2,205	115,167
Altera Corp. (Semiconductors)	1,302	25,155
Altria Group, Inc. (Agriculture)	8,169	617,413
Amazon.com, Inc.* (Internet)	1,176	108,945
Ambac Financial Group, Inc. (Insurance)	378	9,741
Ameren Corp. (Electric)	798	43,260
American Capital Strategies, Ltd. (Investment Companies)	735	24,226
American Electric Power, Inc. (Electric)	1,533	71,376
American Express Co. (Diversified Financial Services)	4,536	235,963
American International Group, Inc. (Insurance)	9,849	574,197
American Tower Corp.* (Telecommunications)	1,554	66,200
Ameriprise Financial, Inc. (Diversified Financial Services)	882	48,607
AmerisourceBergen Corp. (Pharmaceuticals)	651	29,210
Amgen, Inc.* (Biotechnology)	4,221	196,023
Anadarko Petroleum Corp. (Oil & Gas)	1,806	118,636
Analog Devices, Inc. (Semiconductors)	1,176	37,279
Anheuser-Busch Cos., Inc. (Beverages)	2,835	148,384
AON Corp. (Insurance)	1,134	54,080
Apache Corp. (Oil & Gas)	1,281	137,759
Apartment Investment and Management Co.—Class A (REIT)	357	12,399
Apollo Group, Inc.—Class A* (Commercial Services)	525	36,829
Apple Computer, Inc.* (Computers)	3,381	669,708
Applera Corp.—Applied Biosystems Group (Electronics)	651	22,082
Applied Materials, Inc. (Semiconductors)	5,334	94,732
Archer-Daniels-Midland Co. (Agriculture)	2,478	115,054
Ashland, Inc. (Chemicals)	210	9,960
Assurant, Inc. (Insurance)	357	23,883
AT&T, Inc. (Telecommunications)	23,541	978,364
Autodesk, Inc.* (Software)	882	43,888
Automatic Data Processing, Inc. (Software)	2,037	90,708
AutoNation, Inc.* (Retail)	525	8,222
AutoZone, Inc.* (Retail)	168	20,145
Avalonbay Communities, Inc. (REIT)	294	27,677
Avery Dennison Corp. (Household Products/Wares)	399	21,203
Avon Products, Inc. (Cosmetics/Personal Care)	1,659	65,580
Baker Hughes, Inc. (Oil & Gas Services)	1,218	98,780
Ball Corp. (Packaging & Containers)	378	17,010
Bank of America Corp. (Banks)	17,220	710,497
Bank of New York Mellon Corp. (Banks)	4,410	215,032
Bard (C.R.), Inc. (Healthcare-Products)	378	35,834
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	399	21,187
Baxter International, Inc. (Healthcare-Products)	2,457	142,629
BB&T Corp. (Banks)	2,121	65,051
Bear Stearns Cos., Inc. (Diversified Financial Services)	441	38,918
Becton, Dickinson & Co. (Healthcare-Products)	945	78,983
Bed Bath & Beyond, Inc.* (Retail)	1,008	29,625
Bemis Co., Inc. (Packaging & Containers)	378	10,350
Best Buy Co., Inc. (Retail)	1,344	70,762
Big Lots, Inc.* (Retail)	336	5,373
Biogen Idec, Inc.* (Biotechnology)	1,134	64,547
BJ Services Co. (Oil & Gas Services)	1,134	27,511
Black & Decker Corp. (Hand/Machine Tools)	231	16,089
BMC Software, Inc.* (Software)	756	26,944
Boeing Co. (Aerospace/Defense)	3,003	262,642
Boston Properties, Inc. (REIT)	462	42,416
Boston Scientific Corp.* (Healthcare-Products)	5,208	60,569

See accompanying notes to the financial statements.
116

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP UltraBull	December 31, 2007

Common Stocks, continued

	Shares	Value

Bristol-Myers Squibb Co. (Pharmaceuticals)	7,665	$203,276
Broadcom Corp.—Class A* (Semiconductors)	1,827	47,758
Brown-Forman Corp. (Beverages)	315	23,345
Brunswick Corp. (Leisure Time)	336	5,729
Burlington Northern Santa Fe Corp. (Transportation)	1,155	96,131
C.H. Robinson Worldwide, Inc. (Transportation)	651	35,232
CA, Inc. (Software)	1,512	37,724
Campbell Soup Co. (Food)	861	30,764
Capital One Financial Corp. (Diversified Financial Services)	1,512	71,457
Cardinal Health, Inc. (Pharmaceuticals)	1,386	80,041
Carnival Corp.—Class AADR (Leisure Time)	1,680	74,743
Caterpillar, Inc. (Machinery-Construction & Mining)	2,457	178,280
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	756	16,292
CBS Corp.—Class B (Media)	2,646	72,103
Celgene Corp.* (Biotechnology)	1,491	68,899
CenterPoint Energy, Inc. (Electric)	1,239	21,224
Centex Corp. (Home Builders)	462	11,670
CenturyTel, Inc. (Telecommunications)	420	17,413
Chesapeake Energy Corp. (Oil & Gas)	1,743	68,326
ChevronTexaco Corp. (Oil & Gas)	8,190	764,373
Chubb Corp. (Insurance)	1,470	80,233
Ciena Corp.* (Telecommunications)	315	10,745
CIGNA Corp. (Insurance)	1,071	57,545
Cincinnati Financial Corp. (Insurance)	630	24,910
Cintas Corp. (Textiles)	504	16,944
Circuit City Stores, Inc. (Retail)	651	2,734
Cisco Systems, Inc.* (Telecommunications)	23,541	637,255
CIT Group, Inc. (Diversified Financial Services)	735	17,662
Citigroup, Inc. (Diversified Financial Services)	19,383	570,636
Citizens Communications Co. (Telecommunications)	1,260	16,040
Citrix Systems, Inc.* (Software)	735	27,937
Clear Channel Communications, Inc. (Media)	1,932	66,693
Clorox Co. (Household Products/Wares)	525	34,214
CME Group, Inc. (Diversified Financial Services)	210	144,060
CMS Energy Corp. (Electric)	861	14,964
Coach, Inc.* (Apparel)	1,428	43,668
Coca-Cola Co. (Beverages)	7,707	472,979
Coca-Cola Enterprises, Inc. (Beverages)	1,092	28,425
Cognizant Technology Solutions Corp.* (Computers)	1,113	37,775
Colgate-Palmolive Co. (Cosmetics/Personal Care)	1,974	153,893
Comcast Corp.—Special Class A* (Media)	11,928	217,805
Comerica, Inc. (Banks)	567	24,682
Commerce Bancorp, Inc. (Banks)	756	28,834
Computer Sciences Corp.* (Computers)	672	33,244
Compuware Corp.* (Software)	1,092	9,697
ConAgra Foods, Inc. (Food)	1,890	44,963
ConocoPhillips (Oil & Gas)	6,195	547,018
CONSOL Energy, Inc. (Coal)	693	49,563
Consolidated Edison, Inc. (Electric)	1,050	51,293
Constellation Brands, Inc.* (Beverages)	735	17,375
Constellation Energy Group, Inc. (Electric)	693	71,053
Convergys Corp.* (Commercial Services)	504	8,296
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	693	36,646
Corning, Inc. (Telecommunications)	6,111	146,603
Costco Wholesale Corp. (Retail)	1,680	117,197
Countrywide Credit Industries, Inc. (Diversified Financial Services)	2,247	20,088
Coventry Health Care, Inc.* (Healthcare-Services)	588	34,839
Covidien, Ltd.ADR (Healthcare-Products)	1,932	85,568
CSX Corp. (Transportation)	1,617	71,116
Cummins, Inc. (Machinery-Diversified)	378	48,146
CVS Corp. (Retail)	5,733	227,887
D.R. Horton, Inc. (Home Builders)	1,071	14,105
Danaher Corp. (Miscellaneous Manufacturing)	966	84,757
Darden Restaurants, Inc. (Retail)	546	15,130
Dean Foods Co. (Food)	504	13,033
Deere & Co. (Machinery-Diversified)	1,722	160,353
Dell, Inc.* (Computers)	8,694	213,090
Developers Diversified Realty Corp. (REIT)	462	17,690
Devon Energy Corp. (Oil & Gas)	1,722	153,103
Dillards, Inc.—Class A (Retail)	210	3,944
DIRECTV Group, Inc.* (Media)	2,772	64,089
Discover Financial Services (Diversified Financial Services)	1,848	27,868
Dominion Resources, Inc. (Electric)	2,268	107,617
Dover Corp. (Miscellaneous Manufacturing)	756	34,844
DTE Energy Co. (Electric)	630	27,695
Du Pont (Chemicals)	3,486	153,698
Duke Energy Corp. (Electric)	4,893	98,692
Dynegy, Inc.—Class A* (Electric)	1,911	13,645
E* TRADE Financial Corp.* (Diversified Financial Services)	1,638	5,815
Eastman Chemical Co. (Chemicals)	294	17,960
Eastman Kodak Co. (Miscellaneous Manufacturing)	1,113	24,341
Eaton Corp. (Miscellaneous Manufacturing)	567	54,971
eBay, Inc.* (Internet)	4,410	146,368
Ecolab, Inc. (Chemicals)	672	34,413
Edison International (Electric)	1,260	67,246
El Paso Corp. (Pipelines)	2,709	46,703
Electronic Arts, Inc.* (Software)	1,218	71,143
Electronic Data Systems Corp. (Computers)	1,974	40,921
Eli Lilly & Co. (Pharmaceuticals)	3,822	204,057
Embarq Corp. (Telecommunications)	588	29,124
EMC Corp.* (Computers)	8,148	150,982
Emerson Electric Co. (Electrical Components & Equipment)	3,045	172,530
Ensco International, Inc. (Oil & Gas)	546	32,553
Entergy Corp. (Electric)	735	87,847
EOG Resources, Inc. (Oil & Gas)	945	84,341
Equifax, Inc. (Commercial Services)	504	18,325
Equity Residential Properties Trust (REIT)	1,050	38,294
Exelon Corp. (Electric)	2,562	209,162
Expedia, Inc.* (Internet)	798	25,233
Expeditors International of Washington, Inc. (Transportation)	819	36,593
Express Scripts, Inc.* (Pharmaceuticals)	966	70,518
Exxon Mobil Corp. (Oil & Gas)	21,210	1,987,165
Family Dollar Stores, Inc. (Retail)	525	10,096
Fannie Mae (Diversified Financial Services)	3,780	151,124
Federated Investors, Inc.—Class B (Diversified Financial Services)	315	12,965
FedEx Corp. (Transportation)	1,197	106,736
Fidelity National Information Services, Inc. (Software)	651	27,075
Fifth Third Bancorp (Banks)	2,058	51,718
First Horizon National Corp. (Banks)	483	8,766
FirstEnergy Corp. (Electric)	1,176	85,072
Fiserv, Inc.* (Software)	630	34,959
Fluor Corp. (Engineering & Construction)	336	48,962
Ford Motor Co.* (Auto Manufacturers)	8,190	55,119
Forest Laboratories, Inc.* (Pharmaceuticals)	1,197	43,631
Fortune Brands, Inc. (Household Products/Wares)	588	42,548
FPL Group, Inc. (Electric)	1,575	106,580
Franklin Resources, Inc. (Diversified Financial Services)	609	69,688
Freddie Mac (Diversified Financial Services)	2,562	87,287

See accompanying notes to the financial statements.
117

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP UltraBull	December 31, 2007

Common Stocks, continued
	Shares	Value

Freeport-McMoRan Copper & Gold, Inc.—Class B (Mining)	1,470	$150,587
GameStop Corp.—Class A* (Retail)	609	37,825
Gannett Co., Inc. (Media)	882	34,398
General Dynamics Corp. (Aerospace/Defense)	1,554	138,290
General Electric Co. (Miscellaneous Manufacturing)	39,228	1,454,182
General Growth Properties, Inc. (REIT)	945	38,915
General Mills, Inc. (Food)	1,302	74,214
General Motors Corp. (Auto Manufacturers)	2,184	54,360
Genuine Parts Co. (Distribution/Wholesale)	651	30,141
Genworth Financial, Inc.—Class A (Diversified Financial Services)	1,701	43,290
Genzyme Corp.* (Biotechnology)	1,029	76,599
Gilead Sciences, Inc.* (Pharmaceuticals)	3,612	166,188
Goodrich Corp. (Aerospace/Defense)	483	34,105
Google, Inc.—Class A* (Internet)	882	609,885
H & R Block, Inc. (Commercial Services)	1,260	23,398
Halliburton Co. (Oil & Gas Services)	3,402	128,970
Harley-Davidson, Inc. (Leisure Time)	924	43,160
Harman International Industries, Inc. (Home Furnishings)	231	17,027
Harrah’s Entertainment, Inc. (Lodging)	714	63,367
Hartford Financial Services Group, Inc. (Insurance)	1,218	106,197
Hasbro, Inc. (Toys/Games/Hobbies)	567	14,504
Heinz (H.J.) Co. (Food)	1,218	56,856
Hercules, Inc. (Chemicals)	441	8,533
Hess Corp. (Oil & Gas)	1,071	108,021
Hewlett-Packard Co. (Computers)	9,996	504,598
Home Depot, Inc. (Retail)	6,552	176,511
Honeywell International, Inc. (Miscellaneous Manufacturing)	2,898	178,430
Hospira, Inc.* (Pharmaceuticals)	609	25,968
Host Marriott Corp. (REIT)	2,016	34,353
Hudson City Bancorp, Inc. (Savings & Loans)	2,016	30,280
Humana, Inc.* (Healthcare-Services)	651	49,027
Huntington Bancshares, Inc. (Banks)	1,407	20,767
IAC/InterActiveCorp* (Internet)	714	19,221
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	1,596	85,450
IMS Health, Inc. (Software)	735	16,934
Ingersoll-Rand Co.—Class AADR (Miscellaneous Manufacturing)	1,050	48,794
Integrys Energy Group, Inc. (Electric)	294	15,197
Intel Corp. (Semiconductors)	22,701	605,209
IntercontinentalExchange, Inc.* (Diversified Financial Services)	252	48,510
International Business Machines Corp. (Computers)	5,334	576,605
International Flavors & Fragrances, Inc. (Chemicals)	315	15,161
International Game Technology (Entertainment)	1,218	53,507
International Paper Co. (Forest Products & Paper)	1,659	53,718
Interpublic Group of Cos., Inc.* (Advertising)	1,827	14,817
Intuit, Inc.* (Software)	1,281	40,492
ITT Industries, Inc. (Miscellaneous Manufacturing)	693	45,766
J.C. Penney Co., Inc. (Retail)	861	37,875
J.P. Morgan Chase & Co. (Diversified Financial Services)	13,041	569,240
Jabil Circuit, Inc. (Electronics)	798	12,185
Jacobs Engineering Group, Inc.* (Engineering & Construction)	462	44,172
Janus Capital Group, Inc. (Diversified Financial Services)	588	19,316
JDS Uniphase Corp.* (Telecommunications)	840	11,172
Johnson & Johnson (Healthcare-Products)	11,109	740,970
Johnson Controls, Inc. (Auto Parts & Equipment)	2,289	82,496
Jones Apparel Group, Inc. (Apparel)	315	5,037
Juniper Networks, Inc.* (Telecommunications)	2,016	66,931
KB Home (Home Builders)	294	6,350
Kellogg Co. (Food)	1,008	52,849
KeyCorp (Banks)	1,491	34,964
Kimberly-Clark Corp. (Household Products/Wares)	1,638	113,579
Kimco Realty Corp. (REIT)	966	35,162
King Pharmaceuticals, Inc.* (Pharmaceuticals)	945	9,677
KLA-Tencor Corp. (Semiconductors)	693	33,375
Kohls Corp.* (Retail)	1,218	55,784
Kraft Foods, Inc. (Food)	6,006	195,976
Kroger Co. (Food)	2,625	70,114
L-3 Communications Holdings, Inc. (Aerospace/Defense)	483	51,169
Laboratory Corp. of America Holdings* (Healthcare-Services)	441	33,309
Legg Mason, Inc. (Diversified Financial Services)	504	36,868
Leggett & Platt, Inc. (Miscellaneous Manufacturing)	651	11,353
Lehman Brothers Holdings, Inc. (Diversified Financial Services)	2,058	134,676
Lennar Corp.—Class A (Home Builders)	525	9,392
Leucadia National Corp. (Holding Companies-Diversified)	651	30,662
Lexmark International, Inc.—Class A* (Computers)	357	12,445
Limited, Inc. (Retail)	1,197	22,659
Lincoln National Corp. (Insurance)	1,029	59,908
Linear Technology Corp. (Semiconductors)	861	27,406
Liz Claiborne, Inc. (Apparel)	378	7,692
Lockheed Martin Corp. (Aerospace/Defense)	1,344	141,469
Loews Corp. (Insurance)	1,701	85,628
Lowe’s Cos., Inc. (Retail)	5,670	128,255
LSI Logic Corp.* (Semiconductors)	2,730	14,496
M&T Bank Corp. (Banks)	273	22,269
Macy’s, Inc. (Retail)	1,680	43,462
Manitowoc Co. (Machinery-Diversified)	504	24,610
Marathon Oil Corp. (Oil & Gas)	2,751	167,426
Marriott International, Inc.—Class A (Lodging)	1,197	40,913
Marsh & McLennan Cos., Inc. (Insurance)	2,016	53,364
Marshall & Ilsley Corp. (Banks)	987	26,136
Masco Corp. (Building Materials)	1,428	30,859
Mattel, Inc. (Toys/Games/Hobbies)	1,407	26,789
MBIA, Inc. (Insurance)	483	8,998
McCormick & Co., Inc. (Food)	483	18,311
McDonald’s Corp. (Retail)	4,578	269,690
McGraw-Hill Cos., Inc. (Media)	1,260	55,201
McKesson Corp. (Commercial Services)	1,113	72,913
MeadWestvaco Corp. (Forest Products & Paper)	714	22,348
Medco Health Solutions, Inc.* (Pharmaceuticals)	1,029	104,341
Medtronic, Inc. (Healthcare-Products)	4,389	220,635
MEMC Electronic Materials, Inc.* (Semiconductors)	882	78,048
Merck & Co., Inc. (Pharmaceuticals)	8,442	490,565
Meredith Corp. (Media)	147	8,082
Merrill Lynch & Co., Inc. (Diversified Financial Services)	3,318	178,110
MetLife, Inc. (Insurance)	2,856	175,987
MGIC Investment Corp. (Insurance)	315	7,065
Microchip Technology, Inc. (Semiconductors)	819	25,733
Micron Technology, Inc.* (Semiconductors)	2,940	21,315
Microsoft Corp. (Software)	31,227	1,111,681
Millipore Corp.* (Biotechnology)	210	15,368
Molex, Inc. (Electrical Components & Equipment)	546	14,906
Molson Coors Brewing Co.—Class B (Beverages)	525	27,101
Monsanto Co. (Agriculture)	2,121	236,894
Monster Worldwide, Inc.* (Internet)	483	15,649
Moody’s Corp. (Commercial Services)	819	29,238

See accompanying notes to the financial statements.
118

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP UltraBull	December 31, 2007

Common Stocks, continued
	Shares	Value

Morgan Stanley Dean Witter & Co. (Diversified Financial Services)	4,116	$218,601
Motorola, Inc. (Telecommunications)	8,862	142,146
Murphy Oil Corp. (Oil & Gas)	714	60,576
Mylan Laboratories, Inc. (Pharmaceuticals)	1,155	16,239
Nabors Industries, Ltd.ADR* (Oil & Gas)	1,092	29,910
National City Corp. (Banks)	2,457	40,442
National Semiconductor Corp. (Semiconductors)	903	20,444
National-Oilwell Varco, Inc.* (Oil & Gas Services)	1,365	100,273
Network Appliance, Inc.* (Computers)	1,323	33,022
Newell Rubbermaid, Inc. (Housewares)	1,071	27,717
Newmont Mining Corp. (Mining)	1,743	85,111
News Corp.—Class A (Media)	8,967	183,734
Nicor, Inc. (Gas)	168	7,115
NIKE, Inc.—Class B (Apparel)	1,491	95,782
NiSource, Inc. (Electric)	1,050	19,835
Noble Corp.ADR (Oil & Gas)	1,029	58,149
Noble Energy, Inc. (Oil & Gas)	651	51,768
Nordstrom, Inc. (Retail)	714	26,225
Norfolk Southern Corp. (Transportation)	1,491	75,206
Northern Trust Corp. (Banks)	735	56,286
Northrop Grumman Corp. (Aerospace/Defense)	1,302	102,389
Novell, Inc.* (Software)	1,344	9,233
Novellus Systems, Inc.* (Semiconductors)	441	12,158
Nucor Corp. (Iron/Steel)	1,113	65,912
NVIDIA Corp.* (Semiconductors)	2,142	72,871
NYSE Euronext (Diversified Financial Services)	1,029	90,315
Occidental Petroleum Corp. (Oil & Gas)	3,213	247,369
Office Depot, Inc.* (Retail)	1,050	14,606
OfficeMax, Inc. (Retail)	273	5,640
Omnicom Group, Inc. (Advertising)	1,260	59,888
Oracle Corp.* (Software)	15,309	345,677
PACCAR, Inc. (Auto Manufacturers)	1,428	77,797
Pactiv Corp.* (Packaging & Containers)	504	13,422
Pall Corp. (Miscellaneous Manufacturing)	462	18,628
Parker Hannifin Corp. (Miscellaneous Manufacturing)	651	49,027
Patriot Coal Corp.* (Coal)	86	3,590
Patterson Cos., Inc.* (Healthcare-Products)	525	17,824
Paychex, Inc. (Commercial Services)	1,281	46,398
Peabody Energy Corp. (Coal)	1,008	62,133
Pepco Holdings, Inc. (Electric)	777	22,789
PepsiCo, Inc. (Beverages)	6,237	473,388
PerkinElmer, Inc. (Electronics)	441	11,475
Pfizer, Inc. (Pharmaceuticals)	26,502	602,390
PG&E Corp. (Electric)	1,365	58,818
Pinnacle West Capital Corp. (Electric)	378	16,031
Pitney Bowes, Inc. (Office/Business Equipment)	840	31,954
Plum Creek Timber Co., Inc. (Forest Products & Paper)	651	29,972
PNC Financial Services Group (Banks)	1,344	88,234
Polo Ralph Lauren Corp. (Apparel)	210	12,976
PPG Industries, Inc. (Chemicals)	630	44,245
PPL Corp. (Electric)	1,428	74,385
Praxair, Inc. (Chemicals)	1,218	108,049
Precision Castparts Corp. (Metal Fabricate/Hardware)	525	72,817
Principal Financial Group, Inc. (Insurance)	1,008	69,391
Procter & Gamble Co. (Cosmetics/Personal Care)	12,054	885,005
Progress Energy, Inc. (Electric)	987	47,800
Progressive Corp. (Insurance)	2,709	51,904
ProLogis (REIT)	987	62,556
Prudential Financial, Inc. (Insurance)	1,743	162,169
Public Service Enterprise Group, Inc. (Electric)	987	96,963
Public Storage, Inc. (REIT)	483	35,457
Pulte Homes, Inc. (Home Builders)	819	8,632
QLogic Corp.* (Semiconductors)	525	7,455
Qualcomm, Inc. (Telecommunications)	6,342	249,558
Quest Diagnostics, Inc. (Healthcare-Services)	588	31,105
Questar Corp. (Pipelines)	651	35,219
Qwest Communications International, Inc.* (Telecommunications)	6,090	42,691
R.R. Donnelley & Sons Co. (Commercial Services)	819	30,909
RadioShack Corp. (Retail)	504	8,497
Range Resources Corp. (Oil & Gas)	567	29,121
Raytheon Co. (Aerospace/Defense)	1,659	100,701
Regions Financial Corp. (Banks)	2,688	63,571
Reynolds American, Inc. (Agriculture)	651	42,940
Robert Half International, Inc. (Commercial Services)	609	16,467
Rockwell Collins, Inc. (Aerospace/Defense)	630	45,341
Rockwell International Corp. (Machinery-Diversified)	567	39,100
Rohm & Haas Co. (Chemicals)	483	25,633
Rowan Cos., Inc. (Oil & Gas)	420	16,573
Ryder System, Inc. (Transportation)	210	9,872
SAFECO Corp. (Insurance)	357	19,878
Safeway, Inc. (Food)	1,701	58,191
SanDisk Corp.* (Computers)	882	29,256
Sara Lee Corp. (Food)	2,793	44,856
Schering-Plough Corp. (Pharmaceuticals)	6,279	167,273
Schlumberger, Ltd.ADR (Oil & Gas Services)	4,641	456,535
Sealed Air Corp. (Packaging & Containers)	609	14,092
Sears Holdings Corp.* (Retail)	273	27,860
Sempra Energy (Gas)	1,008	62,375
Sherwin-Williams Co. (Chemicals)	399	23,158
Sigma-Aldrich Corp. (Chemicals)	504	27,518
Simon Property Group, Inc. (REIT)	861	74,786
SLM Corp. (Diversified Financial Services)	1,596	32,143
Smith International, Inc. (Oil & Gas Services)	777	57,381
Snap-on, Inc. (Hand/Machine Tools)	210	10,130
Southern Co. (Electric)	2,940	113,925
Southwest Airlines Co. (Airlines)	2,835	34,587
Sovereign Bancorp, Inc. (Savings & Loans)	1,386	15,800
Spectra Energy Corp. (Pipelines)	2,436	62,898
Sprint Corp. (Telecommunications)	11,025	144,758
St. Jude Medical, Inc.* (Healthcare-Products)	1,323	53,767
Staples, Inc. (Retail)	2,730	62,981
Starbucks Corp.* (Retail)	2,835	58,032
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	756	33,287
State Street Corp. (Banks)	1,491	121,069
Stryker Corp. (Healthcare-Products)	924	69,041
Sun Microsystems, Inc.* (Computers)	3,213	58,252
Sunoco, Inc. (Oil & Gas)	441	31,946
SunTrust Banks, Inc. (Banks)	1,344	83,987
SuperValu, Inc. (Food)	819	30,729
Symantec Corp.* (Internet)	3,360	54,230
Sysco Corp. (Food)	2,352	73,406
T. Rowe Price Group, Inc. (Diversified Financial Services)	1,008	61,367
Target Corp. (Retail)	3,213	160,650
TECO Energy, Inc. (Electric)	798	13,734
Tellabs, Inc.* (Telecommunications)	1,701	11,125
Tenet Healthcare Corp.* (Healthcare-Services)	1,827	9,281
Teradata Corp.* (Computers)	693	18,995
Teradyne, Inc.* (Semiconductors)	672	6,948
Terex Corp.* (Machinery-Construction & Mining)	378	24,785
Tesoro Petroleum Corp. (Oil & Gas)	525	25,043
Texas Instruments, Inc. (Semiconductors)	5,418	180,961
Textron, Inc. (Miscellaneous Manufacturing)	966	68,876
The AES Corp.* (Electric)	2,583	55,250
The Charles Schwab Corp. (Diversified Financial Services)	3,633	92,823

See accompanying notes to the financial statements.
119

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP UltraBull	December 31, 2007

Common Stocks, continued
	Shares	Value

The Dow Chemical Co. (Chemicals)	3,654	$144,041
The E.W. Scripps Co.—Class A (Media)	336	15,123
The Estee Lauder Cos., Inc.—Class A (Cosmetics/Personal Care)	441	19,232
The Gap, Inc. (Retail)	1,806	38,432
The Goldman Sachs Group, Inc. (Diversified Financial Services)	1,533	329,672
The Goodyear Tire & Rubber Co.* (Auto Parts & Equipment)	924	26,075
The Hershey Co. (Food)	651	25,649
The New York Times Co.—Class A (Media)	546	9,571
The Pepsi Bottling Group, Inc. (Beverages)	525	20,717
The Stanley Works (Hand/Machine Tools)	315	15,271
The Travelers Companies, Inc. (Insurance)	2,499	134,446
The Williams Cos., Inc. (Pipelines)	2,289	81,900
Thermo Electron Corp.* (Electronics)	1,638	94,480
Tiffany & Co. (Retail)	525	24,166
Time Warner, Inc. (Media)	14,028	231,602
Titanium Metals Corp. (Mining)	336	8,887
TJX Cos., Inc. (Retail)	1,680	48,266
Torchmark Corp. (Insurance)	357	21,609
Total System Services, Inc.(a) (Software)	735	21,205
Trane, Inc. (Building Materials)	651	30,408
Transocean, Inc.ADR* (Oil & Gas)	1,218	174,357
Tyco Electronics, Ltd.ADR (Electronics)	1,911	70,955
Tyco International, Ltd.ADR (Miscellaneous Manufacturing)	1,911	75,771
Tyson Foods, Inc.—Class A (Food)	1,050	16,097
U.S. Bancorp (Banks)	6,699	212,626
Union Pacific Corp. (Transportation)	1,008	126,625
Unisys Corp.* (Computers)	1,344	6,357
United Parcel Service, Inc.—Class B (Transportation)	4,074	288,113
United States Steel Corp. (Iron/Steel)	441	53,321
United Technologies Corp. (Aerospace/Defense)	3,822	292,536
UnitedHealth Group, Inc. (Healthcare-Services)	4,998	290,884
UnumProvident Corp. (Insurance)	1,386	32,973
UST, Inc. (Agriculture)	588	32,222
V.F. Corp. (Apparel)	336	23,070
Valero Energy Corp. (Oil & Gas)	2,121	148,534
Varian Medical Systems, Inc.* (Healthcare-Products)	483	25,193
VeriSign, Inc.* (Internet)	840	31,592
Verizon Communications, Inc. (Telecommunications)	11,214	489,940
Viacom, Inc.—Class B* (Media)	2,541	111,601
Vornado Realty Trust (REIT)	504	44,327
Vulcan Materials Co. (Building Materials)	420	33,218
W.W. Grainger, Inc. (Distribution/Wholesale)	252	22,055
Wachovia Corp. (Banks)	7,665	291,500
Wal-Mart Stores, Inc. (Retail)	9,156	435,185
Walgreen Co. (Retail)	3,843	146,341
Walt Disney Co. (Media)	7,392	238,614
Washington Mutual, Inc. (Savings & Loans)	3,360	45,730
Washington Post Co.—Class B (Media)	21	16,620
Waste Management, Inc. (Environmental Control)	1,974	64,491
Waters Corp.* (Electronics)	378	29,888
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	399	10,829
Weatherford International, Ltd.ADR* (Oil & Gas Services)	1,302	89,317
WellPoint, Inc.* (Healthcare-Services)	2,205	193,445
Wells Fargo & Co. (Banks)	13,104	395,610
Wendy’s International, Inc. (Retail)	336	8,682
Western Union Co. (Commercial Services)	2,898	70,363
Weyerhaeuser Co. (Forest Products & Paper)	798	58,845
Whirlpool Corp. (Home Furnishings)	294	23,999
Whole Foods Market, Inc. (Food)	525	21,420
Windstream Corp. (Telecommunications)	1,848	24,061
Wrigley (WM.) Jr. Co. (Food)	840	49,182
Wyeth (Pharmaceuticals)	5,187	229,214
Wyndham Worldwide Corp. (Lodging)	672	15,832
Xcel Energy, Inc. (Electric)	1,617	36,496
Xerox Corp.* (Office/Business Equipment)	3,570	57,798
Xilinx, Inc. (Semiconductors)	1,134	24,801
XL Capital, Ltd.—Class AADR (Insurance)	672	33,808
XTO Energy, Inc. (Oil & Gas)	1,869	95,992
Yahoo!, Inc.* (Internet)	5,187	120,650
YUM! Brands, Inc. (Retail)	1,974	75,545
Zimmer Holdings, Inc.* (Healthcare-Products)	903	59,733
Zions Bancorp (Banks)	399	18,630

TOTAL COMMON STOCKS
(Cost $33,518,533)		49,699,600

Repurchase Agreements (17.7%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $3,010,686 (Collateralized by $2,998,000 of various U.S. Government Agency Obligations, 4.75%, 3/5/09-12/12/11, market value $3,074,654)	$3,010,000	3,010,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $7,961,835 (Collateralized by $7,840,000 of various U.S. Treasury Securities, 4.00% - 5.25%, 6/15/08-4/15/10, market value $8,132,498)	7,960,000	7,960,000

TOTAL REPURCHASE AGREEMENTS
(Cost $10,970,000)		10,970,000

TOTAL INVESTMENT SECURITIES
(Cost $44,488,533)—98.0%		60,669,600
Net other assets (liabilities)—2.0%		1,241,091

NET ASSETS—100.0%		$61,910,691

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
(^)	All or a portion of this security is designated on the ProFund VP UltraBull’s records as collateral for when-issued securities.
(a)	Represents a security purchased on a when-issued basis.
*	Non-income producing security
ADR	American Depositary Receipt

See accompanying notes to the financial statements.
120

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP UltraBull	December 31, 2007

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

S&P 500 Futures Contract expiring March 2008 (Underlying face amount at value $30,227,250)	82	$(532,304)

Futures Contracts Sold
E-Mini S&P 500 Futures Contract
expiring March 2008 (Underlying face
amount at value $7,003,875)	95	132,233

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the S&P 500 Index expiring 1/29/08	$49,562,408	$(291,128)
Equity Index Swap Agreement based on the S&P 500 Index expiring 1/29/08	1,258,663	(7,429)

ProFund VP UltraBull invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.1%
Aerospace/Defense	2.0%
Agriculture	1.8%
Airlines	0.1%
Apparel	0.3%
Auto Manufacturers	0.3%
Auto Parts & Equipment	0.1%
Banks	4.1%
Beverages	1.9%
Biotechnology	0.6%
Building Materials	0.3%
Chemicals	1.0%
Coal	0.2%
Commercial Services	0.6%
Computers	3.9%
Cosmetics/Personal Care	1.8%
Distribution/Wholesale	0.1%
Diversified Financial Services	5.5%
Electric	2.6%
Electrical Components & Equipment	0.3%
Electronics	0.5%
Engineering & Construction	0.2%
Entertainment	0.1%
Environmental Control	0.1%
Food	1.4%
Forest Products & Paper	0.3%
Gas	0.1%
Hand/Machine Tools	NM
Healthcare-Products	2.5%
Healthcare-Services	1.4%
Holding Companies-Diversified	0.1%
Home Builders	NM
Home Furnishings	NM
Household Products/Wares	0.4%
Housewares	NM
Insurance	3.4%
Internet	1.8%
Investment Companies	NM
Iron/Steel	0.3%
Leisure Time	0.2%
Lodging	0.3%
Machinery-Construction & Mining	0.3%
Machinery-Diversified	0.5%
Media	2.2%
Metal Fabricate/Hardware	0.1%
Mining	0.5%
Miscellaneous Manufacturing	4.1%
Office/Business Equipment	0.2%
Oil & Gas	8.5%
Oil & Gas Services	1.5%
Packaging & Containers	NM
Pharmaceuticals	4.6%
Pipelines	0.4%
REIT	0.9%
Real Estate	NM
Retail	3.9%
Savings & Loans	0.2%
Semiconductors	2.0%
Software	3.4%
Telecommunications	4.8%
Textiles	NM
Toys/Games/Hobbies	NM
Transportation	1.5%
Other**	19.7%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.
121

PROFUNDS VP
ProFund VP UltraBull

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $33,518,533)	$49,699,600
Repurchase agreements, at cost	10,970,000

Total Investment Securities	60,669,600
Segregated cash balances with brokers for futures contracts	1,166,358
Dividends and interest receivable	74,559
Receivable for capital shares issued	923,434
Receivable for investments sold	32,316
Prepaid expenses	175

Total Assets	62,866,442

Liabilities:
Cash overdraft	6,123
Payable for investments purchased	21,205
Payable for capital shares redeemed	320,243
Unrealized loss on swap agreements	298,557
Variation margin on futures contracts	196,875
Advisory fees payable	40,377
Management services fees payable	5,383
Administration fees payable	1,685
Administrative services fees payable	18,132
Distribution fees payable	18,518
Trustee fees payable	11
Transfer agency fees payable	3,397
Fund accounting fees payable	2,601
Compliance services fees payable	1,277
Other accrued expenses	21,367

Total Liabilities	955,751

Net Assets	$61,910,691

Net Assets consist of:
Capital	$72,903,218
Accumulated net investment income (loss)	570,814
Accumulated net realized gains (losses) on investments	(27,045,780)
Net unrealized appreciation (depreciation) on investments	15,482,439

Net Assets	$61,910,691

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,942,845

Net Asset Value (offering and redemption price per share)	$21.04

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$1,018,609
Interest	614,537

Total Investment Income	1,633,146

Expenses:
Advisory fees	489,001
Management services fees	97,801
Administration fees	20,350
Transfer agency fees	21,729
Administrative services fees	185,083
Distribution fees	163,000
Custody fees	40,229
Fund accounting fees	32,463
Trustee fees	1,051
Compliance services fees	2,061
Other fees	42,165

Total Gross Expenses before reductions	1,094,933
Less Expenses reduced by the Advisor	(32,601)

Total Net Expenses	1,062,332

Net Investment Income (Loss)	570,814

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	426,714
Net realized gains (losses) on futures contracts	(273,287)
Net realized gains (losses) on swap agreements	(1,389,407)
Change in net unrealized appreciation/depreciation on investments	(622,920)

Net Realized and Unrealized Gains (Losses) on Investments	(1,858,900)

Change in Net Assets Resulting from Operations	$(1,288,086)

See accompanying notes to the financial statements.
122

PROFUNDS VP
ProFund VP UltraBull

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$570,814	$433,351
Net realized gains (losses) on investments	(1,235,980)	8,962,805
Change in net unrealized appreciation/depreciation on investments	(622,920)	3,686,738

Change in net assets resulting from operations	(1,288,086)	13,082,894

Distributions to Shareholders From:
Net investment income	(433,351)	(178,786)
Net realized gains on investments	(7,143,757)	(2,629,597)

Change in net assets resulting from distributions	(7,577,108)	(2,808,383)

Capital Transactions:
Proceeds from shares issued	919,289,186	1,055,663,375
Dividends reinvested	7,577,108	2,808,383
Value of shares redeemed	(926,520,111)	(1,050,054,349)

Change in net assets resulting from capital transactions	346,183	8,417,409

Change in net assets	(8,519,011)	18,691,920
Net Assets:
Beginning of period	70,429,702	51,737,782

End of period	$61,910,691	$70,429,702

Accumulated net investment income (loss)	$570,814	$443,351

Share Transactions:
Issued	37,768,120	48,773,881
Reinvested	345,513	134,180
Redeemed	(38,124,598)	(48,459,760)

Change in shares	(10,965)	448,301

See accompanying notes to the financial statements.
123

PROFUNDS VP
ProFund VP UltraBull

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$23.84	$20.65	$22.84	$22.19	$14.51

Investment Activities:
Net investment income (loss)(a)	0.21	0.16	0.05	0.02	(0.05)
Net realized and unrealized gains (losses) on investments	0.12 (b)	4.40	0.49	3.55	7.73

Total income (loss) from investment activities	0.33	4.56	0.54	3.57	7.68

Distributions to Shareholders From:
Net investment income	(0.18)	(0.09)	(0.02)	—	—
Net realized gains on investments	(2.95)	(1.28)	(2.71)	(2.92)	—

Total distributions	(3.13)	(1.37)	(2.73)	(2.92)	—

Net Asset Value, End of Period	$21.04	$23.84	$20.65	$22.84	$22.19

Total Return	0.85%	23.06%	2.61%	17.18%	52.93%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.75%	1.88%	1.89%	2.07%
Net expenses	1.63%	1.72%	1.88%	1.89%	1.84%
Net investment income (loss)	0.88%	0.74%	0.24%	0.11%	(0.32)%

Supplemental Data:
Net assets, end of period (000’s)	$61,911	$70,430	$51,738	$96,514	$68,318
Portfolio turnover rate(c)	916%	1,411%	681%	830%	1,124%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.
124

ProFund VP UltraMid-Cap

The ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P MidCap 400® Index. For the year ended December 31, 2007, the Fund had a total return of 6.00%, compared to a total return of 7.97%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

Among the ten highest weighted index components at the beginning of the year that remained in the index for the entire year, the top three performers were Intuitive Surgical Inc (+236.81%), Denbury Resources (+114.11%), and FMC Technologies (+84.00%), while the bottom three performers in this group were Joy Global (+37.82%), Harris Corp (+37.98%), and Amphenol Corp (+49.63%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraMid-Cap from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP UltraMid-Cap	5/1/02	6.00%	24.60%	10.20%	1.70%	1.63%

S&P MidCap 400 Index	5/1/02	7.97%	16.19%	9.79%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP UltraMid-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses that correspond to twice the daily performance of the S&P MidCap 400 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	80%
Futures Contracts	70%
Swap Agreements	51%

Total Exposure	201%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Intuitive Surgical, Inc.	0.8%
Cameron International Corp.	0.7%
Southwestern Energy Co.	0.7%
Activision, Inc.	0.6%
Harris Corp.	0.6%

S&P MidCap 400 Index - Composition
% of Index

Consumer Non-Cyclical	20%
Industrial	17%
Financial	14%
Consumer Cyclical	11%
Energy	11%
Technology	9%
Utilities	7%
Basic Materials	6%
Communications	5%

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks (80.2%)
	Shares	Value

3Com Corp.*,(^) (Telecommunications)	19,250	$87,010
99 Cents Only Stores*,(^) (Retail)	1,925	15,323
ACI Worldwide, Inc.*,(^) (Software)	1,540	29,322
Activision, Inc.*,(^) (Software)	13,860	411,642
Acxiom Corp. (Software)	3,465	40,644
ADC Telecommunications, Inc.* (Telecommunications)	5,390	83,815
ADTRAN, Inc. (Telecommunications)	2,695	57,619
Advance Auto Parts, Inc. (Retail)	4,620	175,514
Advanced Medical Optics, Inc.* (Healthcare-Products)	2,695	66,108
Advent Software, Inc.* (Software)	770	41,657
Aeropostale, Inc.* (Retail)	3,080	81,620
Affymetrix, Inc.* (Biotechnology)	3,080	71,271
AGCO Corp.* (Machinery-Diversified)	4,235	287,895
AGL Resources, Inc. (Gas)	3,465	130,423
Airgas, Inc. (Chemicals)	3,850	200,623
AirTran Holdings, Inc.* (Airlines)	4,235	30,323
Alaska Air Group, Inc.* (Airlines)	1,925	48,144
Albemarle Corp. (Chemicals)	3,850	158,812
Alberto-Culver Co. (Cosmetics/Personal Care)	3,850	94,479
Alexander & Baldwin, Inc. (Transportation)	1,925	99,446
Alexandria Real Estate Equities, Inc. (REIT)	1,540	156,572
Alliance Data Systems Corp.* (Commercial Services)	3,465	259,840
Alliant Energy Corp. (Electric)	5,005	203,653
Alliant Techsystems, Inc.* (Aerospace/Defense)	1,540	175,190
AMB Property Corp. (REIT)	4,620	265,927
American Eagle Outfitters, Inc. (Retail)	10,395	215,904
American Financial Group, Inc. (Insurance)	3,465	100,069
American Greetings Corp.—Class A (Household Products/Wares)	2,695	54,709
AmeriCredit Corp.* (Diversified Financial Services)	5,390	68,938
Ametek, Inc. (Electrical Components & Equipment)	5,005	234,434
Amphenol Corp.—Class A (Electronics)	8,470	392,754
AnnTaylor Stores Corp.* (Retail)	2,695	68,884
Apria Healthcare Group, Inc.* (Healthcare-Services)	1,925	41,522
Aqua America, Inc. (Water)	6,160	130,592
Aquila, Inc.* (Electric)	18,095	67,494
Arch Coal, Inc. (Coal)	6,930	311,365
Arrow Electronics, Inc.* (Electronics)	5,775	226,842
Arthur J. Gallagher & Co. (Insurance)	4,235	102,445
ArvinMeritor, Inc. (Auto Parts & Equipment)	3,465	40,644
Associated Banc-Corp (Banks)	6,160	166,874
Astoria Financial Corp. (Savings & Loans)	3,850	89,590
Atmel Corp.* (Semiconductors)	21,560	93,139
Avis Budget Group, Inc.* (Commercial Services)	5,005	65,065
Avnet, Inc.* (Electronics)	6,930	242,342
Avocent Corp.* (Internet)	2,310	53,846
Bank of Hawaii Corp. (Banks)	2,310	118,133
Barnes & Noble, Inc. (Retail)	2,310	79,580
BE Aerospace, Inc.* (Aerospace/Defense)	4,235	224,031
Beckman Coulter, Inc. (Healthcare-Products)	2,695	196,196
Belo Corp.—Class A (Media)	4,235	73,858
Bill Barrett Corp.* (Oil & Gas)	1,540	64,480
BJ’s Wholesale Club, Inc.* (Retail)	3,080	104,196
Black Hills Corp. (Electric)	1,540	67,914
Blyth, Inc. (Household Products/Wares)	1,155	25,341
Bob Evans Farms, Inc. (Retail)	1,540	41,472
Borders Group, Inc. (Retail)	2,695	28,702
BorgWarner, Inc. (Auto Parts & Equipment)	5,390	260,930
Boyd Gaming Corp. (Lodging)	2,695	91,819
BRE Properties, Inc.—Class A (REIT)	2,310	93,624
Brinker International, Inc. (Retail)	5,005	97,898
Broadridge Financial Solutions, Inc. (Software)	6,545	146,804
Brown & Brown, Inc. (Insurance)	5,390	126,665
Cabot Corp. (Chemicals)	3,080	102,687
Cadence Design Systems, Inc.* (Computers)	12,705	216,112
Callaway Golf Co. (Leisure Time)	3,080	53,684
Camden Property Trust (REIT)	2,695	129,764
Cameron International Corp.* (Oil & Gas Services)	10,010	481,781
Career Education Corp.* (Commercial Services)	4,235	106,468
Carlisle Cos., Inc. (Miscellaneous Manufacturing)	2,695	99,796
Carmax, Inc.* (Retail)	10,395	205,301
Carpenter Technology Corp. (Iron/Steel)	2,310	173,643
Cathay Bancorp, Inc. (Banks)	2,310	61,192
CBRL Group, Inc. (Retail)	1,155	37,410
Cephalon, Inc.* (Pharmaceuticals)	3,080	221,021
Cerner Corp.* (Software)	3,080	173,712
CF Industries Holdings, Inc. (Chemicals)	2,310	254,239

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Charles River Laboratories International, Inc.* (Biotechnology)	3,080	$202,664
Charming Shoppes, Inc.* (Retail)	5,390	29,160
Cheesecake Factory, Inc.* (Retail)	3,465	82,155
Chemtura Corp. (Chemicals)	11,550	90,090
Chico’s FAS, Inc.* (Retail)	8,470	76,484
Chipotle Mexican Grill, Inc.—Class A* (Retail)	1,540	226,488
ChoicePoint, Inc.* (Commercial Services)	3,465	126,195
Church & Dwight, Inc. (Household Products/Wares)	3,080	166,536
Cimarex Energy Co. (Oil & Gas)	3,850	163,740
Cincinnati Bell, Inc.* (Telecommunications)	11,935	56,691
City National Corp. (Banks)	1,925	114,634
Cleveland-Cliffs, Inc. (Iron/Steel)	1,925	194,040
Coldwater Creek, Inc.* (Retail)	2,695	18,030
Collective Brands, Inc.* (Retail)	3,080	53,561
Commercial Metals Co. (Metal Fabricate/Hardware)	5,390	158,196
Commscope, Inc.* (Telecommunications)	2,695	132,621
Community Health Systems, Inc.* (Healthcare-Services)	4,620	170,293
Con-way, Inc. (Transportation)	1,925	79,965
Copart, Inc.* (Retail)	3,080	131,054
Corinthian Colleges, Inc.* (Commercial Services)	3,850	59,290
Corn Products International, Inc. (Food)	3,465	127,339
Cousins Properties, Inc. (REIT)	1,540	34,034
Covance, Inc.* (Healthcare-Services)	3,080	266,790
Crane Co. (Miscellaneous Manufacturing)	2,310	99,099
Cree Research, Inc.* (Semiconductors)	3,850	105,760
CSG Systems International, Inc.* (Software)	1,540	22,669
Cullen/Frost Bankers, Inc. (Banks)	2,695	136,529
Cypress Semiconductor Corp.* (Semiconductors)	7,700	277,431
Cytec Industries, Inc. (Chemicals)	1,925	118,542
Deluxe Corp. (Commercial Services)	2,310	75,976
Denbury Resources, Inc.* (Oil & Gas)	11,550	343,612
DENTSPLY International, Inc. (Healthcare-Products)	7,315	329,321
DeVry, Inc. (Commercial Services)	2,695	140,032
Dick’s Sporting Goods, Inc.* (Retail)	3,850	106,876
Diebold, Inc. (Computers)	3,080	89,258
Digital River, Inc.* (Internet)	1,925	63,660
Dollar Tree Stores, Inc.* (Retail)	4,235	109,771
Donaldson Co., Inc. (Miscellaneous Manufacturing)	3,465	160,707
DPL, Inc. (Electric)	5,390	159,813
DRS Technologies, Inc. (Aerospace/Defense)	1,925	104,470
DST Systems, Inc.* (Computers)	2,310	190,690
Duke-Weeks Realty Corp. (REIT)	6,930	180,734
Dun & Bradstreet Corp. (Software)	2,695	238,858
Dycom Industries, Inc.* (Engineering & Construction)	1,925	51,301
Eaton Vance Corp. (Diversified Financial Services)	5,775	262,243
Edwards Lifesciences Corp.* (Healthcare-Products)	2,695	123,943
Encore Acquisition Co.* (Oil & Gas)	2,310	77,085
Endo Pharmaceuticals Holdings, Inc.* (Pharmaceuticals)	6,160	164,287
Energen Corp. (Gas)	3,465	222,557
Energizer Holdings, Inc.* (Electrical Components & Equipment)	2,695	302,190
Energy East Corp. (Electric)	7,700	209,517
Entercom Communications Corp. (Media)	1,155	15,812
Equitable Resources, Inc. (Pipelines)	5,775	307,692
Equity One, Inc. (REIT)	1,540	35,466
Everest Re Group, Ltd.ADR (Insurance)	2,695	270,578
Exterran Holdings, Inc.* (Oil &Gas Services)	3,080	251,944
F5 Networks, Inc.* (Internet)	3,850	109,802
Fair Isaac Corp. (Software)	2,310	74,267
Fairchild Semiconductor International, Inc.* (Semiconductors)	5,775	83,333
Fastenal Co. (Distribution/Wholesale)	5,775	233,425
Federal Realty Investment Trust (REIT)	2,695	221,394
Federal Signal Corp. (Miscellaneous Manufacturing)	2,310	25,918
Ferro Corp. (Chemicals)	1,925	39,905
Fidelity National Title Group, Inc.—Class A (Insurance)	10,395	151,871
First American Financial Corp. (Insurance)	4,235	144,498
First Community Bancorp (Banks)	1,155	47,632
First Niagara Financial Group, Inc. (Savings & Loans)	5,005	60,260
FirstMerit Corp. (Banks)	3,850	77,039
Flowserve Corp. (Machinery-Diversified)	2,695	259,259
FMC Corp. (Chemicals)	3,465	189,016
FMC Technologies, Inc.* (Oil & Gas Services)	6,160	349,272
Foot Locker, Inc. (Retail)	7,315	99,923
Forest Oil Corp.* (Oil & Gas)	4,235	215,307
Foundry Networks, Inc.* (Telecommunications)	6,160	107,923
Frontier Oil Corp. (Oil & Gas)	5,005	203,103
Furniture Brands International, Inc. (Home Furnishings)	2,310	23,239
Gartner Group, Inc.* (Commercial Services)	3,080	54,085
GATX Corp. (Trucking & Leasing)	2,310	84,731
Gen-Probe, Inc.* (Healthcare-Products)	2,310	145,368
Gentex Corp. (Electronics)	6,930	123,146
Getty Images, Inc.* (Advertising)	2,310	66,990
Global Payments, Inc. (Software)	3,465	161,192
Graco, Inc. (Machinery-Diversified)	2,695	100,416
Granite Construction, Inc. (Engineering & Construction)	1,540	55,717
Grant Prideco, Inc.* (Oil & Gas Services)	6,160	341,942
Great Plains Energy, Inc. (Electric)	3,850	112,882
GUESS?, Inc. (Apparel)	2,310	87,526
Hanesbrands, Inc.* (Apparel)	4,620	125,525
Hanover Insurance Group, Inc. (Insurance)	2,310	105,798
Hansen Natural Corp.* (Beverages)	2,695	119,362
Harris Corp. (Telecommunications)	6,545	410,241
Harsco Corp. (Miscellaneous Manufacturing)	3,850	246,669
Harte-Hanks, Inc. (Advertising)	2,310	39,963
Hawaiian Electric Industries, Inc. (Electric)	3,850	87,665
HCC Insurance Holdings, Inc. (Insurance)	5,390	154,585
Health Care REIT, Inc. (REIT)	3,850	172,056
Health Management Associates, Inc.—Class A (Healthcare-Services)	11,550	69,069
Health Net, Inc.* (Healthcare-Services)	5,005	241,741
Helmerich & Payne, Inc. (Oil & Gas)	5,005	200,550
Henry Schein, Inc.* (Healthcare-Products)	4,235	260,029
Herman Miller, Inc. (Office Furnishings)	2,695	87,291
Highwoods Properties, Inc. (REIT)	2,695	79,179
Hillenbrand Industries, Inc. (Healthcare-Products)	2,695	150,192
HNI Corp. (Office Furnishings)	1,925	67,491
Hologic, Inc.* (Healthcare-Products)	5,775	396,396
Horace Mann Educators Corp. (Insurance)	1,925	36,460
Hormel Foods Corp. (Food)	3,465	140,263
Hospitality Properties Trust (REIT)	4,235	136,452
Hovnanian Enterprises, Inc.—Class A* (Home Builders)	1,540	11,042
Hubbell, Inc.—Class B (Electrical Components & Equipment)	2,695	139,062
IDACORP, Inc. (Electric)	1,925	67,799
IDEX Corp. (Machinery-Diversified)	3,850	139,100
Imation Corp. (Computers)	1,540	32,340
IndyMac Bancorp, Inc. (Diversified Financial Services)	3,850	22,908
Ingram Micro, Inc.—Class A* (Distribution/Wholesale)	6,930	125,017
Integrated Device Technology, Inc.* (Semiconductors)	9,240	104,504
International Rectifier Corp.* (Semiconductors)	3,465	117,706
International Speedway Corp. (Entertainment)	1,155	47,563

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Intersil Corp.—Class A (Semiconductors)	6,160	$150,797
Intuitive Surgical, Inc.* (Healthcare-Products)	1,540	499,730
Invitrogen Corp.* (Biotechnology)	1,925	179,814
ITT Educational Services, Inc.* (Commercial Services)	1,155	98,487
J.B. Hunt Transport Services, Inc. (Transportation)	4,235	116,674
Jack Henry & Associates, Inc. (Computers)	3,465	84,338
Jefferies Group, Inc. (Diversified Financial Services)	5,390	124,240
JetBlue Airways Corp.* (Airlines)	8,470	49,973
JM Smucker Co. (Food)	2,695	138,631
John Wiley & Sons, Inc. (Media)	1,925	82,448
Jones Lang LaSalle, Inc. (Real Estate)	1,540	109,586
Joy Global, Inc. (Machinery-Construction & Mining)	5,005	329,429
Kansas City Southern Industries, Inc.* (Transportation)	3,465	118,953
KBR, Inc.* (Engineering & Construction)	8,085	313,698
Kelly Services, Inc.—Class A (Commercial Services)	770	14,368
KEMET Corp.* (Electronics)	3,850	25,526
Kennametal, Inc. (Hand/Machine Tools)	3,465	131,185
Kindred Healthcare, Inc.* (Healthcare-Services)	1,155	28,852
Kinetic Concepts, Inc.* (Healthcare-Products)	2,310	123,724
Korn/Ferry International* (Commercial Services)	1,925	36,229
Lam Research Corp.* (Semiconductors)	6,545	282,940
Lamar Advertising Co. (Advertising)	3,850	185,069
Lancaster Colony Corp. (Miscellaneous Manufacturing)	770	30,569
Lear Corp.* (Auto Parts & Equipment)	3,465	95,842
Lee Enterprises, Inc. (Media)	1,925	28,201
Liberty Property Trust (REIT)	4,235	122,010
Life Time Fitness, Inc.* (Leisure Time)	1,540	76,507
LifePoint Hospitals, Inc.* (Healthcare-Services)	2,695	80,149
Lincare Holdings, Inc.* (Healthcare-Services)	3,850	135,366
Lincoln Electric Holdings, Inc. (Hand/Machine Tools)	1,925	137,022
Louisiana-Pacific Corp. (Forest Products & Paper)	5,005	68,468
Lubrizol Corp. (Chemicals)	3,080	166,813
M.D.C. Holdings, Inc. (Home Builders)	1,540	57,180
Mack-Cali Realty Corp. (REIT)	3,080	104,720
Macrovision Corp.* (Entertainment)	2,310	42,342
Manpower, Inc. (Commercial Services)	3,850	219,065
Martin Marietta Materials (Building Materials)	1,925	255,255
Matthews International Corp.—Class A (Miscellaneous Manufacturing)	1,155	54,135
McAfee, Inc.* (Internet)	7,700	288,750
MDU Resources Group, Inc. (Electric)	8,855	244,487
Media General, Inc.—Class A (Media)	770	16,363
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	2,695	69,989
Mentor Graphics Corp.* (Computers)	4,235	45,653
Mercury General Corp. (Insurance)	1,540	76,707
Metavante Technologies, Inc.* (Software)	3,850	89,782
Millennium Pharmaceuticals, Inc.* (Biotechnology)	15,400	230,692
Mine Safety Appliances Co. (Environmental Control)	1,155	59,910
Minerals Technologies, Inc. (Chemicals)	770	51,552
Modine Manufacturing Co. (Auto Parts & Equipment)	1,540	25,425
Mohawk Industries, Inc.* (Textiles)	2,310	171,864
Moneygram International, Inc. (Software)	3,850	59,175
MPS Group, Inc.* (Commercial Services)	4,620	50,543
MSC Industrial Direct Co.—Class A (Retail)	2,310	93,486
National Fuel Gas Co. (Pipelines)	3,850	179,718
National Instruments Corp. (Computers)	2,695	89,824
Nationwide Health Properties, Inc. (REIT)	4,235	132,979
Navigant Consulting Co.* (Commercial Services)	1,925	26,315
NBTY, Inc.* (Pharmaceuticals)	2,695	73,843
NCR Corp.* (Computers)	8,470	212,597
Netflix, Inc.* (Internet)	2,310	61,492
NeuStar, Inc.* (Telecommunications)	3,465	99,376
New York Community Bancorp (Savings & Loans)	15,400	270,732
Newfield Exploration Co.* (Oil & Gas)	6,160	324,632
Nordson Corp. (Machinery-Diversified)	1,540	89,258
Northeast Utilities System (Electric)	7,315	229,033
NSTAR (Electric)	5,005	181,281
NVR, Inc.* (Home Builders)	385	201,740
O’Reilly Automotive, Inc.* (Retail)	5,390	174,798
OGE Energy Corp. (Electric)	4,235	153,688
Old Republic International Corp. (Insurance)	11,165	172,053
Olin Corp. (Chemicals)	3,465	66,978
Omnicare, Inc. (Pharmaceuticals)	5,775	131,728
ONEOK, Inc. (Gas)	5,005	224,074
Oshkosh Truck Corp. (Auto Manufacturers)	3,465	163,756
Overseas Shipholding Group, Inc. (Transportation)	1,155	85,967
Pacific Sunwear of California, Inc.* (Retail)	3,080	43,459
Packaging Corp. of America (Packaging & Containers)	4,235	119,427
Palm, Inc. (Computers)	5,005	31,732
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	1,540	36,960
Parametric Technology Corp.* (Software)	5,390	96,212
Patterson-UTI Energy, Inc. (Oil & Gas)	7,315	142,789
PDL BioPharma, Inc.* (Biotechnology)	5,390	94,433
Pentair, Inc. (Miscellaneous Manufacturing)	4,620	160,822
PepsiAmericas, Inc. (Beverages)	2,695	89,797
Perrigo Co. (Pharmaceuticals)	3,465	121,310
Petsmart, Inc. (Retail)	6,160	144,945
Pharmaceutical Product Development, Inc. (Commercial Services)	5,005	202,052
Phillips-Van Heusen Corp. (Apparel)	2,695	99,338
Pioneer Natural Resources Co. (Oil & Gas)	5,775	282,051
Plains Exploration & Production Co.* (Oil & Gas)	5,390	291,060
Plantronics, Inc. (Telecommunications)	2,310	60,060
PMI Group, Inc. (Insurance)	3,850	51,128
PNM Resources, Inc. (Electric)	3,465	74,324
Polycom, Inc.* (Telecommunications)	4,235	117,648
Potlatch Corp. (Forest Products & Paper)	1,540	68,438
Pride International, Inc.* (Oil & Gas)	8,085	274,081
Protective Life Corp. (Insurance)	3,080	126,342
Psychiatric Solutions, Inc.* (Healthcare-Services)	2,310	75,075
Puget Energy, Inc. (Electric)	5,390	147,848
Quanta Services, Inc.* (Commercial Services)	8,085	212,150
Quicksilver Resources, Inc.* (Oil & Gas)	2,310	137,653
Radian Group, Inc. (Insurance)	3,850	44,968
Raymond James Financial Corp. (Diversified Financial Services)	4,235	138,315
Rayonier, Inc. (Forest Products & Paper)	3,465	163,687
Realty Income Corp. (REIT)	4,620	124,832
Regency Centers Corp. (REIT)	3,080	198,629
Regis Corp. (Retail)	1,925	53,823
Reliance Steel & Aluminum Co. (Iron/Steel)	3,080	166,936
Rent-A-Center, Inc.* (Commercial Services)	3,080	44,722
Republic Services, Inc. (Environmental Control)	7,700	241,395
ResMed, Inc.* (Healthcare-Products)	3,465	182,016
RF Micro Devices, Inc.* (Telecommunications)	13,860	79,141
Rollins, Inc. (Commercial Services)	1,925	36,960
Roper Industries, Inc. (Miscellaneous Manufacturing)	4,235	264,857
Ross Stores, Inc. (Retail)	6,545	167,356
RPM, Inc. (Chemicals)	5,775	117,233
Ruby Tuesday, Inc. (Retail)	2,310	22,523
Ruddick Corp. (Food)	1,540	53,392
Saks, Inc.* (Retail)	6,545	135,874
SCANA Corp. (Electric)	5,390	227,188
Scholastic Corp.* (Media)	1,155	40,298
Scientific Games Corp.—Class A* (Entertainment)	3,080	102,410
SEI Investments Co. (Software)	5,775	185,782
Semtech Corp.* (Semiconductors)	3,080	47,802

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Sensient Technologies Corp. (Chemicals)	1,925	$54,439
Sepracor, Inc.* (Pharmaceuticals)	5,390	141,487
Sequa Corp.—Class A (Commercial Services)	13,860	194,733
Sierra Pacific Resources (Electric)	11,165	189,582
Silicon Laboratories, Inc.* (Semiconductors)	2,310	86,463
Smithfield Foods, Inc.* (Food)	5,390	155,879
Sonoco Products Co. (Packaging & Containers)	4,620	150,982
Sotheby’s (Commercial Services)	3,080	117,348
Southwestern Energy Co.* (Oil & Gas)	8,085	450,496
SPX Corp. (Miscellaneous Manufacturing)	2,310	237,583
SRA International, Inc.—Class A* (Computers)	1,925	56,691
StanCorp Financial Group, Inc. (Insurance)	2,310	116,378
Steel Dynamics, Inc. (Iron/Steel)	4,620	275,213
Stericycle, Inc.* (Environmental Control)	3,850	228,690
STERIS Corp. (Healthcare-Products)	3,080	88,827
Strayer Education, Inc. (Commercial Services)	385	65,673
Superior Energy Services, Inc.* (Oil & Gas Services)	3,850	132,517
SVB Financial Group* (Banks)	1,540	77,616
Sybase, Inc.* (Software)	4,235	110,491
Synopsys, Inc.* (Computers)	6,930	179,695
Synovus Financial Corp.*,(a) (Banks)	15,400	156,926
TCF Financial Corp. (Banks)	5,005	89,740
Tech Data Corp.* (Distribution/Wholesale)	2,695	101,655
Techne Corp.* (Healthcare-Products)	1,540	101,717
Teleflex, Inc. (Miscellaneous Manufacturing)	1,540	97,035
Telephone & Data Systems, Inc. (Telecommunications)	5,005	313,313
Temple-Inland, Inc. (Forest Products & Paper)	5,005	104,354
Terra Industries, Inc.* (Chemicals)	4,235	202,264
The Brink’s Co. (Miscellaneous Manufacturing)	2,310	137,999
The Colonial BancGroup, Inc. (Banks)	7,315	99,045
The Commerce Group, Inc. (Insurance)	1,925	69,262
The Corporate Executive Board Co. (Commercial Services)	1,540	92,554
The Macerich Co. (REIT)	3,465	246,223
The Ryland Group, Inc. (Home Builders)	1,925	53,034
The Scotts Miracle-Gro Co.—Class A (Household Products/Wares)	1,925	72,034
The Timberland Co.—Class A* (Apparel)	2,310	41,765
The Warnaco Group, Inc.* (Apparel)	1,925	66,990
Thomas & Betts Corp.* (Electronics)	2,310	113,282
Thor Industries, Inc. (Home Builders)	1,540	58,535
Tidewater, Inc. (Oil & Gas Services)	2,310	126,727
Timken Co. (Metal Fabricate/Hardware)	4,620	151,767
Toll Brothers, Inc.* (Home Builders)	6,160	123,570
Tootsie Roll Industries, Inc. (Food)	1,155	31,670
Trinity Industries, Inc. (Miscellaneous Manufacturing)	3,850	106,876
TriQuint Semiconductor, Inc.* (Semiconductors)	6,545	43,393
Tupperware Corp. (Household Products/Wares)	2,695	89,016
UDR, Inc. (REIT)	6,160	122,276
United Rentals, Inc.* (Commercial Services)	3,465	63,617
Unitrin, Inc. (Insurance)	2,310	110,857
Universal Corp. (Agriculture)	1,155	59,159
Universal Health Services, Inc.—Class B (Healthcare-Services)	2,310	118,272
Urban Outfitters, Inc.* (Retail)	5,390	146,931
URS Corp.* (Engineering & Construction)	3,850	209,170
Valassis Communications, Inc.* (Commercial Services)	2,310	27,004
Valeant Pharmaceuticals International* (Pharmaceuticals)	4,235	50,693
Valspar Corp. (Chemicals)	4,620	104,135
ValueClick, Inc.* (Internet)	4,620	101,178
Varian, Inc.* (Electronics)	1,155	75,422
VCA Antech, Inc.* (Pharmaceuticals)	3,850	170,285
Vectren Corp. (Gas)	3,465	100,520
Ventana Medical Systems, Inc.* (Healthcare-Products)	1,155	100,751
Vertex Pharmaceuticals, Inc.* (Biotechnology)	6,160	143,097
Vishay Intertechnology, Inc.* (Electronics)	8,855	101,036
W.R. Berkley Corp. (Insurance)	7,700	229,537
Wabtec Corp. (Machinery-Diversified)	2,310	79,556
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	3,850	138,947
Washington Federal, Inc. (Savings & Loans)	4,235	89,401
Webster Financial Corp. (Banks)	2,310	73,851
Weingarten Realty Investors (REIT)	3,465	108,940
WellCare Health Plans, Inc.* (Healthcare-Services)	1,925	81,639
Werner Enterprises, Inc. (Transportation)	1,925	32,783
Westamerica Bancorp (Banks)	1,155	51,455
Westar Energy, Inc. (Electric)	4,235	109,856
Western Digital Corp.* (Computers)	10,395	314,033
WGL Holdings, Inc. (Gas)	2,310	75,676
Williams Sonoma, Inc. (Retail)	4,235	109,687
Wilmington Trust Corp. (Banks)	3,080	108,416
Wind River Systems, Inc.* (Software)	3,465	30,942
Wisconsin Energy Corp. (Electric)	5,390	262,547
Worthington Industries, Inc. (Metal Fabricate/Hardware)	3,080	55,070
YRC Worldwide, Inc.* (Transportation)	2,695	46,058
Zebra Technologies Corp.—Class A* (Machinery-Diversified)	3,080	106,876

TOTAL COMMON STOCKS
(Cost $42,222,624)		52,362,699

Repurchase Agreements (24.9%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $4,457,015 (Collateralized by $4,445,000 of various U.S. Government Agency Obligations, 3.75% -4.75%, 3/5/09-1/8/10, market value $4,506,566)	$4,456,000	4,456,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $11,781,716 (Collateralized by $11,847,000 of various U.S. Treasury Securities, 4.00% -6.00%, 5/15/08-4/15/10, market Value $12,088,658)	11,779,000	11,779,000

TOTAL REPURCHASE AGREEMENTS
(Cost $16,235,000)		16,235,000

TOTAL INVESTMENT SECURITIES
(Cost $58,457,624)—105.1%		68,597,699
Net other assets (liabilities)—(5.1)%		(3,347,124)

NET ASSETS—100.0%		$65,250,575

(^)	All or a portion of this security is designated on the ProFund VP UltraMid-Cap’s records as collateral for when-issued securities.
(a)	Represents a security purchased on a when-issued basis.
*	Non-income producing security
+	All or a portion of this security is held in a segregated account for the benefit of swap counter parties in the event of default.
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2007

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

S&P MidCap 400 Futures Contract expiring March 2008 (Underlying face amount at value $52,582,000)	122	$(1,033,829)

Futures Contracts Sold
E-Mini S&P MidCap 400 Futures Contract expiring March 2008 (Underlying face amount at value $7,068,400)	82	161,518

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 1/29/08	$14,661,441	$(164,085)
Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 1/29/08	18,779,259	(126,936)

ProFund VP UltraMid-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.5%
Aerospace/Defense	0.8%
Agriculture	0.1%
Airlines	0.2%
Apparel	0.7%
Auto Manufacturers	0.3%
Auto Parts & Equipment	0.6%
Banks	2.2%
Beverages	0.3%
Biotechnology	1.4%
Building Materials	0.4%
Chemicals	3.1%
Coal	0.5%
Commercial Services	3.6%
Computers	2.2%
Cosmetics/Personal Care	0.1%
Distribution/Wholesale	0.8%
Diversified Financial Services	1.1%
Electric	4.2%
Electrical Components & Equipment	1.1%
Electronics	2.0%
Engineering & Construction	1.0%
Entertainment	0.4%
Environmental Control	0.8%
Food	0.9%
Forest Products & Paper	0.6%
Gas	1.1%
Hand/Machine Tools	0.4%
Healthcare-Products	4.3%
Healthcare-Services	2.0%
Home Builders	0.8%
Home Furnishings	NM
Household Products/Wares	0.6%
Insurance	3.6%
Internet	1.1%
Iron/Steel	1.3%
Leisure Time	0.2%
Lodging	0.1%
Machinery-Construction & Mining	0.5%
Machinery-Diversified	1.6%
Media	0.3%
Metal Fabricate/Hardware	0.5%
Miscellaneous Manufacturing	2.6%
Office Furnishings	0.2%
Oil & Gas	4.6%
Oil & Gas Services	2.5%
Packaging & Containers	0.4%
Pharmaceuticals	1.9%
Pipelines	0.8%
REIT	4.2%
Real Estate	0.2%
Retail	4.8%
Savings & Loans	0.7%
Semiconductors	2.1%
Software	2.8%
Telecommunications	2.5%
Textiles	0.3%
Transportation	1.0%
Trucking & Leasing	0.1%
Water	0.2%
Other**	19.8%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraMid-Cap

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $42,222,624)	$52,362,699
Repurchase agreements, at cost	16,235,000

Total Investment Securities	68,597,699
Cash	58,118
Segregated cash balances with brokers for futures contracts	2,065,592
Dividends and interest receivable	33,768
Receivable for capital shares issued	4,242
Receivable for investments sold	124,711
Prepaid expenses	209

Total Assets	70,884,339

Liabilities:
Payable for investments purchased	413,422
Payable for capital shares redeemed	4,441,535
Unrealized loss on swap agreements	291,021
Variation margin on futures contracts	385,440
Advisory fees payable	34,122
Management services fees payable	4,550
Administration fees payable	1,786
Administrative services fees payable	20,090
Distribution fees payable	15,182
Trustee fees payable	11
Transfer agency fees payable	3,982
Fund accounting fees payable	2,757
Compliance services fees payable	1,495
Other accrued expenses	18,371

Total Liabilities	5,633,764

Net Assets	$65,250,575

Net Assets consist of:
Capital	$62,861,272
Accumulated net investment income (loss)	399,998
Accumulated net realized gains (losses) on investments	(6,987,438)
Net unrealized appreciation (depreciation) on investments	8,976,743

Net Assets	$65,250,575

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,892,660

Net Asset Value (offering and redemption price per share)	$34.48

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$1,081,444
Dividends	713,450

Total Investment Income	1,794,894

Expenses:
Advisory fees	642,788
Management services fees	128,558
Administration fees	26,706
Transfer agency fees	28,128
Administrative services fees	287,284
Distribution fees	214,263
Custody fees	28,788
Fund accounting fees	40,405
Trustee fees	1,395
Compliance services fees	1,385
Other fees	52,318

Total Gross Expenses before reductions	1,452,018
Less Expenses reduced by the Advisor	(57,122)

Total Net Expenses	1,394,896

Net Investment Income (Loss)	399,998

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	7,188,624
Net realized gains (losses) on futures contracts	(1,982,834)
Net realized gains (losses) on swap agreements	(2,998,526)
Change in net unrealized appreciation/depreciation on investments	(4,068,097)

Net Realized and Unrealized Gains (Losses) on Investments	(1,860,833)

Change in Net Assets Resulting from Operations	$(1,460,835)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraMid-Cap

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$399,998	$274,072
Net realized gains (losses) on investments	2,207,264	1,727,346
Change in net unrealized appreciation/depreciation on investments	(4,068,097)	1,448,172

Change in net assets resulting from operations	(1,460,835)	3,449,590

Distributions to Shareholders From:
Net investment income	(274,072)	—
Net realized gains on investments	(2,076,375)	(11,961,148)

Change in net assets resulting from distributions	(2,350,447)	(11,961,148)

Capital Transactions:
Proceeds from shares issued	958,567,915	840,981,184
Dividends reinvested	2,037,864	11,961,148
Value of shares redeemed	(971,163,317)	(852,528,779)

Change in net assets resulting from capital transactions	(10,557,538)	413,553

Change in net assets	(14,368,820)	(8,098,005)
Net Assets:
Beginning of period	79,619,395	87,717,400

End of period	$65,250,575	$79,619,395

Accumulated net investment income (loss)	$399,998	$274,072

Share Transactions:
Issued	25,349,734	22,392,961
Reinvested	57,632	402,191
Redeemed	(25,902,812)	(22,719,838)

Change in shares	(495,446)	75,314

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraMid-Cap

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$33.34	$37.93	$35.37	$29.46	$17.32

Investment Activities:
Net investment income (loss)(a)	0.18	0.13	(0.09)	(0.23)	(0.20)
Net realized and unrealized gains (losses) on investments	1.84 (b)	2.96	6.29	8.14	12.34

Total income (loss) from investment activities	2.02	3.09	6.20	7.91	12.14

Distributions to Shareholders From:
Net investment income	(0.10)	—	—	—	—
Net realized gains on investments	(0.78)	(7.68)	(3.64)	(2.00)	—

Total distributions	(0.88)	(7.68)	(3.64)	(2.00)	—

Net Asset Value, End of Period	$34.48	$33.34	$37.93	$35.37	$29.46

Total Return	6.00%	10.64%	17.89%	27.70%	70.09%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.76%	1.91%	1.94%	2.08%
Net expenses	1.63%	1.73%	1.91%	1.94%	1.98%
Net investment income (loss)	0.47%	0.34%	(0.25)%	(0.72)%	(0.88)%

Supplemental Data:
Net assets, end of period (000’s)	$65,251	$79,619	$87,717	$88,463	$38,653
Portfolio turnover rate(c)	501%	612%	692%	602%	1,202%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP UltraSmall-Cap

The ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the Russell 2000® Index. For the year ended December 31, 2007, the Fund had a total return of –13.21%, compared to a total return of –1.56%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were CF Industries Holdings (+329.97%), Terra Industries (+298.66%), and Priceline.com (+163.38%), while the bottom three performers in this group were Equinix Inc (+33.66%), Hologic Inc (+45.17%), and Inverness Medical Innovation (+45.17%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraSmall-Cap from October 18, 1999 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP UltraSmall-Cap	10/18/99	–13.21%	23.34%	4.31%	1.67%	1.63%

Russell 2000 Index	10/18/99	–1.56%	16.30%	9.39%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
21.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP UltraSmall-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses that correspond to twice the daily performance of the Russell 2000 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	72%
Futures Contracts	8%
Swap Agreements	120%

Total Exposure	200%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

CF Industries Holdings, Inc.	0.4%
Terra Industries, Inc.	0.3%
Priceline.com, Inc.	0.3%
FLIR Systems, Inc.	0.3%
Chipotle Mexican Grill, Inc.—Class B	0.3%

Russell 2000 Index - Composition
% of Index

Consumer Non-Cyclical	22%
Financial	19%
Industrial	15%
Consumer Cyclical	11%
Technology	10%
Communications	9%
Energy	6%
Basic Materials	5%
Utilities	3%

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks (72.2%)
	Shares	Value

3Com Corp.* (Telecommunications)	6,888	$31,134
AAR Corp.* (Aerospace/Defense)	672	25,556
Aaron Rents, Inc. (Commercial Services)	840	16,162
AbitibiBowater, Inc. (Forest Products & Paper)	504	10,387
ABM Industries, Inc. (Commercial Services)	924	18,840
Acco Brands Corp.* (Household Products/Wares)	924	14,821
ACI Worldwide, Inc.* (Software)	672	12,795
Actuant Corp.—Class A (Miscellaneous Manufacturing)	1,008	34,282
Acuity Brands, Inc. (Miscellaneous Manufacturing)	672	30,240
Adams Respiratory Therapeutics, Inc.* (Pharmaceuticals)	588	35,127
Administaff, Inc. (Commercial Services)	504	14,253
ADTRAN, Inc. (Telecommunications)	1,008	21,551
Advance America Cash Advance Centers, Inc. (Commercial Services)	1,344	13,655
Advanced Energy Industries, Inc.* (Electrical Components & Equipment)	756	9,888
Advanta Corp.—Class B (Diversified Financial Services)	756	6,101
Advisory Board Co.* (Commercial Services)	420	26,960
Aecom Technology Corp.* (Engineering & Construction)	756	21,599
Aeropostale, Inc.* (Retail)	1,092	28,938
AFC Enterprises, Inc.* (Retail)	1,008	11,411
Affymetrix, Inc.* (Biotechnology)	1,092	25,269
Aftermarket Technology Corp.* (Auto Parts & Equipment)	588	16,029
Agilysys, Inc. (Computers)	756	11,431
AirTran Holdings, Inc.* (Airlines)	1,680	12,029
Alaska Air Group, Inc.* (Airlines)	756	18,908
Alaska Communications Systems Group, Inc. (Telecommunications)	1,260	18,900
Albany International Corp.—Class A (Machinery-Diversified)	588	21,815
Alesco Financial, Inc. (REIT)	2,016	6,612
Alexandria Real Estate Equities, Inc. (REIT)	420	42,701
Alexion Pharmaceuticals, Inc.* (Biotechnology)	588	44,118
Align Technology, Inc.* (Healthcare-Products)	1,008	16,813
Alkermes, Inc.* (Pharmaceuticals)	1,764	27,501
Alliance One International, Inc.* (Agriculture)	2,016	8,205
Allscripts Healthcare Solutions, Inc.* (Software)	924	17,944
Alnylam Pharmaceuticals, Inc.* (Pharmaceuticals)	924	26,870
Alpha Natural Resources, Inc.* (Coal)	1,260	40,925
Alpharma, Inc.—Class A* (Pharmaceuticals)	756	15,233
AMAG Pharmaceuticals, Inc.* (Biotechnology)	252	15,153
Amedisys, Inc.* (Healthcare-Services)	504	24,454
AMERCO* (Trucking & Leasing)	252	16,551
American Axle & Manufacturing Holdings, Inc. (Auto Parts & Equipment)	840	15,641
American Campus Communities, Inc. (REIT)	840	22,554
American Commercial Lines, Inc.* (Transportation)	1,092	17,734
American Dental Partners, Inc.* (Healthcare-Services)	672	6,740
American Equity Investment Life Holding Co. (Insurance)	1,596	13,231
American Financial Realty Trust (REIT)	2,940	23,579
American Medical Systems Holdings, Inc.* (Healthcare-Products)	1,344	19,434
American Physicians Capital, Inc. (Insurance)	504	20,896
American Reprographics Co.* (Software)	588	9,690
American States Water Co. (Water)	924	34,816
American Superconductor Corp.* (Electrical Components & Equipment)	840	22,966
AmericanWest Bancorp (Banks)	1,260	22,214
AMERIGROUP Corp.* (Healthcare-Services)	924	33,680
Ameris Bancorp (Banks)	1,008	16,985
Ameristar Casinos, Inc. (Lodging)	588	16,194
Ameron International Corp. (Miscellaneous Manufacturing)	252	23,222
Amkor Technology, Inc.* (Semiconductors)	1,764	15,047
AMN Healthcare Services, Inc.* (Commercial Services)	756	12,981
ANADIGICS, Inc.* (Semiconductors)	1,176	13,606
Analogic Corp. (Electronics)	336	22,754
Anixter International, Inc.* (Telecommunications)	420	26,153
ANSYS, Inc.* (Software)	1,260	52,240
Anworth Mortgage Asset Corp. (REIT)	2,268	18,734
Apex Silver Mines, Ltd.ADR* (Mining)	1,008	15,362
Apogee Enterprises, Inc. (Building Materials)	672	11,498
Apollo Investment Corp. (Investment Companies)	1,512	25,780
Applera Corp.-Celera Genomics Group* (Biotechnology)	1,764	27,995

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Applied Industrial Technologies, Inc. (Machinery-Diversified)	840	$24,377
Applied Micro Circuits Corp.* (Semiconductors)	1,596	13,949
Apria Healthcare Group, Inc.* (Healthcare-Services)	756	16,307
AptarGroup, Inc. (Miscellaneous Manufacturing)	1,092	44,674
Aquila, Inc.* (Electric)	7,728	28,825
Arbitron, Inc. (Commercial Services)	504	20,951
Arch Chemicals, Inc. (Chemicals)	588	21,609
Arena Pharmaceuticals, Inc.* (Biotechnology)	1,512	11,839
ARIAD Pharmaceuticals, Inc.* (Biotechnology)	2,772	11,781
Ariba, Inc.* (Internet)	1,848	20,605
Arlington Tankers, Ltd.ADR (Transportation)	1,008	22,307
Array BioPharma, Inc.* (Pharmaceuticals)	1,428	12,024
Arris Group, Inc.* (Telecommunications)	2,882	28,762
ArthroCare Corp.* (Healthcare-Products)	504	24,217
ArvinMeritor, Inc. (Auto Parts & Equipment)	1,344	15,765
Ashford Hospitality Trust (REIT)	2,268	16,307
Aspen Insurance Holdings, Ltd.ADR (Insurance)	1,428	41,183
Aspen Technology, Inc.* (Software)	1,596	25,887
Assisted Living Concepts, Inc.—Class A* (Healthcare-Services)	1,596	11,970
Assured Guaranty, Ltd.ADR (Insurance)	1,176	31,211
Astec Industries, Inc.* (Machinery-Construction & Mining)	420	15,620
Atheros Communications* (Telecommunications)	924	28,219
Atlas America, Inc. (Oil & Gas)	420	24,856
ATMI, Inc.* (Semiconductors)	672	21,672
ATP Oil & Gas Corp.* (Oil & Gas)	420	21,227
Atwood Oceanics, Inc.* (Oil & Gas)	420	42,101
Avid Technology, Inc.* (Software)	756	21,425
Avocent Corp.* (Internet)	924	21,538
Badger Meter, Inc. (Electronics)	672	30,206
Baldor Electric Co. (Hand/Machine Tools)	756	25,447
Bally Technologies, Inc.* (Entertainment)	1,008	50,118
Banco Latinoamericano de Exportaciones, S.A.—Class EADR (Banks)	1,008	16,440
BankFinancial Corp. (Savings & Loans)	1,680	26,578
Banner Corp. (Banks)	756	21,720
Barnes Group, Inc. (Miscellaneous Manufacturing)	840	28,048
Basic Energy Services, Inc.* (Oil & Gas Services)	840	18,438
Beacon Roofing Supply, Inc.* (Distribution/Wholesale)	1,008	8,487
BearingPoint, Inc.* (Commercial Services)	3,612	10,222
Beazer Homes USA, Inc. (Home Builders)	672	4,993
Belden, Inc. (Electrical Components & Equipment)	672	29,904
Belo Corp.—Class A (Media)	1,512	26,369
Benchmark Electronics, Inc.* (Electronics)	1,176	20,850
Berry Petroleum Co.—Class A (Oil & Gas)	672	29,870
Big 5 Sporting Goods Corp. (Retail)	756	10,902
Bill Barrett Corp.* (Oil & Gas)	504	21,102
Bio-Rad Laboratories, Inc.—Class A* (Biotechnology)	336	34,816
BioMarin Pharmaceutical, Inc.* (Pharmaceuticals)	1,680	59,472
BioMed Realty Trust, Inc. (REIT)	1,260	29,194
Blackbaud, Inc. (Software)	924	25,909
Blackboard, Inc.* (Software)	588	23,667
Blockbuster, Inc.—Class A* (Retail)	3,864	15,070
Blue Nile, Inc.* (Internet)	252	17,151
Bob Evans Farms, Inc. (Retail)	756	20,359
Borders Group, Inc. (Retail)	1,092	11,630
Borland Software Corp.* (Software)	2,940	8,849
Boston Private Financial Holdings, Inc. (Banks)	1,008	27,297
Bowne & Co., Inc. (Commercial Services)	1,008	17,741
Brady Corp.—Class A (Electronics)	840	29,476
Briggs & Stratton Corp. (Machinery-Diversified)	840	19,034
Bright Horizons Family Solutions, Inc.* (Commercial Services)	588	20,310
Brightpoint, Inc.* (Distribution/Wholesale)	1,008	15,483
Bristow Group, Inc.* (Transportation)	420	23,793
Brooks Automation, Inc.* (Semiconductors)	1,344	17,754
Brown Shoe Co., Inc. (Retail)	840	12,743
Brush Engineered Materials, Inc.* (Mining)	420	15,624
Buckeye Technologies, Inc.* (Forest Products & Paper)	1,176	14,700
Bucyrus International, Inc.—Class A (Machinery-Construction & Mining)	588	58,441
Buffalo Wild Wings, Inc.* (Retail)	336	7,802
CACI International, Inc.—Class A* (Computers)	504	22,564
Calamos Asset Management, Inc. (Diversified Financial Services)	756	22,514
California Water Service Group (Water)	924	34,206
Callaway Golf Co. (Leisure Time)	1,428	24,890
Capital City Bank Group, Inc. (Banks)	924	26,075
Capital Lease Funding, Inc. (REIT)	2,184	18,389
Carrizo Oil & Gas, Inc.* (Oil & Gas)	420	22,995
Carter’s, Inc.* (Apparel)	1,008	19,505
Cascade Corp. (Machinery-Diversified)	252	11,708
Casey’s General Stores, Inc. (Retail)	924	27,360
Cash America International, Inc. (Retail)	588	18,992
Cbeyond, Inc.* (Telecommunications)	420	16,376
CBRE Realty Finance, Inc. (REIT)	1,512	8,074
CBRL Group, Inc. (Retail)	504	16,325
Centene Corp.* (Healthcare-Services)	924	25,355
Centennial Bank Holdings, Inc.* (Banks)	2,856	16,508
Centerline Holding Co. (Diversified Financial Services)	1,260	9,601
Central European Distribution Corp.* (Distribution/Wholesale)	672	39,030
Central Garden & Pet Co.—Class A* (Household Products/Wares)	1,596	8,555
Central Vermont Public Service Corp. (Electric)	504	15,543
Century Aluminum Co.* (Mining)	420	22,655
Cenveo, Inc.* (Commercial Services)	1,008	17,610
Cepheid, Inc.* (Healthcare-Products)	1,260	33,201
Ceradyne, Inc.* (Miscellaneous Manufacturing)	420	19,711
CF Industries Holdings, Inc. (Chemicals)	840	92,450
Champion Enterprises, Inc.* (Home Builders)	1,512	14,243
Charlotte Russe Holding, Inc.* (Retail)	588	9,496
Charming Shoppes, Inc.* (Retail)	2,184	11,815
Charter Communications, Inc.—Class A* (Media)	6,888	8,059
Chattem, Inc.* (Cosmetics/Personal Care)	336	25,381
Checkpoint Systems, Inc.* (Electronics)	756	19,641
Chemed Corp. (Commercial Services)	420	23,470
Cherokee, Inc. (Apparel)	588	18,975
Chipotle Mexican Grill, Inc.—Class B* (Retail)	504	62,017
Chiquita Brands International, Inc.* (Food)	924	16,992
Christopher & Banks Corp. (Retail)	840	9,618
Cincinnati Bell, Inc.* (Telecommunications)	4,536	21,546
Cirrus Logic, Inc.* (Semiconductors)	2,100	11,088
Citadel Broadcasting Corp. (Media)	4,284	8,825
Citi Trends, Inc.* (Retail)	420	6,485
Citizens Republic Bancorp, Inc. (Banks)	1,512	21,939
CKE Restaurants, Inc. (Retail)	1,176	15,523
Clarcor, Inc. (Miscellaneous Manufacturing)	924	35,084
Cleco Corp. (Electric)	1,176	32,693
CMGI, Inc.* (Internet)	840	10,996
CNET Networks, Inc.* (Internet)	3,024	27,639
CoBiz Financial, Inc. (Banks)	1,344	19,985
Coeur d’Alene Mines Corp.* (Mining)	4,956	24,483
Cogent Communications Group, Inc.* (Internet)	840	19,916
Cognex Corp. (Machinery-Diversified)	1,008	20,311
Cohen & Steers, Inc. (Diversified Financial Services)	336	10,070
Cohu, Inc. (Semiconductors)	924	14,137

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Coinstar, Inc.* (Commercial Services)	672	$18,917
Collective Brands, Inc.* (Retail)	1,008	17,529
Columbia Banking System, Inc. (Banks)	1,092	32,465
Community Trust Bancorp, Inc. (Banks)	840	23,125
Commvault Systems, Inc.* (Software)	924	19,570
Compass Minerals International, Inc. (Mining)	672	27,552
Complete Production Services, Inc.* (Oil & Gas Services)	756	13,585
Comstock Resources, Inc.* (Oil & Gas)	756	25,704
Comtech Telecommunications Corp.* (Telecommunications)	420	22,684
Conceptus, Inc.* (Healthcare-Products)	840	16,162
Concur Technologies, Inc.* (Software)	840	30,416
CONMED Corp.* (Healthcare-Products)	672	15,530
Consolidated Communications Holdings, Inc. (Telecommunications)	924	18,388
Consolidated Water Co., Ltd.ADR (Water)	924	23,276
Consolidated-Tomoka Land Co. (Real Estate)	336	21,060
Cooper Tire & Rubber Co. (Auto Parts & Equipment)	1,008	16,713
Corinthian Colleges, Inc.* (Commercial Services)	1,764	27,166
Corporate Office Properties Trust (REIT)	672	21,168
Corus Bankshares, Inc. (Banks)	1,092	11,652
CoStar Group, Inc.* (Commercial Services)	420	19,845
Crosstex Energy, Inc. (Oil & Gas)	840	31,282
CSG Systems International, Inc.* (Software)	840	12,365
CSK Auto Corp.* (Retail)	1,008	5,050
Cubist Pharmaceuticals, Inc.* (Pharmaceuticals)	1,092	22,397
Curtiss-Wright Corp. (Aerospace/Defense)	756	37,951
CV Therapeutics, Inc.* (Pharmaceuticals)	1,260	11,403
Cymer, Inc.* (Electronics)	588	22,891
Daktronics, Inc. (Electronics)	672	15,167
Darling International, Inc.* (Environmental Control)	1,764	20,392
Dawson Geophysical Co.* (Oil & Gas Services)	252	18,008
DCT Industrial Trust, Inc. (REIT)	3,192	29,717
DealerTrack Holdings, Inc.* (Internet)	588	19,680
Deckers Outdoor Corp.* (Apparel)	252	39,075
Deerfield Capital Corp. (REIT)	1,512	12,096
Delta Petroleum Corp.* (Oil & Gas)	1,176	22,168
Deluxe Corp. (Commercial Services)	840	27,628
DeVry, Inc. (Commercial Services)	1,008	52,376
DiamondRock Hospitality Co. (REIT)	1,764	26,425
Digi International, Inc.* (Software)	1,176	16,687
Digital Realty Trust, Inc. (REIT)	924	35,454
Digital River, Inc.* (Internet)	672	22,223
Dionex Corp.* (Electronics)	336	27,841
Dollar Thrifty Automotive Group, Inc.* (Commercial Services)	504	11,935
Dress Barn, Inc.* (Retail)	840	10,508
Drill-Quip, Inc.* (Oil & Gas Services)	420	23,377
DTS, Inc.* (Home Furnishings)	840	21,479
Dycom Industries, Inc.* (Engineering & Construction)	756	20,147
Eagle Bulk Shipping, Inc.ADR (Transportation)	1,008	26,762
EarthLink, Inc.* (Internet)	3,024	21,380
Eclipsys Corp.* (Software)	924	23,386
Edge Petroleum Corp.* (Oil & Gas)	1,008	5,977
Education Realty Trust, Inc. (REIT)	2,016	22,660
El Paso Electric Co.* (Electric)	1,092	27,922
Electronics for Imaging, Inc.* (Computers)	1,008	22,660
Elizabeth Arden, Inc.* (Cosmetics/Personal Care)	756	15,385
EMCOR Group, Inc.* (Engineering & Construction)	1,008	23,819
Empire District Electric Co. (Electric)	1,512	34,443
Employers Holdings, Inc. (Insurance)	1,260	21,055
EMS Technologies, Inc.* (Telecommunications)	924	27,942
Emulex Corp.* (Semiconductors)	1,344	21,934
Encore Acquisition Co.* (Oil & Gas)	924	30,834
Encore Wire Corp. (Electrical Components & Equipment)	588	9,361
Energy Conversion Devices, Inc.* (Electrical Components & Equipment)	672	22,613
EnergySouth, Inc. (Gas)	504	29,232
Ennis, Inc. (Household Products/Wares)	840	15,120
EnPro Industries, Inc.* (Miscellaneous Manufacturing)	420	12,873
Entegris, Inc.* (Semiconductors)	2,436	21,023
Entertainment Properties Trust (REIT)	504	23,688
Entravision Communications Corp.* (Media)	1,848	14,470
Enzon Pharmaceuticals, Inc.* (Biotechnology)	2,436	23,215
Epicor Software Corp.* (Software)	1,428	16,822
Equinix, Inc.* (Internet)	504	50,939
ESCO Technologies, Inc.* (Miscellaneous Manufacturing)	504	20,130
Euronet Worldwide, Inc.* (Commercial Services)	840	25,200
Evergreen Solar, Inc.* (Energy-Alternate Sources)	1,848	31,915
Excel Technology, Inc.* (Electronics)	840	22,764
EXCO Resources, Inc.* (Oil & Gas)	1,092	16,904
Exelixis, Inc.* (Biotechnology)	2,100	18,123
Exponent, Inc.* (Commercial Services)	924	24,985
Extra Space Storage, Inc. (REIT)	1,764	25,208
Federal Agricultural Mortgage Corp.—Class C (Diversified Financial Services)	588	15,476
FEI Co.* (Electronics)	672	16,686
FelCor Lodging Trust, Inc. (REIT)	1,176	18,334
Ferro Corp. (Chemicals)	924	19,155
Finisar Corp.* (Telecommunications)	5,040	7,308
First BanCorp (Banks)	1,764	12,860
First Financial Holdings, Inc. (Savings & Loans)	840	23,033
First Merchants Corp. (Banks)	1,176	25,684
First Place Financial Corp. (Savings & Loans)	1,092	15,277
First Potomac Realty Trust (REIT)	1,092	18,881
First State Bancorporation (Banks)	1,176	16,346
Fisher Communications, Inc.* (Media)	420	15,943
Fleetwood Enterprises, Inc.* (Home Builders)	1,764	10,549
FLIR Systems, Inc.* (Electronics)	2,016	63,101
Flow International Corp.* (Machinery-Diversified)	1,344	12,526
Flowers Foods, Inc. (Food)	1,260	29,497
Flushing Financial Corp. (Savings & Loans)	1,512	24,268
Force Protection, Inc.* (Auto Manufacturers)	1,092	5,111
FormFactor, Inc.* (Semiconductors)	756	25,024
Forward Air Corp. (Transportation)	756	23,565
Fossil, Inc.* (Household Products/Wares)	756	31,737
Foundry Networks, Inc.* (Telecommunications)	2,268	39,735
FPIC Insurance Group, Inc.* (Insurance)	504	21,662
Franklin Bank Corp. Houston* (Savings & Loans)	1,428	6,155
Fremont General Corp.* (Banks)	1,260	4,410
Friedman, Billings, Ramsey Group, Inc.—Class A (Diversified Financial Services)	3,360	10,550
FTI Consulting, Inc.* (Commercial Services)	672	41,422
Fuel Tech, Inc.* (Environmental Control)	504	11,416
FuelCell Energy, Inc.* (Energy-Alternate Sources)	1,932	19,165
Fuller (H.B.) Co. (Chemicals)	1,008	22,630
Gartner Group, Inc.* (Commercial Services)	1,176	20,651
Gaylord Entertainment Co.* (Lodging)	672	27,196
Gemstar-TV Guide International, Inc.* (Media)	4,788	22,791
Genco Shipping & Trading, Ltd.ADR (Transportation)	420	22,999
GenCorp, Inc.* (Aerospace/Defense)	1,596	18,609
General Communication, Inc.—Class A* (Telecommunications)	1,428	12,495
Genesco, Inc.* (Retail)	420	15,876
Genesee & Wyoming, Inc.—Class A* (Transportation)	756	18,273
GeoEye, Inc.* (Telecommunications)	756	25,439
Georgia Gulf Corp. (Chemicals)	840	5,561
Gevity HR, Inc. (Commercial Services)	756	5,814
Gladstone Capital Corp. (Investment Companies)	1,008	17,136

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

GMH Communities Trust (REIT)	2,016	$11,128
Golden Telecom, Inc.* (Telecommunications)	336	33,919
Goodman Global, Inc.* (Building Materials)	840	20,614
GrafTech International, Ltd.* (Electrical Components & Equipment)	1,680	29,820
Granite Construction, Inc. (Engineering & Construction)	504	18,235
Great Wolf Resorts, Inc.* (Entertainment)	1,512	14,833
Greatbatch, Inc.* (Electrical Components & Equipment)	588	11,754
Greenhill & Co., Inc. (Diversified Financial Services)	336	22,337
Greif Brothers Corp.—Class A (Packaging & Containers)	504	32,946
Grey Wolf, Inc.* (Oil & Gas)	3,108	16,566
Group 1 Automotive, Inc. (Retail)	504	11,970
GulfMark Offshore, Inc.* (Transportation)	420	19,652
Haemonetics Corp.* (Healthcare-Products)	504	31,762
Harleysville National Corp. (Banks)	1,596	23,254
Harvest Natural Resources, Inc.* (Oil & Gas)	1,512	18,900
Haynes International, Inc.* (Metal Fabricate/Hardware)	252	17,514
HealthExtras, Inc.* (Pharmaceuticals)	672	17,526
HEALTHSOUTH Corp.* (Healthcare-Services)	1,344	28,224
Healthways, Inc.* (Healthcare-Services)	588	34,363
Hecla Mining Co.* (Mining)	2,100	19,635
HEICO Corp. (Aerospace/Defense)	672	36,611
Heidrick & Struggles International, Inc. (Commercial Services)	420	15,586
Helen of Troy, Ltd.ADR* (Household Products/Wares)	672	11,518
Hercules Offshore, Inc.* (Oil & Gas Services)	504	11,985
Hercules Technology Growth Capital, Inc. (Investment Companies)	1,680	20,866
Hercules, Inc. (Chemicals)	1,848	35,759
Herman Miller, Inc. (Office Furnishings)	924	29,928
Hersha Hospitality Trust (REIT)	2,100	19,950
Hexcel Corp.* (Aerospace/Defense Equipment)	1,596	38,751
Hibbett Sports, Inc.* (Retail)	756	15,105
Highwoods Properties, Inc. (REIT)	924	27,147
Hilb, Rogal, and Hobbs Co. (Insurance)	588	23,855
Hologic, Inc.* (Healthcare-Products)	840	57,658
Horizon Lines, Inc.—Class A (Transportation)	756	14,092
Hornbeck Offshore Services, Inc.* (Oil & Gas Services)	420	18,879
Hub Group, Inc.—Class A* (Transportation)	756	20,094
Hudson Highland Group, Inc.* (Commercial Services)	672	5,652
Human Genome Sciences, Inc.* (Biotechnology)	2,688	28,063
Huron Consulting Group, Inc.* (Commercial Services)	336	27,092
Iconix Brand Group, Inc.* (Apparel)	1,008	19,817
IDACORP, Inc. (Electric)	924	32,543
IHS, Inc.—Class A* (Computers)	588	35,609
II-VI, Inc.* (Electronics)	588	17,963
IKON Office Solutions, Inc. (Office/Business Equipment)	1,848	24,061
Illumina, Inc.* (Biotechnology)	840	49,778
Imation Corp. (Computers)	672	14,112
Immucor, Inc.* (Healthcare-Products)	1,092	37,117
Independent Bank Corp. (Banks)	840	22,865
Independent Bank Corp. (Banks)	1,344	12,768
Infinity Property & Casualty Corp. (Insurance)	504	18,210
Informatica Corp.* (Software)	1,596	28,760
Infospace, Inc. (Internet)	840	15,792
Ingles Markets, Inc.—Class A (Food)	504	12,797
Innospec, Inc. (Chemicals)	672	11,532
Insight Enterprises, Inc.* (Retail)	1,008	18,386
Insituform Technologies, Inc.—Class A* (Engineering & Construction)	840	12,432
Integra Bank Corp. (Banks)	1,260	17,779
Interactive Brokers Group, Inc.—Class A* (Diversified Financial Services)	840	27,149
InterDigital, Inc.* (Telecommunications)	840	19,597
Interface, Inc.—Class A (Office Furnishings)	1,176	19,192
Interline Brands, Inc.* (Building Materials)	672	14,724
Intermec, Inc.* (Machinery-Diversified)	1,092	22,179
InterMune, Inc.* (Biotechnology)	588	7,838
Internap Network Services Corp.* (Internet)	1,008	8,397
International Coal Group, Inc.* (Coal)	2,688	14,408
Interwoven, Inc.* (Internet)	1,260	17,917
inVentiv Health, Inc.* (Advertising)	588	18,204
Inverness Medical Innovations, Inc.* (Healthcare-Products)	756	42,472
ION Geophysical Corp.* (Oil & Gas Services)	1,260	19,883
IPC Holdings, Ltd.ADR (Insurance)	1,092	31,526
iPCS, Inc. (Telecommunications)	588	21,162
Isis Pharmaceuticals, Inc.* (Pharmaceuticals)	1,848	29,106
ITC Holdings Corp. (Electric)	840	47,393
Itron, Inc.* (Electronics)	504	48,369
J. Crew Group, Inc.* (Retail)	588	28,347
j2 Global Communications, Inc.* (Internet)	924	19,561
Jack Henry & Associates, Inc. (Computers)	1,260	30,668
Jack in the Box, Inc.* (Retail)	1,008	25,976
Jackson Hewitt Tax Service, Inc. (Commercial Services)	672	21,336
JAKKS Pacific, Inc.* (Toys/Games/Hobbies)	672	15,866
Jamba, Inc.* (Retail)	1,680	6,216
Jer Investors Trust, Inc. (REIT)	1,344	14,475
JetBlue Airways Corp.* (Airlines)	2,688	15,859
Jo-Ann Stores, Inc.* (Retail)	504	6,592
Jos. A. Bank Clothiers, Inc.* (Retail)	420	11,949
K-V Pharmaceutical Co.* (Pharmaceuticals)	756	21,576
Kadant, Inc.* (Machinery-Diversified)	588	17,446
Kaiser Aluminum Corp. (Mining)	252	20,029
Kaman Corp. (Aerospace/Defense)	672	24,736
Kaydon Corp. (Metal Fabricate/Hardware)	504	27,488
KBW, Inc.* (Diversified Financial Services)	588	15,047
KEMET Corp.* (Electronics)	2,268	15,037
Kenexa Corp.* (Commercial Services)	504	9,788
Kindred Healthcare, Inc.* (Healthcare-Services)	504	12,590
KNBT Bancorp, Inc. (Savings & Loans)	1,932	29,791
Knight Capital Group, Inc.—Class A* (Diversified Financial Services)	1,764	25,402
Knight Transportation, Inc. (Transportation)	1,176	17,417
Knightsbridge Tankers, Ltd.ADR (Transportation)	672	16,229
Knoll, Inc. (Office Furnishings)	924	15,181
Korn/Ferry International* (Commercial Services)	840	15,809
Kulicke & Soffa Industries, Inc.* (Semiconductors)	1,680	11,525
L-1 Identity Solutions, Inc.* (Electronics)	1,092	19,601
Laclede Group, Inc. (Gas)	1,176	40,266
Lance, Inc. (Food)	840	17,153
LandAmerica Financial Group, Inc. (Insurance)	252	8,429
Landauer, Inc. (Commercial Services)	504	26,132
LaSalle Hotel Properties (REIT)	756	24,116
Lattice Semiconductor Corp.* (Semiconductors)	3,108	10,101
Lawson Software, Inc.* (Software)	2,436	24,945
Layne Christensen Co.* (Engineering & Construction)	420	20,668
LCA-Vision, Inc. (Healthcare-Products)	420	8,387
Leapfrog Enterprises, Inc.* (Toys/Games/Hobbies)	1,512	10,176
Lear Corp.* (Auto Parts & Equipment)	1,176	32,528
Lee Enterprises, Inc. (Media)	1,008	14,767
Life Time Fitness, Inc.* (Leisure Time)	504	25,039
LifeCell Corp.* (Biotechnology)	672	28,970

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Ligand Pharmaceuticals, Inc.—Class B (Pharmaceuticals)	2,184	$10,549
Lin TV Corp.—Class A* (Media)	756	9,201
Littelfuse, Inc.* (Electrical Components & Equipment)	504	16,612
Live Nation, Inc.* (Commercial Services)	1,092	15,856
LKQ Corp.* (Distribution/Wholesale)	2,016	42,376
LodgeNet Entertainment Corp.* (Media)	588	10,255
Longs Drug Stores Corp. (Retail)	504	23,688
LoopNet, Inc.* (Internet)	756	10,622
LTC Properties, Inc. (REIT)	1,176	29,459
Luminex Corp.* (Healthcare-Products)	1,260	20,462
M&F Worldwide Corp.* (Food)	252	13,570
Macrovision Corp.* (Entertainment)	924	16,937
Magellan Health Services, Inc.* (Healthcare-Services)	672	31,335
Maguire Properties, Inc. (REIT)	756	22,279
Manhattan Associates, Inc.* (Computers)	672	17,714
MannKind Corp.* (Pharmaceuticals)	1,092	8,692
Mariner Energy, Inc.* (Oil & Gas)	1,428	32,673
Martek Biosciences Corp.* (Biotechnology)	840	24,847
Marvel Entertainment, Inc.* (Toys/Games/Hobbies)	1,008	26,924
MasTec, Inc.* (Telecommunications)	1,092	11,106
Matria Healthcare, Inc.* (Healthcare-Services)	504	11,980
Matrix Service Co.* (Oil & Gas Services)	588	12,830
Matthews International Corp.—Class A (Miscellaneous Manufacturing)	672	31,497
Mattson Technology, Inc.* (Semiconductors)	1,596	13,662
Max Capital Group, Ltd.ADR (Insurance)	1,176	32,916
MAXIMUS, Inc. (Commercial Services)	420	16,216
McCormick & Schmick’s Seafood Restaurants, Inc.* (Retail)	840	10,021
MCG Capital Corp. (Investment Companies)	1,512	17,524
McGrath Rentcorp (Commercial Services)	672	17,304
Medarex, Inc.* (Pharmaceuticals)	2,100	21,882
Mediacom Communications Corp.—Class A* (Media)	1,848	8,482
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	924	23,996
Mentor Corp. (Healthcare-Products)	672	26,275
Mentor Graphics Corp.* (Computers)	1,596	17,205
Meridian Bioscience, Inc. (Healthcare-Products)	924	27,794
Meritage Homes Corp.* (Home Builders)	504	7,343
Metal Management, Inc. (Environmental Control)	420	19,123
Methode Electronics, Inc. (Electronics)	1,092	17,952
MGE Energy, Inc. (Electric)	924	32,774
MGI Pharma, Inc.* (Pharmaceuticals)	1,344	54,472
Micros Systems, Inc.* (Computers)	672	47,147
Microsemi Corp.* (Semiconductors)	1,260	27,896
MicroStrategy, Inc.—Class A* (Software)	168	15,977
Midas, Inc.* (Commercial Services)	840	12,314
MKS Instruments, Inc.* (Semiconductors)	924	17,685
Mobile Mini, Inc.* (Storage/Warehousing)	756	14,016
Monaco Coach Corp. (Home Builders)	1,176	10,443
Monarch Casino & Resort, Inc.* (Lodging)	588	14,159
Montpelier Re Holdings, Ltd.ADR (Insurance)	1,848	31,434
Moog, Inc.—Class A* (Aerospace/Defense)	672	30,784
MPS Group, Inc.* (Commercial Services)	1,848	20,217
MSC. Software Corp.* (Software)	1,260	16,367
Mueller Industries, Inc. (Metal Fabricate/Hardware)	756	21,916
Mueller Water Products, Inc.—Class A (Metal Fabricate/Hardware)	2,184	20,792
MVC Capital, Inc. (Investment Companies)	924	14,913
Myriad Genetics, Inc.* (Biotechnology)	756	35,093
Nara Bancorp, Inc. (Banks)	1,344	15,684
Nash Finch Co. (Food)	336	11,854
NATCO Group, Inc.—Class A* (Oil & Gas Services)	420	22,743
National CineMedia, Inc. (Entertainment)	924	23,294
National Financial Partners (Diversified Financial Services)	672	30,650
Nationwide Health Properties, Inc. (REIT)	1,428	44,839
NCI Building Systems, Inc.* (Building Materials)	420	12,092
Nektar Therapeutics* (Biotechnology)	1,764	11,836
Net 1 UEPS Technologies, Inc.* (Commercial Services)	756	22,196
Netflix, Inc.* (Internet)	924	24,597
NETGEAR, Inc.* (Telecommunications)	672	23,970
NewAlliance Bancshares, Inc. (Savings & Loans)	2,100	24,192
NGP Capital Resources Co. (Investment Companies)	1,260	19,694
Nicor, Inc. (Gas)	756	32,017
Nordson Corp. (Machinery-Diversified)	588	34,080
North Pittsburgh Systems, Inc. (Telecommunications)	840	19,060
NorthStar Realty Finance Corp. (REIT)	1,680	14,986
Novatel Wireless, Inc.* (Telecommunications)	588	9,526
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	672	9,327
NTELOS Holdings Corp. (Telecommunications)	672	19,952
Nuance Communications, Inc.* (Software)	2,100	39,228
NuVasive, Inc.* (Healthcare-Products)	840	33,197
O’Charley’s, Inc. (Retail)	1,008	15,100
Oil States International, Inc.* (Oil & Gas Services)	756	25,795
Old Dominion Freight Line, Inc.* (Transportation)	672	15,530
Olin Corp. (Chemicals)	1,344	25,980
OM Group, Inc.* (Chemicals)	504	29,000
OMEGA Healthcare Investors, Inc. (REIT)	1,764	28,312
Omnicell, Inc.* (Software)	840	22,621
OmniVision Technologies, Inc.* (Semiconductors)	1,092	17,090
ON Semiconductor Corp.* (Semiconductors)	3,696	32,820
Onyx Pharmaceuticals, Inc.* (Pharmaceuticals)	840	46,721
optionsXpress Holdings, Inc. (Diversified Financial Services)	840	28,409
OraSure Technologies, Inc.* (Healthcare-Products)	2,268	20,163
Orbital Sciences Corp.* (Aerospace/Defense)	1,092	26,776
Orthofix International N.V.ADR* (Healthcare-Products)	420	24,347
OSI Pharmaceuticals, Inc.* (Pharmaceuticals)	1,008	48,898
OSI Systems, Inc.* (Electronics)	588	15,564
Owens & Minor, Inc. (Distribution/Wholesale)	756	32,077
P.F. Chang’s China Bistro, Inc.* (Retail)	588	13,430
Pacer International, Inc. (Transportation)	840	12,264
Pacific Sunwear of California, Inc.* (Retail)	1,176	16,593
PAETEC Holding Corp.* (Telecommunications)	1,596	15,561
Palm, Inc. (Computers)	1,680	10,651
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	672	16,128
Parallel Petroleum Corp.* (Oil & Gas)	840	14,809
Parametric Technology Corp.* (Software)	1,764	31,487
PAREXEL International Corp.* (Commercial Services)	504	24,343
Parker Drilling Co.* (Oil & Gas)	2,016	15,221
Peet’s Coffee & Tea, Inc.* (Beverages)	840	24,419
Penn Virginia Corp. (Oil & Gas)	588	25,654
Performance Food Group Co.* (Food)	756	20,314
Perini Corp.* (Engineering & Construction)	420	17,396
Perot Systems Corp.—Class A* (Computers)	1,428	19,278
Perrigo Co. (Pharmaceuticals)	1,428	49,994
Petrohawk Energy Corp.* (Oil & Gas)	2,604	45,075
PetroQuest Energy, Inc.* (Oil & Gas)	1,092	15,616
Pharmion Corp.* (Pharmaceuticals)	504	31,681
Phase Forward, Inc.* (Software)	1,008	21,924
PHH Corp.* (Commercial Services)	924	16,299
PHI, Inc.* (Transportation)	672	20,845
Pier 1 Imports, Inc.* (Retail)	2,100	10,983
Pilgrim’s Pride Corp. (Food)	672	19,454

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Pinnacle Entertainment, Inc.* (Entertainment)	1,008	$23,748
Pinnacle Financial Partners, Inc.* (Banks)	1,008	25,623
Piper Jaffray* (Diversified Financial Services)	420	19,454
Plantronics, Inc. (Telecommunications)	840	21,840
Platinum Underwriters Holdings, Ltd.ADR (Insurance)	1,008	35,844
Plexus Corp.* (Electronics)	840	22,058
PMA Capital Corp.—Class A* (Insurance)	2,016	16,572
PMC-Sierra, Inc.* (Semiconductors)	3,696	24,172
PNM Resources, Inc. (Electric)	1,344	28,829
Polaris Industries, Inc. (Leisure Time)	672	32,101
Polycom, Inc.* (Telecommunications)	1,344	37,336
PolyOne Corp.* (Chemicals)	2,352	15,476
Portfolio Recovery Associates, Inc. (Diversified Financial Services)	336	13,329
Post Properties, Inc. (REIT)	672	23,601
Potlatch Corp. (Forest Products & Paper)	756	33,597
Powerwave Technologies, Inc.* (Telecommunications)	2,688	10,833
Preferred Bank (Banks)	672	17,485
Presidential Life Corp. (Insurance)	1,092	19,121
Priceline.com, Inc.* (Internet)	588	67,538
PRIMEDIA, Inc. (Media)	924	7,854
ProAssurance Corp.* (Insurance)	588	32,293
Progress Software Corp.* (Software)	756	25,462
Prospect Capital Corp. (Investment Companies)	1,092	14,251
Provident New York Bancorp (Savings & Loans)	1,932	24,961
PSS World Medical, Inc.* (Healthcare-Products)	1,260	24,658
Psychiatric Solutions, Inc.* (Healthcare-Services)	924	30,030
Quanex Corp. (Metal Fabricate/Hardware)	588	30,517
Quantum Corp.* (Computers)	5,208	14,010
Quest Software, Inc.* (Software)	1,260	23,234
Quiksilver, Inc.* (Apparel)	2,100	18,018
RAIT Financial Trust (REIT)	1,092	9,413
Ralcorp Holdings, Inc.* (Food)	504	30,638
Raven Industries, Inc. (Miscellaneous Manufacturing)	504	19,349
RBC Bearings, Inc.* (Metal Fabricate/Hardware)	504	21,904
RC2 Corp.* (Toys/Games/Hobbies)	504	14,147
RealNetworks, Inc.* (Internet)	2,184	13,301
Realty Income Corp. (REIT)	1,680	45,394
Red Robin Gourmet Burgers, Inc.* (Retail)	504	16,123
Reddy Ice Holdings, Inc. (Miscellaneous Manufacturing)	756	19,134
Regal-Beloit Corp. (Hand/Machine Tools)	504	22,655
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	1,176	28,400
Regis Corp. (Retail)	756	21,138
Renasant Corp. (Banks)	1,008	21,743
Rent-A-Center, Inc.* (Commercial Services)	1,176	17,076
Resource Capital Corp. (REIT)	1,344	12,513
Resources Connection, Inc. (Commercial Services)	840	15,254
RF Micro Devices, Inc.* (Telecommunications)	3,360	19,186
Rimage Corp.* (Computers)	588	15,259
Robbins & Myers, Inc. (Machinery-Diversified)	336	25,412
Rock-Tenn Co.—Class A (Forest Products & Paper)	672	17,076
Rofin-Sinar Technologies, Inc.* (Electronics)	672	32,330
Rosetta Resources, Inc.* (Oil & Gas)	1,008	19,989
RTI International Metals, Inc.* (Mining)	336	23,160
Rudolph Technologies, Inc.* (Semiconductors)	1,008	11,411
Rush Enterprises, Inc.* (Retail)	1,092	19,853
Russ Berrie and Co., Inc.* (Household Products/Wares)	924	15,117
SAIC, Inc.* (Commercial Services)	1,596	32,111
Sally Beauty Holdings, Inc.* (Retail)	1,764	15,964
Sanderson Farms, Inc. (Food)	420	14,188
Sandy Spring Bancorp, Inc. (Banks)	840	23,369
Sapient Corp.* (Internet)	2,016	17,761
Savient Pharmaceuticals, Inc.* (Biotechnology)	1,176	27,013
SAVVIS, Inc.* (Telecommunications)	504	14,067
ScanSource, Inc.* (Distribution/Wholesale)	672	21,739
Schnitzer Steel Industries, Inc.—Class A (Iron/Steel)	420	29,035
Scholastic Corp.* (Media)	756	26,377
Schweitzer-Mauduit International, Inc. (Forest Products & Paper)	672	17,412
Sciele Pharma, Inc.* (Pharmaceuticals)	756	15,460
Seabright Insurance Holdings* (Insurance)	1,176	17,734
Seacoast Banking Corp. of Florida (Banks)	1,092	11,226
Security Bank Corp. (Banks)	1,176	10,749
Select Comfort Corp.* (Retail)	1,008	7,066
Selective Insurance Group, Inc. (Insurance)	1,176	27,036
Semtech Corp.* (Semiconductors)	1,428	22,163
Senior Housing Properties Trust (REIT)	1,512	34,292
Senomyx, Inc.* (Commercial Services)	1,092	8,179
Signature Bank* (Banks)	672	22,680
Silgan Holdings, Inc. (Packaging & Containers)	420	21,815
Silicon Image, Inc.* (Semiconductors)	1,932	8,733
Sinclair Broadcast Group, Inc.—Class A (Media)	1,260	10,345
SiRF Technology Holdings, Inc.* (Semiconductors)	924	23,220
Skilled Healthcare Group, Inc.—Class A* (Healthcare-Services)	1,092	15,976
SkyWest, Inc. (Airlines)	1,008	27,065
Skyworks Solutions, Inc.* (Semiconductors)	2,940	24,990
Smart Modular Technologies (WWH), Inc.ADR* (Computers)	1,008	10,261
Sohu.com, Inc.* (Internet)	588	32,058
Sonic Corp.* (Retail)	1,260	27,594
SONICWALL, Inc.* (Internet)	1,932	20,711
SonoSite, Inc.* (Healthcare-Products)	588	19,798
Sonus Networks, Inc.* (Telecommunications)	4,032	23,507
Sotheby’s (Commercial Services)	1,008	38,405
Southwest Bancorp, Inc. (Banks)	1,008	18,477
Spansion, Inc.—Class A* (Semiconductors)	1,680	6,602
Spartan Motors, Inc. (Auto Parts & Equipment)	756	5,776
Spartan Stores, Inc. (Food)	588	13,436
Spartech Corp. (Chemicals)	672	9,475
Spherion Corp.* (Commercial Services)	1,764	12,842
SPSS, Inc.* (Software)	420	15,082
Stage Stores, Inc. (Retail)	924	13,675
Standard Microsystems Corp.* (Semiconductors)	588	22,973
Standard Pacific Corp. (Home Builders)	1,176	3,940
Standex International Corp. (Miscellaneous Manufacturing)	924	16,124
Steiner Leisure, Ltd.ADR* (Commercial Services)	420	18,547
STERIS Corp. (Healthcare-Products)	1,092	31,493
Sterling Financial Corp. (Savings & Loans)	1,008	16,924
Steven Madden, Ltd.* (Apparel)	588	11,760
Stewart Enterprises, Inc.—Class A (Commercial Services)	2,436	21,680
Stifel Financial Corp.* (Diversified Financial Services)	336	17,664
Stone Energy Corp.* (Oil & Gas)	588	27,583
Strategic Hotels & Resorts, Inc. (REIT)	1,344	22,485
Strayer Education, Inc. (Commercial Services)	252	42,986
Suffolk Bancorp (Banks)	756	23,217
Sunrise Assisted Living, Inc.* (Healthcare-Services)	756	23,194
Sunstone Hotel Investors, Inc. (REIT)	1,176	21,509
Superior Bancorp* (Banks)	2,520	13,532
Superior Essex, Inc.* (Electrical Components & Equipment)	504	12,096
SureWest Communications (Telecommunications)	672	11,491
Swift Energy Co.* (Oil & Gas)	504	22,231
Sybase, Inc.* (Software)	1,344	35,065
Symmetricom, Inc.* (Telecommunications)	1,932	9,100
Synaptics, Inc.* (Computers)	504	20,745
Take-Two Interactive Software, Inc.* (Software)	1,260	23,247
Taser International, Inc.* (Electronics)	1,344	19,340

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Technitrol, Inc. (Electronics)	756	$21,606
Tekelec* (Telecommunications)	1,176	14,700
Teledyne Technologies, Inc.* (Aerospace/Defense)	588	31,358
TeleTech Holdings, Inc.* (Commercial Services)	672	14,293
Tempur-Pedic International, Inc. (Home Furnishings)	1,260	32,722
Tenneco Automotive, Inc.* (Auto Parts & Equipment)	840	21,899
Terra Industries, Inc.* (Chemicals)	1,512	72,213
Tessera Technologies, Inc.* (Semiconductors)	756	31,450
Tetra Tech, Inc.* (Environmental Control)	1,092	23,478
Texas Capital Bancshares, Inc.* (Banks)	1,008	18,396
Texas Industries, Inc. (Building Materials)	420	29,442
The Children’s Place Retail Stores, Inc.* (Retail)	420	10,891
The Commerce Group, Inc. (Insurance)	924	33,245
The Genlyte Group, Inc.* (Building Materials)	420	39,984
The Geo Group, Inc.* (Commercial Services)	924	25,872
The Gymboree Corp.* (Apparel)	588	17,910
The Hain Celestial Group, Inc.* (Food)	840	26,880
The Medicines Co.* (Pharmaceuticals)	1,008	19,313
The Men’s Wearhouse, Inc. (Retail)	840	22,663
The Middleby Corp.* (Machinery-Diversified)	336	25,744
The Pantry, Inc.* (Retail)	420	10,975
The Pep Boys-Manny, Moe & Jack (Retail)	840	9,643
The Phoenix Cos., Inc. (Insurance)	2,184	25,924
The Spectranetics Corp.* (Healthcare-Products)	1,512	23,179
The Steak n Shake Co.* (Retail)	1,428	15,565
The Timberland Co.—Class A* (Apparel)	924	16,706
The TriZetto Group, Inc.* (Internet)	1,008	17,509
The Ultimate Software Group, Inc.* (Software)	672	21,148
The Warnaco Group, Inc.* (Apparel)	840	29,232
Thoratec Corp.* (Healthcare-Products)	1,092	19,863
THQ, Inc.* (Software)	1,008	28,416
Tibco Software, Inc.* (Internet)	3,360	27,115
TICC Capital Corp. (Investment Companies)	1,428	13,180
TierOne Corp. (Savings & Loans)	588	13,024
Time Warner Telecom, Inc.—Class A* (Telecommunications)	2,184	44,313
Titan International, Inc. (Auto Parts & Equipment)	504	15,755
TiVo, Inc.* (Home Furnishings)	2,688	22,418
TNS, Inc. (Commercial Services)	1,344	23,856
TreeHouse Foods, Inc.* (Food)	756	17,380
Triarc Cos., Inc. (Retail)	1,428	12,509
TriCo Bancshares (Banks)	1,008	19,454
Trident Microsystems, Inc.* (Software)	1,008	6,612
TriQuint Semiconductor, Inc.* (Semiconductors)	3,612	23,948
Tronox, Inc.—Class B (Chemicals)	1,260	10,899
TrueBlue, Inc.* (Commercial Services)	924	13,380
Trump Entertainment Resorts, Inc.* (Lodging)	1,008	4,334
TrustCo Bank Corp. NY (Banks)	3,360	33,331
Tupperware Corp. (Household Products/Wares)	1,092	36,069
Tween Brands, Inc.* (Retail)	504	13,346
TXCO Resources, Inc.* (Oil & Gas)	1,344	16,209
UAP Holding Corp. (Chemicals)	1,008	38,909
UCBH Holdings, Inc. (Banks)	1,764	24,978
UIL Holdings Corp. (Electric)	756	27,934
Under Armour, Inc.—Class A* (Retail)	420	18,341
United America Indemnity, Ltd.—Class A* (Insurance)	1,008	20,079
United Natural Foods, Inc.* (Food)	840	26,645
United Online, Inc. (Internet)	1,512	17,872
United Stationers, Inc.* (Distribution/Wholesale)	420	19,408
United Therapeutics Corp.* (Pharmaceuticals)	420	41,013
Universal American Financial Corp.* (Insurance)	1,092	27,944
Universal Corp. (Agriculture)	420	21,512
Universal Health Realty Income Trust (REIT)	840	29,770
Urstadt Biddle Properties—Class A (REIT)	1,512	23,436
USA Mobility, Inc. (Telecommunications)	672	9,610
USEC, Inc.* (Mining)	1,428	12,852
UTStarcom, Inc.* (Telecommunications)	2,688	7,392
Vail Resorts, Inc.* (Entertainment)	504	27,120
Valassis Communications, Inc.* (Commercial Services)	1,008	11,784
Valeant Pharmaceuticals International* (Pharmaceuticals)	1,596	19,104
Valmont Industries, Inc. (Metal Fabricate/Hardware)	336	29,944
ValueClick, Inc.* (Internet)	1,596	34,952
Varian, Inc.* (Electronics)	504	32,911
Veeco Instruments, Inc.* (Semiconductors)	1,008	16,834
Ventana Medical Systems, Inc.* (Healthcare-Products)	504	43,964
Viad Corp. (Commercial Services)	504	15,916
ViaSat, Inc.* (Telecommunications)	588	20,245
Vignette Corp.* (Internet)	1,008	14,727
ViroPharma, Inc.* (Pharmaceuticals)	1,344	10,671
VistaPrint, Ltd.ADR* (Commercial Services)	756	32,395
Visteon Corp.* (Auto Parts & Equipment)	2,520	11,063
Volcom, Inc.* (Apparel)	336	7,402
W-H Energy Services, Inc.* (Oil & Gas Services)	504	28,330
W.R. Grace & Co.* (Chemicals)	1,176	30,788
Wabtec Corp. (Machinery-Diversified)	840	28,930
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	1,344	48,505
Walter Industries, Inc. (Holding Companies-Diversified)	924	33,199
Warren Resources, Inc.* (Oil & Gas)	1,428	20,178
Watsco, Inc. (Distribution/Wholesale)	420	15,439
Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	672	31,187
Watts Water Technologies, Inc.—Class A (Electronics)	588	17,522
WD-40 Co. (Household Products/Wares)	672	25,516
Websense, Inc.* (Internet)	840	14,263
West Coast Bancorp (Banks)	924	17,094
West Pharmaceutical Services, Inc. (Healthcare-Products)	588	23,867
Westar Energy, Inc. (Electric)	1,596	41,400
Whiting Petroleum Corp.* (Oil & Gas)	588	33,904
Willbros Group, Inc.ADR* (Oil & Gas Services)	588	22,515
Wind River Systems, Inc.* (Software)	1,680	15,002
Winn-Dixie Stores, Inc.* (Food)	588	9,920
Winnebago Industries, Inc. (Home Builders)	672	14,125
Winthrop Realty Trust (REIT)	3,696	19,552
WMS Industries, Inc.* (Leisure Time)	840	30,778
Wolverine World Wide, Inc. (Apparel)	1,008	24,716
Woodward Governor Co. (Electronics)	504	34,247
World Acceptance Corp.* (Diversified Financial Services)	420	11,332
World Fuel Services Corp. (Retail)	504	14,631
Worthington Industries, Inc. (Metal Fabricate/Hardware)	1,176	21,027
Wright Express Corp.* (Commercial Services)	756	26,830
Wright Medical Group, Inc.* (Healthcare-Products)	840	24,503
WSFS Financial Corp. (Savings & Loans)	420	21,084
XenoPort, Inc.* (Pharmaceuticals)	420	23,470
Zale Corp.* (Retail)	840	13,490
Zenith National Insurance Corp. (Insurance)	672	30,059
Zoltek Cos., Inc.* (Chemicals)	420	18,005
Zoran Corp.* (Semiconductors)	1,008	22,690
Zumiez, Inc.* (Retail)	420	10,231
Zymogenetics, Inc.* (Pharmaceuticals)	1,176	13,724

TOTAL COMMON STOCKS
(Cost $14,779,106)		16,993,171

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2007

Repurchase Agreements (28.3%)
	Principal
	Amount	Value

HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $1,828,416 (Collateralized by $1,870,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $1,876,968)	$1,828,000	$1,828,000

UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $4,839,115 (Collateralized by $4,672,000 of various Federal National Mortgage Association Securities, 6.00% - 7.125%, 5/15/08-6/15/10, market value $4,936,747)	4,838,000	4,838,000

TOTAL REPURCHASE AGREEMENTS
(Cost $6,666,000)		6,666,000

TOTAL INVESTMENT SECURITIES
(Cost $21,445,106)—100.5%		23,659,171
Net other assets (liabilities)—(0.5)%		(118,517)

NET ASSETS—100.0%		$23,540,654

*	Non-income producing security
+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
ADR	American Depositary Receipt

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

Russell 2000 Futures Contract expiring March 2008 (Underlying face amount at value $6,925,500)	18	$(59,481)

Futures Contracts Sold
E-Mini Russell 2000 Futures Contract expiring March 2008 (Underlying face amount at value $5,078,700)	66	56,804

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/08	$10,568,614	$(108,848)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/08	17,702,333	(179,107)

ProFund VP UltraSmall-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.1%
Aerospace/Defense	0.8%
Aerospace/Defense Equipment	0.1%
Agriculture	0.1%
Airlines	0.4%
Apparel	0.9%
Auto Manufacturers	NM
Auto Parts & Equipment	0.7%
Banks	3.2%
Beverages	0.1%
Biotechnology	1.9%
Building Materials	0.6%
Chemicals	1.7%
Coal	0.3%
Commercial Services	5.4%
Computers	1.3%
Cosmetics/Personal Care	0.2%
Distribution/Wholesale	0.8%
Diversified Financial Services	1.3%
Electric	1.3%
Electrical Components & Equipment	0.6%
Electronics	2.6%
Energy-Alternate Sources	0.2%
Engineering & Construction	0.7%
Entertainment	0.7%
Environmental Control	0.3%
Food	1.4%
Forest Products & Paper	0.4%
Gas	0.4%
Hand/Machine Tools	0.2%
Healthcare-Products	2.7%
Healthcare-Services	1.3%
Holding Companies-Diversified	0.1%
Home Builders	0.2%
Home Furnishings	0.3%
Household Products/Wares	0.6%
Insurance	2.3%
Internet	2.7%
Investment Companies	0.8%
Iron/Steel	0.1%
Leisure Time	0.4%
Lodging	0.3%
Machinery-Construction & Mining	0.3%
Machinery-Diversified	1.1%
Media	0.6%
Metal Fabricate/Hardware	0.8%
Mining	0.9%
Miscellaneous Manufacturing	1.4%
Office Furnishings	0.3%
Office/Business Equipment	0.1%
Oil & Gas	2.7%
Oil & Gas Services	1.2%
Packaging & Containers	0.2%
Pharmaceuticals	3.0%
REIT	3.8%
Real Estate	0.1%
Retail	3.6%
Savings & Loans	1.0%
Semiconductors	2.3%
Software	3.0%
Storage/Warehousing	0.1%
Telecommunications	3.0%
Toys/Games/Hobbies	0.3%
Transportation	1.5%
Trucking & Leasing	0.1%
Water	0.3%
Other**	27.8%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $14,779,106)	$16,993,171
Repurchase agreements, at cost	6,666,000

Total Investment Securities	23,659,171
Segregated cash balances with brokers for futures contracts	129,360
Dividends and interest receivable	24,397
Receivable for capital shares issued	35,319
Receivable for investments sold	71,056
Prepaid expenses	129

Total Assets	23,919,432

Liabilities:
Cash overdraft	39,828
Unrealized loss on swap agreements	287,955
Variation margin on futures contracts	12,480
Advisory fees payable	8,801
Management services fees payable	1,173
Administration fees payable	635
Administrative services fees payable	7,124
Distribution fees payable	5,813
Trustee fees payable	4
Transfer agency fees payable	1,488
Fund accounting fees payable	980
Compliance services fees payable	551
Other accrued expenses	11,946

Total Liabilities	378,778

Net Assets	$23,540,654

Net Assets consist of:
Capital	$40,794,078
Accumulated net investment income (loss)	261,358
Accumulated net realized gains (losses) on investments	(19,438,215)
Net unrealized appreciation (depreciation) on investments	1,923,433

Net Assets	$23,540,654

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,013,500

Net Asset Value (offering and redemption price per share)	$23.23

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$604,034
Dividends	332,620

Total Investment Income	936,654

Expenses:
Advisory fees	310,719
Management services fees	62,144
Administration fees	12,910
Transfer agency fees	14,649
Administrative services fees	123,150
Distribution fees	103,573
Custody fees	28,951
Fund accounting fees	25,158
Trustee fees	798
Compliance services fees	695
Other fees	32,543

Total Gross Expenses before reductions	715,290
Less Expenses reduced by the Advisor	(39,994)

Total Net Expenses	675,296

Net Investment Income (Loss)	261,358

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,477,693
Net realized gains (losses) on futures contracts	(1,421,112)
Net realized gains (losses) on swap agreements	(5,219,071)
Change in net unrealized appreciation/depreciation on investments	(2,675,887)

Net Realized and Unrealized Gains (Losses) on Investments	(6,838,377)
Change in Net Assets Resulting from Operations	$(6,577,019)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap
Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$261,358	$511,925
Net realized gains (losses) on investments	(4,162,490)	6,605,943
Change in net unrealized appreciation/depreciation on investments	(2,675,887)	2,969,925

Change in net assets resulting from operations	(6,577,019)	10,087,793

Distributions to Shareholders From:
Net investment income	(511,925)	(16,868)

Change in net assets resulting from distributions	(511,925)	(16,868)

Capital Transactions:
Proceeds from shares issued	928,754,425	1,139,768,109
Dividends reinvested	354,471	16,868
Value of shares redeemed	(957,041,279)	(1,131,477,918)

Change in net assets resulting from capital transactions	(27,932,383)	8,307,059

Change in net assets	(35,021,327)	18,377,984
Net Assets:
Beginning of period	58,561,981	40,183,997

End of period	$23,540,654	$58,561,981

Accumulated net investment income (loss)	$261,358	$511,925

Share Transactions:
Issued	33,033,207	46,096,866
Reinvested	14,363	709
Redeemed	(34,195,265)	(45,804,331)

Change in shares	(1,147,695)	293,244

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$27.10	$21.51	$30.75	$29.20	$14.64

Investment Activities:
Net investment income (loss)(a)	0.17	0.20	0.01	(0.21)	(0.14)
Net realized and unrealized gains (losses) on investments	(3.73)	5.40	(0.18)	8.39	14.70

Total income (loss) from investment activities	(3.56)	5.60	(0.17)	8.18	14.56

Distributions to Shareholders From:
Net investment income	(0.31)	(0.01)	—	—	—
Net realized gains on investments	—	—	(9.07)	(6.63)	—

Total distributions	(0.31)	(0.01)	(9.07)	(6.63)	—

Net Asset Value, End of Period	$23.23	$27.10	$21.51	$30.75	$29.20

Total Return	(13.21)%	26.05%	(0.21)%	31.07%	99.45%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.72%	1.91%	1.94%	2.00%
Net expenses	1.63%	1.69%	1.91%	1.94%	1.98%
Net investment income (loss)	0.63%	0.82%	0.03%	(0.68)%	(0.66)%

Supplemental Data:
Net Assets, end of period (000’s)	$23,541	$58,562	$40,184	$173,846	$88,165
Portfolio turnover rate(b)	418%	208%	539%	481%	572%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP UltraNASDAQ-100

The ProFund VP UltraNASDAQ-100 seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2007, the Fund had a total return of 28.42%, compared to a total return of 19.24%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Research in Motion (+166.24%), Apple Inc (+133.47%), and Google (+50.17%), while the bottom three performers in this group were Cisco Systems (–0.95%), Qualcomm (+5.52%), and eBay (+10.38%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraNASDAQ-100 from October 18, 1999 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net
ProFund VP UltraNASDAQ-100	10/18/99	28.42%	24.57%	–18.68%	1.69%	1.63%

NASDAQ-100 Index	10/18/99	19.24%	16.63%	–1.26%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm. 146

PROFUNDS VP
ProFund VP UltraNASDAQ-100

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective:  The ProFund VP UltraNASDAQ-100 seeks daily investment results, before fees and expenses that correspond to twice the daily performance of the NASDAQ-100 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	86%
Futures Contracts	23%
Swap Agreements	92%

Total Exposure	201%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Apple Computer, Inc.	11.8%
Microsoft Corp.	5.6%
Google, Inc.—Class A	4.8%
Qualcomm, Inc.	3.8%
Research In Motion, Ltd.	3.1%

NASDAQ-100 Index - Composition
% of Index

Technology	45%
Communications	28%
Consumer Non-Cyclical	14%
Consumer Cyclical	8%
Industrial	4%
Basic Materials	1%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP UltraNASDAQ-100	December 31, 2007

Common Stocks (86.0%)
	Shares	Value

Activision, Inc.* (Software)	12,663	$376,091
Adobe Systems, Inc.* (Software)	27,405	1,171,016
Akamai Technologies, Inc.* (Internet)	7,749	268,115
Altera Corp. (Semiconductors)	23,058	445,481
Amazon.com, Inc.* (Internet)	13,419	1,243,136
Amgen, Inc.* (Biotechnology)	24,759	1,149,808
Amylin Pharmaceuticals, Inc.* (Pharmaceuticals)	6,426	237,762
Apollo Group, Inc.—Class A* (Commercial Services)	8,316	583,367
Apple Computer, Inc.* (Computers)	59,724	11,830,130
Applied Materials, Inc. (Semiconductors)	34,776	617,622
Autodesk, Inc.* (Software)	11,718	583,088
Baidu.com, Inc.ADR* (Internet)	1,134	442,702
BEA Systems, Inc.* (Software)	18,333	289,295
Bed Bath & Beyond, Inc.* (Retail)	17,388	511,033
Biogen Idec, Inc.* (Biotechnology)	15,498	882,146
Broadcom Corp.—Class A* (Semiconductors)	20,979	548,391
C.H. Robinson Worldwide, Inc. (Transportation)	8,127	439,833
Cadence Design Systems, Inc.* (Computers)	13,797	234,687
Celgene Corp.* (Biotechnology)	18,711	864,635
Cephalon, Inc.* (Pharmaceuticals)	3,213	230,565
Check Point Software Technologies, Ltd.ADR* (Internet)	10,773	236,575
Cintas Corp. (Textiles)	9,261	311,355
Cisco Systems, Inc.* (Telecommunications)	105,840	2,865,089
Citrix Systems, Inc.* (Software)	10,962	416,666
Cognizant Technology Solutions Corp.* (Computers)	13,797	468,270
Comcast Corp.—Special Class A* (Media)	71,064	1,297,629
Costco Wholesale Corp. (Retail)	11,151	777,894
Dell, Inc.* (Computers)	40,257	986,699
DENTSPLY International, Inc. (Healthcare-Products)	7,182	323,334
Discovery Holding Co.—Class A* (Media)	11,718	294,591
eBay, Inc.* (Internet)	49,329	1,637,230
EchoStar Communications Corp.—Class A* (Media)	10,584	399,228
Electronic Arts, Inc.* (Software)	15,498	905,238
Expedia, Inc.* (Internet)	13,608	430,285
Expeditors International of Washington, Inc. (Transportation)	10,206	456,004
Express Scripts, Inc.* (Pharmaceuticals)	10,962	800,226
Fastenal Co. (Distribution/Wholesale)	6,993	282,657
Fiserv, Inc.* (Software)	10,017	555,843
Flextronics International, Ltd.ADR* (Electronics)	44,037	531,086
Focus Media Holding, Ltd.ADR* (Advertising)	5,292	300,639
Foster Wheeler, Ltd.ADR* (Engineering & Construction)	3,591	556,677
Garmin, Ltd.ADR (Electronics)	9,828	953,316
Genzyme Corp.* (Biotechnology)	16,254	1,209,948
Gilead Sciences, Inc.* (Pharmaceuticals)	44,793	2,060,926
Google, Inc.—Class A* (Internet)	6,993	4,835,520
Hansen Natural Corp.* (Beverages)	4,536	200,899
Henry Schein, Inc.* (Healthcare-Products)	4,347	266,906
Hologic, Inc.* (Healthcare-Products)	6,426	441,081
IAC/InterActiveCorp* (Internet)	14,364	386,679
Infosys Technologies, Ltd.ADR (Software)	5,481	248,618
Intel Corp. (Semiconductors)	99,981	2,665,493
Intuit, Inc.* (Software)	20,412	645,223
Intuitive Surgical, Inc.* (Healthcare-Products)	1,890	613,305
Joy Global, Inc. (Machinery-Construction & Mining)	5,103	335,879
Juniper Networks, Inc.* (Telecommunications)	16,821	558,457
KLA-Tencor Corp. (Semiconductors)	10,773	518,828
Lam Research Corp.* (Semiconductors)	6,237	269,626
Lamar Advertising Co. (Advertising)	3,780	181,705
Leap Wireless International, Inc.* (Telecommunications)	3,402	158,669
Level 3 Communications, Inc.* (Telecommunications)	73,143	222,355
Liberty Global, Inc.—Class A* (Media)	9,261	362,939
Liberty Media Holding Corp.—Interactive Series A* (Internet)	27,216	519,281
Linear Technology Corp. (Semiconductors)	14,553	463,222
Logitech International SAADR* (Computers)	8,694	318,548
Marvell Technology Group, Ltd.ADR* (Semiconductors)	27,594	385,764
Microchip Technology, Inc. (Semiconductors)	8,694	273,165
Microsoft Corp. (Software)	157,248	5,598,029
Millicom International Cellular SAADR* (Telecommunications)	4,725	557,267
Monster Worldwide, Inc.* (Internet)	6,426	208,202
Network Appliance, Inc.* (Computers)	17,577	438,722
See accompanying notes to the financial statements. 147

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP UltraNASDAQ-100	December 31, 2007

Common Stocks, continued
	Shares	Value

NII Holdings, Inc.—Class B* (Telecommunications)	8,316	$401,829
NVIDIA Corp.* (Semiconductors)	26,649	906,599
Oracle Corp.* (Software)	104,328	2,355,726
PACCAR, Inc. (Auto Manufacturers)	20,223	1,101,749
Patterson Cos., Inc.* (Healthcare-Products)	6,615	224,579
Paychex, Inc. (Commercial Services)	17,388	629,793
Petsmart, Inc. (Retail)	6,237	146,757
Qualcomm, Inc. (Telecommunications)	96,390	3,792,947
Research In Motion, Ltd.ADR* (Computers)	27,405	3,107,727
Ryanair Holdings PLCADR* (Airlines)	5,670	223,625
SanDisk Corp.* (Computers)	10,206	338,533
Sears Holdings Corp.* (Retail)	6,993	713,636
Sigma-Aldrich Corp. (Chemicals)	6,048	330,221
Sirius Satellite Radio, Inc.* (Media)	77,679	235,367
Staples, Inc. (Retail)	23,247	536,308
Starbucks Corp.* (Retail)	49,707	1,017,502
Steel Dynamics, Inc. (Iron/Steel)	4,914	292,727
Stericycle, Inc.* (Environmental Control)	4,536	269,438
Sun Microsystems, Inc.* (Computers)	17,577	318,671
Symantec Corp.* (Internet)	44,226	713,808
Tellabs, Inc.* (Telecommunications)	12,285	80,344
Teva Pharmaceutical Industries, Ltd.ADR (Pharmaceuticals)	30,240	1,405,555
UAL Corp.* (Airlines)	5,292	188,713
VeriSign, Inc.* (Internet)	10,206	383,848
Vertex Pharmaceuticals, Inc.* (Biotechnology)	6,804	158,057
Virgin Media, Inc. (Telecommunications)	17,388	298,030
Whole Foods Market, Inc. (Food)	6,615	269,892
Wynn Resorts, Ltd. (Lodging)	6,048	678,162
Xilinx, Inc. (Semiconductors)	19,089	417,476
Yahoo!, Inc.* (Internet)	31,374	729,759

TOTAL COMMON STOCKS
(Cost $61,599,015)		85,948,068

Repurchase Agreements (14.8%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $4,055,924 (Collateralized by $4,031,000 Federal Home Loan Mortgage Corp., 4.75%, 3/5/09, market value $4,136,635)	$ 4,055,000	4,055,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $10,721,471 (Collateralized by $10,505,000 Federal Home Loan Bank, 5.25%, 9/11/09, market value $10,936,778)	10,719,000	10,719,000

TOTAL REPURCHASE AGREEMENTS
(Cost $14,774,000)		14,774,000

TOTAL INVESTMENT SECURITIES
(Cost $76,373,015)—100.8%		100,722,068
Net other assets (liabilities)—(0.8)%		(813,238)

NET ASSETS—100.0%		$99,908,830

*	Non-income producing security
+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
ADR	American Depositary Receipt

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini NASDAQ-100 Futures Contract expiring March 2008 (Underlying face amount at value $3,365,600)	80	$(26,061)
NASDAQ-100 Futures Contract expiring March 2008 (Underlying face amount at value $19,562,550)	93	(238,964)

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 1/29/08	$40,537,480	$(432,433)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 1/29/08	51,026,801	(543,756)

ProFund VP UltraNASDAQ-100 invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.5%
Airlines	0.4%
Auto Manufacturers	1.1%
Beverages	0.2%
Biotechnology	4.4%
Chemicals	0.3%
Commercial Services	1.2%
Computers	17.9%
Distribution/Wholesale	0.3%
Electronics	1.5%
Engineering & Construction	0.6%
Environmental Control	0.3%
Food	0.3%
Healthcare-Products	1.8%
Internet	11.8%
Iron/Steel	0.3%
Lodging	0.7%
Machinery-Construction & Mining	0.3%
Media	2.6%
Pharmaceuticals	4.7%
Retail	3.6%
Semiconductors	7.6%
Software	13.3%
Telecommunications	9.1%
Textiles	0.3%
Transportation	0.9%
Other**	14.0%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements. 148

PROFUNDS VP
ProFund VP UltraNASDAQ-100

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $61,599,015)	$85,948,068
Repurchase agreements, at cost	14,774,000

Total Investment Securities	100,722,068
Cash	4,130
Segregated cash balances with brokers for futures contracts	1,793,256
Dividends and interest receivable	32,053
Receivable for capital shares issued	3,414,962
Prepaid expenses	185

Total Assets	105,966,654

Liabilities:
Payable for investments purchased	4,096,639
Payable for capital shares redeemed	583,828
Unrealized loss on swap agreements	976,189
Variation margin on futures contracts	256,356
Advisory fees payable	51,871
Management services fees payable	6,916
Administration fees payable	2,393
Administrative services fees payable	26,305
Distribution fees payable	20,349
Trustee fees payable	15
Transfer agency fees payable	5,400
Fund accounting fees payable	3,695
Compliance services fees payable	1,677
Other accrued expenses	26,191

Total Liabilities	6,057,824

Net Assets	$99,908,830

Net Assets consist of:
Capital	$135,369,628
Accumulated net realized gains (losses) on investments	(58,568,637)
Net unrealized appreciation (depreciation) on investments	23,107,839

Net Assets	$99,908,830

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,710,060

Net Asset Value (offering and redemption price per share)	$26.93

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$792,825
Dividends	270,436

Total Investment Income	1,063,261

Expenses:
Advisory fees	554,748
Management services fees	110,950
Administration fees	23,232
Transfer agency fees	24,764
Administrative services fees	242,416
Distribution fees	184,916
Custody fees	17,730
Fund accounting fees	33,871
Trustee fees	1,055
Compliance services fees	1,588
Other fees	54,663

Total Gross Expenses before reductions	1,249,933
Less Expenses reduced by the Advisor	(43,154)

Total Net Expenses	1,206,779

Net Investment Income (Loss)	(143,518)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	319,496
Net realized gains (losses) on futures contracts	1,061,161
Net realized gains (losses) on swap agreements	6,466,133
Change in net unrealized appreciation/depreciation on investments	4,497,881

Net Realized and Unrealized Gains (Losses) on Investments	12,344,671

Change in Net Assets Resulting from Operations	$12,201,153

See accompanying notes to the financial statements. 149

PROFUNDS VP
ProFund VP UltraNASDAQ-100

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(143,518)	$(291,450)
Net realized gains (losses) on investments	7,846,790	4,880,002
Change in net unrealized appreciation/depreciation on investments	4,497,881	(3,872,938)

Change in net assets resulting from operations	12,201,153	715,614

Distributions to Shareholders From:
Net realized gains on investments	—	(27,392,163)

Change in net assets resulting from distributions	—	(27,392,163)

Capital Transactions:
Proceeds from shares issued	1,028,360,290	1,040,212,186
Dividends reinvested	—	27,392,163
Value of shares redeemed	(1,014,276,847)	(1,066,652,424)

Change in net assets resulting from capital transactions	14,083,443	951,925

Change in net assets	26,284,596	(25,724,624)
Net Assets:
Beginning of period	73,624,234	99,348,858

End of period	$99,908,830	$73,624,234

Share Transactions:
Issued	42,823,121	33,460,290
Reinvested	—	1,481,458
Redeemed	(42,624,620)	(33,807,453)

Change in shares	198,501	1,134,295

See accompanying notes to the financial statements. 150

PROFUNDS VP
ProFund VP UltraNASDAQ-100

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.(a)

	For the	For the		For the	For the	For the
	year ended	year ended		year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006		Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$20.97	$41.79		$46.20	$45.60	$22.50

Investment Activities:
Net investment income (loss)(b)	(0.05)	(0.13)		(0.36)	(0.30)	(0.60)
Net realized and unrealized gains (losses) on investments	6.01	(0.53	)(c)	(1.15)	6.00	23.70

Total income (loss) from investment activities	5.96	(0.66)		(1.51)	5.70	23.10

Distributions to Shareholders From:
Net realized gains on investments	—	(20.16)		(2.90)	(5.10)	—

Net Asset Value, End of Period	$26.93	$20.97		$41.79	$46.20	$45.60

Total Return	28.42%	4.93%		(3.75)%	14.10%	102.67%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.75%		1.85%	1.88%	1.97%
Net expenses	1.63%	1.72%		1.85%	1.88%	1.94%
Net investment income (loss)	(0.19)%	(0.40)%		(0.83)%	(0.61)%	(1.59)%

Supplemental Data:
Net Assets, end of period (000’s)	$99,909	$73,624		$99,349	$151,620	$114,077
Portfolio turnover rate(d)	979%	1,176%		437%	504%	768%

(a)	Adjusted for 1:15 reverse stock split that occurred on December 16, 2005.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements. 151

ProFund VP Bear

The ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the S&P 500® Index. For the year ended December 31, 2007, the Fund had a total return of 0.60%, compared to a total return of 5.49%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Apple Inc (+133.47%), Chevron Corp (+30.56%) and Exxon Mobil (+24.34%), while the bottom three performers in this group were Bank of America (–18.86%), Cisco Systems (–0.95%), and General Electric (+2.69%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bear from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Bear	1/22/01	0.60%	–9.09%	–1.87%	1.69%	1.63%

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Bear

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Bear seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the S&P 500 Index.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(23)%
Swap Agreements	(77)%
Options	NM

Total Exposure	(100.1)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.05%.

Holdings

The ProFund VP Bear primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

S&P 500 Index - Composition
% of Index

Consumer Non-Cyclical	20%
Financial	18%
Energy	13%
Industrial	12%
Technology	12%
Communications	11%
Consumer Cyclical	7%
Utilities	4%
Basic Materials	3%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Bear	December 31, 2007

U.S. Government Agency Obligations (20.0%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$6,038,000	$6,037,497

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $6,037,497)		6,037,497

Repurchase Agreements (79.8%)

HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $6,039,375 (Collateralized by $5,993,000 of various U.S. Government Agency Obligations, 4.75% - 7.25%, 1/15/08-12/12/11, market value $6,163,190)	6,038,000	6,038,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $6,039,325 (Collateralized by $6,070,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $6,167,111)	6,038,000	6,038,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $6,034,391 (Collateralized by $6,058,000 of various U.S. Treasury Securities, 4.00% - 7.125%, 6/15/08-6/15/10, market value $6,209,444)	6,033,000	6,033,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $6,038,527 (Collateralized by $6,120,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $6,156,392)	6,038,000	6,038,000

TOTAL REPURCHASE AGREEMENTS
(Cost $24,147,000)		24,147,000

Options Purchased(NM)

	Contracts

S&P 500 Futures Call Option 1975 expiring March 2008	125	1,359

TOTAL OPTIONS PURCHASED
(Cost $2,063)		1,359

TOTAL INVESTMENT SECURITIES
(Cost $30,186,560)—99.8%		30,185,856
Net other assets (liabilities)—0.2%		51,052

NET ASSETS—100.0%		$30,236,908

NM	Not meaningful, amount is less than 0.5%.
+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

Futures Contracts Purchased

		Unrealized Appreciation
	Contracts	(Depreciation)

E-Mini S&P 500 Futures Contract expiring March 2008 (Underlying face amount at value $4,865,850)	66	$(65,805)

Futures Contracts Sold

S&P 500 Futures Contract expiring March 2008 (Underlying face amount at value $11,796,000)	32	207,473

Swap Agreements

	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the S&P 500 Index expiring 1/29/08	$(22,721,617)	$132,959
Equity Index Swap Agreement based on the S&P 500 Index expiring 1/29/08	(574,757)	3,363

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Bear

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $6,039,560)	$6,038,856
Repurchase agreements, at cost	24,147,000

Total Investment Securities	30,185,856
Segregated cash balances with brokers for futures contracts	422,191
Segregated cash balances with custodian for swap agreements	173
Interest receivable	2,309
Unrealized gain on swap agreements	136,322
Variation margin on futures contracts	58,838
Prepaid expenses	179

Total Assets	30,805,868

Liabilities:
Cash overdraft	2,261
Payable for capital shares redeemed	500,784
Advisory fees payable	24,496
Management services fees payable	3,266
Administration fees payable	1,089
Administrative services fees payable	12,354
Distribution fees payable	9,207
Trustee fees payable	7
Transfer agency fees payable	2,679
Fund accounting fees payable	1,682
Compliance services fees payable	797
Other accrued expenses	10,338

Total Liabilities	568,960

Net Assets	$30,236,908

Net Assets consist of:
Capital	$83,435,110
Accumulated net investment income (loss)	1,380,886
Accumulated net realized gains (losses) on investments	(54,856,374)
Net unrealized appreciation (depreciation) on investments	277,286

Net Assets	$30,236,908

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,213,433

Net Asset Value (offering and redemption price per share)	$24.92

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$2,048,054

Expenses:
Advisory fees	307,016
Management services fees	61,404
Administration fees	12,977
Transfer agency fees	14,075
Administrative services fees	140,695
Distribution fees	102,339
Custody fees	8,675
Fund accounting fees	18,899
Trustee fees	521
Compliance services fees	1,347
Other fees	26,334

Total Gross Expenses before reductions	694,282
Less Expenses reduced by the Advisor	(27,114)

Total Net Expenses	667,168

Net Investment Income (Loss)	1,380,886

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(5,493)
Net realized gains (losses) on futures contracts	(3,968,832)
Net realized gains (losses) on swap agreements	(831,762)
Change in net unrealized appreciation/depreciation on investments	186,263

Net Realized and Unrealized Gains (Losses) on Investments	(4,619,824)

Change in Net Assets Resulting from Operations	$(3,238,938)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Bear

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,380,886	$1,685,377
Net realized gains (losses) on investments	(4,806,087)	(7,254,877)
Change in net unrealized appreciation/depreciation on investments	186,263	(345,445)

Change in net assets resulting from operations	(3,238,938)	(5,914,945)

Distributions to Shareholders From:
Net investment income	(1,685,377)	(917,468)

Change in net assets resulting from distributions	(1,685,377)	(917,468)

Capital Transactions:
Proceeds from shares issued	439,234,713	468,050,933
Dividends reinvested	1,685,377	917,468
Value of shares redeemed	(435,143,913)	(483,563,372)

Change in net assets resulting from capital transactions	5,776,177	(14,594,971)

Change in net assets	851,862	(21,427,384)
Net Assets:
Beginning of period	29,385,046	50,812,430

End of period	$30,236,908	$29,385,046

Accumulated net investment income (loss)	$1,380,886	$1,685,377

Share Transactions:
Issued	17,335,902	16,793,256
Reinvested	68,847	33,743
Redeemed	(17,331,090)	(17,487,930)

Change in shares	73,659	(660,931)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Bear

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$25.78	$28.22	$28.61	$31.89	$42.29

Investment Activities:
Net investment income (loss)(a)	0.85	0.89	0.39	(0.22)	(0.36)
Net realized and unrealized gains (losses) on investments	(0.71)	(2.99)	(0.78)	(3.06)	(10.04)

Total income (loss) from investment activities	0.14	(2.10)	(0.39)	(3.28)	(10.40)

Distributions to Shareholders From:
Net investment income	(1.00)	(0.34)	—	—	—

Net Asset Value, End of Period	$24.92	$25.78	$28.22	$28.61	$31.89

Total Return	0.60%	(7.50)%	(1.36)%	(10.29)%	(24.59)%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.74%	1.86%	1.90%	1.98%
Net expenses	1.63%	1.70%	1.86%	1.90%	1.98%
Net investment income (loss)	3.37%	3.24%	1.36%	(0.70)%	(0.96)%

Supplemental Data:
Net assets, end of period (000’s)	$30,237	$29,385	$50,812	$30,887	$54,301
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP Short Mid-Cap

The ProFund VP Short Mid-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the S&P MidCap 400® Index. For the year ended December 31, 2007, the Fund had a total return of –2.85%, compared to a total return of 7.97%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

Among the ten highest weighted index components at the beginning of the year that remained in the index for the entire year, the top three performers were Intuitive Surgical Inc (+236.81%), Denbury Resources (+114.11%), and FMC Technologies (+84.00%), while the bottom three performers in this group were Joy Global (+37.82%), Harris Corp (+37.98%), and Amphenol Corp (+49.63%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Mid-Cap from November 22, 2004 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07		Expense Ratios*

	Inception Date	1 Year	Since Inception	Gross	Net
ProFund VP Short Mid-Cap	11/22/04	–2.85%	–6.06%	1.80%	1.63%

S&P MidCap 400 Index	11/22/04	7.97%	11.67%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Short Mid-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Short Mid-Cap seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the S&P MidCap 400 Index.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(24)%
Swap Agreements	(76)%
Options	NM

Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.5%.

Holdings

The ProFund VP Short Mid-Cap primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

S&P MidCap 400 Index - Composition
% of Index

Consumer Non-Cyclical	20%
Industrial	17%
Financial	14%
Consumer Cyclical	11%
Energy	11%
Technology	9%
Utilities	7%
Basic Materials	6%
Communications	5%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Short Mid-Cap	December 31, 2007

U.S. Government Agency Obligations (22.5%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$323,000	$322,973

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $322,973)		322,973

Repurchase Agreements (89.7%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $323,074 (Collateralized by $332,000 of various U.S. Government Agency Obligations, 4.75% - 5.25%, 6/15/08-12/12/11, market value $333,446)	323,000	323,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $323,071 (Collateralized by $331,000 of various U.S. Government Agency Obligations, 3.625% - 5.25%, 1/15/08-6/15/08, market value $336,109)	323,000	323,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $320,074 (Collateralized by $326,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $328,313)	320,000	320,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $323,028 (Collateralized by $326,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $327,939)	323,000	323,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,289,000)		1,289,000

Options Purchased(NM)
	Contracts

S&P MidCap 400 Futures Call Option 1300 expiring March 2008	15	330

TOTAL OPTIONS PURCHASED
(Cost $436)		330

TOTAL INVESTMENT SECURITIES
(Cost $1,612,409)—112.2%		1,612,303
Net other assets (liabilities)—(12.2)%		(175,569)

NET ASSETS—100.0%		$1,436,734

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini S&P MidCap 400 Futures Contract expiring March 2008 (Underlying face amount at value, $517,200)	6	$ 3,876

Futures Contracts Sold
S&P MidCap 400 Futures Contract expiring March 2008 (Underlying face amount at value $862,000)	2	16,442

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 1/29/08	$(388,254)	$3,787
Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 1/29/08	(701,879)	4,701

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Short Mid-Cap

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $323,409)	$323,303
Repurchase agreements, at cost	1,289,000

Total Investment Securities	1,612,303
Cash	562
Segregated cash balances with brokers for futures contracts	15,800
Segregated cash balances with custodian for swap agreements	10
Interest receivable	123
Unrealized gain on swap agreements	8,488
Variation margin on futures contracts	2,920
Prepaid expenses	14

Total Assets	1,640,220

Liabilities:
Payable for capital shares redeemed	197,240
Advisory fees payable	1,818
Management services fees payable	242
Administration fees payable	90
Administrative services fees payable	1,000
Distribution fees payable	769
Trustee fees payable	1
Transfer agency fees payable	238
Fund accounting fees payable	139
Compliance services fees payable	97
Other accrued expenses	1,852

Total Liabilities	203,486

Net Assets	$1,436,734

Net Assets consist of:
Capital	$4,585,071
Accumulated net investment income (loss)	178,696
Accumulated net realized gains (losses) on investments	(3,355,733)
Net unrealized appreciation (depreciation) on investments	28,700

Net Assets	$1,436,734

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	59,869

Net Asset Value (offering and redemption price per share)	$24.00

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$264,029

Expenses:
Advisory fees	39,263
Management services fees	7,853
Administration fees	1,664
Transfer agency fees	1,774
Administrative services fees	17,331
Distribution fees	13,088
Custody fees	6,560
Fund accounting fees	2,382
Trustee fees	64
Compliance services fees	110
Other fees	3,099

Total Gross Expenses before reductions	93,188
Less Expenses reduced by the Advisor	(7,855)

Total Net Expenses	85,333

Net Investment Income (Loss)	178,696

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(2,318)
Net realized gains (losses) on futures contracts	(140,434)
Net realized gains (losses) on swap agreements	(226,229)
Change in net unrealized appreciation/depreciation on investments	(43,832)

Net Realized and Unrealized Gains (Losses) on Investments	(412,813)

Change in Net Assets Resulting from Operations	$(234,117)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Short Mid-Cap

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$178,696	$257,064
Net realized gains (losses) on investments	(368,981)	(2,317,429)
Change in net unrealized appreciation/depreciation on investments	(43,832)	64,580

Change in net assets resulting from operations	(234,117)	(1,995,785)

Distributions to Shareholders From:
Net investment income	(257,064)	(50,953)

Change in net assets resulting from distributions	(257,064)	(50,953)

Capital Transactions:
Proceeds from shares issued	181,808,382	95,120,493
Dividends reinvested	257,064	50,953
Value of shares redeemed	(185,347,372)	(92,104,903)

Change in net assets resulting from capital transactions	(3,281,926)	3,066,543

Change in net assets	(3,773,107)	1,019,805
Net Assets:
Beginning of period	5,209,841	4,190,036

End of period	$1,436,734	$5,209,841

Accumulated net investment income (loss)	$178,696	$257,064

Share Transactions:
Issued	7,618,935	3,603,016
Reinvested	10,765	1,913
Redeemed	(7,775,098)	(3,558,443)

Change in shares	(145,398)	46,486

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Short Mid-Cap

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the period
	year ended	year ended	year ended	Nov. 22, 2004 through
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004(a)

Net Asset Value, Beginning of Period	$25.38	$26.39	$29.15	$30.00

Investment Activities:
Net investment income (loss)(b)	0.82	0.91	0.40	—	(c)
Net realized and unrealized gains (losses) on investments	(1.55)	(1.87)	(3.16)	(0.85)

Total income (loss) from investment activities	(0.73)	(0.96)	(2.76)	(0.85)

Distributions to Shareholders From:
Net investment income	(0.65)	(0.05)	— (c)	—

Net Asset Value, End of Period	$24.00	$25.38	$26.39	$29.15

Total Return	(2.85)%	(3.64)%	(9.46)%	(2.83	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.78%	1.82%	2.28%	3.86%
Net expenses(e)	1.63%	1.67%	1.98%	1.98%
Net investment income (loss)(e)	3.41%	3.46%	1.40%	0.03%

Supplemental Data:
Net assets, end of period (000’s)	$1,437	$5,210	$4,190	$637
Portfolio turnover rate(f)	—	—	—	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP Short Small-Cap

The ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Russell 2000® Index. For the year ended December 31, 2007, the Fund had a total return of 4.46%, compared to a total return of –1.56%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were CF Industries Holdings (+329.97%), Terra Industries (+298.66%), and Priceline.com (+163.38%), while the bottom three performers in this group were Equinix Inc (+33.66%), Hologic Inc (+45.17%), and Inverness Medical Innovation (+45.17%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Small-Cap from September 3, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net
ProFund VP Short Small-Cap	9/3/02	4.46%	–11.82%	–11.85%	1.66%	1.63%

Russell 2000 Index	9/3/02	–1.56%	16.30%	15.58%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Short Small-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the Russell 2000 Index.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(42)%
Swap Agreements	(57)%
Options	NM

Total Exposure	(99)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.5%.

Holdings

The ProFund VP Short Small-Cap primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Russell 2000 Index - Composition
% of Index

Consumer Non-Cyclical	22%
Financial	19%
Industrial	15%
Consumer Cyclical	11%
Technology	10%
Communications	9%
Energy	6%
Basic Materials	5%
Utilities	3%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Short Small-Cap	December 31, 2007

U.S. Government Agency Obligations (23.9%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$3,667,000	$3,666,694

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,666,694)		3,666,694

Repurchase Agreements (95.4%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $3,667,835 (Collateralized by $3,685,000 of various Federal Home Loan Bank Securities, 3.75% - 4.75%, 1/8/10-12/12/11, market value $3,701,067)	3,667,000	3,667,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $3,667,805 (Collateralized by $3,690,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $3,749,034)	3,667,000	3,667,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $3,663,845 (Collateralized by $3,557,000 of various U.S. Government Agency Securities, 5.25% - 7.125%, 9/11/09-6/15/10, market value $3,736,562)	3,663,000	3,663,000
UMB, 1.57%, 1/2/08, dated 12/31/07, with a repurchase price of $3,667,320 (Collateralized by $3,716,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $3,738,097)	3,667,000	3,667,000

TOTAL REPURCHASE AGREEMENTS
(Cost $14,664,000)		14,664,000

Options Purchased(NM)
	Contracts

Russell 2000 Futures Call Option 1200 expiring March 2008	150	3,233

TOTAL OPTIONS PURCHASED
(Cost $4,163)		3,233

TOTAL INVESTMENT SECURITIES
(Cost $18,334,857)—119.3%		18,333,927
Net other assets (liabilities)—(19.3)%		(2,967,047)

NET ASSETS—100.0%		$15,366,880

+ All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
NM Not meaningful, amount is less than 0.05%.

Futures Contracts Sold
		Unrealized
		Appreciation
	Contracts	(Depreciation)

Russell 2000 Futures Contract expiring March 2008 (Underlying face amount at value $4,232,250)	11	$36,251
E-Mini Russell 2000 Futures Contract expiring March 2008 (Underlying face amount at value $2,231,550)	29	24,959

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/08	$(4,688,647)	$47,228
Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/08	(4,088,512)	41,666

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Short Small-Cap

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $3,670,857)	$3,669,927
Repurchase agreements, at cost	14,664,000

Total Investment Securities	18,333,927
Cash	1,366
Segregated cash balances with brokers for futures contracts	664,304
Segregated cash balances with custodian for swap agreements	133
Interest receivable	1,402
Receivable for capital shares issued	1,195,129
Unrealized gain on swap agreements	88,894
Variation margin on futures contracts	71,683
Prepaid expenses	159

Total Assets	20,356,997

Liabilities:
Payable for capital shares redeemed	4,952,511
Advisory fees payable	11,709
Management services fees payable	1,561
Administration fees payable	490
Administrative services fees payable	6,104
Distribution fees payable	5,156
Trustee fees payable	3
Transfer agency fees payable	1,500
Fund accounting fees payable	756
Compliance services fees payable	459
Other accrued expenses	9,868

Total Liabilities	4,990,117

Net Assets	$15,366,880

Net Assets consist of:
Capital	$24,884,493
Accumulated net investment income (loss)	1,095,474
Accumulated net realized gains (losses) on investments	(10,762,261)
Net unrealized appreciation (depreciation) on investments	149,174

Net Assets	$15,366,880

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,035,090

Net Asset Value (offering and redemption price per share)	$14.85

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$1,612,887

Expenses:
Advisory fees	240,008
Management services fees	48,002
Administration fees	10,209
Transfer agency fees	11,506
Administrative services fees	97,999
Distribution fees	80,003
Custody fees	7,674
Fund accounting fees	15,474
Trustee fees	370
Compliance services fees	1,118
Other fees	21,051

Total Gross Expenses before reductions	533,414
Less Expenses reduced by the Advisor	(16,001)

Total Net Expenses	517,413

Net Investment Income (Loss)	1,095,474

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(22,887)
Net realized gains (losses) on futures contracts	(2,557,078)
Net realized gains (losses) on swap agreements	(313,822)
Change in net unrealized appreciation/depreciation on investments	(6,116)

Net Realized and Unrealized Gains (Losses) on Investments
(2,899,903)

Change in Net Assets Resulting from Operations	$(1,804,429)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Short Small-Cap

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,095,474	$1,250,161
Net realized gains (losses) on investments	(2,893,787)	(7,344,023)
Change in net unrealized appreciation/depreciation on investments	(6,116)	94,691

Change in net assets resulting from operations	(1,804,429)	(5,999,171)

Distributions to Shareholders From:
Net investment income	(1,250,161)	(284,372)

Change in net assets resulting from distributions	(1,250,161)	(284,372)

Capital Transactions:
Proceeds from shares issued	676,598,767	762,477,311
Dividends reinvested	1,250,161	284,372
Value of shares redeemed	(672,479,613)	(752,619,018)

Change in net assets resulting from capital transactions	5,369,315	10,142,665

Change in net assets	2,314,725	3,859,122
Net Assets:
Beginning of period	13,052,155	9,193,033

End of period	$15,366,880	$13,052,155

Accumulated net investment income (loss)	$1,095,474	$1,250,161

Share Transactions:
Issued	46,664,042	48,792,089
Reinvested	85,219	18,335
Redeemed	(46,609,404)	(48,468,287)

Change in shares	139,857	342,137

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Short Small-Cap

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$14.58	$16.62	$17.12	$18.82	$28.74

Investment Activities:
Net investment income (loss)(a)	0.50	0.56	0.23	(0.11)	(0.20)
Net realized and unrealized gains (losses) on investments	0.15 (b)	(2.50)	(0.73)	(1.59)	(9.72)

Total income (loss) from investment activities	0.65	(1.94)	(0.50)	(1.70)	(9.92)

Distributions to Shareholders From:
Net investment income	(0.38)	(0.10)	—	—	—

Net Asset Value, End of Period	$14.85	$14.58	$16.62	$17.12	$18.82

Total Return	4.46%	(11.73)%	(2.92)%	(9.03)%	(34.52)%

Ratios to Average Net Assets:
Gross expenses	1.67%	1.67%	1.90%	2.28%	2.71%
Net expenses	1.62%	1.62%	1.90%	1.98%	1.98%
Net investment income (loss)	3.42%	3.52%	1.36%	(0.62)%	(0.80)%

Supplemental Data:
Net assets, end of period (000’s)	$15,367	$13,052	$9,193	$6,934	$125
Portfolio turnover rate(c)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP Short Dow 30

The ProFund VP Short Dow 30 seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Dow Jones Industrial Average (DJIA). For the year ended December 31, 2007, the Fund had a total return of –2.67%, compared to a total return of 8.87%1 for the Index. For the period, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The DJIA is a price-weighted index maintained by editors of The Wall Street Journal. The DJIA includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represents the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire index is reviewed.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Honeywell International (+38.65%), United Technologies (+24.46%), and Exxon Mobil (+24.34%), while the bottom three performers in this group were Boeing (–0.11%), Johnson and Johnson (+3.61%), and 3M (+10.72%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Dow 30 from May 1, 2006 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07		Expense Ratios*

	Inception Date	1 Year	Since Inception	Gross	Net
ProFund VP Short Dow 30	5/1/06	–2.67%	–5.19%	2.25%	1.63%

Dow Jones Industrial Average	5/1/06	8.87%	12.43%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Short Dow 30

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007
Investment Objective:  The ProFund VP Short Dow 30 seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the Dow Jones Industrial Average (DJIA).

Market Exposure
Investment Type	% of Net Assets

Swap Agreements	(99)%
Options	NM

Total Exposure	(99)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.5%.

Holdings

The ProFund VP Short Dow 30 primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Dow Jones Industrial Average - Composition
% of Index

Industrial	25%
Consumer Non-Cyclical	22%
Technology	14%
Financial	11%
Consumer Cyclical	10%
Communications	7%
Energy	6%
Basic Materials	5%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Short Dow 30	December 31, 2007

U.S. Government Agency Obligations (20.0%)

	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$39,000	$38,997

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $38,997)		38,997

Repurchase Agreements (78.6%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $39,009 (Collateralized by $44,000 of various U.S. Treasury Securities, 4.00% - 5.25%, 6/15/08-4/15/10, market value $43,793)	39,000	39,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $39,009 (Collateralized by $41,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $41,291)	39,000	39,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $36,008 (Collateralized by $38,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $38,270)	36,000	36,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $39,003 (Collateralized by $41,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $41,244)	39,000	39,000

TOTAL REPURCHASE AGREEMENTS
(Cost $153,000)		153,000

Options Purchased (0.1%)
	Contracts

E-Mini Dow Jones Futures Call Option 19000 expiring March 2008	25	110

TOTAL OPTIONS PURCHASED
(Cost $225)		110

TOTAL INVESTMENT SECURITIES
(Cost $192,222)—98.7%		192,107
Net other assets (liabilities)—1.3%		2,579

NET ASSETS—100.0%		$194,686

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on
the Dow Jones Industrial Average expiring 1/29/08	$(193,243)	$1,434

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Short Dow 30

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $39,222)	$39,107
Repurchase agreements, at cost	153,000

Total Investment Securities	192,107
Cash	486
Segregated cash balances with brokers for futures contracts	8
Segregated cash balances with custodian for swap agreements	3
Interest receivable	15
Unrealized gain on swap agreements	1,434
Receivable for capital shares issued	792
Receivable from Advisor	741
Prepaid expenses	1

Total Assets	195,587

Liabilities:
Administration fees payable	6
Distribution fees payable	292
Transfer agency fees payable	22
Fund accounting fees payable	10
Compliance services fees payable	6
Other accrued expenses	565

Total Liabilities	901

Net Assets	$194,686

Net Assets consist of:
Capital	$326,651
Accumulated net investment income (loss)	10,937
Accumulated net realized gains (losses) on investments	(144,221)
Net unrealized appreciation (depreciation) on investments	1,319

Net Assets	$194,686

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	7,293

Net Asset Value (offering and redemption price per share)	$26.69

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$16,487

Expenses:
Advisory fees	2,554
Management services fees	511
Administration fees	108
Transfer agency fees	117
Distribution fees	851
Custody fees	3,553
Fund accounting fees	156
Trustee fees	5
Compliance services fees	7
Other fees	194

Total Gross Expenses before reductions	8,056
Less Expenses reduced by the Advisor	(2,191)
Less fees paid indirectly	(315)

Total Net Expenses	5,550

Net Investment Income (Loss)	10,937

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(216)
Net realized gains (losses) on futures contracts	(40)
Net realized gains (losses) on swap agreements	(36,911)
Change in net unrealized appreciation/depreciation on investments	1,377

Net Realized and Unrealized Gains (Losses) on Investments	(35,790)

Change in Net Assets Resulting from Operations	$(24,853)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Short Dow 30

Statements of Changes in Net Assets

	For the	For the period
	year ended	May 1, 2006 through
	December 31, 2007	December 31, 2006(a)

From Investment Activities:
Operations:
Net investment income (loss)	$10,937	$17,276
Net realized gains (losses) on investments	(37,167)	(107,054)
Change in net unrealized appreciation/depreciation on investments	1,377	(58)

Change in net assets resulting from operations	(24,853)	(89,836)

Distributions to Shareholders From:
Net investment income	(17,458)	—

Change in net assets resulting from distributions	(17,458)	—

Capital Transactions:
Proceeds from shares issued	7,669,452	2,180,884
Dividends reinvested	17,458	—
Value of shares redeemed	(7,653,488)	(1,887,473)

Change in net assets resulting from capital transactions	33,422	293,411

Change in net assets	(8,889)	203,575
Net Assets:
Beginning of period	203,575	—

End of period	$194,686	$203,575

Accumulated net investment income (loss)	$10,937	$17,458

Share Transactions:
Issued	283,668	71,036
Reinvested	666	—
Redeemed	(284,258)	(63,819)

Change in shares	76	7,217

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Short Dow 30

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the		For the period
	year ended		May 1, 2006 through
	Dec. 31, 2007		Dec. 31, 2006(a)

Net Asset Value, Beginning of Period	$28.21		$30.00

Investment Activities:
Net investment income (loss)(b)	0.86		0.72
Net realized and unrealized gains (losses) on investments	(1.64)		(2.51)

Total income (loss) from investment activities	(0.78)		(1.79)

Distributions to Shareholders From:
Net investment income	(0.74)		—

Net Asset Value, End of Period	$26.69		$28.21

Total Return	(2.67)%		(6.00	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.37%		2.25%
Net expenses(d)	1.72	%(e)	1.63%
Net investment income (loss)(d)	3.21%		3.61%

Supplemental Data:
Net assets, end of period (000’s)	$195		$204
Portfolio turnover rate(f)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the year ended December 31, 2007.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP Short NASDAQ-100

The ProFund VP Short NASDAQ-100 seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2007, the Fund had a total return of –11.60%, compared to a total return of 19.24%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Research in Motion (+166.24%), Apple Inc (+133.47%), and Google (+50.17%), while the bottom three performers in this group were Cisco Systems (–0.95%), Qualcomm (+5.52%), and eBay (+10.38%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short NASDAQ-100 from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net
ProFund VP Short NASDAQ-100	5/1/02	–11.60%	–13.29%	–10.15%	1.67%	1.63%

NASDAQ-100 Index	5/1/02	19.24%	16.63%	9.55%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

172

PROFUNDS VP
ProFund VP Short NASDAQ-100

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Short NASDAQ-100 seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the NASDAQ-100 Index.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(19)%
Swap Agreements	(81)%
Options	NM

Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM  Not meaningful, amount is less than 0.5%.

Holdings

The ProFund VP Short NASDAQ-100 primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

NASDAQ-100 Index - Composition
% of Index

Technology	45%
Communications	28%
Consumer Non-Cyclical	14%
Consumer Cyclical	8%
Industrial	4%
Basic Materials	1%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Short NASDAQ-100	December 31, 2007

U.S. Government Agency Obligations (19.3%)

	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$2,289,000	$2,288,809

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,288,809)		2,288,809

Repurchase Agreements (77.3%)

HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $2,289,521 (Collateralized by $2,294,000 of various U.S. Government Agency Obligations, 4.75%, 3/5/09-12/12/11, market value $2,340,291)	2,289,000	2,289,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $2,289,502 (Collateralized by $2,310,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $2,346,957)	2,289,000	2,289,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $2,285,527 (Collateralized by $2,275,000 of various Federal National Mortgage Association Securities, 5.25% - 7.125%, 5/15/08-6/15/10, market value $2,331,754)	2,285,000	2,285,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $2,289,200 (Collateralized by $2,319,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $2,332,790)	2,289,000	2,289,000

TOTAL REPURCHASE AGREEMENTS (Cost $9,152,000)		9,152,000

Options Purchased(NM)
	Contracts

NASDAQ-100 Futures Call Option 2800 expiring March 2008	30	264

TOTAL OPTIONS PURCHASED (Cost $383)		264

TOTAL INVESTMENT SECURITIES (Cost $11,441,192)—96.6%		11,441,073
Net other assets (liabilities)—3.4%		404,194

NET ASSETS—100.0%		$11,845,267

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini NASDAQ-100 Futures Contract expiring March 2008 (Underlying face amount at value $1,135,890)	27	$28,669

Futures Contracts Sold
NASDAQ-100 Futures Contract expiring March 2008 (Underlying face amount at value $3,365,600)	16	40,968

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 1/29/08	$(316,401)	$3,366
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 1/29/08	(9,285,889)	98,641

See accompanying notes to the financial statements.

173

PROFUNDS VP
ProFund VP Short NASDAQ-100

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $2,289,192)	$2,289,073
Repurchase agreements, at cost	9,152,000

Total Investment Securities	11,441,073
Cash	309
Segregated cash balances with brokers for futures contracts	128,201
Segregated cash balances with custodian for swap agreements	100
Interest receivable	875
Unrealized gain on swap agreements	102,007
Receivable for capital shares issued	181,679
Variation margin on futures contracts	19,106
Prepaid expenses	172

Total Assets	11,873,522

Liabilities:
Advisory fees payable	7,496
Management services fees payable	999
Administration fees payable	464
Administrative services fees payable	5,232
Distribution fees payable	4,027
Trustee fees payable	3
Transfer agency fees payable	1,114
Fund accounting fees payable	717
Compliance services fees payable	407
Other accrued expenses	7,796

Total Liabilities	28,255

Net Assets	$11,845,267

Net Assets consist of:
Capital	$61,671,101
Accumulated net investment income (loss)	1,032,789
Accumulated net realized gains (losses) on investments	(51,030,148)
Net unrealized appreciation (depreciation) on investments	171,525

Net Assets	$11,845,267

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	835,285

Net Asset Value (offering and redemption price per share)	$14.18

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$1,513,678

Expenses:
Advisory fees	221,443
Management services fees	44,289
Administration fees	9,339
Transfer agency fees	9,954
Administrative services fees	100,425
Distribution fees	73,815
Custody fees	8,362
Fund accounting fees	13,370
Trustee fees	469
Compliance services fees	897
Other fees	23,512

Total Gross Expenses before reductions	505,875
Less Expenses reduced by the Advisor	(24,986)

Total Net Expenses	480,889

Net Investment Income (Loss)	1,032,789

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(13,069)
Net realized gains (losses) on futures contracts	(1,329,738)
Net realized gains (losses) on swap agreements	(4,020,169)
Change in net unrealized appreciation/depreciation on investments	(44,087)

Net Realized and Unrealized Gains (Losses) on Investments	(5,407,063)

Change in Net Assets Resulting from Operations	$(4,374,274)

See accompanying notes to the financial statements.

174

PROFUNDS VP
ProFund VP Short NASDAQ-100

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,032,789	$1,955,739
Net realized gains (losses) on investments	(5,362,976)	(3,271,302)
Change in net unrealized appreciation/depreciation on investments	(44,087)	(380,556)

Change in net assets resulting from operations	(4,374,274)	(1,696,119)

Distributions to Shareholders From:
Net investment income	(1,955,739)	(502,444)

Change in net assets resulting from distributions	(1,955,739)	(502,444)

Capital Transactions:
Proceeds from shares issued	567,134,709	795,451,001
Dividends reinvested	1,955,739	502,444
Value of shares redeemed	(574,813,456)	(801,444,403)

Change in net assets resulting from capital transactions	(5,723,008)	(5,490,958)

Change in net assets	(12,053,021)	(7,689,521)
Net Assets:
Beginning of period	23,898,288	31,587,809

End of period	$11,845,267	$23,898,288

Accumulated net investment income (loss)	$1,032,789	$1,955,739

Share Transactions:
Issued	33,673,074	41,330,393
Reinvested	133,043	26,210
Redeemed	(34,285,321)	(41,743,995)

Change in shares	(479,204)	(387,392)

See accompanying notes to the financial statements.

175

PROFUNDS VP
ProFund VP Short NASDAQ-100

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$18.18	$18.56	$18.41	$20.71	$33.37

Investment Activities:
Net investment income (loss)(a)	0.59	0.64	0.23	(0.13)	(0.24)
Net realized and unrealized gains (losses) on investments	(2.63)	(0.88)	(0.08)	(2.17)	(12.21)

Total income (loss) from investment activities	(2.04)	(0.24)	0.15	(2.30)	(12.45)

Distributions to Shareholders From:
Net investment income	(1.96)	(0.14)	—	—	(0.21)

Net Asset Value, End of Period	$14.18	$18.18	$18.56	$18.41	$20.71

Total Return	(11.60)%	(1.31)%	0.81%	(11.11)%	(37.31)%

Ratios to Average Net Assets:
Gross expenses	1.71%	1.70%	1.85%	1.86%	1.99%
Net expenses	1.63%	1.66%	1.85%	1.86%	1.98%
Net investment income (loss)	3.50%	3.34%	1.21%	(0.62)%	(0.93)%

Supplemental Data:
Net Assets, end of period (000’s)	$11,845	$23,898	$31,588	$16,213	$31,524
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

176

ProFund VP Short International

The ProFund VP Short International seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. Since the foreign markets are not open when this ProFund VP values its shares, it determines its success in meeting this daily investment objective by comparing its daily return on a given day with the market price performance of related futures contracts traded in the United States. For the period from fund inception, August 31, 2007, through December 31, 2007, the Fund had a total return of –2.03%, compared to a total return of 3.02%[1] for the Index. For the period, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the U.S.-traded EAFE futures contract.[2]

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The MSCI EAFE Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Index has constituent companies from the following 21 countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. MSCI Index levels and the price of the related futures contracts are expressed in U.S. dollar terms and as such they should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Nokia (+75.25%), Telefonica (+42.50%), and Vodafone Group (+38.98%), while the bottom three performers in this group were Toyota Motor Corp (–22.68%), HSBC Holdings Corp (–4.44%) and GlaxoSmithKline (–0.78%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

As the ProFund VP Short International does not have more than six months of operating results, a line graph of a $10,000 investment or total return table are not presented.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.

[1] The Index is a price return index. The Index returns reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2] 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Short International

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Short International seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE).

Market Exposure
Investment Type	% of Net Assets

Swap Agreements	(100)%

Total Exposure	(100)%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Company

The ProFund VP Short International primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

MSCI EAFE Index - Composition
% of Index

United Kingdom	21%
Japan	20%
France	10%
Germany	9%
Switzerland	7%
Australia	6%
Netherlands	5%
Spain	4%
Italy	4%
Other	14%

PROFUNDS VP ProFund VP Short International	Schedule of Portfolio Investments December 31, 2007

U.S. Government Agency Obligations (20.3%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$39,000	$38,997

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $38,997)		38,997

Repurchase Agreements (80.1%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $39,009 (Collateralized by $42,000 of various U.S. Treasury Securities, 4.00% - 5.25%, 6/15/08-4/15/10, market value $41,982)	39,000	39,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $39,009 (Collateralized by $45,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $45,720)	39,000	39,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $37,009 (Collateralized by $39,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $39,277)	37,000	37,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $39,003 (Collateralized by $43,000 of various Federal Home Loan Bank Securities, 4.20% - 4.25%, 11/19/08-11/20/09, market value $43,608)	39,000	39,000

TOTAL REPURCHASE AGREEMENTS
(Cost $154,000)		154,000

TOTAL INVESTMENT SECURITIES
(Cost $192,997)—100.4%		192,997
Net other assets (liabilities)—(0.4)%		(765)

NET ASSETS—100.0%		$192,232

+ All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) expiring 1/29/08	$(191,367)	$(1,032)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Short International

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $38,997)	$38,997
Repurchase agreements, at cost	154,000

Total Investment Securities	192,997
Cash	109
Segregated cash balances with custodian for swap agreements	2
Interest receivable	15
Receivable from Advisor	909

Total Assets	194,032

Liabilities:
Unrealized loss on swap agreements	1,032
Administration fees payable	3
Administrative services fees payable	76
Distribution fees payable	119
Transfer agency fees payable	12
Fund accounting fees payable	4
Compliance services fees payable	3
Other accrued expenses	551

Total Liabilities	1,800

Net Assets	$192,232

Net Assets consist of:
Capital	$202,730
Accumulated net investment income (loss)	1,891
Accumulated net realized gains (losses) on investments	(11,357)
Net unrealized appreciation (depreciation) on investments	(1,032)

Net Assets	$192,232

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	6,540

Net Asset Value (offering and redemption price per share)
$29.39

Statement of Operations
For the period August 31, 2007 through December 31, 2007(a)

Investment Income:
Interest	$2,768

Expenses:
Advisory fees	455
Management services fees	91
Administration fees	3
Transfer agency fees	23
Administrative services fees	76
Distribution fees	152
Custody fees	1,118
Fund accounting fees	4
Trustee fees	1
Compliance services fees	3
Other fees	146

Total Gross Expenses before reductions	2,072
Less Expenses reduced by the Advisor	(1,077)
Less fees paid indirectly	(7)

Total Net Expenses	988

Net Investment Income (Loss)	1,780

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on swap agreements	(11,357)
Change in net unrealized appreciation/depreciation on investments	(1,032)

Net Realized and Unrealized Gains (Losses) on Investments	(12,389)

Change in Net Assets Resulting from Operations	$(10,609)

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Short International

Statement of Changes in Net Assets
For the period
August 31, 2007 through
December 31, 2007(a)

From Investment Activities:
Operations:
Net investment income (loss)	$1,780
Net realized gains (losses) on investments	(11,357)
Change in net unrealized appreciation/depreciation on investments	(1,032)

Change in net assets resulting from operations	(10,609)

Capital Transactions:
Proceeds from shares issued	484,515
Value of shares redeemed	(281,674)

Change in net assets resulting from capital transactions	202,841

Change in net assets	192,232
Net Assets:
Beginning of period	—

End of period	$192,232

Accumulated net investment income (loss)	$1,891

Share Transactions:
Issued	16,345
Redeemed	(9,805)

Change in shares	6,540

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Short International

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
	For the period
	Aug. 31, 2007 through
	Dec. 31, 2007(a)

Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.28
Net realized and unrealized gains (losses) on investments	(0.89)

Total income (loss) from investment activities	(0.61)

Net Asset Value, End of Period	$29.39

Total Return	(2.03	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	3.42%
Net expenses(d)	1.64	%(e)
Net investment income (loss)(d)	2.93%

Supplemental Data:
Net assets, end of period (000’s)	$192
Portfolio turnover rate(f)	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the period August 31, 2007 through December 31, 2007.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP Short Emerging Markets

The ProFund VP Short Emerging Markets seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Bank of New York Emerging Markets 50 ADR® Index. For the period from fund inception, August 31, 2007, through December 31, 2007, the Fund had a total return of –18.53%, compared to a total return of 17.92%[1] for the Index. For the period, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.[2]

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Bank of New York Emerging Markets 50 ADR Index is a free-float adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have Depositary Receipts that trade on a U.S. exchange or on the NASDAQ. The Index consists of companies from the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Israel, Russia, Indonesia, and Argentina. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the year, the top three performers were Petroleo Brasileiro (+131.41%), Companhia Vale do Rio Doce (+122.99%), and Companhia Vale do Rio Doce Class A Pref (+116.98%), while the bottom three performers in this group were Taiwan Semiconductor Manufacturing (–4.49%), America Movil (+40.65%), and Teva Pharmaceuticals (+50.98%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

As the ProFund VP Short Emerging Markets does not have more than six months of operating results, a line graph of a $10,000 investment or total return table are not presented.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.

[1] The Index is a price return index. The Index returns reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2] 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Short Emerging Markets

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Short Emerging Markets seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the Bank of New York Emerging Markets 50 ADR Index.

Market Exposure
Investment Type	% of Net Assets

Swap Agreements	(93)%

Total Exposure	(93)%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Holdings

The ProFund VP Short Emerging Markets primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Bank of New York Emerging Markets 50 ADR
Index - Composition
% of Index

Brazil	32%
China	22%
Korea	11%
Mexico	10%
Taiwan	7%
India	6%
South Africa	4%
Israel	3%
Russia	3%
Other	2%

PROFUNDS VP ProFund VP Short Emerging Markets	Schedule of Portfolio Investments December 31, 2007

U.S. Government Agency Obligations (18.8%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$34,000	$33,997

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS
(Cost $33,997)		33,997

Repurchase Agreements (75.0%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $34,008 (Collateralized by $38,000 of various U.S. Treasury Securities, 4.00% - 5.25%, 6/15/08-4/15/10, market value $37,931)	34,000	34,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $34,008 (Collateralized by $38,000 of various U.S. Government Agency Obligations, 3.625% - 5.25%, 1/15/08-6/15/08, market value $38,492)	34,000	34,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $34,008 (Collateralized by $36,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $36,255)	34,000	34,000

UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $34,003 (Collateralized by $36,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $36,214)	34,000	34,000

TOTAL REPURCHASE AGREEMENTS
(Cost $136,000)		136,000

TOTAL INVESTMENT SECURITIES
(Cost $169,997)—93.8%		169,997
Net other assets (liabilities)—6.2%		11,201

NET ASSETS—100.0%		$181,198

+ All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Bank of New York Emerging Markets 50 ADR Index expiring 1/29/08	$(168,492)	$989

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Short Emerging Markets

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $33,997)	$33,997
Repurchase agreements, at cost	136,000

Total Investment Securities	169,997
Cash	430
Segregated cash balances with custodian for swap agreements	2
Interest receivable	13
Unrealized gain on swap agreements	989
Receivable for capital shares issued	9,571
Receivable from Advisor	907

Total Assets	181,909

Liabilities:
Administration fees payable	2
Administrative services fees payable	66
Distribution fees payable	103
Transfer agency fees payable	10
Fund accounting fees payable	4
Compliance services fees payable	3
Other accrued expenses	523

Total Liabilities	711

Net Assets	$181,198

Net Assets consist of:
Capital	$235,299
Accumulated net investment income (loss)	1,800
Accumulated net realized gains (losses) on investments	(56,890)
Net unrealized appreciation (depreciation) on investments	989

Net Assets	$181,198

Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	7,414

Net Asset Value (offering and redemption price per share)	$24.44

Statement of Operations
For the period August 31, 2007 through December 31, 2007(a)

Investment Income:
Interest	$2,570

Expenses:
Advisory fees	405
Management services fees	81
Administration fees	3
Transfer agency fees	21
Administrative services fees	67
Distribution fees	135
Custody fees	1,086
Fund accounting fees	4
Compliance services fees	3
Other fees	135

Total Gross Expenses before reductions	1,940
Less Expenses reduced by the Advisor	(1,057)
Less fees paid indirectly	(6)

Total Net Expenses	877

Net Investment Income (Loss)	1,693

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on swap agreements	(56,890)
Change in net unrealized appreciation/depreciation on investments	989

Net Realized and Unrealized Gains (Losses) on Investments	(55,901)

Change in Net Assets Resulting from Operations	$(54,208)

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Short Emerging Markets

Statement of Changes in Net Assets
For the period
August 31, 2007 through
December 31, 2007(a)

From Investment Activities:
Operations:
Net investment income (loss)	$1,693
Net realized gains (losses) on investments	(56,890)
Change in net unrealized appreciation/depreciation on investments	989

Change in net assets resulting from operations	(54,208)

Capital Transactions:
Proceeds from shares issued	484,005
Value of shares redeemed	(248,599)

Change in net assets resulting from capital transactions	235,406

Change in net assets	181,198
Net Assets:
Beginning of period	—

End of period	$181,198

Accumulated net investment income (loss)	$1,800

Share Transactions:
Issued	17,512
Redeemed	(10,098)

Change in shares	7,414

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Short Emerging Markets

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
	For the period
	Aug. 31, 2007 through
	Dec. 31, 2007(a)

Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.26
Net realized and unrealized gains (losses) on investments	(5.82)

Total income (loss) from investment activities	(5.56)

Net Asset Value, End of Period	$24.44

Total Return	(18.53	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	3.60%
Net expenses(d)	1.64	%(e)
Net investment income (loss)(d)	3.15%

Supplemental Data:
Net assets, end of period (000’s)	$181
Portfolio turnover rate(f)	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the period August 31, 2007 through December 31, 2007.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP UltraShort Dow 30

The ProFund VP UltraShort Dow 30 seeks daily investment results, before fees and expenses, that correspond to twice the inverse of the daily performance of the Dow Jones Industrial Average® (DJIA.) For the year ended December 31, 2007, the Fund had a total return of –10.16%, compared to a total return of 8.87%[1] for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice the inverse of the daily performance of the Index.[2]

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice the inverse of the Index. The DJIA is a price-weighted index maintained by editors of The Wall Street Journal. The DJIA includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represents the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire index is reviewed.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Honeywell International (+38.65%), United Technologies (+24.46%), and Exxon Mobil (+24.34%), while the bottom three performers in this group were Boeing (–0.11%), Johnson and Johnson (+3.61%), and 3M (+10.72%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index. Additionally, since this fund is leveraged, this inverse effect was magnified.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraShort Dow 30 from September 14, 2006 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07		Expense Ratios*

	Inception Date	1 Year	Since Inception	Gross	Net

ProFund VP UltraShort Dow 30	9/14/06	–10.16%	–17.03%	1.71%	1.63%

Dow Jones Industrial Average	9/14/06	8.87%	11.70%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.

*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.

[1] The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2] 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP UltraShort Dow 30

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP UltraShort Dow 30 seeks daily investment results, before fees and expenses that correspond to twice the inverse of the daily performance of the Dow Jones Industrial Average (DJIA).

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(42)%
Swap Agreements	(157)%
Options	NM

Total Exposure	(199)%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.5%.

Holdings
The ProFund VP UltraShort Dow 30 ProFund primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Dow Jones Industrial Average - Composition
% of Index

Industrial	25%
Consumer Non-Cyclical	22%
Technology	14%
Financial	11%
Consumer Cyclical	10%
Communications	7%
Energy	6%
Basic Materials	5%

PROFUNDS VP ProFund VP UltraShort Dow 30	Schedule of Portfolio Investments December 31, 2007

U.S. Government Agency Obligations (19.7%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$31,000	$30,997

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $30,997)		30,997

Repurchase Agreements (76.4%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $31,007 (Collateralized by $35,000 of various U.S. Treasury Securities, 4.00% - 5.25%, 6/15/08-4/15/10, market value $34,932)	31,000	31,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $31,007 (Collateralized by $37,000 of various U.S. Government Agency Obligations, 3.625% - 5.25%, 1/15/08-6/15/08, market value $37,485)	31,000	31,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $27,006 (Collateralized by $29,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $29,206)	27,000	27,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $31,003 (Collateralized by $33,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $33,196)	31,000	31,000

TOTAL REPURCHASE AGREEMENTS
(Cost $120,000)		120,000

Options Purchased (0.1%)
	Contracts

E-Mini Dow Jones Futures Call Option 19000 expiring March 2008	25	110

TOTAL OPTIONS PURCHASED
(Cost $225)		110

TOTAL INVESTMENT SECURITIES
(Cost $151,222)—96.2%		151,107
Net other assets (liabilities)—3.8%		5,938

NET ASSETS—100.0%		$157,045

+ All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

Futures Contracts Sold
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini Dow Jones Futures Contract expiring March 2008 (Underlying face amount at value $66,610)	1	$1,313

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Dow Jones Industrial Average expiring 1/29/08	$(245,886)	$1,789

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraShort Dow 30

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $31,222)	$31,107
Repurchase agreements, at cost	120,000

Total Investment Securities	151,107
Cash	686
Segregated cash balances with brokers for futures contracts	3,443
Segregated cash balances with custodian for swap agreements	3
Interest receivable	11
Unrealized gain on swap agreements	1,789
Variation margin on futures contracts	565
Receivable from Advisor	89
Prepaid expenses	1

Total Assets	157,694

Liabilities:
Administration fees payable	16
Distribution fees payable	316
Transfer agency fees payable	23
Fund accounting fees payable	25
Compliance services fees payable	9
Other accrued expenses	260

Total Liabilities	649

Net Assets	$157,045

Net Assets consist of:
Capital	$(84,651)
Accumulated net investment income (loss)	8,210
Accumulated net realized gains (losses) on investments	230,499
Net unrealized appreciation (depreciation) on investments	2,987

Net Assets	$157,045

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)
6,774

Net Asset Value (offering and redemption price per share)
$23.18

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$12,812

Expenses:
Advisory fees	2,115
Management services fees	423
Administration fees	80
Transfer agency fees	88
Distribution fees	705
Custody fees	2,815
Fund accounting fees	107
Trustee fees	5
Compliance services fees	9
Other fees	164

Total Gross Expenses before reductions	6,511
Less Expenses reduced by the Advisor	(1,099)
Less fees paid indirectly	(810)

Total Net Expenses	4,602

Net Investment Income (Loss)	8,210

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(218)
Net realized gains (losses) on futures contracts	(3,992)
Net realized gains (losses) on swap agreements	263,278
Change in net unrealized appreciation/depreciation on investments	1,594

Net Realized and Unrealized Gains (Losses) on Investments	260,662

Change in Net Assets Resulting from Operations	$268,872

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraShort Dow 30

Statements of Changes in Net Assets
	For the	For the period
	year ended	September 14, 2006 through
	December 31, 2007	December 31, 2006(a)

From Investment Activities:
Operations:
Net investment income (loss)	$8,210	$2,008
Net realized gains (losses) on investments	259,068	(28,569)
Change in net unrealized appreciation/depreciation on investments	1,594	1,393

Change in net assets resulting from operations	268,872	(25,168)

Distributions to Shareholders From:
Net investment income	(2,465)	—

Change in net assets resulting from distributions	(2,465)	—

Capital Transactions:
Proceeds from shares issued	31,437,872	200,000
Dividends reinvested	2,465	—
Value of shares redeemed	(31,724,531)	—

Change in net assets resulting from capital transactions	(284,194)	200,000

Change in net assets	(17,787)	174,832
Net Assets:
Beginning of period	174,832	—

End of period	$157,045	$174,832

Accumulated net investment income (loss)	$8,210	$2,465

Share Transactions:
Issued	1,340,545	6,667
Reinvested	108	—
Redeemed	(1,340,546)	—

Change in shares	107	6,667

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraShort Dow 30

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the		For the period
	year ended		Sep. 14, 2006 through
	Dec. 31, 2007		Dec. 31, 2006(a)

Net Asset Value, Beginning of Period	$26.22		$30.00

Investment Activities:
Net investment income (loss)(b)	0.68		0.30
Net realized and unrealized gains (losses) on investments	(3.35	)(c)	(4.08)

Total income (loss) from investment activities	(2.67)		(3.78)

Distributions to Shareholders From:
Net investment income	(0.37)		—

Net Asset Value, End of Period	$23.18		$26.22

Total Return	(10.16)%		(12.60	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.30%		5.58%
Net expenses(e)	1.91	%(f)	1.65	%(f)
Net investment income (loss)(e)	2.90%		3.68%

Supplemental Data:
Net assets, end of period (000’s)	$157		$175
Portfolio turnover rate(g)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the year ended December 31, 2007 and 1.63% for the period September 14, 2006 through December 31, 2006.
(g)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP UltraShort NASDAQ-100

The ProFund VP UltraShort NASDAQ-100 seeks daily investment results, before fees and expenses, that correspond to twice the inverse of the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2007, the Fund had a total return of –26.92%, compared to a total return of 19.24%[1] for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice the inverse of the daily performance of the Index.[2]

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice the inverse of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

Among the ten highest weighted index components at the beginning of the year that remained in the index for the entire period, the top three performers were Research in Motion (+166.24%), Apple Inc (+133.47%), and Google (+50.17%), while the bottom three performers in this group were Cisco Systems (–0.95%), Qualcomm (+5.52%), and eBay (+10.38%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index. Additionally, since this fund is leveraged, this inverse effect was magnified.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraShort NASDAQ-100 from September 14, 2006 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07		Expense Ratios*

	Inception Date	1 Year	Since Inception	Gross	Net

ProFund VP UltraShort NASDAQ-100	9/14/06	– 26.92%	– 28.89%	1.68%	1.63%

NASDAQ-100 Index	9/14/06	19.24%	14.07%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.

*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.

[1] The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2] 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP UltraShort NASDAQ-100

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP UltraShort NASDAQ-100 seeks daily investment results, before fees and expenses that correspond to twice the inverse of the daily performance of the NASDAQ-100 Index.

Market Exposure
Investment Type	% of Net Assets

Swap Agreements	(198)%
Options	NM

Total Exposure	(198)%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.5%.

Holdings

The ProFund VP UltraShort NASDAQ-100 primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

NASDAQ-100 Index - Composition
% of Index

Technology	45%
Communications	28%
Consumer Non-Cyclical	14%
Consumer Cyclical	8%
Industrial	4%
Basic Materials	1%

PROFUNDS VP ProFund VP UltraShort NASDAQ-100	Schedule of Portfolio Investments December 31, 2007

U.S. Government Agency Obligations (19.7%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$27,000	$26,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $26,998)		26,998

Repurchase Agreements (78.2%)
HSBC, 4.10%, 1/2/08 , dated 12/31/07, with a repurchase price of $27,006 (Collateralized by $30,000 of various U.S. Treasury Securities, 4.00% - 5.25%, 6/15/08-4/15/10, market value $30,010)	27,000	27,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $27,006 (Collateralized by $34,000 of various U.S. Government Agency Obligations, 3.625% - 5.25%, 1/15/08-6/15/08, market value $34,464)	27,000	27,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $26,006 (Collateralized by $29,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $29,206)	26,000	26,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $27,002 (Collateralized by $34,000 of various Federal Home Loan Bank Securities, 4.20% - 4.25%, 11/19/08-11/20/09, market value $34,320)	27,000	27,000

TOTAL REPURCHASE AGREEMENTS
(Cost $107,000)		107,000

Options Purchased(NM)
	Contracts

NASDAQ-100 Futures Call Option 2800 expiring March 2008	5	44

TOTAL OPTIONS PURCHASED
(Cost $70)		44

TOTAL INVESTMENT SECURITIES
(Cost $134,068)—97.9%		134,042
Net other assets (liabilities)—2.1%		2,714

NET ASSETS—100.0%		$136,756

+ All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
NM Not meaningful, amount is less than 0.05%.

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 1/29/08	$(268,786)	$2,802
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 1/29/08	(2,678)	29

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraShort NASDAQ-100

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $27,068)	$27,042
Repurchase agreements, at cost	107,000

Total Investment Securities	134,042
Cash	69
Segregated cash balances with brokers for futures contracts	3
Segregated cash balances with custodian for swap agreements	4
Interest receivable	10
Unrealized gain on swap agreements	2,831
Receivable from Advisor	404
Prepaid expenses	1

Total Assets	137,364

Liabilities:
Administration fees payable	16
Distribution fees payable	280
Transfer agency fees payable	22
Fund accounting fees payable	24
Compliance services fees payable	9
Other accrued expenses	257

Total Liabilities	608

Net Assets	$136,756

Net Assets consist of:
Capital	$135,348
Accumulated net investment income (loss)	7,203
Accumulated net realized gains (losses) on investments	(8,600)
Net unrealized appreciation (depreciation) on investments	2,805

Net Assets	$136,756

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	7,208

Net Asset Value (offering and redemption price per share)	$18.97

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$11,273

Expenses:
Advisory fees	1,873
Management services fees	375
Administration fees	75
Transfer agency fees	76
Distribution fees	624
Custody fees	2,888
Fund accounting fees	98
Trustee fees	3
Compliance services fees	9
Other fees	169

Total Gross Expenses before reductions	6,190
Less Expenses reduced by the Advisor	(1,383)
Less fees paid indirectly	(737)

Total Net Expenses	4,070

Net Investment Income (Loss)	7,203

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(275)
Net realized gains (losses) on futures contracts	(334)
Net realized gains (losses) on swap agreements	19,363
Change in net unrealized appreciation/depreciation on investments	1,463

Net Realized and Unrealized Gains (Losses) on Investments	20,217

Change in Net Assets Resulting from Operations	$27,420

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraShort NASDAQ-100

Statements of Changes in Net Assets
	For the	For the period
	year ended	September 14, 2006 through
	December 31, 2007	December 31, 2006(a)

From Investment Activities:
Operations :
Net investment income (loss)	$7,203	$1,961
Net realized gains (losses) on investments	18,754	(27,354)
Change in net unrealized appreciation/depreciation on investments	1,463	1,342

Change in net assets resulting from operations	27,420	(24,051)

Distributions to Shareholders From:
Net investment income	(2,299)	—

Change in net assets resulting from distributions	(2,299)	—

Capital Transactions:
Proceeds from shares issued	26,447,043	199,999
Dividends reinvested	2,299	—
Value of shares redeemed	(26,513,655)	—

Change in net assets resulting from capital transactions	(64,313)	199,999

Change in net assets	(39,192)	175,948
Net Assets:
Beginning of period	175,948	—

End of period	$136,756	$175,948

Accumulated net investment income (loss)	$7,203	$2,299

Share Transactions:
Issued	1,375,815	6,667
Reinvested	111	—
Redeemed	(1,375,385)	—

Change in shares	541	6,667

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraShort NASDAQ-100

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
			For the period
	For the		Sep. 14, 2006
	year ended		through
	Dec. 31, 2007		Dec. 31, 2006(a)

Net Asset Value, Beginning of Period	$26.39		$30.00

Investment Activities:
Net investment income (loss)(b)	0.60		0.29
Net realized and unrealized gains (losses) on investments	(7.68	)(c)	(3.90)

Total income (loss) from investment activities	(7.08)		(3.61)

Distributions to Shareholders From:
Net investment income	(0.34)		—

Net Asset Value, End of Period	$18.97		$26.39

Total Return	(26.92)%		(12.03	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.48%		5.46%
Net expenses(e)	1.92	%(f)	1.66	% (f)
Net investment income (loss)(e)	2.88%		3.71%

Supplemental Data:
Net assets, end of period (000’s)	$137		$176
Portfolio turnover rate(g)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)
The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the year ended December 31, 2007 and 1.63% for the period September 14, 2006 through December 31, 2006.

(g)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP Banks

The ProFund VP Banks seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Banks Index. For the year ended December 31, 2007, the Fund had a total return of –27.27%, compared to a return of –25.18%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Banks Index measures the performance of the banking sector of the U.S. equity market. Component companies include regional and major U.S. domiciled banks engaged in a wide range of financial services, including retail banking, loans and money transmissions.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were JPMorgan Chase (–6.90%), U.S. Bancorp (–7.89%), and PNC Financial Services (–8.29%), while the bottom three performers in this group were Citigroup (–44.71%), Regions Financial Corp (–33.64%), and Wachovia (–29.91%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Banks from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data

		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net
ProFund VP Banks	5/1/02	–27.27%	3.92%	0.86%	1.77%	1.63%

Dow Jones U.S. Banks Index	5/1/02	–25.18%	6.47%	3.35%	N/A	N/A

S&P 500 Index	5/1/02	5.49%	12.82%	7.39%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

197

PROFUNDS VP
ProFund VP Banks

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Banks seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Banks Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	92%

Total Exposure	92%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Bank of America Corp.	18.8%
J.P. Morgan Chase & Co.	15.0%
Citigroup, Inc.	14.9%
Wachovia Corp.	4.8%
U.S. Bancorp	4.8%

Dow Jones U.S. Banks Index - Composition

The Dow Jones U.S. Banks Index is comprised of a single sector.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Banks	December 31, 2007

Common Stocks (91.7%)

	Shares	Value

Alabama National BanCorp (Banks)	200	$15,562
Amcore Financial, Inc. (Banks)	200	4,540
Anchor BanCorp Wisconsin, Inc. (Savings & Loans)	200	4,704
Associated Banc-Corp (Banks)	1,200	32,508
Astoria Financial Corp. (Savings & Loans)	900	20,943
BancorpSouth, Inc. (Banks)	800	18,888
Bank of America Corp. (Banks)	45,100	1,860,826
Bank of Hawaii Corp. (Banks)	500	25,570
BB&T Corp. (Banks)	5,500	168,685
BOK Financial Corp. (Banks)	200	10,340
Cathay Bancorp, Inc. (Banks)	500	13,245
Citigroup, Inc. (Diversified Financial Services)	49,900	1,469,056
Citizens Republic Bancorp, Inc. (Banks)	800	11,608
City National Corp. (Banks)	400	23,820
Comerica, Inc. (Banks)	1,500	65,295
Commerce Bancorp, Inc. (Banks)	1,900	72,466
Commerce Bancshares, Inc. (Banks)	700	31,402
Cullen/Frost Bankers, Inc. (Banks)	600	30,396
Dime Community Bancshares, Inc. (Savings & Loans)	300	3,831
Downey Financial Corp. (Savings & Loans)	200	6,222
East West Bancorp, Inc. (Banks)	600	14,538
F.N.B. Corp. (Banks)	600	8,820
Fifth Third Bancorp (Banks)	4,900	123,137
First BanCorp (Banks)	800	5,832
First Community Bancorp (Banks)	300	12,372
First Horizon National Corp. (Banks)	1,300	23,595
First Midwest Bancorp, Inc. (Banks)	500	15,300
First Niagara Financial Group, Inc. (Savings & Loans)	1,100	13,244
FirstFed Financial Corp.* (Savings & Loans)	100	3,582
FirstMerit Corp. (Banks)	700	14,007
Frontier Financial Corp. (Banks)	400	7,428
Fulton Financial Corp. (Banks)	1,700	19,074
Guaranty Financial Group, Inc.* (Savings & Loans)	300	4,800
Hancock Holding Co. (Banks)	300	11,460
Hudson City Bancorp, Inc. (Savings & Loans)	4,800	72,096
Huntington Bancshares, Inc. (Banks)	3,700	54,612
IndyMac Bancorp, Inc. (Diversified Financial Services)	800	4,760
International Bancshares Corp. (Banks)	500	10,470
J.P. Morgan Chase & Co. (Diversified Financial Services)	34,000	1,484,100
KeyCorp (Banks)	3,700	86,765
Lazard, Ltd.—Class AADR (Diversified Financial Services)	500	20,340
M&T Bank Corp. (Banks)	800	65,256
Marshall & Ilsley Corp. (Banks)	2,500	66,200
National City Corp. (Banks)	5,700	93,822
New York Community Bancorp (Savings & Loans)	3,200	56,256
NewAlliance Bancshares, Inc. (Savings & Loans)	1,100	12,672
Northern Trust Corp. (Banks)	2,000	153,160
Old National Bancorp (Banks)	700	10,472
Pacific Capital Bancorp (Banks)	500	10,065
Park National Corp. (Banks)	100	6,450
People’s United Financial, Inc. (Banks)	1,800	32,040
PFF Bancorp, Inc. (Savings & Loans)	200	2,408
PNC Financial Services Group (Banks)	3,400	223,210
Popular, Inc. (Banks)	2,600	27,560
Prosperity Bancshares, Inc. (Banks)	400	11,756
Provident Bankshares Corp. (Banks)	300	6,417
Provident Financial Services, Inc. (Savings & Loans)	600	8,652
Regions Financial Corp. (Banks)	7,000	165,550
South Financial Group, Inc. (Banks)	700	10,941
Sovereign Bancorp, Inc. (Savings & Loans)	3,300	37,620
Sterling Bancshares, Inc. (Banks)	700	7,812
Sterling Financial Corp. (Savings & Loans)	500	8,395
SunTrust Banks, Inc. (Banks)	3,500	218,715
Susquehanna Bancshares, Inc. (Banks)	900	16,596
SVB Financial Group* (Banks)	300	15,120
Synovus Financial Corp. (Banks)	2,700	65,016
TCF Financial Corp. (Banks)	1,200	21,516
The Colonial BancGroup, Inc. (Banks)	1,500	20,310
TrustCo Bank Corp. NY (Banks)	700	6,944
Trustmark Corp. (Banks)	500	12,680
U.S. Bancorp (Banks)	14,800	469,752
UCBH Holdings, Inc. (Banks)	1,000	14,160
Umpqua Holdings Corp. (Banks)	600	9,204
UnionBanCal Corp. (Banks)	500	24,455
United Bankshares, Inc. (Banks)	400	11,208
United Community Banks, Inc. (Banks)	500	7,900
Valley National Bancorp (Banks)	1,200	22,872
W Holding Co., Inc. (Banks)	1,300	1,573
Wachovia Corp. (Banks)	12,400	471,572
Washington Federal, Inc. (Savings & Loans)	900	18,999
Washington Mutual, Inc. (Savings & Loans)	8,700	118,407
Webster Financial Corp. (Banks)	500	15,985
Wells Fargo & Co. (Banks)	15,500	467,945
Westamerica Bancorp (Banks)	300	13,365

See accompanying notes to the financial statements.

198

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Banks	December 31, 2007

Common Stocks, continued

	Shares	Value

Whitney Holding Corp. (Banks)	700	$18,305
Wilmington Trust Corp. (Banks)	700	24,640
Wintrust Financial Corp. (Banks)	200	6,626
Zions Bancorp (Banks)	1,100	51,359

TOTAL COMMON STOCKS
(Cost $8,156,522)		9,062,177

Repurchase Agreements (0.4%)

	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $10,002 (Collateralized by $12,000 U.S. Treasury Notes, 4.00%, 4/15/10, market value $11,814)	$10,000	10,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $29,007 (Collateralized by $30,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $30,213)	29,000	29,000

TOTAL REPURCHASE AGREEMENTS
(Cost $39,000)		39,000

TOTAL INVESTMENT SECURITIES
(Cost $8,195,522)—92.1%		9,101,177
Net other assets (liabilities)—7.9%		775,476

NET ASSETS—100.0%		$9,876,653

*	Non-income producing security
ADR	American Depositary Receipt
ProFund VP Banks invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Banks	57.8%
Diversified Financial Services	30.1%
Savings & Loans	3.8%
Other**	8.3%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

199

PROFUNDS VP
ProFund VP Banks

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $8,156,522)	$9,062,177
Repurchase agreements, at cost	39,000

Total Investment Securities	9,101,177
Cash	919
Dividends and interest receivable	15,491
Receivable for capital shares issued	994,849
Receivable for investments sold	878,278
Receivable from Advisor	617
Prepaid expenses	28

Total Assets	10,991,359

Liabilities:
Payable for investments purchased	1,104,229
Administration fees payable	251
Administrative services fees payable	2,820
Distribution fees payable	2,015
Trustee fees payable	2
Transfer agency fees payable	499
Fund accounting fees payable	388
Compliance services fees payable	183
Other accrued expenses	4,319

Total Liabilities	1,114,706

Net Assets	$9,876,653

Net Assets consist of:
Capital	$12,662,076
Accumulated net investment income (loss)	226,667
Accumulated net realized gains (losses) on investments	(3,917,745)
Net unrealized appreciation (depreciation) on investments	905,655

Net Assets	$9,876,653

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	406,373

Net Asset Value (offering and redemption price per share)	$24.30

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$373,647
Interest	995

Total Investment Income	374,642

Expenses:
Advisory fees	68,087
Management services fees	13,617
Administration fees	2,840
Transfer agency fees	3,049
Administrative services fees	31,749
Distribution fees	22,696
Custody fees	13,250
Fund accounting fees	10,403
Trustee fees	133
Compliance services fees	185
Other fees	6,894

Total Gross Expenses before reductions	172,903
Less Expenses reduced by the Advisor	(24,928)

Total Net Expenses	147,975

Net Investment Income (Loss)	226,667

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(1,028,411)
Change in net unrealized appreciation/depreciation on investments	(1,835,914)

Net Realized and Unrealized Gains (Losses) on Investments	(2,864,325)

Change in Net Assets Resulting from Operations	$(2,637,658)

See accompanying notes to the financial statements.

200

PROFUNDS VP
ProFund VP Banks

Statements of Changes in Net Assets
	For the year ended December 31, 2007	For the year ended December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$226,667	$300,628
Net realized gains (losses) on investments	(1,028,411)	847,048
Change in net unrealized appreciation/depreciation on investments	(1,835,914)	965,286

Change in net assets resulting from operations	(2,637,658)	2,112,962

Distributions to Shareholders From:
Net investment income	(300,628)	(142,765)

Change in net assets resulting from distributions	(300,628)	(142,765)

Capital Transactions:
Proceeds from shares issued	60,355,086	67,996,395
Dividends reinvested	300,628	142,765
Value of shares redeemed	(61,136,313)	(68,686,000)

Change in net assets resulting from capital transactions	(480,599)	(546,840)

Change in net assets	(3,418,885)	1,423,357
Net Assets:
Beginning of period	13,295,538	11,872,181

End of period	$9,876,653	$13,295,538

Accumulated net investment income (loss)	$226,667	$300,628

Share Transactions:
Issued	2,026,587	2,124,787
Reinvested	9,892	4,347
Redeemed	(2,012,863)	(2,138,704)

Change in shares	23,616	(9,570)

See accompanying notes to the financial statements.

201

PROFUNDS VP
ProFund VP Banks

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$34.74	$30.26	$36.81	$33.11	$25.98

Investment Activities:
Net investment income (loss)(a)	0.80	0.56	0.56	0.50	0.38
Net realized and unrealized gains (losses) on investments	(10.03)	4.09	(0.92)	3.39	7.25

Total income (loss) from investment activities	(9.23)	4.65	(0.36)	3.89	7.63

Distributions to Shareholders From:
Net investment income	(1.21)	(0.17)	(1.20)	(0.19)	(0.50)
Net realized gains on investments	—	—	(4.99)	—	—

Total distributions	(1.21)	(0.17)	(6.19)	(0.19)	(0.50)

Net Asset Value, End of Period	$24.30	$34.74	$30.26	$36.81	$33.11

Total Return	(27.27)%	15.41%	(0.15)%	11.77%	29.39%

Ratios to Average Net Assets:
Gross expenses	1.91%	1.80%	2.03%	1.98%	2.30%
Net expenses	1.63%	1.69%	1.98%	1.98%	1.98%
Net investment income (loss)	2.50%	1.74%	1.67%	1.46%	1.30%

Supplemental Data:
Net assets, end of period (000’s)	$9,877	$13,296	$11,872	$13,140	$5,759
Portfolio turnover rate(b)	683%	431%	883%	1,003%	1,457%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

202

ProFund VP Basic Materials

The ProFund VP Basic Materials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index. For the year ended December 31, 2007, the Fund had a total return of 30.71%, compared to a return of 32.86%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Basic Materials Index measures the performance of the basic materials industry of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Monsanto Co. (+114.45%), Freeport-McMoRan Copper (+86.84%), and Peabody Energy (+63.76%), while the bottom three performers in this group were E.I. DuPont de Nemours (–6.63%), Dow Chemical (+2.55%), and Weyerhauser (+7.83%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Basic Materials from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net
ProFund VP Basic Materials	5/1/02	30.71%	17.53%	12.18%	1.73%	1.63%

Dow Jones U.S. Basic Materials Index	5/1/02	32.86%	20.27%	14.90%	N/A	N/A

S&P 500 Index	5/1/02	5.49%	12.82%	7.39%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Basic Materials

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Basic Materials seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	99%

Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Monsanto Co.	10.7%
Du Pont	7.0%
Freeport-McMoRan Copper & Gold, Inc.—Class B	6.9%
The Dow Chemical Co.	6.6%
Alcoa, Inc.	5.5%

Dow Jones U.S. Basic Materials Index - Composition
% of Index

Chemicals	55%
Industrial Metals	27%
Mining	12%
Forestry and Paper	6%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Basic Materials	December 31, 2007

Common Stocks (99.4%)
	Shares	Value

AbitibiBowater, Inc. (Forest Products & Paper)	12,258	$252,637
Air Products & Chemicals, Inc. (Chemicals)	42,903	4,231,523
Airgas, Inc. (Chemicals)	14,982	780,712
AK Steel Holding Corp.* (Iron/Steel)	23,835	1,102,130
Albemarle Corp. (Chemicals)	16,344	674,190
Alcoa, Inc. (Mining)	180,465	6,595,996
Allegheny Technologies, Inc. (Iron/Steel)	20,430	1,765,152
Alpha Natural Resources, Inc.* (Coal)	13,620	442,378
Arch Coal, Inc. (Coal)	30,645	1,376,880
Ashland, Inc. (Chemicals)	11,577	549,097
Avery Dennison Corp. (Household Products/Wares)	19,749	1,049,462
Cabot Corp. (Chemicals)	12,939	431,386
Cambrex Corp. (Biotechnology)	6,129	51,361
Carpenter Technology Corp. (Iron/Steel)	10,215	767,862
Celanese Corp.—Series A (Chemicals)	32,007	1,354,536
CF Industries Holdings, Inc. (Chemicals)	10,215	1,124,263
Chemtura Corp. (Chemicals)	51,075	398,385
Cleveland-Cliffs, Inc. (Iron/Steel)	8,853	892,382
Coeur d’Alene Mines Corp.* (Mining)	114,408	565,176
Commercial Metals Co. (Metal Fabricate/Hardware)	25,197	739,532
CONSOL Energy, Inc. (Coal)	38,817	2,776,192
Cytec Industries, Inc. (Chemicals)	8,853	545,168
Domtar Corp.* (Forest Products & Paper)	98,745	759,349
Du Pont (Chemicals)	191,361	8,437,106
Eastman Chemical Co. (Chemicals)	17,025	1,040,057
Ecolab, Inc. (Chemicals)	37,455	1,918,071
Ferro Corp. (Chemicals)	9,534	197,640
FMC Corp. (Chemicals)	15,663	854,417
Foundation Coal Holdings, Inc. (Coal)	9,534	500,535
Freeport-McMoRan Copper & Gold, Inc.—Class B (Mining)	81,039	8,301,635
Fuller (H.B.) Co. (Chemicals)	12,939	290,481
Georgia Gulf Corp. (Chemicals)	6,810	45,082
Hercules, Inc. (Chemicals)	24,516	474,385
Huntsman Corp. (Chemicals)	19,068	490,048
International Coal Group, Inc.* (Coal)	25,878	138,706
International Flavors & Fragrances, Inc. (Chemicals)	15,663	753,860
International Paper Co. (Forest Products & Paper)	91,254	2,954,805
Kaiser Aluminum Corp. (Mining)	2,724	216,504
Lubrizol Corp. (Chemicals)	14,301	774,542
Massey Energy Co. (Coal)	17,025	608,644
Minerals Technologies, Inc. (Chemicals)	4,086	273,558
Monsanto Co. (Agriculture)	115,089	12,854,290
Neenah Paper, Inc. (Forest Products & Paper)	3,405	99,256
Newmont Mining Corp. (Mining)	91,935	4,489,186
Nucor Corp. (Iron/Steel)	55,842	3,306,963
Olin Corp. (Chemicals)	13,620	263,275
OM Group, Inc.* (Chemicals)	6,810	391,847
Patriot Coal Corp.* (Coal)	5,448	227,400
Peabody Energy Corp. (Coal)	56,523	3,484,078
PPG Industries, Inc. (Chemicals)	35,412	2,486,985
Praxair, Inc. (Chemicals)	67,419	5,980,739
Reliance Steel & Aluminum Co. (Iron/Steel)	14,301	775,114
Rohm & Haas Co. (Chemicals)	32,688	1,734,752
RPM, Inc. (Chemicals)	25,878	525,323
RTI International Metals, Inc.* (Mining)	4,767	328,589
Schulman (A.), Inc. (Chemicals)	5,448	117,404
Sensient Technologies Corp. (Chemicals)	10,215	288,880
Sigma-Aldrich Corp. (Chemicals)	23,835	1,301,391
Southern Copper Corp. (Mining)	15,663	1,646,651
Steel Dynamics, Inc. (Iron/Steel)	20,430	1,217,015
Stillwater Mining Co.* (Mining)	9,534	92,098
Terra Industries, Inc.* (Chemicals)	19,068	910,688
The Dow Chemical Co. (Chemicals)	200,895	7,919,281
The Mosaic Co.* (Chemicals)	31,326	2,955,295
Titanium Metals Corp. (Mining)	18,387	486,336
Tredegar Corp. (Miscellaneous Manufacturing)	5,448	87,604
United States Steel Corp. (Iron/Steel)	25,197	3,046,569
USEC, Inc.* (Mining)	23,154	208,386
Valspar Corp. (Chemicals)	19,749	445,142
W.R. Grace & Co.* (Chemicals)	12,258	320,914
Wausau-Mosinee Paper Corp. (Forest Products & Paper)	10,896	97,955
Weyerhaeuser Co. (Forest Products & Paper)	45,627	3,364,535
Worthington Industries, Inc. (Metal Fabricate/Hardware)	14,301	255,702
Zep, Inc.* (Chemicals)	4,767	66,118

TOTAL COMMON STOCKS
(Cost $94,964,530)		119,271,586

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Basic Materials	December 31, 2007

Repurchase Agreements (0.6%)
	Principal
	Amount	Value

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $209,048 (Collateralized by $215,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $215,801)	$209,000	$209,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $559,129 (Collateralized by $526,000 Federal National Mortgage Association, 7.125%, 6/15/10, market value $570,955)	559,000	559,000

TOTAL REPURCHASE AGREEMENTS
(Cost $768,000)		768,000

TOTAL INVESTMENT SECURITIES
(Cost $95,732,530)—100.0%		120,039,586
Net other assets (liabilities)—NM		(8,325)

NET ASSETS—100.0%		$120,031,261

* Non-income producing security

ProFund VP Basic Materials invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Agriculture	10.7%
Biotechnology	NM
Chemicals	42.8%
Coal	8.0%
Forest Products & Paper	6.3%
Household Products/Wares	0.9%
Iron/Steel	10.6%
Metal Fabricate/Hardware	0.8%
Mining	19.2%
Miscellaneous Manufacturing	0.1%
Other**	0.6%

** Includes any non-equity securities and net other assets (liabilities).
NM Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Basic Materials

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $94,964,530)	$119,271,586
Repurchase agreements, at cost	768,000

Total Investment Securities	120,039,586
Cash	657
Dividends and interest receivable	164,163
Receivable for capital shares issued	493,306
Prepaid expenses	131

Total Assets	120,697,843

Liabilities:
Payable for capital shares redeemed	487,208
Advisory fees payable	66,954
Management services fees payable	8,927
Administration fees payable	3,037
Administrative services fees payable	34,913
Distribution fees payable	25,226
Trustee fees payable	19
Transfer agency fees payable	6,704
Fund accounting fees payable	4,689
Compliance services fees payable	2,072
Other accrued expenses	26,833

Total Liabilities	666,582

Net Assets	$120,031,261

Net Assets consist of:
Capital	$106,418,690
Accumulated net investment income (loss)	252,811
Accumulated net realized gains (losses) on investments	(10,947,296)
Net unrealized appreciation (depreciation) on investments	24,307,056

Net Assets	$120,031,261
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)
2,322,106

Net Asset Value (offering and redemption price per share)	$51.69

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$1,507,545
Interest	5,950

Total Investment Income	1,513,495

Expenses:
Advisory fees	580,069
Management services fees	116,014
Administration fees	24,183
Transfer agency fees	26,167
Administrative services fees	270,307
Distribution fees	193,356
Custody fees	20,590
Fund accounting fees	30,005
Trustee fees	1,057
Compliance services fees	2,279
Other fees	57,065

Total Gross Expenses before reductions	1,321,092
Less Expenses reduced by the Advisor	(60,408)

Total Net Expenses	1,260,684

Net Investment Income (Loss)	252,811

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(2,926,613)
Change in net unrealized appreciation/depreciation on investments	16,035,768

Net Realized and Unrealized Gains (Losses) on Investments	13,109,155

Change in Net Assets Resulting from Operations	$13,361,966

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Basic Materials

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$252,811	$321,148
Net realized gains (losses) on investments	(2,926,613)	(2,616,599)
Change in net unrealized appreciation/depreciation on investments	16,035,768	3,320,687

Change in net assets resulting from operations	13,361,966	1,025,236

Distributions to Shareholders From:
Net investment income	(321,148)	(84,905)

Change in net assets resulting from distributions	(321,148)	(84,905)

Capital Transactions:
Proceeds from shares issued	305,930,096	125,406,978
Dividends reinvested	321,148	84,905
Value of shares redeemed	(229,892,500)	(130,550,766)

Change in net assets resulting from capital transactions	76,358,744	(5,058,883)

Change in net assets	89,399,562	(4,118,552)
Net Assets:
Beginning of period	30,631,699	34,750,251

End of period	$120,031,261	$30,631,699

Accumulated net investment income (loss)	$252,811	$321,148

Share Transactions:
Issued	6,510,342	3,288,644
Reinvested	6,972	2,406
Redeemed	(4,965,902)	(3,526,172)

Change in shares	1,551,412	(235,122)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Basic Materials

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$39.75	$34.55	$36.18	$33.74	$25.66

Investment Activities:
Net investment income (loss)(a)	0.15	0.39	0.13	0.02	0.22
Net realized and unrealized gains (losses) on investments	12.03	4.94	0.59	3.40	7.88

Total income (loss) from investment activities	12.18	5.33	0.72	3.42	8.10

Distributions to Shareholders From:
Net investment income	(0.24)	(0.13)	(0.03)	(0.10)	(0.02)
Net realized gains on investments	—	—	(2.32)	(0.88)	—

Total distributions	(0.24)	(0.13)	(2.35)	(0.98)	(0.02)

Net Asset Value, End of Period	$51.69	$39.75	$34.55	$36.18	$33.74

Total Return	30.71%	15.48%	2.44%	10.22%	31.58%

Ratios to Average Net Assets:
Gross expenses	1.71%	1.79%	1.91%	1.96%	2.03%
Net expenses	1.63%	1.74%	1.91%	1.96%	1.97%
Net investment income (loss)	0.33%	1.05%	0.36%	0.06%	0.75%

Supplemental Data:
Net assets, end of period (000’s)	$120,031	$30,632	$34,750	$25,614	$50,929
Portfolio turnover rate(b)	280%	378%	650%	783%	1,009%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Biotechnology

The ProFund VP Biotechnology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index. For the year ended December 31, 2007, the Fund had a total return of –1.15%, compared to a return of 0.23%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology subsector of the U.S. equity market. Component companies engage in the research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Invitrogen Corp (+65.06%), Charles River Laboratories Intl (+52.14%), and Gilead Sciences (+41.72%), while the bottom three performers in this group were Amgen (–32.02%), Celgene (–19.68%) and Genentech (–17.33%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Biotechnology from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Biotechnology	1/22/01	– 1.15%	11.63%	–1.21%	1.77%	1.63%

Dow Jones U.S. Biotechnology Index	1/22/01	0.23%	14.14%	0.97%	N/A	N/A

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance shares above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction performan costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Biotechnology

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Biotechnology seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	90%
Swap Agreements	10%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Amgen, Inc.	20.8%
Gilead Sciences, Inc.	17.6%
Genentech, Inc.	11.0%
Genzyme Corp.	4.8%
Biogen Idec, Inc.	4.7%

Dow Jones U.S. Biotechnology Index - Composition

The Dow Jones U.S. Biotechnology Index is comprised of a single sector.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Biotechnology	December 31, 2007

Common Stocks (90.1%)
	Shares	Value

Abraxis BioScience, Inc.* (Biotechnology)	362	$24,895
Affymetrix, Inc.* (Biotechnology)	4,706	108,897
Alexion Pharmaceuticals, Inc.* (Biotechnology)	2,534	190,126
Amgen, Inc.* (Biotechnology)	74,572	3,463,124
Amylin Pharmaceuticals, Inc.* (Pharmaceuticals)	9,231	341,547
Applera Corp.—Celera Genomics Group* (Biotechnology)	5,430	86,174
Biogen Idec, Inc.* (Biotechnology)	13,791	784,984
BioMarin Pharmaceutical, Inc.* (Pharmaceuticals)	6,516	230,666
Celgene Corp.* (Biotechnology)	16,426	759,045
Charles River Laboratories International, Inc.* (Biotechnology)	4,706	309,655
Cubist Pharmaceuticals, Inc.* (Pharmaceuticals)	3,801	77,958
CV Therapeutics, Inc.* (Pharmaceuticals)	3,801	34,399
Enzo Biochem, Inc.* (Biotechnology)	2,534	32,283
Enzon Pharmaceuticals, Inc.* (Biotechnology)	3,077	29,324
Gen-Probe, Inc.* (Healthcare-Products)	3,620	227,807
Genentech, Inc.* (Biotechnology)	27,356	1,834,767
Genzyme Corp.* (Biotechnology)	10,719	797,922
Gilead Sciences, Inc.* (Pharmaceuticals)	63,893	2,939,717
Human Genome Sciences, Inc.* (Biotechnology)	9,231	96,372
Illumina, Inc.* (Biotechnology)	3,801	225,247
ImClone Systems, Inc.* (Pharmaceuticals)	4,163	179,009
Incyte Genomics, Inc.* (Biotechnology)	5,249	52,752
InterMune, Inc.* (Biotechnology)	2,172	28,953
Invitrogen Corp.* (Biotechnology)	3,258	304,330
Medarex, Inc.* (Pharmaceuticals)	8,688	90,529
Millennium Pharmaceuticals, Inc.* (Biotechnology)	21,901	328,077
Myriad Genetics, Inc.* (Biotechnology)	3,077	142,834
Nektar Therapeutics* (Biotechnology)	6,335	42,508
Neurocrine Biosciences, Inc.* (Pharmaceuticals)	2,534	11,504
Onyx Pharmaceuticals, Inc.* (Pharmaceuticals)	3,801	211,412
OSI Pharmaceuticals, Inc.* (Pharmaceuticals)	3,982	193,167
PDL BioPharma, Inc.* (Biotechnology)	7,964	139,529
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	4,344	104,908
Savient Pharmaceuticals, Inc.* (Biotechnology)	3,620	83,151
Techne Corp.* (Healthcare-Products)	2,715	179,326
United Therapeutics Corp.* (Pharmaceuticals)	1,267	123,723
Vertex Pharmaceuticals, Inc.* (Biotechnology)	9,050	210,231

TOTAL COMMON STOCKS
(Cost $11,346,459)		15,020,852

Repurchase Agreements (0.4%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $19,004 (Collateralized by $20,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $20,142)	$19,000	19,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $56,013 (Collateralized by $57,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $57,404)	56,000	56,000

TOTAL REPURCHASE AGREEMENTS
(Cost $75,000)		75,000

TOTAL INVESTMENT SECURITIES
(Cost $11,421,459)—90.5%		15,095,852
Net other assets (liabilities)—9.5%		1,580,466

NET ASSETS—100.0%		$16,676,318

* Non-income producing security

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Dow Jones U.S. Biotechnology Index expiring 1/24/08	$1,699,575	$(425)

ProFund VP Biotechnology invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Biotechnology		61.0%
Healthcare-Products		2.5%
Pharmaceuticals		26.6%
Other**		9.9%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Biotechnology

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $11,346,459)	$15,020,852
Repurchase agreements, at cost	75,000

Total Investment Securities	15,095,852
Cash	45
Dividends and interest receivable	9
Receivable for investments sold	8,753,737
Prepaid expenses	31

Total Assets	23,849,674

Liabilities:
Payable for capital shares redeemed	7,133,329
Unrealized loss on swap agreements	425
Advisory fees payable	14,533
Management services fees payable	1,938
Administration fees payable	646
Administrative services fees payable	7,258
Distribution fees payable	5,191
Trustee fees payable	4
Transfer agency fees payable	1,080
Fund accounting fees payable	997
Compliance services fees payable	391
Other accrued expenses	7,564

Total Liabilities	7,173,356

Net Assets	$16,676,318

Net Assets consist of:
Capital	$27,904,607
Accumulated net realized gains (losses) on investments	(14,902,257)
Net unrealized appreciation (depreciation) on investments	3,673,968

Net Assets	$16,676,318

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	809,542
Net Asset Value (offering and redemption price per share)	$20.60

Statement of Operations

For the year ended December 31, 2007

Investment Income:
Interest	$2,297
Dividends	609

Total Investment Income	2,906

Expenses:
Advisory fees	101,647
Management services fees	20,329
Administration fees	4,234
Transfer agency fees	4,908
Administrative services fees	47,360
Distribution fees	33,882
Custody fees	7,441
Fund accounting fees	6,867
Trustee fees	208
Compliance services fees	405
Other fees	11,044

Total Gross Expenses before reductions	238,325
Less Expenses reduced by the Advisor	(17,413)

Total Net Expenses	220,912

Net Investment Income (Loss)	(218,006)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(1,094,143)
Net realized gains (losses) on swap agreements	23,661
Change in net unrealized appreciation/depreciation on investments	(848,012)

Net Realized and Unrealized Gains (Losses) on Investments	(1,918,494)

Change in Net Assets Resulting from Operations	$(2,136,500)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Biotechnology

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(218,006)	$(286,524)
Net realized gains (losses) on investments	(1,070,482)	1,597,011
Change in net unrealized appreciation/depreciation on investments	(848,012)	(2,431,504)

Change in net assets resulting from operations	(2,136,500)	(1,121,017)

Capital Transactions:
Proceeds from shares issued	63,424,915	56,265,993
Value of shares redeemed	(57,038,542)	(67,810,303)

Change in net assets resulting from capital transactions	6,386,373	(11,544,310)

Change in net assets	4,249,873	(12,665,327)
Net Assets:
Beginning of period	12,426,445	25,091,772

End of period	$16,676,318	$12,426,445

Share Transactions:
Issued	2,901,376	2,670,409
Redeemed	(2,688,275)	(3,228,583)

Change in shares	213,101	(558,174)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Biotechnology

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$20.83	$21.73	$19.18	$21.96	$15.71

Investment Activities:
Net investment income (loss)(a)	(0.34)	(0.37)	(0.38)	(0.41)	(0.37)
Net realized and unrealized gains (losses) on investments	0.11 (b)	(0.53)	4.06	2.25	6.62

Total income (loss) from investment activities	(0.23)	(0.90)	3.68	1.84	6.25

Distributions to Shareholders From:
Net realized gains on investments	—	—	(1.13)	(4.62)	—

Net Asset Value, End of Period	$20.60	$20.83	$21.73	$19.18	$21.96

Total Return	(1.15)%	(4.10)%	19.24%	9.73%	39.78%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.84%	1.92%	1.98%	2.04%
Net expenses	1.63%	1.78%	1.92%	1.98%	1.98%
Net investment income (loss)	(1.61)%	(1.75)%	(1.90)%	(1.88)%	(1.87)%

Supplemental Data:
Net assets, end of period (000’s)	$16,676	$12,426	$25,092	$24,832	$14,342
Portfolio turnover rate(c)	486%	397%	809%	788%	848%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Consumer Goods

The ProFund VP Consumer Goods seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Goods Index. For the year ended December 31, 2007, the Fund had a total return of 7.60%, compared to a return of 9.69%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Consumer Goods Index measures the performance of consumer spending in the goods industry of the U.S. equity market. Component companies include automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing accessories and footwear. Prior to December 18, 2004, the index underlying the Fund’s benchmark was called the Dow Jones U.S. Consumer Non-Cyclical Sector Index and also included beverage companies, consumer service companies, durable and non-durable household product manufacturers, cosmetic companies, food products, and agriculture and tobacco products.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Archer Daniels Midland (+47.18%), Nike (+31.54%), and Coca-Cola (+30.44%), while the bottom three performers in this group were Kraft Foods (–5.69%), Kimberly-Clark (+5.23%), and Anheuser-Busch (+9.06%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Goods from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Consumer Goods	5/1/02	7.60%	9.34%	4.85%	1.84%	1.63%

Dow Jones U.S. Consumer Goods Index	5/1/02	9.69%	12.10%	7.54%	N/A	N/A

S&P 500 Index	5/1/02	5.49%	12.82%	7.39%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Consumer Goods

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Consumer Goods seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Consumer Goods Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Procter & Gamble Co.	16.5%
Altria Group, Inc.	11.4%
Coca-Cola Co.	9.4%
PepsiCo, Inc.	8.8%
Kraft Foods, Inc.	3.6%

Dow Jones U.S. Consumer Goods Index - Composition
% of Index

Beverages	24%
Household Goods	23%
Food Producers	17%
Tobacco	14%
Personal Goods	11%
Automobiles and Parts	6%
Leisure Goods	5%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Consumer Goods	December 31, 2007

Common Stocks (100.1%)
	Shares	Value

Acco Brands Corp.* (Household Products/Wares)	1,272	$20,403
Activision, Inc.* (Software)	6,360	188,892
Alberto-Culver Co. (Cosmetics/Personal Care)	1,908	46,822
Altria Group, Inc. (Agriculture)	45,580	3,444,936
American Axle & Manufacturing Holdings, Inc. (Auto Parts & Equipment)	1,060	19,737
Anheuser-Busch Cos., Inc. (Beverages)	15,900	832,206
Archer-Daniels-Midland Co. (Agriculture)	12,720	590,590
ArvinMeritor, Inc. (Auto Parts & Equipment)	1,484	17,407
Avon Products, Inc. (Cosmetics/Personal Care)	9,328	368,736
Beazer Homes USA, Inc. (Home Builders)	848	6,301
Black & Decker Corp. (Hand/Machine Tools)	1,272	88,595
Blyth, Inc. (Household Products/Wares)	636	13,954
BorgWarner, Inc. (Auto Parts & Equipment)	2,544	123,155
Briggs & Stratton Corp. (Machinery-Diversified)	1,060	24,020
Brown-Forman Corp. (Beverages)	1,696	125,691
Brunswick Corp. (Leisure Time)	1,908	32,531
Bunge, Ltd.ADR (Agriculture)	2,544	296,147
Callaway Golf Co. (Leisure Time)	1,272	22,171
Campbell Soup Co. (Food)	5,088	181,794
Carter’s, Inc.* (Apparel)	1,060	20,511
Centex Corp. (Home Builders)	2,544	64,261
Champion Enterprises, Inc.* (Home Builders)	1,696	15,976
Chiquita Brands International, Inc.* (Food)	848	15,595
Church & Dwight, Inc. (Household Products/Wares)	1,484	80,240
Clorox Co. (Household Products/Wares)	2,968	193,425
Coach, Inc.* (Apparel)	8,056	246,352
Coca-Cola Co. (Beverages)	46,216	2,836,276
Coca-Cola Enterprises, Inc. (Beverages)	6,148	160,032
Colgate-Palmolive Co. (Cosmetics/Personal Care)	11,236	875,959
ConAgra Foods, Inc. (Food)	10,600	252,174
Constellation Brands, Inc.* (Beverages)	4,240	100,234
Cooper Tire & Rubber Co. (Auto Parts & Equipment)	1,272	21,090
Corn Products International, Inc. (Food)	1,696	62,328
Crocs, Inc.* (Apparel)	1,696	62,430
D.R. Horton, Inc. (Home Builders)	5,936	78,177
Dean Foods Co. (Food)	2,756	71,270
Del Monte Foods Co. (Food)	4,240	40,110
Eastman Kodak Co. (Miscellaneous Manufacturing)	6,148	134,457
Electronic Arts, Inc.* (Software)	6,784	396,253
Energizer Holdings, Inc.* (Electrical Components & Equipment)	1,272	142,629
Ethan Allen Interiors, Inc. (Home Furnishings)	636	18,126
Fleetwood Enterprises, Inc.* (Home Builders)	1,484	8,874
Flowers Foods, Inc. (Food)	1,908	44,666
Ford Motor Co.* (Auto Manufacturers)	43,672	293,913
Fossil, Inc.* (Household Products/Wares)	1,060	44,499
Furniture Brands International, Inc. (Home Furnishings)	1,060	10,664
Garmin, Ltd.ADR (Electronics)	2,756	267,332
General Mills, Inc. (Food)	7,208	410,856
General Motors Corp. (Auto Manufacturers)	10,600	263,834
Gentex Corp. (Electronics)	3,180	56,509
Genuine Parts Co. (Distribution/Wholesale)	3,604	166,865
Hanesbrands, Inc.* (Apparel)	2,120	57,600
Hansen Natural Corp.* (Beverages)	1,696	75,116
Harley-Davidson, Inc. (Leisure Time)	5,300	247,563
Harman International Industries, Inc. (Home Furnishings)	1,272	93,759
Hasbro, Inc. (Toys/Games/Hobbies)	2,968	75,921
Heinz (H.J.) Co. (Food)	6,572	306,781
Herbalife, Ltd.ADR (Pharmaceuticals)	1,060	42,697
Herman Miller, Inc. (Office Furnishings)	1,272	41,200
HNI Corp. (Office Furnishings)	848	29,731
Hormel Foods Corp. (Food)	1,696	68,654
Hovnanian Enterprises, Inc.—Class A* (Home Builders)	1,060	7,600
Interface, Inc.—Class A (Office Furnishings)	1,272	20,759
JAKKS Pacific, Inc.* (Toys/Games/Hobbies)	636	15,016
Jarden Corp.* (Household Products/Wares)	1,484	35,037
JM Smucker Co. (Food)	1,272	65,432
Johnson Controls, Inc. (Auto Parts & Equipment)	12,720	458,429
Jones Apparel Group, Inc. (Apparel)	1,908	30,509
KB Home (Home Builders)	1,696	36,634
Kellogg Co. (Food)	5,512	288,994
Kellwood Co. (Apparel)	424	7,055
Kimberly-Clark Corp. (Household Products/Wares)	9,328	646,803
Kraft Foods, Inc. (Food)	33,496	1,092,974
La-Z-Boy, Inc. (Home Furnishings)	1,060	8,406
Lancaster Colony Corp. (Miscellaneous Manufacturing)	424	16,833
Lear Corp.* (Auto Parts & Equipment)	1,484	41,047
Leggett & Platt, Inc. (Miscellaneous Manufacturing)	3,604	62,854
Lennar Corp.—Class A (Home Builders)	2,756	49,305

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Consumer Goods	December 31, 2007

Common Stocks, continued
	Shares	Value

Liz Claiborne, Inc. (Apparel)	2,120	$43,142
Loews Corp.—Carolina Group (Agriculture)	2,332	198,920
M.D.C. Holdings, Inc. (Home Builders)	848	31,486
Martek Biosciences Corp.* (Biotechnology)	636	18,813
Marvel Entertainment, Inc.* (Toys/Games/Hobbies)	1,060	28,313
Mattel, Inc. (Toys/Games/Hobbies)	8,056	153,386
McCormick & Co., Inc. (Food)	2,332	88,406
Meritage Homes Corp.* (Home Builders)	424	6,178
Modine Manufacturing Co. (Auto Parts & Equipment)	636	10,500
Mohawk Industries, Inc.* (Textiles)	1,272	94,637
Molson Coors Brewing Co.—Class B (Beverages)	3,392	175,095
Monaco Coach Corp. (Home Builders)	636	5,648
NBTY, Inc.* (Pharmaceuticals)	1,272	34,853
Newell Rubbermaid, Inc. (Housewares)	6,148	159,110
NIKE, Inc.—Class B (Apparel)	7,844	503,899
Nu Skin Enterprises, Inc. (Retail)	1,060	17,416
Nutri/System, Inc.* (Commercial Services)	636	17,159
NVR, Inc.* (Home Builders)	212	111,088
PepsiAmericas, Inc. (Beverages)	1,484	49,447
PepsiCo, Inc. (Beverages)	34,980	2,654,982
Phillips-Van Heusen Corp. (Apparel)	1,272	46,886
Pilgrim’s Pride Corp. (Food)	848	24,550
Polaris Industries, Inc. (Leisure Time)	848	40,509
Pool Corp. (Distribution/Wholesale)	1,060	21,020
Procter & Gamble Co. (Cosmetics/Personal Care)	67,628	4,965,248
Pulte Homes, Inc. (Home Builders)	4,664	49,159
Quiksilver, Inc.* (Apparel)	2,756	23,646
Ralcorp Holdings, Inc.* (Food)	636	38,662
Reynolds American, Inc. (Agriculture)	3,604	237,720
Sara Lee Corp. (Food)	15,688	251,949
Select Comfort Corp.* (Retail)	1,060	7,431
Smithfield Foods, Inc.* (Food)	2,756	79,704
Snap-on, Inc. (Hand/Machine Tools)	1,272	61,361
Standard Pacific Corp. (Home Builders)	1,484	4,971
Steelcase, Inc.—Class A (Office Furnishings)	1,272	20,187
Superior Industries International, Inc. (Auto Parts & Equipment)	424	7,704
Take-Two Interactive Software, Inc.* (Software)	1,484	27,380
Tempur-Pedic International, Inc. (Home Furnishings)	1,484	38,539
The Estee Lauder Cos., Inc.—Class A (Cosmetics/Personal Care)	2,332	101,699
The Goodyear Tire & Rubber Co.* (Auto Parts & Equipment)	4,664	131,618
The Hain Celestial Group, Inc.* (Food)	848	27,136
The Hershey Co. (Food)	3,392	133,645
The Pepsi Bottling Group, Inc. (Beverages)	2,968	117,117
The Ryland Group, Inc. (Home Builders)	848	23,362
The Scotts Miracle-Gro Co.—Class A (Household Products/Wares)	848	31,732
The Stanley Works (Hand/Machine Tools)	1,696	82,222
The Timberland Co.—Class A* (Apparel)	1,060	19,165
The Warnaco Group, Inc.* (Apparel)	1,060	36,888
Thor Industries, Inc. (Home Builders)	848	32,232
THQ, Inc.* (Software)	1,484	41,834
Toll Brothers, Inc.* (Home Builders)	2,968	59,538
Tootsie Roll Industries, Inc. (Food)	424	11,626
TreeHouse Foods, Inc.* (Food)	636	14,622
TRW Automotive Holdings Corp.* (Auto Parts & Equipment)	1,060	22,154
Tupperware Corp. (Household Products/Wares)	1,272	42,014
Tyson Foods, Inc.—Class A (Food)	6,148	94,249
Under Armour, Inc.—Class A* (Retail)	636	27,774
Universal Corp. (Agriculture)	636	32,576
UST, Inc. (Agriculture)	3,392	185,882
V.F. Corp. (Apparel)	1,908	131,003
Visteon Corp.* (Auto Parts & Equipment)	2,756	12,099
WABCO Holdings, Inc. (Auto Parts & Equipment)	1,272	63,714
WD-40 Co. (Household Products/Wares)	424	16,099
Weight Watchers International, Inc. (Commercial Services)	848	38,313
Whirlpool Corp. (Home Furnishings)	1,696	138,444
Winnebago Industries, Inc. (Home Builders)	636	13,369
Wolverine World Wide, Inc. (Apparel)	1,060	25,991
Wrigley (WM.) Jr. Co. (Food)	4,664	273,077

TOTAL COMMON STOCKS
(Cost $27,649,757)		30,153,012

TOTAL INVESTMENT SECURITIES
(Cost $27,649,757)—100.1%		30,153,012
Net other assets (liabilities)—(0.1)%		(19,611)

NET ASSETS—100.0%		$30,133,401

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Consumer Goods invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Agriculture	16.6%
Apparel	4.2%
Auto Manufacturers	1.9%
Auto Parts & Equipment	3.0%
Beverages	23.7%
Biotechnology	0.1%
Commercial Services	0.2%
Cosmetics/Personal Care	21.1%
Distribution/Wholesale	0.7%
Electrical Components & Equipment	0.5%
Electronics	1.1%
Food	13.0%
Hand/Machine Tools	0.8%
Home Builders	2.0%
Home Furnishings	1.0%
Household Products/Wares	3.6%
Housewares	0.5%
Leisure Time	1.1%
Machinery-Diversified	0.1%
Miscellaneous Manufacturing	0.7%
Office Furnishings	0.4%
Pharmaceuticals	0.2%
Retail	0.2%
Software	2.1%
Textiles	0.3%
Toys/Games/Hobbies	1.0%
Other**	(0.1)%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Consumer Goods

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $27,649,757)	$30,153,012
Dividends and interest receivable	76,076
Prepaid expenses	53

Total Assets	30,229,141

Liabilities:
Cash overdraft	38,082
Payable for capital shares redeemed	17,871
Advisory fees payable	12,621
Management services fees payable	1,683
Administration fees payable	744
Administrative services fees payable	8,318
Distribution fees payable	5,942
Trustee fees payable	5
Transfer agency fees payable	1,124
Fund accounting fees payable	1,148
Compliance services fees payable	449
Other accrued expenses	7,753

Total Liabilities	95,740

Net Assets	$30,133,401

Net Assets consist of:
Capital	$28,866,752
Accumulated net investment income (loss)	114,705
Accumulated net realized gains (losses) on investments	(1,351,311)
Net unrealized appreciation (depreciation) on investments	2,503,255

Net Assets	$30,133,401

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	848,818

Net Asset Value (offering and redemption price per share)	$35.50

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$370,752
Interest	1,138

Total Investment Income	371,890

Expenses:
Advisory fees	118,337
Management services fees	23,667
Administration fees	4,936
Transfer agency fees	5,315
Administrative services fees	55,228
Distribution fees	39,446
Custody fees	18,408
Fund accounting fees	8,149
Trustee fees	229
Compliance services fees	474
Other fees	12,780

Total Gross Expenses before reductions	286,969
Less Expenses reduced by the Advisor	(29,784)

Total Net Expenses	257,185

Net Investment Income (Loss)	114,705

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	1,307,179
Change in net unrealized appreciation/depreciation on investments	(614,573)

Net Realized and Unrealized Gains (Losses) on Investments	692,606

Change in Net Assets Resulting from Operations	$807,311

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Consumer Goods

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$114,705	$126,919
Net realized gains (losses) on investments	1,307,179	(306,046)
Change in net unrealized appreciation/depreciation on investments	(614,573)	1,976,861

Change in net assets resulting from operations	807,311	1,797,734

Distributions to Shareholders From:
Net investment income	(126,919)	(13,509)

Change in net assets resulting from distributions	(126,919)	(13,509)

Capital Transactions:
Proceeds from shares issued	80,922,180	61,301,611
Dividends reinvested	126,919	13,509
Value of shares redeemed	(70,168,664)	(51,439,566)

Change in net assets resulting from capital transactions	10,880,435	9,875,554

Change in net assets	11,560,827	11,659,779
Net Assets:
Beginning of period	18,572,574	6,912,795

End of period	$30,133,401	$18,572,574

Accumulated net investment income (loss)	$114,705	$126,919

Share Transactions:
Issued	2,316,070	1,974,099
Reinvested	3,693	426
Redeemed	(2,025,749)	(1,652,079)

Change in shares	294,014	322,446

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Consumer Goods

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$33.48	$29.75	$30.00	$29.53	$25.11

Investment Activities:
Net investment income (loss)(a)	0.25	0.31	0.04	0.07	0.04
Net realized and unrealized gains (losses) on investments	2.28	3.44	(0.15)	2.54	4.59

Total income (loss) from investment activities	2.53	3.75	(0.11)	2.61	4.63

Distributions to Shareholders From:
Net investment income	(0.51)	(0.02)	(0.14)	(0.03)	(0.21)
Net realized gains on investments	—	—	—	(2.11)	—

Total distributions	(0.51)	(0.02)	(0.14)	(2.14)	(0.21)

Net Asset Value, End of Period	$35.50	$33.48	$29.75	$30.00	$29.53

Total Return	7.60%	12.62%	(0.37)%	9.26%	18.46%

Ratios to Average Net Assets:
Gross expenses	1.82%	1.87%	2.08%	1.99%	2.33%
Net expenses	1.63%	1.69%	1.98%	1.98%	1.98%
Net investment income (loss)	0.73%	0.99%	0.13%	0.24%	0.13%

Supplemental Data:
Net assets, end of period (000’s)	$30,133	$18,573	$6,913	$9,970	$2,406
Portfolio turnover rate(b)	437%	377%	870%	1,547%	1,472%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Consumer Services

The ProFund VP Consumer Services seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index. For the year ended December 31, 2007, the Fund had a total return of –8.24%, compared to a return of –7.18%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Consumer Services Index measures the performance of consumer spending in the services industry of the U.S. equity market. Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. Prior to December 18, 2004, the index underlying the Fund’s benchmark was called the Dow Jones U.S. Consumer Cyclical Sector Index and also included airlines, auto manufacturers, auto parts, tires, consumer electronics, recreational products and services, restaurants, lodging, toys, home construction, home furnishings and appliances, footwear, clothing, and fabrics.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were McDonald’s (+36.38%), CVS Caremark (+29.42%), and eBay (+10.38%), while the bottom three performers in this group were Home Depot (–31.14%), Time Warner (–23.27%), and Walgreen (–16.35%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Services from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Consumer Services	5/1/02	– 8.24%	5.98%	– 0.37%	2.16%	1.63%

Dow Jones U.S. Consumer Services Index	5/1/02	– 7.18%	8.98%	2.62%	N/A	N/A

S&P 500 Index	5/1/02	5.49%	12.82%	7.39%	N/A	N/A

Past performance does not guarantee results future. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Consumer Services

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Consumer Services seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	98%

Total Exposure	98%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Wal-Mart Stores, Inc.	7.3%
McDonald’s Corp.	4.4%
Time Warner, Inc.	3.7%
CVS Corp.	3.6%
Walt Disney Co.	3.5%

Dow Jones U.S. Consumer Services
Index - Composition
% of Index

General Retailers	39%
Media	28%
Travel and Leisure	19%
Food and Drug Retailers	14%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Consumer Services	December 31, 2007

Common Stocks (98.2%)
	Shares	Value

Abercrombie & Fitch Co.—Class A (Retail)	120	$9,596
Advance Auto Parts, Inc. (Retail)	144	5,471
Aeropostale, Inc.* (Retail)	120	3,180
Alaska Air Group, Inc.* (Airlines)	72	1,801
Amazon.com, Inc.* (Internet)	456	42,244
American Eagle Outfitters, Inc. (Retail)	288	5,982
American Greetings Corp.—Class A (Household Products/Wares)	72	1,462
AmerisourceBergen Corp. (Pharmaceuticals)	264	11,846
AMR Corp.* (Airlines)	336	4,714
AnnTaylor Stores Corp.* (Retail)	96	2,454
Apollo Group, Inc.—Class A* (Commercial Services)	216	15,152
Arbitron, Inc. (Commercial Services)	48	1,995
AutoNation, Inc.* (Retail)	216	3,383
AutoZone, Inc.* (Retail)	72	8,633
Avid Technology, Inc.* (Software)	72	2,040
Avis Budget Group, Inc.* (Commercial Services)	144	1,872
Bally Technologies, Inc.* (Entertainment)	72	3,580
Barnes & Noble, Inc. (Retail)	72	2,480
Bed Bath & Beyond, Inc.* (Retail)	408	11,991
Belo Corp.—Class A (Media)	144	2,511
Best Buy Co., Inc. (Retail)	504	26,536
Big Lots, Inc.* (Retail)	144	2,303
BJ’s Wholesale Club, Inc.* (Retail)	96	3,248
Bob Evans Farms, Inc. (Retail)	48	1,293
Boyd Gaming Corp. (Lodging)	96	3,271
Brinker International, Inc. (Retail)	168	3,286
Cablevision Systems Corp.—Class A* (Media)	336	8,232
Cardinal Health, Inc. (Pharmaceuticals)	552	31,878
Career Education Corp.* (Commercial Services)	144	3,620
Carmax, Inc.* (Retail)	336	6,636
Carnival Corp.—Class AADR (Leisure Time)	648	28,829
Casey’s General Stores, Inc. (Retail)	72	2,132
CBS Corp.—Class B (Media)	888	24,198
Cheesecake Factory, Inc.* (Retail)	96	2,276
Chemed Corp. (Commercial Services)	48	2,682
Chico’s FAS, Inc.* (Retail)	264	2,384
Chipotle Mexican Grill, Inc.—Class B* (Retail)	24	2,953
Choice Hotels International, Inc. (Lodging)	48	1,594
Circuit City Stores, Inc. (Retail)	264	1,109
Clear Channel Communications, Inc. (Media)	672	23,197
CNET Networks, Inc.* (Internet)	216	1,974
Collective Brands, Inc.* (Retail)	96	1,669
Comcast Corp.—Special Class A* (Media)	4,368	79,760
Continental Airlines, Inc.—Class B* (Airlines)	144	3,204
Copart, Inc.* (Retail)	96	4,085
Corinthian Colleges, Inc.* (Commercial Services)	120	1,848
Costco Wholesale Corp. (Retail)	672	46,879
CTC Media, Inc.* (Media)	48	1,450
CVS Corp. (Retail)	2,232	88,722
Darden Restaurants, Inc. (Retail)	192	5,320
Delta Air Lines, Inc.* (Airlines)	408	6,075
DeVry, Inc. (Commercial Services)	96	4,988
Dick’s Sporting Goods, Inc.* (Retail)	120	3,331
Dillards, Inc.—Class A (Retail)	96	1,803
DIRECTV Group, Inc.* (Media)	1,056	24,415
Discovery Holding Co.—Class A* (Media)	408	10,257
Dollar Tree Stores, Inc.* (Retail)	144	3,732
DreamWorks Animation SKG, Inc.—Class A* (Entertainment)	96	2,452
Dun & Bradstreet Corp. (Software)	96	8,508
eBay, Inc.* (Internet)	1,776	58,945
EchoStar Communications Corp.—Class A* (Media)	312	11,769
Expedia, Inc.* (Internet)	312	9,865
FactSet Research Systems, Inc. (Computers)	72	4,010
Family Dollar Stores, Inc. (Retail)	192	3,692
Foot Locker, Inc. (Retail)	240	3,278
GameStop Corp.—Class A* (Retail)	216	13,416
Gannett Co., Inc. (Media)	360	14,040
Gaylord Entertainment Co.* (Lodging)	72	2,914
Gemstar-TV Guide International, Inc.* (Media)	384	1,828
Getty Images, Inc.* (Advertising)	72	2,088
GUESS?, Inc. (Apparel)	72	2,728
H & R Block, Inc. (Commercial Services)	480	8,914
Harrah’s Entertainment, Inc. (Lodging)	288	25,560
Hertz Global Holdings, Inc.* (Commercial Services)	192	3,051
Home Depot, Inc. (Retail)	2,544	68,535
IAC/InterActiveCorp* (Internet)	288	7,753
Idearc, Inc. (Media)	216	3,793
IHS, Inc.—Class A* (Computers)	48	2,907
International Game Technology (Entertainment)	480	21,086
International Speedway Corp. (Entertainment)	48	1,977

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Consumer Services	December 31, 2007

Common Stocks, continued
	Shares	Value

Interpublic Group of Cos., Inc.* (Advertising)	696	$5,645
ITT Educational Services, Inc.* (Commercial Services)	48	4,093
J. Crew Group, Inc.* (Retail)	72	3,471
J.C. Penney Co., Inc. (Retail)	288	12,669
Jack in the Box, Inc.* (Retail)	96	2,474
JetBlue Airways Corp.* (Airlines)	240	1,416
John Wiley & Sons, Inc. (Media)	72	3,084
Kohls Corp.* (Retail)	432	19,786
Kroger Co. (Food)	960	25,642
Lamar Advertising Co. (Advertising)	96	4,615
Las Vegas Sands Corp.* (Lodging)	168	17,312
Liberty Global, Inc.—Class A* (Media)	264	10,346
Liberty Global, Inc.—Series C* (Media)	264	9,660
Liberty Media Holding Corp.—Capital Series A* (Media)	192	22,366
Liberty Media Holding Corp.—Interactive Series A* (Internet)	864	16,485
Life Time Fitness, Inc.* (Leisure Time)	48	2,385
Limited, Inc. (Retail)	456	8,632
Live Nation, Inc.* (Commercial Services)	120	1,742
Longs Drug Stores Corp. (Retail)	48	2,256
Lowe’s Cos., Inc. (Retail)	2,232	50,488
Macy’s, Inc. (Retail)	648	16,764
Marriott International, Inc.—Class A (Lodging)	480	16,406
Matthews International Corp.—Class A (Miscellaneous Manufacturing)	48	2,250
McDonald’s Corp. (Retail)	1,824	107,452
McGraw-Hill Cos., Inc. (Media)	504	22,080
McKesson Corp. (Commercial Services)	432	28,300
Meredith Corp. (Media)	48	2,639
MGM Grand, Inc.* (Commercial Services)	192	16,132
NAVTEQ* (Software)	144	10,886
Netflix, Inc.* (Internet)	72	1,917
News Corp.—Class A (Media)	3,408	69,830
Nordstrom, Inc. (Retail)	312	11,460
Northwest Airlines Corp.* (Airlines)	360	5,224
O’Reilly Automotive, Inc.* (Retail)	168	5,448
Office Depot, Inc.* (Retail)	408	5,675
OfficeMax, Inc. (Retail)	120	2,479
Omnicare, Inc. (Pharmaceuticals)	192	4,379
Omnicom Group, Inc. (Advertising)	504	23,955
Orient-Express Hotels, Ltd.—Class AADR (Lodging)	72	4,141
Pacific Sunwear of California, Inc.* (Retail)	96	1,355
Panera Bread Co.—Class A* (Retail)	48	1,719
Penn National Gaming* (Entertainment)	120	7,146
Performance Food Group Co.* (Food)	48	1,290
Petsmart, Inc. (Retail)	216	5,082
Pinnacle Entertainment, Inc.* (Entertainment)	96	2,262
Polo Ralph Lauren Corp. (Apparel)	96	5,932
Priceline.com, Inc.* (Internet)	48	5,513
R.H. Donnelley Corp.* (Advertising)	96	3,502
RadioShack Corp. (Retail)	192	3,237
Regal Entertainment Group—Class A (Entertainment)	120	2,168
Regis Corp. (Retail)	72	2,013
Rent-A-Center, Inc.* (Commercial Services)	96	1,394
Rite Aid Corp.* (Retail)	816	2,277
Ross Stores, Inc. (Retail)	216	5,523
Royal Caribbean Cruises, Ltd.ADR (Leisure Time)	216	9,167
Safeway, Inc. (Food)	672	22,989
Saks, Inc.* (Retail)	192	3,986
Sally Beauty Holdings, Inc.* (Retail)	120	1,086
Scholastic Corp.* (Media)	48	1,675
Scientific Games Corp.—Class A* (Entertainment)	96	3,192
Sears Holdings Corp.* (Retail)	120	12,246
Sequa Corp.—Class A (Commercial Services)	432	6,070
Sirius Satellite Radio, Inc.* (Media)	1,992	6,036
SkyWest, Inc. (Airlines)	96	2,578
Sonic Corp.* (Retail)	96	2,102
Sotheby’s (Commercial Services)	96	3,658
Southwest Airlines Co. (Airlines)	1,104	13,469
Staples, Inc. (Retail)	1,056	24,362
Starbucks Corp.* (Retail)	1,104	22,599
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	312	13,737
Strayer Education, Inc. (Commercial Services)	24	4,094
SuperValu, Inc. (Food)	312	11,706
Sysco Corp. (Food)	912	28,463
Target Corp. (Retail)	1,128	56,400
The E.W. Scripps Co.—Class A (Media)	120	5,401
The Gap, Inc. (Retail)	888	18,897
The Gymboree Corp.* (Apparel)	48	1,462
The Men’s Wearhouse, Inc. (Retail)	72	1,943
The New York Times Co.—Class A (Media)	216	3,786
Tiffany & Co. (Retail)	216	9,942
Time Warner Cable, Inc.—Class A* (Media)	240	6,624
Time Warner, Inc. (Media)	5,448	89,946
TJX Cos., Inc. (Retail)	672	19,307
Tractor Supply Co.* (Retail)	48	1,725
UAL Corp.* (Airlines)	168	5,991
United Natural Foods, Inc.* (Food)	48	1,523
Urban Outfitters, Inc.* (Retail)	168	4,580
US Airways Group, Inc.* (Airlines)	120	1,765
Vail Resorts, Inc.* (Entertainment)	48	2,583
ValueClick, Inc.* (Internet)	144	3,154
VCA Antech, Inc.* (Pharmaceuticals)	120	5,308
Viacom, Inc.—Class B* (Media)	840	36,893
Wal-Mart Stores, Inc. (Retail)	3,792	180,234
Walgreen Co. (Retail)	1,488	56,663
Walt Disney Co. (Media)	2,688	86,769
Washington Post Co.—Class B (Media)	24	18,994
Wendy’s International, Inc. (Retail)	120	3,101
Whole Foods Market, Inc. (Food)	216	8,813
Williams Sonoma, Inc. (Retail)	144	3,730
WMS Industries, Inc.* (Leisure Time)	72	2,638
Wyndham Worldwide Corp. (Lodging)	264	6,220
Wynn Resorts, Ltd. (Lodging)	96	10,764
XM Satellite Radio Holdings, Inc.—Class A* (Media)	456	5,581
YUM! Brands, Inc. (Retail)	768	29,391
Zale Corp.* (Retail)	72	1,156

TOTAL COMMON STOCKS
(Cost $1,613,228)		2,413,561

TOTAL INVESTMENT SECURITIES
(Cost $1,613,228)—98.2%		2,413,561
Net other assets (liabilities)—1.8%		43,947

NET ASSETS—100.0%		$2,457,508

*	Non-income producing security
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Consumer Services	December 31, 2007

ProFund VP Consumer Services invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	1.6%
Airlines	1.8%
Apparel	0.4%
Commercial Services	4.5%
Computers	0.3%
Entertainment	1.9%
Food	4.2%
Household Products/Wares	0.1%
Internet	6.0%
Leisure Time	1.8%
Lodging	4.2%
Media	24.7%
Miscellaneous Manufacturing	0.1%
Pharmaceuticals	2.2%
Retail	43.6%
Software	0.8%
Other**	1.8%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Consumer Services

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $1,613,228)	$2,413,561
Dividends and interest receivable	3,533
Receivable for investments sold	201,078
Receivable from Advisor	351
Prepaid expenses	23

Total Assets	2,618,546

Liabilities:
Cash overdraft	20,070
Payable for capital shares redeemed	134,987
Administration fees payable	70
Administrative services fees payable	787
Distribution fees payable	564
Transfer agency fees payable	171
Fund accounting fees payable	107
Compliance services fees payable	68
Other accrued expenses	4,214

Total Liabilities	161,038

Net Assets	$2,457,508

Net Assets consist of:
Capital	$2,875,062
Accumulated net realized gains (losses) on investments	(1,217,887)
Net unrealized appreciation (depreciation) on investments	800,333

Net Assets	$2,457,508

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	83,647

Net Asset Value (offering and redemption price per share)	$29.38

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$54,000
Interest	556

Total Investment Income	54,556

Expenses:
Advisory fees	44,191
Management services fees	8,838
Administration fees	1,843
Transfer agency fees	1,980
Administrative services fees	20,606
Distribution fees	14,730
Custody fees	22,332
Fund accounting fees	3,974
Trustee fees	115
Compliance services fees	70
Other fees	3,521

Total Gross Expenses before reductions	122,200
Less Expenses reduced by the Advisor	(26,159)

Total Net Expenses	96,041

Net Investment Income (Loss)	(41,485)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	477,902
Change in net unrealized appreciation/depreciation on investments	(815,583)

Net Realized and Unrealized Gains (Losses) on Investments	(337,681)

Change in Net Assets Resulting from Operations	$(379,166)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Consumer Services

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(41,485)	$(32,436)
Net realized gains (losses) on investments	477,902	46,886
Change in net unrealized appreciation/depreciation on investments	(815,583)	839,813

Change in net assets resulting from operations	(379,166)	854,263

Capital Transactions:
Proceeds from shares issued	35,062,017	35,367,669
Value of shares redeemed	(38,724,343)	(33,243,899)

Change in net assets resulting from capital transactions	(3,662,326)	2,123,770

Change in net assets	(4,041,492)	2,978,033
Net Assets:
Beginning of period	6,499,000	3,520,967

End of period	$2,457,508	$6,499,000

Share Transactions:
Issued	1,074,392	1,186,321
Redeemed	(1,193,742)	(1,106,480)

Change in shares	(119,350)	79,841

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Consumer Services

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$32.02	$28.59	$29.99	$27.87	$21.98

Investment Activities:
Net investment income (loss)(a)	(0.23)	(0.17)	(0.35)	(0.29)	(0.30)
Net realized and unrealized gains (losses) on investments	(2.41)	3.60	(1.05)	2.41	6.19

Total income (loss) from investment activities	(2.64)	3.43	(1.40)	2.12	5.89

Net Asset Value, End of Period	$29.38	$32.02	$28.59	$29.99	$27.87

Total Return	(8.24)%	12.00%	(4.67)%	7.61%	26.80%

Ratios to Average Net Assets:
Gross expenses	2.07%	2.19%	2.48%	2.20%	2.33%
Net expenses	1.63%	1.70%	1.98%	1.98%	1.96%
Net investment income (loss)	(0.70)%	(0.57)%	(1.22)%	(1.03)%	(1.19)%

Supplemental Data:
Net assets, end of period (000’s)	$2,458	$6,499	$3,521	$11,878	$3,777
Portfolio turnover rate(b)	618%	579%	1,219%	1,256%	2,100%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Financials

The ProFund VP Financials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index. For the year ended December 31, 2007, the Fund had a total return of –19.11%, compared to a return of –17.66%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Financials Index measures the performance of the financial services industry of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Bank of New York Mellon Corp (+19.35%), Goldman Sachs (+8.59%), and JPMorgan Chase (–6.90%), while the bottom three performers in this group were Citigroup (–44.71%), Wachovia (–29.91%), and Bank of America (–18.86%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Financials from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Financials	1/22/01	–19.11%	7.03%	1.60%	1.72%	1.63%

Dow Jones U.S. Financials Index	1/22/01	–17.66%	9.43%	4.19%	N/A	N/A

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance shares above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Financials

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Financials seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Financials Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Bank of America Corp.	7.3%
J.P. Morgan Chase & Co.	5.8%
Citigroup, Inc.	5.6%
American International Group, Inc.	5.1%
Wells Fargo & Co.	3.8%

Dow Jones U.S. Financials Index - Composition
% of Index

Banks	38%
General Financial	27%
Non-Life Insurance	17%
Real Estate	11%
Life Insurance	7%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Financials	December 31, 2007

Common Stocks (100.1%)
	Shares	Value

ACE, Ltd.ADR (Insurance)	3,080	$190,283
Affiliated Managers Group, Inc.* (Diversified Financial Services)	280	32,889
AFLAC, Inc. (Insurance)	4,760	298,119
Alabama National BanCorp (Banks)	280	21,787
Alexandria Real Estate Equities, Inc. (REIT)	280	28,468
Allied World Assurance Holdings, Ltd.ADR (Insurance)	280	14,048
Allstate Corp. (Insurance)	5,600	292,488
AMB Property Corp. (REIT)	840	48,350
Ambac Financial Group, Inc. (Insurance)	1,120	28,862
American Express Co. (Diversified Financial Services)	10,080	524,362
American Financial Group, Inc. (Insurance)	560	16,173
American International Group, Inc. (Insurance)	21,840	1,273,272
American National Insurance Co. (Insurance)	280	33,947
AmeriCredit Corp.* (Diversified Financial Services)	1,120	14,325
Ameriprise Financial, Inc. (Diversified Financial Services)	2,240	123,446
Annaly Mortgage Management, Inc. (REIT)	3,920	71,266
AON Corp. (Insurance)	2,520	120,179
Apartment Investment and Management Co.—Class A (REIT)	840	29,173
Arch Capital Group, Ltd.ADR* (Insurance)	560	39,396
Arthur J. Gallagher & Co. (Insurance)	840	20,320
Aspen Insurance Holdings, Ltd.ADR (Insurance)	840	24,226
Associated Banc-Corp (Banks)	1,120	30,341
Assurant, Inc. (Insurance)	840	56,196
Assured Guaranty, Ltd.ADR (Insurance)	560	14,862
Astoria Financial Corp. (Savings & Loans)	840	19,547
Avalonbay Communities, Inc. (REIT)	840	79,078
Axis Capital Holdings, Ltd.ADR (Insurance)	1,400	54,558
BancorpSouth, Inc. (Banks)	840	19,832
Bank of America Corp. (Banks)	43,960	1,813,790
Bank of Hawaii Corp. (Banks)	560	28,638
Bank of New York Mellon Corp. (Banks)	11,200	546,112
BB&T Corp. (Banks)	5,320	163,164
Bear Stearns Cos., Inc. (Diversified Financial Services)	1,120	98,840
BioMed Realty Trust, Inc. (REIT)	560	12,975
BlackRock, Inc.—Class A (Diversified Financial Services)	280	60,704
BOK Financial Corp. (Banks)	280	14,476
Boston Properties, Inc. (REIT)	1,120	102,827
Brandywine Realty Trust (REIT)	840	15,061
BRE Properties, Inc.—Class A (REIT)	560	22,697
Brookfield Properties Corp.ADR (Real Estate)	1,960	37,730
Brown & Brown, Inc. (Insurance)	1,120	26,320
Camden Property Trust (REIT)	560	26,964
Capital One Financial Corp. (Diversified Financial Services)	4,200	198,492
CapitalSource, Inc. (Diversified Financial Services)	1,400	24,626
Cathay Bancorp, Inc. (Banks)	560	14,834
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	1,960	42,238
CBL & Associates Properties, Inc. (REIT)	560	13,390
Chubb Corp. (Insurance)	3,640	198,671
Cincinnati Financial Corp. (Insurance)	1,400	55,356
CIT Group, Inc. (Diversified Financial Services)	1,960	47,099
Citigroup, Inc. (Diversified Financial Services)	47,320	1,393,101
Citizens Republic Bancorp, Inc. (Banks)	840	12,188
City National Corp. (Banks)	280	16,674
CME Group, Inc. (Diversified Financial Services)	560	384,160
Comerica, Inc. (Banks)	1,400	60,942
Commerce Bancorp, Inc. (Banks)	1,960	74,754
Commerce Bancshares, Inc. (Banks)	560	25,122
Conseco, Inc.* (Insurance)	1,960	24,618
Corporate Office Properties Trust (REIT)	560	17,640
Countrywide Credit Industries, Inc. (Diversified Financial Services)	5,600	50,064
Cullen/Frost Bankers, Inc. (Banks)	560	28,370
DCT Industrial Trust, Inc. (REIT)	1,680	15,641
Delphi Financial Group, Inc.—Class A (Insurance)	560	19,757
Developers Diversified Realty Corp. (REIT)	1,120	42,885
DiamondRock Hospitality Co. (REIT)	840	12,583
Digital Realty Trust, Inc. (REIT)	560	21,487
Discover Financial Services (Diversified Financial Services)	4,200	63,336
Douglas Emmett, Inc. (REIT)	840	18,992
Duke-Weeks Realty Corp. (REIT)	1,400	36,512
E* TRADE Financial Corp.* (Diversified Financial Services)	4,200	14,910
East West Bancorp, Inc. (Banks)	560	13,569
Eaton Vance Corp. (Diversified Financial Services)	1,120	50,859
Endurance Specialty Holdings, Ltd.ADR (Insurance)	560	23,369
Entertainment Properties Trust (REIT)	280	13,160
Equifax, Inc. (Commercial Services)	1,400	50,904
Equity Residential Properties Trust (REIT)	2,520	91,904
Erie Indemnity Co.—Class A (Insurance)	560	29,058

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Financials	December 31, 2007

Common Stocks, continued
	Shares	Value

Essex Property Trust, Inc. (REIT)	280	$27,297
Everest Re Group, Ltd.ADR (Insurance)	560	56,224
Fannie Mae (Diversified Financial Services)	9,520	380,610
Federal Realty Investment Trust (REIT)	560	46,004
Federated Investors, Inc.—Class B (Diversified Financial Services)	840	34,574
Fidelity National Title Group, Inc.—Class A (Insurance)	2,240	32,726
Fifth Third Bancorp (Banks)	4,760	119,619
First American Financial Corp. (Insurance)	840	28,661
First Community Bancorp (Banks)	280	11,547
First Horizon National Corp. (Banks)	1,120	20,328
First Industrial Realty Trust, Inc. (REIT)	560	19,376
First Midwest Bancorp, Inc. (Banks)	560	17,136
First Niagara Financial Group, Inc. (Savings & Loans)	1,120	13,485
FirstMerit Corp. (Banks)	840	16,808
Forest City Enterprises, Inc.—Class A (Real Estate)	560	24,886
Franklin Resources, Inc. (Diversified Financial Services)	1,680	192,243
Freddie Mac (Diversified Financial Services)	6,440	219,411
Fulton Financial Corp. (Banks)	1,680	18,850
General Growth Properties, Inc. (REIT)	2,240	92,243
Genworth Financial, Inc.—Class A (Diversified Financial Services)	4,200	106,890
Hanover Insurance Group, Inc. (Insurance)	560	25,648
Hartford Financial Services Group, Inc. (Insurance)	3,080	268,545
HCC Insurance Holdings, Inc. (Insurance)	1,120	32,122
HCP, Inc. (REIT)	2,240	77,907
Health Care REIT, Inc. (REIT)	840	37,540
Healthcare Realty Trust, Inc. (REIT)	560	14,218
Highwoods Properties, Inc. (REIT)	560	16,453
Hilb, Rogal, and Hobbs Co. (Insurance)	280	11,360
Home Properties, Inc. (REIT)	280	12,558
Hospitality Properties Trust (REIT)	840	27,065
Host Marriott Corp. (REIT)	5,040	85,882
HRPT Properties Trust (REIT)	2,240	17,315
Hudson City Bancorp, Inc. (Savings & Loans)	4,760	71,495
Huntington Bancshares, Inc. (Banks)	3,640	53,726
IntercontinentalExchange, Inc.* (Diversified Financial Services)	560	107,800
International Bancshares Corp. (Banks)	560	11,726
Investment Technology Group, Inc.* (Diversified Financial Services)	560	26,650
IPC Holdings, Ltd.ADR (Insurance)	560	16,167
iStar Financial, Inc. (REIT)	1,120	29,176
J.P. Morgan Chase & Co. (Diversified Financial Services)	33,040	1,442,196
Janus Capital Group, Inc. (Diversified Financial Services)	1,680	55,188
Jefferies Group, Inc. (Diversified Financial Services)	1,120	25,816
Jones Lang LaSalle, Inc. (Real Estate)	280	19,925
KeyCorp (Banks)	3,640	85,358
Kilroy Realty Corp. (REIT)	280	15,389
Kimco Realty Corp. (REIT)	2,240	81,536
Knight Capital Group, Inc.—Class A* (Diversified Financial Services)	840	12,096
LaSalle Hotel Properties (REIT)	280	8,932
Lazard, Ltd.—Class AADR (Diversified Financial Services)	560	22,781
Legg Mason, Inc. (Diversified Financial Services)	1,400	102,410
Liberty Property Trust (REIT)	840	24,200
Lincoln National Corp. (Insurance)	2,520	146,714
Loews Corp. (Insurance)	4,480	225,523
M&T Bank Corp. (Banks)	840	68,519
Mack-Cali Realty Corp. (REIT)	560	19,040
Marsh & McLennan Cos., Inc. (Insurance)	5,320	140,820
Marshall & Ilsley Corp. (Banks)	2,520	66,730
MasterCard, Inc.—Class A (Software)	560	120,512
MBIA, Inc. (Insurance)	1,120	20,866
Mercury General Corp. (Insurance)	280	13,947
Merrill Lynch & Co., Inc. (Diversified Financial Services)	7,840	420,851
MetLife, Inc. (Insurance)	4,480	276,058
MF Global, Ltd.ADR* (Diversified Financial Services)	840	26,435
MGIC Investment Corp. (Insurance)	840	18,841
Mid-America Apartment Communities, Inc. (REIT)	280	11,970
Moneygram International, Inc. (Software)	840	12,911
Montpelier Re Holdings, Ltd.ADR (Insurance)	840	14,288
Moody’s Corp. (Commercial Services)	2,240	79,968
Morgan Stanley Dean Witter & Co. (Diversified Financial Services)	9,520	505,607
NASDAQ Stock Market, Inc.* (Diversified Financial Services)	1,120	55,429
National City Corp. (Banks)	5,600	92,176
National Financial Partners (Diversified Financial Services)	280	12,771
National Retail Properties, Inc. (REIT)	560	13,093
Nationwide Financial Services (Insurance)	560	25,206
Nationwide Health Properties, Inc. (REIT)	840	26,376
New York Community Bancorp (Savings & Loans)	3,080	54,146
NewAlliance Bancshares, Inc. (Savings & Loans)	1,120	12,902
Northern Trust Corp. (Banks)	1,960	150,097
Nymex Holdings, Inc. (Diversified Financial Services)	560	74,822
NYSE Euronext (Diversified Financial Services)	1,960	172,029
Old Republic International Corp. (Insurance)	2,240	34,518
PartnerRe, Ltd.ADR (Insurance)	560	46,217
Pennsylvania REIT (REIT)	280	8,310
People’s United Financial, Inc. (Banks)	1,120	19,936
Philadelphia Consolidated Holding Corp.* (Insurance)	560	22,036
Platinum Underwriters Holdings, Ltd.ADR (Insurance)	560	19,914
Plum Creek Timber Co., Inc. (Forest Products & Paper)	1,680	77,347
PMI Group, Inc. (Insurance)	840	11,155
PNC Financial Services Group (Banks)	3,360	220,584
Popular, Inc. (Banks)	2,520	26,712
Post Properties, Inc. (REIT)	560	19,667
Potlatch Corp. (Forest Products & Paper)	280	12,443
Principal Financial Group, Inc. (Insurance)	2,520	173,477
ProAssurance Corp.* (Insurance)	280	15,378
Progressive Corp. (Insurance)	6,440	123,390
ProLogis (REIT)	2,520	159,718
Prosperity Bancshares, Inc. (Banks)	560	16,458
Protective Life Corp. (Insurance)	560	22,971
Prudential Financial, Inc. (Insurance)	4,480	416,819
Public Storage, Inc. (REIT)	1,120	82,219
Raymond James Financial Corp. (Diversified Financial Services)	840	27,434
Rayonier, Inc. (Forest Products & Paper)	840	39,682
Realty Income Corp. (REIT)	1,120	30,262
Regency Centers Corp. (REIT)	560	36,114
Regions Financial Corp. (Banks)	6,720	158,928
Reinsurance Group of America, Inc. (Insurance)	280	14,694
RenaissanceRe HoldingsADR (Insurance)	560	33,734
RLI Corp. (Insurance)	280	15,901
SAFECO Corp. (Insurance)	840	46,771
SEI Investments Co. (Software)	1,400	45,038
Selective Insurance Group, Inc. (Insurance)	560	12,874
Senior Housing Properties Trust (REIT)	840	19,051

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Financials	December 31, 2007

Common Stocks, continued
	Shares	Value

Simon Property Group, Inc. (REIT)	2,240	$194,567
SL Green Realty Corp. (REIT)	560	52,338
SLM Corp. (Diversified Financial Services)	3,920	78,949
South Financial Group, Inc. (Banks)	840	13,129
Sovereign Bancorp, Inc. (Savings & Loans)	3,360	38,304
St. Joe Co. (Real Estate)	840	29,828
StanCorp Financial Group, Inc. (Insurance)	560	28,213
State Street Corp. (Banks)	3,640	295,568
Strategic Hotels & Resorts, Inc. (REIT)	840	14,053
Sunstone Hotel Investors, Inc. (REIT)	560	10,242
SunTrust Banks, Inc. (Banks)	3,360	209,967
Susquehanna Bancshares, Inc. (Banks)	840	15,490
SVB Financial Group* (Banks)	280	14,112
Synovus Financial Corp. (Banks)	2,800	67,424
T. Rowe Price Group, Inc. (Diversified Financial Services)	2,520	153,418
Taubman Centers, Inc. (REIT)	560	27,546
TCF Financial Corp. (Banks)	1,120	20,082
TD Ameritrade Holding Corp.* (Diversified Financial Services)	2,240	44,934
The Charles Schwab Corp. (Diversified Financial Services)	9,240	236,082
The Colonial BancGroup, Inc. (Banks)	1,400	18,956
The Commerce Group, Inc. (Insurance)	560	20,149
The Goldman Sachs Group, Inc. (Diversified Financial Services)	3,640	782,782
The Macerich Co. (REIT)	840	59,690
The Phoenix Cos., Inc. (Insurance)	1,120	13,294
The Travelers Companies, Inc. (Insurance)	6,440	346,472
Thornburg Mortgage Asset Corp. (REIT)	1,400	12,936
Torchmark Corp. (Insurance)	840	50,845
Transatlantic Holdings, Inc. (Insurance)	280	20,348
Trustmark Corp. (Banks)	560	14,202
U.S. Bancorp (Banks)	16,800	533,232
UCBH Holdings, Inc. (Banks)	1,120	15,859
UDR, Inc. (REIT)	1,400	27,790
UnionBanCal Corp. (Banks)	560	27,390
United Bankshares, Inc. (Banks)	560	15,691
Unitrin, Inc. (Insurance)	560	26,874
UnumProvident Corp. (Insurance)	3,640	86,596
Valley National Bancorp (Banks)	1,120	21,347
Ventas, Inc. (REIT)	1,400	63,350
Vornado Realty Trust (REIT)	1,400	123,130
W.R. Berkley Corp. (Insurance)	1,680	50,081
Wachovia Corp. (Banks)	19,320	734,740
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	840	30,316
Washington Federal, Inc. (Savings & Loans)	840	17,732
Washington Mutual, Inc. (Savings & Loans)	8,400	114,324
Washington REIT (REIT)	560	17,590
Webster Financial Corp. (Banks)	560	17,903
Weingarten Realty Investors (REIT)	840	26,410
Wells Fargo & Co. (Banks)	31,360	946,759
Westamerica Bancorp (Banks)	280	12,474
Whitney Holding Corp. (Banks)	560	14,644
Willis Group Holdings, Ltd.ADR (Insurance)	1,120	42,526
Wilmington Trust Corp. (Banks)	560	19,712
XL Capital, Ltd.—Class AADR (Insurance)	1,680	84,521
Zenith National Insurance Corp. (Insurance)	280	12,524
Zions Bancorp (Banks)	1,120	52,293

TOTAL COMMON STOCKS
(Cost $19,495,621)		24,917,581

Repurchase Agreements (0.4%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $30,007 (Collateralized by $31,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $31,220)	$30,000	30,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $82,019 (Collateralized by $84,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $84,596)	82,000	82,000

TOTAL REPURCHASE AGREEMENTS
(Cost $112,000)		112,000

TOTAL INVESTMENT SECURITIES
(Cost $19,607,621)—100.5%		25,029,581
Net other assets (liabilities)—(0.5)%		(130,753)

NET ASSETS—100.0%		$24,898,828

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Financials invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Banks	29.0%
Commercial Services	0.5%
Diversified Financial Services	33.5%
Forest Products & Paper	0.4%
Insurance	24.2%
REIT	9.8%
Real Estate	0.5%
Savings & Loans	1.4%
Software	0.8%
Other**	(0.1)%

**	Includes any non-equity securities and net other assets (liabilities).
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Financials

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $19,495,621)	$24,917,581
Repurchase agreements, at cost	112,000

Total Investment Securities	25,029,581
Cash	798
Dividends and interest receivable	47,067
Receivable for capital shares issued	924,955
Receivable for investments sold	19,087
Prepaid expenses	115

Total Assets	26,021,603

Liabilities:
Payable for investments purchased	1,078,046
Payable for capital shares redeemed	5,554
Advisory fees payable	9,379
Management services fees payable	1,250
Administration fees payable	605
Administrative services fees payable	6,349
Distribution fees payable	6,684
Trustee fees payable	4
Transfer agency fees payable	1,348
Fund accounting fees payable	934
Compliance services fees payable	511
Other accrued expenses	12,111

Total Liabilities	1,122,775

Net Assets	$24,898,828

Net Assets consist of:
Capital	$24,966,445
Accumulated net investment income (loss)	353,453
Accumulated net realized gains (losses) on investments	(5,843,030)
Net unrealized appreciation (depreciation) on investments	5,421,960

Net Assets	$24,898,828

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	768,904

Net Asset Value (offering and redemption price per share)	$32.38

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$906,978
Interest	2,152

Total Investment Income	909,130

Expenses:
Advisory fees	255,679
Management services fees	51,136
Administration fees	10,648
Transfer agency fees	11,221
Administrative services fees	106,339
Distribution fees	85,226
Custody fees	29,289
Fund accounting fees	16,435
Trustee fees	544
Compliance services fees	418
Other fees	26,858

Total Gross Expenses before reductions	593,793
Less Expenses reduced by the Advisor	(38,116)

Total Net Expenses	555,677

Net Investment Income (Loss)	353,453

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	423,664
Change in net unrealized appreciation/depreciation on investments	(6,807,488)

Net Realized and Unrealized Gains (Losses) on Investments	(6,383,824)

Change in Net Assets Resulting from Operations	$(6,030,371)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Financials

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$353,453	$349,425
Net realized gains (losses) on investments	423,664	(44,782)
Change in net unrealized appreciation/depreciation on investments	(6,807,488)	5,184,077

Change in net assets resulting from operations	(6,030,371)	5,488,720

Distributions to Shareholders From:
Net investment income	(349,425)	(196,539)

Change in net assets resulting from distributions	(349,425)	(196,539)

Capital Transactions:
Proceeds from shares issued	79,724,295	117,432,507
Dividends reinvested	349,425	196,539
Value of shares redeemed	(98,405,131)	(109,235,218)

Change in net assets resulting from capital transactions	(18,331,411)	8,393,828

Change in net assets	(24,711,207)	13,686,009
Net Assets:
Beginning of period	49,610,035	35,924,026

End of period	$24,898,828	$49,610,035

Accumulated net investment income (loss)	$353,453	$349,425

Share Transactions:
Issued	2,090,110	3,141,286
Reinvested	9,475	5,213
Redeemed	(2,551,398)	(2,957,018)

Change in shares	(451,813)	189,481

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Financials

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$40.64	$34.84	$33.80	$30.72	$23.85

Investment Activities:
Net investment income (loss)(a)	0.41	0.34	0.27	0.20	0.11
Net realized and unrealized gains (losses) on investments	(8.11)	5.69	1.06	2.97	6.80

Total income (loss) from investment activities	(7.70)	6.03	1.33	3.17	6.91

Distributions to Shareholders From:
Net investment income	(0.56)	(0.23)	(0.29)	(0.09)	(0.04)

Net Asset Value, End of Period	$32.38	$40.64	$34.84	$33.80	$30.72

Total Return	(19.11)%	17.35%	3.98%	10.34%	28.99%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.76%	1.92%	1.92%	2.07%
Net expenses	1.63%	1.68%	1.92%	1.92%	1.98%
Net investment income (loss)	1.04%	0.90%	0.80%	0.63%	0.42%

Supplemental Data:
Net assets, end of period (000’s)	$24,899	$49,610	$35,924	$30,767	$21,024
Portfolio turnover rate(b)	216%	247%	316%	595%	726%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Health Care

The ProFund VP Health Care seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Health Care Index. For the year ended December 31, 2007, the Fund had a total return of 6.58%, compared to a return of 8.36%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Health Care Index measures the performance of the healthcare industry of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Merck (+37.36%), Abbott Laboratories (+18.04%), and United Health Group (+8.38%), while the bottom three performers in this group were Amgen (–32.02%), Wyeth (–11.36%), and Pfizer (–8.15%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Health Care from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Health Care	1/22/01	6.58%	7.41%	0.67%	1.72%	1.63%

Dow Jones U.S. Health Care Index	1/22/01	8.36%	9.39%	2.65%	N/A	N/A

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Health Care

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Health Care seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Health Care Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Johnson & Johnson	10.9%
Pfizer, Inc.	8.8%
Merck & Co., Inc.	7.2%
Abbott Laboratories	4.9%
UnitedHealth Group, Inc.	4.3%

Dow Jones U.S. Health Care Index Composition
% of Index

Pharmaceuticals and Biotechnology	62%
Health Care Equipment and Services	38%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Health Care	December 31, 2007

Common Stocks (100.1%)
	Shares	Value

Abbott Laboratories (Pharmaceuticals)	54,924	$3,083,983
Adams Respiratory Therapeutics, Inc.* (Pharmaceuticals)	1,194	71,330
Advanced Medical Optics, Inc.* (Healthcare-Products)	2,388	58,578
Aetna, Inc. (Healthcare-Services)	17,910	1,033,944
Affymetrix, Inc.* (Biotechnology)	2,388	55,258
Alcon, Inc.ADR (Healthcare-Products)	2,985	426,974
Alexion Pharmaceuticals, Inc.* (Biotechnology)	1,194	89,586
Alkermes, Inc.* (Pharmaceuticals)	3,582	55,843
Allergan, Inc. (Pharmaceuticals)	10,746	690,323
Alpharma, Inc.—Class A* (Pharmaceuticals)	1,791	36,089
American Medical Systems Holdings, Inc.* (Healthcare-Products)	2,388	34,530
AMERIGROUP Corp.* (Healthcare-Services)	1,791	65,282
Amgen, Inc.* (Biotechnology)	38,805	1,802,104
Amylin Pharmaceuticals, Inc.* (Pharmaceuticals)	4,776	176,712
APP Pharmaceuticals, Inc.* (Pharmaceuticals)	597	6,131
Applera Corp.—Applied Biosystems Group (Electronics)	5,970	202,502
Applera Corp.—Celera Genomics Group* (Biotechnology)	2,985	47,372
Apria Healthcare Group, Inc.* (Healthcare-Services)	1,791	38,632
ArthroCare Corp.* (Healthcare-Products)	1,194	57,372
Bard (C.R.), Inc. (Healthcare-Products)	3,582	339,574
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	3,582	190,204
Baxter International, Inc. (Healthcare-Products)	22,686	1,316,922
Beckman Coulter, Inc. (Healthcare-Products)	2,388	173,846
Becton, Dickinson & Co. (Healthcare-Products)	8,358	698,562
Bio-Rad Laboratories, Inc.—Class A* (Biotechnology)	597	61,861
Biogen Idec, Inc.* (Biotechnology)	10,746	611,662
BioMarin Pharmaceutical, Inc.* (Pharmaceuticals)	3,582	126,803
Boston Scientific Corp.* (Healthcare-Products)	48,954	569,335
Bristol-Myers Squibb Co. (Pharmaceuticals)	69,849	1,852,395
Brookdale Senior Living, Inc. (Healthcare-Services)	1,194	33,922
Celgene Corp.* (Biotechnology)	13,731	634,510
Centene Corp.* (Healthcare-Services)	1,791	49,145
Cephalon, Inc.* (Pharmaceuticals)	2,388	171,363
Charles River Laboratories International, Inc.* (Biotechnology)	2,388	157,130
CIGNA Corp. (Insurance)	10,149	545,306
Community Health Systems, Inc.* (Healthcare-Services)	3,582	132,033
Cooper Cos., Inc. (Healthcare-Products)	1,791	68,058
Covance, Inc.* (Healthcare-Services)	2,388	206,849
Coventry Health Care, Inc.* (Healthcare-Services)	5,373	318,350
Covidien, Ltd.ADR (Healthcare-Products)	17,910	793,234
Cubist Pharmaceuticals, Inc.* (Pharmaceuticals)	1,791	36,733
CV Therapeutics, Inc.* (Pharmaceuticals)	1,791	16,209
Datascope Corp. (Healthcare-Products)	597	21,731
DaVita, Inc.* (Healthcare-Services)	3,582	201,846
DENTSPLY International, Inc. (Healthcare-Products)	4,776	215,016
Edwards Lifesciences Corp.* (Healthcare-Products)	1,791	82,368
Eli Lilly & Co. (Pharmaceuticals)	34,626	1,848,682
Endo Pharmaceuticals Holdings, Inc.* (Pharmaceuticals)	4,776	127,376
Enzo Biochem, Inc.* (Biotechnology)	1,194	15,212
Enzon Pharmaceuticals, Inc.* (Biotechnology)	1,791	17,068
Express Scripts, Inc.* (Pharmaceuticals)	7,761	566,553
Forest Laboratories, Inc.* (Pharmaceuticals)	11,343	413,452
Gen-Probe, Inc.* (Healthcare-Products)	1,791	112,708
Genentech, Inc.* (Biotechnology)	16,716	1,121,142
Genzyme Corp.* (Biotechnology)	9,552	711,051
Gilead Sciences, Inc.* (Pharmaceuticals)	33,432	1,538,206
Haemonetics Corp.* (Healthcare-Products)	1,194	75,246
Health Management Associates, Inc.—Class A (Healthcare-Services)	8,358	49,981
Health Net, Inc.* (Healthcare-Services)	4,179	201,846
HEALTHSOUTH Corp.* (Healthcare-Services)	2,985	62,685
Healthways, Inc.* (Healthcare-Services)	1,194	69,777
Henry Schein, Inc.* (Healthcare-Products)	2,985	183,279
Hillenbrand Industries, Inc. (Healthcare-Products)	1,791	99,812
Hologic, Inc.* (Healthcare-Products)	4,179	286,847
Hospira, Inc.* (Pharmaceuticals)	5,373	229,105
Human Genome Sciences, Inc.* (Biotechnology)	4,776	49,861
Humana, Inc.* (Healthcare-Services)	5,970	449,601
IDEXX Laboratories, Inc.* (Healthcare-Products)	2,388	140,008
Illumina, Inc.* (Biotechnology)	1,791	106,135
ImClone Systems, Inc.* (Pharmaceuticals)	2,388	102,684
Immucor, Inc.* (Healthcare-Products)	2,388	81,168
Incyte Genomics, Inc.* (Biotechnology)	2,985	29,999
InterMune, Inc.* (Biotechnology)	1,194	15,916

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Health Care	December 31, 2007

Common Stocks, continued
	Shares	Value

Intuitive Surgical, Inc.* (Healthcare-Products)	1,194	$387,453
Invacare Corp. (Healthcare-Products)	1,194	30,089
Inverness Medical Innovations, Inc.* (Healthcare-Products)	2,388	134,158
Invitrogen Corp.* (Biotechnology)	1,791	167,297
Johnson & Johnson (Healthcare-Products)	102,087	6,809,203
Kinetic Concepts, Inc.* (Healthcare-Products)	1,791	95,926
King Pharmaceuticals, Inc.* (Pharmaceuticals)	8,358	85,586
Laboratory Corp. of America Holdings* (Healthcare-Services)	4,179	315,640
LifePoint Hospitals, Inc.* (Healthcare-Services)	1,791	53,264
Lincare Holdings, Inc.* (Healthcare-Services)	2,985	104,953
Magellan Health Services, Inc.* (Healthcare-Services)	1,194	55,676
Medarex, Inc.* (Pharmaceuticals)	4,776	49,766
Medco Health Solutions, Inc.* (Pharmaceuticals)	9,552	968,573
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	1,791	46,512
Medtronic, Inc. (Healthcare-Products)	40,596	2,040,761
Mentor Corp. (Healthcare-Products)	1,194	46,685
Merck & Co., Inc. (Pharmaceuticals)	77,610	4,509,917
MGI Pharma, Inc.* (Pharmaceuticals)	2,985	120,982
Millennium Pharmaceuticals, Inc.* (Biotechnology)	11,343	169,918
Millipore Corp.* (Biotechnology)	1,791	131,065
Mylan Laboratories, Inc. (Pharmaceuticals)	10,746	151,089
Myriad Genetics, Inc.* (Biotechnology)	1,791	83,138
Nektar Therapeutics* (Biotechnology)	2,985	20,029
Neurocrine Biosciences, Inc.* (Pharmaceuticals)	1,194	5,421
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	597	8,286
Odyssey Healthcare, Inc.* (Healthcare-Services)	1,194	13,206
Onyx Pharmaceuticals, Inc.* (Pharmaceuticals)	1,791	99,615
OSI Pharmaceuticals, Inc.* (Pharmaceuticals)	1,791	86,881
Owens & Minor, Inc. (Distribution/Wholesale)	1,194	50,661
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	1,194	28,656
PAREXEL International Corp.* (Commercial Services)	1,194	57,670
Patterson Cos., Inc.* (Healthcare-Products)	4,776	162,145
PDL BioPharma, Inc.* (Biotechnology)	4,179	73,216
Pediatrix Medical Group, Inc.* (Healthcare-Services)	1,791	122,057
Perrigo Co. (Pharmaceuticals)	2,985	104,505
Pfizer, Inc. (Pharmaceuticals)	243,576	5,536,482
Pharmaceutical Product Development, Inc. (Commercial Services)	3,582	144,605
PharMerica Corp.* (Pharmaceuticals)	1,194	16,573
PSS World Medical, Inc.* (Healthcare-Products)	2,388	46,733
Psychiatric Solutions, Inc.* (Healthcare-Services)	1,791	58,208
Quest Diagnostics, Inc. (Healthcare-Services)	5,373	284,232
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	2,388	57,670
ResMed, Inc.* (Healthcare-Products)	2,985	156,802
Respironics, Inc.* (Healthcare-Products)	2,388	156,366
Savient Pharmaceuticals, Inc.* (Biotechnology)	1,791	41,139
Schering-Plough Corp. (Pharmaceuticals)	57,909	1,542,696
Sepracor, Inc.* (Pharmaceuticals)	4,179	109,699
Sierra Health Services, Inc.* (Healthcare-Services)	1,791	75,150
St. Jude Medical, Inc.* (Healthcare-Products)	11,940	485,242
STERIS Corp. (Healthcare-Products)	2,388	68,870
Stryker Corp. (Healthcare-Products)	11,343	847,549
Sunrise Assisted Living, Inc.* (Healthcare-Services)	1,791	54,948
Techne Corp.* (Healthcare-Products)	1,194	78,864
Tenet Healthcare Corp.* (Healthcare-Services)	16,716	84,917
The Medicines Co.* (Pharmaceuticals)	1,791	34,316
Theravance, Inc.* (Pharmaceuticals)	1,791	34,925
Thermo Electron Corp.* (Electronics)	14,925	860,874
United Therapeutics Corp.* (Pharmaceuticals)	597	58,297
UnitedHealth Group, Inc. (Healthcare-Services)	45,969	2,675,396
Universal Health Services, Inc.—Class B (Healthcare-Services)	1,791	91,699
Valeant Pharmaceuticals International* (Pharmaceuticals)	2,985	35,730
Varian Medical Systems, Inc.* (Healthcare-Products)	4,776	249,116
Varian, Inc.* (Electronics)	1,194	77,968
Ventana Medical Systems, Inc.* (Healthcare-Products)	1,194	104,153
Vertex Pharmaceuticals, Inc.* (Biotechnology)	4,776	110,946
Waters Corp.* (Electronics)	3,582	283,229
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	3,582	97,215
WellCare Health Plans, Inc.* (Healthcare-Services)	1,194	50,638
WellPoint, Inc.* (Healthcare-Services)	20,298	1,780,744
Wyeth (Pharmaceuticals)	47,760	2,110,514
Zimmer Holdings, Inc.* (Healthcare-Products)	8,358	552,882

TOTAL COMMON STOCKS
(Cost $51,998,352)		62,808,298

Repurchase Agreements (0.2%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $22,005 (Collateralized by $23,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $23,163)	$22,000	22,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $62,014 (Collateralized by $63,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $63,447)	62,000	62,000

TOTAL REPURCHASE AGREEMENTS
(Cost $84,000)		84,000

TOTAL INVESTMENT SECURITIES
(Cost $52,082,352)—100.3%		62,892,298
Net other assets (liabilities)—(0.3)%		(167,889)

NET ASSETS—100.0%		$62,724,409

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Health Care invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Biotechnology	10.1%
Commercial Services	0.3%
Distribution/Wholesale	0.1%
Electronics	2.2%
Healthcare-Products	29.1%
Healthcare-Services	13.8%
Insurance	0.9%
Pharmaceuticals	43.6%
Other**	(0.1)%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Health Care

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $51,998,352)	$62,808,298
Repurchase agreements, at cost	84,000

Total Investment Securities	62,892,298
Cash	467
Dividends and interest receivable	33,992
Receivable for capital shares issued	7,887,074
Prepaid expenses	200

Total Assets	70,814,031

Liabilities:
Payable for investments purchased	7,997,209
Payable for capital shares redeemed	11,566
Advisory fees payable	27,808
Management services fees payable	3,708
Administration fees payable	1,326
Administrative services fees payable	13,816
Distribution fees payable	12,495
Trustee fees payable	8
Transfer agency fees payable	2,399
Fund accounting fees payable	2,047
Compliance services fees payable	999
Other accrued expenses	16,241

Total Liabilities	8,089,622

Net Assets	$62,724,409

Net Assets consist of:
Capital	$59,522,143
Accumulated net investment income (loss)	130,707
Accumulated net realized gains (losses) on investments	(7,738,387)
Net unrealized appreciation (depreciation) on investments	10,809,946

Net Assets	$62,724,409

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,996,380

Net Asset Value (offering and redemption price per share)	$31.42

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$1,023,815
Interest	4,798

Total Investment Income	1,028,613

Expenses:
Advisory fees	413,146
Management services fees	82,630
Administration fees	17,199
Transfer agency fees	18,366
Administrative services fees	180,142
Distribution fees	137,715
Custody fees	24,118
Fund accounting fees	25,734
Trustee fees	874
Compliance services fees	1,131
Other fees	46,339

Total Gross Expenses before reductions	947,394
Less Expenses reduced by the Advisor	(49,488)

Total Net Expenses	897,906

Net Investment Income (Loss)	130,707

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	5,280,103
Change in net unrealized appreciation/depreciation on investments	(1,929,133)

Net Realized and Unrealized Gains (Losses) on Investments	3,350,970

Change in Net Assets Resulting from Operations	$3,481,677

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Health Care

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
From Investment Activities:	December 31, 2007	December 31, 2006

Operations:
Net investment income (loss)	$130,707	$(136,205)
Net realized gains (losses) on investments	5,280,103	978,919
Change in net unrealized appreciation/depreciation on investments	(1,929,133)	2,391,395

Change in net assets resulting from operations	3,481,677	3,234,109

Capital Transactions:
Proceeds from shares issued	137,261,507	78,539,238
Value of shares redeemed	(145,306,962)	(71,792,596)

Change in net assets resulting from capital transactions	(8,045,455)	6,746,642

Change in net assets	(4,563,778)	9,980,751
Net Assets:
Beginning of period	67,288,187	57,307,436

End of period	$62,724,409	$67,288,187

Accumulated net investment income (loss)	$130,707	$—

Share Transactions:
Issued	4,392,848	2,779,584
Redeemed	(4,679,335)	(2,542,908)

Change in shares	(286,487)	236,676

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Heath Care

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$29.48	$28.01	$26.42	$25.81	$21.98

Investment Activities:
Net investment income (loss)(a)	0.07	(0.08)	(0.15)	(0.13)	(0.15)
Net realized and unrealized gains (losses) on investments	1.87	1.55	1.74	0.74	3.98

Total income (loss) from investment activities	1.94	1.47	1.59	0.61	3.83

Net Asset Value, End of Period	$31.42	$29.48	$28.01	$26.42	$25.81

Total Return	6.58%	5.25%	6.02%	2.36%	17.42%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.76%	1.89%	1.91%	2.04%
Net expenses	1.63%	1.72%	1.89%	1.91%	1.97%
Net investment income (loss)	0.24%	(0.29)%	(0.57)%	(0.51)%	(0.63)%

Supplemental Data:
Net assets, end of period (000’s)	$62,724	$67,288	$57,307	$40,017	$25,286
Portfolio turnover rate(b)	221%	123%	310%	464%	877%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Industrials

The ProFund VP Industrials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Industrials Index. For the year ended December 31, 2007, the Fund had a total return of 11.72%, compared to a return of 13.57%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Industrials Index measures the performance of the industrial industry of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Deere & Co. (+98.65%), Honeywell International (+38.65%), and Emerson Electronic (+31.42%), while the bottom three performers in this group were UPS (–3.50%), Boeing (–0.11%), and General Electric (+2.69%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Industrials from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Industrials	5/1/02	11.72%	13.19%	7.28%	1.87%	1.63%

Dow Jones U.S. Industrials Index	5/1/02	13.57%	16.19%	10.12%	N/A	N/A

S&P 500 Index	5/1/02	5.49%	12.82%	7.39%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.
240

PROFUNDS VP
ProFund VP Industrials

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective:  The ProFund VP Industrials seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Industrials Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

General Electric Co.	18.7%
United Technologies Corp.	3.5%
Boeing Co.	3.0%
3M Co.	2.8%
United Parcel Service, Inc.—Class B	2.4%

Dow Jones U.S. Industrials Index - Composition
% of Index

General Industrials	30%
Aerospace and Defense	17%
Industrial Engineering	12%
Support Services	12%
Electronic & Electrical Equipment	11%
Industrial Transportation	11%
Construction and Materials	7%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Industrials	December 31, 2007

Common Stocks (100.1%)
	Shares	Value

3M Co. (Miscellaneous Manufacturing)	7,752	$653,649
AAR Corp.* (Aerospace/Defense)	408	15,516
Accenture, Ltd.—Class AADR (Commercial Services)	7,140	257,254
Actuant Corp.—Class A (Miscellaneous Manufacturing)	612	20,814
Acuity Brands, Inc. (Miscellaneous Manufacturing)	408	18,360
Affiliated Computer Services, Inc.—Class A* (Computers)	1,020	46,002
AGCO Corp.* (Machinery-Diversified)	1,020	69,340
Agilent Technologies, Inc.* (Electronics)	4,488	164,889
Alexander & Baldwin, Inc. (Transportation)	408	21,077
Alliance Data Systems Corp.* (Commercial Services)	1,020	76,490
Alliant Techsystems, Inc.* (Aerospace/Defense)	408	46,414
Allied Waste Industries, Inc.* (Environmental Control)	3,264	35,969
Ametek, Inc. (Electrical Components & Equipment)	1,224	57,332
Amphenol Corp.—Class A (Electronics)	2,040	94,595
Anixter International, Inc.* (Telecommunications)	408	25,406
AptarGroup, Inc. (Miscellaneous Manufacturing)	816	33,383
Arrow Electronics, Inc.* (Electronics)	1,428	56,092
Automatic Data Processing, Inc. (Software)	6,324	281,608
Avnet, Inc.* (Electronics)	1,836	64,205
Baldor Electric Co. (Hand/Machine Tools)	408	13,733
Ball Corp. (Packaging & Containers)	1,224	55,080
BE Aerospace, Inc.* (Aerospace/Defense)	1,020	53,958
Belden, Inc. (Electrical Components & Equipment)	612	27,234
Bemis Co., Inc. (Packaging & Containers)	1,224	33,513
Benchmark Electronics, Inc.* (Electronics)	816	14,468
Boeing Co. (Aerospace/Defense)	8,160	713,674
Brady Corp.—Class A (Electronics)	612	21,475
Broadridge Financial Solutions, Inc. (Software)	1,632	36,606
Bucyrus International, Inc.—Class A (Machinery-Construction & Mining)	408	40,551
Burlington Northern Santa Fe Corp. (Transportation)	3,672	305,621
C.H. Robinson Worldwide, Inc. (Transportation)	2,040	110,405
Carlisle Cos., Inc. (Miscellaneous Manufacturing)	816	30,217
Caterpillar, Inc. (Machinery-Construction & Mining)	7,548	547,683
Ceradyne, Inc.* (Miscellaneous Manufacturing)	204	9,574
ChoicePoint, Inc.* (Commercial Services)	816	29,719
Cintas Corp. (Textiles)	1,632	54,868
Clarcor, Inc. (Miscellaneous Manufacturing)	612	23,238
Commscope, Inc.* (Telecommunications)	816	40,155
Con-way, Inc. (Transportation)	612	25,423
Convergys Corp.* (Commercial Services)	1,632	26,863
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	2,448	129,450
Corrections Corp. of America* (Commercial Services)	1,428	42,140
Covanta Holding Corp.* (Energy-Alternate Sources)	1,224	33,856
Crane Co. (Miscellaneous Manufacturing)	612	26,255
Crown Holdings, Inc.* (Packaging & Containers)	1,836	47,093
CSX Corp. (Transportation)	4,896	215,326
Cummins, Inc. (Machinery-Diversified)	1,020	129,917
Curtiss-Wright Corp. (Aerospace/Defense)	612	30,722
Danaher Corp. (Miscellaneous Manufacturing)	2,856	250,585
Deere & Co. (Machinery-Diversified)	5,100	474,912
Deluxe Corp. (Commercial Services)	612	20,129
Dionex Corp.* (Electronics)	204	16,903
Donaldson Co., Inc. (Miscellaneous Manufacturing)	816	37,846
Dover Corp. (Miscellaneous Manufacturing)	2,244	103,426
DRS Technologies, Inc. (Aerospace/Defense)	408	22,142
Eagle Materials, Inc.—Class A (Building Materials)	612	21,714
Eaton Corp. (Miscellaneous Manufacturing)	1,632	158,222
EMCOR Group, Inc.* (Engineering & Construction)	816	19,282
Emerson Electric Co. (Electrical Components & Equipment)	9,384	531,697
Energy Conversion Devices, Inc.* (Electrical Components & Equipment)	408	13,729
ESCO Technologies, Inc.* (Miscellaneous Manufacturing)	204	8,148
Esterline Technologies Corp.* (Aerospace/Defense)	408	21,114
Expeditors International of Washington, Inc. (Transportation)	2,448	109,377
Fastenal Co. (Distribution/Wholesale)	1,632	65,965
FedEx Corp. (Transportation)	3,264	291,051
Fidelity National Information Services, Inc. (Software)	2,244	93,328
Fiserv, Inc.* (Software)	2,040	113,200
Flextronics International, Ltd.* (Electronics)	9,792	118,092
FLIR Systems, Inc.* (Electronics)	1,632	51,082
Flowserve Corp. (Machinery-Diversified)	612	58,874
Fluor Corp. (Engineering & Construction)	1,020	148,634
Forestar Real Estate Group, Inc.* (Real Estate)	402	9,483
Fortune Brands, Inc. (Household Products/Wares)	1,836	132,853

See accompanying notes to the financial statements.
241

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Industrials	December 31, 2007

Common Stocks, continued
	Shares	Value

Foster Wheeler, Ltd.ADR* (Engineering & Construction)	816	$126,496
FTI Consulting, Inc.* (Commercial Services)	612	37,724
Gardner Denver, Inc.* (Machinery-Diversified)	612	20,196
GATX Corp. (Trucking & Leasing)	408	14,965
General Cable Corp.* (Electrical Components & Equipment)	612	44,847
General Dynamics Corp. (Aerospace/Defense)	3,876	344,925
General Electric Co. (Miscellaneous Manufacturing)	118,932	4,408,809
Global Payments, Inc. (Software)	1,020	47,450
Goodrich Corp. (Aerospace/Defense)	1,428	100,831
Graco, Inc. (Machinery-Diversified)	816	30,404
GrafTech International, Ltd.* (Electrical Components & Equipment)	1,224	21,726
Granite Construction, Inc. (Engineering & Construction)	408	14,761
Guaranty Financial Group, Inc.* (Savings & Loans)	402	6,432
Harsco Corp. (Miscellaneous Manufacturing)	1,020	65,351
Hewitt Associates, Inc.* (Commercial Services)	1,224	46,867
Hexcel Corp.* (Aerospace/Defense Equipment)	1,020	24,766
HLTH Corp.* (Internet)	2,040	27,336
Honeywell International, Inc. (Miscellaneous Manufacturing)	7,956	489,851
Hubbell, Inc.—Class B (Electrical Components & Equipment)	612	31,579
IDEX Corp. (Machinery-Diversified)	1,020	36,853
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	5,508	294,898
IMS Health, Inc. (Software)	2,244	51,702
Ingersoll-Rand Co.—Class AADR (Miscellaneous Manufacturing)	3,264	151,678
Iron Mountain, Inc.* (Commercial Services)	2,244	83,073
Itron, Inc.* (Electronics)	408	39,156
ITT Industries, Inc. (Miscellaneous Manufacturing)	2,040	134,722
J.B. Hunt Transport Services, Inc. (Transportation)	1,020	28,101
Jabil Circuit, Inc. (Electronics)	2,040	31,151
Jacobs Engineering Group, Inc.* (Engineering & Construction)	1,428	136,531
Joy Global, Inc. (Machinery-Construction & Mining)	1,224	80,564
Kansas City Southern Industries, Inc.* (Transportation)	816	28,013
Kaydon Corp. (Metal Fabricate/Hardware)	408	22,252
KBR, Inc.* (Engineering & Construction)	2,040	79,152
Kennametal, Inc. (Hand/Machine Tools)	816	30,894
Kirby Corp.* (Transportation)	612	28,446
L-3 Communications Holdings, Inc. (Aerospace/Defense)	1,428	151,282
Landstar System, Inc. (Transportation)	612	25,796
Lennox International, Inc. (Building Materials)	612	25,349
Lincoln Electric Holdings, Inc. (Hand/Machine Tools)	408	29,041
Lockheed Martin Corp. (Aerospace/Defense)	3,876	407,988
Louisiana-Pacific Corp. (Forest Products & Paper)	1,224	16,744
Manitowoc Co. (Machinery-Diversified)	1,428	69,729
Manpower, Inc. (Commercial Services)	1,020	58,038
Martin Marietta Materials (Building Materials)	408	54,101
Masco Corp. (Building Materials)	4,284	92,577
McDermott International, Inc.ADR* (Engineering & Construction)	2,652	156,548
MDU Resources Group, Inc. (Electric)	2,040	56,324
MeadWestvaco Corp. (Forest Products & Paper)	2,244	70,237
Metavante Technologies, Inc.* (Software)	1,224	28,544
Mettler Toledo International, Inc.* (Electrical Components & Equipment)	408	46,430
Mine Safety Appliances Co. (Environmental Control)	204	10,581
Molex, Inc. (Electrical Components & Equipment)	816	22,277
Molex, Inc.—Class A (Electrical Components & Equipment)	816	21,436
Monster Worldwide, Inc.* (Internet)	1,428	46,267
Moog, Inc.—Class A* (Aerospace/Defense)	408	18,690
MPS Group, Inc.* (Commercial Services)	1,224	13,391
MSC Industrial Direct Co.—Class A (Retail)	612	24,768
Mueller Industries, Inc. (Metal Fabricate/Hardware)	408	11,828
Nalco Holding Co. (Environmental Control)	1,632	39,462
National Instruments Corp. (Computers)	612	20,398
NeuStar, Inc.* (Telecommunications)	816	23,403
Nordson Corp. (Machinery-Diversified)	408	23,648
Norfolk Southern Corp. (Transportation)	4,488	226,375
Northrop Grumman Corp. (Aerospace/Defense)	3,672	288,766
Orbital Sciences Corp.* (Aerospace/Defense)	612	15,006
Oshkosh Truck Corp. (Auto Manufacturers)	816	38,564
Overseas Shipholding Group, Inc. (Transportation)	408	30,367
Owens Corning, Inc.* (Building Materials)	1,020	20,624
Owens-Illinois, Inc.* (Packaging & Containers)	1,632	80,784
PACCAR, Inc. (Auto Manufacturers)	4,284	233,392
Packaging Corp. of America (Packaging & Containers)	1,020	28,764
Pactiv Corp.* (Packaging & Containers)	1,632	43,460
Pall Corp. (Miscellaneous Manufacturing)	1,428	57,577
Parker Hannifin Corp. (Miscellaneous Manufacturing)	2,040	153,632
Paychex, Inc. (Commercial Services)	3,876	140,389
Pentair, Inc. (Miscellaneous Manufacturing)	1,224	42,607
PerkinElmer, Inc. (Electronics)	1,428	37,157
PHH Corp.* (Commercial Services)	612	10,796
Plexus Corp.* (Electronics)	612	16,071
Precision Castparts Corp. (Metal Fabricate/Hardware)	1,632	226,358
Quanex Corp. (Metal Fabricate/Hardware)	408	21,175
Quanta Services, Inc.* (Commercial Services)	2,040	53,530
R.R. Donnelley & Sons Co. (Commercial Services)	2,448	92,388
Raytheon Co. (Aerospace/Defense)	5,100	309,570
Regal-Beloit Corp. (Hand/Machine Tools)	408	18,340
Republic Services, Inc. (Environmental Control)	2,040	63,954
Robert Half International, Inc. (Commercial Services)	1,836	49,645
Rockwell Collins, Inc. (Aerospace/Defense)	1,836	132,137
Rockwell International Corp. (Machinery-Diversified)	1,632	112,543
Roper Industries, Inc. (Miscellaneous Manufacturing)	1,020	63,791
Ryder System, Inc. (Transportation)	612	28,770
Sealed Air Corp. (Packaging & Containers)	1,836	42,485
Shaw Group, Inc.* (Engineering & Construction)	816	49,319
Sherwin-Williams Co. (Chemicals)	1,224	71,041
Smurfit-Stone Container Corp.* (Packaging & Containers)	3,060	32,314
Sonoco Products Co. (Packaging & Containers)	1,224	40,000
Spirit Aerosystems Holdings, Inc.—Class A* (Aerospace/Defense)	1,224	42,228
SPX Corp. (Miscellaneous Manufacturing)	612	62,944
Stericycle, Inc.* (Environmental Control)	1,020	60,588
SunPower Corp.—Class A* (Energy-Alternate Sources)	408	53,199
Technitrol, Inc. (Electronics)	408	11,661
Teekay Shipping Corp.ADR (Transportation)	408	21,710
Teledyne Technologies, Inc.* (Aerospace/Defense)	408	21,759
Teleflex, Inc. (Miscellaneous Manufacturing)	408	25,708
Temple-Inland, Inc. (Forest Products & Paper)	1,224	25,520
Terex Corp.* (Machinery-Construction & Mining)	1,224	80,258
Tetra Tech, Inc.* (Environmental Control)	612	13,158
Texas Industries, Inc. (Building Materials)	408	28,601
Textron, Inc. (Miscellaneous Manufacturing)	2,856	203,633
The Brink’s Co. (Miscellaneous Manufacturing)	408	24,374
The Corporate Executive Board Co. (Commercial Services)	408	24,521
The Genlyte Group, Inc.* (Building Materials)	204	19,421
Thomas & Betts Corp.* (Electronics)	612	30,013
Timken Co. (Metal Fabricate/Hardware)	816	26,806

See accompanying notes to the financial statements.
242

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Industrials	December 31, 2007

Common Stocks, continued
	Shares	Value

Toro Co. (Housewares)	408	$22,212
Trane, Inc. (Building Materials)	2,040	95,288
Trimble Navigation, Ltd.* (Electronics)	1,428	43,183
Trinity Industries, Inc. (Miscellaneous Manufacturing)	1,020	28,315
Tyco Electronics, Ltd.ADR (Electronics)	5,916	219,661
Tyco International, Ltd.ADR (Miscellaneous Manufacturing)	5,916	234,569
Union Pacific Corp. (Transportation)	3,060	384,397
United Parcel Service, Inc.—Class B (Transportation)	7,956	562,648
United Rentals, Inc.* (Commercial Services)	1,020	18,727
United Stationers, Inc.* (Distribution/Wholesale)	204	9,427
United Technologies Corp. (Aerospace/Defense)	10,812	827,551
URS Corp.* (Engineering & Construction)	1,020	55,417
USG Corp.* (Building Materials)	816	29,205
UTI Worldwide, Inc.ADR (Transportation)	1,020	19,992
Vishay Intertechnology, Inc.* (Electronics)	2,040	23,276
VistaPrint, Ltd.ADR* (Commercial Services)	408	17,483
Vulcan Materials Co. (Building Materials)	1,224	96,806
W.W. Grainger, Inc. (Distribution/Wholesale)	816	71,416
Wabtec Corp. (Machinery-Diversified)	612	21,077
Walter Industries, Inc. (Holding Companies-Diversified)	612	21,989
Waste Connections, Inc.* (Environmental Control)	816	25,214
Waste Management, Inc. (Environmental Control)	5,916	193,276
Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	408	18,935
WESCO International, Inc.* (Distribution/Wholesale)	612	24,260
West Pharmaceutical Services, Inc. (Healthcare-Products)	408	16,561
Western Union Co. (Commercial Services)	8,772	212,984
Woodward Governor Co. (Electronics)	408	27,724
YRC Worldwide, Inc.* (Transportation)	612	10,459
Zebra Technologies Corp.—Class A* (Machinery-Diversified)	816	28,315

TOTAL COMMON STOCKS
(Cost $19,185,776)		23,534,539

Repurchase Agreements (0.2%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $11,003 (Collateralized by $13,000 U.S. Treasury Notes, 4.00%, 4/15/10, market value $12,799)	$11,000	11,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $33,008 (Collateralized by $34,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $34,241)	33,000	33,000

TOTAL REPURCHASE AGREEMENTS
(Cost $44,000)		44,000

TOTAL INVESTMENT SECURITIES
(Cost $19,229,776)—100.3%		23,578,539
Net other assets (liabilities)—(0.3)%		(59,262)

NET ASSETS—100.0%		$23,519,277

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Industrials invested, as a percentage of net assets, in the following industries, as of December 31, 2007:
Aerospace/Defense	15.1%
Aerospace/Defense Equipment	0.1%
Auto Manufacturers	1.2%
Building Materials	2.0%
Chemicals	0.3%
Commercial Services	5.7%
Computers	0.3%
Distribution/Wholesale	0.7%
Electric	0.2%
Electrical Components & Equipment	3.5%
Electronics	4.6%
Energy-Alternate Sources	0.3%
Engineering & Construction	3.3%
Environmental Control	2.0%
Forest Products & Paper	0.5%
Hand/Machine Tools	0.4%
Healthcare-Products	0.1%
Holding Companies-Diversified	0.1%
Household Products/Wares	0.6%
Housewares	0.1%
Internet	0.3%
Machinery-Construction & Mining	3.1%
Machinery-Diversified	4.7%
Metal Fabricate/Hardware	1.4%
Miscellaneous Manufacturing	33.9%
Packaging & Containers	1.6%
Real Estate	NM
Retail	0.1%
Savings & Loans	NM
Software	2.8%
Telecommunications	0.4%
Textiles	0.2%
Transportation	10.4%
Trucking & Leasing	0.1%
Other**	(0.1)%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.
243

PROFUNDS VP
ProFund VP Industrials

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $19,185,776)	$23,534,539
Repurchase agreements, at cost	44,000

Total Investment Securities	23,578,539
Cash	583
Dividends and interest receivable	55,003
Receivable for capital shares issued	263,366
Prepaid expenses	32

Total Assets	23,897,523

Liabilities:
Payable for investments purchased	345,926
Advisory fees payable	6,363
Management services fees payable	848
Administration fees payable	589
Administrative services fees payable	6,594
Distribution fees payable	4,714
Trustee fees payable	4
Transfer agency fees payable	1,271
Fund accounting fees payable	909
Compliance services fees payable	515
Other accrued expenses	10,513

Total Liabilities	378,246

Net Assets	$23,519,277

Net Assets consist of:
Capital	$20,702,624
Accumulated net investment income (loss)	8,448
Accumulated net realized gains (losses) on investments	(1,540,558)
Net unrealized appreciation (depreciation) on investments	4,348,763

Net Assets	$23,519,277

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	562,123

Net Asset Value (offering and redemption price per share)	$41.84

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$380,750
Interest	1,637

Total Investment Income	382,387

Expenses:
Advisory fees	172,058
Management services fees	34,412
Administration fees	7,159
Transfer agency fees	7,736
Administrative services fees	80,281
Distribution fees	57,353
Custody fees	35,723
Fund accounting fees	11,909
Trustee fees	314
Compliance services fees	548
Other fees	15,636

Total Gross Expenses before reductions	423,129
Less Expenses reduced by the Advisor	(49,190)

Total Net Expenses	373,939

Net Investment Income (Loss)	8,448

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(428,653)
Change in net unrealized appreciation/depreciation on investments	1,356,147

Net Realized and Unrealized Gains (Losses) on Investments	927,494

Change in Net Assets Resulting from Operations	$935,942

See accompanying notes to the financial statements.
244

PROFUNDS VP
ProFund VP Industrials

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$8,448	$(22,400)
Net realized gains (losses) on investments	(428,653)	40,652
Change in net unrealized appreciation/depreciation on investments	1,356,147	1,032,347

Change in net assets resulting from operations	935,942	1,050,599

Capital Transactions:
Proceeds from shares issued	136,795,629	116,194,837
Value of shares redeemed	(123,793,306)	(117,765,096)

Change in net assets resulting from capital transactions	13,002,323	(1,570,259)

Change in net assets	13,938,265	(519,660)
Net Assets:
Beginning of period	9,581,012	10,100,672

End of period	$23,519,277	$9,581,012

Accumulated net investment income (loss)	$8,448	$—

Share Transactions:
Issued	3,292,427	3,248,002
Redeemed	(2,986,131)	(3,293,362)

Change in shares	306,296	(45,360)

See accompanying notes to the financial statements.
245

PROFUNDS VP
ProFund VP Industrials

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$37.45	$33.54	$33.09	$30.88	$24.05

Investment Activities:
Net investment income (loss)(a)	0.02	(0.05)	(0.11)	(0.04)	(0.01)
Net realized and unrealized gains (losses) on investments	4.37	3.96	0.90	4.06	6.84

Total income (loss) from investment activities	4.39	3.91	0.79	4.02	6.83

Distributions to Shareholders From:
Net realized gains on investments	—	—	(0.34)	(1.81)	—

Net Asset Value, End of Period	$41.84	$37.45	$33.54	$33.09	$30.88

Total Return	11.72%	11.66%	2.44%	13.22%	28.40%

Ratios to Average Net Assets:
Gross expenses	1.84%	1.93%	2.17%	1.99%	2.25%
Net expenses	1.63%	1.77%	1.98%	1.98%	1.98%
Net investment income (loss)	0.04%	(0.14)%	(0.36)%	(0.14)%	(0.05)%

Supplemental Data:
Net assets, end of period (000’s)	$23,519	$9,581	$10,101	$9,459	$11,751
Portfolio turnover rate(b)	532%	753%	720%	1,159%	1,997%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.
246

ProFund VP Internet

The ProFund VP Internet seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Composite Internet Index. For the year ended December 31, 2007, the Fund had a total return of 10.19%, compared to a return of 11.81%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones Composite Internet Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce - companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site; and Internet Services - companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Priceline.com (+163.38%), Amazon.com (+134.77%), and Verisign (+56.38%), while the bottom three performers in this group were Akamai Technologies (-34.86%), IAC/InterActive Corp (-27.56%), and Yahoo! Inc (-8.93%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Internet from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestments of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Internet	5/1/02	10.19%	20.96%	15.32%	1.74%	1.63%

Dow Jones Composite Internet Index	5/1/02	11.81%	23.30%	18.11%	N/A	N/A

S&P 500 Index	5/1/02	5.49%	12.82%	7.39%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Internet

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Internet seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones Composite Internet Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Amazon.com, Inc.	10.5%
eBay, Inc.	10.2%
Yahoo!, Inc.	9.9%
Google, Inc.—Class A	9.8%
VeriSign, Inc.	7.5%

Dow Jones Composite Internet Index - Composition
The Dow Jones Composite Internet Index is comprised of a single sector.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Internet	December 31, 2007

Common Stocks (99.6)%
	Shares	Value

Akamai Technologies, Inc.* (Internet)	18,786	$649,996
Allscripts Healthcare Solutions, Inc.* (Software)	6,762	131,318
Amazon.com, Inc.* (Internet)	15,288	1,416,280
Ariba, Inc.* (Internet)	9,555	106,538
Art Technology Group, Inc.* (Internet)	15,582	67,314
Audible, Inc.* (Internet)	2,352	20,980
Autobytel, Inc.* (Internet)	5,292	14,553
BEA Systems, Inc.* (Software)	41,110	648,716
Check Point Software Technologies, Ltd.ADR* (Internet)	21,903	480,990
CMGI, Inc.* (Internet)	5,880	76,969
CNET Networks, Inc.* (Internet)	17,199	157,199
CyberSource Corp.* (Internet)	8,232	146,283
DealerTrack Holdings, Inc.* (Internet)	4,851	162,363
Digital River, Inc.* (Internet)	4,851	160,422
E* TRADE Financial Corp.* (Diversified Financial Services)	52,038	184,735
EarthLink, Inc.* (Internet)	14,700	103,929
eBay, Inc.* (Internet)	41,601	1,380,737
Google, Inc.—Class A* (Internet)	1,911	1,321,418
HLTH Corp.* (Internet)	22,197	297,440
IAC/InterActiveCorp* (Internet)	24,108	648,987
Infospace, Inc. (Internet)	3,969	74,617
Internap Network Services Corp.* (Internet)	6,027	50,205
Interwoven, Inc.* (Internet)	4,851	68,981
j2 Global Communications, Inc.* (Internet)	6,027	127,592
Jupitermedia Corp.* (Internet)	2,793	10,669
Monster Worldwide, Inc.* (Internet)	13,965	452,466
Priceline.com, Inc.* (Internet)	4,116	472,764
Quest Software, Inc.* (Software)	6,762	124,691
RealNetworks, Inc.* (Internet)	11,760	71,618
Sapient Corp.* (Internet)	9,849	86,770
SONICWALL, Inc.* (Internet)	7,644	81,944
TD Ameritrade Holding Corp.* (Diversified Financial Services)	29,400	589,764
Tibco Software, Inc.* (Internet)	23,226	187,434
United Online, Inc. (Internet)	8,232	97,302
ValueClick, Inc.* (Internet)	12,201	267,202
VeriSign, Inc.* (Internet)	26,901	1,011,747
Vignette Corp.* (Internet)	3,234	47,249
Websense, Inc.* (Internet)	5,439	92,354
Yahoo!, Inc.* (Internet)	57,624	1,340,335

TOTAL COMMON STOCKS
(Cost $9,112,714)		13,432,871

Repurchase Agreements (0.3%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $10,002 (Collateralized by $11,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $11,078)	$10,000	10,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $32,007 (Collateralized by $33,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $33,234)	32,000	32,000

TOTAL REPURCHASE AGREEMENTS
(Cost $42,000)		42,000

TOTAL INVESTMENT SECURITIES
(Cost $9,154,714)—99.9%		13,474,871
Net other assets (liabilities)—(0.1)%		12,255

NET ASSETS—100.0%		$13,487,126

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Internet invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Diversified Financial Services	5.8%
Internet	87.1%
Software	6.7%
Other**	0.4%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Internet

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $9,112,714)	$13,432,871
Repurchase agreements, at cost	42,000

Total Investment Securities	13,474,871
Cash	72
Dividends and interest receivable	5
Receivable for investments sold	168,669
Prepaid expenses	26

Total Assets	13,643,643

Liabilities:
Payable for capital shares redeemed	134,104
Advisory fees payable	7,744
Management services fees payable	1,032
Administration fees payable	372
Administrative services fees payable	4,248
Distribution fees payable	3,060
Trustee fees payable	2
Transfer agency fees payable	787
Fund accounting fees payable	575
Compliance services fees payable	253
Other accrued expenses	4,340

Total Liabilities	156,517

Net Assets	$13,487,126

Net Assets consist of:
Capital	$9,992,284
Accumulated net realized gains (losses) on investments	(825,315)
Net unrealized appreciation (depreciation) on investments	4,320,157

Net Assets	$13,487,126

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	252,076

Net Asset Value (offering and redemption price per share)	$53.50

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$14,208
Interest	1,322

Total Investment Income	15,530

Expenses:
Advisory fees	82,511
Management services fees	16,502
Administration fees	3,439
Transfer agency fees	3,771
Administrative services fees	38,399
Distribution fees	27,504
Custody fees	6,761
Fund accounting fees	5,328
Trustee fees	180
Compliance services fees	231
Other fees	8,320

Total Gross Expenses before reductions	192,946
Less Expenses reduced by the Advisor	(13,621)

Total Net Expenses	179,325

Net Investment Income (Loss)	(163,795)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	289,512
Change in net unrealized appreciation/depreciation on investments	53,577

Net Realized and Unrealized Gains (Losses) on Investments	343,089

Change in Net Assets Resulting from Operations	$179,294

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Internet

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(163,795)	$68,886
Net realized gains (losses) on investments	289,512	1,247,729
Change in net unrealized appreciation/depreciation on investments	53,577	(1,704,822)

Change in net assets resulting from operations	179,294	(388,207)

Distributions to Shareholders From:
Net investment income	(68,886)	—
Net realized gains on investments	—	(1,363,944)

Change in net assets resulting from distributions	(68,886)	(1,363,944)

Capital Transactions:
Proceeds from shares issued	58,276,731	41,157,707
Dividends reinvested	68,886	1,363,944
Value of shares redeemed	(54,243,491)	(56,832,883)

Change in net assets resulting from capital transactions	4,102,126	(14,311,232)

Change in net assets	4,212,534	(16,063,383)
Net Assets:
Beginning of period	9,274,592	25,337,975

End of period	$13,487,126	$9,274,592

Accumulated net investment income (loss)	$—	$68,886

Share Transactions:
Issued	1,077,591	756,460
Reinvested	1,301	29,516
Redeemed	(1,016,279)	(1,030,748)

Change in shares	62,613	(244,772)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Internet

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$48.95	$58.35	$54.32	$45.81	$25.99

Investment Activities:
Net investment income (loss)(a)	(0.80)	0.33	(0.98)	(0.93)	(0.75)
Net realized and unrealized gains (losses) on investments	5.79	(0.11)	5.01	10.53	21.02

Total income (loss) from investment activities	4.99	0.22	4.03	9.60	20.27

Distributions to Shareholders From:
Net investment income	(0.44)	—	—	—	—
Net realized gains on investments	—	(9.62)	—	(1.09)	(0.45)

Total distributions	(0.44)	(9.62)	—	(1.09)	(0.45)

Net Asset Value, End of Period	$53.50	$48.95	$58.35	$54.32	$45.81

Total Return	10.19%	1.36%	7.44%	21.26%	77.99%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.81%	1.92%	1.94%	2.01%
Net expenses	1.63%	1.71%	1.92%	1.94%	1.98%
Net investment income (loss)	(1.49)%	0.60%	(1.87)%	(1.94)%	(1.97)%

Supplemental Data:
Net assets, end of period (000’s)	$13,487	$9,275	$25,338	$41,995	$14,882
Portfolio turnover rate(b)	495%	343%	855%	949%	803%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Oil & Gas

The ProFund VP Oil & Gas seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index. For the year ended December 31, 2007, the Fund had a total return of 32.48%, compared to a total return of 34.84%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Oil & Gas Index measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Transocean (+66.87%), Apache Corp (+62.91%), and Occidental Petroleum (+60.25%), while the bottom three performers in this group were Exxon Mobil (+24.34%), Conoco Phillips (+25.42%), and Chevron Corp (+30.56%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Oil & Gas from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Oil & Gas	1/22/01	32.48%	27.11%	14.53%	1.70%	1.63%

Dow Jones U.S. Oil & Gas Index	1/22/01	34.84%	29.88%	17.50%	N/A	N/A

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Oil & Gas

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Oil & Gas seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	95%

Total Exposure	95%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Exxon Mobil Corp.	24.0%
ChevronTexaco Corp.	11.3%
ConocoPhillips	7.4%
Schlumberger, Ltd.	6.7%
Occidental Petroleum Corp.	3.6%

Dow Jones U.S. Oil & Gas Index - Composition
% of Index

Oil and Gas Producers	75%
Oil Equipment, Services and Distribution	25%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Oil & Gas	December 31, 2007

Common Stocks (95.1)%
	Shares	Value

Anadarko Petroleum Corp. (Oil & Gas)	51,460	$3,380,407
Apache Corp. (Oil & Gas)	36,520	3,927,361
Atwood Oceanics, Inc.* (Oil & Gas)	3,320	332,797
Baker Hughes, Inc. (Oil & Gas Services)	35,690	2,894,459
Berry Petroleum Co.—Class A (Oil & Gas)	4,150	184,467
BJ Services Co. (Oil & Gas Services)	32,370	785,296
Bristow Group, Inc.* (Transportation)	2,490	141,059
Cabot Oil & Gas Corp. (Oil & Gas)	10,790	435,592
Cameron International Corp.* (Oil & Gas Services)	23,240	1,118,541
Cheniere Energy, Inc.* (Oil & Gas)	4,980	162,547
Chesapeake Energy Corp. (Oil & Gas)	49,800	1,952,160
ChevronTexaco Corp. (Oil & Gas)	235,720	21,999,748
Cimarex Energy Co. (Oil & Gas)	9,130	388,299
Comstock Resources, Inc.* (Oil & Gas)	4,980	169,320
ConocoPhillips (Oil & Gas)	163,510	14,437,933
Core Laboratories NVADR* (Oil & Gas Services)	2,490	310,553
Crosstex Energy, Inc. (Oil & Gas)	4,980	185,455
Delta Petroleum Corp.* (Oil & Gas)	7,470	140,810
Denbury Resources, Inc.* (Oil & Gas)	26,560	790,160
Devon Energy Corp. (Oil & Gas)	46,480	4,132,537
Diamond Offshore Drilling, Inc. (Oil & Gas)	7,470	1,060,740
Dresser-Rand Group, Inc.* (Oil & Gas Services)	9,130	356,526
El Paso Corp. (Pipelines)	78,020	1,345,065
Encore Acquisition Co.* (Oil & Gas)	5,810	193,880
Ensco International, Inc. (Oil & Gas)	15,770	940,207
EOG Resources, Inc. (Oil & Gas)	27,390	2,444,557
EXCO Resources, Inc.* (Oil & Gas)	9,130	141,332
Exterran Holdings, Inc.* (Oil & Gas Services)	7,470	611,046
Exxon Mobil Corp. (Oil & Gas)	499,410	46,789,723
FMC Technologies, Inc.* (Oil & Gas Services)	14,110	800,037
Forest Oil Corp.* (Oil & Gas)	8,300	421,972
Frontier Oil Corp. (Oil & Gas)	11,620	471,540
Global Industries, Ltd.* (Oil & Gas Services)	9,960	213,343
Grant Prideco, Inc.* (Oil & Gas Services)	14,110	783,246
Grey Wolf, Inc.* (Oil & Gas)	20,750	110,598
Halliburton Co. (Oil & Gas Services)	97,110	3,681,440
Helix Energy Solutions Group, Inc.* (Oil & Gas Services)	9,130	378,895
Helmerich & Payne, Inc. (Oil & Gas)	10,790	432,355
Hercules Offshore, Inc.* (Oil & Gas Services)	9,960	236,849
Hess Corp. (Oil & Gas)	31,540	3,181,124
Holly Corp. (Oil & Gas)	4,980	253,432
ION Geophysical Corp.* (Oil & Gas Services)	8,300	130,974
Key Energy Services, Inc.* (Oil & Gas Services)	14,940	214,987
Marathon Oil Corp. (Oil & Gas)	78,850	4,798,811
Mariner Energy, Inc.* (Oil & Gas)	9,130	208,894
Murphy Oil Corp. (Oil & Gas)	19,920	1,690,013
Nabors Industries, Ltd.ADR* (Oil & Gas)	30,710	841,147
National-Oilwell Varco, Inc.* (Oil & Gas Services)	39,010	2,865,675
Newfield Exploration Co.* (Oil & Gas)	14,110	743,597
Newpark Resources, Inc.* (Oil & Gas Services)	9,960	54,282
Noble Corp.ADR (Oil & Gas)	29,880	1,688,519
Noble Energy, Inc. (Oil & Gas)	19,090	1,518,037
Occidental Petroleum Corp. (Oil & Gas)	92,130	7,093,089
Oceaneering International, Inc.* (Oil & Gas Services)	5,810	391,303
OGE Energy Corp. (Electric)	9,960	361,448
Oil States International, Inc.* (Oil & Gas Services)	5,810	198,237
Parker Drilling Co.* (Oil & Gas)	12,450	93,998
Patterson-UTI Energy, Inc. (Oil & Gas)	17,430	340,234
Penn Virginia Corp. (Oil & Gas)	4,150	181,064
Petrohawk Energy Corp.* (Oil & Gas)	19,090	330,448
Pioneer Natural Resources Co. (Oil & Gas)	13,280	648,595
Plains Exploration & Production Co.* (Oil & Gas)	12,450	672,300
Pride International, Inc.* (Oil & Gas)	18,260	619,014
Quicksilver Resources, Inc.* (Oil & Gas)	5,810	346,218
Range Resources Corp. (Oil & Gas)	16,600	852,576
Rowan Cos., Inc. (Oil & Gas)	12,450	491,277
Schlumberger, Ltd.ADR (Oil & Gas Services)	131,970	12,981,889
SEACOR SMIT, Inc.* (Oil & Gas Services)	2,490	230,923
Smith International, Inc. (Oil & Gas Services)	22,410	1,654,978
Southwestern Energy Co.* (Oil & Gas)	19,090	1,063,695
St. Mary Land & Exploration Co. (Oil & Gas)	6,640	256,370
Stone Energy Corp.* (Oil & Gas)	2,490	116,806
Sunoco, Inc. (Oil & Gas)	13,280	962,003
Superior Energy Services, Inc.* (Oil & Gas Services)	9,130	314,255
Swift Energy Co.* (Oil & Gas)	3,320	146,445
Tesoro Petroleum Corp. (Oil & Gas)	14,940	712,638
TETRA Technologies, Inc.* (Oil & Gas Services)	8,300	129,231
Tidewater, Inc. (Oil & Gas Services)	5,810	318,737
Transocean, Inc.ADR* (Oil & Gas)	34,030	4,871,394
Ultra Petroleum Corp.* (Oil & Gas)	16,600	1,186,900
Unit Corp.* (Oil & Gas)	4,980	230,325
Valero Energy Corp. (Oil & Gas)	60,590	4,243,118

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Oil & Gas	December 31, 2007

Common Stocks, continued
	Shares	Value

W-H Energy Services, Inc.* (Oil & Gas Services)	3,320	$186,617
Weatherford International, Ltd.ADR* (Oil & Gas Services)	37,350	2,562,210
Whiting Petroleum Corp.* (Oil & Gas)	4,980	287,147
XTO Energy, Inc. (Oil & Gas)	53,120	2,728,244

TOTAL COMMON STOCKS
(Cost $89,065,605)		185,276,070

Repurchase Agreements (0.1%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $43,010 (Collateralized by $45,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $45,168)	$43,000	43,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $120,028 (Collateralized by $122,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $122,866)	120,000	120,000

TOTAL REPURCHASE AGREEMENTS
(Cost $163,000)		163,000

TOTAL INVESTMENT SECURITIES
(Cost $89,228,605)—95.2%		185,439,070
Net other assets (liabilities)—4.8%		9,431,808

NET ASSETS—100.0%		$194,870,878

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Oil & Gas invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Electric	0.2%
Oil & Gas	76.3%
Oil & Gas Services	17.8%
Pipelines	0.7%
Transportation	0.1%
Other**	4.9%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Oil & Gas

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $89,065,605)	$185,276,070
Repurchase agreements, at cost	163,000

Total Investment Securities	185,439,070
Cash	473
Dividends and interest receivable	62,010
Receivable for capital shares issued	6,250,963
Receivable for investments sold	9,742,571
Prepaid expenses	354

Total Assets	201,495,441

Liabilities:
Payable for investments purchased	6,109,888
Payable for capital shares redeemed	233,940
Advisory fees payable	101,900
Management services fees payable	13,587
Administration fees payable	4,710
Administrative services fees payable	54,078
Distribution fees payable	39,315
Trustee fees payable	30
Transfer agency fees payable	10,542
Fund accounting fees payable	7,270
Compliance services fees payable	3,694
Other accrued expenses	45,609

Total Liabilities	6,624,563

Net Assets	$194,870,878

Net Assets consist of:
Capital	$103,112,943
Accumulated net realized gains (losses) on investments	(4,452,530)

Net unrealized appreciation (depreciation) on investments	96,210,465

Net Assets	$194,870,878

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,921,855

Net Asset Value (offering and redemption price per share)	$66.69

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$2,191,807
Interest	25,351

Total Investment Income	2,217,158

Expenses:
Advisory fees	1,246,759
Management services fees	249,353
Administration fees	52,135
Transfer agency fees	56,030
Administrative services fees	579,098
Distribution fees	415,586
Custody fees	32,424
Fund accounting fees	75,900
Trustee fees	2,333
Compliance services fees	3,574
Other fees	125,178

Total Gross Expenses before reductions	2,838,370
Less Expenses reduced by the Advisor	(128,750)

Total Net Expenses	2,709,620

Net Investment Income (Loss)	(492,462)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	10,074,132
Change in net unrealized appreciation/depreciation on investments	32,901,176

Net Realized and Unrealized Gains (Losses) on Investments	42,975,308

Change in Net Assets Resulting from Operations	$42,482,846

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Oil & Gas

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(492,462)	$(239,949)
Net realized gains (losses) on investments	10,074,132	9,392,567
Change in net unrealized appreciation/depreciation on investments	32,901,176	12,483,729

Change in net assets resulting from operations	42,482,846	21,636,347

Distributions to Shareholders From:
Net realized gains on investments	(4,283,910)	(12,141,848)

Change in net assets resulting from distributions	(4,283,910)	(12,141,848)

Capital Transactions:
Proceeds from shares issued	302,318,292	274,270,360
Dividends reinvested	4,283,910	12,141,848
Value of shares redeemed	(294,146,006)	(300,156,977)

Change in net assets resulting from capital transactions	12,456,196	(13,744,769)

Change in net assets	50,655,132	(4,250,270)
Net Assets:
Beginning of period	144,215,746	148,466,016

End of period	$194,870,878	$144,215,746

Share Transactions:
Issued	5,094,141	5,281,488
Reinvested	69,252	269,939
Redeemed	(5,041,455)	(5,908,691)

Change in shares	121,938	(357,264)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Oil & Gas

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$51.51	$47.02	$36.63	$28.33	$23.17

Investment Activities:
Net investment income (loss)(a)	(0.17)	(0.08)	(0.15)	(0.05)	(0.01)
Net realized and unrealized gains (losses) on investments	16.79	9.13	11.64	8.37	5.17

Total income (loss) from investment activities	16.62	9.05	11.49	8.32	5.16

Distributions to Shareholders From:
Net realized gains on investments	(1.44)	(4.56)	(1.10)	(0.02)	—

Net Asset Value, End of Period	$66.69	$51.51	$47.02	$36.63	$28.33

Total Return	32.48%	20.63%	31.31%	29.36%	22.27%

Ratios to Average Net Assets:
Gross expenses	1.71%	1.76%	1.86%	1.92%	2.09%
Net expenses	1.63%	1.68%	1.86%	1.92%	1.98%
Net investment income (loss)	(0.30)%	(0.15)%	(0.34)%	(0.16)%	(0.05)%

Supplemental Data:
Net assets, end of period (000’s)	$194,871	$144,216	$148,466	$85,137	$44,398
Portfolio turnover rate(b)	180%	166%	298%	470%	1,091%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Pharmaceuticals

The ProFund VP Pharmaceuticals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index. For the year ended December 31, 2007, the Fund had a total return of 2.32%, compared to a return of 4.46%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals subsector of the U.S. equity market. Component companies include the makers of prescription and over-the-counter drugs, such as birth control pills, vaccines, aspirin and cold remedies.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Merck (+37.36%), Abbott Laboratories (+18.04%), and Schering-Plough (+13.66%), while the bottom three performers in this group were Forest Laboratories (–27.96%), Wyeth (–11.36%), and Pfizer (–8.15%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Pharmaceuticals from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Pharmaceuticals	5/1/02	2.32%	1.14%	–1.54%	1.72%	1.63%

Dow Jones U.S. Pharmaceuticals Index	5/1/02	4.46%	3.36%	0.54%	N/A	N/A

S&P 500 Index	5/1/02	5.49%	12.82%	7.39%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Pharmaceuticals

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Pharmaceuticals seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	82%
Swap Agreements	18%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Johnson & Johnson	22.6%
Pfizer, Inc.	18.4%
Merck & Co., Inc.	8.2%
Bristol-Myers Squibb Co.	4.8%
Abbott Laboratories	4.8%

Dow Jones U.S. Pharmaceuticals Index - Composition
The Dow Jones U.S. Pharmaceuticals Index is comprised of a single sector.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Pharmaceuticals	December 31, 2007

Common Stocks (82.4)%
	Shares	Value

Abbott Laboratories (Pharmaceuticals)	10,642	$597,548
Adams Respiratory Therapeutics, Inc.* (Pharmaceuticals)	486	29,034
Alkermes, Inc.* (Pharmaceuticals)	1,458	22,730
Allergan, Inc. (Pharmaceuticals)	4,536	291,393
Alpharma, Inc.—Class A* (Pharmaceuticals)	648	13,057
APP Pharmaceuticals, Inc.* (Pharmaceuticals)	324	3,327
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	1,620	86,022
Bristol-Myers Squibb Co. (Pharmaceuticals)	22,660	600,943
Cephalon, Inc.* (Pharmaceuticals)	972	69,751
Eli Lilly & Co. (Pharmaceuticals)	11,056	590,280
Endo Pharmaceuticals Holdings, Inc.* (Pharmaceuticals)	1,944	51,847
Forest Laboratories, Inc.* (Pharmaceuticals)	4,698	171,242
Hospira, Inc.* (Pharmaceuticals)	2,268	96,708
Johnson & Johnson (Healthcare-Products)	42,444	2,831,015
King Pharmaceuticals, Inc.* (Pharmaceuticals)	3,564	36,495
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	810	21,036
Merck & Co., Inc. (Pharmaceuticals)	17,638	1,024,944
MGI Pharma, Inc.* (Pharmaceuticals)	1,134	45,961
Mylan Laboratories, Inc. (Pharmaceuticals)	4,536	63,776
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	324	4,497
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	486	11,664
Perrigo Co. (Pharmaceuticals)	1,134	39,701
Pfizer, Inc. (Pharmaceuticals)	101,088	2,297,730
Schering-Plough Corp. (Pharmaceuticals)	22,276	593,433
Sepracor, Inc.* (Pharmaceuticals)	1,620	42,525
The Medicines Co.* (Pharmaceuticals)	810	15,520
Theravance, Inc.* (Pharmaceuticals)	810	15,795
Valeant Pharmaceuticals International* (Pharmaceuticals)	1,134	13,574
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	1,458	39,570
Wyeth (Pharmaceuticals)	13,264	586,136

TOTAL COMMON STOCKS
(Cost $8,307,042)		10,307,254

Repurchase Agreements (0.5%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $17,004 (Collateralized by $20,000 U.S. Treasury Notes, 4.00%, 4/15/10, market value $19,691)	$17,000	17,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $46,011 (Collateralized by $47,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $47,333)	46,000	46,000

TOTAL REPURCHASE AGREEMENTS
(Cost $63,000)		63,000

TOTAL INVESTMENT SECURITIES
(Cost $8,370,042)—82.9%		10,370,254
Net other assets (liabilities)—17.1%		2,140,584

NET ASSETS—100.0%		$12,510,838

*	Non-income producing security

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Dow Jones U.S. Pharmaceuticals Index expiring 1/24/08	$2,199,450	$(550)

ProFund VP Pharmaceuticals invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Healthcare-Products	22.6%
Pharmaceuticals	59.8%
Other**	17.6%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Pharmaceuticals

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $8,307,042)	$10,307,254
Repurchase agreements, at cost	63,000

Total Investment Securities	10,370,254
Cash	280
Dividends and interest receivable	12,132
Receivable for investments sold	2,903,880
Prepaid expenses	49

Total Assets	13,286,595

Liabilities:
Payable for capital shares redeemed	754,458
Unrealized loss on swap agreements	550
Advisory fees payable	6,386
Management services fees payable	851
Administration fees payable	353
Administrative services fees payable	3,965
Distribution fees payable	2,836
Trustee fees payable	2
Transfer agency fees payable	769
Fund accounting fees payable	545
Compliance services fees payable	306
Other accrued expenses	4,736

Total Liabilities	775,757

Net Assets	$12,510,838

Net Assets consist of:
Capital	$16,332,396
Accumulated net investment income (loss)	240,807
Accumulated net realized gains (losses) on investments	(6,062,027)
Net unrealized appreciation (depreciation) on investments	1,999,662

Net Assets	$12,510,838

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	491,235

Net Asset Value (offering and redemption price per share)	$25.47

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$558,169
Interest	3,894

Total Investment Income	562,063

Expenses:
Advisory fees	147,817
Management services fees	29,564
Administration fees	6,135
Transfer agency fees	6,497
Administrative services fees	68,971
Distribution fees	49,272
Custody fees	8,457
Fund accounting fees	8,953
Trustee fees	282
Compliance services fees	274
Other fees	15,512

Total Gross Expenses before reductions	341,734
Less Expenses reduced by the Advisor	(20,478)

Total Net Expenses	321,256

Net Investment Income (Loss)	240,807

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	450,768
Net realized gains (losses) on swap agreements	85,483
Change in net unrealized appreciation/depreciation on investments	(450,256)

Net Realized and Unrealized Gains (Losses) on Investments	85,995

Change in Net Assets Resulting from Operations	$326,802

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Pharmaceuticals

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$240,807	$216,589
Net realized gains (losses) on investments	536,251	(607,835)
Change in net unrealized appreciation/depreciation on investments	(450,256)	1,416,422

Change in net assets resulting from operations	326,802	1,025,176

Distributions to Shareholders From:
Net investment income	(216,589)	(79,670)

Change in net assets resulting from distributions	(216,589)	(79,670)

Capital Transactions:
Proceeds from shares issued	73,246,036	90,898,439
Dividends reinvested	216,589	79,670
Value of shares redeemed	(82,141,123)	(81,624,741)

Change in net assets resulting from capital transactions	(8,678,498)	9,353,368

Change in net assets	(8,568,285)	10,298,874
Net Assets:
Beginning of period	21,079,123	10,780,249

End of period	$12,510,838	$21,079,123

Accumulated net investment income (loss)	$240,807	$216,589

Share Transactions:
Issued	2,760,817	3,720,466
Reinvested	8,598	3,165
Redeemed	(3,112,288)	(3,367,274)

Change in shares	(342,873)	356,357

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Pharmaceuticals

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$25.27	$22.56	$23.54	$25.93	$25.96

Investment Activities:
Net investment income (loss)(a)	0.32	0.25	0.15	0.08	(0.09)
Net realized and unrealized gains (losses) on investments	0.26	2.51	(1.05)	(2.47)	1.51

Total income (loss) from investment activities	0.58	2.76	(0.90)	(2.39)	1.42

Distributions to Shareholders From:
Net investment income	(0.38)	(0.05)	(0.08)	—	—
Net realized gains on investments	—	—	—	—	(1.45)

Total distributions	(0.38)	(0.05)	(0.08)	—	(1.45)

Net Asset Value, End of Period	$25.47	$25.27	$22.56	$23.54	$25.93

Total Return	2.32%	12.18%	(3.82)%	(9.22)%	5.60%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.75%	1.93%	1.97%	2.06%
Net expenses	1.63%	1.70%	1.93%	1.97%	1.98%
Net investment income (loss)	1.22%	1.02%	0.65%	0.32%	(0.33)%

Supplemental Data:
Net assets, end of period (000’s)	$12,511	$21,079	$10,780	$11,803	$11,851
Portfolio turnover rate(b)	443%	454%	853%	1,223%	2,569%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Precious Metals

The ProFund VP Precious Metals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Precious Metals Index. For the year ended December 31, 2007, the Fund had a total return of 22.46%, compared to a return of 25.27%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones Precious Metals Index measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. Prior to June 19, 2004, the Fund was benchmarked to the Philadelphia Stock Exchange Gold & Silver Sector Index. This index measured the performance of the gold and silver mining industry of the global equity market. Component companies included companies involved in the mining and production of gold, silver, and other precious metals, precious stones, and pearls.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Freeport-McMoRan Copper & Gold (+86.84%), Randgold Resources (+58.95%), and Barrick Gold (+38.18%), while the bottom three performers in this group were Harmony Gold Mining (–34.54%), Gold Fields (–23.57%), and AngloGold Ashanti (–8.10%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Precious Metals from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Precious Metals	5/1/02	22.46%	15.80%	13.44%	1.68%	1.63%

Dow Jones Precious Metals Index[3]	5/1/02	25.27%	18.92%	16.90%	N/A	N/A

S&P 500 Index	5/1/02	5.49%	12.82%	7.39%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The Philadelphia Stock Exchange Gold and Silver Index represents performance from May 1, 2002 to June 17, 2004 and the Dow Jones Precious Metals Index represents performance from June 18, 2004 to present.
4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Precious Metals

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Precious Metals seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones Precious Metals Index.
Market Exposure
Investment Type	% of Net Assets

Swap Agreements	101%

Total Exposure	101%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Holdings

The ProFund VP Precious Metals primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Dow Jones Precious Metals Index - Composition
The Dow Jones Precious Metals Index is comprised of a single sector.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Precious Metals	December 31, 2007

U.S. Government Agency Obligations (19.7%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08†	$31,906,000	$31,903,341

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $31,903,341)		31,903,341

Repurchase Agreements (78.6%)
HSBC, 4.10%, 1/2/08†, dated 12/31/07, with a repurchase price of $31,913,267 (Collateralized by $31,555,000 of various Federal Home Loan Bank Securities, 3.75% - 5.25%, 3/13/09-1/8/10, market value $32,498,160)	31,906,000	31,906,000
Merrill Lynch, 3.95%, 1/2/08†, dated 12/31/07, with a repurchase price of $31,913,002 (Collateralized by $32,035,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $32,547,512)	31,906,000	31,906,000
UBS, 4.15%, 1/2/08†, dated 12/31/07, with a repurchase price of $31,889,351 (Collateralized by $32,095,000 of various U.S. Government Agency Obligations, 4.786% - 5.25%, 12/24/08-2/22/12, market value $32,527,093)	31,882,000	31,882,000
UMB, 1.57%, 1/2/08†, dated 12/31/07, with a repurchase price of $31,908,783 (Collateralized by $32,782,000 of various Federal Home Loan Bank Securities, 3.656%* - 4.20%, 1/16/08-11/19/08, market value $32,543,438)	31,906,000	31,906,000

TOTAL REPURCHASE AGREEMENTS
(Cost $127,600,000)		127,600,000

TOTAL INVESTMENT SECURITIES
(Cost $159,503,341)—98.3%		159,503,341
Net other assets (liabilities)—1.7%		2,738,988

NET ASSETS—100.0%		$162,242,329

†	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
*	Represents the effective yield or interest rate in effect at December 31, 2007.

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Dow Jones Precious Metals Index expiring 1/24/08	$163,198,725	$4,024,190

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Precious Metals

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $31,903,341)	$31,903,341
Repurchase agreements, at cost	127,600,000

Total Investment Securities	159,503,341
Cash	1,137
Segregated cash balances with custodian for swap agreements	534
Interest receivable	12,201
Unrealized gain on swap agreements	4,024,190
Receivable for capital shares issued	278,962
Prepaid expenses	320

Total Assets	163,820,685

Liabilities:
Payable for capital shares redeemed	1,330,171
Advisory fees payable	93,613
Management services fees payable	12,482
Administration fees payable	4,236
Administrative services fees payable	48,278
Distribution fees payable	34,989
Trustee fees payable	27
Transfer agency fees payable	9,830
Fund accounting fees payable	6,539
Compliance services fees payable	2,909
Other accrued expenses	35,282

Total Liabilities	1,578,356

Net Assets	$162,242,329

Net Assets consist of:
Capital	$147,966,834
Accumulated net investment income (loss)	4,171,098
Accumulated net realized gains (losses) on investments	6,080,207
Net unrealized appreciation (depreciation) on investments	4,024,190

Net Assets	$162,242,329

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,131,132

Net Asset Value (offering and redemption price per share)	$51.82

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$6,165,614

Expenses:
Advisory fees	918,016
Management services fees	183,604
Administration fees	38,470
Transfer agency fees	41,708
Administrative services fees	425,718
Distribution fees	306,005
Custody fees	12,248
Fund accounting fees	55,895
Trustee fees	1,730
Compliance services fees	2,886
Other fees	91,985

Total Gross Expenses before reductions	2,078,265
Less Expenses reduced by the Advisor	(83,749)

Total Net Expenses	1,994,516

Net Investment Income (Loss)	4,171,098

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	13,694
Net realized gains (losses) on swap agreements	12,670,417
Change in net unrealized appreciation/depreciation on investments	1,745,290

Net Realized and Unrealized Gains (Losses) on Investments	14,429,401

Change in Net Assets Resulting from Operations	$18,600,499

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Precious Metals

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$4,171,098	$4,327,698
Net realized gains (losses) on investments	12,684,111	(463,980)
Change in net unrealized appreciation/depreciation on investments	1,745,290	(154,049)

Change in net assets resulting from operations	18,600,499	3,709,669

Distributions to Shareholders From:
Net investment income	(4,327,698)	(903,704)

Change in net assets resulting from distributions	(4,327,698)	(903,704)

Capital Transactions:
Proceeds from shares issued	253,859,703	280,417,236
Dividends reinvested	4,327,698	903,704
Value of shares redeemed	(235,491,964)	(272,026,241)

Change in net assets resulting from capital transactions	22,695,437	9,294,699

Change in net assets	36,968,238	12,100,664
Net Assets:
Beginning of period	125,274,091	113,173,427

End of period	$162,242,329	$125,274,091

Accumulated net investment income (loss)	$4,171,098	$4,327,698

Share Transactions:
Issued	5,367,460	6,305,315
Reinvested	90,899	22,977
Redeemed	(5,187,272)	(6,218,334)

Change in shares	271,087	109,958

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Precious Metals

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$43.80	$41.15	$32.58	$40.99	$29.44

Investment Activities:
Net investment income (loss)(a)	1.57	1.46	0.45	(0.20)	(0.31)
Net realized and unrealized gains (losses) on investments	8.11	1.55 (b)	8.12	(3.64)	11.86

Total income (loss) from investment activities	9.68	3.01	8.57	(3.84)	11.55

Distributions to Shareholders From:
Net investment income	(1.66)	(0.36)	—	—	—
Net realized gains on investments	—	—	—	(4.57)	—

Total distributions	(1.66)	(0.36)	—	(4.57)	—

Net Asset Value, End of Period	$51.82	$43.80	$41.15	$32.58	$40.99

Total Return	22.46%	7.36%	26.30%	(9.92)%	39.23%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.74%	1.86%	1.87%	1.98%
Net expenses	1.63%	1.70%	1.86%	1.87%	1.97%
Net investment income (loss)	3.41%	3.30%	1.38%	(0.58)%	(0.94)%

Supplemental Data:
Net assets, end of period (000’s)	$162,242	$125,274	$113,173	$60,432	$76,218
Portfolio turnover rate(c)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP Real Estate

The ProFund VP Real Estate seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index. For the year ended December 31, 2007, the Fund had a total return of –19.61%, compared to a return of –18.15%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Real Estate Index measures the performance of the real estate sector of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Plum Creek Timber (+20.36%), ProLogis (+7.35%), and Boston Properties (–10.36%), while the bottom three performers in this group were Host Hotels & Resorts (–27.14%), Vornado Realty Trust (–25.45%), and Equity Residential (–24.90%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Real Estate from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Real Estate	1/22/01	–19.61%	14.00%	11.29%	1.72%	1.63%

Dow Jones U.S. Real Estate Index	1/22/01	–18.15%	16.91%	14.38%	N/A	N/A

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Real Estate

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Real Estate seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Real Estate Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Simon Property Group, Inc.	6.6%
ProLogis	5.6%
Vornado Realty Trust	4.3%
Boston Properties, Inc.	3.8%
Equity Residential Properties Trust	3.4%

Dow Jones U.S. Real Estate Index - Composition

The Dow Jones U.S. Real Estate Index is comprised of a single sector.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Real Estate	December 31, 2007

Common Stocks (100.0%)
	Shares	Value

Alexandria Real Estate Equities, Inc. (REIT)	3,094	$314,567
AMB Property Corp. (REIT)	9,828	565,700
American Financial Realty Trust (REIT)	12,740	102,175
Annaly Mortgage Management, Inc. (REIT)	39,676	721,310
Apartment Investment and Management Co.—Class A (REIT)	9,464	328,685
Avalonbay Communities, Inc. (REIT)	7,826	736,740
BioMed Realty Trust, Inc. (REIT)	6,552	151,810
Boston Properties, Inc. (REIT)	11,830	1,086,112
Brandywine Realty Trust (REIT)	8,554	153,373
BRE Properties, Inc.—Class A (REIT)	5,096	206,541
Brookfield Properties Corp.ADR (Real Estate)	20,384	392,392
Camden Property Trust (REIT)	5,460	262,899
CapitalSource, Inc. (Diversified Financial Services)	15,288	268,916
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	20,202	435,353
CBL & Associates Properties, Inc. (REIT)	6,552	156,658
Colonial Properties Trust (REIT)	4,550	102,967
Corporate Office Properties Trust (REIT)	4,732	149,058
Cousins Properties, Inc. (REIT)	4,004	88,488
DCT Industrial Trust, Inc. (REIT)	16,744	155,887
Developers Diversified Realty Corp. (REIT)	12,194	466,908
DiamondRock Hospitality Co. (REIT)	9,464	141,771
Digital Realty Trust, Inc. (REIT)	5,824	223,467
Douglas Emmett, Inc. (REIT)	9,828	222,211
Duke-Weeks Realty Corp. (REIT)	14,378	374,978
Entertainment Properties Trust (REIT)	2,730	128,310
Equity Lifestyle Properties, Inc. (REIT)	2,184	99,743
Equity Residential Properties Trust (REIT)	26,754	975,718
Essex Property Trust, Inc. (REIT)	2,548	248,405
Federal Realty Investment Trust (REIT)	5,642	463,490
FelCor Lodging Trust, Inc. (REIT)	6,188	96,471
First Industrial Realty Trust, Inc. (REIT)	4,368	151,133
Forest City Enterprises, Inc.—Class A (Real Estate)	6,370	283,083
Forestar Real Estate Group, Inc.* (Real Estate)	3,276	77,281
Franklin Street Properties Corp. (REIT)	6,370	94,276
Friedman, Billings, Ramsey Group, Inc.—Class A (Diversified Financial Services)	13,650	42,861
General Growth Properties, Inc. (REIT)	22,750	936,845
HCP, Inc. (REIT)	21,476	746,935
Health Care REIT, Inc. (REIT)	8,372	374,145
Healthcare Realty Trust, Inc. (REIT)	5,096	129,387
Highwoods Properties, Inc. (REIT)	5,642	165,762
Home Properties, Inc. (REIT)	3,276	146,929
Hospitality Properties Trust (REIT)	9,282	299,066
Host Marriott Corp. (REIT)	51,506	877,662
HRPT Properties Trust (REIT)	22,386	173,044
iStar Financial, Inc. (REIT)	12,558	327,136
Jones Lang LaSalle, Inc. (Real Estate)	3,640	259,022
Kilroy Realty Corp. (REIT)	3,276	180,049
Kimco Realty Corp. (REIT)	21,658	788,351
LaSalle Hotel Properties (REIT)	4,004	127,728
Lexington Corporate Properties Trust (REIT)	6,006	87,327
Liberty Property Trust (REIT)	9,100	262,171
Mack-Cali Realty Corp. (REIT)	6,734	228,956
Maguire Properties, Inc. (REIT)	3,640	107,271
Mid-America Apartment Communities, Inc. (REIT)	2,548	108,927
National Retail Properties, Inc. (REIT)	7,098	165,951
Nationwide Health Properties, Inc. (REIT)	9,282	291,455
Newcastle Investment Corp. (REIT)	5,278	68,403
Pennsylvania REIT (REIT)	3,822	113,437
Plum Creek Timber Co., Inc. (Forest Products & Paper)	17,108	787,652
Post Properties, Inc. (REIT)	4,368	153,404
Potlatch Corp. (Forest Products & Paper)	3,822	169,850
ProLogis (REIT)	25,298	1,603,387
Public Storage, Inc. (REIT)	12,740	935,243
RAIT Financial Trust (REIT)	6,006	51,772
Rayonier, Inc. (Forest Products & Paper)	7,644	361,103
Realty Income Corp. (REIT)	10,010	270,470
Redwood Trust, Inc. (REIT)	2,548	87,244
Regency Centers Corp. (REIT)	6,916	446,013
Senior Housing Properties Trust (REIT)	8,190	185,749
Simon Property Group, Inc. (REIT)	22,022	1,912,831
SL Green Realty Corp. (REIT)	5,824	544,311
St. Joe Co. (Real Estate)	7,462	264,976
Strategic Hotels & Resorts, Inc. (REIT)	7,280	121,794
Sunstone Hotel Investors, Inc. (REIT)	6,006	109,850
Taubman Centers, Inc. (REIT)	5,278	259,625
The Macerich Co. (REIT)	7,098	504,384
Thornburg Mortgage Asset Corp. (REIT)	12,922	119,399
UDR, Inc. (REIT)	13,286	263,727
Ventas, Inc. (REIT)	13,286	601,191

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Real Estate	December 31, 2007

Common Stocks, continued
	Shares	Value

Vornado Realty Trust (REIT)	14,014	$1,232,531
Washington REIT (REIT)	4,550	142,915
Weingarten Realty Investors (REIT)	7,826	246,049

TOTAL COMMON STOCKS
(Cost $17,060,766)		28,811,166

TOTAL INVESTMENT SECURITIES
(Cost $17,060,766)—100.0%		28,811,166
Net other assets (liabilities)—NM		(7,089)

NET ASSETS—100.0%		$28,804,077

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Real Estate invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Diversified Financial Services	1.1%
Forest Products & Paper	4.6%
REIT	88.3%
Real Estate	6.0%
Other	NM

REIT	Real Estate Investment Trust
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Real Estate

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $17,060,766).	$28,811,166
Dividends and interest receivable	278,405
Receivable for capital shares issued	8,473
Receivable for investments sold	949,523
Prepaid expenses	232

Total Assets	30,047,799

Liabilities:
Cash overdraft	183,561
Payable for investments purchased	79,862
Payable for capital shares redeemed	928,564
Advisory fees payable	15,483
Management services fees payable	2,064
Administration fees payable	821
Administrative services fees payable	9,266
Distribution fees payable	6,696
Trustee fees payable	5
Transfer agency fees payable	1,891
Fund accounting fees payable	1,267
Compliance services fees payable	749
Other accrued expenses	13,493

Total Liabilities	1,243,722

Net Assets	$28,804,077

Net Assets consist of:
Capital	$22,844,338
Accumulated net realized gains (losses) on investments	(5,790,661)
Net unrealized appreciation (depreciation) on investments	11,750,400

Net Assets	$28,804,077

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	582,638

Net Asset Value (offering and redemption price per share)	$49.44

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$1,037,710
Interest	3,371

Total Investment Income	1,041,081

Expenses:
Advisory fees	448,039
Management services fees	89,608
Administration fees	18,660
Transfer agency fees	20,107
Administrative services fees	207,336
Distribution fees	149,346
Custody fees	22,837
Fund accounting fees	27,476
Trustee fees	1,147
Compliance services fees	1,009
Other fees	45,784

Total Gross Expenses before reductions	1,031,349
Less Expenses reduced by the Advisor	(57,611)

Total Net Expenses	973,738

Net Investment Income (Loss)	67,343

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	3,784,680
Change in net unrealized appreciation/depreciation on investments	(15,023,412)

Net Realized and Unrealized Gains (Losses) on Investments	(11,238,732)

Change in Net Assets Resulting from Operations	$(11,171,389)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Real Estate

Statements of Changes in Net Assets
	For the year ended December 31, 2007	For the year ended December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$67,343	$695,797
Net realized gains (losses) on investments	3,784,680	786,385
Change in net unrealized appreciation/depreciation on investments	(15,023,412)	12,741,185

Change in net assets resulting from operations	(11,171,389)	14,223,367

Distributions to Shareholders From:
Net investment income	(543,318)	(353,558)
Net realized gains on investments	(1,701,115)	(3,437,330)

Change in net assets resulting from distributions	(2,244,433)	(3,790,888)

Capital Transactions:
Proceeds from shares issued	371,683,395	499,989,452
Dividends reinvested	2,244,433	3,790,888
Value of shares redeemed	(402,167,937)	(478,346,970)

Change in net assets resulting from capital transactions	(28,240,109)	25,433,370

Change in net assets	(41,655,931)	35,865,849
Net Assets:
Beginning of period	70,460,008	34,594,159

End of period	$28,804,077	$70,460,008

Accumulated net investment income (loss)	$—	$342,239

Share Transactions:
Issued	5,650,424	8,379,907
Reinvested	41,423	62,168
Redeemed	(6,182,573)	(8,029,445)

Change in shares	(490,726)	412,630

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Real Estate

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the year ended Dec. 31, 2007	For the year ended Dec. 31, 2006	For the year ended Dec. 31, 2005	For the year ended Dec. 31, 2004	For the year ended Dec. 31, 2003

Net Asset Value, Beginning of Period	$65.64	$52.36	$50.49	$40.89	$31.16

Investment Activities:
Net investment income (loss)(a)	0.07	0.68	0.59	1.04	1.09
Net realized and unrealized gains (losses) on investments	(12.64)	16.04	2.78	9.86	9.14

Total income (loss) from investment activities	(12.57)	16.72	3.37	10.90	10.23

Distributions to Shareholders From:
Net investment income	(0.89)	(0.34)	(1.50)	(0.82)	(0.50)
Net realized gains on investments	(2.74)	(3.10)	—	(0.38)	—
Return of capital	—	—	—	(0.10)	—

Total distributions	(3.63)	(3.44)	(1.50)	(1.30)	(0.50)

Net Asset Value, End of Period	$49.44	$65.64	$52.36	$50.49	$40.89

Total Return	(19.61)%	32.49%	6.75%	27.20%	33.15%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.76%	1.89%	1.93%	2.02%
Net expenses	1.63%	1.70%	1.89%	1.93%	1.98%
Net investment income (loss)	0.11%	1.13%	1.17%	2.35%	3.08%

Supplemental Data:
Net assets, end of period (000’s)	$28,804	$70,460	$34,594	$79,668	$39,613
Portfolio turnover rate(b)	603%	719%	1,105%	1,184%	1,113%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Semiconductor

The ProFund VP Semiconductor seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Semiconductor Index. For the year ended December 31, 2007, the Fund had a total return of 7.08%, compared to a total return of 9.40%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Semiconductors Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and motherboards.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were MEMC Electronic Materials (+126.09%), Nvidia (+37.88%), and Intel (+34.22%), while the bottom three performers in this group were SanDisk (–22.91%), Broadcom (–19.10%), and Applied Materials (–2.60%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Semiconductor from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Semiconductor	5/1/02	7.08%	9.25%	–3.69%	1.81%	1.63%

Dow Jones U.S. Semiconductors Index	5/1/02	9.40%	12.04%	–1.22%	N/A	N/A

S&P 500 Index	5/1/02	5.49%	12.82%	7.39%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Semiconductor

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Semiconductor seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Semiconductors Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	89%

Total Exposure	89%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Intel Corp.	24.6%
Texas Instruments, Inc.	10.7%
Applied Materials, Inc.	5.7%
MEMC Electronic Materials, Inc.	4.7%
NVIDIA Corp.	4.4%

Dow Jones U.S. Semiconductors Index - Composition
The Dow Jones U.S. Semiconductors Index is comprised of a single sector.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Semiconductor	December 31, 2007

Common Stocks (89.1%)
	Shares	Value

Actel Corp.* (Semiconductors)	296	$4,043
Advanced Micro Devices, Inc.* (Semiconductors)	6,808	51,060
Altera Corp. (Semiconductors)	4,144	80,062
Amkor Technology, Inc.* (Semiconductors)	1,332	11,362
Analog Devices, Inc. (Semiconductors)	3,848	121,982
Applied Materials, Inc. (Semiconductors)	16,872	299,647
Applied Micro Circuits Corp.* (Semiconductors)	888	7,761
Atheros Communications* (Telecommunications)	740	22,600
Atmel Corp.* (Semiconductors)	5,032	21,738
ATMI, Inc.* (Semiconductors)	444	14,319
Axcelis Technologies, Inc.* (Semiconductors)	1,184	5,446
Broadcom Corp.—Class A* (Semiconductors)	5,772	150,880
Brooks Automation, Inc.* (Semiconductors)	740	9,775
Cabot Microelectronics Corp.* (Chemicals)	296	10,629
Cirrus Logic, Inc.* (Semiconductors)	1,036	5,470
Cohu, Inc. (Semiconductors)	296	4,529
Conexant Systems, Inc.* (Semiconductors)	5,920	4,914
Cree Research, Inc.* (Semiconductors)	888	24,393
Cymer, Inc.* (Electronics)	444	17,285
Cypress Semiconductor Corp.* (Semiconductors)	1,924	69,322
DSP Group, Inc.* (Semiconductors)	444	5,417
Entegris, Inc.* (Semiconductors)	1,480	12,772
Exar Corp.* (Semiconductors)	592	4,718
Fairchild Semiconductor International, Inc.* (Semiconductors)	1,480	21,356
First Solar, Inc.* (Energy-Alternate Sources)	444	118,610
FormFactor, Inc.* (Semiconductors)	592	19,595
Integrated Device Technology, Inc.* (Semiconductors)	2,368	26,782
Intel Corp. (Semiconductors)	48,892	1,303,461
InterDigital, Inc.* (Telecommunications)	592	13,811
International Rectifier Corp.* (Semiconductors)	888	30,165
Intersil Corp.—Class A (Semiconductors)	1,628	39,853
KLA-Tencor Corp. (Semiconductors)	2,220	106,915
Kulicke & Soffa Industries, Inc.* (Semiconductors)	592	4,061
Lam Research Corp.* (Semiconductors)	1,480	63,980
Lattice Semiconductor Corp.* (Semiconductors)	1,332	4,329
Linear Technology Corp. (Semiconductors)	2,516	80,084
LSI Logic Corp.* (Semiconductors)	8,584	45,581
Marvell Technology Group, Ltd.ADR* (Semiconductors)	5,624	78,624
MEMC Electronic Materials, Inc.* (Semiconductors)	2,812	248,834
Micrel, Inc. (Semiconductors)	740	6,253
Microchip Technology, Inc. (Semiconductors)	2,664	83,703
Micron Technology, Inc.* (Semiconductors)	9,176	66,526
Microsemi Corp.* (Semiconductors)	888	19,660
National Semiconductor Corp. (Semiconductors)	3,256	73,716
Novellus Systems, Inc.* (Semiconductors)	1,480	40,804
NVIDIA Corp.* (Semiconductors)	6,808	231,608
OmniVision Technologies, Inc.* (Semiconductors)	592	9,265
ON Semiconductor Corp.* (Semiconductors)	3,552	31,542
Photronics, Inc.* (Semiconductors)	444	5,537
PMC-Sierra, Inc.* (Semiconductors)	2,664	17,423
Rambus, Inc.* (Semiconductors)	1,184	24,793
RF Micro Devices, Inc.* (Telecommunications)	3,256	18,592
SanDisk Corp.* (Computers)	2,812	93,274
Semtech Corp.* (Semiconductors)	740	11,485
Silicon Image, Inc.* (Semiconductors)	1,036	4,683
Silicon Laboratories, Inc.* (Semiconductors)	592	22,159
Silicon Storage Technology, Inc.* (Computers)	1,036	3,098
SiRF Technology Holdings, Inc.* (Semiconductors)	740	18,596
Skyworks Solutions, Inc.* (Semiconductors)	1,924	16,354
Teradyne, Inc.* (Semiconductors)	2,072	21,425
Tessera Technologies, Inc.* (Semiconductors)	592	24,627
Texas Instruments, Inc. (Semiconductors)	17,020	568,468
Trident Microsystems, Inc.* (Software)	740	4,854
TriQuint Semiconductor, Inc.* (Semiconductors)	1,628	10,794
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	888	32,856
Xilinx, Inc. (Semiconductors)	3,552	77,682
Zoran Corp.* (Semiconductors)	592	13,326

TOTAL COMMON STOCKS
(Cost $2,718,893)		4,719,268

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Semiconductor	December 31, 2007

Repurchase Agreements (0.3%)
	Principal
	Amount	Value

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $3,001 (Collateralized by $4,000 U.S. Treasury Notes, 4.00%, 4/15/10, market value $3,938)	$3,000	$3,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $16,004 (Collateralized by $17,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $17,121)	16,000	16,000

TOTAL REPURCHASE AGREEMENTS
(Cost $19,000)		19,000

TOTAL INVESTMENT SECURITIES
(Cost $2,737,893)—89.4%		4,738,268
Net other assets (liabilities)—10.6%		558,947

NET ASSETS—100.0%		$5,297,215

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Semiconductor invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Chemicals	0.2%
Computers	1.9%
Electronics	0.3%
Energy-Alternate Sources	2.2%
Semiconductors	83.4%
Software	0.1%
Telecommunications	1.0%
Other**	10.9%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Semiconductor

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $2,718,893)	$4,719,268
Repurchase Agreements, at cost	19,000

Total Investment Securities	4,738,268
Cash	233
Dividends and interest receivable	211
Receivable for capital shares issued	123,764
Receivable for investments sold	586,511
Prepaid expenses	15

Total Assets	5,449,002

Liabilities:
Payable for investments purchased	143,415
Advisory fees payable	1,592
Management services fees payable	212
Administration fees payable	138
Administrative services fees payable	1,546
Distribution fees payable	1,105
Trustee fees payable	1
Transfer agency fees payable	306
Fund accounting fees payable	213
Compliance services fees payable	143
Other accrued expenses	3,116

Total Liabilities	151,787

Net Assets	$5,297,215

Net Assets consist of:
Capital	$8,338,735
Accumulated net realized gains (losses) on investments	(5,041,895)
Net unrealized appreciation (depreciation) on investments	2,000,375

Net Assets	$5,297,215

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	243,142

Net Asset Value (offering and redemption price per share)	$21.79

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$75,011
Interest	735

Total Investment Income	75,746

Expenses:
Advisory fees	56,834
Management services fees	11,367
Administration fees	2,382
Transfer agency fees	2,553
Administrative services fees	26,510
Distribution fees	18,945
Custody fees	10,387
Fund accounting fees	3,881
Trustee fees	115
Compliance services fees	138
Other fees	5,308

Total Gross Expenses before reductions	138,420
Less Expenses reduced by the Advisor	(14,900)

Total Net Expenses	123,520

Net Investment Income (Loss)	(47,774)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	233,876
Change in net unrealized appreciation/depreciation on investments	(35,163)

Net Realized and Unrealized Gains (Losses) on Investments	198,713

Change in Net Assets Resulting from Operations	$150,939

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Semiconductor

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(47,774)	$(92,270)
Net realized gains (losses) on investments	233,876	(238,008)
Change in net unrealized appreciation/depreciation on investments	(35,163)	(807,410)

Change in net assets resulting from operations	150,939	(1,137,688)

Distributions to Shareholders From:
Net realized gains on investments	—	(99,030)

Change in net assets resulting from distributions	—	(99,030)

Capital Transactions:
Proceeds from shares issued	51,780,525	66,724,687
Dividends reinvested	—	99,030
Value of shares redeemed	(52,632,508)	(73,270,783)

Change in net assets resulting from capital transactions	(851,983)	(6,447,066)

Change in net assets	(701,044)	(7,683,784)
Net Assets:
Beginning of period	5,998,259	13,682,043

End of period	$5,297,215	$5,998,259

Share Transactions:
Issued	2,342,778	3,102,453
Reinvested	—	4,854
Redeemed	(2,394,379)	(3,429,552)

Change in shares	(51,601)	(322,245)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Semiconductor

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$20.35	$22.18	$22.00	$29.34	$15.58

Investment Activities:
Net investment income (loss)(a)	(0.14)	(0.21)	(0.30)	(0.39)	(0.41)
Net realized and unrealized gains (losses) on investments	1.58	(1.36)	2.20	(6.54)	14.17

Total income (loss) from investment activities	1.44	(1.57)	1.90	(6.93)	13.76

Distributions to Shareholders From:
Net realized gains on investments	—	(0.26)	(1.72)	(0.41)	—

Net Asset Value, End of Period	$21.79	$20.35	$22.18	$22.00	$29.34

Total Return	7.08%	(7.09)%	8.64%	(23.54)%	88.32%

Ratios to Average Net Assets:
Gross expenses	1.83%	1.89%	1.98%	1.99%	2.05%
Net expenses	1.63%	1.80%	1.98%	1.98%	1.98%
Net investment income (loss)	(0.63)%	(0.96)%	(1.34)%	(1.58)%	(1.72)%

Supplemental Data:
Net assets, end of period (000’s)	$5,297	$5,998	$13,682	$10,851	$18,332
Portfolio turnover rate(b)	748%	722%	1,245%	1,460%	1,364%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Technology

The ProFund VP Technology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Index. For the year ended December 31, 2007, the Fund had a total of 14.41%, compared to a return of 15.70%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Technology Index measures the performance of the technology industry of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Apple Inc (+133.47%), Hewlett-Packard (+64.72%), and Intel (+34.22%), while the bottom three performers in this group were Dell (–2.31%), Cisco Systems (–0.95%), and Qualcomm (+5.52%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Technology from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Technology	1/22/01	14.41%	12.71%	–6.09%	1.74%	1.63%

Dow Jones U.S. Technology Index	1/22/01	15.70%	15.13%	–3.83%	N/A	N/A

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Technology

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Technology seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Technology Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	99%

Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Microsoft Corp.	13.2%
Apple Computer, Inc.	7.6%
Google, Inc.—Class A	7.4%
Cisco Systems, Inc.	7.3%
Intel Corp.	6.9%

Dow Jones U.S. Technology Index - Composition
% of Index

Technology Hardware and Equipment	58%
Software and Computer Services	42%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Technology	December 31, 2007

Common Stocks (98.9%)
	Shares	Value

3Com Corp.* (Telecommunications)	6,064	$27,409
ADC Telecommunications, Inc.* (Telecommunications)	1,516	23,574
Adobe Systems, Inc.* (Software)	9,096	388,672
ADTRAN, Inc. (Telecommunications)	758	16,206
Advanced Micro Devices, Inc.* (Semiconductors)	9,096	68,220
Akamai Technologies, Inc.* (Internet)	2,274	78,680
Altera Corp. (Semiconductors)	5,306	102,512
Amdocs, Ltd.ADR* (Telecommunications)	3,032	104,513
American Tower Corp.* (Telecommunications)	6,064	258,326
Analog Devices, Inc. (Semiconductors)	4,548	144,172
ANSYS, Inc.* (Software)	1,516	62,853
Apple Computer, Inc.* (Computers)	13,644	2,702,604
Applied Materials, Inc. (Semiconductors)	21,982	390,400
Arris Group, Inc.* (Telecommunications)	2,274	22,695
Atheros Communications* (Telecommunications)	758	23,149
Atmel Corp.* (Semiconductors)	6,822	29,471
Autodesk, Inc.* (Software)	3,790	188,590
BEA Systems, Inc.* (Software)	6,064	95,690
BMC Software, Inc.* (Software)	3,032	108,061
Broadcom Corp.—Class A* (Semiconductors)	7,580	198,141
Brocade Communications Systems, Inc.* (Computers)	6,064	44,510
CA, Inc. (Software)	6,822	170,209
CACI International, Inc.—Class A* (Computers)	758	33,936
Cadence Design Systems, Inc.* (Computers)	4,548	77,362
Cerner Corp.* (Software)	758	42,751
Check Point Software Technologies, Ltd.ADR* (Internet)	3,032	66,583
Ciena Corp.* (Telecommunications)	1,516	51,711
Cisco Systems, Inc.* (Telecommunications)	95,508	2,585,402
Citrix Systems, Inc.* (Software)	3,032	115,246
Cognizant Technology Solutions Corp.* (Computers)	4,548	154,359
Computer Sciences Corp.* (Computers)	3,032	149,993
Compuware Corp.* (Software)	4,548	40,386
Corning, Inc. (Telecommunications)	24,256	581,901
Cree Research, Inc.* (Semiconductors)	1,516	41,645
Crown Castle International Corp.* (Telecommunications)	4,548	189,197
Cymer, Inc.* (Electronics)	758	29,509
Cypress Semiconductor Corp.* (Semiconductors)	2,274	81,932
Dell, Inc.* (Computers)	31,078	761,722
Diebold, Inc. (Computers)	758	21,967
Digital River, Inc.* (Internet)	758	25,067
DST Systems, Inc.* (Computers)	758	62,573
Electronic Data Systems Corp. (Computers)	8,338	172,847
Electronics for Imaging, Inc.* (Computers)	758	17,040
EMC Corp.* (Computers)	33,352	618,013
Emulex Corp.* (Semiconductors)	1,516	24,741
Equinix, Inc.* (Internet)	758	76,611
F5 Networks, Inc.* (Internet)	1,516	43,236
Fair Isaac Corp. (Software)	758	24,370
Fairchild Semiconductor International, Inc.* (Semiconductors)	2,274	32,814
First Solar, Inc.* (Energy-Alternate Sources)	758	202,492
FormFactor, Inc.* (Semiconductors)	758	25,090
Foundry Networks, Inc.* (Telecommunications)	2,274	39,840
Gartner Group, Inc.* (Commercial Services)	758	13,310
Google, Inc.—Class A* (Internet)	3,790	2,620,709
Harris Corp. (Telecommunications)	2,274	142,534
Hewlett-Packard Co. (Computers)	33,332	1,682,599
IKON Office Solutions, Inc. (Office/Business Equipment)	1,516	19,738
Informatica Corp.* (Software)	1,516	27,318
Ingram Micro, Inc.—Class A* (Distribution/Wholesale)	2,274	41,023
Integrated Device Technology, Inc.* (Semiconductors)	3,032	34,292
Intel Corp. (Semiconductors)	91,718	2,445,202
International Business Machines Corp. (Computers)	21,224	2,294,314
International Rectifier Corp.* (Semiconductors)	758	25,749
Intersil Corp.—Class A (Semiconductors)	2,274	55,668
Intuit, Inc.* (Software)	4,548	143,762
Jack Henry & Associates, Inc. (Computers)	1,516	36,899
JDS Uniphase Corp.* (Telecommunications)	3,032	40,326
Juniper Networks, Inc.* (Telecommunications)	8,338	276,822
KLA-Tencor Corp. (Semiconductors)	3,032	146,021
Lam Research Corp.* (Semiconductors)	2,274	98,305
Lexmark International, Inc.—Class A* (Computers)	1,516	52,848
Linear Technology Corp. (Semiconductors)	3,032	96,509
LSI Logic Corp.* (Semiconductors)	11,370	60,375
Marvell Technology Group, Ltd.ADR* (Semiconductors)	7,580	105,968
McAfee, Inc.* (Internet)	2,274	85,275

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Technology	December 31, 2007

Common Stocks, continued
	Shares	Value

MEMC Electronic Materials, Inc.* (Semiconductors)	3,790	$335,377
Microchip Technology, Inc. (Semiconductors)	3,032	95,265
Micron Technology, Inc.* (Semiconductors)	12,128	87,928
Micros Systems, Inc.* (Computers)	758	53,181
Microsemi Corp.* (Semiconductors)	758	16,782
Microsoft Corp. (Software)	131,134	4,668,370
Motorola, Inc. (Telecommunications)	36,384	583,599
National Semiconductor Corp. (Semiconductors)	3,790	85,806
NCR Corp.* (Computers)	3,032	76,103
Network Appliance, Inc.* (Computers)	5,306	132,438
Novell, Inc.* (Software)	5,306	36,452
Novellus Systems, Inc.* (Semiconductors)	1,516	41,796
Nuance Communications, Inc.* (Software)	2,274	42,478
NVIDIA Corp.* (Semiconductors)	9,096	309,446
ON Semiconductor Corp.* (Semiconductors)	4,548	40,386
Oracle Corp.* (Software)	62,156	1,403,483
Parametric Technology Corp.* (Software)	1,516	27,061
Perot Systems Corp.—Class A* (Computers)	1,516	20,466
Pitney Bowes, Inc. (Office/Business Equipment)	3,790	144,172
Plantronics, Inc. (Telecommunications)	758	19,708
PMC-Sierra, Inc.* (Semiconductors)	3,790	24,787
Polycom, Inc.* (Telecommunications)	1,516	42,115
Progress Software Corp.* (Software)	758	25,529
QLogic Corp.* (Semiconductors)	2,274	32,291
Qualcomm, Inc. (Telecommunications)	25,772	1,014,128
Rambus, Inc.* (Semiconductors)	1,516	31,745
Red Hat, Inc.* (Software)	3,032	63,187
RF Micro Devices, Inc.* (Telecommunications)	4,548	25,969
SAIC, Inc.* (Commercial Services)	2,274	45,753
Salesforce.com, Inc.* (Software)	1,516	95,038
SanDisk Corp.* (Computers)	3,790	125,714
SBA Communications Corp.—Class A* (Telecommunications)	1,516	51,301
Seagate TechnologyADR (Computers)	8,338	212,619
Silicon Laboratories, Inc.* (Semiconductors)	758	28,372
SiRF Technology Holdings, Inc.* (Semiconductors)	758	19,049
Skyworks Solutions, Inc.* (Semiconductors)	2,274	19,329
Sonus Networks, Inc.* (Telecommunications)	4,548	26,515
SRA International, Inc.—Class A* (Computers)	758	22,323
Sun Microsystems, Inc.* (Computers)	13,644	247,366
Sybase, Inc.* (Software)	1,516	39,552
Symantec Corp.* (Internet)	13,644	220,214
Synopsys, Inc.* (Computers)	2,274	58,965
Tech Data Corp.* (Distribution/Wholesale)	758	28,592
Tellabs, Inc.* (Telecommunications)	6,064	39,659
Teradata Corp.* (Computers)	3,032	83,107
Teradyne, Inc.* (Semiconductors)	3,032	31,351
Tessera Technologies, Inc.* (Semiconductors)	758	31,533
Texas Instruments, Inc. (Semiconductors)	21,982	734,199
Tibco Software, Inc.* (Internet)	3,032	24,468
Unisys Corp.* (Computers)	5,306	25,097
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	1,516	56,092
VeriFone Holdings, Inc.* (Software)	758	17,624
VeriSign, Inc.* (Internet)	3,790	142,542
VMware, Inc.—Class A* (Software)	758	64,422
Western Digital Corp.* (Computers)	3,790	114,496
Xerox Corp.* (Office/Business Equipment)	14,402	233,168
Xilinx, Inc. (Semiconductors)	4,548	99,465
Yahoo!, Inc.* (Internet)	19,708	458,408

TOTAL COMMON STOCKS
(Cost $25,583,762)		35,060,940

Repurchase Agreements (0.5%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $50,011 (Collateralized by $55,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $55,205)	$50,000	50,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $133,031 (Collateralized by $135,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $135,958)	133,000	133,000

TOTAL REPURCHASE AGREEMENTS
(Cost $183,000)		183,000

TOTAL INVESTMENT SECURITIES
(Cost $25,766,762)—99.4%		35,243,940
Net other assets (liabilities)—0.6%		200,839

NET ASSETS—100.0%		$35,444,779

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Technology invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Commercial Services	0.1%
Computers	28.1%
Distribution/Wholesale	0.2%
Electronics	0.1%
Energy-Alternate Sources	0.6%
Internet	10.8%
Office/Business Equipment	1.1%
Semiconductors	18.1%
Software	22.4%
Telecommunications	17.4%
Other**	1.1%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Technology

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $25,583,762)	$35,060,940
Repurchase Agreements, at cost	183,000

Total Investment Securities	35,243,940
Dividends and interest receivable	9,329
Receivable for capital shares issued	16,468
Receivable for investments sold	1,306,437
Prepaid expenses	41

Total Assets	36,576,215

Liabilities:
Cash overdraft	33,548
Payable for capital shares redeemed	1,042,091
Advisory fees payable	17,652
Management services fees payable	2,354
Administration fees payable	906
Administrative services fees payable	9,029
Distribution fees payable	10,133
Trustee fees payable	6
Transfer agency fees payable	1,833
Fund accounting fees payable	1,398
Compliance services fees payable	638
Other accrued expenses	11,848

Total Liabilities	1,131,436

Net Assets	$35,444,779

Net Assets consist of:
Capital	$40,021,977
Accumulated net realized gains (losses) on investments	(14,054,376)
Net unrealized appreciation (depreciation) on investments	9,477,178

Net Assets	$35,444,779

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,095,994

Net Asset Value (offering and redemption price per share)	$16.91

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$141,496
Interest	2,217

Total Investment Income	143,713

Expenses:
Advisory fees	174,148
Management services fees	34,830
Administration fees	7,312
Transfer agency fees	8,070
Administrative services fees	66,746
Distribution fees	58,050
Custody fees	20,187
Fund accounting fees	11,839
Trustee fees	309
Compliance services fees	578
Other fees	18,209

Total Gross Expenses before reductions	400,278
Less Expenses reduced by the Advisor	(21,795)

Total Net Expenses	378,483

Net Investment Income (Loss)	(234,770)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(359,571)
Change in net unrealized appreciation/depreciation on investments	2,516,752

Net Realized and Unrealized Gains (Losses) on Investments	2,157,181

Change in Net Assets Resulting from Operations	$1,922,411

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Technology

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(234,770)	$(197,699)
Net realized gains (losses) on investments	(359,571)	650,505
Change in net unrealized appreciation/depreciation on investments	2,516,752	1,004,213

Change in net assets resulting from operations	1,922,411	1,457,019

Distributions to Shareholders From:
Net realized gains on investments	—	(1,507,440)

Change in net assets resulting from distributions	—	(1,507,440)

Capital Transactions:
Proceeds from shares issued	99,995,160	50,049,897
Dividends reinvested	—	1,507,440
Value of shares redeemed	(84,990,018)	(52,705,486)

Change in net assets resulting from capital transactions	15,005,142	(1,148,149)

Change in net assets	16,927,553	(1,198,570)
Net Assets:
Beginning of period	18,517,226	19,715,796

End of period	$35,444,779	$18,517,226

Share Transactions:
Issued	6,146,733	3,367,824
Reinvested	—	108,998
Redeemed	(5,304,134)	(3,545,601)

Change in shares	842,599	(68,779)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Technology

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$14.77	$14.91	$15.30	$15.56	$10.66

Investment Activities:
Net investment income (loss)(a)	(0.16)	(0.16)	(0.19)	0.06	(0.20)
Net realized and unrealized gains (losses) on investments	2.30	1.27	0.40	(0.14)	5.10

Total income (loss) from investment activities	2.14	1.11	0.21	(0.08)	4.90

Distributions to Shareholders From:
Net investment income	—	—	(0.05)	—	—
Net realized gains on investments	—	(1.25)	(0.55)	(0.18)	—

Total distributions	—	(1.25)	(0.60)	(0.18)	—

Net Asset Value, End of Period	$16.91	$14.77	$14.91	$15.30	$15.56

Total Return	14.41%	8.07%	1.22%	(0.43)%	45.97%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.78%	1.89%	1.87%	1.93%
Net expenses	1.63%	1.68%	1.89%	1.87%	1.93%
Net investment income (loss)	(1.01)%	(1.07)%	(1.29)%	0.40%	(1.47)%

Supplemental Data:
Net assets, end of period (000’s)	$35,445	$18,517	$19,716	$24,476	$30,631
Portfolio turnover rate(b)	332%	254%	381%	497%	702%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Telecommunications

The ProFund VP Telecommunications seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Index. For the year ended December 31, 2007, the Fund had a total return of 8.39%, compared to a return of 10.04%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have a similar daily return characteristics as the Index. The Dow Jones U.S. Telecommunications Index measures the performance of the telecommunications industry of the U.S. equity market. Component companies include fixed line communications and wireless communications companies.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Leucadia National (+67.87%), Verizon Communications (+22.19%), and AT&T (+20.58%), while the bottom three performers in this group were Level 3 Communications (–45.71%), Sprint Nextel (–30.12%), and NII Holdings (–25.02%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Telecommunications from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Telecommunications	1/22/01	8.39%	9.98%	–4.64%	1.71%	1.63%

Dow Jones U.S. Telecommunications Index	1/22/01	10.04%	12.99%	–1.38%	N/A	N/A

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Telecommunications

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Telecommunications seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Telecommunications Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	69%
Swap Agreements	31%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Verizon Communications, Inc.	24.7%
AT&T, Inc.	24.4%
Sprint Corp.	4.7%
Qwest Communications International, Inc.	2.1%
NII Holdings, Inc.—Class B	1.7%

Dow Jones U.S. Telecommunications
Index - Composition
% of Index

Fixed Line Telecommunications	88%
Mobile Telecommunications	12%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Telecommunications	December 31, 2007

Common Stocks (69.3%)
	Shares	Value

AT&T, Inc. (Telecommunications)	208,889	$8,681,427
CenturyTel, Inc. (Telecommunications)	7,587	314,557
Cincinnati Bell, Inc.* (Telecommunications)	17,703	84,089
Citizens Communications Co. (Telecommunications)	23,604	300,479
Embarq Corp. (Telecommunications)	10,959	542,799
IDT Corp.—Class B (Telecommunications)	3,372	28,493
Leap Wireless International, Inc.* (Telecommunications)	3,372	157,270
Leucadia National Corp. (Holding Companies-Diversified)	11,802	555,874
Level 3 Communications, Inc.* (Telecommunications)	110,433	335,716
MetroPCS Communications, Inc.* (Telecommunications)	13,488	262,342
NII Holdings, Inc.—Class B* (Telecommunications)	12,645	611,006
Qwest Communications International, Inc.* (Telecommunications)	107,061	750,498
RCN Corp. (Telecommunications)	2,529	39,427
Sprint Corp. (Telecommunications)	128,634	1,688,965
TeleCorp PCS, Inc.—Class A*,(a) (Telecommunications)	952	0	(b)
Telephone & Data Systems, Inc. (Telecommunications)	4,215	263,859
Telephone & Data Systems, Inc.—Special Shares (Telecommunications)	3,372	194,227
Time Warner Telecom, Inc.—Class A* (Telecommunications)	10,116	205,254
US Cellular Corp.* (Telecommunications)	843	70,896
Verizon Communications, Inc. (Telecommunications)	201,507	8,803,841
Virgin Media, Inc. (Telecommunications)	21,075	361,226
Windstream Corp. (Telecommunications)	34,563	450,010

TOTAL COMMON STOCKS
(Cost $17,890,657)		24,702,255

Repurchase Agreements (0.2%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $14,003 (Collateralized by $17,000 U.S. Treasury Notes, 4.00%, 4/15/10, market value $16,737)	$14,000	14,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $41,009 (Collateralized by $42,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $42,298)	41,000	41,000

TOTAL REPURCHASE AGREEMENTS
(Cost $55,000)		55,000

TOTAL INVESTMENT SECURITIES
(Cost $17,945,657)—69.5%		24,757,255
Net other assets (liabilities)—30.5%		10,861,195

NET ASSETS—100.0%		$35,618,450

*	Non-income producing security
(a)	Escrowed security
(b)	Amount is less than $0.50.
+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Dow Jones U.S. Telecommunications Index expiring 1/24/08	$10,997,251	$(2,749)

ProFund VP Telecommunications invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Holding Companies-Diversified	1.6%
Telecommunications	67.7%
Other**	30.7%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Telecommunications

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $17,890,657)	$24,702,255
Repurchase agreements, at cost	55,000

Total Investment Securities	24,757,255
Cash	719
Dividends and interest receivable	8,135
Receivable for capital shares issued	339,850
Receivable for investments sold	10,950,984
Prepaid expenses	182

Total Assets	36,057,125

Liabilities:
Payable for investments purchased	380,791
Unrealized loss on swap agreements	2,749
Advisory fees payable	16,817
Management services fees payable	2,242
Administration fees payable	898
Administrative services fees payable	10,061
Distribution fees payable	7,197
Trustee fees payable	6
Transfer agency fees payable	2,128
Fund accounting fees payable	1,386
Compliance services fees payable	977
Other accrued expenses	13,423

Total Liabilities	438,675

Net Assets	$35,618,450

Net Assets consist of:
Capital	$28,936,353
Accumulated net investment income (loss)	884,395
Accumulated net realized gains (losses) on investments	(1,011,147)
Net unrealized appreciation (depreciation) on investments	6,808,849

Net Assets	$35,618,450

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,844,647

Net Asset Value (offering and redemption price per share)	$19.31

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$1,860,926
Interest	16,179

Total Investment Income	1,877,105

Expenses:
Advisory fees	456,769
Management services fees	91,354
Administration fees	19,076
Transfer agency fees	20,209
Administrative services fees	213,109
Distribution fees	152,256
Custody fees	19,040
Fund accounting fees	27,327
Trustee fees	955
Compliance services fees	1,267
Other fees	45,854

Total Gross Expenses before reductions	1,047,216
Less Expenses reduced by the Advisor	(54,506)

Total Net Expenses	992,710

Net Investment Income (Loss)	884,395

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	3,453,009
Net realized gains (losses) on swap agreements	393,207
Change in net unrealized appreciation/depreciation on investments	(146,911)

Net Realized and Unrealized Gains (Losses) on Investments	3,699,305

Change in Net Assets Resulting from Operations	$4,583,700

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Telecommunications

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$884,395	$445,711
Net realized gains (losses) on investments	3,846,216	646,687
Change in net unrealized appreciation/depreciation on investments	(146,911)	5,943,063

Change in net assets resulting from operations	4,583,700	7,035,461

Distributions to Shareholders From:
Net investment income	(445,711)	(219,464)
Net realized gains on investments	(154,688)	—

Change in net assets resulting from distributions	(600,399)	(219,464)

Capital Transactions:
Proceeds from shares issued	155,997,698	148,292,214
Dividends reinvested	600,399	219,464
Value of shares redeemed	(169,120,628)	(119,967,550)

Change in net assets resulting from capital transactions	(12,522,531)	28,544,128

Change in net assets	(8,539,230)	35,360,125
Net Assets:
Beginning of period	44,157,680	8,797,555

End of period	$35,618,450	$44,157,680

Accumulated net investment income (loss)	$884,395	$445,711

Share Transactions:
Issued	7,930,715	9,415,368
Reinvested	30,110	13,415
Redeemed	(8,568,873)	(7,628,922)

Change in shares	(608,048)	1,799,861

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Telecommunications

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$18.00	$13.48	$15.25	$13.74	$13.41

Investment Activities:
Net investment income (loss)(a)	0.29	0.23	0.32	0.21	0.31
Net realized and unrealized gains (losses) on investments	1.24	4.37	(1.29)	1.91	0.02

Total income (loss) from investment activities	1.53	4.60	(0.97)	2.12	0.33

Distributions to Shareholders From:
Net investment income	(0.16)	(0.08)	(0.32)	(0.13)	—
Net realized gains on investments	(0.06)	—	(0.48)	(0.48)	—

Total distributions	(0.22)	(0.08)	(0.80)	(0.61)	—

Net Asset Value, End of Period	$19.31	$18.00	$13.48	$15.25	$13.74

Total Return	8.39%	34.28%	(6.64)%	15.56%	2.46%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.75%	1.91%	1.95%	2.06%
Net expenses	1.63%	1.68%	1.91%	1.95%	1.97%
Net investment income (loss)	1.45%	1.40%	2.25%	1.42%	2.40%

Supplemental Data:
Net assets, end of period (000’s)	$35,618	$44,158	$8,798	$17,894	$7,488
Portfolio turnover rate(b)	411%	525%	970%	1,048%	1,508%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Utilities

The ProFund VP Utilities seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Index. For the year ended December 31, 2007, the Fund had a total return of 15.80%, compared to a total return of 17.76%1 of the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Utilities Index measures the performance of the utilities industry of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Public Services Enterprise Group (+52.10%), PPL Corp (+49.31%), and Exelon (+35.14%), while the bottom three performers in this group were Duke Energy (+9.03%), Southern (+9.85%), and Dominion Resources (+16.98%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Utilities from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Utilities	1/22/01	15.80%	18.06%	5.35%	1.71%	1.63%

Dow Jones U.S. Utilities Index	1/22/01	17.76%	20.61%	7.92%	N/A	N/A

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s ce reflects the reinvestment of dividends as well as the impact of transaction performan costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Utilities

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Utilities seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Utilities Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Exelon Corp.	8.6%
Southern Co.	4.7%
Dominion Resources, Inc.	4.3%
Duke Energy Corp.	4.0%
FPL Group, Inc.	4.0%

Dow Jones U.S. Utilities Index - Composition
% of Index

Electricity	74%
Gas, Water & MultiUtilities	26%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Utilities	December 31, 2007

Common Stocks (99.7%)
	Shares	Value

AGL Resources, Inc. (Gas)	24,400	$918,416
Allegheny Energy, Inc. (Electric)	51,850	3,298,178
ALLETE, Inc. (Electric)	7,625	301,798
Alliant Energy Corp. (Electric)	35,075	1,427,202
Ameren Corp. (Electric)	64,050	3,472,150
American Electric Power, Inc. (Electric)	122,000	5,680,320
Aqua America, Inc. (Water)	41,175	872,910
Aquila, Inc.* (Electric)	115,900	432,307
Atmos Energy Corp. (Gas)	27,450	769,698
Avista Corp. (Electric)	16,775	361,334
Black Hills Corp. (Electric)	12,200	538,020
CenterPoint Energy, Inc. (Electric)	88,450	1,515,148
Cleco Corp. (Electric)	18,300	508,740
CMS Energy Corp. (Electric)	70,150	1,219,207
Consolidated Edison, Inc. (Electric)	83,875	4,097,294
Constellation Energy Group, Inc. (Electric)	56,425	5,785,255
Dominion Resources, Inc. (Electric)	178,425	8,466,266
DPL, Inc. (Electric)	35,075	1,039,974
DTE Energy Co. (Electric)	50,325	2,212,287
Duke Energy Corp. (Electric)	390,400	7,874,368
Dynegy, Inc.—Class A* (Electric)	125,050	892,857
Edison International (Electric)	93,025	4,964,744
El Paso Electric Co.* (Electric)	13,725	350,948
Energen Corp. (Gas)	19,825	1,273,360
Energy East Corp. (Electric)	48,800	1,327,848
Entergy Corp. (Electric)	61,000	7,290,720
Equitable Resources, Inc. (Pipelines)	36,600	1,950,048
Exelon Corp. (Electric)	205,875	16,807,635
FirstEnergy Corp. (Electric)	94,550	6,839,747
FPL Group, Inc. (Electric)	115,900	7,842,953
Great Plains Energy, Inc. (Electric)	27,450	804,834
Hawaiian Electric Industries, Inc. (Electric)	25,925	590,312
IDACORP, Inc. (Electric)	13,725	483,395
Integrys Energy Group, Inc. (Electric)	22,875	1,182,409
ITC Holdings Corp. (Electric)	13,725	774,365
Mirant Corp.* (Electric)	79,300	3,091,114
National Fuel Gas Co. (Pipelines)	21,350	996,618
New Jersey Resources Corp. (Gas)	9,150	457,683
Nicor, Inc. (Gas)	13,725	581,254
NiSource, Inc. (Electric)	85,400	1,613,206
Northeast Utilities System (Electric)	47,275	1,480,180
Northwest Natural Gas Co. (Gas)	7,625	371,033
NorthWestern Corp. (Electric)	12,200	359,900
NRG Energy, Inc.* (Electric)	74,725	3,238,581
NSTAR (Electric)	30,500	1,104,710
ONEOK, Inc. (Gas)	30,500	1,365,485
Pepco Holdings, Inc. (Electric)	62,525	1,833,858
PG&E Corp. (Electric)	109,800	4,731,282
Piedmont Natural Gas Co., Inc. (Gas)	21,350	558,516
Pinnacle West Capital Corp. (Electric)	30,500	1,293,505
PNM Resources, Inc. (Electric)	21,350	457,958
PPL Corp. (Electric)	115,900	6,037,231
Progress Energy, Inc. (Electric)	80,825	3,914,355
Public Service Enterprise Group, Inc. (Electric)	77,775	7,640,616
Puget Energy, Inc. (Electric)	36,600	1,003,938
Questar Corp. (Pipelines)	53,375	2,887,587
Reliant Resources, Inc.* (Electric)	105,225	2,761,104
SCANA Corp. (Electric)	33,550	1,414,133
Sempra Energy (Gas)	71,675	4,435,249
Sierra Pacific Resources (Electric)	68,625	1,165,253
Southern Co. (Electric)	236,375	9,159,531
Southern Union Co. (Gas)	32,025	940,254
Southwest Gas Corp. (Gas)	13,725	408,593
Spectra Energy Corp. (Pipelines)	195,200	5,040,064
TECO Energy, Inc. (Electric)	65,575	1,128,546
The AES Corp.* (Electric)	207,400	4,436,286
The Williams Cos., Inc. (Pipelines)	186,050	6,656,869
UGI Corp. (Gas)	32,025	872,681
Unisource Energy Corp. (Electric)	10,675	336,796
Vectren Corp. (Gas)	24,400	707,844
Westar Energy, Inc. (Electric)	30,500	791,170
WGL Holdings, Inc. (Gas)	15,250	499,590
Wisconsin Energy Corp. (Electric)	36,600	1,782,786
Xcel Energy, Inc. (Electric)	131,150	2,960,055

TOTAL COMMON STOCKS
(Cost $155,477,029)		194,682,461

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Utilities	December 31, 2007

Repurchase Agreements (0.4%)
	Principal
	Amount	Value

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $204,046 (Collateralized by $210,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $210,783)	$204,000	$204,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $541,125 (Collateralized by $509,000 Federal National Mortgage Association, 7.125%, 6/15/10, market value $552,503)	541,000	541,000

TOTAL REPURCHASE AGREEMENTS
(Cost $745,000)		745,000

TOTAL INVESTMENT SECURITIES
(Cost $156,222,029)—100.1%		195,427,461
Net other assets (liabilities)—(0.1)%		(207,013)

NET ASSETS—100.0%		$195,220,448

*	Non-income producing security

ProFund VP Utilities invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Electric	83.0%
Gas	7.3%
Pipelines	9.0%
Water	0.4%
Other**	0.3%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Utilities

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $155,477,029)	$194,682,461
Repurchase agreements, at cost	745,000

Total Investment Securities	195,427,461
Cash	166
Dividends and interest receivable	252,079
Receivable for capital shares issued	1,295
Prepaid expenses	339

Total Assets	195,681,340

Liabilities:
Payable for capital shares redeemed	189,050
Advisory fees payable	100,628
Management services fees payable	13,417
Administration fees payable	4,868
Administrative services fees payable	54,798
Distribution fees payable	39,255
Trustee fees payable	31
Transfer agency fees payable	8,904
Fund accounting fees payable	7,515
Compliance services fees payable	3,253
Other accrued expenses	39,173

Total Liabilities	460,892

Net Assets	$195,220,448

Net Assets consist of:
Capital	$161,891,478
Accumulated net investment income (loss)	1,582,797
Accumulated net realized gains (losses) on investments	(7,459,259)
Net unrealized appreciation (depreciation) on investments	39,205,432

Net Assets	$195,220,448

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	4,963,133

Net Asset Value (offering and redemption price per share)	$39.33

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$3,678,708
Interest	13,777

Total Investment Income	3,692,485

Expenses:
Advisory fees	970,715
Management services fees	194,144
Administration fees	40,473
Transfer agency fees	43,132
Administrative services fees	452,655
Distribution fees	323,572
Custody fees	34,959
Fund accounting fees	58,624
Trustee fees	1,779
Compliance services fees	3,605
Other fees	100,985

Total Gross Expenses before reductions	2,224,643
Less Expenses reduced by the Advisor	(114,955)

Total Net Expenses	2,109,688

Net Investment Income (Loss)	1,582,797

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	1,779,113
Change in net unrealized appreciation/depreciation on investments	9,570,057

Net Realized and Unrealized Gains (Losses) on Investments	11,349,170

Change in Net Assets Resulting from Operations	$12,931,967

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Utilities

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,582,797	$1,383,974
Net realized gains (losses) on investments	1,779,113	2,499,279
Change in net unrealized appreciation/depreciation on investments	9,570,057	10,214,521

Change in net assets resulting from operations	12,931,967	14,097,774

Distributions to Shareholders From:
Net investment income	(1,383,974)	(1,460,131)
Net realized gains on investments	(1,113,286)	—

Change in net assets resulting from distributions	(2,497,260)	(1,460,131)

Capital Transactions:
Proceeds from shares issued	311,270,394	155,487,238
Dividends reinvested	2,497,260	1,460,131
Value of shares redeemed	(233,583,155)	(140,914,662)

Change in net assets resulting from capital transactions	80,184,499	16,032,707

Change in net assets	90,619,206	28,670,350
Net Assets:
Beginning of period	104,601,242	75,930,892

End of period	$195,220,448	$104,601,242

Accumulated net investment income (loss)	$1,582,797	$1,383,974

Share Transactions:
Issued	8,095,235	4,876,103
Reinvested	68,437	45,830
Redeemed	(6,202,935)	(4,481,616)

Change in shares	1,960,737	440,317

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Utilities

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$34.84	$29.64	$26.55	$22.38	$18.78

Investment Activities:
Net investment income (loss)(a)	0.46	0.54	0.46	0.43	0.40
Net realized and unrealized gains (losses) on investments	4.97	5.11	3.04	4.26	3.61

Total income (loss) from investment activities	5.43	5.65	3.50	4.69	4.01

Distributions to Shareholders From:
Net investment income	(0.52)	(0.45)	(0.16)	(0.17)	(0.41)
Net realized gains on investments	(0.42)	—	(0.25)	(0.35)	—

Total distributions	(0.94)	(0.45)	(0.41)	(0.52)	(0.41)

Net Asset Value, End of Period	$39.33	$34.84	$29.64	$26.55	$22.38

Total Return	15.80%	19.22%	13.06%	21.07%	21.37%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.75%	1.89%	1.95%	2.06%
Net expenses	1.63%	1.68%	1.89%	1.95%	1.98%
Net investment income (loss)	1.22%	1.68%	1.56%	1.78%	1.98%

Supplemental Data:
Net assets, end of period (000’s)	$195,220	$104,601	$75,931	$51,964	$22,653
Portfolio turnover rate(b)	168%	153%	251%	569%	1,134%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP U.S. Government Plus

The ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2007, the Fund had a total return of 10.12%, compared to a total return of 8.13%1 for the Long Bond. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% of the daily price movement of the Long Bond.2

The Fund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of December 31, 2007 the last (most recent) Long Bond to be issued carried a maturity date of May 15, 2037 and a 5.00% coupon.

The most recently issued 30-year U.S. Treasury Bond had a total return of 8.13% for the year ended December 31, 2007, as measured by the Ryan Labs 30 Year Treasury Index. The yield on the Long Bond decreased from 4.81% on December 31, 2006 to 4.46% on December 31, 2007. The bond’s total return of 8.13% for the year consisted of 4.84% derived from the yield of the bond and 3.29% derived from the price change of the bond. Since this Fund employs leverage, the daily performance of the Long Bond had a magnified effect on the daily performance of the Fund.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP U.S. Government Plus from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP U.S. Government Plus	5/1/02	10.12%	3.86%	6.28%	1.37%	1.33%

30-year U.S. Treasury Bond	5/1/02	8.13%	5.08%	7.21%	N/A	N/A

Lehman Brothers U.S. Treasury: Long-Term Index	5/1/02	10.03%	5.22%	6.98%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. This index is a total return index and reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of expenses associated with a mutual fund such as investment management accounting fees. It is not possible to invest directly into an index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP U.S. Government Plus

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	1%
Swap Agreements	92%
U.S. Treasury Obligations	32%

Total Exposure	125%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Holdings
The ProFund VP U.S. Government Plus primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP U.S. Government Plus	December 31, 2007

U.S. Government Agency Obligations (12.3%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$11,639,000	$11,638,030

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $11,638,030)		11,638,030

U.S. Treasury Obligations (31.5%)
U.S. Treasury Bonds, 5.00%, 5/15/37+,(a)	27,400,000	29,823,188

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $28,340,591)		29,823,188

Repurchase Agreements (49.1%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $11,641,651 (Collateralized by $11,702,000 of various U.S. Government Agency Obligations, 3.25% - 4.75%, 1/15/08-12/12/11, market value $11,875,662)	11,639,000	11,639,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $11,641,554 (Collateralized by $11,690,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $11,877,022)	11,639,000	11,639,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $11,636,682 (Collateralized by $11,194,000 of various U.S. Government Agency Obligations, 5.25% - 7.125%, 6/15/10-9/13/10, market value $11,867,857)	11,634,000	11,634,000
UMB, 1.57%, 1/2/08, dated 12/31/07, with a repurchase price of $11,640,015 (Collateralized by $11,800,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $11,870,167)	11,639,000	11,639,000

TOTAL REPURCHASE AGREEMENTS
(Cost $46,551,000)		46,551,000

TOTAL INVESTMENT SECURITIES
(Cost $86,529,621)—92.9%	88,012,218
Net other assets (liabilities)—7.1%	6,693,096

NET ASSETS—100.0%	$94,705,314

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
(a)	As of December 31, 2007, this investment was fair valued in good faith in accordance with procedures approved by the Board of Trustees and represents 31% of net assets.

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

30-year U.S. Treasury Bond Futures Contract expiring March 2008* (Underlying face amount at value $698,438)	6	$(3,572)

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (5.00% due 5/15/37) expiring 12/31/07	$50,830,031	$1,551,697
Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (5.00% due 5/15/37) expiring 12/31/07	36,789,188	78,024

*	As of December 31, 2007, this investment was fair valued in good faith in accordance with procedures approved by the Board of Trustees and represents less than 0.005% of net assets.

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP U.S. Government Plus

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $39,978,621)	$41,461,218
Repurchase agreements, at cost	46,551,000

Total Investment Securities	88,012,218
Segregated cash balances with brokers for futures contracts	14,708
Segregated cash balances with custodian for swap agreements	270
Interest receivable	181,347
Unrealized gain on swap agreements	1,629,721
Receivable for capital shares issued	4,987,114
Variation margin on futures contracts	3,375
Prepaid expenses	232

Total Assets	94,828,985

Liabilities:
Cash overdraft	774
Payable for capital shares redeemed	13,487
Advisory fees payable	24,748
Management services fees payable	4,949
Administration fees payable	2,457
Administrative services fees payable	26,941
Distribution fees payable	21,091
Trustee fees payable	16
Transfer agency fees payable	5,191
Fund accounting fees payable	3,793
Compliance services fees payable	1,723
Other accrued expenses	18,501

Total Liabilities	123,671

Net Assets	$94,705,314

Net Assets consist of:
Capital	$95,958,767
Accumulated net realized gains (losses) on investments	(4,362,199)
Net unrealized appreciation (depreciation) on investments	3,108,746

Net Assets	$94,705,314

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,950,219

Net Asset Value (offering and redemption price per share)	$32.10

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$3,377,363

Expenses:
Advisory fees	346,322
Management services fees	103,897
Administration fees	21,951
Transfer agency fees	23,983
Administrative services fees	235,396
Distribution fees	173,161
Custody fees	9,589
Fund accounting fees	32,227
Trustee fees	872
Compliance services fees	2,454
Other fees	42,983

Total Gross Expenses before reductions	992,835
Less Expenses reduced by the Advisor	(71,618)

Total Net Expenses	921,217

Net Investment Income (Loss)	2,456,146

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(1,417,504)
Net realized gains (losses) on futures contracts	72,636
Net realized gains (losses) on swap agreements	3,434,652
Change in net unrealized appreciation/depreciation on investments	2,555,477

Net Realized and Unrealized Gains (Losses) on Investments	4,645,261

Change in Net Assets Resulting from Operations	$7,101,407

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP U.S. Government Plus

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$2,456,146	$2,347,372
Net realized gains (losses) on investments	2,089,784	(3,472,695)
Change in net unrealized appreciation/depreciation on investments	2,555,477	710,276

Change in net assets resulting from operations	7,101,407	(415,047)

Distributions to Shareholders From:
Net investment income	(2,456,146)	(2,347,372)

Change in net assets resulting from distributions	(2,456,146)	(2,347,372)

Capital Transactions:
Proceeds from shares issued	385,266,785	1,047,001,190
Dividends reinvested	2,456,146	2,347,372
Value of shares redeemed	(330,921,391)	(1,104,790,653)

Change in net assets resulting from capital transactions	56,801,540	(55,442,091)

Change in net assets	61,446,801	(58,204,510)
Net Assets:
Beginning of period	33,258,513	91,463,023

End of period	$94,705,314	$33,258,513

Share Transactions:
Issued	12,775,191	34,896,652
Reinvested	81,415	78,462
Redeemed	(11,007,629)	(36,667,054)

Change in shares	1,848,977	(1,691,940)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP U.S. Government Plus

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$30.20	$32.75	$30.74	$28.66	$34.12

Investment Activities:
Net investment income (loss)(a)	1.06	1.04	0.75	0.25	0.06
Net realized and unrealized gains (losses) on investments	1.91	(2.55)	2.01	2.09	(0.90)

Total income (loss) from investment activities	2.97	(1.51)	2.76	2.34	(0.84)

Distributions to Shareholders From:
Net investment income	(1.07)	(1.04)	(0.75)	(0.25)	(0.06)
Net realized gains on investments	—	—	—	—	(3.23)
Return of capital	—	—	—	(0.01)	(1.33)

Total distributions	(1.07)	(1.04)	(0.75)	(0.26)	(4.62)

Net Asset Value, End of Period	$32.10	$30.20	$32.75	$30.74	$28.66

Total Return	10.12%	(4.52)%	9.01%	8.18%	(2.55)%

Ratios to Average Net Assets:
Gross expenses	1.43%	1.42%	1.59%	1.61%	1.74%
Net expenses	1.33%	1.38%	1.59%	1.61%	1.73%
Net investment income (loss)	3.55%	3.45%	2.32%	0.86%	0.18%

Supplemental Data:
Net assets, end of period (000’s)	$94,705	$33,259	$91,463	$43,605	$36,776
Portfolio turnover rate(b)	474%	1,308%	1,660%	1,258%	526%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Rising Rates Opportunity

The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2007, the Fund had a total return of –5.20%, compared to a total return of 8.13%1 for the Long Bond. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% of the daily price movement of the Long Bond.2

The Fund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of December 31, 2007 the most recent Long Bond to be issued carried a maturity date of May 15, 2037 and a 5.0% coupon.

The most recently issued 30-year U.S. Treasury Bond had a total return of 8.13% for the year ended December 31, 2007 as measured by the Ryan Labs 30 Year Treasury Index. The yield on the Long Bond decreased from 4.81% on December 31, 2006 to 4.46% on December 31, 2007. The bond’s total return of 8.13% for the year consisted of 4.84% derived from the yield of the bond and 3.29% derived from the price change of the bond. Since this Fund is designed to have inverse (negative) daily correlation to the Long Bond, it was inversely affected by the daily performance of the Long Bond and the factors affecting the Long Bond. Additionally, since this fund is leveraged, this inverse effect was magnified.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Rising Rates Opportunity	5/1/02	–5.20%	–3.85%	–6.91%	1.61%	1.61%

30-year U.S. Treasury Bond	5/1/02	8.13%	5.08%	7.21%	N/A	N/A

Lehman Brothers U.S. Treasury: Long-Term Index	5/1/02	10.03%	5.22%	6.98%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses. Since the ProFund VP Rising Rates Opportunity is an inverse fund, the yield of the Long Bond is effectively paid out, rather than received.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. This index is a total return index and reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of expenses associated with a mutual fund such as investment management accounting fees. It is not possible to invest directly into an index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

302

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(10)%
Swap Agreements	(118)%
Options	NM

Total Exposure	(128)%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.5%.
Holdings
The ProFund VP Rising Rates Opportunity primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Rising Rates Opportunity	December 31, 2007

U.S. Government Agency Obligations (22.2%)
	Principal
	Amount	Value

Federal Home Loan Bank,3.00%, 1/2/08+	$16,690,000	$16,688,609

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $16,688,609)		16,688,609

Repurchase Agreements (89.0%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $16,693,802 (Collateralized by $16,829,000 of various U.S. Government Agency Obligations, 3.375% - 4.75%, 7/15/08-12/12/11, market value $16,996,091)	16,690,000	16,690,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $16,693,663 (Collateralized by $16,765,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $17,033,215)	16,690,000	16,690,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $16,677,844 (Collateralized by $16,166,000 of various U.S. Government Agency Obligations, 5.25% - 7.125%, 5/15/08-9/13/10, market value $17,008,241)	16,674,000	16,674,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $16,691,456 (Collateralized by $16,928,000 of various Federal Home Loan Bank Securities, 3.656% - 4.25%, 1/16/08-11/20/09, market value $17,027,007)	16,690,000	16,690,000

TOTAL REPURCHASE AGREEMENTS
(Cost $66,744,000)		66,744,000

Options Purchased(NM)
	Contracts

30-year U.S. Treasury Bond Call Option 144 expiring May 2008	150	$1,758

TOTAL OPTIONS PURCHASED
(Cost $2,619)		1,758

TOTAL INVESTMENT SECURITIES
(Cost $83,435,228)—111.2%		83,434,367
Net other assets (liabilities)—(11.2)%		(8,393,644)

NET ASSETS—100.0%		$75,040,723

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Sold
	Contracts	Unrealized Appreciation (Depreciation)

30-year U.S. Treasury Bond Futures Contract expiring March 2008(a) (Underlying face amount at value $7,217,188)	62	$20,285

Swap Agreements
	Notional Amount at Value	Unrealized Gain (Loss)

Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (5.00% due 5/15/37) expiring 12/31/07	$(65,088,563)	$(2,748,695)
Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (5.00% due 5/15/37) expiring 12/31/07	(23,945,625)	(51,052)

(a)	As of December 31, 2007, this investment was fair valued in good faith in accordance with procedures approved by the Board of Trustees and represents less than 0.005% of net assets.

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $16,691,228)	$16,690,367
Repurchase agreements, at cost	66,744,000

Total Investment Securities	83,434,367
Cash	765
Segregated cash balances with brokers for futures contracts	131,578
Segregated cash balances with custodian for swap agreements	705
Interest receivable	6,382
Receivable for capital shares issued	323,472
Prepaid expenses	312

Total Assets	83,897,581

Liabilities:
Payable for capital shares redeemed	5,860,737
Unrealized loss on swap agreements	2,799,747
Variation margin on futures contracts	34,875
Advisory fees payable	51,094
Management services fees payable	6,813
Administration fees payable	2,134
Administrative services fees payable	36,108
Distribution fees payable	36,245
Trustee fees payable	14
Transfer agency fees payable	5,138
Fund accounting fees payable	3,295
Compliance services fees payable	1,792
Other accrued expenses	18,866

Total Liabilities	8,856,858

Net Assets	$75,040,723

Net Assets consist of:
Capital	$125,066,268
Accumulated net investment income (loss)	3,641,751
Accumulated net realized gains (losses) on investments	(50,886,973)
Net unrealized appreciation (depreciation) on investments	(2,780,323)

Net Assets	$75,040,723

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	4,050,718

Net Asset Value (offering and redemption price per share)	$18.53

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$5,305,321

Expenses:
Advisory fees	788,233
Management services fees	157,647
Administration fees	32,888
Transfer agency fees	35,122
Administrative services fees	300,748
Distribution fees	262,744
Custody fees	12,238
Fund accounting fees	47,148
Trustee fees	1,646
Compliance services fees	1,882
Other fees	75,824

Total Gross Expenses before reductions	1,716,120
Less Expenses reduced by the Advisor	(52,550)

Total Net Expenses	1,663,570

Net Investment Income (Loss)	3,641,751

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(11,421)
Net realized gains (losses) on futures contracts	(238,072)
Net realized gains (losses) on swap agreements	(4,935,336)
Change in net unrealized appreciation/depreciation on investments	(4,891,691)

Net Realized and Unrealized Gains (Losses) on Investments	(10,076,520)

Change in Net Assets Resulting from Operations	$(6,434,769)

See accompanying notes to the financial statements.

304

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$3,641,751	$5,128,357
Net realized gains (losses) on investments	(5,184,829)	7,414,638
Change in net unrealized appreciation/depreciation on investments	(4,891,691)	1,829,376

Change in net assets resulting from operations	(6,434,769)	14,372,371

Distributions to Shareholders From:
Net investment income	(5,128,357)	(2,305,564)

Change in net assets resulting from distributions	(5,128,357)	(2,305,564)

Capital Transactions:
Proceeds from shares issued	401,479,561	935,713,990
Dividends reinvested	5,128,357	2,305,564
Value of shares redeemed	(450,898,460)	(958,571,466)

Change in net assets resulting from capital transactions	(44,290,542)	(20,551,912)

Change in net assets	(55,853,668)	(8,485,105)
Net Assets:
Beginning of period	130,894,391	139,379,496

End of period	$75,040,723	$130,894,391

Accumulated net investment income (loss)	$3,641,751	$5,128,357

Share Transactions:
Issued	19,209,769	44,033,519
Reinvested	261,118	109,998
Redeemed	(21,742,716)	(45,105,553)

Change in shares	(2,271,829)	(962,036)

See accompanying notes to the financial statements.

305

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$20.70	$19.13	$20.78	$23.32	$24.32

Investment Activities:
Net investment income (loss)(a)	0.72	0.70	0.27	(0.10)	(0.23)
Net realized and unrealized gains (losses) on investments	(1.72)	1.26	(1.92)	(2.44)	(0.77)

Total income (loss) from investment activities	(1.00)	1.96	(1.65)	(2.54)	(1.00)

Distributions to Shareholders From:
Net investment income	(1.17)	(0.39)	—	—	—

Net Asset Value, End of Period	$18.53	$20.70	$19.13	$20.78	$23.32

Total Return	(5.20)%	10.15%	(7.89)%	(10.89)%	(4.11)%

Ratios to Average Net Assets:
Gross expenses	1.63%	1.64%	1.73%	1.75%	1.91%
Net expenses	1.58%	1.61%	1.73%	1.75%	1.91%
Net investment income (loss)	3.47%	3.31%	1.36%	(0.45)%	(0.94)%

Supplemental Data:
Net assets, end of period (000’s)	$75,041	$130,894	$139,379	$179,638	$74,272
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

306

ProFund VP Falling U.S. Dollar

The ProFund VP Falling U.S. Dollar seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the U.S. Dollar Index (USDX). For the period from fund inception, August 31, 2007, through December 31, 2007, the Fund had a total return of 6.17%, compared to a return of –5.07%1 for the Index. For the period, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics to the inverse of the Index. The U.S. Dollar Index is a measure of the value of the U.S. Dollar versus a basket of six major currencies, including the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc. The index uses static weights for each of six exchange rates: USD vs. Euro, 57.6%; USD vs. Japanese Yen, 13.6%; USD vs. British Pound, 11.9%; USD vs. Canadian Dollar, 9.1%; USD vs. Swedish Krona, 4.2%; and USD vs. Swiss Franc, 3.6%.

For the period, the USD declined versus five of the six currencies, gaining only against the Pound: The USD lost 6.6% against the Euro, 3.4% against the Yen, gained 1.6% against the Pound, lost 5.4% against the Canadian Dollar, lost 6.2% against the Krona, and lost 6.2% against the Franc.

Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

As the ProFund VP Falling U.S. Dollar does not have more than six months of operating results, a line graph of a $10,000 investment or total return table are not presented.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The U.S. Dollar Index does not reflect the impact of transaction costs nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

307

PROFUNDS VP
ProFund VP Falling U.S. Dollar

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Falling U.S. Dollar seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the U.S. Dollar Index.

Market Exposure
Investment Type	% of Net Assets

Foreign Currency Contracts	(96)%

Total Exposure	(96)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Holdings

The ProFund VP Falling U.S. Dollar primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

U.S. Dollar Index - Currencies
% of Index

Euro	57%
Japanese Yen	14%
British Sterling Pound	12%
Canadian Dollar	9%
Swedish Krona	4%
Swiss Franc	4%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Falling U.S. Dollar	December 31, 2007

U.S. Government Agency Obligations (19.2%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$102,000	$101,992

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $101,992)		101,992

Repurchase Agreements (75.9%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $102,023 (Collateralized by $112,000 of various U.S. Treasury Securities, 4.00% - 4.75%, 4/15/10-12/12/11, market value $111,899)	102,000	102,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $102,022 (Collateralized by $109,000 of various U.S. Government Agency Obligations, 3.625% - 5.25%, 1/15/08-6/15/08, market value $110,530)	102,000	102,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $98,023 (Collateralized by $101,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $101,717)	98,000	98,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $102,009 (Collateralized by $103,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $103,612)	102,000	102,000

TOTAL REPURCHASE AGREEMENTS
(Cost $404,000)		404,000

TOTAL INVESTMENT SECURITIES
(Cost $505,992)—95.1%		505,992
Net other assets (liabilities)—4.9%		26,283

NET ASSETS—100.0%		$532,275

+	All or a portion of this security is held in a segregated account for the benefit of foreign currency exchange contract counterparties in the event of default.

See accompanying notes to the financial statements.

308

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Falling U.S. Dollar	December 31, 2007

At December 31, 2007, ProFund VP Falling U.S. Dollar’s foreign currency exchange contracts were as follows:

		Contract Amount	Contract		Unrealized
	Delivery	in Local	Value	Fair	Appreciation
Currency	Date	Currency	in U.S. Dollars	Value	(Depreciation)

Short
British Sterling Pound vs. U.S. Dollar	1/25/2008	12,607	$25,109	$25,074	$35
Canadian Dollar vs. U.S. Dollar	1/25/2008	19,214	19,201	19,480	(279)
Euro vs. U.S. Dollar	1/25/2008	84,504	121,536	123,594	(2,058)
Japanese Yen vs. U.S. Dollar	1/25/2008	3,246,357	28,696	29,148	(452)
Swedish Krona vs. U.S. Dollar	1/25/2008	58,294	8,862	9,025	(163)
Swiss Franc vs. U.S. Dollar	1/25/2008	8,760	7,596	7,753	(157)

Total Short Contracts			$211,000	$214,074	$(3,074)

Long
British Sterling Pound vs. U.S. Dollar	1/25/2008	43,144	$86,703	$85,808	$(895)
Canadian Dollar vs. U.S. Dollar	1/25/2008	65,627	65,008	66,539	1,531
Euro vs. U.S. Dollar	1/25/2008	286,324	412,364	418,774	6,410
Japanese Yen vs. U.S. Dollar	1/25/2008	11,059,421	98,202	99,298	1,096
Swedish Krona vs. U.S. Dollar	1/25/2008	194,628	29,671	30,130	459
Swiss Franc vs. U.S. Dollar	1/25/2008	29,307	25,483	25,937	454

Total Long Contracts			$717,431	$726,486	$9,055

See accompanying notes to the financial statements.

309

PROFUNDS VP
ProFund VP Falling U.S. Dollar

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $101,992)	$101,992
Repurchase agreements, at cost	404,000

Total Investment Securities	505,992
Cash	992
Segregated cash balances with custodian for foreign currency contracts	4
Interest receivable	39
Unrealized appreciation on foreign currency contracts	9,985
Receivable for capital shares issued	40,230
Receivable from Advisor	620

Total Assets	557,862

Liabilities:
Payable for capital shares redeemed	20,269
Unrealized depreciation on foreign currency contracts	4,004
Administration fees payable	8
Administrative services fees payable	160
Distribution fees payable	272
Transfer agency fees payable	30
Fund accounting fees payable	12
Compliance services fees payable	8
Other accrued expenses	824

Total Liabilities	25,587

Net Assets	$532,275

Net Assets consist of:
Capital	$521,745
Accumulated net investment income (loss)	6,806
Accumulated net realized gains (losses) on investments	(2,257)
Net unrealized appreciation (depreciation) on investments	5,981

Net Assets	$532,275

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	16,710

Net Asset Value (offering and redemption price per share)	$31.85

Statement of Operations
For the period August 31, 2007 through December 31, 2007(a)

Investment Income:
Interest	$5,474

Expenses:
Advisory fees	932
Management services fees	186
Administration fees	9
Transfer agency fees	49
Administrative services fees	165
Distribution fees	311
Custody fees	1,300
Fund accounting fees	13
Trustee fees	1
Compliance services fees	9
Other fees	157

Total Gross Expenses before reductions	3,132
Less Expenses reduced by the Advisor	(1,107)

Total Net Expenses	2,025

Net Investment Income (Loss)	3,449

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on foreign currency contracts	1,057
Change in net unrealized appreciation/depreciation on investments	5,981

Net Realized and Unrealized Gains (Losses) on Investments	7,038

Change in Net Assets Resulting from Operations	$10,487

(a)	Commencement of operations

See accompanying notes to the financial statements.

310

PROFUNDS VP
ProFund VP Falling U.S. Dollar

Statement of Changes in Net Assets
For the period
August 31, 2007 through
December 31, 2007(a)

From Investment Activities:
Operations:
Net investment income (loss)	$3,449
Net realized gains (losses) on investments	1,057
Change in net unrealized appreciation/depreciation on investments	5,981

Change in net assets resulting from operations	10,487

Capital Transactions:
Proceeds from shares issued	787,952
Value of shares redeemed	(266,164)

Change in net assets resulting from capital transactions	521,788

Change in net assets	532,275
Net Assets:
Beginning of period	—

End of period	$532,275

Accumulated net investment income (loss)	$6,806

Share Transactions:
Issued	25,184
Redeemed	(8,474)

Change in shares	16,710

(a)	Commencement of operations

See accompanying notes to the financial statements.

311

PROFUNDS VP
ProFund VP Falling U.S. Dollar

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.

	For the period from
	Aug. 31, 2007 through
	Dec. 31, 2007(a)

Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.29
Net realized and unrealized gains (losses) on investments	1.56

Total income (loss) from investment activities	1.85

Net Asset Value, End of Period	$31.85

Total Return	6.17	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.52%
Net expenses(d)	1.63%
Net investment income (loss)(d)	2.78%

Supplemental Data:
Net assets, end of period (000’s)	$532
Portfolio turnover rate(e)	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

312

ProFund VP Money Market

The ProFund VP Money Market seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. For the year ended December 31, 2007, the Fund returned 3.77%. The Fund’s seven-day yield, as of December 31, 2007, was 2.78%1.

An investment in this ProFund VP is neither guaranteed nor insured by the FDIC or any other government agency. Although the ProFund VP strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this ProFund VP.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation.

See accompanying notes to the financial statements.
313

PROFUNDS VP
ProFund VP Money Market

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Money Market seeks, as its investment objective a high level of current income consistent with liquidity and preservation of capital.

Market Exposure
Investment Type	% of Net Assets

Repurchase Agreements	79%
U.S. Government Agency Obligations	19%

Total Exposure	98%

An investment in the ProFund VP Money Market is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the ProFund VP Money Market seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the ProFund VP Money Market.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Money Market	December 31, 2007

U.S. Government Agency Obligations (18.7%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08	$47,101,000	$47,097,075

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $47,097,075)		47,097,075

Repurchase Agreements (78.8%)
HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $49,093,180 (Collateralized by $49,197,000 of various U.S. Government Agency Obligations, 4.75% - 5.00%, 2/27/08-9/17/08, market value $50,068,392)	49,082,000	49,082,000
Merrill Lynch, 3.95%, 1/2/08, dated 12/31/07, with a repurchase price of $47,111,336 (Collateralized by $47,290,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $48,046,569)	47,101,000	47,101,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $51,040,765 (Collateralized by $52,149,000 Federal Farm Credit Bank, 4.786%, 2/22/12, market value $52,049,738)	51,029,000	51,029,000
UMB, 1.57%, 1/2/08, dated 12/31/07, with a repurchase price of $51,067,454 (Collateralized by $51,440,000 of various Federal Home Loan Bank Securities, 3.656%* - 4.08%, 1/16/08-8/18/08, market value $52,095,146)	51,063,000	51,063,000

TOTAL REPURCHASE AGREEMENTS
(Cost $198,275,000)		198,275,000

TOTAL INVESTMENT SECURITIES
(Cost $245,372,075)—97.5%		245,372,075
Net other assets (liabilities)—2.5%		6,399,385

NET ASSETS—100.0%		$251,771,460

*	Represents the effective yield or interest rate in effect at December 31, 2007.

See accompanying notes to the financial statements.
314

PROFUNDS VP ProFund VP Money Market

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $47,097,075)	$47,097,075
Repurchase agreements, at cost	198,275,000

Total Investment Securities	245,372,075
Cash	1,394
Interest receivable	18,867
Receivable for capital shares issued	9,906,819
Prepaid expenses	533

Total Assets	255,299,688

Liabilities:
Payable for capital shares redeemed	3,166,551
Advisory fees payable	124,366
Management services fees payable	16,582
Administration fees payable	5,990
Administrative services fees payable	25,640
Distribution fees payable	127,185
Trustee fees payable	38
Transfer agency fees payable	13,104
Fund accounting fees payable	9,246
Compliance services fees payable	4,140
Other accrued expenses	35,386

Total Liabilities	3,528,228

Net Assets	$251,771,460

Net Assets consist of:
Capital	$251,771,460

Net Assets	$251,771,460

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	251,771,460

Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$8,477,111

Expenses:
Advisory fees	1,279,748
Management services fees	255,951
Administration fees	53,801
Transfer agency fees	57,261
Administrative services fees	68,988
Distribution fees	426,583
Custody fees	12,551
Fund accounting fees	76,906
Trustee fees	2,168
Compliance services fees	5,261
Other fees	97,284

Total Gross Expenses before reductions	2,336,502
Less Expenses reduced by the Advisor	(118,275)

Total Net Expenses	2,218,227

Net Investment Income	6,258,884

Change in Net Assets Resulting from Operations	$6,258,884

See accompanying notes to the financial statements.
315

PROFUNDS VP ProFund VP Money Market

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income	$6,258,884	$4,894,152

Change in net assets resulting from operations	6,258,884	4,894,152

Distributions to Shareholders From:
Net investment income	(6,258,884)	(4,894,152)

Change in net assets resulting from distributions	(6,258,884)	(4,894,152)

Capital Transactions:
Proceeds from shares issued	3,126,256,366	3,307,894,162
Dividends reinvested	6,258,884	4,894,152
Value of shares redeemed	(3,033,493,378)	(3,216,324,243)

Change in net assets resulting from capital transactions	99,021,872	96,464,071

Change in net assets	99,021,872	96,464,071
Net Assets:
Beginning of period	152,749,588	56,285,517

End of period	$251,771,460	$152,749,588

Share Transactions:
Issued	3,126,256,366	3,307,894,162
Reinvested	6,258,884	4,894,152
Redeemed	(3,033,493,378)	(3,216,324,243)

Change in shares	99,021,872	96,464,071

See accompanying notes to the financial statements.
316

PROFUNDS VP ProFund VP Money Market

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities:
Net investment income	0.037	0.036	0.018	0.001	0.001

Distributions to Shareholders From:
Net investment income	(0.037)	(0.036)	(0.018)	(0.001)	(0.001)

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	3.77%	3.68%	1.80%	0.08%	0.12%

Ratios to Average Net Assets:
Gross expenses	1.37%	1.33%	1.34%	1.35%	1.43%
Net expenses	1.30%	1.29%	1.34%	1.15%	0.93%
Net investment income	3.67%	3.65%	1.91%	0.05%	0.12%

Supplemental Data:
Net assets, end of period (000’s)	$251,771	$152,750	$56,286	$30,701	$45,786

See accompanying notes to the financial statements.
317

PROFUNDS VP

Notes to Financial Statements
December 31, 2007

1.	Organization

ProFunds (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997 and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the following portfolios of the Trust: ProFund VP Bull, ProFund VP Mid-Cap, ProFund VP Small-Cap, ProFund VP Dow 30, ProFund VP NASDAQ-100 (formerly known as ProFund VP OTC), ProFund VP Large-Cap Value, ProFund VP Large-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP International, ProFund VP Emerging Markets, ProFund VP Japan, ProFund VP UltraBull, ProFund VP UltraMid-Cap, ProFund VP UltraSmall-Cap, ProFund VP UltraNASDAQ-100 (formerly known as ProFund VP UltraOTC), ProFund VP Bear, ProFund VP Short Mid-Cap, ProFund VP Short Small-Cap, ProFund VP Short Dow 30, ProFund VP Short NASDAQ-100 (formerly known as ProFund VP Short OTC), ProFund VP Short International, ProFund VP Short Emerging Markets, ProFund VP UltraShort Dow 30, ProFund VP UltraShort NASDAQ-100 (formerly known as ProFund VP UltraShort OTC), ProFund VP Banks, ProFund VP Basic Materials, ProFund VP Biotechnology, ProFund VP Consumer Goods, ProFund VP Consumer Services, ProFund VP Financials, ProFund VP Health Care, ProFund VP Industrials, ProFund VP Internet, ProFund VP Oil & Gas, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Semiconductor, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP Utilities, ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity, ProFund VP Falling U.S. Dollar and ProFund VP Money Market (collectively, the “ProFunds VP” and individually, a “ProFund VP”). The ProFunds VP, excluding ProFund VP Money Market, are referred to as the “non-money market ProFunds VP”. Each non-money market ProFund VP is a “non-diversified” series of the Trust pursuant to the 1940 Act.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s and ProFunds VP maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFunds VP. However, based on experience, the ProFunds VP expect any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Security Valuation

Security prices are generally provided by a third party pricing service. The securities in the portfolio of a non-money market ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, or the last sale price, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value. For the ProFund VP Money Market, investments are valued at amortized cost, in accordance with Rule 2a-7 of the 1940 Act.

For the non-money market ProFunds VP, derivatives (e.g., futures, options and swap agreements) are generally valued using third party pricing services or other procedures approved by the Trust’s Board of Trustees. Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there was no sale on that day, and for non-exchange traded derivatives, fair valuation procedures as described below may be applied.

When ProFund Advisors LLC (the “Advisor”) determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

Repurchase Agreements

The PROFUNDS VP will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon future price and date, normally one day or a few days later. The creditworthiness of each of the firms that is a party to a repurchase agreement with the ProFunds VP will be monitored by the Advisor. The repurchase price is greater than the price paid by the ProFund VP, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The collateral underlying the repurchase agreement is held by the ProFund VP’s custodian. In the event of a default or bankruptcy by a selling financial institution, the ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement.

Real Estate Investment Trusts

The non-money market ProFunds VP, other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity, may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions received from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Short Sales

The non-money market ProFunds VP may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short. As of December 31, 2007, there were no short sale transactions.

When-Issued and Delayed-Delivery Securities

Each non-money market ProFund VP, may purchase securities on a when-issued or delayed-delivery basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian or designate collateral on the ProFund VP’s records as collateral for such when-issued securities.

Futures Contracts and Related Options

The non-money market ProFunds VP may purchase or sell stock index futures contracts or bond futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. A bond futures contact, if held to expiration, generally obligates the seller to deliver (and the purchaser to accept) one of the specified underlying reference bonds. Futures contracts may also be closed by entering into an offsetting transaction before final settlement. When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts, if applicable, and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

Index Options

The non-money market ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash. All option contracts held as of December 31, 2007 are exchange traded.

Put and call options purchased are accounted for in the same manner as portfolio securities. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. The ProFunds VP did not write options during the period.

Foreign Currency Transactions

The accounting records of the ProFunds VP are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a ProFund VP denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The PROFUNDS VP do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates.

Foreign Currency Contracts

The ProFund VP Falling U.S. Dollar may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The ProFund VP could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Swap Agreements

The non-money market ProFunds VP may enter into swap agreements, primarily “long” total return swaps, for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. The value of swap agreements are equal to the ProFund VP’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty an amount equal to a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount are recorded as “unrealized gain or loss on swap agreements” and when cash is exchanged, which is generally no later than monthly, the gain or loss realized is recorded as “realized gains or losses on swap agreements”.

The non-money market ProFunds VP may enter into swap agreements that provide the opposite return of their benchmark index or security (“short” the index or security). Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund VP on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has under the swap agreement which may exceed the net asset value of the ProFund VP. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A ProFund VP will enter into swap agreements only with large, established and well capitalized financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. The ProFunds VP may use different counterparties to minimize credit risks and limit the exposure to any individual counterparty.

The ProFund VP collateralizes swap agreements with cash and certain securities as indicated on the Statement of Assets and Liabilities and the Schedule of Portfolio Investments of the ProFund VP, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the ProFund VP. In the event of a default by the counterparty, the ProFund VP will seek return of this collateral and may incur certain costs exercising its right with respect to the collateral.

The ProFund VP remains subject to credit risk with respect to the amount it expects to receive from counterparties, as those amounts are not similarly collateralized by the counterparty. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the ProFund VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFund VP may obtain only limited recovery or may obtain no recovery in such circumstances.

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

In addition to the 50 active ProFunds VP included in this report, the Advisor serves as the investment advisor for each of the additional 60 active ProFunds in the ProFunds Trust not included in this report and each of the Funds in the Access One and ProShares Trusts (other trusts in the Fund Complex advised by the Advisor or an affiliate).

Expenses directly attributable to a ProFund VP are charged to that ProFund VP, while expenses which are attributable to more than one ProFund VP are allocated among the respective ProFunds VP based upon relative net assets or another reasonable basis. Expenses which are attributable to funds of the ProFunds, Access One and ProShares Trusts are allocated across the ProFunds, Access One and ProShares Trusts based upon relative net assets or another reasonable basis.

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

Distributions to Shareholders

Each of the ProFunds VP (except ProFund VP Real Estate, ProFund VP U.S. Government Plus and ProFund VP Money Market) intends to declare and distribute net investment income at least annually. ProFund VP Real Estate declares and pays dividends from net investment income quarterly. ProFund VP U.S. Government Plus and ProFund VP Money Market declare dividends from net investment income daily and pays dividends on a monthly basis. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification.

Federal Income Taxes

Each of the ProFunds VP intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability. The ProFunds VP have a tax year end of December 31st.

In addition, effective June 29, 2007, the ProFunds VP adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the ProFunds’ VP tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and any interim tax period since then, as applicable). The adoption of FIN 48 did not impact the ProFunds’ VP net assets or results of operations.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations as “Fees paid indirectly.”

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the ProFunds VP adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the ProFunds VP, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

3.	Fees and Transactions with Affiliates

The PROFUNDS VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP (except ProFund VP U.S. Government Plus) each pay the Advisor a fee at an annualized rate of 0.75%, of the average daily net assets of each respective ProFund VP. The ProFund VP U.S. Government Plus pays the Advisor a fee at an annualized rate of 0.50% of its average daily net assets.

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citi Fund Services, Inc. (Citi Investors Services, Inc. acquired The Bisys Group, Inc. effective August 1, 2007), acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the ProFunds’ and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for each Form N-Q filing. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program. ProFunds Distributors, Inc. (the “Distributor”), an affiliate of Citi, serves as the Trust’s distributor. For providing the distribution entity and infrastructure related platform, the Distributor receives an annual fee of $150,000 in aggregate from the ProFunds and Access One Trusts. To the extent the Trusts cannot pay the Distributor such compensation and expense reimbursements in full from available monies already accrued pursuant to the Distribution and Shareholder Services Plan described below, it is contemplated that the Advisor, or an affiliate of the Advisor will pay any unpaid portion of such compensation and expense reimbursements to the Distributor. During the year ended December 31, 2007, the Distributor was compensated in full from fees accrued pursuant to the Distribution and Shareholder Services Plan. Citi also acts as transfer agent and fund accounting agent for the ProFunds VP for which it receives additional fees. As transfer agent for the PROFUNDS VP, Citi receives a base fee, service charges, fees based on the number of Funds and reimbursement of certain expenses. As fund accounting agent for the PROFUNDS VP, Citi receives an annual fee based on the ProFunds and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each ProFund VP may pay financial intermediaries such as broker-dealers, investment advisers (“Authorized Firms”) and ProFunds Distributors, Inc. up to 0.25%, on an annualized basis, of its average daily net assets as compensation for distribution-related activities and/or shareholder services. During the year ended December 31, 2007, the Advisor, as an Authorized Firm, was reimbursed $1,276,451 for expenses incurred under the Plan in aggregate relating to the Trust.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. The Trust, together with the Access One and ProShares Trusts, will pay each Independent Trustee compensation for his services as Trustee at the annual rate of $65,000. Independent Trustees will also receive $3,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $1,000 for attending each telephonic meeting. Each of the two Independent Trustees were compensated $81,000 ($162,000 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the ProFunds, Access One and ProShares Trusts for the year ended December 31, 2007. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the PROFUNDS VP reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as“Compliance services fees.”

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with certain insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the ProFunds VP may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of their average daily net assets as reflected on the Statement of Operations as “Administrative services fees.”

For the period May 1, 2006 through April 30, 2007, the Advisor had contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP in order to limit the annual operating expenses to an annualized rate of 1.63% of the average daily net assets of each ProFund VP (except ProFund VP U.S. Government Plus and ProFund VP Money Market). ProFund VP U.S. Government Plus’ operating expenses were limited to an annualized rate of 1.33% of its average daily net assets. ProFund VP Money Market’s operating expenses were limited to an annualized rate of 1.30% of its average daily net assets.

Effective May 1, 2007, the Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the PROFUNDS VP for the period from May 1, 2007 through April 30, 2008 in order to limit the annual operating expenses to an annualized rate of 1.63% of the average daily net assets of each ProFund VP (except ProFund VP U.S. Government Plus and ProFund VP Money Market). ProFund VP U.S. Government Plus’ operating expenses are limited to an annualized rate of 1.33% of its average daily net assets. ProFund VP Money Market’s operating expense are limited to an annualized rate of 1.30% of its average daily net assets.

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed the expense limit for the applicable period. Any amounts recouped by the Advisor during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of December 31, 2007, the repayments that may potentially be made by the ProFunds VP are as follows:

	Expires 12/31/08	Expires 04/30/10	Expires 04/30/11

ProFund VP Mid-Cap	$—	$—	$1,004
ProFund VP Dow 30	—	246	—
ProFund VP NASDAQ-100	—	3,520	8,984
ProFund VP Large-Cap Value	6,255	—	44,503
ProFund VP Large-Cap Growth	—	—	14,945
ProFund VP Mid-Cap Value	—	31,406	33,559
ProFund VP Mid-Cap Growth	—	—	11,739
ProFund VP Small-Cap Value	—	4,722	40,042
ProFund VP Small-Cap Growth	—	—	10,674
ProFund VP International	—	—	471
ProFund VP Emerging Markets	—	—	107
ProFund VP Japan	—	5,380	—
ProFund VP UltraMid-Cap	—	—	14,268
ProFund VP UltraSmall-Cap	—	—	19,279
ProFund VP UltraNASDAQ-100	—	—	6,170
ProFund VP Bear	—	—	6,646
ProFund VP Short Mid-Cap	10,621	7,642	5,237
ProFund VP Short Dow 30	—	2,703	2,020
ProFund VP Short NASDAQ-100	—	3,792	10,222
ProFund VP Short International	—	—	1,047
ProFund VP Short Emerging Markets	—	—	1,030
ProFund VP UltraShort Dow 30	—	2,114	958
ProFund VP UltraShort NASDAQ-100	—	1,986	1,258
ProFund VP Banks	4,416	11,566	20,389
ProFund VP Basic Materials	—	4,956	21,735
ProFund VP Biotechnology	—	4,773	10,636
ProFund VP Consumer Goods	10,635	16,859	21,894
ProFund VP Consumer Services	26,985	26,009	23,213
ProFund VP Financials	—	17,543	21,070
ProFund VP Health Care	—	—	21,944
ProFund VP Industrials	16,304	21,802	37,719
ProFund VP Internet	—	9,192	8,120
ProFund VP Oil & Gas	—	62,332	45,630
ProFund VP Pharmaceuticals	—	3,031	10,623
ProFund VP Precious Metals	—	—	22,547
ProFund VP Real Estate	—	13,490	27,741
ProFund VP Semiconductor	—	5,644	11,111
ProFund VP Technology	—	12,383	10,184
ProFund VP Telecommunications	—	9,953	24,053
ProFund VP Utilities	—	27,384	50,239
ProFund VP U.S. Government Plus	—	—	36,984
ProFund VP Falling U.S. Dollar	—	—	1,045
ProFund VP Money Market	—	—	32,955

During the year ended December 31, 2007, the Advisor voluntarily waived additional management services fees in the amounts listed below for the ProFunds VP. These fees were voluntarily waived to maintain a more competitive expense ratio. These fees are not available to be recouped in subsequent years.

Waiver

ProFund VP Bull	$87,673
ProFund VP Mid-Cap	146
ProFund VP Small-Cap	47,067
ProFund VP Dow 30	2,871
ProFund VP NASDAQ-100	47,958
ProFund VP Large-Cap Value	58,027
ProFund VP Large-Cap Growth	37,464

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

Waiver

ProFund VP Mid-Cap Value	$43,627
ProFund VP Mid-Cap Growth	39,705
ProFund VP Small-Cap Value	25,071
ProFund VP Small-Cap Growth	38,438
ProFund VP Asia 30	91,620
ProFund VP Europe 30	73,833
ProFund VP International	310
ProFund VP Emerging Markets	832
ProFund VP Japan	25,783
ProFund VP UltraBull	32,601
ProFund VP UltraMid-Cap	42,854
ProFund VP UltraSmall-Cap	20,715
ProFund VP UltraNASDAQ-100	36,984
ProFund VP Bear	20,468
ProFund VP Short Mid-Cap	2,618
ProFund VP Short Small-Cap	16,001
ProFund VP Short Dow 30	171
ProFund VP Short NASDAQ-100	14,764
ProFund VP Short International	30
ProFund VP Short Emerging Markets	27
ProFund VP UltraShort Dow 30	141
ProFund VP UltraShort NASDAQ-100	125
ProFund VP Banks	4,539
ProFund VP Basic Materials	38,673
ProFund VP Biotechnology	6,777
ProFund VP Consumer Goods	7,890
ProFund VP Consumer Services	2,946
ProFund VP Financials	17,046
ProFund VP Health Care	27,544
ProFund VP Industrials	11,471
ProFund VP Internet	5,501
ProFund VP Oil & Gas	83,120
ProFund VP Pharmaceuticals	9,855
ProFund VP Precious Metals	61,202
ProFund VP Real Estate	29,870
ProFund VP Semiconductor	3,789
ProFund VP Technology	11,611
ProFund VP Telecommunications	30,453
ProFund VP Utilities	64,716
ProFund VP U.S. Government Plus	34,634
ProFund VP Rising Rates Opportunity	52,550
ProFund VP Falling U.S. Dollar	62
ProFund VP Money Market	85,320

4.	Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2007 were as follows:
	Purchases	Sales

ProFund VP Bull	$293,363,961	$410,840,995
ProFund VP Small-Cap	32,779,300	67,576,424
ProFund VP Dow 30	157,271,261	162,234,292
ProFund VP NASDAQ-100	323,490,485	297,676,203
ProFund VP Large-Cap Value	298,043,089	383,518,696
ProFund VP Large-Cap Growth	226,810,112	231,386,877
ProFund VP Mid-Cap Value	286,295,367	328,192,295
ProFund VP Mid-Cap Growth	489,763,779	498,425,620
ProFund VP Small-Cap Value	158,595,577	225,982,493

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

	Purchases	Sales

ProFund VP Small-Cap Growth	$349,016,237	$390,023,728
ProFund VP Asia 30	418,868,226	404,398,794
ProFund VP Europe 30	412,342,573	454,368,337
ProFund VP UltraBull	461,774,670	470,988,795
ProFund VP UltraMid-Cap	356,458,167	378,825,885
ProFund VP UltraSmall-Cap	139,711,189	169,461,159
ProFund VP UltraNASDAQ-100	596,835,201	576,370,681
ProFund VP Banks	61,688,616	62,311,141
ProFund VP Basic Materials	291,453,726	215,924,148
ProFund VP Biotechnology	65,624,042	59,566,668
ProFund VP Consumer Goods	77,637,724	66,796,706
ProFund VP Consumer Services	33,436,162	37,141,312
ProFund VP Financials	73,186,030	91,394,416
ProFund VP Health Care	122,344,769	130,350,995
ProFund VP Industrials	134,853,789	121,904,323
ProFund VP Internet	58,306,286	54,229,304
ProFund VP Oil & Gas	300,919,494	291,348,189
ProFund VP Pharmaceuticals	82,181,423	89,415,795
ProFund VP Real Estate	354,276,098	383,246,299
ProFund VP Semiconductor	52,674,039	53,911,482
ProFund VP Technology	91,459,758	77,087,049
ProFund VP Telecommunications	218,736,521	231,199,021
ProFund VP Utilities	296,238,773	217,149,026

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2007 were as follows:

	Purchases	Sales

ProFund VP U.S. Government Plus	$128,109,619	$110,570,497

5.	Concentration Risk

Each Sector ProFund VP, ProFund VP Dow 30, ProFund VP Asia 30, ProFund VP Short Dow 30 and ProFund VP UltraShort Dow 30 may maintain exposure to issuers conducting business in a specific market sector or industry sector. These ProFunds VP are subject to the risk that those issuers (or that market sector or industry) will perform poorly, and the ProFunds VP will be negatively impacted by that poor performance. Each of ProFund VP Large-Cap Value, ProFund VP Large-Cap Growth, ProFund VP International, ProFund VP Emerging Markets, ProFund VP Short Mid-Cap, ProFund VP Short Small-Cap, ProFund VP Short NASDAQ-100, ProFund VP Short International and ProFund VP Short Emerging Markets may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index or security is so concentrated. Each of ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP Precious Metals and ProFund VP Falling U.S. Dollar may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which they focus their investments.

6.	Federal Income Tax Information

As of the tax year end of December 31, 2007, the following ProFunds VP had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires	Expires	Expires	Expires	Expires
	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15	Total

ProFund VP Mid-Cap	$—	$—	$—	$—	$250,620	$250,620
ProFund VP NASDAQ-100	—	—	—	3,476,760	—	3,476,760
ProFund VP International	—	—	—	—	591,470	591,470
ProFund VP Japan	—	—	—	1,864,158	5,078,524	6,942,682
ProFund VP UltraBull	—	—	—	—	3,416,972	3,416,972
ProFund VP UltraMid-Cap	—	—	—	—	757,452	757,452
ProFund VP UltraSmall-Cap	—	—	7,014,336	—	4,786,323	11,800,659
ProFund VP UltraNASDAQ-100	—	—	—	6,953,883	2,653,267	9,607,150

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

	Expires	Expires	Expires	Expires	Expires
	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15	Total

ProFund VP Bear	$23,991,155	$9,474,329	$3,069,606	$7,512,896	$4,644,272	$48,692,258
ProFund VP Short Mid-Cap	—	29,659	636,919	2,273,133	395,810	3,335,521
ProFund VP Short Small-Cap	—	34,822	423,868	7,270,343	2,926,943	10,655,976
ProFund VP Short Dow 30	—	—	—	107,693	36,643	144,336
ProFund VP Short NASDAQ-100	15,295,243	17,059,717	2,225,939	3,507,939	5,450,520	43,539,358
ProFund VP Short International	—	—	—	—	11,357	11,357
ProFund VP Short Emerging Markets	—	—	—	—	56,890	56,890
ProFund VP UltraShort NASDAQ-100	—	—	—	8,626	—	8,626
ProFund VP Banks	—	—	122,206	—	—	122,206
ProFund VP Basic Materials	—	—	—	142,610	—	142,610
ProFund VP Biotechnology	—	—	—	1,478,852	—	1,478,852
ProFund VP Consumer Services	—	—	172,235	—	—	172,235
ProFund VP Health Care	96,603	545,130	231,704	—	—	873,437
ProFund VP Pharmaceuticals	1,062,234	938,481	1,453,587	424,036	—	3,878,338
ProFund VP Semiconductor	—	—	—	1,003,398	446,964	1,450,362
ProFund VP Technology	—	—	—	635,500	—	635,500
ProFund VP U.S. Government Plus	1,049,287	581,813	—	2,734,672	—	4,365,772
ProFund VP Rising Rates Opportunity	—	21,517,217	22,965,205	—	5,366,257	49,848,679

As of the tax year end of December 31, 2007, the following ProFunds VP had additional net capital loss carryforwards that may be available to offset future net capital gains, if any. The amount of these losses that may be utilized are limited as a result of a prior year ownership change of the insurance company that issues the variable annuity contracts for which the ProFunds VP are investment options. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains which were offset will not be distributed to shareholders:

	Expires	Expires	Expires	Expires	Expires	Expires
	12/31/08	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	Total

ProFund VP NASDAQ-100	$—	$—	$9,225,557	$1,424,903	$6,628,365	$—	$17,278,825
ProFund VP Mid-Cap Value	—	—	—	960,030	1,618,391	—	2,578,421
ProFund VP Europe 30	—	7,993,723	5,807,241	3,450,241	3,425,937	—	20,677,142
ProFund VP Japan	—	—	436,173	92,208	—	—	528,381
ProFund VP UltraBull	—	6,605,770	5,004,296	1,935,011	195,963	2,083,596	15,824,636
ProFund VP UltraMid-Cap	—	—	1,237,920	—	—	—	1,237,920
ProFund VP UltraSmall-Cap	—	4,630,023	1,543,341	—	—	—	6,173,364
ProFund VP UltraNASDAQ-100	6,153,999	2,051,333	2,051,333	2,051,333	2,051,333	2,051,333	16,410,664
ProFund VP Bear	—	1,705,630	—	4,317,522	—	—	6,023,152
ProFund VP Short Small-Cap	—	34,605	5,700	5,700	—	—	46,005
ProFund VP Short NASDAQ-100	—	—	2,768,700	4,652,572	—	—	7,421,272
ProFund VP Banks	—	—	757,998	460,650	577,640	—	1,796,288
ProFund VP Basic Materials	—	—	376,680	125,560	—	—	502,240
ProFund VP Biotechnology	—	—	8,116,041	1,350,907	—	—	9,466,948
ProFund VP Consumer Goods	—	—	452,328	150,776	—	—	603,104
ProFund VP Consumer Services	—	—	701,646	24,850	—	—	726,496
ProFund VP Financials	—	—	578,912	945,464	—	—	1,524,376
ProFund VP Health Care	—	—	1,584,064	680,216	—	—	2,264,280
ProFund VP Industrials	—	—	—	82,177	—	—	82,177
ProFund VP Oil & Gas	—	77,964	2,141,711	506,983	—	506,983	3,233,641
ProFund VP Precious Metals	—	—	2,383,608	764,478	—	—	3,148,086
ProFund VP Real Estate	—	—	1,848,522	616,174	—	—	2,464,696
ProFund VP Semiconductor	—	—	1,101,535	220,307	1,102,941	—	2,424,783
ProFund VP Technology	—	1,006,389	2,609,011	186,109	3,182,798	1,074,176	8,058,483
ProFund VP Telecommunications	—	394,274	750,298	381,524	—	—	1,526,096
ProFund VP Utilities	—	339,817	2,287,980	731,393	226,080	—	3,585,270
ProFund VP Rising Rates Opportunity	—	—	991,999	26,871	—	—	1,018,870

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

The tax character of dividends paid to shareholders during the tax year ended December 31, 2007 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP Bull	$2,622,612	$—	$2,622,612
ProFund VP Small-Cap	3,474,875	8,256,975	11,731,850
ProFund VP Dow 30	65,278	—	65,278
ProFund VP Large-Cap Value	4,939,708	777,088	5,716,796
ProFund VP Large-Cap Growth	1,062,067	343,823	1,405,890
ProFund VP Mid-Cap Value	343,445	1,857,773	2,201,218
ProFund VP Mid-Cap Growth	1,565,398	4,837,993	6,403,391
ProFund VP Small-Cap Value	2,612,774	3,076,187	5,688,961
ProFund VP Small-Cap Growth	5,194,481	6,648,440	11,842,921
ProFund VP Asia 30	138,700	—	138,700
ProFund VP Europe 30	2,790,426	1,137,286	3,927,712
ProFund VP Japan	2,406,260	—	2,406,260
ProFund VP UltraBull	4,543,080	3,034,028	7,577,108
ProFund VP UltraMid-Cap	1,752,341	598,106	2,350,447
ProFund VP UltraSmall-Cap	511,925	—	511,925
ProFund VP Bear	1,685,377	—	1,685,377
ProFund VP Short Mid-Cap	257,064	—	257,064
ProFund VP Short Small-Cap	1,250,161	—	1,250,161
ProFund VP Short Dow 30	17,458	—	17,458
ProFund VP Short NASDAQ-100	1,955,739	—	1,955,739
ProFund VP UltraShort Dow 30	2,465	—	2,465
ProFund VP UltraShort NASDAQ-100	2,299	—	2,299
ProFund VP Banks	300,628	—	300,628
ProFund VP Basic Materials	321,148	—	321,148
ProFund VP Consumer Goods	126,919	—	126,919
ProFund VP Financials	349,425	—	349,425
ProFund VP Internet	68,886	—	68,886
ProFund VP Oil & Gas	—	4,283,910	4,283,910
ProFund VP Pharmaceuticals	216,589	—	216,589
ProFund VP Precious Metals	4,327,698	—	4,327,698
ProFund VP Real Estate	650,015	1,594,418	2,244,433
ProFund VP Telecommunications	445,711	154,688	600,399
ProFund VP Utilities	1,383,974	1,113,286	2,497,260
ProFund VP U.S. Government Plus	2,350,006	—	2,350,006
ProFund VP Rising Rates Opportunity	5,128,357	—	5,128,357
ProFund VP Money Market	6,258,884	—	6,258,884

The tax character of dividends paid to shareholders during the tax year ended December 31, 2006 were as follows:
			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP Bull	$3,838,095	$6,615,991	$10,454,086
ProFund VP Small-Cap	—	1,937,600	1,937,600
ProFund VP Large-Cap Value	1,449,475	—	1,449,475
ProFund VP Large-Cap Growth	899,976	—	899,976
ProFund VP Mid-Cap Value	8,831,490	5,244,072	14,075,562
ProFund VP Mid-Cap Growth	2,312,153	743,216	3,055,369
ProFund VP Small-Cap Value	—	3,876,765	3,876,765
ProFund VP Small-Cap Growth	14,103,765	3,867,760	17,971,525
ProFund VP Asia 30	427,520	—	427,520
ProFund VP Europe 30	563,768	2,744,870	3,308,638
ProFund VP Japan	6,224,426	12,683,325	18,907,751
ProFund VP UltraBull	2,808,383	—	2,808,383
ProFund VP UltraMid-Cap	9,481,967	2,479,181	11,961,148
ProFund VP UltraSmall-Cap	16,868	—	16,868

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP UltraNASDAQ-100	$27,392,163	$—	$27,392,163
ProFund VP Bear	917,468	—	917,468
ProFund VP Short Mid-Cap	50,953	—	50,953
ProFund VP Short Small-Cap	284,372	—	284,372
ProFund VP Short NASDAQ-100	502,444	—	502,444
ProFund VP Banks	142,765	—	142,765
ProFund VP Basic Materials	84,905	—	84,905
ProFund VP Consumer Goods	13,509	—	13,509
ProFund VP Financials	196,539	—	196,539
ProFund VP Internet	—	1,363,944	1,363,944
ProFund VP Oil & Gas	11,591,552	550,296	12,141,848
ProFund VP Pharmaceuticals	79,670	—	79,670
ProFund VP Precious Metals	903,704	—	903,704
ProFund VP Real Estate	1,117,286	2,673,602	3,790,888
ProFund VP Semiconductor	99,030	—	99,030
ProFund VP Technology	1,460,700	46,740	1,507,440
ProFund VP Telecommunications	219,464	—	219,464
ProFund VP Utilities	1,460,131	—	1,460,131
ProFund VP U.S. Government Plus	2,213,142	—	2,213,142
ProFund VP Rising Rates Opportunity	2,305,564	—	2,305,564
ProFund VP Money Market	4,590,652	—	4,590,652

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:
						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long Term	Distributions	Capital and	Appreciation	Earnings
	Income	Capital Gains	Payable	Other Losses	(Depreciation)	(Deficit)

ProFund VP Bull	$5,241,343	$14,654,605	$—	$—	$31,793,399	$51,689,347
ProFund VP Mid-Cap	8,867	—	—	(250,620)	(726)	(242,479)
ProFund VP Small-Cap	1,419,153	4,019,405	—	—	5,270,800	10,709,358
ProFund VP Dow 30	355,217	141,000	—	—	(4,092)	492,125
ProFund VP NASDAQ-100	—	—	—	(20,755,585)	17,167,186	(3,588,399)
ProFund VP Large-Cap Value	2,268,224	5,323,273	—	—	3,957,714	11,549,211
ProFund VP Large-Cap Growth	922,666	92,786	—	—	7,527,367	8,542,819
ProFund VP Mid-Cap Value	3,046,386	6,098,996	—	(2,578,421)	3,949,481	10,516,442
ProFund VP Mid-Cap Growth	4,005,225	3,200,399	—	—	4,380,337	11,585,961
ProFund VP Small-Cap Value	—	3,171,171	—	—	958,140	4,129,311
ProFund VP Small-Cap Growth	—	633,202	—	—	8,493,046	9,126,248
ProFund VP Asia 30	8,396,294	2,024,237	—	—	91,630,335	102,050,866
ProFund VP Europe 30	3,563,363	6,878,092	—	(20,677,142)	31,471,603	21,235,916
ProFund VP International	18,878	—	—	(591,470)	2,578	(570,014)
ProFund VP Emerging Markets	56,841	—	—	—	(21,762)	35,079
ProFund VP Japan	1,770,821	—	—	(7,471,063)	—	(5,700,242)
ProFund VP UltraBull	570,814	—	—	(19,241,608)	7,678,267	(10,992,527)
ProFund VP UltraMid-Cap	399,998	—	—	(1,995,372)	3,984,677	2,389,303
ProFund VP UltraSmall-Cap	261,358	—	—	(17,974,023)	459,241	(17,253,424)
ProFund VP UltraNASDAQ-100	—	—	—	(26,017,814)	(9,442,984)	(35,460,798)
ProFund VP Bear	1,380,886	—	—	(54,715,410)	136,322	(53,198,202)
ProFund VP Short Mid-Cap	178,696	—	—	(3,335,521)	8,488	(3,148,337)
ProFund VP Short Small-Cap	1,095,474	—	—	(10,701,981)	88,894	(9,517,613)
ProFund VP Short Dow 30	10,937	—	—	(144,336)	1,434	(131,965)
ProFund VP Short NASDAQ-100	1,032,789	—	—	(50,960,630)	102,007	(49,825,834)
ProFund VP Short International	1,891	—	—	(11,357)	(1,032)	(10,498)
ProFund VP Short Emerging Markets	1,800	—	—	(56,890)	989	(54,101)
ProFund VP UltraShort Dow 30	239,907	—	—	—	1,789	241,696
ProFund VP UltraShort NASDAQ-100	7,203	—	—	(8,626)	2,831	1,408

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long Term	Distributions	Capital and	Appreciation	Earnings
	Income	Capital Gains	Payable	Other Losses	(Depreciation)	(Deficit)

ProFund VP Banks	$226,667	$—	$—	$(1,918,494)	$(1,093,596)	$(2,785,423)
ProFund VP Basic Materials	252,811	—	—	(644,850)	14,004,610	13,612,571
ProFund VP Biotechnology	—	—	—	(10,945,800)	(282,489)	(11,228,289)
ProFund VP Consumer Goods	246,473	255,753	—	(603,104)	1,367,527	1,266,649
ProFund VP Consumer Services	—	—	—	(898,731)	481,177	(417,554)
ProFund VP Financials	353,453	—	—	(1,524,376)	1,103,306	(67,617)
ProFund VP Health Care	130,707	—	—	(3,137,717)	6,209,276	3,202,266
ProFund VP Industrials	236,725	248,813	—	(82,177)	2,413,292	2,816,653
ProFund VP Internet	—	688,448	—	—	2,806,394	3,494,842
ProFund VP Oil & Gas	1,331,546	8,149,659	—	(3,233,641)	85,510,371	91,757,935
ProFund VP Pharmaceuticals	240,807	—	—	(3,878,338)	(184,027)	(3,821,558)
ProFund VP Precious Metals	13,399,391	—	—	(3,148,086)	4,024,190	14,275,495
ProFund VP Real Estate	—	272,684	—	(2,464,696)	8,151,751	5,959,739
ProFund VP Semiconductor	—	—	—	(3,875,145)	833,625	(3,041,520)
ProFund VP Technology	—	—	—	(8,693,983)	4,116,785	(4,577,198)
ProFund VP Telecommunications	2,814,576	2,955,811	—	(1,526,096)	2,437,806	6,682,097
ProFund VP Utilities	1,582,797	1,576,054	—	(3,585,270)	33,755,389	33,328,970
ProFund VP U.S. Government Plus	240,371	—	(240,371)	(4,365,772)	3,112,319	(1,253,453)
ProFund VP Rising Rates Opportunity	3,641,751	—	—	(50,867,549)	(2,799,747)	(50,025,545)
ProFund VP Falling U.S. Dollar	6,942	3,588	—	—	—	10,530
ProFund VP Money Market	—	—	—	—	—	—

At December 31, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Tax	Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

ProFund VP Bull	$129,882,443	$32,996,186	$(1,202,787)	$31,793,399
ProFund VP Mid-Cap	192,997	—	—	—
ProFund VP Small-Cap	63,077,879	13,705,491	(8,412,663)	5,292,828
ProFund VP Dow 30	537,991	—	—	—
ProFund VP NASDAQ-100	93,028,466	18,176,700	(1,009,514)	17,167,186
ProFund VP Large-Cap Value	67,373,353	6,231,484	(2,273,770)	3,957,714
ProFund VP Large-Cap Growth	68,506,826	8,154,811	(627,444)	7,527,367
ProFund VP Mid-Cap Value	62,172,205	6,295,841	(2,346,360)	3,949,481
ProFund VP Mid-Cap Growth	60,919,109	4,815,197	(434,860)	4,380,337
ProFund VP Small-Cap Value	31,038,895	2,553,823	(1,595,683)	958,140
ProFund VP Small-Cap Growth	31,259,163	8,993,202	(500,156)	8,493,046
ProFund VP Asia 30	166,418,512	93,455,011	(1,824,676)	91,630,335
ProFund VP Europe 30	99,710,676	32,677,081	(1,205,478)	31,471,603
ProFund VP International	483,992	—	—	—
ProFund VP Emerging Markets	3,600,940	—	—	—
ProFund VP Japan	23,632,505	—	—	—
ProFund VP UltraBull	52,692,776	8,195,168	(218,344)	7,976,824
ProFund VP UltraMid-Cap	64,322,001	5,698,716	(1,423,018)	4,275,698
ProFund VP UltraSmall-Cap	22,911,975	2,344,292	(1,597,096)	747,196
ProFund VP UltraNASDAQ-100	109,188,863	—	(8,466,795)	(8,466,795)
ProFund VP Bear	30,186,560	—	—	—
ProFund VP Short Mid-Cap	1,612,409	—	—	—
ProFund VP Short Small-Cap	18,334,857	—	—	—
ProFund VP Short Dow 30	192,222	—	—	—
ProFund VP Short NASDAQ-100	11,441,192	—	—	—
ProFund VP Short International	192,997	—	—	—
ProFund VP Short Emerging Markets	169,997	—	—	—
ProFund VP UltraShort Dow 30	151,222	—	—	—
ProFund VP UltraShort NASDAQ-100	134,068	—	—	—

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

		Tax	Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

ProFund VP Banks	$10,194,773	$—	$(1,093,596)	$(1,093,596)
ProFund VP Basic Materials	106,034,976	15,763,146	(1,758,536)	14,004,610
ProFund VP Biotechnology	15,377,916	330,188	(612,252)	(282,064)
ProFund VP Consumer Goods	28,785,485	1,931,423	(563,896)	1,367,527
ProFund VP Consumer Services	1,932,384	492,782	(11,605)	481,177
ProFund VP Financials	23,926,275	1,756,252	(652,946)	1,103,306
ProFund VP Health Care	56,683,022	7,177,798	(968,522)	6,209,276
ProFund VP Industrials	21,165,247	2,587,907	(174,615)	2,413,292
ProFund VP Internet	10,668,477	3,037,241	(230,847)	2,806,394
ProFund VP Oil & Gas	99,928,699	85,660,681	(150,310)	85,510,371
ProFund VP Pharmaceuticals	10,553,731	—	(183,477)	(183,477)
ProFund VP Precious Metals	159,503,341	—	—	—
ProFund VP Real Estate	20,659,415	8,623,012	(471,261)	8,151,751
ProFund VP Semiconductor	3,904,643	854,185	(20,560)	833,625
ProFund VP Technology	31,127,155	4,410,261	(293,476)	4,116,785
ProFund VP Telecommunications	22,316,700	2,851,222	(410,667)	2,440,555
ProFund VP Utilities	161,672,072	35,071,679	(1,316,290)	33,755,389
ProFund VP U.S. Government Plus	86,529,620	1,482,598	—	1,482,598
ProFund VP Rising Rates Opportunity	83,435,228	—	—	—
ProFund VP Falling U.S. Dollar	505,992	—	—	—
ProFund VP Money Market	245,372,075	—	—	—

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ProFunds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ProFund VP Bull, ProFund VP Mid-Cap, ProFund VP Small-Cap, ProFund VP Dow 30, ProFund VP NASDAQ-100 (formerly known as ProFund VP OTC), ProFund VP Large-Cap Value, ProFund VP Large-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP International, ProFund VP Emerging Markets, ProFund VP Japan, ProFund VP UltraBull, ProFund VP UltraMid-Cap, ProFund VP UltraSmall-Cap, ProFund VP UltraNASDAQ-100 (formerly known as ProFund VP UltraOTC), ProFund VP Bear, ProFund VP Short Mid-Cap, ProFund VP Short Small-Cap, ProFund VP Short Dow 30, ProFund VP Short NASDAQ-100 (formerly known as ProFund VP Short OTC), ProFund VP Short International, ProFund VP Short Emerging Markets, ProFund VP UltraShort Dow 30, ProFund VP UltraShort NASDAQ-100 (formerly known as ProFund VP UltraShort OTC), ProFund VP Banks, ProFund VP Basic Materials, ProFund VP Biotechnology, ProFund VP Consumer Goods, ProFund VP Consumer Services, ProFund VP Financials, ProFund VP Health Care, ProFund VP Industrials, ProFund VP Internet, ProFund VP Oil & Gas, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Semiconductor, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP Utilities, ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity, ProFund VP Falling U.S. Dollar and ProFund VP Money Market (fifty of the portfolios that are part of ProFunds, hereafter collectively referred to as the “Funds”) at December 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 25, 2008

PROFUNDS VP

Additional Tax Information (unaudited)

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2007, qualify for the corporate dividends received deduction for the following Funds:
Dividends
Received
Deduction

ProFund VP Bull	100.00%
ProFund VP Small-Cap	21.51%
ProFund VP Large-Cap Value	36.42%
ProFund VP Large-Cap Growth	84.90%
ProFund VP Mid-Cap Value	100.00%
ProFund VP Mid-Cap Growth	24.54%
ProFund VP Small-Cap Value	25.34%
ProFund VP Small-Cap Growth	6.83%
ProFund VP Asia 30	15.54%
ProFund VP Europe 30	5.42%
ProFund VP UltraBull	15.69%
ProFund VP UltraMid-Cap	32.99%
ProFund VP UltraSmall-Cap	54.14%
ProFund VP Banks	100.00%
ProFund VP Basic Materials	100.00%
ProFund VP Consumer Goods	100.00%
ProFund VP Financials	100.00%
ProFund VP Internet	100.00%
ProFund VP Pharmaceuticals	100.00%
ProFund VP Telecommunications	100.00%
ProFund VP Utilities	100.00%

PROFUNDS VP

Board Approval of Investment Advisory Agreements (unaudited)

At a meeting held on September 19, 2007, the Board of Trustees (the “Board”), including the Independent Trustees, unanimously approved the investment advisory agreement (the “Advisory Agreement”) with ProFund Advisors LLC (the “Advisor”) on behalf of each Fund. In determining whether it was appropriate to approve the Advisory Agreement on behalf of each Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) copies of the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information from prior periods; (vii) detailed comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; (ix) assets and accounts managed by Portfolio Managers; and (x) information regarding brokerage allocation and best execution, including a summary of the Advisor’s review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor’s compliance program, including practices in monitoring each Fund’s compliance with regulatory requirements and Trust procedures. The Board carefully evaluated this information, and was advised by fund counsel with respect to its deliberations. The Independent Trustees were advised by their independent legal counsel.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable and in the best interests of shareholders and should be approved. The Board took note of all of the information that had been provided and considered all of the factors it considered relevant, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to each Fund and its shareholders by the Advisor; (ii) investment performance; (iii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with each Fund; (iv) the extent to which economies of scale might be realized as each Fund grows; and (v) whether fee levels reflect economies of scale, if any, for the benefit of the Fund shareholders.

The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor as well as the systems, processes and resources required to manage the Funds effectively, which might not be present at other investment advisory organizations. The Board took note of the special skills needed to manage the Funds. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Fund’s ability to meet their stated investment objectives. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and whether it provides appropriate incentives. The Board also considered information regarding how brokerage for each Fund was allocated. Finally, the Board reviewed the Advisor’s compliance program. The Board considered, with respect to each Fund, the Advisor’s success in achieving the investment objectives of each Fund. Based upon its review, the Board concluded that the investment advisory services provided by the Advisor were of high quality, that the Advisor was reasonably successful in achieving the investment goals of each Fund, and that the Advisor’s services benefited the Funds’ shareholders, particularly in light of the nature of the Funds and the services required to support them.

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Trust. The Board noted the difficulty of obtaining precise information comparing the fees charged by other investment advisors because there are few fund complexes with substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found the comparative information provided by the Advisor to be useful in its evaluation of the reasonableness of the Advisor’s fees. The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily portfolio rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve the objectives of the Funds on their own, noting that it would be more expensive or impossible to do so. The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered indirect or “fall-out” benefits that the Advisor derived from its relationship to the Funds, noting in particular that while the Advisor may receive research provided by broker-dealers, best execution will remain the main driver of trade allocation and it will not allocate brokerage in return for research or other non-brokerage services. The Trustees concluded that the Management Services Agreement was in the best interests of the Funds and their shareholders; that the services to be performed were required for the operation of the Funds; and that the Advisor could provide services the nature and quality of which were at least equal to those provided by others offering the same or similar services; and that the fees were reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

PROFUNDS VP

Board Approval of Investment Advisory Agreements (continued) (unaudited)

The Board also considered the financial condition of the Advisor, which it found to be sound based upon a review of financial statements and discussions with officers of the Advisor. The Board also discussed with representatives of the Advisor potential economies of scale, and how and when shareholders might benefit from economies of scale. The Board considered the fact that the Advisor waived its fees and/or reimbursed expenses with respect to specific Funds, and an undertaking by the Advisor to institute additional waivers in the future should the aggregate assets of the ProFunds and Access One Trusts and the assets of individual portfolios thereof grow to exceed specified levels.

The Board, including the Independent Trustees, concluded that the investment advisory fees and other compensation payable by each Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of each Fund. The Board indicated to the Advisor that it intends to consider and evaluate on an ongoing basis potential economies of scale and how shareholders might benefit from those economies of scale.

PROFUNDS VP

Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a ProFund VP and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Expense table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect separate accounts or insurance contract fees and charges. If those fees were reflected, expenses would be higher.

These examples are based on an investment of $1,000 invested at July 1, 2007 and held for the entire period from July 1, 2007 through December 31, 2007 (unless otherwise noted).

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07

ProFund VP Bull	$1,000.00	$976.70	$8.12	1.63%
ProFund VP Mid-Cap**	1,000.00	990.30	5.29	1.63%
ProFund VP Small-Cap	1,000.00	920.70	7.55	1.56%
ProFund VP Dow 30	1,000.00	1,046.00	6.70	1.30%
ProFund VP NASDAQ-100	1,000.00	1,075.10	8.53	1.63%
ProFund VP Large-Cap Value	1,000.00	941.30	7.98	1.63%
ProFund VP Large-Cap Growth	1,000.00	1,014.00	8.27	1.63%
ProFund VP Mid-Cap Value	1,000.00	922.70	7.90	1.63%
ProFund VP Mid-Cap Growth	1,000.00	993.20	8.19	1.63%
ProFund VP Small-Cap Value	1,000.00	878.20	7.72	1.63%
ProFund VP Small-Cap Growth	1,000.00	946.90	8.00	1.63%
ProFund VP Asia 30	1,000.00	1,281.30	9.14	1.59%
ProFund VP Europe 30	1,000.00	1,017.30	8.19	1.61%
ProFund VP International**	1,000.00	1,022.70	5.37	1.63%
ProFund VP Emerging Markets**	1,000.00	1,170.70	5.77	1.63%
ProFund VP Japan	1,000.00	845.20	7.63	1.64%
ProFund VP UltraBull	1,000.00	919.10	7.88	1.63%
ProFund VP UltraMid-Cap	1,000.00	881.30	7.73	1.63%
ProFund VP UltraSmall-Cap	1,000.00	802.50	7.41	1.63%
ProFund VP UltraNASDAQ-100	1,000.00	1,101.40	8.69	1.64%
ProFund VP Bear	1,000.00	1,037.40	8.37	1.63%
ProFund VP Short Mid-Cap	1,000.00	1,054.10	8.44	1.63%
ProFund VP Short Small-Cap	1,000.00	1,080.90	8.60	1.64%
ProFund VP Short Dow 30	1,000.00	1,021.40	8.30	1.63%
ProFund VP Short NASDAQ-100	1,000.00	942.00	7.98	1.63%
ProFund VP Short International**	1,000.00	979.70	5.26	1.63%
ProFund VP Short Emerging Markets**	1,000.00	814.70	4.82	1.63%
ProFund VP UltraShort Dow 30	1,000.00	1,008.30	8.25	1.63%
ProFund VP UltraShort NASDAQ-100	1,000.00	853.00	7.61	1.63%
ProFund VP Banks	1,000.00	764.20	7.25	1.63%
ProFund VP Basic Materials	1,000.00	1,099.20	8.62	1.63%
ProFund VP Biotechnology	1,000.00	1,001.00	8.22	1.63%
ProFund VP Consumer Goods	1,000.00	1,025.70	8.32	1.63%
ProFund VP Consumer Services	1,000.00	886.50	7.75	1.63%

PROFUNDS VP

Expense Examples (continued) (unaudited)

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07

ProFund VP Financials	$1,000.00	$821.40	$7.48	1.63%
ProFund VP Health Care	1,000.00	1,014.90	8.28	1.63%
ProFund VP Industrials	1,000.00	992.20	8.18	1.63%
ProFund VP Internet	1,000.00	963.50	8.07	1.63%
ProFund VP Oil & Gas	1,000.00	1,128.60	8.75	1.63%
ProFund VP Pharmaceuticals	1,000.00	975.70	8.12	1.63%
ProFund VP Precious Metals	1,000.00	1,264.80	9.30	1.63%
ProFund VP Real Estate	1,000.00	867.00	7.67	1.63%
ProFund VP Semiconductor	1,000.00	963.70	8.07	1.63%
ProFund VP Technology	1,000.00	1,054.90	8.44	1.63%
ProFund VP Telecommunications	1,000.00	947.70	8.00	1.63%
ProFund VP Utilities	1,000.00	1,072.70	8.52	1.63%
ProFund VP U.S. Government Plus	1,000.00	1,155.70	7.23	1.33%
ProFund VP Rising Rates Opportunity	1,000.00	878.40	7.53	1.59%
ProFund VP Falling U.S. Dollar**	1,000.00	1,061.70	5.48	1.63%
ProFund VP Money Market	1,000.00	1,017.70	6.61	1.30%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Information shown reflects values using the expense ratios and rates of return for the period from August 31, 2007 (date of commencement of operations) to December 31, 2007.

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your ProFund VP and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07

ProFund VP Bull	$1,000.00	$1,016.99	$8.29	1.63%
ProFund VP Mid-Cap**	1,000.00	1,016.99	8.29	1.63%
ProFund VP Small-Cap	1,000.00	1,017.34	7.93	1.56%
ProFund VP Dow 30	1,000.00	1,018.65	6.61	1.30%
ProFund VP NASDAQ-100	1,000.00	1,016.99	8.29	1.63%
ProFund VP Large-Cap Value	1,000.00	1,016.99	8.29	1.63%
ProFund VP Large-Cap Growth	1,000.00	1,016.99	8.29	1.63%
ProFund VP Mid-Cap Value	1,000.00	1,016.99	8.29	1.63%
ProFund VP Mid-Cap Growth	1,000.00	1,016.99	8.29	1.63%
ProFund VP Small-Cap Value	1,000.00	1,016.99	8.29	1.63%
ProFund VP Small-Cap Growth	1,000.00	1,016.99	8.29	1.63%
ProFund VP Asia 30	1,000.00	1,017.19	8.08	1.59%
ProFund VP Europe 30	1,000.00	1,017.09	8.19	1.61%
ProFund VP International**	1,000.00	1,016.99	8.29	1.63%
ProFund VP Emerging Markets**	1,000.00	1,016.99	8.29	1.63%
ProFund VP Japan	1,000.00	1,016.94	8.34	1.64%
ProFund VP UltraBull	1,000.00	1,016.99	8.29	1.63%
ProFund VP UltraMid-Cap	1,000.00	1,016.99	8.29	1.63%
ProFund VP UltraSmall-Cap	1,000.00	1,016.99	8.29	1.63%

PROFUNDS VP

Expense Examples (continued) (unaudited)

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07

ProFund VP UltraNASDAQ-100	$1,000.00	$1,016.94	$8.34	1.64%
ProFund VP Bear	1,000.00	1,016.99	8.29	1.63%
ProFund VP Short Mid-Cap	1,000.00	1,016.99	8.29	1.63%
ProFund VP Short Small-Cap	1,000.00	1,016.94	8.34	1.64%
ProFund VP Short Dow 30	1,000.00	1,016.99	8.29	1.63%
ProFund VP Short NASDAQ-100	1,000.00	1,016.99	8.29	1.63%
ProFund VP Short International**	1,000.00	1,016.99	8.29	1.63%
ProFund VP Short Emerging Markets**	1,000.00	1,016.99	8.29	1.63%
ProFund VP UltraShort Dow 30	1,000.00	1,016.99	8.29	1.63%
ProFund VP UltraShort NASDAQ-100	1,000.00	1,016.99	8.29	1.63%
ProFund VP Banks	1,000.00	1,016.99	8.29	1.63%
ProFund VP Basic Materials	1,000.00	1,016.99	8.29	1.63%
ProFund VP Biotechnology	1,000.00	1,016.99	8.29	1.63%
ProFund VP Consumer Goods	1,000.00	1,016.99	8.29	1.63%
ProFund VP Consumer Services	1,000.00	1,016.99	8.29	1.63%
ProFund VP Financials	1,000.00	1,016.99	8.29	1.63%
ProFund VP Health Care	1,000.00	1,016.99	8.29	1.63%
ProFund VP Industrials	1,000.00	1,016.99	8.29	1.63%
ProFund VP Internet	1,000.00	1,016.99	8.29	1.63%
ProFund VP Oil & Gas	1,000.00	1,016.99	8.29	1.63%
ProFund VP Pharmaceuticals	1,000.00	1,016.99	8.29	1.63%
ProFund VP Precious Metals	1,000.00	1,016.99	8.29	1.63%
ProFund VP Real Estate	1,000.00	1,016.99	8.29	1.63%
ProFund VP Semiconductor	1,000.00	1,016.99	8.29	1.63%
ProFund VP Technology	1,000.00	1,016.99	8.29	1.63%
ProFund VP Telecommunications	1,000.00	1,016.99	8.29	1.63%
ProFund VP Utilities	1,000.00	1,016.99	8.29	1.63%
ProFund VP U.S. Government Plus	1,000.00	1,018.50	6.77	1.33%
ProFund VP Rising Rates Opportunity	1,000.00	1,017.19	8.08	1.59%
ProFund VP Falling U.S. Dollar**	1,000.00	1,016.99	8.29	1.63%
ProFund VP Money Market	1,000.00	1,018.65	6.61	1.30%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

**

Information shown reflects values using the expense ratios for the period from August 31, 2007 (date of commencement of operations) to December 31, 2007 and has been adjusted to reflect values for the period July 1, 2007 to December 31, 2007.

PROFUNDS VP

Trustees and Officers (unaudited)

Number of
		Term of		Portfolios* in	Other
	Position(s)	Office and		Fund Complex	Directorships
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
and Birth Date	the Trust	Time Served	During Past 5 Years	Trustee	Trustee

Independent Trustees

Russell S. Reynolds, III	Trustee	Indefinite;	Directorship	ProFunds (110);	Directorship
c/o ProFunds		October 1997 to	Search Group,	Access One	Search
7501 Wisconsin Avenue,		present	Inc. (Executive	Trust (3);	Group, Inc.
Suite 1000			Recruitment):	ProShares
Bethesda, MD 20814			President (May	Trust (58)
Birth Date: 7/57			2004 to present);
Managing Director
(March 1993 to April
2004).
Michael C. Wachs	Trustee	Indefinite;	AMC Delancey Group,	ProFunds (110);	AMC
c/o ProFunds		October	Inc. (Real Estate	Access One	Delancey
7501 Wisconsin Avenue,		1997 to	Development): Vice	Trust (3);	Group, Inc.
Suite 1000		present	President (January 2001	ProShares
Bethesda, MD 20814			to present).	Trust (58)
Birth Date: 10/61

Interested Trustee

Michael L. Sapir**	Trustee	Indefinite;	Chairman and Chief	ProFunds (110);	None
7501 Wisconsin Avenue,	and	April 1997	Executive Officer of the	Access One
Suite 1000	Chairman	to present	Advisor (May 1997 to	Trust (3);
Bethesda, MD 20814			present).	ProShares
Birth Date: 5/58				Trust (58)

*	Represents number of operational portfolios in Fund complex overseen by Trustee.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Officers

Louis M. Mayberg	President	Indefinite;	President of the Advisor
7501 Wisconsin Avenue,		February 2003 to present	(May 1997 to present).
Suite 1000
Bethesda, MD 20814
Birth Date: 8/62

Victor M. Frye	Chief Compliance	Indefinite;	Counsel and Chief
7501 Wisconsin Avenue,	Officer	September 2004 to present	Compliance officer of the
Suite 1000			Advisor (October 2002 to
Bethesda, MD 20814			present); Calvert Group,
Birth Date: 10/58			Ltd.; Counsel,
Compliance Officer and
Assistant Secretary
(January 1999 to
October 2002).

PROFUNDS VP

Trustees and Officers (continued) (unaudited)

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Stephenie E. Adams	Secretary	Indefinite;	Assistant Vice President,
7501 Wisconsin Avenue,		September 2007 to present	ProFund Advisors LLC
Suite 1000	Assistant Secretary	April 2006 to September	(December 2002 to
Bethesda, MD 20814		2007	present); Not employed,
Birth Date: 4/69			November 2002; Vice
President, FBR National
Bank & Trust (May 2000
to October 2002); Vice
President and Secretary
of FBR Fund for
Government Investors,
FBR Fund for Tax-Free
Investors, Inc., FBR
American Gas Index
Fund, Inc., and The FBR
Rushmore Fund, Inc.
(October 1995 to
October 2002).

Patrick J. Keniston	Assistant Secretary	Indefinite;	Vice President, Citi Fund
100 Summer Street,		December 2006 to present	Services (March 2005 to
Suite 1500			present); Attorney,
Boston, MA 02110			Citigroup Global
Birth Date: 1/64			Transaction Services
(October 2001 to
March 2005).

Troy A. Sheets	Treasurer	Indefinite;	Citi Fund Services,
3435 Stelzer Road		June 2002 to present	Senior Vice President of
Columbus, OH 43219			Fund Administration
Birth Date: 5/71			(April 2002 to present);
KPMG LLP, Senior
Manager (August 1993
to March 2002).

Martin R. Dean	Assistant Treasurer	Indefinite;	Citi Fund Services,
3435 Stelzer Road		March 2006 to present	Senior Vice President of
Columbus, OH 43219			Fund Administration
Birth Date: 11/63			(September 1998
to present).

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

ProFundsTM

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 1-888-776-5717.

A description of the policies and procedures that the ProFunds VP uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-776-3637; and on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the ProFund VP voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling toll-free 1-888-776-3637; and on the Commission’s website at http://www.sec.gov.

ProFunds VP file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holding for the Funds in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Not just funds, ProFundsSM

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500”, and “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Barra Growth Index,” “S&P MidCap 400/BarraValue Index,” “S&P SmallCap 600/Barra Growth Index,” and “S&P SmallCap 600/Barra Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds VP. “Dow Jones,” “Dow 30,” “Dow Jones Industrial Average®,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VP. “Russell 2000® Index” is a trademark of the Russell Investment Group. “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. The “Nikkei 225 Stock Average” is a trademark of Nihon Keizai Shimbun, Inc. “Philadelphia Stock Exchange®”, “PHLX®”, “PHLX Gold/Silver SectorSM” and “XAUSM” are trademarks or service marks of the Philadelphia Stock Exchange, Inc. PROFUNDS VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

12/07

Not just funds, ProFundsSM

Classic ProFunds VP
Bull
Mid-Cap
Small-Cap
NASDAQ-100
Small-Cap Value
Asia 30
Europe 30
International
Emerging Markets
Japan

Ultra ProFund VP
UltraSmall-Cap

Inverse ProFunds VP
Short Small-Cap
Short NASDAQ-100
Short International
Short Emerging Markets

Sector ProFunds VP
Basic Materials
Consumer Services
Financials
Oil & Gas
Pharmaceuticals
Precious Metals
Telecommunications
Utilities

Non-Equity ProFunds VP
U.S. Government Plus
Falling U.S. Dollar

Money Market ProFund VP
Money Market

Annual Report
December 31, 2007

i	Message from the Chairman
ii	Management Discussion of Fund Performance
Allocation of Portfolio Holdings & Index Composition,
Schedule of Portfolio Investments and Financial Statements

1	ProFund VP Bull
11	ProFund VP Mid-Cap
16	ProFund VP Small-Cap
29	ProFund VP NASDAQ-100
35	ProFund VP Small-Cap Value
44	ProFund VP Asia 30
50	ProFund VP Europe 30
56	ProFund VP International
61	ProFund VP Emerging Markets
66	ProFund VP Japan
71	ProFund VP UltraSmall-Cap
83	ProFund VP Short Small-Cap
88	ProFund VP Short NASDAQ-100
93	ProFund VP Short International
98	ProFund VP Short Emerging Markets
103	ProFund VP Basic Materials
109	ProFund VP Consumer Services
116	ProFund VP Financials
123	ProFund VP Oil & Gas
129	ProFund VP Pharmaceuticals
134	ProFund VP Precious Metals
139	ProFund VP Telecommunications
144	ProFund VP Utilities
150	ProFund VP U.S. Government Plus
155	ProFund VP Falling U.S. Dollar
161	ProFund VP Money Market

166	Notes to Financial Statements

177	Report of Independent Registered Public Accounting Firm

178	Additional Tax Information

179	Board Approval of Investment Advisory Agreements

181	Expense Examples

183	Trustees and Officers

Message from the Chairman

Dear Shareholder,

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2007.

A wild ride in equities

The U.S. equity market took investors for a wild ride in 2007. The first half of the year saw the equity market continue its upward trend as GDP growth remained strong and unemployment and inflation remained tame. Accordingly, the S&P 500® Index gained 7.0% from December 31, 2006 to June 30, 2007.

In the second half of the year, the effect of falling home prices and rising default rates in subprime mortgages eventually spilled over to the equity market. Consequently, the S&P 500 Index fell 1.4% from June 30 to December 31, 2007.

The net result was that most broad stock market indexes posted modest gains for the entire year. The S&P 500 ended with a total return of 5.5%, and the S&P MidCap 400 Index finished up 8.0%, while the Russell 2000® Index was in the red with a total return of –1.6% for the year. Generally speaking, growth stocks outperformed value, and large-cap stocks outperformed small caps in 2007.

Oil & gas shines, financials lose luster

U.S. equity sector performance was all over the map in 2007. Escalating oil prices, fueled by increasing global demand and concerns over supply, helped the Dow Jones U.S. Oil & Gas Index earn a return of 34.8% for the year. The Dow Jones U.S. Basic Materials Index achieved a 32.9% gain, and the technology-heavy NASDAQ-100® produced a total return of 19.2%. On the other side of the spectrum, financials were hit hardest by the subprime fallout, declining 17.7% for the year.

Some opportunities resided abroad

A global economic boom meant that some of the best-performing indexes in 2007 were those that tracked foreign markets. For example, The Bank of New York Emerging Markets 50 ADR Index finished up 43.5%. More developed foreign markets provided more modest returns; the MSCI EAFE Index (Europe, Australasia, and Far East), which includes developed markets outside of North America, was up 11.2% on the year. Japan, however, showed particular weakness in 2007 as the Nikkei 225 Average fell 5.2%.

Flight to quality in bonds

As subprime mortgage defaults began to make headlines in May, investors reacted by selling lower-quality, higher-risk bonds and buying much safer government bonds. Consequently, U.S. Treasury yields fell across the board, helping the 30-year U.S. Treasury Bond produce a total return of 8.1%.

Dollar weakness persists

The U.S. dollar continued its slide in 2007 as the U.S. Dollar Index, a measure of the dollar’s value against a basket of six foreign currencies, hit an all-time low in November. The index finished the year down 8.3%.

Celebrating 10 years of innovation

Since 1997, ProFunds has offered investors easier access to sophisticated investment strategies. We believed then, as we do now, that investors should have abundant opportunities to increase potential returns and reduce risk, no matter what direction the markets take. I’m proud to say that we remain committed to the innovative spirit that was behind the launch of our first funds more than 10 years ago.

As always, we deeply appreciate your continued trust and confidence in ProFunds VP.

Sincerely,

Michael L. Sapir
Chairman

Investing in ProFunds VP involves certain risks, including in all or some cases, leverage, liquidity, concentration, non-diversification, repurchase agreement, and inverse correlation risks. In addition, ProFunds VP permit active trading strategies that may increase expenses and reduce fund performance.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors LLC (“PFA”) uses a quantitative approach in seeking to achieve the daily investment objectives of each ProFund VP.1 Using this approach, PFA determines the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its daily benchmark.2

ProFunds VP seek to provide daily correlation with their benchmarks consistent with their investment objectives. PFA employs a management strategy wherein it strives to consistently pursue the investment objective of each ProFund VP.1 Accordingly, the ProFunds VP do not seek to provide correlation with their benchmarks over any period of time other than daily and do not seek to take defensive positions in unfavorable markets.

Factors that materially affected the performance of each ProFund VP during 2007:[3]

•
Benchmark Performance:  The performance of the index or security underlying each ProFund VP’s benchmark is a principal factor driving fund performance[4]. Please see below for a discussion of market conditions which affected the performance of the ProFunds VP and their various benchmark indexes and securities.

•
Leverage and Correlation:  Each ProFund VP is benchmarked to a positive or negative multiple of an index’s or security’s daily return. The performance of each ProFund VP that has a daily investment objective that is greater than 100% (i.e., are leveraged) of the daily performance of an index or a security (UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraNASDAQ-100 and U.S. Government Plus) was impacted proportionately more by the daily performance of an index or security. ProFunds VP that are designed to have an inverse (negative) daily correlation to the index or security (Bear, Short Mid-Cap, Short Small-Cap, Short Dow 30, Short NASDAQ-100, Short International, Short Emerging Markets, UltraShort Dow 30, UltraShort NASDAQ-100, Rising Rates Opportunity and Falling U.S. Dollar) were inversely impacted by the daily performance of the underlying index or security and, in turn, by the factors and market conditions affecting that index or security on a daily basis. Certain of these inverse funds are also leveraged (UltraShort Dow 30, UltraShort NASDAQ-100 and Rising Rates Opportunity.) For these funds, the inverse impact discussed above was amplified.

•
Compounding of Daily Returns (Leveraged and Inverse ProFunds VP):  PFA attempts to rebalance leverage on a daily basis to the target ratio implicit in the stated investment objective of each ProFund VP. For example, the target leverage ratios for ProFunds VP UltraNASDAQ-100, Short NASDAQ-100 and UltraShort NASDAQ-100 are +2x, –1x, and –2x, respectively. The impact of daily rebalancings of leverage over periods greater than one day is illustrated in the following hypothetical example:

•
Assume the benchmark index is up 1.00% on day one, and down 1.00% on day two, for a cumulative two-day return of –0.01%. For purposes of illustration, expenses are ignored. Assume $100.00 is invested in a hypothetical fund that seeks to return 200% of the daily performance of the Index. On day one, the value of the investment should increase $2.00 to $102.00. On day two, the value of the investment should decrease –$2.04 (–2.00% of $102.00) to $99.96. This strategy results in a –.04% cumulative two-day return. Note that while this strategy does provide 200% of the return of the index on each particular day, it can not be counted on to return 200% of the index’s cumulative two-day return.

•
Because of the effect of compounding, the hypothetical investment declines over the two-day period considerably more than twice the cumulative return of the index. This example illustrates that an investment strategy using leverage that is rebalanced daily can result in underperformance relative to other investment strategies. In general, in trendless or flat markets it is expected that the Fund will underperform the multiple of the return of the index for periods greater than one day. In other scenarios, use of leverage that is rebalanced daily can result in overperformance relative to other investment strategies.

•
Cost of Leverage:  The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index was negatively impacted by costs associated with leveraging. Inverse ProFunds VP generally benefited from financing related factors associated with the use of leveraged investment techniques.

•
Equity Dividends and Bond Yields:  The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index or security was positively impacted by capturing a multiple of the dividend or income yield associated with the benchmark index or security. Inverse ProFunds VP were negatively impacted by virtue of effectively having to pay out a multiple of the dividend or income yield associated with the benchmark index or security.

•
Fees, expenses, and transaction costs:  Fees and expenses are listed in the financial statements of each ProFund VP and may generally be higher and thus have a more negative impact on performance than compared to many traditional index-based funds. Additionally, high levels of shareholder purchase and redemption activity and use of leverage lead to commensurate increases in portfolio transactions and transaction costs which negatively impact the daily NAV of each ProFund VP. Transaction costs are not reflected in the funds expense ratio. Transaction costs are generally higher for ProFunds VP with higher turnover and for ProFunds VP that are benchmarked to indexes or securities that are comparatively less liquid than other ProFund VPs’ benchmark indexes or securities.

[1]	Other than ProFund VP Money Market
[2]
A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP UltraNASDAQ-100 has a benchmark of 200% of the daily return of the NASDAQ-100 Index®.

[3]	Past performance does not guarantee future results.
[4]
Unlike ProFunds VP, indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes and individual securities do not incur fees, expenses and transaction costs. Fees, expenses, and transaction costs incurred by ProFunds VP negatively impact the performance of the ProFunds VP. Performance for each ProFund VP will differ from the underlying index or security performance.

ii

PROFUNDS VP

Management Discussion of Fund Performance (continued)

Market Conditions Affecting Benchmark and Fund Performance – All ProFunds VP

Index Performance

For the one year period ended December 31, 2007 the best known measure of U.S. large-cap stocks, the S&P 500® Index, rose by 5.5%.5 Mid-cap indexes slightly outperformed and small-cap indexes underperformed the S&P 500, as the S&P Midcap 400® Index returned 8.0% and the Russell 2000® Index returned -1.6%. The technology heavy NASDAQ-100® Index led all major broad U.S. indexes on the year with a return of 19.2%.

Indexes on subsets of the broader U.S. equity market showed evidence of shifting market dynamics. Growth stocks, characterized by generally higher revenue growth, higher price-earnings ratios, and lower dividend yields, outpaced their value stock counterparts over the period, a reversal of a more than six year trend that started in 2000. Based on the S&P/Citigroup style indexes, growth beat value throughout the capitalization spectrum: Large Growth, 9.3% versus Large Value, 2.0%; Mid Growth, 13.6% versus Mid Value, 2.8%; and Small Growth, 5.7% versus Small Value, -5.2%.

Certain industry groups and sectors of the market saw performances that deviated significantly from the broader market performance. As measured by the Dow Jones Total Market Indexes, industry groups and sectors that substantially outperformed the broad market included Oil & Gas, Basic Materials, Precious Metals, Utilities, Technology, Industrials and Internet which returned 34.8%, 32.9%, 25.3%, 17.8%, 15.7%, 13.6% and 11.8%, respectively. Substantially underperforming the broad market were Banks, Real Estate, Financials, Consumer Services, Biotechnology, and Pharmaceuticals with returns of -25.2%, -18.2%, -17.7%, -7.2%, 0.2% and 4.5%, respectively. The rest of the industry groups and sectors tracked by ProFunds VP all managed to slightly outperform the S&P 500, as Telecommunications, Consumer Goods, Semiconductors and Health Care returned 10.0%, 9.7%, 9.4% and 8.4%, respectively.

International equity market performance varied greatly in 2007, but outperformed U.S. markets overall, as the Dow Jones Wilshire ex-U.S. Index returned 11.8%6 on the year. Emerging markets stocks continued their outperformance compared to developed markets in 2007, as the Bank of New York Emerging Markets 50 ADR® Index returned 43.5%6 on the year, while the MSCI EAFE Index returned just 8.6%6. Individual countries whose markets showed particular strength included Brazil, Hong Kong, and Germany who returned 71.1%6, 44.5%6, and 30.5%6 respectively as measured by the Dow Jones Wilshire individual country indexes.

Fixed income markets posted relatively strong returns for 2007. ProFunds VP offers two funds benchmarked to the 30-year U.S. Treasury Bond, and based on data from Ryan Labs, the 30-year bond returned 8.1%. One ProFund VP is benchmarked to the New York Board of Trade’s Dollar Index, a measure of the value of the U.S. Dollar against a basket of six currencies. The Dollar Index declined 8.3% on the year, while hitting an all-time low in late November. The currencies included in the basket in order of descending weights are the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc. Against the three primary currencies in the basket, the Dollar lost 9.5% versus the Euro, lost 6.2% versus the Yen, and lost 1.3% versus the Pound.

Economy

Economic growth slowed to its lowest level in five years by the fourth quarter of 2007 as GDP increased at a rate of just 0.6%. This was a sharp decrease relative to the two previous quarters where it had grown at a rate of 3.4% for the second quarter and 3.9% for the third quarter. The effects of a weakening housing sector, the subprime mortgage crisis, and high energy prices, among other things, appeared to finally be taking their toll on the economy by year end. The stock market demonstrated a similar pattern in 2007, after posting strong returns for the first three quarters of 2007, the stock market declined during the fourth quarter – a period when stocks rise more often than not. The Dow Jones Industrial Average posted its first fourth quarter decline in ten years.

The year began focused on an excess supply in the U.S. housing market. The excess persisted despite sharp cutbacks in home building, and housing prices fell for one of the few times in U.S. history as a result. The effects of this began to reverberate throughout the financial markets as delinquencies and foreclosures rose. This led to a re-pricing of mortgage backed securities and other asset backed securities that forced banks to take loans back onto their own balance sheets and fueled a general tightening of credit. A notable hedge fund collapse in mid-June brought the subprime mortgage crisis into the public spotlight and flight to high-quality Treasuries ensued for the rest of the year, while credit spreads widened substantially.

The housing and mortgage markets weren’t the only areas of concern surrounding the economy in 2007. Rising commodity prices, particularly in the energy and food sectors also began to weigh on the economy. Crude Oil prices increased over 40% and the cost for wheat and corn rose as well during the year. Inflation measures, however, trended only slightly higher and remained relatively tame over the course of the year. The Core Personal Consumption Expenditures Index, the Federal Reserve’s preferred measure of inflation, remained within the Fed’s comfort zone of 1.5-2% for much of the year, albeit near the higher end of this zone, until rising to 2.2% in December. Unemployment data was also becoming worrisome as the unemployment rate rose to 5% in December, its highest level in two years. Despite all of this, consumer spending, which accounts for more than two thirds of the U.S. economy, remained strong in 2007, helping to support corporate profits and allowing most major stock indexes to post positive returns.

Treasury yields rose as high as 5.4% on the 30-year bond and 5.3% on the 10-year note, before finishing near their lows for the year at 4.5% and 4.0% respectively. The declining yields that began mid-year were a reflection of expectations that the Federal Reserve would cut interest rates in the coming months to stimulate the economy amidst the housing and subprime woes that were taking hold. As it turned out, investors were correct, as the Federal Reserve cut rates three times in 2007 for a total of 1.00% to 4.25% by year end, with additional future cuts priced in for 2008 based on the year-end levels of fed fund futures.

As 2007 drew to a close, indicators signaling the U.S. might slip into a recession in 2008 were becoming evident. Unemployment and inflation appeared to be on the rise, housing prices were showing no sign of turning around, and credit conditions had yet to improve. Also, complicating things was a weak U.S. Dollar which could affect foreign interest in U.S. securities. How heavily all of this affects the economy will depend in part on how successful the Fed rate cuts are at stimulating the economy, and in part on whether foreign demand for U.S. goods remains strong among many of the emerging markets countries that have helped fuel domestic growth over the past year.

Although one or more of these conditions impacted the security or securities comprising each ProFund VP’s benchmark and, in turn, impacted the performance of each ProFund VP, ProFund Advisors does not invest the assets of the ProFunds VP based on its view of the investment merit of a particular security, instrument or company. In addition, ProFund Advisors does not conduct conventional stock research or analysis, forecast stock market movements, trends or market conditions, and does not normally take temporary defensive positions.

[5]	The index returns presented account for the theoretical reinvestment of dividends in the index.
[6]	U.S. Dollar terms

iii

ProFund VP Bull

The ProFund VP Bull seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500® Index. For the year ended December 31, 2007, the Fund had a total return of 3.55%, compared to a total return of 5.49%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Apple Inc (+133.47%), Chevron Corp (+30.56%) and Exxon Mobil (+24.34%), while the bottom three performers in this group were Bank of America (–18.86%), Cisco Systems (–0.95%), and General Electric (+2.69%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bull from May 1, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Bull	5/1/01	3.55%	10.57%	1.82%	1.67%	1.63%
S&P 500 Index	5/1/01	5.49%	12.82%	4.05%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

1

PROFUNDS VP ProFund VP Bull

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Bull seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P 500 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	91%
Futures Contracts	9%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Exxon Mobil Corp.	3.6%
General Electric Co.	2.7%
Microsoft Corp.	2.0%
AT&T, Inc.	1.8%
Procter & Gamble Co.	1.6%

S&P 500 Index - Composition
% of Index

Consumer Non-Cyclical	20%
Financial	18%
Energy	13%
Industrial	12%
Technology	12%
Communications	11%
Consumer Cyclical	7%
Utilities	4%
Basic Materials	3%

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2007

Common Stocks (91.2%)
	Shares	Value

3M Co. (Miscellaneous Manufacturing)	8,253	$695,893
Abbott Laboratories (Pharmaceuticals)	17,955	1,008,173
Abercrombie & Fitch Co.—Class A (Retail)	945	75,572
ACE, Ltd.ADR (Insurance)	3,780	233,528
Adobe Systems, Inc.* (Software)	6,678	285,351
Advanced Micro Devices, Inc.* (Semiconductors)	6,993	52,448
Aetna, Inc. (Healthcare-Services)	5,796	334,603
Affiliated Computer Services, Inc.—Class A* (Computers)	1,134	51,143
AFLAC, Inc. (Insurance)	5,670	355,112
Agilent Technologies, Inc.* (Electronics)	4,473	164,338
Air Products & Chemicals, Inc. (Chemicals)	2,457	242,334
Akamai Technologies, Inc.* (Internet)	1,890	65,394
Alcoa, Inc. (Mining)	9,828	359,213
Allegheny Energy, Inc. (Electric)	1,890	120,223
Allegheny Technologies, Inc. (Iron/Steel)	1,134	97,978
Allergan, Inc. (Pharmaceuticals)	3,528	226,639
Allied Waste Industries, Inc.* (Environmental Control)	3,339	36,796
Allstate Corp. (Insurance)	6,615	345,501
Altera Corp. (Semiconductors)	3,906	75,464
Altria Group, Inc. (Agriculture)	24,507	1,852,239
Amazon.com, Inc.* (Internet)	3,528	326,834
Ambac Financial Group, Inc. (Insurance)	1,134	29,223
Ameren Corp. (Electric)	2,394	129,779
American Capital Strategies, Ltd. (Investment Companies)	2,205	72,677
American Electric Power, Inc. (Electric)	4,599	214,129
American Express Co. (Diversified Financial Services)	13,608	707,888
American International Group, Inc. (Insurance)	29,547	1,722,590
American Tower Corp.* (Telecommunications)	4,662	198,601
Ameriprise Financial, Inc. (Diversified Financial Services)	2,646	145,821
AmerisourceBergen Corp. (Pharmaceuticals)	1,953	87,631
Amgen, Inc.* (Biotechnology)	12,663	588,070
Anadarko Petroleum Corp. (Oil & Gas)	5,418	355,908
Analog Devices, Inc. (Semiconductors)	3,528	111,838
Anheuser-Busch Cos., Inc. (Beverages)	8,505	445,152
AON Corp. (Insurance)	3,402	162,241
Apache Corp. (Oil & Gas)	3,843	413,276
Apartment Investment and Management Co.—Class A (REIT)	1,071	37,196
Apollo Group, Inc.—Class A* (Commercial Services)	1,575	110,486
Apple Computer, Inc.* (Computers)	10,143	2,009,125
Applera Corp.—Applied Biosystems Group (Electronics)	1,953	66,246
Applied Materials, Inc. (Semiconductors)	16,002	284,196
Archer-Daniels-Midland Co. (Agriculture)	7,434	345,161
Ashland, Inc. (Chemicals)	630	29,881
Assurant, Inc. (Insurance)	1,071	71,650
AT&T, Inc. (Telecommunications)	70,623	2,935,092
Autodesk, Inc.* (Software)	2,646	131,665
Automatic Data Processing, Inc. (Software)	6,111	272,123
AutoNation, Inc.* (Retail)	1,575	24,665
AutoZone, Inc.* (Retail)	504	60,435
Avalonbay Communities, Inc. (REIT)	882	83,031
Avery Dennison Corp. (Household Products/Wares)	1,197	63,609
Avon Products, Inc. (Cosmetics/Personal Care)	4,977	196,741
Baker Hughes, Inc. (Oil & Gas Services)	3,654	296,339
Ball Corp. (Packaging & Containers)	1,134	51,030
Bank of America Corp. (Banks)	51,660	2,131,492
Bank of New York Mellon Corp. (Banks)	13,230	645,095
Bard (C.R.), Inc. (Healthcare-Products)	1,134	107,503
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	1,197	63,561
Baxter International, Inc. (Healthcare-Products)	7,371	427,887
BB&T Corp. (Banks)	6,363	195,153
Bear Stearns Cos., Inc. (Diversified Financial Services)	1,323	116,755
Becton, Dickinson & Co. (Healthcare-Products)	2,835	236,949
Bed Bath & Beyond, Inc.* (Retail)	3,024	88,875
Bemis Co., Inc. (Packaging & Containers)	1,134	31,049
Best Buy Co., Inc. (Retail)	4,032	212,285
Big Lots, Inc.* (Retail)	1,008	16,118
Biogen Idec, Inc.* (Biotechnology)	3,402	193,642
BJ Services Co. (Oil & Gas Services)	3,402	82,533
Black & Decker Corp. (Hand/Machine Tools)	693	48,267
BMC Software, Inc.* (Software)	2,268	80,832
Boeing Co. (Aerospace/Defense)	9,009	787,927
Boston Properties, Inc. (REIT)	1,386	127,249
Boston Scientific Corp.* (Healthcare-Products)	15,624	181,707
Bristol-Myers Squibb Co. (Pharmaceuticals)	22,995	609,827
Broadcom Corp.—Class A* (Semiconductors)	5,481	143,273

See accompanying notes to the financial statements.

2

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Brown-Forman Corp. (Beverages)	945	$70,034
Brunswick Corp. (Leisure Time)	1,008	17,186
Burlington Northern Santa Fe Corp. (Transportation)	3,465	288,392
C.H. Robinson Worldwide, Inc. (Transportation)	1,953	105,696
CA, Inc. (Software)	4,536	113,173
Campbell Soup Co. (Food)	2,583	92,291
Capital One Financial Corp. (Diversified Financial Services)	4,536	214,371
Cardinal Health, Inc. (Pharmaceuticals)	4,158	240,124
Carnival Corp.—Class AADR (Leisure Time)	5,040	224,230
Caterpillar, Inc. (Machinery-Construction & Mining)	7,371	534,840
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	2,268	48,875
CBS Corp.—Class B (Media)	7,938	216,310
Celgene Corp.* (Biotechnology)	4,473	206,697
CenterPoint Energy, Inc. (Electric)	3,717	63,672
Centex Corp. (Home Builders)	1,386	35,010
CenturyTel, Inc. (Telecommunications)	1,260	52,240
Chesapeake Energy Corp. (Oil & Gas)	5,229	204,977
ChevronTexaco Corp. (Oil & Gas)	24,570	2,293,118
Chubb Corp. (Insurance)	4,410	240,698
Ciena Corp.* (Telecommunications)	945	32,234
CIGNA Corp. (Insurance)	3,213	172,634
Cincinnati Financial Corp. (Insurance)	1,890	74,731
Cintas Corp. (Textiles)	1,512	50,833
Circuit City Stores, Inc. (Retail)	1,953	8,203
Cisco Systems, Inc.* (Telecommunications)	70,623	1,911,765
CIT Group, Inc. (Diversified Financial Services)	2,205	52,986
Citigroup, Inc. (Diversified Financial Services)	58,149	1,711,907
Citizens Communications Co. (Telecommunications)	3,780	48,119
Citrix Systems, Inc.* (Software)	2,205	83,812
Clear Channel Communications, Inc. (Media)	5,796	200,078
Clorox Co. (Household Products/Wares)	1,575	102,643
CME Group, Inc. (Diversified Financial Services)	630	432,180
CMS Energy Corp. (Electric)	2,583	44,893
Coach, Inc.* (Apparel)	4,284	131,005
Coca-Cola Co. (Beverages)	23,121	1,418,936
Coca-Cola Enterprises, Inc. (Beverages)	3,276	85,274
Cognizant Technology Solutions Corp.* (Computers)	3,339	113,326
Colgate-Palmolive Co. (Cosmetics/Personal Care)	5,922	461,679
Comcast Corp.—Special Class A* (Media)	35,784	653,416
Comerica, Inc. (Banks)	1,701	74,045
Commerce Bancorp, Inc. (Banks)	2,268	86,502
Computer Sciences Corp.* (Computers)	2,016	99,732
Compuware Corp.* (Software)	3,276	29,091
ConAgra Foods, Inc. (Food)	5,670	134,889
ConocoPhillips (Oil & Gas)	18,585	1,641,055
CONSOL Energy, Inc. (Coal)	2,079	148,690
Consolidated Edison, Inc. (Electric)	3,150	153,877
Constellation Brands, Inc.* (Beverages)	2,205	52,126
Constellation Energy Group, Inc. (Electric)	2,079	213,160
Convergys Corp.* (Commercial Services)	1,512	24,888
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	2,079	109,938
Corning, Inc. (Telecommunications)	18,333	439,809
Costco Wholesale Corp. (Retail)	5,040	351,590
Countrywide Credit Industries, Inc. (Diversified Financial Services)	6,741	60,265
Coventry Health Care, Inc.* (Healthcare-Services)	1,764	104,517
Covidien, Ltd.ADR (Healthcare-Products)	5,796	256,705
CSX Corp. (Transportation)	4,851	213,347
Cummins, Inc. (Machinery-Diversified)	1,134	144,438
CVS Corp. (Retail)	17,199	683,660
D.R. Horton, Inc. (Home Builders)	3,213	42,315
Danaher Corp. (Miscellaneous Manufacturing)	2,898	254,271
Darden Restaurants, Inc. (Retail)	1,638	45,389
Dean Foods Co. (Food)	1,512	39,100
Deere & Co. (Machinery-Diversified)	5,166	481,058
Dell, Inc.* (Computers)	26,082	639,270
Developers Diversified Realty Corp. (REIT)	1,386	53,070
Devon Energy Corp. (Oil & Gas)	5,166	459,309
Dillards, Inc.—Class A (Retail)	630	11,831
DIRECTV Group, Inc.* (Media)	8,316	192,266
Discover Financial Services (Diversified Financial Services)	5,544	83,604
Dominion Resources, Inc. (Electric)	6,804	322,850
Dover Corp. (Miscellaneous Manufacturing)	2,268	104,532
DTE Energy Co. (Electric)	1,890	83,084
Du Pont (Chemicals)	10,458	461,093
Duke Energy Corp. (Electric)	14,679	296,075
Dynegy, Inc.—Class A* (Electric)	5,733	40,934
E* TRADE Financial Corp.* (Diversified Financial Services)	4,914	17,445
Eastman Chemical Co. (Chemicals)	882	53,881
Eastman Kodak Co. (Miscellaneous Manufacturing)	3,339	73,024
Eaton Corp. (Miscellaneous Manufacturing)	1,701	164,912
eBay, Inc.* (Internet)	13,230	439,104
Ecolab, Inc. (Chemicals)	2,016	103,239
Edison International (Electric)	3,780	201,739
El Paso Corp. (Pipelines)	8,127	140,109
Electronic Arts, Inc.* (Software)	3,654	213,430
Electronic Data Systems Corp. (Computers)	5,922	122,763
Eli Lilly & Co. (Pharmaceuticals)	11,466	612,170
Embarq Corp. (Telecommunications)	1,764	87,371
EMC Corp.* (Computers)	24,444	452,947
Emerson Electric Co. (Electrical Components & Equipment)	9,135	517,589
Ensco International, Inc. (Oil & Gas)	1,638	97,658
Entergy Corp. (Electric)	2,205	263,542
EOG Resources, Inc. (Oil & Gas)	2,835	253,024
Equifax, Inc. (Commercial Services)	1,512	54,976
Equity Residential Properties Trust (REIT)	3,150	114,880
Exelon Corp. (Electric)	7,686	627,485
Expedia, Inc.* (Internet)	2,394	75,698
Expeditors International of Washington, Inc. (Transportation)	2,457	109,779
Express Scripts, Inc.* (Pharmaceuticals)	2,898	211,554
Exxon Mobil Corp. (Oil & Gas)	63,630	5,961,495
Family Dollar Stores, Inc. (Retail)	1,575	30,287
Fannie Mae (Diversified Financial Services)	11,340	453,373
Federated Investors, Inc.—Class B (Diversified Financial Services)	945	38,896
FedEx Corp. (Transportation)	3,591	320,209
Fidelity National Information Services, Inc. (Software)	1,953	81,225
Fifth Third Bancorp (Banks)	6,174	155,153
First Horizon National Corp. (Banks)	1,449	26,299
FirstEnergy Corp. (Electric)	3,528	255,216
Fiserv, Inc.* (Software)	1,890	104,876
Fluor Corp. (Engineering & Construction)	1,008	146,886
Ford Motor Co.* (Auto Manufacturers)	24,570	165,356
Forest Laboratories, Inc.* (Pharmaceuticals)	3,591	130,892
Fortune Brands, Inc. (Household Products/Wares)	1,764	127,643
FPL Group, Inc. (Electric)	4,725	319,741
Franklin Resources, Inc. (Diversified Financial Services)	1,827	209,064
Freddie Mac (Diversified Financial Services)	7,686	261,862
Freeport-McMoRan Copper & Gold, Inc.—Class B (Mining)	4,410	451,760
See accompanying notes to the financial statements.

3

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

GameStop Corp.—Class A* (Retail)	1,827	$113,475
Gannett Co., Inc. (Media)	2,646	103,194
General Dynamics Corp. (Aerospace/Defense)	4,662	414,871
General Electric Co. (Miscellaneous Manufacturing)	117,684	4,362,546
General Growth Properties, Inc. (REIT)	2,835	116,745
General Mills, Inc. (Food)	3,906	222,642
General Motors Corp. (Auto Manufacturers)	6,552	163,079
Genuine Parts Co. (Distribution/Wholesale)	1,953	90,424
Genworth Financial, Inc.—Class A (Diversified Financial Services)	5,103	129,871
Genzyme Corp.* (Biotechnology)	3,087	229,796
Gilead Sciences, Inc.* (Pharmaceuticals)	10,836	498,564
Goodrich Corp. (Aerospace/Defense)	1,449	102,314
Google, Inc.—Class A* (Internet)	2,646	1,829,656
H & R Block, Inc. (Commercial Services)	3,780	70,195
Halliburton Co. (Oil & Gas Services)	10,206	386,909
Harley-Davidson, Inc. (Leisure Time)	2,772	129,480
Harman International Industries, Inc. (Home Furnishings)	693	51,081
Harrah’s Entertainment, Inc. (Lodging)	2,142	190,102
Hartford Financial Services Group, Inc. (Insurance)	3,654	318,592
Hasbro, Inc. (Toys/Games/Hobbies)	1,701	43,512
Heinz (H.J.) Co. (Food)	3,654	170,569
Hercules, Inc. (Chemicals)	1,323	25,600
Hess Corp. (Oil & Gas)	3,213	324,063
Hewlett-Packard Co. (Computers)	29,988	1,513,794
Home Depot, Inc. (Retail)	19,656	529,533
Honeywell International, Inc. (Miscellaneous Manufacturing)	8,694	535,290
Hospira, Inc.* (Pharmaceuticals)	1,827	77,903
Host Marriott Corp. (REIT)	6,048	103,058
Hudson City Bancorp, Inc. (Savings & Loans)	6,048	90,841
Humana, Inc.* (Healthcare-Services)	1,953	147,080
Huntington Bancshares, Inc. (Banks)	4,221	62,302
IAC/InterActiveCorp* (Internet)	2,142	57,663
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	4,788	256,350
IMS Health, Inc. (Software)	2,205	50,803
Ingersoll-Rand Co.—Class AADR (Miscellaneous Manufacturing)	3,150	146,380
Integrys Energy Group, Inc. (Electric)	882	45,591
Intel Corp. (Semiconductors)	68,103	1,815,626
IntercontinentalExchange, Inc.* (Diversified Financial Services)	756	145,530
International Business Machines Corp. (Computers)	16,002	1,729,816
International Flavors & Fragrances, Inc. (Chemicals)	945	45,483
International Game Technology (Entertainment)	3,654	160,520
International Paper Co. (Forest Products & Paper)	4,977	161,155
Interpublic Group of Cos., Inc.* (Advertising)	5,481	44,451
Intuit, Inc.* (Software)	3,843	121,477
ITT Industries, Inc. (Miscellaneous Manufacturing)	2,079	137,297
J.C. Penney Co., Inc. (Retail)	2,583	113,626
J.P. Morgan Chase & Co. (Diversified Financial Services)	39,123	1,707,719
Jabil Circuit, Inc. (Electronics)	2,394	36,556
Jacobs Engineering Group, Inc.* (Engineering & Construction)	1,386	132,515
Janus Capital Group, Inc. (Diversified Financial Services)	1,764	57,947
JDS Uniphase Corp.* (Telecommunications)	2,520	33,516
Johnson & Johnson (Healthcare-Products)	33,327	2,222,911
Johnson Controls, Inc. (Auto Parts & Equipment)	6,867	247,487
Jones Apparel Group, Inc. (Apparel)	945	15,111
Juniper Networks, Inc.* (Telecommunications)	6,048	200,794
KB Home (Home Builders)	882	19,051
Kellogg Co. (Food)	3,024	158,548
KeyCorp (Banks)	4,473	104,892
Kimberly-Clark Corp. (Household Products/Wares)	4,914	340,737
Kimco Realty Corp. (REIT)	2,898	105,487
King Pharmaceuticals, Inc.* (Pharmaceuticals)	2,835	29,030
KLA-Tencor Corp. (Semiconductors)	2,079	100,125
Kohls Corp.* (Retail)	3,654	167,353
Kraft Foods, Inc. (Food)	18,018	587,927
Kroger Co. (Food)	7,875	210,341
L-3 Communications Holdings, Inc. (Aerospace/Defense)	1,449	153,507
Laboratory Corp. of America Holdings* (Healthcare-Services)	1,323	99,926
Legg Mason, Inc. (Diversified Financial Services)	1,512	110,603
Leggett & Platt, Inc. (Miscellaneous Manufacturing)	1,953	34,060
Lehman Brothers Holdings, Inc. (Diversified Financial Services)	6,174	404,027
Lennar Corp.—Class A (Home Builders)	1,575	28,177
Leucadia National Corp. (Holding Companies-Diversified)	1,953	91,986
Lexmark International, Inc.—Class A* (Computers)	1,071	37,335
Limited, Inc. (Retail)	3,591	67,978
Lincoln National Corp. (Insurance)	3,087	179,725
Linear Technology Corp. (Semiconductors)	2,583	82,217
Liz Claiborne, Inc. (Apparel)	1,134	23,077
Lockheed Martin Corp. (Aerospace/Defense)	4,032	424,408
Loews Corp. (Insurance)	5,103	256,885
Lowe’s Cos., Inc. (Retail)	17,010	384,766
LSI Logic Corp.* (Semiconductors)	8,190	43,489
M&T Bank Corp. (Banks)	819	66,806
Macy’s, Inc. (Retail)	5,040	130,385
Manitowoc Co. (Machinery-Diversified)	1,512	73,831
Marathon Oil Corp. (Oil & Gas)	8,253	502,278
Marriott International, Inc.—Class A (Lodging)	3,591	122,740
Marsh & McLennan Cos., Inc. (Insurance)	6,048	160,091
Marshall & Ilsley Corp. (Banks)	2,961	78,407
Masco Corp. (Building Materials)	4,284	92,577
Mattel, Inc. (Toys/Games/Hobbies)	4,221	80,368
MBIA, Inc. (Insurance)	1,449	26,995
McCormick & Co., Inc. (Food)	1,449	54,932
McDonald’s Corp. (Retail)	13,734	809,070
McGraw-Hill Cos., Inc. (Media)	3,780	165,602
McKesson Corp. (Commercial Services)	3,339	218,738
MeadWestvaco Corp. (Forest Products & Paper)	2,142	67,045
Medco Health Solutions, Inc.* (Pharmaceuticals)	3,087	313,022
Medtronic, Inc. (Healthcare-Products)	13,167	661,905
MEMC Electronic Materials, Inc.* (Semiconductors)	2,646	234,145
Merck & Co., Inc. (Pharmaceuticals)	25,326	1,471,694
Meredith Corp. (Media)	441	24,246
Merrill Lynch & Co., Inc. (Diversified Financial Services)	9,954	534,331
MetLife, Inc. (Insurance)	8,568	527,960
MGIC Investment Corp. (Insurance)	945	21,196
Microchip Technology, Inc. (Semiconductors)	2,457	77,199
Micron Technology, Inc.* (Semiconductors)	8,820	63,945
Microsoft Corp. (Software)	93,681	3,335,044
Millipore Corp.* (Biotechnology)	630	46,103
Molex, Inc. (Electrical Components & Equipment)	1,638	44,717
Molson Coors Brewing Co.—Class B (Beverages)	1,575	81,301
Monsanto Co. (Agriculture)	6,363	710,683
Monster Worldwide, Inc.* (Internet)	1,449	46,948
Moody’s Corp. (Commercial Services)	2,457	87,715

See accompanying notes to the financial statements.

4

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Morgan Stanley Dean Witter & Co. (Diversified Financial Services)	12,348	$655,802
Motorola, Inc. (Telecommunications)	26,586	426,439
Murphy Oil Corp. (Oil & Gas)	2,142	181,727
Mylan Laboratories, Inc. (Pharmaceuticals)	3,465	48,718
Nabors Industries, Ltd.ADR* (Oil & Gas)	3,276	89,730
National City Corp. (Banks)	7,371	121,327
National Semiconductor Corp. (Semiconductors)	2,709	61,332
National-Oilwell Varco, Inc.* (Oil & Gas Services)	4,095	300,819
Network Appliance, Inc.* (Computers)	3,969	99,066
Newell Rubbermaid, Inc. (Housewares)	3,213	83,152
Newmont Mining Corp. (Mining)	5,229	255,332
News Corp.—Class A (Media)	26,901	551,201
Nicor, Inc. (Gas)	504	21,344
NIKE, Inc.—Class B (Apparel)	4,473	287,346
NiSource, Inc. (Electric)	3,150	59,503
Noble Corp.ADR (Oil & Gas)	3,087	174,446
Noble Energy, Inc. (Oil & Gas)	1,953	155,303
Nordstrom, Inc. (Retail)	2,142	78,676
Norfolk Southern Corp. (Transportation)	4,473	225,618
Northern Trust Corp. (Banks)	2,205	168,859
Northrop Grumman Corp. (Aerospace/Defense)	3,906	307,168
Novell, Inc.* (Software)	4,032	27,700
Novellus Systems, Inc.* (Semiconductors)	1,323	36,475
Nucor Corp. (Iron/Steel)	3,339	197,736
NVIDIA Corp.* (Semiconductors)	6,426	218,613
NYSE Euronext (Diversified Financial Services)	3,087	270,946
Occidental Petroleum Corp. (Oil & Gas)	9,639	742,107
Office Depot, Inc.* (Retail)	3,150	43,817
OfficeMax, Inc. (Retail)	819	16,921
Omnicom Group, Inc. (Advertising)	3,780	179,663
Oracle Corp.* (Software)	45,927	1,037,032
PACCAR, Inc. (Auto Manufacturers)	4,284	233,392
Pactiv Corp.* (Packaging & Containers)	1,512	40,265
Pall Corp. (Miscellaneous Manufacturing)	1,386	55,884
Parker Hannifin Corp. (Miscellaneous Manufacturing)	1,953	147,080
Patriot Coal Corp.* (Coal)	283	11,812
Patterson Cos., Inc.* (Healthcare-Products)	1,575	53,471
Paychex, Inc. (Commercial Services)	3,843	139,193
Peabody Energy Corp. (Coal)	3,024	186,399
Pepco Holdings, Inc. (Electric)	2,331	68,368
PepsiCo, Inc. (Beverages)	18,711	1,420,165
PerkinElmer, Inc. (Electronics)	1,323	34,424
Pfizer, Inc. (Pharmaceuticals)	79,506	1,807,171
PG&E Corp. (Electric)	4,095	176,454
Pinnacle West Capital Corp. (Electric)	1,134	48,093
Pitney Bowes, Inc. (Office/Business Equipment)	2,520	95,861
Plum Creek Timber Co., Inc. (Forest Products & Paper)	1,953	89,916
PNC Financial Services Group (Banks)	4,032	264,701
Polo Ralph Lauren Corp. (Apparel)	630	38,928
PPG Industries, Inc. (Chemicals)	1,890	132,735
PPL Corp. (Electric)	4,284	223,154
Praxair, Inc. (Chemicals)	3,654	324,146
Precision Castparts Corp. (Metal Fabricate/Hardware)	1,575	218,452
Principal Financial Group, Inc. (Insurance)	3,024	208,172
Procter & Gamble Co. (Cosmetics/Personal Care)	36,162	2,655,014
Progress Energy, Inc. (Electric)	2,961	143,401
Progressive Corp. (Insurance)	8,127	155,713
ProLogis (REIT)	2,961	187,668
Prudential Financial, Inc. (Insurance)	5,229	486,506
Public Service Enterprise Group, Inc. (Electric)	2,961	290,889
Public Storage, Inc. (REIT)	1,449	106,371
Pulte Homes, Inc. (Home Builders)	2,457	25,897
QLogic Corp.* (Semiconductors)	1,575	22,365
Qualcomm, Inc. (Telecommunications)	19,026	748,673
Quest Diagnostics, Inc. (Healthcare-Services)	1,764	93,316
Questar Corp. (Pipelines)	1,953	105,657
Qwest Communications International, Inc.* (Telecommunications)	18,270	128,073
R.R. Donnelley & Sons Co. (Commercial Services)	2,457	92,727
RadioShack Corp. (Retail)	1,512	25,492
Range Resources Corp. (Oil & Gas)	1,701	87,363
Raytheon Co. (Aerospace/Defense)	4,977	302,104
Regions Financial Corp. (Banks)	8,064	190,714
Reynolds American, Inc. (Agriculture)	1,953	128,820
Robert Half International, Inc. (Commercial Services)	1,827	49,402
Rockwell Collins, Inc. (Aerospace/Defense)	1,890	136,023
Rockwell International Corp. (Machinery-Diversified)	1,701	117,301
Rohm & Haas Co. (Chemicals)	1,449	76,898
Rowan Cos., Inc. (Oil & Gas)	1,260	49,720
Ryder System, Inc. (Transportation)	630	29,616
SAFECO Corp. (Insurance)	1,071	59,633
Safeway, Inc. (Food)	5,103	174,574
SanDisk Corp.* (Computers)	2,646	87,768
Sara Lee Corp. (Food)	8,379	134,567
Schering-Plough Corp. (Pharmaceuticals)	18,837	501,818
Schlumberger, Ltd.ADR (Oil & Gas Services)	13,923	1,369,606
Sealed Air Corp. (Packaging & Containers)	1,827	42,277
Sears Holdings Corp.* (Retail)	819	83,579
Sempra Energy (Gas)	3,024	187,125
Sherwin-Williams Co. (Chemicals)	1,197	69,474
Sigma-Aldrich Corp. (Chemicals)	1,512	82,555
Simon Property Group, Inc. (REIT)	2,583	224,359
SLM Corp. (Diversified Financial Services)	4,788	96,430
Smith International, Inc. (Oil & Gas Services)	2,331	172,144
Snap-on, Inc. (Hand/Machine Tools)	630	30,391
Southern Co. (Electric)	8,820	341,775
Southwest Airlines Co. (Airlines)	8,505	103,761
Sovereign Bancorp, Inc. (Savings & Loans)	4,158	47,401
Spectra Energy Corp. (Pipelines)	7,308	188,693
Sprint Corp. (Telecommunications)	33,075	434,275
St. Jude Medical, Inc.* (Healthcare-Products)	3,969	161,300
Staples, Inc. (Retail)	8,190	188,943
Starbucks Corp.* (Retail)	8,505	174,097
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	2,268	99,860
State Street Corp. (Banks)	4,473	363,208
Stryker Corp. (Healthcare-Products)	2,772	207,124
Sun Microsystems, Inc.* (Computers)	9,639	174,755
Sunoco, Inc. (Oil & Gas)	1,323	95,838
SunTrust Banks, Inc. (Banks)	4,032	251,960
SuperValu, Inc. (Food)	2,457	92,187
Symantec Corp.* (Internet)	10,080	162,691
Sysco Corp. (Food)	7,056	220,218
T. Rowe Price Group, Inc. (Diversified Financial Services)	3,024	184,101
Target Corp. (Retail)	9,639	481,950
TECO Energy, Inc. (Electric)	2,394	41,201
Tellabs, Inc.* (Telecommunications)	5,103	33,374
Tenet Healthcare Corp.* (Healthcare-Services)	5,481	27,843
Teradata Corp.* (Computers)	2,079	56,985
Teradyne, Inc.* (Semiconductors)	2,016	20,845
Terex Corp.* (Machinery-Construction & Mining)	1,134	74,356
Tesoro Petroleum Corp. (Oil & Gas)	1,575	75,127
Texas Instruments, Inc. (Semiconductors)	16,254	542,884
Textron, Inc. (Miscellaneous Manufacturing)	2,898	206,627

See accompanying notes to the financial statements.

5

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

The AES Corp.* (Electric)	7,749	$165,751
The Charles Schwab Corp. (Diversified Financial Services)	10,899	278,469
The Dow Chemical Co. (Chemicals)	10,962	432,122
The E.W. Scripps Co.—Class A (Media)	1,008	45,370
The Estee Lauder Cos., Inc.—Class A (Cosmetics/Personal Care)	1,323	57,696
The Gap, Inc. (Retail)	5,418	115,295
The Goldman Sachs Group, Inc. (Diversified Financial Services)	4,599	989,015
The Goodyear Tire & Rubber Co.* (Auto Parts & Equipment)	2,772	78,226
The Hershey Co. (Food)	1,953	76,948
The New York Times Co.—Class A (Media)	1,638	28,714
The Pepsi Bottling Group, Inc. (Beverages)	1,575	62,149
The Stanley Works (Hand/Machine Tools)	945	45,814
The Travelers Companies, Inc. (Insurance)	7,497	403,339
The Williams Cos., Inc. (Pipelines)	6,867	245,701
Thermo Electron Corp.* (Electronics)	4,914	283,440
Tiffany & Co. (Retail)	1,575	72,497
Time Warner, Inc. (Media)	42,084	694,807
Titanium Metals Corp. (Mining)	1,008	26,662
TJX Cos., Inc. (Retail)	5,040	144,799
Torchmark Corp. (Insurance)	1,071	64,828
Total System Services, Inc.(a) (Software)	2,205	63,614
Trane, Inc. (Building Materials)	1,953	91,225
Transocean, Inc.ADR* (Oil & Gas)	3,654	523,070
Tyco Electronics, Ltd. (Electronics)	5,733	212,866
Tyco International, Ltd.ADR (Miscellaneous Manufacturing)	5,733	227,313
Tyson Foods, Inc.—Class A (Food)	3,150	48,290
U.S. Bancorp (Banks)	20,097	637,879
Union Pacific Corp. (Transportation)	3,024	379,875
Unisys Corp.* (Computers)	4,032	19,071
United Parcel Service, Inc.—Class B (Transportation)	12,222	864,340
United States Steel Corp. (Iron/Steel)	1,323	159,964
United Technologies Corp. (Aerospace/Defense)	11,466	877,608
UnitedHealth Group, Inc. (Healthcare-Services)	14,994	872,651
UnumProvident Corp. (Insurance)	4,158	98,919
UST, Inc. (Agriculture)	1,764	96,667
V.F. Corp. (Apparel)	1,008	69,209
Valero Energy Corp. (Oil & Gas)	6,363	445,601
Varian Medical Systems, Inc.* (Healthcare-Products)	1,449	75,580
VeriSign, Inc.* (Internet)	2,520	94,777
Verizon Communications, Inc. (Telecommunications)	33,642	1,469,819
Viacom, Inc.—Class B* (Media)	7,623	334,802
Vornado Realty Trust (REIT)	1,512	132,980
Vulcan Materials Co. (Building Materials)	1,260	99,653
W.W. Grainger, Inc. (Distribution/Wholesale)	756	66,165
Wachovia Corp. (Banks)	22,995	874,500
Wal-Mart Stores, Inc. (Retail)	27,468	1,305,554
Walgreen Co. (Retail)	11,529	439,024
Walt Disney Co. (Media)	22,176	715,841
Washington Mutual, Inc. (Savings & Loans)	10,080	137,189
Washington Post Co.—Class B (Media)	63	49,860
Waste Management, Inc. (Environmental Control)	5,922	193,472
Waters Corp.* (Electronics)	1,134	89,665
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	1,197	32,487
Weatherford International, Ltd.ADR* (Oil & Gas Services)	3,906	267,952
WellPoint, Inc.* (Healthcare-Services)	6,615	580,334
Wells Fargo & Co. (Banks)	39,312	1,186,829
Wendy’s International, Inc. (Retail)	1,008	26,047
Western Union Co. (Commercial Services)	8,694	211,090
Weyerhaeuser Co. (Forest Products & Paper)	2,394	176,534
Whirlpool Corp. (Home Furnishings)	882	71,998
Whole Foods Market, Inc. (Food)	1,575	64,260
Windstream Corp. (Telecommunications)	5,544	72,183
Wrigley (WM.) Jr. Co. (Food)	2,520	147,546
Wyeth (Pharmaceuticals)	15,561	687,641
Wyndham Worldwide Corp. (Lodging)	2,016	47,497
Xcel Energy, Inc. (Electric)	4,851	109,487
Xerox Corp.* (Office/Business Equipment)	10,710	173,395
Xilinx, Inc. (Semiconductors)	3,402	74,402
XL Capital, Ltd.—Class A (Insurance)	2,016	101,425
XTO Energy, Inc. (Oil & Gas)	5,607	287,976
Yahoo!, Inc.* (Internet)	15,561	361,949
YUM! Brands, Inc. (Retail)	5,922	226,635
Zimmer Holdings, Inc.* (Healthcare-Products)	2,709	179,200
Zions Bancorp (Banks)	1,197	55,888

TOTAL COMMON STOCKS
(Cost $99,806,917)		149,099,842

Repurchase Agreements (7.7%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08(^), dated 12/31/07, with a repurchase price of $3,453,787 (Collateralized by $3,191,000 Federal National Mortgage Association, 7.25%, 1/15/10, market value $3,522,557)	$3,453,000	3,453,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $9,125,103 (Collateralized by $9,276,000 of various U.S. Treasury Securities, 4.00% - 4.125%, 11/3/09-4/15/10, market value $9,404,857)	9,123,000	9,123,000

TOTAL REPURCHASE AGREEMENTS
(Cost $12,576,000)		12,576,000

TOTAL INVESTMENT SECURITIES
(Cost $112,382,917)—98.9%		161,675,842
Net other assets (liabilities)—1.1%		1,848,182

NET ASSETS—100.0%		$163,524,024

(a)	Represents a security purchased on a when-issued basis.
(^)	All or a portion of this security is designated on the ProFund VP Bull’s records as collateral for when-issued securities.
*	Non-income producing security
ADR	American Depositary Receipt

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini S&P 500 Futures Contract expiring March 2008 (Underlying face amount at value $5,160,750)	70	$(77,798)
S&P 500 Futures Contract expiring March 2008 (Underlying face amount at value $9,215,625)	25	(162,300)

See accompanying notes to the financial statements.

6

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2007

ProFund VP Bull invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.1%
Aerospace/Defense	2.3%
Agriculture	1.9%
Airlines	0.1%
Apparel	0.3%
Auto Manufacturers	0.3%
Auto Parts & Equipment	0.3%
Banks	4.7%
Beverages	2.3%
Biotechnology	0.7%
Building Materials	0.3%
Chemicals	1.4%
Coal	0.2%
Commercial Services	0.6%
Computers	4.5%
Cosmetics/Personal Care	2.0%
Distribution/Wholesale	0.1%
Diversified Financial Services	6.3%
Electric	3.0%
Electrical Components & Equipment	0.3%
Electronics	0.5%
Engineering & Construction	0.2%
Entertainment	0.1%
Environmental Control	0.1%
Food	1.6%
Forest Products & Paper	0.3%
Gas	0.1%
Hand/Machine Tools	NM
Healthcare-Products	3.0%
Healthcare-Services	1.5%
Holding Companies-Diversified	0.1%
Home Builders	NM
Home Furnishings	NM
Household Products/Wares	0.4%
Housewares	0.1%
Insurance	3.9%
Internet	2.1%
Investment Companies	NM
Iron/Steel	0.3%
Leisure Time	0.2%
Lodging	0.3%
Machinery-Construction & Mining	0.3%
Machinery-Diversified	0.5%
Media	2.2%
Metal Fabricate/Hardware	0.1%
Mining	0.7%
Miscellaneous Manufacturing	4.6%
Office/Business Equipment	0.2%
Oil & Gas	9.6%
Oil & Gas Services	1.8%
Packaging & Containers	NM
Pharmaceuticals	5.3%
Pipelines	0.5%
REIT	1.0%
Real Estate	NM
Retail	4.3%
Savings & Loans	0.2%
Semiconductors	2.3%
Software	3.8%
Telecommunications	5.7%
Textiles	NM
Toys/Games/Hobbies	0.1%
Transportation	1.5%
Other**	8.8%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.

7

PROFUNDS VP ProFund VP Bull

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $99,806,917)	$149,099,842
Repurchase agreements, at cost	12,576,000

Total Investment Securities	161,675,842
Cash	542
Segregated cash balances with brokers for futures contracts	800,623
Dividends and interest receivable	222,723
Receivable for capital shares issued	1,255,184
Receivable for investments sold	91,021
Prepaid expenses	456

Total Assets	164,046,391

Liabilities:
Payable for investments purchased	63,614
Payable for capital shares redeemed	55,517
Variation margin on futures contracts	108,960
Advisory fees payable	102,527
Management services fees payable	13,670
Administration fees payable	4,280
Administrative services fees payable	60,645
Distribution fees payable	50,603
Trustee fees payable	27
Transfer agency fees payable	9,355
Fund accounting fees payable	6,607
Compliance services fees payable	3,305

Other accrued expenses	43,257

Total Liabilities	522,367

Net Assets	$163,524,024

Net Assets consist of:
Capital	$111,834,677
Accumulated net investment income (loss)	1,056,877
Accumulated net realized gains (losses) on investments	1,579,643
Net unrealized appreciation (depreciation) on investments	49,052,827

Net Assets	$163,524,024

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	5,292,407

Net Asset Value (offering and redemption price per share)	$30.90

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$3,029,527
Interest	867,246

Total Investment Income	3,896,773

Expenses:
Advisory fees	1,315,058
Management services fees	263,013
Administration fees	54,762
Transfer agency fees	57,292
Administrative services fees	556,684
Distribution fees	438,353
Custody fees	39,845
Fund accounting fees	80,217
Trustee fees	2,574
Compliance services fees	1,906
Other fees	117,865

Total Gross Expenses before reductions	2,927,569
Less Expenses reduced by the Advisor	(87,673)

Total Net Expenses	2,839,896

Net Investment Income (Loss)	1,056,877

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	25,972,767
Net realized gains (losses) on futures contracts	548,796
Change in net unrealized appreciation/depreciation on investments	(21,008,213)

Net Realized and Unrealized Gains (Losses) on Investments	5,513,350

Change in Net Assets Resulting from Operations	$6,570,227

See accompanying notes to the financial statements.

8

PROFUNDS VP ProFund VP Bull

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,056,877	$819,544
Net realized gains (losses) on investments	26,521,563	6,021,928
Change in net unrealized appreciation/depreciation on investments	(21,008,213)	21,358,958

Change in net assets resulting from operations	6,570,227	28,200,430

Distributions to Shareholders From:
Net investment income	(819,544)	(507,507)
Net realized gains on investments	(1,803,068)	(9,946,579)

Change in net assets resulting from distributions	(2,622,612)	(10,454,086)

Capital Transactions:
Proceeds from shares issued	723,540,393	807,020,180
Dividends reinvested	2,622,612	10,454,086
Value of shares redeemed	(877,480,461)	(821,872,926)

Change in net assets resulting from capital transactions	(151,317,456)	(4,398,660)

Change in net assets	(147,369,841)	13,347,684
Net Assets:
Beginning of period	310,893,865	297,546,181

End of period	$163,524,024	$310,893,865

Accumulated net investment income (loss)	$1,056,877	$819,544

Share Transactions:
Issued	22,915,243	27,597,405
Reinvested	84,058	370,187
Redeemed	(27,934,190)	(28,267,308)

Change in shares	(4,934,889)	(299,716)

See accompanying notes to the financial statements.

9

PROFUNDS VP ProFund VP Bull

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$30.40	$28.27	$27.59	$25.72	$20.48

Investment Activities:
Net investment income (loss)(a)	0.19	0.11	0.06	0.06	(0.05)
Net realized and unrealized gains (losses) on investments	0.89	3.63	0.69	2.19	5.29

Total income (loss) from investment activities	1.08	3.74	0.75	2.25	5.24

Distributions to Shareholders From:
Net investment income	(0.18)	(0.08)	(0.07)	—	—
Net realized gains on investments	(0.40)	(1.53)	—	(0.38)	—

Total distributions	(0.58)	(1.61)	(0.07)	(0.38)	—

Net Asset Value, End of Period	$30.90	$30.40	$28.27	$27.59	$25.72

Total Return	3.55%	13.66%	2.74%	8.83%	25.59%

Ratios to Average Net Assets:
Gross expenses	1.67%	1.70%	1.78%	1.78%	1.87%
Net expenses	1.62%	1.67%	1.78%	1.78%	1.87%
Net investment income (loss)	0.60%	0.38%	0.21%	0.22%	(0.24)%

Supplemental Data:
Net assets, end of period (000’s)	$163,524	$310,894	$297,546	$391,257	$223,123
Portfolio turnover rate(b)	175%	224%	273%	202%	392%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

10

ProFund VP Mid-Cap

The ProFund VP Mid-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400® Index. For the period from fund inception, August 31, 2007, through December 31, 2007, the Fund had a total return of –0.97%, compared to a total return of –0.15%1 for the Index. For the period, the Fund achieved an average daily statistical correlation ofover 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

Among the ten highest weighted index components at the beginning of the year that remained in the index for the entire year, the top three performers were Intuitive Surgical Inc (+236.81%), Denbury Resources (+114.11%), and FMC Technologies (+84.00%), while the bottom three performers in this group were Joy Global (+37.82%), Harris Corp (+37.98%), and Amphenol Corp (+49.63%).

As the ProFund VP Mid-Cap does not have more than six months of operating results, a line graph of a $10,000 investment or total return table are not presented.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The Index returns reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

11

PROFUNDS VP ProFund VP Mid-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Mid-Cap seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P MidCap 400 Index.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	44%
Swap Agreements	56%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Holdings
The ProFund VP Mid-Cap primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

S&P MidCap 400 Index - Composition
% of Index

Consumer Non-Cyclical	20%
Industrial	17%
Financial	14%
Consumer Cyclical	11%
Energy	11%
Technology	9%
Utilities	7%
Basic Materials	6%
Communications	5%

PROFUNDS VP ProFund VP Mid-Cap	Schedule of Portfolio Investments December 31, 2007

U.S. Government Agency Obligations (20.1%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$39,000	$38,997

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $38,997)		38,997

Repurchase Agreements (79.5%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $39,009 (Collateralized by $47,000 U.S. Treasury Notes, 4.00%, 4/15/10, market value $46,273)	39,000	39,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $39,009 (Collateralized by $42,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $42,298)	39,000	39,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $37,009 (Collateralized by $40,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $40,284)	37,000	37,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $39,003 (Collateralized by $42,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $42,250)	39,000	39,000

TOTAL REPURCHASE AGREEMENTS
(Cost $154,000)		154,000

TOTAL INVESTMENT SECURITIES
(Cost $192,997)—99.6%		192,997
Net other assets (liabilities)—0.4%		718

NET ASSETS—100.0%		$193,715

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini S&P MidCap 400 Futures Contract expiring March 2008 (Underlying face amount at value $86,200)	1	$(1,647)

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 1/29/08	$62,447	$(422)
Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 1/29/08	44,909	(304)

See accompanying notes to the financial statements.

12

PROFUNDS VP ProFund VP Mid-Cap

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $38,997)	$38,997
Repurchase agreements, at cost	154,000

Total Investment Securities	192,997
Cash	110
Segregated cash balances with brokers for futures contracts	3,968
Segregated cash balances with custodian for swap agreements	4
Interest receivable	15
Receivable from Advisor	141

Total Assets	197,235

Liabilities:
Unrealized loss on swap agreements	726
Variation margin on futures contracts	730
Administration fees payable	16
Administrative services fees payable	519
Distribution fees payable	639
Transfer agency fees payable	53
Fund accounting fees payable	24
Compliance services fees payable	17
Other accrued expenses	796

Total Liabilities	3,520

Net Assets	$193,715

Net Assets consist of:
Capital	$436,194
Accumulated net investment income (loss)	8,867
Accumulated net realized gains (losses) on investments	(248,973)
Net unrealized appreciation (depreciation) on investments	(2,373)

Net Assets	$193,715

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	6,520

Net Asset Value (offering and redemption price per share)	$29.71

Statement of Operations
For the period August 31, 2007 through December 31, 2007(a)

Investment Income:
Interest	$13,475

Expenses:
Advisory fees	2,196
Management services fees	439
Administration fees	19
Transfer agency fees	100
Administrative services fees	580
Distribution fees	732
Custody fees	1,463
Fund accounting fees	24
Trustee fees	3
Compliance services fees	17
Other fees	339

Total Gross Expenses before reductions	5,912
Less Expenses reduced by the Advisor	(1,150)

Total Net Expenses	4,762

Net Investment Income (Loss)	8,713

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on futures contracts	(50,087)
Net realized gains (losses) on swap agreements	(198,886)
Change in net unrealized appreciation/depreciation on investments	(2,373)

Net Realized and Unrealized Gains (Losses) on Investments	(251,346)

Change in Net Assets Resulting from Operations	$(242,633)

(a)	Commencement of operations

See accompanying notes to the financial statements.

13

PROFUNDS VP ProFund VP Mid-Cap

Statement of Changes in Net Assets
For the period
August 31, 2007 through
December 31, 2007(a)

From Investment Activities:
Operations:
Net investment income (loss)	$8,713
Net realized gains (losses) on investments	(248,973)
Change in net unrealized appreciation/depreciation on investments	(2,373)

Change in net assets resulting from operations	(242,633)

Capital Transactions:
Proceeds from shares issued	5,505,410
Value of shares redeemed	(5,069,062)

Change in net assets resulting from capital transactions	436,348

Change in net assets	193,715
Net Assets:
Beginning of period	—

End of period	$193,715

Accumulated net investment income (loss)	$8,867

Share Transactions:
Issued	179,665
Redeemed	(173,145)

Change in shares	6,520

(a)	Commencement of operations

See accompanying notes to the financial statements.

14

PROFUNDS VP ProFund VP Mid-Cap

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
	For the period
	Aug. 31, 2007 through
	Dec. 31, 2007(a)

Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.30
Net realized and unrealized gains (losses) on investments	(0.59)

Total income (loss) from investment activities	(0.29)

Net Asset Value, End of Period	$29.71

Total Return	(0.97	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.02%
Net expenses(d)	1.63%
Net investment income (loss)(d)	2.98%

Supplemental Data:
Net assets, end of period (000’s)	$194
Portfolio turnover rate(e)	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

15

ProFund VP Small-Cap

The ProFund VP Small-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000® Index. For the year ended December 31, 2007, the Fund had a total return of –2.21%, compared to a total return of –1.56%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were CF Industries Holdings (+329.97%), Terra Industries (+298.66%), and Priceline.com (+163.38%), while the bottom three performers in this group were Equinix Inc (+33.66%), Hologic Inc (+45.17%), and Inverness Medical Innovation (+45.17%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap from May 1, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Small-Cap	5/1/01	–2.21%	13.97%	5.39%	1.59%	1.59%

Russell 2000 Index	5/1/01	–1.56%	16.30%	8.32%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.
16

PROFUNDS VP
ProFund VP Small-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Small-Cap seeks daily investment results, before fees and expenses that correspond to the daily performance of the Russell 2000 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	96%
Futures Contracts	NM
Swap Agreements	4%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.5%.

Largest Equity Holdings
Company	% of Net Assets

CF Industries Holdings, Inc.	0.5%
Terra Industries, Inc.	0.4%
Priceline.com, Inc.	0.4%
FLIR Systems, Inc.	0.4%
Chipotle Mexican Grill, Inc.—Class B	0.4%

Russell 2000 Index - Composition
% of Index

Consumer Non-Cyclical	22%
Financial	19%
Industrial	15%
Consumer Cyclical	11%
Technology	10%
Communications	9%
Energy	6%
Basic Materials	5%
Utilities	3%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks (96.3%)

	Shares	Value

3Com Corp.* (Telecommunications)	26,732	$120,829
AAR Corp.* (Aerospace/Defense)	2,608	99,182
Aaron Rents, Inc. (Commercial Services)	3,260	62,722
AbitibiBowater, Inc. (Forest Products & Paper)	1,956	40,313
ABM Industries, Inc. (Commercial Services)	3,586	73,119
Acco Brands Corp.* (Household Products/Wares)	3,586	57,519
ACI Worldwide, Inc.* (Software)	2,608	49,656
Actuant Corp.—Class A (Miscellaneous Manufacturing)	3,912	133,047
Acuity Brands, Inc. (Miscellaneous Manufacturing)	2,608	117,360
Adams Respiratory Therapeutics, Inc.* (Pharmaceuticals)	2,282	136,327
Administaff, Inc. (Commercial Services)	1,956	55,316
ADTRAN, Inc. (Telecommunications)	3,912	83,639
Advance America Cash Advance Centers, Inc. (Commercial Services)	5,216	52,995
Advanced Energy Industries, Inc.* (Electrical Components & Equipment)	2,934	38,377
Advanta Corp.—Class B (Diversified Financial Services)	2,934	23,677
Advisory Board Co.* (Commercial Services)	1,630	104,630
Aecom Technology Corp.* (Engineering & Construction)	2,934	83,824
Aeropostale, Inc.* (Retail)	4,238	112,307
AFC Enterprises, Inc.* (Retail)	3,912	44,284
Affymetrix, Inc.* (Biotechnology)	4,238	98,067
Aftermarket Technology Corp.* (Auto Parts & Equipment)	2,282	62,207
Agilysys, Inc. (Computers)	2,934	44,362
AirTran Holdings, Inc.* (Airlines)	6,520	46,683
Alaska Air Group, Inc.* (Airlines)	2,934	73,379
Alaska Communications Systems Group, Inc. (Telecommunications)	4,890	73,350
Albany International Corp.—Class A (Machinery-Diversified)	2,282	84,662
Alesco Financial, Inc. (REIT)	7,824	25,663
Alexandria Real Estate Equities, Inc. (REIT)	1,630	165,722
Alexion Pharmaceuticals, Inc.* (Biotechnology)	2,282	171,218
Align Technology, Inc.* (Healthcare-Products)	3,912	65,252
Alkermes, Inc.* (Pharmaceuticals)	6,846	106,729
Alliance One International, Inc.* (Agriculture)	7,824	31,844
Allscripts Healthcare Solutions, Inc.* (Software)	3,586	69,640
Alnylam Pharmaceuticals, Inc.* (Pharmaceuticals)	3,586	104,281
Alpha Natural Resources, Inc.* (Coal)	4,890	158,827
Alpharma, Inc.—Class A* (Pharmaceuticals)	2,934	59,120
AMAG Pharmaceuticals, Inc.* (Biotechnology)	978	58,807
Amedisys, Inc.* (Healthcare-Services)	1,956	94,905
AMERCO* (Trucking & Leasing)	978	64,235
American Axle & Manufacturing Holdings, Inc. (Auto Parts & Equipment)	3,260	60,701
American Campus Communities, Inc. (REIT)	3,260	87,531
American Commercial Lines, Inc.* (Transportation)	4,238	68,825
American Dental Partners, Inc.* (Healthcare-Services)	2,608	26,158
American Equity Investment Life Holding Co. (Insurance)	6,194	51,348
American Financial Realty Trust (REIT)	11,410	91,508
American Medical Systems Holdings, Inc.* (Healthcare-Products)	5,216	75,423
American Physicians Capital, Inc. (Insurance)	1,956	81,096
American Reprographics Co.* (Software)	2,282	37,607
American States Water Co. (Water)	3,586	135,120
American Superconductor Corp.* (Electrical Components & Equipment)	3,260	89,128
AmericanWest Bancorp (Banks)	4,890	86,211
AMERIGROUP Corp.* (Healthcare-Services)	3,586	130,710
Ameris Bancorp (Banks)	3,912	65,917
Ameristar Casinos, Inc. (Lodging)	2,282	62,846
Ameron International Corp. (Miscellaneous Manufacturing)	978	90,123
Amkor Technology, Inc.* (Semiconductors)	6,846	58,396
AMN Healthcare Services, Inc.* (Commercial Services)	2,934	50,377
ANADIGICS, Inc.* (Semiconductors)	4,564	52,805
Analogic Corp. (Electronics)	1,304	88,307
Anixter International, Inc.* (Telecommunications)	1,630	101,500
ANSYS, Inc.* (Software)	4,890	202,739
Anworth Mortgage Asset Corp. (REIT)	8,802	72,705
Apex Silver Mines, Ltd.ADR* (Mining)	3,912	59,619
Apogee Enterprises, Inc. (Building Materials)	2,608	44,623

See accompanying notes to the financial statements.
17

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued
	Shares	Value

Apollo Investment Corp. (Investment Companies)	5,868	$100,049
Applera Corp.—Celera Genomics Group* (Biotechnology)	6,846	108,646
Applied Industrial Technologies, Inc. (Machinery-Diversified)	3,260	94,605
Applied Micro Circuits Corp.* (Semiconductors)	6,194	54,136
Apria Healthcare Group, Inc.* (Healthcare-Services)	2,934	63,286
AptarGroup, Inc. (Miscellaneous Manufacturing)	4,238	173,377
Aquila, Inc.* (Electric)	29,992	111,870
Arbitron, Inc. (Commercial Services)	1,956	81,311
Arch Chemicals, Inc. (Chemicals)	2,282	83,864
Arena Pharmaceuticals, Inc.* (Biotechnology)	5,868	45,946
ARIAD Pharmaceuticals, Inc.* (Biotechnology)	10,758	45,722
Ariba, Inc.* (Internet)	7,172	79,968
Arlington Tankers, Ltd.ADR (Transportation)	3,912	86,573
Array BioPharma, Inc.* (Pharmaceuticals)	5,542	46,664
Arris Group, Inc.* (Telecommunications)	11,187	111,646
ArthroCare Corp.* (Healthcare-Products)	1,956	93,986
ArvinMeritor, Inc. (Auto Parts & Equipment)	5,216	61,184
Ashford Hospitality Trust (REIT)	8,802	63,286
Aspen Insurance Holdings, Ltd.ADR (Insurance)	5,542	159,831
Aspen Technology, Inc.* (Software)	6,194	100,467
Assisted Living Concepts, Inc.—Class A* (Healthcare-Services)	6,194	46,455
Assured Guaranty, Ltd.ADR (Insurance)	4,564	121,129
Astec Industries, Inc.* (Machinery-Construction & Mining)	1,630	60,620
Atheros Communications* (Telecommunications)	3,586	109,516
Atlas America, Inc. (Oil & Gas)	1,630	96,463
ATMI, Inc.* (Semiconductors)	2,608	84,108
ATP Oil & Gas Corp.* (Oil & Gas)	1,630	82,380
Atwood Oceanics, Inc.* (Oil & Gas)	1,630	163,391
Avid Technology, Inc.* (Software)	2,934	83,150
Avocent Corp.* (Internet)	3,586	83,590
Badger Meter, Inc. (Electronics)	2,608	117,230
Baldor Electric Co. (Hand/Machine Tools)	2,934	98,758
Bally Technologies, Inc.* (Entertainment)	3,912	194,505
Banco Latinoamericano de Exportaciones, S.A.—Class EADR (Banks)	3,912	63,805
BankFinancial Corp. (Savings & Loans)	6,520	103,146
Banner Corp. (Banks)	2,934	84,294
Barnes Group, Inc. (Miscellaneous Manufacturing)	3,260	108,851
Basic Energy Services, Inc.* (Oil & Gas Services)	3,260	71,557
Beacon Roofing Supply, Inc.* (Distribution/Wholesale)	3,912	32,939
BearingPoint, Inc.* (Commercial Services)	14,018	39,671
Beazer Homes USA, Inc. (Home Builders)	2,608	19,377
Belden, Inc. (Electrical Components & Equipment)	2,608	116,056
Belo Corp.—Class A (Media)	5,868	102,338
Benchmark Electronics, Inc.* (Electronics)	4,564	80,920
Berry Petroleum Co.—Class A (Oil & Gas)	2,608	115,926
Big 5 Sporting Goods Corp. (Retail)	2,934	42,308
Bill Barrett Corp.* (Oil & Gas)	1,956	81,898
Bio-Rad Laboratories, Inc.—Class A* (Biotechnology)	1,304	135,120
BioMarin Pharmaceutical, Inc.* (Pharmaceuticals)	6,520	230,808
BioMed Realty Trust, Inc. (REIT)	4,890	113,301
Blackbaud, Inc. (Software)	3,586	100,551
Blackboard, Inc.* (Software)	2,282	91,851
Blockbuster, Inc.—Class A* (Retail)	14,996	58,484
Blue Nile, Inc.* (Internet)	978	66,563
Bob Evans Farms, Inc. (Retail)	2,934	79,013
Borders Group, Inc. (Retail)	4,238	45,135
Borland Software Corp.* (Software)	11,410	34,344
Boston Private Financial Holdings, Inc. (Banks)	3,912	105,937
Bowne & Co., Inc. (Commercial Services)	3,912	68,851
Brady Corp.—Class A (Electronics)	3,260	114,393
Briggs & Stratton Corp. (Machinery-Diversified)	3,260	73,872
Bright Horizons Family Solutions, Inc.* (Commercial Services)	2,282	78,820
Brightpoint, Inc.* (Distribution/Wholesale)	3,912	60,088
Bristow Group, Inc.* (Transportation)	1,630	92,339
Brooks Automation, Inc.* (Semiconductors)	5,216	68,903
Brown Shoe Co., Inc. (Retail)	3,260	49,454
Brush Engineered Materials, Inc.* (Mining)	1,630	60,636
Buckeye Technologies, Inc.* (Forest Products & Paper)	4,564	57,050
Bucyrus International, Inc.—Class A (Machinery-Construction & Mining)	2,282	226,808
Buffalo Wild Wings, Inc.* (Retail)	1,304	30,279
CACI International, Inc.—Class A* (Computers)	1,956	87,570
Calamos Asset Management, Inc. (Diversified Financial Services)	2,934	87,375
California Water Service Group (Water)	3,586	132,754
Callaway Golf Co. (Leisure Time)	5,542	96,597
Capital City Bank Group, Inc. (Banks)	3,586	101,197
Capital Lease Funding, Inc. (REIT)	8,476	71,368
Carrizo Oil & Gas, Inc.* (Oil & Gas)	1,630	89,243
Carter’s, Inc.* (Apparel)	3,912	75,697
Cascade Corp. (Machinery-Diversified)	978	45,438
Casey’s General Stores, Inc. (Retail)	3,586	106,181
Cash America International, Inc. (Retail)	2,282	73,709
Cbeyond, Inc.* (Telecommunications)	1,630	63,554
CBRE Realty Finance, Inc. (REIT)	5,868	31,335
CBRL Group, Inc. (Retail)	1,956	63,355
Centene Corp.* (Healthcare-Services)	3,586	98,400
Centennial Bank Holdings, Inc.* (Banks)	11,084	64,066
Centerline Holding Co. (Diversified Financial Services)	4,890	37,262
Central European Distribution Corp.* (Distribution/Wholesale)	2,608	151,473
Central Garden & Pet Co.—Class A* (Household Products/Wares)	6,194	33,200
Central Vermont Public Service Corp. (Electric)	1,956	60,323
Century Aluminum Co.* (Mining)	1,630	87,922
Cenveo, Inc.* (Commercial Services)	3,912	68,343
Cepheid, Inc.* (Healthcare-Products)	4,890	128,851
Ceradyne, Inc.* (Miscellaneous Manufacturing)	1,630	76,496
CF Industries Holdings, Inc. (Chemicals)	3,260	358,796
Champion Enterprises, Inc.* (Home Builders)	5,868	55,277
Charlotte Russe Holding, Inc.* (Retail)	2,282	36,854
Charming Shoppes, Inc.* (Retail)	8,476	45,855
Charter Communications, Inc.—Class A* (Media)	26,732	31,276
Chattem, Inc.* (Cosmetics/Personal Care)	1,304	98,504
Checkpoint Systems, Inc.* (Electronics)	2,934	76,225
Chemed Corp. (Commercial Services)	1,630	91,084
Cherokee, Inc. (Apparel)	2,282	73,640
Chipotle Mexican Grill, Inc.—Class B* (Retail)	1,956	240,686
Chiquita Brands International, Inc.* (Food)	3,586	65,947
Christopher & Banks Corp. (Retail)	3,260	37,327
Cincinnati Bell, Inc.* (Telecommunications)	17,604	83,619
Cirrus Logic, Inc.* (Semiconductors)	8,150	43,032
Citadel Broadcasting Corp. (Media)	16,626	34,250
Citi Trends, Inc.* (Retail)	1,630	25,167
Citizens Republic Bancorp, Inc. (Banks)	5,868	85,145
CKE Restaurants, Inc. (Retail)	4,564	60,245
Clarcor, Inc. (Miscellaneous Manufacturing)	3,586	136,160
Cleco Corp. (Electric)	4,564	126,879
CMGI, Inc.* (Internet)	3,260	42,673
CNET Networks, Inc.* (Internet)	11,736	107,267

See accompanying notes to the financial statements.
18

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued
	Shares	Value

CoBiz Financial, Inc. (Banks)	5,216	$77,562
Coeur d’Alene Mines Corp.* (Mining)	19,234	95,016
Cogent Communications Group, Inc.* (Internet)	3,260	77,295
Cognex Corp. (Machinery-Diversified)	3,912	78,827
Cohen & Steers, Inc. (Diversified Financial Services)	1,304	39,081
Cohu, Inc. (Semiconductors)	3,586	54,866
Coinstar, Inc.* (Commercial Services)	2,608	73,415
Collective Brands, Inc.* (Retail)	3,912	68,030
Columbia Banking System, Inc. (Banks)	4,238	125,996
Community Trust Bancorp, Inc. (Banks)	3,260	89,748
Commvault Systems, Inc.* (Software)	3,586	75,951
Compass Minerals International, Inc. (Mining)	2,608	106,928
Complete Production Services, Inc.* (Oil & Gas Services)	2,934	52,724
Comstock Resources, Inc.* (Oil & Gas)	2,934	99,756
Comtech Telecommunications Corp.* (Telecommunications)	1,630	88,036
Conceptus, Inc.* (Healthcare-Products)	3,260	62,722
Concur Technologies, Inc.* (Software)	3,260	118,045
CONMED Corp.* (Healthcare-Products)	2,608	60,271
Consolidated Communications Holdings, Inc. (Telecommunications)	3,586	71,361
Consolidated Water Co., Ltd.ADR (Water)	3,586	90,331
Consolidated-Tomoka Land Co. (Real Estate)	1,304	81,735
Cooper Tire & Rubber Co. (Auto Parts & Equipment)	3,912	64,861
Corinthian Colleges, Inc.* (Commercial Services)	6,846	105,428
Corporate Office Properties Trust (REIT)	2,608	82,152
Corus Bankshares, Inc. (Banks)	4,238	45,219
CoStar Group, Inc.* (Commercial Services)	1,630	77,018
Crosstex Energy, Inc. (Oil & Gas)	3,260	121,402
CSG Systems International, Inc.* (Software)	3,260	47,987
CSK Auto Corp.* (Retail)	3,912	19,599
Cubist Pharmaceuticals, Inc.* (Pharmaceuticals)	4,238	86,921
Curtiss-Wright Corp. (Aerospace/Defense)	2,934	147,287
CV Therapeutics, Inc.* (Pharmaceuticals)	4,890	44,255
Cymer, Inc.* (Electronics)	2,282	88,838
Daktronics, Inc. (Electronics)	2,608	58,863
Darling International, Inc.* (Environmental Control)	6,846	79,140
Dawson Geophysical Co.* (Oil & Gas Services)	978	69,888
DCT Industrial Trust, Inc. (REIT)	12,388	115,332
DealerTrack Holdings, Inc.* (Internet)	2,282	76,379
Deckers Outdoor Corp.* (Apparel)	978	151,649
Deerfield Capital Corp. (REIT)	5,868	46,944
Delta Petroleum Corp.* (Oil & Gas)	4,564	86,031
Deluxe Corp. (Commercial Services)	3,260	107,221
DeVry, Inc. (Commercial Services)	3,912	203,268
DiamondRock Hospitality Co. (REIT)	6,846	102,553
Digi International, Inc.* (Software)	4,564	64,763
Digital Realty Trust, Inc. (REIT)	3,586	137,595
Digital River, Inc.* (Internet)	2,608	86,247
Dionex Corp.* (Electronics)	1,304	108,049
Dollar Thrifty Automotive Group, Inc.* (Commercial Services)	1,956	46,318
Dress Barn, Inc.* (Retail)	3,260	40,783
Drill-Quip, Inc.* (Oil & Gas Services)	1,630	90,726
DTS, Inc.* (Home Furnishings)	3,260	83,358
Dycom Industries, Inc.* (Engineering & Construction)	2,934	78,191
Eagle Bulk Shipping, Inc.ADR (Transportation)	3,912	103,864
EarthLink, Inc.* (Internet)	11,736	82,974
Eclipsys Corp.* (Software)	3,586	90,762
Edge Petroleum Corp.* (Oil & Gas)	3,912	23,198
Education Realty Trust, Inc. (REIT)	7,824	87,942
El Paso Electric Co.* (Electric)	4,238	108,366
Electronics for Imaging, Inc.* (Computers)	3,912	87,942
Elizabeth Arden, Inc.* (Cosmetics/Personal Care)	2,934	59,707
EMCOR Group, Inc.* (Engineering & Construction)	3,912	92,441
Empire District Electric Co. (Electric)	5,868	133,673
Employers Holdings, Inc. (Insurance)	4,890	81,712
EMS Technologies, Inc.* (Telecommunications)	3,586	108,441
Emulex Corp.* (Semiconductors)	5,216	85,125
Encore Acquisition Co.* (Oil & Gas)	3,586	119,665
Encore Wire Corp. (Electrical Components & Equipment)	2,282	36,329
Energy Conversion Devices, Inc.* (Electrical Components & Equipment)	2,608	87,759
EnergySouth, Inc. (Gas)	1,956	113,448
Ennis, Inc. (Household Products/Wares)	3,260	58,680
EnPro Industries, Inc.* (Miscellaneous Manufacturing)	1,630	49,960
Entegris, Inc.* (Semiconductors)	9,454	81,588
Entertainment Properties Trust (REIT)	1,956	91,932
Entravision Communications Corp.* (Media)	7,172	56,157
Enzon Pharmaceuticals, Inc.* (Biotechnology)	9,454	90,097
Epicor Software Corp.* (Software)	5,542	65,285
Equinix, Inc.* (Internet)	1,956	197,693
ESCO Technologies, Inc.* (Miscellaneous Manufacturing)	1,956	78,123
Euronet Worldwide, Inc.* (Commercial Services)	3,260	97,800
Evergreen Solar, Inc.* (Energy-Alternate Sources)	7,172	123,860
Excel Technology, Inc.* (Electronics)	3,260	88,346
EXCO Resources, Inc.* (Oil & Gas)	4,238	65,604
Exelixis, Inc.* (Biotechnology)	8,150	70,335
Exponent, Inc.* (Commercial Services)	3,586	96,965
Extra Space Storage, Inc. (REIT)	6,846	97,829
Federal Agricultural Mortgage Corp.—Class C (Diversified Financial Services)	2,282	60,062
FEI Co.* (Electronics)	2,608	64,757
FelCor Lodging Trust, Inc. (REIT)	4,564	71,153
Ferro Corp. (Chemicals)	3,586	74,338
Finisar Corp.* (Telecommunications)	19,560	28,362
First BanCorp (Banks)	6,846	49,907
First Financial Holdings, Inc. (Savings & Loans)	3,260	89,389
First Merchants Corp. (Banks)	4,564	99,678
First Place Financial Corp. (Savings & Loans)	4,238	59,290
First Potomac Realty Trust (REIT)	4,238	73,275
First State Bancorporation (Banks)	4,564	63,440
Fisher Communications, Inc.* (Media)	1,630	61,875
Fleetwood Enterprises, Inc.* (Home Builders)	6,846	40,939
FLIR Systems, Inc.* (Electronics)	7,824	244,891
Flow International Corp.* (Machinery-Diversified)	5,216	48,613
Flowers Foods, Inc. (Food)	4,890	114,475
Flushing Financial Corp. (Savings & Loans)	5,868	94,181
Force Protection, Inc.* (Auto Manufacturers)	4,238	19,834
FormFactor, Inc.* (Semiconductors)	2,934	97,115
Forward Air Corp. (Transportation)	2,934	91,453
Fossil, Inc.* (Household Products/Wares)	2,934	123,169
Foundry Networks, Inc.* (Telecommunications)	8,802	154,211
FPIC Insurance Group, Inc.* (Insurance)	1,956	84,069
Franklin Bank Corp. Houston* (Savings & Loans)	5,542	23,886
Fremont General Corp.* (Banks)	4,890	17,115
Friedman, Billings, Ramsey Group, Inc.—Class A (Diversified Financial Services)	13,040	40,946
FTI Consulting, Inc.* (Commercial Services)	2,608	160,757
Fuel Tech, Inc.* (Environmental Control)	1,956	44,303
FuelCell Energy, Inc.* (Energy-Alternate Sources)	7,498	74,380
Fuller (H.B.) Co. (Chemicals)	3,912	87,824
Gartner Group, Inc.* (Commercial Services)	4,564	80,144
Gaylord Entertainment Co.* (Lodging)	2,608	105,546
Gemstar-TV Guide International, Inc.* (Media)	18,582	88,450
Genco Shipping & Trading, Ltd.ADR (Transportation)	1,630	89,259

See accompanying notes to the financial statements.
19

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued
	Shares	Value

GenCorp, Inc.* (Aerospace/Defense)	6,194	$72,222
General Communication, Inc.—Class A* (Telecommunications)	5,542	48,493
Genesco, Inc.* (Retail)	1,630	61,614
Genesee & Wyoming, Inc.—Class A* (Transportation)	2,934	70,915
GeoEye, Inc.* (Telecommunications)	2,934	98,729
Georgia Gulf Corp. (Chemicals)	3,260	21,581
Gevity HR, Inc. (Commercial Services)	2,934	22,562
Gladstone Capital Corp. (Investment Companies)	3,912	66,504
GMH Communities Trust (REIT)	7,824	43,188
Golden Telecom, Inc.* (Telecommunications)	1,304	131,639
Goodman Global, Inc.* (Building Materials)	3,260	80,000
GrafTech International, Ltd.* (Electrical Components & Equipment)	6,520	115,730
Granite Construction, Inc. (Engineering & Construction)	1,956	70,768
Great Wolf Resorts, Inc.* (Entertainment)	5,868	57,565
Greatbatch, Inc.* (Electrical Components & Equipment)	2,282	45,617
Greenhill & Co., Inc. (Diversified Financial Services)	1,304	86,690
Greif Brothers Corp.—Class A (Packaging & Containers)	1,956	127,864
Grey Wolf, Inc.* (Oil & Gas)	12,062	64,290
Group 1 Automotive, Inc. (Retail)	1,956	46,455
GulfMark Offshore, Inc.* (Transportation)	1,630	76,268
Haemonetics Corp.* (Healthcare-Products)	1,956	123,267
Harleysville National Corp. (Banks)	6,194	90,247
Harvest Natural Resources, Inc.* (Oil & Gas)	5,868	73,350
Haynes International, Inc.* (Metal Fabricate/Hardware)	978	67,971
HealthExtras, Inc.* (Pharmaceuticals)	2,608	68,017
HEALTHSOUTH Corp.* (Healthcare-Services)	5,216	109,536
Healthways, Inc.* (Healthcare-Services)	2,282	133,360
Hecla Mining Co.* (Mining)	8,150	76,203
HEICO Corp. (Aerospace/Defense)	2,608	142,084
Heidrick & Struggles International, Inc. (Commercial Services)	1,630	60,489
Helen of Troy, Ltd.ADR* (Household Products/Wares)	2,608	44,701
Hercules Offshore, Inc.* (Oil & Gas Services)	1,956	46,514
Hercules Technology Growth Capital, Inc. (Investment Companies)	6,520	80,978
Hercules, Inc. (Chemicals)	7,172	138,778
Herman Miller, Inc. (Office Furnishings)	3,586	116,151
Hersha Hospitality Trust (REIT)	8,150	77,425
Hexcel Corp.* (Aerospace/Defense Equipment)	6,194	150,390
Hibbett Sports, Inc.* (Retail)	2,934	58,621
Highwoods Properties, Inc. (REIT)	3,586	105,357
Hilb, Rogal, and Hobbs Co. (Insurance)	2,282	92,581
Hologic, Inc.* (Healthcare-Products)	3,260	223,766
Horizon Lines, Inc.—Class A (Transportation)	2,934	54,690
Hornbeck Offshore Services, Inc.* (Oil & Gas Services)	1,630	73,269
Hub Group, Inc.—Class A* (Transportation)	2,934	77,986
Hudson Highland Group, Inc.* (Commercial Services)	2,608	21,933
Human Genome Sciences, Inc.* (Biotechnology)	10,432	108,910
Huron Consulting Group, Inc.* (Commercial Services)	1,304	105,142
Iconix Brand Group, Inc.* (Apparel)	3,912	76,910
IDACORP, Inc. (Electric)	3,586	126,299
IHS, Inc.—Class A* (Computers)	2,282	138,198
II-VI, Inc.* (Electronics)	2,282	69,715
IKON Office Solutions, Inc. (Office/Business Equipment)	7,172	93,379
Illumina, Inc.* (Biotechnology)	3,260	193,188
Imation Corp. (Computers)	2,608	54,768
Immucor, Inc.* (Healthcare-Products)	4,238	144,050
Independent Bank Corp. (Banks)	5,216	49,552
Independent Bank Corp. (Banks)	3,260	88,737
Infinity Property & Casualty Corp. (Insurance)	1,956	70,670
Informatica Corp.* (Software)	6,194	111,616
Infospace, Inc. (Internet)	3,260	61,288
Ingles Markets, Inc.—Class A (Food)	1,956	49,663
Innospec, Inc. (Chemicals)	2,608	44,753
Insight Enterprises, Inc.* (Retail)	3,912	71,355
Insituform Technologies, Inc.—Class A* (Engineering & Construction)	3,260	48,248
Integra Bank Corp. (Banks)	4,890	68,998
Interactive Brokers Group, Inc.—Class A* (Diversified Financial Services)	3,260	105,363
InterDigital, Inc.* (Telecommunications)	3,260	76,056
Interface, Inc.—Class A (Office Furnishings)	4,564	74,484
Interline Brands, Inc.* (Building Materials)	2,608	57,141
Intermec, Inc.* (Machinery-Diversified)	4,238	86,074
InterMune, Inc.* (Biotechnology)	2,282	30,419
Internap Network Services Corp.* (Internet)	3,912	32,587
International Coal Group, Inc.* (Coal)	10,432	55,916
Interwoven, Inc.* (Internet)	4,890	69,536
inVentiv Health, Inc.* (Advertising)	2,282	70,651
Inverness Medical Innovations, Inc.* (Healthcare-Products)	2,934	164,832
ION Geophysical Corp.* (Oil & Gas Services)	4,890	77,164
IPC Holdings, Ltd.ADR (Insurance)	4,238	122,351
iPCS, Inc. (Telecommunications)	2,282	82,129
Isis Pharmaceuticals, Inc.* (Pharmaceuticals)	7,172	112,959
ITC Holdings Corp. (Electric)	3,260	183,929
Itron, Inc.* (Electronics)	1,956	187,717
J. Crew Group, Inc.* (Retail)	2,282	110,015
j2 Global Communications, Inc.* (Internet)	3,586	75,916
Jack Henry & Associates, Inc. (Computers)	4,890	119,023
Jack in the Box, Inc.* (Retail)	3,912	100,812
Jackson Hewitt Tax Service, Inc. (Commercial Services)	2,608	82,804
JAKKS Pacific, Inc.* (Toys/Games/Hobbies)	2,608	61,575
Jamba, Inc.* (Retail)	6,520	24,124
Jer Investors Trust, Inc. (REIT)	5,216	56,176
JetBlue Airways Corp.* (Airlines)	10,432	61,549
Jo-Ann Stores, Inc.* (Retail)	1,956	25,584
Jos. A. Bank Clothiers, Inc.* (Retail)	1,630	46,374
K-V Pharmaceutical Co.* (Pharmaceuticals)	2,934	83,736
Kadant, Inc.* (Machinery-Diversified)	2,282	67,707
Kaiser Aluminum Corp. (Mining)	978	77,731
Kaman Corp. (Aerospace/Defense)	2,608	96,000
Kaydon Corp. (Metal Fabricate/Hardware)	1,956	106,680
KBW, Inc.* (Diversified Financial Services)	2,282	58,396
KEMET Corp.* (Electronics)	8,802	58,357
Kenexa Corp.* (Commercial Services)	1,956	37,986
Kindred Healthcare, Inc.* (Healthcare-Services)	1,956	48,861
KNBT Bancorp, Inc. (Savings & Loans)	7,498	115,619
Knight Capital Group, Inc.—Class A* (Diversified Financial Services)	6,846	98,582
Knight Transportation, Inc. (Transportation)	4,564	67,593
Knightsbridge Tankers, Ltd.ADR (Transportation)	2,608	62,983
Knoll, Inc. (Office Furnishings)	3,586	58,918
Korn/Ferry International* (Commercial Services)	3,260	61,353
Kulicke & Soffa Industries, Inc.* (Semiconductors)	6,520	44,727
L-1 Identity Solutions, Inc.* (Electronics)	4,238	76,072
Laclede Group, Inc. (Gas)	4,564	156,271
Lance, Inc. (Food)	3,260	66,569
LandAmerica Financial Group, Inc. (Insurance)	978	32,714

See accompanying notes to the financial statements.
20

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued

	Shares	Value

Landauer, Inc. (Commercial Services)	1,956	$101,419
LaSalle Hotel Properties (REIT)	2,934	93,595
Lattice Semiconductor Corp.* (Semiconductors)	12,062	39,202
Lawson Software, Inc.* (Software)	9,454	96,809
Layne Christensen Co.* (Engineering & Construction)	1,630	80,212
LCA-Vision, Inc. (Healthcare-Products)	1,630	32,551
Leapfrog Enterprises, Inc.* (Toys/Games/Hobbies)	5,868	39,492
Lear Corp.* (Auto Parts & Equipment)	4,564	126,240
Lee Enterprises, Inc. (Media)	3,912	57,311
Life Time Fitness, Inc.* (Leisure Time)	1,956	97,174
LifeCell Corp.* (Biotechnology)	2,608	112,431
Ligand Pharmaceuticals, Inc.—Class B (Pharmaceuticals)	8,476	40,939
Lin TV Corp.—Class A* (Media)	2,934	35,707
Littelfuse, Inc.* (Electrical Components & Equipment)	1,956	64,470
Live Nation, Inc.* (Commercial Services)	4,238	61,536
LKQ Corp.* (Distribution/Wholesale)	7,824	164,460
LodgeNet Entertainment Corp.* (Media)	2,282	39,798
Longs Drug Stores Corp. (Retail)	1,956	91,932
LoopNet, Inc.* (Internet)	2,934	41,223
LTC Properties, Inc. (REIT)	4,564	114,328
Luminex Corp.* (Healthcare-Products)	4,890	79,414
M &F Worldwide Corp.* (Food)	978	52,665
Macrovision Corp.* (Entertainment)	3,586	65,731
Magellan Health Services, Inc.* (Healthcare-Services)	2,608	121,611
Maguire Properties, Inc. (REIT)	2,934	86,465
Manhattan Associates, Inc.* (Computers)	2,608	68,747
MannKind Corp.* (Pharmaceuticals)	4,238	33,734
Mariner Energy, Inc.* (Oil & Gas)	5,542	126,801
Martek Biosciences Corp.* (Biotechnology)	3,260	96,431
Marvel Entertainment, Inc.* (Toys/Games/Hobbies)	3,912	104,490
MasTec, Inc.* (Telecommunications)	4,238	43,100
Matria Healthcare, Inc.* (Healthcare-Services)	1,956	46,494
Matrix Service Co.* (Oil & Gas Services)	2,282	49,793
Matthews International Corp.—Class A (Miscellaneous Manufacturing)	2,608	122,237
Mattson Technology, Inc.* (Semiconductors)	6,194	53,021
Max Capital Group, Ltd.ADR (Insurance)	4,564	127,746
MAXIMUS, Inc. (Commercial Services)	1,630	62,934
McCormick & Schmick’s Seafood Restaurants, Inc.* (Retail)	3,260	38,892
MCG Capital Corp. (Investment Companies)	5,868	68,010
McGrath Rentcorp (Commercial Services)	2,608	67,156
Medarex, Inc.* (Pharmaceuticals)	8,150	84,923
Mediacom Communications Corp.—Class A* (Media)	7,172	32,919
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	3,586	93,128
Mentor Corp. (Healthcare-Products)	2,608	101,973
Mentor Graphics Corp.* (Computers)	6,194	66,771
Meridian Bioscience, Inc. (Healthcare-Products)	3,586	107,867
Meritage Homes Corp.* (Home Builders)	1,956	28,499
Metal Management, Inc. (Environmental Control)	1,630	74,214
Methode Electronics, Inc. (Electronics)	4,238	69,673
MGE Energy, Inc. (Electric)	3,586	127,195
MGI Pharma, Inc.* (Pharmaceuticals)	5,216	211,404
Micros Systems, Inc.* (Computers)	2,608	182,977
Microsemi Corp.* (Semiconductors)	4,890	108,265
MicroStrategy, Inc.—Class A* (Software)	652	62,005
Midas, Inc.* (Commercial Services)	3,260	47,792
MKS Instruments, Inc.* (Semiconductors)	3,586	68,636
Mobile Mini, Inc.* (Storage/Warehousing)	2,934	54,396
Monaco Coach Corp. (Home Builders)	4,564	40,528
Monarch Casino & Resort, Inc.* (Lodging)	2,282	54,951
Montpelier Re Holdings, Ltd.ADR (Insurance)	7,172	121,996
Moog, Inc.—Class A* (Aerospace/Defense)	2,608	119,472
MPS Group, Inc.* (Commercial Services)	7,172	78,462
MSC.Software Corp.* (Software)	4,890	63,521
Mueller Industries, Inc. (Metal Fabricate/Hardware)	2,934	85,057
Mueller Water Products, Inc.—Class A (Metal Fabricate/Hardware)	8,476	80,692
MVC Capital, Inc. (Investment Companies)	3,586	57,878
Myriad Genetics, Inc.* (Biotechnology)	2,934	136,196
Nara Bancorp, Inc. (Banks)	5,216	60,871
Nash Finch Co. (Food)	1,304	46,005
NATCO Group, Inc.—Class A* (Oil & Gas Services)	1,630	88,265
National CineMedia, Inc. (Entertainment)	3,586	90,403
National Financial Partners (Diversified Financial Services)	2,608	118,951
Nationwide Health Properties, Inc. (REIT)	5,542	174,019
NCI Building Systems, Inc.* (Building Materials)	1,630	46,928
Nektar Therapeutics* (Biotechnology)	6,846	45,937
Net 1 UEPS Technologies, Inc.* (Commercial Services)	2,934	86,142
Netflix, Inc.* (Internet)	3,586	95,459
NETGEAR, Inc.* (Telecommunications)	2,608	93,027
NewAlliance Bancshares, Inc. (Savings & Loans)	8,150	93,888
NGP Capital Resources Co. (Investment Companies)	4,890	76,431
Nicor, Inc. (Gas)	2,934	124,255
Nordson Corp. (Machinery-Diversified)	2,282	132,265
North Pittsburgh Systems, Inc. (Telecommunications)	3,260	73,969
NorthStar Realty Finance Corp. (REIT)	6,520	58,158
Novatel Wireless, Inc.* (Telecommunications)	2,282	36,968
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	2,608	36,199
NTELOS Holdings Corp. (Telecommunications)	2,608	77,432
Nuance Communications, Inc.* (Software)	8,150	152,242
NuVasive, Inc.* (Healthcare-Products)	3,260	128,835
O’Charley’s, Inc. (Retail)	3,912	58,602
Oil States International, Inc.* (Oil & Gas Services)	2,934	100,108
Old Dominion Freight Line, Inc.* (Transportation)	2,608	60,271
Olin Corp. (Chemicals)	5,216	100,825
OM Group, Inc.* (Chemicals)	1,956	112,548
OMEGA Healthcare Investors, Inc. (REIT)	6,846	109,878
Omnicell, Inc.* (Software)	3,260	87,792
OmniVision Technologies, Inc.* (Semiconductors)	4,238	66,325
ON Semiconductor Corp.* (Semiconductors)	14,344	127,375
Onyx Pharmaceuticals, Inc.* (Pharmaceuticals)	3,260	181,321
optionsXpress Holdings, Inc. (Diversified Financial Services)	3,260	110,253
OraSure Technologies, Inc.* (Healthcare-Products)	8,802	78,250
Orbital Sciences Corp.* (Aerospace/Defense)	4,238	103,916
Orthofix International N.V.ADR* (Healthcare-Products)	1,630	94,491
OSI Pharmaceuticals, Inc.* (Pharmaceuticals)	3,912	189,771
OSI Systems, Inc.* (Electronics)	2,282	60,405
Owens & Minor, Inc. (Distribution/Wholesale)	2,934	124,490
P.F. Chang’s China Bistro, Inc.* (Retail)	2,282	52,121
Pacer International, Inc. (Transportation)	3,260	47,596
Pacific Sunwear of California, Inc.* (Retail)	4,564	64,398
PAETEC Holding Corp.* (Telecommunications)	6,194	60,392
Palm, Inc. (Computers)	6,520	41,337
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	2,608	62,592
Parallel Petroleum Corp.* (Oil & Gas)	3,260	57,474
Parametric Technology Corp.* (Software)	6,846	122,201

See accompanying notes to the financial statements.
21

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued

	Shares	Value

PAREXEL International Corp.* (Commercial Services)	1,956	$94,475
Parker Drilling Co.* (Oil & Gas)	7,824	59,071
Peet’s Coffee & Tea, Inc.* (Beverages)	3,260	94,768
Penn Virginia Corp. (Oil & Gas)	2,282	99,564
Performance Food Group Co.* (Food)	2,934	78,837
Perini Corp.* (Engineering & Construction)	1,630	67,515
Perot Systems Corp.—Class A* (Computers)	5,542	74,817
Perrigo Co. (Pharmaceuticals)	5,542	194,025
Petrohawk Energy Corp.* (Oil & Gas)	10,106	174,935
PetroQuest Energy, Inc.* (Oil & Gas)	4,238	60,603
Pharmion Corp.* (Pharmaceuticals)	1,956	122,954
Phase Forward, Inc.* (Software)	3,912	85,086
PHH Corp.* (Commercial Services)	3,586	63,257
PHI, Inc.* (Transportation)	2,608	80,900
Pier 1 Imports, Inc.* (Retail)	8,150	42,625
Pilgrim’s Pride Corp. (Food)	2,608	75,502
Pinnacle Entertainment, Inc.* (Entertainment)	3,912	92,167
Pinnacle Financial Partners, Inc.* (Banks)	3,912	99,443
Piper Jaffray* (Diversified Financial Services)	1,630	75,502
Plantronics, Inc. (Telecommunications)	3,260	84,760
Platinum Underwriters Holdings, Ltd.ADR (Insurance)	3,912	139,111
Plexus Corp.* (Electronics)	3,260	85,608
PMA Capital Corp.—Class A* (Insurance)	7,824	64,313
PMC-Sierra, Inc.* (Semiconductors)	14,344	93,810
PNM Resources, Inc. (Electric)	5,216	111,883
Polaris Industries, Inc. (Leisure Time)	2,608	124,584
Polycom, Inc.* (Telecommunications)	5,216	144,900
PolyOne Corp.* (Chemicals)	9,128	60,062
Portfolio Recovery Associates, Inc. (Diversified Financial Services)	1,304	51,730
Post Properties, Inc. (REIT)	2,608	91,593
Potlatch Corp. (Forest Products & Paper)	2,934	130,387
Powerwave Technologies, Inc.* (Telecommunications)	10,432	42,041
Preferred Bank (Banks)	2,608	67,860
Presidential Life Corp. (Insurance)	4,238	74,207
Priceline.com, Inc.* (Internet)	2,282	262,111
PRIMEDIA, Inc. (Media)	3,586	30,481
ProAssurance Corp.* (Insurance)	2,282	125,327
Progress Software Corp.* (Software)	2,934	98,817
Prospect Capital Corp. (Investment Companies)	4,238	55,306
Provident New York Bancorp (Savings & Loans)	7,498	96,874
PSS World Medical, Inc.* (Healthcare-Products)	4,890	95,697
Psychiatric Solutions, Inc.* (Healthcare-Services)	3,586	116,545
Quanex Corp. (Metal Fabricate/Hardware)	2,282	118,436
Quantum Corp.* (Computers)	20,212	54,370
Quest Software, Inc.* (Software)	4,890	90,172
Quiksilver, Inc.* (Apparel)	8,150	69,927
RAIT Financial Trust (REIT)	4,238	36,532
Ralcorp Holdings, Inc.* (Food)	1,956	118,905
Raven Industries, Inc. (Miscellaneous Manufacturing)	1,956	75,091
RBC Bearings, Inc.* (Metal Fabricate/Hardware)	1,956	85,008
RC2 Corp.* (Toys/Games/Hobbies)	1,956	54,905
RealNetworks, Inc.* (Internet)	8,476	51,619
Realty Income Corp. (REIT)	6,520	176,170
Red Robin Gourmet Burgers, Inc.* (Retail)	1,956	62,572
Reddy Ice Holdings, Inc. (Miscellaneous Manufacturing)	2,934	74,260
Regal-Beloit Corp. (Hand/Machine Tools)	1,956	87,922
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	4,564	110,221
Regis Corp. (Retail)	2,934	82,035
Renasant Corp. (Banks)	3,912	84,382
Rent-A-Center, Inc.* (Commercial Services)	4,564	66,269
Resource Capital Corp. (REIT)	5,216	48,561
Resources Connection, Inc. (Commercial Services)	3,260	59,202
RF Micro Devices, Inc.* (Telecommunications)	13,040	74,458
Rimage Corp.* (Computers)	2,282	59,218
Robbins & Myers, Inc. (Machinery-Diversified)	1,304	98,622
Rock-Tenn Co.—Class A (Forest Products & Paper)	2,608	66,269
Rofin-Sinar Technologies, Inc.* (Electronics)	2,608	125,471
Rosetta Resources, Inc.* (Oil & Gas)	3,912	77,575
RTI International Metals, Inc.* (Mining)	1,304	89,885
Rudolph Technologies, Inc.* (Semiconductors)	3,912	44,284
Rush Enterprises, Inc.* (Retail)	4,238	77,047
Russ Berrie and Co., Inc.* (Household Products/Wares)	3,586	58,667
SAIC, Inc.* (Commercial Services)	6,194	124,623
Sally Beauty Holdings, Inc.* (Retail)	6,846	61,956
Sanderson Farms, Inc. (Food)	1,630	55,061
Sandy Spring Bancorp, Inc. (Banks)	3,260	90,693
Sapient Corp.* (Internet)	7,824	68,929
Savient Pharmaceuticals, Inc.* (Biotechnology)	4,564	104,835
SAVVIS, Inc.* (Telecommunications)	1,956	54,592
ScanSource, Inc.* (Distribution/Wholesale)	2,608	84,369
Schnitzer Steel Industries, Inc.—Class A (Iron/Steel)	1,630	112,682
Scholastic Corp.* (Media)	2,934	102,367
Schweitzer-Mauduit International, Inc. (Forest Products & Paper)	2,608	67,573
Sciele Pharma, Inc.* (Pharmaceuticals)	2,934	60,000
Seabright Insurance Holdings* (Insurance)	4,564	68,825
Seacoast Banking Corp. of Florida (Banks)	4,238	43,567
Security Bank Corp. (Banks)	4,564	41,715
Select Comfort Corp.* (Retail)	3,912	27,423
Selective Insurance Group, Inc. (Insurance)	4,564	104,926
Semtech Corp.* (Semiconductors)	5,542	86,012
Senior Housing Properties Trust (REIT)	5,868	133,086
Senomyx, Inc.* (Commercial Services)	4,238	31,743
Signature Bank* (Banks)	2,608	88,020
Silgan Holdings, Inc. (Packaging & Containers)	1,630	84,662
Silicon Image, Inc.* (Semiconductors)	7,498	33,891
Sinclair Broadcast Group, Inc.—Class A (Media)	4,890	40,147
SiRF Technology Holdings, Inc.* (Semiconductors)	3,586	90,116
Skilled Healthcare Group, Inc.—Class A* (Healthcare-Services)	4,238	62,002
SkyWest, Inc. (Airlines)	3,912	105,037
Skyworks Solutions, Inc.* (Semiconductors)	11,410	96,985
Smart Modular Technologies (WWH), Inc.ADR* (Computers)	3,912	39,824
Sohu.com, Inc.* (Internet)	2,282	124,415
Sonic Corp.* (Retail)	4,890	107,091
SONICWALL, Inc.* (Internet)	7,498	80,379
SonoSite, Inc.* (Healthcare-Products)	2,282	76,835
Sonus Networks, Inc.* (Telecommunications)	15,648	91,228
Sotheby’s (Commercial Services)	3,912	149,047
Southwest Bancorp, Inc. (Banks)	3,912	71,707
Spansion, Inc.—Class A* (Semiconductors)	6,520	25,624
Spartan Motors, Inc. (Auto Parts & Equipment)	2,934	22,416
Spartan Stores, Inc. (Food)	2,282	52,144
Spartech Corp. (Chemicals)	2,608	36,773
Spherion Corp.* (Commercial Services)	6,846	49,839
SPSS, Inc.* (Software)	1,630	58,533
Stage Stores, Inc. (Retail)	3,586	53,073
Standard Microsystems Corp.* (Semiconductors)	2,282	89,158
Standard Pacific Corp. (Home Builders)	4,564	15,289
Standex International Corp. (Miscellaneous Manufacturing)	3,586	62,576
Steiner Leisure, Ltd.ADR* (Commercial Services)	1,630	71,981

See accompanying notes to the financial statements.
22

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued
	Shares	Value

STERIS Corp. (Healthcare-Products)	4,238	$122,224
Sterling Financial Corp. (Savings & Loans)	3,912	65,682
Steven Madden, Ltd.* (Apparel)	2,282	45,640
Stewart Enterprises, Inc.—Class A (Commercial Services)	9,454	84,141
Stifel Financial Corp.* (Diversified Financial Services)	1,304	68,551
Stone Energy Corp.* (Oil & Gas)	2,282	107,049
Strategic Hotels & Resorts, Inc. (REIT)	5,216	87,264
Strayer Education, Inc. (Commercial Services)	978	166,827
Suffolk Bancorp (Banks)	2,934	90,103
Sunrise Assisted Living, Inc.* (Healthcare-Services)	2,934	90,015
Sunstone Hotel Investors, Inc. (REIT)	4,564	83,476
Superior Bancorp* (Banks)	9,780	52,519
Superior Essex, Inc.* (Electrical Components & Equipment)	1,956	46,944
SureWest Communications (Telecommunications)	2,608	44,597
Swift Energy Co.* (Oil & Gas)	1,956	86,279
Sybase, Inc.* (Software)	5,216	136,085
Symmetricom, Inc.* (Telecommunications)	7,498	35,316
Synaptics, Inc.* (Computers)	1,956	80,509
Take-Two Interactive Software, Inc.* (Software)	4,890	90,221
Taser International, Inc.* (Electronics)	5,216	75,058
Technitrol, Inc. (Electronics)	2,934	83,854
Tekelec* (Telecommunications)	4,564	57,050
Teledyne Technologies, Inc.* (Aerospace/Defense)	2,282	121,699
TeleTech Holdings, Inc.* (Commercial Services)	2,608	55,472
Tempur-Pedic International, Inc. (Home Furnishings)	4,890	126,993
Tenneco Automotive, Inc.* (Auto Parts & Equipment)	3,260	84,988
Terra Industries, Inc.* (Chemicals)	5,868	280,256
Tessera Technologies, Inc.* (Semiconductors)	2,934	122,054
Tetra Tech, Inc.* (Environmental Control)	4,238	91,117
Texas Capital Bancshares, Inc.* (Banks)	3,912	71,394
Texas Industries, Inc. (Building Materials)	1,630	114,263
The Children’s Place Retail Stores, Inc.* (Retail)	1,630	42,266
The Commerce Group, Inc. (Insurance)	3,586	129,024
The Genlyte Group, Inc.* (Building Materials)	1,630	155,176
The Geo Group, Inc.* (Commercial Services)	3,586	100,408
The Gymboree Corp.* (Apparel)	2,282	69,510
The Hain Celestial Group, Inc.* (Food)	3,260	104,320
The Medicines Co.* (Pharmaceuticals)	3,912	74,954
The Men’s Wearhouse, Inc. (Retail)	3,260	87,955
The Middleby Corp.* (Machinery-Diversified)	1,304	99,912
The Pantry, Inc.* (Retail)	1,630	42,592
The Pep Boys-Manny, Moe & Jack (Retail)	3,260	37,425
The Phoenix Cos., Inc. (Insurance)	8,476	100,610
The Spectranetics Corp.* (Healthcare-Products)	5,868	89,956
The Steak n Shake Co.* (Retail)	5,542	60,408
The Timberland Co.—Class A* (Apparel)	3,586	64,835
The TriZetto Group, Inc.* (Internet)	3,912	67,951
The Ultimate Software Group, Inc.* (Software)	2,608	82,074
The Warnaco Group, Inc.* (Apparel)	3,260	113,448
Thoratec Corp.* (Healthcare-Products)	4,238	77,089
THQ, Inc.* (Software)	3,912	110,279
Tibco Software, Inc.* (Internet)	13,040	105,233
TICC Capital Corp. (Investment Companies)	5,542	51,153
TierOne Corp. (Savings & Loans)	2,282	50,546
Time Warner Telecom, Inc.—Class A* (Telecommunications)	8,476	171,978
Titan International, Inc. (Auto Parts & Equipment)	1,956	61,145
TiVo, Inc.* (Home Furnishings)	10,432	87,003
TNS, Inc. (Commercial Services)	5,216	92,584
TreeHouse Foods, Inc.* (Food)	2,934	67,453
Triarc Cos., Inc. (Retail)	5,542	48,548
TriCo Bancshares (Banks)	3,912	75,502
Trident Microsystems, Inc.* (Software)	3,912	25,663
TriQuint Semiconductor, Inc.* (Semiconductors)	14,018	92,939
Tronox, Inc.—Class B (Chemicals)	4,890	42,299
TrueBlue, Inc.* (Commercial Services)	3,586	51,925
Trump Entertainment Resorts, Inc.* (Lodging)	3,912	16,822
TrustCo Bank Corp. NY (Banks)	13,040	129,357
Tupperware Corp. (Household Products/Wares)	4,238	139,981
Tween Brands, Inc.* (Retail)	1,956	51,795
TXCO Resources, Inc.* (Oil & Gas)	5,216	62,905
UAP Holding Corp. (Chemicals)	3,912	151,003
UCBH Holdings, Inc. (Banks)	6,846	96,939
UIL Holdings Corp. (Electric)	2,934	108,411
Under Armour, Inc.—Class A* (Retail)	1,630	71,182
United America Indemnity, Ltd.—Class A* (Insurance)	3,912	77,927
United Natural Foods, Inc.* (Food)	3,260	103,407
United Online, Inc. (Internet)	5,868	69,360
United Stationers, Inc.* (Distribution/Wholesale)	1,630	75,322
United Therapeutics Corp.* (Pharmaceuticals)	1,630	159,169
Universal American Financial Corp.* (Insurance)	4,238	108,450
Universal Corp. (Agriculture)	1,630	83,489
Universal Health Realty Income Trust (REIT)	3,260	115,534
Urstadt Biddle Properties—Class A (REIT)	5,868	90,954
USA Mobility, Inc. (Telecommunications)	2,608	37,294
USEC, Inc.* (Mining)	5,542	49,878
UTStarcom, Inc.* (Telecommunications)	10,432	28,688
Vail Resorts, Inc.* (Entertainment)	1,956	105,252
Valassis Communications, Inc.* (Commercial Services)	3,912	45,731
Valeant Pharmaceuticals International* (Pharmaceuticals)	6,194	74,142
Valmont Industries, Inc. (Metal Fabricate/Hardware)	1,304	116,212
ValueClick, Inc.* (Internet)	6,194	135,649
Varian, Inc.* (Electronics)	1,956	127,727
Veeco Instruments, Inc.* (Semiconductors)	3,912	65,330
Ventana Medical Systems, Inc.* (Healthcare-Products)	1,956	170,622
Viad Corp. (Commercial Services)	1,956	61,770
ViaSat, Inc.* (Telecommunications)	2,282	78,569
Vignette Corp.* (Internet)	3,912	57,154
ViroPharma, Inc.* (Pharmaceuticals)	5,216	41,415
VistaPrint, Ltd.ADR* (Commercial Services)	2,934	125,722
Visteon Corp.* (Auto Parts & Equipment)	9,780	42,934
Volcom, Inc.* (Apparel)	1,304	28,727
W-H Energy Services, Inc.* (Oil & Gas Services)	1,956	109,947
W.R. Grace & Co.* (Chemicals)	4,564	119,486
Wabtec Corp. (Machinery-Diversified)	3,260	112,274
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	5,216	188,245
Walter Industries, Inc. (Holding Companies-Diversified)	3,586	128,845
Warren Resources, Inc.* (Oil & Gas)	5,542	78,308
Watsco, Inc. (Distribution/Wholesale)	1,630	59,919
Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	2,608	121,037
Watts Water Technologies, Inc.—Class A (Electronics)	2,282	68,004
WD-40 Co. (Household Products/Wares)	2,608	99,026
Websense, Inc.* (Internet)	3,260	55,355
West Coast Bancorp (Banks)	3,586	66,341
West Pharmaceutical Services, Inc. (Healthcare-Products)	2,282	92,626
Westar Energy, Inc. (Electric)	6,194	160,672
Whiting Petroleum Corp.* (Oil & Gas)	2,282	131,580
Willbros Group, Inc.ADR* (Oil & Gas Services)	2,282	87,378
Wind River Systems, Inc.* (Software)	6,520	58,224

See accompanying notes to the financial statements.
23

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued
	Shares	Value

Winn-Dixie Stores, Inc.* (Food)	2,282	$38,497
Winnebago Industries, Inc. (Home Builders)	2,608	54,820
Winthrop Realty Trust (REIT)	14,344	75,880
WMS Industries, Inc.* (Leisure Time)	3,260	119,446
Wolverine World Wide, Inc. (Apparel)	3,912	95,922
Woodward Governor Co. (Electronics)	1,956	132,910
World Acceptance Corp.* (Diversified Financial Services)	1,630	43,977
World Fuel Services Corp. (Retail)	1,956	56,783
Worthington Industries, Inc. (Metal Fabricate/Hardware)	4,564	81,604
Wright Express Corp.* (Commercial Services)	2,934	104,128
Wright Medical Group, Inc.* (Healthcare-Products)	3,260	95,094
WSFS Financial Corp. (Savings & Loans)	1,630	81,826
XenoPort, Inc.* (Pharmaceuticals)	1,630	91,084
Zale Corp.* (Retail)	3,260	52,356
Zenith National Insurance Corp. (Insurance)	2,608	116,656
Zoltek Cos., Inc.* (Chemicals)	1,630	69,878
Zoran Corp.* (Semiconductors)	3,912	88,059
Zumiez, Inc.* (Retail)	1,630	39,707
Zymogenetics, Inc.* (Pharmaceuticals)	4,564	53,262

TOTAL COMMON STOCKS (Cost $59,739,333)		65,949,707

Repurchase Agreements (3.5%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $663,151 (Collateralized by $680,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $682,534)	$663,000	663,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $1,758,405 (Collateralized by $1,654,000 Federal National Mortgage Association, 7.125%, 6/15/10, market value $1,795,362)	1,758,000	1,758,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,421,000)		2,421,000

TOTAL INVESTMENT SECURITIES (Cost $62,160,333)—99.8%		68,370,707
Net other assets (liabilities)—0.2%		154,651

NET ASSETS—100.0%		$68,525,358

*	Non-income producing security
+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
ADR	American Depositary Receipt

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

Russell 2000 Futures Contract expiring March 2008 (Underlying face amount at value$2,693,250)	7	$(23,132)

Futures Contracts Sold
E-Mini Russell 2000 Futures Contract expiring March 2008 (Underlying face amount at value $2,693,250)	35	(89,251)

Swap Agreements
	Notional Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/08	$1,611,914	$(13,914)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/08	801,971	(8,114)
ProFund VP Small-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.1%
Aerospace/Defense	1.2%
Aerospace/Defense Equipment	0.2%
Agriculture	0.1%
Airlines	0.5%
Apparel	1.2%
Auto Manufacturers	NM
Auto Parts & Equipment	0.9%
Banks	3.8%
Beverages	0.1%
Biotechnology	2.7%
Building Materials	0.8%
Chemicals	2.6%
Coal	0.3%
Commercial Services	6.5%
Computers	1.9%
Cosmetics/Personal Care	0.2%
Distribution/Wholesale	1.0%
Diversified Financial Services	2.1%
Electric	2.2%
Electrical Components & Equipment	1.1%
Electronics	3.5%
Energy-Alternate Sources	0.3%
Engineering & Construction	0.7%
Entertainment	0.9%
Environmental Control	0.4%
Food	1.7%
Forest Products & Paper	0.6%
Gas	0.6%
Hand/Machine Tools	0.2%
Healthcare-Products	3.4%
Healthcare-Services	1.8%
Holding Companies-Diversified	0.2%
Home Builders	0.4%
Home Furnishings	0.4%
Household Products/Wares	0.9%
Insurance	3.3%
Internet	3.5%
Investment Companies	0.8%
Iron/Steel	0.2%

See accompanying notes to the financial statements.
24

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Leisure Time	0.6%
Lodging	0.4%
Machinery-Construction & Mining	0.4%
Machinery-Diversified	1.4%
Media	0.9%
Metal Fabricate/Hardware	1.1%
Mining	1.0%
Miscellaneous Manufacturing	2.0%
Office Furnishings	0.4%
Office/Business Equipment	0.1%
Oil & Gas	3.4%
Oil & Gas Services	1.3%
Packaging & Containers	0.3%
Pharmaceuticals	4.3%
REIT	5.0%
Real Estate	0.1%
Retail	5.3%
Savings & Loans	1.1%
Semiconductors	3.0%
Software	3.9%
Storage/Warehousing	0.1%
Telecommunications	4.3%
Toys/Games/Hobbies	0.5%
Transportation	1.5%
Trucking & Leasing	0.1%
Water	0.5%
Other**	3.7%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.
25

PROFUNDS VP
ProFund VP Small-Cap

Statement of Assets and Liabilities

December 31, 2007

Assets:
Securities, at value (cost $59,739,333)	$65,949,707
Repurchase agreements, at cost	2,421,000

Total Investment Securities	68,370,707
Segregated cash balances with brokers for futures contracts	9
Dividends and interest receivable	91,620
Receivable for capital shares issued	419,476
Receivable for investments sold	262,116
Prepaid expenses	290

Total Assets	69,144,218

Liabilities:
Cash overdraft	154,049
Payable for capital shares redeemed	250,631
Unrealized loss on swap agreements	22,028
Advisory fees payable	45,804
Management services fees payable	6,107
Administration fees payable	1,912
Administrative services fees payable	50,035
Distribution fees payable	50,056
Trustee fees payable	12
Transfer agency fees payable	4,523
Fund accounting fees payable	2,952
Compliance services fees payable	1,592
Other accrued expenses	29,159

Total Liabilities	618,860

Net Assets	$68,525,358

Net Assets consist of:
Capital	$57,816,000
Accumulated net investment income (loss)	145,273
Accumulated net realized gains (losses) on investments	4,488,122
Net unrealized appreciation (depreciation) on investments	6,075,963

Net Assets	$68,525,358

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,231,496

Net Asset Value (offering and redemption price per share)	$30.71

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$989,108
Interest	623,190

Total Investment Income	1,612,298

Expenses:
Advisory fees	705,976
Management services fees	141,196
Administration fees	29,452
Transfer agency fees	32,275
Administrative services fees	234,745
Distribution fees	235,325
Custody fees	16,084
Fund accounting fees	48,679
Trustee fees	1,512
Compliance services fees	1,403
Other fees	67,445

Total Gross Expenses before reductions	1,514,092
Less Expenses reduced by the Advisor	(47,067)

Total Net Expenses	1,467,025

Net Investment Income (Loss)	145,273

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	7,291,818
Net realized gains (losses) on futures contracts	(1,418,873)
Net realized gains (losses) on swap agreements	(598,303)
Change in net unrealized appreciation/depreciation on investments	(8,054,073)

Net Realized and Unrealized Gains (Losses) on Investments	(2,779,431)

Change in Net Assets Resulting from Operations	$(2,634,158)

See accompanying notes to the financial statements.
26

PROFUNDS VP
ProFund VP Small-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2007	For the year ended December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$145,273	$574,522
Net realized gains (losses) on investments	5,274,642	11,307,871
Change in net unrealized appreciation/depreciation on investments	(8,054,073)	4,127,076

Change in net assets resulting from operations	(2,634,158)	16,009,469

Distributions to Shareholders From:
Net investment income	(574,522)	—
Net realized gains on investments	(11,157,328)	(1,937,600)

Change in net assets resulting from distributions	(11,731,850)	(1,937,600)

Capital Transactions:
Proceeds from shares issued	138,953,543	195,973,365
Dividends reinvested	11,731,850	1,937,600
Value of shares redeemed	(187,741,651)	(209,143,242)

Change in net assets resulting from capital transactions	(37,056,258)	(11,232,277)

Change in net assets	(51,422,266)	2,839,592
Net Assets:
Beginning of period	119,947,624	117,108,032

End of period	$68,525,358	$119,947,624

Accumulated net investment income (loss)	$145,273	$574,522

Share Transactions:
Issued	3,884,892	5,545,049
Reinvested	377,837	55,839
Redeemed	(5,251,852)	(5,934,020)

Change in shares	(989,123)	(333,132)

See accompanying notes to the financial statements.
27

PROFUNDS VP
ProFund VP Small-Cap

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$37.24	$32.95	$35.93	$31.62	$22.15

Investment Activities:
Net investment income (loss)(a)	0.06	0.17	— (b)	(0.14)	(0.14)
Net realized and unrealized gains (losses) on investments	(0.82)	4.65	1.04	5.37	9.61

Total income (loss) from investment activities	(0.76)	4.82	1.04	5.23	9.47

Distributions to Shareholders From:
Net investment income	(0.28)	—	—	—	—
Net realized gains on investments	(5.49)	(0.53)	(4.02)	(0.92)	—

Total distributions	(5.77)	(0.53)	(4.02)	(0.92)	—

Net Asset Value, End of Period	$30.71	$37.24	$32.95	$35.93	$31.62

Total Return	(2.21)%	14.75%	2.81%	16.74%	42.75%

Ratios to Average Net Assets:
Gross expenses	1.61%	1.59%	1.60%	1.61%	1.73%
Net expenses	1.56%	1.55%	1.60%	1.61%	1.73%
Net investment income (loss)	0.15%	0.47%	(0.01)%	(0.44)%	(0.52)%

Supplemental Data:
Net assets, end of period (000’s)	$68,525	$119,948	$117,108	$147,828	$127,335
Portfolio turnover rate(c)	40%	53%	67%	161%	189%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.
28

ProFund VP NASDAQ-100

The ProFund VP NASDAQ-100 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2007, the Fund had a total return of 17.62%, compared to a total return of 19.24%[1] for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.[2]

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Research in Motion (+166.24%), Apple Inc (+133.47%), and Google (+50.17%), while the bottom three performers in this group were Cisco Systems (–0.95%), Qualcomm (+5.52%), and eBay (+10.38%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP NASDAQ-100 from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP NASDAQ-100	1/22/01	17.62%	14.63%	–4.82%	1.67%	1.63%
NASDAQ-100 Index	1/22/01	19.24%	16.63%	–3.08%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
[1] The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2] 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

29

PROFUNDS VP
ProFund VP NASDAQ-100

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP NASDAQ-100 seeks daily investment results, before fees and expenses that correspond to the daily performance of the NASDAQ-100 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	99%
Futures Contracts	1%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Apple Computer, Inc.	13.6%
Microsoft Corp.	6.4%
Google, Inc.—Class A	5.6%
Qualcomm, Inc.	4.4%
Research In Motion, Ltd.	3.6%

NASDAQ-100 Index - Composition
% of Index

Technology	45%
Communications	28%
Consumer Non-Cyclical	14%
Consumer Cyclical	8%
Industrial	4%
Basic Materials	1%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP NASDAQ-100	December 31, 2007

Common Stocks (98.8%)
	Shares	Value

Activision, Inc.* (Software)	16,013	$475,586
Adobe Systems, Inc.* (Software)	34,655	1,480,808
Akamai Technologies, Inc.* (Internet)	9,799	339,045
Altera Corp. (Semiconductors)	29,158	563,333
Amazon.com, Inc.* (Internet)	16,969	1,572,008
Amgen, Inc.* (Biotechnology)	31,309	1,453,990
Amylin Pharmaceuticals, Inc.* (Pharmaceuticals)	8,126	300,662
Apollo Group, Inc.—Class A* (Commercial Services)	10,516	737,697
Apple Computer, Inc.* (Computers)	75,524	14,959,794
Applied Materials, Inc. (Semiconductors)	43,976	781,014
Autodesk, Inc.* (Software)	14,818	737,344
Baidu.com, Inc.* (Internet)	1,434	559,819
BEA Systems, Inc.ADR* (Software)	23,183	365,828
Bed Bath & Beyond, Inc.* (Retail)	21,988	646,227
Biogen Idec, Inc.* (Biotechnology)	19,598	1,115,518
Broadcom Corp.—Class A* (Semiconductors)	26,529	693,468
C.H. Robinson Worldwide, Inc. (Transportation)	10,277	556,191
Cadence Design Systems, Inc.* (Computers)	17,447	296,773
Celgene Corp.* (Biotechnology)	23,661	1,093,375
Cephalon, Inc.* (Pharmaceuticals)	4,063	291,561
Check Point Software Technologies, Ltd.ADR* (Internet)	13,623	299,161
Cintas Corp. (Textiles)	11,711	393,724
Cisco Systems, Inc.* (Telecommunications)	133,840	3,623,049
Citrix Systems, Inc.* (Software)	13,862	526,895
Cognizant Technology Solutions Corp.* (Computers)	17,447	592,151
Comcast Corp.—Special Class A* (Media)	89,864	1,640,917
Costco Wholesale Corp. (Retail)	14,101	983,686
Dell, Inc.* (Computers)	50,907	1,247,731
DENTSPLY International, Inc. (Healthcare-Products)	9,082	408,872
Discovery Holding Co.—Class A* (Media)	14,818	372,525
eBay, Inc.* (Internet)	62,379	2,070,359
EchoStar Communications Corp.—Class A* (Media)	13,384	504,844
Electronic Arts, Inc.* (Software)	19,598	1,144,719
Expedia, Inc.* (Internet)	17,208	544,117
Expeditors International of Washington, Inc. (Transportation)	12,906	576,640
Express Scripts, Inc.* (Pharmaceuticals)	13,862	1,011,926
Fastenal Co. (Distribution/Wholesale)	8,843	357,434
Fiserv, Inc.* (Software)	12,667	702,892
Flextronics International, Ltd.ADR* (Electronics)	55,687	671,585
Focus Media Holding, Ltd.ADR* (Advertising)	6,692	380,173
Foster Wheeler, Ltd.ADR* (Engineering & Construction)	4,541	703,946
Garmin, Ltd.ADR (Electronics)	12,428	1,205,516
Genzyme Corp.* (Biotechnology)	20,554	1,530,040
Gilead Sciences, Inc.* (Pharmaceuticals)	56,643	2,606,144
Google, Inc.—Class A* (Internet)	8,843	6,114,758
Hansen Natural Corp.* (Beverages)	5,736	254,047
Henry Schein, Inc.* (Healthcare-Products)	5,497	337,516
Hologic, Inc.* (Healthcare-Products)	8,126	557,769
IAC/InterActiveCorp* (Internet)	18,164	488,975
Infosys Technologies, Ltd.ADR (Software)	6,931	314,390
Intel Corp. (Semiconductors)	126,431	3,370,650
Intuit, Inc.* (Software)	25,812	815,917
Intuitive Surgical, Inc.* (Healthcare-Products)	2,390	775,555
Joy Global, Inc. (Machinery-Construction & Mining)	6,453	424,736
Juniper Networks, Inc.* (Telecommunications)	21,271	706,197
KLA-Tencor Corp. (Semiconductors)	13,623	656,084
Lam Research Corp.* (Semiconductors)	7,887	340,955
Lamar Advertising Co. (Advertising)	4,780	229,775
Leap Wireless International, Inc.* (Telecommunications)	4,302	200,645
Level 3 Communications, Inc.* (Telecommunications)	92,493	281,179
Liberty Global, Inc.—Class A* (Media)	11,711	458,954
Liberty Media Holding Corp.—Interactive Series A* (Internet)	34,416	656,657
Linear Technology Corp. (Semiconductors)	18,403	585,767
Logitech International SAADR* (Computers)	10,994	402,820
Marvell Technology Group, Ltd.ADR* (Semiconductors)	34,894	487,818
Microchip Technology, Inc. (Semiconductors)	10,994	345,431
Microsoft Corp. (Software)	198,848	7,078,989
Millicom International Cellular SAADR* (Telecommunications)	5,975	704,692
Monster Worldwide, Inc.* (Internet)	8,126	263,282
Network Appliance, Inc.* (Computers)	22,227	554,786
NII Holdings, Inc.—Class B* (Telecommunications)	10,516	508,133
NVIDIA Corp.* (Semiconductors)	33,699	1,146,440
Oracle Corp.* (Software)	131,928	2,978,934

See accompanying notes to the financial statements.

30

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP NASDAQ-100	December 31, 2007

Common Stocks, continued
	Shares	Value

PACCAR, Inc. (Auto Manufacturers)	25,573	$1,393,217
Patterson Cos., Inc.* (Healthcare-Products)	8,365	283,992
Paychex, Inc. (Commercial Services)	21,988	796,405
Petsmart, Inc. (Retail)	7,887	185,581
Qualcomm, Inc. (Telecommunications)	121,890	4,796,372
Research In Motion, Ltd.ADR* (Computers)	34,655	3,929,877
Ryanair Holdings PLCADR* (Airlines)	7,170	282,785
SanDisk Corp.* (Computers)	12,906	428,092
Sears Holdings Corp.* (Retail)	8,843	902,428
Sigma-Aldrich Corp. (Chemicals)	7,648	417,581
Sirius Satellite Radio, Inc.* (Media)	98,229	297,634
Staples, Inc. (Retail)	29,397	678,189
Starbucks Corp.* (Retail)	62,857	1,286,683
Steel Dynamics, Inc. (Iron/Steel)	6,214	370,168
Stericycle, Inc.* (Environmental Control)	5,736	340,718
Sun Microsystems, Inc.* (Computers)	22,227	402,976
Symantec Corp.* (Internet)	55,926	902,646
Tellabs, Inc.* (Telecommunications)	15,535	101,599
Teva Pharmaceutical Industries, Ltd.ADR (Pharmaceuticals)	38,240	1,777,395
UAL Corp.* (Airlines)	6,692	238,637
VeriSign, Inc.* (Internet)	12,906	485,395
Vertex Pharmaceuticals, Inc.* (Biotechnology)	8,604	199,871
Virgin Media, Inc. (Telecommunications)	21,988	376,874
Whole Foods Market, Inc. (Food)	8,365	341,292
Wynn Resorts, Ltd. (Lodging)	7,648	857,570
Xilinx, Inc. (Semiconductors)	24,139	527,920
Yahoo!, Inc.* (Internet)	39,674	922,817

TOTAL COMMON STOCKS
(Cost $75,045,914)		108,685,652

Repurchase Agreements (1.4%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $414,094 (Collateralized by $425,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $426,584)	$414,000	414,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $1,096,253 (Collateralized by $1,030,000 Federal National Mortgage Association, 7.125%, 6/15/10, market value $1,118,031)	1,096,000	1,096,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,510,000)		1,510,000

TOTAL INVESTMENT SECURITIES
(Cost $76,555,914)—100.2%		110,195,652
Net other assets (liabilities)—(0.2)%		(248,649)

NET ASSETS—100.0%		$109,947,003

* Non-income producing security
ADR American Depositary Receipt

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

NASDAQ-100 Futures Contract expiring March 2008 (Underlying face amount at value $6,310,500)	30	$(77,085)

Futures Contracts Sold

E-Mini NASDAQ-100 Futures Contract expiring March 2008 (Underlying face amount at value $4,838,050)	115	(122,637)

ProFund VP NASDAQ-100 invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.6%
Airlines	0.5%
Auto Manufacturers	1.3%
Beverages	0.2%
Biotechnology	4.9%
Chemicals	0.4%
Commercial Services	1.4%
Computers	20.8%
Distribution/Wholesale	0.3%
Electronics	1.7%
Engineering & Construction	0.6%
Environmental Control	0.3%
Food	0.3%
Healthcare-Products	2.2%
Internet	13.8%
Iron/Steel	0.3%
Lodging	0.8%
Machinery-Construction & Mining	0.4%
Media	3.0%
Pharmaceuticals	5.5%
Retail	4.3%
Semiconductors	8.5%
Software	15.0%
Telecommunications	10.3%
Textiles	0.4%
Transportation	1.0%
Other**	1.2%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

31

PROFUNDS VP
ProFund VP NASDAQ-100

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $75,045,914)	$108,685,652
Repurchase agreements, at cost	1,510,000

Total Investment Securities	110,195,652
Cash	36,905
Segregated cash balances with brokers for futures contracts	115,325
Dividends and interest receivable	51,544
Receivable for capital shares issued	2,956,038
Prepaid expenses	145

Total Assets	113,355,609

Liabilities:
Payable for investments purchased	2,764,667
Payable for capital shares redeemed	398,541
Variation margin on futures contracts	16,625
Advisory fees payable	71,722
Management services fees payable	9,563
Administration fees payable	3,128
Administrative services fees payable	48,763
Distribution fees payable	40,873
Trustee fees payable	20
Transfer agency fees payable	8,587
Fund accounting fees payable	4,828
Compliance services fees payable	2,311
Other accrued expenses	38,978

Total Liabilities	3,408,606

Net Assets	$109,947,003

Net Assets consist of:
Capital	$113,535,402
Accumulated net realized gains (losses) on investments	(37,028,415)
Net unrealized appreciation (depreciation) on investments	33,440,016

Net Assets	$109,947,003

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	5,903,663

Net Asset Value (offering and redemption price per share)	$18.62

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$471,693
Dividends	442,190

Total Investment Income	913,883

Expenses:
Advisory fees	719,354
Management services fees	143,871
Administration fees	30,224
Transfer agency fees	32,830
Administrative services fees	319,825
Distribution fees	239,785
Custody fees	15,742
Fund accounting fees	44,579
Trustee fees	1,234
Compliance services fees	1,982
Other fees	70,914

Total Gross Expenses before reductions	1,620,340
Less Expenses reduced by the Advisor	(56,942)

Total Net Expenses	1,563,398

Net Investment Income (Loss)	(649,515)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	3,593,080
Net realized gains (losses) on futures contracts	478,097
Change in net unrealized appreciation/depreciation on investments	5,167,689

Net Realized and Unrealized Gains (Losses) on Investments	9,238,866

Change in Net Assets Resulting from Operations	$8,589,351

See accompanying notes to the financial statements.

32

PROFUNDS VP
ProFund VP NASDAQ-100

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(649,515)	$(823,690)
Net realized gains (losses) on investments	4,071,177	1,430,891
Change in net unrealized appreciation/depreciation on investments	5,167,689	738,142

Change in net assets resulting from operations	8,589,351	1,345,343

Capital Transactions:
Proceeds from shares issued	516,670,298	288,617,735
Value of shares redeemed	(489,101,529)	(306,504,615)

Change in net assets resulting from capital transactions	27,568,769	(17,886,880)

Change in net assets	36,158,120	(16,541,537)
Net Assets:
Beginning of period	73,788,883	90,330,420

End of period	$109,947,003	$73,788,883

Share Transactions:
Issued	28,930,958	18,911,700
Redeemed	(27,689,735)	(20,269,034)

Change in shares	1,241,223	(1,357,334)

See accompanying notes to the financial statements.

33

PROFUNDS VP
ProFund VP NASDAQ-100

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$15.83	$15.01	$16.45	$15.79	$10.76

Investment Activities:
Net investment income (loss)(a)	(0.12)	(0.16)	(0.18)	(0.12)	(0.22)
Net realized and unrealized gains (losses) on investments	2.91	0.98	0.18	1.42	5.25

Total income (loss) from investment activities	2.79	0.82	—	1.30	5.03

Distributions to Shareholders From:
Net realized gains on investments	—	—	(1.44)	(0.64)	—

Net Asset Value, End of Period	$18.62	$15.83	$15.01	$16.45	$15.79

Total Return	17.62%	5.46%	0.18%	8.53%	46.75%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.73%	1.84%	1.87%	1.95%
Net expenses	1.63%	1.70%	1.84%	1.87%	1.95%
Net investment income (loss)	(0.68)%	(1.05)%	(1.21)%	(0.75)%	(1.68)%

Supplemental Data:
Net assets, end of period (000’s)	$109,947	$73,789	$90,330	$157,144	$154,003
Portfolio turnover rate(b)	336%	258%	387%	540%	510%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

34

ProFund VP Small-Cap Value

The ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.1 For the year ended December 31, 2007, the Fund had a total return of –7.22%, compared to a total return of –5.19%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Citigroup Value Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have value characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P SmallCap 600/Barra Value Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Shaw Group (+80.42%), Massey Energy (+54.85%), and Lennox International (+37.30%), while the bottom three performers in this group were Essex Properties (–22.09%), Atmos Energy (–8.23%), and Senior Housing Property Trust (–1.69%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Value from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Small-Cap Value	5/1/02	–7.22%	12.88%	4.94%	1.74%	1.63%

S&P SmallCap 600/Citigroup Value Index[4]	5/1/02	–5.19%	15.81%	8.05%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P SmallCap 600/Barra Value Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4 The S&P SmallCap 600/Barra Value Index represents performance from May 1, 2002 to December 16, 2005 and the S&P SmallCap 600/Citigroup Value Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.
35

PROFUNDS VP
ProFund VP Small-Cap Value

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Southern Union Co.	1.3%
UGI Corp.	1.1%
Massey Energy Co.	1.1%
Lennox International, Inc.	1.0%
Shaw Group, Inc.	1.0%

S&P SmallCap 600/Citigroup Value Index - Composition
% of Index

Financial	25%
Industrial	22%
Consumer Cyclical	13%
Consumer Non-Cyclical	12%
Utilities	9%
Technology	8%
Basic Materials	4%
Energy	4%
Communications	3%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks (100.1%)
	Shares	Value

4Kids Entertainment, Inc.* (Media)	1,656	$21,776
A.M. Castle & Co. (Metal Fabricate/Hardware)	2,070	56,283
Aaron Rents, Inc. (Commercial Services)	2,484	47,792
ABM Industries, Inc. (Commercial Services)	5,382	109,739
Acadia Realty Trust (REIT)	3,933	100,724
Actel Corp.* (Semiconductors)	3,105	42,414
Acuity Brands, Inc. (Miscellaneous Manufacturing)	5,175	232,875
Adaptec, Inc.* (Telecommunications)	14,697	49,676
Administaff, Inc. (Commercial Services)	2,898	81,955
Advanced Energy Industries, Inc.* (Electrical Components & Equipment)	4,347	56,859
Agilysys, Inc. (Computers)	3,312	50,077
Alabama National BanCorp (Banks)	1,242	96,640
Albany International Corp.—Class A (Machinery-Diversified)	2,070	76,797
ALLETE, Inc. (Electric)	3,105	122,896
Alliance One International, Inc.* (Agriculture)	10,764	43,809
Allscripts Healthcare Solutions, Inc.* (Software)	3,726	72,359
Alpharma, Inc.—Class A* (Pharmaceuticals)	5,382	108,447
AMCOL International Corp. (Mining)	1,035	37,291
American States Water Co. (Water)	2,070	77,998
AMERIGROUP Corp.* (Healthcare-Services)	4,347	158,448
Analogic Corp. (Electronics)	1,035	70,090
Anchor BanCorp Wisconsin, Inc. (Savings & Loans)	2,070	48,686
Angelica Corp. (Textiles)	1,242	23,722
Anixter International, Inc.* (Telecommunications)	2,277	141,789
Apogee Enterprises, Inc. (Building Materials)	3,519	60,210
Applied Industrial Technologies, Inc. (Machinery-Diversified)	4,554	132,157
Applied Signal Technology, Inc. (Telecommunications)	1,449	19,677
AptarGroup, Inc. (Miscellaneous Manufacturing)	3,933	160,899
Arch Chemicals, Inc. (Chemicals)	3,105	114,109
Arctic Cat, Inc. (Leisure Time)	1,449	17,301
Arkansas Best Corp. (Transportation)	3,105	68,124
ArQule, Inc.* (Biotechnology)	2,691	15,608
Arris Group, Inc.* (Telecommunications)	16,767	167,335
ArthroCare Corp.* (Healthcare-Products)	1,449	69,624
Astec Industries, Inc.* (Machinery-Construction & Mining)	1,449	53,888
ATMI, Inc.* (Semiconductors)	2,484	80,109
Atmos Energy Corp. (Gas)	10,971	307,627
Atwood Oceanics, Inc.* (Oil & Gas)	1,656	165,997
Audiovox Corp.—Class A* (Telecommunications)	2,277	28,235
Avid Technology, Inc.* (Software)	1,863	52,797
Avista Corp. (Electric)	6,417	138,222
Axcelis Technologies, Inc.* (Semiconductors)	12,420	57,132
Baldor Electric Co. (Hand/Machine Tools)	3,726	125,417
Bank Mutual Corp. (Banks)	6,417	67,828
BankAtlantic Bancorp, Inc.—Class A (Savings & Loans)	5,175	21,218
BankUnited Financial Corp.—Class A (Savings & Loans)	3,726	25,709
Barnes Group, Inc. (Miscellaneous Manufacturing)	5,589	186,617
Bassett Furniture Industries, Inc. (Home Furnishings)	1,449	13,534
Bel Fuse, Inc.—Class B (Electronics)	621	18,177
Belden, Inc. (Electrical Components & Equipment)	5,589	248,710
Bell Microproducts, Inc.* (Distribution/Wholesale)	3,726	22,393
Benchmark Electronics, Inc.* (Electronics)	8,694	154,145
Big 5 Sporting Goods Corp. (Retail)	2,691	38,804
Biolase Technology, Inc.* (Healthcare-Products)	1,242	2,931
BioMed Realty Trust, Inc. (REIT)	8,073	187,051
Black Box Corp. (Telecommunications)	2,070	74,872
Blue Coat Systems, Inc.* (Internet)	2,691	88,453
Blue Nile, Inc.* (Internet)	828	56,354
Boston Private Financial Holdings, Inc. (Banks)	2,277	61,661
Bowne & Co., Inc. (Commercial Services)	2,070	36,432
Brady Corp.—Class A (Electronics)	2,898	101,691
Briggs & Stratton Corp. (Machinery-Diversified)	6,003	136,028
Bristow Group, Inc.* (Transportation)	1,242	70,359
Brookline Bancorp, Inc. (Savings & Loans)	7,245	73,609
Brooks Automation, Inc.* (Semiconductors)	8,694	114,848
Brown Shoe Co., Inc. (Retail)	5,382	81,645
Buckeye Technologies, Inc.* (Forest Products & Paper)	4,761	59,513
Buffalo Wild Wings, Inc.* (Retail)	1,035	24,033
Building Materials Holding Corp. (Distribution/Wholesale)	3,519	19,460
C&D Technologies, Inc.* (Electrical Components & Equipment)	3,105	20,524
Cabela’s, Inc.* (Retail)	4,761	71,748

See accompanying notes to the financial statements.
36

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Cabot Microelectronics Corp.* (Chemicals)	1,242	$44,600
California Pizza Kitchen, Inc.* (Retail)	1,242	19,338
Cambrex Corp. (Biotechnology)	3,519	29,489
Captaris, Inc.* (Software)	3,312	14,308
Caraustar Industries, Inc.* (Forest Products & Paper)	3,519	10,874
Cascade Bancorp (Banks)	1,242	17,289
Cascade Corp. (Machinery-Diversified)	621	28,852
Casey’s General Stores, Inc. (Retail)	3,312	98,068
Cash America International, Inc. (Retail)	1,656	53,489
Catapult Communications Corp.* (Computers)	414	3,126
CDI Corp. (Commercial Services)	1,656	40,175
Centene Corp.* (Healthcare-Services)	3,105	85,201
Central Garden & Pet Co.—Class A* (Household Products/Wares)	8,694	46,600
Central Pacific Financial Corp. (Banks)	3,726	68,782
Central Vermont Public Service Corp. (Electric)	1,242	38,303
Century Aluminum Co.* (Mining)	2,277	122,821
CH Energy Group, Inc. (Electric)	1,656	73,758
Champion Enterprises, Inc.* (Home Builders)	9,522	89,697
Charlotte Russe Holding, Inc.* (Retail)	1,242	20,058
Checkpoint Systems, Inc.* (Electronics)	3,105	80,668
Chemed Corp. (Commercial Services)	1,242	69,403
Chesapeake Corp. (Packaging & Containers)	2,484	12,892
Ciber, Inc.* (Computers)	6,624	40,473
CKE Restaurants, Inc. (Retail)	6,624	87,437
Clarcor, Inc. (Miscellaneous Manufacturing)	2,898	110,037
Cleco Corp. (Electric)	7,245	201,411
Coachmen Industries, Inc. (Home Builders)	1,863	11,085
Cognex Corp. (Machinery-Diversified)	5,382	108,447
Cohu, Inc. (Semiconductors)	2,898	44,339
Colonial Properties Trust (REIT)	5,796	131,163
Columbia Banking System, Inc. (Banks)	2,277	67,695
Community Bank System, Inc. (Banks)	3,726	74,036
CONMED Corp.* (Healthcare-Products)	2,277	52,621
Consolidated Graphics, Inc.* (Commercial Services)	828	39,595
Corus Bankshares, Inc. (Banks)	3,933	41,965
CPI Corp. (Commercial Services)	621	14,625
Cross Country Healthcare, Inc.* (Commercial Services)	3,933	56,006
CryoLife, Inc.* (Biotechnology)	2,277	18,102
CTS Corp. (Electronics)	4,347	43,166
Cubic Corp. (Electronics)	828	32,458
Cyberonics, Inc.* (Healthcare-Products)	1,449	19,069
CyberSource Corp.* (Internet)	3,933	69,889
Cymer, Inc.* (Electronics)	2,277	88,644
Datascope Corp. (Healthcare-Products)	1,656	60,278
Delphi Financial Group, Inc.—Class A (Insurance)	1,656	58,424
DiamondRock Hospitality Co. (REIT)	11,592	173,648
Digi International, Inc.* (Software)	1,656	23,499
Dime Community Bancshares, Inc. (Savings & Loans)	3,105	39,651
Ditech Networks, Inc.* (Telecommunications)	3,105	10,774
Downey Financial Corp. (Savings & Loans)	2,277	70,837
DSP Group, Inc.* (Semiconductors)	2,070	25,254
East West Bancorp, Inc. (Banks)	2,898	70,219
EastGroup Properties, Inc. (REIT)	2,898	121,281
El Paso Electric Co.* (Electric)	3,519	89,981
Electro Scientific Industries, Inc.* (Electronics)	3,312	65,743
EMCOR Group, Inc.* (Engineering & Construction)	7,866	185,874
EnPro Industries, Inc.* (Miscellaneous Manufacturing)	1,242	38,067
Entertainment Properties Trust (REIT)	3,519	165,393
Enzo Biochem, Inc.* (Biotechnology)	2,484	31,646
Essex Property Trust, Inc. (REIT)	3,105	302,706
Esterline Technologies Corp.* (Aerospace/Defense)	2,070	107,122
Ethan Allen Interiors, Inc. (Home Furnishings)	3,726	106,191
Exar Corp.* (Semiconductors)	6,003	47,844
Extra Space Storage, Inc. (REIT)	6,003	85,783
FEI Co.* (Electronics)	4,347	107,936
Financial Federal Corp. (Diversified Financial Services)	3,105	69,210
First BanCorp (Banks)	9,315	67,906
First Commonwealth Financial Corp. (Banks)	7,866	83,773
First Financial Bancorp (Banks)	3,726	42,476
First Midwest Bancorp, Inc. (Banks)	6,003	183,692
FirstFed Financial Corp.* (Savings & Loans)	1,656	59,318
Flagstar Bancorp, Inc. (Savings & Loans)	4,554	31,741
Fleetwood Enterprises, Inc.* (Home Builders)	7,866	47,039
Flowers Foods, Inc. (Food)	2,691	62,996
Forestar Real Estate Group, Inc.* (Real Estate)	2,277	53,714
Franklin Bank Corp. Houston* (Savings & Loans)	3,105	13,383
Fred’s, Inc. (Retail)	4,968	47,842
Frontier Airlines Holdings, Inc.* (Airlines)	4,554	23,954
Frontier Financial Corp. (Banks)	5,175	96,100
Fuller (H.B.) Co. (Chemicals)	7,245	162,650
G & K Services, Inc. (Textiles)	2,484	93,200
Gardner Denver, Inc.* (Machinery-Diversified)	2,484	81,972
GenCorp, Inc.* (Aerospace/Defense)	4,968	57,927
General Communication, Inc.—Class A* (Telecommunications)	2,070	18,113
Genesco, Inc.* (Retail)	1,035	39,123
Gentiva Health Services, Inc.* (Healthcare-Services)	3,312	63,060
Georgia Gulf Corp. (Chemicals)	4,140	27,407
Gerber Scientific, Inc.* (Machinery-Diversified)	2,898	31,298
Gevity HR, Inc. (Commercial Services)	2,898	22,286
Gibraltar Industries, Inc. (Iron/Steel)	3,726	57,455
Glacier Bancorp, Inc. (Banks)	3,519	65,946
Greatbatch, Inc.* (Electrical Components & Equipment)	1,242	24,828
Griffon Corp.* (Miscellaneous Manufacturing)	3,312	41,234
Group 1 Automotive, Inc. (Retail)	2,691	63,911
Guaranty Financial Group, Inc.* (Savings & Loans)	5,175	82,800
Gulf Island Fabrication, Inc. (Oil & Gas Services)	621	19,692
Hancock Holding Co. (Banks)	1,863	71,167
Hanmi Financial Corp. (Banks)	4,761	41,040
Harmonic, Inc.* (Telecommunications)	11,385	119,315
Haverty Furniture Cos., Inc. (Retail)	2,691	24,192
Healthcare Services Group, Inc. (Commercial Services)	2,484	52,611
Heidrick & Struggles International, Inc. (Commercial Services)	2,070	76,818
Hilb, Rogal, and Hobbs Co. (Insurance)	1,656	67,184
Hooper Holmes, Inc.* (Commercial Services)	8,280	14,242
Hot Topic, Inc.* (Retail)	2,277	13,252
Hub Group, Inc.—Class A* (Transportation)	2,484	66,025
Hutchinson Technology, Inc.* (Computers)	1,449	38,138
Iconix Brand Group, Inc.* (Apparel)	4,968	97,671
IHOP Corp. (Retail)	1,035	37,860
Independent Bank Corp. (Banks)	2,484	23,598
Informatica Corp.* (Software)	6,417	115,634
Inland Real Estate Corp. (REIT)	7,038	99,658
Insight Enterprises, Inc.* (Retail)	6,003	109,495
Insituform Technologies, Inc.—Class A* (Engineering & Construction)	3,312	49,018
Interface, Inc.—Class A (Office Furnishings)	4,554	74,321
Invacare Corp. (Healthcare-Products)	3,933	99,112
Investment Technology Group, Inc.* (Diversified Financial Services)	2,070	98,511
ION Geophysical Corp.* (Oil & Gas Services)	6,624	104,527
Irwin Financial Corp. (Banks)	2,277	16,736
Itron, Inc.* (Electronics)	1,449	139,061
J & J Snack Foods Corp. (Food)	828	25,900

See accompanying notes to the financial statements.
37

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Jack in the Box, Inc.* (Retail)	2,691	$69,347
JAKKS Pacific, Inc.* (Toys/Games/Hobbies)	1,656	39,098
JDA Software Group, Inc.* (Software)	2,070	42,352
Jo-Ann Stores, Inc.* (Retail)	3,105	40,613
Kaman Corp. (Aerospace/Defense)	3,105	114,295
Kaydon Corp. (Metal Fabricate/Hardware)	1,863	101,608
Keithley Instruments, Inc. (Electronics)	1,656	16,030
Kellwood Co. (Apparel)	3,105	51,667
Kilroy Realty Corp. (REIT)	3,933	216,158
Kirby Corp.* (Transportation)	2,691	125,078
Kite Realty Group Trust (REIT)	3,519	53,735
Kopin Corp.* (Semiconductors)	5,382	17,007
Kulicke & Soffa Industries, Inc.* (Semiconductors)	6,417	44,021
La-Z-Boy, Inc. (Home Furnishings)	6,210	49,245
LaBranche & Co., Inc.* (Diversified Financial Services)	6,624	33,385
Laclede Group, Inc. (Gas)	2,691	92,140
Lance, Inc. (Food)	3,726	76,085
LandAmerica Financial Group, Inc. (Insurance)	1,863	62,317
Landry’s Restaurants, Inc. (Retail)	1,449	28,545
Lawson Products, Inc. (Metal Fabricate/Hardware)	414	15,699
Lennox International, Inc. (Building Materials)	7,866	325,810
Lexington Corporate Properties Trust (REIT)	7,866	114,372
Libbey, Inc. (Housewares)	1,863	29,510
Lindsay Manufacturing Co. (Machinery-Diversified)	621	43,898
Lithia Motors, Inc.—Class A (Retail)	1,863	25,579
Littelfuse, Inc.* (Electrical Components & Equipment)	1,449	47,759
Live Nation, Inc.* (Commercial Services)	8,901	129,243
Longs Drug Stores Corp. (Retail)	3,933	184,851
LTC Properties, Inc. (REIT)	2,484	62,224
Lufkin Industries, Inc. (Oil & Gas Services)	828	47,436
Lydall, Inc.* (Miscellaneous Manufacturing)	2,070	21,776
M/I Schottenstein Homes, Inc. (Home Builders)	1,449	15,215
MagneTek, Inc.* (Electrical Components & Equipment)	2,484	10,632
Maidenform Brands, Inc.* (Apparel)	2,277	30,808
Manhattan Associates, Inc.* (Computers)	1,242	32,739
ManTech International Corp.—Class A* (Software)	1,035	45,354
Marcus Corp. (Lodging)	2,691	41,576
MarineMax, Inc.* (Retail)	2,277	35,294
Massey Energy Co. (Coal)	9,729	347,812
Material Sciences Corp.* (Iron/Steel)	1,449	10,766
Matria Healthcare, Inc.* (Healthcare-Services)	2,691	63,965
Matrix Service Co.* (Oil & Gas Services)	1,863	40,651
MAXIMUS, Inc. (Commercial Services)	1,242	47,954
MedCath Corp.* (Healthcare-Services)	1,656	40,671
Medical Properties Trust, Inc. (REIT)	6,210	63,280
Mentor Corp. (Healthcare-Products)	1,863	72,843
Mercury Computer Systems, Inc.* (Computers)	1,656	26,678
Meridian Bioscience, Inc. (Healthcare-Products)	1,863	56,039
Mesa Air Group, Inc.* (Airlines)	3,519	10,874
Methode Electronics, Inc. (Electronics)	4,554	74,868
Micrel, Inc. (Semiconductors)	6,624	55,973
Microsemi Corp.* (Semiconductors)	4,968	109,992
Mid-America Apartment Communities, Inc. (REIT)	3,105	132,739
Midas, Inc.* (Commercial Services)	1,242	18,208
MKS Instruments, Inc.* (Semiconductors)	6,003	114,897
Mobile Mini, Inc.* (Storage/Warehousing)	1,863	34,540
Monaco Coach Corp. (Home Builders)	3,726	33,087
Moog, Inc.—Class A* (Aerospace/Defense)	2,484	113,792
Movado Group, Inc. (Retail)	1,449	36,645
MTS Systems Corp. (Computers)	1,035	44,163
Mueller Industries, Inc. (Metal Fabricate/Hardware)	4,554	132,020
Multimedia Games, Inc.* (Leisure Time)	1,449	12,085
Myers Industries, Inc. (Miscellaneous Manufacturing)	1,656	23,962
Napster, Inc.* (Software)	4,140	8,156
Nash Finch Co. (Food)	1,656	58,424
NATCO Group, Inc.—Class A* (Oil & Gas Services)	1,035	56,045
National Presto Industries, Inc. (Housewares)	621	32,702
National Retail Properties, Inc. (REIT)	8,694	203,266
NCI Building Systems, Inc.* (Building Materials)	2,484	71,514
Neenah Paper, Inc. (Forest Products & Paper)	1,863	54,306
Network Equipment Technologies, Inc.* (Telecommunications)	2,277	19,172
New Jersey Resources Corp. (Gas)	3,312	165,666
Newport Corp.* (Electronics)	4,554	58,246
Northwest Natural Gas Co. (Gas)	3,312	161,162
Novatel Wireless, Inc.* (Telecommunications)	3,933	63,715
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	1,449	20,112
O’Charley’s, Inc. (Retail)	2,691	40,311
Odyssey Healthcare, Inc.* (Healthcare-Services)	2,277	25,184
Old Dominion Freight Line, Inc.* (Transportation)	1,449	33,486
OM Group, Inc.* (Chemicals)	3,726	214,394
Omnicell, Inc.* (Software)	2,484	66,894
Omnova Solutions, Inc.* (Chemicals)	5,175	22,822
On Assignment, Inc.* (Commercial Services)	4,347	30,472
Osteotech, Inc.* (Healthcare-Products)	2,070	16,187
Owens & Minor, Inc. (Distribution/Wholesale)	4,968	210,792
Oxford Industries, Inc. (Apparel)	1,863	48,010
PAREXEL International Corp.* (Commercial Services)	2,070	99,981
Park Electrochemical Corp. (Electronics)	2,484	70,148
Parkway Properties, Inc. (REIT)	1,863	68,894
Patriot Coal Corp.* (Coal)	1,242	51,841
PC-Tel, Inc.* (Internet)	2,691	18,460
Peet’s Coffee & Tea, Inc.* (Beverages)	828	24,070
Penford Corp. (Chemicals)	1,449	37,080
Perficient, Inc.* (Internet)	1,863	29,324
Performance Food Group Co.* (Food)	4,347	116,804
Pericom Semiconductor Corp.* (Semiconductors)	2,070	38,709
Phase Forward, Inc.* (Software)	3,312	72,036
Phoenix Technologies, Ltd.* (Software)	2,070	26,662
Photon Dynamics, Inc.* (Electronics)	2,070	17,181
Photronics, Inc.* (Semiconductors)	5,175	64,532
Piedmont Natural Gas Co., Inc. (Gas)	9,108	238,265
Pinnacle Entertainment, Inc.* (Entertainment)	7,245	170,692
Pioneer Drilling Co.* (Oil & Gas)	2,898	34,428
Piper Jaffray* (Diversified Financial Services)	2,070	95,882
Planar Systems, Inc.* (Electronics)	1,449	9,274
Plexus Corp.* (Electronics)	3,726	97,845
PolyOne Corp.* (Chemicals)	11,385	74,913
Presidential Life Corp. (Insurance)	2,691	47,119
ProAssurance Corp.* (Insurance)	1,449	79,579
Progress Software Corp.* (Software)	2,070	69,718
Prosperity Bancshares, Inc. (Banks)	2,484	73,005
Provident Bankshares Corp. (Banks)	3,933	84,127
PS Business Parks, Inc. (REIT)	1,863	97,901
PSS World Medical, Inc.* (Healthcare-Products)	2,691	52,663
Quaker Chemical Corp. (Chemicals)	1,242	27,287
Quiksilver, Inc.* (Apparel)	4,554	39,073
Radiant Systems, Inc.* (Computers)	2,070	35,666
Radio One, Inc.—Class D* (Media)	4,554	10,793
RadiSys Corp.* (Computers)	1,656	22,190
Ralcorp Holdings, Inc.* (Food)	1,035	62,918
RC2 Corp.* (Toys/Games/Hobbies)	828	23,242
Red Robin Gourmet Burgers, Inc.* (Retail)	828	26,488
Regal-Beloit Corp. (Hand/Machine Tools)	3,933	176,788
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	4,140	99,981
RehabCare Group, Inc.* (Healthcare-Services)	2,070	46,699
Res-Care, Inc.* (Healthcare-Services)	3,105	78,122
Rewards Network, Inc.* (Commercial Services)	1,449	7,202
RLI Corp. (Insurance)	1,035	58,778
Robbins & Myers, Inc. (Machinery-Diversified)	1,449	109,588

See accompanying notes to the financial statements.
38

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Rock-Tenn Co.—Class A (Forest Products & Paper)	4,140	$105,197
Rogers Corp.* (Electronics)	1,035	44,888
RTI International Metals, Inc.* (Mining)	1,449	99,880
Rudolph Technologies, Inc.* (Semiconductors)	3,519	39,835
Russ Berrie and Co., Inc.* (Household Products/Wares)	2,070	33,865
Ruth’s Chris Steak House, Inc.* (Retail)	1,242	11,103
Safety Insurance Group, Inc. (Insurance)	2,070	75,803
Salix Pharmaceuticals, Ltd.* (Pharmaceuticals)	2,484	19,574
Sanderson Farms, Inc. (Food)	828	27,970
Savient Pharmaceuticals, Inc.* (Biotechnology)	2,898	66,567
School Specialty, Inc.* (Retail)	2,070	71,519
Schulman (A.), Inc. (Chemicals)	3,312	71,374
Schweitzer-Mauduit International, Inc. (Forest Products & Paper)	1,863	48,270
SCPIE Holdings, Inc.* (Insurance)	1,035	28,431
SEACOR SMIT, Inc.* (Oil & Gas Services)	1,242	115,183
Selective Insurance Group, Inc. (Insurance)	6,417	147,527
Senior Housing Properties Trust (REIT)	10,764	244,128
Shaw Group, Inc.* (Engineering & Construction)	5,382	325,288
SI International, Inc.* (Computers)	621	17,059
Signature Bank* (Banks)	1,656	55,890
Skechers U.S.A., Inc.—Class A* (Apparel)	2,484	48,463
Skyline Corp. (Home Builders)	828	24,302
SkyWest, Inc. (Airlines)	3,105	83,369
Skyworks Solutions, Inc.* (Semiconductors)	14,076	119,646
Smith Corp. (Miscellaneous Manufacturing)	2,691	94,320
Sonic Automotive, Inc. (Retail)	3,726	72,135
South Financial Group, Inc. (Banks)	8,901	139,123
South Jersey Industries, Inc. (Gas)	3,519	127,001
Southern Union Co. (Gas)	14,697	431,504
Southwest Gas Corp. (Gas)	5,175	154,060
Sovran Self Storage, Inc. (REIT)	2,691	107,909
Spartan Motors, Inc. (Auto Parts & Equipment)	2,484	18,978
Spartan Stores, Inc. (Food)	2,691	61,489
Spectrum Brands, Inc.* (Household Products/Wares)	4,968	26,479
Spherion Corp.* (Commercial Services)	6,831	49,730
Standard Microsystems Corp.* (Semiconductors)	1,656	64,700
Standard Motor Products, Inc. (Auto Parts & Equipment)	1,449	11,824
Standex International Corp. (Miscellaneous Manufacturing)	1,449	25,285
StarTek, Inc.* (Commercial Services)	1,449	13,490
Stein Mart, Inc. (Retail)	3,105	14,718
Sterling Bancorp (Banks)	2,277	31,058
Sterling Bancshares, Inc. (Banks)	8,901	99,335
Sterling Financial Corp. (Savings & Loans)	6,210	104,266
Stewart Information Services Corp. (Insurance)	2,277	59,407
Stone Energy Corp.* (Oil & Gas)	2,070	97,104
Sturm, Ruger & Co., Inc.* (Miscellaneous Manufacturing)	1,863	15,426
Superior Industries International, Inc. (Auto Parts & Equipment)	2,898	52,657
Supertex, Inc.* (Semiconductors)	828	25,908
Susquehanna Bancshares, Inc. (Banks)	10,350	190,854
Swift Energy Co.* (Oil & Gas)	1,242	54,785
SWS Group, Inc. (Diversified Financial Services)	2,691	34,095
Sykes Enterprises, Inc.* (Computers)	2,484	44,712
Symmetricom, Inc.* (Telecommunications)	5,589	26,324
Symmetry Medical, Inc.* (Healthcare-Products)	1,449	25,256
Synaptics, Inc.* (Computers)	1,449	59,641
SYNNEX Corp.* (Software)	2,070	40,572
Take-Two Interactive Software, Inc.* (Software)	4,140	76,383
Tanger Factory Outlet Centers, Inc. (REIT)	3,726	140,507
Technitrol, Inc. (Electronics)	4,968	141,985
Tetra Tech, Inc.* (Environmental Control)	4,347	93,460
TETRA Technologies, Inc.* (Oil & Gas Services)	2,898	45,122
Texas Industries, Inc. (Building Materials)	2,070	145,107
Texas Roadhouse, Inc.—Class A* (Retail)	2,691	29,762
The Andersons, Inc. (Agriculture)	1,242	55,642
The Cato Corp.—Class A (Retail)	3,726	58,349
The Children’s Place Retail Stores, Inc.* (Retail)	828	21,470
The Finish Line, Inc.—Class A (Retail)	5,175	12,524
The Great Atlantic & Pacific Tea Co., Inc.* (Food)	2,898	90,794
The Hain Celestial Group, Inc.* (Food)	2,484	79,488
The Knot, Inc.* (Internet)	1,449	23,097
The Men’s Wearhouse, Inc. (Retail)	2,898	78,188
The Nautilus Group, Inc. (Leisure Time)	3,933	19,075
The Navigators Group, Inc.* (Insurance)	828	53,820
The Pep Boys-Manny, Moe & Jack (Retail)	4,968	57,033
The Standard Register Co. (Household Products/Wares)	1,449	16,895
The Steak n Shake Co.* (Retail)	3,519	38,357
Theragenics Corp.* (Pharmaceuticals)	4,140	14,821
THQ, Inc.* (Software)	3,726	105,036
Tollgrade Communications, Inc.* (Telecommunications)	1,656	13,281
Tower Group, Inc. (Insurance)	1,242	41,483
Tredegar Corp. (Miscellaneous Manufacturing)	2,898	46,600
TreeHouse Foods, Inc.* (Food)	3,726	85,661
Triad Guaranty, Inc.* (Insurance)	1,449	14,200
Triarc Cos., Inc. (Retail)	7,659	67,093
Triumph Group, Inc. (Aerospace/Defense)	1,242	102,279
Tronox, Inc.—Class B (Chemicals)	4,968	42,973
TrueBlue, Inc.* (Commercial Services)	2,484	35,968
TrustCo Bank Corp. NY (Banks)	9,108	90,351
TTM Technologies, Inc.* (Electronics)	2,691	31,377
Tuesday Morning Corp. (Retail)	3,726	18,891
Tween Brands, Inc.* (Retail)	1,449	38,370
UGI Corp. (Gas)	13,041	355,367
UIL Holdings Corp. (Electric)	3,105	114,730
Ultratech Stepper, Inc.* (Semiconductors)	2,898	32,863
UMB Financial Corp. (Banks)	3,312	127,048
Umpqua Holdings Corp. (Banks)	7,245	111,138
UniFirst Corp. (Textiles)	1,656	62,928
Unisource Energy Corp. (Electric)	4,347	137,148
United Bankshares, Inc. (Banks)	4,761	133,403
United Community Banks, Inc. (Banks)	4,968	78,494
United Fire & Casualty Co. (Insurance)	2,691	78,281
United Stationers, Inc.* (Distribution/Wholesale)	3,105	143,482
Universal Electronics, Inc.* (Home Furnishings)	828	27,688
Universal Forest Products, Inc. (Building Materials)	2,277	67,080
Valmont Industries, Inc. (Metal Fabricate/Hardware)	1,035	92,239
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	5,382	199,134
Veeco Instruments, Inc.* (Semiconductors)	3,933	65,681
Viad Corp. (Commercial Services)	2,484	78,445
Vicor Corp. (Electrical Components & Equipment)	1,656	25,817
ViroPharma, Inc.* (Pharmaceuticals)	4,347	34,515
Vital Signs, Inc. (Healthcare-Products)	414	21,164
Volt Information Sciences, Inc.* (Commercial Services)	1,656	30,239
W-H Energy Services, Inc.* (Oil & Gas Services)	1,242	69,813
Wabash National Corp. (Auto Manufacturers)	3,726	28,653
Watsco, Inc. (Distribution/Wholesale)	3,105	114,140
Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	1,863	86,462
Watts Water Technologies, Inc.—Class A (Electronics)	3,933	117,203
Wausau-Mosinee Paper Corp. (Forest Products & Paper)	6,210	55,828
WD-40 Co. (Household Products/Wares)	1,035	39,299

See accompanying notes to the financial statements.
39

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Whitney Holding Corp. (Banks)	8,280	$216,522
Winnebago Industries, Inc. (Home Builders)	1,242	26,107
Wintrust Financial Corp. (Banks)	1,449	48,005
Wolverine World Wide, Inc. (Apparel)	2,484	60,908
Woodward Governor Co. (Electronics)	1,863	126,591
World Fuel Services Corp. (Retail)	1,449	42,064
X-Rite, Inc.* (Electronics)	3,519	40,891
Zale Corp.* (Retail)	5,382	86,435
Zep, Inc.* (Chemicals)	1,242	17,227

TOTAL COMMON STOCKS
(Cost $25,842,306)		31,997,035

TOTAL INVESTMENT SECURITIES
(Cost $25,842,306)—100.1%		31,997,035
Net other assets (liabilities)—(0.1)%		(27,046)

NET ASSETS—100.0%		$31,969,989

*	Non-income producing security

ProFund VP Small-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Aerospace/Defense	1.6%
Agriculture	0.3%
Airlines	0.4%
Apparel	1.3%
Auto Manufacturers	0.1%
Auto Parts & Equipment	0.3%
Banks	8.5%
Beverages	0.1%
Biotechnology	0.8%
Building Materials	2.1%
Chemicals	2.7%
Coal	1.3%
Commercial Services	4.0%
Computers	1.3%
Distribution/Wholesale	1.7%
Diversified Financial Services	1.0%
Electric	2.8%
Electrical Components & Equipment	1.5%
Electronics	5.4%
Engineering & Construction	1.8%
Entertainment	0.5%
Environmental Control	0.3%
Food	2.4%
Forest Products & Paper	1.1%
Gas	6.4%
Hand/Machine Tools	1.0%
Healthcare-Products	1.9%
Healthcare-Services	1.7%
Home Builders	0.7%
Home Furnishings	0.6%
Household Products/Wares	0.5%
Housewares	0.2%
Insurance	2.6%
Internet	1.0%
Iron/Steel	0.2%
Leisure Time	0.2%
Lodging	0.1%
Machinery-Construction & Mining	0.2%
Machinery-Diversified	2.2%
Media	0.1%
Metal Fabricate/Hardware	1.3%
Mining	0.8%
Miscellaneous Manufacturing	3.0%
Office Furnishings	0.2%
Oil & Gas	1.1%
Oil & Gas Services	1.5%
Packaging & Containers	NM
Pharmaceuticals	0.6%
REIT	8.9%
Real Estate	0.2%
Retail	6.3%
Savings & Loans	1.8%
Semiconductors	4.5%
Software .	2.4%
Storage/Warehousing	0.1%
Telecommunications	2.4%
Textiles	0.6%
Toys/Games/Hobbies	0.2%
Transportation	1.1%
Water	0.2%
Other**	(0.1)%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.
40

PROFUNDS VP
ProFund VP Small-Cap Value

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $25,842,306)	$31,997,035
Dividends and interest receivable	73,345
Receivable for capital shares issued	294
Receivable for investments sold	578,392
Prepaid expenses	178

Total Assets	32,649,244

Liabilities:
Cash overdraft	206,668
Payable for investments purchased	269,233
Payable for capital shares redeemed	150,778
Advisory fees payable	14,757
Management services fees payable	1,968
Administration fees payable	848
Administrative services fees payable	9,363
Distribution fees payable	7,423
Trustee fees payable	5
Transfer agency fees payable	1,968
Fund accounting fees payable	1,309
Compliance services fees payable	725
Other accrued expenses	14,210

Total Liabilities	679,255

Net Assets	$31,969,989

Net Assets consist of:
Capital	$27,840,678

Accumulated net realized gains (losses) on investments	(2,025,418)
Net unrealized appreciation (depreciation) on investments	6,154,729

Net Assets	$31,969,989

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,109,566

Net Asset Value (offering and redemption price per share)	$28.81

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$702,096
Interest	8,689

Total Investment Income	710,785

Expenses:
Advisory fees	376,054
Management services fees	75,211
Administration fees	15,688
Transfer agency fees	16,843
Administrative services fees	170,359
Distribution fees	125,351
Custody fees	46,008
Fund accounting fees	25,580
Trustee fees	886
Compliance services fees	356
Other fees	30,070

Total Gross Expenses before reductions	882,406
Less Expenses reduced by the Advisor	(65,113)

Total Net Expenses	817,293

Net Investment Income (Loss)	(106,508)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	8,354,632
Net realized gains (losses) on futures contracts	(8,296)
Change in net unrealized appreciation/depreciation on investments	(11,726,926)

Net Realized and Unrealized Gains (Losses) on Investments	(3,380,590)

Change in Net Assets Resulting from Operations	$(3,487,098)

See accompanying notes to the financial statements.
41

PROFUNDS VP
ProFund VP Small-Cap Value

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(106,508)	$(257,611)
Net realized gains (losses) on investments	8,346,336	2,921,635
Change in net unrealized appreciation/depreciation on investments	(11,726,926)	6,987,519

Change in net assets resulting from operations	(3,487,098)	9,651,543

Distributions to Shareholders From:
Net realized gains on investments	(5,688,961)	(3,876,765)

Change in net assets resulting from distributions	(5,688,961)	(3,876,765)

Capital Transactions:
Proceeds from shares issued	166,087,879	375,396,216
Dividends reinvested	5,688,961	3,876,765
Value of shares redeemed	(233,391,118)	(345,106,978)

Change in net assets resulting from capital transactions	(61,614,278)	34,166,003

Change in net assets	(70,790,337)	39,940,781
Net Assets:
Beginning of period	102,760,326	62,819,545

End of period	$31,969,989	$102,760,326

Share Transactions:
Issued	4,530,924	10,490,030
Reinvested	187,260	113,588
Redeemed.	(6,413,107)	(9,709,908)

Change in shares	(1,694,923)	893,710

See accompanying notes to the financial statements.
42

PROFUNDS VP
ProFund VP Small-Cap Value

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$36.64	$32.88	$33.54	$28.97	$21.51

Investment Activities:
Net investment income (loss)(a)	(0.08)	(0.12)	(0.23)	(0.16)	(0.22)
Net realized and unrealized gains (losses) on investments	(2.27)	5.71	1.59	5.92	7.68

Total income (loss) from investment activities	(2.35)	5.59	1.36	5.76	7.46

Distributions to Shareholders From:
Net realized gains on investments	(5.48)	(1.83)	(2.02)	(1.19)	—

Net Asset Value, End of Period	$28.81	$36.64	$32.88	$33.54	$28.97

Total Return	(7.22)%	17.43%	4.00%	20.12%	34.68%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.79%	1.91%	1.95%	2.08%
Net expenses	1.63%	1.75%	1.91%	1.95%	1.98%
Net investment income (loss)	(0.21)%	(0.34)%	(0.69)%	(0.53)%	(0.87)%

Supplemental Data:
Net assets, end of period (000’s)	$31,970	$102,760	$62,820	$179,162	$147,174
Portfolio turnover rate(b)	291%	436%	573%	819%	906%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.
43

ProFund VP Asia 30

The ProFund VP Asia 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. For the year ended December 31, 2007, the Fund had a total return of 47.74%, compared to a return of 45.57%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Baidu.com (+245.90%), China Mobile (+105.16%), and Posco (+82.98%), while the bottom three performers in this group were Petrochina Co (+29.18%), China Petroleum & Chemicals (+63.09%), and BHP Billiton (+79.33%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Asia 30 from May 1, 2002 (inception date) to December 31, 2007, assuming the reinvestments of distributions. The ProFunds Asia 30 Index and the MSCI AC Asia Pacific Free Excluding Japan Index may differ significantly.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net
ProFund VP Asia 30	5/1/02	47.74%	32.17%	22.51%	1.66%	1.63%
ProFunds Asia 30 Index	5/1/02	45.57%	31.68%	22.74%	N/A	N/A
MSCI AC Asia Pacific Free Excluding Japan Index	5/1/02	37.33%	32.49%	25.03%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The ProFunds Asia 30 Index is a price return index. The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The MSCI AC Asia Pacific Free Excluding Japan Index is a capitalization weighted index generally representative of the performance of the Asia Pacific region excluding the country of Japan.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

44

PROFUNDS VP
ProFund VP Asia 30

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Asia 30 seeks daily investment results, before fees and expenses that correspond to the daily performance of the ProFunds Asia 30 Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%
Futures Contracts	NM

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM   Not meaningful, amount is less than 0.5%.

Largest Equity Holdings
Company	% of Net Assets

China Mobile, Ltd.	13.2%
PetroChina Company, Ltd.	11.2%
China Life Insurance Co., Ltd.	8.1%
China Petroleum and Chemical Corp.	7.9%
BHP Billiton, Ltd.	5.3%

ProFunds Asia 30 Index - Composition
% of Index

China	49%
Hong King	18%
India	9%
Taiwan	8%
South Korea	7%
Australia	5%
Philippines	2%
Singapore	2%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Asia 30	December 31, 2007

Common Stocks (99.6)%
	Shares	Value

Aluminum Corp. of China, Ltd. (Mining)	162,207	$8,214,162
American Oriental Bioengineering, Inc.* (Biotechnology)	281,643	3,120,604
AU Optronics Corp. (Electronics)	256,626	4,927,219
Baidu.com, Inc.* (Internet)	26,631	10,396,476
BHP Billiton, Ltd. (Mining)	195,294	13,678,392
CDC Corp.—Class A* (Internet)	351,045	1,709,589
China Life Insurance Co., Ltd. (Insurance)	271,152	20,743,128
China Mobile, Ltd. (Telecommunications)	390,588	33,930,380
China Petroleum and Chemical Corp. (Oil & Gas)	137,190	20,331,558
Chunghwa Telecom Co., Ltd. (Telecommunications)	214,931	4,537,193
CNOOC, Ltd. (Oil & Gas)	68,595	11,484,861
Ctrip.com International, Ltd. (Internet)	88,770	5,101,612
Flextronics International, Ltd.* (Electronics)	315,537	3,805,376
Focus Media Holding, Ltd.* (Advertising)	87,963	4,997,178
HDFC Bank, Ltd. (Banks)	50,034	6,526,935
Home Inns & Hotels Management, Inc.* (Lodging)	93,612	3,336,332
Icici Bank, Ltd. (Banks)	108,945	6,700,118
Infosys Technologies, Ltd. (Software)	104,910	4,758,718
Kookmin Bank* (Banks)	61,332	4,496,862
Netease.com, Inc.* (Internet)	179,961	3,412,061
PetroChina Company, Ltd. (Oil & Gas)	163,821	28,745,671
Philippine Long Distance Telephone Co. (Telecommunications)	71,016	5,377,332
POSCO (Iron/Steel)	54,876	8,253,899
Satyam Computer Services, Ltd. (Software)	150,909	4,032,288
SINA Corp.* (Internet)	90,384	4,004,915
SK Telecom Co., Ltd. (Telecommunications)	171,084	5,105,147
Sohu.com, Inc.* (Internet)	125,085	6,819,634
Suntech Power Holdings Co., Ltd.* (Energy–Alternate Sources)	91,191	7,506,843
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors)	714,195	7,113,382
United Microelectronics Corp. (Semiconductors)	855,775	2,960,982

TOTAL COMMON STOCKS
(Cost $148,979,861)		256,128,847

Repurchase Agreements (0.7%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $526,120 (Collateralized by $535,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $536,994)	$526,000	526,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $1,394,321 (Collateralized by $1,310,000 Federal National Mortgage Association, 7.125%, 6/15/10, market value $1,421,961)	1,394,000	1,394,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,920,000)		1,920,000

TOTAL INVESTMENT SECURITIES
(Cost $150,899,861)—100.3%		258,048,847
Net other assets (liabilities)—(0.3)%		(774,595)

NET ASSETS—100.0%		$257,274,252

As of December 31, 2007, all securities in this portfolio were traded on U.S. Exchanges.
*	Non-income producing security

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini S&P 500 Futures Contract expiring March 2008 (Underlying face amount at value $368,625)	5	$(6,518)

See accompanying notes to the financial statements.

45

PROFUNDS VP ProFund VP Asia 30	Schedule of Portfolio Investments December 31, 2007

ProFund VP Asia 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	1.9%
Banks	6.8%
Biotechnology	1.2%
Electronics	3.4%
Energy-Alternate Sources	2.9%
Insurance	8.1%
Internet	12.2%
Iron/Steel	3.2%
Lodging	1.3%
Mining	8.5%
Oil & Gas	23.6%
Semiconductors	4.0%
Software	3.4%
Telecommunications	19.1%
Other**	0.4%

ProFund VP Asia 30 invested, as a percentage of net assets, in securities with exposure to the following countries, as of December 31, 2007:

Australia	5.3%
China	49.3%
Hong Kong	18.3%
India	8.6%
South Korea	6.9%
Philippines	2.1%
Singapore	1.5%
Taiwan	7.6%
Other**	0.4%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

46

PROFUNDS VP ProFund VP Asia 30

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $148,979,861)	$256,128,847
Repurchase agreements, at cost	1,920,000

Total Investment Securities	258,048,847
Cash	227,322
Segregated cash balances with brokers for futures contracts	22,061
Dividends and interest receivable	51,077
Receivable for capital shares issued	73,682
Receivable for investments sold	151,118
Prepaid expenses	312

Total Assets	258,574,419

Liabilities:
Payable for investments purchased	378,319
Payable for capital shares redeemed	500,515
Variation margin on futures contracts	3,125
Advisory fees payable	165,549
Management services fees payable	22,073
Administration fees payable	6,902
Administrative services fees payable	77,618
Distribution fees payable	69,357
Trustee fees payable	44
Transfer agency fees payable	16,284
Fund accounting fees payable	10,654
Compliance services fees payable	4,650
Other accrued expenses	45,077

Total Liabilities	1,300,167

Net Assets	$257,274,252

Net Assets consist of:
Capital	$155,223,386
Accumulated net investment income (loss)	779,107
Accumulated net realized gains (losses) on investments	(5,870,709)
Net unrealized appreciation (depreciation) on investments	107,142,468

Net Assets	$257,274,252

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,828,095

Net Asset Value (offering and redemption price per share)	$90.97

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$3,988,451
Interest	81,417
Foreign tax withholding	(360,837)

Total Investment Income	3,709,031

Expenses:
Advisory fees	1,374,268
Management services fees	274,855
Administration fees	57,479
Transfer agency fees	61,849
Administrative services fees	594,151
Distribution fees	458,089
Custody fees	10,074
Fund accounting fees	83,062
Trustee fees	2,584
Compliance services fees	4,104
Other fees	101,029

Total Gross Expenses before reductions	3,021,544
Less Expenses reduced by the Advisor	(91,620)

Total Net Expenses	2,929,924

Net Investment Income (Loss)	779,107

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities.	2,894,048
Net realized gains (losses) on futures contracts	(93,603)
Change in net unrealized appreciation/depreciation on investments	57,098,613

Net Realized and Unrealized Gains (Losses) on Investments	59,899,058

Change in Net Assets Resulting from Operations	$60,678,165

See accompanying notes to the financial statements.

47

PROFUNDS VP ProFund VP Asia 30

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$779,107	$138,700
Net realized gains (losses) on investments	2,800,445	(191,336)
Change in net unrealized appreciation/depreciation on investments	57,098,613	33,505,162

Change in net assets resulting from operations	60,678,165	33,452,526

Distributions to Shareholders From:
Net investment income	(138,700)	(427,520)

Change in net assets resulting from distributions	(138,700)	(427,520)

Capital Transactions:
Proceeds from shares issued	472,362,242	276,769,481
Dividends reinvested	138,700	427,520
Value of shares redeemed	(457,943,272)	(201,508,832)

Change in net assets resulting from capital transactions	14,557,670	75,688,169

Change in net assets	75,097,135	108,713,175
Net Assets:
Beginning of period	182,177,117	73,463,942

End of period	$257,274,252	$182,177,117

Accumulated net investment income (loss)	$779,107	$138,700

Share Transactions:
Issued	5,994,880	5,291,988
Reinvested	1,791	8,360
Redeemed	(6,125,475)	(3,995,509)

Change in shares	(128,804)	1,304,839

See accompanying notes to the financial statements.

48

PROFUNDS VP ProFund VP Asia 30

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the		For the	For the	For the
	year ended	year ended		year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006		Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$61.61	$44.47		$37.30	$38.76	$23.51

Investment Activities:
Net investment income (loss)(a)	0.32	0.07		0.40	0.11	0.17
Net realized and unrealized gains (losses) on investments	29.10	17.34		6.87	(0.38)	15.09

Total income (loss) from investment activities	29.42	17.41		7.27	(0.27)	15.26

Distributions to Shareholders From:
Net investment income	(0.06)	(0.27)		(0.10)	(0.12)	(0.01)
Net realized gains on investments	—	—		—	(1.07)	—

Total distributions	(0.06)	(0.27)		(0.10)	(1.19)	(0.01)

Net Asset Value, End of Period	$90.97	$61.61		$44.47	$37.30	$38.76

Total Return	47.74%	39.29%		19.51%	(0.54)%	64.92%

Ratios to Average Net Assets:
Gross expenses	1.65%	1.71%		1.82%	1.86%	1.93%
Net expenses	1.60%	1.68	%(b)	1.82%	1.86%	1.93%
Net investment income (loss)	0.42%	0.13%		0.97%	0.29%	0.54%

Supplemental Data:
Net assets, end of period (000’s)	$257,274	$182,177		$73,464	$41,545	$49,138
Portfolio turnover rate(c)	214%	161%		256%	473%	831%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.66% for the year ended December 31, 2006.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

49

ProFund VP Europe 30

The ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. For the year ended December 31, 2007, the Fund had a total return of 14.58%, compared to a return of 13.86%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Rio Tinto (+101.57%), Nokia (+93.55%), and Siemens (+62.71%), while the bottom three performers in this group were, HSBC Holdings Corp (–4.08%), Novartis (–3.63%) and BP (+13.15%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Europe 30 from October 18, 1999 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Europe 30	10/18/99	14.58%	18.21%	4.11%	1.65%	1.63%

ProFunds Europe 30 Index	10/18/99	13.86%	17.50%	3.59%	N/A	N/A

Dow Jones STOXX 50 Index	10/18/99	14.11%	20.39%	8.01%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The ProFunds Europe 30 Index is a price return index. The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks. The Dow Jones STOXX 50 Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expense associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

50

PROFUNDS VP
ProFund VP Europe 30

Allocation of Portfolio Holdings & Index Composition (unaudited)

December 31, 2007

Investment Objective: The ProFund VP Europe 30 seeks daily investment results, before fees and expenses that correspond to the daily performance of the ProFunds Europe 30 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	99%

Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Royal Dutch Shell PLC—Class A	6.7%
BP Amoco PLC	5.8%
Vodafone Group PLC	5.5%
Total Fina SA	5.2%
Nokia OYJ	5.0%

ProFunds Europe 30 Index - Composition
% of Index

United Kingdom	40%
Switzerland	15%
France	13%
Germany	11%
Netherlands	2%
Luxembourg	8%
Finland	5%
Ireland	4%
Sweden	2%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Europe 30	December 31, 2007

Common Stocks (99.4%)
	Shares	Value

ABB, Ltd. (Engineering & Construction)	153,153	$4,410,806
Alcatel SA (Telecommunications)	203,490	1,489,547
Alcon, Inc. (Healthcare-Products)	22,491	3,217,113
ArcelorMittal (Iron/Steel)	68,544	5,301,878
ASML Holding NV* (Semiconductors)	80,205	2,509,614
AstraZeneca PLC (Pharmaceuticals)	72,828	3,118,495
Barclays PLC (Banks)	73,899	2,983,303
BP Amoco PLC (Oil & Gas)	104,958	7,679,777
Business Objects SA* (Software)	55,692	3,391,643
Credit Suisse Group (Diversified Financial Services)	54,621	3,282,722
DaimlerChrysler AG (Auto Manufacturers)	48,195	4,608,888
Diageo PLC (Beverages)	39,627	3,401,185
Elan Corp. PLC* (Pharmaceuticals)	146,727	3,225,059
GlaxoSmithKline PLC (Pharmaceuticals)	101,745	5,126,931
HSBC Holdings PLC (Banks)	74,970	6,275,739
Millicom International Cellular SA* (Telecommunications)	26,775	3,157,844
Nokia OYJ (Telecommunications)	172,431	6,619,626
Novartis AG (Pharmaceuticals)	98,532	5,351,273
Rio Tinto PLC (Mining)	12,852	5,396,555
Royal Dutch Shell PLC—Class A (Oil & Gas)	104,958	8,837,464
Ryanair Holdings PLC* (Airlines)	54,621	2,154,252
Sanofi-Aventis (Pharmaceuticals)	107,100	4,876,263
SAP AG (Software)	72,828	3,717,869
Shire Pharmaceuticals Group PLC (Pharmaceuticals)	34,272	2,363,054
Siemens AG (Miscellaneous Manufacturing)	37,485	5,898,640
Telefonaktiebolaget LM Ericsson (Telecommunications)	92,106	2,150,675
Tenaris SA (Iron/Steel)	58,905	2,634,821
Total Fina SA (Oil & Gas)	82,467	6,811,774
UBS AG (Diversified Financial Services)	80,325	3,694,950
Vodafone Group PLC (Telecommunications)	193,851	7,234,519

TOTAL COMMON STOCKS
(Cost $85,686,927)		130,922,279

Repurchase Agreements (0.2%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $71,016 (Collateralized by $75,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $75,279)	$71,000	71,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $189,044 (Collateralized by $192,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $193,362)	189,000	189,000

TOTAL REPURCHASE AGREEMENTS
(Cost $260,000)		260,000

TOTAL INVESTMENT SECURITIES
(Cost $85,946,927)—99.6%		131,182,279
Net other assets (liabilities)—0.4%		539,196

NET ASSETS—100.0%		$131,721,475

As of December 31, 2007, all securities in this portfolio were traded on U.S. exchanges.
* Non-income producing security

ProFund VP Europe 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Airlines	1.6%
Auto Manufacturers	3.5%
Banks	7.1%
Beverages	2.6%
Diversified Financial Services	5.3%
Engineering & Construction	3.4%
Healthcare-Products	2.4%
Iron/Steel	6.0%
Mining	4.1%
Miscellaneous Manufacturing	4.5%
Oil & Gas	17.7%
Pharmaceuticals	18.3%
Semiconductors	1.9%
Software	5.4%
Telecommunications	15.6%
Other**	0.6%

See accompanying notes to the financial statements.

51

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Europe 30	December 31, 2007

ProFund VP Europe 30 invested, as a percentage of net assets, in securities with exposure to the following countries, as of December 31, 2007:

Finland	5.0%
France	12.6%
Germany	10.8%
Ireland	4.1%
Luxembourg	8.4%
Netherlands	1.9%
Sweden	1.6%
Switzerland	15.2%
United Kingdom	39.8%
United States**	0.6%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

52

PROFUNDS VP
ProFund VP Europe 30

Statement of Assets and Liabilities

December 31, 2007

Assets:
Securities, at value (cost $85,686,927)	$130,922,279
Repurchase agreements, at cost	260,000

Total Investment Securities	131,182,279
Cash	64,240
Dividends and interest receivable	233,729
Receivable for capital shares issued	12,040
Receivable for investments sold	4,887,590
Prepaid expenses	279

Total Assets	136,380,157

Liabilities:
Payable for investments purchased	18,716
Payable for capital shares redeemed	4,390,366
Advisory fees payable	87,935
Management services fees payable	11,725
Administration fees payable	3,668
Administrative services fees payable	48,561
Distribution fees payable	42,893
Trustee fees payable	23
Transfer agency fees payable	8,518
Fund accounting fees payable	5,662
Compliance services fees payable	2,956
Other accrued expenses	37,659

Total Liabilities	4,658,682

Net Assets	$131,721,475

Net Assets consist of:
Capital	$110,485,559
Accumulated net investment income (loss)	1,304,612
Accumulated net realized gains (losses) on investments	(25,304,048)
Net unrealized appreciation (depreciation) on investments	45,235,352

Net Assets	$131,721,475

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,707,178

Net Asset Value (offering and redemption price per share)	$35.53

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$3,947,640
Interest	32,723
Foreign tax withholding	(292,738)

Total Investment Income	3,687,625

Expenses:
Advisory fees	1,107,460
Management services fees	221,493
Administration fees	46,032
Transfer agency fees	48,992
Administrative services fees	473,114
Distribution fees	369,153
Custody fees	23,923
Fund accounting fees	66,086
Trustee fees	2,238
Compliance services fees	2,474
Other fees	95,881

Total Gross Expenses before reductions	2,456,846
Less Expenses reduced by the Advisor	(73,833)

Total Net Expenses	2,383,013

Net Investment Income (Loss)	1,304,612

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	9,671,807
Net realized gains (losses) on futures contracts	(60,474)
Change in net unrealized appreciation/depreciation on investments	3,106,070

Net Realized and Unrealized Gains (Losses) on Investments	12,717,403

Change in Net Assets Resulting from Operations	$14,022,015

See accompanying notes to the financial statements.

53

PROFUNDS VP
ProFund VP Europe 30

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,304,612	$2,790,426
Net realized gains (losses) on investments	9,611,333	4,363,692
Change in net unrealized appreciation/depreciation on investments	3,106,070	13,273,457

Change in net assets resulting from operations	14,022,015	20,427,575

Distributions to Shareholders From:
Net investment income	(2,790,426)	(492,626)
Net realized gains on investments	(1,137,286)	(2,816,012)

Change in net assets resulting from distributions	(3,927,712)	(3,308,638)

Capital Transactions:
Proceeds from shares issued	428,613,665	261,413,045
Dividends reinvested	3,927,712	3,308,638
Value of shares redeemed	(470,938,634)	(242,285,502)

Change in net assets resulting from capital transactions	(38,397,257)	22,436,181

Change in net assets	(28,302,954)	39,555,118
Net Assets:
Beginning of period	160,024,429	120,469,311

End of period	$131,721,475	$160,024,429

Accumulated net investment income (loss)	$1,304,612	$2,790,426

Share Transactions:
Issued	12,425,191	8,673,743
Reinvested	113,847	113,816
Redeemed	(13,834,466)	(8,094,139)

Change in shares	(1,295,428)	693,420

See accompanying notes to the financial statements.

54

PROFUNDS VP
ProFund VP Europe 30

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$31.99	$27.96	$28.28	$24.96	$18.01

Investment Activities:
Net investment income (loss)(a)	0.31	0.64	0.13	0.03	0.05
Net realized and unrealized gains (losses) on investments	4.33	4.18	2.14	3.53	6.92

Total income (loss) from investment activities	4.64	4.82	2.27	3.56	6.97

Distributions to Shareholders From:
Net investment income	(0.78)	(0.12)	(0.04)	(0.03)	(0.02)
Net realized gains on investments	(0.32)	(0.67)	(2.55)	(0.21)	—

Total distributions	(1.10)	(0.79)	(2.59)	(0.24)	(0.02)

Net Asset Value, End of Period	$35.53	$31.99	$27.96	$28.28	$24.96

Total Return	14.58%	17.51%	8.09%	14.32%	38.73%
Ratios to Average Net Assets:
Gross expenses	1.66%	1.69%	1.76%	1.78%	1.91%
Net expenses	1.61%	1.66%	1.76%	1.78%	1.91%
Net investment income (loss)	0.88%	2.12%	0.45%	0.12%	0.25%

Supplemental Data:
Net Assets, end of period (000’s)	$131,721	$160,024	$120,469	$140,608	$142,019
Portfolio turnover rate(b)	280%	172%	230%	319%	376%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

55

ProFund VP International

The ProFund VP International seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. Since the foreign markets are not open when this ProFund VP values its shares, it determines its success in meeting this daily investment objective by comparing its daily return on a given day with the market price performance of related futures contracts traded in the United States. For the period from fund inception, August 31, 2007, through December 31, 2007, the Fund had a total return of 2.27%, compared to a total return of 3.02%1 for the Index. For the period, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the U.S.-traded EAFE futures contract.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The MSCI EAFE Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Index has constituent companies from the following 21 countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. MSCI Index levels and the price of the related futures contracts are expressed in U.S. dollar terms and as such they should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Nokia (+75.25%), Telefonica (+42.50%), and Vodafone Group (+38.98%), while the bottom three performers in this group were Toyota Motor Corp (–22.68%), HSBC Holdings Corp (–4.44%) and GlaxoSmithKline (–0.78%).

As the ProFund VP International does not have more than six months of operating results, a line graph of a $10,000 investment or total return table are not presented.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The Index returns reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

56

PROFUNDS VP ProFund VP International

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP International seeks daily investment results, before fees and expenses that correspond to the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE).

Market Exposure
Investment Type	% of Net Assets

Swap Agreements	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Holdings

The ProFund VP International primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

MSCI EAFE Index - Composition
% of Index

United Kingdom	21%
Japan	20%
France	10%
Germany	9%
Switzerland	7%
Australia	6%
Netherlands	5%
Spain	4%
Italy	4%
Other	14%

PROFUNDS VP ProFund VP International	Schedule of Portfolio Investments December 31, 2007

U.S. Government Agency Obligations (20.1%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$97,000	$96,992

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $96,992)		96,992

Repurchase Agreements (80.1%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $97,022 (Collateralized by $101,000 of various U.S. Government Agency Obligations, 4.75% - 5.25%, 6/15/08-12/12/11, market value $101,447)	97,000	97,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $97,021 (Collateralized by $105,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $106,680)	97,000	97,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $96,022 (Collateralized by $98,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $98,695)	96,000	96,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $97,008 (Collateralized by $100,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $100,595)	97,000	97,000

TOTAL REPURCHASE AGREEMENTS
(Cost $387,000)		387,000

TOTAL INVESTMENT SECURITIES
(Cost $483,992)—100.2%		483,992
Net other assets (liabilities)—(0.2)%		(832)

NET ASSETS—100.0%		$483,160

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) expiring 1/29/08	$485,221	$2,578

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

See accompanying notes to the financial statements.

57

PROFUNDS VP ProFund VP International

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (Cost $96,992)	$96,992
Repurchase agreements, at cost	387,000

Total Investment Securities	483,992
Cash	181
Segregated cash balances with brokers for futures contracts	12
Segregated cash balances with custodian for swap agreements	3
Interest receivable	37
Unrealized gain on swap agreements	2,578
Receivable for capital shares issued	2,877

Total Assets	489,680

Liabilities:
Payable for capital shares redeemed	1,446
Advisory fees payable	1,214
Management services fees payable	162
Administration fees payable	34
Administrative services fees payable	1,279
Distribution fees payable	1,393
Transfer agency fees payable	119
Fund accounting fees payable	52
Compliance services fees payable	36
Other accrued expenses	785

Total Liabilities	6,520

Net Assets	$483,160

Net Assets consist of:
Capital	$1,053,174
Accumulated net investment income (loss)	18,878
Accumulated net realized gains (losses) on investments	(591,470)
Net unrealized appreciation (depreciation) on investments	2,578

Net Assets	$483,160

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	15,749

Net Asset Value (offering and redemption price per share)	$30.68

Statement of Operations
For the period August 31, 2007 through December 31, 2007(a)

Investment Income:
Interest	$28,302

Expenses:
Advisory fees	4,643
Management services fees	929
Administration fees	39
Transfer agency fees	209
Administrative services fees	1,402
Distribution fees	1,548
Custody fees	1,040
Fund accounting fees	50
Trustee fees	7
Compliance services fees	35
Other fees	944

Total Gross Expenses before reductions	10,846
Less Expenses reduced by the Advisor	(781)

Total Net Expenses	10,065

Net Investment Income (Loss)	18,237

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on futures contracts	(17,566)
Net realized gains (losses) on swap agreements	(573,904)
Change in net unrealized appreciation/depreciation on investments	2,578

Net Realized and Unrealized Gains (Losses) on Investments	(588,892)

Change in Net Assets Resulting from Operations	$(570,655)

(a)	Commencement of operations

See accompanying notes to the financial statements.

58

PROFUNDS VP ProFund VP International

Statement of Changes in Net Assets
For the period
August 31, 2007 through
December 31, 2007(a)

From Investment Activities:
Operations:
Net investment income (loss)	$18,237
Net realized gains (losses) on investments	(591,470)
Change in net unrealized appreciation/depreciation on investments	2,578

Change in net assets resulting from operations	(570,655)

Capital Transactions:
Proceeds from shares issued	11,125,476
Value of shares redeemed	(10,071,661)

Change in net assets resulting from capital transactions	1,053,815

Change in net assets	483,160
Net Assets:
Beginning of period	—

End of period	$483,160

Accumulated net investment income (loss)	$18,878

Share Transactions:
Issued	352,247
Redeemed	(336,498)

Change in shares	15,749

(a)	Commencement of operations

See accompanying notes to the financial statements.

59

PROFUNDS VP ProFund VP International

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
For the period
Aug. 31, 2007 through
Dec. 31, 2007(a)

Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.30
Net realized and unrealized gains (losses) on investments	0.38	(c)

Total income (loss) from investment activities	0.68

Net Asset Value, End of Period	$30.68

Total Return	2.27	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.76%
Net expenses(e)	1.63%
Net investment income (loss)(e)	2.95%

Supplemental Data:
Net assets, end of period (000’s)	$483
Portfolio turnover rate(f)	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

60

ProFund VP Emerging Markets

The ProFund VP Emerging Markets seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Bank of New York Emerging Markets 50 ADR® Index. For the period from fund inception, August 31, 2007, through December 31, 2007, the Fund had a total return of 17.07%, compared to a total return of 17.92%1 for the Index. For the period, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Bank of New York Emerging Markets 50 ADR Index is a free-float adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have Depositary Receipts that trade on a U.S. exchange or on the NASDAQ. The Index consists of companies from the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Israel, Russia, Indonesia, and Argentina. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the year, the top three performers were Petroleo Brasileiro (+131.41%), Companhia Vale do Rio Doce (+122.99%), and Companhia Vale do Rio Doce Class A Pref (+116.98%), while the bottom three performers in this group were Taiwan Semiconductor Manufacturing (–4.49%), America Movil (+40.65%), and Teva Pharmaceuticals (+50.98%).

As the ProFund VP Emerging Markets does not have more than six months of operating results, a line graph of a $10,000 investment or total return table are not presented.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The Index returns reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

61

PROFUNDS VP ProFund VP Emerging Markets

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Emerging Markets seeks daily investment results, before fees and expenses that correspond to the daily performance of the Bank of New York Emerging Markets 50 ADR Index.

Market Exposure
Investment Type	% of Net Assets

Swap Agreements	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Holdings

The ProFund VP Emerging Markets primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Bank of New York Emerging Markets 50 ADR Index - Composition
% of Index

Brazil	32%
China	22%
Korea	11%
Mexico	10%
Taiwan	7%
India	6%
South Africa	4%
Israel	3%
Russia	3%
Other	2%

PROFUNDS VP ProFund VP Emerging Markets	Schedule of Portfolio Investments December 31, 2007

U.S. Government Agency Obligations (21.7%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$721,000	$720,940

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $720,940)		720,940

Repurchase Agreements (86.6%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $721,164 (Collateralized by $740,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $742,757)	721,000	721,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $721,158 (Collateralized by $730,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $741,679)	721,000	721,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $717,165 (Collateralized by $674,000 Federal National Mortgage Association, 7.125%, 6/15/10, market value $731,605)	717,000	717,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $721,063 (Collateralized by $732,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $736,353)	721,000	721,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,880,000)		2,880,000

TOTAL INVESTMENT SECURITIES
(Cost $3,600,940)—108.3%		3,600,940
Net other assets (liabilities)—(8.3)%		(276,364)

NET ASSETS—100.0%		$3,324,576

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Bank of New York Emerging Markets 50 ADR Index expiring 1/29/08	$3,317,730	$(21,762)

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

See accompanying notes to the financial statements.

62

PROFUNDS VP ProFund VP Emerging Markets

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $720,940)	$720,940
Repurchase agreements, at cost	2,880,000

Total Investment Securities	3,600,940
Cash	804
Segregated cash balances with custodian for swap agreements	67
Interest receivable	275
Receivable for capital shares issued	254,443

Total Assets	3,856,529

Liabilities:
Payable for capital shares redeemed	498,366
Unrealized loss on swap agreements	21,762
Advisory fees payable	2,539
Management services fees payable	339
Administration fees payable	56
Administrative services fees payable	3,464
Distribution fees payable	3,570
Trustee fees payable	1
Transfer agency fees payable	314
Fund accounting fees payable	85
Compliance services fees payable	66
Other accrued expenses	1,391

Total Liabilities	531,953

Net Assets	$3,324,576

Net Assets consist of:
Capital	$3,289,497
Accumulated net investment income (loss)	53,952
Accumulated net realized gains (losses) on investments	2,889
Net unrealized appreciation (depreciation) on investments	(21,762)

Net Assets	$3,324,576

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	94,649

Net Asset Value (offering and redemption price per share)	$35.13

Statement of Operations
For the period August 31, 2007 through December 31, 2007(a)

Investment Income:
Interest	$78,506

Expenses:
Advisory fees	12,485
Management services fees	2,497
Administration fees	74
Transfer agency fees	587
Administrative services fees	4,020
Distribution fees	4,162
Custody fees	1,028
Fund accounting fees	83
Trustee fees	17
Compliance services fees	65
Printing and mailing fees	1,605
Other fees	1,417

Total Gross Expenses before reductions	28,040
Less Expenses reduced by the Advisor	(939)

Total Net Expenses	27,101

Net Investment Income (Loss)	51,405

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on swap agreements	2,889
Change in net unrealized appreciation/depreciation on investments	(21,762)

Net Realized and Unrealized Gains (Losses) on Investments	(18,873)

Change in Net Assets Resulting from Operations	$32,532

(a)	Commencement of operations

See accompanying notes to the financial statements.

63

PROFUNDS VP ProFund VP Emerging Markets

Statement of Changes in Net Assets
For the period
August 31, 2007 through
December 31, 2007(a)

From Investment Activities:
Operations:
Net investment income (loss)	$51,405
Net realized gains (losses) on investments	2,889
Change in net unrealized appreciation/depreciation on investments	(21,762)

Change in net assets resulting from operations	32,532

Capital Transactions:
Proceeds from shares issued	13,780,856
Value of shares redeemed	(10,488,812)

Change in net assets resulting from capital transactions	3,292,044

Change in net assets	3,324,576
Net Assets:
Beginning of period	—

End of period	$3,324,576

Accumulated net investment income (loss)	$53,952

Share Transactions:
Issued	403,944
Redeemed	(309,295)

Change in shares	94,649

(a)	Commencement of operations

See accompanying notes to the financial statements.

64

PROFUNDS VP ProFund VP Emerging Markets

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
For the period
Aug. 31, 2007 through
Dec. 31, 2007(a)

Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.35
Net realized and unrealized gains (losses) on investments	4.78	(c)

Total income (loss) from investment activities	5.13

Net Asset Value, End of Period	$35.13

Total Return	17.07	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.68%
Net expenses(e)	1.63%
Net investment income (loss)(e)	3.09%

Supplemental Data:
Net assets, end of period (000’s)	$3,325
Portfolio turnover rate(f)	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

65

ProFund VP Japan

The ProFund VP Japan seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. Since the Japanese markets are not open when this ProFund VP values its shares, it determines its success in meeting this investment objective by comparing its daily return on a given day with the market price performance of related futures contracts traded in the United States.

For the year ended December 31, 2007, the Fund had a total return of –9.99%, compared to a total return of –5.23% for the Index measured in unhedged USD terms, or –10.23% as measured in local (yen) terms.1 The U.S. dollar-denominated Nikkei futures contracts held in the fund are not directly impacted by the Dollar/Yen exchange rate, which may cause the fund to over or underperform versus the performance of the Nikkei 225 Stock Average measured in unhedged USD depending upon whether the dollar rises or falls in value versus the yen. In 2007, the Fund performed inline with the Index as measured in local (yen) terms. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the U.S.-traded U.S. dollar-denominated futures contract.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Nikkei 225 Stock Average is a modified price-weighted index of 225 large, actively traded Japanese stocks traded on the Tokyo Stock Exchange. The Index is computed and distributed by the Nihon Keizai Shimbun.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers in local (yen) terms were KDDI Corp (+4.26%), Softbank Corp (–0.13%), and Fanuc Ltd (–5.77%), while the bottom three performers in this group were Fast Retailing (–28.64%), Tokyo Electronics (–25.62%), and Canon (–20.97%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Japan from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Japan	5/1/02	–9.99%	14.05%	6.28%	1.66%	1.63%

Nikkei 225 Stock Average - USD terms	5/1/02	–5.23%	14.43%	8.32%	N/A	N/A

Nikkei 225 Stock Average - Local (yen) terms	5/1/02	–10.23%	13.34%	6.04%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. Unhedged U.S. dollar performance is calculated by converting U.S. dollars to yen at the beginning of the period and back to dollars at the end of the period. “Local (yen)” returns are theoretical Index returns experienced by local residents living in Japan. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

66

PROFUNDS VP ProFund VP Japan

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007
Investment Objective: The ProFund VP Japan seeks daily investment results, before fees and expenses that correspond to the daily performance of the Nikkei 225 Stock Average.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	98%
Option	NM

Total Exposure	98%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Holdings

The ProFund VP Japan primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Nikkei 225 Stock Average - Composition
% of Index

Industrial	28%
Consumer Cyclical	23%
Consumer Non-Cyclical	16%
Technology	9%
Financial	8%
Communications	8%
Basic Materials	6%
Energy	1%
Utilities	1%

PROFUNDS VP ProFund VP Japan	Schedule of Portfolio Investments December 31, 2007

U.S. Government Agency Obligations (18.8%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08	$4,727,000	$4,726,606

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $4,726,606)		4,726,606

Repurchase Agreements (75.3%)
HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $4,728,077 (Collateralized by $4,368,000 Federal National Mortgage Association, 7.25%, 1/15/10, market value $4,821,852)	4,727,000	4,727,000
Merrill Lynch, 3.95%, 1/2/08, dated 12/31/07, with a repurchase price of $4,728,037 (Collateralized by $4,750,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $4,825,993)	4,727,000	4,727,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $4,723,089 (Collateralized by $4,801,000 of various U.S. Treasury Securities, 4.00% - 4.125%, 11/3/09-4/15/10, market value $4,867,975)	4,722,000	4,722,000
UMB, 1.57%, 1/2/08, dated 12/31/07, with a repurchase price of $4,727,412 (Collateralized by $4,792,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $4,820,495)	4,727,000	4,727,000

TOTAL REPURCHASE AGREEMENTS
(Cost $18,903,000)		18,903,000

Options Purchased(NM)
	Contracts

Nikkei 225 Futures Put Option 9000 expiring March 2008	100	1,989

TOTAL OPTIONS PURCHASED
(Cost $2,899)		1,989

TOTAL INVESTMENT SECURITIES
(Cost $23,632,505)—94.1%		23,631,595
Net other assets (liabilities)—5.9%		1,470,179

NET ASSETS—100.0%		$25,101,774

NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Purchased
Unrealized
Appreciation
(Depreciation)

Nikkei 225 Futures Contract expiring March 2008 (Underlying face amount at value, $24,643,125)	325	$(1,452,013)

See accompanying notes to the financial statements.

67

PROFUNDS VP
ProFund VP Japan

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $4,729,505)	$4,728,595
Repurchase agreements, at cost	18,903,000

Total Investment Securities	23,631,595
Segregated cash balances with brokers for futures contracts	1,458,856
Interest receivable	1,808
Receivable for capital shares issued	325,473
Prepaid expenses	202

Total Assets	25,417,934

Liabilities:
Cash overdraft	4,214
Variation margin on futures contracts	268,125
Advisory fees payable	16,193
Management services fees payable	2,159
Administration fees payable	675
Administrative services fees payable	7,755
Distribution fees payable	5,597
Trustee fees payable	4
Transfer agency fees payable	1,513
Fund accounting fees payable	1,043
Compliance services fees payable	669
Other accrued expenses	8,213

Total Liabilities	316,160

Net Assets	$25,101,774

Net Assets consist of:
Capital	$30,802,016
Accumulated net investment income (loss)	1,770,821
Accumulated net realized gains (losses) on investments	(6,018,140)
Net unrealized appreciation (depreciation) on investments	(1,452,923)

Net Assets	$25,101,774

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,038,141

Net Asset Value (offering and redemption price per share)	$24.18

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$2,611,104

Expenses:
Advisory fees	386,732
Management services fees	77,347
Administration fees	16,165
Transfer agency fees	17,132
Administrative services fees	179,972
Distribution fees	128,911
Custody fees	6,530
Fund accounting fees	23,001
Trustee fees	878
Compliance services fees	857
Other fees	28,541

Total Gross Expenses before reductions	866,066
Less Expenses reduced by the Advisor	(25,783)

Total Net Expenses	840,283

Net Investment Income (Loss)	1,770,821

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(3,767)
Net realized gains (losses) on futures contracts	(478,181)
Change in net unrealized appreciation/depreciation on investments	(4,596,574)

Net Realized and Unrealized Gains (Losses) on Investments	(5,078,522)

Change in Net Assets Resulting from Operations	$(3,307,701)

See accompanying notes to the financial statements.

68

PROFUNDS VP
ProFund VP Japan

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,770,821	$2,406,260
Net realized gains (losses) on investments	(481,948)	(325,180)
Change in net unrealized appreciation/depreciation on investments	(4,596,574)	(1,538,978)

Change in net assets resulting from operations	(3,307,701)	542,102

Distributions to Shareholders From:
Net investment income	(2,406,260)	(616,089)
Net realized gains on investments	—	(18,291,662)

Change in net assets resulting from distributions	(2,406,260)	(18,907,751)

Capital Transactions:
Proceeds from shares issued	134,013,228	195,438,192
Dividends reinvested	2,406,260	18,907,751
Value of shares redeemed	(173,630,835)	(257,108,253)

Change in net assets resulting from capital transactions	(37,211,347)	(42,762,310)

Change in net assets	(42,925,308)	(61,127,959)
Net Assets:
Beginning of period	68,027,082	129,155,041

End of period	$25,101,774	$68,027,082

Accumulated net investment income (loss)	$1,770,821	$2,406,260

Share Transactions:
Issued	4,671,235	5,355,733
Reinvested	94,959	730,029
Redeemed	(6,107,463)	(7,005,385)

Change in shares	(1,341,269)	(919,623)

See accompanying notes to the financial statements.

69

PROFUNDS VP
ProFund VP Japan

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$28.59	$39.15	$27.62	$27.84	$21.96

Investment Activities:
Net investment income (loss)(a)	0.98	1.10	0.49	(0.21)	(0.28)
Net realized and unrealized gains (losses) on investments	(3.76)	1.77 (b)	11.04	2.20	6.16

Total income (loss) from investment activities	(2.78)	2.87	11.53	1.99	5.88

Distributions to Shareholders From:
Net investment income	(1.63)	(0.44)	—	—	—
Net realized gains on investments	—	(12.99)	—	(2.21)	—

Total distributions	(1.63)	(13.43)	—	(2.21)	—

Net Asset Value, End of Period	$24.18	$28.59	$39.15	$27.62	$27.84

Total Return	(9.99)%	10.86%	41.78%	7.56%	26.78%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.73%	1.83%	1.85%	1.95%
Net expenses	1.63%	1.70%	1.83%	1.85%	1.95%
Net investment income (loss)	3.44%	3.06%	1.52%	(0.72)%	(1.12)%

Supplemental Data:
Net assets, end of period (000’s)	$25,102	$68,027	$129,155	$27,659	$25,188
Portfolio turnover rate(c)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

70

ProFund VP UltraSmall-Cap

The ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the Russell 2000® Index. For the year ended December 31, 2007, the Fund had a total return of –13.21%, compared to a total return of –1.56%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were CF Industries Holdings (+329.97%), Terra Industries (+298.66%), and Priceline.com (+163.38%), while the bottom three performers in this group were Equinix Inc (+33.66%), Hologic Inc (+45.17%), and Inverness Medical Innovation (+45.17%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraSmall-Cap from October 18, 1999 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP UltraSmall-Cap	10/18/99	–13.21%	23.34%	4.31%	1.67%	1.63%

Russell 2000 Index	10/18/99	–1.56%	16.30%	9.39%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
21.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

71

PROFUNDS VP
ProFund VP UltraSmall-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses that correspond to twice the daily performance of the Russell 2000 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	72%
Futures Contracts	8%
Swap Agreements	120%

Total Exposure	200%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

CF Industries Holdings, Inc.	0.4%
Terra Industries, Inc.	0.3%
Priceline.com, Inc.	0.3%
FLIR Systems, Inc.	0.3%
Chipotle Mexican Grill, Inc.—Class B	0.3%

Russell 2000 Index - Composition
% of Index

Consumer Non-Cyclical	22%
Financial	19%
Industrial	15%
Consumer Cyclical	11%
Technology	10%
Communications	9%
Energy	6%
Basic Materials	5%
Utilities	3%

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks (72.2%)
	Shares	Value

3Com Corp.* (Telecommunications)	6,888	$31,134
AAR Corp.* (Aerospace/Defense)	672	25,556
Aaron Rents, Inc. (Commercial Services)	840	16,162
AbitibiBowater, Inc. (Forest Products & Paper)	504	10,387
ABM Industries, Inc. (Commercial Services)	924	18,840
Acco Brands Corp.* (Household Products/Wares)	924	14,821
ACI Worldwide, Inc.* (Software)	672	12,795
Actuant Corp.—Class A (Miscellaneous Manufacturing)	1,008	34,282
Acuity Brands, Inc. (Miscellaneous Manufacturing)	672	30,240
Adams Respiratory Therapeutics, Inc.* (Pharmaceuticals)	588	35,127
Administaff, Inc. (Commercial Services)	504	14,253
ADTRAN, Inc. (Telecommunications)	1,008	21,551
Advance America Cash Advance Centers, Inc. (Commercial Services)	1,344	13,655
Advanced Energy Industries, Inc.* (Electrical Components & Equipment)	756	9,888
Advanta Corp.—Class B (Diversified Financial Services)	756	6,101
Advisory Board Co.* (Commercial Services)	420	26,960
Aecom Technology Corp.* (Engineering & Construction)	756	21,599
Aeropostale, Inc.* (Retail)	1,092	28,938
AFC Enterprises, Inc.* (Retail)	1,008	11,411
Affymetrix, Inc.* (Biotechnology)	1,092	25,269
Aftermarket Technology Corp.* (Auto Parts & Equipment)	588	16,029
Agilysys, Inc. (Computers)	756	11,431
AirTran Holdings, Inc.* (Airlines)	1,680	12,029
Alaska Air Group, Inc.* (Airlines)	756	18,908
Alaska Communications Systems Group, Inc. (Telecommunications)	1,260	18,900
Albany International Corp.—Class A (Machinery-Diversified)	588	21,815
Alesco Financial, Inc. (REIT)	2,016	6,612
Alexandria Real Estate Equities, Inc. (REIT)	420	42,701
Alexion Pharmaceuticals, Inc.* (Biotechnology)	588	44,118
Align Technology, Inc.* (Healthcare-Products)	1,008	16,813
Alkermes, Inc.* (Pharmaceuticals)	1,764	27,501
Alliance One International, Inc.* (Agriculture)	2,016	8,205
Allscripts Healthcare Solutions, Inc.* (Software)	924	17,944
Alnylam Pharmaceuticals, Inc.* (Pharmaceuticals)	924	26,870
Alpha Natural Resources, Inc.* (Coal)	1,260	40,925
Alpharma, Inc.—Class A* (Pharmaceuticals)	756	15,233
AMAG Pharmaceuticals, Inc.* (Biotechnology)	252	15,153
Amedisys, Inc.* (Healthcare-Services)	504	24,454
AMERCO* (Trucking & Leasing)	252	16,551
American Axle & Manufacturing Holdings, Inc. (Auto Parts & Equipment)	840	15,641
American Campus Communities, Inc. (REIT)	840	22,554
American Commercial Lines, Inc.* (Transportation)	1,092	17,734
American Dental Partners, Inc.* (Healthcare-Services)	672	6,740
American Equity Investment Life Holding Co. (Insurance)	1,596	13,231
American Financial Realty Trust (REIT)	2,940	23,579
American Medical Systems Holdings, Inc.* (Healthcare-Products)	1,344	19,434
American Physicians Capital, Inc. (Insurance)	504	20,896
American Reprographics Co.* (Software)	588	9,690
American States Water Co. (Water)	924	34,816
American Superconductor Corp.* (Electrical Components & Equipment)	840	22,966
AmericanWest Bancorp (Banks)	1,260	22,214
AMERIGROUP Corp.* (Healthcare-Services)	924	33,680
Ameris Bancorp (Banks)	1,008	16,985
Ameristar Casinos, Inc. (Lodging)	588	16,194
Ameron International Corp. (Miscellaneous Manufacturing)	252	23,222
Amkor Technology, Inc.* (Semiconductors)	1,764	15,047
AMN Healthcare Services, Inc.* (Commercial Services)	756	12,981
ANADIGICS, Inc.* (Semiconductors)	1,176	13,606
Analogic Corp. (Electronics)	336	22,754
Anixter International, Inc.* (Telecommunications)	420	26,153
ANSYS, Inc.* (Software)	1,260	52,240
Anworth Mortgage Asset Corp. (REIT)	2,268	18,734
Apex Silver Mines, Ltd.ADR* (Mining)	1,008	15,362
Apogee Enterprises, Inc. (Building Materials)	672	11,498
Apollo Investment Corp. (Investment Companies)	1,512	25,780
Applera Corp.-Celera Genomics Group* (Biotechnology)	1,764	27,995

See accompanying notes to the financial statements.

72

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Applied Industrial Technologies, Inc. (Machinery-Diversified)	840	$24,377
Applied Micro Circuits Corp.* (Semiconductors)	1,596	13,949
Apria Healthcare Group, Inc.* (Healthcare-Services)	756	16,307
AptarGroup, Inc. (Miscellaneous Manufacturing)	1,092	44,674
Aquila, Inc.* (Electric)	7,728	28,825
Arbitron, Inc. (Commercial Services)	504	20,951
Arch Chemicals, Inc. (Chemicals)	588	21,609
Arena Pharmaceuticals, Inc.* (Biotechnology)	1,512	11,839
ARIAD Pharmaceuticals, Inc.* (Biotechnology)	2,772	11,781
Ariba, Inc.* (Internet)	1,848	20,605
Arlington Tankers, Ltd.ADR (Transportation)	1,008	22,307
Array BioPharma, Inc.* (Pharmaceuticals)	1,428	12,024
Arris Group, Inc.* (Telecommunications)	2,882	28,762
ArthroCare Corp.* (Healthcare-Products)	504	24,217
ArvinMeritor, Inc. (Auto Parts & Equipment)	1,344	15,765
Ashford Hospitality Trust (REIT)	2,268	16,307
Aspen Insurance Holdings, Ltd.ADR (Insurance)	1,428	41,183
Aspen Technology, Inc.* (Software)	1,596	25,887
Assisted Living Concepts, Inc.—Class A* (Healthcare-Services)	1,596	11,970
Assured Guaranty, Ltd.ADR (Insurance)	1,176	31,211
Astec Industries, Inc.* (Machinery-Construction & Mining)	420	15,620
Atheros Communications* (Telecommunications)	924	28,219
Atlas America, Inc. (Oil & Gas)	420	24,856
ATMI, Inc.* (Semiconductors)	672	21,672
ATP Oil & Gas Corp.* (Oil & Gas)	420	21,227
Atwood Oceanics, Inc.* (Oil & Gas)	420	42,101
Avid Technology, Inc.* (Software)	756	21,425
Avocent Corp.* (Internet)	924	21,538
Badger Meter, Inc. (Electronics)	672	30,206
Baldor Electric Co. (Hand/Machine Tools)	756	25,447
Bally Technologies, Inc.* (Entertainment)	1,008	50,118
Banco Latinoamericano de Exportaciones, S.A.—Class EADR (Banks)	1,008	16,440
BankFinancial Corp. (Savings & Loans)	1,680	26,578
Banner Corp. (Banks)	756	21,720
Barnes Group, Inc. (Miscellaneous Manufacturing)	840	28,048
Basic Energy Services, Inc.* (Oil & Gas Services)	840	18,438
Beacon Roofing Supply, Inc.* (Distribution/Wholesale)	1,008	8,487
BearingPoint, Inc.* (Commercial Services)	3,612	10,222
Beazer Homes USA, Inc. (Home Builders)	672	4,993
Belden, Inc. (Electrical Components & Equipment)	672	29,904
Belo Corp.—Class A (Media)	1,512	26,369
Benchmark Electronics, Inc.* (Electronics)	1,176	20,850
Berry Petroleum Co.—Class A (Oil & Gas)	672	29,870
Big 5 Sporting Goods Corp. (Retail)	756	10,902
Bill Barrett Corp.* (Oil & Gas)	504	21,102
Bio-Rad Laboratories, Inc.—Class A* (Biotechnology)	336	34,816
BioMarin Pharmaceutical, Inc.* (Pharmaceuticals)	1,680	59,472
BioMed Realty Trust, Inc. (REIT)	1,260	29,194
Blackbaud, Inc. (Software)	924	25,909
Blackboard, Inc.* (Software)	588	23,667
Blockbuster, Inc.—Class A* (Retail)	3,864	15,070
Blue Nile, Inc.* (Internet)	252	17,151
Bob Evans Farms, Inc. (Retail)	756	20,359
Borders Group, Inc. (Retail)	1,092	11,630
Borland Software Corp.* (Software)	2,940	8,849
Boston Private Financial Holdings, Inc. (Banks)	1,008	27,297
Bowne & Co., Inc. (Commercial Services)	1,008	17,741
Brady Corp.—Class A (Electronics)	840	29,476
Briggs & Stratton Corp. (Machinery-Diversified)	840	19,034
Bright Horizons Family Solutions, Inc.* (Commercial Services)	588	20,310
Brightpoint, Inc.* (Distribution/Wholesale)	1,008	15,483
Bristow Group, Inc.* (Transportation)	420	23,793
Brooks Automation, Inc.* (Semiconductors)	1,344	17,754
Brown Shoe Co., Inc. (Retail)	840	12,743
Brush Engineered Materials, Inc.* (Mining)	420	15,624
Buckeye Technologies, Inc.* (Forest Products & Paper)	1,176	14,700
Bucyrus International, Inc.—Class A (Machinery-Construction & Mining)	588	58,441
Buffalo Wild Wings, Inc.* (Retail)	336	7,802
CACI International, Inc.—Class A* (Computers)	504	22,564
Calamos Asset Management, Inc. (Diversified Financial Services)	756	22,514
California Water Service Group (Water)	924	34,206
Callaway Golf Co. (Leisure Time)	1,428	24,890
Capital City Bank Group, Inc. (Banks)	924	26,075
Capital Lease Funding, Inc. (REIT)	2,184	18,389
Carrizo Oil & Gas, Inc.* (Oil & Gas)	420	22,995
Carter’s, Inc.* (Apparel)	1,008	19,505
Cascade Corp. (Machinery-Diversified)	252	11,708
Casey’s General Stores, Inc. (Retail)	924	27,360
Cash America International, Inc. (Retail)	588	18,992
Cbeyond, Inc.* (Telecommunications)	420	16,376
CBRE Realty Finance, Inc. (REIT)	1,512	8,074
CBRL Group, Inc. (Retail)	504	16,325
Centene Corp.* (Healthcare-Services)	924	25,355
Centennial Bank Holdings, Inc.* (Banks)	2,856	16,508
Centerline Holding Co. (Diversified Financial Services)	1,260	9,601
Central European Distribution Corp.* (Distribution/Wholesale)	672	39,030
Central Garden & Pet Co.—Class A* (Household Products/Wares)	1,596	8,555
Central Vermont Public Service Corp. (Electric)	504	15,543
Century Aluminum Co.* (Mining)	420	22,655
Cenveo, Inc.* (Commercial Services)	1,008	17,610
Cepheid, Inc.* (Healthcare-Products)	1,260	33,201
Ceradyne, Inc.* (Miscellaneous Manufacturing)	420	19,711
CF Industries Holdings, Inc. (Chemicals)	840	92,450
Champion Enterprises, Inc.* (Home Builders)	1,512	14,243
Charlotte Russe Holding, Inc.* (Retail)	588	9,496
Charming Shoppes, Inc.* (Retail)	2,184	11,815
Charter Communications, Inc.—Class A* (Media)	6,888	8,059
Chattem, Inc.* (Cosmetics/Personal Care)	336	25,381
Checkpoint Systems, Inc.* (Electronics)	756	19,641
Chemed Corp. (Commercial Services)	420	23,470
Cherokee, Inc. (Apparel)	588	18,975
Chipotle Mexican Grill, Inc.—Class B* (Retail)	504	62,017
Chiquita Brands International, Inc.* (Food)	924	16,992
Christopher & Banks Corp. (Retail)	840	9,618
Cincinnati Bell, Inc.* (Telecommunications)	4,536	21,546
Cirrus Logic, Inc.* (Semiconductors)	2,100	11,088
Citadel Broadcasting Corp. (Media)	4,284	8,825
Citi Trends, Inc.* (Retail)	420	6,485
Citizens Republic Bancorp, Inc. (Banks)	1,512	21,939
CKE Restaurants, Inc. (Retail)	1,176	15,523
Clarcor, Inc. (Miscellaneous Manufacturing)	924	35,084
Cleco Corp. (Electric)	1,176	32,693
CMGI, Inc.* (Internet)	840	10,996
CNET Networks, Inc.* (Internet)	3,024	27,639
CoBiz Financial, Inc. (Banks)	1,344	19,985
Coeur d’Alene Mines Corp.* (Mining)	4,956	24,483
Cogent Communications Group, Inc.* (Internet)	840	19,916
Cognex Corp. (Machinery-Diversified)	1,008	20,311
Cohen & Steers, Inc. (Diversified Financial Services)	336	10,070
Cohu, Inc. (Semiconductors)	924	14,137

See accompanying notes to the financial statements.

73

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Coinstar, Inc.* (Commercial Services)	672	$18,917
Collective Brands, Inc.* (Retail)	1,008	17,529
Columbia Banking System, Inc. (Banks)	1,092	32,465
Community Trust Bancorp, Inc. (Banks)	840	23,125
Commvault Systems, Inc.* (Software)	924	19,570
Compass Minerals International, Inc. (Mining)	672	27,552
Complete Production Services, Inc.* (Oil & Gas Services)	756	13,585
Comstock Resources, Inc.* (Oil & Gas)	756	25,704
Comtech Telecommunications Corp.* (Telecommunications)	420	22,684
Conceptus, Inc.* (Healthcare-Products)	840	16,162
Concur Technologies, Inc.* (Software)	840	30,416
CONMED Corp.* (Healthcare-Products)	672	15,530
Consolidated Communications Holdings, Inc. (Telecommunications)	924	18,388
Consolidated Water Co., Ltd.ADR (Water)	924	23,276
Consolidated-Tomoka Land Co. (Real Estate)	336	21,060
Cooper Tire & Rubber Co. (Auto Parts & Equipment)	1,008	16,713
Corinthian Colleges, Inc.* (Commercial Services)	1,764	27,166
Corporate Office Properties Trust (REIT)	672	21,168
Corus Bankshares, Inc. (Banks)	1,092	11,652
CoStar Group, Inc.* (Commercial Services)	420	19,845
Crosstex Energy, Inc. (Oil & Gas)	840	31,282
CSG Systems International, Inc.* (Software)	840	12,365
CSK Auto Corp.* (Retail)	1,008	5,050
Cubist Pharmaceuticals, Inc.* (Pharmaceuticals)	1,092	22,397
Curtiss-Wright Corp. (Aerospace/Defense)	756	37,951
CV Therapeutics, Inc.* (Pharmaceuticals)	1,260	11,403
Cymer, Inc.* (Electronics)	588	22,891
Daktronics, Inc. (Electronics)	672	15,167
Darling International, Inc.* (Environmental Control)	1,764	20,392
Dawson Geophysical Co.* (Oil & Gas Services)	252	18,008
DCT Industrial Trust, Inc. (REIT)	3,192	29,717
DealerTrack Holdings, Inc.* (Internet)	588	19,680
Deckers Outdoor Corp.* (Apparel)	252	39,075
Deerfield Capital Corp. (REIT)	1,512	12,096
Delta Petroleum Corp.* (Oil & Gas)	1,176	22,168
Deluxe Corp. (Commercial Services)	840	27,628
DeVry, Inc. (Commercial Services)	1,008	52,376
DiamondRock Hospitality Co. (REIT)	1,764	26,425
Digi International, Inc.* (Software)	1,176	16,687
Digital Realty Trust, Inc. (REIT)	924	35,454
Digital River, Inc.* (Internet)	672	22,223
Dionex Corp.* (Electronics)	336	27,841
Dollar Thrifty Automotive Group, Inc.* (Commercial Services)	504	11,935
Dress Barn, Inc.* (Retail)	840	10,508
Drill-Quip, Inc.* (Oil & Gas Services)	420	23,377
DTS, Inc.* (Home Furnishings)	840	21,479
Dycom Industries, Inc.* (Engineering & Construction)	756	20,147
Eagle Bulk Shipping, Inc.ADR (Transportation)	1,008	26,762
EarthLink, Inc.* (Internet)	3,024	21,380
Eclipsys Corp.* (Software)	924	23,386
Edge Petroleum Corp.* (Oil & Gas)	1,008	5,977
Education Realty Trust, Inc. (REIT)	2,016	22,660
El Paso Electric Co.* (Electric)	1,092	27,922
Electronics for Imaging, Inc.* (Computers)	1,008	22,660
Elizabeth Arden, Inc.* (Cosmetics/Personal Care)	756	15,385
EMCOR Group, Inc.* (Engineering & Construction)	1,008	23,819
Empire District Electric Co. (Electric)	1,512	34,443
Employers Holdings, Inc. (Insurance)	1,260	21,055
EMS Technologies, Inc.* (Telecommunications)	924	27,942
Emulex Corp.* (Semiconductors)	1,344	21,934
Encore Acquisition Co.* (Oil & Gas)	924	30,834
Encore Wire Corp. (Electrical Components & Equipment)	588	9,361
Energy Conversion Devices, Inc.* (Electrical Components & Equipment)	672	22,613
EnergySouth, Inc. (Gas)	504	29,232
Ennis, Inc. (Household Products/Wares)	840	15,120
EnPro Industries, Inc.* (Miscellaneous Manufacturing)	420	12,873
Entegris, Inc.* (Semiconductors)	2,436	21,023
Entertainment Properties Trust (REIT)	504	23,688
Entravision Communications Corp.* (Media)	1,848	14,470
Enzon Pharmaceuticals, Inc.* (Biotechnology)	2,436	23,215
Epicor Software Corp.* (Software)	1,428	16,822
Equinix, Inc.* (Internet)	504	50,939
ESCO Technologies, Inc.* (Miscellaneous Manufacturing)	504	20,130
Euronet Worldwide, Inc.* (Commercial Services)	840	25,200
Evergreen Solar, Inc.* (Energy-Alternate Sources)	1,848	31,915
Excel Technology, Inc.* (Electronics)	840	22,764
EXCO Resources, Inc.* (Oil & Gas)	1,092	16,904
Exelixis, Inc.* (Biotechnology)	2,100	18,123
Exponent, Inc.* (Commercial Services)	924	24,985
Extra Space Storage, Inc. (REIT)	1,764	25,208
Federal Agricultural Mortgage Corp.—Class C (Diversified Financial Services)	588	15,476
FEI Co.* (Electronics)	672	16,686
FelCor Lodging Trust, Inc. (REIT)	1,176	18,334
Ferro Corp. (Chemicals)	924	19,155
Finisar Corp.* (Telecommunications)	5,040	7,308
First BanCorp (Banks)	1,764	12,860
First Financial Holdings, Inc. (Savings & Loans)	840	23,033
First Merchants Corp. (Banks)	1,176	25,684
First Place Financial Corp. (Savings & Loans)	1,092	15,277
First Potomac Realty Trust (REIT)	1,092	18,881
First State Bancorporation (Banks)	1,176	16,346
Fisher Communications, Inc.* (Media)	420	15,943
Fleetwood Enterprises, Inc.* (Home Builders)	1,764	10,549
FLIR Systems, Inc.* (Electronics)	2,016	63,101
Flow International Corp.* (Machinery-Diversified)	1,344	12,526
Flowers Foods, Inc. (Food)	1,260	29,497
Flushing Financial Corp. (Savings & Loans)	1,512	24,268
Force Protection, Inc.* (Auto Manufacturers)	1,092	5,111
FormFactor, Inc.* (Semiconductors)	756	25,024
Forward Air Corp. (Transportation)	756	23,565
Fossil, Inc.* (Household Products/Wares)	756	31,737
Foundry Networks, Inc.* (Telecommunications)	2,268	39,735
FPIC Insurance Group, Inc.* (Insurance)	504	21,662
Franklin Bank Corp. Houston* (Savings & Loans)	1,428	6,155
Fremont General Corp.* (Banks)	1,260	4,410
Friedman, Billings, Ramsey Group, Inc.—Class A (Diversified Financial Services)	3,360	10,550
FTI Consulting, Inc.* (Commercial Services)	672	41,422
Fuel Tech, Inc.* (Environmental Control)	504	11,416
FuelCell Energy, Inc.* (Energy-Alternate Sources)	1,932	19,165
Fuller (H.B.) Co. (Chemicals)	1,008	22,630
Gartner Group, Inc.* (Commercial Services)	1,176	20,651
Gaylord Entertainment Co.* (Lodging)	672	27,196
Gemstar-TV Guide International, Inc.* (Media)	4,788	22,791
Genco Shipping & Trading, Ltd.ADR (Transportation)	420	22,999
GenCorp, Inc.* (Aerospace/Defense)	1,596	18,609
General Communication, Inc.—Class A* (Telecommunications)	1,428	12,495
Genesco, Inc.* (Retail)	420	15,876
Genesee & Wyoming, Inc.—Class A* (Transportation)	756	18,273
GeoEye, Inc.* (Telecommunications)	756	25,439
Georgia Gulf Corp. (Chemicals)	840	5,561
Gevity HR, Inc. (Commercial Services)	756	5,814
Gladstone Capital Corp. (Investment Companies)	1,008	17,136

See accompanying notes to the financial statements.

74

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

GMH Communities Trust (REIT)	2,016	$11,128
Golden Telecom, Inc.* (Telecommunications)	336	33,919
Goodman Global, Inc.* (Building Materials)	840	20,614
GrafTech International, Ltd.* (Electrical Components & Equipment)	1,680	29,820
Granite Construction, Inc. (Engineering & Construction)	504	18,235
Great Wolf Resorts, Inc.* (Entertainment)	1,512	14,833
Greatbatch, Inc.* (Electrical Components & Equipment)	588	11,754
Greenhill & Co., Inc. (Diversified Financial Services)	336	22,337
Greif Brothers Corp.—Class A (Packaging & Containers)	504	32,946
Grey Wolf, Inc.* (Oil & Gas)	3,108	16,566
Group 1 Automotive, Inc. (Retail)	504	11,970
GulfMark Offshore, Inc.* (Transportation)	420	19,652
Haemonetics Corp.* (Healthcare-Products)	504	31,762
Harleysville National Corp. (Banks)	1,596	23,254
Harvest Natural Resources, Inc.* (Oil & Gas)	1,512	18,900
Haynes International, Inc.* (Metal Fabricate/Hardware)	252	17,514
HealthExtras, Inc.* (Pharmaceuticals)	672	17,526
HEALTHSOUTH Corp.* (Healthcare-Services)	1,344	28,224
Healthways, Inc.* (Healthcare-Services)	588	34,363
Hecla Mining Co.* (Mining)	2,100	19,635
HEICO Corp. (Aerospace/Defense)	672	36,611
Heidrick & Struggles International, Inc. (Commercial Services)	420	15,586
Helen of Troy, Ltd.ADR* (Household Products/Wares)	672	11,518
Hercules Offshore, Inc.* (Oil & Gas Services)	504	11,985
Hercules Technology Growth Capital, Inc. (Investment Companies)	1,680	20,866
Hercules, Inc. (Chemicals)	1,848	35,759
Herman Miller, Inc. (Office Furnishings)	924	29,928
Hersha Hospitality Trust (REIT)	2,100	19,950
Hexcel Corp.* (Aerospace/Defense Equipment)	1,596	38,751
Hibbett Sports, Inc.* (Retail)	756	15,105
Highwoods Properties, Inc. (REIT)	924	27,147
Hilb, Rogal, and Hobbs Co. (Insurance)	588	23,855
Hologic, Inc.* (Healthcare-Products)	840	57,658
Horizon Lines, Inc.—Class A (Transportation)	756	14,092
Hornbeck Offshore Services, Inc.* (Oil & Gas Services)	420	18,879
Hub Group, Inc.—Class A* (Transportation)	756	20,094
Hudson Highland Group, Inc.* (Commercial Services)	672	5,652
Human Genome Sciences, Inc.* (Biotechnology)	2,688	28,063
Huron Consulting Group, Inc.* (Commercial Services)	336	27,092
Iconix Brand Group, Inc.* (Apparel)	1,008	19,817
IDACORP, Inc. (Electric)	924	32,543
IHS, Inc.—Class A* (Computers)	588	35,609
II-VI, Inc.* (Electronics)	588	17,963
IKON Office Solutions, Inc. (Office/Business Equipment)	1,848	24,061
Illumina, Inc.* (Biotechnology)	840	49,778
Imation Corp. (Computers)	672	14,112
Immucor, Inc.* (Healthcare-Products)	1,092	37,117
Independent Bank Corp. (Banks)	840	22,865
Independent Bank Corp. (Banks)	1,344	12,768
Infinity Property & Casualty Corp. (Insurance)	504	18,210
Informatica Corp.* (Software)	1,596	28,760
Infospace, Inc. (Internet)	840	15,792
Ingles Markets, Inc.—Class A (Food)	504	12,797
Innospec, Inc. (Chemicals)	672	11,532
Insight Enterprises, Inc.* (Retail)	1,008	18,386
Insituform Technologies, Inc.—Class A* (Engineering & Construction)	840	12,432
Integra Bank Corp. (Banks)	1,260	17,779
Interactive Brokers Group, Inc.—Class A* (Diversified Financial Services)	840	27,149
InterDigital, Inc.* (Telecommunications)	840	19,597
Interface, Inc.—Class A (Office Furnishings)	1,176	19,192
Interline Brands, Inc.* (Building Materials)	672	14,724
Intermec, Inc.* (Machinery-Diversified)	1,092	22,179
InterMune, Inc.* (Biotechnology)	588	7,838
Internap Network Services Corp.* (Internet)	1,008	8,397
International Coal Group, Inc.* (Coal)	2,688	14,408
Interwoven, Inc.* (Internet)	1,260	17,917
inVentiv Health, Inc.* (Advertising)	588	18,204
Inverness Medical Innovations, Inc.* (Healthcare-Products)	756	42,472
ION Geophysical Corp.* (Oil & Gas Services)	1,260	19,883
IPC Holdings, Ltd.ADR (Insurance)	1,092	31,526
iPCS, Inc. (Telecommunications)	588	21,162
Isis Pharmaceuticals, Inc.* (Pharmaceuticals)	1,848	29,106
ITC Holdings Corp. (Electric)	840	47,393
Itron, Inc.* (Electronics)	504	48,369
J. Crew Group, Inc.* (Retail)	588	28,347
j2 Global Communications, Inc.* (Internet)	924	19,561
Jack Henry & Associates, Inc. (Computers)	1,260	30,668
Jack in the Box, Inc.* (Retail)	1,008	25,976
Jackson Hewitt Tax Service, Inc. (Commercial Services)	672	21,336
JAKKS Pacific, Inc.* (Toys/Games/Hobbies)	672	15,866
Jamba, Inc.* (Retail)	1,680	6,216
Jer Investors Trust, Inc. (REIT)	1,344	14,475
JetBlue Airways Corp.* (Airlines)	2,688	15,859
Jo-Ann Stores, Inc.* (Retail)	504	6,592
Jos. A. Bank Clothiers, Inc.* (Retail)	420	11,949
K-V Pharmaceutical Co.* (Pharmaceuticals)	756	21,576
Kadant, Inc.* (Machinery-Diversified)	588	17,446
Kaiser Aluminum Corp. (Mining)	252	20,029
Kaman Corp. (Aerospace/Defense)	672	24,736
Kaydon Corp. (Metal Fabricate/Hardware)	504	27,488
KBW, Inc.* (Diversified Financial Services)	588	15,047
KEMET Corp.* (Electronics)	2,268	15,037
Kenexa Corp.* (Commercial Services)	504	9,788
Kindred Healthcare, Inc.* (Healthcare-Services)	504	12,590
KNBT Bancorp, Inc. (Savings & Loans)	1,932	29,791
Knight Capital Group, Inc.—Class A* (Diversified Financial Services)	1,764	25,402
Knight Transportation, Inc. (Transportation)	1,176	17,417
Knightsbridge Tankers, Ltd.ADR (Transportation)	672	16,229
Knoll, Inc. (Office Furnishings)	924	15,181
Korn/Ferry International* (Commercial Services)	840	15,809
Kulicke & Soffa Industries, Inc.* (Semiconductors)	1,680	11,525
L-1 Identity Solutions, Inc.* (Electronics)	1,092	19,601
Laclede Group, Inc. (Gas)	1,176	40,266
Lance, Inc. (Food)	840	17,153
LandAmerica Financial Group, Inc. (Insurance)	252	8,429
Landauer, Inc. (Commercial Services)	504	26,132
LaSalle Hotel Properties (REIT)	756	24,116
Lattice Semiconductor Corp.* (Semiconductors)	3,108	10,101
Lawson Software, Inc.* (Software)	2,436	24,945
Layne Christensen Co.* (Engineering & Construction)	420	20,668
LCA-Vision, Inc. (Healthcare-Products)	420	8,387
Leapfrog Enterprises, Inc.* (Toys/Games/Hobbies)	1,512	10,176
Lear Corp.* (Auto Parts & Equipment)	1,176	32,528
Lee Enterprises, Inc. (Media)	1,008	14,767
Life Time Fitness, Inc.* (Leisure Time)	504	25,039
LifeCell Corp.* (Biotechnology)	672	28,970

See accompanying notes to the financial statements.

75

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Ligand Pharmaceuticals, Inc.—Class B (Pharmaceuticals)	2,184	$10,549
Lin TV Corp.—Class A* (Media)	756	9,201
Littelfuse, Inc.* (Electrical Components & Equipment)	504	16,612
Live Nation, Inc.* (Commercial Services)	1,092	15,856
LKQ Corp.* (Distribution/Wholesale)	2,016	42,376
LodgeNet Entertainment Corp.* (Media)	588	10,255
Longs Drug Stores Corp. (Retail)	504	23,688
LoopNet, Inc.* (Internet)	756	10,622
LTC Properties, Inc. (REIT)	1,176	29,459
Luminex Corp.* (Healthcare-Products)	1,260	20,462
M&F Worldwide Corp.* (Food)	252	13,570
Macrovision Corp.* (Entertainment)	924	16,937
Magellan Health Services, Inc.* (Healthcare-Services)	672	31,335
Maguire Properties, Inc. (REIT)	756	22,279
Manhattan Associates, Inc.* (Computers)	672	17,714
MannKind Corp.* (Pharmaceuticals)	1,092	8,692
Mariner Energy, Inc.* (Oil & Gas)	1,428	32,673
Martek Biosciences Corp.* (Biotechnology)	840	24,847
Marvel Entertainment, Inc.* (Toys/Games/Hobbies)	1,008	26,924
MasTec, Inc.* (Telecommunications)	1,092	11,106
Matria Healthcare, Inc.* (Healthcare-Services)	504	11,980
Matrix Service Co.* (Oil & Gas Services)	588	12,830
Matthews International Corp.—Class A (Miscellaneous Manufacturing)	672	31,497
Mattson Technology, Inc.* (Semiconductors)	1,596	13,662
Max Capital Group, Ltd.ADR (Insurance)	1,176	32,916
MAXIMUS, Inc. (Commercial Services)	420	16,216
McCormick & Schmick’s Seafood Restaurants, Inc.* (Retail)	840	10,021
MCG Capital Corp. (Investment Companies)	1,512	17,524
McGrath Rentcorp (Commercial Services)	672	17,304
Medarex, Inc.* (Pharmaceuticals)	2,100	21,882
Mediacom Communications Corp.—Class A* (Media)	1,848	8,482
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	924	23,996
Mentor Corp. (Healthcare-Products)	672	26,275
Mentor Graphics Corp.* (Computers)	1,596	17,205
Meridian Bioscience, Inc. (Healthcare-Products)	924	27,794
Meritage Homes Corp.* (Home Builders)	504	7,343
Metal Management, Inc. (Environmental Control)	420	19,123
Methode Electronics, Inc. (Electronics)	1,092	17,952
MGE Energy, Inc. (Electric)	924	32,774
MGI Pharma, Inc.* (Pharmaceuticals)	1,344	54,472
Micros Systems, Inc.* (Computers)	672	47,147
Microsemi Corp.* (Semiconductors)	1,260	27,896
MicroStrategy, Inc.—Class A* (Software)	168	15,977
Midas, Inc.* (Commercial Services)	840	12,314
MKS Instruments, Inc.* (Semiconductors)	924	17,685
Mobile Mini, Inc.* (Storage/Warehousing)	756	14,016
Monaco Coach Corp. (Home Builders)	1,176	10,443
Monarch Casino & Resort, Inc.* (Lodging)	588	14,159
Montpelier Re Holdings, Ltd.ADR (Insurance)	1,848	31,434
Moog, Inc.—Class A* (Aerospace/Defense)	672	30,784
MPS Group, Inc.* (Commercial Services)	1,848	20,217
MSC. Software Corp.* (Software)	1,260	16,367
Mueller Industries, Inc. (Metal Fabricate/Hardware)	756	21,916
Mueller Water Products, Inc.—Class A (Metal Fabricate/Hardware)	2,184	20,792
MVC Capital, Inc. (Investment Companies)	924	14,913
Myriad Genetics, Inc.* (Biotechnology)	756	35,093
Nara Bancorp, Inc. (Banks)	1,344	15,684
Nash Finch Co. (Food)	336	11,854
NATCO Group, Inc.—Class A* (Oil & Gas Services)	420	22,743
National CineMedia, Inc. (Entertainment)	924	23,294
National Financial Partners (Diversified Financial Services)	672	30,650
Nationwide Health Properties, Inc. (REIT)	1,428	44,839
NCI Building Systems, Inc.* (Building Materials)	420	12,092
Nektar Therapeutics* (Biotechnology)	1,764	11,836
Net 1 UEPS Technologies, Inc.* (Commercial Services)	756	22,196
Netflix, Inc.* (Internet)	924	24,597
NETGEAR, Inc.* (Telecommunications)	672	23,970
NewAlliance Bancshares, Inc. (Savings & Loans)	2,100	24,192
NGP Capital Resources Co. (Investment Companies)	1,260	19,694
Nicor, Inc. (Gas)	756	32,017
Nordson Corp. (Machinery-Diversified)	588	34,080
North Pittsburgh Systems, Inc. (Telecommunications)	840	19,060
NorthStar Realty Finance Corp. (REIT)	1,680	14,986
Novatel Wireless, Inc.* (Telecommunications)	588	9,526
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	672	9,327
NTELOS Holdings Corp. (Telecommunications)	672	19,952
Nuance Communications, Inc.* (Software)	2,100	39,228
NuVasive, Inc.* (Healthcare-Products)	840	33,197
O’Charley’s, Inc. (Retail)	1,008	15,100
Oil States International, Inc.* (Oil & Gas Services)	756	25,795
Old Dominion Freight Line, Inc.* (Transportation)	672	15,530
Olin Corp. (Chemicals)	1,344	25,980
OM Group, Inc.* (Chemicals)	504	29,000
OMEGA Healthcare Investors, Inc. (REIT)	1,764	28,312
Omnicell, Inc.* (Software)	840	22,621
OmniVision Technologies, Inc.* (Semiconductors)	1,092	17,090
ON Semiconductor Corp.* (Semiconductors)	3,696	32,820
Onyx Pharmaceuticals, Inc.* (Pharmaceuticals)	840	46,721
optionsXpress Holdings, Inc. (Diversified Financial Services)	840	28,409
OraSure Technologies, Inc.* (Healthcare-Products)	2,268	20,163
Orbital Sciences Corp.* (Aerospace/Defense)	1,092	26,776
Orthofix International N.V.ADR* (Healthcare-Products)	420	24,347
OSI Pharmaceuticals, Inc.* (Pharmaceuticals)	1,008	48,898
OSI Systems, Inc.* (Electronics)	588	15,564
Owens & Minor, Inc. (Distribution/Wholesale)	756	32,077
P.F. Chang’s China Bistro, Inc.* (Retail)	588	13,430
Pacer International, Inc. (Transportation)	840	12,264
Pacific Sunwear of California, Inc.* (Retail)	1,176	16,593
PAETEC Holding Corp.* (Telecommunications)	1,596	15,561
Palm, Inc. (Computers)	1,680	10,651
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	672	16,128
Parallel Petroleum Corp.* (Oil & Gas)	840	14,809
Parametric Technology Corp.* (Software)	1,764	31,487
PAREXEL International Corp.* (Commercial Services)	504	24,343
Parker Drilling Co.* (Oil & Gas)	2,016	15,221
Peet’s Coffee & Tea, Inc.* (Beverages)	840	24,419
Penn Virginia Corp. (Oil & Gas)	588	25,654
Performance Food Group Co.* (Food)	756	20,314
Perini Corp.* (Engineering & Construction)	420	17,396
Perot Systems Corp.—Class A* (Computers)	1,428	19,278
Perrigo Co. (Pharmaceuticals)	1,428	49,994
Petrohawk Energy Corp.* (Oil & Gas)	2,604	45,075
PetroQuest Energy, Inc.* (Oil & Gas)	1,092	15,616
Pharmion Corp.* (Pharmaceuticals)	504	31,681
Phase Forward, Inc.* (Software)	1,008	21,924
PHH Corp.* (Commercial Services)	924	16,299
PHI, Inc.* (Transportation)	672	20,845
Pier 1 Imports, Inc.* (Retail)	2,100	10,983
Pilgrim’s Pride Corp. (Food)	672	19,454

See accompanying notes to the financial statements.

76

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Pinnacle Entertainment, Inc.* (Entertainment)	1,008	$23,748
Pinnacle Financial Partners, Inc.* (Banks)	1,008	25,623
Piper Jaffray* (Diversified Financial Services)	420	19,454
Plantronics, Inc. (Telecommunications)	840	21,840
Platinum Underwriters Holdings, Ltd.ADR (Insurance)	1,008	35,844
Plexus Corp.* (Electronics)	840	22,058
PMA Capital Corp.—Class A* (Insurance)	2,016	16,572
PMC-Sierra, Inc.* (Semiconductors)	3,696	24,172
PNM Resources, Inc. (Electric)	1,344	28,829
Polaris Industries, Inc. (Leisure Time)	672	32,101
Polycom, Inc.* (Telecommunications)	1,344	37,336
PolyOne Corp.* (Chemicals)	2,352	15,476
Portfolio Recovery Associates, Inc. (Diversified Financial Services)	336	13,329
Post Properties, Inc. (REIT)	672	23,601
Potlatch Corp. (Forest Products & Paper)	756	33,597
Powerwave Technologies, Inc.* (Telecommunications)	2,688	10,833
Preferred Bank (Banks)	672	17,485
Presidential Life Corp. (Insurance)	1,092	19,121
Priceline.com, Inc.* (Internet)	588	67,538
PRIMEDIA, Inc. (Media)	924	7,854
ProAssurance Corp.* (Insurance)	588	32,293
Progress Software Corp.* (Software)	756	25,462
Prospect Capital Corp. (Investment Companies)	1,092	14,251
Provident New York Bancorp (Savings & Loans)	1,932	24,961
PSS World Medical, Inc.* (Healthcare-Products)	1,260	24,658
Psychiatric Solutions, Inc.* (Healthcare-Services)	924	30,030
Quanex Corp. (Metal Fabricate/Hardware)	588	30,517
Quantum Corp.* (Computers)	5,208	14,010
Quest Software, Inc.* (Software)	1,260	23,234
Quiksilver, Inc.* (Apparel)	2,100	18,018
RAIT Financial Trust (REIT)	1,092	9,413
Ralcorp Holdings, Inc.* (Food)	504	30,638
Raven Industries, Inc. (Miscellaneous Manufacturing)	504	19,349
RBC Bearings, Inc.* (Metal Fabricate/Hardware)	504	21,904
RC2 Corp.* (Toys/Games/Hobbies)	504	14,147
RealNetworks, Inc.* (Internet)	2,184	13,301
Realty Income Corp. (REIT)	1,680	45,394
Red Robin Gourmet Burgers, Inc.* (Retail)	504	16,123
Reddy Ice Holdings, Inc. (Miscellaneous Manufacturing)	756	19,134
Regal-Beloit Corp. (Hand/Machine Tools)	504	22,655
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	1,176	28,400
Regis Corp. (Retail)	756	21,138
Renasant Corp. (Banks)	1,008	21,743
Rent-A-Center, Inc.* (Commercial Services)	1,176	17,076
Resource Capital Corp. (REIT)	1,344	12,513
Resources Connection, Inc. (Commercial Services)	840	15,254
RF Micro Devices, Inc.* (Telecommunications)	3,360	19,186
Rimage Corp.* (Computers)	588	15,259
Robbins & Myers, Inc. (Machinery-Diversified)	336	25,412
Rock-Tenn Co.—Class A (Forest Products & Paper)	672	17,076
Rofin-Sinar Technologies, Inc.* (Electronics)	672	32,330
Rosetta Resources, Inc.* (Oil & Gas)	1,008	19,989
RTI International Metals, Inc.* (Mining)	336	23,160
Rudolph Technologies, Inc.* (Semiconductors)	1,008	11,411
Rush Enterprises, Inc.* (Retail)	1,092	19,853
Russ Berrie and Co., Inc.* (Household Products/Wares)	924	15,117
SAIC, Inc.* (Commercial Services)	1,596	32,111
Sally Beauty Holdings, Inc.* (Retail)	1,764	15,964
Sanderson Farms, Inc. (Food)	420	14,188
Sandy Spring Bancorp, Inc. (Banks)	840	23,369
Sapient Corp.* (Internet)	2,016	17,761
Savient Pharmaceuticals, Inc.* (Biotechnology)	1,176	27,013
SAVVIS, Inc.* (Telecommunications)	504	14,067
ScanSource, Inc.* (Distribution/Wholesale)	672	21,739
Schnitzer Steel Industries, Inc.—Class A (Iron/Steel)	420	29,035
Scholastic Corp.* (Media)	756	26,377
Schweitzer-Mauduit International, Inc. (Forest Products & Paper)	672	17,412
Sciele Pharma, Inc.* (Pharmaceuticals)	756	15,460
Seabright Insurance Holdings* (Insurance)	1,176	17,734
Seacoast Banking Corp. of Florida (Banks)	1,092	11,226
Security Bank Corp. (Banks)	1,176	10,749
Select Comfort Corp.* (Retail)	1,008	7,066
Selective Insurance Group, Inc. (Insurance)	1,176	27,036
Semtech Corp.* (Semiconductors)	1,428	22,163
Senior Housing Properties Trust (REIT)	1,512	34,292
Senomyx, Inc.* (Commercial Services)	1,092	8,179
Signature Bank* (Banks)	672	22,680
Silgan Holdings, Inc. (Packaging & Containers)	420	21,815
Silicon Image, Inc.* (Semiconductors)	1,932	8,733
Sinclair Broadcast Group, Inc.—Class A (Media)	1,260	10,345
SiRF Technology Holdings, Inc.* (Semiconductors)	924	23,220
Skilled Healthcare Group, Inc.—Class A* (Healthcare-Services)	1,092	15,976
SkyWest, Inc. (Airlines)	1,008	27,065
Skyworks Solutions, Inc.* (Semiconductors)	2,940	24,990
Smart Modular Technologies (WWH), Inc.ADR* (Computers)	1,008	10,261
Sohu.com, Inc.* (Internet)	588	32,058
Sonic Corp.* (Retail)	1,260	27,594
SONICWALL, Inc.* (Internet)	1,932	20,711
SonoSite, Inc.* (Healthcare-Products)	588	19,798
Sonus Networks, Inc.* (Telecommunications)	4,032	23,507
Sotheby’s (Commercial Services)	1,008	38,405
Southwest Bancorp, Inc. (Banks)	1,008	18,477
Spansion, Inc.—Class A* (Semiconductors)	1,680	6,602
Spartan Motors, Inc. (Auto Parts & Equipment)	756	5,776
Spartan Stores, Inc. (Food)	588	13,436
Spartech Corp. (Chemicals)	672	9,475
Spherion Corp.* (Commercial Services)	1,764	12,842
SPSS, Inc.* (Software)	420	15,082
Stage Stores, Inc. (Retail)	924	13,675
Standard Microsystems Corp.* (Semiconductors)	588	22,973
Standard Pacific Corp. (Home Builders)	1,176	3,940
Standex International Corp. (Miscellaneous Manufacturing)	924	16,124
Steiner Leisure, Ltd.ADR* (Commercial Services)	420	18,547
STERIS Corp. (Healthcare-Products)	1,092	31,493
Sterling Financial Corp. (Savings & Loans)	1,008	16,924
Steven Madden, Ltd.* (Apparel)	588	11,760
Stewart Enterprises, Inc.—Class A (Commercial Services)	2,436	21,680
Stifel Financial Corp.* (Diversified Financial Services)	336	17,664
Stone Energy Corp.* (Oil & Gas)	588	27,583
Strategic Hotels & Resorts, Inc. (REIT)	1,344	22,485
Strayer Education, Inc. (Commercial Services)	252	42,986
Suffolk Bancorp (Banks)	756	23,217
Sunrise Assisted Living, Inc.* (Healthcare-Services)	756	23,194
Sunstone Hotel Investors, Inc. (REIT)	1,176	21,509
Superior Bancorp* (Banks)	2,520	13,532
Superior Essex, Inc.* (Electrical Components & Equipment)	504	12,096
SureWest Communications (Telecommunications)	672	11,491
Swift Energy Co.* (Oil & Gas)	504	22,231
Sybase, Inc.* (Software)	1,344	35,065
Symmetricom, Inc.* (Telecommunications)	1,932	9,100
Synaptics, Inc.* (Computers)	504	20,745
Take-Two Interactive Software, Inc.* (Software)	1,260	23,247
Taser International, Inc.* (Electronics)	1,344	19,340

See accompanying notes to the financial statements.

77

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Technitrol, Inc. (Electronics)	756	$21,606
Tekelec* (Telecommunications)	1,176	14,700
Teledyne Technologies, Inc.* (Aerospace/Defense)	588	31,358
TeleTech Holdings, Inc.* (Commercial Services)	672	14,293
Tempur-Pedic International, Inc. (Home Furnishings)	1,260	32,722
Tenneco Automotive, Inc.* (Auto Parts & Equipment)	840	21,899
Terra Industries, Inc.* (Chemicals)	1,512	72,213
Tessera Technologies, Inc.* (Semiconductors)	756	31,450
Tetra Tech, Inc.* (Environmental Control)	1,092	23,478
Texas Capital Bancshares, Inc.* (Banks)	1,008	18,396
Texas Industries, Inc. (Building Materials)	420	29,442
The Children’s Place Retail Stores, Inc.* (Retail)	420	10,891
The Commerce Group, Inc. (Insurance)	924	33,245
The Genlyte Group, Inc.* (Building Materials)	420	39,984
The Geo Group, Inc.* (Commercial Services)	924	25,872
The Gymboree Corp.* (Apparel)	588	17,910
The Hain Celestial Group, Inc.* (Food)	840	26,880
The Medicines Co.* (Pharmaceuticals)	1,008	19,313
The Men’s Wearhouse, Inc. (Retail)	840	22,663
The Middleby Corp.* (Machinery-Diversified)	336	25,744
The Pantry, Inc.* (Retail)	420	10,975
The Pep Boys-Manny, Moe & Jack (Retail)	840	9,643
The Phoenix Cos., Inc. (Insurance)	2,184	25,924
The Spectranetics Corp.* (Healthcare-Products)	1,512	23,179
The Steak n Shake Co.* (Retail)	1,428	15,565
The Timberland Co.—Class A* (Apparel)	924	16,706
The TriZetto Group, Inc.* (Internet)	1,008	17,509
The Ultimate Software Group, Inc.* (Software)	672	21,148
The Warnaco Group, Inc.* (Apparel)	840	29,232
Thoratec Corp.* (Healthcare-Products)	1,092	19,863
THQ, Inc.* (Software)	1,008	28,416
Tibco Software, Inc.* (Internet)	3,360	27,115
TICC Capital Corp. (Investment Companies)	1,428	13,180
TierOne Corp. (Savings & Loans)	588	13,024
Time Warner Telecom, Inc.—Class A* (Telecommunications)	2,184	44,313
Titan International, Inc. (Auto Parts & Equipment)	504	15,755
TiVo, Inc.* (Home Furnishings)	2,688	22,418
TNS, Inc. (Commercial Services)	1,344	23,856
TreeHouse Foods, Inc.* (Food)	756	17,380
Triarc Cos., Inc. (Retail)	1,428	12,509
TriCo Bancshares (Banks)	1,008	19,454
Trident Microsystems, Inc.* (Software)	1,008	6,612
TriQuint Semiconductor, Inc.* (Semiconductors)	3,612	23,948
Tronox, Inc.—Class B (Chemicals)	1,260	10,899
TrueBlue, Inc.* (Commercial Services)	924	13,380
Trump Entertainment Resorts, Inc.* (Lodging)	1,008	4,334
TrustCo Bank Corp. NY (Banks)	3,360	33,331
Tupperware Corp. (Household Products/Wares)	1,092	36,069
Tween Brands, Inc.* (Retail)	504	13,346
TXCO Resources, Inc.* (Oil & Gas)	1,344	16,209
UAP Holding Corp. (Chemicals)	1,008	38,909
UCBH Holdings, Inc. (Banks)	1,764	24,978
UIL Holdings Corp. (Electric)	756	27,934
Under Armour, Inc.—Class A* (Retail)	420	18,341
United America Indemnity, Ltd.—Class A* (Insurance)	1,008	20,079
United Natural Foods, Inc.* (Food)	840	26,645
United Online, Inc. (Internet)	1,512	17,872
United Stationers, Inc.* (Distribution/Wholesale)	420	19,408
United Therapeutics Corp.* (Pharmaceuticals)	420	41,013
Universal American Financial Corp.* (Insurance)	1,092	27,944
Universal Corp. (Agriculture)	420	21,512
Universal Health Realty Income Trust (REIT)	840	29,770
Urstadt Biddle Properties—Class A (REIT)	1,512	23,436
USA Mobility, Inc. (Telecommunications)	672	9,610
USEC, Inc.* (Mining)	1,428	12,852
UTStarcom, Inc.* (Telecommunications)	2,688	7,392
Vail Resorts, Inc.* (Entertainment)	504	27,120
Valassis Communications, Inc.* (Commercial Services)	1,008	11,784
Valeant Pharmaceuticals International* (Pharmaceuticals)	1,596	19,104
Valmont Industries, Inc. (Metal Fabricate/Hardware)	336	29,944
ValueClick, Inc.* (Internet)	1,596	34,952
Varian, Inc.* (Electronics)	504	32,911
Veeco Instruments, Inc.* (Semiconductors)	1,008	16,834
Ventana Medical Systems, Inc.* (Healthcare-Products)	504	43,964
Viad Corp. (Commercial Services)	504	15,916
ViaSat, Inc.* (Telecommunications)	588	20,245
Vignette Corp.* (Internet)	1,008	14,727
ViroPharma, Inc.* (Pharmaceuticals)	1,344	10,671
VistaPrint, Ltd.ADR* (Commercial Services)	756	32,395
Visteon Corp.* (Auto Parts & Equipment)	2,520	11,063
Volcom, Inc.* (Apparel)	336	7,402
W-H Energy Services, Inc.* (Oil & Gas Services)	504	28,330
W.R. Grace & Co.* (Chemicals)	1,176	30,788
Wabtec Corp. (Machinery-Diversified)	840	28,930
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	1,344	48,505
Walter Industries, Inc. (Holding Companies-Diversified)	924	33,199
Warren Resources, Inc.* (Oil & Gas)	1,428	20,178
Watsco, Inc. (Distribution/Wholesale)	420	15,439
Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	672	31,187
Watts Water Technologies, Inc.—Class A (Electronics)	588	17,522
WD-40 Co. (Household Products/Wares)	672	25,516
Websense, Inc.* (Internet)	840	14,263
West Coast Bancorp (Banks)	924	17,094
West Pharmaceutical Services, Inc. (Healthcare-Products)	588	23,867
Westar Energy, Inc. (Electric)	1,596	41,400
Whiting Petroleum Corp.* (Oil & Gas)	588	33,904
Willbros Group, Inc.ADR* (Oil & Gas Services)	588	22,515
Wind River Systems, Inc.* (Software)	1,680	15,002
Winn-Dixie Stores, Inc.* (Food)	588	9,920
Winnebago Industries, Inc. (Home Builders)	672	14,125
Winthrop Realty Trust (REIT)	3,696	19,552
WMS Industries, Inc.* (Leisure Time)	840	30,778
Wolverine World Wide, Inc. (Apparel)	1,008	24,716
Woodward Governor Co. (Electronics)	504	34,247
World Acceptance Corp.* (Diversified Financial Services)	420	11,332
World Fuel Services Corp. (Retail)	504	14,631
Worthington Industries, Inc. (Metal Fabricate/Hardware)	1,176	21,027
Wright Express Corp.* (Commercial Services)	756	26,830
Wright Medical Group, Inc.* (Healthcare-Products)	840	24,503
WSFS Financial Corp. (Savings & Loans)	420	21,084
XenoPort, Inc.* (Pharmaceuticals)	420	23,470
Zale Corp.* (Retail)	840	13,490
Zenith National Insurance Corp. (Insurance)	672	30,059
Zoltek Cos., Inc.* (Chemicals)	420	18,005
Zoran Corp.* (Semiconductors)	1,008	22,690
Zumiez, Inc.* (Retail)	420	10,231
Zymogenetics, Inc.* (Pharmaceuticals)	1,176	13,724

TOTAL COMMON STOCKS
(Cost $14,779,106)		16,993,171

See accompanying notes to the financial statements.

78

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2007

Repurchase Agreements (28.3%)
	Principal
	Amount	Value

HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $1,828,416 (Collateralized by $1,870,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $1,876,968)	$1,828,000	$1,828,000

UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $4,839,115 (Collateralized by $4,672,000 of various Federal National Mortgage Association Securities, 6.00% - 7.125%, 5/15/08-6/15/10, market value $4,936,747)	4,838,000	4,838,000

TOTAL REPURCHASE AGREEMENTS
(Cost $6,666,000)		6,666,000

TOTAL INVESTMENT SECURITIES
(Cost $21,445,106)—100.5%		23,659,171
Net other assets (liabilities)—(0.5)%		(118,517)

NET ASSETS—100.0%		$23,540,654

*	Non-income producing security
+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
ADR	American Depositary Receipt

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

Russell 2000 Futures Contract expiring March 2008 (Underlying face amount at value $6,925,500)	18	$(59,481)

Futures Contracts Sold
E-Mini Russell 2000 Futures Contract expiring March 2008 (Underlying face amount at value $5,078,700)	66	56,804

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/08	$10,568,614	$(108,848)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/08	17,702,333	(179,107)

ProFund VP UltraSmall-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.1%
Aerospace/Defense	0.8%
Aerospace/Defense Equipment	0.1%
Agriculture	0.1%
Airlines	0.4%
Apparel	0.9%
Auto Manufacturers	NM
Auto Parts & Equipment	0.7%
Banks	3.2%
Beverages	0.1%
Biotechnology	1.9%
Building Materials	0.6%
Chemicals	1.7%
Coal	0.3%
Commercial Services	5.4%
Computers	1.3%
Cosmetics/Personal Care	0.2%
Distribution/Wholesale	0.8%
Diversified Financial Services	1.3%
Electric	1.3%
Electrical Components & Equipment	0.6%
Electronics	2.6%
Energy-Alternate Sources	0.2%
Engineering & Construction	0.7%
Entertainment	0.7%
Environmental Control	0.3%
Food	1.4%
Forest Products & Paper	0.4%
Gas	0.4%
Hand/Machine Tools	0.2%
Healthcare-Products	2.7%
Healthcare-Services	1.3%
Holding Companies-Diversified	0.1%
Home Builders	0.2%
Home Furnishings	0.3%
Household Products/Wares	0.6%
Insurance	2.3%
Internet	2.7%
Investment Companies	0.8%
Iron/Steel	0.1%
Leisure Time	0.4%
Lodging	0.3%
Machinery-Construction & Mining	0.3%
Machinery-Diversified	1.1%
Media	0.6%
Metal Fabricate/Hardware	0.8%
Mining	0.9%
Miscellaneous Manufacturing	1.4%
Office Furnishings	0.3%
Office/Business Equipment	0.1%
Oil & Gas	2.7%
Oil & Gas Services	1.2%
Packaging & Containers	0.2%
Pharmaceuticals	3.0%
REIT	3.8%
Real Estate	0.1%
Retail	3.6%
Savings & Loans	1.0%
Semiconductors	2.3%
Software	3.0%
Storage/Warehousing	0.1%
Telecommunications	3.0%
Toys/Games/Hobbies	0.3%
Transportation	1.5%
Trucking & Leasing	0.1%
Water	0.3%
Other**	27.8%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.

79

PROFUNDS VP ProFund VP UltraSmall-Cap

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $14,779,106)	$16,993,171
Repurchase agreements, at cost	6,666,000

Total Investment Securities	23,659,171
Segregated cash balances with brokers for futures contracts	129,360
Dividends and interest receivable	24,397
Receivable for capital shares issued	35,319
Receivable for investments sold	71,056
Prepaid expenses	129

Total Assets	23,919,432

Liabilities:
Cash overdraft	39,828
Unrealized loss on swap agreements	287,955
Variation margin on futures contracts	12,480
Advisory fees payable	8,801
Management services fees payable	1,173
Administration fees payable	635
Administrative services fees payable	7,124
Distribution fees payable	5,813
Trustee fees payable	4
Transfer agency fees payable	1,488
Fund accounting fees payable	980
Compliance services fees payable	551
Other accrued expenses	11,946

Total Liabilities	378,778

Net Assets	$23,540,654

Net Assets consist of:
Capital	$40,794,078
Accumulated net investment income (loss)	261,358
Accumulated net realized gains (losses) on investments	(19,438,215)
Net unrealized appreciation (depreciation) on investments	1,923,433

Net Assets	$23,540,654

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,013,500

Net Asset Value (offering and redemption price per share)	$23.23

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$604,034
Dividends	332,620

Total Investment Income	936,654

Expenses:
Advisory fees	310,719
Management services fees	62,144
Administration fees	12,910
Transfer agency fees	14,649
Administrative services fees	123,150
Distribution fees	103,573
Custody fees	28,951
Fund accounting fees	25,158
Trustee fees	798
Compliance services fees	695
Other fees	32,543

Total Gross Expenses before reductions	715,290
Less Expenses reduced by the Advisor	(39,994)

Total Net Expenses	675,296

Net Investment Income (Loss)	261,358

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,477,693
Net realized gains (losses) on futures contracts	(1,421,112)
Net realized gains (losses) on swap agreements	(5,219,071)
Change in net unrealized appreciation/depreciation on investments	(2,675,887)

Net Realized and Unrealized Gains (Losses) on Investments	(6,838,377)
Change in Net Assets Resulting from Operations	$(6,577,019)

See accompanying notes to the financial statements.

80

PROFUNDS VP ProFund VP UltraSmall-Cap
Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$261,358	$511,925
Net realized gains (losses) on investments	(4,162,490)	6,605,943
Change in net unrealized appreciation/depreciation on investments	(2,675,887)	2,969,925

Change in net assets resulting from operations	(6,577,019)	10,087,793

Distributions to Shareholders From:
Net investment income	(511,925)	(16,868)

Change in net assets resulting from distributions	(511,925)	(16,868)

Capital Transactions:
Proceeds from shares issued	928,754,425	1,139,768,109
Dividends reinvested	354,471	16,868
Value of shares redeemed	(957,041,279)	(1,131,477,918)

Change in net assets resulting from capital transactions	(27,932,383)	8,307,059

Change in net assets	(35,021,327)	18,377,984
Net Assets:
Beginning of period	58,561,981	40,183,997

End of period	$23,540,654	$58,561,981

Accumulated net investment income (loss)	$261,358	$511,925

Share Transactions:
Issued	33,033,207	46,096,866
Reinvested	14,363	709
Redeemed	(34,195,265)	(45,804,331)

Change in shares	(1,147,695)	293,244

See accompanying notes to the financial statements.

81

PROFUNDS VP ProFund VP UltraSmall-Cap
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$27.10	$21.51	$30.75	$29.20	$14.64

Investment Activities:
Net investment income (loss)(a)	0.17	0.20	0.01	(0.21)	(0.14)
Net realized and unrealized gains (losses) on investments	(3.73)	5.40	(0.18)	8.39	14.70

Total income (loss) from investment activities	(3.56)	5.60	(0.17)	8.18	14.56

Distributions to Shareholders From:
Net investment income	(0.31)	(0.01)	—	—	—
Net realized gains on investments	—	—	(9.07)	(6.63)	—

Total distributions	(0.31)	(0.01)	(9.07)	(6.63)	—

Net Asset Value, End of Period	$23.23	$27.10	$21.51	$30.75	$29.20

Total Return	(13.21)%	26.05%	(0.21)%	31.07%	99.45%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.72%	1.91%	1.94%	2.00%
Net expenses	1.63%	1.69%	1.91%	1.94%	1.98%
Net investment income (loss)	0.63%	0.82%	0.03%	(0.68)%	(0.66)%

Supplemental Data:
Net Assets, end of period (000’s)	$23,541	$58,562	$40,184	$173,846	$88,165
Portfolio turnover rate(b)	418%	208%	539%	481%	572%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

82

ProFund VP Short Small-Cap

The ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Russell 2000® Index. For the year ended December 31, 2007, the Fund had a total return of 4.46%, compared to a total return of –1.56%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were CF Industries Holdings (+329.97%), Terra Industries (+298.66%), and Priceline.com (+163.38%), while the bottom three performers in this group were Equinix Inc (+33.66%), Hologic Inc (+45.17%), and Inverness Medical Innovation (+45.17%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Small-Cap from September 3, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net
ProFund VP Short Small-Cap	9/3/02	4.46%	–11.82%	–11.85%	1.66%	1.63%

Russell 2000 Index	9/3/02	–1.56%	16.30%	15.58%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

83

PROFUNDS VP
ProFund VP Short Small-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the Russell 2000 Index.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(42)%
Swap Agreements	(57)%
Options	NM

Total Exposure	(99)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.5%.

Holdings

The ProFund VP Short Small-Cap primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Russell 2000 Index - Composition
% of Index

Consumer Non-Cyclical	22%
Financial	19%
Industrial	15%
Consumer Cyclical	11%
Technology	10%
Communications	9%
Energy	6%
Basic Materials	5%
Utilities	3%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Short Small-Cap	December 31, 2007

U.S. Government Agency Obligations (23.9%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$3,667,000	$3,666,694

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,666,694)		3,666,694

Repurchase Agreements (95.4%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $3,667,835 (Collateralized by $3,685,000 of various Federal Home Loan Bank Securities, 3.75% - 4.75%, 1/8/10-12/12/11, market value $3,701,067)	3,667,000	3,667,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $3,667,805 (Collateralized by $3,690,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $3,749,034)	3,667,000	3,667,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $3,663,845 (Collateralized by $3,557,000 of various U.S. Government Agency Securities, 5.25% - 7.125%, 9/11/09-6/15/10, market value $3,736,562)	3,663,000	3,663,000
UMB, 1.57%, 1/2/08, dated 12/31/07, with a repurchase price of $3,667,320 (Collateralized by $3,716,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $3,738,097)	3,667,000	3,667,000

TOTAL REPURCHASE AGREEMENTS
(Cost $14,664,000)		14,664,000

Options Purchased(NM)
	Contracts

Russell 2000 Futures Call Option 1200 expiring March 2008	150	3,233

TOTAL OPTIONS PURCHASED
(Cost $4,163)		3,233

TOTAL INVESTMENT SECURITIES
(Cost $18,334,857)—119.3%		18,333,927
Net other assets (liabilities)—(19.3)%		(2,967,047)

NET ASSETS—100.0%		$15,366,880

+ All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
NM Not meaningful, amount is less than 0.05%.

Futures Contracts Sold
		Unrealized
		Appreciation
	Contracts	(Depreciation)

Russell 2000 Futures Contract expiring March 2008 (Underlying face amount at value $4,232,250)	11	$36,251
E-Mini Russell 2000 Futures Contract expiring March 2008 (Underlying face amount at value $2,231,550)	29	24,959

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/08	$(4,688,647)	$47,228
Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/08	(4,088,512)	41,666

See accompanying notes to the financial statements.

84

PROFUNDS VP
ProFund VP Short Small-Cap

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $3,670,857)	$3,669,927
Repurchase agreements, at cost	14,664,000

Total Investment Securities	18,333,927
Cash	1,366
Segregated cash balances with brokers for futures contracts	664,304
Segregated cash balances with custodian for swap agreements	133
Interest receivable	1,402
Receivable for capital shares issued	1,195,129
Unrealized gain on swap agreements	88,894
Variation margin on futures contracts	71,683
Prepaid expenses	159

Total Assets	20,356,997

Liabilities:
Payable for capital shares redeemed	4,952,511
Advisory fees payable	11,709
Management services fees payable	1,561
Administration fees payable	490
Administrative services fees payable	6,104
Distribution fees payable	5,156
Trustee fees payable	3
Transfer agency fees payable	1,500
Fund accounting fees payable	756
Compliance services fees payable	459
Other accrued expenses	9,868

Total Liabilities	4,990,117

Net Assets	$15,366,880

Net Assets consist of:
Capital	$24,884,493
Accumulated net investment income (loss)	1,095,474
Accumulated net realized gains (losses) on investments	(10,762,261)
Net unrealized appreciation (depreciation) on investments	149,174

Net Assets	$15,366,880

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,035,090

Net Asset Value (offering and redemption price per share)	$14.85

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$1,612,887

Expenses:
Advisory fees	240,008
Management services fees	48,002
Administration fees	10,209
Transfer agency fees	11,506
Administrative services fees	97,999
Distribution fees	80,003
Custody fees	7,674
Fund accounting fees	15,474
Trustee fees	370
Compliance services fees	1,118
Other fees	21,051

Total Gross Expenses before reductions	533,414
Less Expenses reduced by the Advisor	(16,001)

Total Net Expenses	517,413

Net Investment Income (Loss)	1,095,474

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(22,887)
Net realized gains (losses) on futures contracts	(2,557,078)
Net realized gains (losses) on swap agreements	(313,822)
Change in net unrealized appreciation/depreciation on investments	(6,116)

Net Realized and Unrealized Gains (Losses) on Investments
(2,899,903)

Change in Net Assets Resulting from Operations	$(1,804,429)

See accompanying notes to the financial statements.

85

PROFUNDS VP
ProFund VP Short Small-Cap

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,095,474	$1,250,161
Net realized gains (losses) on investments	(2,893,787)	(7,344,023)
Change in net unrealized appreciation/depreciation on investments	(6,116)	94,691

Change in net assets resulting from operations	(1,804,429)	(5,999,171)

Distributions to Shareholders From:
Net investment income	(1,250,161)	(284,372)

Change in net assets resulting from distributions	(1,250,161)	(284,372)

Capital Transactions:
Proceeds from shares issued	676,598,767	762,477,311
Dividends reinvested	1,250,161	284,372
Value of shares redeemed	(672,479,613)	(752,619,018)

Change in net assets resulting from capital transactions	5,369,315	10,142,665

Change in net assets	2,314,725	3,859,122
Net Assets:
Beginning of period	13,052,155	9,193,033

End of period	$15,366,880	$13,052,155

Accumulated net investment income (loss)	$1,095,474	$1,250,161

Share Transactions:
Issued	46,664,042	48,792,089
Reinvested	85,219	18,335
Redeemed	(46,609,404)	(48,468,287)

Change in shares	139,857	342,137

See accompanying notes to the financial statements.

86

PROFUNDS VP
ProFund VP Short Small-Cap

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$14.58	$16.62	$17.12	$18.82	$28.74

Investment Activities:
Net investment income (loss)(a)	0.50	0.56	0.23	(0.11)	(0.20)
Net realized and unrealized gains (losses) on investments	0.15 (b)	(2.50)	(0.73)	(1.59)	(9.72)

Total income (loss) from investment activities	0.65	(1.94)	(0.50)	(1.70)	(9.92)

Distributions to Shareholders From:
Net investment income	(0.38)	(0.10)	—	—	—

Net Asset Value, End of Period	$14.85	$14.58	$16.62	$17.12	$18.82

Total Return	4.46%	(11.73)%	(2.92)%	(9.03)%	(34.52)%

Ratios to Average Net Assets:
Gross expenses	1.67%	1.67%	1.90%	2.28%	2.71%
Net expenses	1.62%	1.62%	1.90%	1.98%	1.98%
Net investment income (loss)	3.42%	3.52%	1.36%	(0.62)%	(0.80)%

Supplemental Data:
Net assets, end of period (000’s)	$15,367	$13,052	$9,193	$6,934	$125
Portfolio turnover rate(c)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

87

ProFund VP Short NASDAQ-100

The ProFund VP Short NASDAQ-100 seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2007, the Fund had a total return of –11.60%, compared to a total return of 19.24%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Research in Motion (+166.24%), Apple Inc (+133.47%), and Google (+50.17%), while the bottom three performers in this group were Cisco Systems (–0.95%), Qualcomm (+5.52%), and eBay (+10.38%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short NASDAQ-100 from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net
ProFund VP Short NASDAQ-100	5/1/02	–11.60%	–13.29%	–10.15%	1.67%	1.63%

NASDAQ-100 Index	5/1/02	19.24%	16.63%	9.55%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

88

PROFUNDS VP
ProFund VP Short NASDAQ-100

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Short NASDAQ-100 seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the NASDAQ-100 Index.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(19)%
Swap Agreements	(81)%
Options	NM

Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM  Not meaningful, amount is less than 0.5%.

Holdings

The ProFund VP Short NASDAQ-100 primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

NASDAQ-100 Index - Composition
% of Index

Technology	45%
Communications	28%
Consumer Non-Cyclical	14%
Consumer Cyclical	8%
Industrial	4%
Basic Materials	1%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Short NASDAQ-100	December 31, 2007

U.S. Government Agency Obligations (19.3%)

	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$2,289,000	$2,288,809

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,288,809)		2,288,809

Repurchase Agreements (77.3%)

HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $2,289,521 (Collateralized by $2,294,000 of various U.S. Government Agency Obligations, 4.75%, 3/5/09-12/12/11, market value $2,340,291)	2,289,000	2,289,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $2,289,502 (Collateralized by $2,310,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $2,346,957)	2,289,000	2,289,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $2,285,527 (Collateralized by $2,275,000 of various Federal National Mortgage Association Securities, 5.25% - 7.125%, 5/15/08-6/15/10, market value $2,331,754)	2,285,000	2,285,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $2,289,200 (Collateralized by $2,319,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $2,332,790)	2,289,000	2,289,000

TOTAL REPURCHASE AGREEMENTS (Cost $9,152,000)		9,152,000

Options Purchased(NM)
	Contracts

NASDAQ-100 Futures Call Option 2800 expiring March 2008	30	264

TOTAL OPTIONS PURCHASED (Cost $383)		264

TOTAL INVESTMENT SECURITIES (Cost $11,441,192)—96.6%		11,441,073
Net other assets (liabilities)—3.4%		404,194

NET ASSETS—100.0%		$11,845,267

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini NASDAQ-100 Futures Contract expiring March 2008 (Underlying face amount at value $1,135,890)	27	$28,669

Futures Contracts Sold
NASDAQ-100 Futures Contract expiring March 2008 (Underlying face amount at value $3,365,600)	16	40,968

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 1/29/08	$(316,401)	$3,366
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 1/29/08	(9,285,889)	98,641

See accompanying notes to the financial statements.

89

PROFUNDS VP
ProFund VP Short NASDAQ-100

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $2,289,192)	$2,289,073
Repurchase agreements, at cost	9,152,000

Total Investment Securities	11,441,073
Cash	309
Segregated cash balances with brokers for futures contracts	128,201
Segregated cash balances with custodian for swap agreements	100
Interest receivable	875
Unrealized gain on swap agreements	102,007
Receivable for capital shares issued	181,679
Variation margin on futures contracts	19,106
Prepaid expenses	172

Total Assets	11,873,522

Liabilities:
Advisory fees payable	7,496
Management services fees payable	999
Administration fees payable	464
Administrative services fees payable	5,232
Distribution fees payable	4,027
Trustee fees payable	3
Transfer agency fees payable	1,114
Fund accounting fees payable	717
Compliance services fees payable	407
Other accrued expenses	7,796

Total Liabilities	28,255

Net Assets	$11,845,267

Net Assets consist of:
Capital	$61,671,101
Accumulated net investment income (loss)	1,032,789
Accumulated net realized gains (losses) on investments	(51,030,148)
Net unrealized appreciation (depreciation) on investments	171,525

Net Assets	$11,845,267

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	835,285

Net Asset Value (offering and redemption price per share)	$14.18

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$1,513,678

Expenses:
Advisory fees	221,443
Management services fees	44,289
Administration fees	9,339
Transfer agency fees	9,954
Administrative services fees	100,425
Distribution fees	73,815
Custody fees	8,362
Fund accounting fees	13,370
Trustee fees	469
Compliance services fees	897
Other fees	23,512

Total Gross Expenses before reductions	505,875
Less Expenses reduced by the Advisor	(24,986)

Total Net Expenses	480,889

Net Investment Income (Loss)	1,032,789

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(13,069)
Net realized gains (losses) on futures contracts	(1,329,738)
Net realized gains (losses) on swap agreements	(4,020,169)
Change in net unrealized appreciation/depreciation on investments	(44,087)

Net Realized and Unrealized Gains (Losses) on Investments	(5,407,063)

Change in Net Assets Resulting from Operations	$(4,374,274)

See accompanying notes to the financial statements.

90

PROFUNDS VP
ProFund VP Short NASDAQ-100

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,032,789	$1,955,739
Net realized gains (losses) on investments	(5,362,976)	(3,271,302)
Change in net unrealized appreciation/depreciation on investments	(44,087)	(380,556)

Change in net assets resulting from operations	(4,374,274)	(1,696,119)

Distributions to Shareholders From:
Net investment income	(1,955,739)	(502,444)

Change in net assets resulting from distributions	(1,955,739)	(502,444)

Capital Transactions:
Proceeds from shares issued	567,134,709	795,451,001
Dividends reinvested	1,955,739	502,444
Value of shares redeemed	(574,813,456)	(801,444,403)

Change in net assets resulting from capital transactions	(5,723,008)	(5,490,958)

Change in net assets	(12,053,021)	(7,689,521)
Net Assets:
Beginning of period	23,898,288	31,587,809

End of period	$11,845,267	$23,898,288

Accumulated net investment income (loss)	$1,032,789	$1,955,739

Share Transactions:
Issued	33,673,074	41,330,393
Reinvested	133,043	26,210
Redeemed	(34,285,321)	(41,743,995)

Change in shares	(479,204)	(387,392)

See accompanying notes to the financial statements.

91

PROFUNDS VP
ProFund VP Short NASDAQ-100

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$18.18	$18.56	$18.41	$20.71	$33.37

Investment Activities:
Net investment income (loss)(a)	0.59	0.64	0.23	(0.13)	(0.24)
Net realized and unrealized gains (losses) on investments	(2.63)	(0.88)	(0.08)	(2.17)	(12.21)

Total income (loss) from investment activities	(2.04)	(0.24)	0.15	(2.30)	(12.45)

Distributions to Shareholders From:
Net investment income	(1.96)	(0.14)	—	—	(0.21)

Net Asset Value, End of Period	$14.18	$18.18	$18.56	$18.41	$20.71

Total Return	(11.60)%	(1.31)%	0.81%	(11.11)%	(37.31)%

Ratios to Average Net Assets:
Gross expenses	1.71%	1.70%	1.85%	1.86%	1.99%
Net expenses	1.63%	1.66%	1.85%	1.86%	1.98%
Net investment income (loss)	3.50%	3.34%	1.21%	(0.62)%	(0.93)%

Supplemental Data:
Net Assets, end of period (000’s)	$11,845	$23,898	$31,588	$16,213	$31,524
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

92

ProFund VP Short International

The ProFund VP Short International seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. Since the foreign markets are not open when this ProFund VP values its shares, it determines its success in meeting this daily investment objective by comparing its daily return on a given day with the market price performance of related futures contracts traded in the United States. For the period from fund inception, August 31, 2007, through December 31, 2007, the Fund had a total return of –2.03%, compared to a total return of 3.02%[1] for the Index. For the period, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the U.S.-traded EAFE futures contract.[2]

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The MSCI EAFE Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Index has constituent companies from the following 21 countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. MSCI Index levels and the price of the related futures contracts are expressed in U.S. dollar terms and as such they should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Nokia (+75.25%), Telefonica (+42.50%), and Vodafone Group (+38.98%), while the bottom three performers in this group were Toyota Motor Corp (–22.68%), HSBC Holdings Corp (–4.44%) and GlaxoSmithKline (–0.78%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

As the ProFund VP Short International does not have more than six months of operating results, a line graph of a $10,000 investment or total return table are not presented.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.

[1] The Index is a price return index. The Index returns reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2] 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

93

PROFUNDS VP ProFund VP Short International

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Short International seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE).

Market Exposure
Investment Type	% of Net Assets

Swap Agreements	(100)%

Total Exposure	(100)%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Company

The ProFund VP Short International primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

MSCI EAFE Index - Composition
% of Index

United Kingdom	21%
Japan	20%
France	10%
Germany	9%
Switzerland	7%
Australia	6%
Netherlands	5%
Spain	4%
Italy	4%
Other	14%

PROFUNDS VP ProFund VP Short International	Schedule of Portfolio Investments December 31, 2007

U.S. Government Agency Obligations (20.3%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$39,000	$38,997

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $38,997)		38,997

Repurchase Agreements (80.1%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $39,009 (Collateralized by $42,000 of various U.S. Treasury Securities, 4.00% - 5.25%, 6/15/08-4/15/10, market value $41,982)	39,000	39,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $39,009 (Collateralized by $45,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $45,720)	39,000	39,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $37,009 (Collateralized by $39,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $39,277)	37,000	37,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $39,003 (Collateralized by $43,000 of various Federal Home Loan Bank Securities, 4.20% - 4.25%, 11/19/08-11/20/09, market value $43,608)	39,000	39,000

TOTAL REPURCHASE AGREEMENTS
(Cost $154,000)		154,000

TOTAL INVESTMENT SECURITIES
(Cost $192,997)—100.4%		192,997
Net other assets (liabilities)—(0.4)%		(765)

NET ASSETS—100.0%		$192,232

+ All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) expiring 1/29/08	$(191,367)	$(1,032)

See accompanying notes to the financial statements.

94

PROFUNDS VP ProFund VP Short International

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $38,997)	$38,997
Repurchase agreements, at cost	154,000

Total Investment Securities	192,997
Cash	109
Segregated cash balances with custodian for swap agreements	2
Interest receivable	15
Receivable from Advisor	909

Total Assets	194,032

Liabilities:
Unrealized loss on swap agreements	1,032
Administration fees payable	3
Administrative services fees payable	76
Distribution fees payable	119
Transfer agency fees payable	12
Fund accounting fees payable	4
Compliance services fees payable	3
Other accrued expenses	551

Total Liabilities	1,800

Net Assets	$192,232

Net Assets consist of:
Capital	$202,730
Accumulated net investment income (loss)	1,891
Accumulated net realized gains (losses) on investments	(11,357)
Net unrealized appreciation (depreciation) on investments	(1,032)

Net Assets	$192,232

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	6,540

Net Asset Value (offering and redemption price per share)
$29.39

Statement of Operations
For the period August 31, 2007 through December 31, 2007(a)

Investment Income:
Interest	$2,768

Expenses:
Advisory fees	455
Management services fees	91
Administration fees	3
Transfer agency fees	23
Administrative services fees	76
Distribution fees	152
Custody fees	1,118
Fund accounting fees	4
Trustee fees	1
Compliance services fees	3
Other fees	146

Total Gross Expenses before reductions	2,072
Less Expenses reduced by the Advisor	(1,077)
Less fees paid indirectly	(7)

Total Net Expenses	988

Net Investment Income (Loss)	1,780

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on swap agreements	(11,357)
Change in net unrealized appreciation/depreciation on investments	(1,032)

Net Realized and Unrealized Gains (Losses) on Investments	(12,389)

Change in Net Assets Resulting from Operations	$(10,609)

(a)	Commencement of operations

See accompanying notes to the financial statements.

95

PROFUNDS VP ProFund VP Short International

Statement of Changes in Net Assets
For the period
August 31, 2007 through
December 31, 2007(a)

From Investment Activities:
Operations:
Net investment income (loss)	$1,780
Net realized gains (losses) on investments	(11,357)
Change in net unrealized appreciation/depreciation on investments	(1,032)

Change in net assets resulting from operations	(10,609)

Capital Transactions:
Proceeds from shares issued	484,515
Value of shares redeemed	(281,674)

Change in net assets resulting from capital transactions	202,841

Change in net assets	192,232
Net Assets:
Beginning of period	—

End of period	$192,232

Accumulated net investment income (loss)	$1,891

Share Transactions:
Issued	16,345
Redeemed	(9,805)

Change in shares	6,540

(a)	Commencement of operations

See accompanying notes to the financial statements.

96

PROFUNDS VP ProFund VP Short International

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
	For the period
	Aug. 31, 2007 through
	Dec. 31, 2007(a)

Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.28
Net realized and unrealized gains (losses) on investments	(0.89)

Total income (loss) from investment activities	(0.61)

Net Asset Value, End of Period	$29.39

Total Return	(2.03	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	3.42%
Net expenses(d)	1.64	%(e)
Net investment income (loss)(d)	2.93%

Supplemental Data:
Net assets, end of period (000’s)	$192
Portfolio turnover rate(f)	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the period August 31, 2007 through December 31, 2007.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

97

ProFund VP Short Emerging Markets

The ProFund VP Short Emerging Markets seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Bank of New York Emerging Markets 50 ADR® Index. For the period from fund inception, August 31, 2007, through December 31, 2007, the Fund had a total return of –18.53%, compared to a total return of 17.92%[1] for the Index. For the period, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.[2]

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Bank of New York Emerging Markets 50 ADR Index is a free-float adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have Depositary Receipts that trade on a U.S. exchange or on the NASDAQ. The Index consists of companies from the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Israel, Russia, Indonesia, and Argentina. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the year, the top three performers were Petroleo Brasileiro (+131.41%), Companhia Vale do Rio Doce (+122.99%), and Companhia Vale do Rio Doce Class A Pref (+116.98%), while the bottom three performers in this group were Taiwan Semiconductor Manufacturing (–4.49%), America Movil (+40.65%), and Teva Pharmaceuticals (+50.98%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

As the ProFund VP Short Emerging Markets does not have more than six months of operating results, a line graph of a $10,000 investment or total return table are not presented.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.

[1] The Index is a price return index. The Index returns reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2] 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

98

PROFUNDS VP ProFund VP Short Emerging Markets

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Short Emerging Markets seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the Bank of New York Emerging Markets 50 ADR Index.

Market Exposure
Investment Type	% of Net Assets

Swap Agreements	(93)%

Total Exposure	(93)%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Holdings

The ProFund VP Short Emerging Markets primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Bank of New York Emerging Markets 50 ADR
Index - Composition
% of Index

Brazil	32%
China	22%
Korea	11%
Mexico	10%
Taiwan	7%
India	6%
South Africa	4%
Israel	3%
Russia	3%
Other	2%

PROFUNDS VP ProFund VP Short Emerging Markets	Schedule of Portfolio Investments December 31, 2007

U.S. Government Agency Obligations (18.8%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$34,000	$33,997

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS
(Cost $33,997)		33,997

Repurchase Agreements (75.0%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $34,008 (Collateralized by $38,000 of various U.S. Treasury Securities, 4.00% - 5.25%, 6/15/08-4/15/10, market value $37,931)	34,000	34,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $34,008 (Collateralized by $38,000 of various U.S. Government Agency Obligations, 3.625% - 5.25%, 1/15/08-6/15/08, market value $38,492)	34,000	34,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $34,008 (Collateralized by $36,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $36,255)	34,000	34,000

UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $34,003 (Collateralized by $36,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $36,214)	34,000	34,000

TOTAL REPURCHASE AGREEMENTS
(Cost $136,000)		136,000

TOTAL INVESTMENT SECURITIES
(Cost $169,997)—93.8%		169,997
Net other assets (liabilities)—6.2%		11,201

NET ASSETS—100.0%		$181,198

+ All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Bank of New York Emerging Markets 50 ADR Index expiring 1/29/08	$(168,492)	$989

See accompanying notes to the financial statements.

99

PROFUNDS VP ProFund VP Short Emerging Markets

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $33,997)	$33,997
Repurchase agreements, at cost	136,000

Total Investment Securities	169,997
Cash	430
Segregated cash balances with custodian for swap agreements	2
Interest receivable	13
Unrealized gain on swap agreements	989
Receivable for capital shares issued	9,571
Receivable from Advisor	907

Total Assets	181,909

Liabilities:
Administration fees payable	2
Administrative services fees payable	66
Distribution fees payable	103
Transfer agency fees payable	10
Fund accounting fees payable	4
Compliance services fees payable	3
Other accrued expenses	523

Total Liabilities	711

Net Assets	$181,198

Net Assets consist of:
Capital	$235,299
Accumulated net investment income (loss)	1,800
Accumulated net realized gains (losses) on investments	(56,890)
Net unrealized appreciation (depreciation) on investments	989

Net Assets	$181,198

Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	7,414

Net Asset Value (offering and redemption price per share)	$24.44

Statement of Operations
For the period August 31, 2007 through December 31, 2007(a)

Investment Income:
Interest	$2,570

Expenses:
Advisory fees	405
Management services fees	81
Administration fees	3
Transfer agency fees	21
Administrative services fees	67
Distribution fees	135
Custody fees	1,086
Fund accounting fees	4
Compliance services fees	3
Other fees	135

Total Gross Expenses before reductions	1,940
Less Expenses reduced by the Advisor	(1,057)
Less fees paid indirectly	(6)

Total Net Expenses	877

Net Investment Income (Loss)	1,693

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on swap agreements	(56,890)
Change in net unrealized appreciation/depreciation on investments	989

Net Realized and Unrealized Gains (Losses) on Investments	(55,901)

Change in Net Assets Resulting from Operations	$(54,208)

(a)	Commencement of operations

See accompanying notes to the financial statements.

100

PROFUNDS VP ProFund VP Short Emerging Markets

Statement of Changes in Net Assets
For the period
August 31, 2007 through
December 31, 2007(a)

From Investment Activities:
Operations:
Net investment income (loss)	$1,693
Net realized gains (losses) on investments	(56,890)
Change in net unrealized appreciation/depreciation on investments	989

Change in net assets resulting from operations	(54,208)

Capital Transactions:
Proceeds from shares issued	484,005
Value of shares redeemed	(248,599)

Change in net assets resulting from capital transactions	235,406

Change in net assets	181,198
Net Assets:
Beginning of period	—

End of period	$181,198

Accumulated net investment income (loss)	$1,800

Share Transactions:
Issued	17,512
Redeemed	(10,098)

Change in shares	7,414

(a)	Commencement of operations

See accompanying notes to the financial statements.

101

PROFUNDS VP ProFund VP Short Emerging Markets

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
	For the period
	Aug. 31, 2007 through
	Dec. 31, 2007(a)

Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.26
Net realized and unrealized gains (losses) on investments	(5.82)

Total income (loss) from investment activities	(5.56)

Net Asset Value, End of Period	$24.44

Total Return	(18.53	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	3.60%
Net expenses(d)	1.64	%(e)
Net investment income (loss)(d)	3.15%

Supplemental Data:
Net assets, end of period (000’s)	$181
Portfolio turnover rate(f)	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the period August 31, 2007 through December 31, 2007.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

102

ProFund VP Basic Materials

The ProFund VP Basic Materials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index. For the year ended December 31, 2007, the Fund had a total return of 30.71%, compared to a return of 32.86%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Basic Materials Index measures the performance of the basic materials industry of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Monsanto Co. (+114.45%), Freeport-McMoRan Copper (+86.84%), and Peabody Energy (+63.76%), while the bottom three performers in this group were E.I. DuPont de Nemours (–6.63%), Dow Chemical (+2.55%), and Weyerhauser (+7.83%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Basic Materials from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net
ProFund VP Basic Materials	5/1/02	30.71%	17.53%	12.18%	1.73%	1.63%

Dow Jones U.S. Basic Materials Index	5/1/02	32.86%	20.27%	14.90%	N/A	N/A

S&P 500 Index	5/1/02	5.49%	12.82%	7.39%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

103

PROFUNDS VP
ProFund VP Basic Materials

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Basic Materials seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	99%

Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Monsanto Co.	10.7%
Du Pont	7.0%
Freeport-McMoRan Copper & Gold, Inc.—Class B	6.9%
The Dow Chemical Co.	6.6%
Alcoa, Inc.	5.5%

Dow Jones U.S. Basic Materials Index - Composition
% of Index

Chemicals	55%
Industrial Metals	27%
Mining	12%
Forestry and Paper	6%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Basic Materials	December 31, 2007

Common Stocks (99.4%)
	Shares	Value

AbitibiBowater, Inc. (Forest Products & Paper)	12,258	$252,637
Air Products & Chemicals, Inc. (Chemicals)	42,903	4,231,523
Airgas, Inc. (Chemicals)	14,982	780,712
AK Steel Holding Corp.* (Iron/Steel)	23,835	1,102,130
Albemarle Corp. (Chemicals)	16,344	674,190
Alcoa, Inc. (Mining)	180,465	6,595,996
Allegheny Technologies, Inc. (Iron/Steel)	20,430	1,765,152
Alpha Natural Resources, Inc.* (Coal)	13,620	442,378
Arch Coal, Inc. (Coal)	30,645	1,376,880
Ashland, Inc. (Chemicals)	11,577	549,097
Avery Dennison Corp. (Household Products/Wares)	19,749	1,049,462
Cabot Corp. (Chemicals)	12,939	431,386
Cambrex Corp. (Biotechnology)	6,129	51,361
Carpenter Technology Corp. (Iron/Steel)	10,215	767,862
Celanese Corp.—Series A (Chemicals)	32,007	1,354,536
CF Industries Holdings, Inc. (Chemicals)	10,215	1,124,263
Chemtura Corp. (Chemicals)	51,075	398,385
Cleveland-Cliffs, Inc. (Iron/Steel)	8,853	892,382
Coeur d’Alene Mines Corp.* (Mining)	114,408	565,176
Commercial Metals Co. (Metal Fabricate/Hardware)	25,197	739,532
CONSOL Energy, Inc. (Coal)	38,817	2,776,192
Cytec Industries, Inc. (Chemicals)	8,853	545,168
Domtar Corp.* (Forest Products & Paper)	98,745	759,349
Du Pont (Chemicals)	191,361	8,437,106
Eastman Chemical Co. (Chemicals)	17,025	1,040,057
Ecolab, Inc. (Chemicals)	37,455	1,918,071
Ferro Corp. (Chemicals)	9,534	197,640
FMC Corp. (Chemicals)	15,663	854,417
Foundation Coal Holdings, Inc. (Coal)	9,534	500,535
Freeport-McMoRan Copper & Gold, Inc.—Class B (Mining)	81,039	8,301,635
Fuller (H.B.) Co. (Chemicals)	12,939	290,481
Georgia Gulf Corp. (Chemicals)	6,810	45,082
Hercules, Inc. (Chemicals)	24,516	474,385
Huntsman Corp. (Chemicals)	19,068	490,048
International Coal Group, Inc.* (Coal)	25,878	138,706
International Flavors & Fragrances, Inc. (Chemicals)	15,663	753,860
International Paper Co. (Forest Products & Paper)	91,254	2,954,805
Kaiser Aluminum Corp. (Mining)	2,724	216,504
Lubrizol Corp. (Chemicals)	14,301	774,542
Massey Energy Co. (Coal)	17,025	608,644
Minerals Technologies, Inc. (Chemicals)	4,086	273,558
Monsanto Co. (Agriculture)	115,089	12,854,290
Neenah Paper, Inc. (Forest Products & Paper)	3,405	99,256
Newmont Mining Corp. (Mining)	91,935	4,489,186
Nucor Corp. (Iron/Steel)	55,842	3,306,963
Olin Corp. (Chemicals)	13,620	263,275
OM Group, Inc.* (Chemicals)	6,810	391,847
Patriot Coal Corp.* (Coal)	5,448	227,400
Peabody Energy Corp. (Coal)	56,523	3,484,078
PPG Industries, Inc. (Chemicals)	35,412	2,486,985
Praxair, Inc. (Chemicals)	67,419	5,980,739
Reliance Steel & Aluminum Co. (Iron/Steel)	14,301	775,114
Rohm & Haas Co. (Chemicals)	32,688	1,734,752
RPM, Inc. (Chemicals)	25,878	525,323
RTI International Metals, Inc.* (Mining)	4,767	328,589
Schulman (A.), Inc. (Chemicals)	5,448	117,404
Sensient Technologies Corp. (Chemicals)	10,215	288,880
Sigma-Aldrich Corp. (Chemicals)	23,835	1,301,391
Southern Copper Corp. (Mining)	15,663	1,646,651
Steel Dynamics, Inc. (Iron/Steel)	20,430	1,217,015
Stillwater Mining Co.* (Mining)	9,534	92,098
Terra Industries, Inc.* (Chemicals)	19,068	910,688
The Dow Chemical Co. (Chemicals)	200,895	7,919,281
The Mosaic Co.* (Chemicals)	31,326	2,955,295
Titanium Metals Corp. (Mining)	18,387	486,336
Tredegar Corp. (Miscellaneous Manufacturing)	5,448	87,604
United States Steel Corp. (Iron/Steel)	25,197	3,046,569
USEC, Inc.* (Mining)	23,154	208,386
Valspar Corp. (Chemicals)	19,749	445,142
W.R. Grace & Co.* (Chemicals)	12,258	320,914
Wausau-Mosinee Paper Corp. (Forest Products & Paper)	10,896	97,955
Weyerhaeuser Co. (Forest Products & Paper)	45,627	3,364,535
Worthington Industries, Inc. (Metal Fabricate/Hardware)	14,301	255,702
Zep, Inc.* (Chemicals)	4,767	66,118

TOTAL COMMON STOCKS
(Cost $94,964,530)		119,271,586

See accompanying notes to the financial statements.

104

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Basic Materials	December 31, 2007

Repurchase Agreements (0.6%)
	Principal
	Amount	Value

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $209,048 (Collateralized by $215,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $215,801)	$209,000	$209,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $559,129 (Collateralized by $526,000 Federal National Mortgage Association, 7.125%, 6/15/10, market value $570,955)	559,000	559,000

TOTAL REPURCHASE AGREEMENTS
(Cost $768,000)		768,000

TOTAL INVESTMENT SECURITIES
(Cost $95,732,530)—100.0%		120,039,586
Net other assets (liabilities)—NM		(8,325)

NET ASSETS—100.0%		$120,031,261

* Non-income producing security

ProFund VP Basic Materials invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Agriculture	10.7%
Biotechnology	NM
Chemicals	42.8%
Coal	8.0%
Forest Products & Paper	6.3%
Household Products/Wares	0.9%
Iron/Steel	10.6%
Metal Fabricate/Hardware	0.8%
Mining	19.2%
Miscellaneous Manufacturing	0.1%
Other**	0.6%

** Includes any non-equity securities and net other assets (liabilities).
NM Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

105

PROFUNDS VP
ProFund VP Basic Materials

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $94,964,530)	$119,271,586
Repurchase agreements, at cost	768,000

Total Investment Securities	120,039,586
Cash	657
Dividends and interest receivable	164,163
Receivable for capital shares issued	493,306
Prepaid expenses	131

Total Assets	120,697,843

Liabilities:
Payable for capital shares redeemed	487,208
Advisory fees payable	66,954
Management services fees payable	8,927
Administration fees payable	3,037
Administrative services fees payable	34,913
Distribution fees payable	25,226
Trustee fees payable	19
Transfer agency fees payable	6,704
Fund accounting fees payable	4,689
Compliance services fees payable	2,072
Other accrued expenses	26,833

Total Liabilities	666,582

Net Assets	$120,031,261

Net Assets consist of:
Capital	$106,418,690
Accumulated net investment income (loss)	252,811
Accumulated net realized gains (losses) on investments	(10,947,296)
Net unrealized appreciation (depreciation) on investments	24,307,056

Net Assets	$120,031,261
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)
2,322,106

Net Asset Value (offering and redemption price per share)	$51.69

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$1,507,545
Interest	5,950

Total Investment Income	1,513,495

Expenses:
Advisory fees	580,069
Management services fees	116,014
Administration fees	24,183
Transfer agency fees	26,167
Administrative services fees	270,307
Distribution fees	193,356
Custody fees	20,590
Fund accounting fees	30,005
Trustee fees	1,057
Compliance services fees	2,279
Other fees	57,065

Total Gross Expenses before reductions	1,321,092
Less Expenses reduced by the Advisor	(60,408)

Total Net Expenses	1,260,684

Net Investment Income (Loss)	252,811

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(2,926,613)
Change in net unrealized appreciation/depreciation on investments	16,035,768

Net Realized and Unrealized Gains (Losses) on Investments	13,109,155

Change in Net Assets Resulting from Operations	$13,361,966

See accompanying notes to the financial statements.

106

PROFUNDS VP
ProFund VP Basic Materials

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$252,811	$321,148
Net realized gains (losses) on investments	(2,926,613)	(2,616,599)
Change in net unrealized appreciation/depreciation on investments	16,035,768	3,320,687

Change in net assets resulting from operations	13,361,966	1,025,236

Distributions to Shareholders From:
Net investment income	(321,148)	(84,905)

Change in net assets resulting from distributions	(321,148)	(84,905)

Capital Transactions:
Proceeds from shares issued	305,930,096	125,406,978
Dividends reinvested	321,148	84,905
Value of shares redeemed	(229,892,500)	(130,550,766)

Change in net assets resulting from capital transactions	76,358,744	(5,058,883)

Change in net assets	89,399,562	(4,118,552)
Net Assets:
Beginning of period	30,631,699	34,750,251

End of period	$120,031,261	$30,631,699

Accumulated net investment income (loss)	$252,811	$321,148

Share Transactions:
Issued	6,510,342	3,288,644
Reinvested	6,972	2,406
Redeemed	(4,965,902)	(3,526,172)

Change in shares	1,551,412	(235,122)

See accompanying notes to the financial statements.

107

PROFUNDS VP
ProFund VP Basic Materials

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$39.75	$34.55	$36.18	$33.74	$25.66

Investment Activities:
Net investment income (loss)(a)	0.15	0.39	0.13	0.02	0.22
Net realized and unrealized gains (losses) on investments	12.03	4.94	0.59	3.40	7.88

Total income (loss) from investment activities	12.18	5.33	0.72	3.42	8.10

Distributions to Shareholders From:
Net investment income	(0.24)	(0.13)	(0.03)	(0.10)	(0.02)
Net realized gains on investments	—	—	(2.32)	(0.88)	—

Total distributions	(0.24)	(0.13)	(2.35)	(0.98)	(0.02)

Net Asset Value, End of Period	$51.69	$39.75	$34.55	$36.18	$33.74

Total Return	30.71%	15.48%	2.44%	10.22%	31.58%

Ratios to Average Net Assets:
Gross expenses	1.71%	1.79%	1.91%	1.96%	2.03%
Net expenses	1.63%	1.74%	1.91%	1.96%	1.97%
Net investment income (loss)	0.33%	1.05%	0.36%	0.06%	0.75%

Supplemental Data:
Net assets, end of period (000’s)	$120,031	$30,632	$34,750	$25,614	$50,929
Portfolio turnover rate(b)	280%	378%	650%	783%	1,009%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

108

ProFund VP Consumer Services

The ProFund VP Consumer Services seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index. For the year ended December 31, 2007, the Fund had a total return of –8.24%, compared to a return of –7.18%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Consumer Services Index measures the performance of consumer spending in the services industry of the U.S. equity market. Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. Prior to December 18, 2004, the index underlying the Fund’s benchmark was called the Dow Jones U.S. Consumer Cyclical Sector Index and also included airlines, auto manufacturers, auto parts, tires, consumer electronics, recreational products and services, restaurants, lodging, toys, home construction, home furnishings and appliances, footwear, clothing, and fabrics.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were McDonald’s (+36.38%), CVS Caremark (+29.42%), and eBay (+10.38%), while the bottom three performers in this group were Home Depot (–31.14%), Time Warner (–23.27%), and Walgreen (–16.35%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Services from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Consumer Services	5/1/02	– 8.24%	5.98%	– 0.37%	2.16%	1.63%

Dow Jones U.S. Consumer Services Index	5/1/02	– 7.18%	8.98%	2.62%	N/A	N/A

S&P 500 Index	5/1/02	5.49%	12.82%	7.39%	N/A	N/A

Past performance does not guarantee results future. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

109

PROFUNDS VP
ProFund VP Consumer Services

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Consumer Services seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	98%

Total Exposure	98%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Wal-Mart Stores, Inc.	7.3%
McDonald’s Corp.	4.4%
Time Warner, Inc.	3.7%
CVS Corp.	3.6%
Walt Disney Co.	3.5%

Dow Jones U.S. Consumer Services
Index - Composition
% of Index

General Retailers	39%
Media	28%
Travel and Leisure	19%
Food and Drug Retailers	14%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Consumer Services	December 31, 2007

Common Stocks (98.2%)
	Shares	Value

Abercrombie & Fitch Co.—Class A (Retail)	120	$9,596
Advance Auto Parts, Inc. (Retail)	144	5,471
Aeropostale, Inc.* (Retail)	120	3,180
Alaska Air Group, Inc.* (Airlines)	72	1,801
Amazon.com, Inc.* (Internet)	456	42,244
American Eagle Outfitters, Inc. (Retail)	288	5,982
American Greetings Corp.—Class A (Household Products/Wares)	72	1,462
AmerisourceBergen Corp. (Pharmaceuticals)	264	11,846
AMR Corp.* (Airlines)	336	4,714
AnnTaylor Stores Corp.* (Retail)	96	2,454
Apollo Group, Inc.—Class A* (Commercial Services)	216	15,152
Arbitron, Inc. (Commercial Services)	48	1,995
AutoNation, Inc.* (Retail)	216	3,383
AutoZone, Inc.* (Retail)	72	8,633
Avid Technology, Inc.* (Software)	72	2,040
Avis Budget Group, Inc.* (Commercial Services)	144	1,872
Bally Technologies, Inc.* (Entertainment)	72	3,580
Barnes & Noble, Inc. (Retail)	72	2,480
Bed Bath & Beyond, Inc.* (Retail)	408	11,991
Belo Corp.—Class A (Media)	144	2,511
Best Buy Co., Inc. (Retail)	504	26,536
Big Lots, Inc.* (Retail)	144	2,303
BJ’s Wholesale Club, Inc.* (Retail)	96	3,248
Bob Evans Farms, Inc. (Retail)	48	1,293
Boyd Gaming Corp. (Lodging)	96	3,271
Brinker International, Inc. (Retail)	168	3,286
Cablevision Systems Corp.—Class A* (Media)	336	8,232
Cardinal Health, Inc. (Pharmaceuticals)	552	31,878
Career Education Corp.* (Commercial Services)	144	3,620
Carmax, Inc.* (Retail)	336	6,636
Carnival Corp.—Class AADR (Leisure Time)	648	28,829
Casey’s General Stores, Inc. (Retail)	72	2,132
CBS Corp.—Class B (Media)	888	24,198
Cheesecake Factory, Inc.* (Retail)	96	2,276
Chemed Corp. (Commercial Services)	48	2,682
Chico’s FAS, Inc.* (Retail)	264	2,384
Chipotle Mexican Grill, Inc.—Class B* (Retail)	24	2,953
Choice Hotels International, Inc. (Lodging)	48	1,594
Circuit City Stores, Inc. (Retail)	264	1,109
Clear Channel Communications, Inc. (Media)	672	23,197
CNET Networks, Inc.* (Internet)	216	1,974
Collective Brands, Inc.* (Retail)	96	1,669
Comcast Corp.—Special Class A* (Media)	4,368	79,760
Continental Airlines, Inc.—Class B* (Airlines)	144	3,204
Copart, Inc.* (Retail)	96	4,085
Corinthian Colleges, Inc.* (Commercial Services)	120	1,848
Costco Wholesale Corp. (Retail)	672	46,879
CTC Media, Inc.* (Media)	48	1,450
CVS Corp. (Retail)	2,232	88,722
Darden Restaurants, Inc. (Retail)	192	5,320
Delta Air Lines, Inc.* (Airlines)	408	6,075
DeVry, Inc. (Commercial Services)	96	4,988
Dick’s Sporting Goods, Inc.* (Retail)	120	3,331
Dillards, Inc.—Class A (Retail)	96	1,803
DIRECTV Group, Inc.* (Media)	1,056	24,415
Discovery Holding Co.—Class A* (Media)	408	10,257
Dollar Tree Stores, Inc.* (Retail)	144	3,732
DreamWorks Animation SKG, Inc.—Class A* (Entertainment)	96	2,452
Dun & Bradstreet Corp. (Software)	96	8,508
eBay, Inc.* (Internet)	1,776	58,945
EchoStar Communications Corp.—Class A* (Media)	312	11,769
Expedia, Inc.* (Internet)	312	9,865
FactSet Research Systems, Inc. (Computers)	72	4,010
Family Dollar Stores, Inc. (Retail)	192	3,692
Foot Locker, Inc. (Retail)	240	3,278
GameStop Corp.—Class A* (Retail)	216	13,416
Gannett Co., Inc. (Media)	360	14,040
Gaylord Entertainment Co.* (Lodging)	72	2,914
Gemstar-TV Guide International, Inc.* (Media)	384	1,828
Getty Images, Inc.* (Advertising)	72	2,088
GUESS?, Inc. (Apparel)	72	2,728
H & R Block, Inc. (Commercial Services)	480	8,914
Harrah’s Entertainment, Inc. (Lodging)	288	25,560
Hertz Global Holdings, Inc.* (Commercial Services)	192	3,051
Home Depot, Inc. (Retail)	2,544	68,535
IAC/InterActiveCorp* (Internet)	288	7,753
Idearc, Inc. (Media)	216	3,793
IHS, Inc.—Class A* (Computers)	48	2,907
International Game Technology (Entertainment)	480	21,086
International Speedway Corp. (Entertainment)	48	1,977
See accompanying notes to the financial statements.

110

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Consumer Services	December 31, 2007

Common Stocks, continued
	Shares	Value

Interpublic Group of Cos., Inc.* (Advertising)	696	$5,645
ITT Educational Services, Inc.* (Commercial Services)	48	4,093
J. Crew Group, Inc.* (Retail)	72	3,471
J.C. Penney Co., Inc. (Retail)	288	12,669
Jack in the Box, Inc.* (Retail)	96	2,474
JetBlue Airways Corp.* (Airlines)	240	1,416
John Wiley & Sons, Inc. (Media)	72	3,084
Kohls Corp.* (Retail)	432	19,786
Kroger Co. (Food)	960	25,642
Lamar Advertising Co. (Advertising)	96	4,615
Las Vegas Sands Corp.* (Lodging)	168	17,312
Liberty Global, Inc.—Class A* (Media)	264	10,346
Liberty Global, Inc.—Series C* (Media)	264	9,660
Liberty Media Holding Corp.—Capital Series A* (Media)	192	22,366
Liberty Media Holding Corp.—Interactive Series A* (Internet)	864	16,485
Life Time Fitness, Inc.* (Leisure Time)	48	2,385
Limited, Inc. (Retail)	456	8,632
Live Nation, Inc.* (Commercial Services)	120	1,742
Longs Drug Stores Corp. (Retail)	48	2,256
Lowe’s Cos., Inc. (Retail)	2,232	50,488
Macy’s, Inc. (Retail)	648	16,764
Marriott International, Inc.—Class A (Lodging)	480	16,406
Matthews International Corp.—Class A (Miscellaneous Manufacturing)	48	2,250
McDonald’s Corp. (Retail)	1,824	107,452
McGraw-Hill Cos., Inc. (Media)	504	22,080
McKesson Corp. (Commercial Services)	432	28,300
Meredith Corp. (Media)	48	2,639
MGM Grand, Inc.* (Commercial Services)	192	16,132
NAVTEQ* (Software)	144	10,886
Netflix, Inc.* (Internet)	72	1,917
News Corp.—Class A (Media)	3,408	69,830
Nordstrom, Inc. (Retail)	312	11,460
Northwest Airlines Corp.* (Airlines)	360	5,224
O’Reilly Automotive, Inc.* (Retail)	168	5,448
Office Depot, Inc.* (Retail)	408	5,675
OfficeMax, Inc. (Retail)	120	2,479
Omnicare, Inc. (Pharmaceuticals)	192	4,379
Omnicom Group, Inc. (Advertising)	504	23,955
Orient-Express Hotels, Ltd.—Class AADR (Lodging)	72	4,141
Pacific Sunwear of California, Inc.* (Retail)	96	1,355
Panera Bread Co.—Class A* (Retail)	48	1,719
Penn National Gaming* (Entertainment)	120	7,146
Performance Food Group Co.* (Food)	48	1,290
Petsmart, Inc. (Retail)	216	5,082
Pinnacle Entertainment, Inc.* (Entertainment)	96	2,262
Polo Ralph Lauren Corp. (Apparel)	96	5,932
Priceline.com, Inc.* (Internet)	48	5,513
R.H. Donnelley Corp.* (Advertising)	96	3,502
RadioShack Corp. (Retail)	192	3,237
Regal Entertainment Group—Class A (Entertainment)	120	2,168
Regis Corp. (Retail)	72	2,013
Rent-A-Center, Inc.* (Commercial Services)	96	1,394
Rite Aid Corp.* (Retail)	816	2,277
Ross Stores, Inc. (Retail)	216	5,523
Royal Caribbean Cruises, Ltd.ADR (Leisure Time)	216	9,167
Safeway, Inc. (Food)	672	22,989
Saks, Inc.* (Retail)	192	3,986
Sally Beauty Holdings, Inc.* (Retail)	120	1,086
Scholastic Corp.* (Media)	48	1,675
Scientific Games Corp.—Class A* (Entertainment)	96	3,192
Sears Holdings Corp.* (Retail)	120	12,246
Sequa Corp.—Class A (Commercial Services)	432	6,070
Sirius Satellite Radio, Inc.* (Media)	1,992	6,036
SkyWest, Inc. (Airlines)	96	2,578
Sonic Corp.* (Retail)	96	2,102
Sotheby’s (Commercial Services)	96	3,658
Southwest Airlines Co. (Airlines)	1,104	13,469
Staples, Inc. (Retail)	1,056	24,362
Starbucks Corp.* (Retail)	1,104	22,599
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	312	13,737
Strayer Education, Inc. (Commercial Services)	24	4,094
SuperValu, Inc. (Food)	312	11,706
Sysco Corp. (Food)	912	28,463
Target Corp. (Retail)	1,128	56,400
The E.W. Scripps Co.—Class A (Media)	120	5,401
The Gap, Inc. (Retail)	888	18,897
The Gymboree Corp.* (Apparel)	48	1,462
The Men’s Wearhouse, Inc. (Retail)	72	1,943
The New York Times Co.—Class A (Media)	216	3,786
Tiffany & Co. (Retail)	216	9,942
Time Warner Cable, Inc.—Class A* (Media)	240	6,624
Time Warner, Inc. (Media)	5,448	89,946
TJX Cos., Inc. (Retail)	672	19,307
Tractor Supply Co.* (Retail)	48	1,725
UAL Corp.* (Airlines)	168	5,991
United Natural Foods, Inc.* (Food)	48	1,523
Urban Outfitters, Inc.* (Retail)	168	4,580
US Airways Group, Inc.* (Airlines)	120	1,765
Vail Resorts, Inc.* (Entertainment)	48	2,583
ValueClick, Inc.* (Internet)	144	3,154
VCA Antech, Inc.* (Pharmaceuticals)	120	5,308
Viacom, Inc.—Class B* (Media)	840	36,893
Wal-Mart Stores, Inc. (Retail)	3,792	180,234
Walgreen Co. (Retail)	1,488	56,663
Walt Disney Co. (Media)	2,688	86,769
Washington Post Co.—Class B (Media)	24	18,994
Wendy’s International, Inc. (Retail)	120	3,101
Whole Foods Market, Inc. (Food)	216	8,813
Williams Sonoma, Inc. (Retail)	144	3,730
WMS Industries, Inc.* (Leisure Time)	72	2,638
Wyndham Worldwide Corp. (Lodging)	264	6,220
Wynn Resorts, Ltd. (Lodging)	96	10,764
XM Satellite Radio Holdings, Inc.—Class A* (Media)	456	5,581
YUM! Brands, Inc. (Retail)	768	29,391
Zale Corp.* (Retail)	72	1,156

TOTAL COMMON STOCKS
(Cost $1,613,228)		2,413,561

TOTAL INVESTMENT SECURITIES
(Cost $1,613,228)—98.2%		2,413,561
Net other assets (liabilities)—1.8%		43,947

NET ASSETS—100.0%		$2,457,508

*	Non-income producing security
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

111

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Consumer Services	December 31, 2007

ProFund VP Consumer Services invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	1.6%
Airlines	1.8%
Apparel	0.4%
Commercial Services	4.5%
Computers	0.3%
Entertainment	1.9%
Food	4.2%
Household Products/Wares	0.1%
Internet	6.0%
Leisure Time	1.8%
Lodging	4.2%
Media	24.7%
Miscellaneous Manufacturing	0.1%
Pharmaceuticals	2.2%
Retail	43.6%
Software	0.8%
Other**	1.8%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

112

PROFUNDS VP
ProFund VP Consumer Services

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $1,613,228)	$2,413,561
Dividends and interest receivable	3,533
Receivable for investments sold	201,078
Receivable from Advisor	351
Prepaid expenses	23

Total Assets	2,618,546

Liabilities:
Cash overdraft	20,070
Payable for capital shares redeemed	134,987
Administration fees payable	70
Administrative services fees payable	787
Distribution fees payable	564
Transfer agency fees payable	171
Fund accounting fees payable	107
Compliance services fees payable	68
Other accrued expenses	4,214

Total Liabilities	161,038

Net Assets	$2,457,508

Net Assets consist of:
Capital	$2,875,062
Accumulated net realized gains (losses) on investments	(1,217,887)
Net unrealized appreciation (depreciation) on investments	800,333

Net Assets	$2,457,508

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	83,647

Net Asset Value (offering and redemption price per share)	$29.38

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$54,000
Interest	556

Total Investment Income	54,556

Expenses:
Advisory fees	44,191
Management services fees	8,838
Administration fees	1,843
Transfer agency fees	1,980
Administrative services fees	20,606
Distribution fees	14,730
Custody fees	22,332
Fund accounting fees	3,974
Trustee fees	115
Compliance services fees	70
Other fees	3,521

Total Gross Expenses before reductions	122,200
Less Expenses reduced by the Advisor	(26,159)

Total Net Expenses	96,041

Net Investment Income (Loss)	(41,485)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	477,902
Change in net unrealized appreciation/depreciation on investments	(815,583)

Net Realized and Unrealized Gains (Losses) on Investments	(337,681)

Change in Net Assets Resulting from Operations	$(379,166)

See accompanying notes to the financial statements.

113

PROFUNDS VP
ProFund VP Consumer Services

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(41,485)	$(32,436)
Net realized gains (losses) on investments	477,902	46,886
Change in net unrealized appreciation/depreciation on investments	(815,583)	839,813

Change in net assets resulting from operations	(379,166)	854,263

Capital Transactions:
Proceeds from shares issued	35,062,017	35,367,669
Value of shares redeemed	(38,724,343)	(33,243,899)

Change in net assets resulting from capital transactions	(3,662,326)	2,123,770

Change in net assets	(4,041,492)	2,978,033
Net Assets:
Beginning of period	6,499,000	3,520,967

End of period	$2,457,508	$6,499,000

Share Transactions:
Issued	1,074,392	1,186,321
Redeemed	(1,193,742)	(1,106,480)

Change in shares	(119,350)	79,841

See accompanying notes to the financial statements.

114

PROFUNDS VP
ProFund VP Consumer Services

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$32.02	$28.59	$29.99	$27.87	$21.98

Investment Activities:
Net investment income (loss)(a)	(0.23)	(0.17)	(0.35)	(0.29)	(0.30)
Net realized and unrealized gains (losses) on investments	(2.41)	3.60	(1.05)	2.41	6.19

Total income (loss) from investment activities	(2.64)	3.43	(1.40)	2.12	5.89

Net Asset Value, End of Period	$29.38	$32.02	$28.59	$29.99	$27.87

Total Return	(8.24)%	12.00%	(4.67)%	7.61%	26.80%

Ratios to Average Net Assets:
Gross expenses	2.07%	2.19%	2.48%	2.20%	2.33%
Net expenses	1.63%	1.70%	1.98%	1.98%	1.96%
Net investment income (loss)	(0.70)%	(0.57)%	(1.22)%	(1.03)%	(1.19)%

Supplemental Data:
Net assets, end of period (000’s)	$2,458	$6,499	$3,521	$11,878	$3,777
Portfolio turnover rate(b)	618%	579%	1,219%	1,256%	2,100%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

115

ProFund VP Financials

The ProFund VP Financials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index. For the year ended December 31, 2007, the Fund had a total return of –19.11%, compared to a return of –17.66%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Financials Index measures the performance of the financial services industry of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Bank of New York Mellon Corp (+19.35%), Goldman Sachs (+8.59%), and JPMorgan Chase (–6.90%), while the bottom three performers in this group were Citigroup (–44.71%), Wachovia (–29.91%), and Bank of America (–18.86%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Financials from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Financials	1/22/01	–19.11%	7.03%	1.60%	1.72%	1.63%

Dow Jones U.S. Financials Index	1/22/01	–17.66%	9.43%	4.19%	N/A	N/A

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance shares above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

116

PROFUNDS VP
ProFund VP Financials

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Financials seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Financials Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Bank of America Corp.	7.3%
J.P. Morgan Chase & Co.	5.8%
Citigroup, Inc.	5.6%
American International Group, Inc.	5.1%
Wells Fargo & Co.	3.8%

Dow Jones U.S. Financials Index - Composition
% of Index

Banks	38%
General Financial	27%
Non-Life Insurance	17%
Real Estate	11%
Life Insurance	7%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Financials	December 31, 2007

Common Stocks (100.1%)
	Shares	Value

ACE, Ltd.ADR (Insurance)	3,080	$190,283
Affiliated Managers Group, Inc.* (Diversified Financial Services)	280	32,889
AFLAC, Inc. (Insurance)	4,760	298,119
Alabama National BanCorp (Banks)	280	21,787
Alexandria Real Estate Equities, Inc. (REIT)	280	28,468
Allied World Assurance Holdings, Ltd.ADR (Insurance)	280	14,048
Allstate Corp. (Insurance)	5,600	292,488
AMB Property Corp. (REIT)	840	48,350
Ambac Financial Group, Inc. (Insurance)	1,120	28,862
American Express Co. (Diversified Financial Services)	10,080	524,362
American Financial Group, Inc. (Insurance)	560	16,173
American International Group, Inc. (Insurance)	21,840	1,273,272
American National Insurance Co. (Insurance)	280	33,947
AmeriCredit Corp.* (Diversified Financial Services)	1,120	14,325
Ameriprise Financial, Inc. (Diversified Financial Services)	2,240	123,446
Annaly Mortgage Management, Inc. (REIT)	3,920	71,266
AON Corp. (Insurance)	2,520	120,179
Apartment Investment and Management Co.—Class A (REIT)	840	29,173
Arch Capital Group, Ltd.ADR* (Insurance)	560	39,396
Arthur J. Gallagher & Co. (Insurance)	840	20,320
Aspen Insurance Holdings, Ltd.ADR (Insurance)	840	24,226
Associated Banc-Corp (Banks)	1,120	30,341
Assurant, Inc. (Insurance)	840	56,196
Assured Guaranty, Ltd.ADR (Insurance)	560	14,862
Astoria Financial Corp. (Savings & Loans)	840	19,547
Avalonbay Communities, Inc. (REIT)	840	79,078
Axis Capital Holdings, Ltd.ADR (Insurance)	1,400	54,558
BancorpSouth, Inc. (Banks)	840	19,832
Bank of America Corp. (Banks)	43,960	1,813,790
Bank of Hawaii Corp. (Banks)	560	28,638
Bank of New York Mellon Corp. (Banks)	11,200	546,112
BB&T Corp. (Banks)	5,320	163,164
Bear Stearns Cos., Inc. (Diversified Financial Services)	1,120	98,840
BioMed Realty Trust, Inc. (REIT)	560	12,975
BlackRock, Inc.—Class A (Diversified Financial Services)	280	60,704
BOK Financial Corp. (Banks)	280	14,476
Boston Properties, Inc. (REIT)	1,120	102,827
Brandywine Realty Trust (REIT)	840	15,061
BRE Properties, Inc.—Class A (REIT)	560	22,697
Brookfield Properties Corp.ADR (Real Estate)	1,960	37,730
Brown & Brown, Inc. (Insurance)	1,120	26,320
Camden Property Trust (REIT)	560	26,964
Capital One Financial Corp. (Diversified Financial Services)	4,200	198,492
CapitalSource, Inc. (Diversified Financial Services)	1,400	24,626
Cathay Bancorp, Inc. (Banks)	560	14,834
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	1,960	42,238
CBL & Associates Properties, Inc. (REIT)	560	13,390
Chubb Corp. (Insurance)	3,640	198,671
Cincinnati Financial Corp. (Insurance)	1,400	55,356
CIT Group, Inc. (Diversified Financial Services)	1,960	47,099
Citigroup, Inc. (Diversified Financial Services)	47,320	1,393,101
Citizens Republic Bancorp, Inc. (Banks)	840	12,188
City National Corp. (Banks)	280	16,674
CME Group, Inc. (Diversified Financial Services)	560	384,160
Comerica, Inc. (Banks)	1,400	60,942
Commerce Bancorp, Inc. (Banks)	1,960	74,754
Commerce Bancshares, Inc. (Banks)	560	25,122
Conseco, Inc.* (Insurance)	1,960	24,618
Corporate Office Properties Trust (REIT)	560	17,640
Countrywide Credit Industries, Inc. (Diversified Financial Services)	5,600	50,064
Cullen/Frost Bankers, Inc. (Banks)	560	28,370
DCT Industrial Trust, Inc. (REIT)	1,680	15,641
Delphi Financial Group, Inc.—Class A (Insurance)	560	19,757
Developers Diversified Realty Corp. (REIT)	1,120	42,885
DiamondRock Hospitality Co. (REIT)	840	12,583
Digital Realty Trust, Inc. (REIT)	560	21,487
Discover Financial Services (Diversified Financial Services)	4,200	63,336
Douglas Emmett, Inc. (REIT)	840	18,992
Duke-Weeks Realty Corp. (REIT)	1,400	36,512
E* TRADE Financial Corp.* (Diversified Financial Services)	4,200	14,910
East West Bancorp, Inc. (Banks)	560	13,569
Eaton Vance Corp. (Diversified Financial Services)	1,120	50,859
Endurance Specialty Holdings, Ltd.ADR (Insurance)	560	23,369
Entertainment Properties Trust (REIT)	280	13,160
Equifax, Inc. (Commercial Services)	1,400	50,904
Equity Residential Properties Trust (REIT)	2,520	91,904
Erie Indemnity Co.—Class A (Insurance)	560	29,058

See accompanying notes to the financial statements.

117

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Financials	December 31, 2007

Common Stocks, continued
	Shares	Value

Essex Property Trust, Inc. (REIT)	280	$27,297
Everest Re Group, Ltd.ADR (Insurance)	560	56,224
Fannie Mae (Diversified Financial Services)	9,520	380,610
Federal Realty Investment Trust (REIT)	560	46,004
Federated Investors, Inc.—Class B (Diversified Financial Services)	840	34,574
Fidelity National Title Group, Inc.—Class A (Insurance)	2,240	32,726
Fifth Third Bancorp (Banks)	4,760	119,619
First American Financial Corp. (Insurance)	840	28,661
First Community Bancorp (Banks)	280	11,547
First Horizon National Corp. (Banks)	1,120	20,328
First Industrial Realty Trust, Inc. (REIT)	560	19,376
First Midwest Bancorp, Inc. (Banks)	560	17,136
First Niagara Financial Group, Inc. (Savings & Loans)	1,120	13,485
FirstMerit Corp. (Banks)	840	16,808
Forest City Enterprises, Inc.—Class A (Real Estate)	560	24,886
Franklin Resources, Inc. (Diversified Financial Services)	1,680	192,243
Freddie Mac (Diversified Financial Services)	6,440	219,411
Fulton Financial Corp. (Banks)	1,680	18,850
General Growth Properties, Inc. (REIT)	2,240	92,243
Genworth Financial, Inc.—Class A (Diversified Financial Services)	4,200	106,890
Hanover Insurance Group, Inc. (Insurance)	560	25,648
Hartford Financial Services Group, Inc. (Insurance)	3,080	268,545
HCC Insurance Holdings, Inc. (Insurance)	1,120	32,122
HCP, Inc. (REIT)	2,240	77,907
Health Care REIT, Inc. (REIT)	840	37,540
Healthcare Realty Trust, Inc. (REIT)	560	14,218
Highwoods Properties, Inc. (REIT)	560	16,453
Hilb, Rogal, and Hobbs Co. (Insurance)	280	11,360
Home Properties, Inc. (REIT)	280	12,558
Hospitality Properties Trust (REIT)	840	27,065
Host Marriott Corp. (REIT)	5,040	85,882
HRPT Properties Trust (REIT)	2,240	17,315
Hudson City Bancorp, Inc. (Savings & Loans)	4,760	71,495
Huntington Bancshares, Inc. (Banks)	3,640	53,726
IntercontinentalExchange, Inc.* (Diversified Financial Services)	560	107,800
International Bancshares Corp. (Banks)	560	11,726
Investment Technology Group, Inc.* (Diversified Financial Services)	560	26,650
IPC Holdings, Ltd.ADR (Insurance)	560	16,167
iStar Financial, Inc. (REIT)	1,120	29,176
J.P. Morgan Chase & Co. (Diversified Financial Services)	33,040	1,442,196
Janus Capital Group, Inc. (Diversified Financial Services)	1,680	55,188
Jefferies Group, Inc. (Diversified Financial Services)	1,120	25,816
Jones Lang LaSalle, Inc. (Real Estate)	280	19,925
KeyCorp (Banks)	3,640	85,358
Kilroy Realty Corp. (REIT)	280	15,389
Kimco Realty Corp. (REIT)	2,240	81,536
Knight Capital Group, Inc.—Class A* (Diversified Financial Services)	840	12,096
LaSalle Hotel Properties (REIT)	280	8,932
Lazard, Ltd.—Class AADR (Diversified Financial Services)	560	22,781
Legg Mason, Inc. (Diversified Financial Services)	1,400	102,410
Liberty Property Trust (REIT)	840	24,200
Lincoln National Corp. (Insurance)	2,520	146,714
Loews Corp. (Insurance)	4,480	225,523
M&T Bank Corp. (Banks)	840	68,519
Mack-Cali Realty Corp. (REIT)	560	19,040
Marsh & McLennan Cos., Inc. (Insurance)	5,320	140,820
Marshall & Ilsley Corp. (Banks)	2,520	66,730
MasterCard, Inc.—Class A (Software)	560	120,512
MBIA, Inc. (Insurance)	1,120	20,866
Mercury General Corp. (Insurance)	280	13,947
Merrill Lynch & Co., Inc. (Diversified Financial Services)	7,840	420,851
MetLife, Inc. (Insurance)	4,480	276,058
MF Global, Ltd.ADR* (Diversified Financial Services)	840	26,435
MGIC Investment Corp. (Insurance)	840	18,841
Mid-America Apartment Communities, Inc. (REIT)	280	11,970
Moneygram International, Inc. (Software)	840	12,911
Montpelier Re Holdings, Ltd.ADR (Insurance)	840	14,288
Moody’s Corp. (Commercial Services)	2,240	79,968
Morgan Stanley Dean Witter & Co. (Diversified Financial Services)	9,520	505,607
NASDAQ Stock Market, Inc.* (Diversified Financial Services)	1,120	55,429
National City Corp. (Banks)	5,600	92,176
National Financial Partners (Diversified Financial Services)	280	12,771
National Retail Properties, Inc. (REIT)	560	13,093
Nationwide Financial Services (Insurance)	560	25,206
Nationwide Health Properties, Inc. (REIT)	840	26,376
New York Community Bancorp (Savings & Loans)	3,080	54,146
NewAlliance Bancshares, Inc. (Savings & Loans)	1,120	12,902
Northern Trust Corp. (Banks)	1,960	150,097
Nymex Holdings, Inc. (Diversified Financial Services)	560	74,822
NYSE Euronext (Diversified Financial Services)	1,960	172,029
Old Republic International Corp. (Insurance)	2,240	34,518
PartnerRe, Ltd.ADR (Insurance)	560	46,217
Pennsylvania REIT (REIT)	280	8,310
People’s United Financial, Inc. (Banks)	1,120	19,936
Philadelphia Consolidated Holding Corp.* (Insurance)	560	22,036
Platinum Underwriters Holdings, Ltd.ADR (Insurance)	560	19,914
Plum Creek Timber Co., Inc. (Forest Products & Paper)	1,680	77,347
PMI Group, Inc. (Insurance)	840	11,155
PNC Financial Services Group (Banks)	3,360	220,584
Popular, Inc. (Banks)	2,520	26,712
Post Properties, Inc. (REIT)	560	19,667
Potlatch Corp. (Forest Products & Paper)	280	12,443
Principal Financial Group, Inc. (Insurance)	2,520	173,477
ProAssurance Corp.* (Insurance)	280	15,378
Progressive Corp. (Insurance)	6,440	123,390
ProLogis (REIT)	2,520	159,718
Prosperity Bancshares, Inc. (Banks)	560	16,458
Protective Life Corp. (Insurance)	560	22,971
Prudential Financial, Inc. (Insurance)	4,480	416,819
Public Storage, Inc. (REIT)	1,120	82,219
Raymond James Financial Corp. (Diversified Financial Services)	840	27,434
Rayonier, Inc. (Forest Products & Paper)	840	39,682
Realty Income Corp. (REIT)	1,120	30,262
Regency Centers Corp. (REIT)	560	36,114
Regions Financial Corp. (Banks)	6,720	158,928
Reinsurance Group of America, Inc. (Insurance)	280	14,694
RenaissanceRe HoldingsADR (Insurance)	560	33,734
RLI Corp. (Insurance)	280	15,901
SAFECO Corp. (Insurance)	840	46,771
SEI Investments Co. (Software)	1,400	45,038
Selective Insurance Group, Inc. (Insurance)	560	12,874
Senior Housing Properties Trust (REIT)	840	19,051

See accompanying notes to the financial statements.

118

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Financials	December 31, 2007

Common Stocks, continued
	Shares	Value

Simon Property Group, Inc. (REIT)	2,240	$194,567
SL Green Realty Corp. (REIT)	560	52,338
SLM Corp. (Diversified Financial Services)	3,920	78,949
South Financial Group, Inc. (Banks)	840	13,129
Sovereign Bancorp, Inc. (Savings & Loans)	3,360	38,304
St. Joe Co. (Real Estate)	840	29,828
StanCorp Financial Group, Inc. (Insurance)	560	28,213
State Street Corp. (Banks)	3,640	295,568
Strategic Hotels & Resorts, Inc. (REIT)	840	14,053
Sunstone Hotel Investors, Inc. (REIT)	560	10,242
SunTrust Banks, Inc. (Banks)	3,360	209,967
Susquehanna Bancshares, Inc. (Banks)	840	15,490
SVB Financial Group* (Banks)	280	14,112
Synovus Financial Corp. (Banks)	2,800	67,424
T. Rowe Price Group, Inc. (Diversified Financial Services)	2,520	153,418
Taubman Centers, Inc. (REIT)	560	27,546
TCF Financial Corp. (Banks)	1,120	20,082
TD Ameritrade Holding Corp.* (Diversified Financial Services)	2,240	44,934
The Charles Schwab Corp. (Diversified Financial Services)	9,240	236,082
The Colonial BancGroup, Inc. (Banks)	1,400	18,956
The Commerce Group, Inc. (Insurance)	560	20,149
The Goldman Sachs Group, Inc. (Diversified Financial Services)	3,640	782,782
The Macerich Co. (REIT)	840	59,690
The Phoenix Cos., Inc. (Insurance)	1,120	13,294
The Travelers Companies, Inc. (Insurance)	6,440	346,472
Thornburg Mortgage Asset Corp. (REIT)	1,400	12,936
Torchmark Corp. (Insurance)	840	50,845
Transatlantic Holdings, Inc. (Insurance)	280	20,348
Trustmark Corp. (Banks)	560	14,202
U.S. Bancorp (Banks)	16,800	533,232
UCBH Holdings, Inc. (Banks)	1,120	15,859
UDR, Inc. (REIT)	1,400	27,790
UnionBanCal Corp. (Banks)	560	27,390
United Bankshares, Inc. (Banks)	560	15,691
Unitrin, Inc. (Insurance)	560	26,874
UnumProvident Corp. (Insurance)	3,640	86,596
Valley National Bancorp (Banks)	1,120	21,347
Ventas, Inc. (REIT)	1,400	63,350
Vornado Realty Trust (REIT)	1,400	123,130
W.R. Berkley Corp. (Insurance)	1,680	50,081
Wachovia Corp. (Banks)	19,320	734,740
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	840	30,316
Washington Federal, Inc. (Savings & Loans)	840	17,732
Washington Mutual, Inc. (Savings & Loans)	8,400	114,324
Washington REIT (REIT)	560	17,590
Webster Financial Corp. (Banks)	560	17,903
Weingarten Realty Investors (REIT)	840	26,410
Wells Fargo & Co. (Banks)	31,360	946,759
Westamerica Bancorp (Banks)	280	12,474
Whitney Holding Corp. (Banks)	560	14,644
Willis Group Holdings, Ltd.ADR (Insurance)	1,120	42,526
Wilmington Trust Corp. (Banks)	560	19,712
XL Capital, Ltd.—Class AADR (Insurance)	1,680	84,521
Zenith National Insurance Corp. (Insurance)	280	12,524
Zions Bancorp (Banks)	1,120	52,293

TOTAL COMMON STOCKS
(Cost $19,495,621)		24,917,581

Repurchase Agreements (0.4%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $30,007 (Collateralized by $31,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $31,220)	$30,000	30,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $82,019 (Collateralized by $84,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $84,596)	82,000	82,000

TOTAL REPURCHASE AGREEMENTS
(Cost $112,000)		112,000

TOTAL INVESTMENT SECURITIES
(Cost $19,607,621)—100.5%		25,029,581
Net other assets (liabilities)—(0.5)%		(130,753)

NET ASSETS—100.0%		$24,898,828

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Financials invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Banks	29.0%
Commercial Services	0.5%
Diversified Financial Services	33.5%
Forest Products & Paper	0.4%
Insurance	24.2%
REIT	9.8%
Real Estate	0.5%
Savings & Loans	1.4%
Software	0.8%
Other**	(0.1)%

**	Includes any non-equity securities and net other assets (liabilities).
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.

119

PROFUNDS VP ProFund VP Financials

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $19,495,621)	$24,917,581
Repurchase agreements, at cost	112,000

Total Investment Securities	25,029,581
Cash	798
Dividends and interest receivable	47,067
Receivable for capital shares issued	924,955
Receivable for investments sold	19,087
Prepaid expenses	115

Total Assets	26,021,603

Liabilities:
Payable for investments purchased	1,078,046
Payable for capital shares redeemed	5,554
Advisory fees payable	9,379
Management services fees payable	1,250
Administration fees payable	605
Administrative services fees payable	6,349
Distribution fees payable	6,684
Trustee fees payable	4
Transfer agency fees payable	1,348
Fund accounting fees payable	934
Compliance services fees payable	511
Other accrued expenses	12,111

Total Liabilities	1,122,775

Net Assets	$24,898,828

Net Assets consist of:
Capital	$24,966,445
Accumulated net investment income (loss)	353,453
Accumulated net realized gains (losses) on investments	(5,843,030)
Net unrealized appreciation (depreciation) on investments	5,421,960

Net Assets	$24,898,828

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	768,904

Net Asset Value (offering and redemption price per share)	$32.38

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$906,978
Interest	2,152

Total Investment Income	909,130

Expenses:
Advisory fees	255,679
Management services fees	51,136
Administration fees	10,648
Transfer agency fees	11,221
Administrative services fees	106,339
Distribution fees	85,226
Custody fees	29,289
Fund accounting fees	16,435
Trustee fees	544
Compliance services fees	418
Other fees	26,858

Total Gross Expenses before reductions	593,793
Less Expenses reduced by the Advisor	(38,116)

Total Net Expenses	555,677

Net Investment Income (Loss)	353,453

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	423,664
Change in net unrealized appreciation/depreciation on investments	(6,807,488)

Net Realized and Unrealized Gains (Losses) on Investments	(6,383,824)

Change in Net Assets Resulting from Operations	$(6,030,371)

See accompanying notes to the financial statements.

120

PROFUNDS VP ProFund VP Financials

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$353,453	$349,425
Net realized gains (losses) on investments	423,664	(44,782)
Change in net unrealized appreciation/depreciation on investments	(6,807,488)	5,184,077

Change in net assets resulting from operations	(6,030,371)	5,488,720

Distributions to Shareholders From:
Net investment income	(349,425)	(196,539)

Change in net assets resulting from distributions	(349,425)	(196,539)

Capital Transactions:
Proceeds from shares issued	79,724,295	117,432,507
Dividends reinvested	349,425	196,539
Value of shares redeemed	(98,405,131)	(109,235,218)

Change in net assets resulting from capital transactions	(18,331,411)	8,393,828

Change in net assets	(24,711,207)	13,686,009
Net Assets:
Beginning of period	49,610,035	35,924,026

End of period	$24,898,828	$49,610,035

Accumulated net investment income (loss)	$353,453	$349,425

Share Transactions:
Issued	2,090,110	3,141,286
Reinvested	9,475	5,213
Redeemed	(2,551,398)	(2,957,018)

Change in shares	(451,813)	189,481

See accompanying notes to the financial statements.

121

PROFUNDS VP ProFund VP Financials

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$40.64	$34.84	$33.80	$30.72	$23.85

Investment Activities:
Net investment income (loss)(a)	0.41	0.34	0.27	0.20	0.11
Net realized and unrealized gains (losses) on investments	(8.11)	5.69	1.06	2.97	6.80

Total income (loss) from investment activities	(7.70)	6.03	1.33	3.17	6.91

Distributions to Shareholders From:
Net investment income	(0.56)	(0.23)	(0.29)	(0.09)	(0.04)

Net Asset Value, End of Period	$32.38	$40.64	$34.84	$33.80	$30.72

Total Return	(19.11)%	17.35%	3.98%	10.34%	28.99%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.76%	1.92%	1.92%	2.07%
Net expenses	1.63%	1.68%	1.92%	1.92%	1.98%
Net investment income (loss)	1.04%	0.90%	0.80%	0.63%	0.42%

Supplemental Data:
Net assets, end of period (000’s)	$24,899	$49,610	$35,924	$30,767	$21,024
Portfolio turnover rate(b)	216%	247%	316%	595%	726%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

122

ProFund VP Oil & Gas

The ProFund VP Oil & Gas seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index. For the year ended December 31, 2007, the Fund had a total return of 32.48%, compared to a total return of 34.84%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Oil & Gas Index measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Transocean (+66.87%), Apache Corp (+62.91%), and Occidental Petroleum (+60.25%), while the bottom three performers in this group were Exxon Mobil (+24.34%), Conoco Phillips (+25.42%), and Chevron Corp (+30.56%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Oil & Gas from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Oil & Gas	1/22/01	32.48%	27.11%	14.53%	1.70%	1.63%

Dow Jones U.S. Oil & Gas Index	1/22/01	34.84%	29.88%	17.50%	N/A	N/A

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

123

PROFUNDS VP
ProFund VP Oil & Gas

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Oil & Gas seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	95%

Total Exposure	95%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Exxon Mobil Corp.	24.0%
ChevronTexaco Corp.	11.3%
ConocoPhillips	7.4%
Schlumberger, Ltd.	6.7%
Occidental Petroleum Corp.	3.6%

Dow Jones U.S. Oil & Gas Index - Composition
% of Index

Oil and Gas Producers	75%
Oil Equipment, Services and Distribution	25%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Oil & Gas	December 31, 2007

Common Stocks (95.1)%
	Shares	Value

Anadarko Petroleum Corp. (Oil & Gas)	51,460	$3,380,407
Apache Corp. (Oil & Gas)	36,520	3,927,361
Atwood Oceanics, Inc.* (Oil & Gas)	3,320	332,797
Baker Hughes, Inc. (Oil & Gas Services)	35,690	2,894,459
Berry Petroleum Co.—Class A (Oil & Gas)	4,150	184,467
BJ Services Co. (Oil & Gas Services)	32,370	785,296
Bristow Group, Inc.* (Transportation)	2,490	141,059
Cabot Oil & Gas Corp. (Oil & Gas)	10,790	435,592
Cameron International Corp.* (Oil & Gas Services)	23,240	1,118,541
Cheniere Energy, Inc.* (Oil & Gas)	4,980	162,547
Chesapeake Energy Corp. (Oil & Gas)	49,800	1,952,160
ChevronTexaco Corp. (Oil & Gas)	235,720	21,999,748
Cimarex Energy Co. (Oil & Gas)	9,130	388,299
Comstock Resources, Inc.* (Oil & Gas)	4,980	169,320
ConocoPhillips (Oil & Gas)	163,510	14,437,933
Core Laboratories NVADR* (Oil & Gas Services)	2,490	310,553
Crosstex Energy, Inc. (Oil & Gas)	4,980	185,455
Delta Petroleum Corp.* (Oil & Gas)	7,470	140,810
Denbury Resources, Inc.* (Oil & Gas)	26,560	790,160
Devon Energy Corp. (Oil & Gas)	46,480	4,132,537
Diamond Offshore Drilling, Inc. (Oil & Gas)	7,470	1,060,740
Dresser-Rand Group, Inc.* (Oil & Gas Services)	9,130	356,526
El Paso Corp. (Pipelines)	78,020	1,345,065
Encore Acquisition Co.* (Oil & Gas)	5,810	193,880
Ensco International, Inc. (Oil & Gas)	15,770	940,207
EOG Resources, Inc. (Oil & Gas)	27,390	2,444,557
EXCO Resources, Inc.* (Oil & Gas)	9,130	141,332
Exterran Holdings, Inc.* (Oil & Gas Services)	7,470	611,046
Exxon Mobil Corp. (Oil & Gas)	499,410	46,789,723
FMC Technologies, Inc.* (Oil & Gas Services)	14,110	800,037
Forest Oil Corp.* (Oil & Gas)	8,300	421,972
Frontier Oil Corp. (Oil & Gas)	11,620	471,540
Global Industries, Ltd.* (Oil & Gas Services)	9,960	213,343
Grant Prideco, Inc.* (Oil & Gas Services)	14,110	783,246
Grey Wolf, Inc.* (Oil & Gas)	20,750	110,598
Halliburton Co. (Oil & Gas Services)	97,110	3,681,440
Helix Energy Solutions Group, Inc.* (Oil & Gas Services)	9,130	378,895
Helmerich & Payne, Inc. (Oil & Gas)	10,790	432,355
Hercules Offshore, Inc.* (Oil & Gas Services)	9,960	236,849
Hess Corp. (Oil & Gas)	31,540	3,181,124
Holly Corp. (Oil & Gas)	4,980	253,432
ION Geophysical Corp.* (Oil & Gas Services)	8,300	130,974
Key Energy Services, Inc.* (Oil & Gas Services)	14,940	214,987
Marathon Oil Corp. (Oil & Gas)	78,850	4,798,811
Mariner Energy, Inc.* (Oil & Gas)	9,130	208,894
Murphy Oil Corp. (Oil & Gas)	19,920	1,690,013
Nabors Industries, Ltd.ADR* (Oil & Gas)	30,710	841,147
National-Oilwell Varco, Inc.* (Oil & Gas Services)	39,010	2,865,675
Newfield Exploration Co.* (Oil & Gas)	14,110	743,597
Newpark Resources, Inc.* (Oil & Gas Services)	9,960	54,282
Noble Corp.ADR (Oil & Gas)	29,880	1,688,519
Noble Energy, Inc. (Oil & Gas)	19,090	1,518,037
Occidental Petroleum Corp. (Oil & Gas)	92,130	7,093,089
Oceaneering International, Inc.* (Oil & Gas Services)	5,810	391,303
OGE Energy Corp. (Electric)	9,960	361,448
Oil States International, Inc.* (Oil & Gas Services)	5,810	198,237
Parker Drilling Co.* (Oil & Gas)	12,450	93,998
Patterson-UTI Energy, Inc. (Oil & Gas)	17,430	340,234
Penn Virginia Corp. (Oil & Gas)	4,150	181,064
Petrohawk Energy Corp.* (Oil & Gas)	19,090	330,448
Pioneer Natural Resources Co. (Oil & Gas)	13,280	648,595
Plains Exploration & Production Co.* (Oil & Gas)	12,450	672,300
Pride International, Inc.* (Oil & Gas)	18,260	619,014
Quicksilver Resources, Inc.* (Oil & Gas)	5,810	346,218
Range Resources Corp. (Oil & Gas)	16,600	852,576
Rowan Cos., Inc. (Oil & Gas)	12,450	491,277
Schlumberger, Ltd.ADR (Oil & Gas Services)	131,970	12,981,889
SEACOR SMIT, Inc.* (Oil & Gas Services)	2,490	230,923
Smith International, Inc. (Oil & Gas Services)	22,410	1,654,978
Southwestern Energy Co.* (Oil & Gas)	19,090	1,063,695
St. Mary Land & Exploration Co. (Oil & Gas)	6,640	256,370
Stone Energy Corp.* (Oil & Gas)	2,490	116,806
Sunoco, Inc. (Oil & Gas)	13,280	962,003
Superior Energy Services, Inc.* (Oil & Gas Services)	9,130	314,255
Swift Energy Co.* (Oil & Gas)	3,320	146,445
Tesoro Petroleum Corp. (Oil & Gas)	14,940	712,638
TETRA Technologies, Inc.* (Oil & Gas Services)	8,300	129,231
Tidewater, Inc. (Oil & Gas Services)	5,810	318,737
Transocean, Inc.ADR* (Oil & Gas)	34,030	4,871,394
Ultra Petroleum Corp.* (Oil & Gas)	16,600	1,186,900
Unit Corp.* (Oil & Gas)	4,980	230,325
Valero Energy Corp. (Oil & Gas)	60,590	4,243,118

See accompanying notes to the financial statements.

124

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Oil & Gas	December 31, 2007

Common Stocks, continued
	Shares	Value

W-H Energy Services, Inc.* (Oil & Gas Services)	3,320	$186,617
Weatherford International, Ltd.ADR* (Oil & Gas Services)	37,350	2,562,210
Whiting Petroleum Corp.* (Oil & Gas)	4,980	287,147
XTO Energy, Inc. (Oil & Gas)	53,120	2,728,244

TOTAL COMMON STOCKS
(Cost $89,065,605)		185,276,070

Repurchase Agreements (0.1%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $43,010 (Collateralized by $45,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $45,168)	$43,000	43,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $120,028 (Collateralized by $122,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $122,866)	120,000	120,000

TOTAL REPURCHASE AGREEMENTS
(Cost $163,000)		163,000

TOTAL INVESTMENT SECURITIES
(Cost $89,228,605)—95.2%		185,439,070
Net other assets (liabilities)—4.8%		9,431,808

NET ASSETS—100.0%		$194,870,878

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Oil & Gas invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Electric	0.2%
Oil & Gas	76.3%
Oil & Gas Services	17.8%
Pipelines	0.7%
Transportation	0.1%
Other**	4.9%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

125

PROFUNDS VP ProFund VP Oil & Gas

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $89,065,605)	$185,276,070
Repurchase agreements, at cost	163,000

Total Investment Securities	185,439,070
Cash	473
Dividends and interest receivable	62,010
Receivable for capital shares issued	6,250,963
Receivable for investments sold	9,742,571
Prepaid expenses	354

Total Assets	201,495,441

Liabilities:
Payable for investments purchased	6,109,888
Payable for capital shares redeemed	233,940
Advisory fees payable	101,900
Management services fees payable	13,587
Administration fees payable	4,710
Administrative services fees payable	54,078
Distribution fees payable	39,315
Trustee fees payable	30
Transfer agency fees payable	10,542
Fund accounting fees payable	7,270
Compliance services fees payable	3,694
Other accrued expenses	45,609

Total Liabilities	6,624,563

Net Assets	$194,870,878

Net Assets consist of:
Capital	$103,112,943
Accumulated net realized gains (losses) on investments	(4,452,530)

Net unrealized appreciation (depreciation) on investments	96,210,465

Net Assets	$194,870,878

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,921,855

Net Asset Value (offering and redemption price per share)	$66.69

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$2,191,807
Interest	25,351

Total Investment Income	2,217,158

Expenses:
Advisory fees	1,246,759
Management services fees	249,353
Administration fees	52,135
Transfer agency fees	56,030
Administrative services fees	579,098
Distribution fees	415,586
Custody fees	32,424
Fund accounting fees	75,900
Trustee fees	2,333
Compliance services fees	3,574
Other fees	125,178

Total Gross Expenses before reductions	2,838,370
Less Expenses reduced by the Advisor	(128,750)

Total Net Expenses	2,709,620

Net Investment Income (Loss)	(492,462)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	10,074,132
Change in net unrealized appreciation/depreciation on investments	32,901,176

Net Realized and Unrealized Gains (Losses) on Investments	42,975,308

Change in Net Assets Resulting from Operations	$42,482,846

See accompanying notes to the financial statements.

126

PROFUNDS VP ProFund VP Oil & Gas

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(492,462)	$(239,949)
Net realized gains (losses) on investments	10,074,132	9,392,567
Change in net unrealized appreciation/depreciation on investments	32,901,176	12,483,729

Change in net assets resulting from operations	42,482,846	21,636,347

Distributions to Shareholders From:
Net realized gains on investments	(4,283,910)	(12,141,848)

Change in net assets resulting from distributions	(4,283,910)	(12,141,848)

Capital Transactions:
Proceeds from shares issued	302,318,292	274,270,360
Dividends reinvested	4,283,910	12,141,848
Value of shares redeemed	(294,146,006)	(300,156,977)

Change in net assets resulting from capital transactions	12,456,196	(13,744,769)

Change in net assets	50,655,132	(4,250,270)
Net Assets:
Beginning of period	144,215,746	148,466,016

End of period	$194,870,878	$144,215,746

Share Transactions:
Issued	5,094,141	5,281,488
Reinvested	69,252	269,939
Redeemed	(5,041,455)	(5,908,691)

Change in shares	121,938	(357,264)

See accompanying notes to the financial statements.

127

PROFUNDS VP ProFund VP Oil & Gas

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$51.51	$47.02	$36.63	$28.33	$23.17

Investment Activities:
Net investment income (loss)(a)	(0.17)	(0.08)	(0.15)	(0.05)	(0.01)
Net realized and unrealized gains (losses) on investments	16.79	9.13	11.64	8.37	5.17

Total income (loss) from investment activities	16.62	9.05	11.49	8.32	5.16

Distributions to Shareholders From:
Net realized gains on investments	(1.44)	(4.56)	(1.10)	(0.02)	—

Net Asset Value, End of Period	$66.69	$51.51	$47.02	$36.63	$28.33

Total Return	32.48%	20.63%	31.31%	29.36%	22.27%

Ratios to Average Net Assets:
Gross expenses	1.71%	1.76%	1.86%	1.92%	2.09%
Net expenses	1.63%	1.68%	1.86%	1.92%	1.98%
Net investment income (loss)	(0.30)%	(0.15)%	(0.34)%	(0.16)%	(0.05)%

Supplemental Data:
Net assets, end of period (000’s)	$194,871	$144,216	$148,466	$85,137	$44,398
Portfolio turnover rate(b)	180%	166%	298%	470%	1,091%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

128

ProFund VP Pharmaceuticals

The ProFund VP Pharmaceuticals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index. For the year ended December 31, 2007, the Fund had a total return of 2.32%, compared to a return of 4.46%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals subsector of the U.S. equity market. Component companies include the makers of prescription and over-the-counter drugs, such as birth control pills, vaccines, aspirin and cold remedies.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Merck (+37.36%), Abbott Laboratories (+18.04%), and Schering-Plough (+13.66%), while the bottom three performers in this group were Forest Laboratories (–27.96%), Wyeth (–11.36%), and Pfizer (–8.15%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Pharmaceuticals from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Pharmaceuticals	5/1/02	2.32%	1.14%	–1.54%	1.72%	1.63%

Dow Jones U.S. Pharmaceuticals Index	5/1/02	4.46%	3.36%	0.54%	N/A	N/A

S&P 500 Index	5/1/02	5.49%	12.82%	7.39%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

129

PROFUNDS VP
ProFund VP Pharmaceuticals

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Pharmaceuticals seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	82%
Swap Agreements	18%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Johnson & Johnson	22.6%
Pfizer, Inc.	18.4%
Merck & Co., Inc.	8.2%
Bristol-Myers Squibb Co.	4.8%
Abbott Laboratories	4.8%

Dow Jones U.S. Pharmaceuticals Index - Composition
The Dow Jones U.S. Pharmaceuticals Index is comprised of a single sector.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Pharmaceuticals	December 31, 2007

Common Stocks (82.4)%
	Shares	Value

Abbott Laboratories (Pharmaceuticals)	10,642	$597,548
Adams Respiratory Therapeutics, Inc.* (Pharmaceuticals)	486	29,034
Alkermes, Inc.* (Pharmaceuticals)	1,458	22,730
Allergan, Inc. (Pharmaceuticals)	4,536	291,393
Alpharma, Inc.—Class A* (Pharmaceuticals)	648	13,057
APP Pharmaceuticals, Inc.* (Pharmaceuticals)	324	3,327
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	1,620	86,022
Bristol-Myers Squibb Co. (Pharmaceuticals)	22,660	600,943
Cephalon, Inc.* (Pharmaceuticals)	972	69,751
Eli Lilly & Co. (Pharmaceuticals)	11,056	590,280
Endo Pharmaceuticals Holdings, Inc.* (Pharmaceuticals)	1,944	51,847
Forest Laboratories, Inc.* (Pharmaceuticals)	4,698	171,242
Hospira, Inc.* (Pharmaceuticals)	2,268	96,708
Johnson & Johnson (Healthcare-Products)	42,444	2,831,015
King Pharmaceuticals, Inc.* (Pharmaceuticals)	3,564	36,495
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	810	21,036
Merck & Co., Inc. (Pharmaceuticals)	17,638	1,024,944
MGI Pharma, Inc.* (Pharmaceuticals)	1,134	45,961
Mylan Laboratories, Inc. (Pharmaceuticals)	4,536	63,776
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	324	4,497
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	486	11,664
Perrigo Co. (Pharmaceuticals)	1,134	39,701
Pfizer, Inc. (Pharmaceuticals)	101,088	2,297,730
Schering-Plough Corp. (Pharmaceuticals)	22,276	593,433
Sepracor, Inc.* (Pharmaceuticals)	1,620	42,525
The Medicines Co.* (Pharmaceuticals)	810	15,520
Theravance, Inc.* (Pharmaceuticals)	810	15,795
Valeant Pharmaceuticals International* (Pharmaceuticals)	1,134	13,574
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	1,458	39,570
Wyeth (Pharmaceuticals)	13,264	586,136

TOTAL COMMON STOCKS
(Cost $8,307,042)		10,307,254

Repurchase Agreements (0.5%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $17,004 (Collateralized by $20,000 U.S. Treasury Notes, 4.00%, 4/15/10, market value $19,691)	$17,000	17,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $46,011 (Collateralized by $47,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $47,333)	46,000	46,000

TOTAL REPURCHASE AGREEMENTS
(Cost $63,000)		63,000

TOTAL INVESTMENT SECURITIES
(Cost $8,370,042)—82.9%		10,370,254
Net other assets (liabilities)—17.1%		2,140,584

NET ASSETS—100.0%		$12,510,838

*	Non-income producing security

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Dow Jones U.S. Pharmaceuticals Index expiring 1/24/08	$2,199,450	$(550)

ProFund VP Pharmaceuticals invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Healthcare-Products	22.6%
Pharmaceuticals	59.8%
Other**	17.6%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

130

PROFUNDS VP ProFund VP Pharmaceuticals

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $8,307,042)	$10,307,254
Repurchase agreements, at cost	63,000

Total Investment Securities	10,370,254
Cash	280
Dividends and interest receivable	12,132
Receivable for investments sold	2,903,880
Prepaid expenses	49

Total Assets	13,286,595

Liabilities:
Payable for capital shares redeemed	754,458
Unrealized loss on swap agreements	550
Advisory fees payable	6,386
Management services fees payable	851
Administration fees payable	353
Administrative services fees payable	3,965
Distribution fees payable	2,836
Trustee fees payable	2
Transfer agency fees payable	769
Fund accounting fees payable	545
Compliance services fees payable	306
Other accrued expenses	4,736

Total Liabilities	775,757

Net Assets	$12,510,838

Net Assets consist of:
Capital	$16,332,396
Accumulated net investment income (loss)	240,807
Accumulated net realized gains (losses) on investments	(6,062,027)
Net unrealized appreciation (depreciation) on investments	1,999,662

Net Assets	$12,510,838

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	491,235

Net Asset Value (offering and redemption price per share)	$25.47

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$558,169
Interest	3,894

Total Investment Income	562,063

Expenses:
Advisory fees	147,817
Management services fees	29,564
Administration fees	6,135
Transfer agency fees	6,497
Administrative services fees	68,971
Distribution fees	49,272
Custody fees	8,457
Fund accounting fees	8,953
Trustee fees	282
Compliance services fees	274
Other fees	15,512

Total Gross Expenses before reductions	341,734
Less Expenses reduced by the Advisor	(20,478)

Total Net Expenses	321,256

Net Investment Income (Loss)	240,807

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	450,768
Net realized gains (losses) on swap agreements	85,483
Change in net unrealized appreciation/depreciation on investments	(450,256)

Net Realized and Unrealized Gains (Losses) on Investments	85,995

Change in Net Assets Resulting from Operations	$326,802

See accompanying notes to the financial statements.

131

PROFUNDS VP ProFund VP Pharmaceuticals

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$240,807	$216,589
Net realized gains (losses) on investments	536,251	(607,835)
Change in net unrealized appreciation/depreciation on investments	(450,256)	1,416,422

Change in net assets resulting from operations	326,802	1,025,176

Distributions to Shareholders From:
Net investment income	(216,589)	(79,670)

Change in net assets resulting from distributions	(216,589)	(79,670)

Capital Transactions:
Proceeds from shares issued	73,246,036	90,898,439
Dividends reinvested	216,589	79,670
Value of shares redeemed	(82,141,123)	(81,624,741)

Change in net assets resulting from capital transactions	(8,678,498)	9,353,368

Change in net assets	(8,568,285)	10,298,874
Net Assets:
Beginning of period	21,079,123	10,780,249

End of period	$12,510,838	$21,079,123

Accumulated net investment income (loss)	$240,807	$216,589

Share Transactions:
Issued	2,760,817	3,720,466
Reinvested	8,598	3,165
Redeemed	(3,112,288)	(3,367,274)

Change in shares	(342,873)	356,357

See accompanying notes to the financial statements.

132

PROFUNDS VP ProFund VP Pharmaceuticals

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$25.27	$22.56	$23.54	$25.93	$25.96

Investment Activities:
Net investment income (loss)(a)	0.32	0.25	0.15	0.08	(0.09)
Net realized and unrealized gains (losses) on investments	0.26	2.51	(1.05)	(2.47)	1.51

Total income (loss) from investment activities	0.58	2.76	(0.90)	(2.39)	1.42

Distributions to Shareholders From:
Net investment income	(0.38)	(0.05)	(0.08)	—	—
Net realized gains on investments	—	—	—	—	(1.45)

Total distributions	(0.38)	(0.05)	(0.08)	—	(1.45)

Net Asset Value, End of Period	$25.47	$25.27	$22.56	$23.54	$25.93

Total Return	2.32%	12.18%	(3.82)%	(9.22)%	5.60%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.75%	1.93%	1.97%	2.06%
Net expenses	1.63%	1.70%	1.93%	1.97%	1.98%
Net investment income (loss)	1.22%	1.02%	0.65%	0.32%	(0.33)%

Supplemental Data:
Net assets, end of period (000’s)	$12,511	$21,079	$10,780	$11,803	$11,851
Portfolio turnover rate(b)	443%	454%	853%	1,223%	2,569%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

133

ProFund VP Precious Metals

The ProFund VP Precious Metals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Precious Metals Index. For the year ended December 31, 2007, the Fund had a total return of 22.46%, compared to a return of 25.27%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones Precious Metals Index measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. Prior to June 19, 2004, the Fund was benchmarked to the Philadelphia Stock Exchange Gold & Silver Sector Index. This index measured the performance of the gold and silver mining industry of the global equity market. Component companies included companies involved in the mining and production of gold, silver, and other precious metals, precious stones, and pearls.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Freeport-McMoRan Copper & Gold (+86.84%), Randgold Resources (+58.95%), and Barrick Gold (+38.18%), while the bottom three performers in this group were Harmony Gold Mining (–34.54%), Gold Fields (–23.57%), and AngloGold Ashanti (–8.10%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Precious Metals from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Precious Metals	5/1/02	22.46%	15.80%	13.44%	1.68%	1.63%

Dow Jones Precious Metals Index[3]	5/1/02	25.27%	18.92%	16.90%	N/A	N/A

S&P 500 Index	5/1/02	5.49%	12.82%	7.39%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The Philadelphia Stock Exchange Gold and Silver Index represents performance from May 1, 2002 to June 17, 2004 and the Dow Jones Precious Metals Index represents performance from June 18, 2004 to present.
4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

134

PROFUNDS VP
ProFund VP Precious Metals

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Precious Metals seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones Precious Metals Index.
Market Exposure
Investment Type	% of Net Assets

Swap Agreements	101%

Total Exposure	101%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Holdings

The ProFund VP Precious Metals primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Dow Jones Precious Metals Index - Composition
The Dow Jones Precious Metals Index is comprised of a single sector.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Precious Metals	December 31, 2007

U.S. Government Agency Obligations (19.7%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08†	$31,906,000	$31,903,341

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $31,903,341)		31,903,341

Repurchase Agreements (78.6%)
HSBC, 4.10%, 1/2/08†, dated 12/31/07, with a repurchase price of $31,913,267 (Collateralized by $31,555,000 of various Federal Home Loan Bank Securities, 3.75% - 5.25%, 3/13/09-1/8/10, market value $32,498,160)	31,906,000	31,906,000
Merrill Lynch, 3.95%, 1/2/08†, dated 12/31/07, with a repurchase price of $31,913,002 (Collateralized by $32,035,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $32,547,512)	31,906,000	31,906,000
UBS, 4.15%, 1/2/08†, dated 12/31/07, with a repurchase price of $31,889,351 (Collateralized by $32,095,000 of various U.S. Government Agency Obligations, 4.786% - 5.25%, 12/24/08-2/22/12, market value $32,527,093)	31,882,000	31,882,000
UMB, 1.57%, 1/2/08†, dated 12/31/07, with a repurchase price of $31,908,783 (Collateralized by $32,782,000 of various Federal Home Loan Bank Securities, 3.656%* - 4.20%, 1/16/08-11/19/08, market value $32,543,438)	31,906,000	31,906,000

TOTAL REPURCHASE AGREEMENTS
(Cost $127,600,000)		127,600,000

TOTAL INVESTMENT SECURITIES
(Cost $159,503,341)—98.3%		159,503,341
Net other assets (liabilities)—1.7%		2,738,988

NET ASSETS—100.0%		$162,242,329

†	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
*	Represents the effective yield or interest rate in effect at December 31, 2007.

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Dow Jones Precious Metals Index expiring 1/24/08	$163,198,725	$4,024,190

See accompanying notes to the financial statements.

135

PROFUNDS VP ProFund VP Precious Metals

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $31,903,341)	$31,903,341
Repurchase agreements, at cost	127,600,000

Total Investment Securities	159,503,341
Cash	1,137
Segregated cash balances with custodian for swap agreements	534
Interest receivable	12,201
Unrealized gain on swap agreements	4,024,190
Receivable for capital shares issued	278,962
Prepaid expenses	320

Total Assets	163,820,685

Liabilities:
Payable for capital shares redeemed	1,330,171
Advisory fees payable	93,613
Management services fees payable	12,482
Administration fees payable	4,236
Administrative services fees payable	48,278
Distribution fees payable	34,989
Trustee fees payable	27
Transfer agency fees payable	9,830
Fund accounting fees payable	6,539
Compliance services fees payable	2,909
Other accrued expenses	35,282

Total Liabilities	1,578,356

Net Assets	$162,242,329

Net Assets consist of:
Capital	$147,966,834
Accumulated net investment income (loss)	4,171,098
Accumulated net realized gains (losses) on investments	6,080,207
Net unrealized appreciation (depreciation) on investments	4,024,190

Net Assets	$162,242,329

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,131,132

Net Asset Value (offering and redemption price per share)	$51.82

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$6,165,614

Expenses:
Advisory fees	918,016
Management services fees	183,604
Administration fees	38,470
Transfer agency fees	41,708
Administrative services fees	425,718
Distribution fees	306,005
Custody fees	12,248
Fund accounting fees	55,895
Trustee fees	1,730
Compliance services fees	2,886
Other fees	91,985

Total Gross Expenses before reductions	2,078,265
Less Expenses reduced by the Advisor	(83,749)

Total Net Expenses	1,994,516

Net Investment Income (Loss)	4,171,098

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	13,694
Net realized gains (losses) on swap agreements	12,670,417
Change in net unrealized appreciation/depreciation on investments	1,745,290

Net Realized and Unrealized Gains (Losses) on Investments	14,429,401

Change in Net Assets Resulting from Operations	$18,600,499

See accompanying notes to the financial statements.

136

PROFUNDS VP ProFund VP Precious Metals

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$4,171,098	$4,327,698
Net realized gains (losses) on investments	12,684,111	(463,980)
Change in net unrealized appreciation/depreciation on investments	1,745,290	(154,049)

Change in net assets resulting from operations	18,600,499	3,709,669

Distributions to Shareholders From:
Net investment income	(4,327,698)	(903,704)

Change in net assets resulting from distributions	(4,327,698)	(903,704)

Capital Transactions:
Proceeds from shares issued	253,859,703	280,417,236
Dividends reinvested	4,327,698	903,704
Value of shares redeemed	(235,491,964)	(272,026,241)

Change in net assets resulting from capital transactions	22,695,437	9,294,699

Change in net assets	36,968,238	12,100,664
Net Assets:
Beginning of period	125,274,091	113,173,427

End of period	$162,242,329	$125,274,091

Accumulated net investment income (loss)	$4,171,098	$4,327,698

Share Transactions:
Issued	5,367,460	6,305,315
Reinvested	90,899	22,977
Redeemed	(5,187,272)	(6,218,334)

Change in shares	271,087	109,958

See accompanying notes to the financial statements.

137

PROFUNDS VP ProFund VP Precious Metals

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$43.80	$41.15	$32.58	$40.99	$29.44

Investment Activities:
Net investment income (loss)(a)	1.57	1.46	0.45	(0.20)	(0.31)
Net realized and unrealized gains (losses) on investments	8.11	1.55 (b)	8.12	(3.64)	11.86

Total income (loss) from investment activities	9.68	3.01	8.57	(3.84)	11.55

Distributions to Shareholders From:
Net investment income	(1.66)	(0.36)	—	—	—
Net realized gains on investments	—	—	—	(4.57)	—

Total distributions	(1.66)	(0.36)	—	(4.57)	—

Net Asset Value, End of Period	$51.82	$43.80	$41.15	$32.58	$40.99

Total Return	22.46%	7.36%	26.30%	(9.92)%	39.23%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.74%	1.86%	1.87%	1.98%
Net expenses	1.63%	1.70%	1.86%	1.87%	1.97%
Net investment income (loss)	3.41%	3.30%	1.38%	(0.58)%	(0.94)%

Supplemental Data:
Net assets, end of period (000’s)	$162,242	$125,274	$113,173	$60,432	$76,218
Portfolio turnover rate(c)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

138

ProFund VP Telecommunications

The ProFund VP Telecommunications seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Index. For the year ended December 31, 2007, the Fund had a total return of 8.39%, compared to a return of 10.04%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have a similar daily return characteristics as the Index. The Dow Jones U.S. Telecommunications Index measures the performance of the telecommunications industry of the U.S. equity market. Component companies include fixed line communications and wireless communications companies.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Leucadia National (+67.87%), Verizon Communications (+22.19%), and AT&T (+20.58%), while the bottom three performers in this group were Level 3 Communications (–45.71%), Sprint Nextel (–30.12%), and NII Holdings (–25.02%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Telecommunications from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Telecommunications	1/22/01	8.39%	9.98%	–4.64%	1.71%	1.63%

Dow Jones U.S. Telecommunications Index	1/22/01	10.04%	12.99%	–1.38%	N/A	N/A

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

139

PROFUNDS VP
ProFund VP Telecommunications

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Telecommunications seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Telecommunications Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	69%
Swap Agreements	31%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Verizon Communications, Inc.	24.7%
AT&T, Inc.	24.4%
Sprint Corp.	4.7%
Qwest Communications International, Inc.	2.1%
NII Holdings, Inc.—Class B	1.7%

Dow Jones U.S. Telecommunications
Index - Composition
% of Index

Fixed Line Telecommunications	88%
Mobile Telecommunications	12%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Telecommunications	December 31, 2007

Common Stocks (69.3%)
	Shares	Value

AT&T, Inc. (Telecommunications)	208,889	$8,681,427
CenturyTel, Inc. (Telecommunications)	7,587	314,557
Cincinnati Bell, Inc.* (Telecommunications)	17,703	84,089
Citizens Communications Co. (Telecommunications)	23,604	300,479
Embarq Corp. (Telecommunications)	10,959	542,799
IDT Corp.—Class B (Telecommunications)	3,372	28,493
Leap Wireless International, Inc.* (Telecommunications)	3,372	157,270
Leucadia National Corp. (Holding Companies-Diversified)	11,802	555,874
Level 3 Communications, Inc.* (Telecommunications)	110,433	335,716
MetroPCS Communications, Inc.* (Telecommunications)	13,488	262,342
NII Holdings, Inc.—Class B* (Telecommunications)	12,645	611,006
Qwest Communications International, Inc.* (Telecommunications)	107,061	750,498
RCN Corp. (Telecommunications)	2,529	39,427
Sprint Corp. (Telecommunications)	128,634	1,688,965
TeleCorp PCS, Inc.—Class A*,(a) (Telecommunications)	952	0	(b)
Telephone & Data Systems, Inc. (Telecommunications)	4,215	263,859
Telephone & Data Systems, Inc.—Special Shares (Telecommunications)	3,372	194,227
Time Warner Telecom, Inc.—Class A* (Telecommunications)	10,116	205,254
US Cellular Corp.* (Telecommunications)	843	70,896
Verizon Communications, Inc. (Telecommunications)	201,507	8,803,841
Virgin Media, Inc. (Telecommunications)	21,075	361,226
Windstream Corp. (Telecommunications)	34,563	450,010

TOTAL COMMON STOCKS
(Cost $17,890,657)		24,702,255

Repurchase Agreements (0.2%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $14,003 (Collateralized by $17,000 U.S. Treasury Notes, 4.00%, 4/15/10, market value $16,737)	$14,000	14,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $41,009 (Collateralized by $42,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $42,298)	41,000	41,000

TOTAL REPURCHASE AGREEMENTS
(Cost $55,000)		55,000

TOTAL INVESTMENT SECURITIES
(Cost $17,945,657)—69.5%		24,757,255
Net other assets (liabilities)—30.5%		10,861,195

NET ASSETS—100.0%		$35,618,450

*	Non-income producing security
(a)	Escrowed security
(b)	Amount is less than $0.50.
+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Dow Jones U.S. Telecommunications Index expiring 1/24/08	$10,997,251	$(2,749)

ProFund VP Telecommunications invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Holding Companies-Diversified	1.6%
Telecommunications	67.7%
Other**	30.7%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

140

PROFUNDS VP
ProFund VP Telecommunications

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $17,890,657)	$24,702,255
Repurchase agreements, at cost	55,000

Total Investment Securities	24,757,255
Cash	719
Dividends and interest receivable	8,135
Receivable for capital shares issued	339,850
Receivable for investments sold	10,950,984
Prepaid expenses	182

Total Assets	36,057,125

Liabilities:
Payable for investments purchased	380,791
Unrealized loss on swap agreements	2,749
Advisory fees payable	16,817
Management services fees payable	2,242
Administration fees payable	898
Administrative services fees payable	10,061
Distribution fees payable	7,197
Trustee fees payable	6
Transfer agency fees payable	2,128
Fund accounting fees payable	1,386
Compliance services fees payable	977
Other accrued expenses	13,423

Total Liabilities	438,675

Net Assets	$35,618,450

Net Assets consist of:
Capital	$28,936,353
Accumulated net investment income (loss)	884,395
Accumulated net realized gains (losses) on investments	(1,011,147)
Net unrealized appreciation (depreciation) on investments	6,808,849

Net Assets	$35,618,450

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,844,647

Net Asset Value (offering and redemption price per share)	$19.31

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$1,860,926
Interest	16,179

Total Investment Income	1,877,105

Expenses:
Advisory fees	456,769
Management services fees	91,354
Administration fees	19,076
Transfer agency fees	20,209
Administrative services fees	213,109
Distribution fees	152,256
Custody fees	19,040
Fund accounting fees	27,327
Trustee fees	955
Compliance services fees	1,267
Other fees	45,854

Total Gross Expenses before reductions	1,047,216
Less Expenses reduced by the Advisor	(54,506)

Total Net Expenses	992,710

Net Investment Income (Loss)	884,395

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	3,453,009
Net realized gains (losses) on swap agreements	393,207
Change in net unrealized appreciation/depreciation on investments	(146,911)

Net Realized and Unrealized Gains (Losses) on Investments	3,699,305

Change in Net Assets Resulting from Operations	$4,583,700

See accompanying notes to the financial statements.

141

PROFUNDS VP
ProFund VP Telecommunications

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$884,395	$445,711
Net realized gains (losses) on investments	3,846,216	646,687
Change in net unrealized appreciation/depreciation on investments	(146,911)	5,943,063

Change in net assets resulting from operations	4,583,700	7,035,461

Distributions to Shareholders From:
Net investment income	(445,711)	(219,464)
Net realized gains on investments	(154,688)	—

Change in net assets resulting from distributions	(600,399)	(219,464)

Capital Transactions:
Proceeds from shares issued	155,997,698	148,292,214
Dividends reinvested	600,399	219,464
Value of shares redeemed	(169,120,628)	(119,967,550)

Change in net assets resulting from capital transactions	(12,522,531)	28,544,128

Change in net assets	(8,539,230)	35,360,125
Net Assets:
Beginning of period	44,157,680	8,797,555

End of period	$35,618,450	$44,157,680

Accumulated net investment income (loss)	$884,395	$445,711

Share Transactions:
Issued	7,930,715	9,415,368
Reinvested	30,110	13,415
Redeemed	(8,568,873)	(7,628,922)

Change in shares	(608,048)	1,799,861

See accompanying notes to the financial statements.

142

PROFUNDS VP
ProFund VP Telecommunications

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$18.00	$13.48	$15.25	$13.74	$13.41

Investment Activities:
Net investment income (loss)(a)	0.29	0.23	0.32	0.21	0.31
Net realized and unrealized gains (losses) on investments	1.24	4.37	(1.29)	1.91	0.02

Total income (loss) from investment activities	1.53	4.60	(0.97)	2.12	0.33

Distributions to Shareholders From:
Net investment income	(0.16)	(0.08)	(0.32)	(0.13)	—
Net realized gains on investments	(0.06)	—	(0.48)	(0.48)	—

Total distributions	(0.22)	(0.08)	(0.80)	(0.61)	—

Net Asset Value, End of Period	$19.31	$18.00	$13.48	$15.25	$13.74

Total Return	8.39%	34.28%	(6.64)%	15.56%	2.46%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.75%	1.91%	1.95%	2.06%
Net expenses	1.63%	1.68%	1.91%	1.95%	1.97%
Net investment income (loss)	1.45%	1.40%	2.25%	1.42%	2.40%

Supplemental Data:
Net assets, end of period (000’s)	$35,618	$44,158	$8,798	$17,894	$7,488
Portfolio turnover rate(b)	411%	525%	970%	1,048%	1,508%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

143

ProFund VP Utilities

The ProFund VP Utilities seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Index. For the year ended December 31, 2007, the Fund had a total return of 15.80%, compared to a total return of 17.76%1 of the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Utilities Index measures the performance of the utilities industry of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Public Services Enterprise Group (+52.10%), PPL Corp (+49.31%), and Exelon (+35.14%), while the bottom three performers in this group were Duke Energy (+9.03%), Southern (+9.85%), and Dominion Resources (+16.98%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Utilities from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Utilities	1/22/01	15.80%	18.06%	5.35%	1.71%	1.63%

Dow Jones U.S. Utilities Index	1/22/01	17.76%	20.61%	7.92%	N/A	N/A

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s ce reflects the reinvestment of dividends as well as the impact of transaction performan costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

144

PROFUNDS VP
ProFund VP Utilities

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Utilities seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Utilities Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Exelon Corp.	8.6%
Southern Co.	4.7%
Dominion Resources, Inc.	4.3%
Duke Energy Corp.	4.0%
FPL Group, Inc.	4.0%

Dow Jones U.S. Utilities Index - Composition
% of Index

Electricity	74%
Gas, Water & MultiUtilities	26%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Utilities	December 31, 2007

Common Stocks (99.7%)
	Shares	Value

AGL Resources, Inc. (Gas)	24,400	$918,416
Allegheny Energy, Inc. (Electric)	51,850	3,298,178
ALLETE, Inc. (Electric)	7,625	301,798
Alliant Energy Corp. (Electric)	35,075	1,427,202
Ameren Corp. (Electric)	64,050	3,472,150
American Electric Power, Inc. (Electric)	122,000	5,680,320
Aqua America, Inc. (Water)	41,175	872,910
Aquila, Inc.* (Electric)	115,900	432,307
Atmos Energy Corp. (Gas)	27,450	769,698
Avista Corp. (Electric)	16,775	361,334
Black Hills Corp. (Electric)	12,200	538,020
CenterPoint Energy, Inc. (Electric)	88,450	1,515,148
Cleco Corp. (Electric)	18,300	508,740
CMS Energy Corp. (Electric)	70,150	1,219,207
Consolidated Edison, Inc. (Electric)	83,875	4,097,294
Constellation Energy Group, Inc. (Electric)	56,425	5,785,255
Dominion Resources, Inc. (Electric)	178,425	8,466,266
DPL, Inc. (Electric)	35,075	1,039,974
DTE Energy Co. (Electric)	50,325	2,212,287
Duke Energy Corp. (Electric)	390,400	7,874,368
Dynegy, Inc.—Class A* (Electric)	125,050	892,857
Edison International (Electric)	93,025	4,964,744
El Paso Electric Co.* (Electric)	13,725	350,948
Energen Corp. (Gas)	19,825	1,273,360
Energy East Corp. (Electric)	48,800	1,327,848
Entergy Corp. (Electric)	61,000	7,290,720
Equitable Resources, Inc. (Pipelines)	36,600	1,950,048
Exelon Corp. (Electric)	205,875	16,807,635
FirstEnergy Corp. (Electric)	94,550	6,839,747
FPL Group, Inc. (Electric)	115,900	7,842,953
Great Plains Energy, Inc. (Electric)	27,450	804,834
Hawaiian Electric Industries, Inc. (Electric)	25,925	590,312
IDACORP, Inc. (Electric)	13,725	483,395
Integrys Energy Group, Inc. (Electric)	22,875	1,182,409
ITC Holdings Corp. (Electric)	13,725	774,365
Mirant Corp.* (Electric)	79,300	3,091,114
National Fuel Gas Co. (Pipelines)	21,350	996,618
New Jersey Resources Corp. (Gas)	9,150	457,683
Nicor, Inc. (Gas)	13,725	581,254
NiSource, Inc. (Electric)	85,400	1,613,206
Northeast Utilities System (Electric)	47,275	1,480,180
Northwest Natural Gas Co. (Gas)	7,625	371,033
NorthWestern Corp. (Electric)	12,200	359,900
NRG Energy, Inc.* (Electric)	74,725	3,238,581
NSTAR (Electric)	30,500	1,104,710
ONEOK, Inc. (Gas)	30,500	1,365,485
Pepco Holdings, Inc. (Electric)	62,525	1,833,858
PG&E Corp. (Electric)	109,800	4,731,282
Piedmont Natural Gas Co., Inc. (Gas)	21,350	558,516
Pinnacle West Capital Corp. (Electric)	30,500	1,293,505
PNM Resources, Inc. (Electric)	21,350	457,958
PPL Corp. (Electric)	115,900	6,037,231
Progress Energy, Inc. (Electric)	80,825	3,914,355
Public Service Enterprise Group, Inc. (Electric)	77,775	7,640,616
Puget Energy, Inc. (Electric)	36,600	1,003,938
Questar Corp. (Pipelines)	53,375	2,887,587
Reliant Resources, Inc.* (Electric)	105,225	2,761,104
SCANA Corp. (Electric)	33,550	1,414,133
Sempra Energy (Gas)	71,675	4,435,249
Sierra Pacific Resources (Electric)	68,625	1,165,253
Southern Co. (Electric)	236,375	9,159,531
Southern Union Co. (Gas)	32,025	940,254
Southwest Gas Corp. (Gas)	13,725	408,593
Spectra Energy Corp. (Pipelines)	195,200	5,040,064
TECO Energy, Inc. (Electric)	65,575	1,128,546
The AES Corp.* (Electric)	207,400	4,436,286
The Williams Cos., Inc. (Pipelines)	186,050	6,656,869
UGI Corp. (Gas)	32,025	872,681
Unisource Energy Corp. (Electric)	10,675	336,796
Vectren Corp. (Gas)	24,400	707,844
Westar Energy, Inc. (Electric)	30,500	791,170
WGL Holdings, Inc. (Gas)	15,250	499,590
Wisconsin Energy Corp. (Electric)	36,600	1,782,786
Xcel Energy, Inc. (Electric)	131,150	2,960,055

TOTAL COMMON STOCKS
(Cost $155,477,029)		194,682,461

See accompanying notes to the financial statements.

145

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Utilities	December 31, 2007

Repurchase Agreements (0.4%)
	Principal
	Amount	Value

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $204,046 (Collateralized by $210,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $210,783)	$204,000	$204,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $541,125 (Collateralized by $509,000 Federal National Mortgage Association, 7.125%, 6/15/10, market value $552,503)	541,000	541,000

TOTAL REPURCHASE AGREEMENTS
(Cost $745,000)		745,000

TOTAL INVESTMENT SECURITIES
(Cost $156,222,029)—100.1%		195,427,461
Net other assets (liabilities)—(0.1)%		(207,013)

NET ASSETS—100.0%		$195,220,448

*	Non-income producing security

ProFund VP Utilities invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Electric	83.0%
Gas	7.3%
Pipelines	9.0%
Water	0.4%
Other**	0.3%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

146

PROFUNDS VP
ProFund VP Utilities

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $155,477,029)	$194,682,461
Repurchase agreements, at cost	745,000

Total Investment Securities	195,427,461
Cash	166
Dividends and interest receivable	252,079
Receivable for capital shares issued	1,295
Prepaid expenses	339

Total Assets	195,681,340

Liabilities:
Payable for capital shares redeemed	189,050
Advisory fees payable	100,628
Management services fees payable	13,417
Administration fees payable	4,868
Administrative services fees payable	54,798
Distribution fees payable	39,255
Trustee fees payable	31
Transfer agency fees payable	8,904
Fund accounting fees payable	7,515
Compliance services fees payable	3,253
Other accrued expenses	39,173

Total Liabilities	460,892

Net Assets	$195,220,448

Net Assets consist of:
Capital	$161,891,478
Accumulated net investment income (loss)	1,582,797
Accumulated net realized gains (losses) on investments	(7,459,259)
Net unrealized appreciation (depreciation) on investments	39,205,432

Net Assets	$195,220,448

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	4,963,133

Net Asset Value (offering and redemption price per share)	$39.33

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$3,678,708
Interest	13,777

Total Investment Income	3,692,485

Expenses:
Advisory fees	970,715
Management services fees	194,144
Administration fees	40,473
Transfer agency fees	43,132
Administrative services fees	452,655
Distribution fees	323,572
Custody fees	34,959
Fund accounting fees	58,624
Trustee fees	1,779
Compliance services fees	3,605
Other fees	100,985

Total Gross Expenses before reductions	2,224,643
Less Expenses reduced by the Advisor	(114,955)

Total Net Expenses	2,109,688

Net Investment Income (Loss)	1,582,797

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	1,779,113
Change in net unrealized appreciation/depreciation on investments	9,570,057

Net Realized and Unrealized Gains (Losses) on Investments	11,349,170

Change in Net Assets Resulting from Operations	$12,931,967

See accompanying notes to the financial statements.

147

PROFUNDS VP
ProFund VP Utilities

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,582,797	$1,383,974
Net realized gains (losses) on investments	1,779,113	2,499,279
Change in net unrealized appreciation/depreciation on investments	9,570,057	10,214,521

Change in net assets resulting from operations	12,931,967	14,097,774

Distributions to Shareholders From:
Net investment income	(1,383,974)	(1,460,131)
Net realized gains on investments	(1,113,286)	—

Change in net assets resulting from distributions	(2,497,260)	(1,460,131)

Capital Transactions:
Proceeds from shares issued	311,270,394	155,487,238
Dividends reinvested	2,497,260	1,460,131
Value of shares redeemed	(233,583,155)	(140,914,662)

Change in net assets resulting from capital transactions	80,184,499	16,032,707

Change in net assets	90,619,206	28,670,350
Net Assets:
Beginning of period	104,601,242	75,930,892

End of period	$195,220,448	$104,601,242

Accumulated net investment income (loss)	$1,582,797	$1,383,974

Share Transactions:
Issued	8,095,235	4,876,103
Reinvested	68,437	45,830
Redeemed	(6,202,935)	(4,481,616)

Change in shares	1,960,737	440,317

See accompanying notes to the financial statements.

148

PROFUNDS VP
ProFund VP Utilities

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$34.84	$29.64	$26.55	$22.38	$18.78

Investment Activities:
Net investment income (loss)(a)	0.46	0.54	0.46	0.43	0.40
Net realized and unrealized gains (losses) on investments	4.97	5.11	3.04	4.26	3.61

Total income (loss) from investment activities	5.43	5.65	3.50	4.69	4.01

Distributions to Shareholders From:
Net investment income	(0.52)	(0.45)	(0.16)	(0.17)	(0.41)
Net realized gains on investments	(0.42)	—	(0.25)	(0.35)	—

Total distributions	(0.94)	(0.45)	(0.41)	(0.52)	(0.41)

Net Asset Value, End of Period	$39.33	$34.84	$29.64	$26.55	$22.38

Total Return	15.80%	19.22%	13.06%	21.07%	21.37%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.75%	1.89%	1.95%	2.06%
Net expenses	1.63%	1.68%	1.89%	1.95%	1.98%
Net investment income (loss)	1.22%	1.68%	1.56%	1.78%	1.98%

Supplemental Data:
Net assets, end of period (000’s)	$195,220	$104,601	$75,931	$51,964	$22,653
Portfolio turnover rate(b)	168%	153%	251%	569%	1,134%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

149

ProFund VP U.S. Government Plus

The ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2007, the Fund had a total return of 10.12%, compared to a total return of 8.13%1 for the Long Bond. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% of the daily price movement of the Long Bond.2

The Fund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of December 31, 2007 the last (most recent) Long Bond to be issued carried a maturity date of May 15, 2037 and a 5.00% coupon.

The most recently issued 30-year U.S. Treasury Bond had a total return of 8.13% for the year ended December 31, 2007, as measured by the Ryan Labs 30 Year Treasury Index. The yield on the Long Bond decreased from 4.81% on December 31, 2006 to 4.46% on December 31, 2007. The bond’s total return of 8.13% for the year consisted of 4.84% derived from the yield of the bond and 3.29% derived from the price change of the bond. Since this Fund employs leverage, the daily performance of the Long Bond had a magnified effect on the daily performance of the Fund.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP U.S. Government Plus from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP U.S. Government Plus	5/1/02	10.12%	3.86%	6.28%	1.37%	1.33%

30-year U.S. Treasury Bond	5/1/02	8.13%	5.08%	7.21%	N/A	N/A

Lehman Brothers U.S. Treasury: Long-Term Index	5/1/02	10.03%	5.22%	6.98%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. This index is a total return index and reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of expenses associated with a mutual fund such as investment management accounting fees. It is not possible to invest directly into an index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

150

PROFUNDS VP
ProFund VP U.S. Government Plus

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	1%
Swap Agreements	92%
U.S. Treasury Obligations	32%

Total Exposure	125%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Holdings
The ProFund VP U.S. Government Plus primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP U.S. Government Plus	December 31, 2007

U.S. Government Agency Obligations (12.3%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$11,639,000	$11,638,030

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $11,638,030)		11,638,030

U.S. Treasury Obligations (31.5%)
U.S. Treasury Bonds, 5.00%, 5/15/37+,(a)	27,400,000	29,823,188

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $28,340,591)		29,823,188

Repurchase Agreements (49.1%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $11,641,651 (Collateralized by $11,702,000 of various U.S. Government Agency Obligations, 3.25% - 4.75%, 1/15/08-12/12/11, market value $11,875,662)	11,639,000	11,639,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $11,641,554 (Collateralized by $11,690,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $11,877,022)	11,639,000	11,639,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $11,636,682 (Collateralized by $11,194,000 of various U.S. Government Agency Obligations, 5.25% - 7.125%, 6/15/10-9/13/10, market value $11,867,857)	11,634,000	11,634,000
UMB, 1.57%, 1/2/08, dated 12/31/07, with a repurchase price of $11,640,015 (Collateralized by $11,800,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $11,870,167)	11,639,000	11,639,000

TOTAL REPURCHASE AGREEMENTS
(Cost $46,551,000)		46,551,000

TOTAL INVESTMENT SECURITIES
(Cost $86,529,621)—92.9%	88,012,218
Net other assets (liabilities)—7.1%	6,693,096

NET ASSETS—100.0%	$94,705,314

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
(a)	As of December 31, 2007, this investment was fair valued in good faith in accordance with procedures approved by the Board of Trustees and represents 31% of net assets.

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

30-year U.S. Treasury Bond Futures Contract expiring March 2008* (Underlying face amount at value $698,438)	6	$(3,572)

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (5.00% due 5/15/37) expiring 12/31/07	$50,830,031	$1,551,697
Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (5.00% due 5/15/37) expiring 12/31/07	36,789,188	78,024

*	As of December 31, 2007, this investment was fair valued in good faith in accordance with procedures approved by the Board of Trustees and represents less than 0.005% of net assets.

See accompanying notes to the financial statements.

151

PROFUNDS VP
ProFund VP U.S. Government Plus

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $39,978,621)	$41,461,218
Repurchase agreements, at cost	46,551,000

Total Investment Securities	88,012,218
Segregated cash balances with brokers for futures contracts	14,708
Segregated cash balances with custodian for swap agreements	270
Interest receivable	181,347
Unrealized gain on swap agreements	1,629,721
Receivable for capital shares issued	4,987,114
Variation margin on futures contracts	3,375
Prepaid expenses	232

Total Assets	94,828,985

Liabilities:
Cash overdraft	774
Payable for capital shares redeemed	13,487
Advisory fees payable	24,748
Management services fees payable	4,949
Administration fees payable	2,457
Administrative services fees payable	26,941
Distribution fees payable	21,091
Trustee fees payable	16
Transfer agency fees payable	5,191
Fund accounting fees payable	3,793
Compliance services fees payable	1,723
Other accrued expenses	18,501

Total Liabilities	123,671

Net Assets	$94,705,314

Net Assets consist of:
Capital	$95,958,767
Accumulated net realized gains (losses) on investments	(4,362,199)
Net unrealized appreciation (depreciation) on investments	3,108,746

Net Assets	$94,705,314

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,950,219

Net Asset Value (offering and redemption price per share)	$32.10

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$3,377,363

Expenses:
Advisory fees	346,322
Management services fees	103,897
Administration fees	21,951
Transfer agency fees	23,983
Administrative services fees	235,396
Distribution fees	173,161
Custody fees	9,589
Fund accounting fees	32,227
Trustee fees	872
Compliance services fees	2,454
Other fees	42,983

Total Gross Expenses before reductions	992,835
Less Expenses reduced by the Advisor	(71,618)

Total Net Expenses	921,217

Net Investment Income (Loss)	2,456,146

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(1,417,504)
Net realized gains (losses) on futures contracts	72,636
Net realized gains (losses) on swap agreements	3,434,652
Change in net unrealized appreciation/depreciation on investments	2,555,477

Net Realized and Unrealized Gains (Losses) on Investments	4,645,261

Change in Net Assets Resulting from Operations	$7,101,407

See accompanying notes to the financial statements.

152

PROFUNDS VP
ProFund VP U.S. Government Plus

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$2,456,146	$2,347,372
Net realized gains (losses) on investments	2,089,784	(3,472,695)
Change in net unrealized appreciation/depreciation on investments	2,555,477	710,276

Change in net assets resulting from operations	7,101,407	(415,047)

Distributions to Shareholders From:
Net investment income	(2,456,146)	(2,347,372)

Change in net assets resulting from distributions	(2,456,146)	(2,347,372)

Capital Transactions:
Proceeds from shares issued	385,266,785	1,047,001,190
Dividends reinvested	2,456,146	2,347,372
Value of shares redeemed	(330,921,391)	(1,104,790,653)

Change in net assets resulting from capital transactions	56,801,540	(55,442,091)

Change in net assets	61,446,801	(58,204,510)
Net Assets:
Beginning of period	33,258,513	91,463,023

End of period	$94,705,314	$33,258,513

Share Transactions:
Issued	12,775,191	34,896,652
Reinvested	81,415	78,462
Redeemed	(11,007,629)	(36,667,054)

Change in shares	1,848,977	(1,691,940)

See accompanying notes to the financial statements.

153

PROFUNDS VP
ProFund VP U.S. Government Plus

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$30.20	$32.75	$30.74	$28.66	$34.12

Investment Activities:
Net investment income (loss)(a)	1.06	1.04	0.75	0.25	0.06
Net realized and unrealized gains (losses) on investments	1.91	(2.55)	2.01	2.09	(0.90)

Total income (loss) from investment activities	2.97	(1.51)	2.76	2.34	(0.84)

Distributions to Shareholders From:
Net investment income	(1.07)	(1.04)	(0.75)	(0.25)	(0.06)
Net realized gains on investments	—	—	—	—	(3.23)
Return of capital	—	—	—	(0.01)	(1.33)

Total distributions	(1.07)	(1.04)	(0.75)	(0.26)	(4.62)

Net Asset Value, End of Period	$32.10	$30.20	$32.75	$30.74	$28.66

Total Return	10.12%	(4.52)%	9.01%	8.18%	(2.55)%

Ratios to Average Net Assets:
Gross expenses	1.43%	1.42%	1.59%	1.61%	1.74%
Net expenses	1.33%	1.38%	1.59%	1.61%	1.73%
Net investment income (loss)	3.55%	3.45%	2.32%	0.86%	0.18%

Supplemental Data:
Net assets, end of period (000’s)	$94,705	$33,259	$91,463	$43,605	$36,776
Portfolio turnover rate(b)	474%	1,308%	1,660%	1,258%	526%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

154

ProFund VP Falling U.S. Dollar

The ProFund VP Falling U.S. Dollar seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the U.S. Dollar Index (USDX). For the period from fund inception, August 31, 2007, through December 31, 2007, the Fund had a total return of 6.17%, compared to a return of –5.07%1 for the Index. For the period, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics to the inverse of the Index. The U.S. Dollar Index is a measure of the value of the U.S. Dollar versus a basket of six major currencies, including the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc. The index uses static weights for each of six exchange rates: USD vs. Euro, 57.6%; USD vs. Japanese Yen, 13.6%; USD vs. British Pound, 11.9%; USD vs. Canadian Dollar, 9.1%; USD vs. Swedish Krona, 4.2%; and USD vs. Swiss Franc, 3.6%.

For the period, the USD declined versus five of the six currencies, gaining only against the Pound: The USD lost 6.6% against the Euro, 3.4% against the Yen, gained 1.6% against the Pound, lost 5.4% against the Canadian Dollar, lost 6.2% against the Krona, and lost 6.2% against the Franc.

Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

As the ProFund VP Falling U.S. Dollar does not have more than six months of operating results, a line graph of a $10,000 investment or total return table are not presented.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The U.S. Dollar Index does not reflect the impact of transaction costs nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

155

PROFUNDS VP
ProFund VP Falling U.S. Dollar

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Falling U.S. Dollar seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the U.S. Dollar Index.

Market Exposure
Investment Type	% of Net Assets

Foreign Currency Contracts	(96)%

Total Exposure	(96)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Holdings

The ProFund VP Falling U.S. Dollar primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

U.S. Dollar Index - Currencies
% of Index

Euro	57%
Japanese Yen	14%
British Sterling Pound	12%
Canadian Dollar	9%
Swedish Krona	4%
Swiss Franc	4%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Falling U.S. Dollar	December 31, 2007

U.S. Government Agency Obligations (19.2%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$102,000	$101,992

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $101,992)		101,992

Repurchase Agreements (75.9%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $102,023 (Collateralized by $112,000 of various U.S. Treasury Securities, 4.00% - 4.75%, 4/15/10-12/12/11, market value $111,899)	102,000	102,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $102,022 (Collateralized by $109,000 of various U.S. Government Agency Obligations, 3.625% - 5.25%, 1/15/08-6/15/08, market value $110,530)	102,000	102,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $98,023 (Collateralized by $101,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $101,717)	98,000	98,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $102,009 (Collateralized by $103,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $103,612)	102,000	102,000

TOTAL REPURCHASE AGREEMENTS
(Cost $404,000)		404,000

TOTAL INVESTMENT SECURITIES
(Cost $505,992)—95.1%		505,992
Net other assets (liabilities)—4.9%		26,283

NET ASSETS—100.0%		$532,275

+	All or a portion of this security is held in a segregated account for the benefit of foreign currency exchange contract counterparties in the event of default.

See accompanying notes to the financial statements.

156

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Falling U.S. Dollar	December 31, 2007

At December 31, 2007, ProFund VP Falling U.S. Dollar’s foreign currency exchange contracts were as follows:

		Contract Amount	Contract		Unrealized
	Delivery	in Local	Value	Fair	Appreciation
Currency	Date	Currency	in U.S. Dollars	Value	(Depreciation)

Short
British Sterling Pound vs. U.S. Dollar	1/25/2008	12,607	$25,109	$25,074	$35
Canadian Dollar vs. U.S. Dollar	1/25/2008	19,214	19,201	19,480	(279)
Euro vs. U.S. Dollar	1/25/2008	84,504	121,536	123,594	(2,058)
Japanese Yen vs. U.S. Dollar	1/25/2008	3,246,357	28,696	29,148	(452)
Swedish Krona vs. U.S. Dollar	1/25/2008	58,294	8,862	9,025	(163)
Swiss Franc vs. U.S. Dollar	1/25/2008	8,760	7,596	7,753	(157)

Total Short Contracts			$211,000	$214,074	$(3,074)

Long
British Sterling Pound vs. U.S. Dollar	1/25/2008	43,144	$86,703	$85,808	$(895)
Canadian Dollar vs. U.S. Dollar	1/25/2008	65,627	65,008	66,539	1,531
Euro vs. U.S. Dollar	1/25/2008	286,324	412,364	418,774	6,410
Japanese Yen vs. U.S. Dollar	1/25/2008	11,059,421	98,202	99,298	1,096
Swedish Krona vs. U.S. Dollar	1/25/2008	194,628	29,671	30,130	459
Swiss Franc vs. U.S. Dollar	1/25/2008	29,307	25,483	25,937	454

Total Long Contracts			$717,431	$726,486	$9,055

See accompanying notes to the financial statements.

157

PROFUNDS VP
ProFund VP Falling U.S. Dollar

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $101,992)	$101,992
Repurchase agreements, at cost	404,000

Total Investment Securities	505,992
Cash	992
Segregated cash balances with custodian for foreign currency contracts	4
Interest receivable	39
Unrealized appreciation on foreign currency contracts	9,985
Receivable for capital shares issued	40,230
Receivable from Advisor	620

Total Assets	557,862

Liabilities:
Payable for capital shares redeemed	20,269
Unrealized depreciation on foreign currency contracts	4,004
Administration fees payable	8
Administrative services fees payable	160
Distribution fees payable	272
Transfer agency fees payable	30
Fund accounting fees payable	12
Compliance services fees payable	8
Other accrued expenses	824

Total Liabilities	25,587

Net Assets	$532,275

Net Assets consist of:
Capital	$521,745
Accumulated net investment income (loss)	6,806
Accumulated net realized gains (losses) on investments	(2,257)
Net unrealized appreciation (depreciation) on investments	5,981

Net Assets	$532,275

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	16,710

Net Asset Value (offering and redemption price per share)	$31.85

Statement of Operations
For the period August 31, 2007 through December 31, 2007(a)

Investment Income:
Interest	$5,474

Expenses:
Advisory fees	932
Management services fees	186
Administration fees	9
Transfer agency fees	49
Administrative services fees	165
Distribution fees	311
Custody fees	1,300
Fund accounting fees	13
Trustee fees	1
Compliance services fees	9
Other fees	157

Total Gross Expenses before reductions	3,132
Less Expenses reduced by the Advisor	(1,107)

Total Net Expenses	2,025

Net Investment Income (Loss)	3,449

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on foreign currency contracts	1,057
Change in net unrealized appreciation/depreciation on investments	5,981

Net Realized and Unrealized Gains (Losses) on Investments	7,038

Change in Net Assets Resulting from Operations	$10,487

(a)	Commencement of operations

See accompanying notes to the financial statements.

158

PROFUNDS VP
ProFund VP Falling U.S. Dollar

Statement of Changes in Net Assets
For the period
August 31, 2007 through
December 31, 2007(a)

From Investment Activities:
Operations:
Net investment income (loss)	$3,449
Net realized gains (losses) on investments	1,057
Change in net unrealized appreciation/depreciation on investments	5,981

Change in net assets resulting from operations	10,487

Capital Transactions:
Proceeds from shares issued	787,952
Value of shares redeemed	(266,164)

Change in net assets resulting from capital transactions	521,788

Change in net assets	532,275
Net Assets:
Beginning of period	—

End of period	$532,275

Accumulated net investment income (loss)	$6,806

Share Transactions:
Issued	25,184
Redeemed	(8,474)

Change in shares	16,710

(a)	Commencement of operations

See accompanying notes to the financial statements.

159

PROFUNDS VP
ProFund VP Falling U.S. Dollar

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.

	For the period from
	Aug. 31, 2007 through
	Dec. 31, 2007(a)

Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.29
Net realized and unrealized gains (losses) on investments	1.56

Total income (loss) from investment activities	1.85

Net Asset Value, End of Period	$31.85

Total Return	6.17	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.52%
Net expenses(d)	1.63%
Net investment income (loss)(d)	2.78%

Supplemental Data:
Net assets, end of period (000’s)	$532
Portfolio turnover rate(e)	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

160

ProFund VP Money Market

The ProFund VP Money Market seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. For the year ended December 31, 2007, the Fund returned 3.77%. The Fund’s seven-day yield, as of December 31, 2007, was 2.78%1.

An investment in this ProFund VP is neither guaranteed nor insured by the FDIC or any other government agency. Although the ProFund VP strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this ProFund VP.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation.

See accompanying notes to the financial statements.
161

PROFUNDS VP
ProFund VP Money Market

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Money Market seeks, as its investment objective a high level of current income consistent with liquidity and preservation of capital.

Market Exposure
Investment Type	% of Net Assets

Repurchase Agreements	79%
U.S. Government Agency Obligations	19%

Total Exposure	98%

An investment in the ProFund VP Money Market is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the ProFund VP Money Market seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the ProFund VP Money Market.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Money Market	December 31, 2007

U.S. Government Agency Obligations (18.7%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08	$47,101,000	$47,097,075

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $47,097,075)		47,097,075

Repurchase Agreements (78.8%)
HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $49,093,180 (Collateralized by $49,197,000 of various U.S. Government Agency Obligations, 4.75% - 5.00%, 2/27/08-9/17/08, market value $50,068,392)	49,082,000	49,082,000
Merrill Lynch, 3.95%, 1/2/08, dated 12/31/07, with a repurchase price of $47,111,336 (Collateralized by $47,290,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $48,046,569)	47,101,000	47,101,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $51,040,765 (Collateralized by $52,149,000 Federal Farm Credit Bank, 4.786%, 2/22/12, market value $52,049,738)	51,029,000	51,029,000
UMB, 1.57%, 1/2/08, dated 12/31/07, with a repurchase price of $51,067,454 (Collateralized by $51,440,000 of various Federal Home Loan Bank Securities, 3.656%* - 4.08%, 1/16/08-8/18/08, market value $52,095,146)	51,063,000	51,063,000

TOTAL REPURCHASE AGREEMENTS
(Cost $198,275,000)		198,275,000

TOTAL INVESTMENT SECURITIES
(Cost $245,372,075)—97.5%		245,372,075
Net other assets (liabilities)—2.5%		6,399,385

NET ASSETS—100.0%		$251,771,460

*	Represents the effective yield or interest rate in effect at December 31, 2007.

See accompanying notes to the financial statements.
162

PROFUNDS VP ProFund VP Money Market

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $47,097,075)	$47,097,075
Repurchase agreements, at cost	198,275,000

Total Investment Securities	245,372,075
Cash	1,394
Interest receivable	18,867
Receivable for capital shares issued	9,906,819
Prepaid expenses	533

Total Assets	255,299,688

Liabilities:
Payable for capital shares redeemed	3,166,551
Advisory fees payable	124,366
Management services fees payable	16,582
Administration fees payable	5,990
Administrative services fees payable	25,640
Distribution fees payable	127,185
Trustee fees payable	38
Transfer agency fees payable	13,104
Fund accounting fees payable	9,246
Compliance services fees payable	4,140
Other accrued expenses	35,386

Total Liabilities	3,528,228

Net Assets	$251,771,460

Net Assets consist of:
Capital	$251,771,460

Net Assets	$251,771,460

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	251,771,460

Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$8,477,111

Expenses:
Advisory fees	1,279,748
Management services fees	255,951
Administration fees	53,801
Transfer agency fees	57,261
Administrative services fees	68,988
Distribution fees	426,583
Custody fees	12,551
Fund accounting fees	76,906
Trustee fees	2,168
Compliance services fees	5,261
Other fees	97,284

Total Gross Expenses before reductions	2,336,502
Less Expenses reduced by the Advisor	(118,275)

Total Net Expenses	2,218,227

Net Investment Income	6,258,884

Change in Net Assets Resulting from Operations	$6,258,884

See accompanying notes to the financial statements.
163

PROFUNDS VP ProFund VP Money Market

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income	$6,258,884	$4,894,152

Change in net assets resulting from operations	6,258,884	4,894,152

Distributions to Shareholders From:
Net investment income	(6,258,884)	(4,894,152)

Change in net assets resulting from distributions	(6,258,884)	(4,894,152)

Capital Transactions:
Proceeds from shares issued	3,126,256,366	3,307,894,162
Dividends reinvested	6,258,884	4,894,152
Value of shares redeemed	(3,033,493,378)	(3,216,324,243)

Change in net assets resulting from capital transactions	99,021,872	96,464,071

Change in net assets	99,021,872	96,464,071
Net Assets:
Beginning of period	152,749,588	56,285,517

End of period	$251,771,460	$152,749,588

Share Transactions:
Issued	3,126,256,366	3,307,894,162
Reinvested	6,258,884	4,894,152
Redeemed	(3,033,493,378)	(3,216,324,243)

Change in shares	99,021,872	96,464,071

See accompanying notes to the financial statements.
164

PROFUNDS VP ProFund VP Money Market

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities:
Net investment income	0.037	0.036	0.018	0.001	0.001

Distributions to Shareholders From:
Net investment income	(0.037)	(0.036)	(0.018)	(0.001)	(0.001)

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	3.77%	3.68%	1.80%	0.08%	0.12%

Ratios to Average Net Assets:
Gross expenses	1.37%	1.33%	1.34%	1.35%	1.43%
Net expenses	1.30%	1.29%	1.34%	1.15%	0.93%
Net investment income	3.67%	3.65%	1.91%	0.05%	0.12%

Supplemental Data:
Net assets, end of period (000’s)	$251,771	$152,750	$56,286	$30,701	$45,786

See accompanying notes to the financial statements.
165

PROFUNDS VP

Notes to Financial Statements
December 31, 2007

1.    Organization

ProFunds (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997 and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the following portfolios of the Trust: ProFund VP Bull, ProFund VP Mid-Cap, ProFund VP Small-Cap, ProFund VP NASDAQ-100 (formerly known as ProFund VP OTC), ProFund VP Small-Cap Value, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP International, ProFund VP Emerging Markets, ProFund VP Japan, ProFund VP UltraSmall-Cap, ProFund VP Short Small-Cap, ProFund VP Short NASDAQ-100 (formerly known as ProFund VP Short OTC), ProFund VP Short International, ProFund VP Short Emerging Markets, ProFund VP Basic Materials, ProFund VP Consumer Services, ProFund VP Financials, ProFund VP Oil & Gas, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Telecommunications, ProFund VP Utilities, ProFund VP U.S. Government Plus, ProFund VP Falling U.S. Dollar and ProFund VP Money Market (collectively, the “ProFunds VP” and individually, a “ProFund VP”). The ProFunds VP, excluding ProFund VP Money Market, are referred to as the “non-money market ProFunds VP”. Each non-money market ProFund VP is a “non-diversified” series of the Trust pursuant to the 1940 Act.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s and ProFunds VP maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFunds VP. However, based on experience, the ProFunds VP expect any risk of loss to be remote.

2.    Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

       Security Valuation

Security prices are generally provided by a third party pricing service. The securities in the portfolio of a non-money market ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, or the last sale price, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value. For the ProFund VP Money Market, investments are valued at amortized cost, in accordance with Rule 2a-7 of the 1940 Act.

For the non-money market ProFunds VP, derivatives (e.g., futures, options and swap agreements) are generally valued using third party pricing services or other procedures approved by the Trust’s Board of Trustees. Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there was no sale on that day, and for non-exchange traded derivatives, fair valuation procedures as described below may be applied.

When ProFund Advisors LLC (the “Advisor”) determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

166

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

       Repurchase Agreements

The ProFunds VP will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon future price and date, normally one day or a few days later. The creditworthiness of each of the firms that is a party to a repurchase agreement with the ProFunds VP will be monitored by the Advisor. The repurchase price is greater than the price paid by the ProFund VP, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The collateral underlying the repurchase agreement is held by the ProFund VP’s custodian. In the event of a default or bankruptcy by a selling financial institution, the ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement.

       Real Estate Investment Trusts

The non-money market ProFunds VP, other than ProFund VP U.S. Government, may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions received from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

       Short Sales

The non-money market ProFunds VP may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short. As of December 31, 2007, there were no short sale transactions.

       When-Issued and Delayed-Delivery Securities

Each non-money market ProFund VP, may purchase securities on a when-issued or delayed-delivery basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian or designate collateral on the ProFund VP’s records as collateral for such when-issued securities.

       Futures Contracts and Related Options

The non-money market ProFunds VP may purchase or sell stock index futures contracts or bond futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. A bond futures contract, if held to expiration, generally obligates the seller to deliver (and the purchaser to accept) one of the specified underlying reference bonds. Futures contracts may also be closed by entering into an offsetting transaction before final settlement. When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.
Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts, if applicable, and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

167

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

       Index Options

The non-money market ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash. All option contracts held as of December 31, 2007 are exchange traded.

Put and call options purchased are accounted for in the same manner as portfolio securities. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. The ProFunds VP did not write options during the period.

       Foreign Currency Transactions

The accounting records of the ProFunds VP are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a ProFund VP denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The ProFunds VP do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates.

       Foreign Currency Contracts

The ProFund VP Falling U.S. Dollar may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The ProFund VP could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

       Swap Agreements

The non-money market ProFunds VP may enter into swap agreements, primarily “long” total return swaps, for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. The value of swap agreements are equal to the ProFund VP’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

168

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty an amount equal to a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount are recorded as “unrealized gain or loss on swap agreements” and when cash is exchanged, which is generally no later than monthly, the gain or loss realized is recorded as “realized gains or losses on swap agreements”.

The non-money market ProFunds VP may enter into swap agreements that provide the opposite return of their benchmark index or security (“short” the index or security). Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund VP on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has under the swap agreement which may exceed the net asset value of the ProFund VP. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A ProFund VP will enter into swap agreements only with large, established and well capitalized financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. The ProFunds VP may use different counterparties to minimize credit risks and limit the exposure to any individual counterparty.

The ProFund VP collateralizes swap agreements with cash and certain securities as indicated on the Statement of Assets and Liabilities and the Schedule of Portfolio Investments of each ProFund VP, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the ProFund VP. In the event of a default by the counterparty, the ProFund VP will seek return of this collateral and may incur certain costs exercising its right with respect to the collateral.

The ProFund VP remains subject to credit risk with respect to the amount it expects to receive from counterparties, as those amounts are not similarly collateralized by the counterparty. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the ProFund VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFund VP may obtain only limited recovery or may obtain no recovery in such circumstances.

       Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

       Allocations

In addition to the 26 active ProFunds VP included in this report, the Advisor serves as the investment advisor for each of the additional 84 active ProFunds in the ProFunds Trust not included in this report and each of the Funds in the Access One and ProShares Trusts (other trusts in the Fund Complex advised by the Advisor or an affiliate).

Expenses directly attributable to a ProFund VP are charged to that ProFund VP, while expenses which are attributable to more than one ProFund VP are allocated among the respective ProFunds VP based upon relative net assets or another reasonable basis. Expenses which are attributable to funds of the ProFunds, Access One and ProShares Trusts are allocated across the ProFunds, Access One and ProShares Trusts based upon relative net assets or another reasonable basis.

169

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

       Distributions to Shareholders

Each of the ProFunds VP (except ProFund VP U.S. Government Plus and ProFund VP Money Market) intends to declare and distribute net investment income at least annually. ProFund VP U.S. Government Plus and ProFund VP Money Market declare dividends from net investment income daily and pays dividends on a monthly basis. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification.

       Federal Income Taxes

Each of the ProFunds VP intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability. The ProFunds VP have a tax year end of December 31st.

In addition, effective June 29, 2007, the ProFunds VP adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the ProFunds’ VP tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and any interim tax period since then, as applicable). The adoption of FIN 48 did not impact the ProFunds’ VP net assets or results of operations.

       Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations as “Fees paid indirectly.”

       New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008, the ProFunds VP adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the ProFunds VP, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

3.    Fees and Transactions with Affiliates

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP (except ProFund VP U.S. Government Plus) each pay the Advisor a fee at an annualized rate of 0.75%, of the average daily net assets of each respective ProFund VP. The ProFund VP U.S. Government Plus pays the Advisor a fee at an annualized rate of 0.50% of its average daily net assets.

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citi Fund Services, Inc. (Citi Investors Services, Inc. acquired The Bisys Group, Inc. effective August 1, 2007), acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the ProFunds’ and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for each Form N-Q filing.

170

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program. ProFunds Distributors, Inc. (the “Distributor”), an affiliate of Citi, serves as the Trust’s distributor. For providing the distribution entity and infrastructure related platform, the Distributor receives an annual fee of $150,000 in aggregate from the ProFunds and Access One Trusts. To the extent the Trusts cannot pay the Distributor such compensation and expense reimbursements in full from available monies already accrued pursuant to the Distribution and Shareholder Services Plan described below, it is contemplated that the Advisor, or an affiliate of the Advisor will pay any unpaid portion of such compensation and expense reimbursements to the Distributor. During the year ended December 31, 2007, the Distributor was compensated in full from fees accrued pursuant to the Distribution and Shareholder Services Plan. Citi also acts as transfer agent and fund accounting agent for the ProFunds VP for which it receives additional fees. As transfer agent for the ProFunds VP, Citi receives a base fee, service charges, fees based on the number of Funds and reimbursement of certain expenses. As fund accounting agent for the ProFunds VP, Citi receives an annual fee based on the ProFunds and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each ProFund VP may pay financial intermediaries such as broker-dealers, investment advisers (“Authorized Firms”) and ProFunds Distributors, Inc. up to 0.25%, on an annualized basis, of its average daily net assets as compensation for distribution-related activities and/or shareholder services. During the year ended December 31, 2007, the Advisor, as an Authorized Firm, was reimbursed $1,276,451 for expenses incurred under the Plan in aggregate relating to the Trust.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. The Trust, together with the Access One and ProShares Trusts, will pay each Independent Trustee compensation for his services as Trustee at the annual rate of $65,000. Independent Trustees will also receive $3,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $1,000 for attending each telephonic meeting. Each of the two Independent Trustees were compensated $81,000 ($162,000 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the ProFunds, Access One and ProShares Trusts for the year ended December 31, 2007. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the ProFunds VP reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with certain insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the ProFunds VP may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of their average daily net assets as reflected on the Statement of Operations as “Administrative services fees.”

For the period May 1, 2006 through April 30, 2007, the Advisor had contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP in order to limit the annual operating expenses to an annualized rate of 1.63% of the average daily net assets of each ProFund VP (except ProFund VP U.S. Government Plus and ProFund VP Money Market). ProFund VP U.S. Government Plus’ operating expenses were limited to an annualized rate of 1.33% of its average daily net assets. ProFund VP Money Market’s operating expenses were limited to an annualized rate of 1.30% of its average daily net assets.

Effective May 1, 2007, the Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP for the period from May 1, 2007 through April 30, 2008 in order to limit the annual operating expenses to an annualized rate of 1.63% of the average daily net assets of each ProFund VP (except ProFund VP U.S. Government Plus and ProFund VP Money Market). ProFund VP U.S. Government Plus’ operating expenses are limited to an annualized rate of 1.33% of its average daily net assets. ProFund VP Money Market’s operating expense are limited to an annualized rate of 1.30% of its average daily net assets.

171

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed the expense limit for the applicable period. Any amounts recouped by the Advisor during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of December 31, 2007, the repayments that may potentially be made by the ProFunds VP are as follows:

	Expires 12/31/08	Expires 04/30/10	Expires 04/30/11

ProFund VP Mid-Cap	$—	$—	$1,004
ProFund VP NASDAQ-100	—	3,520	8,984
ProFund VP Small-Cap Value	—	4,722	40,042
ProFund VP International	—	—	471
ProFund VP Emerging Markets	—	—	107
ProFund VP Japan	—	5,380	—
ProFund VP UltraSmall-Cap	—	—	19,279
ProFund VP Short NASDAQ-100	—	3,792	10,222
ProFund VP Short International	—	—	1,047
ProFund VP Short Emerging Markets	—	—	1,030
ProFund VP Basic Materials	—	4,956	21,735
ProFund VP Consumer Services	26,985	26,009	23,213
ProFund VP Financials	—	17,543	21,070
ProFund VP Oil & Gas	—	62,332	45,630
ProFund VP Pharmaceuticals	—	3,031	10,623
ProFund VP Precious Metals	—	—	22,547
ProFund VP Telecommunications	—	9,953	24,053
ProFund VP Utilities	—	27,384	50,239
ProFund VP U.S. Government Plus	—	—	36,984
ProFund VP Falling U.S. Dollar	—	—	1,045
ProFund VP Money Market	—	—	32,955

During the year ended December 31, 2007, the Advisor voluntarily waived additional management services fees in the amounts listed below for the ProFunds VP. These fees were voluntarily waived to maintain a more competitive expense ratio. These fees are not available to be recouped in subsequent years.

Waiver

ProFund VP Bull	$87,673
ProFund VP Mid-Cap	146
ProFund VP Small-Cap	47,067
ProFund VP NASDAQ-100	47,958
ProFund VP Small-Cap Value	25,071
ProFund VP Asia 30	91,620
ProFund VP Europe 30	73,833
ProFund VP International	310
ProFund VP Emerging Markets	832
ProFund VP Japan	25,783
ProFund VP UltraSmall-Cap	20,715
ProFund VP Short Small-Cap	16,001
ProFund VP Short NASDAQ-100	14,764
ProFund VP Short International	30
ProFund VP Short Emerging Markets	27
ProFund VP Basic Materials	38,673
ProFund VP Consumer Services	2,946
ProFund VP Financials	17,046
ProFund VP Oil & Gas	83,120
ProFund VP Pharmaceuticals	9,855
ProFund VP Precious Metals	61,202
ProFund VP Telecommunications	30,453
ProFund VP Utilities	64,716
ProFund VP U.S. Government Plus	34,634
ProFund VP Falling U.S. Dollar	62
ProFund VP Money Market	85,320

172

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

4.    Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2007 were as follows:

	Purchases	Sales

ProFund VP Bull	$293,363,961	$410,840,995
ProFund VP Small-Cap	32,779,300	67,576,424
ProFund VP NASDAQ-100	323,490,485	297,676,203
ProFund VP Small-Cap Value	158,595,577	225,982,493
ProFund VP Asia 30	418,868,226	404,398,794
ProFund VP Europe 30	412,342,573	454,368,337
ProFund VP UltraSmall-Cap	139,711,189	169,461,159
ProFund VP Basic Materials	291,453,726	215,924,148
ProFund VP Consumer Services	33,436,162	37,141,312
ProFund VP Financials	73,186,030	91,394,416
ProFund VP Oil & Gas	300,919,494	291,348,189
ProFund VP Pharmaceuticals	82,181,423	89,415,795
ProFund VP Telecommunications	218,736,521	231,199,021
ProFund VP Utilities	296,238,773	217,149,026

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2007 were as follows:

	Purchases	Sales

ProFund VP U.S. Government Plus	$128,109,619	$110,570,497

5.    Concentration Risk

Each Sector ProFund VP and ProFund VP Asia 30 may maintain exposure to issuers conducting business in a specific market sector or industry sector. These ProFunds VP are subject to the risk that those issuers (or that market sector or industry) will perform poorly, and the ProFunds VP will be negatively impacted by that poor performance. Each of ProFund VP International, ProFund VP Emerging Markets, ProFund VP Short Small-Cap, ProFund VP Short NASDAQ-100, ProFund VP Short International and ProFund VP Short Emerging Markets may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index or security is so concentrated. Each of ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP Precious Metals and ProFund VP Falling U.S. Dollar may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which they focus their investments.

6.    Federal Income Tax Information

As of the tax year end of December 31, 2007, the following ProFunds VP had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires	Expires	Expires	Expires	Expires
	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15	Total

ProFund VP Mid-Cap	$—	$—	$—	$—	$250,620	$250,620
ProFund VP NASDAQ-100	—	—	—	3,476,760	—	3,476,760
ProFund VP International	—	—	—	—	591,470	591,470
ProFund VP Japan	—	—	—	1,864,158	5,078,524	6,942,682
ProFund VP UltraSmall-Cap	—	—	7,014,336	—	4,786,323	11,800,659
ProFund VP Short Small-Cap	—	34,822	423,868	7,270,343	2,926,943	10,655,976
ProFund VP Short NASDAQ-100	15,295,243	17,059,717	2,225,939	3,507,939	5,450,520	43,539,358
ProFund VP Short International	—	—	—	—	11,357	11,357
ProFund VP Short Emerging Markets	—	—	—	—	56,890	56,890
ProFund VP Basic Materials	—	—	—	142,610	—	142,610
ProFund VP Consumer Services	—	—	172,235	—	—	172,235
ProFund VP Pharmaceuticals	1,062,234	938,481	1,453,587	424,036	—	3,878,338
ProFund VP U.S. Government Plus	1,049,287	581,813	—	2,734,672	—	4,365,772

173

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

As of the tax year end of December 31, 2007, the following ProFunds VP had additional net capital loss carryforwards that may be available to offset future net capital gains, if any. The amount of these losses that may be utilized are limited as a result of a prior year ownership change of the insurance company that issues the variable annuity contracts for which the ProFunds VP are investment options. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains which were offset will not be distributed to shareholders:

	Expires	Expires	Expires	Expires	Expires
	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	Total

ProFund VP NASDAQ-100	$—	$9,225,557	$1,424,903	$6,628,365	$—	$17,278,825
ProFund VP Europe 30	7,993,723	5,807,241	3,450,241	3,425,937	—	20,677,142
ProFund VP Japan	—	436,173	92,208	—	—	528,381
ProFund VP UltraSmall-Cap	4,630,023	1,543,341	—	—	—	6,173,364
ProFund VP Short Small-Cap	34,605	5,700	5,700	—	—	46,005
ProFund VP Short NASDAQ-100	—	2,768,700	4,652,572	—	—	7,421,272
ProFund VP Basic Materials	—	376,680	125,560	—	—	502,240
ProFund VP Consumer Services	—	701,646	24,850	—	—	726,496
ProFund VP Financials	—	578,912	945,464	—	—	1,524,376
ProFund VP Oil & Gas	77,964	2,141,711	506,983	—	506,983	3,233,641
ProFund VP Precious Metals	—	2,383,608	764,478	—	—	3,148,086
ProFund VP Telecommunications	394,274	750,298	381,524	—	—	1,526,096
ProFund VP Utilities	339,817	2,287,980	731,393	226,080	—	3,585,270

The tax character of dividends paid to shareholders during the tax year ended December 31, 2007 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP Bull	$2,622,612	$—	$2,622,612
ProFund VP Small-Cap	3,474,875	8,256,975	11,731,850
ProFund VP Small-Cap Value	2,612,774	3,076,187	5,688,961
ProFund VP Asia 30	138,700	—	138,700
ProFund VP Europe 30	2,790,426	1,137,286	3,927,712
ProFund VP Japan	2,406,260	—	2,406,260
ProFund VP UltraSmall-Cap	511,925	—	511,925
ProFund VP Short Small-Cap	1,250,161	—	1,250,161
ProFund VP Short NASDAQ-100	1,955,739	—	1,955,739
ProFund VP Basic Materials	321,148	—	321,148
ProFund VP Financials	349,425	—	349,425
ProFund VP Oil & Gas	—	4,283,910	4,283,910
ProFund VP Pharmaceuticals	216,589	—	216,589
ProFund VP Precious Metals	4,327,698	—	4,327,698
ProFund VP Telecommunications	445,711	154,688	600,399
ProFund VP Utilities	1,383,974	1,113,286	2,497,260
ProFund VP U.S. Government Plus	2,350,006	—	2,350,006
ProFund VP Money Market	6,258,884	—	6,258,884

174

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

The tax character of dividends paid to shareholders during the tax year ended December 31, 2006 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP Bull	$3,838,095	$6,615,991	$10,454,086
ProFund VP Small-Cap	—	1,937,600	1,937,600
ProFund VP Small-Cap Value	—	3,876,765	3,876,765
ProFund VP Asia 30	427,520	—	427,520
ProFund VP Europe 30	563,768	2,744,870	3,308,638
ProFund VP Japan	6,224,426	12,683,325	18,907,751
ProFund VP UltraSmall-Cap	16,868	—	16,868
ProFund VP Short Small-Cap	284,372	—	284,372
ProFund VP Short NASDAQ-100	502,444	—	502,444
ProFund VP Basic Materials	84,905	—	84,905
ProFund VP Financials	196,539	—	196,539
ProFund VP Oil & Gas	11,591,552	550,296	12,141,848
ProFund VP Pharmaceuticals	79,670	—	79,670
ProFund VP Precious Metals	903,704	—	903,704
ProFund VP Telecommunications	219,464	—	219,464
ProFund VP Utilities	1,460,131	—	1,460,131
ProFund VP U.S. Government Plus	2,213,142	—	2,213,142
ProFund VP Money Market	4,590,652	—	4,590,652
As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long Term	Distributions	Capital and	Appreciation	Earnings
	Income	Capital Gains	Payable	Other Losses	(Depreciation)	(Deficit)

ProFund VP Bull	$5,241,343	$14,654,605	$—	$—	$31,793,399	$51,689,347
ProFund VP Mid-Cap	8,867	—	—	(250,620)	(726)	(242,479)
ProFund VP Small-Cap	1,419,153	4,019,405	—	—	5,270,800	10,709,358
ProFund VP NASDAQ-100	—	—	—	(20,755,585)	17,167,186	(3,588,399)
ProFund VP Small-Cap Value	—	3,171,171	—	—	958,140	4,129,311
ProFund VP Asia 30	8,396,294	2,024,237	—	—	91,630,335	102,050,866
ProFund VP Europe 30	3,563,363	6,878,092	—	(20,677,142)	31,471,603	21,235,916
ProFund VP International	18,878	—	—	(591,470)	2,578	(570,014)
ProFund VP Emerging Markets	56,841	—	—	—	(21,762)	35,079
ProFund VP Japan	1,770,821	—	—	(7,471,063)	—	(5,700,242)
ProFund VP UltraSmall-Cap	261,358	—	—	(17,974,023)	459,241	(17,253,424)
ProFund VP Short Small-Cap	1,095,474	—	—	(10,701,981)	88,894	(9,517,613)
ProFund VP Short NASDAQ-100	1,032,789	—	—	(50,960,630)	102,007	(49,825,834)
ProFund VP Short International	1,891	—	—	(11,357)	(1,032)	(10,498)
ProFund VP Short Emerging Markets	1,800	—	—	(56,890)	989	(54,101)
ProFund VP Basic Materials	252,811	—	—	(644,850)	14,004,610	13,612,571
ProFund VP Consumer Services	—	—	—	(898,731)	481,177	(417,554)
ProFund VP Financials	353,453	—	—	(1,524,376)	1,103,306	(67,617)
ProFund VP Oil & Gas	1,331,546	8,149,659	—	(3,233,641)	85,510,371	91,757,935
ProFund VP Pharmaceuticals	240,807	—	—	(3,878,338)	(184,027)	(3,821,558)
ProFund VP Precious Metals	13,399,391	—	—	(3,148,086)	4,024,190	14,275,495
ProFund VP Telecommunications	2,814,576	2,955,811	—	(1,526,096)	2,437,806	6,682,097
ProFund VP Utilities	1,582,797	1,576,054	—	(3,585,270)	33,755,389	33,328,970
ProFund VP U.S. Government Plus	240,371	—	(240,371)	(4,365,772)	3,112,319	(1,253,453)
ProFund VP Falling U.S. Dollar	6,942	3,588	—	—	—	10,530
ProFund VP Money Market	—	—	—	—	—	—

175

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

At December 31, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Tax	Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

ProFund VP Bull	$129,882,443	$32,996,186	$(1,202,787)	$31,793,399
ProFund VP Mid-Cap	192,997	—	—	—
ProFund VP Small-Cap	63,077,879	13,705,491	(8,412,663)	5,292,828
ProFund VP NASDAQ-100	93,028,466	18,176,700	(1,009,514)	17,167,186
ProFund VP Small-Cap Value	31,038,895	2,553,823	(1,595,683)	958,140
ProFund VP Asia 30	166,418,512	93,455,011	(1,824,676)	91,630,335
ProFund VP Europe 30	99,710,676	32,677,081	(1,205,478)	31,471,603
ProFund VP International	483,992	—	—	—
ProFund VP Emerging Markets	3,600,940	—	—	—
ProFund VP Japan	23,632,505	—	—	—
ProFund VP UltraSmall-Cap	22,911,975	2,344,292	(1,597,096)	747,196
ProFund VP Short Small-Cap	18,334,857	—	—	—
ProFund VP Short NASDAQ-100	11,441,192	—	—	—
ProFund VP Short International	192,997	—	—	—
ProFund VP Short Emerging Markets	169,997	—	—	—
ProFund VP Basic Materials	106,034,976	15,763,146	(1,758,536)	14,004,610
ProFund VP Consumer Services	1,932,384	492,782	(11,605)	481,177
ProFund VP Financials	23,926,275	1,756,252	(652,946)	1,103,306
ProFund VP Oil & Gas	99,928,699	85,660,681	(150,310)	85,510,371
ProFund VP Pharmaceuticals	10,553,731	—	(183,477)	(183,477)
ProFund VP Precious Metals	159,503,341	—	—	—
ProFund VP Telecommunications	22,316,700	2,851,222	(410,667)	2,440,555
ProFund VP Utilities	161,672,072	35,071,679	(1,316,290)	33,755,389
ProFund VP U.S. Government Plus	86,529,620	1,482,598	—	1,482,598
ProFund VP Falling U.S. Dollar	505,992	—	—	—
ProFund VP Money Market	245,372,075	—	—	—

176

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ProFunds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ProFund VP Bull, ProFund VP Mid-Cap, ProFund VP Small-Cap, ProFund VP NASDAQ - 100 (formerly known as ProFund VP OTC), ProFund VP Small-Cap Value, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP International, ProFund VP Emerging Markets, ProFund VP Japan, ProFund VP UltraSmall-Cap, ProFund VP Short Small-Cap, ProFund VP Short NASDAQ - 100 (formerly known as ProFund VP Short OTC), ProFund VP Short International, ProFund VP Short Emerging Markets, ProFund VP Basic Materials, ProFund VP Consumer Services, ProFund VP Financials, ProFund VP Oil & Gas, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Telecommunications, ProFund VP Utilities, ProFund VP U.S. Government Plus, ProFund VP Falling U.S. Dollar and ProFund VP Money Market (twenty-six of the portfolios that are part of ProFunds, hereafter collectively referred to as the “Funds”) at December 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 25, 2008

177

PROFUNDS VP

Additional Tax Information (unaudited)

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2007, qualify for the corporate dividends received deduction for the following Funds:

Dividends
Received
Deduction

ProFund VP Bull	100.00%
ProFund VP Small-Cap	21.51%
ProFund VP Small-Cap Value	25.34%
ProFund VP Asia 30	15.54%
ProFund VP Europe 30	5.42%
ProFund VP UltraSmall-Cap	54.14%
ProFund VP Basic Materials	100.00%
ProFund VP Financials	100.00%
ProFund VP Pharmaceuticals	100.00%
ProFund VP Telecommunications	100.00%
ProFund VP Utilities	100.00%

178

PROFUNDS VP

Board Approval of Investment Advisory Agreements (unaudited)

At a meeting held on September 19, 2007, the Board of Trustees (the “Board”), including the Independent Trustees, unanimously approved the investment advisory agreement (the “Advisory Agreement”) with ProFund Advisors LLC (the “Advisor”) on behalf of each Fund. In determining whether it was appropriate to approve the Advisory Agreement on behalf of each Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) copies of the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information from prior periods; (vii) detailed comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; (ix) assets and accounts managed by Portfolio Managers; and (x) information regarding brokerage allocation and best execution, including a summary of the Advisor’s review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor’s compliance program, including practices in monitoring each Fund’s compliance with regulatory requirements and Trust procedures. The Board carefully evaluated this information, and was advised by fund counsel with respect to its deliberations. The Independent Trustees were advised by their independent legal counsel.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable and in the best interests of shareholders and should be approved. The Board took note of all of the information that had been provided and considered all of the factors it considered relevant, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to each Fund and its shareholders by the Advisor; (ii) investment performance; (iii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with each Fund; (iv) the extent to which economies of scale might be realized as each Fund grows; and (v) whether fee levels reflect economies of scale, if any, for the benefit of the Fund shareholders.

The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor as well as the systems, processes and resources required to manage the Funds effectively, which might not be present at other investment advisory organizations. The Board took note of the special skills needed to manage the Funds. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Fund’s ability to meet their stated investment objectives. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and whether it provides appropriate incentives. The Board also considered information regarding how brokerage for each Fund was allocated. Finally, the Board reviewed the Advisor’s compliance program. The Board considered, with respect to each Fund, the Advisor’s success in achieving the investment objectives of each Fund. Based upon its review, the Board concluded that the investment advisory services provided by the Advisor were of high quality, that the Advisor was reasonably successful in achieving the investment goals of each Fund, and that the Advisor’s services benefited the Funds’ shareholders, particularly in light of the nature of the Funds and the services required to support them.

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Trust. The Board noted the difficulty of obtaining precise information comparing the fees charged by other investment advisors because there are few fund complexes with substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found the comparative information provided by the Advisor to be useful in its evaluation of the reasonableness of the Advisor’s fees. The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily portfolio rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve the objectives of the Funds on their own, noting that it would be more expensive or impossible to do so. The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered indirect or “fall-out” benefits that the Advisor derived from its relationship to the Funds, noting in particular that while the Advisor may receive research provided by broker-dealers, best execution will remain the main driver of trade allocation and it will not allocate brokerage in return for research or other non-brokerage services. The Trustees concluded that the Management Services Agreement was in the best interests of the Funds and their shareholders; that the services to be performed were required for the operation of the Funds; and that the Advisor could provide services the nature and quality of which were at least equal to those provided by others offering the same or similar services; and that the fees were reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

179

PROFUNDS VP

Board Approval of Investment Advisory Agreements (continued) (unaudited)

The Board also considered the financial condition of the Advisor, which it found to be sound based upon a review of financial statements and discussions with officers of the Advisor. The Board also discussed with representatives of the Advisor potential economies of scale, and how and when shareholders might benefit from economies of scale. The Board considered the fact that the Advisor waived its fees and/or reimbursed expenses with respect to specific Funds, and an undertaking by the Advisor to institute additional waivers in the future should the aggregate assets of the ProFunds and Access One Trusts and the assets of individual portfolios thereof grow to exceed specified levels.

The Board, including the Independent Trustees, concluded that the investment advisory fees and other compensation payable by each Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of each Fund. The Board indicated to the Advisor that it intends to consider and evaluate on an ongoing basis potential economies of scale and how shareholders might benefit from those economies of scale.

180

PROFUNDS VP

Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a ProFund VP and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Expense table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect separate accounts or insurance contract fees and charges. If those fees were reflected, expenses would be higher.

These examples are based on an investment of $1,000 invested at July 1, 2007 and held for the entire period from July 1, 2007 through December 31, 2007 (unless otherwise noted).

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07

ProFund VP Bull	$1,000.00	$976.70	$8.12	1.63%
ProFund VP Mid-Cap**	1,000.00	990.30	5.29	1.63%
ProFund VP Small-Cap	1,000.00	920.70	7.55	1.56%
ProFund VP NASDAQ-100	1,000.00	1,075.10	8.53	1.63%
ProFund VP Small-Cap Value	1,000.00	878.20	7.72	1.63%
ProFund VP Asia 30	1,000.00	1,281.30	9.14	1.59%
ProFund VP Europe 30	1,000.00	1,017.30	8.19	1.61%
ProFund VP International**	1,000.00	1,022.70	5.37	1.63%
ProFund VP Emerging Markets**	1,000.00	1,170.70	5.77	1.63%
ProFund VP Japan	1,000.00	845.20	7.63	1.64%
ProFund VP UltraSmall-Cap	1,000.00	802.50	7.41	1.63%
ProFund VP Short Small-Cap	1,000.00	1,080.90	8.60	1.64%
ProFund VP Short NASDAQ-100	1,000.00	942.00	7.98	1.63%
ProFund VP Short International**	1,000.00	979.70	5.26	1.63%
ProFund VP Short Emerging Markets**	1,000.00	814.70	4.82	1.63%
ProFund VP Basic Materials	1,000.00	1,099.20	8.62	1.63%
ProFund VP Consumer Services	1,000.00	886.50	7.75	1.63%
ProFund VP Financials	1,000.00	821.40	7.48	1.63%
ProFund VP Oil & Gas	1,000.00	1,128.60	8.75	1.63%
ProFund VP Pharmaceuticals	1,000.00	975.70	8.12	1.63%
ProFund VP Precious Metals	1,000.00	1,264.80	9.30	1.63%
ProFund VP Telecommunications	1,000.00	947.70	8.00	1.63%
ProFund VP Utilities	1,000.00	1,072.70	8.52	1.63%
ProFund VP U.S. Government Plus	1,000.00	1,155.70	7.23	1.33%
ProFund VP Falling U.S. Dollar**	1,000.00	1,061.70	5.48	1.63%
ProFund VP Money Market	1,000.00	1,017.70	6.61	1.30%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Information shown reflects values using the expense ratios and rates of return for the period from August 31, 2007 (date of commencement of operations) to December 31, 2007.

181

PROFUNDS VP

Expense Examples (continued) (unaudited)

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your ProFund VP and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07

ProFund VP Bull	$1,000.00	$1,016.99	$8.29	1.63%
ProFund VP Mid-Cap**	1,000.00	1,016.99	8.29	1.63%
ProFund VP Small-Cap	1,000.00	1,017.34	7.93	1.56%
ProFund VP NASDAQ-100	1,000.00	1,016.99	8.29	1.63%
ProFund VP Small-Cap Value	1,000.00	1,016.99	8.29	1.63%
ProFund VP Asia 30	1,000.00	1,017.19	8.08	1.59%
ProFund VP Europe 30	1,000.00	1,017.09	8.19	1.61%
ProFund VP International**	1,000.00	1,016.99	8.29	1.63%
ProFund VP Emerging Markets**	1,000.00	1,016.99	8.29	1.63%
ProFund VP Japan	1,000.00	1,016.94	8.34	1.64%
ProFund VP UltraSmall-Cap	1,000.00	1,016.99	8.29	1.63%
ProFund VP Short Small-Cap	1,000.00	1,016.94	8.34	1.64%
ProFund VP Short NASDAQ-100	1,000.00	1,016.99	8.29	1.63%
ProFund VP Short International**	1,000.00	1,016.99	8.29	1.63%
ProFund VP Short Emerging Markets**	1,000.00	1,016.99	8.29	1.63%
ProFund VP Basic Materials	1,000.00	1,016.99	8.29	1.63%
ProFund VP Consumer Services	1,000.00	1,016.99	8.29	1.63%
ProFund VP Financials	1,000.00	1,016.99	8.29	1.63%
ProFund VP Oil & Gas	1,000.00	1,016.99	8.29	1.63%
ProFund VP Pharmaceuticals	1,000.00	1,016.99	8.29	1.63%
ProFund VP Precious Metals	1,000.00	1,016.99	8.29	1.63%
ProFund VP Telecommunications	1,000.00	1,016.99	8.29	1.63%
ProFund VP Utilities	1,000.00	1,016.99	8.29	1.63%
ProFund VP U.S. Government Plus	1,000.00	1,018.50	6.77	1.33%
ProFund VP Falling U.S. Dollar**	1,000.00	1,016.99	8.29	1.63%
ProFund VP Money Market	1,000.00	1,018.65	6.61	1.30%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Information shown reflects values using the expense ratios for the period from August 31, 2007 (date of commencement of operations) to December 31, 2007 and has been adjusted to reflect values for the period July 1, 2007 to December 31, 2007.

182

PROFUNDS VP

Trustees and Officers (unaudited)

Number of
		Term of		Portfolios* in	Other
	Position(s)	Office and		Fund Complex	Directorships
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
and Birth Date	the Trust	Time Served	During Past 5 Years	Trustee	Trustee

Independent Trustees

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to present); Managing Director (March 1993 to April 2004).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to present).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	None

*	Represents number of operational portfolios in Fund complex overseen by Trustee.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Officers

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; February 2003 to present	President of the Advisor (May 1997 to present).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance officer of the Advisor (October 2002 to present); Calvert Group, Ltd.; Counsel, Compliance Officer and Assistant Secretary (January 1999 to October 2002).

183

PROFUNDS VP

Trustees and Officers (continued) (unaudited)

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Stephenie E. Adams 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 4/69	Secretary Assistant Secretary	Indefinite; September 2007 to present April 2006 to September 2007	Assistant Vice President, ProFund Advisors LLC (December 2002 to present); Not employed, November 2002; Vice President, FBR National Bank & Trust (May 2000 to October 2002); Vice President and Secretary of FBR Fund for Government Investors, FBR Fund for Tax-Free Investors, Inc., FBR American Gas Index Fund, Inc., and The FBR Rushmore Fund, Inc. (October 1995 to October 2002).

Patrick J. Keniston 100 Summer Street, Suite 1500 Boston, MA 02110 Birth Date: 1/64	Assistant Secretary	Indefinite; December 2006 to present	Vice President, Citi Fund Services (March 2005 to present); Attorney, Citigroup Global Transaction Services (October 2001 to March 2005).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present	Citi Fund Services, Senior Vice President of Fund Administration (April 2002 to present); KPMG LLP, Senior Manager (August 1993 to March 2002).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present	Citi Fund Services, Senior Vice President of Fund Administration (September 1998 to present).

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

184

This Page Intentionally Left Blank

This Page Intentionally Left Blank

ProFundsTM

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 1-888-776-5717.

A description of the policies and procedures that the ProFunds VP uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-776-3637; and on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the ProFund VP voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling toll-free 1-888-776-3637; and on the Commission’s website at http://www.sec.gov.

ProFunds VP file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holding for the Funds in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Not just funds, ProFunds SM

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500”, and “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Barra Growth Index,” “S&P MidCap 400/BarraValue Index,” “S&P SmallCap 600/Barra Growth Index,” and “S&P SmallCap 600/Barra Value Index ” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds VP. “Dow Jones,” “Dow 30,” “Dow Jones Industrial Average®,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VP. “Russell 2000® Index” is a trademark of the Russell Investment Group. “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. The “Nikkei 225 Stock Average” is a trademark of Nihon Keizai Shimbun, Inc. “Philadelphia Stock Exchange® ”, “PHLX®”, “PHLX Gold/Silver SectorSM” and “XAUSM” are trademarks or service marks of the Philadelphia Stock Exchange, Inc. ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

12/07

Not just funds, ProFundsSM

Classic ProFunds VP
Large-Cap Value
Large-Cap Growth
Small-Cap Value
Small-Cap Growth
Asia 30
Europe 30

Sector ProFunds VP
Financials
Health Care
Technology

Non-Equity ProFunds VP
U.S. Government Plus
Rising Rates Opportunity
Annual Report
December 31, 2007

i	Message from the Chairman
ii	Management Discussion of Fund Performance
Allocation of Portfolio Holdings & Index Composition,
Schedule of Portfolio Investments and Financial Statements

1	ProFund VP Large-Cap Value
9	ProFund VP Large-Cap Growth
17	ProFund VP Small-Cap Value
26	ProFund VP Small-Cap Growth
34	ProFund VP Asia 30
40	ProFund VP Europe 30
46	ProFund VP Financials
53	ProFund VP Health Care
59	ProFund VP Technology
65	ProFund VP U.S. Government Plus
70	ProFund VP Rising Rates Opportunity

75	Notes to Financial Statements

83	Report of Independent Registered Public Accounting Firm

84	Additional Tax Information

85	Board Approval of Investment Advisory Agreements

87	Expense Examples

89	Trustees and Officers

Message from the Chairman

Dear Shareholder,

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2007.

A wild ride in equities

The U.S. equity market took investors for a wild ride in 2007. The first half of the year saw the equity market continue its upward trend as GDP growth remained strong and unemployment and inflation remained tame. Accordingly, the S&P 500® Index gained 7.0% from December 31, 2006 to June 30, 2007.

In the second half of the year, the effect of falling home prices and rising default rates in subprime mortgages eventually spilled over to the equity market. Consequently, the S&P 500 Index fell 1.4% from June 30 to December 31, 2007.

The net result was that most broad stock market indexes posted modest gains for the entire year. The S&P 500 ended with a total return of 5.5%, and the S&P MidCap 400 Index finished up 8.0%, while the Russell 2000® Index was in the red with a total return of –1.6% for the year. Generally speaking, growth stocks outperformed value, and large-cap stocks outperformed small caps in 2007.

Oil & gas shines, financials lose luster

U.S. equity sector performance was all over the map in 2007. Escalating oil prices, fueled by increasing global demand and concerns over supply, helped the Dow Jones U.S. Oil & Gas Index earn a return of 34.8% for the year. The Dow Jones U.S. Basic Materials Index achieved a 32.9% gain, and the technology-heavy NASDAQ-100® produced a total return of 19.2%. On the other side of the spectrum, financials were hit hardest by the subprime fallout, declining 17.7% for the year.

Some opportunities resided abroad

A global economic boom meant that some of the best-performing indexes in 2007 were those that tracked foreign markets. For example, The Bank of New York Emerging Markets 50 ADR Index finished up 43.5%. More developed foreign markets provided more modest returns; the MSCI EAFE Index (Europe, Australasia, and Far East), which includes developed markets outside of North America, was up 11.2% on the year. Japan, however, showed particular weakness in 2007 as the Nikkei 225 Average fell 5.2%.

Flight to quality in bonds

As subprime mortgage defaults began to make headlines in May, investors reacted by selling lower-quality, higher-risk bonds and buying much safer government bonds. Consequently, U.S. Treasury yields fell across the board, helping the 30-year U.S. Treasury Bond produce a total return of 8.1%.

Dollar weakness persists

The U.S. dollar continued its slide in 2007 as the U.S. Dollar Index, a measure of the dollar’s value against a basket of six foreign currencies, hit an all-time low in November. The index finished the year down 8.3%.

Celebrating 10 years of innovation

Since 1997, ProFunds has offered investors easier access to sophisticated investment strategies. We believed then, as we do now, that investors should have abundant opportunities to increase potential returns and reduce risk, no matter what direction the markets take. I’m proud to say that we remain committed to the innovative spirit that was behind the launch of our first funds more than 10 years ago.

As always, we deeply appreciate your continued trust and confidence in ProFunds VP.

Sincerely,

Michael L. Sapir
Chairman

Investing in ProFunds VP involves certain risks, including in all or some cases, leverage, liquidity, concentration, non-diversification, repurchase agreement, and inverse correlation risks. In addition, ProFunds VP permit active trading strategies that may increase expenses and reduce fund performance.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors LLC (“PFA”) uses a quantitative approach in seeking to achieve the daily investment objectives of each ProFund VP.1 Using this approach, PFA determines the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its daily benchmark.2

ProFunds VP seek to provide daily correlation with their benchmarks consistent with their investment objectives. PFA employs a management strategy wherein it strives to consistently pursue the investment objective of each ProFund VP.1 Accordingly, the ProFunds VP do not seek to provide correlation with their benchmarks over any period of time other than daily and do not seek to take defensive positions in unfavorable markets.

Factors that materially affected the performance of each ProFund VP during 2007:[3]

•
Benchmark Performance:  The performance of the index or security underlying each ProFund VP’s benchmark is a principal factor driving fund performance[4]. Please see below for a discussion of market conditions which affected the performance of the ProFunds VP and their various benchmark indexes and securities.

•
Leverage and Correlation:  Each ProFund VP is benchmarked to a positive or negative multiple of an index’s or security’s daily return. The performance of each ProFund VP that has a daily investment objective that is greater than 100% (i.e., are leveraged) of the daily performance of an index or a security (UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraNASDAQ-100 and U.S. Government Plus) was impacted proportionately more by the daily performance of an index or security. ProFunds VP that are designed to have an inverse (negative) daily correlation to the index or security (Bear, Short Mid-Cap, Short Small-Cap, Short Dow 30, Short NASDAQ-100, Short International, Short Emerging Markets, UltraShort Dow 30, UltraShort NASDAQ-100, Rising Rates Opportunity and Falling U.S. Dollar) were inversely impacted by the daily performance of the underlying index or security and, in turn, by the factors and market conditions affecting that index or security on a daily basis. Certain of these inverse funds are also leveraged (UltraShort Dow 30, UltraShort NASDAQ-100 and Rising Rates Opportunity.) For these funds, the inverse impact discussed above was amplified.

•
Compounding of Daily Returns (Leveraged and Inverse ProFunds VP):  PFA attempts to rebalance leverage on a daily basis to the target ratio implicit in the stated investment objective of each ProFund VP. For example, the target leverage ratios for ProFunds VP UltraNASDAQ-100, Short NASDAQ-100 and UltraShort NASDAQ-100 are +2x, –1x, and –2x, respectively. The impact of daily rebalancings of leverage over periods greater than one day is illustrated in the following hypothetical example:

•
Assume the benchmark index is up 1.00% on day one, and down 1.00% on day two, for a cumulative two-day return of –0.01%. For purposes of illustration, expenses are ignored. Assume $100.00 is invested in a hypothetical fund that seeks to return 200% of the daily performance of the Index. On day one, the value of the investment should increase $2.00 to $102.00. On day two, the value of the investment should decrease –$2.04 (–2.00% of $102.00) to $99.96. This strategy results in a –.04% cumulative two-day return. Note that while this strategy does provide 200% of the return of the index on each particular day, it can not be counted on to return 200% of the index’s cumulative two-day return.

•
Because of the effect of compounding, the hypothetical investment declines over the two-day period considerably more than twice the cumulative return of the index. This example illustrates that an investment strategy using leverage that is rebalanced daily can result in underperformance relative to other investment strategies. In general, in trendless or flat markets it is expected that the Fund will underperform the multiple of the return of the index for periods greater than one day. In other scenarios, use of leverage that is rebalanced daily can result in overperformance relative to other investment strategies.

•
Cost of Leverage:  The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index was negatively impacted by costs associated with leveraging. Inverse ProFunds VP generally benefited from financing related factors associated with the use of leveraged investment techniques.

•
Equity Dividends and Bond Yields:  The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index or security was positively impacted by capturing a multiple of the dividend or income yield associated with the benchmark index or security. Inverse ProFunds VP were negatively impacted by virtue of effectively having to pay out a multiple of the dividend or income yield associated with the benchmark index or security.

•
Fees, expenses, and transaction costs:  Fees and expenses are listed in the financial statements of each ProFund VP and may generally be higher and thus have a more negative impact on performance than compared to many traditional index-based funds. Additionally, high levels of shareholder purchase and redemption activity and use of leverage lead to commensurate increases in portfolio transactions and transaction costs which negatively impact the daily NAV of each ProFund VP. Transaction costs are not reflected in the funds expense ratio. Transaction costs are generally higher for ProFunds VP with higher turnover and for ProFunds VP that are benchmarked to indexes or securities that are comparatively less liquid than other ProFund VPs’ benchmark indexes or securities.

[1]	Other than ProFund VP Money Market
[2]
A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP UltraNASDAQ-100 has a benchmark of 200% of the daily return of the NASDAQ-100 Index®.

[3]	Past performance does not guarantee future results.
[4]
Unlike ProFunds VP, indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes and individual securities do not incur fees, expenses and transaction costs. Fees, expenses, and transaction costs incurred by ProFunds VP negatively impact the performance of the ProFunds VP. Performance for each ProFund VP will differ from the underlying index or security performance.

ii

PROFUNDS VP

Management Discussion of Fund Performance (continued)

Market Conditions Affecting Benchmark and Fund Performance – All ProFunds VP

Index Performance

For the one year period ended December 31, 2007 the best known measure of U.S. large-cap stocks, the S&P 500® Index, rose by 5.5%.5 Mid-cap indexes slightly outperformed and small-cap indexes underperformed the S&P 500, as the S&P Midcap 400® Index returned 8.0% and the Russell 2000® Index returned -1.6%. The technology heavy NASDAQ-100® Index led all major broad U.S. indexes on the year with a return of 19.2%.

Indexes on subsets of the broader U.S. equity market showed evidence of shifting market dynamics. Growth stocks, characterized by generally higher revenue growth, higher price-earnings ratios, and lower dividend yields, outpaced their value stock counterparts over the period, a reversal of a more than six year trend that started in 2000. Based on the S&P/Citigroup style indexes, growth beat value throughout the capitalization spectrum: Large Growth, 9.3% versus Large Value, 2.0%; Mid Growth, 13.6% versus Mid Value, 2.8%; and Small Growth, 5.7% versus Small Value, -5.2%.

Certain industry groups and sectors of the market saw performances that deviated significantly from the broader market performance. As measured by the Dow Jones Total Market Indexes, industry groups and sectors that substantially outperformed the broad market included Oil & Gas, Basic Materials, Precious Metals, Utilities, Technology, Industrials and Internet which returned 34.8%, 32.9%, 25.3%, 17.8%, 15.7%, 13.6% and 11.8%, respectively. Substantially underperforming the broad market were Banks, Real Estate, Financials, Consumer Services, Biotechnology, and Pharmaceuticals with returns of -25.2%, -18.2%, -17.7%, -7.2%, 0.2% and 4.5%, respectively. The rest of the industry groups and sectors tracked by ProFunds VP all managed to slightly outperform the S&P 500, as Telecommunications, Consumer Goods, Semiconductors and Health Care returned 10.0%, 9.7%, 9.4% and 8.4%, respectively.

International equity market performance varied greatly in 2007, but outperformed U.S. markets overall, as the Dow Jones Wilshire ex-U.S. Index returned 11.8%6 on the year. Emerging markets stocks continued their outperformance compared to developed markets in 2007, as the Bank of New York Emerging Markets 50 ADR® Index returned 43.5%6 on the year, while the MSCI EAFE Index returned just 8.6%6. Individual countries whose markets showed particular strength included Brazil, Hong Kong, and Germany who returned 71.1%6, 44.5%6, and 30.5%6 respectively as measured by the Dow Jones Wilshire individual country indexes.

Fixed income markets posted relatively strong returns for 2007. ProFunds VP offers two funds benchmarked to the 30-year U.S. Treasury Bond, and based on data from Ryan Labs, the 30-year bond returned 8.1%. One ProFund VP is benchmarked to the New York Board of Trade’s Dollar Index, a measure of the value of the U.S. Dollar against a basket of six currencies. The Dollar Index declined 8.3% on the year, while hitting an all-time low in late November. The currencies included in the basket in order of descending weights are the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc. Against the three primary currencies in the basket, the Dollar lost 9.5% versus the Euro, lost 6.2% versus the Yen, and lost 1.3% versus the Pound.

Economy

Economic growth slowed to its lowest level in five years by the fourth quarter of 2007 as GDP increased at a rate of just 0.6%. This was a sharp decrease relative to the two previous quarters where it had grown at a rate of 3.4% for the second quarter and 3.9% for the third quarter. The effects of a weakening housing sector, the subprime mortgage crisis, and high energy prices, among other things, appeared to finally be taking their toll on the economy by year end. The stock market demonstrated a similar pattern in 2007, after posting strong returns for the first three quarters of 2007, the stock market declined during the fourth quarter – a period when stocks rise more often than not. The Dow Jones Industrial Average posted its first fourth quarter decline in ten years.

The year began focused on an excess supply in the U.S. housing market. The excess persisted despite sharp cutbacks in home building, and housing prices fell for one of the few times in U.S. history as a result. The effects of this began to reverberate throughout the financial markets as delinquencies and foreclosures rose. This led to a re-pricing of mortgage backed securities and other asset backed securities that forced banks to take loans back onto their own balance sheets and fueled a general tightening of credit. A notable hedge fund collapse in mid-June brought the subprime mortgage crisis into the public spotlight and flight to high-quality Treasuries ensued for the rest of the year, while credit spreads widened substantially.

The housing and mortgage markets weren’t the only areas of concern surrounding the economy in 2007. Rising commodity prices, particularly in the energy and food sectors also began to weigh on the economy. Crude Oil prices increased over 40% and the cost for wheat and corn rose as well during the year. Inflation measures, however, trended only slightly higher and remained relatively tame over the course of the year. The Core Personal Consumption Expenditures Index, the Federal Reserve’s preferred measure of inflation, remained within the Fed’s comfort zone of 1.5-2% for much of the year, albeit near the higher end of this zone, until rising to 2.2% in December. Unemployment data was also becoming worrisome as the unemployment rate rose to 5% in December, its highest level in two years. Despite all of this, consumer spending, which accounts for more than two thirds of the U.S. economy, remained strong in 2007, helping to support corporate profits and allowing most major stock indexes to post positive returns.

Treasury yields rose as high as 5.4% on the 30-year bond and 5.3% on the 10-year note, before finishing near their lows for the year at 4.5% and 4.0% respectively. The declining yields that began mid-year were a reflection of expectations that the Federal Reserve would cut interest rates in the coming months to stimulate the economy amidst the housing and subprime woes that were taking hold. As it turned out, investors were correct, as the Federal Reserve cut rates three times in 2007 for a total of 1.00% to 4.25% by year end, with additional future cuts priced in for 2008 based on the year-end levels of fed fund futures.

As 2007 drew to a close, indicators signaling the U.S. might slip into a recession in 2008 were becoming evident. Unemployment and inflation appeared to be on the rise, housing prices were showing no sign of turning around, and credit conditions had yet to improve. Also, complicating things was a weak U.S. Dollar which could affect foreign interest in U.S. securities. How heavily all of this affects the economy will depend in part on how successful the Fed rate cuts are at stimulating the economy, and in part on whether foreign demand for U.S. goods remains strong among many of the emerging markets countries that have helped fuel domestic growth over the past year.

Although one or more of these conditions impacted the security or securities comprising each ProFund VP’s benchmark and, in turn, impacted the performance of each ProFund VP, ProFund Advisors does not invest the assets of the ProFunds VP based on its view of the investment merit of a particular security, instrument or company. In addition, ProFund Advisors does not conduct conventional stock research or analysis, forecast stock market movements, trends or market conditions, and does not normally take temporary defensive positions.

[5]	The index returns presented account for the theoretical reinvestment of dividends in the index.
[6]	U.S. Dollar terms

iii

ProFund VP Large-Cap Value

The ProFund VP Large-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Value Index.1 For the year ended December 31, 2007, the Fund had a total return of 0.15%, compared to a total return of 2.03%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500/Citigroup Value Index is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have value characteristics, based on the index provider’s stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P 500/Barra Value Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Chevron Corp (+30.56%), Altria Group (+22.22%), and Verizon Communications (+22.19%), while the bottom three performers in this group were Citigroup (–44.71%), Bank of America (–18.86%), and Wells Fargo (–12.13%).

Value of a $10,000 Investment†

†The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Large-Cap Value from May 3, 2004 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07		Expense Ratios*

	Inception Date	1 Year	Since Inception	Gross	Net
ProFund VP Large-Cap Value	5/3/04	0.15%	8.95%	1.70%	1.63%
S&P 500/Citigroup Value Index[4]	5/3/04	2.03%	11.40%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P 500/Barra Value Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4 The S&P 500/Barra Value Index represents performance from May 3, 2004 to December 16, 2005 and the S&P 500/Citigroup Value Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

1

PROFUNDS VP
ProFund VP Large-Cap Value

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective:  The ProFund VP Large-Cap Value seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P 500/Citigroup Value Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	101%

Total Exposure	101%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

General Electric Co.	6.0%
AT&T, Inc.	4.0%
Bank of America Corp.	2.9%
Altria Group, Inc.	2.5%
Pfizer, Inc.	2.5%

S&P 500/Citigroup Value Index - Composition
% of Index

Financial	29%
Consumer Non-Cyclical	18%
Industrial	14%
Communications	12%
Utilities	7%
Consumer Cyclical	6%
Technology	6%
Basic Materials	4%
Energy	4%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Large-Cap Value	December 31, 2007

Common Stocks (100.6%)
	Shares	Value

3M Co. (Miscellaneous Manufacturing)	2,208	$186,179
Abbott Laboratories (Pharmaceuticals)	8,832	495,917
ACE, Ltd.ADR (Insurance)	3,680	227,350
Advanced Micro Devices, Inc.* (Semiconductors)	5,152	38,640
Aetna, Inc. (Healthcare-Services)	2,576	148,713
Affiliated Computer Services, Inc.—Class A* (Computers)	368	16,597
AFLAC, Inc. (Insurance)	1,840	115,239
Agilent Technologies, Inc.* (Electronics)	3,312	121,683
Air Products & Chemicals, Inc. (Chemicals)	1,472	145,183
Alcoa, Inc. (Mining)	9,568	349,710
Allegheny Energy, Inc. (Electric)	1,472	93,634
Allegheny Technologies, Inc. (Iron/Steel)	736	63,590
Allergan, Inc. (Pharmaceuticals)	1,104	70,921
Allied Waste Industries, Inc.* (Environmental Control)	3,312	36,498
Allstate Corp. (Insurance)	6,624	345,972
Altera Corp. (Semiconductors)	1,472	28,439
Altria Group, Inc. (Agriculture)	23,920	1,807,874
Ambac Financial Group, Inc. (Insurance)	1,104	28,450
Ameren Corp. (Electric)	2,208	119,696
American Capital Strategies, Ltd. (Investment Companies)	2,208	72,776
American Electric Power, Inc. (Electric)	4,416	205,609
American International Group, Inc. (Insurance)	15,088	879,630
American Tower Corp.* (Telecommunications)	3,312	141,091
Ameriprise Financial, Inc. (Diversified Financial Services)	2,576	141,963
AmerisourceBergen Corp. (Pharmaceuticals)	1,840	82,561
Anadarko Petroleum Corp. (Oil & Gas)	2,576	169,217
Analog Devices, Inc. (Semiconductors)	1,840	58,328
AON Corp. (Insurance)	1,840	87,750
Apartment Investment and Management Co.—Class A (REIT)	1,104	38,342
Applera Corp.—Applied Biosystems Group (Electronics)	736	24,965
Applied Materials, Inc. (Semiconductors)	10,304	182,999
Archer-Daniels-Midland Co. (Agriculture)	4,048	187,949
Ashland, Inc. (Chemicals)	736	34,908
Assurant, Inc. (Insurance)	1,104	73,858
AT&T, Inc. (Telecommunications)	68,816	2,859,993
Automatic Data Processing, Inc. (Software)	2,944	131,096
AutoNation, Inc.* (Retail)	1,472	23,052
Avalonbay Communities, Inc. (REIT)	736	69,287
Avery Dennison Corp. (Household Products/Wares)	1,104	58,667
Bank of America Corp. (Banks)	50,416	2,080,164
Bank of New York Mellon Corp. (Banks)	12,880	628,029
Baxter International, Inc. (Healthcare-Products)	2,944	170,899
BB&T Corp. (Banks)	6,256	191,872
Bear Stearns Cos., Inc. (Diversified Financial Services)	1,472	129,904
Bemis Co., Inc. (Packaging & Containers)	1,104	30,228
Big Lots, Inc.* (Retail)	1,104	17,653
Boeing Co. (Aerospace/Defense)	4,784	418,409
Boston Properties, Inc. (REIT)	1,472	135,144
Boston Scientific Corp.* (Healthcare-Products)	6,256	72,757
Bristol-Myers Squibb Co. (Pharmaceuticals)	22,448	595,321
Broadcom Corp.—Class A* (Semiconductors)	2,944	76,956
Brown-Forman Corp. (Beverages)	368	27,272
Brunswick Corp. (Leisure Time)	1,104	18,823
Burlington Northern Santa Fe Corp. (Transportation)	1,840	153,143
CA, Inc. (Software)	2,944	73,453
Capital One Financial Corp. (Diversified Financial Services)	4,416	208,700
Cardinal Health, Inc. (Pharmaceuticals)	4,048	233,772
Carnival Corp.—Class AADR (Leisure Time)	4,784	212,840
CBS Corp.—ClassB (Media)	7,728	210,588
CenterPoint Energy, Inc. (Electric)	3,680	63,038
Centex Corp. (Home Builders)	1,472	37,183
CenturyTel, Inc. (Telecommunications)	1,104	45,772
ChevronTexaco Corp. (Oil & Gas)	10,304	961,672
Chubb Corp. (Insurance)	4,416	241,025
Ciena Corp.* (Telecommunications)	1,104	37,657
CIGNA Corp. (Insurance)	1,472	79,091
Cincinnati Financial Corp. (Insurance)	1,840	72,754
Cintas Corp. (Textiles)	736	24,744
Circuit City Stores, Inc. (Retail)	1,840	7,728
CIT Group, Inc. (Diversified Financial Services)	2,208	53,058
Citigroup, Inc. (Diversified Financial Services)	56,672	1,668,424
Citizens Communications Co. (Telecommunications)	3,680	46,846
Clear Channel Communications, Inc. (Media)	5,520	190,550
CMS Energy Corp. (Electric)	2,576	44,771
Coca-Cola Co. (Beverages)	9,568	587,188

See accompanying notes to the financial statements.

2

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Large-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Coca-Cola Enterprises, Inc. (Beverages)	3,312	$86,211
Comcast Corp.—Special ClassA* (Media)	34,960	638,370
Comerica, Inc. (Banks)	1,840	80,095
Computer Sciences Corp.* (Computers)	1,840	91,025
Compuware Corp.* (Software)	1,840	16,339
ConAgra Foods, Inc. (Food)	5,520	131,321
Consolidated Edison, Inc. (Electric)	2,944	143,814
Constellation Brands, Inc.* (Beverages)	1,104	26,099
Convergys Corp.* (Commercial Services)	1,472	24,229
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	1,104	58,380
Corning, Inc. (Telecommunications)	13,248	317,820
Costco Wholesale Corp. (Retail)	2,576	179,702
Countrywide Credit Industries, Inc. (Diversified Financial Services)	6,624	59,219
Covidien, Ltd.ADR (Healthcare-Products)	5,520	244,481
CSX Corp. (Transportation)	4,784	210,400
CVS Corp. (Retail)	6,256	248,676
D.R. Horton, Inc. (Home Builders)	3,312	43,619
Dean Foods Co. (Food)	1,472	38,066
Deere & Co. (Machinery-Diversified)	1,840	171,341
Developers Diversified Realty Corp. (REIT)	1,472	56,363
Dillards, Inc.—Class A (Retail)	736	13,822
DIRECTV Group, Inc.* (Media)	4,784	110,606
Discover Financial Services (Diversified Financial Services)	2,576	38,846
Dominion Resources, Inc. (Electric)	6,624	314,309
Dover Corp. (Miscellaneous Manufacturing)	2,208	101,767
DTE Energy Co. (Electric)	1,840	80,886
Du Pont (Chemicals)	10,304	454,303
Duke Energy Corp. (Electric)	14,352	289,480
Dynegy, Inc.—Class A* (Electric)	5,520	39,413
E* TRADE Financial Corp.* (Diversified Financial Services)	4,784	16,983
Eastman Chemical Co. (Chemicals)	368	22,481
Eastman Kodak Co. (Miscellaneous Manufacturing)	3,312	72,433
Eaton Corp. (Miscellaneous Manufacturing)	1,104	107,033
Edison International (Electric)	3,680	196,402
El Paso Corp. (Pipelines)	8,096	139,575
Electronic Data Systems Corp. (Computers)	5,888	122,058
Eli Lilly & Co. (Pharmaceuticals)	7,360	392,950
Embarq Corp. (Telecommunications)	1,840	91,135
EMC Corp.* (Computers)	12,512	231,847
Emerson Electric Co. (Electrical Components & Equipment)	4,784	271,061
Ensco International, Inc. (Oil & Gas)	736	43,880
Entergy Corp. (Electric)	2,208	263,900
Equity Residential Properties Trust (REIT)	2,944	107,368
Exelon Corp. (Electric)	7,360	600,870
Family Dollar Stores, Inc. (Retail)	736	14,153
Fannie Mae (Diversified Financial Services)	6,624	264,828
FedEx Corp. (Transportation)	1,472	131,258
Fidelity National Information Services, Inc. (Software)	736	30,610
Fifth Third Bancorp (Banks)	5,888	147,965
First Horizon National Corp. (Banks)	1,472	26,717
FirstEnergy Corp. (Electric)	3,312	239,590
Fluor Corp. (Engineering & Construction)	368	53,625
Ford Motor Co.* (Auto Manufacturers)	23,920	160,982
Fortune Brands, Inc. (Household Products/Wares)	736	53,257
FPL Group, Inc. (Electric)	4,784	323,733
Freddie Mac (Diversified Financial Services)	7,360	250,755
Gannett Co., Inc. (Media)	2,576	100,464
General Electric Co. (Miscellaneous Manufacturing)	114,816	4,256,229
General Growth Properties, Inc. (REIT)	2,944	121,234
General Mills, Inc. (Food)	2,208	125,856
General Motors Corp. (Auto Manufacturers)	6,256	155,712
Genuine Parts Co. (Distribution/Wholesale)	1,840	85,192
Genworth Financial, Inc.—Class A (Diversified Financial Services)	5,152	131,118
Goodrich Corp. (Aerospace/Defense)	736	51,969
Harrah’s Entertainment, Inc. (Lodging)	1,472	130,640
Hartford Financial Services Group, Inc. (Insurance)	3,680	320,859
Hasbro, Inc. (Toys/Games/Hobbies)	1,840	47,067
Heinz (H.J.) Co. (Food)	3,680	171,782
Hercules, Inc. (Chemicals)	736	14,242
Hess Corp. (Oil & Gas)	1,472	148,466
Hewlett-Packard Co. (Computers)	15,456	780,219
Home Depot, Inc. (Retail)	9,568	257,762
Honeywell International, Inc. (Miscellaneous Manufacturing)	5,520	339,866
Host Marriott Corp. (REIT)	5,888	100,332
Hudson City Bancorp, Inc. (Savings & Loans)	2,944	44,219
Humana, Inc.* (Healthcare-Services)	736	55,428
Huntington Bancshares, Inc. (Banks)	4,048	59,748
IAC/InterActiveCorp* (Internet)	2,208	59,439
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	2,208	118,216
Ingersoll-Rand Co.—Class AADR (Miscellaneous Manufacturing)	1,840	85,505
Integrys Energy Group, Inc. (Electric)	736	38,044
Intel Corp. (Semiconductors)	28,704	765,249
International Business Machines Corp. (Computers)	4,416	477,370
International Flavors & Fragrances, Inc. (Chemicals)	368	17,712
International Paper Co. (Forest Products & Paper)	4,784	154,906
Interpublic Group of Cos., Inc.* (Advertising)	5,520	44,767
J.C. Penney Co., Inc. (Retail)	2,576	113,318
J.P. Morgan Chase & Co. (Diversified Financial Services)	38,272	1,670,573
Jabil Circuit, Inc. (Electronics)	2,208	33,716
Janus Capital Group, Inc. (Diversified Financial Services)	1,104	36,266
JDS Uniphase Corp.* (Telecommunications)	1,840	24,472
Johnson Controls, Inc. (Auto Parts & Equipment)	3,312	119,365
Jones Apparel Group, Inc. (Apparel)	1,104	17,653
Juniper Networks, Inc.* (Telecommunications)	2,944	97,741
KB Home (Home Builders)	736	15,898
KeyCorp (Banks)	4,416	103,555
Kimberly-Clark Corp. (Household Products/Wares)	2,576	178,620
Kimco Realty Corp. (REIT)	2,944	107,162
King Pharmaceuticals, Inc.* (Pharmaceuticals)	2,944	30,147
KLA-Tencor Corp. (Semiconductors)	1,104	53,169
Kraft Foods, Inc. (Food)	17,664	576,376
Kroger Co. (Food)	7,728	206,415
Legg Mason, Inc. (Diversified Financial Services)	736	53,838
Leggett & Platt, Inc. (Miscellaneous Manufacturing)	1,840	32,090
Lehman Brothers Holdings, Inc. (Diversified Financial Services)	5,888	385,311
Lennar Corp.—Class A (Home Builders)	1,472	26,334
Limited, Inc. (Retail)	3,680	69,662
Lincoln National Corp. (Insurance)	2,944	171,400
Linear Technology Corp. (Semiconductors)	1,104	35,140
Liz Claiborne, Inc. (Apparel)	1,104	22,466
Loews Corp. (Insurance)	5,152	259,352
LSI Logic Corp.* (Semiconductors)	8,096	42,990
M&T Bank Corp. (Banks)	736	60,036
Macy’s, Inc. (Retail)	4,784	123,762
Manitowoc Co. (Machinery-Diversified)	368	17,969
Marathon Oil Corp. (Oil & Gas)	3,312	201,568
Marriott International, Inc.—Class A (Lodging)	1,472	50,313
Marsh & McLennan Cos., Inc. (Insurance)	5,888	155,855
Marshall & Ilsley Corp. (Banks)	2,944	77,957

See accompanying notes to the financial statements.

3

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Large-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Masco Corp. (Building Materials)	4,048	$87,477
Mattel, Inc. (Toys/Games/Hobbies)	4,048	77,074
MBIA, Inc. (Insurance)	1,472	27,423
McCormick & Co., Inc. (Food)	736	27,902
McDonald’s Corp. (Retail)	6,992	411,899
McKesson Corp. (Commercial Services)	3,312	216,969
MeadWestvaco Corp. (Forest Products & Paper)	2,208	69,110
Medco Health Solutions, Inc.* (Pharmaceuticals)	1,840	186,576
Merck & Co., Inc. (Pharmaceuticals)	16,192	940,917
Merrill Lynch & Co., Inc. (Diversified Financial Services)	9,568	513,610
MetLife, Inc. (Insurance)	8,464	521,552
MGIC Investment Corp. (Insurance)	368	8,254
Microchip Technology, Inc. (Semiconductors)	2,576	80,938
Micron Technology, Inc.* (Semiconductors)	8,464	61,364
Millipore Corp.* (Biotechnology)	368	26,930
Molex, Inc. (Electrical Components & Equipment)	1,472	40,186
Molson Coors Brewing Co.—ClassB (Beverages)	1,472	75,985
Monsanto Co. (Agriculture)	2,944	328,815
Monster Worldwide, Inc.* (Internet)	1,104	35,770
Morgan Stanley Dean Witter & Co. (Diversified Financial Services)	12,144	644,968
Mylan Laboratories, Inc. (Pharmaceuticals)	1,104	15,522
Nabors Industries, Ltd.ADR* (Oil & Gas)	736	20,159
National City Corp. (Banks)	7,360	121,146
National-Oilwell Varco, Inc.* (Oil & Gas Services)	1,472	108,133
Newell Rubbermaid, Inc. (Housewares)	3,312	85,715
Newmont Mining Corp. (Mining)	2,576	125,786
News Corp.—Class A (Media)	13,616	278,992
Nicor, Inc. (Gas)	368	15,585
NiSource, Inc. (Electric)	2,944	55,612
Noble Corp. ADR (Oil & Gas)	1,104	62,387
Noble Energy, Inc. (Oil & Gas)	1,104	87,790
Nordstrom, Inc. (Retail)	736	27,033
Norfolk Southern Corp. (Transportation)	4,416	222,743
Northern Trust Corp. (Banks)	1,104	84,544
Northrop Grumman Corp. (Aerospace/Defense)	3,680	289,395
Novell, Inc.* (Software)	2,576	17,697
Novellus Systems, Inc.* (Semiconductors)	736	20,292
Occidental Petroleum Corp. (Oil & Gas)	3,680	283,323
Office Depot, Inc.* (Retail)	2,944	40,951
OfficeMax, Inc. (Retail)	736	15,206
PACCAR, Inc. (Auto Manufacturers)	1,472	80,195
Pall Corp. (Miscellaneous Manufacturing)	736	29,676
Parker Hannifin Corp. (Miscellaneous Manufacturing)	736	55,428
Paychex, Inc. (Commercial Services)	1,472	53,316
Peabody Energy Corp. (Coal)	1,472	90,734
Pepco Holdings, Inc. (Electric)	2,208	64,761
PerkinElmer, Inc. (Electronics)	1,104	28,726
Pfizer, Inc. (Pharmaceuticals)	77,648	1,764,939
PG&E Corp. (Electric)	4,048	174,428
Pinnacle West Capital Corp. (Electric)	1,104	46,821
Plum Creek Timber Co., Inc. (Forest Products & Paper)	1,104	50,828
PNC Financial Services Group (Banks)	4,048	265,751
PPG Industries, Inc. (Chemicals)	1,840	129,223
PPL Corp. (Electric)	4,048	210,860
Praxair, Inc. (Chemicals)	1,104	97,936
Precision Castparts Corp. (Metal Fabricate/Hardware)	736	102,083
Principal Financial Group, Inc. (Insurance)	1,840	126,666
Procter & Gamble Co. (Cosmetics/Personal Care)	11,408	837,575
Progress Energy, Inc. (Electric)	2,944	142,578
ProLogis (REIT)	1,840	116,619
Prudential Financial, Inc. (Insurance)	2,944	273,910
Public Service Enterprise Group, Inc. (Electric)	2,944	289,219
Public Storage, Inc. (REIT)	1,472	108,060
Pulte Homes, Inc. (Home Builders)	1,104	11,636
Qwest Communications International, Inc.* (Telecommunications)	17,664	123,825
R.R. Donnelley & Sons Co. (Commercial Services)	2,576	97,218
RadioShack Corp. (Retail)	736	12,409
Range Resources Corp. (Oil & Gas)	736	37,801
Raytheon Co. (Aerospace/Defense)	4,784	290,389
Regions Financial Corp. (Banks)	7,728	182,767
Reynolds American, Inc. (Agriculture)	1,840	121,366
Robert Half International, Inc. (Commercial Services)	1,104	29,852
Rohm & Haas Co. (Chemicals)	1,472	78,119
Rowan Cos., Inc. (Oil & Gas)	1,104	43,564
Ryder System, Inc. (Transportation)	736	34,599
Safeway, Inc. (Food)	5,152	176,250
Sara Lee Corp. (Food)	8,096	130,022
Schering-Plough Corp. (Pharmaceuticals)	12,512	333,320
Sealed Air Corp. (Packaging & Containers)	1,840	42,578
Sempra Energy (Gas)	2,944	182,175
Sherwin-Williams Co. (Chemicals)	368	21,359
Simon Property Group, Inc. (REIT)	2,576	223,751
Snap-on, Inc. (Hand/Machine Tools)	736	35,505
Southern Co. (Electric)	8,464	327,980
Southwest Airlines Co. (Airlines)	8,464	103,261
Sovereign Bancorp, Inc. (Savings & Loans)	4,048	46,147
Spectra Energy Corp. (Pipelines)	7,360	190,035
Sprint Corp. (Telecommunications)	32,384	425,202
Staples, Inc. (Retail)	2,576	59,428
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	1,104	48,609
State Street Corp. (Banks)	2,208	179,290
Sun Microsystems, Inc.* (Computers)	9,568	173,468
SunTrust Banks, Inc. (Banks)	4,048	252,960
SuperValu, Inc. (Food)	2,576	96,652
Sysco Corp. (Food)	2,944	91,882
T. Rowe Price Group, Inc. (Diversified Financial Services)	1,472	89,615
Target Corp. (Retail)	4,048	202,400
TECO Energy, Inc. (Electric)	2,576	44,333
Tellabs, Inc.* (Telecommunications)	5,152	33,694
Tenet Healthcare Corp.* (Healthcare-Services)	5,520	28,042
Teradata Corp.* (Computers)	1,104	30,261
Teradyne, Inc.* (Semiconductors)	1,840	19,026
Tesoro Petroleum Corp. (Oil & Gas)	736	35,107
Texas Instruments, Inc. (Semiconductors)	6,624	221,242
Textron, Inc. (Miscellaneous Manufacturing)	1,840	131,192
The Charles Schwab Corp. (Diversified Financial Services)	5,888	150,438
The Dow Chemical Co. (Chemicals)	10,672	420,690
The E.W. Scripps Co.—Class A (Media)	368	16,564
The Gap, Inc. (Retail)	2,208	46,986
The Goldman Sachs Group, Inc. (Diversified Financial Services)	1,472	316,554
The New York Times Co.—Class A (Media)	1,472	25,804
The Stanley Works (Hand/Machine Tools)	1,104	53,522
The Travelers Companies, Inc. (Insurance)	7,360	395,968
The Williams Cos., Inc. (Pipelines)	6,624	237,007
Thermo Electron Corp.* (Electronics)	2,576	148,584
Tiffany & Co. (Retail)	736	33,878
Time Warner, Inc. (Media)	41,216	680,476
Torchmark Corp. (Insurance)	368	22,275
Tyco Electronics, Ltd.ADR (Electronics)	5,520	204,958
Tyco International, Ltd.ADR (Miscellaneous Manufacturing)	5,520	218,868
Tyson Foods, Inc.—Class A (Food)	2,944	45,132
U.S. Bancorp (Banks)	19,504	619,057
Union Pacific Corp. (Transportation)	2,944	369,825
Unisys Corp.* (Computers)	4,048	19,147

See accompanying notes to the financial statements.

4

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Large-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

United Parcel Service, Inc.—Class B (Transportation)	5,152	$364,349
United Technologies Corp. (Aerospace/Defense)	4,048	309,834
UnumProvident Corp. (Insurance)	4,048	96,302
V.F. Corp. (Apparel)	1,104	75,801
VeriSign, Inc.* (Internet)	1,472	55,362
Verizon Communications, Inc. (Telecommunications)	32,752	1,430,935
Viacom, Inc.—ClassB* (Media)	4,416	193,951
Vornado Realty Trust (REIT)	1,472	129,462
Vulcan Materials Co. (Building Materials)	736	58,210
W.W. Grainger, Inc. (Distribution/Wholesale)	368	32,207
Wachovia Corp. (Banks)	22,448	853,697
Wal-Mart Stores, Inc. (Retail)	11,408	542,222
Walgreen Co. (Retail)	3,680	140,134
Walt Disney Co. (Media)	12,512	403,887
Washington Mutual, Inc. (Savings & Loans)	9,936	135,229
Washington Post Co.—ClassB (Media)	368	291,246
Waste Management, Inc. (Environmental Control)	5,888	192,361
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	736	19,975
Weatherford International, Ltd.ADR* (Oil & Gas Services)	1,472	100,979
WellPoint, Inc.* (Healthcare-Services)	3,312	290,562
Wells Fargo & Co. (Banks)	38,272	1,155,432
Wendy’s International, Inc. (Retail)	1,104	28,527
Weyerhaeuser Co. (Forest Products & Paper)	2,208	162,818
Whirlpool Corp. (Home Furnishings)	736	60,080
Whole Foods Market, Inc. (Food)	736	30,029
Windstream Corp. (Telecommunications)	5,520	71,870
Wyeth (Pharmaceuticals)	4,784	211,405
Wyndham Worldwide Corp. (Lodging)	1,840	43,350
Xcel Energy, Inc. (Electric)	4,784	107,975
Xerox Corp.* (Office/Business Equipment)	3,312	53,621
Xilinx, Inc. (Semiconductors)	1,472	32,193
XL Capital, Ltd.—Class AADR (Insurance)	2,208	111,084
Zions Bancorp (Banks)	1,104	51,546

TOTAL COMMON STOCKS
(Cost $61,690,222)		71,331,067

TOTAL INVESTMENT SECURITIES
(Cost $61,690,222)—100.6%		71,331,067
Net other assets (liabilities)—(0.6)%		(393,946)

NET ASSETS—100.0%		$70,937,121

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Large-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.1%
Aerospace/Defense	1.9%
Agriculture	3.5%
Airlines	0.1%
Apparel	0.1%
Auto Manufacturers	0.5%
Auto Parts & Equipment	0.2%
Banks	10.3%
Beverages	1.0%
Biotechnology	NM
Building Materials	0.2%
Chemicals	1.8%
Coal	0.1%
Commercial Services	0.5%
Computers	2.6%
Cosmetics/Personal Care	1.2%
Distribution/Wholesale	0.1%
Diversified Financial Services	9.8%
Electric	6.6%
Electrical Components & Equipment	0.5%
Electronics	0.7%
Engineering & Construction	0.1%
Environmental Control	0.4%
Food	2.5%
Forest Products & Paper	0.6%
Gas	0.3%
Hand/Machine Tools	0.2%
Healthcare-Products	0.6%
Healthcare-Services	0.7%
Home Builders	0.2%
Home Furnishings	0.1%
Household Products/Wares	0.5%
Housewares	0.1%
Insurance	6.4%
Internet	0.3%
Investment Companies	0.1%
Iron/Steel	0.1%
Leisure Time	0.3%
Lodging	0.5%
Machinery-Diversified	0.2%
Media	4.5%
Metal Fabricate/Hardware	0.1%
Mining	0.7%
Miscellaneous Manufacturing	8.2%
Office/Business Equipment	0.1%
Oil & Gas	3.0%
Oil & Gas Services	0.3%
Packaging & Containers	0.1%
Pharmaceuticals	7.5%
Pipelines	0.8%
REIT	2.1%
Retail	3.8%
Savings & Loans	0.4%
Semiconductors	2.5%
Software	0.3%
Telecommunications	8.0%
Textiles	NM
Toys/Games/Hobbies	0.2%
Transportation	2.0%
Other**	(0.6)%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.

5

PROFUNDS VP
ProFund VP Large-Cap Value

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $61,690,222)	$71,331,067
Dividends and interest receivable	137,446
Receivable for capital shares issued	679
Receivable for investments sold	88,576
Prepaid expenses	363

Total Assets	71,558,131

Liabilities:
Cash overdraft	108,999
Payable for capital shares redeemed	395,666
Advisory fees payable	34,474
Management services fees payable	4,596
Administration fees payable	1,892
Administrative services fees payable	20,970
Distribution fees payable	15,753
Trustee fees payable	12
Transfer agency fees payable	4,338
Fund accounting fees payable	2,920
Compliance services fees payable	1,720
Other accrued expenses	29,670

Total Liabilities	621,010

Net Assets	$70,937,121

Net Assets consist of:
Capital	$59,387,910
Accumulated net investment income (loss)	894,434
Accumulated net realized gains (losses) on investments	1,013,932
Net unrealized appreciation (depreciation) on investments	9,640,845

Net Assets	$70,937,121

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,895,055

Net Asset Value (offering and redemption price per share)	$37.43

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$2,776,954
Interest	9,129

Total Investment Income	2,786,083

Expenses:
Advisory fees	870,390
Management services fees	174,079
Administration fees	36,234
Transfer agency fees	38,650
Administrative services fees	399,238
Distribution fees	290,130
Custody fees	56,558
Fund accounting fees	54,167
Trustee fees	1,959
Compliance services fees	2,032
Other fees	70,742

Total Gross Expenses before reductions	1,994,179
Less Expenses reduced by the Advisor	(102,530)

Total Net Expenses	1,891,649

Net Investment Income (Loss)	894,434

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	5,841,903
Net realized gains (losses) on futures contracts	(2,883)
Change in net unrealized appreciation/depreciation on investments	(5,879,431)

Net Realized and Unrealized Gains (Losses) on Investments	(40,411)

Change in Net Assets Resulting from Operations	$854,023

See accompanying notes to the financial statements.

6

PROFUNDS VP
ProFund VP Large-Cap Value

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$894,434	$581,367
Net realized gains (losses) on investments	5,839,020	3,254,527
Change in net unrealized appreciation/depreciation on investments	(5,879,431)	12,206,799

Change in net assets resulting from operations	854,023	16,042,693

Distributions to Shareholders From:
Net investment income	(581,367)	(151,819)
Net realized gains on investments	(5,135,429)	(1,297,656)

Change in net assets resulting from distributions	(5,716,796)	(1,449,475)

Capital Transactions:
Proceeds from shares issued	316,994,736	332,069,125
Dividends reinvested	5,716,796	1,449,475
Value of shares redeemed	(403,695,562)	(270,450,246)

Change in net assets resulting from capital transactions	(80,984,030)	63,068,354

Change in net assets	(85,846,803)	77,661,572
Net Assets:
Beginning of period	156,783,924	79,122,352

End of period	$70,937,121	$156,783,924

Accumulated net investment income (loss)	$894,434	$581,367

Share Transactions:
Issued	7,782,301	8,936,447
Reinvested	147,644	39,420
Redeemed	(9,952,252)	(7,368,021)

Change in shares	(2,022,307)	1,607,846

See accompanying notes to the financial statements.

7

PROFUNDS VP
ProFund VP Large-Cap Value

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the period
	year ended	year ended	year ended	May 3, 2004 through
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004(a)

Net Asset Value, Beginning of Period	$40.02	$34.26	$33.48	$30.00

Investment Activities:
Net investment income (loss)(b)	0.32	0.24	0.13	—	(c)
Net realized and unrealized gains (losses) on investments	(0.16)	6.09	0.94	3.48

Total income (loss) from investment activities	0.16	6.33	1.07	3.48

Distributions to Shareholders From:
Net investment income	(0.28)	(0.06)	— (c)	—
Net realized gains on investments	(2.47)	(0.51)	(0.29)	—

Total distributions	(2.75)	(0.57)	(0.29)	—

Net Asset Value, End of Period	$37.43	$40.02	$34.26	$33.48

Total Return	0.15%	18.67%	3.21%	11.60	%(d)

Ratios to Average Net Assets:
Gross expenses (e)	1.72%	1.74%	2.00%	2.04%
Net expenses (e)	1.63%	1.70%	1.98%	1.98%
Net investment income (loss)(e)	0.77%	0.66%	0.40%	(0.01)%

Supplemental Data:
Net assets, end of period (000’s)	$70,937	$156,784	$79,122	$4,922
Portfolio turnover rate(f)	250%	277%	499%	1,352	%(d)

(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not Annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

8

ProFund VP Large-Cap Growth

The ProFund VP Large-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Growth Index.1 For the year ended December 31, 2007, the Fund had a total return of 6.96%, compared to a total return of 9.25%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500/Citigroup Growth Index is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have growth characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P 500/Barra Growth Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Apple Inc (+133.47%), Schlumberger Ltd (+57.10%), and Google (+50.17%), while the bottom three performers in this group were Cisco Systems (–0.95%), Johnson and Johnson (+3.61%), and Proctor and Gamble (+16.63%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Large-Cap Growth from May 3, 2004 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07		Expense Ratios*

	Inception Date	1 Year	Since Inception	Gross	Net

ProFund VP Large-Cap Growth	5/3/04	6.96%	6.05%	1.71%	1.63%

S&P 500/Citigroup Growth Index[4]	5/3/04	9.25%	8.20%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P 500/Barra Growth Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4 The S&P 500/Barra Growth Index represents performance from May 3, 2004 to December 16, 2005 and the S&P 500/Citigroup Growth Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

9

PROFUNDS VP ProFund VP Large-Cap Growth

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Large-Cap Growth seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P 500/Citigroup Growth Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
Largest Equity Holdings
Company	% of Net Assets

Exxon Mobil Corp.	7.7%
Microsoft Corp.	4.3%
Johnson & Johnson	2.9%
Apple Computer, Inc.	2.7%
Cisco Systems, Inc.	2.5%

S&P 500/Citigroup Growth Index - Composition
% of Index

Consumer Non-Cyclical	23%
Energy	21%
Technology	18%
Communications	10%
Industrial	9%
Consumer Cyclical	8%
Financial	7%
Basic Materials	3%
Utilities	1%

PROFUNDS VP ProFund VP Large-Cap Growth	Schedule of Portfolio Investments December 31, 2007

Common Stocks (100.2%)
	Shares	Value

3M Co. (Miscellaneous Manufacturing)	5,759	$485,599
Abbott Laboratories (Pharmaceuticals)	8,860	497,489
Abercrombie & Fitch Co.—Class A (Retail)	886	70,853
Adobe Systems, Inc.* (Software)	6,645	283,941
Advanced Micro Devices, Inc.* (Semiconductors)	1,772	13,290
Aetna, Inc. (Healthcare-Services)	3,101	179,021
Affiliated Computer Services, Inc.—Class A* (Computers)	886	39,959
AFLAC, Inc. (Insurance)	3,544	221,961
Agilent Technologies, Inc.* (Electronics)	1,329	48,827
Air Products & Chemicals, Inc. (Chemicals)	886	87,386
Akamai Technologies, Inc.* (Internet)	1,772	61,311
Allegheny Energy, Inc. (Electric)	443	28,179
Allegheny Technologies, Inc. (Iron/Steel)	443	38,275
Allergan, Inc. (Pharmaceuticals)	2,215	142,292
Altera Corp. (Semiconductors)	2,215	42,794
Amazon.com, Inc.* (Internet)	3,544	328,316
American Express Co. (Diversified Financial Services)	13,290	691,346
American International Group, Inc. (Insurance)	13,733	800,634
American Tower Corp.* (Telecommunications)	1,329	56,615
Amgen, Inc.* (Biotechnology)	12,404	576,042
Anadarko Petroleum Corp. (Oil & Gas)	2,658	174,604
Analog Devices, Inc. (Semiconductors)	1,772	56,172
Anheuser-Busch Cos., Inc. (Beverages)	8,417	440,546
AON Corp. (Insurance)	1,329	63,380
Apache Corp. (Oil & Gas)	3,987	428,762
Apollo Group, Inc.—Class A* (Commercial Services)	1,772	124,306
Apple Computer, Inc.* (Computers)	10,189	2,018,237
Applera Corp.—Applied Biosystems Group (Electronics)	1,329	45,080
Applied Materials, Inc. (Semiconductors)	5,316	94,412
Archer-Daniels-Midland Co. (Agriculture)	3,101	143,979
Autodesk, Inc.* (Software)	2,658	132,262
Automatic Data Processing, Inc. (Software)	3,101	138,088
AutoZone, Inc.* (Retail)	443	53,120
Avon Products, Inc. (Cosmetics/Personal Care)	4,873	192,630
Baker Hughes, Inc. (Oil & Gas Services)	3,544	287,418
Ball Corp. (Packaging & Containers)	1,329	59,805
Bard (C.R.), Inc. (Healthcare-Products)	1,329	125,989
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	1,329	70,570
Baxter International, Inc. (Healthcare-Products)	4,430	257,162
Becton, Dickinson & Co. (Healthcare-Products)	2,658	222,156
Bed Bath & Beyond, Inc.* (Retail)	3,101	91,138
Best Buy Co., Inc. (Retail)	3,987	209,916
Biogen Idec, Inc.* (Biotechnology)	3,544	201,724
BJ Services Co. (Oil & Gas Services)	3,544	85,977
Black & Decker Corp. (Hand/Machine Tools)	886	61,710
BMC Software, Inc.* (Software)	2,215	78,943
Boeing Co. (Aerospace/Defense)	3,987	348,703
Boston Scientific Corp.* (Healthcare-Products)	8,860	103,042
Broadcom Corp.—Class A* (Semiconductors)	2,215	57,900
Brown-Forman Corp. (Beverages)	443	32,831
Burlington Northern Santa Fe Corp. (Transportation)	1,772	147,484
C.H. Robinson Worldwide, Inc. (Transportation)	1,772	95,901
CA, Inc. (Software)	1,772	44,211
Campbell Soup Co. (Food)	2,658	94,970
Caterpillar, Inc. (Machinery-Construction & Mining)	7,088	514,305
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	2,215	47,733
Celgene Corp.* (Biotechnology)	4,430	204,710
Chesapeake Energy Corp. (Oil & Gas)	5,316	208,387
ChevronTexaco Corp. (Oil & Gas)	13,733	1,281,701
CIGNA Corp. (Insurance)	1,772	95,210
Cintas Corp. (Textiles)	886	29,787
Cisco Systems, Inc.* (Telecommunications)	69,551	1,882,746
Citrix Systems, Inc.* (Software)	2,215	84,192
Clorox Co. (Household Products/Wares)	1,772	115,481
CME Group, Inc. (Diversified Financial Services)	443	303,898
Coach, Inc.* (Apparel)	4,430	135,469
Coca-Cola Co. (Beverages)	13,290	815,607
Cognizant Technology Solutions Corp.* (Computers)	3,544	120,283
Colgate-Palmolive Co. (Cosmetics/Personal Care)	5,759	448,972
Commerce Bancorp, Inc. (Banks)	2,215	84,480
Compuware Corp.* (Software)	1,772	15,735
ConocoPhillips (Oil & Gas)	18,163	1,603,793
CONSOL Energy, Inc. (Coal)	2,215	158,417
Constellation Brands, Inc.* (Beverages)	886	20,945
Constellation Energy Group, Inc. (Electric)	2,215	227,104
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	886	46,852
Corning, Inc. (Telecommunications)	4,873	116,903

See accompanying notes to the financial statements.

10

PROFUNDS VP ProFund VP Large-Cap Growth	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Costco Wholesale Corp. (Retail)	2,215	$154,518
Coventry Health Care, Inc.* (Healthcare-Services)	1,772	104,991
Cummins, Inc. (Machinery-Diversified)	1,329	169,275
CVS Corp. (Retail)	10,632	422,622
Danaher Corp. (Miscellaneous Manufacturing)	3,101	272,082
Darden Restaurants, Inc. (Retail)	1,772	49,102
Deere & Co. (Machinery-Diversified)	3,101	288,765
Dell, Inc.* (Computers)	25,694	629,760
Devon Energy Corp. (Oil & Gas)	5,316	472,646
DIRECTV Group, Inc.* (Media)	3,101	71,695
Discover Financial Services (Diversified Financial Services)	3,101	46,763
Eastman Chemical Co. (Chemicals)	443	27,063
Eaton Corp. (Miscellaneous Manufacturing)	886	85,898
eBay, Inc.* (Internet)	12,847	426,392
Ecolab, Inc. (Chemicals)	2,215	113,430
Electronic Arts, Inc.* (Software)	3,544	207,005
Eli Lilly & Co. (Pharmaceuticals)	3,987	212,866
EMC Corp.* (Computers)	11,075	205,220
Emerson Electric Co. (Electrical Components & Equipment)	4,430	251,004
Ensco International, Inc. (Oil & Gas)	886	52,823
EOG Resources, Inc. (Oil & Gas)	2,658	237,227
Equifax, Inc. (Commercial Services)	1,329	48,322
Expedia, Inc.* (Internet)	2,215	70,038
Expeditors International of Washington, Inc. (Transportation)	2,658	118,759
Express Scripts, Inc.* (Pharmaceuticals)	3,101	226,373
Exxon Mobil Corp. (Oil & Gas)	62,463	5,852,158
Family Dollar Stores, Inc. (Retail)	886	17,038
Fannie Mae (Diversified Financial Services)	4,873	194,823
Federated Investors, Inc.—Class B (Diversified Financial Services)	886	36,468
FedEx Corp. (Transportation)	2,215	197,512
Fidelity National Information Services, Inc. (Software)	886	36,849
Fiserv, Inc.* (Software)	1,772	98,328
Fluor Corp. (Engineering & Construction)	443	64,554
Forest Laboratories, Inc.* (Pharmaceuticals)	3,544	129,179
Fortune Brands, Inc. (Household Products/Wares)	886	64,111
Franklin Resources, Inc. (Diversified Financial Services)	1,772	202,770
Freeport-McMoRan Copper & Gold, Inc.—Class B (Mining)	4,430	453,809
GameStop Corp.—Class A* (Retail)	1,772	110,059
General Dynamics Corp. (Aerospace/Defense)	4,430	394,226
General Mills, Inc. (Food)	1,772	101,004
Genzyme Corp.* (Biotechnology)	3,101	230,838
Gilead Sciences, Inc.* (Pharmaceuticals)	10,632	489,178
Goodrich Corp. (Aerospace/Defense)	443	31,280
Google, Inc.—Class A* (Internet)	2,658	1,837,954
H & R Block, Inc. (Commercial Services)	3,544	65,812
Halliburton Co. (Oil & Gas Services)	10,189	386,265
Harley-Davidson, Inc. (Leisure Time)	2,658	124,155
Harman International Industries, Inc. (Home Furnishings)	886	65,307
Harrah’s Entertainment, Inc. (Lodging)	886	78,633
Hercules, Inc. (Chemicals)	443	8,572
Hess Corp. (Oil & Gas)	1,772	178,724
Hewlett-Packard Co. (Computers)	13,733	693,242
Home Depot, Inc. (Retail)	9,746	262,557
Honeywell International, Inc. (Miscellaneous Manufacturing)	3,101	190,929
Hospira, Inc.* (Pharmaceuticals)	1,772	75,558
Hudson City Bancorp, Inc. (Savings & Loans)	3,101	46,577
Humana, Inc.* (Healthcare-Services)	1,329	100,087
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	2,658	142,309
IMS Health, Inc. (Software)	2,215	51,034
Ingersoll-Rand Co.—Class AADR (Miscellaneous Manufacturing)	1,329	61,759
Intel Corp. (Semiconductors)	38,098	1,015,693
IntercontinentalExchange, Inc.* (Diversified Financial Services)	886	170,555
International Business Machines Corp. (Computers)	11,075	1,197,207
International Flavors & Fragrances, Inc. (Chemicals)	443	21,322
International Game Technology (Entertainment)	3,544	155,688
Intuit, Inc.* (Software)	3,987	126,029
ITT Industries, Inc. (Miscellaneous Manufacturing)	2,215	146,279
Jacobs Engineering Group, Inc.* (Engineering & Construction)	1,329	127,066
Janus Capital Group, Inc. (Diversified Financial Services)	886	29,105
JDS Uniphase Corp.* (Telecommunications)	443	5,892
Johnson & Johnson (Healthcare-Products)	32,782	2,186,559
Johnson Controls, Inc. (Auto Parts & Equipment)	3,544	127,726
Juniper Networks, Inc.* (Telecommunications)	3,101	102,953
Kellogg Co. (Food)	3,101	162,585
Kimberly-Clark Corp. (Household Products/Wares)	2,215	153,588
KLA-Tencor Corp. (Semiconductors)	886	42,670
Kohls Corp.* (Retail)	3,544	162,315
L-3 Communications Holdings, Inc. (Aerospace/Defense)	1,329	140,794
Laboratory Corp. of America Holdings* (Healthcare-Services)	1,329	100,379
Legg Mason, Inc. (Diversified Financial Services)	886	64,811
Leucadia National Corp. (Holding Companies-Diversified)	1,772	83,461
Lexmark International, Inc.—Class A* (Computers)	886	30,886
Linear Technology Corp. (Semiconductors)	1,329	42,302
Lockheed Martin Corp. (Aerospace/Defense)	3,987	419,672
Lowe’s Cos., Inc. (Retail)	16,834	380,785
Manitowoc Co. (Machinery-Diversified)	886	43,263
Marathon Oil Corp. (Oil & Gas)	4,873	296,571
Marriott International, Inc.—Class A (Lodging)	2,215	75,709
McCormick & Co., Inc. (Food)	886	33,588
McDonald’s Corp. (Retail)	6,645	391,457
McGraw-Hill Cos., Inc. (Media)	3,987	174,670
Medco Health Solutions, Inc.* (Pharmaceuticals)	1,329	134,761
Medtronic, Inc. (Healthcare-Products)	12,847	645,819
MEMC Electronic Materials, Inc.* (Semiconductors)	2,658	235,206
Merck & Co., Inc. (Pharmaceuticals)	8,417	489,112
Meredith Corp. (Media)	443	24,356
MGIC Investment Corp. (Insurance)	443	9,936
Microsoft Corp. (Software)	92,144	3,280,326
Millipore Corp.* (Biotechnology)	443	32,419
Monsanto Co. (Agriculture)	3,101	346,351
Monster Worldwide, Inc.* (Internet)	443	14,353
Moody’s Corp. (Commercial Services)	2,658	94,891
Motorola, Inc. (Telecommunications)	26,137	419,237
Murphy Oil Corp. (Oil & Gas)	2,215	187,921
Mylan Laboratories, Inc. (Pharmaceuticals)	2,215	31,143
Nabors Industries, Ltd.ADR* (Oil & Gas)	2,215	60,669
National Semiconductor Corp. (Semiconductors)	2,658	60,177
National-Oilwell Varco, Inc.* (Oil & Gas Services)	2,658	195,257
Network Appliance, Inc.* (Computers)	3,987	99,516
Newmont Mining Corp. (Mining)	2,658	129,790
News Corp.—Class A (Media)	12,847	263,235
NIKE, Inc.—Class B (Apparel)	4,430	284,583
Noble Corp.ADR (Oil & Gas)	1,772	100,136

See accompanying notes to the financial statements.

11

PROFUNDS VP ProFund VP Large-Cap Growth	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Noble Energy, Inc. (Oil & Gas)	886	$70,455
Nordstrom, Inc. (Retail)	1,329	48,814
Northern Trust Corp. (Banks)	886	67,850
Novell, Inc.* (Software)	1,329	9,130
Novellus Systems, Inc.* (Semiconductors)	443	12,214
Nucor Corp. (Iron/Steel)	3,101	183,641
NVIDIA Corp.* (Semiconductors)	6,202	210,992
NYSE Euronext (Diversified Financial Services)	3,101	272,175
Occidental Petroleum Corp. (Oil & Gas)	5,759	443,385
Omnicom Group, Inc. (Advertising)	3,544	168,446
Oracle Corp.* (Software)	45,186	1,020,300
PACCAR, Inc. (Auto Manufacturers)	2,658	144,808
Pactiv Corp.* (Packaging & Containers)	1,329	35,391
Pall Corp. (Miscellaneous Manufacturing)	886	35,724
Parker Hannifin Corp. (Miscellaneous Manufacturing)	886	66,725
Patterson Cos., Inc.* (Healthcare-Products)	1,772	60,159
Paychex, Inc. (Commercial Services)	2,658	96,273
Peabody Energy Corp. (Coal)	1,329	81,920
PepsiCo, Inc. (Beverages)	18,606	1,412,195
PerkinElmer, Inc. (Electronics)	443	11,527
Pitney Bowes, Inc. (Office/Business Equipment)	2,658	101,110
Plum Creek Timber Co., Inc. (Forest Products & Paper)	886	40,791
Polo Ralph Lauren Corp. (Apparel)	886	54,746
Praxair, Inc. (Chemicals)	2,658	235,791
Precision Castparts Corp. (Metal Fabricate/Hardware)	886	122,888
Principal Financial Group, Inc. (Insurance)	1,329	91,488
Procter & Gamble Co. (Cosmetics/Personal Care)	24,365	1,788,878
Progressive Corp. (Insurance)	7,974	152,782
ProLogis (REIT)	1,329	84,232
Prudential Financial, Inc. (Insurance)	2,215	206,084
Pulte Homes, Inc. (Home Builders)	1,329	14,008
QLogic Corp.* (Semiconductors)	1,772	25,162
Qualcomm, Inc. (Telecommunications)	18,606	732,146
Quest Diagnostics, Inc. (Healthcare-Services)	1,772	93,739
Questar Corp. (Pipelines)	1,772	95,865
RadioShack Corp. (Retail)	886	14,938
Range Resources Corp. (Oil & Gas)	1,329	68,257
Robert Half International, Inc. (Commercial Services)	886	23,957
Rockwell Collins, Inc. (Aerospace/Defense)	1,772	127,531
Rockwell International Corp. (Machinery-Diversified)	1,772	122,197
SAFECO Corp. (Insurance)	886	49,332
SanDisk Corp.* (Computers)	2,658	88,166
Schering-Plough Corp. (Pharmaceuticals)	6,202	165,221
Schlumberger, Ltd.ADR (Oil & Gas Services)	13,733	1,350,915
Sears Holdings Corp.* (Retail)	886	90,416
Sherwin-Williams Co. (Chemicals)	886	51,423
Sigma-Aldrich Corp. (Chemicals)	1,329	72,563
SLM Corp. (Diversified Financial Services)	4,873	98,142
Smith International, Inc. (Oil & Gas Services)	2,215	163,578
St. Jude Medical, Inc.* (Healthcare-Products)	3,987	162,032
Staples, Inc. (Retail)	5,316	122,640
Starbucks Corp.* (Retail)	8,417	172,296
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	886	39,011
State Street Corp. (Banks)	2,215	179,858
Stryker Corp. (Healthcare-Products)	2,658	198,606
Sunoco, Inc. (Oil & Gas)	1,329	96,273
Symantec Corp.* (Internet)	9,746	157,300
Sysco Corp. (Food)	3,987	124,434
T. Rowe Price Group, Inc. (Diversified Financial Services)	1,772	107,879
Target Corp. (Retail)	5,316	265,800
Teradata Corp.* (Computers)	886	24,285
Terex Corp.* (Machinery-Construction & Mining)	1,329	87,143
Tesoro Petroleum Corp. (Oil & Gas)	886	42,262
Texas Instruments, Inc. (Semiconductors)	9,303	310,720
Textron, Inc. (Miscellaneous Manufacturing)	1,329	94,758
The AES Corp.* (Electric)	7,531	161,088
The Charles Schwab Corp. (Diversified Financial Services)	4,430	113,187
The E.W. Scripps Co.—Class A (Media)	443	19,939
The Estee Lauder Cos., Inc.—Class A (Cosmetics/Personal Care)	1,329	57,958
The Gap, Inc. (Retail)	3,101	65,989
The Goldman Sachs Group, Inc. (Diversified Financial Services)	3,101	666,870
The Goodyear Tire & Rubber Co.* (Auto Parts & Equipment)	2,658	75,009
The Hershey Co. (Food)	1,772	69,817
The Pepsi Bottling Group, Inc. (Beverages)	1,772	69,923
Thermo Electron Corp.* (Electronics)	2,215	127,761
Tiffany & Co. (Retail)	886	40,783
Titanium Metals Corp. (Mining)	886	23,435
TJX Cos., Inc. (Retail)	4,873	140,001
Torchmark Corp. (Insurance)	443	26,815
Total System Services, Inc.(a) (Software)	2,215	63,903
Trane, Inc. (Building Materials)	1,772	82,770
Transocean, Inc.ADR* (Oil & Gas)	3,544	507,324
United Parcel Service, Inc.—Class B (Transportation)	7,088	501,263
United States Steel Corp. (Iron/Steel)	1,329	160,689
United Technologies Corp. (Aerospace/Defense)	7,531	576,423
UnitedHealth Group, Inc. (Healthcare-Services)	14,619	850,826
UST, Inc. (Agriculture)	1,772	97,106
Valero Energy Corp. (Oil & Gas)	6,202	434,326
Varian Medical Systems, Inc.* (Healthcare-Products)	1,329	69,321
VeriSign, Inc.* (Internet)	1,329	49,984
Viacom, Inc.—Class B* (Media)	3,101	136,196
Vulcan Materials Co. (Building Materials)	443	35,037
W.W. Grainger, Inc. (Distribution/Wholesale)	443	38,771
Wal-Mart Stores, Inc. (Retail)	15,505	736,953
Walgreen Co. (Retail)	7,531	286,780
Walt Disney Co. (Media)	9,303	300,301
Washington Post Co.—Class B (Media)	443	350,603
Waters Corp.* (Electronics)	1,329	105,084
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	443	12,023
Weatherford International, Ltd.ADR* (Oil & Gas Services)	2,215	151,949
WellPoint, Inc.* (Healthcare-Services)	3,101	272,051
Western Union Co. (Commercial Services)	8,417	204,365
Whole Foods Market, Inc. (Food)	886	36,149
Wrigley (WM.) Jr. Co. (Food)	2,658	155,626
Wyeth (Pharmaceuticals)	10,632	469,828
Xerox Corp.* (Office/Business Equipment)	7,088	114,755
Xilinx, Inc. (Semiconductors)	1,772	38,754
XTO Energy, Inc. (Oil & Gas)	5,759	295,782
Yahoo!, Inc.* (Internet)	15,505	360,646
YUM! Brands, Inc. (Retail)	5,759	220,397
Zimmer Holdings, Inc.* (Healthcare-Products)	2,658	175,827

TOTAL COMMON STOCKS (Cost $63,009,783)		75,943,193

See accompanying notes to the financial statements.

12

PROFUNDS VP ProFund VP Large-Cap Growth	Schedule of Portfolio Investments December 31, 2007

Repurchase Agreements (0.1%)
	Principal
	Amount	Value

HSBC, 4.10%, 1/2/08(^), dated 12/31/07, with a repurchase price of $23,005 (Collateralized by $24,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $24,170)	$23,000	$23,000
UBS, 4.15%, 1/2/08(^), dated 12/31/07, with repurchase price of $68,016 (Collateralized by $69,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $69,490)	68,000	68,000

TOTAL REPURCHASE AGREEMENTS
(Cost $91,000)		91,000

TOTAL INVESTMENT SECURITIES
(Cost $63,100,783)—100.3%		76,034,193
Net other assets (liabilities)—(0.3)%		(199,601)

NET ASSETS—100.0%		$75,834,592

(a)	Represents a security purchased on a when-issued basis.
(^)	All or a portion of this security is designated on the ProFund VP Large-Cap Growth’s records as collateral for when-issued securities.
*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Large-Cap Growth invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.2%
Aerospace/Defense	2.7%
Agriculture	0.8%
Apparel	0.7%
Auto Manufacturers	0.2%
Auto Parts & Equipment	0.3%
Banks	0.4%
Beverages	3.7%
Biotechnology	1.7%
Building Materials	0.1%
Chemicals	0.7%
Coal	0.3%
Commercial Services	0.9%
Computers	6.8%
Cosmetics/Personal Care	3.3%
Distribution/Wholesale	0.1%
Diversified Financial Services	3.9%
Electric	0.5%
Electrical Components & Equipment	0.3%
Electronics	0.5%
Engineering & Construction	0.3%
Entertainment	0.2%
Food	0.9%
Forest Products & Paper	0.1%
Hand/Machine Tools	0.1%
Healthcare-Products	5.5%
Healthcare-Services	2.1%
Holding Companies-Diversified	0.1%
Home Builders	NM
Home Furnishings	0.1%
Household Products/Wares	0.4%
Insurance	2.3%
Internet	4.4%
Iron/Steel	0.5%
Leisure Time	0.2%
Lodging	0.3%
Machinery-Construction & Mining	0.8%
Machinery-Diversified	0.9%
Media	1.7%
Metal Fabricate/Hardware	0.2%
Mining	0.8%
Miscellaneous Manufacturing	2.1%
Office/Business Equipment	0.2%
Oil & Gas	17.3%
Oil & Gas Services	3.5%
Packaging & Containers	0.1%
Pharmaceuticals	4.1%
Pipelines	0.1%
REIT	0.1%
Real Estate	0.1%
Retail	6.1%
Savings & Loans	0.1%
Semiconductors	3.1%
Software	7.5%
Telecommunications	4.3%
Textiles	NM
Transportation	1.5%
Other**	(0.2)%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.

13

PROFUNDS VP ProFund VP Large-Cap Growth

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $63,009,783)	$75,943,193
Repurchase agreements, at cost	91,000

Total Investment Securities	76,034,193
Cash	670
Dividends and interest receivable	77,312
Receivable for capital shares issued	407
Receivable for investments sold	13,198,185
Prepaid expenses	151

Total Assets	89,310,918

Liabilities:
Payable for investments purchased	75,036
Payable for capital shares redeemed	13,276,962
Advisory fees payable	45,690
Management services fees payable	6,092
Administration fees payable	2,103
Administrative services fees payable	23,742
Distribution fees payable	17,355
Trustee fees payable	13
Transfer agency fees payable	4,722
Fund accounting fees payable	3,246
Compliance services fees payable	1,604
Other accrued expenses	19,761

Total Liabilities	13,476,326

Net Assets	$75,834,592

Net Assets consist of:
Capital	$67,291,773
Accumulated net realized gains (losses) on investments	(4,390,591)
Net unrealized appreciation (depreciation) on investments	12,933,410

Net Assets	$75,834,592

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,105,193

Net Asset Value (offering and redemption price per share)	$36.02

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$1,042,062
Interest	11,537

Total Investment Income	1,053,599

Expenses:
Advisory fees	561,941
Management services fees	112,389
Administration fees	23,501
Transfer agency fees	24,913
Administrative services fees	259,290
Distribution fees	187,314
Custody fees	35,058
Fund accounting fees	35,471
Trustee fees	1,046
Compliance services fees	1,303
Other fees	45,425

Total Gross Expenses before reductions	1,287,651
Less Expenses reduced by the Advisor	(52,409)

Total Net Expenses	1,235,242

Net Investment Income (Loss)	(181,643)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(139,242)
Net realized gains (losses) on futures contracts	(2,883)
Change in net unrealized appreciation/depreciation on investments	4,122,470

Net Realized and Unrealized Gains (Losses) on Investments	3,980,345

Change in Net Assets Resulting from Operations	$3,798,702

See accompanying notes to the financial statements.

14

PROFUNDS VP ProFund VP Large-Cap Growth

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(181,643)	$(183,899)
Net realized gains (losses) on investments	(142,125)	460,678
Change in net unrealized appreciation/depreciation on investments	4,122,470	5,706,308

Change in net assets resulting from operations	3,798,702	5,983,087

Distributions to Shareholders From:
Net realized gains on investments	(1,405,890)	(899,976)

Change in net assets resulting from distributions	(1,405,890)	(899,976)

Capital Transactions:
Proceeds from shares issued	234,107,459	157,385,351
Dividends reinvested	1,405,890	899,976
Value of shares redeemed	(238,759,648)	(170,192,317)

Change in net assets resulting from capital transactions	(3,246,299)	(11,906,990)

Change in net assets	(853,487)	(6,823,879)
Net Assets:
Beginning of period	76,688,079	83,511,958

End of period	$75,834,592	$76,688,079

Share Transactions:
Issued	6,561,814	4,870,956
Reinvested	39,525	27,880
Redeemed	(6,733,554)	(5,285,049)

Change in shares	(132,215)	(386,213)

See accompanying notes to the financial statements.

15

PROFUNDS VP ProFund VP Large-Cap Growth

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the period
	year ended	year ended	year ended	May 3, 2004 through
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004(a)

Net Asset Value, Beginning of Period	$34.28	$31.83	$31.61	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.09)	(0.09)	(0.14)	0.04
Net realized and unrealized gains (losses) on investments	2.47	2.95	0.42	1.57

Total income (loss) from investment activities	2.38	2.86	0.28	1.61

Distributions to Shareholders From:
Net investment income	—	—	— (c)	—
Net realized gains on investments	(0.64)	(0.41)	(0.06)	—

Total distributions	(0.64)	(0.41)	(0.06)	—

Net Asset Value, End of Period	$36.02	$34.28	$31.83	$31.61

Total Return	6.96%	9.06%	0.90%	5.37	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.72%	1.76%	1.94%	3.06%
Net expenses(e)	1.65%	1.73%	1.94%	1.98%
Net investment income (loss)(e)	(0.24)%	(0.27)%	(0.43)%	0.18%

Supplemental Data:
Net assets, end of period (000’s)	$75,835	$76,688	$83,512	$3,901
Portfolio turnover rate(f)	298%	230%	635%	1,134	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005
(d)	Not Annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

16

ProFund VP Small-Cap Value

The ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.1 For the year ended December 31, 2007, the Fund had a total return of –7.22%, compared to a total return of –5.19%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Citigroup Value Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have value characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P SmallCap 600/Barra Value Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Shaw Group (+80.42%), Massey Energy (+54.85%), and Lennox International (+37.30%), while the bottom three performers in this group were Essex Properties (–22.09%), Atmos Energy (–8.23%), and Senior Housing Property Trust (–1.69%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Value from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Small-Cap Value	5/1/02	–7.22%	12.88%	4.94%	1.74%	1.63%

S&P SmallCap 600/Citigroup Value Index[4]	5/1/02	–5.19%	15.81%	8.05%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P SmallCap 600/Barra Value Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4 The S&P SmallCap 600/Barra Value Index represents performance from May 1, 2002 to December 16, 2005 and the S&P SmallCap 600/Citigroup Value Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.
17

PROFUNDS VP
ProFund VP Small-Cap Value

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Southern Union Co.	1.3%
UGI Corp.	1.1%
Massey Energy Co.	1.1%
Lennox International, Inc.	1.0%
Shaw Group, Inc.	1.0%

S&P SmallCap 600/Citigroup Value Index - Composition
% of Index

Financial	25%
Industrial	22%
Consumer Cyclical	13%
Consumer Non-Cyclical	12%
Utilities	9%
Technology	8%
Basic Materials	4%
Energy	4%
Communications	3%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks (100.1%)
	Shares	Value

4Kids Entertainment, Inc.* (Media)	1,656	$21,776
A.M. Castle & Co. (Metal Fabricate/Hardware)	2,070	56,283
Aaron Rents, Inc. (Commercial Services)	2,484	47,792
ABM Industries, Inc. (Commercial Services)	5,382	109,739
Acadia Realty Trust (REIT)	3,933	100,724
Actel Corp.* (Semiconductors)	3,105	42,414
Acuity Brands, Inc. (Miscellaneous Manufacturing)	5,175	232,875
Adaptec, Inc.* (Telecommunications)	14,697	49,676
Administaff, Inc. (Commercial Services)	2,898	81,955
Advanced Energy Industries, Inc.* (Electrical Components & Equipment)	4,347	56,859
Agilysys, Inc. (Computers)	3,312	50,077
Alabama National BanCorp (Banks)	1,242	96,640
Albany International Corp.—Class A (Machinery-Diversified)	2,070	76,797
ALLETE, Inc. (Electric)	3,105	122,896
Alliance One International, Inc.* (Agriculture)	10,764	43,809
Allscripts Healthcare Solutions, Inc.* (Software)	3,726	72,359
Alpharma, Inc.—Class A* (Pharmaceuticals)	5,382	108,447
AMCOL International Corp. (Mining)	1,035	37,291
American States Water Co. (Water)	2,070	77,998
AMERIGROUP Corp.* (Healthcare-Services)	4,347	158,448
Analogic Corp. (Electronics)	1,035	70,090
Anchor BanCorp Wisconsin, Inc. (Savings & Loans)	2,070	48,686
Angelica Corp. (Textiles)	1,242	23,722
Anixter International, Inc.* (Telecommunications)	2,277	141,789
Apogee Enterprises, Inc. (Building Materials)	3,519	60,210
Applied Industrial Technologies, Inc. (Machinery-Diversified)	4,554	132,157
Applied Signal Technology, Inc. (Telecommunications)	1,449	19,677
AptarGroup, Inc. (Miscellaneous Manufacturing)	3,933	160,899
Arch Chemicals, Inc. (Chemicals)	3,105	114,109
Arctic Cat, Inc. (Leisure Time)	1,449	17,301
Arkansas Best Corp. (Transportation)	3,105	68,124
ArQule, Inc.* (Biotechnology)	2,691	15,608
Arris Group, Inc.* (Telecommunications)	16,767	167,335
ArthroCare Corp.* (Healthcare-Products)	1,449	69,624
Astec Industries, Inc.* (Machinery-Construction & Mining)	1,449	53,888
ATMI, Inc.* (Semiconductors)	2,484	80,109
Atmos Energy Corp. (Gas)	10,971	307,627
Atwood Oceanics, Inc.* (Oil & Gas)	1,656	165,997
Audiovox Corp.—Class A* (Telecommunications)	2,277	28,235
Avid Technology, Inc.* (Software)	1,863	52,797
Avista Corp. (Electric)	6,417	138,222
Axcelis Technologies, Inc.* (Semiconductors)	12,420	57,132
Baldor Electric Co. (Hand/Machine Tools)	3,726	125,417
Bank Mutual Corp. (Banks)	6,417	67,828
BankAtlantic Bancorp, Inc.—Class A (Savings & Loans)	5,175	21,218
BankUnited Financial Corp.—Class A (Savings & Loans)	3,726	25,709
Barnes Group, Inc. (Miscellaneous Manufacturing)	5,589	186,617
Bassett Furniture Industries, Inc. (Home Furnishings)	1,449	13,534
Bel Fuse, Inc.—Class B (Electronics)	621	18,177
Belden, Inc. (Electrical Components & Equipment)	5,589	248,710
Bell Microproducts, Inc.* (Distribution/Wholesale)	3,726	22,393
Benchmark Electronics, Inc.* (Electronics)	8,694	154,145
Big 5 Sporting Goods Corp. (Retail)	2,691	38,804
Biolase Technology, Inc.* (Healthcare-Products)	1,242	2,931
BioMed Realty Trust, Inc. (REIT)	8,073	187,051
Black Box Corp. (Telecommunications)	2,070	74,872
Blue Coat Systems, Inc.* (Internet)	2,691	88,453
Blue Nile, Inc.* (Internet)	828	56,354
Boston Private Financial Holdings, Inc. (Banks)	2,277	61,661
Bowne & Co., Inc. (Commercial Services)	2,070	36,432
Brady Corp.—Class A (Electronics)	2,898	101,691
Briggs & Stratton Corp. (Machinery-Diversified)	6,003	136,028
Bristow Group, Inc.* (Transportation)	1,242	70,359
Brookline Bancorp, Inc. (Savings & Loans)	7,245	73,609
Brooks Automation, Inc.* (Semiconductors)	8,694	114,848
Brown Shoe Co., Inc. (Retail)	5,382	81,645
Buckeye Technologies, Inc.* (Forest Products & Paper)	4,761	59,513
Buffalo Wild Wings, Inc.* (Retail)	1,035	24,033
Building Materials Holding Corp. (Distribution/Wholesale)	3,519	19,460
C&D Technologies, Inc.* (Electrical Components & Equipment)	3,105	20,524
Cabela’s, Inc.* (Retail)	4,761	71,748

See accompanying notes to the financial statements.
18

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Cabot Microelectronics Corp.* (Chemicals)	1,242	$44,600
California Pizza Kitchen, Inc.* (Retail)	1,242	19,338
Cambrex Corp. (Biotechnology)	3,519	29,489
Captaris, Inc.* (Software)	3,312	14,308
Caraustar Industries, Inc.* (Forest Products & Paper)	3,519	10,874
Cascade Bancorp (Banks)	1,242	17,289
Cascade Corp. (Machinery-Diversified)	621	28,852
Casey’s General Stores, Inc. (Retail)	3,312	98,068
Cash America International, Inc. (Retail)	1,656	53,489
Catapult Communications Corp.* (Computers)	414	3,126
CDI Corp. (Commercial Services)	1,656	40,175
Centene Corp.* (Healthcare-Services)	3,105	85,201
Central Garden & Pet Co.—Class A* (Household Products/Wares)	8,694	46,600
Central Pacific Financial Corp. (Banks)	3,726	68,782
Central Vermont Public Service Corp. (Electric)	1,242	38,303
Century Aluminum Co.* (Mining)	2,277	122,821
CH Energy Group, Inc. (Electric)	1,656	73,758
Champion Enterprises, Inc.* (Home Builders)	9,522	89,697
Charlotte Russe Holding, Inc.* (Retail)	1,242	20,058
Checkpoint Systems, Inc.* (Electronics)	3,105	80,668
Chemed Corp. (Commercial Services)	1,242	69,403
Chesapeake Corp. (Packaging & Containers)	2,484	12,892
Ciber, Inc.* (Computers)	6,624	40,473
CKE Restaurants, Inc. (Retail)	6,624	87,437
Clarcor, Inc. (Miscellaneous Manufacturing)	2,898	110,037
Cleco Corp. (Electric)	7,245	201,411
Coachmen Industries, Inc. (Home Builders)	1,863	11,085
Cognex Corp. (Machinery-Diversified)	5,382	108,447
Cohu, Inc. (Semiconductors)	2,898	44,339
Colonial Properties Trust (REIT)	5,796	131,163
Columbia Banking System, Inc. (Banks)	2,277	67,695
Community Bank System, Inc. (Banks)	3,726	74,036
CONMED Corp.* (Healthcare-Products)	2,277	52,621
Consolidated Graphics, Inc.* (Commercial Services)	828	39,595
Corus Bankshares, Inc. (Banks)	3,933	41,965
CPI Corp. (Commercial Services)	621	14,625
Cross Country Healthcare, Inc.* (Commercial Services)	3,933	56,006
CryoLife, Inc.* (Biotechnology)	2,277	18,102
CTS Corp. (Electronics)	4,347	43,166
Cubic Corp. (Electronics)	828	32,458
Cyberonics, Inc.* (Healthcare-Products)	1,449	19,069
CyberSource Corp.* (Internet)	3,933	69,889
Cymer, Inc.* (Electronics)	2,277	88,644
Datascope Corp. (Healthcare-Products)	1,656	60,278
Delphi Financial Group, Inc.—Class A (Insurance)	1,656	58,424
DiamondRock Hospitality Co. (REIT)	11,592	173,648
Digi International, Inc.* (Software)	1,656	23,499
Dime Community Bancshares, Inc. (Savings & Loans)	3,105	39,651
Ditech Networks, Inc.* (Telecommunications)	3,105	10,774
Downey Financial Corp. (Savings & Loans)	2,277	70,837
DSP Group, Inc.* (Semiconductors)	2,070	25,254
East West Bancorp, Inc. (Banks)	2,898	70,219
EastGroup Properties, Inc. (REIT)	2,898	121,281
El Paso Electric Co.* (Electric)	3,519	89,981
Electro Scientific Industries, Inc.* (Electronics)	3,312	65,743
EMCOR Group, Inc.* (Engineering & Construction)	7,866	185,874
EnPro Industries, Inc.* (Miscellaneous Manufacturing)	1,242	38,067
Entertainment Properties Trust (REIT)	3,519	165,393
Enzo Biochem, Inc.* (Biotechnology)	2,484	31,646
Essex Property Trust, Inc. (REIT)	3,105	302,706
Esterline Technologies Corp.* (Aerospace/Defense)	2,070	107,122
Ethan Allen Interiors, Inc. (Home Furnishings)	3,726	106,191
Exar Corp.* (Semiconductors)	6,003	47,844
Extra Space Storage, Inc. (REIT)	6,003	85,783
FEI Co.* (Electronics)	4,347	107,936
Financial Federal Corp. (Diversified Financial Services)	3,105	69,210
First BanCorp (Banks)	9,315	67,906
First Commonwealth Financial Corp. (Banks)	7,866	83,773
First Financial Bancorp (Banks)	3,726	42,476
First Midwest Bancorp, Inc. (Banks)	6,003	183,692
FirstFed Financial Corp.* (Savings & Loans)	1,656	59,318
Flagstar Bancorp, Inc. (Savings & Loans)	4,554	31,741
Fleetwood Enterprises, Inc.* (Home Builders)	7,866	47,039
Flowers Foods, Inc. (Food)	2,691	62,996
Forestar Real Estate Group, Inc.* (Real Estate)	2,277	53,714
Franklin Bank Corp. Houston* (Savings & Loans)	3,105	13,383
Fred’s, Inc. (Retail)	4,968	47,842
Frontier Airlines Holdings, Inc.* (Airlines)	4,554	23,954
Frontier Financial Corp. (Banks)	5,175	96,100
Fuller (H.B.) Co. (Chemicals)	7,245	162,650
G & K Services, Inc. (Textiles)	2,484	93,200
Gardner Denver, Inc.* (Machinery-Diversified)	2,484	81,972
GenCorp, Inc.* (Aerospace/Defense)	4,968	57,927
General Communication, Inc.—Class A* (Telecommunications)	2,070	18,113
Genesco, Inc.* (Retail)	1,035	39,123
Gentiva Health Services, Inc.* (Healthcare-Services)	3,312	63,060
Georgia Gulf Corp. (Chemicals)	4,140	27,407
Gerber Scientific, Inc.* (Machinery-Diversified)	2,898	31,298
Gevity HR, Inc. (Commercial Services)	2,898	22,286
Gibraltar Industries, Inc. (Iron/Steel)	3,726	57,455
Glacier Bancorp, Inc. (Banks)	3,519	65,946
Greatbatch, Inc.* (Electrical Components & Equipment)	1,242	24,828
Griffon Corp.* (Miscellaneous Manufacturing)	3,312	41,234
Group 1 Automotive, Inc. (Retail)	2,691	63,911
Guaranty Financial Group, Inc.* (Savings & Loans)	5,175	82,800
Gulf Island Fabrication, Inc. (Oil & Gas Services)	621	19,692
Hancock Holding Co. (Banks)	1,863	71,167
Hanmi Financial Corp. (Banks)	4,761	41,040
Harmonic, Inc.* (Telecommunications)	11,385	119,315
Haverty Furniture Cos., Inc. (Retail)	2,691	24,192
Healthcare Services Group, Inc. (Commercial Services)	2,484	52,611
Heidrick & Struggles International, Inc. (Commercial Services)	2,070	76,818
Hilb, Rogal, and Hobbs Co. (Insurance)	1,656	67,184
Hooper Holmes, Inc.* (Commercial Services)	8,280	14,242
Hot Topic, Inc.* (Retail)	2,277	13,252
Hub Group, Inc.—Class A* (Transportation)	2,484	66,025
Hutchinson Technology, Inc.* (Computers)	1,449	38,138
Iconix Brand Group, Inc.* (Apparel)	4,968	97,671
IHOP Corp. (Retail)	1,035	37,860
Independent Bank Corp. (Banks)	2,484	23,598
Informatica Corp.* (Software)	6,417	115,634
Inland Real Estate Corp. (REIT)	7,038	99,658
Insight Enterprises, Inc.* (Retail)	6,003	109,495
Insituform Technologies, Inc.—Class A* (Engineering & Construction)	3,312	49,018
Interface, Inc.—Class A (Office Furnishings)	4,554	74,321
Invacare Corp. (Healthcare-Products)	3,933	99,112
Investment Technology Group, Inc.* (Diversified Financial Services)	2,070	98,511
ION Geophysical Corp.* (Oil & Gas Services)	6,624	104,527
Irwin Financial Corp. (Banks)	2,277	16,736
Itron, Inc.* (Electronics)	1,449	139,061
J & J Snack Foods Corp. (Food)	828	25,900

See accompanying notes to the financial statements.
19

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Jack in the Box, Inc.* (Retail)	2,691	$69,347
JAKKS Pacific, Inc.* (Toys/Games/Hobbies)	1,656	39,098
JDA Software Group, Inc.* (Software)	2,070	42,352
Jo-Ann Stores, Inc.* (Retail)	3,105	40,613
Kaman Corp. (Aerospace/Defense)	3,105	114,295
Kaydon Corp. (Metal Fabricate/Hardware)	1,863	101,608
Keithley Instruments, Inc. (Electronics)	1,656	16,030
Kellwood Co. (Apparel)	3,105	51,667
Kilroy Realty Corp. (REIT)	3,933	216,158
Kirby Corp.* (Transportation)	2,691	125,078
Kite Realty Group Trust (REIT)	3,519	53,735
Kopin Corp.* (Semiconductors)	5,382	17,007
Kulicke & Soffa Industries, Inc.* (Semiconductors)	6,417	44,021
La-Z-Boy, Inc. (Home Furnishings)	6,210	49,245
LaBranche & Co., Inc.* (Diversified Financial Services)	6,624	33,385
Laclede Group, Inc. (Gas)	2,691	92,140
Lance, Inc. (Food)	3,726	76,085
LandAmerica Financial Group, Inc. (Insurance)	1,863	62,317
Landry’s Restaurants, Inc. (Retail)	1,449	28,545
Lawson Products, Inc. (Metal Fabricate/Hardware)	414	15,699
Lennox International, Inc. (Building Materials)	7,866	325,810
Lexington Corporate Properties Trust (REIT)	7,866	114,372
Libbey, Inc. (Housewares)	1,863	29,510
Lindsay Manufacturing Co. (Machinery-Diversified)	621	43,898
Lithia Motors, Inc.—Class A (Retail)	1,863	25,579
Littelfuse, Inc.* (Electrical Components & Equipment)	1,449	47,759
Live Nation, Inc.* (Commercial Services)	8,901	129,243
Longs Drug Stores Corp. (Retail)	3,933	184,851
LTC Properties, Inc. (REIT)	2,484	62,224
Lufkin Industries, Inc. (Oil & Gas Services)	828	47,436
Lydall, Inc.* (Miscellaneous Manufacturing)	2,070	21,776
M/I Schottenstein Homes, Inc. (Home Builders)	1,449	15,215
MagneTek, Inc.* (Electrical Components & Equipment)	2,484	10,632
Maidenform Brands, Inc.* (Apparel)	2,277	30,808
Manhattan Associates, Inc.* (Computers)	1,242	32,739
ManTech International Corp.—Class A* (Software)	1,035	45,354
Marcus Corp. (Lodging)	2,691	41,576
MarineMax, Inc.* (Retail)	2,277	35,294
Massey Energy Co. (Coal)	9,729	347,812
Material Sciences Corp.* (Iron/Steel)	1,449	10,766
Matria Healthcare, Inc.* (Healthcare-Services)	2,691	63,965
Matrix Service Co.* (Oil & Gas Services)	1,863	40,651
MAXIMUS, Inc. (Commercial Services)	1,242	47,954
MedCath Corp.* (Healthcare-Services)	1,656	40,671
Medical Properties Trust, Inc. (REIT)	6,210	63,280
Mentor Corp. (Healthcare-Products)	1,863	72,843
Mercury Computer Systems, Inc.* (Computers)	1,656	26,678
Meridian Bioscience, Inc. (Healthcare-Products)	1,863	56,039
Mesa Air Group, Inc.* (Airlines)	3,519	10,874
Methode Electronics, Inc. (Electronics)	4,554	74,868
Micrel, Inc. (Semiconductors)	6,624	55,973
Microsemi Corp.* (Semiconductors)	4,968	109,992
Mid-America Apartment Communities, Inc. (REIT)	3,105	132,739
Midas, Inc.* (Commercial Services)	1,242	18,208
MKS Instruments, Inc.* (Semiconductors)	6,003	114,897
Mobile Mini, Inc.* (Storage/Warehousing)	1,863	34,540
Monaco Coach Corp. (Home Builders)	3,726	33,087
Moog, Inc.—Class A* (Aerospace/Defense)	2,484	113,792
Movado Group, Inc. (Retail)	1,449	36,645
MTS Systems Corp. (Computers)	1,035	44,163
Mueller Industries, Inc. (Metal Fabricate/Hardware)	4,554	132,020
Multimedia Games, Inc.* (Leisure Time)	1,449	12,085
Myers Industries, Inc. (Miscellaneous Manufacturing)	1,656	23,962
Napster, Inc.* (Software)	4,140	8,156
Nash Finch Co. (Food)	1,656	58,424
NATCO Group, Inc.—Class A* (Oil & Gas Services)	1,035	56,045
National Presto Industries, Inc. (Housewares)	621	32,702
National Retail Properties, Inc. (REIT)	8,694	203,266
NCI Building Systems, Inc.* (Building Materials)	2,484	71,514
Neenah Paper, Inc. (Forest Products & Paper)	1,863	54,306
Network Equipment Technologies, Inc.* (Telecommunications)	2,277	19,172
New Jersey Resources Corp. (Gas)	3,312	165,666
Newport Corp.* (Electronics)	4,554	58,246
Northwest Natural Gas Co. (Gas)	3,312	161,162
Novatel Wireless, Inc.* (Telecommunications)	3,933	63,715
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	1,449	20,112
O’Charley’s, Inc. (Retail)	2,691	40,311
Odyssey Healthcare, Inc.* (Healthcare-Services)	2,277	25,184
Old Dominion Freight Line, Inc.* (Transportation)	1,449	33,486
OM Group, Inc.* (Chemicals)	3,726	214,394
Omnicell, Inc.* (Software)	2,484	66,894
Omnova Solutions, Inc.* (Chemicals)	5,175	22,822
On Assignment, Inc.* (Commercial Services)	4,347	30,472
Osteotech, Inc.* (Healthcare-Products)	2,070	16,187
Owens & Minor, Inc. (Distribution/Wholesale)	4,968	210,792
Oxford Industries, Inc. (Apparel)	1,863	48,010
PAREXEL International Corp.* (Commercial Services)	2,070	99,981
Park Electrochemical Corp. (Electronics)	2,484	70,148
Parkway Properties, Inc. (REIT)	1,863	68,894
Patriot Coal Corp.* (Coal)	1,242	51,841
PC-Tel, Inc.* (Internet)	2,691	18,460
Peet’s Coffee & Tea, Inc.* (Beverages)	828	24,070
Penford Corp. (Chemicals)	1,449	37,080
Perficient, Inc.* (Internet)	1,863	29,324
Performance Food Group Co.* (Food)	4,347	116,804
Pericom Semiconductor Corp.* (Semiconductors)	2,070	38,709
Phase Forward, Inc.* (Software)	3,312	72,036
Phoenix Technologies, Ltd.* (Software)	2,070	26,662
Photon Dynamics, Inc.* (Electronics)	2,070	17,181
Photronics, Inc.* (Semiconductors)	5,175	64,532
Piedmont Natural Gas Co., Inc. (Gas)	9,108	238,265
Pinnacle Entertainment, Inc.* (Entertainment)	7,245	170,692
Pioneer Drilling Co.* (Oil & Gas)	2,898	34,428
Piper Jaffray* (Diversified Financial Services)	2,070	95,882
Planar Systems, Inc.* (Electronics)	1,449	9,274
Plexus Corp.* (Electronics)	3,726	97,845
PolyOne Corp.* (Chemicals)	11,385	74,913
Presidential Life Corp. (Insurance)	2,691	47,119
ProAssurance Corp.* (Insurance)	1,449	79,579
Progress Software Corp.* (Software)	2,070	69,718
Prosperity Bancshares, Inc. (Banks)	2,484	73,005
Provident Bankshares Corp. (Banks)	3,933	84,127
PS Business Parks, Inc. (REIT)	1,863	97,901
PSS World Medical, Inc.* (Healthcare-Products)	2,691	52,663
Quaker Chemical Corp. (Chemicals)	1,242	27,287
Quiksilver, Inc.* (Apparel)	4,554	39,073
Radiant Systems, Inc.* (Computers)	2,070	35,666
Radio One, Inc.—Class D* (Media)	4,554	10,793
RadiSys Corp.* (Computers)	1,656	22,190
Ralcorp Holdings, Inc.* (Food)	1,035	62,918
RC2 Corp.* (Toys/Games/Hobbies)	828	23,242
Red Robin Gourmet Burgers, Inc.* (Retail)	828	26,488
Regal-Beloit Corp. (Hand/Machine Tools)	3,933	176,788
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	4,140	99,981
RehabCare Group, Inc.* (Healthcare-Services)	2,070	46,699
Res-Care, Inc.* (Healthcare-Services)	3,105	78,122
Rewards Network, Inc.* (Commercial Services)	1,449	7,202
RLI Corp. (Insurance)	1,035	58,778
Robbins & Myers, Inc. (Machinery-Diversified)	1,449	109,588

See accompanying notes to the financial statements.
20

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Rock-Tenn Co.—Class A (Forest Products & Paper)	4,140	$105,197
Rogers Corp.* (Electronics)	1,035	44,888
RTI International Metals, Inc.* (Mining)	1,449	99,880
Rudolph Technologies, Inc.* (Semiconductors)	3,519	39,835
Russ Berrie and Co., Inc.* (Household Products/Wares)	2,070	33,865
Ruth’s Chris Steak House, Inc.* (Retail)	1,242	11,103
Safety Insurance Group, Inc. (Insurance)	2,070	75,803
Salix Pharmaceuticals, Ltd.* (Pharmaceuticals)	2,484	19,574
Sanderson Farms, Inc. (Food)	828	27,970
Savient Pharmaceuticals, Inc.* (Biotechnology)	2,898	66,567
School Specialty, Inc.* (Retail)	2,070	71,519
Schulman (A.), Inc. (Chemicals)	3,312	71,374
Schweitzer-Mauduit International, Inc. (Forest Products & Paper)	1,863	48,270
SCPIE Holdings, Inc.* (Insurance)	1,035	28,431
SEACOR SMIT, Inc.* (Oil & Gas Services)	1,242	115,183
Selective Insurance Group, Inc. (Insurance)	6,417	147,527
Senior Housing Properties Trust (REIT)	10,764	244,128
Shaw Group, Inc.* (Engineering & Construction)	5,382	325,288
SI International, Inc.* (Computers)	621	17,059
Signature Bank* (Banks)	1,656	55,890
Skechers U.S.A., Inc.—Class A* (Apparel)	2,484	48,463
Skyline Corp. (Home Builders)	828	24,302
SkyWest, Inc. (Airlines)	3,105	83,369
Skyworks Solutions, Inc.* (Semiconductors)	14,076	119,646
Smith Corp. (Miscellaneous Manufacturing)	2,691	94,320
Sonic Automotive, Inc. (Retail)	3,726	72,135
South Financial Group, Inc. (Banks)	8,901	139,123
South Jersey Industries, Inc. (Gas)	3,519	127,001
Southern Union Co. (Gas)	14,697	431,504
Southwest Gas Corp. (Gas)	5,175	154,060
Sovran Self Storage, Inc. (REIT)	2,691	107,909
Spartan Motors, Inc. (Auto Parts & Equipment)	2,484	18,978
Spartan Stores, Inc. (Food)	2,691	61,489
Spectrum Brands, Inc.* (Household Products/Wares)	4,968	26,479
Spherion Corp.* (Commercial Services)	6,831	49,730
Standard Microsystems Corp.* (Semiconductors)	1,656	64,700
Standard Motor Products, Inc. (Auto Parts & Equipment)	1,449	11,824
Standex International Corp. (Miscellaneous Manufacturing)	1,449	25,285
StarTek, Inc.* (Commercial Services)	1,449	13,490
Stein Mart, Inc. (Retail)	3,105	14,718
Sterling Bancorp (Banks)	2,277	31,058
Sterling Bancshares, Inc. (Banks)	8,901	99,335
Sterling Financial Corp. (Savings & Loans)	6,210	104,266
Stewart Information Services Corp. (Insurance)	2,277	59,407
Stone Energy Corp.* (Oil & Gas)	2,070	97,104
Sturm, Ruger & Co., Inc.* (Miscellaneous Manufacturing)	1,863	15,426
Superior Industries International, Inc. (Auto Parts & Equipment)	2,898	52,657
Supertex, Inc.* (Semiconductors)	828	25,908
Susquehanna Bancshares, Inc. (Banks)	10,350	190,854
Swift Energy Co.* (Oil & Gas)	1,242	54,785
SWS Group, Inc. (Diversified Financial Services)	2,691	34,095
Sykes Enterprises, Inc.* (Computers)	2,484	44,712
Symmetricom, Inc.* (Telecommunications)	5,589	26,324
Symmetry Medical, Inc.* (Healthcare-Products)	1,449	25,256
Synaptics, Inc.* (Computers)	1,449	59,641
SYNNEX Corp.* (Software)	2,070	40,572
Take-Two Interactive Software, Inc.* (Software)	4,140	76,383
Tanger Factory Outlet Centers, Inc. (REIT)	3,726	140,507
Technitrol, Inc. (Electronics)	4,968	141,985
Tetra Tech, Inc.* (Environmental Control)	4,347	93,460
TETRA Technologies, Inc.* (Oil & Gas Services)	2,898	45,122
Texas Industries, Inc. (Building Materials)	2,070	145,107
Texas Roadhouse, Inc.—Class A* (Retail)	2,691	29,762
The Andersons, Inc. (Agriculture)	1,242	55,642
The Cato Corp.—Class A (Retail)	3,726	58,349
The Children’s Place Retail Stores, Inc.* (Retail)	828	21,470
The Finish Line, Inc.—Class A (Retail)	5,175	12,524
The Great Atlantic & Pacific Tea Co., Inc.* (Food)	2,898	90,794
The Hain Celestial Group, Inc.* (Food)	2,484	79,488
The Knot, Inc.* (Internet)	1,449	23,097
The Men’s Wearhouse, Inc. (Retail)	2,898	78,188
The Nautilus Group, Inc. (Leisure Time)	3,933	19,075
The Navigators Group, Inc.* (Insurance)	828	53,820
The Pep Boys-Manny, Moe & Jack (Retail)	4,968	57,033
The Standard Register Co. (Household Products/Wares)	1,449	16,895
The Steak n Shake Co.* (Retail)	3,519	38,357
Theragenics Corp.* (Pharmaceuticals)	4,140	14,821
THQ, Inc.* (Software)	3,726	105,036
Tollgrade Communications, Inc.* (Telecommunications)	1,656	13,281
Tower Group, Inc. (Insurance)	1,242	41,483
Tredegar Corp. (Miscellaneous Manufacturing)	2,898	46,600
TreeHouse Foods, Inc.* (Food)	3,726	85,661
Triad Guaranty, Inc.* (Insurance)	1,449	14,200
Triarc Cos., Inc. (Retail)	7,659	67,093
Triumph Group, Inc. (Aerospace/Defense)	1,242	102,279
Tronox, Inc.—Class B (Chemicals)	4,968	42,973
TrueBlue, Inc.* (Commercial Services)	2,484	35,968
TrustCo Bank Corp. NY (Banks)	9,108	90,351
TTM Technologies, Inc.* (Electronics)	2,691	31,377
Tuesday Morning Corp. (Retail)	3,726	18,891
Tween Brands, Inc.* (Retail)	1,449	38,370
UGI Corp. (Gas)	13,041	355,367
UIL Holdings Corp. (Electric)	3,105	114,730
Ultratech Stepper, Inc.* (Semiconductors)	2,898	32,863
UMB Financial Corp. (Banks)	3,312	127,048
Umpqua Holdings Corp. (Banks)	7,245	111,138
UniFirst Corp. (Textiles)	1,656	62,928
Unisource Energy Corp. (Electric)	4,347	137,148
United Bankshares, Inc. (Banks)	4,761	133,403
United Community Banks, Inc. (Banks)	4,968	78,494
United Fire & Casualty Co. (Insurance)	2,691	78,281
United Stationers, Inc.* (Distribution/Wholesale)	3,105	143,482
Universal Electronics, Inc.* (Home Furnishings)	828	27,688
Universal Forest Products, Inc. (Building Materials)	2,277	67,080
Valmont Industries, Inc. (Metal Fabricate/Hardware)	1,035	92,239
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	5,382	199,134
Veeco Instruments, Inc.* (Semiconductors)	3,933	65,681
Viad Corp. (Commercial Services)	2,484	78,445
Vicor Corp. (Electrical Components & Equipment)	1,656	25,817
ViroPharma, Inc.* (Pharmaceuticals)	4,347	34,515
Vital Signs, Inc. (Healthcare-Products)	414	21,164
Volt Information Sciences, Inc.* (Commercial Services)	1,656	30,239
W-H Energy Services, Inc.* (Oil & Gas Services)	1,242	69,813
Wabash National Corp. (Auto Manufacturers)	3,726	28,653
Watsco, Inc. (Distribution/Wholesale)	3,105	114,140
Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	1,863	86,462
Watts Water Technologies, Inc.—Class A (Electronics)	3,933	117,203
Wausau-Mosinee Paper Corp. (Forest Products & Paper)	6,210	55,828
WD-40 Co. (Household Products/Wares)	1,035	39,299

See accompanying notes to the financial statements.
21

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Whitney Holding Corp. (Banks)	8,280	$216,522
Winnebago Industries, Inc. (Home Builders)	1,242	26,107
Wintrust Financial Corp. (Banks)	1,449	48,005
Wolverine World Wide, Inc. (Apparel)	2,484	60,908
Woodward Governor Co. (Electronics)	1,863	126,591
World Fuel Services Corp. (Retail)	1,449	42,064
X-Rite, Inc.* (Electronics)	3,519	40,891
Zale Corp.* (Retail)	5,382	86,435
Zep, Inc.* (Chemicals)	1,242	17,227

TOTAL COMMON STOCKS
(Cost $25,842,306)		31,997,035

TOTAL INVESTMENT SECURITIES
(Cost $25,842,306)—100.1%		31,997,035
Net other assets (liabilities)—(0.1)%		(27,046)

NET ASSETS—100.0%		$31,969,989

*	Non-income producing security

ProFund VP Small-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Aerospace/Defense	1.6%
Agriculture	0.3%
Airlines	0.4%
Apparel	1.3%
Auto Manufacturers	0.1%
Auto Parts & Equipment	0.3%
Banks	8.5%
Beverages	0.1%
Biotechnology	0.8%
Building Materials	2.1%
Chemicals	2.7%
Coal	1.3%
Commercial Services	4.0%
Computers	1.3%
Distribution/Wholesale	1.7%
Diversified Financial Services	1.0%
Electric	2.8%
Electrical Components & Equipment	1.5%
Electronics	5.4%
Engineering & Construction	1.8%
Entertainment	0.5%
Environmental Control	0.3%
Food	2.4%
Forest Products & Paper	1.1%
Gas	6.4%
Hand/Machine Tools	1.0%
Healthcare-Products	1.9%
Healthcare-Services	1.7%
Home Builders	0.7%
Home Furnishings	0.6%
Household Products/Wares	0.5%
Housewares	0.2%
Insurance	2.6%
Internet	1.0%
Iron/Steel	0.2%
Leisure Time	0.2%
Lodging	0.1%
Machinery-Construction & Mining	0.2%
Machinery-Diversified	2.2%
Media	0.1%
Metal Fabricate/Hardware	1.3%
Mining	0.8%
Miscellaneous Manufacturing	3.0%
Office Furnishings	0.2%
Oil & Gas	1.1%
Oil & Gas Services	1.5%
Packaging & Containers	NM
Pharmaceuticals	0.6%
REIT	8.9%
Real Estate	0.2%
Retail	6.3%
Savings & Loans	1.8%
Semiconductors	4.5%
Software .	2.4%
Storage/Warehousing	0.1%
Telecommunications	2.4%
Textiles	0.6%
Toys/Games/Hobbies	0.2%
Transportation	1.1%
Water	0.2%
Other**	(0.1)%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.
22

PROFUNDS VP
ProFund VP Small-Cap Value

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $25,842,306)	$31,997,035
Dividends and interest receivable	73,345
Receivable for capital shares issued	294
Receivable for investments sold	578,392
Prepaid expenses	178

Total Assets	32,649,244

Liabilities:
Cash overdraft	206,668
Payable for investments purchased	269,233
Payable for capital shares redeemed	150,778
Advisory fees payable	14,757
Management services fees payable	1,968
Administration fees payable	848
Administrative services fees payable	9,363
Distribution fees payable	7,423
Trustee fees payable	5
Transfer agency fees payable	1,968
Fund accounting fees payable	1,309
Compliance services fees payable	725
Other accrued expenses	14,210

Total Liabilities	679,255

Net Assets	$31,969,989

Net Assets consist of:
Capital	$27,840,678

Accumulated net realized gains (losses) on investments	(2,025,418)
Net unrealized appreciation (depreciation) on investments	6,154,729

Net Assets	$31,969,989

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,109,566

Net Asset Value (offering and redemption price per share)	$28.81

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$702,096
Interest	8,689

Total Investment Income	710,785

Expenses:
Advisory fees	376,054
Management services fees	75,211
Administration fees	15,688
Transfer agency fees	16,843
Administrative services fees	170,359
Distribution fees	125,351
Custody fees	46,008
Fund accounting fees	25,580
Trustee fees	886
Compliance services fees	356
Other fees	30,070

Total Gross Expenses before reductions	882,406
Less Expenses reduced by the Advisor	(65,113)

Total Net Expenses	817,293

Net Investment Income (Loss)	(106,508)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	8,354,632
Net realized gains (losses) on futures contracts	(8,296)
Change in net unrealized appreciation/depreciation on investments	(11,726,926)

Net Realized and Unrealized Gains (Losses) on Investments	(3,380,590)

Change in Net Assets Resulting from Operations	$(3,487,098)

See accompanying notes to the financial statements.
23

PROFUNDS VP
ProFund VP Small-Cap Value

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(106,508)	$(257,611)
Net realized gains (losses) on investments	8,346,336	2,921,635
Change in net unrealized appreciation/depreciation on investments	(11,726,926)	6,987,519

Change in net assets resulting from operations	(3,487,098)	9,651,543

Distributions to Shareholders From:
Net realized gains on investments	(5,688,961)	(3,876,765)

Change in net assets resulting from distributions	(5,688,961)	(3,876,765)

Capital Transactions:
Proceeds from shares issued	166,087,879	375,396,216
Dividends reinvested	5,688,961	3,876,765
Value of shares redeemed	(233,391,118)	(345,106,978)

Change in net assets resulting from capital transactions	(61,614,278)	34,166,003

Change in net assets	(70,790,337)	39,940,781
Net Assets:
Beginning of period	102,760,326	62,819,545

End of period	$31,969,989	$102,760,326

Share Transactions:
Issued	4,530,924	10,490,030
Reinvested	187,260	113,588
Redeemed.	(6,413,107)	(9,709,908)

Change in shares	(1,694,923)	893,710

See accompanying notes to the financial statements.
24

PROFUNDS VP
ProFund VP Small-Cap Value

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$36.64	$32.88	$33.54	$28.97	$21.51

Investment Activities:
Net investment income (loss)(a)	(0.08)	(0.12)	(0.23)	(0.16)	(0.22)
Net realized and unrealized gains (losses) on investments	(2.27)	5.71	1.59	5.92	7.68

Total income (loss) from investment activities	(2.35)	5.59	1.36	5.76	7.46

Distributions to Shareholders From:
Net realized gains on investments	(5.48)	(1.83)	(2.02)	(1.19)	—

Net Asset Value, End of Period	$28.81	$36.64	$32.88	$33.54	$28.97

Total Return	(7.22)%	17.43%	4.00%	20.12%	34.68%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.79%	1.91%	1.95%	2.08%
Net expenses	1.63%	1.75%	1.91%	1.95%	1.98%
Net investment income (loss)	(0.21)%	(0.34)%	(0.69)%	(0.53)%	(0.87)%

Supplemental Data:
Net assets, end of period (000’s)	$31,970	$102,760	$62,820	$179,162	$147,174
Portfolio turnover rate(b)	291%	436%	573%	819%	906%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.
25

ProFund VP Small-Cap Growth

The ProFund VP Small-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Growth Index.1 For the year ended December 31, 2007, the Fund had a total return of 4.06%, compared to a total return of 5.66%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Citigroup Growth Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have growth characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P SmallCap 600/Barra Growth Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were MGI Pharmaceuticals (+120.15%), Flir Systems (+96.67%), and Ansys Inc (+90.66%), while the bottom three performers in this group were Trimble Navigation (+19.22%), Helix Energy Solutions (+32.29%), and Cabot Oil & Gas (+33.54%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Growth from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Small-Cap Growth	5/1/02	4.06%	14.37%	7.69%	1.71%	1.63%

S&P SmallCap 600/Citigroup Growth Index[4]	5/1/02	5.66%	16.43%	10.04%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P SmallCap 600/Barra Growth Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
31.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4 The S&P SmallCap 600/Barra Growth Index represents performance from May 1, 2002 to December 16, 2005 and the S&P SmallCap 600/Citigroup Growth Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

26

PROFUNDS VP
ProFund VP Small-Cap Growth

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Small-Cap Growth seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P SmallCap 600/Citigroup Growth Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Respironics, Inc.	1.9%
FLIR Systems, Inc.	1.6%
Cabot Oil & Gas Corp.	1.5%
Helix Energy Solutions Group, Inc.	1.4%
Trimble Navigation, Ltd.	1.4%

S&P SmallCap 600/Citigroup Growth Index - Composition
% of Index

Consumer Non-Cyclical	27%
Industrial	20%
Consumer Cyclical	15%
Energy	12%
Technology	12%
Financial	8%
Communications	5%
Basic Materials	1%

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2007

Common Stocks (100.3%)
	Shares	Value

A.S.V., Inc.* (Auto Manufacturers)	2,976	$41,218
AAR Corp.* (Aerospace/Defense)	5,580	212,207
Aaron Rents, Inc. (Commercial Services)	5,208	100,202
Alabama National BanCorp (Banks)	744	57,891
Albany International Corp.—Class A (Machinery-Diversified)	1,488	55,205
Allscripts Healthcare Solutions, Inc.* (Software)	3,720	72,242
AMCOL International Corp. (Mining)	2,232	80,419
Amedisys, Inc.* (Healthcare-Services)	4,092	198,544
American Medical Systems Holdings, Inc.* (Healthcare-Products)	10,788	155,994
AMERIGROUP Corp.* (Healthcare-Services)	2,604	94,916
AMIS Holdings, Inc.* (Semiconductors)	9,672	96,913
AMN Healthcare Services, Inc.* (Commercial Services)	4,464	76,647
AmSurg Corp.* (Healthcare-Services)	4,836	130,862
Analogic Corp. (Electronics)	744	50,384
Anixter International, Inc.* (Telecommunications)	1,860	115,822
Ansoft Corp.* (Computers)	2,232	57,697
ANSYS, Inc.* (Software)	11,904	493,540
AptarGroup, Inc. (Miscellaneous Manufacturing)	5,580	228,278
Arbitron, Inc. (Commercial Services)	4,092	170,104
ArQule, Inc.* (Biotechnology)	1,860	10,788
ArthroCare Corp.* (Healthcare-Products)	2,232	107,248
Astec Industries, Inc.* (Machinery-Construction & Mining)	1,116	41,504
ATMI, Inc.* (Semiconductors)	1,860	59,985
Atwood Oceanics, Inc.* (Oil & Gas)	1,860	186,446
Avid Technology, Inc.* (Software)	2,976	84,340
Baldor Electric Co. (Hand/Machine Tools)	2,232	75,129
Bankrate, Inc.* (Commercial Services)	1,860	89,447
Basic Energy Services, Inc.* (Oil & Gas Services)	3,348	73,489
Bel Fuse, Inc.—Class B (Electronics)	744	21,777
Biolase Technology, Inc.* (Healthcare-Products)	2,232	5,268
Blackbaud, Inc. (Software)	6,696	187,756
Blue Coat Systems, Inc.* (Internet)	2,604	85,593
Blue Nile, Inc.* (Internet)	1,116	75,955
Boston Beer Co., Inc.—Class A* (Beverages)	1,488	56,023
Boston Private Financial Holdings, Inc. (Banks)	2,976	80,590
Bowne & Co., Inc. (Commercial Services)	1,488	26,189
Bradley Pharmaceuticals, Inc.* (Pharmaceuticals)	1,860	36,642
Brady Corp.—Class A (Electronics)	4,464	156,642
Bright Horizons Family Solutions, Inc.* (Commercial Services)	4,092	141,338
Brightpoint, Inc.* (Distribution/Wholesale)	7,812	119,992
Bristow Group, Inc.* (Transportation)	1,860	105,369
Brush Engineered Materials, Inc.* (Mining)	2,976	110,707
Buffalo Wild Wings, Inc.* (Retail)	744	17,276
Cabot Microelectronics Corp.* (Chemicals)	2,232	80,151
Cabot Oil & Gas Corp. (Oil & Gas)	14,508	585,688
CACI International, Inc.—Class A* (Computers)	4,464	199,853
California Pizza Kitchen, Inc.* (Retail)	2,604	40,544
CARBO Ceramics, Inc. (Oil & Gas Services)	2,976	110,707
Cascade Bancorp (Banks)	2,604	36,248
Cascade Corp. (Machinery-Diversified)	744	34,566
Casey’s General Stores, Inc. (Retail)	3,348	99,134
Cash America International, Inc. (Retail)	2,232	72,094
Catapult Communications Corp.* (Computers)	744	5,617
CEC Entertainment, Inc.* (Retail)	4,464	115,885
Centene Corp.* (Healthcare-Services)	2,604	71,454
Century Aluminum Co.* (Mining)	1,488	80,263
Ceradyne, Inc.* (Miscellaneous Manufacturing)	4,092	192,038
Charlotte Russe Holding, Inc.* (Retail)	2,232	36,047
Chattem, Inc.* (Cosmetics/Personal Care)	2,976	224,807
Checkpoint Systems, Inc.* (Electronics)	2,232	57,987
Chemed Corp. (Commercial Services)	2,232	124,724
Christopher & Banks Corp. (Retail)	5,208	59,632
Clarcor, Inc. (Miscellaneous Manufacturing)	4,092	155,373
Coinstar, Inc.* (Commercial Services)	4,092	115,190
Comtech Telecommunications Corp.* (Telecommunications)	3,720	200,917
Concur Technologies, Inc.* (Software)	6,324	228,992
CONMED Corp.* (Healthcare-Products)	1,488	34,388
Consolidated Graphics, Inc.* (Commercial Services)	744	35,578
Cooper Cos., Inc. (Healthcare-Products)	6,696	254,448
Crocs, Inc.* (Apparel)	12,276	451,880
CryoLife, Inc.* (Biotechnology)	1,116	8,872
Cubic Corp. (Electronics)	1,488	58,330
Curtiss-Wright Corp. (Aerospace/Defense)	6,696	336,139
Cyberonics, Inc.* (Healthcare-Products)	1,488	19,582
CyberSource Corp.* (Internet)	5,580	99,157
Cymer, Inc.* (Electronics)	1,860	72,410
Daktronics, Inc. (Electronics)	5,208	117,545
DealerTrack Holdings, Inc.* (Internet)	4,464	149,410

See accompanying notes to the financial statements.

27

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Deckers Outdoor Corp.* (Apparel)	1,860	$288,412
Delphi Financial Group, Inc.—Class A (Insurance)	4,464	157,490
Deltic Timber Corp. (Forest Products & Paper)	1,488	76,617
Digi International, Inc.* (Software)	1,860	26,393
Diodes, Inc.* (Semiconductors)	4,836	145,419
Dionex Corp.* (Electronics)	2,976	246,591
Dress Barn, Inc.* (Retail)	6,696	83,767
Drew Industries, Inc.* (Building Materials)	2,604	71,350
Drill-Quip, Inc.* (Oil & Gas Services)	4,092	227,761
DSP Group, Inc.* (Semiconductors)	2,232	27,230
East West Bancorp, Inc. (Banks)	5,952	144,217
El Paso Electric Co.* (Electric)	2,604	66,584
EnPro Industries, Inc.* (Miscellaneous Manufacturing)	1,860	57,009
Enzo Biochem, Inc.* (Biotechnology)	1,488	18,957
Epicor Software Corp.* (Software)	8,928	105,172
EPIQ Systems, Inc.* (Software)	4,092	71,242
Esterline Technologies Corp.* (Aerospace/Defense)	1,860	96,255
Extra Space Storage, Inc. (REIT)	4,092	58,475
FactSet Research Systems, Inc. (Computers)	6,324	352,247
FARO Technologies, Inc.* (Electronics)	2,604	70,777
First Cash Financial Services, Inc.* (Retail)	4,464	65,532
FLIR Systems, Inc.* (Electronics)	20,460	640,398
Flowers Foods, Inc. (Food)	8,184	191,587
Forestar Real Estate Group, Inc.* (Real Estate)	2,604	61,428
Forward Air Corp. (Transportation)	4,464	139,143
Fossil, Inc.* (Household Products/Wares)	7,068	296,715
Fremont General Corp.* (Banks)	10,416	36,456
Gardner Denver, Inc.* (Machinery-Diversified)	4,836	159,588
GenCorp, Inc.* (Aerospace/Defense)	2,232	26,025
General Communication, Inc.—Class A* (Telecommunications)	4,464	39,060
Genesco, Inc.* (Retail)	2,232	84,370
Glacier Bancorp, Inc. (Banks)	3,720	69,713
Greatbatch, Inc.* (Electrical Components & Equipment)	1,860	37,181
Gulf Island Fabrication, Inc. (Oil & Gas Services)	744	23,592
Haemonetics Corp.* (Healthcare-Products)	3,720	234,434
Hancock Holding Co. (Banks)	1,488	56,842
Headwaters, Inc.* (Energy-Alternate Sources)	6,324	74,244
Healthcare Services Group, Inc. (Commercial Services)	3,348	70,911
HealthExtras, Inc.* (Pharmaceuticals)	5,580	145,526
Healthways, Inc.* (Healthcare-Services)	5,208	304,355
Heartland Express, Inc. (Transportation)	8,556	121,324
Helix Energy Solutions Group, Inc.* (Oil & Gas Services)	13,764	571,206
Hibbett Sports, Inc.* (Retail)	4,836	96,623
Hilb, Rogal, and Hobbs Co. (Insurance)	3,720	150,920
Hornbeck Offshore Services, Inc.* (Oil & Gas Services)	3,348	150,493
Hot Topic, Inc.* (Retail)	3,720	21,650
Hub Group, Inc.—Class A* (Transportation)	2,604	69,214
Hutchinson Technology, Inc.* (Computers)	2,232	58,746
Iconix Brand Group, Inc.* (Apparel)	2,232	43,881
ICU Medical, Inc.* (Healthcare-Products)	1,860	66,979
IDEXX Laboratories, Inc.* (Healthcare-Products)	9,300	545,259
IHOP Corp. (Retail)	744	27,216
Immucor, Inc.* (Healthcare-Products)	10,416	354,040
Infinity Property & Casualty Corp. (Insurance)	2,604	94,083
Informatica Corp.* (Software)	5,208	93,848
Infospace, Inc. (Internet)	4,836	90,917
Integra LifeSciences Holdings* (Biotechnology)	2,604	109,186
Interface, Inc.—Class A (Office Furnishings)	2,604	42,497
Intevac, Inc.* (Machinery-Diversified)	3,348	48,680
inVentiv Health, Inc.* (Advertising)	4,836	149,723
Investment Technology Group, Inc.* (Diversified Financial Services)	4,092	194,738
ION Geophysical Corp.* (Oil & Gas Services)	4,464	70,442
Itron, Inc.* (Electronics)	2,604	249,906
J & J Snack Foods Corp. (Food)	1,116	34,908
j2 Global Communications, Inc.* (Internet)	7,440	157,505
Jack in the Box, Inc.* (Retail)	5,952	153,383
JAKKS Pacific, Inc.* (Toys/Games/Hobbies)	2,232	52,698
JDA Software Group, Inc.* (Software)	1,488	30,444
Jos. A. Bank Clothiers, Inc.* (Retail)	2,604	74,084
K-Swiss, Inc.—Class A (Apparel)	4,092	74,065
Kaydon Corp. (Metal Fabricate/Hardware)	1,860	101,444
Kendle International, Inc.* (Commercial Services)	1,860	90,991
Kensey Nash Corp.* (Healthcare-Products)	1,860	55,651
Kirby Corp.* (Transportation)	4,836	224,777
Knight Transportation, Inc. (Transportation)	8,556	126,714
Kopin Corp.* (Semiconductors)	3,720	11,755
Landstar System, Inc. (Transportation)	8,184	344,956
LCA-Vision, Inc. (Healthcare-Products)	2,976	59,431
LHC Group, Inc.* (Healthcare-Services)	2,232	55,755
LifeCell Corp.* (Biotechnology)	4,464	192,443
Lindsay Manufacturing Co. (Machinery-Diversified)	1,116	78,890
Littelfuse, Inc.* (Electrical Components & Equipment)	1,488	49,044
LKQ Corp.* (Distribution/Wholesale)	17,112	359,694
LoJack Corp.* (Electronics)	2,976	50,027
Lufkin Industries, Inc. (Oil & Gas Services)	1,116	63,936
MagneTek, Inc.* (Electrical Components & Equipment)	1,488	6,369
Manhattan Associates, Inc.* (Computers)	2,232	58,836
Mannatech, Inc. (Pharmaceuticals)	2,232	14,106
ManTech International Corp.—Class A* (Software)	1,860	81,505
Martek Biosciences Corp.* (Biotechnology)	4,836	143,049
Matrix Service Co.* (Oil & Gas Services)	1,860	40,585
MAXIMUS, Inc. (Commercial Services)	1,116	43,089
Mentor Corp. (Healthcare-Products)	2,604	101,816
Mercury Computer Systems, Inc.* (Computers)	1,488	23,972
Meridian Bioscience, Inc. (Healthcare-Products)	3,720	111,898
Merit Medical Systems, Inc.* (Healthcare-Products)	4,092	56,879
Meritage Homes Corp.* (Home Builders)	4,092	59,620
MGI Pharma, Inc.* (Pharmaceuticals)	12,276	497,546
Micros Systems, Inc.* (Computers)	6,324	443,692
Microsemi Corp.* (Semiconductors)	5,580	123,541
Midas, Inc.* (Commercial Services)	744	10,907
Mobile Mini, Inc.* (Storage/Warehousing)	2,976	55,175
Molina Healthcare, Inc.* (Healthcare-Services)	2,232	86,378
Monarch Casino & Resort, Inc.* (Lodging)	2,232	53,747
Moog, Inc.—Class A* (Aerospace/Defense)	3,348	153,372
Movado Group, Inc. (Retail)	1,116	28,224
MTS Systems Corp. (Computers)	1,488	63,493
Multimedia Games, Inc.* (Leisure Time)	1,860	15,512
Myers Industries, Inc. (Miscellaneous Manufacturing)	2,232	32,297
Napster, Inc.* (Software)	1,860	3,664
Nara Bancorp, Inc. (Banks)	3,348	39,071
NATCO Group, Inc.—Class A* (Oil & Gas Services)	1,488	80,575
NETGEAR, Inc.* (Telecommunications)	5,208	185,769
Network Equipment Technologies, Inc.* (Telecommunications)	1,116	9,397
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	1,860	25,817
Oceaneering International, Inc.* (Oil & Gas Services)	8,184	551,192
Odyssey Healthcare, Inc.* (Healthcare-Services)	2,232	24,686
Old Dominion Freight Line, Inc.* (Transportation)	2,604	60,178
Omnicell, Inc.* (Software)	2,232	60,108
OptionsXpress Holdings, Inc. (Diversified Financial Services)	6,696	226,459
P.F. Chang’s China Bistro, Inc.* (Retail)	4,092	93,461
Palomar Medical Technologies, Inc.* (Healthcare-Products)	2,604	39,893
Panera Bread Co.—Class A* (Retail)	4,836	173,226

See accompanying notes to the financial statements.

28

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Papa John’s International, Inc.* (Retail)	2,976	$67,555
PAREXEL International Corp.* (Commercial Services)	1,488	71,870
Patriot Coal Corp.* (Coal)	2,604	108,691
Pediatrix Medical Group, Inc.* (Healthcare-Services)	7,440	507,036
Peet’s Coffee & Tea, Inc.* (Beverages)	744	21,628
Penn Virginia Corp. (Oil & Gas)	5,580	243,455
Perficient, Inc.* (Internet)	2,232	35,132
Pericom Semiconductor Corp.* (Semiconductors)	1,488	27,826
PetMed Express, Inc.* (Pharmaceuticals)	3,720	45,012
Petroleum Development* (Oil & Gas)	2,232	131,978
Pharmanet Development Group, Inc.* (Commercial Services)	2,976	116,689
PharMerica Corp.* (Pharmaceuticals)	4,464	61,960
Phase Forward, Inc.* (Software)	2,232	48,546
Philadelphia Consolidated Holding Corp.* (Insurance)	8,928	351,317
Phoenix Technologies, Ltd.* (Software)	1,488	19,165
Pioneer Drilling Co.* (Oil & Gas)	4,092	48,613
Planar Systems, Inc.* (Electronics)	1,116	7,142
Plexus Corp.* (Electronics)	2,604	68,381
Polaris Industries, Inc. (Leisure Time)	5,208	248,786
Pool Corp. (Distribution/Wholesale)	7,068	140,158
Portfolio Recovery Associates, Inc. (Diversified Financial Services)	2,232	88,543
Possis Medical, Inc.* (Healthcare-Products)	2,604	37,966
Pre-Paid Legal Services, Inc.* (Commercial Services)	1,488	82,361
PrivateBancorp, Inc. (Banks)	2,976	97,166
ProAssurance Corp.* (Insurance)	3,348	183,872
Progress Software Corp.* (Software)	3,720	125,290
Prosperity Bancshares, Inc. (Banks)	2,604	76,532
PSS World Medical, Inc.* (Healthcare-Products)	6,324	123,761
Quality Systems, Inc. (Software)	2,604	79,396
Quanex Corp. (Metal Fabricate/Hardware)	5,580	289,602
Quiksilver, Inc.* (Apparel)	13,020	111,712
Radiant Systems, Inc.* (Computers)	1,488	25,638
Radio One, Inc.—Class D* (Media)	6,696	15,870
RadiSys Corp.* (Computers)	1,488	19,939
Ralcorp Holdings, Inc.* (Food)	2,604	158,297
RC2 Corp.* (Toys/Games/Hobbies)	1,860	52,210
Red Robin Gourmet Burgers, Inc.* (Retail)	1,488	47,601
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	4,836	116,789
Respironics, Inc.* (Healthcare-Products)	11,160	730,757
Rewards Network, Inc.* (Commercial Services)	2,232	11,093
RLI Corp. (Insurance)	1,488	84,504
Robbins & Myers, Inc. (Machinery-Diversified)	744	56,269
Rogers Corp.* (Electronics)	1,488	64,535
RTI International Metals, Inc.* (Mining)	1,488	102,568
Ruth’s Chris Steak House, Inc.* (Retail)	1,488	13,303
Salix Pharmaceuticals, Ltd.* (Pharmaceuticals)	4,092	32,245
Sanderson Farms, Inc. (Food)	1,488	50,265
Savient Pharmaceuticals, Inc.* (Biotechnology)	2,976	68,359
ScanSource, Inc.* (Distribution/Wholesale)	3,720	120,342
Sciele Pharma, Inc.* (Pharmaceuticals)	5,208	106,504
SEACOR SMIT, Inc.* (Oil & Gas Services)	1,860	172,496
Secure Computing Corp.* (Internet)	8,556	82,138
Select Comfort Corp.* (Retail)	7,068	49,547
Shaw Group, Inc.* (Engineering & Construction)	5,580	337,255
Shuffle Master, Inc.* (Entertainment)	5,208	62,444
SI International, Inc.* (Computers)	1,488	40,875
Sierra Health Services, Inc.* (Healthcare-Services)	8,556	359,010
Signature Bank* (Banks)	2,232	75,330
Simpson Manufacturing Co., Inc. (Building Materials)	5,580	148,372
Skechers U.S.A., Inc.—Class A* (Apparel)	1,860	36,289
SkyWest, Inc. (Airlines)	5,580	149,823
Skyworks Solutions, Inc.* (Semiconductors)	7,068	60,078
Smith Micro Software, Inc.* (Software)	4,464	37,810
Sonic Corp.* (Retail)	9,300	203,670
Sonic Solutions* (Electronics)	4,092	42,516
Spartan Motors, Inc. (Auto Parts & Equipment)	1,860	14,210
SPSS, Inc.* (Software)	2,976	106,868
St. Mary Land & Exploration Co. (Oil & Gas)	9,300	359,073
Stage Stores, Inc. (Retail)	6,324	93,595
Stamps.com, Inc.* (Internet)	2,604	31,717
Standard Microsystems Corp.* (Semiconductors)	1,488	58,136
Standard Pacific Corp. (Home Builders)	9,672	32,401
Stone Energy Corp.* (Oil & Gas)	1,860	87,253
Stratasys, Inc.* (Computers)	3,348	86,512
Sturm, Ruger & Co., Inc.* (Miscellaneous Manufacturing)	1,116	9,240
Sunrise Assisted Living, Inc.* (Healthcare-Services)	6,696	205,433
Superior Well Services, Inc.* (Oil & Gas Services)	2,232	47,363
Supertex, Inc.* (Semiconductors)	1,116	34,920
SurModics, Inc.* (Healthcare-Products)	2,232	121,131
Swift Energy Co.* (Oil & Gas)	2,976	131,271
Sykes Enterprises, Inc.* (Computers)	1,860	33,480
Symmetry Medical, Inc.* (Healthcare-Products)	3,348	58,356
Synaptics, Inc.* (Computers)	2,232	91,869
Take-Two Interactive Software, Inc.* (Software)	5,952	109,814
Teledyne Technologies, Inc.* (Aerospace/Defense)	5,208	277,743
Tetra Tech, Inc.* (Environmental Control)	3,348	71,982
TETRA Technologies, Inc.* (Oil & Gas Services)	7,440	115,841
Texas Industries, Inc. (Building Materials)	1,488	104,309
Texas Roadhouse, Inc.—Class A* (Retail)	4,836	53,486
The Andersons, Inc. (Agriculture)	1,116	49,997
The Children’s Place Retail Stores, Inc.* (Retail)	2,604	67,522
The Gymboree Corp.* (Apparel)	4,464	135,973
The Hain Celestial Group, Inc.* (Food)	2,976	95,232
The Knot, Inc.* (Internet)	2,232	35,578
The Men’s Wearhouse, Inc. (Retail)	4,464	120,439
The Navigators Group, Inc.* (Insurance)	1,116	72,540
THQ, Inc.* (Software)	5,208	146,814
Toro Co. (Housewares)	5,952	324,027
Tower Group, Inc. (Insurance)	1,488	49,699
Tractor Supply Co.* (Retail)	5,208	187,175
TradeStation Group, Inc.* (Diversified Financial Services)	4,464	63,433
Trimble Navigation, Ltd.* (Electronics)	18,228	551,215
Triumph Group, Inc. (Aerospace/Defense)	1,116	91,903
TrueBlue, Inc.* (Commercial Services)	3,348	48,479
TTM Technologies, Inc.* (Electronics)	2,976	34,700
Tween Brands, Inc.* (Retail)	1,860	49,253
Tyler Technologies, Inc.* (Computers)	5,208	67,131
UCBH Holdings, Inc. (Banks)	15,624	221,236
UMB Financial Corp. (Banks)	1,488	57,080
Unit Corp.* (Oil & Gas)	7,068	326,895
United Natural Foods, Inc.* (Food)	6,324	200,597
United Online, Inc. (Internet)	10,044	118,720
Universal Electronics, Inc.* (Home Furnishings)	1,116	37,319
Universal Technical Institute, Inc.* (Commercial Services)	3,720	63,240
USANA Health Sciences, Inc.* (Pharmaceuticals)	1,116	41,381
Valmont Industries, Inc. (Metal Fabricate/Hardware)	1,116	99,458
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	4,836	178,932
ViaSat, Inc.* (Telecommunications)	4,092	140,888
Vicor Corp. (Electrical Components & Equipment)	744	11,599
ViroPharma, Inc.* (Pharmaceuticals)	5,208	41,352
Vital Signs, Inc. (Healthcare-Products)	744	38,033
Volcom, Inc.* (Apparel)	2,232	49,171
W-H Energy Services, Inc.* (Oil & Gas Services)	3,348	188,191
Waste Connections, Inc.* (Environmental Control)	10,416	321,854

See accompanying notes to the financial statements.

29

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	4,092	$189,910
WD-40 Co. (Household Products/Wares)	1,116	42,375
Websense, Inc.* (Internet)	6,696	113,698
Wilshire Bancorp, Inc. (Banks)	2,604	20,441
Winnebago Industries, Inc. (Home Builders)	2,976	62,556
Wintrust Financial Corp. (Banks)	1,488	49,297
WMS Industries, Inc.* (Leisure Time)	6,324	231,711
Wolverine World Wide, Inc. (Apparel)	4,836	118,579
Woodward Governor Co. (Electronics)	1,860	126,387
World Acceptance Corp.* (Diversified Financial Services)	2,604	70,256
World Fuel Services Corp. (Retail)	2,604	75,594
Wright Express Corp.* (Commercial Services)	5,952	211,236
Zenith National Insurance Corp. (Insurance)	5,580	249,593
Zep, Inc.* (Chemicals)	1,488	20,639
Zumiez, Inc.* (Retail)	2,604	63,433

TOTAL COMMON STOCKS
(Cost $26,243,242)		39,613,209

Repurchase Agreements (0.3%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $36,008 (Collateralized by $37,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $37,263)	$36,000	36,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $103,024 (Collateralized by $105,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $105,745)	103,000	103,000

TOTAL REPURCHASE AGREEMENTS
(Cost $139,000)		139,000

TOTAL INVESTMENT SECURITIES
(Cost $26,382,242)—100.6%		39,752,209
Net other assets (liabilities)—(0.6)%		(253,464)

NET ASSETS—100.0%		$39,498,745

* Non-income producing security

ProFund VP Small-Cap Growth invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.4%
Aerospace/Defense	2.9%
Agriculture	0.1%
Airlines	0.4%
Apparel	3.2%
Auto Manufacturers	0.1%
Auto Parts & Equipment	NM
Banks	2.8%
Beverages	0.2%
Biotechnology	1.7%
Building Materials	0.9%
Chemicals	0.3%
Coal	0.3%
Commercial Services	4.8%
Computers	4.1%
Cosmetics/Personal Care	0.6%
Distribution/Wholesale	1.9%
Diversified Financial Services	1.7%
Electric	0.2%
Electrical Components & Equipment	0.2%
Electronics	6.7%
Energy-Alternate Sources	0.2%
Engineering & Construction	0.9%
Entertainment	0.2%
Environmental Control	1.0%
Food	1.8%
Forest Products & Paper	0.2%
Hand/Machine Tools	0.2%
Healthcare-Products	8.2%
Healthcare-Services	5.1%
Home Builders	0.4%
Home Furnishings	0.1%
Household Products/Wares	0.9%
Housewares	0.8%
Insurance	3.5%
Internet	2.7%
Leisure Time	1.2%
Lodging	0.1%
Machinery-Construction & Mining	0.1%
Machinery-Diversified	1.0%
Media	NM
Metal Fabricate/Hardware	1.3%
Mining	1.0%
Miscellaneous Manufacturing	1.7%
Office Furnishings	0.1%
Oil & Gas	5.2%
Oil & Gas Services	6.4%
Pharmaceuticals	2.8%
REIT	0.1%
Real Estate	0.2%
Retail	6.2%
Semiconductors	2.2%
Software	5.7%
Storage/Warehousing	0.1%
Telecommunications	1.8%
Toys/Games/Hobbies	0.2%
Transportation	3.2%
Other**	(0.3)%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.

30

PROFUNDS VP ProFund VP Small-Cap Growth

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $26,243,242)	$39,613,209
Repurchase agreements, at cost	139,000

Total Investment Securities	39,752,209
Cash	60,331
Dividends and interest receivable	11,647
Receivable for capital shares issued	264
Prepaid expenses	163

Total Assets	39,824,614

Liabilities:
Payable for investments purchased	191,670
Payable for capital shares redeemed	58,372
Advisory fees payable	22,278
Management services fees payable	2,970
Administration fees payable	1,181
Administrative services fees payable	13,087
Distribution fees payable	10,558
Trustee fees payable	8
Transfer agency fees payable	3,212
Fund accounting fees payable	1,823
Compliance services fees payable	1,169
Other accrued expenses	19,541

Total Liabilities	325,869

Net Assets	$39,498,745

Net Assets consist of:
Capital	$30,372,497
Accumulated net realized gains (losses) on investments	(4,243,719)
Net unrealized appreciation (depreciation) on investments	13,369,967

Net Assets	$39,498,745

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,391,912

Net Asset Value (offering and redemption price per share)	$28.38

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$306,674
Interest	10,450

Total Investment Income	317,124

Expenses:
Advisory fees	576,550
Management services fees	115,311
Administration fees	23,917
Transfer agency fees	25,462
Administrative services fees	261,025
Distribution fees	192,183
Custody fees	51,646
Fund accounting fees	36,579
Trustee fees	1,239
Compliance services fees	947
Other fees	47,118

Total Gross Expenses before reductions	1,331,977
Less Expenses reduced by the Advisor	(49,112)

Total Net Expenses	1,282,865

Net Investment Income (Loss)	(965,741)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	4,404,459
Net realized gains (losses) on futures contracts	(8,296)
Change in net unrealized appreciation/depreciation on investments	(5,126,761)

Net Realized and Unrealized Gains (Losses) on Investments	(730,598)

Change in Net Assets Resulting from Operations	$(1,696,339)

See accompanying notes to the financial statements.

31

PROFUNDS VP ProFund VP Small-Cap Growth
Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(965,741)	$(1,432,867)
Net realized gains (losses) on investments	4,396,163	17,512,869
Change in net unrealized appreciation/depreciation on investments	(5,126,761)	(2,844,860)

Change in net assets resulting from operations	(1,696,339)	13,235,142

Distributions to Shareholders From:
Net realized gains on investments	(11,842,921)	(17,971,525)

Change in net assets resulting from distributions	(11,842,921)	(17,971,525)

Capital Transactions:
Proceeds from shares issued	356,897,440	553,493,648
Dividends reinvested	11,842,921	17,971,525
Value of shares redeemed	(397,181,770)	(672,183,371)

Change in net assets resulting from capital transactions	(28,441,409)	(100,718,198)

Change in net assets	(41,980,669)	(105,454,581)
Net Assets:
Beginning of period	81,479,414	186,933,995

End of period	$39,498,745	$81,479,414

Share Transactions:
Issued	10,681,112	14,088,721
Reinvested	403,507	586,155
Redeemed	(12,197,570)	(16,988,248)

Change in shares	(1,112,951)	(2,313,372)

See accompanying notes to the financial statements.

32

PROFUNDS VP ProFund VP Small-Cap Growth
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$32.53	$38.80	$36.08	$31.35	$23.34

Investment Activities:
Net investment income (loss)(a)	(0.42)	(0.51)	(0.38)	(0.44)	(0.37)
Net realized and unrealized gains (losses) on investments	1.93 (b)	3.31	3.10	6.57	8.38

Total income (loss) from investment activities	1.51	2.80	2.72	6.13	8.01

Distributions to Shareholders From:
Net realized gains on investments	(5.66)	(9.07)	—	(1.40)	—

Net Asset Value, End of Period	$28.38	$32.53	$38.80	$36.08	$31.35

Total Return	4.06%	8.65%	7.54%	19.80%	34.32%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.79%	1.85%	1.90%	2.00%
Net expenses	1.67%	1.77%	1.85%	1.90%	1.98%
Net investment income (loss)	(1.26)%	(1.31)%	(1.03)%	(1.32)%	(1.36)%

Supplemental Data:
Net assets, end of period (000’s)	$39,499	$81,479	$186,934	$210,984	$153,401
Portfolio turnover rate(c)	454%	472%	585%	979%	785%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

33

ProFund VP Asia 30

The ProFund VP Asia 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. For the year ended December 31, 2007, the Fund had a total return of 47.74%, compared to a return of 45.57%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Baidu.com (+245.90%), China Mobile (+105.16%), and Posco (+82.98%), while the bottom three performers in this group were Petrochina Co (+29.18%), China Petroleum & Chemicals (+63.09%), and BHP Billiton (+79.33%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Asia 30 from May 1, 2002 (inception date) to December 31, 2007, assuming the reinvestments of distributions. The ProFunds Asia 30 Index and the MSCI AC Asia Pacific Free Excluding Japan Index may differ significantly.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net
ProFund VP Asia 30	5/1/02	47.74%	32.17%	22.51%	1.66%	1.63%
ProFunds Asia 30 Index	5/1/02	45.57%	31.68%	22.74%	N/A	N/A
MSCI AC Asia Pacific Free Excluding Japan Index	5/1/02	37.33%	32.49%	25.03%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The ProFunds Asia 30 Index is a price return index. The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The MSCI AC Asia Pacific Free Excluding Japan Index is a capitalization weighted index generally representative of the performance of the Asia Pacific region excluding the country of Japan.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

34

PROFUNDS VP
ProFund VP Asia 30

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Asia 30 seeks daily investment results, before fees and expenses that correspond to the daily performance of the ProFunds Asia 30 Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%
Futures Contracts	NM

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM   Not meaningful, amount is less than 0.5%.

Largest Equity Holdings
Company	% of Net Assets

China Mobile, Ltd.	13.2%
PetroChina Company, Ltd.	11.2%
China Life Insurance Co., Ltd.	8.1%
China Petroleum and Chemical Corp.	7.9%
BHP Billiton, Ltd.	5.3%

ProFunds Asia 30 Index - Composition
% of Index

China	49%
Hong King	18%
India	9%
Taiwan	8%
South Korea	7%
Australia	5%
Philippines	2%
Singapore	2%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Asia 30	December 31, 2007

Common Stocks (99.6)%
	Shares	Value

Aluminum Corp. of China, Ltd. (Mining)	162,207	$8,214,162
American Oriental Bioengineering, Inc.* (Biotechnology)	281,643	3,120,604
AU Optronics Corp. (Electronics)	256,626	4,927,219
Baidu.com, Inc.* (Internet)	26,631	10,396,476
BHP Billiton, Ltd. (Mining)	195,294	13,678,392
CDC Corp.—Class A* (Internet)	351,045	1,709,589
China Life Insurance Co., Ltd. (Insurance)	271,152	20,743,128
China Mobile, Ltd. (Telecommunications)	390,588	33,930,380
China Petroleum and Chemical Corp. (Oil & Gas)	137,190	20,331,558
Chunghwa Telecom Co., Ltd. (Telecommunications)	214,931	4,537,193
CNOOC, Ltd. (Oil & Gas)	68,595	11,484,861
Ctrip.com International, Ltd. (Internet)	88,770	5,101,612
Flextronics International, Ltd.* (Electronics)	315,537	3,805,376
Focus Media Holding, Ltd.* (Advertising)	87,963	4,997,178
HDFC Bank, Ltd. (Banks)	50,034	6,526,935
Home Inns & Hotels Management, Inc.* (Lodging)	93,612	3,336,332
Icici Bank, Ltd. (Banks)	108,945	6,700,118
Infosys Technologies, Ltd. (Software)	104,910	4,758,718
Kookmin Bank* (Banks)	61,332	4,496,862
Netease.com, Inc.* (Internet)	179,961	3,412,061
PetroChina Company, Ltd. (Oil & Gas)	163,821	28,745,671
Philippine Long Distance Telephone Co. (Telecommunications)	71,016	5,377,332
POSCO (Iron/Steel)	54,876	8,253,899
Satyam Computer Services, Ltd. (Software)	150,909	4,032,288
SINA Corp.* (Internet)	90,384	4,004,915
SK Telecom Co., Ltd. (Telecommunications)	171,084	5,105,147
Sohu.com, Inc.* (Internet)	125,085	6,819,634
Suntech Power Holdings Co., Ltd.* (Energy–Alternate Sources)	91,191	7,506,843
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors)	714,195	7,113,382
United Microelectronics Corp. (Semiconductors)	855,775	2,960,982

TOTAL COMMON STOCKS
(Cost $148,979,861)		256,128,847

Repurchase Agreements (0.7%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $526,120 (Collateralized by $535,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $536,994)	$526,000	526,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $1,394,321 (Collateralized by $1,310,000 Federal National Mortgage Association, 7.125%, 6/15/10, market value $1,421,961)	1,394,000	1,394,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,920,000)		1,920,000

TOTAL INVESTMENT SECURITIES
(Cost $150,899,861)—100.3%		258,048,847
Net other assets (liabilities)—(0.3)%		(774,595)

NET ASSETS—100.0%		$257,274,252

As of December 31, 2007, all securities in this portfolio were traded on U.S. Exchanges.
*	Non-income producing security

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini S&P 500 Futures Contract expiring March 2008 (Underlying face amount at value $368,625)	5	$(6,518)

See accompanying notes to the financial statements.

35

PROFUNDS VP ProFund VP Asia 30	Schedule of Portfolio Investments December 31, 2007

ProFund VP Asia 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	1.9%
Banks	6.8%
Biotechnology	1.2%
Electronics	3.4%
Energy-Alternate Sources	2.9%
Insurance	8.1%
Internet	12.2%
Iron/Steel	3.2%
Lodging	1.3%
Mining	8.5%
Oil & Gas	23.6%
Semiconductors	4.0%
Software	3.4%
Telecommunications	19.1%
Other**	0.4%

ProFund VP Asia 30 invested, as a percentage of net assets, in securities with exposure to the following countries, as of December 31, 2007:

Australia	5.3%
China	49.3%
Hong Kong	18.3%
India	8.6%
South Korea	6.9%
Philippines	2.1%
Singapore	1.5%
Taiwan	7.6%
Other**	0.4%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

36

PROFUNDS VP ProFund VP Asia 30

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $148,979,861)	$256,128,847
Repurchase agreements, at cost	1,920,000

Total Investment Securities	258,048,847
Cash	227,322
Segregated cash balances with brokers for futures contracts	22,061
Dividends and interest receivable	51,077
Receivable for capital shares issued	73,682
Receivable for investments sold	151,118
Prepaid expenses	312

Total Assets	258,574,419

Liabilities:
Payable for investments purchased	378,319
Payable for capital shares redeemed	500,515
Variation margin on futures contracts	3,125
Advisory fees payable	165,549
Management services fees payable	22,073
Administration fees payable	6,902
Administrative services fees payable	77,618
Distribution fees payable	69,357
Trustee fees payable	44
Transfer agency fees payable	16,284
Fund accounting fees payable	10,654
Compliance services fees payable	4,650
Other accrued expenses	45,077

Total Liabilities	1,300,167

Net Assets	$257,274,252

Net Assets consist of:
Capital	$155,223,386
Accumulated net investment income (loss)	779,107
Accumulated net realized gains (losses) on investments	(5,870,709)
Net unrealized appreciation (depreciation) on investments	107,142,468

Net Assets	$257,274,252

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,828,095

Net Asset Value (offering and redemption price per share)	$90.97

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$3,988,451
Interest	81,417
Foreign tax withholding	(360,837)

Total Investment Income	3,709,031

Expenses:
Advisory fees	1,374,268
Management services fees	274,855
Administration fees	57,479
Transfer agency fees	61,849
Administrative services fees	594,151
Distribution fees	458,089
Custody fees	10,074
Fund accounting fees	83,062
Trustee fees	2,584
Compliance services fees	4,104
Other fees	101,029

Total Gross Expenses before reductions	3,021,544
Less Expenses reduced by the Advisor	(91,620)

Total Net Expenses	2,929,924

Net Investment Income (Loss)	779,107

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities.	2,894,048
Net realized gains (losses) on futures contracts	(93,603)
Change in net unrealized appreciation/depreciation on investments	57,098,613

Net Realized and Unrealized Gains (Losses) on Investments	59,899,058

Change in Net Assets Resulting from Operations	$60,678,165

See accompanying notes to the financial statements.

37

PROFUNDS VP ProFund VP Asia 30

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$779,107	$138,700
Net realized gains (losses) on investments	2,800,445	(191,336)
Change in net unrealized appreciation/depreciation on investments	57,098,613	33,505,162

Change in net assets resulting from operations	60,678,165	33,452,526

Distributions to Shareholders From:
Net investment income	(138,700)	(427,520)

Change in net assets resulting from distributions	(138,700)	(427,520)

Capital Transactions:
Proceeds from shares issued	472,362,242	276,769,481
Dividends reinvested	138,700	427,520
Value of shares redeemed	(457,943,272)	(201,508,832)

Change in net assets resulting from capital transactions	14,557,670	75,688,169

Change in net assets	75,097,135	108,713,175
Net Assets:
Beginning of period	182,177,117	73,463,942

End of period	$257,274,252	$182,177,117

Accumulated net investment income (loss)	$779,107	$138,700

Share Transactions:
Issued	5,994,880	5,291,988
Reinvested	1,791	8,360
Redeemed	(6,125,475)	(3,995,509)

Change in shares	(128,804)	1,304,839

See accompanying notes to the financial statements.

38

PROFUNDS VP ProFund VP Asia 30

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the		For the	For the	For the
	year ended	year ended		year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006		Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$61.61	$44.47		$37.30	$38.76	$23.51

Investment Activities:
Net investment income (loss)(a)	0.32	0.07		0.40	0.11	0.17
Net realized and unrealized gains (losses) on investments	29.10	17.34		6.87	(0.38)	15.09

Total income (loss) from investment activities	29.42	17.41		7.27	(0.27)	15.26

Distributions to Shareholders From:
Net investment income	(0.06)	(0.27)		(0.10)	(0.12)	(0.01)
Net realized gains on investments	—	—		—	(1.07)	—

Total distributions	(0.06)	(0.27)		(0.10)	(1.19)	(0.01)

Net Asset Value, End of Period	$90.97	$61.61		$44.47	$37.30	$38.76

Total Return	47.74%	39.29%		19.51%	(0.54)%	64.92%

Ratios to Average Net Assets:
Gross expenses	1.65%	1.71%		1.82%	1.86%	1.93%
Net expenses	1.60%	1.68	%(b)	1.82%	1.86%	1.93%
Net investment income (loss)	0.42%	0.13%		0.97%	0.29%	0.54%

Supplemental Data:
Net assets, end of period (000’s)	$257,274	$182,177		$73,464	$41,545	$49,138
Portfolio turnover rate(c)	214%	161%		256%	473%	831%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.66% for the year ended December 31, 2006.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

39

ProFund VP Europe 30

The ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. For the year ended December 31, 2007, the Fund had a total return of 14.58%, compared to a return of 13.86%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Rio Tinto (+101.57%), Nokia (+93.55%), and Siemens (+62.71%), while the bottom three performers in this group were, HSBC Holdings Corp (–4.08%), Novartis (–3.63%) and BP (+13.15%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Europe 30 from October 18, 1999 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Europe 30	10/18/99	14.58%	18.21%	4.11%	1.65%	1.63%

ProFunds Europe 30 Index	10/18/99	13.86%	17.50%	3.59%	N/A	N/A

Dow Jones STOXX 50 Index	10/18/99	14.11%	20.39%	8.01%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The ProFunds Europe 30 Index is a price return index. The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks. The Dow Jones STOXX 50 Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expense associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

40

PROFUNDS VP
ProFund VP Europe 30

Allocation of Portfolio Holdings & Index Composition (unaudited)

December 31, 2007

Investment Objective: The ProFund VP Europe 30 seeks daily investment results, before fees and expenses that correspond to the daily performance of the ProFunds Europe 30 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	99%

Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Royal Dutch Shell PLC—Class A	6.7%
BP Amoco PLC	5.8%
Vodafone Group PLC	5.5%
Total Fina SA	5.2%
Nokia OYJ	5.0%

ProFunds Europe 30 Index - Composition
% of Index

United Kingdom	40%
Switzerland	15%
France	13%
Germany	11%
Netherlands	2%
Luxembourg	8%
Finland	5%
Ireland	4%
Sweden	2%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Europe 30	December 31, 2007

Common Stocks (99.4%)
	Shares	Value

ABB, Ltd. (Engineering & Construction)	153,153	$4,410,806
Alcatel SA (Telecommunications)	203,490	1,489,547
Alcon, Inc. (Healthcare-Products)	22,491	3,217,113
ArcelorMittal (Iron/Steel)	68,544	5,301,878
ASML Holding NV* (Semiconductors)	80,205	2,509,614
AstraZeneca PLC (Pharmaceuticals)	72,828	3,118,495
Barclays PLC (Banks)	73,899	2,983,303
BP Amoco PLC (Oil & Gas)	104,958	7,679,777
Business Objects SA* (Software)	55,692	3,391,643
Credit Suisse Group (Diversified Financial Services)	54,621	3,282,722
DaimlerChrysler AG (Auto Manufacturers)	48,195	4,608,888
Diageo PLC (Beverages)	39,627	3,401,185
Elan Corp. PLC* (Pharmaceuticals)	146,727	3,225,059
GlaxoSmithKline PLC (Pharmaceuticals)	101,745	5,126,931
HSBC Holdings PLC (Banks)	74,970	6,275,739
Millicom International Cellular SA* (Telecommunications)	26,775	3,157,844
Nokia OYJ (Telecommunications)	172,431	6,619,626
Novartis AG (Pharmaceuticals)	98,532	5,351,273
Rio Tinto PLC (Mining)	12,852	5,396,555
Royal Dutch Shell PLC—Class A (Oil & Gas)	104,958	8,837,464
Ryanair Holdings PLC* (Airlines)	54,621	2,154,252
Sanofi-Aventis (Pharmaceuticals)	107,100	4,876,263
SAP AG (Software)	72,828	3,717,869
Shire Pharmaceuticals Group PLC (Pharmaceuticals)	34,272	2,363,054
Siemens AG (Miscellaneous Manufacturing)	37,485	5,898,640
Telefonaktiebolaget LM Ericsson (Telecommunications)	92,106	2,150,675
Tenaris SA (Iron/Steel)	58,905	2,634,821
Total Fina SA (Oil & Gas)	82,467	6,811,774
UBS AG (Diversified Financial Services)	80,325	3,694,950
Vodafone Group PLC (Telecommunications)	193,851	7,234,519

TOTAL COMMON STOCKS
(Cost $85,686,927)		130,922,279

Repurchase Agreements (0.2%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $71,016 (Collateralized by $75,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $75,279)	$71,000	71,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $189,044 (Collateralized by $192,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $193,362)	189,000	189,000

TOTAL REPURCHASE AGREEMENTS
(Cost $260,000)		260,000

TOTAL INVESTMENT SECURITIES
(Cost $85,946,927)—99.6%		131,182,279
Net other assets (liabilities)—0.4%		539,196

NET ASSETS—100.0%		$131,721,475

As of December 31, 2007, all securities in this portfolio were traded on U.S. exchanges.
* Non-income producing security

ProFund VP Europe 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Airlines	1.6%
Auto Manufacturers	3.5%
Banks	7.1%
Beverages	2.6%
Diversified Financial Services	5.3%
Engineering & Construction	3.4%
Healthcare-Products	2.4%
Iron/Steel	6.0%
Mining	4.1%
Miscellaneous Manufacturing	4.5%
Oil & Gas	17.7%
Pharmaceuticals	18.3%
Semiconductors	1.9%
Software	5.4%
Telecommunications	15.6%
Other**	0.6%

See accompanying notes to the financial statements.

41

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Europe 30	December 31, 2007

ProFund VP Europe 30 invested, as a percentage of net assets, in securities with exposure to the following countries, as of December 31, 2007:

Finland	5.0%
France	12.6%
Germany	10.8%
Ireland	4.1%
Luxembourg	8.4%
Netherlands	1.9%
Sweden	1.6%
Switzerland	15.2%
United Kingdom	39.8%
United States**	0.6%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

42

PROFUNDS VP
ProFund VP Europe 30

Statement of Assets and Liabilities

December 31, 2007

Assets:
Securities, at value (cost $85,686,927)	$130,922,279
Repurchase agreements, at cost	260,000

Total Investment Securities	131,182,279
Cash	64,240
Dividends and interest receivable	233,729
Receivable for capital shares issued	12,040
Receivable for investments sold	4,887,590
Prepaid expenses	279

Total Assets	136,380,157

Liabilities:
Payable for investments purchased	18,716
Payable for capital shares redeemed	4,390,366
Advisory fees payable	87,935
Management services fees payable	11,725
Administration fees payable	3,668
Administrative services fees payable	48,561
Distribution fees payable	42,893
Trustee fees payable	23
Transfer agency fees payable	8,518
Fund accounting fees payable	5,662
Compliance services fees payable	2,956
Other accrued expenses	37,659

Total Liabilities	4,658,682

Net Assets	$131,721,475

Net Assets consist of:
Capital	$110,485,559
Accumulated net investment income (loss)	1,304,612
Accumulated net realized gains (losses) on investments	(25,304,048)
Net unrealized appreciation (depreciation) on investments	45,235,352

Net Assets	$131,721,475

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,707,178

Net Asset Value (offering and redemption price per share)	$35.53

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$3,947,640
Interest	32,723
Foreign tax withholding	(292,738)

Total Investment Income	3,687,625

Expenses:
Advisory fees	1,107,460
Management services fees	221,493
Administration fees	46,032
Transfer agency fees	48,992
Administrative services fees	473,114
Distribution fees	369,153
Custody fees	23,923
Fund accounting fees	66,086
Trustee fees	2,238
Compliance services fees	2,474
Other fees	95,881

Total Gross Expenses before reductions	2,456,846
Less Expenses reduced by the Advisor	(73,833)

Total Net Expenses	2,383,013

Net Investment Income (Loss)	1,304,612

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	9,671,807
Net realized gains (losses) on futures contracts	(60,474)
Change in net unrealized appreciation/depreciation on investments	3,106,070

Net Realized and Unrealized Gains (Losses) on Investments	12,717,403

Change in Net Assets Resulting from Operations	$14,022,015

See accompanying notes to the financial statements.

43

PROFUNDS VP
ProFund VP Europe 30

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,304,612	$2,790,426
Net realized gains (losses) on investments	9,611,333	4,363,692
Change in net unrealized appreciation/depreciation on investments	3,106,070	13,273,457

Change in net assets resulting from operations	14,022,015	20,427,575

Distributions to Shareholders From:
Net investment income	(2,790,426)	(492,626)
Net realized gains on investments	(1,137,286)	(2,816,012)

Change in net assets resulting from distributions	(3,927,712)	(3,308,638)

Capital Transactions:
Proceeds from shares issued	428,613,665	261,413,045
Dividends reinvested	3,927,712	3,308,638
Value of shares redeemed	(470,938,634)	(242,285,502)

Change in net assets resulting from capital transactions	(38,397,257)	22,436,181

Change in net assets	(28,302,954)	39,555,118
Net Assets:
Beginning of period	160,024,429	120,469,311

End of period	$131,721,475	$160,024,429

Accumulated net investment income (loss)	$1,304,612	$2,790,426

Share Transactions:
Issued	12,425,191	8,673,743
Reinvested	113,847	113,816
Redeemed	(13,834,466)	(8,094,139)

Change in shares	(1,295,428)	693,420

See accompanying notes to the financial statements.

44

PROFUNDS VP
ProFund VP Europe 30

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$31.99	$27.96	$28.28	$24.96	$18.01

Investment Activities:
Net investment income (loss)(a)	0.31	0.64	0.13	0.03	0.05
Net realized and unrealized gains (losses) on investments	4.33	4.18	2.14	3.53	6.92

Total income (loss) from investment activities	4.64	4.82	2.27	3.56	6.97

Distributions to Shareholders From:
Net investment income	(0.78)	(0.12)	(0.04)	(0.03)	(0.02)
Net realized gains on investments	(0.32)	(0.67)	(2.55)	(0.21)	—

Total distributions	(1.10)	(0.79)	(2.59)	(0.24)	(0.02)

Net Asset Value, End of Period	$35.53	$31.99	$27.96	$28.28	$24.96

Total Return	14.58%	17.51%	8.09%	14.32%	38.73%
Ratios to Average Net Assets:
Gross expenses	1.66%	1.69%	1.76%	1.78%	1.91%
Net expenses	1.61%	1.66%	1.76%	1.78%	1.91%
Net investment income (loss)	0.88%	2.12%	0.45%	0.12%	0.25%

Supplemental Data:
Net Assets, end of period (000’s)	$131,721	$160,024	$120,469	$140,608	$142,019
Portfolio turnover rate(b)	280%	172%	230%	319%	376%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

45

ProFund VP Financials

The ProFund VP Financials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index. For the year ended December 31, 2007, the Fund had a total return of –19.11%, compared to a return of –17.66%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Financials Index measures the performance of the financial services industry of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Bank of New York Mellon Corp (+19.35%), Goldman Sachs (+8.59%), and JPMorgan Chase (–6.90%), while the bottom three performers in this group were Citigroup (–44.71%), Wachovia (–29.91%), and Bank of America (–18.86%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Financials from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Financials	1/22/01	–19.11%	7.03%	1.60%	1.72%	1.63%

Dow Jones U.S. Financials Index	1/22/01	–17.66%	9.43%	4.19%	N/A	N/A

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance shares above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

46

PROFUNDS VP
ProFund VP Financials

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Financials seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Financials Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Bank of America Corp.	7.3%
J.P. Morgan Chase & Co.	5.8%
Citigroup, Inc.	5.6%
American International Group, Inc.	5.1%
Wells Fargo & Co.	3.8%

Dow Jones U.S. Financials Index - Composition
% of Index

Banks	38%
General Financial	27%
Non-Life Insurance	17%
Real Estate	11%
Life Insurance	7%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Financials	December 31, 2007

Common Stocks (100.1%)
	Shares	Value

ACE, Ltd.ADR (Insurance)	3,080	$190,283
Affiliated Managers Group, Inc.* (Diversified Financial Services)	280	32,889
AFLAC, Inc. (Insurance)	4,760	298,119
Alabama National BanCorp (Banks)	280	21,787
Alexandria Real Estate Equities, Inc. (REIT)	280	28,468
Allied World Assurance Holdings, Ltd.ADR (Insurance)	280	14,048
Allstate Corp. (Insurance)	5,600	292,488
AMB Property Corp. (REIT)	840	48,350
Ambac Financial Group, Inc. (Insurance)	1,120	28,862
American Express Co. (Diversified Financial Services)	10,080	524,362
American Financial Group, Inc. (Insurance)	560	16,173
American International Group, Inc. (Insurance)	21,840	1,273,272
American National Insurance Co. (Insurance)	280	33,947
AmeriCredit Corp.* (Diversified Financial Services)	1,120	14,325
Ameriprise Financial, Inc. (Diversified Financial Services)	2,240	123,446
Annaly Mortgage Management, Inc. (REIT)	3,920	71,266
AON Corp. (Insurance)	2,520	120,179
Apartment Investment and Management Co.—Class A (REIT)	840	29,173
Arch Capital Group, Ltd.ADR* (Insurance)	560	39,396
Arthur J. Gallagher & Co. (Insurance)	840	20,320
Aspen Insurance Holdings, Ltd.ADR (Insurance)	840	24,226
Associated Banc-Corp (Banks)	1,120	30,341
Assurant, Inc. (Insurance)	840	56,196
Assured Guaranty, Ltd.ADR (Insurance)	560	14,862
Astoria Financial Corp. (Savings & Loans)	840	19,547
Avalonbay Communities, Inc. (REIT)	840	79,078
Axis Capital Holdings, Ltd.ADR (Insurance)	1,400	54,558
BancorpSouth, Inc. (Banks)	840	19,832
Bank of America Corp. (Banks)	43,960	1,813,790
Bank of Hawaii Corp. (Banks)	560	28,638
Bank of New York Mellon Corp. (Banks)	11,200	546,112
BB&T Corp. (Banks)	5,320	163,164
Bear Stearns Cos., Inc. (Diversified Financial Services)	1,120	98,840
BioMed Realty Trust, Inc. (REIT)	560	12,975
BlackRock, Inc.—Class A (Diversified Financial Services)	280	60,704
BOK Financial Corp. (Banks)	280	14,476
Boston Properties, Inc. (REIT)	1,120	102,827
Brandywine Realty Trust (REIT)	840	15,061
BRE Properties, Inc.—Class A (REIT)	560	22,697
Brookfield Properties Corp.ADR (Real Estate)	1,960	37,730
Brown & Brown, Inc. (Insurance)	1,120	26,320
Camden Property Trust (REIT)	560	26,964
Capital One Financial Corp. (Diversified Financial Services)	4,200	198,492
CapitalSource, Inc. (Diversified Financial Services)	1,400	24,626
Cathay Bancorp, Inc. (Banks)	560	14,834
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	1,960	42,238
CBL & Associates Properties, Inc. (REIT)	560	13,390
Chubb Corp. (Insurance)	3,640	198,671
Cincinnati Financial Corp. (Insurance)	1,400	55,356
CIT Group, Inc. (Diversified Financial Services)	1,960	47,099
Citigroup, Inc. (Diversified Financial Services)	47,320	1,393,101
Citizens Republic Bancorp, Inc. (Banks)	840	12,188
City National Corp. (Banks)	280	16,674
CME Group, Inc. (Diversified Financial Services)	560	384,160
Comerica, Inc. (Banks)	1,400	60,942
Commerce Bancorp, Inc. (Banks)	1,960	74,754
Commerce Bancshares, Inc. (Banks)	560	25,122
Conseco, Inc.* (Insurance)	1,960	24,618
Corporate Office Properties Trust (REIT)	560	17,640
Countrywide Credit Industries, Inc. (Diversified Financial Services)	5,600	50,064
Cullen/Frost Bankers, Inc. (Banks)	560	28,370
DCT Industrial Trust, Inc. (REIT)	1,680	15,641
Delphi Financial Group, Inc.—Class A (Insurance)	560	19,757
Developers Diversified Realty Corp. (REIT)	1,120	42,885
DiamondRock Hospitality Co. (REIT)	840	12,583
Digital Realty Trust, Inc. (REIT)	560	21,487
Discover Financial Services (Diversified Financial Services)	4,200	63,336
Douglas Emmett, Inc. (REIT)	840	18,992
Duke-Weeks Realty Corp. (REIT)	1,400	36,512
E* TRADE Financial Corp.* (Diversified Financial Services)	4,200	14,910
East West Bancorp, Inc. (Banks)	560	13,569
Eaton Vance Corp. (Diversified Financial Services)	1,120	50,859
Endurance Specialty Holdings, Ltd.ADR (Insurance)	560	23,369
Entertainment Properties Trust (REIT)	280	13,160
Equifax, Inc. (Commercial Services)	1,400	50,904
Equity Residential Properties Trust (REIT)	2,520	91,904
Erie Indemnity Co.—Class A (Insurance)	560	29,058

See accompanying notes to the financial statements.

47

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Financials	December 31, 2007

Common Stocks, continued
	Shares	Value

Essex Property Trust, Inc. (REIT)	280	$27,297
Everest Re Group, Ltd.ADR (Insurance)	560	56,224
Fannie Mae (Diversified Financial Services)	9,520	380,610
Federal Realty Investment Trust (REIT)	560	46,004
Federated Investors, Inc.—Class B (Diversified Financial Services)	840	34,574
Fidelity National Title Group, Inc.—Class A (Insurance)	2,240	32,726
Fifth Third Bancorp (Banks)	4,760	119,619
First American Financial Corp. (Insurance)	840	28,661
First Community Bancorp (Banks)	280	11,547
First Horizon National Corp. (Banks)	1,120	20,328
First Industrial Realty Trust, Inc. (REIT)	560	19,376
First Midwest Bancorp, Inc. (Banks)	560	17,136
First Niagara Financial Group, Inc. (Savings & Loans)	1,120	13,485
FirstMerit Corp. (Banks)	840	16,808
Forest City Enterprises, Inc.—Class A (Real Estate)	560	24,886
Franklin Resources, Inc. (Diversified Financial Services)	1,680	192,243
Freddie Mac (Diversified Financial Services)	6,440	219,411
Fulton Financial Corp. (Banks)	1,680	18,850
General Growth Properties, Inc. (REIT)	2,240	92,243
Genworth Financial, Inc.—Class A (Diversified Financial Services)	4,200	106,890
Hanover Insurance Group, Inc. (Insurance)	560	25,648
Hartford Financial Services Group, Inc. (Insurance)	3,080	268,545
HCC Insurance Holdings, Inc. (Insurance)	1,120	32,122
HCP, Inc. (REIT)	2,240	77,907
Health Care REIT, Inc. (REIT)	840	37,540
Healthcare Realty Trust, Inc. (REIT)	560	14,218
Highwoods Properties, Inc. (REIT)	560	16,453
Hilb, Rogal, and Hobbs Co. (Insurance)	280	11,360
Home Properties, Inc. (REIT)	280	12,558
Hospitality Properties Trust (REIT)	840	27,065
Host Marriott Corp. (REIT)	5,040	85,882
HRPT Properties Trust (REIT)	2,240	17,315
Hudson City Bancorp, Inc. (Savings & Loans)	4,760	71,495
Huntington Bancshares, Inc. (Banks)	3,640	53,726
IntercontinentalExchange, Inc.* (Diversified Financial Services)	560	107,800
International Bancshares Corp. (Banks)	560	11,726
Investment Technology Group, Inc.* (Diversified Financial Services)	560	26,650
IPC Holdings, Ltd.ADR (Insurance)	560	16,167
iStar Financial, Inc. (REIT)	1,120	29,176
J.P. Morgan Chase & Co. (Diversified Financial Services)	33,040	1,442,196
Janus Capital Group, Inc. (Diversified Financial Services)	1,680	55,188
Jefferies Group, Inc. (Diversified Financial Services)	1,120	25,816
Jones Lang LaSalle, Inc. (Real Estate)	280	19,925
KeyCorp (Banks)	3,640	85,358
Kilroy Realty Corp. (REIT)	280	15,389
Kimco Realty Corp. (REIT)	2,240	81,536
Knight Capital Group, Inc.—Class A* (Diversified Financial Services)	840	12,096
LaSalle Hotel Properties (REIT)	280	8,932
Lazard, Ltd.—Class AADR (Diversified Financial Services)	560	22,781
Legg Mason, Inc. (Diversified Financial Services)	1,400	102,410
Liberty Property Trust (REIT)	840	24,200
Lincoln National Corp. (Insurance)	2,520	146,714
Loews Corp. (Insurance)	4,480	225,523
M&T Bank Corp. (Banks)	840	68,519
Mack-Cali Realty Corp. (REIT)	560	19,040
Marsh & McLennan Cos., Inc. (Insurance)	5,320	140,820
Marshall & Ilsley Corp. (Banks)	2,520	66,730
MasterCard, Inc.—Class A (Software)	560	120,512
MBIA, Inc. (Insurance)	1,120	20,866
Mercury General Corp. (Insurance)	280	13,947
Merrill Lynch & Co., Inc. (Diversified Financial Services)	7,840	420,851
MetLife, Inc. (Insurance)	4,480	276,058
MF Global, Ltd.ADR* (Diversified Financial Services)	840	26,435
MGIC Investment Corp. (Insurance)	840	18,841
Mid-America Apartment Communities, Inc. (REIT)	280	11,970
Moneygram International, Inc. (Software)	840	12,911
Montpelier Re Holdings, Ltd.ADR (Insurance)	840	14,288
Moody’s Corp. (Commercial Services)	2,240	79,968
Morgan Stanley Dean Witter & Co. (Diversified Financial Services)	9,520	505,607
NASDAQ Stock Market, Inc.* (Diversified Financial Services)	1,120	55,429
National City Corp. (Banks)	5,600	92,176
National Financial Partners (Diversified Financial Services)	280	12,771
National Retail Properties, Inc. (REIT)	560	13,093
Nationwide Financial Services (Insurance)	560	25,206
Nationwide Health Properties, Inc. (REIT)	840	26,376
New York Community Bancorp (Savings & Loans)	3,080	54,146
NewAlliance Bancshares, Inc. (Savings & Loans)	1,120	12,902
Northern Trust Corp. (Banks)	1,960	150,097
Nymex Holdings, Inc. (Diversified Financial Services)	560	74,822
NYSE Euronext (Diversified Financial Services)	1,960	172,029
Old Republic International Corp. (Insurance)	2,240	34,518
PartnerRe, Ltd.ADR (Insurance)	560	46,217
Pennsylvania REIT (REIT)	280	8,310
People’s United Financial, Inc. (Banks)	1,120	19,936
Philadelphia Consolidated Holding Corp.* (Insurance)	560	22,036
Platinum Underwriters Holdings, Ltd.ADR (Insurance)	560	19,914
Plum Creek Timber Co., Inc. (Forest Products & Paper)	1,680	77,347
PMI Group, Inc. (Insurance)	840	11,155
PNC Financial Services Group (Banks)	3,360	220,584
Popular, Inc. (Banks)	2,520	26,712
Post Properties, Inc. (REIT)	560	19,667
Potlatch Corp. (Forest Products & Paper)	280	12,443
Principal Financial Group, Inc. (Insurance)	2,520	173,477
ProAssurance Corp.* (Insurance)	280	15,378
Progressive Corp. (Insurance)	6,440	123,390
ProLogis (REIT)	2,520	159,718
Prosperity Bancshares, Inc. (Banks)	560	16,458
Protective Life Corp. (Insurance)	560	22,971
Prudential Financial, Inc. (Insurance)	4,480	416,819
Public Storage, Inc. (REIT)	1,120	82,219
Raymond James Financial Corp. (Diversified Financial Services)	840	27,434
Rayonier, Inc. (Forest Products & Paper)	840	39,682
Realty Income Corp. (REIT)	1,120	30,262
Regency Centers Corp. (REIT)	560	36,114
Regions Financial Corp. (Banks)	6,720	158,928
Reinsurance Group of America, Inc. (Insurance)	280	14,694
RenaissanceRe HoldingsADR (Insurance)	560	33,734
RLI Corp. (Insurance)	280	15,901
SAFECO Corp. (Insurance)	840	46,771
SEI Investments Co. (Software)	1,400	45,038
Selective Insurance Group, Inc. (Insurance)	560	12,874
Senior Housing Properties Trust (REIT)	840	19,051

See accompanying notes to the financial statements.

48

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Financials	December 31, 2007

Common Stocks, continued
	Shares	Value

Simon Property Group, Inc. (REIT)	2,240	$194,567
SL Green Realty Corp. (REIT)	560	52,338
SLM Corp. (Diversified Financial Services)	3,920	78,949
South Financial Group, Inc. (Banks)	840	13,129
Sovereign Bancorp, Inc. (Savings & Loans)	3,360	38,304
St. Joe Co. (Real Estate)	840	29,828
StanCorp Financial Group, Inc. (Insurance)	560	28,213
State Street Corp. (Banks)	3,640	295,568
Strategic Hotels & Resorts, Inc. (REIT)	840	14,053
Sunstone Hotel Investors, Inc. (REIT)	560	10,242
SunTrust Banks, Inc. (Banks)	3,360	209,967
Susquehanna Bancshares, Inc. (Banks)	840	15,490
SVB Financial Group* (Banks)	280	14,112
Synovus Financial Corp. (Banks)	2,800	67,424
T. Rowe Price Group, Inc. (Diversified Financial Services)	2,520	153,418
Taubman Centers, Inc. (REIT)	560	27,546
TCF Financial Corp. (Banks)	1,120	20,082
TD Ameritrade Holding Corp.* (Diversified Financial Services)	2,240	44,934
The Charles Schwab Corp. (Diversified Financial Services)	9,240	236,082
The Colonial BancGroup, Inc. (Banks)	1,400	18,956
The Commerce Group, Inc. (Insurance)	560	20,149
The Goldman Sachs Group, Inc. (Diversified Financial Services)	3,640	782,782
The Macerich Co. (REIT)	840	59,690
The Phoenix Cos., Inc. (Insurance)	1,120	13,294
The Travelers Companies, Inc. (Insurance)	6,440	346,472
Thornburg Mortgage Asset Corp. (REIT)	1,400	12,936
Torchmark Corp. (Insurance)	840	50,845
Transatlantic Holdings, Inc. (Insurance)	280	20,348
Trustmark Corp. (Banks)	560	14,202
U.S. Bancorp (Banks)	16,800	533,232
UCBH Holdings, Inc. (Banks)	1,120	15,859
UDR, Inc. (REIT)	1,400	27,790
UnionBanCal Corp. (Banks)	560	27,390
United Bankshares, Inc. (Banks)	560	15,691
Unitrin, Inc. (Insurance)	560	26,874
UnumProvident Corp. (Insurance)	3,640	86,596
Valley National Bancorp (Banks)	1,120	21,347
Ventas, Inc. (REIT)	1,400	63,350
Vornado Realty Trust (REIT)	1,400	123,130
W.R. Berkley Corp. (Insurance)	1,680	50,081
Wachovia Corp. (Banks)	19,320	734,740
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	840	30,316
Washington Federal, Inc. (Savings & Loans)	840	17,732
Washington Mutual, Inc. (Savings & Loans)	8,400	114,324
Washington REIT (REIT)	560	17,590
Webster Financial Corp. (Banks)	560	17,903
Weingarten Realty Investors (REIT)	840	26,410
Wells Fargo & Co. (Banks)	31,360	946,759
Westamerica Bancorp (Banks)	280	12,474
Whitney Holding Corp. (Banks)	560	14,644
Willis Group Holdings, Ltd.ADR (Insurance)	1,120	42,526
Wilmington Trust Corp. (Banks)	560	19,712
XL Capital, Ltd.—Class AADR (Insurance)	1,680	84,521
Zenith National Insurance Corp. (Insurance)	280	12,524
Zions Bancorp (Banks)	1,120	52,293

TOTAL COMMON STOCKS
(Cost $19,495,621)		24,917,581

Repurchase Agreements (0.4%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $30,007 (Collateralized by $31,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $31,220)	$30,000	30,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $82,019 (Collateralized by $84,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $84,596)	82,000	82,000

TOTAL REPURCHASE AGREEMENTS
(Cost $112,000)		112,000

TOTAL INVESTMENT SECURITIES
(Cost $19,607,621)—100.5%		25,029,581
Net other assets (liabilities)—(0.5)%		(130,753)

NET ASSETS—100.0%		$24,898,828

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Financials invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Banks	29.0%
Commercial Services	0.5%
Diversified Financial Services	33.5%
Forest Products & Paper	0.4%
Insurance	24.2%
REIT	9.8%
Real Estate	0.5%
Savings & Loans	1.4%
Software	0.8%
Other**	(0.1)%

**	Includes any non-equity securities and net other assets (liabilities).
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.

49

PROFUNDS VP ProFund VP Financials

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $19,495,621)	$24,917,581
Repurchase agreements, at cost	112,000

Total Investment Securities	25,029,581
Cash	798
Dividends and interest receivable	47,067
Receivable for capital shares issued	924,955
Receivable for investments sold	19,087
Prepaid expenses	115

Total Assets	26,021,603

Liabilities:
Payable for investments purchased	1,078,046
Payable for capital shares redeemed	5,554
Advisory fees payable	9,379
Management services fees payable	1,250
Administration fees payable	605
Administrative services fees payable	6,349
Distribution fees payable	6,684
Trustee fees payable	4
Transfer agency fees payable	1,348
Fund accounting fees payable	934
Compliance services fees payable	511
Other accrued expenses	12,111

Total Liabilities	1,122,775

Net Assets	$24,898,828

Net Assets consist of:
Capital	$24,966,445
Accumulated net investment income (loss)	353,453
Accumulated net realized gains (losses) on investments	(5,843,030)
Net unrealized appreciation (depreciation) on investments	5,421,960

Net Assets	$24,898,828

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	768,904

Net Asset Value (offering and redemption price per share)	$32.38

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$906,978
Interest	2,152

Total Investment Income	909,130

Expenses:
Advisory fees	255,679
Management services fees	51,136
Administration fees	10,648
Transfer agency fees	11,221
Administrative services fees	106,339
Distribution fees	85,226
Custody fees	29,289
Fund accounting fees	16,435
Trustee fees	544
Compliance services fees	418
Other fees	26,858

Total Gross Expenses before reductions	593,793
Less Expenses reduced by the Advisor	(38,116)

Total Net Expenses	555,677

Net Investment Income (Loss)	353,453

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	423,664
Change in net unrealized appreciation/depreciation on investments	(6,807,488)

Net Realized and Unrealized Gains (Losses) on Investments	(6,383,824)

Change in Net Assets Resulting from Operations	$(6,030,371)

See accompanying notes to the financial statements.

50

PROFUNDS VP ProFund VP Financials

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$353,453	$349,425
Net realized gains (losses) on investments	423,664	(44,782)
Change in net unrealized appreciation/depreciation on investments	(6,807,488)	5,184,077

Change in net assets resulting from operations	(6,030,371)	5,488,720

Distributions to Shareholders From:
Net investment income	(349,425)	(196,539)

Change in net assets resulting from distributions	(349,425)	(196,539)

Capital Transactions:
Proceeds from shares issued	79,724,295	117,432,507
Dividends reinvested	349,425	196,539
Value of shares redeemed	(98,405,131)	(109,235,218)

Change in net assets resulting from capital transactions	(18,331,411)	8,393,828

Change in net assets	(24,711,207)	13,686,009
Net Assets:
Beginning of period	49,610,035	35,924,026

End of period	$24,898,828	$49,610,035

Accumulated net investment income (loss)	$353,453	$349,425

Share Transactions:
Issued	2,090,110	3,141,286
Reinvested	9,475	5,213
Redeemed	(2,551,398)	(2,957,018)

Change in shares	(451,813)	189,481

See accompanying notes to the financial statements.

51

PROFUNDS VP ProFund VP Financials

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$40.64	$34.84	$33.80	$30.72	$23.85

Investment Activities:
Net investment income (loss)(a)	0.41	0.34	0.27	0.20	0.11
Net realized and unrealized gains (losses) on investments	(8.11)	5.69	1.06	2.97	6.80

Total income (loss) from investment activities	(7.70)	6.03	1.33	3.17	6.91

Distributions to Shareholders From:
Net investment income	(0.56)	(0.23)	(0.29)	(0.09)	(0.04)

Net Asset Value, End of Period	$32.38	$40.64	$34.84	$33.80	$30.72

Total Return	(19.11)%	17.35%	3.98%	10.34%	28.99%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.76%	1.92%	1.92%	2.07%
Net expenses	1.63%	1.68%	1.92%	1.92%	1.98%
Net investment income (loss)	1.04%	0.90%	0.80%	0.63%	0.42%

Supplemental Data:
Net assets, end of period (000’s)	$24,899	$49,610	$35,924	$30,767	$21,024
Portfolio turnover rate(b)	216%	247%	316%	595%	726%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

52

ProFund VP Health Care

The ProFund VP Health Care seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Health Care Index. For the year ended December 31, 2007, the Fund had a total return of 6.58%, compared to a return of 8.36%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Health Care Index measures the performance of the healthcare industry of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Merck (+37.36%), Abbott Laboratories (+18.04%), and United Health Group (+8.38%), while the bottom three performers in this group were Amgen (–32.02%), Wyeth (–11.36%), and Pfizer (–8.15%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Health Care from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Health Care	1/22/01	6.58%	7.41%	0.67%	1.72%	1.63%

Dow Jones U.S. Health Care Index	1/22/01	8.36%	9.39%	2.65%	N/A	N/A

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

53

PROFUNDS VP
ProFund VP Health Care

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Health Care seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Health Care Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Johnson & Johnson	10.9%
Pfizer, Inc.	8.8%
Merck & Co., Inc.	7.2%
Abbott Laboratories	4.9%
UnitedHealth Group, Inc.	4.3%

Dow Jones U.S. Health Care Index Composition
% of Index

Pharmaceuticals and Biotechnology	62%
Health Care Equipment and Services	38%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Health Care	December 31, 2007

Common Stocks (100.1%)
	Shares	Value

Abbott Laboratories (Pharmaceuticals)	54,924	$3,083,983
Adams Respiratory Therapeutics, Inc.* (Pharmaceuticals)	1,194	71,330
Advanced Medical Optics, Inc.* (Healthcare-Products)	2,388	58,578
Aetna, Inc. (Healthcare-Services)	17,910	1,033,944
Affymetrix, Inc.* (Biotechnology)	2,388	55,258
Alcon, Inc.ADR (Healthcare-Products)	2,985	426,974
Alexion Pharmaceuticals, Inc.* (Biotechnology)	1,194	89,586
Alkermes, Inc.* (Pharmaceuticals)	3,582	55,843
Allergan, Inc. (Pharmaceuticals)	10,746	690,323
Alpharma, Inc.—Class A* (Pharmaceuticals)	1,791	36,089
American Medical Systems Holdings, Inc.* (Healthcare-Products)	2,388	34,530
AMERIGROUP Corp.* (Healthcare-Services)	1,791	65,282
Amgen, Inc.* (Biotechnology)	38,805	1,802,104
Amylin Pharmaceuticals, Inc.* (Pharmaceuticals)	4,776	176,712
APP Pharmaceuticals, Inc.* (Pharmaceuticals)	597	6,131
Applera Corp.—Applied Biosystems Group (Electronics)	5,970	202,502
Applera Corp.—Celera Genomics Group* (Biotechnology)	2,985	47,372
Apria Healthcare Group, Inc.* (Healthcare-Services)	1,791	38,632
ArthroCare Corp.* (Healthcare-Products)	1,194	57,372
Bard (C.R.), Inc. (Healthcare-Products)	3,582	339,574
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	3,582	190,204
Baxter International, Inc. (Healthcare-Products)	22,686	1,316,922
Beckman Coulter, Inc. (Healthcare-Products)	2,388	173,846
Becton, Dickinson & Co. (Healthcare-Products)	8,358	698,562
Bio-Rad Laboratories, Inc.—Class A* (Biotechnology)	597	61,861
Biogen Idec, Inc.* (Biotechnology)	10,746	611,662
BioMarin Pharmaceutical, Inc.* (Pharmaceuticals)	3,582	126,803
Boston Scientific Corp.* (Healthcare-Products)	48,954	569,335
Bristol-Myers Squibb Co. (Pharmaceuticals)	69,849	1,852,395
Brookdale Senior Living, Inc. (Healthcare-Services)	1,194	33,922
Celgene Corp.* (Biotechnology)	13,731	634,510
Centene Corp.* (Healthcare-Services)	1,791	49,145
Cephalon, Inc.* (Pharmaceuticals)	2,388	171,363
Charles River Laboratories International, Inc.* (Biotechnology)	2,388	157,130
CIGNA Corp. (Insurance)	10,149	545,306
Community Health Systems, Inc.* (Healthcare-Services)	3,582	132,033
Cooper Cos., Inc. (Healthcare-Products)	1,791	68,058
Covance, Inc.* (Healthcare-Services)	2,388	206,849
Coventry Health Care, Inc.* (Healthcare-Services)	5,373	318,350
Covidien, Ltd.ADR (Healthcare-Products)	17,910	793,234
Cubist Pharmaceuticals, Inc.* (Pharmaceuticals)	1,791	36,733
CV Therapeutics, Inc.* (Pharmaceuticals)	1,791	16,209
Datascope Corp. (Healthcare-Products)	597	21,731
DaVita, Inc.* (Healthcare-Services)	3,582	201,846
DENTSPLY International, Inc. (Healthcare-Products)	4,776	215,016
Edwards Lifesciences Corp.* (Healthcare-Products)	1,791	82,368
Eli Lilly & Co. (Pharmaceuticals)	34,626	1,848,682
Endo Pharmaceuticals Holdings, Inc.* (Pharmaceuticals)	4,776	127,376
Enzo Biochem, Inc.* (Biotechnology)	1,194	15,212
Enzon Pharmaceuticals, Inc.* (Biotechnology)	1,791	17,068
Express Scripts, Inc.* (Pharmaceuticals)	7,761	566,553
Forest Laboratories, Inc.* (Pharmaceuticals)	11,343	413,452
Gen-Probe, Inc.* (Healthcare-Products)	1,791	112,708
Genentech, Inc.* (Biotechnology)	16,716	1,121,142
Genzyme Corp.* (Biotechnology)	9,552	711,051
Gilead Sciences, Inc.* (Pharmaceuticals)	33,432	1,538,206
Haemonetics Corp.* (Healthcare-Products)	1,194	75,246
Health Management Associates, Inc.—Class A (Healthcare-Services)	8,358	49,981
Health Net, Inc.* (Healthcare-Services)	4,179	201,846
HEALTHSOUTH Corp.* (Healthcare-Services)	2,985	62,685
Healthways, Inc.* (Healthcare-Services)	1,194	69,777
Henry Schein, Inc.* (Healthcare-Products)	2,985	183,279
Hillenbrand Industries, Inc. (Healthcare-Products)	1,791	99,812
Hologic, Inc.* (Healthcare-Products)	4,179	286,847
Hospira, Inc.* (Pharmaceuticals)	5,373	229,105
Human Genome Sciences, Inc.* (Biotechnology)	4,776	49,861
Humana, Inc.* (Healthcare-Services)	5,970	449,601
IDEXX Laboratories, Inc.* (Healthcare-Products)	2,388	140,008
Illumina, Inc.* (Biotechnology)	1,791	106,135
ImClone Systems, Inc.* (Pharmaceuticals)	2,388	102,684
Immucor, Inc.* (Healthcare-Products)	2,388	81,168
Incyte Genomics, Inc.* (Biotechnology)	2,985	29,999
InterMune, Inc.* (Biotechnology)	1,194	15,916

See accompanying notes to the financial statements.

54

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Health Care	December 31, 2007

Common Stocks, continued
	Shares	Value

Intuitive Surgical, Inc.* (Healthcare-Products)	1,194	$387,453
Invacare Corp. (Healthcare-Products)	1,194	30,089
Inverness Medical Innovations, Inc.* (Healthcare-Products)	2,388	134,158
Invitrogen Corp.* (Biotechnology)	1,791	167,297
Johnson & Johnson (Healthcare-Products)	102,087	6,809,203
Kinetic Concepts, Inc.* (Healthcare-Products)	1,791	95,926
King Pharmaceuticals, Inc.* (Pharmaceuticals)	8,358	85,586
Laboratory Corp. of America Holdings* (Healthcare-Services)	4,179	315,640
LifePoint Hospitals, Inc.* (Healthcare-Services)	1,791	53,264
Lincare Holdings, Inc.* (Healthcare-Services)	2,985	104,953
Magellan Health Services, Inc.* (Healthcare-Services)	1,194	55,676
Medarex, Inc.* (Pharmaceuticals)	4,776	49,766
Medco Health Solutions, Inc.* (Pharmaceuticals)	9,552	968,573
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	1,791	46,512
Medtronic, Inc. (Healthcare-Products)	40,596	2,040,761
Mentor Corp. (Healthcare-Products)	1,194	46,685
Merck & Co., Inc. (Pharmaceuticals)	77,610	4,509,917
MGI Pharma, Inc.* (Pharmaceuticals)	2,985	120,982
Millennium Pharmaceuticals, Inc.* (Biotechnology)	11,343	169,918
Millipore Corp.* (Biotechnology)	1,791	131,065
Mylan Laboratories, Inc. (Pharmaceuticals)	10,746	151,089
Myriad Genetics, Inc.* (Biotechnology)	1,791	83,138
Nektar Therapeutics* (Biotechnology)	2,985	20,029
Neurocrine Biosciences, Inc.* (Pharmaceuticals)	1,194	5,421
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	597	8,286
Odyssey Healthcare, Inc.* (Healthcare-Services)	1,194	13,206
Onyx Pharmaceuticals, Inc.* (Pharmaceuticals)	1,791	99,615
OSI Pharmaceuticals, Inc.* (Pharmaceuticals)	1,791	86,881
Owens & Minor, Inc. (Distribution/Wholesale)	1,194	50,661
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	1,194	28,656
PAREXEL International Corp.* (Commercial Services)	1,194	57,670
Patterson Cos., Inc.* (Healthcare-Products)	4,776	162,145
PDL BioPharma, Inc.* (Biotechnology)	4,179	73,216
Pediatrix Medical Group, Inc.* (Healthcare-Services)	1,791	122,057
Perrigo Co. (Pharmaceuticals)	2,985	104,505
Pfizer, Inc. (Pharmaceuticals)	243,576	5,536,482
Pharmaceutical Product Development, Inc. (Commercial Services)	3,582	144,605
PharMerica Corp.* (Pharmaceuticals)	1,194	16,573
PSS World Medical, Inc.* (Healthcare-Products)	2,388	46,733
Psychiatric Solutions, Inc.* (Healthcare-Services)	1,791	58,208
Quest Diagnostics, Inc. (Healthcare-Services)	5,373	284,232
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	2,388	57,670
ResMed, Inc.* (Healthcare-Products)	2,985	156,802
Respironics, Inc.* (Healthcare-Products)	2,388	156,366
Savient Pharmaceuticals, Inc.* (Biotechnology)	1,791	41,139
Schering-Plough Corp. (Pharmaceuticals)	57,909	1,542,696
Sepracor, Inc.* (Pharmaceuticals)	4,179	109,699
Sierra Health Services, Inc.* (Healthcare-Services)	1,791	75,150
St. Jude Medical, Inc.* (Healthcare-Products)	11,940	485,242
STERIS Corp. (Healthcare-Products)	2,388	68,870
Stryker Corp. (Healthcare-Products)	11,343	847,549
Sunrise Assisted Living, Inc.* (Healthcare-Services)	1,791	54,948
Techne Corp.* (Healthcare-Products)	1,194	78,864
Tenet Healthcare Corp.* (Healthcare-Services)	16,716	84,917
The Medicines Co.* (Pharmaceuticals)	1,791	34,316
Theravance, Inc.* (Pharmaceuticals)	1,791	34,925
Thermo Electron Corp.* (Electronics)	14,925	860,874
United Therapeutics Corp.* (Pharmaceuticals)	597	58,297
UnitedHealth Group, Inc. (Healthcare-Services)	45,969	2,675,396
Universal Health Services, Inc.—Class B (Healthcare-Services)	1,791	91,699
Valeant Pharmaceuticals International* (Pharmaceuticals)	2,985	35,730
Varian Medical Systems, Inc.* (Healthcare-Products)	4,776	249,116
Varian, Inc.* (Electronics)	1,194	77,968
Ventana Medical Systems, Inc.* (Healthcare-Products)	1,194	104,153
Vertex Pharmaceuticals, Inc.* (Biotechnology)	4,776	110,946
Waters Corp.* (Electronics)	3,582	283,229
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	3,582	97,215
WellCare Health Plans, Inc.* (Healthcare-Services)	1,194	50,638
WellPoint, Inc.* (Healthcare-Services)	20,298	1,780,744
Wyeth (Pharmaceuticals)	47,760	2,110,514
Zimmer Holdings, Inc.* (Healthcare-Products)	8,358	552,882

TOTAL COMMON STOCKS
(Cost $51,998,352)		62,808,298

Repurchase Agreements (0.2%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $22,005 (Collateralized by $23,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $23,163)	$22,000	22,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $62,014 (Collateralized by $63,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $63,447)	62,000	62,000

TOTAL REPURCHASE AGREEMENTS
(Cost $84,000)		84,000

TOTAL INVESTMENT SECURITIES
(Cost $52,082,352)—100.3%		62,892,298
Net other assets (liabilities)—(0.3)%		(167,889)

NET ASSETS—100.0%		$62,724,409

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Health Care invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Biotechnology	10.1%
Commercial Services	0.3%
Distribution/Wholesale	0.1%
Electronics	2.2%
Healthcare-Products	29.1%
Healthcare-Services	13.8%
Insurance	0.9%
Pharmaceuticals	43.6%
Other**	(0.1)%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

55

PROFUNDS VP
ProFund VP Health Care

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $51,998,352)	$62,808,298
Repurchase agreements, at cost	84,000

Total Investment Securities	62,892,298
Cash	467
Dividends and interest receivable	33,992
Receivable for capital shares issued	7,887,074
Prepaid expenses	200

Total Assets	70,814,031

Liabilities:
Payable for investments purchased	7,997,209
Payable for capital shares redeemed	11,566
Advisory fees payable	27,808
Management services fees payable	3,708
Administration fees payable	1,326
Administrative services fees payable	13,816
Distribution fees payable	12,495
Trustee fees payable	8
Transfer agency fees payable	2,399
Fund accounting fees payable	2,047
Compliance services fees payable	999
Other accrued expenses	16,241

Total Liabilities	8,089,622

Net Assets	$62,724,409

Net Assets consist of:
Capital	$59,522,143
Accumulated net investment income (loss)	130,707
Accumulated net realized gains (losses) on investments	(7,738,387)
Net unrealized appreciation (depreciation) on investments	10,809,946

Net Assets	$62,724,409

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,996,380

Net Asset Value (offering and redemption price per share)	$31.42

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$1,023,815
Interest	4,798

Total Investment Income	1,028,613

Expenses:
Advisory fees	413,146
Management services fees	82,630
Administration fees	17,199
Transfer agency fees	18,366
Administrative services fees	180,142
Distribution fees	137,715
Custody fees	24,118
Fund accounting fees	25,734
Trustee fees	874
Compliance services fees	1,131
Other fees	46,339

Total Gross Expenses before reductions	947,394
Less Expenses reduced by the Advisor	(49,488)

Total Net Expenses	897,906

Net Investment Income (Loss)	130,707

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	5,280,103
Change in net unrealized appreciation/depreciation on investments	(1,929,133)

Net Realized and Unrealized Gains (Losses) on Investments	3,350,970

Change in Net Assets Resulting from Operations	$3,481,677

See accompanying notes to the financial statements.

56

PROFUNDS VP
ProFund VP Health Care

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
From Investment Activities:	December 31, 2007	December 31, 2006

Operations:
Net investment income (loss)	$130,707	$(136,205)
Net realized gains (losses) on investments	5,280,103	978,919
Change in net unrealized appreciation/depreciation on investments	(1,929,133)	2,391,395

Change in net assets resulting from operations	3,481,677	3,234,109

Capital Transactions:
Proceeds from shares issued	137,261,507	78,539,238
Value of shares redeemed	(145,306,962)	(71,792,596)

Change in net assets resulting from capital transactions	(8,045,455)	6,746,642

Change in net assets	(4,563,778)	9,980,751
Net Assets:
Beginning of period	67,288,187	57,307,436

End of period	$62,724,409	$67,288,187

Accumulated net investment income (loss)	$130,707	$—

Share Transactions:
Issued	4,392,848	2,779,584
Redeemed	(4,679,335)	(2,542,908)

Change in shares	(286,487)	236,676

See accompanying notes to the financial statements.

57

PROFUNDS VP ProFund VP Heath Care

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$29.48	$28.01	$26.42	$25.81	$21.98

Investment Activities:
Net investment income (loss)(a)	0.07	(0.08)	(0.15)	(0.13)	(0.15)
Net realized and unrealized gains (losses) on investments	1.87	1.55	1.74	0.74	3.98

Total income (loss) from investment activities	1.94	1.47	1.59	0.61	3.83

Net Asset Value, End of Period	$31.42	$29.48	$28.01	$26.42	$25.81

Total Return	6.58%	5.25%	6.02%	2.36%	17.42%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.76%	1.89%	1.91%	2.04%
Net expenses	1.63%	1.72%	1.89%	1.91%	1.97%
Net investment income (loss)	0.24%	(0.29)%	(0.57)%	(0.51)%	(0.63)%

Supplemental Data:
Net assets, end of period (000’s)	$62,724	$67,288	$57,307	$40,017	$25,286
Portfolio turnover rate(b)	221%	123%	310%	464%	877%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

58

ProFund VP Technology

The ProFund VP Technology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Index. For the year ended December 31, 2007, the Fund had a total of 14.41%, compared to a return of 15.70%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Technology Index measures the performance of the technology industry of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Apple Inc (+133.47%), Hewlett-Packard (+64.72%), and Intel (+34.22%), while the bottom three performers in this group were Dell (–2.31%), Cisco Systems (–0.95%), and Qualcomm (+5.52%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Technology from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Technology	1/22/01	14.41%	12.71%	–6.09%	1.74%	1.63%

Dow Jones U.S. Technology Index	1/22/01	15.70%	15.13%	–3.83%	N/A	N/A

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

59

PROFUNDS VP
ProFund VP Technology

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Technology seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Technology Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	99%

Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Microsoft Corp.	13.2%
Apple Computer, Inc.	7.6%
Google, Inc.—Class A	7.4%
Cisco Systems, Inc.	7.3%
Intel Corp.	6.9%

Dow Jones U.S. Technology Index - Composition
% of Index

Technology Hardware and Equipment	58%
Software and Computer Services	42%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Technology	December 31, 2007

Common Stocks (98.9%)
	Shares	Value

3Com Corp.* (Telecommunications)	6,064	$27,409
ADC Telecommunications, Inc.* (Telecommunications)	1,516	23,574
Adobe Systems, Inc.* (Software)	9,096	388,672
ADTRAN, Inc. (Telecommunications)	758	16,206
Advanced Micro Devices, Inc.* (Semiconductors)	9,096	68,220
Akamai Technologies, Inc.* (Internet)	2,274	78,680
Altera Corp. (Semiconductors)	5,306	102,512
Amdocs, Ltd.ADR* (Telecommunications)	3,032	104,513
American Tower Corp.* (Telecommunications)	6,064	258,326
Analog Devices, Inc. (Semiconductors)	4,548	144,172
ANSYS, Inc.* (Software)	1,516	62,853
Apple Computer, Inc.* (Computers)	13,644	2,702,604
Applied Materials, Inc. (Semiconductors)	21,982	390,400
Arris Group, Inc.* (Telecommunications)	2,274	22,695
Atheros Communications* (Telecommunications)	758	23,149
Atmel Corp.* (Semiconductors)	6,822	29,471
Autodesk, Inc.* (Software)	3,790	188,590
BEA Systems, Inc.* (Software)	6,064	95,690
BMC Software, Inc.* (Software)	3,032	108,061
Broadcom Corp.—Class A* (Semiconductors)	7,580	198,141
Brocade Communications Systems, Inc.* (Computers)	6,064	44,510
CA, Inc. (Software)	6,822	170,209
CACI International, Inc.—Class A* (Computers)	758	33,936
Cadence Design Systems, Inc.* (Computers)	4,548	77,362
Cerner Corp.* (Software)	758	42,751
Check Point Software Technologies, Ltd.ADR* (Internet)	3,032	66,583
Ciena Corp.* (Telecommunications)	1,516	51,711
Cisco Systems, Inc.* (Telecommunications)	95,508	2,585,402
Citrix Systems, Inc.* (Software)	3,032	115,246
Cognizant Technology Solutions Corp.* (Computers)	4,548	154,359
Computer Sciences Corp.* (Computers)	3,032	149,993
Compuware Corp.* (Software)	4,548	40,386
Corning, Inc. (Telecommunications)	24,256	581,901
Cree Research, Inc.* (Semiconductors)	1,516	41,645
Crown Castle International Corp.* (Telecommunications)	4,548	189,197
Cymer, Inc.* (Electronics)	758	29,509
Cypress Semiconductor Corp.* (Semiconductors)	2,274	81,932
Dell, Inc.* (Computers)	31,078	761,722
Diebold, Inc. (Computers)	758	21,967
Digital River, Inc.* (Internet)	758	25,067
DST Systems, Inc.* (Computers)	758	62,573
Electronic Data Systems Corp. (Computers)	8,338	172,847
Electronics for Imaging, Inc.* (Computers)	758	17,040
EMC Corp.* (Computers)	33,352	618,013
Emulex Corp.* (Semiconductors)	1,516	24,741
Equinix, Inc.* (Internet)	758	76,611
F5 Networks, Inc.* (Internet)	1,516	43,236
Fair Isaac Corp. (Software)	758	24,370
Fairchild Semiconductor International, Inc.* (Semiconductors)	2,274	32,814
First Solar, Inc.* (Energy-Alternate Sources)	758	202,492
FormFactor, Inc.* (Semiconductors)	758	25,090
Foundry Networks, Inc.* (Telecommunications)	2,274	39,840
Gartner Group, Inc.* (Commercial Services)	758	13,310
Google, Inc.—Class A* (Internet)	3,790	2,620,709
Harris Corp. (Telecommunications)	2,274	142,534
Hewlett-Packard Co. (Computers)	33,332	1,682,599
IKON Office Solutions, Inc. (Office/Business Equipment)	1,516	19,738
Informatica Corp.* (Software)	1,516	27,318
Ingram Micro, Inc.—Class A* (Distribution/Wholesale)	2,274	41,023
Integrated Device Technology, Inc.* (Semiconductors)	3,032	34,292
Intel Corp. (Semiconductors)	91,718	2,445,202
International Business Machines Corp. (Computers)	21,224	2,294,314
International Rectifier Corp.* (Semiconductors)	758	25,749
Intersil Corp.—Class A (Semiconductors)	2,274	55,668
Intuit, Inc.* (Software)	4,548	143,762
Jack Henry & Associates, Inc. (Computers)	1,516	36,899
JDS Uniphase Corp.* (Telecommunications)	3,032	40,326
Juniper Networks, Inc.* (Telecommunications)	8,338	276,822
KLA-Tencor Corp. (Semiconductors)	3,032	146,021
Lam Research Corp.* (Semiconductors)	2,274	98,305
Lexmark International, Inc.—Class A* (Computers)	1,516	52,848
Linear Technology Corp. (Semiconductors)	3,032	96,509
LSI Logic Corp.* (Semiconductors)	11,370	60,375
Marvell Technology Group, Ltd.ADR* (Semiconductors)	7,580	105,968
McAfee, Inc.* (Internet)	2,274	85,275

See accompanying notes to the financial statements.

60

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Technology	December 31, 2007

Common Stocks, continued
	Shares	Value

MEMC Electronic Materials, Inc.* (Semiconductors)	3,790	$335,377
Microchip Technology, Inc. (Semiconductors)	3,032	95,265
Micron Technology, Inc.* (Semiconductors)	12,128	87,928
Micros Systems, Inc.* (Computers)	758	53,181
Microsemi Corp.* (Semiconductors)	758	16,782
Microsoft Corp. (Software)	131,134	4,668,370
Motorola, Inc. (Telecommunications)	36,384	583,599
National Semiconductor Corp. (Semiconductors)	3,790	85,806
NCR Corp.* (Computers)	3,032	76,103
Network Appliance, Inc.* (Computers)	5,306	132,438
Novell, Inc.* (Software)	5,306	36,452
Novellus Systems, Inc.* (Semiconductors)	1,516	41,796
Nuance Communications, Inc.* (Software)	2,274	42,478
NVIDIA Corp.* (Semiconductors)	9,096	309,446
ON Semiconductor Corp.* (Semiconductors)	4,548	40,386
Oracle Corp.* (Software)	62,156	1,403,483
Parametric Technology Corp.* (Software)	1,516	27,061
Perot Systems Corp.—Class A* (Computers)	1,516	20,466
Pitney Bowes, Inc. (Office/Business Equipment)	3,790	144,172
Plantronics, Inc. (Telecommunications)	758	19,708
PMC-Sierra, Inc.* (Semiconductors)	3,790	24,787
Polycom, Inc.* (Telecommunications)	1,516	42,115
Progress Software Corp.* (Software)	758	25,529
QLogic Corp.* (Semiconductors)	2,274	32,291
Qualcomm, Inc. (Telecommunications)	25,772	1,014,128
Rambus, Inc.* (Semiconductors)	1,516	31,745
Red Hat, Inc.* (Software)	3,032	63,187
RF Micro Devices, Inc.* (Telecommunications)	4,548	25,969
SAIC, Inc.* (Commercial Services)	2,274	45,753
Salesforce.com, Inc.* (Software)	1,516	95,038
SanDisk Corp.* (Computers)	3,790	125,714
SBA Communications Corp.—Class A* (Telecommunications)	1,516	51,301
Seagate TechnologyADR (Computers)	8,338	212,619
Silicon Laboratories, Inc.* (Semiconductors)	758	28,372
SiRF Technology Holdings, Inc.* (Semiconductors)	758	19,049
Skyworks Solutions, Inc.* (Semiconductors)	2,274	19,329
Sonus Networks, Inc.* (Telecommunications)	4,548	26,515
SRA International, Inc.—Class A* (Computers)	758	22,323
Sun Microsystems, Inc.* (Computers)	13,644	247,366
Sybase, Inc.* (Software)	1,516	39,552
Symantec Corp.* (Internet)	13,644	220,214
Synopsys, Inc.* (Computers)	2,274	58,965
Tech Data Corp.* (Distribution/Wholesale)	758	28,592
Tellabs, Inc.* (Telecommunications)	6,064	39,659
Teradata Corp.* (Computers)	3,032	83,107
Teradyne, Inc.* (Semiconductors)	3,032	31,351
Tessera Technologies, Inc.* (Semiconductors)	758	31,533
Texas Instruments, Inc. (Semiconductors)	21,982	734,199
Tibco Software, Inc.* (Internet)	3,032	24,468
Unisys Corp.* (Computers)	5,306	25,097
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	1,516	56,092
VeriFone Holdings, Inc.* (Software)	758	17,624
VeriSign, Inc.* (Internet)	3,790	142,542
VMware, Inc.—Class A* (Software)	758	64,422
Western Digital Corp.* (Computers)	3,790	114,496
Xerox Corp.* (Office/Business Equipment)	14,402	233,168
Xilinx, Inc. (Semiconductors)	4,548	99,465
Yahoo!, Inc.* (Internet)	19,708	458,408

TOTAL COMMON STOCKS
(Cost $25,583,762)		35,060,940

Repurchase Agreements (0.5%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $50,011 (Collateralized by $55,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $55,205)	$50,000	50,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $133,031 (Collateralized by $135,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $135,958)	133,000	133,000

TOTAL REPURCHASE AGREEMENTS
(Cost $183,000)		183,000

TOTAL INVESTMENT SECURITIES
(Cost $25,766,762)—99.4%		35,243,940
Net other assets (liabilities)—0.6%		200,839

NET ASSETS—100.0%		$35,444,779

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Technology invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Commercial Services	0.1%
Computers	28.1%
Distribution/Wholesale	0.2%
Electronics	0.1%
Energy-Alternate Sources	0.6%
Internet	10.8%
Office/Business Equipment	1.1%
Semiconductors	18.1%
Software	22.4%
Telecommunications	17.4%
Other**	1.1%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

61

PROFUNDS VP
ProFund VP Technology

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $25,583,762)	$35,060,940
Repurchase Agreements, at cost	183,000

Total Investment Securities	35,243,940
Dividends and interest receivable	9,329
Receivable for capital shares issued	16,468
Receivable for investments sold	1,306,437
Prepaid expenses	41

Total Assets	36,576,215

Liabilities:
Cash overdraft	33,548
Payable for capital shares redeemed	1,042,091
Advisory fees payable	17,652
Management services fees payable	2,354
Administration fees payable	906
Administrative services fees payable	9,029
Distribution fees payable	10,133
Trustee fees payable	6
Transfer agency fees payable	1,833
Fund accounting fees payable	1,398
Compliance services fees payable	638
Other accrued expenses	11,848

Total Liabilities	1,131,436

Net Assets	$35,444,779

Net Assets consist of:
Capital	$40,021,977
Accumulated net realized gains (losses) on investments	(14,054,376)
Net unrealized appreciation (depreciation) on investments	9,477,178

Net Assets	$35,444,779

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,095,994

Net Asset Value (offering and redemption price per share)	$16.91

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$141,496
Interest	2,217

Total Investment Income	143,713

Expenses:
Advisory fees	174,148
Management services fees	34,830
Administration fees	7,312
Transfer agency fees	8,070
Administrative services fees	66,746
Distribution fees	58,050
Custody fees	20,187
Fund accounting fees	11,839
Trustee fees	309
Compliance services fees	578
Other fees	18,209

Total Gross Expenses before reductions	400,278
Less Expenses reduced by the Advisor	(21,795)

Total Net Expenses	378,483

Net Investment Income (Loss)	(234,770)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(359,571)
Change in net unrealized appreciation/depreciation on investments	2,516,752

Net Realized and Unrealized Gains (Losses) on Investments	2,157,181

Change in Net Assets Resulting from Operations	$1,922,411

See accompanying notes to the financial statements.

62

PROFUNDS VP
ProFund VP Technology

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(234,770)	$(197,699)
Net realized gains (losses) on investments	(359,571)	650,505
Change in net unrealized appreciation/depreciation on investments	2,516,752	1,004,213

Change in net assets resulting from operations	1,922,411	1,457,019

Distributions to Shareholders From:
Net realized gains on investments	—	(1,507,440)

Change in net assets resulting from distributions	—	(1,507,440)

Capital Transactions:
Proceeds from shares issued	99,995,160	50,049,897
Dividends reinvested	—	1,507,440
Value of shares redeemed	(84,990,018)	(52,705,486)

Change in net assets resulting from capital transactions	15,005,142	(1,148,149)

Change in net assets	16,927,553	(1,198,570)
Net Assets:
Beginning of period	18,517,226	19,715,796

End of period	$35,444,779	$18,517,226

Share Transactions:
Issued	6,146,733	3,367,824
Reinvested	—	108,998
Redeemed	(5,304,134)	(3,545,601)

Change in shares	842,599	(68,779)

See accompanying notes to the financial statements.

63

PROFUNDS VP
ProFund VP Technology

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$14.77	$14.91	$15.30	$15.56	$10.66

Investment Activities:
Net investment income (loss)(a)	(0.16)	(0.16)	(0.19)	0.06	(0.20)
Net realized and unrealized gains (losses) on investments	2.30	1.27	0.40	(0.14)	5.10

Total income (loss) from investment activities	2.14	1.11	0.21	(0.08)	4.90

Distributions to Shareholders From:
Net investment income	—	—	(0.05)	—	—
Net realized gains on investments	—	(1.25)	(0.55)	(0.18)	—

Total distributions	—	(1.25)	(0.60)	(0.18)	—

Net Asset Value, End of Period	$16.91	$14.77	$14.91	$15.30	$15.56

Total Return	14.41%	8.07%	1.22%	(0.43)%	45.97%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.78%	1.89%	1.87%	1.93%
Net expenses	1.63%	1.68%	1.89%	1.87%	1.93%
Net investment income (loss)	(1.01)%	(1.07)%	(1.29)%	0.40%	(1.47)%

Supplemental Data:
Net assets, end of period (000’s)	$35,445	$18,517	$19,716	$24,476	$30,631
Portfolio turnover rate(b)	332%	254%	381%	497%	702%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

64

ProFund VP U.S. Government Plus

The ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2007, the Fund had a total return of 10.12%, compared to a total return of 8.13%1 for the Long Bond. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% of the daily price movement of the Long Bond.2

The Fund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of December 31, 2007 the last (most recent) Long Bond to be issued carried a maturity date of May 15, 2037 and a 5.00% coupon.

The most recently issued 30-year U.S. Treasury Bond had a total return of 8.13% for the year ended December 31, 2007, as measured by the Ryan Labs 30 Year Treasury Index. The yield on the Long Bond decreased from 4.81% on December 31, 2006 to 4.46% on December 31, 2007. The bond’s total return of 8.13% for the year consisted of 4.84% derived from the yield of the bond and 3.29% derived from the price change of the bond. Since this Fund employs leverage, the daily performance of the Long Bond had a magnified effect on the daily performance of the Fund.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP U.S. Government Plus from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP U.S. Government Plus	5/1/02	10.12%	3.86%	6.28%	1.37%	1.33%

30-year U.S. Treasury Bond	5/1/02	8.13%	5.08%	7.21%	N/A	N/A

Lehman Brothers U.S. Treasury: Long-Term Index	5/1/02	10.03%	5.22%	6.98%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. This index is a total return index and reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of expenses associated with a mutual fund such as investment management accounting fees. It is not possible to invest directly into an index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

65

PROFUNDS VP
ProFund VP U.S. Government Plus

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	1%
Swap Agreements	92%
U.S. Treasury Obligations	32%

Total Exposure	125%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Holdings
The ProFund VP U.S. Government Plus primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP U.S. Government Plus	December 31, 2007

U.S. Government Agency Obligations (12.3%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$11,639,000	$11,638,030

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $11,638,030)		11,638,030

U.S. Treasury Obligations (31.5%)
U.S. Treasury Bonds, 5.00%, 5/15/37+,(a)	27,400,000	29,823,188

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $28,340,591)		29,823,188

Repurchase Agreements (49.1%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $11,641,651 (Collateralized by $11,702,000 of various U.S. Government Agency Obligations, 3.25% - 4.75%, 1/15/08-12/12/11, market value $11,875,662)	11,639,000	11,639,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $11,641,554 (Collateralized by $11,690,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $11,877,022)	11,639,000	11,639,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $11,636,682 (Collateralized by $11,194,000 of various U.S. Government Agency Obligations, 5.25% - 7.125%, 6/15/10-9/13/10, market value $11,867,857)	11,634,000	11,634,000
UMB, 1.57%, 1/2/08, dated 12/31/07, with a repurchase price of $11,640,015 (Collateralized by $11,800,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $11,870,167)	11,639,000	11,639,000

TOTAL REPURCHASE AGREEMENTS
(Cost $46,551,000)		46,551,000

TOTAL INVESTMENT SECURITIES
(Cost $86,529,621)—92.9%	88,012,218
Net other assets (liabilities)—7.1%	6,693,096

NET ASSETS—100.0%	$94,705,314

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
(a)	As of December 31, 2007, this investment was fair valued in good faith in accordance with procedures approved by the Board of Trustees and represents 31% of net assets.

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

30-year U.S. Treasury Bond Futures Contract expiring March 2008* (Underlying face amount at value $698,438)	6	$(3,572)

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (5.00% due 5/15/37) expiring 12/31/07	$50,830,031	$1,551,697
Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (5.00% due 5/15/37) expiring 12/31/07	36,789,188	78,024

*	As of December 31, 2007, this investment was fair valued in good faith in accordance with procedures approved by the Board of Trustees and represents less than 0.005% of net assets.

See accompanying notes to the financial statements.

66

PROFUNDS VP
ProFund VP U.S. Government Plus

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $39,978,621)	$41,461,218
Repurchase agreements, at cost	46,551,000

Total Investment Securities	88,012,218
Segregated cash balances with brokers for futures contracts	14,708
Segregated cash balances with custodian for swap agreements	270
Interest receivable	181,347
Unrealized gain on swap agreements	1,629,721
Receivable for capital shares issued	4,987,114
Variation margin on futures contracts	3,375
Prepaid expenses	232

Total Assets	94,828,985

Liabilities:
Cash overdraft	774
Payable for capital shares redeemed	13,487
Advisory fees payable	24,748
Management services fees payable	4,949
Administration fees payable	2,457
Administrative services fees payable	26,941
Distribution fees payable	21,091
Trustee fees payable	16
Transfer agency fees payable	5,191
Fund accounting fees payable	3,793
Compliance services fees payable	1,723
Other accrued expenses	18,501

Total Liabilities	123,671

Net Assets	$94,705,314

Net Assets consist of:
Capital	$95,958,767
Accumulated net realized gains (losses) on investments	(4,362,199)
Net unrealized appreciation (depreciation) on investments	3,108,746

Net Assets	$94,705,314

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,950,219

Net Asset Value (offering and redemption price per share)	$32.10

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$3,377,363

Expenses:
Advisory fees	346,322
Management services fees	103,897
Administration fees	21,951
Transfer agency fees	23,983
Administrative services fees	235,396
Distribution fees	173,161
Custody fees	9,589
Fund accounting fees	32,227
Trustee fees	872
Compliance services fees	2,454
Other fees	42,983

Total Gross Expenses before reductions	992,835
Less Expenses reduced by the Advisor	(71,618)

Total Net Expenses	921,217

Net Investment Income (Loss)	2,456,146

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(1,417,504)
Net realized gains (losses) on futures contracts	72,636
Net realized gains (losses) on swap agreements	3,434,652
Change in net unrealized appreciation/depreciation on investments	2,555,477

Net Realized and Unrealized Gains (Losses) on Investments	4,645,261

Change in Net Assets Resulting from Operations	$7,101,407

See accompanying notes to the financial statements.

67

PROFUNDS VP
ProFund VP U.S. Government Plus

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$2,456,146	$2,347,372
Net realized gains (losses) on investments	2,089,784	(3,472,695)
Change in net unrealized appreciation/depreciation on investments	2,555,477	710,276

Change in net assets resulting from operations	7,101,407	(415,047)

Distributions to Shareholders From:
Net investment income	(2,456,146)	(2,347,372)

Change in net assets resulting from distributions	(2,456,146)	(2,347,372)

Capital Transactions:
Proceeds from shares issued	385,266,785	1,047,001,190
Dividends reinvested	2,456,146	2,347,372
Value of shares redeemed	(330,921,391)	(1,104,790,653)

Change in net assets resulting from capital transactions	56,801,540	(55,442,091)

Change in net assets	61,446,801	(58,204,510)
Net Assets:
Beginning of period	33,258,513	91,463,023

End of period	$94,705,314	$33,258,513

Share Transactions:
Issued	12,775,191	34,896,652
Reinvested	81,415	78,462
Redeemed	(11,007,629)	(36,667,054)

Change in shares	1,848,977	(1,691,940)

See accompanying notes to the financial statements.

68

PROFUNDS VP
ProFund VP U.S. Government Plus

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$30.20	$32.75	$30.74	$28.66	$34.12

Investment Activities:
Net investment income (loss)(a)	1.06	1.04	0.75	0.25	0.06
Net realized and unrealized gains (losses) on investments	1.91	(2.55)	2.01	2.09	(0.90)

Total income (loss) from investment activities	2.97	(1.51)	2.76	2.34	(0.84)

Distributions to Shareholders From:
Net investment income	(1.07)	(1.04)	(0.75)	(0.25)	(0.06)
Net realized gains on investments	—	—	—	—	(3.23)
Return of capital	—	—	—	(0.01)	(1.33)

Total distributions	(1.07)	(1.04)	(0.75)	(0.26)	(4.62)

Net Asset Value, End of Period	$32.10	$30.20	$32.75	$30.74	$28.66

Total Return	10.12%	(4.52)%	9.01%	8.18%	(2.55)%

Ratios to Average Net Assets:
Gross expenses	1.43%	1.42%	1.59%	1.61%	1.74%
Net expenses	1.33%	1.38%	1.59%	1.61%	1.73%
Net investment income (loss)	3.55%	3.45%	2.32%	0.86%	0.18%

Supplemental Data:
Net assets, end of period (000’s)	$94,705	$33,259	$91,463	$43,605	$36,776
Portfolio turnover rate(b)	474%	1,308%	1,660%	1,258%	526%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

69

ProFund VP Rising Rates Opportunity

The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2007, the Fund had a total return of –5.20%, compared to a total return of 8.13%1 for the Long Bond. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% of the daily price movement of the Long Bond.2

The Fund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of December 31, 2007 the most recent Long Bond to be issued carried a maturity date of May 15, 2037 and a 5.0% coupon.

The most recently issued 30-year U.S. Treasury Bond had a total return of 8.13% for the year ended December 31, 2007 as measured by the Ryan Labs 30 Year Treasury Index. The yield on the Long Bond decreased from 4.81% on December 31, 2006 to 4.46% on December 31, 2007. The bond’s total return of 8.13% for the year consisted of 4.84% derived from the yield of the bond and 3.29% derived from the price change of the bond. Since this Fund is designed to have inverse (negative) daily correlation to the Long Bond, it was inversely affected by the daily performance of the Long Bond and the factors affecting the Long Bond. Additionally, since this fund is leveraged, this inverse effect was magnified.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Rising Rates Opportunity	5/1/02	–5.20%	–3.85%	–6.91%	1.61%	1.61%

30-year U.S. Treasury Bond	5/1/02	8.13%	5.08%	7.21%	N/A	N/A

Lehman Brothers U.S. Treasury: Long-Term Index	5/1/02	10.03%	5.22%	6.98%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses. Since the ProFund VP Rising Rates Opportunity is an inverse fund, the yield of the Long Bond is effectively paid out, rather than received.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. This index is a total return index and reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of expenses associated with a mutual fund such as investment management accounting fees. It is not possible to invest directly into an index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

70

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(10)%
Swap Agreements	(118)%
Options	NM

Total Exposure	(128)%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.5%.
Holdings
The ProFund VP Rising Rates Opportunity primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Rising Rates Opportunity	December 31, 2007

U.S. Government Agency Obligations (22.2%)
	Principal
	Amount	Value

Federal Home Loan Bank,3.00%, 1/2/08+	$16,690,000	$16,688,609

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $16,688,609)		16,688,609

Repurchase Agreements (89.0%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $16,693,802 (Collateralized by $16,829,000 of various U.S. Government Agency Obligations, 3.375% - 4.75%, 7/15/08-12/12/11, market value $16,996,091)	16,690,000	16,690,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $16,693,663 (Collateralized by $16,765,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $17,033,215)	16,690,000	16,690,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $16,677,844 (Collateralized by $16,166,000 of various U.S. Government Agency Obligations, 5.25% - 7.125%, 5/15/08-9/13/10, market value $17,008,241)	16,674,000	16,674,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $16,691,456 (Collateralized by $16,928,000 of various Federal Home Loan Bank Securities, 3.656% - 4.25%, 1/16/08-11/20/09, market value $17,027,007)	16,690,000	16,690,000

TOTAL REPURCHASE AGREEMENTS
(Cost $66,744,000)		66,744,000

Options Purchased(NM)
	Contracts

30-year U.S. Treasury Bond Call Option 144 expiring May 2008	150	$1,758

TOTAL OPTIONS PURCHASED
(Cost $2,619)		1,758

TOTAL INVESTMENT SECURITIES
(Cost $83,435,228)—111.2%		83,434,367
Net other assets (liabilities)—(11.2)%		(8,393,644)

NET ASSETS—100.0%		$75,040,723

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Sold
	Contracts	Unrealized Appreciation (Depreciation)

30-year U.S. Treasury Bond Futures Contract expiring March 2008(a) (Underlying face amount at value $7,217,188)	62	$20,285

Swap Agreements
	Notional Amount at Value	Unrealized Gain (Loss)

Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (5.00% due 5/15/37) expiring 12/31/07	$(65,088,563)	$(2,748,695)
Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (5.00% due 5/15/37) expiring 12/31/07	(23,945,625)	(51,052)

(a)	As of December 31, 2007, this investment was fair valued in good faith in accordance with procedures approved by the Board of Trustees and represents less than 0.005% of net assets.

See accompanying notes to the financial statements.

71

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $16,691,228)	$16,690,367
Repurchase agreements, at cost	66,744,000

Total Investment Securities	83,434,367
Cash	765
Segregated cash balances with brokers for futures contracts	131,578
Segregated cash balances with custodian for swap agreements	705
Interest receivable	6,382
Receivable for capital shares issued	323,472
Prepaid expenses	312

Total Assets	83,897,581

Liabilities:
Payable for capital shares redeemed	5,860,737
Unrealized loss on swap agreements	2,799,747
Variation margin on futures contracts	34,875
Advisory fees payable	51,094
Management services fees payable	6,813
Administration fees payable	2,134
Administrative services fees payable	36,108
Distribution fees payable	36,245
Trustee fees payable	14
Transfer agency fees payable	5,138
Fund accounting fees payable	3,295
Compliance services fees payable	1,792
Other accrued expenses	18,866

Total Liabilities	8,856,858

Net Assets	$75,040,723

Net Assets consist of:
Capital	$125,066,268
Accumulated net investment income (loss)	3,641,751
Accumulated net realized gains (losses) on investments	(50,886,973)
Net unrealized appreciation (depreciation) on investments	(2,780,323)

Net Assets	$75,040,723

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	4,050,718

Net Asset Value (offering and redemption price per share)	$18.53

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$5,305,321

Expenses:
Advisory fees	788,233
Management services fees	157,647
Administration fees	32,888
Transfer agency fees	35,122
Administrative services fees	300,748
Distribution fees	262,744
Custody fees	12,238
Fund accounting fees	47,148
Trustee fees	1,646
Compliance services fees	1,882
Other fees	75,824

Total Gross Expenses before reductions	1,716,120
Less Expenses reduced by the Advisor	(52,550)

Total Net Expenses	1,663,570

Net Investment Income (Loss)	3,641,751

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(11,421)
Net realized gains (losses) on futures contracts	(238,072)
Net realized gains (losses) on swap agreements	(4,935,336)
Change in net unrealized appreciation/depreciation on investments	(4,891,691)

Net Realized and Unrealized Gains (Losses) on Investments	(10,076,520)

Change in Net Assets Resulting from Operations	$(6,434,769)

See accompanying notes to the financial statements.

72

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$3,641,751	$5,128,357
Net realized gains (losses) on investments	(5,184,829)	7,414,638
Change in net unrealized appreciation/depreciation on investments	(4,891,691)	1,829,376

Change in net assets resulting from operations	(6,434,769)	14,372,371

Distributions to Shareholders From:
Net investment income	(5,128,357)	(2,305,564)

Change in net assets resulting from distributions	(5,128,357)	(2,305,564)

Capital Transactions:
Proceeds from shares issued	401,479,561	935,713,990
Dividends reinvested	5,128,357	2,305,564
Value of shares redeemed	(450,898,460)	(958,571,466)

Change in net assets resulting from capital transactions	(44,290,542)	(20,551,912)

Change in net assets	(55,853,668)	(8,485,105)
Net Assets:
Beginning of period	130,894,391	139,379,496

End of period	$75,040,723	$130,894,391

Accumulated net investment income (loss)	$3,641,751	$5,128,357

Share Transactions:
Issued	19,209,769	44,033,519
Reinvested	261,118	109,998
Redeemed	(21,742,716)	(45,105,553)

Change in shares	(2,271,829)	(962,036)

See accompanying notes to the financial statements.

73

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$20.70	$19.13	$20.78	$23.32	$24.32

Investment Activities:
Net investment income (loss)(a)	0.72	0.70	0.27	(0.10)	(0.23)
Net realized and unrealized gains (losses) on investments	(1.72)	1.26	(1.92)	(2.44)	(0.77)

Total income (loss) from investment activities	(1.00)	1.96	(1.65)	(2.54)	(1.00)

Distributions to Shareholders From:
Net investment income	(1.17)	(0.39)	—	—	—

Net Asset Value, End of Period	$18.53	$20.70	$19.13	$20.78	$23.32

Total Return	(5.20)%	10.15%	(7.89)%	(10.89)%	(4.11)%

Ratios to Average Net Assets:
Gross expenses	1.63%	1.64%	1.73%	1.75%	1.91%
Net expenses	1.58%	1.61%	1.73%	1.75%	1.91%
Net investment income (loss)	3.47%	3.31%	1.36%	(0.45)%	(0.94)%

Supplemental Data:
Net assets, end of period (000’s)	$75,041	$130,894	$139,379	$179,638	$74,272
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

74

PROFUNDS VP

Notes to Financial Statements
December 31, 2007

1.	Organization

ProFunds (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997 and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the following portfolios of the Trust: ProFund VP Large-Cap Value, ProFund VP Large-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Financials, ProFund VP Health Care, ProFund VP Technology, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity (collectively, the “ProFunds VP” and individually, a “ProFund VP”). Each ProFund VP is a “non-diversified” series of the Trust pursuant to the 1940 Act.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s and ProFunds VP maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFunds VP. However, based on experience, the ProFunds VP expect any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Security Valuation

Security prices are generally provided by a third party pricing service. The securities in the portfolio of a ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, or the last sale price, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

For the ProFunds VP, derivatives (e.g., futures, options and swap agreements) are generally valued using third party pricing services or other procedures approved by the Trust’s Board of Trustees. Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there was no sale on that day, and for non-exchange traded derivatives, fair valuation procedures as described below may be applied.

When ProFund Advisors LLC (the “Advisor”) determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements

The ProFunds VP will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon future price and date, normally one day or a few days later. The creditworthiness of each of the firms that is a party to a repurchase agreement with the ProFunds VP will be monitored by the Advisor. The repurchase price is greater than the price paid by the ProFund VP, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

75

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The collateral underlying the repurchase agreement is held by the ProFund VP’s custodian. In the event of a default or bankruptcy by a selling financial institution, the ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement.

Real Estate Investment Trusts

The ProFunds VP, other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity, may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions received from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Short Sales

The ProFunds VP may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short. As of December 31, 2007, there were no short sale transactions.

When-Issued and Delayed-Delivery Securities

Each ProFund VP may purchase securities on a when-issued or delayed-delivery basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian or designate collateral on the ProFund VP’s records as collateral for such when-issued securities.

Futures Contracts and Related Options

The ProFunds VP may purchase or sell stock index futures contracts or bond futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. A bond futures contract, if held to expiration, generally obligates the seller to deliver (and the purchaser to accept) one of the specified underlying reference bonds. Futures contracts may also be closed by entering into an offsetting transaction before final settlement. When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts, if applicable, and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

76

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

Index Options

The ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash. All option contracts held as of December 31, 2007 are exchange traded.

Put and call options purchased are accounted for in the same manner as portfolio securities. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. The ProFunds VP did not write options during the period.

Foreign Currency Transactions

The accounting records of the ProFunds VP are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a ProFund VP denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The ProFunds VP do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. During the period, there were no foreign currency transactions.

Swap Agreements

The ProFunds VP may enter into swap agreements, primarily “long” total return swaps, for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. The value of swap agreements are equal to the ProFund VP’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty an amount equal to a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount are recorded as “unrealized gain or loss on swap agreements” and when cash is exchanged, which is generally no later than monthly, the gain or loss realized is recorded as “realized gains or losses on swap agreements”.

77

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

The ProFunds VP may enter into swap agreements that provide the opposite return of their benchmark index or security (“short” the index or security). Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund VP on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has under the swap agreement which may exceed the net asset value of the ProFund VP. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A ProFund VP will enter into swap agreements only with large, established and well capitalized financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. The ProFunds VP may use different counterparties to minimize credit risks and limit the exposure to any individual counterparty.

The ProFund VP collateralizes swap agreements with cash and certain securities as indicated on the Statement of Assets and Liabilities and the Schedule of Portfolio Investments of each ProFund VP, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the ProFund VP. In the event of a default by the counterparty, the ProFund VP will seek return of this collateral and may incur certain costs exercising its right with respect to the collateral.

The ProFund VP remains subject to credit risk with respect to the amount it expects to receive from counterparties, as those amounts are not similarly collateralized by the counterparty. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the ProFund VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFund VP may obtain only limited recovery or may obtain no recovery in such circumstances.

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

In addition to the 11 active ProFunds VP included in this report, the Advisor serves as the investment advisor for each of the additional 99 active ProFunds in the ProFunds Trust not included in this report and each of the Funds in the Access One and ProShares Trusts (other trusts in the Fund Complex advised by the Advisor or an affiliate).

Expenses directly attributable to a ProFund VP are charged to that ProFund VP, while expenses which are attributable to more than one ProFund VP are allocated among the respective ProFunds VP based upon relative net assets or another reasonable basis. Expenses which are attributable to funds of the ProFunds, Access One and ProShares Trusts are allocated across the ProFunds, Access One and ProShares Trusts based upon relative net assets or another reasonable basis.

Distributions to Shareholders

Each of the ProFunds VP (except ProFund VP U.S. Government Plus) intends to declare and distribute net investment income at least annually. ProFund VP U.S. Government Plus declares dividends from net investment income daily and pays dividends on a monthly basis. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification.

Federal Income Taxes

Each of the ProFunds VP intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability. The ProFunds VP have a tax year end of December 31st.

78

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

In addition, effective June 29, 2007, the ProFunds VP adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the ProFunds’ VP tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and any interim tax period since then, as applicable). The adoption of FIN 48 did not impact the ProFunds’ VP net assets or results of operations.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008, the ProFunds VP adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the ProFunds VP, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

3.	Fees and Transactions with Affiliates

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP (except ProFund VP U.S. Government Plus) each pay the Advisor a fee at an annualized rate of 0.75%, of the average daily net assets of each respective ProFund VP. The ProFund VP U.S. Government Plus pays the Advisor a fee at an annualized rate of 0.50% of its average daily net assets.

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citi Fund Services, Inc. (Citi Investors Services, Inc. acquired The Bisys Group, Inc. effective August 1, 2007), acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the ProFunds’ and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for each Form N-Q filing. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program. ProFunds Distributors, Inc. (the “Distributor”), an affiliate of Citi, serves as the Trust’s distributor. For providing the distribution entity and infrastructure related platform, the Distributor receives an annual fee of $150,000 in aggregate from the ProFunds and Access One Trusts. To the extent the Trusts cannot pay the Distributor such compensation and expense reimbursements in full from available monies already accrued pursuant to the Distribution and Shareholder Services Plan described below, it is contemplated that the Advisor, or an affiliate of the Advisor will pay any unpaid portion of such compensation and expense reimbursements to the Distributor. During the year ended December 31, 2007, the Distributor was compensated in full from fees accrued pursuant to the Distribution and Shareholder Services Plan. Citi also acts as transfer agent and fund accounting agent for the ProFunds VP for which it receives additional fees. As transfer agent for the ProFunds VP, Citi receives a base fee, service charges, fees based on the number of Funds and reimbursement of certain expenses. As fund accounting agent for the ProFunds VP, Citi receives an annual fee based on the ProFunds and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each ProFund VP may pay financial intermediaries such as broker-dealers, investment advisers (“Authorized Firms”) and ProFunds Distributors, Inc. up to 0.25%, on an annualized basis, of its average daily net assets as compensation for distribution-related activities and/or shareholder services. During the year ended December 31, 2007, the Advisor, as an Authorized Firm, was reimbursed $1,276,451 for expenses incurred under the Plan in aggregate relating to the Trust.

79

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. The Trust, together with the Access One and ProShares Trusts, will pay each Independent Trustee compensation for his services as Trustee at the annual rate of $65,000. Independent Trustees will also receive $3,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $1,000 for attending each telephonic meeting. Each of the two Independent Trustees were compensated $81,000 ($162,000 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the ProFunds, Access One and ProShares Trusts for the year ended December 31, 2007. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the ProFunds VP reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with certain insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the ProFunds VP may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of their average daily net assets as reflected on the Statement of Operations as “Administrative services fees.”

For the period May 1, 2006 through April 30, 2007, the Advisor had contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP in order to limit the annual operating expenses to an annualized rate of 1.63% of the average daily net assets of each ProFund VP (except ProFund VP U.S. Government Plus). ProFund VP U.S. Government Plus’ operating expenses were limited to an annualized rate of 1.33% of its average daily net assets.

Effective May 1, 2007, the Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP for the period from May 1, 2007 through April 30, 2008 in order to limit the annual operating expenses to an annualized rate of 1.63% of the average daily net assets of each ProFund VP (except ProFund VP U.S. Government Plus). ProFund VP U.S. Government Plus’ operating expenses are limited to an annualized rate of 1.33% of its average daily net assets.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed the expense limit for the applicable period. Any amounts recouped by the Advisor during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of December 31, 2007, the repayments that may potentially be made by the ProFunds VP are as follows:

	Expires 12/31/08	Expires 04/30/10	Expires 04/30/11

ProFund VP Large-Cap Value	$6,255	$—	$44,503
ProFund VP Large-Cap Growth	—	—	14,945
ProFund VP Small-Cap Value	—	4,722	40,042
ProFund VP Small-Cap Growth	—	—	10,674
ProFund VP Financials	—	17,543	21,070
ProFund VP Health Care	—	—	21,944
ProFund VP Technology	—	12,383	10,184
ProFund VP U.S. Government Plus	—	—	36,984

During the year ended December 31, 2007, the Advisor voluntarily waived additional management services fees in the amounts listed below for the ProFunds VP. These fees were voluntarily waived to maintain a more competitive expense ratio. These fees are not available to be recouped in subsequent years.

Waiver

ProFund VP Large-Cap Value	$58,027
ProFund VP Large-Cap Growth	37,464
ProFund VP Small-Cap Value	25,071
ProFund VP Small-Cap Growth	38,438
ProFund VP Asia 30	91,620
ProFund VP Europe 30	73,833
ProFund VP Financials	17,046
ProFund VP Health Care	27,544
ProFund VP Technology	11,611
ProFund VP U.S. Government Plus	34,634
ProFund VP Rising Rates Opportunity	52,550

80

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

4.	Securities Transactions
The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2007 were as follows:

	Purchases	Sales

ProFund VP Large-Cap Value	$298,043,089	$383,518,696
ProFund VP Large-Cap Growth	226,810,112	231,386,877
ProFund VP Small-Cap Value	158,595,577	225,982,493
ProFund VP Small-Cap Growth	349,016,237	390,023,728
ProFund VP Asia 30	418,868,226	404,398,794
ProFund VP Europe 30	412,342,573	454,368,337
ProFund VP Financials	73,186,030	91,394,416
ProFund VP Health Care	122,344,769	130,350,995
ProFund VP Technology	91,459,758	77,087,049

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2007 were as follows:

	Purchases	Sales

ProFund VP U.S. Government Plus	$128,109,619	$110,570,497

5.	Concentration Risk

Each Sector ProFund VP and ProFund VP Asia 30 may maintain exposure to issuers conducting business in a specific market sector or industry sector. These ProFunds VP are subject to the risk that those issuers (or that market sector or industry) will perform poorly, and the ProFunds VP will be negatively impacted by that poor performance. Each of ProFund VP Large-Cap Value and ProFund VP Large-Cap Growth may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index or security is so concentrated. Each of ProFund VP Asia 30 and ProFund VP Europe 30 may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which they focus their investments.

6.	Federal Income Tax Information

As of the tax year end of December 31, 2007, the following ProFunds VP had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires	Expires	Expires	Expires	Expires
	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15	Total

ProFund VP Health Care	$96,603	$545,130	$231,704	$—	$—	$873,437
ProFund VP Technology	—	—	—	635,500	—	635,500
ProFund VP U.S. Government Plus	1,049,287	581,813	—	2,734,670	—	4,365,770
ProFund VP Rising Rates Opportunity	—	21,517,217	22,965,205	—	5,366,257	49,848,679

As of the tax year end of December 31, 2007, the following ProFunds VP had additional net capital loss carryforwards that may be available to offset future net capital gains, if any. The amount of these losses that may be utilized are limited as a result of a prior year ownership change of the insurance company that issues the variable annuity contracts for which the ProFunds VP are investment options. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains which were offset will not be distributed to shareholders:

	Expires	Expires	Expires	Expires	Expires
	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	Total

ProFund VP Europe 30	$7,993,723	$5,807,241	$3,450,241	$3,425,937	$—	$20,677,142
ProFund VP Financials	—	578,912	945,464	—	—	1,524,376
ProFund VP Health Care	—	1,584,064	680,216	—	—	2,264,280
ProFund VP Technology	1,006,389	2,609,011	186,109	3,182,798	1,074,176	8,058,483
ProFund VP Rising Rates Opportunity	—	991,999	26,871	—	—	1,018,870

81

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

The tax character of dividends paid to shareholders during the tax year ended December 31, 2007 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP Large-Cap Value	$4,939,708	$777,088	$5,716,796
ProFund VP Large-Cap Growth	1,062,067	343,823	1,405,890
ProFund VP Small-Cap Value	2,612,774	3,076,187	5,688,961
ProFund VP Small-Cap Growth	5,194,481	6,648,440	11,842,921
ProFund VP Asia 30	138,700	—	138,700
ProFund VP Europe 30	2,790,426	1,137,286	3,927,712
ProFund VP Financials	349,425	—	349,425
ProFund VP U.S. Government Plus	2,350,006	—	2,350,006
ProFund VP Rising Rates Opportunity	5,128,357	—	5,128,357

The tax character of dividends paid to shareholders during the tax year ended December 31, 2006 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP Large-Cap Value	$1,449,475	$—	$1,449,475
ProFund VP Large-Cap Growth	899,976	—	899,976
ProFund VP Small-Cap Value	—	3,876,765	3,876,765
ProFund VP Small-Cap Growth	14,103,765	3,867,760	17,971,525
ProFund VP Asia 30	427,520	—	427,520
ProFund VP Europe 30	563,768	2,744,870	3,308,638
ProFund VP Financials	196,539	—	196,539
ProFund VP Technology	1,460,700	46,740	1,507,440
ProFund VP U.S. Government Plus	2,213,142	—	2,213,142
ProFund VP Rising Rates Opportunity	2,305,564	—	2,305,564

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long Term	Distributions	Capital and	Appreciation	Earnings
	Income	Capital Gains	Payable	Other Losses	(Depreciation)	(Deficit)

ProFund VP Large-Cap Value	$2,268,224	$5,323,273	$—	$—	$3,957,714	$11,549,211
ProFund VP Large-Cap Growth	922,666	92,786	—	—	7,527,367	8,542,819
ProFund VP Small-Cap Value	—	3,171,171	—	—	958,140	4,129,311
ProFund VP Small-Cap Growth	—	633,202	—	—	8,493,046	9,126,248
ProFund VP Asia 30	8,396,294	2,024,237	—	—	91,630,335	102,050,866
ProFund VP Europe 30	3,563,363	6,878,092	—	(20,677,142)	31,471,603	21,235,916
ProFund VP Financials	353,453	—	—	(1,524,376)	1,103,306	(67,617)
ProFund VP Health Care	130,707	—	—	(3,137,717)	6,209,276	3,202,266
ProFund VP Technology	—	—	—	(8,693,983)	4,116,785	(4,577,198)
ProFund VP U.S. Government Plus	240,371	—	(240,371)	(4,365,772)	3,112,319	(1,253,453)
ProFund VP Rising Rates Opportunity	3,641,751	—	—	(50,867,549)	(2,799,747)	(50,025,545)

At December 31, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Tax	Tax	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)

ProFund VP Large-Cap Value	$67,373,353	$6,231,484	$(2,273,770)	$3,957,714
ProFund VP Large-Cap Growth	68,506,826	8,154,811	(627,444)	7,527,367
ProFund VP Small-Cap Value	31,038,895	2,553,823	(1,595,683)	958,140
ProFund VP Small-Cap Growth	31,259,163	8,993,202	(500,156)	8,493,046
ProFund VP Asia 30	166,418,512	93,455,011	(1,824,676)	91,630,335
ProFund VP Europe 30	99,710,676	32,677,081	(1,205,478)	31,471,603
ProFund VP Financials	23,926,275	1,756,252	(652,946)	1,103,306
ProFund VP Health Care	56,683,022	7,177,798	(968,522)	6,209,276
ProFund VP Technology	31,127,155	4,410,261	(293,476)	4,116,785
ProFund VP U.S. Government Plus	86,529,620	1,482,598	—	1,482,598
ProFund VP Rising Rates Opportunity	83,435,228	—	—	—

82

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ProFunds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ProFund VP Large-Cap Value, ProFund VP Large-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Financials, ProFund VP Health Care, ProFund VP Technology, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity (eleven of the portfolios that are part of ProFunds, hereafter collectively referred to as the “Funds”) at December 31, 2007, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 25, 2008

83

PROFUNDS VP

Additional Tax Information (unaudited)

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2007, qualify for the corporate dividends received deduction for the following Funds:

Dividends
Received
Deduction

ProFund VP Large-Cap Value	36.42%
ProFund VP Large-Cap Growth	84.90%
ProFund VP Small-Cap Value	25.34%
ProFund VP Small-Cap Growth	6.83%
ProFund VP Asia 30	15.54%
ProFund VP Europe 30	5.42%
ProFund VP Financials	100.00%

84

PROFUNDS VP

Board Approval of Investment Advisory Agreements (unaudited)

At a meeting held on September 19, 2007, the Board of Trustees (the “Board”), including the Independent Trustees, unanimously approved the investment advisory agreement (the “Advisory Agreement”) with ProFund Advisors LLC (the “Advisor”) on behalf of each Fund. In determining whether it was appropriate to approve the Advisory Agreement on behalf of each Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) copies of the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information from prior periods; (vii) detailed comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; (ix) assets and accounts managed by Portfolio Managers; and (x) information regarding brokerage allocation and best execution, including a summary of the Advisor’s review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor’s compliance program, including practices in monitoring each Fund’s compliance with regulatory requirements and Trust procedures. The Board carefully evaluated this information, and was advised by fund counsel with respect to its deliberations. The Independent Trustees were advised by their independent legal counsel.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable and in the best interests of shareholders and should be approved. The Board took note of all of the information that had been provided and considered all of the factors it considered relevant, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to each Fund and its shareholders by the Advisor; (ii) investment performance; (iii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with each Fund; (iv) the extent to which economies of scale might be realized as each Fund grows; and (v) whether fee levels reflect economies of scale, if any, for the benefit of the Fund shareholders.

The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor as well as the systems, processes and resources required to manage the Funds effectively, which might not be present at other investment advisory organizations. The Board took note of the special skills needed to manage the Funds. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Fund’s ability to meet their stated investment objectives. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and whether it provides appropriate incentives. The Board also considered information regarding how brokerage for each Fund was allocated. Finally, the Board reviewed the Advisor’s compliance program. The Board considered, with respect to each Fund, the Advisor’s success in achieving the investment objectives of each Fund. Based upon its review, the Board concluded that the investment advisory services provided by the Advisor were of high quality, that the Advisor was reasonably successful in achieving the investment goals of each Fund, and that the Advisor’s services benefited the Funds’ shareholders, particularly in light of the nature of the Funds and the services required to support them.

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Trust. The Board noted the difficulty of obtaining precise information comparing the fees charged by other investment advisors because there are few fund complexes with substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found the comparative information provided by the Advisor to be useful in its evaluation of the reasonableness of the Advisor’s fees. The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily portfolio rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve the objectives of the Funds on their own, noting that it would be more expensive or impossible to do so. The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered indirect or “fall-out” benefits that the Advisor derived from its relationship to the Funds, noting in particular that while the Advisor may receive research provided by broker-dealers, best execution will remain the main driver of trade allocation and it will not allocate brokerage in return for research or other non-brokerage services. The Trustees concluded that the Management Services Agreement was in the best interests of the Funds and their shareholders; that the services to be performed were required for the operation of the Funds; and that the Advisor could provide services the nature and quality of which were at least equal to those provided by others offering the same or similar services; and that the fees were reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

85

PROFUNDS VP

Board Approval of Investment Advisory Agreements (continued) (unaudited)

The Board also considered the financial condition of the Advisor, which it found to be sound based upon a review of financial statements and discussions with officers of the Advisor. The Board also discussed with representatives of the Advisor potential economies of scale, and how and when shareholders might benefit from economies of scale. The Board considered the fact that the Advisor waived its fees and/or reimbursed expenses with respect to specific Funds, and an undertaking by the Advisor to institute additional waivers in the future should the aggregate assets of the ProFunds and Access One Trusts and the assets of individual portfolios thereof grow to exceed specified levels.

The Board, including the Independent Trustees, concluded that the investment advisory fees and other compensation payable by each Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of each Fund. The Board indicated to the Advisor that it intends to consider and evaluate on an ongoing basis potential economies of scale and how shareholders might benefit from those economies of scale.

86

PROFUNDS VP

Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a ProFund VP and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Expense table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect separate accounts or insurance contract fees and charges. If those fees were reflected, expenses would be higher.

These examples are based on an investment of $1,000 invested at July 1, 2007 and held for the entire period from July 1, 2007 through December 31, 2007.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07

ProFund VP Large-Cap Value	$1,000.00	$941.30	$7.98	1.63%
ProFund VP Large-Cap Growth	1,000.00	1,014.00	8.27	1.63%
ProFund VP Small-Cap Value	1,000.00	878.20	7.72	1.63%
ProFund VP Small-Cap Growth	1,000.00	946.90	8.00	1.63%
ProFund VP Asia 30	1,000.00	1,281.30	9.14	1.59%
ProFund VP Europe 30	1,000.00	1,017.30	8.19	1.61%
ProFund VP Financials	1,000.00	821.40	7.48	1.63%
ProFund VP Health Care	1,000.00	1,014.90	8.28	1.63%
ProFund VP Technology	1,000.00	1,054.90	8.44	1.63%
ProFund VP U.S. Government Plus	1,000.00	1,155.70	7.23	1.33%
ProFund VP Rising Rates Opportunity	1,000.00	878.40	7.53	1.59%

*
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

87

PROFUNDS VP

Expense Examples (continued) (unaudited)

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your ProFund VP and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07

ProFund VP Large-Cap Value	$1,000.00	$1,016.99	$8.29	1.63%
ProFund VP Large-Cap Growth	1,000.00	1,016.99	8.29	1.63%
ProFund VP Small-Cap Value	1,000.00	1,016.99	8.29	1.63%
ProFund VP Small-Cap Growth	1,000.00	1,016.99	8.29	1.63%
ProFund VP Asia 30	1,000.00	1,017.19	8.08	1.59%
ProFund VP Europe 30	1,000.00	1,017.09	8.19	1.61%
ProFund VP Financials	1,000.00	1,016.99	8.29	1.63%
ProFund VP Health Care	1,000.00	1,016.99	8.29	1.63%
ProFund VP Technology	1,000.00	1,016.99	8.29	1.63%
ProFund VP U.S. Government Plus	1,000.00	1,018.50	6.77	1.33%
ProFund VP Rising Rates Opportunity	1,000.00	1,017.19	8.08	1.59%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

88

PROFUNDS VP

Trustees and Officers (unaudited)

Number of
		Term of		Portfolios* in	Other
	Position(s)	Office and		Fund Complex	Directorships
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
and Birth Date	the Trust	Time Served	During Past 5 Years	Trustee	Trustee

Independent Trustees

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to present); Managing Director (March 1993 to April 2004).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to present).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	None

*	Represents number of operational portfolios in Fund complex overseen by Trustee.
**	Mr. Sapir may be deemed to be an "interested person," as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Officers

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; February 2003 to present	President of the Advisor (May 1997 to present).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance officer of the Advisor (October 2002 to present); Calvert Group, Ltd.; Counsel, Compliance Officer and Assistant Secretary (January 1999 to October 2002).

89

PROFUNDS VP

Trustees and Officers (continued) (unaudited)

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Stephenie E. Adams 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 4/69	Secretary Assistant Secretary	Indefinite; September 2007 to present April 2006 to September 2007	Assistant Vice President, ProFund Advisors LLC (December 2002 to present); Not employed, November 2002; Vice President, FBR National Bank & Trust (May 2000 to October 2002); Vice President and Secretary of FBR Fund for Government Investors, FBR Fund for Tax-Free Investors, Inc., FBR American Gas Index Fund, Inc., and The FBR Rushmore Fund, Inc. (October 1995 to October 2002).

Patrick J. Keniston 100 Summer Street, Suite 1500 Boston, MA 02110 Birth Date: 1/64	Assistant Secretary	Indefinite; December 2006 to present	Vice President, Citi Fund Services (March 2005 to present); Attorney, Citigroup Global Transaction Services (October 2001 to March 2005).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present	Citi Fund Services, Senior Vice President of Fund Administration (April 2002 to present); KPMG LLP, Senior Manager (August 1993 to March 2002).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present	Citi Fund Services, Senior Vice President of Fund Administration (September 1998 to present).

The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

90

This Page Intentionally Left Blank

This Page Intentionally Left Blank

ProFundsTM

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 1-888-776-5717.

A description of the policies and procedures that the ProFunds VP uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-776-3637; and on the Securities and Exchange Commission's website at http://www.sec.gov. Information regarding how the ProFund VP voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling toll-free 1-888-776-3637; and on the Commission's website at http://www.sec.gov.

ProFunds VP file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holding for the Funds in this report are available without charge on the Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Not just funds, ProFunds SM

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," "500", and "S&P MidCap 400," "Standard & Poor's MidCap 400," "S&P SmallCap 600," "Standard & Poor's SmallCap 600," "S&P MidCap 400/Barra Growth Index," "S&P MidCap 400/BarraValue Index," "S&P SmallCap 600/Barra Growth Index," and "S&P SmallCap 600/Barra Value Index" are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds VP. "Dow Jones," "Dow 30," "Dow Jones Industrial Average®," and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VP. "Russell 2000® Index" is a trademark of the Russell Investment Group. "NASDAQ-100® Index" is a trademark of The NASDAQ Stock Market, Inc. The "Nikkei 225 Stock Average" is a trademark of Nihon Keizai Shimbun, Inc. "Philadelphia Stock Exchange®", "PHLX®", "PHLX Gold/Silver SectorSM" and "XAUSM" are trademarks or service marks of the Philadelphia Stock Exchange, Inc. ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

12/07

Not just funds, ProFundsSM Classic ProFunds VP Bull Small-Cap Europe 30 Non-Equity ProFund VP Rising Rates Opportunity

Annual Report
December 31, 2007

i	Message from the Chairman
ii	Management Discussion of Fund Performance
Allocation of Portfolio Holdings & Index Composition,
Schedule of Portfolio Investments and Financial Statements

1	ProFund VP Bull
11	ProFund VP Small-Cap
24	ProFund VP Europe 30
30	ProFund VP Rising Rates Opportunity

35	Notes to Financial Statements

42	Report of Independent Registered Public Accounting Firm

43	Additional Tax Information

44	Board Approval of Investment Advisory Agreements

46	Expense Examples

47	Trustees and Officers

Message from the Chairman

Dear Shareholder,

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2007.

A wild ride in equities

The U.S. equity market took investors for a wild ride in 2007. The first half of the year saw the equity market continue its upward trend as GDP growth remained strong and unemployment and inflation remained tame. Accordingly, the S&P 500® Index gained 7.0% from December 31, 2006 to June 30, 2007.

In the second half of the year, the effect of falling home prices and rising default rates in subprime mortgages eventually spilled over to the equity market. Consequently, the S&P 500 Index fell 1.4% from June 30 to December 31, 2007.

The net result was that most broad stock market indexes posted modest gains for the entire year. The S&P 500 ended with a total return of 5.5%, and the S&P MidCap 400 Index finished up 8.0%, while the Russell 2000® Index was in the red with a total return of –1.6% for the year. Generally speaking, growth stocks outperformed value, and large-cap stocks outperformed small caps in 2007.

Oil & gas shines, financials lose luster

U.S. equity sector performance was all over the map in 2007. Escalating oil prices, fueled by increasing global demand and concerns over supply, helped the Dow Jones U.S. Oil & Gas Index earn a return of 34.8% for the year. The Dow Jones U.S. Basic Materials Index achieved a 32.9% gain, and the technology-heavy NASDAQ-100® produced a total return of 19.2%. On the other side of the spectrum, financials were hit hardest by the subprime fallout, declining 17.7% for the year.

Some opportunities resided abroad

A global economic boom meant that some of the best-performing indexes in 2007 were those that tracked foreign markets. For example, The Bank of New York Emerging Markets 50 ADR Index finished up 43.5%. More developed foreign markets provided more modest returns; the MSCI EAFE Index (Europe, Australasia, and Far East), which includes developed markets outside of North America, was up 11.2% on the year. Japan, however, showed particular weakness in 2007 as the Nikkei 225 Average fell 5.2%.

Flight to quality in bonds

As subprime mortgage defaults began to make headlines in May, investors reacted by selling lower-quality, higher-risk bonds and buying much safer government bonds. Consequently, U.S. Treasury yields fell across the board, helping the 30-year U.S. Treasury Bond produce a total return of 8.1%.

Dollar weakness persists

The U.S. dollar continued its slide in 2007 as the U.S. Dollar Index, a measure of the dollar’s value against a basket of six foreign currencies, hit an all-time low in November. The index finished the year down 8.3%.

Celebrating 10 years of innovation

Since 1997, ProFunds has offered investors easier access to sophisticated investment strategies. We believed then, as we do now, that investors should have abundant opportunities to increase potential returns and reduce risk, no matter what direction the markets take. I’m proud to say that we remain committed to the innovative spirit that was behind the launch of our first funds more than 10 years ago.

As always, we deeply appreciate your continued trust and confidence in ProFunds VP.

Sincerely,

Michael L. Sapir
Chairman

Investing in ProFunds VP involves certain risks, including in all or some cases, leverage, liquidity, concentration, non-diversification, repurchase agreement, and inverse correlation risks. In addition, ProFunds VP permit active trading strategies that may increase expenses and reduce fund performance.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors LLC (“PFA”) uses a quantitative approach in seeking to achieve the daily investment objectives of each ProFund VP.1 Using this approach, PFA determines the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its daily benchmark.2

ProFunds VP seek to provide daily correlation with their benchmarks consistent with their investment objectives. PFA employs a management strategy wherein it strives to consistently pursue the investment objective of each ProFund VP.1 Accordingly, the ProFunds VP do not seek to provide correlation with their benchmarks over any period of time other than daily and do not seek to take defensive positions in unfavorable markets.

Factors that materially affected the performance of each ProFund VP during 2007:[3]

•
Benchmark Performance:  The performance of the index or security underlying each ProFund VP’s benchmark is a principal factor driving fund performance[4]. Please see below for a discussion of market conditions which affected the performance of the ProFunds VP and their various benchmark indexes and securities.

•
Leverage and Correlation:  Each ProFund VP is benchmarked to a positive or negative multiple of an index’s or security’s daily return. The performance of each ProFund VP that has a daily investment objective that is greater than 100% (i.e., are leveraged) of the daily performance of an index or a security (UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraNASDAQ-100 and U.S. Government Plus) was impacted proportionately more by the daily performance of an index or security. ProFunds VP that are designed to have an inverse (negative) daily correlation to the index or security (Bear, Short Mid-Cap, Short Small-Cap, Short Dow 30, Short NASDAQ-100, Short International, Short Emerging Markets, UltraShort Dow 30, UltraShort NASDAQ-100, Rising Rates Opportunity and Falling U.S. Dollar) were inversely impacted by the daily performance of the underlying index or security and, in turn, by the factors and market conditions affecting that index or security on a daily basis. Certain of these inverse funds are also leveraged (UltraShort Dow 30, UltraShort NASDAQ-100 and Rising Rates Opportunity.) For these funds, the inverse impact discussed above was amplified.

•
Compounding of Daily Returns (Leveraged and Inverse ProFunds VP):  PFA attempts to rebalance leverage on a daily basis to the target ratio implicit in the stated investment objective of each ProFund VP. For example, the target leverage ratios for ProFunds VP UltraNASDAQ-100, Short NASDAQ-100 and UltraShort NASDAQ-100 are +2x, –1x, and –2x, respectively. The impact of daily rebalancings of leverage over periods greater than one day is illustrated in the following hypothetical example:

•
Assume the benchmark index is up 1.00% on day one, and down 1.00% on day two, for a cumulative two-day return of –0.01%. For purposes of illustration, expenses are ignored. Assume $100.00 is invested in a hypothetical fund that seeks to return 200% of the daily performance of the Index. On day one, the value of the investment should increase $2.00 to $102.00. On day two, the value of the investment should decrease –$2.04 (–2.00% of $102.00) to $99.96. This strategy results in a –.04% cumulative two-day return. Note that while this strategy does provide 200% of the return of the index on each particular day, it can not be counted on to return 200% of the index’s cumulative two-day return.

•
Because of the effect of compounding, the hypothetical investment declines over the two-day period considerably more than twice the cumulative return of the index. This example illustrates that an investment strategy using leverage that is rebalanced daily can result in underperformance relative to other investment strategies. In general, in trendless or flat markets it is expected that the Fund will underperform the multiple of the return of the index for periods greater than one day. In other scenarios, use of leverage that is rebalanced daily can result in overperformance relative to other investment strategies.

•
Cost of Leverage:  The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index was negatively impacted by costs associated with leveraging. Inverse ProFunds VP generally benefited from financing related factors associated with the use of leveraged investment techniques.

•
Equity Dividends and Bond Yields:  The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index or security was positively impacted by capturing a multiple of the dividend or income yield associated with the benchmark index or security. Inverse ProFunds VP were negatively impacted by virtue of effectively having to pay out a multiple of the dividend or income yield associated with the benchmark index or security.

•
Fees, expenses, and transaction costs:  Fees and expenses are listed in the financial statements of each ProFund VP and may generally be higher and thus have a more negative impact on performance than compared to many traditional index-based funds. Additionally, high levels of shareholder purchase and redemption activity and use of leverage lead to commensurate increases in portfolio transactions and transaction costs which negatively impact the daily NAV of each ProFund VP. Transaction costs are not reflected in the funds expense ratio. Transaction costs are generally higher for ProFunds VP with higher turnover and for ProFunds VP that are benchmarked to indexes or securities that are comparatively less liquid than other ProFund VPs’ benchmark indexes or securities.

[1]	Other than ProFund VP Money Market
[2]
A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP UltraNASDAQ-100 has a benchmark of 200% of the daily return of the NASDAQ-100 Index®.

[3]	Past performance does not guarantee future results.
[4]
Unlike ProFunds VP, indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes and individual securities do not incur fees, expenses and transaction costs. Fees, expenses, and transaction costs incurred by ProFunds VP negatively impact the performance of the ProFunds VP. Performance for each ProFund VP will differ from the underlying index or security performance.

ii

PROFUNDS VP

Management Discussion of Fund Performance (continued)

Market Conditions Affecting Benchmark and Fund Performance – All ProFunds VP

Index Performance

For the one year period ended December 31, 2007 the best known measure of U.S. large-cap stocks, the S&P 500® Index, rose by 5.5%.5 Mid-cap indexes slightly outperformed and small-cap indexes underperformed the S&P 500, as the S&P Midcap 400® Index returned 8.0% and the Russell 2000® Index returned -1.6%. The technology heavy NASDAQ-100® Index led all major broad U.S. indexes on the year with a return of 19.2%.

Indexes on subsets of the broader U.S. equity market showed evidence of shifting market dynamics. Growth stocks, characterized by generally higher revenue growth, higher price-earnings ratios, and lower dividend yields, outpaced their value stock counterparts over the period, a reversal of a more than six year trend that started in 2000. Based on the S&P/Citigroup style indexes, growth beat value throughout the capitalization spectrum: Large Growth, 9.3% versus Large Value, 2.0%; Mid Growth, 13.6% versus Mid Value, 2.8%; and Small Growth, 5.7% versus Small Value, -5.2%.

Certain industry groups and sectors of the market saw performances that deviated significantly from the broader market performance. As measured by the Dow Jones Total Market Indexes, industry groups and sectors that substantially outperformed the broad market included Oil & Gas, Basic Materials, Precious Metals, Utilities, Technology, Industrials and Internet which returned 34.8%, 32.9%, 25.3%, 17.8%, 15.7%, 13.6% and 11.8%, respectively. Substantially underperforming the broad market were Banks, Real Estate, Financials, Consumer Services, Biotechnology, and Pharmaceuticals with returns of -25.2%, -18.2%, -17.7%, -7.2%, 0.2% and 4.5%, respectively. The rest of the industry groups and sectors tracked by ProFunds VP all managed to slightly outperform the S&P 500, as Telecommunications, Consumer Goods, Semiconductors and Health Care returned 10.0%, 9.7%, 9.4% and 8.4%, respectively.

International equity market performance varied greatly in 2007, but outperformed U.S. markets overall, as the Dow Jones Wilshire ex-U.S. Index returned 11.8%6 on the year. Emerging markets stocks continued their outperformance compared to developed markets in 2007, as the Bank of New York Emerging Markets 50 ADR® Index returned 43.5%6 on the year, while the MSCI EAFE Index returned just 8.6%6. Individual countries whose markets showed particular strength included Brazil, Hong Kong, and Germany who returned 71.1%6, 44.5%6, and 30.5%6 respectively as measured by the Dow Jones Wilshire individual country indexes.

Fixed income markets posted relatively strong returns for 2007. ProFunds VP offers two funds benchmarked to the 30-year U.S. Treasury Bond, and based on data from Ryan Labs, the 30-year bond returned 8.1%. One ProFund VP is benchmarked to the New York Board of Trade’s Dollar Index, a measure of the value of the U.S. Dollar against a basket of six currencies. The Dollar Index declined 8.3% on the year, while hitting an all-time low in late November. The currencies included in the basket in order of descending weights are the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc. Against the three primary currencies in the basket, the Dollar lost 9.5% versus the Euro, lost 6.2% versus the Yen, and lost 1.3% versus the Pound.

Economy

Economic growth slowed to its lowest level in five years by the fourth quarter of 2007 as GDP increased at a rate of just 0.6%. This was a sharp decrease relative to the two previous quarters where it had grown at a rate of 3.4% for the second quarter and 3.9% for the third quarter. The effects of a weakening housing sector, the subprime mortgage crisis, and high energy prices, among other things, appeared to finally be taking their toll on the economy by year end. The stock market demonstrated a similar pattern in 2007, after posting strong returns for the first three quarters of 2007, the stock market declined during the fourth quarter – a period when stocks rise more often than not. The Dow Jones Industrial Average posted its first fourth quarter decline in ten years.

The year began focused on an excess supply in the U.S. housing market. The excess persisted despite sharp cutbacks in home building, and housing prices fell for one of the few times in U.S. history as a result. The effects of this began to reverberate throughout the financial markets as delinquencies and foreclosures rose. This led to a re-pricing of mortgage backed securities and other asset backed securities that forced banks to take loans back onto their own balance sheets and fueled a general tightening of credit. A notable hedge fund collapse in mid-June brought the subprime mortgage crisis into the public spotlight and flight to high-quality Treasuries ensued for the rest of the year, while credit spreads widened substantially.

The housing and mortgage markets weren’t the only areas of concern surrounding the economy in 2007. Rising commodity prices, particularly in the energy and food sectors also began to weigh on the economy. Crude Oil prices increased over 40% and the cost for wheat and corn rose as well during the year. Inflation measures, however, trended only slightly higher and remained relatively tame over the course of the year. The Core Personal Consumption Expenditures Index, the Federal Reserve’s preferred measure of inflation, remained within the Fed’s comfort zone of 1.5-2% for much of the year, albeit near the higher end of this zone, until rising to 2.2% in December. Unemployment data was also becoming worrisome as the unemployment rate rose to 5% in December, its highest level in two years. Despite all of this, consumer spending, which accounts for more than two thirds of the U.S. economy, remained strong in 2007, helping to support corporate profits and allowing most major stock indexes to post positive returns.

Treasury yields rose as high as 5.4% on the 30-year bond and 5.3% on the 10-year note, before finishing near their lows for the year at 4.5% and 4.0% respectively. The declining yields that began mid-year were a reflection of expectations that the Federal Reserve would cut interest rates in the coming months to stimulate the economy amidst the housing and subprime woes that were taking hold. As it turned out, investors were correct, as the Federal Reserve cut rates three times in 2007 for a total of 1.00% to 4.25% by year end, with additional future cuts priced in for 2008 based on the year-end levels of fed fund futures.

As 2007 drew to a close, indicators signaling the U.S. might slip into a recession in 2008 were becoming evident. Unemployment and inflation appeared to be on the rise, housing prices were showing no sign of turning around, and credit conditions had yet to improve. Also, complicating things was a weak U.S. Dollar which could affect foreign interest in U.S. securities. How heavily all of this affects the economy will depend in part on how successful the Fed rate cuts are at stimulating the economy, and in part on whether foreign demand for U.S. goods remains strong among many of the emerging markets countries that have helped fuel domestic growth over the past year.

Although one or more of these conditions impacted the security or securities comprising each ProFund VP’s benchmark and, in turn, impacted the performance of each ProFund VP, ProFund Advisors does not invest the assets of the ProFunds VP based on its view of the investment merit of a particular security, instrument or company. In addition, ProFund Advisors does not conduct conventional stock research or analysis, forecast stock market movements, trends or market conditions, and does not normally take temporary defensive positions.

[5]	The index returns presented account for the theoretical reinvestment of dividends in the index.
[6]	U.S. Dollar terms

iii

ProFund VP Bull

The ProFund VP Bull seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500® Index. For the year ended December 31, 2007, the Fund had a total return of 3.55%, compared to a total return of 5.49%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Apple Inc (+133.47%), Chevron Corp (+30.56%) and Exxon Mobil (+24.34%), while the bottom three performers in this group were Bank of America (–18.86%), Cisco Systems (–0.95%), and General Electric (+2.69%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bull from May 1, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Bull	5/1/01	3.55%	10.57%	1.82%	1.67%	1.63%
S&P 500 Index	5/1/01	5.49%	12.82%	4.05%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

1

PROFUNDS VP ProFund VP Bull

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Bull seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P 500 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	91%
Futures Contracts	9%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Exxon Mobil Corp.	3.6%
General Electric Co.	2.7%
Microsoft Corp.	2.0%
AT&T, Inc.	1.8%
Procter & Gamble Co.	1.6%

S&P 500 Index - Composition
% of Index

Consumer Non-Cyclical	20%
Financial	18%
Energy	13%
Industrial	12%
Technology	12%
Communications	11%
Consumer Cyclical	7%
Utilities	4%
Basic Materials	3%

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2007

Common Stocks (91.2%)
	Shares	Value

3M Co. (Miscellaneous Manufacturing)	8,253	$695,893
Abbott Laboratories (Pharmaceuticals)	17,955	1,008,173
Abercrombie & Fitch Co.—Class A (Retail)	945	75,572
ACE, Ltd.ADR (Insurance)	3,780	233,528
Adobe Systems, Inc.* (Software)	6,678	285,351
Advanced Micro Devices, Inc.* (Semiconductors)	6,993	52,448
Aetna, Inc. (Healthcare-Services)	5,796	334,603
Affiliated Computer Services, Inc.—Class A* (Computers)	1,134	51,143
AFLAC, Inc. (Insurance)	5,670	355,112
Agilent Technologies, Inc.* (Electronics)	4,473	164,338
Air Products & Chemicals, Inc. (Chemicals)	2,457	242,334
Akamai Technologies, Inc.* (Internet)	1,890	65,394
Alcoa, Inc. (Mining)	9,828	359,213
Allegheny Energy, Inc. (Electric)	1,890	120,223
Allegheny Technologies, Inc. (Iron/Steel)	1,134	97,978
Allergan, Inc. (Pharmaceuticals)	3,528	226,639
Allied Waste Industries, Inc.* (Environmental Control)	3,339	36,796
Allstate Corp. (Insurance)	6,615	345,501
Altera Corp. (Semiconductors)	3,906	75,464
Altria Group, Inc. (Agriculture)	24,507	1,852,239
Amazon.com, Inc.* (Internet)	3,528	326,834
Ambac Financial Group, Inc. (Insurance)	1,134	29,223
Ameren Corp. (Electric)	2,394	129,779
American Capital Strategies, Ltd. (Investment Companies)	2,205	72,677
American Electric Power, Inc. (Electric)	4,599	214,129
American Express Co. (Diversified Financial Services)	13,608	707,888
American International Group, Inc. (Insurance)	29,547	1,722,590
American Tower Corp.* (Telecommunications)	4,662	198,601
Ameriprise Financial, Inc. (Diversified Financial Services)	2,646	145,821
AmerisourceBergen Corp. (Pharmaceuticals)	1,953	87,631
Amgen, Inc.* (Biotechnology)	12,663	588,070
Anadarko Petroleum Corp. (Oil & Gas)	5,418	355,908
Analog Devices, Inc. (Semiconductors)	3,528	111,838
Anheuser-Busch Cos., Inc. (Beverages)	8,505	445,152
AON Corp. (Insurance)	3,402	162,241
Apache Corp. (Oil & Gas)	3,843	413,276
Apartment Investment and Management Co.—Class A (REIT)	1,071	37,196
Apollo Group, Inc.—Class A* (Commercial Services)	1,575	110,486
Apple Computer, Inc.* (Computers)	10,143	2,009,125
Applera Corp.—Applied Biosystems Group (Electronics)	1,953	66,246
Applied Materials, Inc. (Semiconductors)	16,002	284,196
Archer-Daniels-Midland Co. (Agriculture)	7,434	345,161
Ashland, Inc. (Chemicals)	630	29,881
Assurant, Inc. (Insurance)	1,071	71,650
AT&T, Inc. (Telecommunications)	70,623	2,935,092
Autodesk, Inc.* (Software)	2,646	131,665
Automatic Data Processing, Inc. (Software)	6,111	272,123
AutoNation, Inc.* (Retail)	1,575	24,665
AutoZone, Inc.* (Retail)	504	60,435
Avalonbay Communities, Inc. (REIT)	882	83,031
Avery Dennison Corp. (Household Products/Wares)	1,197	63,609
Avon Products, Inc. (Cosmetics/Personal Care)	4,977	196,741
Baker Hughes, Inc. (Oil & Gas Services)	3,654	296,339
Ball Corp. (Packaging & Containers)	1,134	51,030
Bank of America Corp. (Banks)	51,660	2,131,492
Bank of New York Mellon Corp. (Banks)	13,230	645,095
Bard (C.R.), Inc. (Healthcare-Products)	1,134	107,503
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	1,197	63,561
Baxter International, Inc. (Healthcare-Products)	7,371	427,887
BB&T Corp. (Banks)	6,363	195,153
Bear Stearns Cos., Inc. (Diversified Financial Services)	1,323	116,755
Becton, Dickinson & Co. (Healthcare-Products)	2,835	236,949
Bed Bath & Beyond, Inc.* (Retail)	3,024	88,875
Bemis Co., Inc. (Packaging & Containers)	1,134	31,049
Best Buy Co., Inc. (Retail)	4,032	212,285
Big Lots, Inc.* (Retail)	1,008	16,118
Biogen Idec, Inc.* (Biotechnology)	3,402	193,642
BJ Services Co. (Oil & Gas Services)	3,402	82,533
Black & Decker Corp. (Hand/Machine Tools)	693	48,267
BMC Software, Inc.* (Software)	2,268	80,832
Boeing Co. (Aerospace/Defense)	9,009	787,927
Boston Properties, Inc. (REIT)	1,386	127,249
Boston Scientific Corp.* (Healthcare-Products)	15,624	181,707
Bristol-Myers Squibb Co. (Pharmaceuticals)	22,995	609,827
Broadcom Corp.—Class A* (Semiconductors)	5,481	143,273

See accompanying notes to the financial statements.

2

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Brown-Forman Corp. (Beverages)	945	$70,034
Brunswick Corp. (Leisure Time)	1,008	17,186
Burlington Northern Santa Fe Corp. (Transportation)	3,465	288,392
C.H. Robinson Worldwide, Inc. (Transportation)	1,953	105,696
CA, Inc. (Software)	4,536	113,173
Campbell Soup Co. (Food)	2,583	92,291
Capital One Financial Corp. (Diversified Financial Services)	4,536	214,371
Cardinal Health, Inc. (Pharmaceuticals)	4,158	240,124
Carnival Corp.—Class AADR (Leisure Time)	5,040	224,230
Caterpillar, Inc. (Machinery-Construction & Mining)	7,371	534,840
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	2,268	48,875
CBS Corp.—Class B (Media)	7,938	216,310
Celgene Corp.* (Biotechnology)	4,473	206,697
CenterPoint Energy, Inc. (Electric)	3,717	63,672
Centex Corp. (Home Builders)	1,386	35,010
CenturyTel, Inc. (Telecommunications)	1,260	52,240
Chesapeake Energy Corp. (Oil & Gas)	5,229	204,977
ChevronTexaco Corp. (Oil & Gas)	24,570	2,293,118
Chubb Corp. (Insurance)	4,410	240,698
Ciena Corp.* (Telecommunications)	945	32,234
CIGNA Corp. (Insurance)	3,213	172,634
Cincinnati Financial Corp. (Insurance)	1,890	74,731
Cintas Corp. (Textiles)	1,512	50,833
Circuit City Stores, Inc. (Retail)	1,953	8,203
Cisco Systems, Inc.* (Telecommunications)	70,623	1,911,765
CIT Group, Inc. (Diversified Financial Services)	2,205	52,986
Citigroup, Inc. (Diversified Financial Services)	58,149	1,711,907
Citizens Communications Co. (Telecommunications)	3,780	48,119
Citrix Systems, Inc.* (Software)	2,205	83,812
Clear Channel Communications, Inc. (Media)	5,796	200,078
Clorox Co. (Household Products/Wares)	1,575	102,643
CME Group, Inc. (Diversified Financial Services)	630	432,180
CMS Energy Corp. (Electric)	2,583	44,893
Coach, Inc.* (Apparel)	4,284	131,005
Coca-Cola Co. (Beverages)	23,121	1,418,936
Coca-Cola Enterprises, Inc. (Beverages)	3,276	85,274
Cognizant Technology Solutions Corp.* (Computers)	3,339	113,326
Colgate-Palmolive Co. (Cosmetics/Personal Care)	5,922	461,679
Comcast Corp.—Special Class A* (Media)	35,784	653,416
Comerica, Inc. (Banks)	1,701	74,045
Commerce Bancorp, Inc. (Banks)	2,268	86,502
Computer Sciences Corp.* (Computers)	2,016	99,732
Compuware Corp.* (Software)	3,276	29,091
ConAgra Foods, Inc. (Food)	5,670	134,889
ConocoPhillips (Oil & Gas)	18,585	1,641,055
CONSOL Energy, Inc. (Coal)	2,079	148,690
Consolidated Edison, Inc. (Electric)	3,150	153,877
Constellation Brands, Inc.* (Beverages)	2,205	52,126
Constellation Energy Group, Inc. (Electric)	2,079	213,160
Convergys Corp.* (Commercial Services)	1,512	24,888
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	2,079	109,938
Corning, Inc. (Telecommunications)	18,333	439,809
Costco Wholesale Corp. (Retail)	5,040	351,590
Countrywide Credit Industries, Inc. (Diversified Financial Services)	6,741	60,265
Coventry Health Care, Inc.* (Healthcare-Services)	1,764	104,517
Covidien, Ltd.ADR (Healthcare-Products)	5,796	256,705
CSX Corp. (Transportation)	4,851	213,347
Cummins, Inc. (Machinery-Diversified)	1,134	144,438
CVS Corp. (Retail)	17,199	683,660
D.R. Horton, Inc. (Home Builders)	3,213	42,315
Danaher Corp. (Miscellaneous Manufacturing)	2,898	254,271
Darden Restaurants, Inc. (Retail)	1,638	45,389
Dean Foods Co. (Food)	1,512	39,100
Deere & Co. (Machinery-Diversified)	5,166	481,058
Dell, Inc.* (Computers)	26,082	639,270
Developers Diversified Realty Corp. (REIT)	1,386	53,070
Devon Energy Corp. (Oil & Gas)	5,166	459,309
Dillards, Inc.—Class A (Retail)	630	11,831
DIRECTV Group, Inc.* (Media)	8,316	192,266
Discover Financial Services (Diversified Financial Services)	5,544	83,604
Dominion Resources, Inc. (Electric)	6,804	322,850
Dover Corp. (Miscellaneous Manufacturing)	2,268	104,532
DTE Energy Co. (Electric)	1,890	83,084
Du Pont (Chemicals)	10,458	461,093
Duke Energy Corp. (Electric)	14,679	296,075
Dynegy, Inc.—Class A* (Electric)	5,733	40,934
E* TRADE Financial Corp.* (Diversified Financial Services)	4,914	17,445
Eastman Chemical Co. (Chemicals)	882	53,881
Eastman Kodak Co. (Miscellaneous Manufacturing)	3,339	73,024
Eaton Corp. (Miscellaneous Manufacturing)	1,701	164,912
eBay, Inc.* (Internet)	13,230	439,104
Ecolab, Inc. (Chemicals)	2,016	103,239
Edison International (Electric)	3,780	201,739
El Paso Corp. (Pipelines)	8,127	140,109
Electronic Arts, Inc.* (Software)	3,654	213,430
Electronic Data Systems Corp. (Computers)	5,922	122,763
Eli Lilly & Co. (Pharmaceuticals)	11,466	612,170
Embarq Corp. (Telecommunications)	1,764	87,371
EMC Corp.* (Computers)	24,444	452,947
Emerson Electric Co. (Electrical Components & Equipment)	9,135	517,589
Ensco International, Inc. (Oil & Gas)	1,638	97,658
Entergy Corp. (Electric)	2,205	263,542
EOG Resources, Inc. (Oil & Gas)	2,835	253,024
Equifax, Inc. (Commercial Services)	1,512	54,976
Equity Residential Properties Trust (REIT)	3,150	114,880
Exelon Corp. (Electric)	7,686	627,485
Expedia, Inc.* (Internet)	2,394	75,698
Expeditors International of Washington, Inc. (Transportation)	2,457	109,779
Express Scripts, Inc.* (Pharmaceuticals)	2,898	211,554
Exxon Mobil Corp. (Oil & Gas)	63,630	5,961,495
Family Dollar Stores, Inc. (Retail)	1,575	30,287
Fannie Mae (Diversified Financial Services)	11,340	453,373
Federated Investors, Inc.—Class B (Diversified Financial Services)	945	38,896
FedEx Corp. (Transportation)	3,591	320,209
Fidelity National Information Services, Inc. (Software)	1,953	81,225
Fifth Third Bancorp (Banks)	6,174	155,153
First Horizon National Corp. (Banks)	1,449	26,299
FirstEnergy Corp. (Electric)	3,528	255,216
Fiserv, Inc.* (Software)	1,890	104,876
Fluor Corp. (Engineering & Construction)	1,008	146,886
Ford Motor Co.* (Auto Manufacturers)	24,570	165,356
Forest Laboratories, Inc.* (Pharmaceuticals)	3,591	130,892
Fortune Brands, Inc. (Household Products/Wares)	1,764	127,643
FPL Group, Inc. (Electric)	4,725	319,741
Franklin Resources, Inc. (Diversified Financial Services)	1,827	209,064
Freddie Mac (Diversified Financial Services)	7,686	261,862
Freeport-McMoRan Copper & Gold, Inc.—Class B (Mining)	4,410	451,760

See accompanying notes to the financial statements.

3

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

GameStop Corp.—Class A* (Retail)	1,827	$113,475
Gannett Co., Inc. (Media)	2,646	103,194
General Dynamics Corp. (Aerospace/Defense)	4,662	414,871
General Electric Co. (Miscellaneous Manufacturing)	117,684	4,362,546
General Growth Properties, Inc. (REIT)	2,835	116,745
General Mills, Inc. (Food)	3,906	222,642
General Motors Corp. (Auto Manufacturers)	6,552	163,079
Genuine Parts Co. (Distribution/Wholesale)	1,953	90,424
Genworth Financial, Inc.—Class A (Diversified Financial Services)	5,103	129,871
Genzyme Corp.* (Biotechnology)	3,087	229,796
Gilead Sciences, Inc.* (Pharmaceuticals)	10,836	498,564
Goodrich Corp. (Aerospace/Defense)	1,449	102,314
Google, Inc.—Class A* (Internet)	2,646	1,829,656
H & R Block, Inc. (Commercial Services)	3,780	70,195
Halliburton Co. (Oil & Gas Services)	10,206	386,909
Harley-Davidson, Inc. (Leisure Time)	2,772	129,480
Harman International Industries, Inc. (Home Furnishings)	693	51,081
Harrah’s Entertainment, Inc. (Lodging)	2,142	190,102
Hartford Financial Services Group, Inc. (Insurance)	3,654	318,592
Hasbro, Inc. (Toys/Games/Hobbies)	1,701	43,512
Heinz (H.J.) Co. (Food)	3,654	170,569
Hercules, Inc. (Chemicals)	1,323	25,600
Hess Corp. (Oil & Gas)	3,213	324,063
Hewlett-Packard Co. (Computers)	29,988	1,513,794
Home Depot, Inc. (Retail)	19,656	529,533
Honeywell International, Inc. (Miscellaneous Manufacturing)	8,694	535,290
Hospira, Inc.* (Pharmaceuticals)	1,827	77,903
Host Marriott Corp. (REIT)	6,048	103,058
Hudson City Bancorp, Inc. (Savings & Loans)	6,048	90,841
Humana, Inc.* (Healthcare-Services)	1,953	147,080
Huntington Bancshares, Inc. (Banks)	4,221	62,302
IAC/InterActiveCorp* (Internet)	2,142	57,663
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	4,788	256,350
IMS Health, Inc. (Software)	2,205	50,803
Ingersoll-Rand Co.—Class AADR (Miscellaneous Manufacturing)	3,150	146,380
Integrys Energy Group, Inc. (Electric)	882	45,591
Intel Corp. (Semiconductors)	68,103	1,815,626
IntercontinentalExchange, Inc.* (Diversified Financial Services)	756	145,530
International Business Machines Corp. (Computers)	16,002	1,729,816
International Flavors & Fragrances, Inc. (Chemicals)	945	45,483
International Game Technology (Entertainment)	3,654	160,520
International Paper Co. (Forest Products & Paper)	4,977	161,155
Interpublic Group of Cos., Inc.* (Advertising)	5,481	44,451
Intuit, Inc.* (Software)	3,843	121,477
ITT Industries, Inc. (Miscellaneous Manufacturing)	2,079	137,297
J.C. Penney Co., Inc. (Retail)	2,583	113,626
J.P. Morgan Chase & Co. (Diversified Financial Services)	39,123	1,707,719
Jabil Circuit, Inc. (Electronics)	2,394	36,556
Jacobs Engineering Group, Inc.* (Engineering & Construction)	1,386	132,515
Janus Capital Group, Inc. (Diversified Financial Services)	1,764	57,947
JDS Uniphase Corp.* (Telecommunications)	2,520	33,516
Johnson & Johnson (Healthcare-Products)	33,327	2,222,911
Johnson Controls, Inc. (Auto Parts & Equipment)	6,867	247,487
Jones Apparel Group, Inc. (Apparel)	945	15,111
Juniper Networks, Inc.* (Telecommunications)	6,048	200,794
KB Home (Home Builders)	882	19,051
Kellogg Co. (Food)	3,024	158,548
KeyCorp (Banks)	4,473	104,892
Kimberly-Clark Corp. (Household Products/Wares)	4,914	340,737
Kimco Realty Corp. (REIT)	2,898	105,487
King Pharmaceuticals, Inc.* (Pharmaceuticals)	2,835	29,030
KLA-Tencor Corp. (Semiconductors)	2,079	100,125
Kohls Corp.* (Retail)	3,654	167,353
Kraft Foods, Inc. (Food)	18,018	587,927
Kroger Co. (Food)	7,875	210,341
L-3 Communications Holdings, Inc. (Aerospace/Defense)	1,449	153,507
Laboratory Corp. of America Holdings* (Healthcare-Services)	1,323	99,926
Legg Mason, Inc. (Diversified Financial Services)	1,512	110,603
Leggett & Platt, Inc. (Miscellaneous Manufacturing)	1,953	34,060
Lehman Brothers Holdings, Inc. (Diversified Financial Services)	6,174	404,027
Lennar Corp.—Class A (Home Builders)	1,575	28,177
Leucadia National Corp. (Holding Companies-Diversified)	1,953	91,986
Lexmark International, Inc.—Class A* (Computers)	1,071	37,335
Limited, Inc. (Retail)	3,591	67,978
Lincoln National Corp. (Insurance)	3,087	179,725
Linear Technology Corp. (Semiconductors)	2,583	82,217
Liz Claiborne, Inc. (Apparel)	1,134	23,077
Lockheed Martin Corp. (Aerospace/Defense)	4,032	424,408
Loews Corp. (Insurance)	5,103	256,885
Lowe’s Cos., Inc. (Retail)	17,010	384,766
LSI Logic Corp.* (Semiconductors)	8,190	43,489
M&T Bank Corp. (Banks)	819	66,806
Macy’s, Inc. (Retail)	5,040	130,385
Manitowoc Co. (Machinery-Diversified)	1,512	73,831
Marathon Oil Corp. (Oil & Gas)	8,253	502,278
Marriott International, Inc.—Class A (Lodging)	3,591	122,740
Marsh & McLennan Cos., Inc. (Insurance)	6,048	160,091
Marshall & Ilsley Corp. (Banks)	2,961	78,407
Masco Corp. (Building Materials)	4,284	92,577
Mattel, Inc. (Toys/Games/Hobbies)	4,221	80,368
MBIA, Inc. (Insurance)	1,449	26,995
McCormick & Co., Inc. (Food)	1,449	54,932
McDonald’s Corp. (Retail)	13,734	809,070
McGraw-Hill Cos., Inc. (Media)	3,780	165,602
McKesson Corp. (Commercial Services)	3,339	218,738
MeadWestvaco Corp. (Forest Products & Paper)	2,142	67,045
Medco Health Solutions, Inc.* (Pharmaceuticals)	3,087	313,022
Medtronic, Inc. (Healthcare-Products)	13,167	661,905
MEMC Electronic Materials, Inc.* (Semiconductors)	2,646	234,145
Merck & Co., Inc. (Pharmaceuticals)	25,326	1,471,694
Meredith Corp. (Media)	441	24,246
Merrill Lynch & Co., Inc. (Diversified Financial Services)	9,954	534,331
MetLife, Inc. (Insurance)	8,568	527,960
MGIC Investment Corp. (Insurance)	945	21,196
Microchip Technology, Inc. (Semiconductors)	2,457	77,199
Micron Technology, Inc.* (Semiconductors)	8,820	63,945
Microsoft Corp. (Software)	93,681	3,335,044
Millipore Corp.* (Biotechnology)	630	46,103
Molex, Inc. (Electrical Components & Equipment)	1,638	44,717
Molson Coors Brewing Co.—Class B (Beverages)	1,575	81,301
Monsanto Co. (Agriculture)	6,363	710,683
Monster Worldwide, Inc.* (Internet)	1,449	46,948
Moody’s Corp. (Commercial Services)	2,457	87,715

See accompanying notes to the financial statements.

4

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Morgan Stanley Dean Witter & Co. (Diversified Financial Services)	12,348	$655,802
Motorola, Inc. (Telecommunications)	26,586	426,439
Murphy Oil Corp. (Oil & Gas)	2,142	181,727
Mylan Laboratories, Inc. (Pharmaceuticals)	3,465	48,718
Nabors Industries, Ltd.ADR* (Oil & Gas)	3,276	89,730
National City Corp. (Banks)	7,371	121,327
National Semiconductor Corp. (Semiconductors)	2,709	61,332
National-Oilwell Varco, Inc.* (Oil & Gas Services)	4,095	300,819
Network Appliance, Inc.* (Computers)	3,969	99,066
Newell Rubbermaid, Inc. (Housewares)	3,213	83,152
Newmont Mining Corp. (Mining)	5,229	255,332
News Corp.—Class A (Media)	26,901	551,201
Nicor, Inc. (Gas)	504	21,344
NIKE, Inc.—Class B (Apparel)	4,473	287,346
NiSource, Inc. (Electric)	3,150	59,503
Noble Corp.ADR (Oil & Gas)	3,087	174,446
Noble Energy, Inc. (Oil & Gas)	1,953	155,303
Nordstrom, Inc. (Retail)	2,142	78,676
Norfolk Southern Corp. (Transportation)	4,473	225,618
Northern Trust Corp. (Banks)	2,205	168,859
Northrop Grumman Corp. (Aerospace/Defense)	3,906	307,168
Novell, Inc.* (Software)	4,032	27,700
Novellus Systems, Inc.* (Semiconductors)	1,323	36,475
Nucor Corp. (Iron/Steel)	3,339	197,736
NVIDIA Corp.* (Semiconductors)	6,426	218,613
NYSE Euronext (Diversified Financial Services)	3,087	270,946
Occidental Petroleum Corp. (Oil & Gas)	9,639	742,107
Office Depot, Inc.* (Retail)	3,150	43,817
OfficeMax, Inc. (Retail)	819	16,921
Omnicom Group, Inc. (Advertising)	3,780	179,663
Oracle Corp.* (Software)	45,927	1,037,032
PACCAR, Inc. (Auto Manufacturers)	4,284	233,392
Pactiv Corp.* (Packaging & Containers)	1,512	40,265
Pall Corp. (Miscellaneous Manufacturing)	1,386	55,884
Parker Hannifin Corp. (Miscellaneous Manufacturing)	1,953	147,080
Patriot Coal Corp.* (Coal)	283	11,812
Patterson Cos., Inc.* (Healthcare-Products)	1,575	53,471
Paychex, Inc. (Commercial Services)	3,843	139,193
Peabody Energy Corp. (Coal)	3,024	186,399
Pepco Holdings, Inc. (Electric)	2,331	68,368
PepsiCo, Inc. (Beverages)	18,711	1,420,165
PerkinElmer, Inc. (Electronics)	1,323	34,424
Pfizer, Inc. (Pharmaceuticals)	79,506	1,807,171
PG&E Corp. (Electric)	4,095	176,454
Pinnacle West Capital Corp. (Electric)	1,134	48,093
Pitney Bowes, Inc. (Office/Business Equipment)	2,520	95,861
Plum Creek Timber Co., Inc. (Forest Products & Paper)	1,953	89,916
PNC Financial Services Group (Banks)	4,032	264,701
Polo Ralph Lauren Corp. (Apparel)	630	38,928
PPG Industries, Inc. (Chemicals)	1,890	132,735
PPL Corp. (Electric)	4,284	223,154
Praxair, Inc. (Chemicals)	3,654	324,146
Precision Castparts Corp. (Metal Fabricate/Hardware)	1,575	218,452
Principal Financial Group, Inc. (Insurance)	3,024	208,172
Procter & Gamble Co. (Cosmetics/Personal Care)	36,162	2,655,014
Progress Energy, Inc. (Electric)	2,961	143,401
Progressive Corp. (Insurance)	8,127	155,713
ProLogis (REIT)	2,961	187,668
Prudential Financial, Inc. (Insurance)	5,229	486,506
Public Service Enterprise Group, Inc. (Electric)	2,961	290,889
Public Storage, Inc. (REIT)	1,449	106,371
Pulte Homes, Inc. (Home Builders)	2,457	25,897
QLogic Corp.* (Semiconductors)	1,575	22,365
Qualcomm, Inc. (Telecommunications)	19,026	748,673
Quest Diagnostics, Inc. (Healthcare-Services)	1,764	93,316
Questar Corp. (Pipelines)	1,953	105,657
Qwest Communications International, Inc.* (Telecommunications)	18,270	128,073
R.R. Donnelley & Sons Co. (Commercial Services)	2,457	92,727
RadioShack Corp. (Retail)	1,512	25,492
Range Resources Corp. (Oil & Gas)	1,701	87,363
Raytheon Co. (Aerospace/Defense)	4,977	302,104
Regions Financial Corp. (Banks)	8,064	190,714
Reynolds American, Inc. (Agriculture)	1,953	128,820
Robert Half International, Inc. (Commercial Services)	1,827	49,402
Rockwell Collins, Inc. (Aerospace/Defense)	1,890	136,023
Rockwell International Corp. (Machinery-Diversified)	1,701	117,301
Rohm & Haas Co. (Chemicals)	1,449	76,898
Rowan Cos., Inc. (Oil & Gas)	1,260	49,720
Ryder System, Inc. (Transportation)	630	29,616
SAFECO Corp. (Insurance)	1,071	59,633
Safeway, Inc. (Food)	5,103	174,574
SanDisk Corp.* (Computers)	2,646	87,768
Sara Lee Corp. (Food)	8,379	134,567
Schering-Plough Corp. (Pharmaceuticals)	18,837	501,818
Schlumberger, Ltd.ADR (Oil & Gas Services)	13,923	1,369,606
Sealed Air Corp. (Packaging & Containers)	1,827	42,277
Sears Holdings Corp.* (Retail)	819	83,579
Sempra Energy (Gas)	3,024	187,125
Sherwin-Williams Co. (Chemicals)	1,197	69,474
Sigma-Aldrich Corp. (Chemicals)	1,512	82,555
Simon Property Group, Inc. (REIT)	2,583	224,359
SLM Corp. (Diversified Financial Services)	4,788	96,430
Smith International, Inc. (Oil & Gas Services)	2,331	172,144
Snap-on, Inc. (Hand/Machine Tools)	630	30,391
Southern Co. (Electric)	8,820	341,775
Southwest Airlines Co. (Airlines)	8,505	103,761
Sovereign Bancorp, Inc. (Savings & Loans)	4,158	47,401
Spectra Energy Corp. (Pipelines)	7,308	188,693
Sprint Corp. (Telecommunications)	33,075	434,275
St. Jude Medical, Inc.* (Healthcare-Products)	3,969	161,300
Staples, Inc. (Retail)	8,190	188,943
Starbucks Corp.* (Retail)	8,505	174,097
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	2,268	99,860
State Street Corp. (Banks)	4,473	363,208
Stryker Corp. (Healthcare-Products)	2,772	207,124
Sun Microsystems, Inc.* (Computers)	9,639	174,755
Sunoco, Inc. (Oil & Gas)	1,323	95,838
SunTrust Banks, Inc. (Banks)	4,032	251,960
SuperValu, Inc. (Food)	2,457	92,187
Symantec Corp.* (Internet)	10,080	162,691
Sysco Corp. (Food)	7,056	220,218
T. Rowe Price Group, Inc. (Diversified Financial Services)	3,024	184,101
Target Corp. (Retail)	9,639	481,950
TECO Energy, Inc. (Electric)	2,394	41,201
Tellabs, Inc.* (Telecommunications)	5,103	33,374
Tenet Healthcare Corp.* (Healthcare-Services)	5,481	27,843
Teradata Corp.* (Computers)	2,079	56,985
Teradyne, Inc.* (Semiconductors)	2,016	20,845
Terex Corp.* (Machinery-Construction & Mining)	1,134	74,356
Tesoro Petroleum Corp. (Oil & Gas)	1,575	75,127
Texas Instruments, Inc. (Semiconductors)	16,254	542,884
Textron, Inc. (Miscellaneous Manufacturing)	2,898	206,627
See accompanying notes to the financial statements.

5

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

The AES Corp.* (Electric)	7,749	$165,751
The Charles Schwab Corp. (Diversified Financial Services)	10,899	278,469
The Dow Chemical Co. (Chemicals)	10,962	432,122
The E.W. Scripps Co.—Class A (Media)	1,008	45,370
The Estee Lauder Cos., Inc.—Class A (Cosmetics/Personal Care)	1,323	57,696
The Gap, Inc. (Retail)	5,418	115,295
The Goldman Sachs Group, Inc. (Diversified Financial Services)	4,599	989,015
The Goodyear Tire & Rubber Co.* (Auto Parts & Equipment)	2,772	78,226
The Hershey Co. (Food)	1,953	76,948
The New York Times Co.—Class A (Media)	1,638	28,714
The Pepsi Bottling Group, Inc. (Beverages)	1,575	62,149
The Stanley Works (Hand/Machine Tools)	945	45,814
The Travelers Companies, Inc. (Insurance)	7,497	403,339
The Williams Cos., Inc. (Pipelines)	6,867	245,701
Thermo Electron Corp.* (Electronics)	4,914	283,440
Tiffany & Co. (Retail)	1,575	72,497
Time Warner, Inc. (Media)	42,084	694,807
Titanium Metals Corp. (Mining)	1,008	26,662
TJX Cos., Inc. (Retail)	5,040	144,799
Torchmark Corp. (Insurance)	1,071	64,828
Total System Services, Inc.(a) (Software)	2,205	63,614
Trane, Inc. (Building Materials)	1,953	91,225
Transocean, Inc.ADR* (Oil & Gas)	3,654	523,070
Tyco Electronics, Ltd. (Electronics)	5,733	212,866
Tyco International, Ltd.ADR (Miscellaneous Manufacturing)	5,733	227,313
Tyson Foods, Inc.—Class A (Food)	3,150	48,290
U.S. Bancorp (Banks)	20,097	637,879
Union Pacific Corp. (Transportation)	3,024	379,875
Unisys Corp.* (Computers)	4,032	19,071
United Parcel Service, Inc.—Class B (Transportation)	12,222	864,340
United States Steel Corp. (Iron/Steel)	1,323	159,964
United Technologies Corp. (Aerospace/Defense)	11,466	877,608
UnitedHealth Group, Inc. (Healthcare-Services)	14,994	872,651
UnumProvident Corp. (Insurance)	4,158	98,919
UST, Inc. (Agriculture)	1,764	96,667
V.F. Corp. (Apparel)	1,008	69,209
Valero Energy Corp. (Oil & Gas)	6,363	445,601
Varian Medical Systems, Inc.* (Healthcare-Products)	1,449	75,580
VeriSign, Inc.* (Internet)	2,520	94,777
Verizon Communications, Inc. (Telecommunications)	33,642	1,469,819
Viacom, Inc.—Class B* (Media)	7,623	334,802
Vornado Realty Trust (REIT)	1,512	132,980
Vulcan Materials Co. (Building Materials)	1,260	99,653
W.W. Grainger, Inc. (Distribution/Wholesale)	756	66,165
Wachovia Corp. (Banks)	22,995	874,500
Wal-Mart Stores, Inc. (Retail)	27,468	1,305,554
Walgreen Co. (Retail)	11,529	439,024
Walt Disney Co. (Media)	22,176	715,841
Washington Mutual, Inc. (Savings & Loans)	10,080	137,189
Washington Post Co.—Class B (Media)	63	49,860
Waste Management, Inc. (Environmental Control)	5,922	193,472
Waters Corp.* (Electronics)	1,134	89,665
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	1,197	32,487
Weatherford International, Ltd.ADR* (Oil & Gas Services)	3,906	267,952
WellPoint, Inc.* (Healthcare-Services)	6,615	580,334
Wells Fargo & Co. (Banks)	39,312	1,186,829
Wendy’s International, Inc. (Retail)	1,008	26,047
Western Union Co. (Commercial Services)	8,694	211,090
Weyerhaeuser Co. (Forest Products & Paper)	2,394	176,534
Whirlpool Corp. (Home Furnishings)	882	71,998
Whole Foods Market, Inc. (Food)	1,575	64,260
Windstream Corp. (Telecommunications)	5,544	72,183
Wrigley (WM.) Jr. Co. (Food)	2,520	147,546
Wyeth (Pharmaceuticals)	15,561	687,641
Wyndham Worldwide Corp. (Lodging)	2,016	47,497
Xcel Energy, Inc. (Electric)	4,851	109,487
Xerox Corp.* (Office/Business Equipment)	10,710	173,395
Xilinx, Inc. (Semiconductors)	3,402	74,402
XL Capital, Ltd.—Class A (Insurance)	2,016	101,425
XTO Energy, Inc. (Oil & Gas)	5,607	287,976
Yahoo!, Inc.* (Internet)	15,561	361,949
YUM! Brands, Inc. (Retail)	5,922	226,635
Zimmer Holdings, Inc.* (Healthcare-Products)	2,709	179,200
Zions Bancorp (Banks)	1,197	55,888

TOTAL COMMON STOCKS
(Cost $99,806,917)		149,099,842

Repurchase Agreements (7.7%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08(^), dated 12/31/07, with a repurchase price of $3,453,787 (Collateralized by $3,191,000 Federal National Mortgage Association, 7.25%, 1/15/10, market value $3,522,557)	$3,453,000	3,453,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $9,125,103 (Collateralized by $9,276,000 of various U.S. Treasury Securities, 4.00% - 4.125%, 11/3/09-4/15/10, market value $9,404,857)	9,123,000	9,123,000

TOTAL REPURCHASE AGREEMENTS
(Cost $12,576,000)		12,576,000

TOTAL INVESTMENT SECURITIES
(Cost $112,382,917)—98.9%		161,675,842
Net other assets (liabilities)—1.1%		1,848,182

NET ASSETS—100.0%		$163,524,024

(a)	Represents a security purchased on a when-issued basis.
(^)	All or a portion of this security is designated on the ProFund VP Bull’s records as collateral for when-issued securities.
*	Non-income producing security
ADR	American Depositary Receipt

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini S&P 500 Futures Contract expiring March 2008 (Underlying face amount at value $5,160,750)	70	$(77,798)
S&P 500 Futures Contract expiring March 2008 (Underlying face amount at value $9,215,625)	25	(162,300)

See accompanying notes to the financial statements.

6

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2007

ProFund VP Bull invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.1%
Aerospace/Defense	2.3%
Agriculture	1.9%
Airlines	0.1%
Apparel	0.3%
Auto Manufacturers	0.3%
Auto Parts & Equipment	0.3%
Banks	4.7%
Beverages	2.3%
Biotechnology	0.7%
Building Materials	0.3%
Chemicals	1.4%
Coal	0.2%
Commercial Services	0.6%
Computers	4.5%
Cosmetics/Personal Care	2.0%
Distribution/Wholesale	0.1%
Diversified Financial Services	6.3%
Electric	3.0%
Electrical Components & Equipment	0.3%
Electronics	0.5%
Engineering & Construction	0.2%
Entertainment	0.1%
Environmental Control	0.1%
Food	1.6%
Forest Products & Paper	0.3%
Gas	0.1%
Hand/Machine Tools	NM
Healthcare-Products	3.0%
Healthcare-Services	1.5%
Holding Companies-Diversified	0.1%
Home Builders	NM
Home Furnishings	NM
Household Products/Wares	0.4%
Housewares	0.1%
Insurance	3.9%
Internet	2.1%
Investment Companies	NM
Iron/Steel	0.3%
Leisure Time	0.2%
Lodging	0.3%
Machinery-Construction & Mining	0.3%
Machinery-Diversified	0.5%
Media	2.2%
Metal Fabricate/Hardware	0.1%
Mining	0.7%
Miscellaneous Manufacturing	4.6%
Office/Business Equipment	0.2%
Oil & Gas	9.6%
Oil & Gas Services	1.8%
Packaging & Containers	NM
Pharmaceuticals	5.3%
Pipelines	0.5%
REIT	1.0%
Real Estate	NM
Retail	4.3%
Savings & Loans	0.2%
Semiconductors	2.3%
Software	3.8%
Telecommunications	5.7%
Textiles	NM
Toys/Games/Hobbies	0.1%
Transportation	1.5%
Other**	8.8%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.

7

PROFUNDS VP ProFund VP Bull

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $99,806,917)	$149,099,842
Repurchase agreements, at cost	12,576,000

Total Investment Securities	161,675,842
Cash	542
Segregated cash balances with brokers for futures contracts	800,623
Dividends and interest receivable	222,723
Receivable for capital shares issued	1,255,184
Receivable for investments sold	91,021
Prepaid expenses	456

Total Assets	164,046,391

Liabilities:
Payable for investments purchased	63,614
Payable for capital shares redeemed	55,517
Variation margin on futures contracts	108,960
Advisory fees payable	102,527
Management services fees payable	13,670
Administration fees payable	4,280
Administrative services fees payable	60,645
Distribution fees payable	50,603
Trustee fees payable	27
Transfer agency fees payable	9,355
Fund accounting fees payable	6,607
Compliance services fees payable	3,305

Other accrued expenses	43,257

Total Liabilities	522,367

Net Assets	$163,524,024

Net Assets consist of:
Capital	$111,834,677
Accumulated net investment income (loss)	1,056,877
Accumulated net realized gains (losses) on investments	1,579,643
Net unrealized appreciation (depreciation) on investments	49,052,827

Net Assets	$163,524,024

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	5,292,407

Net Asset Value (offering and redemption price per share)	$30.90

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$3,029,527
Interest	867,246

Total Investment Income	3,896,773

Expenses:
Advisory fees	1,315,058
Management services fees	263,013
Administration fees	54,762
Transfer agency fees	57,292
Administrative services fees	556,684
Distribution fees	438,353
Custody fees	39,845
Fund accounting fees	80,217
Trustee fees	2,574
Compliance services fees	1,906
Other fees	117,865

Total Gross Expenses before reductions	2,927,569
Less Expenses reduced by the Advisor	(87,673)

Total Net Expenses	2,839,896

Net Investment Income (Loss)	1,056,877

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	25,972,767
Net realized gains (losses) on futures contracts	548,796
Change in net unrealized appreciation/depreciation on investments	(21,008,213)

Net Realized and Unrealized Gains (Losses) on Investments	5,513,350

Change in Net Assets Resulting from Operations	$6,570,227

See accompanying notes to the financial statements.

8

PROFUNDS VP ProFund VP Bull

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,056,877	$819,544
Net realized gains (losses) on investments	26,521,563	6,021,928
Change in net unrealized appreciation/depreciation on investments	(21,008,213)	21,358,958

Change in net assets resulting from operations	6,570,227	28,200,430

Distributions to Shareholders From:
Net investment income	(819,544)	(507,507)
Net realized gains on investments	(1,803,068)	(9,946,579)

Change in net assets resulting from distributions	(2,622,612)	(10,454,086)

Capital Transactions:
Proceeds from shares issued	723,540,393	807,020,180
Dividends reinvested	2,622,612	10,454,086
Value of shares redeemed	(877,480,461)	(821,872,926)

Change in net assets resulting from capital transactions	(151,317,456)	(4,398,660)

Change in net assets	(147,369,841)	13,347,684
Net Assets:
Beginning of period	310,893,865	297,546,181

End of period	$163,524,024	$310,893,865

Accumulated net investment income (loss)	$1,056,877	$819,544

Share Transactions:
Issued	22,915,243	27,597,405
Reinvested	84,058	370,187
Redeemed	(27,934,190)	(28,267,308)

Change in shares	(4,934,889)	(299,716)

See accompanying notes to the financial statements.

9

PROFUNDS VP ProFund VP Bull

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$30.40	$28.27	$27.59	$25.72	$20.48

Investment Activities:
Net investment income (loss)(a)	0.19	0.11	0.06	0.06	(0.05)
Net realized and unrealized gains (losses) on investments	0.89	3.63	0.69	2.19	5.29

Total income (loss) from investment activities	1.08	3.74	0.75	2.25	5.24

Distributions to Shareholders From:
Net investment income	(0.18)	(0.08)	(0.07)	—	—
Net realized gains on investments	(0.40)	(1.53)	—	(0.38)	—

Total distributions	(0.58)	(1.61)	(0.07)	(0.38)	—

Net Asset Value, End of Period	$30.90	$30.40	$28.27	$27.59	$25.72

Total Return	3.55%	13.66%	2.74%	8.83%	25.59%

Ratios to Average Net Assets:
Gross expenses	1.67%	1.70%	1.78%	1.78%	1.87%
Net expenses	1.62%	1.67%	1.78%	1.78%	1.87%
Net investment income (loss)	0.60%	0.38%	0.21%	0.22%	(0.24)%

Supplemental Data:
Net assets, end of period (000’s)	$163,524	$310,894	$297,546	$391,257	$223,123
Portfolio turnover rate(b)	175%	224%	273%	202%	392%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

10

ProFund VP Small-Cap

The ProFund VP Small-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000® Index. For the year ended December 31, 2007, the Fund had a total return of –2.21%, compared to a total return of –1.56%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were CF Industries Holdings (+329.97%), Terra Industries (+298.66%), and Priceline.com (+163.38%), while the bottom three performers in this group were Equinix Inc (+33.66%), Hologic Inc (+45.17%), and Inverness Medical Innovation (+45.17%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap from May 1, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Small-Cap	5/1/01	–2.21%	13.97%	5.39%	1.59%	1.59%

Russell 2000 Index	5/1/01	–1.56%	16.30%	8.32%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.
11

PROFUNDS VP
ProFund VP Small-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Small-Cap seeks daily investment results, before fees and expenses that correspond to the daily performance of the Russell 2000 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	96%
Futures Contracts	NM
Swap Agreements	4%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.5%.

Largest Equity Holdings
Company	% of Net Assets

CF Industries Holdings, Inc.	0.5%
Terra Industries, Inc.	0.4%
Priceline.com, Inc.	0.4%
FLIR Systems, Inc.	0.4%
Chipotle Mexican Grill, Inc.—Class B	0.4%

Russell 2000 Index - Composition
% of Index

Consumer Non-Cyclical	22%
Financial	19%
Industrial	15%
Consumer Cyclical	11%
Technology	10%
Communications	9%
Energy	6%
Basic Materials	5%
Utilities	3%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks (96.3%)

	Shares	Value

3Com Corp.* (Telecommunications)	26,732	$120,829
AAR Corp.* (Aerospace/Defense)	2,608	99,182
Aaron Rents, Inc. (Commercial Services)	3,260	62,722
AbitibiBowater, Inc. (Forest Products & Paper)	1,956	40,313
ABM Industries, Inc. (Commercial Services)	3,586	73,119
Acco Brands Corp.* (Household Products/Wares)	3,586	57,519
ACI Worldwide, Inc.* (Software)	2,608	49,656
Actuant Corp.—Class A (Miscellaneous Manufacturing)	3,912	133,047
Acuity Brands, Inc. (Miscellaneous Manufacturing)	2,608	117,360
Adams Respiratory Therapeutics, Inc.* (Pharmaceuticals)	2,282	136,327
Administaff, Inc. (Commercial Services)	1,956	55,316
ADTRAN, Inc. (Telecommunications)	3,912	83,639
Advance America Cash Advance Centers, Inc. (Commercial Services)	5,216	52,995
Advanced Energy Industries, Inc.* (Electrical Components & Equipment)	2,934	38,377
Advanta Corp.—Class B (Diversified Financial Services)	2,934	23,677
Advisory Board Co.* (Commercial Services)	1,630	104,630
Aecom Technology Corp.* (Engineering & Construction)	2,934	83,824
Aeropostale, Inc.* (Retail)	4,238	112,307
AFC Enterprises, Inc.* (Retail)	3,912	44,284
Affymetrix, Inc.* (Biotechnology)	4,238	98,067
Aftermarket Technology Corp.* (Auto Parts & Equipment)	2,282	62,207
Agilysys, Inc. (Computers)	2,934	44,362
AirTran Holdings, Inc.* (Airlines)	6,520	46,683
Alaska Air Group, Inc.* (Airlines)	2,934	73,379
Alaska Communications Systems Group, Inc. (Telecommunications)	4,890	73,350
Albany International Corp.—Class A (Machinery-Diversified)	2,282	84,662
Alesco Financial, Inc. (REIT)	7,824	25,663
Alexandria Real Estate Equities, Inc. (REIT)	1,630	165,722
Alexion Pharmaceuticals, Inc.* (Biotechnology)	2,282	171,218
Align Technology, Inc.* (Healthcare-Products)	3,912	65,252
Alkermes, Inc.* (Pharmaceuticals)	6,846	106,729
Alliance One International, Inc.* (Agriculture)	7,824	31,844
Allscripts Healthcare Solutions, Inc.* (Software)	3,586	69,640
Alnylam Pharmaceuticals, Inc.* (Pharmaceuticals)	3,586	104,281
Alpha Natural Resources, Inc.* (Coal)	4,890	158,827
Alpharma, Inc.—Class A* (Pharmaceuticals)	2,934	59,120
AMAG Pharmaceuticals, Inc.* (Biotechnology)	978	58,807
Amedisys, Inc.* (Healthcare-Services)	1,956	94,905
AMERCO* (Trucking & Leasing)	978	64,235
American Axle & Manufacturing Holdings, Inc. (Auto Parts & Equipment)	3,260	60,701
American Campus Communities, Inc. (REIT)	3,260	87,531
American Commercial Lines, Inc.* (Transportation)	4,238	68,825
American Dental Partners, Inc.* (Healthcare-Services)	2,608	26,158
American Equity Investment Life Holding Co. (Insurance)	6,194	51,348
American Financial Realty Trust (REIT)	11,410	91,508
American Medical Systems Holdings, Inc.* (Healthcare-Products)	5,216	75,423
American Physicians Capital, Inc. (Insurance)	1,956	81,096
American Reprographics Co.* (Software)	2,282	37,607
American States Water Co. (Water)	3,586	135,120
American Superconductor Corp.* (Electrical Components & Equipment)	3,260	89,128
AmericanWest Bancorp (Banks)	4,890	86,211
AMERIGROUP Corp.* (Healthcare-Services)	3,586	130,710
Ameris Bancorp (Banks)	3,912	65,917
Ameristar Casinos, Inc. (Lodging)	2,282	62,846
Ameron International Corp. (Miscellaneous Manufacturing)	978	90,123
Amkor Technology, Inc.* (Semiconductors)	6,846	58,396
AMN Healthcare Services, Inc.* (Commercial Services)	2,934	50,377
ANADIGICS, Inc.* (Semiconductors)	4,564	52,805
Analogic Corp. (Electronics)	1,304	88,307
Anixter International, Inc.* (Telecommunications)	1,630	101,500
ANSYS, Inc.* (Software)	4,890	202,739
Anworth Mortgage Asset Corp. (REIT)	8,802	72,705
Apex Silver Mines, Ltd.ADR* (Mining)	3,912	59,619
Apogee Enterprises, Inc. (Building Materials)	2,608	44,623

See accompanying notes to the financial statements.
12

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued
	Shares	Value

Apollo Investment Corp. (Investment Companies)	5,868	$100,049
Applera Corp.—Celera Genomics Group* (Biotechnology)	6,846	108,646
Applied Industrial Technologies, Inc. (Machinery-Diversified)	3,260	94,605
Applied Micro Circuits Corp.* (Semiconductors)	6,194	54,136
Apria Healthcare Group, Inc.* (Healthcare-Services)	2,934	63,286
AptarGroup, Inc. (Miscellaneous Manufacturing)	4,238	173,377
Aquila, Inc.* (Electric)	29,992	111,870
Arbitron, Inc. (Commercial Services)	1,956	81,311
Arch Chemicals, Inc. (Chemicals)	2,282	83,864
Arena Pharmaceuticals, Inc.* (Biotechnology)	5,868	45,946
ARIAD Pharmaceuticals, Inc.* (Biotechnology)	10,758	45,722
Ariba, Inc.* (Internet)	7,172	79,968
Arlington Tankers, Ltd.ADR (Transportation)	3,912	86,573
Array BioPharma, Inc.* (Pharmaceuticals)	5,542	46,664
Arris Group, Inc.* (Telecommunications)	11,187	111,646
ArthroCare Corp.* (Healthcare-Products)	1,956	93,986
ArvinMeritor, Inc. (Auto Parts & Equipment)	5,216	61,184
Ashford Hospitality Trust (REIT)	8,802	63,286
Aspen Insurance Holdings, Ltd.ADR (Insurance)	5,542	159,831
Aspen Technology, Inc.* (Software)	6,194	100,467
Assisted Living Concepts, Inc.—Class A* (Healthcare-Services)	6,194	46,455
Assured Guaranty, Ltd.ADR (Insurance)	4,564	121,129
Astec Industries, Inc.* (Machinery-Construction & Mining)	1,630	60,620
Atheros Communications* (Telecommunications)	3,586	109,516
Atlas America, Inc. (Oil & Gas)	1,630	96,463
ATMI, Inc.* (Semiconductors)	2,608	84,108
ATP Oil & Gas Corp.* (Oil & Gas)	1,630	82,380
Atwood Oceanics, Inc.* (Oil & Gas)	1,630	163,391
Avid Technology, Inc.* (Software)	2,934	83,150
Avocent Corp.* (Internet)	3,586	83,590
Badger Meter, Inc. (Electronics)	2,608	117,230
Baldor Electric Co. (Hand/Machine Tools)	2,934	98,758
Bally Technologies, Inc.* (Entertainment)	3,912	194,505
Banco Latinoamericano de Exportaciones, S.A.—Class EADR (Banks)	3,912	63,805
BankFinancial Corp. (Savings & Loans)	6,520	103,146
Banner Corp. (Banks)	2,934	84,294
Barnes Group, Inc. (Miscellaneous Manufacturing)	3,260	108,851
Basic Energy Services, Inc.* (Oil & Gas Services)	3,260	71,557
Beacon Roofing Supply, Inc.* (Distribution/Wholesale)	3,912	32,939
BearingPoint, Inc.* (Commercial Services)	14,018	39,671
Beazer Homes USA, Inc. (Home Builders)	2,608	19,377
Belden, Inc. (Electrical Components & Equipment)	2,608	116,056
Belo Corp.—Class A (Media)	5,868	102,338
Benchmark Electronics, Inc.* (Electronics)	4,564	80,920
Berry Petroleum Co.—Class A (Oil & Gas)	2,608	115,926
Big 5 Sporting Goods Corp. (Retail)	2,934	42,308
Bill Barrett Corp.* (Oil & Gas)	1,956	81,898
Bio-Rad Laboratories, Inc.—Class A* (Biotechnology)	1,304	135,120
BioMarin Pharmaceutical, Inc.* (Pharmaceuticals)	6,520	230,808
BioMed Realty Trust, Inc. (REIT)	4,890	113,301
Blackbaud, Inc. (Software)	3,586	100,551
Blackboard, Inc.* (Software)	2,282	91,851
Blockbuster, Inc.—Class A* (Retail)	14,996	58,484
Blue Nile, Inc.* (Internet)	978	66,563
Bob Evans Farms, Inc. (Retail)	2,934	79,013
Borders Group, Inc. (Retail)	4,238	45,135
Borland Software Corp.* (Software)	11,410	34,344
Boston Private Financial Holdings, Inc. (Banks)	3,912	105,937
Bowne & Co., Inc. (Commercial Services)	3,912	68,851
Brady Corp.—Class A (Electronics)	3,260	114,393
Briggs & Stratton Corp. (Machinery-Diversified)	3,260	73,872
Bright Horizons Family Solutions, Inc.* (Commercial Services)	2,282	78,820
Brightpoint, Inc.* (Distribution/Wholesale)	3,912	60,088
Bristow Group, Inc.* (Transportation)	1,630	92,339
Brooks Automation, Inc.* (Semiconductors)	5,216	68,903
Brown Shoe Co., Inc. (Retail)	3,260	49,454
Brush Engineered Materials, Inc.* (Mining)	1,630	60,636
Buckeye Technologies, Inc.* (Forest Products & Paper)	4,564	57,050
Bucyrus International, Inc.—Class A (Machinery-Construction & Mining)	2,282	226,808
Buffalo Wild Wings, Inc.* (Retail)	1,304	30,279
CACI International, Inc.—Class A* (Computers)	1,956	87,570
Calamos Asset Management, Inc. (Diversified Financial Services)	2,934	87,375
California Water Service Group (Water)	3,586	132,754
Callaway Golf Co. (Leisure Time)	5,542	96,597
Capital City Bank Group, Inc. (Banks)	3,586	101,197
Capital Lease Funding, Inc. (REIT)	8,476	71,368
Carrizo Oil & Gas, Inc.* (Oil & Gas)	1,630	89,243
Carter’s, Inc.* (Apparel)	3,912	75,697
Cascade Corp. (Machinery-Diversified)	978	45,438
Casey’s General Stores, Inc. (Retail)	3,586	106,181
Cash America International, Inc. (Retail)	2,282	73,709
Cbeyond, Inc.* (Telecommunications)	1,630	63,554
CBRE Realty Finance, Inc. (REIT)	5,868	31,335
CBRL Group, Inc. (Retail)	1,956	63,355
Centene Corp.* (Healthcare-Services)	3,586	98,400
Centennial Bank Holdings, Inc.* (Banks)	11,084	64,066
Centerline Holding Co. (Diversified Financial Services)	4,890	37,262
Central European Distribution Corp.* (Distribution/Wholesale)	2,608	151,473
Central Garden & Pet Co.—Class A* (Household Products/Wares)	6,194	33,200
Central Vermont Public Service Corp. (Electric)	1,956	60,323
Century Aluminum Co.* (Mining)	1,630	87,922
Cenveo, Inc.* (Commercial Services)	3,912	68,343
Cepheid, Inc.* (Healthcare-Products)	4,890	128,851
Ceradyne, Inc.* (Miscellaneous Manufacturing)	1,630	76,496
CF Industries Holdings, Inc. (Chemicals)	3,260	358,796
Champion Enterprises, Inc.* (Home Builders)	5,868	55,277
Charlotte Russe Holding, Inc.* (Retail)	2,282	36,854
Charming Shoppes, Inc.* (Retail)	8,476	45,855
Charter Communications, Inc.—Class A* (Media)	26,732	31,276
Chattem, Inc.* (Cosmetics/Personal Care)	1,304	98,504
Checkpoint Systems, Inc.* (Electronics)	2,934	76,225
Chemed Corp. (Commercial Services)	1,630	91,084
Cherokee, Inc. (Apparel)	2,282	73,640
Chipotle Mexican Grill, Inc.—Class B* (Retail)	1,956	240,686
Chiquita Brands International, Inc.* (Food)	3,586	65,947
Christopher & Banks Corp. (Retail)	3,260	37,327
Cincinnati Bell, Inc.* (Telecommunications)	17,604	83,619
Cirrus Logic, Inc.* (Semiconductors)	8,150	43,032
Citadel Broadcasting Corp. (Media)	16,626	34,250
Citi Trends, Inc.* (Retail)	1,630	25,167
Citizens Republic Bancorp, Inc. (Banks)	5,868	85,145
CKE Restaurants, Inc. (Retail)	4,564	60,245
Clarcor, Inc. (Miscellaneous Manufacturing)	3,586	136,160
Cleco Corp. (Electric)	4,564	126,879
CMGI, Inc.* (Internet)	3,260	42,673
CNET Networks, Inc.* (Internet)	11,736	107,267

See accompanying notes to the financial statements.
13

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued
	Shares	Value

CoBiz Financial, Inc. (Banks)	5,216	$77,562
Coeur d’Alene Mines Corp.* (Mining)	19,234	95,016
Cogent Communications Group, Inc.* (Internet)	3,260	77,295
Cognex Corp. (Machinery-Diversified)	3,912	78,827
Cohen & Steers, Inc. (Diversified Financial Services)	1,304	39,081
Cohu, Inc. (Semiconductors)	3,586	54,866
Coinstar, Inc.* (Commercial Services)	2,608	73,415
Collective Brands, Inc.* (Retail)	3,912	68,030
Columbia Banking System, Inc. (Banks)	4,238	125,996
Community Trust Bancorp, Inc. (Banks)	3,260	89,748
Commvault Systems, Inc.* (Software)	3,586	75,951
Compass Minerals International, Inc. (Mining)	2,608	106,928
Complete Production Services, Inc.* (Oil & Gas Services)	2,934	52,724
Comstock Resources, Inc.* (Oil & Gas)	2,934	99,756
Comtech Telecommunications Corp.* (Telecommunications)	1,630	88,036
Conceptus, Inc.* (Healthcare-Products)	3,260	62,722
Concur Technologies, Inc.* (Software)	3,260	118,045
CONMED Corp.* (Healthcare-Products)	2,608	60,271
Consolidated Communications Holdings, Inc. (Telecommunications)	3,586	71,361
Consolidated Water Co., Ltd.ADR (Water)	3,586	90,331
Consolidated-Tomoka Land Co. (Real Estate)	1,304	81,735
Cooper Tire & Rubber Co. (Auto Parts & Equipment)	3,912	64,861
Corinthian Colleges, Inc.* (Commercial Services)	6,846	105,428
Corporate Office Properties Trust (REIT)	2,608	82,152
Corus Bankshares, Inc. (Banks)	4,238	45,219
CoStar Group, Inc.* (Commercial Services)	1,630	77,018
Crosstex Energy, Inc. (Oil & Gas)	3,260	121,402
CSG Systems International, Inc.* (Software)	3,260	47,987
CSK Auto Corp.* (Retail)	3,912	19,599
Cubist Pharmaceuticals, Inc.* (Pharmaceuticals)	4,238	86,921
Curtiss-Wright Corp. (Aerospace/Defense)	2,934	147,287
CV Therapeutics, Inc.* (Pharmaceuticals)	4,890	44,255
Cymer, Inc.* (Electronics)	2,282	88,838
Daktronics, Inc. (Electronics)	2,608	58,863
Darling International, Inc.* (Environmental Control)	6,846	79,140
Dawson Geophysical Co.* (Oil & Gas Services)	978	69,888
DCT Industrial Trust, Inc. (REIT)	12,388	115,332
DealerTrack Holdings, Inc.* (Internet)	2,282	76,379
Deckers Outdoor Corp.* (Apparel)	978	151,649
Deerfield Capital Corp. (REIT)	5,868	46,944
Delta Petroleum Corp.* (Oil & Gas)	4,564	86,031
Deluxe Corp. (Commercial Services)	3,260	107,221
DeVry, Inc. (Commercial Services)	3,912	203,268
DiamondRock Hospitality Co. (REIT)	6,846	102,553
Digi International, Inc.* (Software)	4,564	64,763
Digital Realty Trust, Inc. (REIT)	3,586	137,595
Digital River, Inc.* (Internet)	2,608	86,247
Dionex Corp.* (Electronics)	1,304	108,049
Dollar Thrifty Automotive Group, Inc.* (Commercial Services)	1,956	46,318
Dress Barn, Inc.* (Retail)	3,260	40,783
Drill-Quip, Inc.* (Oil & Gas Services)	1,630	90,726
DTS, Inc.* (Home Furnishings)	3,260	83,358
Dycom Industries, Inc.* (Engineering & Construction)	2,934	78,191
Eagle Bulk Shipping, Inc.ADR (Transportation)	3,912	103,864
EarthLink, Inc.* (Internet)	11,736	82,974
Eclipsys Corp.* (Software)	3,586	90,762
Edge Petroleum Corp.* (Oil & Gas)	3,912	23,198
Education Realty Trust, Inc. (REIT)	7,824	87,942
El Paso Electric Co.* (Electric)	4,238	108,366
Electronics for Imaging, Inc.* (Computers)	3,912	87,942
Elizabeth Arden, Inc.* (Cosmetics/Personal Care)	2,934	59,707
EMCOR Group, Inc.* (Engineering & Construction)	3,912	92,441
Empire District Electric Co. (Electric)	5,868	133,673
Employers Holdings, Inc. (Insurance)	4,890	81,712
EMS Technologies, Inc.* (Telecommunications)	3,586	108,441
Emulex Corp.* (Semiconductors)	5,216	85,125
Encore Acquisition Co.* (Oil & Gas)	3,586	119,665
Encore Wire Corp. (Electrical Components & Equipment)	2,282	36,329
Energy Conversion Devices, Inc.* (Electrical Components & Equipment)	2,608	87,759
EnergySouth, Inc. (Gas)	1,956	113,448
Ennis, Inc. (Household Products/Wares)	3,260	58,680
EnPro Industries, Inc.* (Miscellaneous Manufacturing)	1,630	49,960
Entegris, Inc.* (Semiconductors)	9,454	81,588
Entertainment Properties Trust (REIT)	1,956	91,932
Entravision Communications Corp.* (Media)	7,172	56,157
Enzon Pharmaceuticals, Inc.* (Biotechnology)	9,454	90,097
Epicor Software Corp.* (Software)	5,542	65,285
Equinix, Inc.* (Internet)	1,956	197,693
ESCO Technologies, Inc.* (Miscellaneous Manufacturing)	1,956	78,123
Euronet Worldwide, Inc.* (Commercial Services)	3,260	97,800
Evergreen Solar, Inc.* (Energy-Alternate Sources)	7,172	123,860
Excel Technology, Inc.* (Electronics)	3,260	88,346
EXCO Resources, Inc.* (Oil & Gas)	4,238	65,604
Exelixis, Inc.* (Biotechnology)	8,150	70,335
Exponent, Inc.* (Commercial Services)	3,586	96,965
Extra Space Storage, Inc. (REIT)	6,846	97,829
Federal Agricultural Mortgage Corp.—Class C (Diversified Financial Services)	2,282	60,062
FEI Co.* (Electronics)	2,608	64,757
FelCor Lodging Trust, Inc. (REIT)	4,564	71,153
Ferro Corp. (Chemicals)	3,586	74,338
Finisar Corp.* (Telecommunications)	19,560	28,362
First BanCorp (Banks)	6,846	49,907
First Financial Holdings, Inc. (Savings & Loans)	3,260	89,389
First Merchants Corp. (Banks)	4,564	99,678
First Place Financial Corp. (Savings & Loans)	4,238	59,290
First Potomac Realty Trust (REIT)	4,238	73,275
First State Bancorporation (Banks)	4,564	63,440
Fisher Communications, Inc.* (Media)	1,630	61,875
Fleetwood Enterprises, Inc.* (Home Builders)	6,846	40,939
FLIR Systems, Inc.* (Electronics)	7,824	244,891
Flow International Corp.* (Machinery-Diversified)	5,216	48,613
Flowers Foods, Inc. (Food)	4,890	114,475
Flushing Financial Corp. (Savings & Loans)	5,868	94,181
Force Protection, Inc.* (Auto Manufacturers)	4,238	19,834
FormFactor, Inc.* (Semiconductors)	2,934	97,115
Forward Air Corp. (Transportation)	2,934	91,453
Fossil, Inc.* (Household Products/Wares)	2,934	123,169
Foundry Networks, Inc.* (Telecommunications)	8,802	154,211
FPIC Insurance Group, Inc.* (Insurance)	1,956	84,069
Franklin Bank Corp. Houston* (Savings & Loans)	5,542	23,886
Fremont General Corp.* (Banks)	4,890	17,115
Friedman, Billings, Ramsey Group, Inc.—Class A (Diversified Financial Services)	13,040	40,946
FTI Consulting, Inc.* (Commercial Services)	2,608	160,757
Fuel Tech, Inc.* (Environmental Control)	1,956	44,303
FuelCell Energy, Inc.* (Energy-Alternate Sources)	7,498	74,380
Fuller (H.B.) Co. (Chemicals)	3,912	87,824
Gartner Group, Inc.* (Commercial Services)	4,564	80,144
Gaylord Entertainment Co.* (Lodging)	2,608	105,546
Gemstar-TV Guide International, Inc.* (Media)	18,582	88,450
Genco Shipping & Trading, Ltd.ADR (Transportation)	1,630	89,259

See accompanying notes to the financial statements.
14

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued
	Shares	Value

GenCorp, Inc.* (Aerospace/Defense)	6,194	$72,222
General Communication, Inc.—Class A* (Telecommunications)	5,542	48,493
Genesco, Inc.* (Retail)	1,630	61,614
Genesee & Wyoming, Inc.—Class A* (Transportation)	2,934	70,915
GeoEye, Inc.* (Telecommunications)	2,934	98,729
Georgia Gulf Corp. (Chemicals)	3,260	21,581
Gevity HR, Inc. (Commercial Services)	2,934	22,562
Gladstone Capital Corp. (Investment Companies)	3,912	66,504
GMH Communities Trust (REIT)	7,824	43,188
Golden Telecom, Inc.* (Telecommunications)	1,304	131,639
Goodman Global, Inc.* (Building Materials)	3,260	80,000
GrafTech International, Ltd.* (Electrical Components & Equipment)	6,520	115,730
Granite Construction, Inc. (Engineering & Construction)	1,956	70,768
Great Wolf Resorts, Inc.* (Entertainment)	5,868	57,565
Greatbatch, Inc.* (Electrical Components & Equipment)	2,282	45,617
Greenhill & Co., Inc. (Diversified Financial Services)	1,304	86,690
Greif Brothers Corp.—Class A (Packaging & Containers)	1,956	127,864
Grey Wolf, Inc.* (Oil & Gas)	12,062	64,290
Group 1 Automotive, Inc. (Retail)	1,956	46,455
GulfMark Offshore, Inc.* (Transportation)	1,630	76,268
Haemonetics Corp.* (Healthcare-Products)	1,956	123,267
Harleysville National Corp. (Banks)	6,194	90,247
Harvest Natural Resources, Inc.* (Oil & Gas)	5,868	73,350
Haynes International, Inc.* (Metal Fabricate/Hardware)	978	67,971
HealthExtras, Inc.* (Pharmaceuticals)	2,608	68,017
HEALTHSOUTH Corp.* (Healthcare-Services)	5,216	109,536
Healthways, Inc.* (Healthcare-Services)	2,282	133,360
Hecla Mining Co.* (Mining)	8,150	76,203
HEICO Corp. (Aerospace/Defense)	2,608	142,084
Heidrick & Struggles International, Inc. (Commercial Services)	1,630	60,489
Helen of Troy, Ltd.ADR* (Household Products/Wares)	2,608	44,701
Hercules Offshore, Inc.* (Oil & Gas Services)	1,956	46,514
Hercules Technology Growth Capital, Inc. (Investment Companies)	6,520	80,978
Hercules, Inc. (Chemicals)	7,172	138,778
Herman Miller, Inc. (Office Furnishings)	3,586	116,151
Hersha Hospitality Trust (REIT)	8,150	77,425
Hexcel Corp.* (Aerospace/Defense Equipment)	6,194	150,390
Hibbett Sports, Inc.* (Retail)	2,934	58,621
Highwoods Properties, Inc. (REIT)	3,586	105,357
Hilb, Rogal, and Hobbs Co. (Insurance)	2,282	92,581
Hologic, Inc.* (Healthcare-Products)	3,260	223,766
Horizon Lines, Inc.—Class A (Transportation)	2,934	54,690
Hornbeck Offshore Services, Inc.* (Oil & Gas Services)	1,630	73,269
Hub Group, Inc.—Class A* (Transportation)	2,934	77,986
Hudson Highland Group, Inc.* (Commercial Services)	2,608	21,933
Human Genome Sciences, Inc.* (Biotechnology)	10,432	108,910
Huron Consulting Group, Inc.* (Commercial Services)	1,304	105,142
Iconix Brand Group, Inc.* (Apparel)	3,912	76,910
IDACORP, Inc. (Electric)	3,586	126,299
IHS, Inc.—Class A* (Computers)	2,282	138,198
II-VI, Inc.* (Electronics)	2,282	69,715
IKON Office Solutions, Inc. (Office/Business Equipment)	7,172	93,379
Illumina, Inc.* (Biotechnology)	3,260	193,188
Imation Corp. (Computers)	2,608	54,768
Immucor, Inc.* (Healthcare-Products)	4,238	144,050
Independent Bank Corp. (Banks)	5,216	49,552
Independent Bank Corp. (Banks)	3,260	88,737
Infinity Property & Casualty Corp. (Insurance)	1,956	70,670
Informatica Corp.* (Software)	6,194	111,616
Infospace, Inc. (Internet)	3,260	61,288
Ingles Markets, Inc.—Class A (Food)	1,956	49,663
Innospec, Inc. (Chemicals)	2,608	44,753
Insight Enterprises, Inc.* (Retail)	3,912	71,355
Insituform Technologies, Inc.—Class A* (Engineering & Construction)	3,260	48,248
Integra Bank Corp. (Banks)	4,890	68,998
Interactive Brokers Group, Inc.—Class A* (Diversified Financial Services)	3,260	105,363
InterDigital, Inc.* (Telecommunications)	3,260	76,056
Interface, Inc.—Class A (Office Furnishings)	4,564	74,484
Interline Brands, Inc.* (Building Materials)	2,608	57,141
Intermec, Inc.* (Machinery-Diversified)	4,238	86,074
InterMune, Inc.* (Biotechnology)	2,282	30,419
Internap Network Services Corp.* (Internet)	3,912	32,587
International Coal Group, Inc.* (Coal)	10,432	55,916
Interwoven, Inc.* (Internet)	4,890	69,536
inVentiv Health, Inc.* (Advertising)	2,282	70,651
Inverness Medical Innovations, Inc.* (Healthcare-Products)	2,934	164,832
ION Geophysical Corp.* (Oil & Gas Services)	4,890	77,164
IPC Holdings, Ltd.ADR (Insurance)	4,238	122,351
iPCS, Inc. (Telecommunications)	2,282	82,129
Isis Pharmaceuticals, Inc.* (Pharmaceuticals)	7,172	112,959
ITC Holdings Corp. (Electric)	3,260	183,929
Itron, Inc.* (Electronics)	1,956	187,717
J. Crew Group, Inc.* (Retail)	2,282	110,015
j2 Global Communications, Inc.* (Internet)	3,586	75,916
Jack Henry & Associates, Inc. (Computers)	4,890	119,023
Jack in the Box, Inc.* (Retail)	3,912	100,812
Jackson Hewitt Tax Service, Inc. (Commercial Services)	2,608	82,804
JAKKS Pacific, Inc.* (Toys/Games/Hobbies)	2,608	61,575
Jamba, Inc.* (Retail)	6,520	24,124
Jer Investors Trust, Inc. (REIT)	5,216	56,176
JetBlue Airways Corp.* (Airlines)	10,432	61,549
Jo-Ann Stores, Inc.* (Retail)	1,956	25,584
Jos. A. Bank Clothiers, Inc.* (Retail)	1,630	46,374
K-V Pharmaceutical Co.* (Pharmaceuticals)	2,934	83,736
Kadant, Inc.* (Machinery-Diversified)	2,282	67,707
Kaiser Aluminum Corp. (Mining)	978	77,731
Kaman Corp. (Aerospace/Defense)	2,608	96,000
Kaydon Corp. (Metal Fabricate/Hardware)	1,956	106,680
KBW, Inc.* (Diversified Financial Services)	2,282	58,396
KEMET Corp.* (Electronics)	8,802	58,357
Kenexa Corp.* (Commercial Services)	1,956	37,986
Kindred Healthcare, Inc.* (Healthcare-Services)	1,956	48,861
KNBT Bancorp, Inc. (Savings & Loans)	7,498	115,619
Knight Capital Group, Inc.—Class A* (Diversified Financial Services)	6,846	98,582
Knight Transportation, Inc. (Transportation)	4,564	67,593
Knightsbridge Tankers, Ltd.ADR (Transportation)	2,608	62,983
Knoll, Inc. (Office Furnishings)	3,586	58,918
Korn/Ferry International* (Commercial Services)	3,260	61,353
Kulicke & Soffa Industries, Inc.* (Semiconductors)	6,520	44,727
L-1 Identity Solutions, Inc.* (Electronics)	4,238	76,072
Laclede Group, Inc. (Gas)	4,564	156,271
Lance, Inc. (Food)	3,260	66,569
LandAmerica Financial Group, Inc. (Insurance)	978	32,714

See accompanying notes to the financial statements.
15

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued

	Shares	Value

Landauer, Inc. (Commercial Services)	1,956	$101,419
LaSalle Hotel Properties (REIT)	2,934	93,595
Lattice Semiconductor Corp.* (Semiconductors)	12,062	39,202
Lawson Software, Inc.* (Software)	9,454	96,809
Layne Christensen Co.* (Engineering & Construction)	1,630	80,212
LCA-Vision, Inc. (Healthcare-Products)	1,630	32,551
Leapfrog Enterprises, Inc.* (Toys/Games/Hobbies)	5,868	39,492
Lear Corp.* (Auto Parts & Equipment)	4,564	126,240
Lee Enterprises, Inc. (Media)	3,912	57,311
Life Time Fitness, Inc.* (Leisure Time)	1,956	97,174
LifeCell Corp.* (Biotechnology)	2,608	112,431
Ligand Pharmaceuticals, Inc.—Class B (Pharmaceuticals)	8,476	40,939
Lin TV Corp.—Class A* (Media)	2,934	35,707
Littelfuse, Inc.* (Electrical Components & Equipment)	1,956	64,470
Live Nation, Inc.* (Commercial Services)	4,238	61,536
LKQ Corp.* (Distribution/Wholesale)	7,824	164,460
LodgeNet Entertainment Corp.* (Media)	2,282	39,798
Longs Drug Stores Corp. (Retail)	1,956	91,932
LoopNet, Inc.* (Internet)	2,934	41,223
LTC Properties, Inc. (REIT)	4,564	114,328
Luminex Corp.* (Healthcare-Products)	4,890	79,414
M &F Worldwide Corp.* (Food)	978	52,665
Macrovision Corp.* (Entertainment)	3,586	65,731
Magellan Health Services, Inc.* (Healthcare-Services)	2,608	121,611
Maguire Properties, Inc. (REIT)	2,934	86,465
Manhattan Associates, Inc.* (Computers)	2,608	68,747
MannKind Corp.* (Pharmaceuticals)	4,238	33,734
Mariner Energy, Inc.* (Oil & Gas)	5,542	126,801
Martek Biosciences Corp.* (Biotechnology)	3,260	96,431
Marvel Entertainment, Inc.* (Toys/Games/Hobbies)	3,912	104,490
MasTec, Inc.* (Telecommunications)	4,238	43,100
Matria Healthcare, Inc.* (Healthcare-Services)	1,956	46,494
Matrix Service Co.* (Oil & Gas Services)	2,282	49,793
Matthews International Corp.—Class A (Miscellaneous Manufacturing)	2,608	122,237
Mattson Technology, Inc.* (Semiconductors)	6,194	53,021
Max Capital Group, Ltd.ADR (Insurance)	4,564	127,746
MAXIMUS, Inc. (Commercial Services)	1,630	62,934
McCormick & Schmick’s Seafood Restaurants, Inc.* (Retail)	3,260	38,892
MCG Capital Corp. (Investment Companies)	5,868	68,010
McGrath Rentcorp (Commercial Services)	2,608	67,156
Medarex, Inc.* (Pharmaceuticals)	8,150	84,923
Mediacom Communications Corp.—Class A* (Media)	7,172	32,919
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	3,586	93,128
Mentor Corp. (Healthcare-Products)	2,608	101,973
Mentor Graphics Corp.* (Computers)	6,194	66,771
Meridian Bioscience, Inc. (Healthcare-Products)	3,586	107,867
Meritage Homes Corp.* (Home Builders)	1,956	28,499
Metal Management, Inc. (Environmental Control)	1,630	74,214
Methode Electronics, Inc. (Electronics)	4,238	69,673
MGE Energy, Inc. (Electric)	3,586	127,195
MGI Pharma, Inc.* (Pharmaceuticals)	5,216	211,404
Micros Systems, Inc.* (Computers)	2,608	182,977
Microsemi Corp.* (Semiconductors)	4,890	108,265
MicroStrategy, Inc.—Class A* (Software)	652	62,005
Midas, Inc.* (Commercial Services)	3,260	47,792
MKS Instruments, Inc.* (Semiconductors)	3,586	68,636
Mobile Mini, Inc.* (Storage/Warehousing)	2,934	54,396
Monaco Coach Corp. (Home Builders)	4,564	40,528
Monarch Casino & Resort, Inc.* (Lodging)	2,282	54,951
Montpelier Re Holdings, Ltd.ADR (Insurance)	7,172	121,996
Moog, Inc.—Class A* (Aerospace/Defense)	2,608	119,472
MPS Group, Inc.* (Commercial Services)	7,172	78,462
MSC.Software Corp.* (Software)	4,890	63,521
Mueller Industries, Inc. (Metal Fabricate/Hardware)	2,934	85,057
Mueller Water Products, Inc.—Class A (Metal Fabricate/Hardware)	8,476	80,692
MVC Capital, Inc. (Investment Companies)	3,586	57,878
Myriad Genetics, Inc.* (Biotechnology)	2,934	136,196
Nara Bancorp, Inc. (Banks)	5,216	60,871
Nash Finch Co. (Food)	1,304	46,005
NATCO Group, Inc.—Class A* (Oil & Gas Services)	1,630	88,265
National CineMedia, Inc. (Entertainment)	3,586	90,403
National Financial Partners (Diversified Financial Services)	2,608	118,951
Nationwide Health Properties, Inc. (REIT)	5,542	174,019
NCI Building Systems, Inc.* (Building Materials)	1,630	46,928
Nektar Therapeutics* (Biotechnology)	6,846	45,937
Net 1 UEPS Technologies, Inc.* (Commercial Services)	2,934	86,142
Netflix, Inc.* (Internet)	3,586	95,459
NETGEAR, Inc.* (Telecommunications)	2,608	93,027
NewAlliance Bancshares, Inc. (Savings & Loans)	8,150	93,888
NGP Capital Resources Co. (Investment Companies)	4,890	76,431
Nicor, Inc. (Gas)	2,934	124,255
Nordson Corp. (Machinery-Diversified)	2,282	132,265
North Pittsburgh Systems, Inc. (Telecommunications)	3,260	73,969
NorthStar Realty Finance Corp. (REIT)	6,520	58,158
Novatel Wireless, Inc.* (Telecommunications)	2,282	36,968
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	2,608	36,199
NTELOS Holdings Corp. (Telecommunications)	2,608	77,432
Nuance Communications, Inc.* (Software)	8,150	152,242
NuVasive, Inc.* (Healthcare-Products)	3,260	128,835
O’Charley’s, Inc. (Retail)	3,912	58,602
Oil States International, Inc.* (Oil & Gas Services)	2,934	100,108
Old Dominion Freight Line, Inc.* (Transportation)	2,608	60,271
Olin Corp. (Chemicals)	5,216	100,825
OM Group, Inc.* (Chemicals)	1,956	112,548
OMEGA Healthcare Investors, Inc. (REIT)	6,846	109,878
Omnicell, Inc.* (Software)	3,260	87,792
OmniVision Technologies, Inc.* (Semiconductors)	4,238	66,325
ON Semiconductor Corp.* (Semiconductors)	14,344	127,375
Onyx Pharmaceuticals, Inc.* (Pharmaceuticals)	3,260	181,321
optionsXpress Holdings, Inc. (Diversified Financial Services)	3,260	110,253
OraSure Technologies, Inc.* (Healthcare-Products)	8,802	78,250
Orbital Sciences Corp.* (Aerospace/Defense)	4,238	103,916
Orthofix International N.V.ADR* (Healthcare-Products)	1,630	94,491
OSI Pharmaceuticals, Inc.* (Pharmaceuticals)	3,912	189,771
OSI Systems, Inc.* (Electronics)	2,282	60,405
Owens & Minor, Inc. (Distribution/Wholesale)	2,934	124,490
P.F. Chang’s China Bistro, Inc.* (Retail)	2,282	52,121
Pacer International, Inc. (Transportation)	3,260	47,596
Pacific Sunwear of California, Inc.* (Retail)	4,564	64,398
PAETEC Holding Corp.* (Telecommunications)	6,194	60,392
Palm, Inc. (Computers)	6,520	41,337
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	2,608	62,592
Parallel Petroleum Corp.* (Oil & Gas)	3,260	57,474
Parametric Technology Corp.* (Software)	6,846	122,201

See accompanying notes to the financial statements.
16

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued

	Shares	Value

PAREXEL International Corp.* (Commercial Services)	1,956	$94,475
Parker Drilling Co.* (Oil & Gas)	7,824	59,071
Peet’s Coffee & Tea, Inc.* (Beverages)	3,260	94,768
Penn Virginia Corp. (Oil & Gas)	2,282	99,564
Performance Food Group Co.* (Food)	2,934	78,837
Perini Corp.* (Engineering & Construction)	1,630	67,515
Perot Systems Corp.—Class A* (Computers)	5,542	74,817
Perrigo Co. (Pharmaceuticals)	5,542	194,025
Petrohawk Energy Corp.* (Oil & Gas)	10,106	174,935
PetroQuest Energy, Inc.* (Oil & Gas)	4,238	60,603
Pharmion Corp.* (Pharmaceuticals)	1,956	122,954
Phase Forward, Inc.* (Software)	3,912	85,086
PHH Corp.* (Commercial Services)	3,586	63,257
PHI, Inc.* (Transportation)	2,608	80,900
Pier 1 Imports, Inc.* (Retail)	8,150	42,625
Pilgrim’s Pride Corp. (Food)	2,608	75,502
Pinnacle Entertainment, Inc.* (Entertainment)	3,912	92,167
Pinnacle Financial Partners, Inc.* (Banks)	3,912	99,443
Piper Jaffray* (Diversified Financial Services)	1,630	75,502
Plantronics, Inc. (Telecommunications)	3,260	84,760
Platinum Underwriters Holdings, Ltd.ADR (Insurance)	3,912	139,111
Plexus Corp.* (Electronics)	3,260	85,608
PMA Capital Corp.—Class A* (Insurance)	7,824	64,313
PMC-Sierra, Inc.* (Semiconductors)	14,344	93,810
PNM Resources, Inc. (Electric)	5,216	111,883
Polaris Industries, Inc. (Leisure Time)	2,608	124,584
Polycom, Inc.* (Telecommunications)	5,216	144,900
PolyOne Corp.* (Chemicals)	9,128	60,062
Portfolio Recovery Associates, Inc. (Diversified Financial Services)	1,304	51,730
Post Properties, Inc. (REIT)	2,608	91,593
Potlatch Corp. (Forest Products & Paper)	2,934	130,387
Powerwave Technologies, Inc.* (Telecommunications)	10,432	42,041
Preferred Bank (Banks)	2,608	67,860
Presidential Life Corp. (Insurance)	4,238	74,207
Priceline.com, Inc.* (Internet)	2,282	262,111
PRIMEDIA, Inc. (Media)	3,586	30,481
ProAssurance Corp.* (Insurance)	2,282	125,327
Progress Software Corp.* (Software)	2,934	98,817
Prospect Capital Corp. (Investment Companies)	4,238	55,306
Provident New York Bancorp (Savings & Loans)	7,498	96,874
PSS World Medical, Inc.* (Healthcare-Products)	4,890	95,697
Psychiatric Solutions, Inc.* (Healthcare-Services)	3,586	116,545
Quanex Corp. (Metal Fabricate/Hardware)	2,282	118,436
Quantum Corp.* (Computers)	20,212	54,370
Quest Software, Inc.* (Software)	4,890	90,172
Quiksilver, Inc.* (Apparel)	8,150	69,927
RAIT Financial Trust (REIT)	4,238	36,532
Ralcorp Holdings, Inc.* (Food)	1,956	118,905
Raven Industries, Inc. (Miscellaneous Manufacturing)	1,956	75,091
RBC Bearings, Inc.* (Metal Fabricate/Hardware)	1,956	85,008
RC2 Corp.* (Toys/Games/Hobbies)	1,956	54,905
RealNetworks, Inc.* (Internet)	8,476	51,619
Realty Income Corp. (REIT)	6,520	176,170
Red Robin Gourmet Burgers, Inc.* (Retail)	1,956	62,572
Reddy Ice Holdings, Inc. (Miscellaneous Manufacturing)	2,934	74,260
Regal-Beloit Corp. (Hand/Machine Tools)	1,956	87,922
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	4,564	110,221
Regis Corp. (Retail)	2,934	82,035
Renasant Corp. (Banks)	3,912	84,382
Rent-A-Center, Inc.* (Commercial Services)	4,564	66,269
Resource Capital Corp. (REIT)	5,216	48,561
Resources Connection, Inc. (Commercial Services)	3,260	59,202
RF Micro Devices, Inc.* (Telecommunications)	13,040	74,458
Rimage Corp.* (Computers)	2,282	59,218
Robbins & Myers, Inc. (Machinery-Diversified)	1,304	98,622
Rock-Tenn Co.—Class A (Forest Products & Paper)	2,608	66,269
Rofin-Sinar Technologies, Inc.* (Electronics)	2,608	125,471
Rosetta Resources, Inc.* (Oil & Gas)	3,912	77,575
RTI International Metals, Inc.* (Mining)	1,304	89,885
Rudolph Technologies, Inc.* (Semiconductors)	3,912	44,284
Rush Enterprises, Inc.* (Retail)	4,238	77,047
Russ Berrie and Co., Inc.* (Household Products/Wares)	3,586	58,667
SAIC, Inc.* (Commercial Services)	6,194	124,623
Sally Beauty Holdings, Inc.* (Retail)	6,846	61,956
Sanderson Farms, Inc. (Food)	1,630	55,061
Sandy Spring Bancorp, Inc. (Banks)	3,260	90,693
Sapient Corp.* (Internet)	7,824	68,929
Savient Pharmaceuticals, Inc.* (Biotechnology)	4,564	104,835
SAVVIS, Inc.* (Telecommunications)	1,956	54,592
ScanSource, Inc.* (Distribution/Wholesale)	2,608	84,369
Schnitzer Steel Industries, Inc.—Class A (Iron/Steel)	1,630	112,682
Scholastic Corp.* (Media)	2,934	102,367
Schweitzer-Mauduit International, Inc. (Forest Products & Paper)	2,608	67,573
Sciele Pharma, Inc.* (Pharmaceuticals)	2,934	60,000
Seabright Insurance Holdings* (Insurance)	4,564	68,825
Seacoast Banking Corp. of Florida (Banks)	4,238	43,567
Security Bank Corp. (Banks)	4,564	41,715
Select Comfort Corp.* (Retail)	3,912	27,423
Selective Insurance Group, Inc. (Insurance)	4,564	104,926
Semtech Corp.* (Semiconductors)	5,542	86,012
Senior Housing Properties Trust (REIT)	5,868	133,086
Senomyx, Inc.* (Commercial Services)	4,238	31,743
Signature Bank* (Banks)	2,608	88,020
Silgan Holdings, Inc. (Packaging & Containers)	1,630	84,662
Silicon Image, Inc.* (Semiconductors)	7,498	33,891
Sinclair Broadcast Group, Inc.—Class A (Media)	4,890	40,147
SiRF Technology Holdings, Inc.* (Semiconductors)	3,586	90,116
Skilled Healthcare Group, Inc.—Class A* (Healthcare-Services)	4,238	62,002
SkyWest, Inc. (Airlines)	3,912	105,037
Skyworks Solutions, Inc.* (Semiconductors)	11,410	96,985
Smart Modular Technologies (WWH), Inc.ADR* (Computers)	3,912	39,824
Sohu.com, Inc.* (Internet)	2,282	124,415
Sonic Corp.* (Retail)	4,890	107,091
SONICWALL, Inc.* (Internet)	7,498	80,379
SonoSite, Inc.* (Healthcare-Products)	2,282	76,835
Sonus Networks, Inc.* (Telecommunications)	15,648	91,228
Sotheby’s (Commercial Services)	3,912	149,047
Southwest Bancorp, Inc. (Banks)	3,912	71,707
Spansion, Inc.—Class A* (Semiconductors)	6,520	25,624
Spartan Motors, Inc. (Auto Parts & Equipment)	2,934	22,416
Spartan Stores, Inc. (Food)	2,282	52,144
Spartech Corp. (Chemicals)	2,608	36,773
Spherion Corp.* (Commercial Services)	6,846	49,839
SPSS, Inc.* (Software)	1,630	58,533
Stage Stores, Inc. (Retail)	3,586	53,073
Standard Microsystems Corp.* (Semiconductors)	2,282	89,158
Standard Pacific Corp. (Home Builders)	4,564	15,289
Standex International Corp. (Miscellaneous Manufacturing)	3,586	62,576
Steiner Leisure, Ltd.ADR* (Commercial Services)	1,630	71,981

See accompanying notes to the financial statements.
17

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued
	Shares	Value

STERIS Corp. (Healthcare-Products)	4,238	$122,224
Sterling Financial Corp. (Savings & Loans)	3,912	65,682
Steven Madden, Ltd.* (Apparel)	2,282	45,640
Stewart Enterprises, Inc.—Class A (Commercial Services)	9,454	84,141
Stifel Financial Corp.* (Diversified Financial Services)	1,304	68,551
Stone Energy Corp.* (Oil & Gas)	2,282	107,049
Strategic Hotels & Resorts, Inc. (REIT)	5,216	87,264
Strayer Education, Inc. (Commercial Services)	978	166,827
Suffolk Bancorp (Banks)	2,934	90,103
Sunrise Assisted Living, Inc.* (Healthcare-Services)	2,934	90,015
Sunstone Hotel Investors, Inc. (REIT)	4,564	83,476
Superior Bancorp* (Banks)	9,780	52,519
Superior Essex, Inc.* (Electrical Components & Equipment)	1,956	46,944
SureWest Communications (Telecommunications)	2,608	44,597
Swift Energy Co.* (Oil & Gas)	1,956	86,279
Sybase, Inc.* (Software)	5,216	136,085
Symmetricom, Inc.* (Telecommunications)	7,498	35,316
Synaptics, Inc.* (Computers)	1,956	80,509
Take-Two Interactive Software, Inc.* (Software)	4,890	90,221
Taser International, Inc.* (Electronics)	5,216	75,058
Technitrol, Inc. (Electronics)	2,934	83,854
Tekelec* (Telecommunications)	4,564	57,050
Teledyne Technologies, Inc.* (Aerospace/Defense)	2,282	121,699
TeleTech Holdings, Inc.* (Commercial Services)	2,608	55,472
Tempur-Pedic International, Inc. (Home Furnishings)	4,890	126,993
Tenneco Automotive, Inc.* (Auto Parts & Equipment)	3,260	84,988
Terra Industries, Inc.* (Chemicals)	5,868	280,256
Tessera Technologies, Inc.* (Semiconductors)	2,934	122,054
Tetra Tech, Inc.* (Environmental Control)	4,238	91,117
Texas Capital Bancshares, Inc.* (Banks)	3,912	71,394
Texas Industries, Inc. (Building Materials)	1,630	114,263
The Children’s Place Retail Stores, Inc.* (Retail)	1,630	42,266
The Commerce Group, Inc. (Insurance)	3,586	129,024
The Genlyte Group, Inc.* (Building Materials)	1,630	155,176
The Geo Group, Inc.* (Commercial Services)	3,586	100,408
The Gymboree Corp.* (Apparel)	2,282	69,510
The Hain Celestial Group, Inc.* (Food)	3,260	104,320
The Medicines Co.* (Pharmaceuticals)	3,912	74,954
The Men’s Wearhouse, Inc. (Retail)	3,260	87,955
The Middleby Corp.* (Machinery-Diversified)	1,304	99,912
The Pantry, Inc.* (Retail)	1,630	42,592
The Pep Boys-Manny, Moe & Jack (Retail)	3,260	37,425
The Phoenix Cos., Inc. (Insurance)	8,476	100,610
The Spectranetics Corp.* (Healthcare-Products)	5,868	89,956
The Steak n Shake Co.* (Retail)	5,542	60,408
The Timberland Co.—Class A* (Apparel)	3,586	64,835
The TriZetto Group, Inc.* (Internet)	3,912	67,951
The Ultimate Software Group, Inc.* (Software)	2,608	82,074
The Warnaco Group, Inc.* (Apparel)	3,260	113,448
Thoratec Corp.* (Healthcare-Products)	4,238	77,089
THQ, Inc.* (Software)	3,912	110,279
Tibco Software, Inc.* (Internet)	13,040	105,233
TICC Capital Corp. (Investment Companies)	5,542	51,153
TierOne Corp. (Savings & Loans)	2,282	50,546
Time Warner Telecom, Inc.—Class A* (Telecommunications)	8,476	171,978
Titan International, Inc. (Auto Parts & Equipment)	1,956	61,145
TiVo, Inc.* (Home Furnishings)	10,432	87,003
TNS, Inc. (Commercial Services)	5,216	92,584
TreeHouse Foods, Inc.* (Food)	2,934	67,453
Triarc Cos., Inc. (Retail)	5,542	48,548
TriCo Bancshares (Banks)	3,912	75,502
Trident Microsystems, Inc.* (Software)	3,912	25,663
TriQuint Semiconductor, Inc.* (Semiconductors)	14,018	92,939
Tronox, Inc.—Class B (Chemicals)	4,890	42,299
TrueBlue, Inc.* (Commercial Services)	3,586	51,925
Trump Entertainment Resorts, Inc.* (Lodging)	3,912	16,822
TrustCo Bank Corp. NY (Banks)	13,040	129,357
Tupperware Corp. (Household Products/Wares)	4,238	139,981
Tween Brands, Inc.* (Retail)	1,956	51,795
TXCO Resources, Inc.* (Oil & Gas)	5,216	62,905
UAP Holding Corp. (Chemicals)	3,912	151,003
UCBH Holdings, Inc. (Banks)	6,846	96,939
UIL Holdings Corp. (Electric)	2,934	108,411
Under Armour, Inc.—Class A* (Retail)	1,630	71,182
United America Indemnity, Ltd.—Class A* (Insurance)	3,912	77,927
United Natural Foods, Inc.* (Food)	3,260	103,407
United Online, Inc. (Internet)	5,868	69,360
United Stationers, Inc.* (Distribution/Wholesale)	1,630	75,322
United Therapeutics Corp.* (Pharmaceuticals)	1,630	159,169
Universal American Financial Corp.* (Insurance)	4,238	108,450
Universal Corp. (Agriculture)	1,630	83,489
Universal Health Realty Income Trust (REIT)	3,260	115,534
Urstadt Biddle Properties—Class A (REIT)	5,868	90,954
USA Mobility, Inc. (Telecommunications)	2,608	37,294
USEC, Inc.* (Mining)	5,542	49,878
UTStarcom, Inc.* (Telecommunications)	10,432	28,688
Vail Resorts, Inc.* (Entertainment)	1,956	105,252
Valassis Communications, Inc.* (Commercial Services)	3,912	45,731
Valeant Pharmaceuticals International* (Pharmaceuticals)	6,194	74,142
Valmont Industries, Inc. (Metal Fabricate/Hardware)	1,304	116,212
ValueClick, Inc.* (Internet)	6,194	135,649
Varian, Inc.* (Electronics)	1,956	127,727
Veeco Instruments, Inc.* (Semiconductors)	3,912	65,330
Ventana Medical Systems, Inc.* (Healthcare-Products)	1,956	170,622
Viad Corp. (Commercial Services)	1,956	61,770
ViaSat, Inc.* (Telecommunications)	2,282	78,569
Vignette Corp.* (Internet)	3,912	57,154
ViroPharma, Inc.* (Pharmaceuticals)	5,216	41,415
VistaPrint, Ltd.ADR* (Commercial Services)	2,934	125,722
Visteon Corp.* (Auto Parts & Equipment)	9,780	42,934
Volcom, Inc.* (Apparel)	1,304	28,727
W-H Energy Services, Inc.* (Oil & Gas Services)	1,956	109,947
W.R. Grace & Co.* (Chemicals)	4,564	119,486
Wabtec Corp. (Machinery-Diversified)	3,260	112,274
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	5,216	188,245
Walter Industries, Inc. (Holding Companies-Diversified)	3,586	128,845
Warren Resources, Inc.* (Oil & Gas)	5,542	78,308
Watsco, Inc. (Distribution/Wholesale)	1,630	59,919
Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	2,608	121,037
Watts Water Technologies, Inc.—Class A (Electronics)	2,282	68,004
WD-40 Co. (Household Products/Wares)	2,608	99,026
Websense, Inc.* (Internet)	3,260	55,355
West Coast Bancorp (Banks)	3,586	66,341
West Pharmaceutical Services, Inc. (Healthcare-Products)	2,282	92,626
Westar Energy, Inc. (Electric)	6,194	160,672
Whiting Petroleum Corp.* (Oil & Gas)	2,282	131,580
Willbros Group, Inc.ADR* (Oil & Gas Services)	2,282	87,378
Wind River Systems, Inc.* (Software)	6,520	58,224

See accompanying notes to the financial statements.
18

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Common Stocks, continued
	Shares	Value

Winn-Dixie Stores, Inc.* (Food)	2,282	$38,497
Winnebago Industries, Inc. (Home Builders)	2,608	54,820
Winthrop Realty Trust (REIT)	14,344	75,880
WMS Industries, Inc.* (Leisure Time)	3,260	119,446
Wolverine World Wide, Inc. (Apparel)	3,912	95,922
Woodward Governor Co. (Electronics)	1,956	132,910
World Acceptance Corp.* (Diversified Financial Services)	1,630	43,977
World Fuel Services Corp. (Retail)	1,956	56,783
Worthington Industries, Inc. (Metal Fabricate/Hardware)	4,564	81,604
Wright Express Corp.* (Commercial Services)	2,934	104,128
Wright Medical Group, Inc.* (Healthcare-Products)	3,260	95,094
WSFS Financial Corp. (Savings & Loans)	1,630	81,826
XenoPort, Inc.* (Pharmaceuticals)	1,630	91,084
Zale Corp.* (Retail)	3,260	52,356
Zenith National Insurance Corp. (Insurance)	2,608	116,656
Zoltek Cos., Inc.* (Chemicals)	1,630	69,878
Zoran Corp.* (Semiconductors)	3,912	88,059
Zumiez, Inc.* (Retail)	1,630	39,707
Zymogenetics, Inc.* (Pharmaceuticals)	4,564	53,262

TOTAL COMMON STOCKS (Cost $59,739,333)		65,949,707

Repurchase Agreements (3.5%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $663,151 (Collateralized by $680,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $682,534)	$663,000	663,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $1,758,405 (Collateralized by $1,654,000 Federal National Mortgage Association, 7.125%, 6/15/10, market value $1,795,362)	1,758,000	1,758,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,421,000)		2,421,000

TOTAL INVESTMENT SECURITIES (Cost $62,160,333)—99.8%		68,370,707
Net other assets (liabilities)—0.2%		154,651

NET ASSETS—100.0%		$68,525,358

*	Non-income producing security
+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
ADR	American Depositary Receipt

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

Russell 2000 Futures Contract expiring March 2008 (Underlying face amount at value$2,693,250)	7	$(23,132)

Futures Contracts Sold
E-Mini Russell 2000 Futures Contract expiring March 2008 (Underlying face amount at value $2,693,250)	35	(89,251)

Swap Agreements
	Notional Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/08	$1,611,914	$(13,914)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/08	801,971	(8,114)
ProFund VP Small-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.1%
Aerospace/Defense	1.2%
Aerospace/Defense Equipment	0.2%
Agriculture	0.1%
Airlines	0.5%
Apparel	1.2%
Auto Manufacturers	NM
Auto Parts & Equipment	0.9%
Banks	3.8%
Beverages	0.1%
Biotechnology	2.7%
Building Materials	0.8%
Chemicals	2.6%
Coal	0.3%
Commercial Services	6.5%
Computers	1.9%
Cosmetics/Personal Care	0.2%
Distribution/Wholesale	1.0%
Diversified Financial Services	2.1%
Electric	2.2%
Electrical Components & Equipment	1.1%
Electronics	3.5%
Energy-Alternate Sources	0.3%
Engineering & Construction	0.7%
Entertainment	0.9%
Environmental Control	0.4%
Food	1.7%
Forest Products & Paper	0.6%
Gas	0.6%
Hand/Machine Tools	0.2%
Healthcare-Products	3.4%
Healthcare-Services	1.8%
Holding Companies-Diversified	0.2%
Home Builders	0.4%
Home Furnishings	0.4%
Household Products/Wares	0.9%
Insurance	3.3%
Internet	3.5%
Investment Companies	0.8%
Iron/Steel	0.2%

See accompanying notes to the financial statements.
19

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap	December 31, 2007

Leisure Time	0.6%
Lodging	0.4%
Machinery-Construction & Mining	0.4%
Machinery-Diversified	1.4%
Media	0.9%
Metal Fabricate/Hardware	1.1%
Mining	1.0%
Miscellaneous Manufacturing	2.0%
Office Furnishings	0.4%
Office/Business Equipment	0.1%
Oil & Gas	3.4%
Oil & Gas Services	1.3%
Packaging & Containers	0.3%
Pharmaceuticals	4.3%
REIT	5.0%
Real Estate	0.1%
Retail	5.3%
Savings & Loans	1.1%
Semiconductors	3.0%
Software	3.9%
Storage/Warehousing	0.1%
Telecommunications	4.3%
Toys/Games/Hobbies	0.5%
Transportation	1.5%
Trucking & Leasing	0.1%
Water	0.5%
Other**	3.7%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.
20

PROFUNDS VP
ProFund VP Small-Cap

Statement of Assets and Liabilities

December 31, 2007

Assets:
Securities, at value (cost $59,739,333)	$65,949,707
Repurchase agreements, at cost	2,421,000

Total Investment Securities	68,370,707
Segregated cash balances with brokers for futures contracts	9
Dividends and interest receivable	91,620
Receivable for capital shares issued	419,476
Receivable for investments sold	262,116
Prepaid expenses	290

Total Assets	69,144,218

Liabilities:
Cash overdraft	154,049
Payable for capital shares redeemed	250,631
Unrealized loss on swap agreements	22,028
Advisory fees payable	45,804
Management services fees payable	6,107
Administration fees payable	1,912
Administrative services fees payable	50,035
Distribution fees payable	50,056
Trustee fees payable	12
Transfer agency fees payable	4,523
Fund accounting fees payable	2,952
Compliance services fees payable	1,592
Other accrued expenses	29,159

Total Liabilities	618,860

Net Assets	$68,525,358

Net Assets consist of:
Capital	$57,816,000
Accumulated net investment income (loss)	145,273
Accumulated net realized gains (losses) on investments	4,488,122
Net unrealized appreciation (depreciation) on investments	6,075,963

Net Assets	$68,525,358

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,231,496

Net Asset Value (offering and redemption price per share)	$30.71

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$989,108
Interest	623,190

Total Investment Income	1,612,298

Expenses:
Advisory fees	705,976
Management services fees	141,196
Administration fees	29,452
Transfer agency fees	32,275
Administrative services fees	234,745
Distribution fees	235,325
Custody fees	16,084
Fund accounting fees	48,679
Trustee fees	1,512
Compliance services fees	1,403
Other fees	67,445

Total Gross Expenses before reductions	1,514,092
Less Expenses reduced by the Advisor	(47,067)

Total Net Expenses	1,467,025

Net Investment Income (Loss)	145,273

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	7,291,818
Net realized gains (losses) on futures contracts	(1,418,873)
Net realized gains (losses) on swap agreements	(598,303)
Change in net unrealized appreciation/depreciation on investments	(8,054,073)

Net Realized and Unrealized Gains (Losses) on Investments	(2,779,431)

Change in Net Assets Resulting from Operations	$(2,634,158)

See accompanying notes to the financial statements.
21

PROFUNDS VP
ProFund VP Small-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2007	For the year ended December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$145,273	$574,522
Net realized gains (losses) on investments	5,274,642	11,307,871
Change in net unrealized appreciation/depreciation on investments	(8,054,073)	4,127,076

Change in net assets resulting from operations	(2,634,158)	16,009,469

Distributions to Shareholders From:
Net investment income	(574,522)	—
Net realized gains on investments	(11,157,328)	(1,937,600)

Change in net assets resulting from distributions	(11,731,850)	(1,937,600)

Capital Transactions:
Proceeds from shares issued	138,953,543	195,973,365
Dividends reinvested	11,731,850	1,937,600
Value of shares redeemed	(187,741,651)	(209,143,242)

Change in net assets resulting from capital transactions	(37,056,258)	(11,232,277)

Change in net assets	(51,422,266)	2,839,592
Net Assets:
Beginning of period	119,947,624	117,108,032

End of period	$68,525,358	$119,947,624

Accumulated net investment income (loss)	$145,273	$574,522

Share Transactions:
Issued	3,884,892	5,545,049
Reinvested	377,837	55,839
Redeemed	(5,251,852)	(5,934,020)

Change in shares	(989,123)	(333,132)

See accompanying notes to the financial statements.
22

PROFUNDS VP
ProFund VP Small-Cap

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$37.24	$32.95	$35.93	$31.62	$22.15

Investment Activities:
Net investment income (loss)(a)	0.06	0.17	— (b)	(0.14)	(0.14)
Net realized and unrealized gains (losses) on investments	(0.82)	4.65	1.04	5.37	9.61

Total income (loss) from investment activities	(0.76)	4.82	1.04	5.23	9.47

Distributions to Shareholders From:
Net investment income	(0.28)	—	—	—	—
Net realized gains on investments	(5.49)	(0.53)	(4.02)	(0.92)	—

Total distributions	(5.77)	(0.53)	(4.02)	(0.92)	—

Net Asset Value, End of Period	$30.71	$37.24	$32.95	$35.93	$31.62

Total Return	(2.21)%	14.75%	2.81%	16.74%	42.75%

Ratios to Average Net Assets:
Gross expenses	1.61%	1.59%	1.60%	1.61%	1.73%
Net expenses	1.56%	1.55%	1.60%	1.61%	1.73%
Net investment income (loss)	0.15%	0.47%	(0.01)%	(0.44)%	(0.52)%

Supplemental Data:
Net assets, end of period (000’s)	$68,525	$119,948	$117,108	$147,828	$127,335
Portfolio turnover rate(c)	40%	53%	67%	161%	189%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.
23

ProFund VP Europe 30

The ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. For the year ended December 31, 2007, the Fund had a total return of 14.58%, compared to a return of 13.86%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Rio Tinto (+101.57%), Nokia (+93.55%), and Siemens (+62.71%), while the bottom three performers in this group were, HSBC Holdings Corp (–4.08%), Novartis (–3.63%) and BP (+13.15%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Europe 30 from October 18, 1999 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Europe 30	10/18/99	14.58%	18.21%	4.11%	1.65%	1.63%

ProFunds Europe 30 Index	10/18/99	13.86%	17.50%	3.59%	N/A	N/A

Dow Jones STOXX 50 Index	10/18/99	14.11%	20.39%	8.01%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The ProFunds Europe 30 Index is a price return index. The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks. The Dow Jones STOXX 50 Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expense associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

24

PROFUNDS VP
ProFund VP Europe 30

Allocation of Portfolio Holdings & Index Composition (unaudited)

December 31, 2007

Investment Objective: The ProFund VP Europe 30 seeks daily investment results, before fees and expenses that correspond to the daily performance of the ProFunds Europe 30 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	99%

Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Royal Dutch Shell PLC—Class A	6.7%
BP Amoco PLC	5.8%
Vodafone Group PLC	5.5%
Total Fina SA	5.2%
Nokia OYJ	5.0%

ProFunds Europe 30 Index - Composition
% of Index

United Kingdom	40%
Switzerland	15%
France	13%
Germany	11%
Netherlands	2%
Luxembourg	8%
Finland	5%
Ireland	4%
Sweden	2%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Europe 30	December 31, 2007

Common Stocks (99.4%)
	Shares	Value

ABB, Ltd. (Engineering & Construction)	153,153	$4,410,806
Alcatel SA (Telecommunications)	203,490	1,489,547
Alcon, Inc. (Healthcare-Products)	22,491	3,217,113
ArcelorMittal (Iron/Steel)	68,544	5,301,878
ASML Holding NV* (Semiconductors)	80,205	2,509,614
AstraZeneca PLC (Pharmaceuticals)	72,828	3,118,495
Barclays PLC (Banks)	73,899	2,983,303
BP Amoco PLC (Oil & Gas)	104,958	7,679,777
Business Objects SA* (Software)	55,692	3,391,643
Credit Suisse Group (Diversified Financial Services)	54,621	3,282,722
DaimlerChrysler AG (Auto Manufacturers)	48,195	4,608,888
Diageo PLC (Beverages)	39,627	3,401,185
Elan Corp. PLC* (Pharmaceuticals)	146,727	3,225,059
GlaxoSmithKline PLC (Pharmaceuticals)	101,745	5,126,931
HSBC Holdings PLC (Banks)	74,970	6,275,739
Millicom International Cellular SA* (Telecommunications)	26,775	3,157,844
Nokia OYJ (Telecommunications)	172,431	6,619,626
Novartis AG (Pharmaceuticals)	98,532	5,351,273
Rio Tinto PLC (Mining)	12,852	5,396,555
Royal Dutch Shell PLC—Class A (Oil & Gas)	104,958	8,837,464
Ryanair Holdings PLC* (Airlines)	54,621	2,154,252
Sanofi-Aventis (Pharmaceuticals)	107,100	4,876,263
SAP AG (Software)	72,828	3,717,869
Shire Pharmaceuticals Group PLC (Pharmaceuticals)	34,272	2,363,054
Siemens AG (Miscellaneous Manufacturing)	37,485	5,898,640
Telefonaktiebolaget LM Ericsson (Telecommunications)	92,106	2,150,675
Tenaris SA (Iron/Steel)	58,905	2,634,821
Total Fina SA (Oil & Gas)	82,467	6,811,774
UBS AG (Diversified Financial Services)	80,325	3,694,950
Vodafone Group PLC (Telecommunications)	193,851	7,234,519

TOTAL COMMON STOCKS
(Cost $85,686,927)		130,922,279

Repurchase Agreements (0.2%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $71,016 (Collateralized by $75,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $75,279)	$71,000	71,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $189,044 (Collateralized by $192,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $193,362)	189,000	189,000

TOTAL REPURCHASE AGREEMENTS
(Cost $260,000)		260,000

TOTAL INVESTMENT SECURITIES
(Cost $85,946,927)—99.6%		131,182,279
Net other assets (liabilities)—0.4%		539,196

NET ASSETS—100.0%		$131,721,475

As of December 31, 2007, all securities in this portfolio were traded on U.S. exchanges.
* Non-income producing security

ProFund VP Europe 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Airlines	1.6%
Auto Manufacturers	3.5%
Banks	7.1%
Beverages	2.6%
Diversified Financial Services	5.3%
Engineering & Construction	3.4%
Healthcare-Products	2.4%
Iron/Steel	6.0%
Mining	4.1%
Miscellaneous Manufacturing	4.5%
Oil & Gas	17.7%
Pharmaceuticals	18.3%
Semiconductors	1.9%
Software	5.4%
Telecommunications	15.6%
Other**	0.6%

See accompanying notes to the financial statements.

25

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Europe 30	December 31, 2007

ProFund VP Europe 30 invested, as a percentage of net assets, in securities with exposure to the following countries, as of December 31, 2007:

Finland	5.0%
France	12.6%
Germany	10.8%
Ireland	4.1%
Luxembourg	8.4%
Netherlands	1.9%
Sweden	1.6%
Switzerland	15.2%
United Kingdom	39.8%
United States**	0.6%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

26

PROFUNDS VP
ProFund VP Europe 30

Statement of Assets and Liabilities

December 31, 2007

Assets:
Securities, at value (cost $85,686,927)	$130,922,279
Repurchase agreements, at cost	260,000

Total Investment Securities	131,182,279
Cash	64,240
Dividends and interest receivable	233,729
Receivable for capital shares issued	12,040
Receivable for investments sold	4,887,590
Prepaid expenses	279

Total Assets	136,380,157

Liabilities:
Payable for investments purchased	18,716
Payable for capital shares redeemed	4,390,366
Advisory fees payable	87,935
Management services fees payable	11,725
Administration fees payable	3,668
Administrative services fees payable	48,561
Distribution fees payable	42,893
Trustee fees payable	23
Transfer agency fees payable	8,518
Fund accounting fees payable	5,662
Compliance services fees payable	2,956
Other accrued expenses	37,659

Total Liabilities	4,658,682

Net Assets	$131,721,475

Net Assets consist of:
Capital	$110,485,559
Accumulated net investment income (loss)	1,304,612
Accumulated net realized gains (losses) on investments	(25,304,048)
Net unrealized appreciation (depreciation) on investments	45,235,352

Net Assets	$131,721,475

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,707,178

Net Asset Value (offering and redemption price per share)	$35.53

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$3,947,640
Interest	32,723
Foreign tax withholding	(292,738)

Total Investment Income	3,687,625

Expenses:
Advisory fees	1,107,460
Management services fees	221,493
Administration fees	46,032
Transfer agency fees	48,992
Administrative services fees	473,114
Distribution fees	369,153
Custody fees	23,923
Fund accounting fees	66,086
Trustee fees	2,238
Compliance services fees	2,474
Other fees	95,881

Total Gross Expenses before reductions	2,456,846
Less Expenses reduced by the Advisor	(73,833)

Total Net Expenses	2,383,013

Net Investment Income (Loss)	1,304,612

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	9,671,807
Net realized gains (losses) on futures contracts	(60,474)
Change in net unrealized appreciation/depreciation on investments	3,106,070

Net Realized and Unrealized Gains (Losses) on Investments	12,717,403

Change in Net Assets Resulting from Operations	$14,022,015

See accompanying notes to the financial statements.

27

PROFUNDS VP
ProFund VP Europe 30

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,304,612	$2,790,426
Net realized gains (losses) on investments	9,611,333	4,363,692
Change in net unrealized appreciation/depreciation on investments	3,106,070	13,273,457

Change in net assets resulting from operations	14,022,015	20,427,575

Distributions to Shareholders From:
Net investment income	(2,790,426)	(492,626)
Net realized gains on investments	(1,137,286)	(2,816,012)

Change in net assets resulting from distributions	(3,927,712)	(3,308,638)

Capital Transactions:
Proceeds from shares issued	428,613,665	261,413,045
Dividends reinvested	3,927,712	3,308,638
Value of shares redeemed	(470,938,634)	(242,285,502)

Change in net assets resulting from capital transactions	(38,397,257)	22,436,181

Change in net assets	(28,302,954)	39,555,118
Net Assets:
Beginning of period	160,024,429	120,469,311

End of period	$131,721,475	$160,024,429

Accumulated net investment income (loss)	$1,304,612	$2,790,426

Share Transactions:
Issued	12,425,191	8,673,743
Reinvested	113,847	113,816
Redeemed	(13,834,466)	(8,094,139)

Change in shares	(1,295,428)	693,420

See accompanying notes to the financial statements.

28

PROFUNDS VP
ProFund VP Europe 30

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$31.99	$27.96	$28.28	$24.96	$18.01

Investment Activities:
Net investment income (loss)(a)	0.31	0.64	0.13	0.03	0.05
Net realized and unrealized gains (losses) on investments	4.33	4.18	2.14	3.53	6.92

Total income (loss) from investment activities	4.64	4.82	2.27	3.56	6.97

Distributions to Shareholders From:
Net investment income	(0.78)	(0.12)	(0.04)	(0.03)	(0.02)
Net realized gains on investments	(0.32)	(0.67)	(2.55)	(0.21)	—

Total distributions	(1.10)	(0.79)	(2.59)	(0.24)	(0.02)

Net Asset Value, End of Period	$35.53	$31.99	$27.96	$28.28	$24.96

Total Return	14.58%	17.51%	8.09%	14.32%	38.73%
Ratios to Average Net Assets:
Gross expenses	1.66%	1.69%	1.76%	1.78%	1.91%
Net expenses	1.61%	1.66%	1.76%	1.78%	1.91%
Net investment income (loss)	0.88%	2.12%	0.45%	0.12%	0.25%

Supplemental Data:
Net Assets, end of period (000’s)	$131,721	$160,024	$120,469	$140,608	$142,019
Portfolio turnover rate(b)	280%	172%	230%	319%	376%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

29

ProFund VP Rising Rates Opportunity

The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2007, the Fund had a total return of –5.20%, compared to a total return of 8.13%1 for the Long Bond. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% of the daily price movement of the Long Bond.2

The Fund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of December 31, 2007 the most recent Long Bond to be issued carried a maturity date of May 15, 2037 and a 5.0% coupon.

The most recently issued 30-year U.S. Treasury Bond had a total return of 8.13% for the year ended December 31, 2007 as measured by the Ryan Labs 30 Year Treasury Index. The yield on the Long Bond decreased from 4.81% on December 31, 2006 to 4.46% on December 31, 2007. The bond’s total return of 8.13% for the year consisted of 4.84% derived from the yield of the bond and 3.29% derived from the price change of the bond. Since this Fund is designed to have inverse (negative) daily correlation to the Long Bond, it was inversely affected by the daily performance of the Long Bond and the factors affecting the Long Bond. Additionally, since this fund is leveraged, this inverse effect was magnified.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Rising Rates Opportunity	5/1/02	–5.20%	–3.85%	–6.91%	1.61%	1.61%

30-year U.S. Treasury Bond	5/1/02	8.13%	5.08%	7.21%	N/A	N/A

Lehman Brothers U.S. Treasury: Long-Term Index	5/1/02	10.03%	5.22%	6.98%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses. Since the ProFund VP Rising Rates Opportunity is an inverse fund, the yield of the Long Bond is effectively paid out, rather than received.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. This index is a total return index and reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of expenses associated with a mutual fund such as investment management accounting fees. It is not possible to invest directly into an index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

30

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(10)%
Swap Agreements	(118)%
Options	NM

Total Exposure	(128)%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.5%.
Holdings
The ProFund VP Rising Rates Opportunity primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Rising Rates Opportunity	December 31, 2007

U.S. Government Agency Obligations (22.2%)
	Principal
	Amount	Value

Federal Home Loan Bank,3.00%, 1/2/08+	$16,690,000	$16,688,609

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $16,688,609)		16,688,609

Repurchase Agreements (89.0%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $16,693,802 (Collateralized by $16,829,000 of various U.S. Government Agency Obligations, 3.375% - 4.75%, 7/15/08-12/12/11, market value $16,996,091)	16,690,000	16,690,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $16,693,663 (Collateralized by $16,765,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $17,033,215)	16,690,000	16,690,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $16,677,844 (Collateralized by $16,166,000 of various U.S. Government Agency Obligations, 5.25% - 7.125%, 5/15/08-9/13/10, market value $17,008,241)	16,674,000	16,674,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $16,691,456 (Collateralized by $16,928,000 of various Federal Home Loan Bank Securities, 3.656% - 4.25%, 1/16/08-11/20/09, market value $17,027,007)	16,690,000	16,690,000

TOTAL REPURCHASE AGREEMENTS
(Cost $66,744,000)		66,744,000

Options Purchased(NM)
	Contracts

30-year U.S. Treasury Bond Call Option 144 expiring May 2008	150	$1,758

TOTAL OPTIONS PURCHASED
(Cost $2,619)		1,758

TOTAL INVESTMENT SECURITIES
(Cost $83,435,228)—111.2%		83,434,367
Net other assets (liabilities)—(11.2)%		(8,393,644)

NET ASSETS—100.0%		$75,040,723

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Sold
	Contracts	Unrealized Appreciation (Depreciation)

30-year U.S. Treasury Bond Futures Contract expiring March 2008(a) (Underlying face amount at value $7,217,188)	62	$20,285

Swap Agreements
	Notional Amount at Value	Unrealized Gain (Loss)

Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (5.00% due 5/15/37) expiring 12/31/07	$(65,088,563)	$(2,748,695)
Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (5.00% due 5/15/37) expiring 12/31/07	(23,945,625)	(51,052)

(a)	As of December 31, 2007, this investment was fair valued in good faith in accordance with procedures approved by the Board of Trustees and represents less than 0.005% of net assets.

See accompanying notes to the financial statements.

31

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $16,691,228)	$16,690,367
Repurchase agreements, at cost	66,744,000

Total Investment Securities	83,434,367
Cash	765
Segregated cash balances with brokers for futures contracts	131,578
Segregated cash balances with custodian for swap agreements	705
Interest receivable	6,382
Receivable for capital shares issued	323,472
Prepaid expenses	312

Total Assets	83,897,581

Liabilities:
Payable for capital shares redeemed	5,860,737
Unrealized loss on swap agreements	2,799,747
Variation margin on futures contracts	34,875
Advisory fees payable	51,094
Management services fees payable	6,813
Administration fees payable	2,134
Administrative services fees payable	36,108
Distribution fees payable	36,245
Trustee fees payable	14
Transfer agency fees payable	5,138
Fund accounting fees payable	3,295
Compliance services fees payable	1,792
Other accrued expenses	18,866

Total Liabilities	8,856,858

Net Assets	$75,040,723

Net Assets consist of:
Capital	$125,066,268
Accumulated net investment income (loss)	3,641,751
Accumulated net realized gains (losses) on investments	(50,886,973)
Net unrealized appreciation (depreciation) on investments	(2,780,323)

Net Assets	$75,040,723

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	4,050,718

Net Asset Value (offering and redemption price per share)	$18.53

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$5,305,321

Expenses:
Advisory fees	788,233
Management services fees	157,647
Administration fees	32,888
Transfer agency fees	35,122
Administrative services fees	300,748
Distribution fees	262,744
Custody fees	12,238
Fund accounting fees	47,148
Trustee fees	1,646
Compliance services fees	1,882
Other fees	75,824

Total Gross Expenses before reductions	1,716,120
Less Expenses reduced by the Advisor	(52,550)

Total Net Expenses	1,663,570

Net Investment Income (Loss)	3,641,751

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(11,421)
Net realized gains (losses) on futures contracts	(238,072)
Net realized gains (losses) on swap agreements	(4,935,336)
Change in net unrealized appreciation/depreciation on investments	(4,891,691)

Net Realized and Unrealized Gains (Losses) on Investments	(10,076,520)

Change in Net Assets Resulting from Operations	$(6,434,769)

See accompanying notes to the financial statements.

32

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$3,641,751	$5,128,357
Net realized gains (losses) on investments	(5,184,829)	7,414,638
Change in net unrealized appreciation/depreciation on investments	(4,891,691)	1,829,376

Change in net assets resulting from operations	(6,434,769)	14,372,371

Distributions to Shareholders From:
Net investment income	(5,128,357)	(2,305,564)

Change in net assets resulting from distributions	(5,128,357)	(2,305,564)

Capital Transactions:
Proceeds from shares issued	401,479,561	935,713,990
Dividends reinvested	5,128,357	2,305,564
Value of shares redeemed	(450,898,460)	(958,571,466)

Change in net assets resulting from capital transactions	(44,290,542)	(20,551,912)

Change in net assets	(55,853,668)	(8,485,105)
Net Assets:
Beginning of period	130,894,391	139,379,496

End of period	$75,040,723	$130,894,391

Accumulated net investment income (loss)	$3,641,751	$5,128,357

Share Transactions:
Issued	19,209,769	44,033,519
Reinvested	261,118	109,998
Redeemed	(21,742,716)	(45,105,553)

Change in shares	(2,271,829)	(962,036)

See accompanying notes to the financial statements.

33

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$20.70	$19.13	$20.78	$23.32	$24.32

Investment Activities:
Net investment income (loss)(a)	0.72	0.70	0.27	(0.10)	(0.23)
Net realized and unrealized gains (losses) on investments	(1.72)	1.26	(1.92)	(2.44)	(0.77)

Total income (loss) from investment activities	(1.00)	1.96	(1.65)	(2.54)	(1.00)

Distributions to Shareholders From:
Net investment income	(1.17)	(0.39)	—	—	—

Net Asset Value, End of Period	$18.53	$20.70	$19.13	$20.78	$23.32

Total Return	(5.20)%	10.15%	(7.89)%	(10.89)%	(4.11)%

Ratios to Average Net Assets:
Gross expenses	1.63%	1.64%	1.73%	1.75%	1.91%
Net expenses	1.58%	1.61%	1.73%	1.75%	1.91%
Net investment income (loss)	3.47%	3.31%	1.36%	(0.45)%	(0.94)%

Supplemental Data:
Net assets, end of period (000’s)	$75,041	$130,894	$139,379	$179,638	$74,272
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

34

PROFUNDS VP

Notes to Financial Statements
December 31, 2007

1.	Organization

ProFunds (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997 and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the following portfolios of the Trust: ProFund VP Bull, ProFund VP Small-Cap, ProFund VP Europe 30 and ProFund VP Rising Rates Opportunity (collectively, the “ProFunds VP” and individually, a “ProFund VP”). Each ProFund VP is a “non-diversified” series of the Trust pursuant to the 1940 Act.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s and ProFunds VP maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFunds VP. However, based on experience, the ProFunds VP expect any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Security Valuation
Security prices are generally provided by a third party pricing service. The securities in the portfolio of a ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, or the last sale price, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

For the ProFunds VP, derivatives (e.g., futures, options and swap agreements) are generally valued using third party pricing services or other procedures approved by the Trust’s Board of Trustees. Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there was no sale on that day, and for non-exchange traded derivatives, fair valuation procedures as described below may be applied.

When ProFund Advisors LLC (the “Advisor”) determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements
The ProFunds VP will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon future price and date, normally one day or a few days later. The creditworthiness of each of the firms that is a party to a repurchase agreement with the ProFunds VP will be monitored by the Advisor. The repurchase price is greater than the price paid by the ProFund VP, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

35

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The collateral underlying the repurchase agreement is held by the ProFund VP’s custodian. In the event of a default or bankruptcy by a selling financial institution, the ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement.

Real Estate Investment Trusts
The ProFunds VP, other than ProFund VP Rising Rates Opportunity, may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions received from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Short Sales
The ProFunds VP may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received. Short sales involve elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short. As of December31, 2007, there were no short sale transactions.

When-Issued and Delayed-Delivery Securities
Each ProFund VP may purchase securities on a when-issued or delayed-delivery basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian or designate collateral on the ProFund VP’s records as collateral for such when-issued securities.

Futures Contracts and Related Options
The ProFunds VP may purchase or sell stock index futures contracts or bond futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. A bond futures contract, if held to expiration, generally obligates the seller to deliver (and the purchaser to accept) one of the specified underlying reference bonds. Futures contracts may also be closed by entering into an offsetting transaction before final settlement. When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts, if applicable, and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

36

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

Index Options
The ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash. All option contracts held as of December 31, 2007 are exchange traded.

Put and call options purchased are accounted for in the same manner as portfolio securities. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. The ProFunds VP did not write options during the period.

Foreign Currency Transactions
The accounting records of the ProFunds VP are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a ProFund VP denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The ProFunds VP do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. During the period, there were no foreign currency transactions.

Swap Agreements
The ProFunds VP may enter into swap agreements, primarily “long” total return swaps, for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. The value of swap agreements are equal to the ProFund VP’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty an amount equal to a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount are recorded as “unrealized gain or loss on swap agreements” and when cash is exchanged, which is generally no later than monthly, the gain or loss realized is recorded as “realized gains or losses on swap agreements”.

37

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

The ProFunds VP may enter into swap agreements that provide the opposite return of their benchmark index or security (“short” the index or security). Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund VP on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has under the swap agreement which may exceed the net asset value of the ProFund VP. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A ProFund VP will enter into swap agreements only with large, established and well capitalized financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. The ProFunds VP may use different counterparties to minimize credit risks and limit the exposure to any individual counterparty.

The ProFund VP collateralizes swap agreements with cash and certain securities as indicated on the Statement of Assets and Liabilities and the Schedule of Portfolio Investments of each ProFund VP, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the ProFund VP. In the event of a default by the counterparty, the ProFund VP will seek return of this collateral and may incur certain costs exercising its right with respect to the collateral.

The ProFund VP remains subject to credit risk with respect to the amount it expects to receive from counterparties, as those amounts are not similarly collateralized by the counterparty. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the ProFund VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFund VP may obtain only limited recovery or may obtain no recovery in such circumstances.

Investment Transactions and Related Income
Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations
In addition to the four active ProFunds VP included in this report, the Advisor serves as the investment advisor for each of the additional 106 active ProFunds in the ProFunds Trust not included in this report and each of the Funds in the Access One and ProShares Trusts (other trusts in the Fund Complex advised by the Advisor or an affiliate).

Expenses directly attributable to a ProFund VP are charged to that ProFund VP, while expenses which are attributable to more than one ProFund VP are allocated among the respective ProFunds VP based upon relative net assets or another reasonable basis. Expenses which are attributable to funds of the ProFunds, Access One and ProShares Trusts are allocated across the ProFunds, Access One and ProShares Trusts based upon relative net assets or another reasonable basis.

Distributions to Shareholders
Each of the ProFunds VP intends to declare and distribute net investment income at least annually. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification.

Federal Income Taxes
Each of the ProFunds VP intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability. The ProFunds VP have a tax year end of December 31st.

38

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

In addition, effective June 29, 2007, the ProFunds VP adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing ProFund’s VP tax the returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and any interim tax period since then, as applicable). The adoption of FIN 48 did not impact the ProFunds’ VP net assets or results of operations.

New Accounting Standards
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008, the ProFunds VP adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the ProFunds VP, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

3.	Fees and Transactions with Affiliates

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP each pay the Advisor a fee at an annualized rate of 0.75%, of the average daily net assets of each respective ProFund VP.

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citi Fund Services, Inc. (Citi Investors Services, Inc. acquired The Bisys Group, Inc. effective August 1, 2007), acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the ProFunds’ and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for each Form NQ filing. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program. ProFunds Distributors, Inc. (the “Distributor”), an affiliate of Citi, serves as the Trust’s distributor. For providing the distribution entity and infrastructure related platform, the Distributor receives an annual fee of $150,000 in aggregate from the ProFunds and Access One Trusts. To the extent the Trusts cannot pay the Distributor such compensation and expense reimbursements in full from available monies already accrued pursuant to the Distribution and Shareholder Services Plan described below, it is contemplated that the Advisor, or an affiliate of the Advisor will pay any unpaid portion of such compensation and expense reimbursements to the Distributor. During the year ended December 31, 2007, the Distributor was compensated in full from fees accrued pursuant to the Distribution and Shareholder Services Plan. Citi also acts as transfer agent and fund accounting agent for the ProFunds VP for which it receives additional fees. As transfer agent for the ProFunds VP, Citi receives a base fee, service charges, fees based on the number of Funds and reimbursement of certain expenses. As fund accounting agent for the ProFunds VP, Citi receives an annual fee based on the ProFunds and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each ProFund VP may pay financial intermediaries such as broker-dealers, investment advisers (“Authorized Firms”) and ProFunds Distributors, Inc. up to 0.25%, on an annualized basis, of its average daily net assets as compensation for distribution-related activities and/or shareholder services. During the year ended December 31, 2007, the Advisor, as an Authorized Firm, was reimbursed $1,276,451 for expenses incurred under the Plan in aggregate relating to the Trust.

39

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. The Trust, together with the Access One and ProShares Trusts, will pay each Independent Trustee compensation for his services as Trustee at the annual rate of $65,000. Independent Trustees will also receive $3,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $1,000 for attending each telephonic meeting. Each of the two Independent Trustees were compensated $81,000 ($162,000 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the ProFunds, Access One and ProShares Trusts for the year ended December 31, 2007. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the ProFunds VP reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with certain insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the ProFunds VP may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of their average daily net assets as reflected on the Statement of Operations as “Administrative services fees.”

For the period May 1, 2006 through April 30, 2007, the Advisor had contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP in order to limit the annual operating expenses to an annualized rate of 1.63% of the average daily net assets of each ProFund VP.

Effective May 1, 2007, the Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP for the period from May 1, 2007 through April 30, 2008 in order to limit the annual operating expenses to an annualized rate of 1.63% of the average daily net assets of each ProFund VP.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed the expense limit for the applicable period. Any amounts recouped by the Advisor during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of December 31, 2007, there are no amounts that may potentially be repaid by the ProFunds VP pursuant to this agreement.

During the year ended December 31, 2007, the Advisor voluntarily waived additional management services fees in the amounts listed below for the ProFunds VP. These fees were voluntarily waived to maintain a more competitive expense ratio. These fees are not available to be recouped in subsequent years.

Waiver

ProFund VP Bull	$87,673
ProFund VP Small-Cap	47,067
ProFund VP Europe 30	73,833
ProFund VP Rising Rates Opportunity	52,550

4.	Securities Transactions
The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December31, 2007 were as follows:

	Purchases	Sales

ProFund VP Bull	$293,363,961	$410,840,995
ProFund VP Small-Cap	32,779,300	67,576,424
ProFund VP Europe 30	412,342,573	454,368,337

5.	Concentration Risk

ProFund VP Europe 30 may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in whichits investments are focused.

40

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

6.	Federal Income Tax Information

As of the tax year end of December 31, 2007, the following ProFunds VP had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires	Expires	Expires
	12/31/12	12/31/13	12/31/15	Total

ProFund VP Rising Rates Opportunity	$21,517,217	$22,965,205	$5,366,257	$49,848,679

As of the tax year end of December 31, 2007, the following ProFunds VP had additional net capital loss carryforwards that may be available to offset future net capital gains, if any. The amount of these losses that may be utilized are limited as a result of a prior year ownership change of the insurance company that issues the variable annuity contracts for which the ProFunds VP are investment options. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains which were offset will not be distributed to shareholders:

	Expires	Expires	Expires	Expires
	12/31/09	12/31/10	12/31/11	12/31/12	Total

ProFund VP Europe 30	$7,993,723	$5,807,241	$3,450,241	$3,425,937	$20,677,142
ProFund VP Rising Rates Opportunity	—	991,999	26,871	—	1,018,870

The tax character of dividends paid to shareholders during the tax year ended December 31, 2007 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP Bull	$2,622,612	$—	$2,622,612
ProFund VP Small-Cap	3,474,875	8,256,975	11,731,850
ProFund VP Europe 30	2,790,426	1,137,286	3,927,712
ProFund VP Rising Rates Opportunity	5,128,357	—	5,128,357

The tax character of dividends paid to shareholders during the tax year ended December 31, 2006 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP Bull	$3,838,095	$6,615,991	$10,454,086
ProFund VP Small-Cap	—	1,937,600	1,937,600
ProFund VP Europe 30	563,768	2,744,870	3,308,638
ProFund VP Rising Rates Opportunity	2,305,564	—	2,305,564

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)

ProFund VP Bull	$5,241,343	$14,654,605	$—	$31,793,399	$51,689,347
ProFund VP Small-Cap	1,419,153	4,019,405	—	5,270,800	10,709,358
ProFund VP Europe 30	3,563,363	6,878,092	(20,677,142)	31,471,603	21,235,916
ProFund VP Rising Rates Opportunity	3,641,751	—	(50,867,549)	(2,799,747)	(50,025,545)

At December 31, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

ProFund VP Bull	$129,882,443	$32,996,186	$(1,202,787)	$31,793,399
ProFund VP Small-Cap	63,077,879	13,705,491	(8,412,663)	5,292,828
ProFund VP Europe 30	99,710,676	32,677,081	(1,205,478)	31,471,603
ProFund VP Rising Rates Opportunity	83,435,228	—	—	—

41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ProFunds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ProFund VP Bull, ProFund VP Small-Cap, ProFund VP Europe 30, and ProFund VP Rising Rates Opportunity (four of the portfolios that are part of ProFunds, hereafter collectively referred to as the “Funds”) at December 31, 2007, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 25, 2008

42

PROFUNDS VP

Additional Tax Information (unaudited)

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2007, qualify for the corporate dividends received deduction for the following Funds:

Dividends Received Deduction

ProFund VP Bull	100.00%
ProFund VP Small-Cap	21.51%
ProFund VP Europe 30	5.42%

43

PROFUNDS VP

Board Approval of Investment Advisory Agreements (unaudited)

At a meeting held on September 19, 2007, the Board of Trustees (the “Board”), including the Independent Trustees, unanimously approved the investment advisory agreement (the “Advisory Agreement”) with ProFund Advisors LLC (the “Advisor”) on behalf of each Fund. In determining whether it was appropriate to approve the Advisory Agreement on behalf of each Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) copies of the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information from prior periods; (vii) detailed comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; (ix) assets and accounts managed by Portfolio Managers; and (x) information regarding brokerage allocation and best execution, including a summary of the Advisor’s review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor’s compliance program, including practices in monitoring each Fund’s compliance with regulatory requirements and Trust procedures. The Board carefully evaluated this information, and was advised by fund counsel with respect to its deliberations. The Independent Trustees were advised by their independent legal counsel.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable and in the best interests of shareholders and should be approved. The Board took note of all of the information that had been provided and considered all of the factors it considered relevant, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to each Fund and its shareholders by the Advisor; (ii) investment performance; (iii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with each Fund; (iv) the extent to which economies of scale might be realized as each Fund grows; and (v) whether fee levels reflect economies of scale, if any, for the benefit of the Fund shareholders. The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor as well as the systems, processes and resources required to manage the Funds effectively, which might not be present at other investment advisory organizations. The Board took note of the special skills needed to manage the Funds. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Fund’s ability to meet their stated investment objectives. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and whether it provides appropriate incentives. The Board also considered information regarding how brokerage for each Fund was allocated. Finally, the Board reviewed the Advisor’s compliance program. The Board considered, with respect to each Fund, the Advisor’s success in achieving the investment objectives of each Fund. Based upon its review, the Board concluded that the investment advisory services provided by the Advisor were of high quality, that the Advisor was reasonably successful in achieving the investment goals of each Fund, and that the Advisor’s services benefited the Funds’ shareholders, particularly in light of the nature of the Funds and the services required to support them.

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Trust. The Board noted the difficulty of obtaining precise information comparing the fees charged by other investment advisors because there are few fund complexes with substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found the comparative information provided by the Advisor to be useful in its evaluation of the reasonableness of the Advisor’s fees. The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily portfolio rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve the objectives of the Funds on their own, noting that it would be more expensive or impossible to do so. The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered indirect or “fall-out” benefits that the Advisor derived from its relationship to the Funds, noting in particular that while the Advisor may receive research provided by broker-dealers, best execution will remain the main driver of trade allocation and it will not allocate brokerage in return for research or other non-brokerage services. The Trustees concluded that the Management Services Agreement was in the best interests of the Funds and their shareholders; that the services to be performed were required for the operation of the Funds; and that the Advisor could provide services the nature and quality of which were at least equal to those provided by others offering the same or similar services; and that the fees were reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

44

PROFUNDS VP

Board Approval of Investment Advisory Agreements (continued) (unaudited)

The Board also considered the financial condition of the Advisor, which it found to be sound based upon a review of financial statements and discussions with officers of the Advisor. The Board also discussed with representatives of the Advisor potential economies of scale, and how and when shareholders might benefit from economies of scale. The Board considered the fact that the Advisor waived its fees and/or reimbursed expenses with respect to specific Funds, and an undertaking by the Advisor to institute additional waivers in the future should the aggregate assets of the ProFunds and Access One Trusts and the assets of individual portfolios thereof grow to exceed specified levels.

The Board, including the Independent Trustees, concluded that the investment advisory fees and other compensation payable by each Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of each Fund. The Board indicated to the Advisor that it intends to consider and evaluate on an ongoing basis potential economies of scale and how shareholders might benefit from those economies of scale.

45

PROFUNDS VP

Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a ProFund VP and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Expense table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect separate accounts or insurance contract fees and charges. If those fees were reflected, expenses would be higher.

These examples are based on an investment of $1,000 invested at July 1, 2007 and held for the entire period from July 1, 2007 through December 31, 2007.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07	Expense Ratio During Period 7/1/07 - 12/31/07

ProFund VP Bull	$1,000.00	$976.70	$8.12	1.63%
ProFund VP Small-Cap	1,000.00	920.70	7.55	1.56%
ProFund VP Europe 30	1,000.00	1,017.30	8.19	1.61%
ProFund VP Rising Rates Opportunity	1,000.00	878.40	7.53	1.59%

*
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your ProFund VP and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07	Expense Ratio During Period 7/1/07 - 12/31/07

ProFund VP Bull	$1,000.00	$1,016.99	$8.29	1.63%
ProFund VP Small-Cap	1,000.00	1,017.34	7.93	1.56%
ProFund VP Europe 30	1,000.00	1,017.09	8.19	1.61%
ProFund VP Rising Rates Opportunity	1,000.00	1,017.19	8.08	1.59%

*
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

46

PROFUNDS VP

Trustees and Officers (unaudited)

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to present); Managing Director (March 1993 to April 2004).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to present).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	AMC Delancey Group, Inc.

Interested Trustee
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	None

*	Represents number of operational portfolios in Fund complex overseen by Trustee.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownershipinterest in, the Advisor.

Name, Address, and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers
Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; February 2003 to present	President of the Advisor (May 1997 to present).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance officer of the Advisor (October 2002 to present); Calvert Group, Ltd.; Counsel, Compliance Officer and Assistant Secretary (January 1999 to October 2002).

47

PROFUNDS VP

Trustees and Officers (continued) (unaudited)

Name, Address, and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Stephenie E. Adams 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 4/69	Secretary Assistant Secretary	Indefinite; September 2007 to present April 2006 to September 2007	Assistant Vice President, ProFund Advisors LLC (December 2002 to present); Not employed, November 2002; Vice President, FBR National Bank & Trust (May2000 to October 2002); Vice President and Secretary of FBR Fund for Government Investors, FBR Fund for Tax-Free Investors, Inc., FBR American Gas Index Fund, Inc., and The FBR Rushmore Fund, Inc. (October 1995 to October 2002).

Patrick J. Keniston 100 Summer Street, Suite 1500 Boston, MA 02110 Birth Date: 1/64	Assistant Secretary	Indefinite; December 2006 to present	Vice President, Citi Fund Services (March 2005 to present); Attorney, Citigroup Global Transaction Services (October 2001 to March 2005).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present	Citi Fund Services, Senior Vice President of Fund Administration (April 2002 to present); KPMG LLP, Senior Manager (August 1993 to March 2002).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present	Citi Fund Services, Senior Vice President of Fund Administration (September 1998 to present).

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

48

This Page Intentionally Left Blank

This Page Intentionally Left Blank

ProFundsTM

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 1-888-776-5717.

A description of the policies and procedures that the ProFunds VP uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-776-3637; and on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the ProFund VP voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling toll-free 1-888-776-3637; and on the Commission’s website at http://www.sec.gov.

ProFunds VP file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holding for the Funds in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Not just funds, ProFunds SM

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor ’s 500,” “500”, and “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Barra Growth Index, ” “S&P MidCap 400/BarraValue Index,” “S&P SmallCap 600/Barra Growth Index,” and “S&P SmallCap 600/Barra Value Index ” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds VP. “Dow Jones,” “Dow 30,” “Dow Jones Industrial Average®,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VP. “Russell 2000® Index” is a trademark of the Russell Investment Group. “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. The “Nikkei 225 Stock Average” is a trademark of Nihon Keizai Shimbun, Inc. “Philadelphia Stock Exchange® ”, “PHLX®”, “PHLX Gold/Silver SectorSM” and “XAUSM” are trademarks or service marks of the Philadelphia Stock Exchange, Inc. ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

12/07

Not just funds, ProFundsSM Classic ProFunds VP Small-Cap Value Japan Ultra ProFund VP UltraMid-Cap Sector ProFund VP Oil & Gas

Annual Report
December 31, 2007

i	Message from the Chairman
ii	Management Discussion of Fund Performance
Allocation of Portfolio Holdings & Index Composition,
Schedule of Portfolio Investments and Financial Statements

1	ProFund VP Small-Cap Value
10	ProFund VP Japan
15	ProFund VP UltraMid-Cap
24	ProFund VP Oil & Gas

30	Notes to Financial Statements

37	Report of Independent Registered Public Accounting Firm

38	Additional Tax Information

39	Board Approval of Investment Advisory Agreements

41	Expense Examples

42	Trustees and Officers

Message from the Chairman

Dear Shareholder,

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2007.

A wild ride in equities

The U.S. equity market took investors for a wild ride in 2007. The first half of the year saw the equity market continue its upward trend as GDP growth remained strong and unemployment and inflation remained tame. Accordingly, the S&P 500® Index gained 7.0% from December 31, 2006 to June 30, 2007.

In the second half of the year, the effect of falling home prices and rising default rates in subprime mortgages eventually spilled over to the equity market. Consequently, the S&P 500 Index fell 1.4% from June 30 to December 31, 2007.

The net result was that most broad stock market indexes posted modest gains for the entire year. The S&P 500 ended with a total return of 5.5%, and the S&P MidCap 400 Index finished up 8.0%, while the Russell 2000® Index was in the red with a total return of –1.6% for the year. Generally speaking, growth stocks outperformed value, and large-cap stocks outperformed small caps in 2007.

Oil & gas shines, financials lose luster

U.S. equity sector performance was all over the map in 2007. Escalating oil prices, fueled by increasing global demand and concerns over supply, helped the Dow Jones U.S. Oil & Gas Index earn a return of 34.8% for the year. The Dow Jones U.S. Basic Materials Index achieved a 32.9% gain, and the technology-heavy NASDAQ-100® produced a total return of 19.2%. On the other side of the spectrum, financials were hit hardest by the subprime fallout, declining 17.7% for the year.

Some opportunities resided abroad

A global economic boom meant that some of the best-performing indexes in 2007 were those that tracked foreign markets. For example, The Bank of New York Emerging Markets 50 ADR Index finished up 43.5%. More developed foreign markets provided more modest returns; the MSCI EAFE Index (Europe, Australasia, and Far East), which includes developed markets outside of North America, was up 11.2% on the year. Japan, however, showed particular weakness in 2007 as the Nikkei 225 Average fell 5.2%.

Flight to quality in bonds

As subprime mortgage defaults began to make headlines in May, investors reacted by selling lower-quality, higher-risk bonds and buying much safer government bonds. Consequently, U.S. Treasury yields fell across the board, helping the 30-year U.S. Treasury Bond produce a total return of 8.1%.

Dollar weakness persists

The U.S. dollar continued its slide in 2007 as the U.S. Dollar Index, a measure of the dollar’s value against a basket of six foreign currencies, hit an all-time low in November. The index finished the year down 8.3%.

Celebrating 10 years of innovation

Since 1997, ProFunds has offered investors easier access to sophisticated investment strategies. We believed then, as we do now, that investors should have abundant opportunities to increase potential returns and reduce risk, no matter what direction the markets take. I’m proud to say that we remain committed to the innovative spirit that was behind the launch of our first funds more than 10 years ago.

As always, we deeply appreciate your continued trust and confidence in ProFunds VP.

Sincerely,

Michael L. Sapir
Chairman

Investing in ProFunds VP involves certain risks, including in all or some cases, leverage, liquidity, concentration, non-diversification, repurchase agreement, and inverse correlation risks. In addition, ProFunds VP permit active trading strategies that may increase expenses and reduce fund performance.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors LLC (“PFA”) uses a quantitative approach in seeking to achieve the daily investment objectives of each ProFund VP.1 Using this approach, PFA determines the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its daily benchmark.2

ProFunds VP seek to provide daily correlation with their benchmarks consistent with their investment objectives. PFA employs a management strategy wherein it strives to consistently pursue the investment objective of each ProFund VP.1 Accordingly, the ProFunds VP do not seek to provide correlation with their benchmarks over any period of time other than daily and do not seek to take defensive positions in unfavorable markets.

Factors that materially affected the performance of each ProFund VP during 2007:[3]

•
Benchmark Performance:  The performance of the index or security underlying each ProFund VP’s benchmark is a principal factor driving fund performance[4]. Please see below for a discussion of market conditions which affected the performance of the ProFunds VP and their various benchmark indexes and securities.

•
Leverage and Correlation:  Each ProFund VP is benchmarked to a positive or negative multiple of an index’s or security’s daily return. The performance of each ProFund VP that has a daily investment objective that is greater than 100% (i.e., are leveraged) of the daily performance of an index or a security (UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraNASDAQ-100 and U.S. Government Plus) was impacted proportionately more by the daily performance of an index or security. ProFunds VP that are designed to have an inverse (negative) daily correlation to the index or security (Bear, Short Mid-Cap, Short Small-Cap, Short Dow 30, Short NASDAQ-100, Short International, Short Emerging Markets, UltraShort Dow 30, UltraShort NASDAQ-100, Rising Rates Opportunity and Falling U.S. Dollar) were inversely impacted by the daily performance of the underlying index or security and, in turn, by the factors and market conditions affecting that index or security on a daily basis. Certain of these inverse funds are also leveraged (UltraShort Dow 30, UltraShort NASDAQ-100 and Rising Rates Opportunity.) For these funds, the inverse impact discussed above was amplified.

•
Compounding of Daily Returns (Leveraged and Inverse ProFunds VP):  PFA attempts to rebalance leverage on a daily basis to the target ratio implicit in the stated investment objective of each ProFund VP. For example, the target leverage ratios for ProFunds VP UltraNASDAQ-100, Short NASDAQ-100 and UltraShort NASDAQ-100 are +2x, –1x, and –2x, respectively. The impact of daily rebalancings of leverage over periods greater than one day is illustrated in the following hypothetical example:

•
Assume the benchmark index is up 1.00% on day one, and down 1.00% on day two, for a cumulative two-day return of –0.01%. For purposes of illustration, expenses are ignored. Assume $100.00 is invested in a hypothetical fund that seeks to return 200% of the daily performance of the Index. On day one, the value of the investment should increase $2.00 to $102.00. On day two, the value of the investment should decrease –$2.04 (–2.00% of $102.00) to $99.96. This strategy results in a –.04% cumulative two-day return. Note that while this strategy does provide 200% of the return of the index on each particular day, it can not be counted on to return 200% of the index’s cumulative two-day return.

•
Because of the effect of compounding, the hypothetical investment declines over the two-day period considerably more than twice the cumulative return of the index. This example illustrates that an investment strategy using leverage that is rebalanced daily can result in underperformance relative to other investment strategies. In general, in trendless or flat markets it is expected that the Fund will underperform the multiple of the return of the index for periods greater than one day. In other scenarios, use of leverage that is rebalanced daily can result in overperformance relative to other investment strategies.

•
Cost of Leverage:  The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index was negatively impacted by costs associated with leveraging. Inverse ProFunds VP generally benefited from financing related factors associated with the use of leveraged investment techniques.

•
Equity Dividends and Bond Yields:  The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index or security was positively impacted by capturing a multiple of the dividend or income yield associated with the benchmark index or security. Inverse ProFunds VP were negatively impacted by virtue of effectively having to pay out a multiple of the dividend or income yield associated with the benchmark index or security.

•
Fees, expenses, and transaction costs:  Fees and expenses are listed in the financial statements of each ProFund VP and may generally be higher and thus have a more negative impact on performance than compared to many traditional index-based funds. Additionally, high levels of shareholder purchase and redemption activity and use of leverage lead to commensurate increases in portfolio transactions and transaction costs which negatively impact the daily NAV of each ProFund VP. Transaction costs are not reflected in the funds expense ratio. Transaction costs are generally higher for ProFunds VP with higher turnover and for ProFunds VP that are benchmarked to indexes or securities that are comparatively less liquid than other ProFund VPs’ benchmark indexes or securities.

[1]	Other than ProFund VP Money Market
[2]
A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP UltraNASDAQ-100 has a benchmark of 200% of the daily return of the NASDAQ-100 Index®.

[3]	Past performance does not guarantee future results.
[4]
Unlike ProFunds VP, indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes and individual securities do not incur fees, expenses and transaction costs. Fees, expenses, and transaction costs incurred by ProFunds VP negatively impact the performance of the ProFunds VP. Performance for each ProFund VP will differ from the underlying index or security performance.

ii

PROFUNDS VP

Management Discussion of Fund Performance (continued)

Market Conditions Affecting Benchmark and Fund Performance – All ProFunds VP

Index Performance

For the one year period ended December 31, 2007 the best known measure of U.S. large-cap stocks, the S&P 500® Index, rose by 5.5%.5 Mid-cap indexes slightly outperformed and small-cap indexes underperformed the S&P 500, as the S&P Midcap 400® Index returned 8.0% and the Russell 2000® Index returned -1.6%. The technology heavy NASDAQ-100® Index led all major broad U.S. indexes on the year with a return of 19.2%.

Indexes on subsets of the broader U.S. equity market showed evidence of shifting market dynamics. Growth stocks, characterized by generally higher revenue growth, higher price-earnings ratios, and lower dividend yields, outpaced their value stock counterparts over the period, a reversal of a more than six year trend that started in 2000. Based on the S&P/Citigroup style indexes, growth beat value throughout the capitalization spectrum: Large Growth, 9.3% versus Large Value, 2.0%; Mid Growth, 13.6% versus Mid Value, 2.8%; and Small Growth, 5.7% versus Small Value, -5.2%.

Certain industry groups and sectors of the market saw performances that deviated significantly from the broader market performance. As measured by the Dow Jones Total Market Indexes, industry groups and sectors that substantially outperformed the broad market included Oil & Gas, Basic Materials, Precious Metals, Utilities, Technology, Industrials and Internet which returned 34.8%, 32.9%, 25.3%, 17.8%, 15.7%, 13.6% and 11.8%, respectively. Substantially underperforming the broad market were Banks, Real Estate, Financials, Consumer Services, Biotechnology, and Pharmaceuticals with returns of -25.2%, -18.2%, -17.7%, -7.2%, 0.2% and 4.5%, respectively. The rest of the industry groups and sectors tracked by ProFunds VP all managed to slightly outperform the S&P 500, as Telecommunications, Consumer Goods, Semiconductors and Health Care returned 10.0%, 9.7%, 9.4% and 8.4%, respectively.

International equity market performance varied greatly in 2007, but outperformed U.S. markets overall, as the Dow Jones Wilshire ex-U.S. Index returned 11.8%6 on the year. Emerging markets stocks continued their outperformance compared to developed markets in 2007, as the Bank of New York Emerging Markets 50 ADR® Index returned 43.5%6 on the year, while the MSCI EAFE Index returned just 8.6%6. Individual countries whose markets showed particular strength included Brazil, Hong Kong, and Germany who returned 71.1%6, 44.5%6, and 30.5%6 respectively as measured by the Dow Jones Wilshire individual country indexes.

Fixed income markets posted relatively strong returns for 2007. ProFunds VP offers two funds benchmarked to the 30-year U.S. Treasury Bond, and based on data from Ryan Labs, the 30-year bond returned 8.1%. One ProFund VP is benchmarked to the New York Board of Trade’s Dollar Index, a measure of the value of the U.S. Dollar against a basket of six currencies. The Dollar Index declined 8.3% on the year, while hitting an all-time low in late November. The currencies included in the basket in order of descending weights are the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc. Against the three primary currencies in the basket, the Dollar lost 9.5% versus the Euro, lost 6.2% versus the Yen, and lost 1.3% versus the Pound.

Economy

Economic growth slowed to its lowest level in five years by the fourth quarter of 2007 as GDP increased at a rate of just 0.6%. This was a sharp decrease relative to the two previous quarters where it had grown at a rate of 3.4% for the second quarter and 3.9% for the third quarter. The effects of a weakening housing sector, the subprime mortgage crisis, and high energy prices, among other things, appeared to finally be taking their toll on the economy by year end. The stock market demonstrated a similar pattern in 2007, after posting strong returns for the first three quarters of 2007, the stock market declined during the fourth quarter – a period when stocks rise more often than not. The Dow Jones Industrial Average posted its first fourth quarter decline in ten years.

The year began focused on an excess supply in the U.S. housing market. The excess persisted despite sharp cutbacks in home building, and housing prices fell for one of the few times in U.S. history as a result. The effects of this began to reverberate throughout the financial markets as delinquencies and foreclosures rose. This led to a re-pricing of mortgage backed securities and other asset backed securities that forced banks to take loans back onto their own balance sheets and fueled a general tightening of credit. A notable hedge fund collapse in mid-June brought the subprime mortgage crisis into the public spotlight and flight to high-quality Treasuries ensued for the rest of the year, while credit spreads widened substantially.

The housing and mortgage markets weren’t the only areas of concern surrounding the economy in 2007. Rising commodity prices, particularly in the energy and food sectors also began to weigh on the economy. Crude Oil prices increased over 40% and the cost for wheat and corn rose as well during the year. Inflation measures, however, trended only slightly higher and remained relatively tame over the course of the year. The Core Personal Consumption Expenditures Index, the Federal Reserve’s preferred measure of inflation, remained within the Fed’s comfort zone of 1.5-2% for much of the year, albeit near the higher end of this zone, until rising to 2.2% in December. Unemployment data was also becoming worrisome as the unemployment rate rose to 5% in December, its highest level in two years. Despite all of this, consumer spending, which accounts for more than two thirds of the U.S. economy, remained strong in 2007, helping to support corporate profits and allowing most major stock indexes to post positive returns.

Treasury yields rose as high as 5.4% on the 30-year bond and 5.3% on the 10-year note, before finishing near their lows for the year at 4.5% and 4.0% respectively. The declining yields that began mid-year were a reflection of expectations that the Federal Reserve would cut interest rates in the coming months to stimulate the economy amidst the housing and subprime woes that were taking hold. As it turned out, investors were correct, as the Federal Reserve cut rates three times in 2007 for a total of 1.00% to 4.25% by year end, with additional future cuts priced in for 2008 based on the year-end levels of fed fund futures.

As 2007 drew to a close, indicators signaling the U.S. might slip into a recession in 2008 were becoming evident. Unemployment and inflation appeared to be on the rise, housing prices were showing no sign of turning around, and credit conditions had yet to improve. Also, complicating things was a weak U.S. Dollar which could affect foreign interest in U.S. securities. How heavily all of this affects the economy will depend in part on how successful the Fed rate cuts are at stimulating the economy, and in part on whether foreign demand for U.S. goods remains strong among many of the emerging markets countries that have helped fuel domestic growth over the past year.

Although one or more of these conditions impacted the security or securities comprising each ProFund VP’s benchmark and, in turn, impacted the performance of each ProFund VP, ProFund Advisors does not invest the assets of the ProFunds VP based on its view of the investment merit of a particular security, instrument or company. In addition, ProFund Advisors does not conduct conventional stock research or analysis, forecast stock market movements, trends or market conditions, and does not normally take temporary defensive positions.

[5]	The index returns presented account for the theoretical reinvestment of dividends in the index.
[6]	U.S. Dollar terms

iii

ProFund VP Small-Cap Value

The ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.1 For the year ended December 31, 2007, the Fund had a total return of –7.22%, compared to a total return of –5.19%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Citigroup Value Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have value characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P SmallCap 600/Barra Value Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Shaw Group (+80.42%), Massey Energy (+54.85%), and Lennox International (+37.30%), while the bottom three performers in this group were Essex Properties (–22.09%), Atmos Energy (–8.23%), and Senior Housing Property Trust (–1.69%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Value from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Small-Cap Value	5/1/02	–7.22%	12.88%	4.94%	1.74%	1.63%

S&P SmallCap 600/Citigroup Value Index[4]	5/1/02	–5.19%	15.81%	8.05%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P SmallCap 600/Barra Value Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4 The S&P SmallCap 600/Barra Value Index represents performance from May 1, 2002 to December 16, 2005 and the S&P SmallCap 600/Citigroup Value Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.
1

PROFUNDS VP
ProFund VP Small-Cap Value

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100%

Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Southern Union Co.	1.3%
UGI Corp.	1.1%
Massey Energy Co.	1.1%
Lennox International, Inc.	1.0%
Shaw Group, Inc.	1.0%

S&P SmallCap 600/Citigroup Value Index - Composition
% of Index

Financial	25%
Industrial	22%
Consumer Cyclical	13%
Consumer Non-Cyclical	12%
Utilities	9%
Technology	8%
Basic Materials	4%
Energy	4%
Communications	3%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks (100.1%)
	Shares	Value

4Kids Entertainment, Inc.* (Media)	1,656	$21,776
A.M. Castle & Co. (Metal Fabricate/Hardware)	2,070	56,283
Aaron Rents, Inc. (Commercial Services)	2,484	47,792
ABM Industries, Inc. (Commercial Services)	5,382	109,739
Acadia Realty Trust (REIT)	3,933	100,724
Actel Corp.* (Semiconductors)	3,105	42,414
Acuity Brands, Inc. (Miscellaneous Manufacturing)	5,175	232,875
Adaptec, Inc.* (Telecommunications)	14,697	49,676
Administaff, Inc. (Commercial Services)	2,898	81,955
Advanced Energy Industries, Inc.* (Electrical Components & Equipment)	4,347	56,859
Agilysys, Inc. (Computers)	3,312	50,077
Alabama National BanCorp (Banks)	1,242	96,640
Albany International Corp.—Class A (Machinery-Diversified)	2,070	76,797
ALLETE, Inc. (Electric)	3,105	122,896
Alliance One International, Inc.* (Agriculture)	10,764	43,809
Allscripts Healthcare Solutions, Inc.* (Software)	3,726	72,359
Alpharma, Inc.—Class A* (Pharmaceuticals)	5,382	108,447
AMCOL International Corp. (Mining)	1,035	37,291
American States Water Co. (Water)	2,070	77,998
AMERIGROUP Corp.* (Healthcare-Services)	4,347	158,448
Analogic Corp. (Electronics)	1,035	70,090
Anchor BanCorp Wisconsin, Inc. (Savings & Loans)	2,070	48,686
Angelica Corp. (Textiles)	1,242	23,722
Anixter International, Inc.* (Telecommunications)	2,277	141,789
Apogee Enterprises, Inc. (Building Materials)	3,519	60,210
Applied Industrial Technologies, Inc. (Machinery-Diversified)	4,554	132,157
Applied Signal Technology, Inc. (Telecommunications)	1,449	19,677
AptarGroup, Inc. (Miscellaneous Manufacturing)	3,933	160,899
Arch Chemicals, Inc. (Chemicals)	3,105	114,109
Arctic Cat, Inc. (Leisure Time)	1,449	17,301
Arkansas Best Corp. (Transportation)	3,105	68,124
ArQule, Inc.* (Biotechnology)	2,691	15,608
Arris Group, Inc.* (Telecommunications)	16,767	167,335
ArthroCare Corp.* (Healthcare-Products)	1,449	69,624
Astec Industries, Inc.* (Machinery-Construction & Mining)	1,449	53,888
ATMI, Inc.* (Semiconductors)	2,484	80,109
Atmos Energy Corp. (Gas)	10,971	307,627
Atwood Oceanics, Inc.* (Oil & Gas)	1,656	165,997
Audiovox Corp.—Class A* (Telecommunications)	2,277	28,235
Avid Technology, Inc.* (Software)	1,863	52,797
Avista Corp. (Electric)	6,417	138,222
Axcelis Technologies, Inc.* (Semiconductors)	12,420	57,132
Baldor Electric Co. (Hand/Machine Tools)	3,726	125,417
Bank Mutual Corp. (Banks)	6,417	67,828
BankAtlantic Bancorp, Inc.—Class A (Savings & Loans)	5,175	21,218
BankUnited Financial Corp.—Class A (Savings & Loans)	3,726	25,709
Barnes Group, Inc. (Miscellaneous Manufacturing)	5,589	186,617
Bassett Furniture Industries, Inc. (Home Furnishings)	1,449	13,534
Bel Fuse, Inc.—Class B (Electronics)	621	18,177
Belden, Inc. (Electrical Components & Equipment)	5,589	248,710
Bell Microproducts, Inc.* (Distribution/Wholesale)	3,726	22,393
Benchmark Electronics, Inc.* (Electronics)	8,694	154,145
Big 5 Sporting Goods Corp. (Retail)	2,691	38,804
Biolase Technology, Inc.* (Healthcare-Products)	1,242	2,931
BioMed Realty Trust, Inc. (REIT)	8,073	187,051
Black Box Corp. (Telecommunications)	2,070	74,872
Blue Coat Systems, Inc.* (Internet)	2,691	88,453
Blue Nile, Inc.* (Internet)	828	56,354
Boston Private Financial Holdings, Inc. (Banks)	2,277	61,661
Bowne & Co., Inc. (Commercial Services)	2,070	36,432
Brady Corp.—Class A (Electronics)	2,898	101,691
Briggs & Stratton Corp. (Machinery-Diversified)	6,003	136,028
Bristow Group, Inc.* (Transportation)	1,242	70,359
Brookline Bancorp, Inc. (Savings & Loans)	7,245	73,609
Brooks Automation, Inc.* (Semiconductors)	8,694	114,848
Brown Shoe Co., Inc. (Retail)	5,382	81,645
Buckeye Technologies, Inc.* (Forest Products & Paper)	4,761	59,513
Buffalo Wild Wings, Inc.* (Retail)	1,035	24,033
Building Materials Holding Corp. (Distribution/Wholesale)	3,519	19,460
C&D Technologies, Inc.* (Electrical Components & Equipment)	3,105	20,524
Cabela’s, Inc.* (Retail)	4,761	71,748

See accompanying notes to the financial statements.
2

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Cabot Microelectronics Corp.* (Chemicals)	1,242	$44,600
California Pizza Kitchen, Inc.* (Retail)	1,242	19,338
Cambrex Corp. (Biotechnology)	3,519	29,489
Captaris, Inc.* (Software)	3,312	14,308
Caraustar Industries, Inc.* (Forest Products & Paper)	3,519	10,874
Cascade Bancorp (Banks)	1,242	17,289
Cascade Corp. (Machinery-Diversified)	621	28,852
Casey’s General Stores, Inc. (Retail)	3,312	98,068
Cash America International, Inc. (Retail)	1,656	53,489
Catapult Communications Corp.* (Computers)	414	3,126
CDI Corp. (Commercial Services)	1,656	40,175
Centene Corp.* (Healthcare-Services)	3,105	85,201
Central Garden & Pet Co.—Class A* (Household Products/Wares)	8,694	46,600
Central Pacific Financial Corp. (Banks)	3,726	68,782
Central Vermont Public Service Corp. (Electric)	1,242	38,303
Century Aluminum Co.* (Mining)	2,277	122,821
CH Energy Group, Inc. (Electric)	1,656	73,758
Champion Enterprises, Inc.* (Home Builders)	9,522	89,697
Charlotte Russe Holding, Inc.* (Retail)	1,242	20,058
Checkpoint Systems, Inc.* (Electronics)	3,105	80,668
Chemed Corp. (Commercial Services)	1,242	69,403
Chesapeake Corp. (Packaging & Containers)	2,484	12,892
Ciber, Inc.* (Computers)	6,624	40,473
CKE Restaurants, Inc. (Retail)	6,624	87,437
Clarcor, Inc. (Miscellaneous Manufacturing)	2,898	110,037
Cleco Corp. (Electric)	7,245	201,411
Coachmen Industries, Inc. (Home Builders)	1,863	11,085
Cognex Corp. (Machinery-Diversified)	5,382	108,447
Cohu, Inc. (Semiconductors)	2,898	44,339
Colonial Properties Trust (REIT)	5,796	131,163
Columbia Banking System, Inc. (Banks)	2,277	67,695
Community Bank System, Inc. (Banks)	3,726	74,036
CONMED Corp.* (Healthcare-Products)	2,277	52,621
Consolidated Graphics, Inc.* (Commercial Services)	828	39,595
Corus Bankshares, Inc. (Banks)	3,933	41,965
CPI Corp. (Commercial Services)	621	14,625
Cross Country Healthcare, Inc.* (Commercial Services)	3,933	56,006
CryoLife, Inc.* (Biotechnology)	2,277	18,102
CTS Corp. (Electronics)	4,347	43,166
Cubic Corp. (Electronics)	828	32,458
Cyberonics, Inc.* (Healthcare-Products)	1,449	19,069
CyberSource Corp.* (Internet)	3,933	69,889
Cymer, Inc.* (Electronics)	2,277	88,644
Datascope Corp. (Healthcare-Products)	1,656	60,278
Delphi Financial Group, Inc.—Class A (Insurance)	1,656	58,424
DiamondRock Hospitality Co. (REIT)	11,592	173,648
Digi International, Inc.* (Software)	1,656	23,499
Dime Community Bancshares, Inc. (Savings & Loans)	3,105	39,651
Ditech Networks, Inc.* (Telecommunications)	3,105	10,774
Downey Financial Corp. (Savings & Loans)	2,277	70,837
DSP Group, Inc.* (Semiconductors)	2,070	25,254
East West Bancorp, Inc. (Banks)	2,898	70,219
EastGroup Properties, Inc. (REIT)	2,898	121,281
El Paso Electric Co.* (Electric)	3,519	89,981
Electro Scientific Industries, Inc.* (Electronics)	3,312	65,743
EMCOR Group, Inc.* (Engineering & Construction)	7,866	185,874
EnPro Industries, Inc.* (Miscellaneous Manufacturing)	1,242	38,067
Entertainment Properties Trust (REIT)	3,519	165,393
Enzo Biochem, Inc.* (Biotechnology)	2,484	31,646
Essex Property Trust, Inc. (REIT)	3,105	302,706
Esterline Technologies Corp.* (Aerospace/Defense)	2,070	107,122
Ethan Allen Interiors, Inc. (Home Furnishings)	3,726	106,191
Exar Corp.* (Semiconductors)	6,003	47,844
Extra Space Storage, Inc. (REIT)	6,003	85,783
FEI Co.* (Electronics)	4,347	107,936
Financial Federal Corp. (Diversified Financial Services)	3,105	69,210
First BanCorp (Banks)	9,315	67,906
First Commonwealth Financial Corp. (Banks)	7,866	83,773
First Financial Bancorp (Banks)	3,726	42,476
First Midwest Bancorp, Inc. (Banks)	6,003	183,692
FirstFed Financial Corp.* (Savings & Loans)	1,656	59,318
Flagstar Bancorp, Inc. (Savings & Loans)	4,554	31,741
Fleetwood Enterprises, Inc.* (Home Builders)	7,866	47,039
Flowers Foods, Inc. (Food)	2,691	62,996
Forestar Real Estate Group, Inc.* (Real Estate)	2,277	53,714
Franklin Bank Corp. Houston* (Savings & Loans)	3,105	13,383
Fred’s, Inc. (Retail)	4,968	47,842
Frontier Airlines Holdings, Inc.* (Airlines)	4,554	23,954
Frontier Financial Corp. (Banks)	5,175	96,100
Fuller (H.B.) Co. (Chemicals)	7,245	162,650
G & K Services, Inc. (Textiles)	2,484	93,200
Gardner Denver, Inc.* (Machinery-Diversified)	2,484	81,972
GenCorp, Inc.* (Aerospace/Defense)	4,968	57,927
General Communication, Inc.—Class A* (Telecommunications)	2,070	18,113
Genesco, Inc.* (Retail)	1,035	39,123
Gentiva Health Services, Inc.* (Healthcare-Services)	3,312	63,060
Georgia Gulf Corp. (Chemicals)	4,140	27,407
Gerber Scientific, Inc.* (Machinery-Diversified)	2,898	31,298
Gevity HR, Inc. (Commercial Services)	2,898	22,286
Gibraltar Industries, Inc. (Iron/Steel)	3,726	57,455
Glacier Bancorp, Inc. (Banks)	3,519	65,946
Greatbatch, Inc.* (Electrical Components & Equipment)	1,242	24,828
Griffon Corp.* (Miscellaneous Manufacturing)	3,312	41,234
Group 1 Automotive, Inc. (Retail)	2,691	63,911
Guaranty Financial Group, Inc.* (Savings & Loans)	5,175	82,800
Gulf Island Fabrication, Inc. (Oil & Gas Services)	621	19,692
Hancock Holding Co. (Banks)	1,863	71,167
Hanmi Financial Corp. (Banks)	4,761	41,040
Harmonic, Inc.* (Telecommunications)	11,385	119,315
Haverty Furniture Cos., Inc. (Retail)	2,691	24,192
Healthcare Services Group, Inc. (Commercial Services)	2,484	52,611
Heidrick & Struggles International, Inc. (Commercial Services)	2,070	76,818
Hilb, Rogal, and Hobbs Co. (Insurance)	1,656	67,184
Hooper Holmes, Inc.* (Commercial Services)	8,280	14,242
Hot Topic, Inc.* (Retail)	2,277	13,252
Hub Group, Inc.—Class A* (Transportation)	2,484	66,025
Hutchinson Technology, Inc.* (Computers)	1,449	38,138
Iconix Brand Group, Inc.* (Apparel)	4,968	97,671
IHOP Corp. (Retail)	1,035	37,860
Independent Bank Corp. (Banks)	2,484	23,598
Informatica Corp.* (Software)	6,417	115,634
Inland Real Estate Corp. (REIT)	7,038	99,658
Insight Enterprises, Inc.* (Retail)	6,003	109,495
Insituform Technologies, Inc.—Class A* (Engineering & Construction)	3,312	49,018
Interface, Inc.—Class A (Office Furnishings)	4,554	74,321
Invacare Corp. (Healthcare-Products)	3,933	99,112
Investment Technology Group, Inc.* (Diversified Financial Services)	2,070	98,511
ION Geophysical Corp.* (Oil & Gas Services)	6,624	104,527
Irwin Financial Corp. (Banks)	2,277	16,736
Itron, Inc.* (Electronics)	1,449	139,061
J & J Snack Foods Corp. (Food)	828	25,900

See accompanying notes to the financial statements.
3

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Jack in the Box, Inc.* (Retail)	2,691	$69,347
JAKKS Pacific, Inc.* (Toys/Games/Hobbies)	1,656	39,098
JDA Software Group, Inc.* (Software)	2,070	42,352
Jo-Ann Stores, Inc.* (Retail)	3,105	40,613
Kaman Corp. (Aerospace/Defense)	3,105	114,295
Kaydon Corp. (Metal Fabricate/Hardware)	1,863	101,608
Keithley Instruments, Inc. (Electronics)	1,656	16,030
Kellwood Co. (Apparel)	3,105	51,667
Kilroy Realty Corp. (REIT)	3,933	216,158
Kirby Corp.* (Transportation)	2,691	125,078
Kite Realty Group Trust (REIT)	3,519	53,735
Kopin Corp.* (Semiconductors)	5,382	17,007
Kulicke & Soffa Industries, Inc.* (Semiconductors)	6,417	44,021
La-Z-Boy, Inc. (Home Furnishings)	6,210	49,245
LaBranche & Co., Inc.* (Diversified Financial Services)	6,624	33,385
Laclede Group, Inc. (Gas)	2,691	92,140
Lance, Inc. (Food)	3,726	76,085
LandAmerica Financial Group, Inc. (Insurance)	1,863	62,317
Landry’s Restaurants, Inc. (Retail)	1,449	28,545
Lawson Products, Inc. (Metal Fabricate/Hardware)	414	15,699
Lennox International, Inc. (Building Materials)	7,866	325,810
Lexington Corporate Properties Trust (REIT)	7,866	114,372
Libbey, Inc. (Housewares)	1,863	29,510
Lindsay Manufacturing Co. (Machinery-Diversified)	621	43,898
Lithia Motors, Inc.—Class A (Retail)	1,863	25,579
Littelfuse, Inc.* (Electrical Components & Equipment)	1,449	47,759
Live Nation, Inc.* (Commercial Services)	8,901	129,243
Longs Drug Stores Corp. (Retail)	3,933	184,851
LTC Properties, Inc. (REIT)	2,484	62,224
Lufkin Industries, Inc. (Oil & Gas Services)	828	47,436
Lydall, Inc.* (Miscellaneous Manufacturing)	2,070	21,776
M/I Schottenstein Homes, Inc. (Home Builders)	1,449	15,215
MagneTek, Inc.* (Electrical Components & Equipment)	2,484	10,632
Maidenform Brands, Inc.* (Apparel)	2,277	30,808
Manhattan Associates, Inc.* (Computers)	1,242	32,739
ManTech International Corp.—Class A* (Software)	1,035	45,354
Marcus Corp. (Lodging)	2,691	41,576
MarineMax, Inc.* (Retail)	2,277	35,294
Massey Energy Co. (Coal)	9,729	347,812
Material Sciences Corp.* (Iron/Steel)	1,449	10,766
Matria Healthcare, Inc.* (Healthcare-Services)	2,691	63,965
Matrix Service Co.* (Oil & Gas Services)	1,863	40,651
MAXIMUS, Inc. (Commercial Services)	1,242	47,954
MedCath Corp.* (Healthcare-Services)	1,656	40,671
Medical Properties Trust, Inc. (REIT)	6,210	63,280
Mentor Corp. (Healthcare-Products)	1,863	72,843
Mercury Computer Systems, Inc.* (Computers)	1,656	26,678
Meridian Bioscience, Inc. (Healthcare-Products)	1,863	56,039
Mesa Air Group, Inc.* (Airlines)	3,519	10,874
Methode Electronics, Inc. (Electronics)	4,554	74,868
Micrel, Inc. (Semiconductors)	6,624	55,973
Microsemi Corp.* (Semiconductors)	4,968	109,992
Mid-America Apartment Communities, Inc. (REIT)	3,105	132,739
Midas, Inc.* (Commercial Services)	1,242	18,208
MKS Instruments, Inc.* (Semiconductors)	6,003	114,897
Mobile Mini, Inc.* (Storage/Warehousing)	1,863	34,540
Monaco Coach Corp. (Home Builders)	3,726	33,087
Moog, Inc.—Class A* (Aerospace/Defense)	2,484	113,792
Movado Group, Inc. (Retail)	1,449	36,645
MTS Systems Corp. (Computers)	1,035	44,163
Mueller Industries, Inc. (Metal Fabricate/Hardware)	4,554	132,020
Multimedia Games, Inc.* (Leisure Time)	1,449	12,085
Myers Industries, Inc. (Miscellaneous Manufacturing)	1,656	23,962
Napster, Inc.* (Software)	4,140	8,156
Nash Finch Co. (Food)	1,656	58,424
NATCO Group, Inc.—Class A* (Oil & Gas Services)	1,035	56,045
National Presto Industries, Inc. (Housewares)	621	32,702
National Retail Properties, Inc. (REIT)	8,694	203,266
NCI Building Systems, Inc.* (Building Materials)	2,484	71,514
Neenah Paper, Inc. (Forest Products & Paper)	1,863	54,306
Network Equipment Technologies, Inc.* (Telecommunications)	2,277	19,172
New Jersey Resources Corp. (Gas)	3,312	165,666
Newport Corp.* (Electronics)	4,554	58,246
Northwest Natural Gas Co. (Gas)	3,312	161,162
Novatel Wireless, Inc.* (Telecommunications)	3,933	63,715
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	1,449	20,112
O’Charley’s, Inc. (Retail)	2,691	40,311
Odyssey Healthcare, Inc.* (Healthcare-Services)	2,277	25,184
Old Dominion Freight Line, Inc.* (Transportation)	1,449	33,486
OM Group, Inc.* (Chemicals)	3,726	214,394
Omnicell, Inc.* (Software)	2,484	66,894
Omnova Solutions, Inc.* (Chemicals)	5,175	22,822
On Assignment, Inc.* (Commercial Services)	4,347	30,472
Osteotech, Inc.* (Healthcare-Products)	2,070	16,187
Owens & Minor, Inc. (Distribution/Wholesale)	4,968	210,792
Oxford Industries, Inc. (Apparel)	1,863	48,010
PAREXEL International Corp.* (Commercial Services)	2,070	99,981
Park Electrochemical Corp. (Electronics)	2,484	70,148
Parkway Properties, Inc. (REIT)	1,863	68,894
Patriot Coal Corp.* (Coal)	1,242	51,841
PC-Tel, Inc.* (Internet)	2,691	18,460
Peet’s Coffee & Tea, Inc.* (Beverages)	828	24,070
Penford Corp. (Chemicals)	1,449	37,080
Perficient, Inc.* (Internet)	1,863	29,324
Performance Food Group Co.* (Food)	4,347	116,804
Pericom Semiconductor Corp.* (Semiconductors)	2,070	38,709
Phase Forward, Inc.* (Software)	3,312	72,036
Phoenix Technologies, Ltd.* (Software)	2,070	26,662
Photon Dynamics, Inc.* (Electronics)	2,070	17,181
Photronics, Inc.* (Semiconductors)	5,175	64,532
Piedmont Natural Gas Co., Inc. (Gas)	9,108	238,265
Pinnacle Entertainment, Inc.* (Entertainment)	7,245	170,692
Pioneer Drilling Co.* (Oil & Gas)	2,898	34,428
Piper Jaffray* (Diversified Financial Services)	2,070	95,882
Planar Systems, Inc.* (Electronics)	1,449	9,274
Plexus Corp.* (Electronics)	3,726	97,845
PolyOne Corp.* (Chemicals)	11,385	74,913
Presidential Life Corp. (Insurance)	2,691	47,119
ProAssurance Corp.* (Insurance)	1,449	79,579
Progress Software Corp.* (Software)	2,070	69,718
Prosperity Bancshares, Inc. (Banks)	2,484	73,005
Provident Bankshares Corp. (Banks)	3,933	84,127
PS Business Parks, Inc. (REIT)	1,863	97,901
PSS World Medical, Inc.* (Healthcare-Products)	2,691	52,663
Quaker Chemical Corp. (Chemicals)	1,242	27,287
Quiksilver, Inc.* (Apparel)	4,554	39,073
Radiant Systems, Inc.* (Computers)	2,070	35,666
Radio One, Inc.—Class D* (Media)	4,554	10,793
RadiSys Corp.* (Computers)	1,656	22,190
Ralcorp Holdings, Inc.* (Food)	1,035	62,918
RC2 Corp.* (Toys/Games/Hobbies)	828	23,242
Red Robin Gourmet Burgers, Inc.* (Retail)	828	26,488
Regal-Beloit Corp. (Hand/Machine Tools)	3,933	176,788
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	4,140	99,981
RehabCare Group, Inc.* (Healthcare-Services)	2,070	46,699
Res-Care, Inc.* (Healthcare-Services)	3,105	78,122
Rewards Network, Inc.* (Commercial Services)	1,449	7,202
RLI Corp. (Insurance)	1,035	58,778
Robbins & Myers, Inc. (Machinery-Diversified)	1,449	109,588

See accompanying notes to the financial statements.
4

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Rock-Tenn Co.—Class A (Forest Products & Paper)	4,140	$105,197
Rogers Corp.* (Electronics)	1,035	44,888
RTI International Metals, Inc.* (Mining)	1,449	99,880
Rudolph Technologies, Inc.* (Semiconductors)	3,519	39,835
Russ Berrie and Co., Inc.* (Household Products/Wares)	2,070	33,865
Ruth’s Chris Steak House, Inc.* (Retail)	1,242	11,103
Safety Insurance Group, Inc. (Insurance)	2,070	75,803
Salix Pharmaceuticals, Ltd.* (Pharmaceuticals)	2,484	19,574
Sanderson Farms, Inc. (Food)	828	27,970
Savient Pharmaceuticals, Inc.* (Biotechnology)	2,898	66,567
School Specialty, Inc.* (Retail)	2,070	71,519
Schulman (A.), Inc. (Chemicals)	3,312	71,374
Schweitzer-Mauduit International, Inc. (Forest Products & Paper)	1,863	48,270
SCPIE Holdings, Inc.* (Insurance)	1,035	28,431
SEACOR SMIT, Inc.* (Oil & Gas Services)	1,242	115,183
Selective Insurance Group, Inc. (Insurance)	6,417	147,527
Senior Housing Properties Trust (REIT)	10,764	244,128
Shaw Group, Inc.* (Engineering & Construction)	5,382	325,288
SI International, Inc.* (Computers)	621	17,059
Signature Bank* (Banks)	1,656	55,890
Skechers U.S.A., Inc.—Class A* (Apparel)	2,484	48,463
Skyline Corp. (Home Builders)	828	24,302
SkyWest, Inc. (Airlines)	3,105	83,369
Skyworks Solutions, Inc.* (Semiconductors)	14,076	119,646
Smith Corp. (Miscellaneous Manufacturing)	2,691	94,320
Sonic Automotive, Inc. (Retail)	3,726	72,135
South Financial Group, Inc. (Banks)	8,901	139,123
South Jersey Industries, Inc. (Gas)	3,519	127,001
Southern Union Co. (Gas)	14,697	431,504
Southwest Gas Corp. (Gas)	5,175	154,060
Sovran Self Storage, Inc. (REIT)	2,691	107,909
Spartan Motors, Inc. (Auto Parts & Equipment)	2,484	18,978
Spartan Stores, Inc. (Food)	2,691	61,489
Spectrum Brands, Inc.* (Household Products/Wares)	4,968	26,479
Spherion Corp.* (Commercial Services)	6,831	49,730
Standard Microsystems Corp.* (Semiconductors)	1,656	64,700
Standard Motor Products, Inc. (Auto Parts & Equipment)	1,449	11,824
Standex International Corp. (Miscellaneous Manufacturing)	1,449	25,285
StarTek, Inc.* (Commercial Services)	1,449	13,490
Stein Mart, Inc. (Retail)	3,105	14,718
Sterling Bancorp (Banks)	2,277	31,058
Sterling Bancshares, Inc. (Banks)	8,901	99,335
Sterling Financial Corp. (Savings & Loans)	6,210	104,266
Stewart Information Services Corp. (Insurance)	2,277	59,407
Stone Energy Corp.* (Oil & Gas)	2,070	97,104
Sturm, Ruger & Co., Inc.* (Miscellaneous Manufacturing)	1,863	15,426
Superior Industries International, Inc. (Auto Parts & Equipment)	2,898	52,657
Supertex, Inc.* (Semiconductors)	828	25,908
Susquehanna Bancshares, Inc. (Banks)	10,350	190,854
Swift Energy Co.* (Oil & Gas)	1,242	54,785
SWS Group, Inc. (Diversified Financial Services)	2,691	34,095
Sykes Enterprises, Inc.* (Computers)	2,484	44,712
Symmetricom, Inc.* (Telecommunications)	5,589	26,324
Symmetry Medical, Inc.* (Healthcare-Products)	1,449	25,256
Synaptics, Inc.* (Computers)	1,449	59,641
SYNNEX Corp.* (Software)	2,070	40,572
Take-Two Interactive Software, Inc.* (Software)	4,140	76,383
Tanger Factory Outlet Centers, Inc. (REIT)	3,726	140,507
Technitrol, Inc. (Electronics)	4,968	141,985
Tetra Tech, Inc.* (Environmental Control)	4,347	93,460
TETRA Technologies, Inc.* (Oil & Gas Services)	2,898	45,122
Texas Industries, Inc. (Building Materials)	2,070	145,107
Texas Roadhouse, Inc.—Class A* (Retail)	2,691	29,762
The Andersons, Inc. (Agriculture)	1,242	55,642
The Cato Corp.—Class A (Retail)	3,726	58,349
The Children’s Place Retail Stores, Inc.* (Retail)	828	21,470
The Finish Line, Inc.—Class A (Retail)	5,175	12,524
The Great Atlantic & Pacific Tea Co., Inc.* (Food)	2,898	90,794
The Hain Celestial Group, Inc.* (Food)	2,484	79,488
The Knot, Inc.* (Internet)	1,449	23,097
The Men’s Wearhouse, Inc. (Retail)	2,898	78,188
The Nautilus Group, Inc. (Leisure Time)	3,933	19,075
The Navigators Group, Inc.* (Insurance)	828	53,820
The Pep Boys-Manny, Moe & Jack (Retail)	4,968	57,033
The Standard Register Co. (Household Products/Wares)	1,449	16,895
The Steak n Shake Co.* (Retail)	3,519	38,357
Theragenics Corp.* (Pharmaceuticals)	4,140	14,821
THQ, Inc.* (Software)	3,726	105,036
Tollgrade Communications, Inc.* (Telecommunications)	1,656	13,281
Tower Group, Inc. (Insurance)	1,242	41,483
Tredegar Corp. (Miscellaneous Manufacturing)	2,898	46,600
TreeHouse Foods, Inc.* (Food)	3,726	85,661
Triad Guaranty, Inc.* (Insurance)	1,449	14,200
Triarc Cos., Inc. (Retail)	7,659	67,093
Triumph Group, Inc. (Aerospace/Defense)	1,242	102,279
Tronox, Inc.—Class B (Chemicals)	4,968	42,973
TrueBlue, Inc.* (Commercial Services)	2,484	35,968
TrustCo Bank Corp. NY (Banks)	9,108	90,351
TTM Technologies, Inc.* (Electronics)	2,691	31,377
Tuesday Morning Corp. (Retail)	3,726	18,891
Tween Brands, Inc.* (Retail)	1,449	38,370
UGI Corp. (Gas)	13,041	355,367
UIL Holdings Corp. (Electric)	3,105	114,730
Ultratech Stepper, Inc.* (Semiconductors)	2,898	32,863
UMB Financial Corp. (Banks)	3,312	127,048
Umpqua Holdings Corp. (Banks)	7,245	111,138
UniFirst Corp. (Textiles)	1,656	62,928
Unisource Energy Corp. (Electric)	4,347	137,148
United Bankshares, Inc. (Banks)	4,761	133,403
United Community Banks, Inc. (Banks)	4,968	78,494
United Fire & Casualty Co. (Insurance)	2,691	78,281
United Stationers, Inc.* (Distribution/Wholesale)	3,105	143,482
Universal Electronics, Inc.* (Home Furnishings)	828	27,688
Universal Forest Products, Inc. (Building Materials)	2,277	67,080
Valmont Industries, Inc. (Metal Fabricate/Hardware)	1,035	92,239
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	5,382	199,134
Veeco Instruments, Inc.* (Semiconductors)	3,933	65,681
Viad Corp. (Commercial Services)	2,484	78,445
Vicor Corp. (Electrical Components & Equipment)	1,656	25,817
ViroPharma, Inc.* (Pharmaceuticals)	4,347	34,515
Vital Signs, Inc. (Healthcare-Products)	414	21,164
Volt Information Sciences, Inc.* (Commercial Services)	1,656	30,239
W-H Energy Services, Inc.* (Oil & Gas Services)	1,242	69,813
Wabash National Corp. (Auto Manufacturers)	3,726	28,653
Watsco, Inc. (Distribution/Wholesale)	3,105	114,140
Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	1,863	86,462
Watts Water Technologies, Inc.—Class A (Electronics)	3,933	117,203
Wausau-Mosinee Paper Corp. (Forest Products & Paper)	6,210	55,828
WD-40 Co. (Household Products/Wares)	1,035	39,299

See accompanying notes to the financial statements.
5

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Small-Cap Value	December 31, 2007

Common Stocks, continued
	Shares	Value

Whitney Holding Corp. (Banks)	8,280	$216,522
Winnebago Industries, Inc. (Home Builders)	1,242	26,107
Wintrust Financial Corp. (Banks)	1,449	48,005
Wolverine World Wide, Inc. (Apparel)	2,484	60,908
Woodward Governor Co. (Electronics)	1,863	126,591
World Fuel Services Corp. (Retail)	1,449	42,064
X-Rite, Inc.* (Electronics)	3,519	40,891
Zale Corp.* (Retail)	5,382	86,435
Zep, Inc.* (Chemicals)	1,242	17,227

TOTAL COMMON STOCKS
(Cost $25,842,306)		31,997,035

TOTAL INVESTMENT SECURITIES
(Cost $25,842,306)—100.1%		31,997,035
Net other assets (liabilities)—(0.1)%		(27,046)

NET ASSETS—100.0%		$31,969,989

*	Non-income producing security

ProFund VP Small-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Aerospace/Defense	1.6%
Agriculture	0.3%
Airlines	0.4%
Apparel	1.3%
Auto Manufacturers	0.1%
Auto Parts & Equipment	0.3%
Banks	8.5%
Beverages	0.1%
Biotechnology	0.8%
Building Materials	2.1%
Chemicals	2.7%
Coal	1.3%
Commercial Services	4.0%
Computers	1.3%
Distribution/Wholesale	1.7%
Diversified Financial Services	1.0%
Electric	2.8%
Electrical Components & Equipment	1.5%
Electronics	5.4%
Engineering & Construction	1.8%
Entertainment	0.5%
Environmental Control	0.3%
Food	2.4%
Forest Products & Paper	1.1%
Gas	6.4%
Hand/Machine Tools	1.0%
Healthcare-Products	1.9%
Healthcare-Services	1.7%
Home Builders	0.7%
Home Furnishings	0.6%
Household Products/Wares	0.5%
Housewares	0.2%
Insurance	2.6%
Internet	1.0%
Iron/Steel	0.2%
Leisure Time	0.2%
Lodging	0.1%
Machinery-Construction & Mining	0.2%
Machinery-Diversified	2.2%
Media	0.1%
Metal Fabricate/Hardware	1.3%
Mining	0.8%
Miscellaneous Manufacturing	3.0%
Office Furnishings	0.2%
Oil & Gas	1.1%
Oil & Gas Services	1.5%
Packaging & Containers	NM
Pharmaceuticals	0.6%
REIT	8.9%
Real Estate	0.2%
Retail	6.3%
Savings & Loans	1.8%
Semiconductors	4.5%
Software .	2.4%
Storage/Warehousing	0.1%
Telecommunications	2.4%
Textiles	0.6%
Toys/Games/Hobbies	0.2%
Transportation	1.1%
Water	0.2%
Other**	(0.1)%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.
6

PROFUNDS VP
ProFund VP Small-Cap Value

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $25,842,306)	$31,997,035
Dividends and interest receivable	73,345
Receivable for capital shares issued	294
Receivable for investments sold	578,392
Prepaid expenses	178

Total Assets	32,649,244

Liabilities:
Cash overdraft	206,668
Payable for investments purchased	269,233
Payable for capital shares redeemed	150,778
Advisory fees payable	14,757
Management services fees payable	1,968
Administration fees payable	848
Administrative services fees payable	9,363
Distribution fees payable	7,423
Trustee fees payable	5
Transfer agency fees payable	1,968
Fund accounting fees payable	1,309
Compliance services fees payable	725
Other accrued expenses	14,210

Total Liabilities	679,255

Net Assets	$31,969,989

Net Assets consist of:
Capital	$27,840,678

Accumulated net realized gains (losses) on investments	(2,025,418)
Net unrealized appreciation (depreciation) on investments	6,154,729

Net Assets	$31,969,989

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,109,566

Net Asset Value (offering and redemption price per share)	$28.81

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$702,096
Interest	8,689

Total Investment Income	710,785

Expenses:
Advisory fees	376,054
Management services fees	75,211
Administration fees	15,688
Transfer agency fees	16,843
Administrative services fees	170,359
Distribution fees	125,351
Custody fees	46,008
Fund accounting fees	25,580
Trustee fees	886
Compliance services fees	356
Other fees	30,070

Total Gross Expenses before reductions	882,406
Less Expenses reduced by the Advisor	(65,113)

Total Net Expenses	817,293

Net Investment Income (Loss)	(106,508)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	8,354,632
Net realized gains (losses) on futures contracts	(8,296)
Change in net unrealized appreciation/depreciation on investments	(11,726,926)

Net Realized and Unrealized Gains (Losses) on Investments	(3,380,590)

Change in Net Assets Resulting from Operations	$(3,487,098)

See accompanying notes to the financial statements.
7

PROFUNDS VP
ProFund VP Small-Cap Value

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(106,508)	$(257,611)
Net realized gains (losses) on investments	8,346,336	2,921,635
Change in net unrealized appreciation/depreciation on investments	(11,726,926)	6,987,519

Change in net assets resulting from operations	(3,487,098)	9,651,543

Distributions to Shareholders From:
Net realized gains on investments	(5,688,961)	(3,876,765)

Change in net assets resulting from distributions	(5,688,961)	(3,876,765)

Capital Transactions:
Proceeds from shares issued	166,087,879	375,396,216
Dividends reinvested	5,688,961	3,876,765
Value of shares redeemed	(233,391,118)	(345,106,978)

Change in net assets resulting from capital transactions	(61,614,278)	34,166,003

Change in net assets	(70,790,337)	39,940,781
Net Assets:
Beginning of period	102,760,326	62,819,545

End of period	$31,969,989	$102,760,326

Share Transactions:
Issued	4,530,924	10,490,030
Reinvested	187,260	113,588
Redeemed.	(6,413,107)	(9,709,908)

Change in shares	(1,694,923)	893,710

See accompanying notes to the financial statements.
8

PROFUNDS VP
ProFund VP Small-Cap Value

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$36.64	$32.88	$33.54	$28.97	$21.51

Investment Activities:
Net investment income (loss)(a)	(0.08)	(0.12)	(0.23)	(0.16)	(0.22)
Net realized and unrealized gains (losses) on investments	(2.27)	5.71	1.59	5.92	7.68

Total income (loss) from investment activities	(2.35)	5.59	1.36	5.76	7.46

Distributions to Shareholders From:
Net realized gains on investments	(5.48)	(1.83)	(2.02)	(1.19)	—

Net Asset Value, End of Period	$28.81	$36.64	$32.88	$33.54	$28.97

Total Return	(7.22)%	17.43%	4.00%	20.12%	34.68%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.79%	1.91%	1.95%	2.08%
Net expenses	1.63%	1.75%	1.91%	1.95%	1.98%
Net investment income (loss)	(0.21)%	(0.34)%	(0.69)%	(0.53)%	(0.87)%

Supplemental Data:
Net assets, end of period (000’s)	$31,970	$102,760	$62,820	$179,162	$147,174
Portfolio turnover rate(b)	291%	436%	573%	819%	906%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.
9

ProFund VP Japan

The ProFund VP Japan seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. Since the Japanese markets are not open when this ProFund VP values its shares, it determines its success in meeting this investment objective by comparing its daily return on a given day with the market price performance of related futures contracts traded in the United States.

For the year ended December 31, 2007, the Fund had a total return of –9.99%, compared to a total return of –5.23% for the Index measured in unhedged USD terms, or –10.23% as measured in local (yen) terms.1 The U.S. dollar-denominated Nikkei futures contracts held in the fund are not directly impacted by the Dollar/Yen exchange rate, which may cause the fund to over or underperform versus the performance of the Nikkei 225 Stock Average measured in unhedged USD depending upon whether the dollar rises or falls in value versus the yen. In 2007, the Fund performed inline with the Index as measured in local (yen) terms. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the U.S.-traded U.S. dollar-denominated futures contract.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Nikkei 225 Stock Average is a modified price-weighted index of 225 large, actively traded Japanese stocks traded on the Tokyo Stock Exchange. The Index is computed and distributed by the Nihon Keizai Shimbun.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers in local (yen) terms were KDDI Corp (+4.26%), Softbank Corp (–0.13%), and Fanuc Ltd (–5.77%), while the bottom three performers in this group were Fast Retailing (–28.64%), Tokyo Electronics (–25.62%), and Canon (–20.97%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Japan from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Japan	5/1/02	–9.99%	14.05%	6.28%	1.66%	1.63%

Nikkei 225 Stock Average - USD terms	5/1/02	–5.23%	14.43%	8.32%	N/A	N/A

Nikkei 225 Stock Average - Local (yen) terms	5/1/02	–10.23%	13.34%	6.04%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. Unhedged U.S. dollar performance is calculated by converting U.S. dollars to yen at the beginning of the period and back to dollars at the end of the period. “Local (yen)” returns are theoretical Index returns experienced by local residents living in Japan. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

10

PROFUNDS VP ProFund VP Japan

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007
Investment Objective: The ProFund VP Japan seeks daily investment results, before fees and expenses that correspond to the daily performance of the Nikkei 225 Stock Average.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	98%
Option	NM

Total Exposure	98%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Holdings

The ProFund VP Japan primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Nikkei 225 Stock Average - Composition
% of Index

Industrial	28%
Consumer Cyclical	23%
Consumer Non-Cyclical	16%
Technology	9%
Financial	8%
Communications	8%
Basic Materials	6%
Energy	1%
Utilities	1%

PROFUNDS VP ProFund VP Japan	Schedule of Portfolio Investments December 31, 2007

U.S. Government Agency Obligations (18.8%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08	$4,727,000	$4,726,606

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $4,726,606)		4,726,606

Repurchase Agreements (75.3%)
HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $4,728,077 (Collateralized by $4,368,000 Federal National Mortgage Association, 7.25%, 1/15/10, market value $4,821,852)	4,727,000	4,727,000
Merrill Lynch, 3.95%, 1/2/08, dated 12/31/07, with a repurchase price of $4,728,037 (Collateralized by $4,750,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $4,825,993)	4,727,000	4,727,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $4,723,089 (Collateralized by $4,801,000 of various U.S. Treasury Securities, 4.00% - 4.125%, 11/3/09-4/15/10, market value $4,867,975)	4,722,000	4,722,000
UMB, 1.57%, 1/2/08, dated 12/31/07, with a repurchase price of $4,727,412 (Collateralized by $4,792,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $4,820,495)	4,727,000	4,727,000

TOTAL REPURCHASE AGREEMENTS
(Cost $18,903,000)		18,903,000

Options Purchased(NM)
	Contracts

Nikkei 225 Futures Put Option 9000 expiring March 2008	100	1,989

TOTAL OPTIONS PURCHASED
(Cost $2,899)		1,989

TOTAL INVESTMENT SECURITIES
(Cost $23,632,505)—94.1%		23,631,595
Net other assets (liabilities)—5.9%		1,470,179

NET ASSETS—100.0%		$25,101,774

NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Purchased
Unrealized
Appreciation
(Depreciation)

Nikkei 225 Futures Contract expiring March 2008 (Underlying face amount at value, $24,643,125)	325	$(1,452,013)

See accompanying notes to the financial statements.

11

PROFUNDS VP
ProFund VP Japan

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $4,729,505)	$4,728,595
Repurchase agreements, at cost	18,903,000

Total Investment Securities	23,631,595
Segregated cash balances with brokers for futures contracts	1,458,856
Interest receivable	1,808
Receivable for capital shares issued	325,473
Prepaid expenses	202

Total Assets	25,417,934

Liabilities:
Cash overdraft	4,214
Variation margin on futures contracts	268,125
Advisory fees payable	16,193
Management services fees payable	2,159
Administration fees payable	675
Administrative services fees payable	7,755
Distribution fees payable	5,597
Trustee fees payable	4
Transfer agency fees payable	1,513
Fund accounting fees payable	1,043
Compliance services fees payable	669
Other accrued expenses	8,213

Total Liabilities	316,160

Net Assets	$25,101,774

Net Assets consist of:
Capital	$30,802,016
Accumulated net investment income (loss)	1,770,821
Accumulated net realized gains (losses) on investments	(6,018,140)
Net unrealized appreciation (depreciation) on investments	(1,452,923)

Net Assets	$25,101,774

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,038,141

Net Asset Value (offering and redemption price per share)	$24.18

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$2,611,104

Expenses:
Advisory fees	386,732
Management services fees	77,347
Administration fees	16,165
Transfer agency fees	17,132
Administrative services fees	179,972
Distribution fees	128,911
Custody fees	6,530
Fund accounting fees	23,001
Trustee fees	878
Compliance services fees	857
Other fees	28,541

Total Gross Expenses before reductions	866,066
Less Expenses reduced by the Advisor	(25,783)

Total Net Expenses	840,283

Net Investment Income (Loss)	1,770,821

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(3,767)
Net realized gains (losses) on futures contracts	(478,181)
Change in net unrealized appreciation/depreciation on investments	(4,596,574)

Net Realized and Unrealized Gains (Losses) on Investments	(5,078,522)

Change in Net Assets Resulting from Operations	$(3,307,701)

See accompanying notes to the financial statements.

12

PROFUNDS VP
ProFund VP Japan

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,770,821	$2,406,260
Net realized gains (losses) on investments	(481,948)	(325,180)
Change in net unrealized appreciation/depreciation on investments	(4,596,574)	(1,538,978)

Change in net assets resulting from operations	(3,307,701)	542,102

Distributions to Shareholders From:
Net investment income	(2,406,260)	(616,089)
Net realized gains on investments	—	(18,291,662)

Change in net assets resulting from distributions	(2,406,260)	(18,907,751)

Capital Transactions:
Proceeds from shares issued	134,013,228	195,438,192
Dividends reinvested	2,406,260	18,907,751
Value of shares redeemed	(173,630,835)	(257,108,253)

Change in net assets resulting from capital transactions	(37,211,347)	(42,762,310)

Change in net assets	(42,925,308)	(61,127,959)
Net Assets:
Beginning of period	68,027,082	129,155,041

End of period	$25,101,774	$68,027,082

Accumulated net investment income (loss)	$1,770,821	$2,406,260

Share Transactions:
Issued	4,671,235	5,355,733
Reinvested	94,959	730,029
Redeemed	(6,107,463)	(7,005,385)

Change in shares	(1,341,269)	(919,623)

See accompanying notes to the financial statements.

13

PROFUNDS VP
ProFund VP Japan

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$28.59	$39.15	$27.62	$27.84	$21.96

Investment Activities:
Net investment income (loss)(a)	0.98	1.10	0.49	(0.21)	(0.28)
Net realized and unrealized gains (losses) on investments	(3.76)	1.77 (b)	11.04	2.20	6.16

Total income (loss) from investment activities	(2.78)	2.87	11.53	1.99	5.88

Distributions to Shareholders From:
Net investment income	(1.63)	(0.44)	—	—	—
Net realized gains on investments	—	(12.99)	—	(2.21)	—

Total distributions	(1.63)	(13.43)	—	(2.21)	—

Net Asset Value, End of Period	$24.18	$28.59	$39.15	$27.62	$27.84

Total Return	(9.99)%	10.86%	41.78%	7.56%	26.78%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.73%	1.83%	1.85%	1.95%
Net expenses	1.63%	1.70%	1.83%	1.85%	1.95%
Net investment income (loss)	3.44%	3.06%	1.52%	(0.72)%	(1.12)%

Supplemental Data:
Net assets, end of period (000’s)	$25,102	$68,027	$129,155	$27,659	$25,188
Portfolio turnover rate(c)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

14

ProFund VP UltraMid-Cap

The ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P MidCap 400® Index. For the year ended December 31, 2007, the Fund had a total return of 6.00%, compared to a total return of 7.97%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

Among the ten highest weighted index components at the beginning of the year that remained in the index for the entire year, the top three performers were Intuitive Surgical Inc (+236.81%), Denbury Resources (+114.11%), and FMC Technologies (+84.00%), while the bottom three performers in this group were Joy Global (+37.82%), Harris Corp (+37.98%), and Amphenol Corp (+49.63%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraMid-Cap from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP UltraMid-Cap	5/1/02	6.00%	24.60%	10.20%	1.70%	1.63%

S&P MidCap 400 Index	5/1/02	7.97%	16.19%	9.79%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

15

PROFUNDS VP ProFund VP UltraMid-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses that correspond to twice the daily performance of the S&P MidCap 400 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	80%
Futures Contracts	70%
Swap Agreements	51%

Total Exposure	201%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Intuitive Surgical, Inc.	0.8%
Cameron International Corp.	0.7%
Southwestern Energy Co.	0.7%
Activision, Inc.	0.6%
Harris Corp.	0.6%

S&P MidCap 400 Index - Composition
% of Index

Consumer Non-Cyclical	20%
Industrial	17%
Financial	14%
Consumer Cyclical	11%
Energy	11%
Technology	9%
Utilities	7%
Basic Materials	6%
Communications	5%

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks (80.2%)
	Shares	Value

3Com Corp.*,(^) (Telecommunications)	19,250	$87,010
99 Cents Only Stores*,(^) (Retail)	1,925	15,323
ACI Worldwide, Inc.*,(^) (Software)	1,540	29,322
Activision, Inc.*,(^) (Software)	13,860	411,642
Acxiom Corp. (Software)	3,465	40,644
ADC Telecommunications, Inc.* (Telecommunications)	5,390	83,815
ADTRAN, Inc. (Telecommunications)	2,695	57,619
Advance Auto Parts, Inc. (Retail)	4,620	175,514
Advanced Medical Optics, Inc.* (Healthcare-Products)	2,695	66,108
Advent Software, Inc.* (Software)	770	41,657
Aeropostale, Inc.* (Retail)	3,080	81,620
Affymetrix, Inc.* (Biotechnology)	3,080	71,271
AGCO Corp.* (Machinery-Diversified)	4,235	287,895
AGL Resources, Inc. (Gas)	3,465	130,423
Airgas, Inc. (Chemicals)	3,850	200,623
AirTran Holdings, Inc.* (Airlines)	4,235	30,323
Alaska Air Group, Inc.* (Airlines)	1,925	48,144
Albemarle Corp. (Chemicals)	3,850	158,812
Alberto-Culver Co. (Cosmetics/Personal Care)	3,850	94,479
Alexander & Baldwin, Inc. (Transportation)	1,925	99,446
Alexandria Real Estate Equities, Inc. (REIT)	1,540	156,572
Alliance Data Systems Corp.* (Commercial Services)	3,465	259,840
Alliant Energy Corp. (Electric)	5,005	203,653
Alliant Techsystems, Inc.* (Aerospace/Defense)	1,540	175,190
AMB Property Corp. (REIT)	4,620	265,927
American Eagle Outfitters, Inc. (Retail)	10,395	215,904
American Financial Group, Inc. (Insurance)	3,465	100,069
American Greetings Corp.—Class A (Household Products/Wares)	2,695	54,709
AmeriCredit Corp.* (Diversified Financial Services)	5,390	68,938
Ametek, Inc. (Electrical Components & Equipment)	5,005	234,434
Amphenol Corp.—Class A (Electronics)	8,470	392,754
AnnTaylor Stores Corp.* (Retail)	2,695	68,884
Apria Healthcare Group, Inc.* (Healthcare-Services)	1,925	41,522
Aqua America, Inc. (Water)	6,160	130,592
Aquila, Inc.* (Electric)	18,095	67,494
Arch Coal, Inc. (Coal)	6,930	311,365
Arrow Electronics, Inc.* (Electronics)	5,775	226,842
Arthur J. Gallagher & Co. (Insurance)	4,235	102,445
ArvinMeritor, Inc. (Auto Parts & Equipment)	3,465	40,644
Associated Banc-Corp (Banks)	6,160	166,874
Astoria Financial Corp. (Savings & Loans)	3,850	89,590
Atmel Corp.* (Semiconductors)	21,560	93,139
Avis Budget Group, Inc.* (Commercial Services)	5,005	65,065
Avnet, Inc.* (Electronics)	6,930	242,342
Avocent Corp.* (Internet)	2,310	53,846
Bank of Hawaii Corp. (Banks)	2,310	118,133
Barnes & Noble, Inc. (Retail)	2,310	79,580
BE Aerospace, Inc.* (Aerospace/Defense)	4,235	224,031
Beckman Coulter, Inc. (Healthcare-Products)	2,695	196,196
Belo Corp.—Class A (Media)	4,235	73,858
Bill Barrett Corp.* (Oil & Gas)	1,540	64,480
BJ’s Wholesale Club, Inc.* (Retail)	3,080	104,196
Black Hills Corp. (Electric)	1,540	67,914
Blyth, Inc. (Household Products/Wares)	1,155	25,341
Bob Evans Farms, Inc. (Retail)	1,540	41,472
Borders Group, Inc. (Retail)	2,695	28,702
BorgWarner, Inc. (Auto Parts & Equipment)	5,390	260,930
Boyd Gaming Corp. (Lodging)	2,695	91,819
BRE Properties, Inc.—Class A (REIT)	2,310	93,624
Brinker International, Inc. (Retail)	5,005	97,898
Broadridge Financial Solutions, Inc. (Software)	6,545	146,804
Brown & Brown, Inc. (Insurance)	5,390	126,665
Cabot Corp. (Chemicals)	3,080	102,687
Cadence Design Systems, Inc.* (Computers)	12,705	216,112
Callaway Golf Co. (Leisure Time)	3,080	53,684
Camden Property Trust (REIT)	2,695	129,764
Cameron International Corp.* (Oil & Gas Services)	10,010	481,781
Career Education Corp.* (Commercial Services)	4,235	106,468
Carlisle Cos., Inc. (Miscellaneous Manufacturing)	2,695	99,796
Carmax, Inc.* (Retail)	10,395	205,301
Carpenter Technology Corp. (Iron/Steel)	2,310	173,643
Cathay Bancorp, Inc. (Banks)	2,310	61,192
CBRL Group, Inc. (Retail)	1,155	37,410
Cephalon, Inc.* (Pharmaceuticals)	3,080	221,021
Cerner Corp.* (Software)	3,080	173,712
CF Industries Holdings, Inc. (Chemicals)	2,310	254,239

See accompanying notes to the financial statements.

16

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Charles River Laboratories International, Inc.* (Biotechnology)	3,080	$202,664
Charming Shoppes, Inc.* (Retail)	5,390	29,160
Cheesecake Factory, Inc.* (Retail)	3,465	82,155
Chemtura Corp. (Chemicals)	11,550	90,090
Chico’s FAS, Inc.* (Retail)	8,470	76,484
Chipotle Mexican Grill, Inc.—Class A* (Retail)	1,540	226,488
ChoicePoint, Inc.* (Commercial Services)	3,465	126,195
Church & Dwight, Inc. (Household Products/Wares)	3,080	166,536
Cimarex Energy Co. (Oil & Gas)	3,850	163,740
Cincinnati Bell, Inc.* (Telecommunications)	11,935	56,691
City National Corp. (Banks)	1,925	114,634
Cleveland-Cliffs, Inc. (Iron/Steel)	1,925	194,040
Coldwater Creek, Inc.* (Retail)	2,695	18,030
Collective Brands, Inc.* (Retail)	3,080	53,561
Commercial Metals Co. (Metal Fabricate/Hardware)	5,390	158,196
Commscope, Inc.* (Telecommunications)	2,695	132,621
Community Health Systems, Inc.* (Healthcare-Services)	4,620	170,293
Con-way, Inc. (Transportation)	1,925	79,965
Copart, Inc.* (Retail)	3,080	131,054
Corinthian Colleges, Inc.* (Commercial Services)	3,850	59,290
Corn Products International, Inc. (Food)	3,465	127,339
Cousins Properties, Inc. (REIT)	1,540	34,034
Covance, Inc.* (Healthcare-Services)	3,080	266,790
Crane Co. (Miscellaneous Manufacturing)	2,310	99,099
Cree Research, Inc.* (Semiconductors)	3,850	105,760
CSG Systems International, Inc.* (Software)	1,540	22,669
Cullen/Frost Bankers, Inc. (Banks)	2,695	136,529
Cypress Semiconductor Corp.* (Semiconductors)	7,700	277,431
Cytec Industries, Inc. (Chemicals)	1,925	118,542
Deluxe Corp. (Commercial Services)	2,310	75,976
Denbury Resources, Inc.* (Oil & Gas)	11,550	343,612
DENTSPLY International, Inc. (Healthcare-Products)	7,315	329,321
DeVry, Inc. (Commercial Services)	2,695	140,032
Dick’s Sporting Goods, Inc.* (Retail)	3,850	106,876
Diebold, Inc. (Computers)	3,080	89,258
Digital River, Inc.* (Internet)	1,925	63,660
Dollar Tree Stores, Inc.* (Retail)	4,235	109,771
Donaldson Co., Inc. (Miscellaneous Manufacturing)	3,465	160,707
DPL, Inc. (Electric)	5,390	159,813
DRS Technologies, Inc. (Aerospace/Defense)	1,925	104,470
DST Systems, Inc.* (Computers)	2,310	190,690
Duke-Weeks Realty Corp. (REIT)	6,930	180,734
Dun & Bradstreet Corp. (Software)	2,695	238,858
Dycom Industries, Inc.* (Engineering & Construction)	1,925	51,301
Eaton Vance Corp. (Diversified Financial Services)	5,775	262,243
Edwards Lifesciences Corp.* (Healthcare-Products)	2,695	123,943
Encore Acquisition Co.* (Oil & Gas)	2,310	77,085
Endo Pharmaceuticals Holdings, Inc.* (Pharmaceuticals)	6,160	164,287
Energen Corp. (Gas)	3,465	222,557
Energizer Holdings, Inc.* (Electrical Components & Equipment)	2,695	302,190
Energy East Corp. (Electric)	7,700	209,517
Entercom Communications Corp. (Media)	1,155	15,812
Equitable Resources, Inc. (Pipelines)	5,775	307,692
Equity One, Inc. (REIT)	1,540	35,466
Everest Re Group, Ltd.ADR (Insurance)	2,695	270,578
Exterran Holdings, Inc.* (Oil &Gas Services)	3,080	251,944
F5 Networks, Inc.* (Internet)	3,850	109,802
Fair Isaac Corp. (Software)	2,310	74,267
Fairchild Semiconductor International, Inc.* (Semiconductors)	5,775	83,333
Fastenal Co. (Distribution/Wholesale)	5,775	233,425
Federal Realty Investment Trust (REIT)	2,695	221,394
Federal Signal Corp. (Miscellaneous Manufacturing)	2,310	25,918
Ferro Corp. (Chemicals)	1,925	39,905
Fidelity National Title Group, Inc.—Class A (Insurance)	10,395	151,871
First American Financial Corp. (Insurance)	4,235	144,498
First Community Bancorp (Banks)	1,155	47,632
First Niagara Financial Group, Inc. (Savings & Loans)	5,005	60,260
FirstMerit Corp. (Banks)	3,850	77,039
Flowserve Corp. (Machinery-Diversified)	2,695	259,259
FMC Corp. (Chemicals)	3,465	189,016
FMC Technologies, Inc.* (Oil & Gas Services)	6,160	349,272
Foot Locker, Inc. (Retail)	7,315	99,923
Forest Oil Corp.* (Oil & Gas)	4,235	215,307
Foundry Networks, Inc.* (Telecommunications)	6,160	107,923
Frontier Oil Corp. (Oil & Gas)	5,005	203,103
Furniture Brands International, Inc. (Home Furnishings)	2,310	23,239
Gartner Group, Inc.* (Commercial Services)	3,080	54,085
GATX Corp. (Trucking & Leasing)	2,310	84,731
Gen-Probe, Inc.* (Healthcare-Products)	2,310	145,368
Gentex Corp. (Electronics)	6,930	123,146
Getty Images, Inc.* (Advertising)	2,310	66,990
Global Payments, Inc. (Software)	3,465	161,192
Graco, Inc. (Machinery-Diversified)	2,695	100,416
Granite Construction, Inc. (Engineering & Construction)	1,540	55,717
Grant Prideco, Inc.* (Oil & Gas Services)	6,160	341,942
Great Plains Energy, Inc. (Electric)	3,850	112,882
GUESS?, Inc. (Apparel)	2,310	87,526
Hanesbrands, Inc.* (Apparel)	4,620	125,525
Hanover Insurance Group, Inc. (Insurance)	2,310	105,798
Hansen Natural Corp.* (Beverages)	2,695	119,362
Harris Corp. (Telecommunications)	6,545	410,241
Harsco Corp. (Miscellaneous Manufacturing)	3,850	246,669
Harte-Hanks, Inc. (Advertising)	2,310	39,963
Hawaiian Electric Industries, Inc. (Electric)	3,850	87,665
HCC Insurance Holdings, Inc. (Insurance)	5,390	154,585
Health Care REIT, Inc. (REIT)	3,850	172,056
Health Management Associates, Inc.—Class A (Healthcare-Services)	11,550	69,069
Health Net, Inc.* (Healthcare-Services)	5,005	241,741
Helmerich & Payne, Inc. (Oil & Gas)	5,005	200,550
Henry Schein, Inc.* (Healthcare-Products)	4,235	260,029
Herman Miller, Inc. (Office Furnishings)	2,695	87,291
Highwoods Properties, Inc. (REIT)	2,695	79,179
Hillenbrand Industries, Inc. (Healthcare-Products)	2,695	150,192
HNI Corp. (Office Furnishings)	1,925	67,491
Hologic, Inc.* (Healthcare-Products)	5,775	396,396
Horace Mann Educators Corp. (Insurance)	1,925	36,460
Hormel Foods Corp. (Food)	3,465	140,263
Hospitality Properties Trust (REIT)	4,235	136,452
Hovnanian Enterprises, Inc.—Class A* (Home Builders)	1,540	11,042
Hubbell, Inc.—Class B (Electrical Components & Equipment)	2,695	139,062
IDACORP, Inc. (Electric)	1,925	67,799
IDEX Corp. (Machinery-Diversified)	3,850	139,100
Imation Corp. (Computers)	1,540	32,340
IndyMac Bancorp, Inc. (Diversified Financial Services)	3,850	22,908
Ingram Micro, Inc.—Class A* (Distribution/Wholesale)	6,930	125,017
Integrated Device Technology, Inc.* (Semiconductors)	9,240	104,504
International Rectifier Corp.* (Semiconductors)	3,465	117,706
International Speedway Corp. (Entertainment)	1,155	47,563

See accompanying notes to the financial statements.

17

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Intersil Corp.—Class A (Semiconductors)	6,160	$150,797
Intuitive Surgical, Inc.* (Healthcare-Products)	1,540	499,730
Invitrogen Corp.* (Biotechnology)	1,925	179,814
ITT Educational Services, Inc.* (Commercial Services)	1,155	98,487
J.B. Hunt Transport Services, Inc. (Transportation)	4,235	116,674
Jack Henry & Associates, Inc. (Computers)	3,465	84,338
Jefferies Group, Inc. (Diversified Financial Services)	5,390	124,240
JetBlue Airways Corp.* (Airlines)	8,470	49,973
JM Smucker Co. (Food)	2,695	138,631
John Wiley & Sons, Inc. (Media)	1,925	82,448
Jones Lang LaSalle, Inc. (Real Estate)	1,540	109,586
Joy Global, Inc. (Machinery-Construction & Mining)	5,005	329,429
Kansas City Southern Industries, Inc.* (Transportation)	3,465	118,953
KBR, Inc.* (Engineering & Construction)	8,085	313,698
Kelly Services, Inc.—Class A (Commercial Services)	770	14,368
KEMET Corp.* (Electronics)	3,850	25,526
Kennametal, Inc. (Hand/Machine Tools)	3,465	131,185
Kindred Healthcare, Inc.* (Healthcare-Services)	1,155	28,852
Kinetic Concepts, Inc.* (Healthcare-Products)	2,310	123,724
Korn/Ferry International* (Commercial Services)	1,925	36,229
Lam Research Corp.* (Semiconductors)	6,545	282,940
Lamar Advertising Co. (Advertising)	3,850	185,069
Lancaster Colony Corp. (Miscellaneous Manufacturing)	770	30,569
Lear Corp.* (Auto Parts & Equipment)	3,465	95,842
Lee Enterprises, Inc. (Media)	1,925	28,201
Liberty Property Trust (REIT)	4,235	122,010
Life Time Fitness, Inc.* (Leisure Time)	1,540	76,507
LifePoint Hospitals, Inc.* (Healthcare-Services)	2,695	80,149
Lincare Holdings, Inc.* (Healthcare-Services)	3,850	135,366
Lincoln Electric Holdings, Inc. (Hand/Machine Tools)	1,925	137,022
Louisiana-Pacific Corp. (Forest Products & Paper)	5,005	68,468
Lubrizol Corp. (Chemicals)	3,080	166,813
M.D.C. Holdings, Inc. (Home Builders)	1,540	57,180
Mack-Cali Realty Corp. (REIT)	3,080	104,720
Macrovision Corp.* (Entertainment)	2,310	42,342
Manpower, Inc. (Commercial Services)	3,850	219,065
Martin Marietta Materials (Building Materials)	1,925	255,255
Matthews International Corp.—Class A (Miscellaneous Manufacturing)	1,155	54,135
McAfee, Inc.* (Internet)	7,700	288,750
MDU Resources Group, Inc. (Electric)	8,855	244,487
Media General, Inc.—Class A (Media)	770	16,363
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	2,695	69,989
Mentor Graphics Corp.* (Computers)	4,235	45,653
Mercury General Corp. (Insurance)	1,540	76,707
Metavante Technologies, Inc.* (Software)	3,850	89,782
Millennium Pharmaceuticals, Inc.* (Biotechnology)	15,400	230,692
Mine Safety Appliances Co. (Environmental Control)	1,155	59,910
Minerals Technologies, Inc. (Chemicals)	770	51,552
Modine Manufacturing Co. (Auto Parts & Equipment)	1,540	25,425
Mohawk Industries, Inc.* (Textiles)	2,310	171,864
Moneygram International, Inc. (Software)	3,850	59,175
MPS Group, Inc.* (Commercial Services)	4,620	50,543
MSC Industrial Direct Co.—Class A (Retail)	2,310	93,486
National Fuel Gas Co. (Pipelines)	3,850	179,718
National Instruments Corp. (Computers)	2,695	89,824
Nationwide Health Properties, Inc. (REIT)	4,235	132,979
Navigant Consulting Co.* (Commercial Services)	1,925	26,315
NBTY, Inc.* (Pharmaceuticals)	2,695	73,843
NCR Corp.* (Computers)	8,470	212,597
Netflix, Inc.* (Internet)	2,310	61,492
NeuStar, Inc.* (Telecommunications)	3,465	99,376
New York Community Bancorp (Savings & Loans)	15,400	270,732
Newfield Exploration Co.* (Oil & Gas)	6,160	324,632
Nordson Corp. (Machinery-Diversified)	1,540	89,258
Northeast Utilities System (Electric)	7,315	229,033
NSTAR (Electric)	5,005	181,281
NVR, Inc.* (Home Builders)	385	201,740
O’Reilly Automotive, Inc.* (Retail)	5,390	174,798
OGE Energy Corp. (Electric)	4,235	153,688
Old Republic International Corp. (Insurance)	11,165	172,053
Olin Corp. (Chemicals)	3,465	66,978
Omnicare, Inc. (Pharmaceuticals)	5,775	131,728
ONEOK, Inc. (Gas)	5,005	224,074
Oshkosh Truck Corp. (Auto Manufacturers)	3,465	163,756
Overseas Shipholding Group, Inc. (Transportation)	1,155	85,967
Pacific Sunwear of California, Inc.* (Retail)	3,080	43,459
Packaging Corp. of America (Packaging & Containers)	4,235	119,427
Palm, Inc. (Computers)	5,005	31,732
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	1,540	36,960
Parametric Technology Corp.* (Software)	5,390	96,212
Patterson-UTI Energy, Inc. (Oil & Gas)	7,315	142,789
PDL BioPharma, Inc.* (Biotechnology)	5,390	94,433
Pentair, Inc. (Miscellaneous Manufacturing)	4,620	160,822
PepsiAmericas, Inc. (Beverages)	2,695	89,797
Perrigo Co. (Pharmaceuticals)	3,465	121,310
Petsmart, Inc. (Retail)	6,160	144,945
Pharmaceutical Product Development, Inc. (Commercial Services)	5,005	202,052
Phillips-Van Heusen Corp. (Apparel)	2,695	99,338
Pioneer Natural Resources Co. (Oil & Gas)	5,775	282,051
Plains Exploration & Production Co.* (Oil & Gas)	5,390	291,060
Plantronics, Inc. (Telecommunications)	2,310	60,060
PMI Group, Inc. (Insurance)	3,850	51,128
PNM Resources, Inc. (Electric)	3,465	74,324
Polycom, Inc.* (Telecommunications)	4,235	117,648
Potlatch Corp. (Forest Products & Paper)	1,540	68,438
Pride International, Inc.* (Oil & Gas)	8,085	274,081
Protective Life Corp. (Insurance)	3,080	126,342
Psychiatric Solutions, Inc.* (Healthcare-Services)	2,310	75,075
Puget Energy, Inc. (Electric)	5,390	147,848
Quanta Services, Inc.* (Commercial Services)	8,085	212,150
Quicksilver Resources, Inc.* (Oil & Gas)	2,310	137,653
Radian Group, Inc. (Insurance)	3,850	44,968
Raymond James Financial Corp. (Diversified Financial Services)	4,235	138,315
Rayonier, Inc. (Forest Products & Paper)	3,465	163,687
Realty Income Corp. (REIT)	4,620	124,832
Regency Centers Corp. (REIT)	3,080	198,629
Regis Corp. (Retail)	1,925	53,823
Reliance Steel & Aluminum Co. (Iron/Steel)	3,080	166,936
Rent-A-Center, Inc.* (Commercial Services)	3,080	44,722
Republic Services, Inc. (Environmental Control)	7,700	241,395
ResMed, Inc.* (Healthcare-Products)	3,465	182,016
RF Micro Devices, Inc.* (Telecommunications)	13,860	79,141
Rollins, Inc. (Commercial Services)	1,925	36,960
Roper Industries, Inc. (Miscellaneous Manufacturing)	4,235	264,857
Ross Stores, Inc. (Retail)	6,545	167,356
RPM, Inc. (Chemicals)	5,775	117,233
Ruby Tuesday, Inc. (Retail)	2,310	22,523
Ruddick Corp. (Food)	1,540	53,392
Saks, Inc.* (Retail)	6,545	135,874
SCANA Corp. (Electric)	5,390	227,188
Scholastic Corp.* (Media)	1,155	40,298
Scientific Games Corp.—Class A* (Entertainment)	3,080	102,410
SEI Investments Co. (Software)	5,775	185,782
Semtech Corp.* (Semiconductors)	3,080	47,802

See accompanying notes to the financial statements.

18

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2007

Common Stocks, continued
	Shares	Value

Sensient Technologies Corp. (Chemicals)	1,925	$54,439
Sepracor, Inc.* (Pharmaceuticals)	5,390	141,487
Sequa Corp.—Class A (Commercial Services)	13,860	194,733
Sierra Pacific Resources (Electric)	11,165	189,582
Silicon Laboratories, Inc.* (Semiconductors)	2,310	86,463
Smithfield Foods, Inc.* (Food)	5,390	155,879
Sonoco Products Co. (Packaging & Containers)	4,620	150,982
Sotheby’s (Commercial Services)	3,080	117,348
Southwestern Energy Co.* (Oil & Gas)	8,085	450,496
SPX Corp. (Miscellaneous Manufacturing)	2,310	237,583
SRA International, Inc.—Class A* (Computers)	1,925	56,691
StanCorp Financial Group, Inc. (Insurance)	2,310	116,378
Steel Dynamics, Inc. (Iron/Steel)	4,620	275,213
Stericycle, Inc.* (Environmental Control)	3,850	228,690
STERIS Corp. (Healthcare-Products)	3,080	88,827
Strayer Education, Inc. (Commercial Services)	385	65,673
Superior Energy Services, Inc.* (Oil & Gas Services)	3,850	132,517
SVB Financial Group* (Banks)	1,540	77,616
Sybase, Inc.* (Software)	4,235	110,491
Synopsys, Inc.* (Computers)	6,930	179,695
Synovus Financial Corp.*,(a) (Banks)	15,400	156,926
TCF Financial Corp. (Banks)	5,005	89,740
Tech Data Corp.* (Distribution/Wholesale)	2,695	101,655
Techne Corp.* (Healthcare-Products)	1,540	101,717
Teleflex, Inc. (Miscellaneous Manufacturing)	1,540	97,035
Telephone & Data Systems, Inc. (Telecommunications)	5,005	313,313
Temple-Inland, Inc. (Forest Products & Paper)	5,005	104,354
Terra Industries, Inc.* (Chemicals)	4,235	202,264
The Brink’s Co. (Miscellaneous Manufacturing)	2,310	137,999
The Colonial BancGroup, Inc. (Banks)	7,315	99,045
The Commerce Group, Inc. (Insurance)	1,925	69,262
The Corporate Executive Board Co. (Commercial Services)	1,540	92,554
The Macerich Co. (REIT)	3,465	246,223
The Ryland Group, Inc. (Home Builders)	1,925	53,034
The Scotts Miracle-Gro Co.—Class A (Household Products/Wares)	1,925	72,034
The Timberland Co.—Class A* (Apparel)	2,310	41,765
The Warnaco Group, Inc.* (Apparel)	1,925	66,990
Thomas & Betts Corp.* (Electronics)	2,310	113,282
Thor Industries, Inc. (Home Builders)	1,540	58,535
Tidewater, Inc. (Oil & Gas Services)	2,310	126,727
Timken Co. (Metal Fabricate/Hardware)	4,620	151,767
Toll Brothers, Inc.* (Home Builders)	6,160	123,570
Tootsie Roll Industries, Inc. (Food)	1,155	31,670
Trinity Industries, Inc. (Miscellaneous Manufacturing)	3,850	106,876
TriQuint Semiconductor, Inc.* (Semiconductors)	6,545	43,393
Tupperware Corp. (Household Products/Wares)	2,695	89,016
UDR, Inc. (REIT)	6,160	122,276
United Rentals, Inc.* (Commercial Services)	3,465	63,617
Unitrin, Inc. (Insurance)	2,310	110,857
Universal Corp. (Agriculture)	1,155	59,159
Universal Health Services, Inc.—Class B (Healthcare-Services)	2,310	118,272
Urban Outfitters, Inc.* (Retail)	5,390	146,931
URS Corp.* (Engineering & Construction)	3,850	209,170
Valassis Communications, Inc.* (Commercial Services)	2,310	27,004
Valeant Pharmaceuticals International* (Pharmaceuticals)	4,235	50,693
Valspar Corp. (Chemicals)	4,620	104,135
ValueClick, Inc.* (Internet)	4,620	101,178
Varian, Inc.* (Electronics)	1,155	75,422
VCA Antech, Inc.* (Pharmaceuticals)	3,850	170,285
Vectren Corp. (Gas)	3,465	100,520
Ventana Medical Systems, Inc.* (Healthcare-Products)	1,155	100,751
Vertex Pharmaceuticals, Inc.* (Biotechnology)	6,160	143,097
Vishay Intertechnology, Inc.* (Electronics)	8,855	101,036
W.R. Berkley Corp. (Insurance)	7,700	229,537
Wabtec Corp. (Machinery-Diversified)	2,310	79,556
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	3,850	138,947
Washington Federal, Inc. (Savings & Loans)	4,235	89,401
Webster Financial Corp. (Banks)	2,310	73,851
Weingarten Realty Investors (REIT)	3,465	108,940
WellCare Health Plans, Inc.* (Healthcare-Services)	1,925	81,639
Werner Enterprises, Inc. (Transportation)	1,925	32,783
Westamerica Bancorp (Banks)	1,155	51,455
Westar Energy, Inc. (Electric)	4,235	109,856
Western Digital Corp.* (Computers)	10,395	314,033
WGL Holdings, Inc. (Gas)	2,310	75,676
Williams Sonoma, Inc. (Retail)	4,235	109,687
Wilmington Trust Corp. (Banks)	3,080	108,416
Wind River Systems, Inc.* (Software)	3,465	30,942
Wisconsin Energy Corp. (Electric)	5,390	262,547
Worthington Industries, Inc. (Metal Fabricate/Hardware)	3,080	55,070
YRC Worldwide, Inc.* (Transportation)	2,695	46,058
Zebra Technologies Corp.—Class A* (Machinery-Diversified)	3,080	106,876

TOTAL COMMON STOCKS
(Cost $42,222,624)		52,362,699

Repurchase Agreements (24.9%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $4,457,015 (Collateralized by $4,445,000 of various U.S. Government Agency Obligations, 3.75% -4.75%, 3/5/09-1/8/10, market value $4,506,566)	$4,456,000	4,456,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $11,781,716 (Collateralized by $11,847,000 of various U.S. Treasury Securities, 4.00% -6.00%, 5/15/08-4/15/10, market Value $12,088,658)	11,779,000	11,779,000

TOTAL REPURCHASE AGREEMENTS
(Cost $16,235,000)		16,235,000

TOTAL INVESTMENT SECURITIES
(Cost $58,457,624)—105.1%		68,597,699
Net other assets (liabilities)—(5.1)%		(3,347,124)

NET ASSETS—100.0%		$65,250,575

(^)	All or a portion of this security is designated on the ProFund VP UltraMid-Cap’s records as collateral for when-issued securities.
(a)	Represents a security purchased on a when-issued basis.
*	Non-income producing security
+	All or a portion of this security is held in a segregated account for the benefit of swap counter parties in the event of default.
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

19

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2007

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

S&P MidCap 400 Futures Contract expiring March 2008 (Underlying face amount at value $52,582,000)	122	$(1,033,829)

Futures Contracts Sold
E-Mini S&P MidCap 400 Futures Contract expiring March 2008 (Underlying face amount at value $7,068,400)	82	161,518

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 1/29/08	$14,661,441	$(164,085)
Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 1/29/08	18,779,259	(126,936)

ProFund VP UltraMid-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.5%
Aerospace/Defense	0.8%
Agriculture	0.1%
Airlines	0.2%
Apparel	0.7%
Auto Manufacturers	0.3%
Auto Parts & Equipment	0.6%
Banks	2.2%
Beverages	0.3%
Biotechnology	1.4%
Building Materials	0.4%
Chemicals	3.1%
Coal	0.5%
Commercial Services	3.6%
Computers	2.2%
Cosmetics/Personal Care	0.1%
Distribution/Wholesale	0.8%
Diversified Financial Services	1.1%
Electric	4.2%
Electrical Components & Equipment	1.1%
Electronics	2.0%
Engineering & Construction	1.0%
Entertainment	0.4%
Environmental Control	0.8%
Food	0.9%
Forest Products & Paper	0.6%
Gas	1.1%
Hand/Machine Tools	0.4%
Healthcare-Products	4.3%
Healthcare-Services	2.0%
Home Builders	0.8%
Home Furnishings	NM
Household Products/Wares	0.6%
Insurance	3.6%
Internet	1.1%
Iron/Steel	1.3%
Leisure Time	0.2%
Lodging	0.1%
Machinery-Construction & Mining	0.5%
Machinery-Diversified	1.6%
Media	0.3%
Metal Fabricate/Hardware	0.5%
Miscellaneous Manufacturing	2.6%
Office Furnishings	0.2%
Oil & Gas	4.6%
Oil & Gas Services	2.5%
Packaging & Containers	0.4%
Pharmaceuticals	1.9%
Pipelines	0.8%
REIT	4.2%
Real Estate	0.2%
Retail	4.8%
Savings & Loans	0.7%
Semiconductors	2.1%
Software	2.8%
Telecommunications	2.5%
Textiles	0.3%
Transportation	1.0%
Trucking & Leasing	0.1%
Water	0.2%
Other**	19.8%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.

20

PROFUNDS VP ProFund VP UltraMid-Cap

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $42,222,624)	$52,362,699
Repurchase agreements, at cost	16,235,000

Total Investment Securities	68,597,699
Cash	58,118
Segregated cash balances with brokers for futures contracts	2,065,592
Dividends and interest receivable	33,768
Receivable for capital shares issued	4,242
Receivable for investments sold	124,711
Prepaid expenses	209

Total Assets	70,884,339

Liabilities:
Payable for investments purchased	413,422
Payable for capital shares redeemed	4,441,535
Unrealized loss on swap agreements	291,021
Variation margin on futures contracts	385,440
Advisory fees payable	34,122
Management services fees payable	4,550
Administration fees payable	1,786
Administrative services fees payable	20,090
Distribution fees payable	15,182
Trustee fees payable	11
Transfer agency fees payable	3,982
Fund accounting fees payable	2,757
Compliance services fees payable	1,495
Other accrued expenses	18,371

Total Liabilities	5,633,764

Net Assets	$65,250,575

Net Assets consist of:
Capital	$62,861,272
Accumulated net investment income (loss)	399,998
Accumulated net realized gains (losses) on investments	(6,987,438)
Net unrealized appreciation (depreciation) on investments	8,976,743

Net Assets	$65,250,575

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,892,660

Net Asset Value (offering and redemption price per share)	$34.48

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$1,081,444
Dividends	713,450

Total Investment Income	1,794,894

Expenses:
Advisory fees	642,788
Management services fees	128,558
Administration fees	26,706
Transfer agency fees	28,128
Administrative services fees	287,284
Distribution fees	214,263
Custody fees	28,788
Fund accounting fees	40,405
Trustee fees	1,395
Compliance services fees	1,385
Other fees	52,318

Total Gross Expenses before reductions	1,452,018
Less Expenses reduced by the Advisor	(57,122)

Total Net Expenses	1,394,896

Net Investment Income (Loss)	399,998

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	7,188,624
Net realized gains (losses) on futures contracts	(1,982,834)
Net realized gains (losses) on swap agreements	(2,998,526)
Change in net unrealized appreciation/depreciation on investments	(4,068,097)

Net Realized and Unrealized Gains (Losses) on Investments	(1,860,833)

Change in Net Assets Resulting from Operations	$(1,460,835)

See accompanying notes to the financial statements.

21

PROFUNDS VP ProFund VP UltraMid-Cap

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$399,998	$274,072
Net realized gains (losses) on investments	2,207,264	1,727,346
Change in net unrealized appreciation/depreciation on investments	(4,068,097)	1,448,172

Change in net assets resulting from operations	(1,460,835)	3,449,590

Distributions to Shareholders From:
Net investment income	(274,072)	—
Net realized gains on investments	(2,076,375)	(11,961,148)

Change in net assets resulting from distributions	(2,350,447)	(11,961,148)

Capital Transactions:
Proceeds from shares issued	958,567,915	840,981,184
Dividends reinvested	2,037,864	11,961,148
Value of shares redeemed	(971,163,317)	(852,528,779)

Change in net assets resulting from capital transactions	(10,557,538)	413,553

Change in net assets	(14,368,820)	(8,098,005)
Net Assets:
Beginning of period	79,619,395	87,717,400

End of period	$65,250,575	$79,619,395

Accumulated net investment income (loss)	$399,998	$274,072

Share Transactions:
Issued	25,349,734	22,392,961
Reinvested	57,632	402,191
Redeemed	(25,902,812)	(22,719,838)

Change in shares	(495,446)	75,314

See accompanying notes to the financial statements.

22

PROFUNDS VP ProFund VP UltraMid-Cap

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$33.34	$37.93	$35.37	$29.46	$17.32

Investment Activities:
Net investment income (loss)(a)	0.18	0.13	(0.09)	(0.23)	(0.20)
Net realized and unrealized gains (losses) on investments	1.84 (b)	2.96	6.29	8.14	12.34

Total income (loss) from investment activities	2.02	3.09	6.20	7.91	12.14

Distributions to Shareholders From:
Net investment income	(0.10)	—	—	—	—
Net realized gains on investments	(0.78)	(7.68)	(3.64)	(2.00)	—

Total distributions	(0.88)	(7.68)	(3.64)	(2.00)	—

Net Asset Value, End of Period	$34.48	$33.34	$37.93	$35.37	$29.46

Total Return	6.00%	10.64%	17.89%	27.70%	70.09%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.76%	1.91%	1.94%	2.08%
Net expenses	1.63%	1.73%	1.91%	1.94%	1.98%
Net investment income (loss)	0.47%	0.34%	(0.25)%	(0.72)%	(0.88)%

Supplemental Data:
Net assets, end of period (000’s)	$65,251	$79,619	$87,717	$88,463	$38,653
Portfolio turnover rate(c)	501%	612%	692%	602%	1,202%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

23

ProFund VP Oil & Gas

The ProFund VP Oil & Gas seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index. For the year ended December 31, 2007, the Fund had a total return of 32.48%, compared to a total return of 34.84%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Oil & Gas Index measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Transocean (+66.87%), Apache Corp (+62.91%), and Occidental Petroleum (+60.25%), while the bottom three performers in this group were Exxon Mobil (+24.34%), Conoco Phillips (+25.42%), and Chevron Corp (+30.56%).

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Oil & Gas from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Oil & Gas	1/22/01	32.48%	27.11%	14.53%	1.70%	1.63%

Dow Jones U.S. Oil & Gas Index	1/22/01	34.84%	29.88%	17.50%	N/A	N/A

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

24

PROFUNDS VP
ProFund VP Oil & Gas

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Oil & Gas seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	95%

Total Exposure	95%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Exxon Mobil Corp.	24.0%
ChevronTexaco Corp.	11.3%
ConocoPhillips	7.4%
Schlumberger, Ltd.	6.7%
Occidental Petroleum Corp.	3.6%

Dow Jones U.S. Oil & Gas Index - Composition
% of Index

Oil and Gas Producers	75%
Oil Equipment, Services and Distribution	25%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Oil & Gas	December 31, 2007

Common Stocks (95.1)%
	Shares	Value

Anadarko Petroleum Corp. (Oil & Gas)	51,460	$3,380,407
Apache Corp. (Oil & Gas)	36,520	3,927,361
Atwood Oceanics, Inc.* (Oil & Gas)	3,320	332,797
Baker Hughes, Inc. (Oil & Gas Services)	35,690	2,894,459
Berry Petroleum Co.—Class A (Oil & Gas)	4,150	184,467
BJ Services Co. (Oil & Gas Services)	32,370	785,296
Bristow Group, Inc.* (Transportation)	2,490	141,059
Cabot Oil & Gas Corp. (Oil & Gas)	10,790	435,592
Cameron International Corp.* (Oil & Gas Services)	23,240	1,118,541
Cheniere Energy, Inc.* (Oil & Gas)	4,980	162,547
Chesapeake Energy Corp. (Oil & Gas)	49,800	1,952,160
ChevronTexaco Corp. (Oil & Gas)	235,720	21,999,748
Cimarex Energy Co. (Oil & Gas)	9,130	388,299
Comstock Resources, Inc.* (Oil & Gas)	4,980	169,320
ConocoPhillips (Oil & Gas)	163,510	14,437,933
Core Laboratories NVADR* (Oil & Gas Services)	2,490	310,553
Crosstex Energy, Inc. (Oil & Gas)	4,980	185,455
Delta Petroleum Corp.* (Oil & Gas)	7,470	140,810
Denbury Resources, Inc.* (Oil & Gas)	26,560	790,160
Devon Energy Corp. (Oil & Gas)	46,480	4,132,537
Diamond Offshore Drilling, Inc. (Oil & Gas)	7,470	1,060,740
Dresser-Rand Group, Inc.* (Oil & Gas Services)	9,130	356,526
El Paso Corp. (Pipelines)	78,020	1,345,065
Encore Acquisition Co.* (Oil & Gas)	5,810	193,880
Ensco International, Inc. (Oil & Gas)	15,770	940,207
EOG Resources, Inc. (Oil & Gas)	27,390	2,444,557
EXCO Resources, Inc.* (Oil & Gas)	9,130	141,332
Exterran Holdings, Inc.* (Oil & Gas Services)	7,470	611,046
Exxon Mobil Corp. (Oil & Gas)	499,410	46,789,723
FMC Technologies, Inc.* (Oil & Gas Services)	14,110	800,037
Forest Oil Corp.* (Oil & Gas)	8,300	421,972
Frontier Oil Corp. (Oil & Gas)	11,620	471,540
Global Industries, Ltd.* (Oil & Gas Services)	9,960	213,343
Grant Prideco, Inc.* (Oil & Gas Services)	14,110	783,246
Grey Wolf, Inc.* (Oil & Gas)	20,750	110,598
Halliburton Co. (Oil & Gas Services)	97,110	3,681,440
Helix Energy Solutions Group, Inc.* (Oil & Gas Services)	9,130	378,895
Helmerich & Payne, Inc. (Oil & Gas)	10,790	432,355
Hercules Offshore, Inc.* (Oil & Gas Services)	9,960	236,849
Hess Corp. (Oil & Gas)	31,540	3,181,124
Holly Corp. (Oil & Gas)	4,980	253,432
ION Geophysical Corp.* (Oil & Gas Services)	8,300	130,974
Key Energy Services, Inc.* (Oil & Gas Services)	14,940	214,987
Marathon Oil Corp. (Oil & Gas)	78,850	4,798,811
Mariner Energy, Inc.* (Oil & Gas)	9,130	208,894
Murphy Oil Corp. (Oil & Gas)	19,920	1,690,013
Nabors Industries, Ltd.ADR* (Oil & Gas)	30,710	841,147
National-Oilwell Varco, Inc.* (Oil & Gas Services)	39,010	2,865,675
Newfield Exploration Co.* (Oil & Gas)	14,110	743,597
Newpark Resources, Inc.* (Oil & Gas Services)	9,960	54,282
Noble Corp.ADR (Oil & Gas)	29,880	1,688,519
Noble Energy, Inc. (Oil & Gas)	19,090	1,518,037
Occidental Petroleum Corp. (Oil & Gas)	92,130	7,093,089
Oceaneering International, Inc.* (Oil & Gas Services)	5,810	391,303
OGE Energy Corp. (Electric)	9,960	361,448
Oil States International, Inc.* (Oil & Gas Services)	5,810	198,237
Parker Drilling Co.* (Oil & Gas)	12,450	93,998
Patterson-UTI Energy, Inc. (Oil & Gas)	17,430	340,234
Penn Virginia Corp. (Oil & Gas)	4,150	181,064
Petrohawk Energy Corp.* (Oil & Gas)	19,090	330,448
Pioneer Natural Resources Co. (Oil & Gas)	13,280	648,595
Plains Exploration & Production Co.* (Oil & Gas)	12,450	672,300
Pride International, Inc.* (Oil & Gas)	18,260	619,014
Quicksilver Resources, Inc.* (Oil & Gas)	5,810	346,218
Range Resources Corp. (Oil & Gas)	16,600	852,576
Rowan Cos., Inc. (Oil & Gas)	12,450	491,277
Schlumberger, Ltd.ADR (Oil & Gas Services)	131,970	12,981,889
SEACOR SMIT, Inc.* (Oil & Gas Services)	2,490	230,923
Smith International, Inc. (Oil & Gas Services)	22,410	1,654,978
Southwestern Energy Co.* (Oil & Gas)	19,090	1,063,695
St. Mary Land & Exploration Co. (Oil & Gas)	6,640	256,370
Stone Energy Corp.* (Oil & Gas)	2,490	116,806
Sunoco, Inc. (Oil & Gas)	13,280	962,003
Superior Energy Services, Inc.* (Oil & Gas Services)	9,130	314,255
Swift Energy Co.* (Oil & Gas)	3,320	146,445
Tesoro Petroleum Corp. (Oil & Gas)	14,940	712,638
TETRA Technologies, Inc.* (Oil & Gas Services)	8,300	129,231
Tidewater, Inc. (Oil & Gas Services)	5,810	318,737
Transocean, Inc.ADR* (Oil & Gas)	34,030	4,871,394
Ultra Petroleum Corp.* (Oil & Gas)	16,600	1,186,900
Unit Corp.* (Oil & Gas)	4,980	230,325
Valero Energy Corp. (Oil & Gas)	60,590	4,243,118

See accompanying notes to the financial statements.

25

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Oil & Gas	December 31, 2007

Common Stocks, continued
	Shares	Value

W-H Energy Services, Inc.* (Oil & Gas Services)	3,320	$186,617
Weatherford International, Ltd.ADR* (Oil & Gas Services)	37,350	2,562,210
Whiting Petroleum Corp.* (Oil & Gas)	4,980	287,147
XTO Energy, Inc. (Oil & Gas)	53,120	2,728,244

TOTAL COMMON STOCKS
(Cost $89,065,605)		185,276,070

Repurchase Agreements (0.1%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08, dated 12/31/07, with a repurchase price of $43,010 (Collateralized by $45,000 Federal Home Loan Bank, 4.75%, 12/12/11, market value $45,168)	$43,000	43,000
UBS, 4.15%, 1/2/08, dated 12/31/07, with a repurchase price of $120,028 (Collateralized by $122,000 Federal National Mortgage Association, 5.25%, 6/15/08, market value $122,866)	120,000	120,000

TOTAL REPURCHASE AGREEMENTS
(Cost $163,000)		163,000

TOTAL INVESTMENT SECURITIES
(Cost $89,228,605)—95.2%		185,439,070
Net other assets (liabilities)—4.8%		9,431,808

NET ASSETS—100.0%		$194,870,878

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Oil & Gas invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Electric	0.2%
Oil & Gas	76.3%
Oil & Gas Services	17.8%
Pipelines	0.7%
Transportation	0.1%
Other**	4.9%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

26

PROFUNDS VP ProFund VP Oil & Gas

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $89,065,605)	$185,276,070
Repurchase agreements, at cost	163,000

Total Investment Securities	185,439,070
Cash	473
Dividends and interest receivable	62,010
Receivable for capital shares issued	6,250,963
Receivable for investments sold	9,742,571
Prepaid expenses	354

Total Assets	201,495,441

Liabilities:
Payable for investments purchased	6,109,888
Payable for capital shares redeemed	233,940
Advisory fees payable	101,900
Management services fees payable	13,587
Administration fees payable	4,710
Administrative services fees payable	54,078
Distribution fees payable	39,315
Trustee fees payable	30
Transfer agency fees payable	10,542
Fund accounting fees payable	7,270
Compliance services fees payable	3,694
Other accrued expenses	45,609

Total Liabilities	6,624,563

Net Assets	$194,870,878

Net Assets consist of:
Capital	$103,112,943
Accumulated net realized gains (losses) on investments	(4,452,530)

Net unrealized appreciation (depreciation) on investments	96,210,465

Net Assets	$194,870,878

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,921,855

Net Asset Value (offering and redemption price per share)	$66.69

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$2,191,807
Interest	25,351

Total Investment Income	2,217,158

Expenses:
Advisory fees	1,246,759
Management services fees	249,353
Administration fees	52,135
Transfer agency fees	56,030
Administrative services fees	579,098
Distribution fees	415,586
Custody fees	32,424
Fund accounting fees	75,900
Trustee fees	2,333
Compliance services fees	3,574
Other fees	125,178

Total Gross Expenses before reductions	2,838,370
Less Expenses reduced by the Advisor	(128,750)

Total Net Expenses	2,709,620

Net Investment Income (Loss)	(492,462)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	10,074,132
Change in net unrealized appreciation/depreciation on investments	32,901,176

Net Realized and Unrealized Gains (Losses) on Investments	42,975,308

Change in Net Assets Resulting from Operations	$42,482,846

See accompanying notes to the financial statements.

27

PROFUNDS VP ProFund VP Oil & Gas

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(492,462)	$(239,949)
Net realized gains (losses) on investments	10,074,132	9,392,567
Change in net unrealized appreciation/depreciation on investments	32,901,176	12,483,729

Change in net assets resulting from operations	42,482,846	21,636,347

Distributions to Shareholders From:
Net realized gains on investments	(4,283,910)	(12,141,848)

Change in net assets resulting from distributions	(4,283,910)	(12,141,848)

Capital Transactions:
Proceeds from shares issued	302,318,292	274,270,360
Dividends reinvested	4,283,910	12,141,848
Value of shares redeemed	(294,146,006)	(300,156,977)

Change in net assets resulting from capital transactions	12,456,196	(13,744,769)

Change in net assets	50,655,132	(4,250,270)
Net Assets:
Beginning of period	144,215,746	148,466,016

End of period	$194,870,878	$144,215,746

Share Transactions:
Issued	5,094,141	5,281,488
Reinvested	69,252	269,939
Redeemed	(5,041,455)	(5,908,691)

Change in shares	121,938	(357,264)

See accompanying notes to the financial statements.

28

PROFUNDS VP ProFund VP Oil & Gas

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$51.51	$47.02	$36.63	$28.33	$23.17

Investment Activities:
Net investment income (loss)(a)	(0.17)	(0.08)	(0.15)	(0.05)	(0.01)
Net realized and unrealized gains (losses) on investments	16.79	9.13	11.64	8.37	5.17

Total income (loss) from investment activities	16.62	9.05	11.49	8.32	5.16

Distributions to Shareholders From:
Net realized gains on investments	(1.44)	(4.56)	(1.10)	(0.02)	—

Net Asset Value, End of Period	$66.69	$51.51	$47.02	$36.63	$28.33

Total Return	32.48%	20.63%	31.31%	29.36%	22.27%

Ratios to Average Net Assets:
Gross expenses	1.71%	1.76%	1.86%	1.92%	2.09%
Net expenses	1.63%	1.68%	1.86%	1.92%	1.98%
Net investment income (loss)	(0.30)%	(0.15)%	(0.34)%	(0.16)%	(0.05)%

Supplemental Data:
Net assets, end of period (000’s)	$194,871	$144,216	$148,466	$85,137	$44,398
Portfolio turnover rate(b)	180%	166%	298%	470%	1,091%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

29

PROFUNDS VP

Notes to Financial Statements
December 31, 2007

1.	Organization

ProFunds (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997 and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the following portfolios of the Trust: ProFund VP Small-Cap Value, ProFund VP Japan, ProFund VP UltraMid-Cap and ProFund VP Oil & Gas (collectively, the “ProFunds VP” and individually, a “ProFund VP”). Each ProFund VP is a “non-diversified” series of the Trust pursuant to the 1940 Act.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s and ProFunds VP maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFunds VP. However, based on experience, the ProFunds VP expect any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Security Valuation
 Security prices are generally provided by a third party pricing service. The securities in the portfolio of a ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, or the last sale price, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

For the ProFunds VP, derivatives (e.g., futures, options and swap agreements) are generally valued using third party pricing services or other procedures approved by the Trust’s Board of Trustees. Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there was no sale on that day, and for non-exchange traded derivatives, fair valuation procedures as described below may be applied.

When ProFund Advisors LLC (the “Advisor”) determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

 Repurchase Agreements
 The ProFunds VP will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon future price and date, normally one day or a few days later. The creditworthiness of each of the firms that is a party to a repurchase agreement with the ProFunds VP will be monitored by the Advisor. The repurchase price is greater than the price paid by the ProFund VP, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

30

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The collateral underlying the repurchase agreement is held by the ProFund VP’s custodian. In the event of a default or bankruptcy by a selling financial institution, the ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement.

 Real Estate Investment Trusts
 The ProFunds VP may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions received from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

 Short Sales
 The ProFunds VP may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short. As of December 31, 2007, there were no short sale transactions.

 When-Issued and Delayed-Delivery Securities
 Each ProFund VP, may purchase securities on a when-issued or delayed-delivery basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian or designate collateral on the ProFund VP’s records as collateral for such when-issued securities.

 Futures Contracts and Related Options
 The ProFunds VP may purchase or sell stock index futures contracts or bond futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. A bond futures contract, if held to expiration, generally obligates the seller to deliver (and the purchaser to accept) one of the specified underlying reference bonds. Futures contracts may also be closed by entering into an offsetting transaction before final settlement. When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts, if applicable, and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

31

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

Index Options
 The ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash. All option contracts held as of December 31, 2007 are exchange traded.

Put and call options purchased are accounted for in the same manner as portfolio securities. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. The ProFunds VP did not write options during the period.

Foreign Currency Transactions
 The accounting records of the ProFunds VP are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a ProFund VP denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The ProFunds VP do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. During the period, there were no foreign currency transactions.

Swap Agreements
 The ProFunds VP may enter into swap agreements, primarily “long” total return swaps, for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. The value of swap agreements are equal to the ProFund VP’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty an amount equal to a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount are recorded as “unrealized gain or loss on swap agreements” and when cash is exchanged, which is generally no later than monthly, the gain or loss realized is recorded as “realized gains or losses on swap agreements”.

32

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

The ProFunds VP may enter into swap agreements that provide the opposite return of their benchmark index or security (“short” the index or security). Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund VP on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has under the swap agreement which may exceed the net asset value of the ProFund VP. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A ProFund VP will enter into swap agreements only with large, established and well capitalized financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. The ProFunds VP may use different counterparties to minimize credit risks and limit the exposure to any individual counterparty.

The ProFund VP collateralizes swap agreements with cash and certain securities as indicated on the Statement of Assets and Liabilities and the Schedule of Portfolio Investments of each ProFund VP, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the ProFund VP. In the event of a default by the counterparty, the ProFund VP will seek return of this collateral and may incur certain costs exercising its right with respect to the collateral.

The ProFund VP remains subject to credit risk with respect to the amount it expects to receive from counterparties, as those amounts are not similarly collateralized by the counterparty. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the ProFund VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFund VP may obtain only limited recovery or may obtain no recovery in such circumstances.

 Investment Transactions and Related Income
 Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

 Allocations
 In addition to the four active ProFunds VP included in this report, the Advisor serves as the investment advisor for each of the additional 106 active ProFunds in the ProFunds Trust not included in this report and each of the Funds in the Access One and ProShares Trusts (other trusts in the Fund Complex advised by the Advisor or an affiliate).

Expenses directly attributable to a ProFund VP are charged to that ProFund VP, while expenses which are attributable to more than one ProFund VP are allocated among the respective ProFunds VP based upon relative net assets or another reasonable basis. Expenses which are attributable to funds of the ProFunds, Access One and ProShares Trusts are allocated across the ProFunds, Access One and ProShares Trusts based upon relative net assets or another reasonable basis.

 Distributions to Shareholders
 Each of the ProFunds VP intends to declare and distribute net investment income at least annually. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification.

 Federal Income Taxes
 Each of the ProFunds VP intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability. The ProFunds VP have a tax year end of December 31st.

33

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

In addition, effective June 29, 2007, the ProFunds VP adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the ProFunds’ VP tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and any interim tax period since then, as applicable). The adoption of FIN 48 did not impact the ProFunds’ VP net assets or results of operations.

 New Accounting Standards
 In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008, the ProFunds VP adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the ProFunds VP, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

3.	Fees and Transactions with Affiliates

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP each pay the Advisor a fee at an annualized rate of 0.75%, of the average daily net assets of each respective ProFund VP.

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citi Fund Services, Inc. (Citi Investors Services, Inc. acquired The Bisys Group, Inc. effective August 1, 2007), acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the ProFunds’ and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for each Form N-Q filing. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program. ProFunds Distributors, Inc. (the “Distributor”), an affiliate of Citi, serves as the Trust’s distributor. For providing the distribution entity and infrastructure related platform, the Distributor receives an annual fee of $150,000 in aggregate from the ProFunds and Access One Trusts. To the extent the Trusts cannot pay the Distributor such compensation and expense reimbursements in full from available monies already accrued pursuant to the Distribution and Shareholder Services Plan described below, it is contemplated that the Advisor, or an affiliate of the Advisor will pay any unpaid portion of such compensation and expense reimbursements to the Distributor. During the year ended December 31, 2007, the Distributor was compensated in full from fees accrued pursuant to the Distribution and Services Plan. Citi also acts as transfer agent and fund accounting agent for the ProFunds VP for which it receives additional fees. As transfer agent for the ProFunds VP, Citi receives a base fee, service charges, fees based on the number of Funds and reimbursement of certain expenses. As fund accounting agent for the ProFunds VP, Citi receives an annual fee based on the ProFunds and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each ProFund VP may pay financial intermediaries such as broker-dealers, investment advisers (“Authorized Firms”) and ProFunds Distributors, Inc. up to 0.25%, on an annualized basis, of its average daily net assets as compensation for distribution-related activities and/or shareholder services. During the year ended December 31, 2007, the Advisor, as an Authorized Firm, was reimbursed $1,276,451 for expenses incurred under the Plan in aggregate relating to the Trust.

34

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. The Trust, together with the Access One and ProShares Trusts, will pay each Independent Trustee compensation for his services as Trustee at the annual rate of $65,000. Independent Trustees will also receive $3,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $1,000 for attending each telephonic meeting. Each of the two Independent Trustees were compensated $81,000 ($162,000 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the ProFunds, Access One and ProShares Trusts for the year ended December 31, 2007. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the ProFunds VP reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with certain insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the ProFunds VP may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of their average daily net assets as reflected on the Statement of Operations as “Administrative services fees.”

For the period May 1, 2006 through April 30, 2007, the Advisor had contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP in order to limit the annual operating expenses to an annualized rate of 1.63% of the average daily net assets of each ProFund VP.

Effective May 1, 2007, the Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP for the period from May 1, 2007 through April 30, 2008 in order to limit the annual operating expenses to an annualized rate of 1.63% of the average daily net assets of each ProFund VP.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed the expense limit for the applicable period. Any amounts recouped by the Advisor during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of December 31, 2007, the repayments that may potentially be made by the ProFunds VP are as follows:

	Expires 04/30/10	Expires 04/30/11

ProFund VP Small-Cap Value	$4,722	$40,042
ProFund VP Japan	5,380	—
ProFund VP UltraMid-Cap	—	14,268
ProFund VP Oil & Gas	62,332	45,630

During the year ended December 31, 2007, the Advisor voluntarily waived additional management services fees in the amounts listed below for the ProFunds VP. These fees were voluntarily waived to maintain a more competitive expense ratio. These fees are not available to be recouped in subsequent years.

Waiver

ProFund VP Small-Cap Value	$25,071
ProFund VP Japan	25,783
ProFund VP UltraMid-Cap	42,854
ProFund VP Oil & Gas	83,120

4.	Securities Transactions
The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2007 were as follows:

	Purchases	Sales

ProFund VP Small-Cap Value	$158,595,577	$225,982,493
ProFund VP UltraMid-Cap	356,458,167	378,825,885
ProFund VP Oil & Gas	300,919,494	291,348,189

5.	Concentration Risk

The ProFund VP Oil & Gas may maintain exposure to issuers conducting business in a specific market sector or industry sector. The ProFund VP Oil & Gas is subject to the risk that those issuers (or that market sector or industry) will perform poorly, and it will be negatively impacted by that poor performance. The ProFund VP Japan may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which its investments are focused.

35

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

6.	Federal Income Tax Information

As of the tax year end of December 31, 2007, the following ProFunds VP had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires	Expires
	12/31/14	12/31/15	Total

ProFund VP Japan	$1,864,158	$5,078,524	$6,942,682
ProFund VP UltraMid-Cap	—	757,452	757,452

As of the tax year end of December 31, 2007, the following ProFunds VP had additional net capital loss carryforwards that may be available to offset future net capital gains, if any. The amount of these losses that may be utilized are limited as a result of a prior year ownership change of the insurance company that issues the variable annuity contracts for which the ProFunds VP are investment options. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains which were offset will not be distributed to shareholders:

	Expires	Expires	Expires	Expires
	12/31/09	12/31/10	12/31/11	12/31/13	Total

ProFund VP Japan	$—	$436,173	$92,208	$—	$528,381
ProFund VP UltraMid-Cap	—	1,237,920	—	—	1,237,920
ProFund VP Oil & Gas	77,964	2,141,711	506,983	506,983	3,233,641

The tax character of dividends paid to shareholders during the tax year ended December 31, 2007 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP Small-Cap Value	$2,612,774	$3,076,187	$5,688,961
ProFund VP Japan	2,406,260	—	2,406,260
ProFund VP UltraMid-Cap	1,752,341	598,106	2,350,447
ProFund VP Oil & Gas	—	4,283,910	4,283,910

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP Small-Cap Value	$—	$3,876,765	$3,876,765
ProFund VP Japan	6,224,426	12,683,325	18,907,751
ProFund VP UltraMid-Cap	9,481,967	2,479,181	11,961,148
ProFund VP Oil & Gas	11,591,552	550,296	12,141,848

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long Term	Capital and	Appreciation	Earnings
	Income	Capital Gains	Other Losses	(Depreciation)	(Deficit)

ProFund VP Small-Cap Value	$—	$3,171,171	$—	$958,140	$4,129,311
ProFund VP Japan	1,770,821	—	(7,471,063)	—	(5,700,242)
ProFund VP UltraMid-Cap	399,998	—	(1,995,372)	3,984,677	2,389,303
ProFund VP Oil & Gas	1,331,546	8,149,659	(3,233,641)	85,510,371	91,757,935

At December 31, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Tax	Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

ProFund VP Small-Cap Value	$31,038,895	$2,553,823	$(1,595,683)	$958,140
ProFund VP Japan	23,632,505	—	—	—
ProFund VP UltraMid-Cap	64,322,001	5,698,716	(1,423,018)	4,275,698
ProFund VP Oil & Gas	99,928,699	85,660,681	(150,310)	85,510,371

36

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ProFunds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ProFund VP Small-Cap Value, ProFund VP Japan, ProFund VP UltraMid-Cap and ProFund VP Oil & Gas (four of the portfolios that are part of ProFunds, hereafter collectively referred to as the “Funds”) at December 31, 2007, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 25, 2008

37

PROFUNDS VP

Additional Tax Information (unaudited)

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2007, qualify for the corporate dividends received deduction for the following Funds:

Dividends
Received
Deduction

ProFund VP Small-Cap Value	25.34%
ProFund VP UltraMid-Cap	32.99%

38

PROFUNDS VP

Board Approval of Investment Advisory Agreements (unaudited)

At a meeting held on September 19, 2007, the Board of Trustees (the “Board”), including the Independent Trustees, unanimously approved the investment advisory agreement (the “Advisory Agreement”) with ProFund Advisors LLC (the “Advisor”) on behalf of each Fund. In determining whether it was appropriate to approve the Advisory Agreement on behalf of each Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) copies of the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information from prior periods; (vii) detailed comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; (ix) assets and accounts managed by Portfolio Managers; and (x) information regarding brokerage allocation and best execution, including a summary of the Advisor’s review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor’s compliance program, including practices in monitoring each Fund’s compliance with regulatory requirements and Trust procedures. The Board carefully evaluated this information, and was advised by fund counsel with respect to its deliberations. The Independent Trustees were advised by their independent legal counsel.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable and in the best interests of shareholders and should be approved. The Board took note of all of the information that had been provided and considered all of the factors it considered relevant, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to each Fund and its shareholders by the Advisor; (ii) investment performance; (iii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with each Fund; (iv) the extent to which economies of scale might be realized as each Fund grows; and (v) whether fee levels reflect economies of scale, if any, for the benefit of the Fund shareholders.

The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor as well as the systems, processes and resources required to manage the Funds effectively, which might not be present at other investment advisory organizations. The Board took note of the special skills needed to manage the Funds. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Fund’s ability to meet their stated investment objectives. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and whether it provides appropriate incentives. The Board also considered information regarding how brokerage for each Fund was allocated. Finally, the Board reviewed the Advisor’s compliance program. The Board considered, with respect to each Fund, the Advisor’s success in achieving the investment objectives of each Fund. Based upon its review, the Board concluded that the investment advisory services provided by the Advisor were of high quality, that the Advisor was reasonably successful in achieving the investment goals of each Fund, and that the Advisor’s services benefited the Funds’ shareholders, particularly in light of the nature of the Funds and the services required to support them.

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Trust. The Board noted the difficulty of obtaining precise information comparing the fees charged by other investment advisors because there are few fund complexes with substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found the comparative information provided by the Advisor to be useful in its evaluation of the reasonableness of the Advisor’s fees. The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily portfolio rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve the objectives of the Funds on their own, noting that it would be more expensive or impossible to do so. The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered indirect or “fall-out” benefits that the Advisor derived from its relationship to the Funds, noting in particular that while the Advisor may receive research provided by broker-dealers, best execution will remain the main driver of trade allocation and it will not allocate brokerage in return for research or other non-brokerage services. The Trustees concluded that the Management Services Agreement was in the best interests of the Funds and their shareholders; that the services to be performed were required for the operation of the Funds; and that the Advisor could provide services the nature and quality of which were at least equal to those provided by others offering the same or similar services; and that the fees were reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

39

PROFUNDS VP

Board Approval of Investment Advisory Agreements (continued) (unaudited)

The Board also considered the financial condition of the Advisor, which it found to be sound based upon a review of financial statements and discussions with officers of the Advisor. The Board also discussed with representatives of the Advisor potential economies of scale, and how and when shareholders might benefit from economies of scale. The Board considered the fact that the Advisor waived its fees and/or reimbursed expenses with respect to specific Funds, and an undertaking by the Advisor to institute additional waivers in the future should the aggregate assets of the ProFunds and Access One Trusts and the assets of individual portfolios thereof grow to exceed specified levels.

The Board, including the Independent Trustees, concluded that the investment advisory fees and other compensation payable by each Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of each Fund. The Board indicated to the Advisor that it intends to consider and evaluate on an ongoing basis potential economies of scale and how shareholders might benefit from those economies of scale.

40

PROFUNDS VP

Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a ProFund VP and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Expense table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect separate accounts or insurance contract fees and charges. If those fees were reflected, expenses would be higher.

These examples are based on an investment of $1,000 invested at July 1, 2007 and held for the entire period from July 1, 2007 through December 31, 2007.

The Actual Expensetable below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07

ProFund VP Small-Cap Value	$1,000.00	$878.20	$7.72	1.63%
ProFund VP Japan	1,000.00	845.20	7.63	1.64%
ProFund VP UltraMid-Cap	1,000.00	881.30	7.73	1.63%
ProFund VP Oil & Gas	1,000.00	1,128.60	8.75	1.63%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your ProFund VP and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07

ProFund VP Small-Cap Value	$1,000.00	$1,016.99	$8.29	1.63%
ProFund VP Japan	1,000.00	1,016.94	8.34	1.64%
ProFund VP UltraMid-Cap	1,000.00	1,016.99	8.29	1.63%
ProFund VP Oil & Gas	1,000.00	1,016.99	8.29	1.63%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

41

PROFUNDS VP

Trustees and Officers (unaudited)

Number of
		Term of		Portfolios* in	Other
	Position(s)	Office and		Fund Complex	Directorships
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
and Birth Date	the Trust	Time Served	During Past 5 Years	Trustee	Trustee

Independent Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to present); Managing Director (March 1993 to April 2004).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to present).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	AMC Delancey Group, Inc.

Interested Trustee
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	None

*	Represents number of operational portfolios in Fund complex overseen by Trustee.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Officers
Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; February 2003 to present	President of the Advisor (May 1997 to present).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance officer of the Advisor (October 2002 to present); Calvert Group, Ltd.; Counsel, Compliance Officer and Assistant Secretary (January 1999 to October 2002).

42

PROFUNDS VP

Trustees and Officers (continued) (unaudited)

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Stephenie E. Adams 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 4/69	Secretary Assistant Secretary	Indefinite; September 2007 to present April 2006 to September 2007	Assistant Vice President, ProFund Advisors LLC (December 2002 to present); Not employed, November 2002; Vice President, FBR National Bank & Trust (May 2000 to October 2002); Vice President and Secretary of FBR Fund for Government Investors, FBR Fund for Tax-Free Investors, Inc., FBR American Gas Index Fund, Inc., and The FBR Rushmore Fund, Inc. (October 1995 to October 2002).

Patrick J. Keniston 100 Summer Street, Suite 1500 Boston, MA 02110 Birth Date: 1/64	Assistant Secretary	Indefinite; December 2006 to present	Vice President, Citi Fund Services (March 2005 to present); Attorney, Citigroup Global Transaction Services (October 2001 to March 2005).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present	Citi Fund Services, Senior Vice President of Fund Administration (April 2002 to present); KPMG LLP, Senior Manager (August 1993 to March 2002).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present	Citi Fund Services, Senior Vice President of Fund Administration (September 1998 to present).

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

43

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

ProFundsTM

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 1-888-776-5717.

A description of the policies and procedures that the ProFunds VP uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-776-3637; and on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the ProFund VP voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling toll-free 1-888-776-3637; and on the Commission’s website at http://www.sec.gov.

ProFunds VP file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holding for the Funds in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Not just funds, ProFunds SM

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500”, and “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Barra Growth Index,” “S&P MidCap 400/BarraValue Index,” “S&P SmallCap 600/Barra Growth Index,” and “S&P SmallCap 600/Barra Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds VP. “Dow Jones,” “Dow 30,” “Dow Jones Industrial Average®,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VP. “Russell 2000® Index” is a trademark of the Russell Investment Group. “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. The “Nikkei 225 Stock Average” is a trademark of Nihon Keizai Shimbun, Inc. “Philadelphia Stock Exchange®”, “PHLX®”, “PHLX Gold/Silver SectorSM” and “XAUSM” are trademarks or service marks of the Philadelphia Stock Exchange, Inc. ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

12/07

Not just funds, ProFundsSM Ultra ProFund VP UltraBull Inverse ProFund VP Bear Non-Equity ProFund VP Rising Rates Opportunity

Annual Report
December 31, 2007

i	Message from the Chairman
ii	Management Discussion of Fund Performance
Allocation of Portfolio Holdings & Index Composition,
Schedule of Portfolio Investments and Financial Statements

1	ProFund VP UltraBull
11	ProFund VP Bear
16	ProFund VP Rising Rates Opportunity

21	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Additional Tax Information

30	Board Approval of Investment Advisory Agreements

32	Expense Examples

33	Trustees and Officers

Message from the Chairman

Dear Shareholder,

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2007.

A wild ride in equities

The U.S. equity market took investors for a wild ride in 2007. The first half of the year saw the equity market continue its upward trend as GDP growth remained strong and unemployment and inflation remained tame. Accordingly, the S&P 500® Index gained 7.0% from December 31, 2006 to June 30, 2007.

In the second half of the year, the effect of falling home prices and rising default rates in subprime mortgages eventually spilled over to the equity market. Consequently, the S&P 500 Index fell 1.4% from June 30 to December 31, 2007.

The net result was that most broad stock market indexes posted modest gains for the entire year. The S&P 500 ended with a total return of 5.5%, and the S&P MidCap 400 Index finished up 8.0%, while the Russell 2000® Index was in the red with a total return of –1.6% for the year. Generally speaking, growth stocks outperformed value, and large-cap stocks outperformed small caps in 2007.

Oil & gas shines, financials lose luster

U.S. equity sector performance was all over the map in 2007. Escalating oil prices, fueled by increasing global demand and concerns over supply, helped the Dow Jones U.S. Oil & Gas Index earn a return of 34.8% for the year. The Dow Jones U.S. Basic Materials Index achieved a 32.9% gain, and the technology-heavy NASDAQ-100® produced a total return of 19.2%. On the other side of the spectrum, financials were hit hardest by the subprime fallout, declining 17.7% for the year.

Some opportunities resided abroad

A global economic boom meant that some of the best-performing indexes in 2007 were those that tracked foreign markets. For example, The Bank of New York Emerging Markets 50 ADR Index finished up 43.5%. More developed foreign markets provided more modest returns; the MSCI EAFE Index (Europe, Australasia, and Far East), which includes developed markets outside of North America, was up 11.2% on the year. Japan, however, showed particular weakness in 2007 as the Nikkei 225 Average fell 5.2%.

Flight to quality in bonds

As subprime mortgage defaults began to make headlines in May, investors reacted by selling lower-quality, higher-risk bonds and buying much safer government bonds. Consequently, U.S. Treasury yields fell across the board, helping the 30-year U.S. Treasury Bond produce a total return of 8.1%.

Dollar weakness persists

The U.S. dollar continued its slide in 2007 as the U.S. Dollar Index, a measure of the dollar’s value against a basket of six foreign currencies, hit an all-time low in November. The index finished the year down 8.3%.

Celebrating 10 years of innovation

Since 1997, ProFunds has offered investors easier access to sophisticated investment strategies. We believed then, as we do now, that investors should have abundant opportunities to increase potential returns and reduce risk, no matter what direction the markets take. I’m proud to say that we remain committed to the innovative spirit that was behind the launch of our first funds more than 10 years ago.

As always, we deeply appreciate your continued trust and confidence in ProFunds VP.

Sincerely,

Michael L. Sapir
Chairman

Investing in ProFunds VP involves certain risks, including in all or some cases, leverage, liquidity, concentration, non-diversification, repurchase agreement, and inverse correlation risks. In addition, ProFunds VP permit active trading strategies that may increase expenses and reduce fund performance.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors LLC (“PFA”) uses a quantitative approach in seeking to achieve the daily investment objectives of each ProFund VP.1 Using this approach, PFA determines the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its daily benchmark.2

ProFunds VP seek to provide daily correlation with their benchmarks consistent with their investment objectives. PFA employs a management strategy wherein it strives to consistently pursue the investment objective of each ProFund VP.1 Accordingly, the ProFunds VP do not seek to provide correlation with their benchmarks over any period of time other than daily and do not seek to take defensive positions in unfavorable markets.

Factors that materially affected the performance of each ProFund VP during 2007:[3]

•
Benchmark Performance:  The performance of the index or security underlying each ProFund VP’s benchmark is a principal factor driving fund performance[4]. Please see below for a discussion of market conditions which affected the performance of the ProFunds VP and their various benchmark indexes and securities.

•
Leverage and Correlation:  Each ProFund VP is benchmarked to a positive or negative multiple of an index’s or security’s daily return. The performance of each ProFund VP that has a daily investment objective that is greater than 100% (i.e., are leveraged) of the daily performance of an index or a security (UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraNASDAQ-100 and U.S. Government Plus) was impacted proportionately more by the daily performance of an index or security. ProFunds VP that are designed to have an inverse (negative) daily correlation to the index or security (Bear, Short Mid-Cap, Short Small-Cap, Short Dow 30, Short NASDAQ-100, Short International, Short Emerging Markets, UltraShort Dow 30, UltraShort NASDAQ-100, Rising Rates Opportunity and Falling U.S. Dollar) were inversely impacted by the daily performance of the underlying index or security and, in turn, by the factors and market conditions affecting that index or security on a daily basis. Certain of these inverse funds are also leveraged (UltraShort Dow 30, UltraShort NASDAQ-100 and Rising Rates Opportunity.) For these funds, the inverse impact discussed above was amplified.

•
Compounding of Daily Returns (Leveraged and Inverse ProFunds VP):  PFA attempts to rebalance leverage on a daily basis to the target ratio implicit in the stated investment objective of each ProFund VP. For example, the target leverage ratios for ProFunds VP UltraNASDAQ-100, Short NASDAQ-100 and UltraShort NASDAQ-100 are +2x, –1x, and –2x, respectively. The impact of daily rebalancings of leverage over periods greater than one day is illustrated in the following hypothetical example:

•
Assume the benchmark index is up 1.00% on day one, and down 1.00% on day two, for a cumulative two-day return of –0.01%. For purposes of illustration, expenses are ignored. Assume $100.00 is invested in a hypothetical fund that seeks to return 200% of the daily performance of the Index. On day one, the value of the investment should increase $2.00 to $102.00. On day two, the value of the investment should decrease –$2.04 (–2.00% of $102.00) to $99.96. This strategy results in a –.04% cumulative two-day return. Note that while this strategy does provide 200% of the return of the index on each particular day, it can not be counted on to return 200% of the index’s cumulative two-day return.

•
Because of the effect of compounding, the hypothetical investment declines over the two-day period considerably more than twice the cumulative return of the index. This example illustrates that an investment strategy using leverage that is rebalanced daily can result in underperformance relative to other investment strategies. In general, in trendless or flat markets it is expected that the Fund will underperform the multiple of the return of the index for periods greater than one day. In other scenarios, use of leverage that is rebalanced daily can result in overperformance relative to other investment strategies.

•
Cost of Leverage:  The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index was negatively impacted by costs associated with leveraging. Inverse ProFunds VP generally benefited from financing related factors associated with the use of leveraged investment techniques.

•
Equity Dividends and Bond Yields:  The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index or security was positively impacted by capturing a multiple of the dividend or income yield associated with the benchmark index or security. Inverse ProFunds VP were negatively impacted by virtue of effectively having to pay out a multiple of the dividend or income yield associated with the benchmark index or security.

•
Fees, expenses, and transaction costs:  Fees and expenses are listed in the financial statements of each ProFund VP and may generally be higher and thus have a more negative impact on performance than compared to many traditional index-based funds. Additionally, high levels of shareholder purchase and redemption activity and use of leverage lead to commensurate increases in portfolio transactions and transaction costs which negatively impact the daily NAV of each ProFund VP. Transaction costs are not reflected in the funds expense ratio. Transaction costs are generally higher for ProFunds VP with higher turnover and for ProFunds VP that are benchmarked to indexes or securities that are comparatively less liquid than other ProFund VPs’ benchmark indexes or securities.

[1]	Other than ProFund VP Money Market
[2]
A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP UltraNASDAQ-100 has a benchmark of 200% of the daily return of the NASDAQ-100 Index®.

[3]	Past performance does not guarantee future results.
[4]
Unlike ProFunds VP, indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes and individual securities do not incur fees, expenses and transaction costs. Fees, expenses, and transaction costs incurred by ProFunds VP negatively impact the performance of the ProFunds VP. Performance for each ProFund VP will differ from the underlying index or security performance.

PROFUNDS VP

Management Discussion of Fund Performance (continued)

Market Conditions Affecting Benchmark and Fund Performance – All ProFunds VP

Index Performance

For the one year period ended December 31, 2007 the best known measure of U.S. large-cap stocks, the S&P 500® Index, rose by 5.5%.5 Mid-cap indexes slightly outperformed and small-cap indexes underperformed the S&P 500, as the S&P Midcap 400® Index returned 8.0% and the Russell 2000® Index returned -1.6%. The technology heavy NASDAQ-100® Index led all major broad U.S. indexes on the year with a return of 19.2%.

Indexes on subsets of the broader U.S. equity market showed evidence of shifting market dynamics. Growth stocks, characterized by generally higher revenue growth, higher price-earnings ratios, and lower dividend yields, outpaced their value stock counterparts over the period, a reversal of a more than six year trend that started in 2000. Based on the S&P/Citigroup style indexes, growth beat value throughout the capitalization spectrum: Large Growth, 9.3% versus Large Value, 2.0%; Mid Growth, 13.6% versus Mid Value, 2.8%; and Small Growth, 5.7% versus Small Value, -5.2%.

Certain industry groups and sectors of the market saw performances that deviated significantly from the broader market performance. As measured by the Dow Jones Total Market Indexes, industry groups and sectors that substantially outperformed the broad market included Oil & Gas, Basic Materials, Precious Metals, Utilities, Technology, Industrials and Internet which returned 34.8%, 32.9%, 25.3%, 17.8%, 15.7%, 13.6% and 11.8%, respectively. Substantially underperforming the broad market were Banks, Real Estate, Financials, Consumer Services, Biotechnology, and Pharmaceuticals with returns of -25.2%, -18.2%, -17.7%, -7.2%, 0.2% and 4.5%, respectively. The rest of the industry groups and sectors tracked by ProFunds VP all managed to slightly outperform the S&P 500, as Telecommunications, Consumer Goods, Semiconductors and Health Care returned 10.0%, 9.7%, 9.4% and 8.4%, respectively.

International equity market performance varied greatly in 2007, but outperformed U.S. markets overall, as the Dow Jones Wilshire ex-U.S. Index returned 11.8%6 on the year. Emerging markets stocks continued their outperformance compared to developed markets in 2007, as the Bank of New York Emerging Markets 50 ADR® Index returned 43.5%6 on the year, while the MSCI EAFE Index returned just 8.6%6. Individual countries whose markets showed particular strength included Brazil, Hong Kong, and Germany who returned 71.1%6, 44.5%6, and 30.5%6 respectively as measured by the Dow Jones Wilshire individual country indexes.

Fixed income markets posted relatively strong returns for 2007. ProFunds VP offers two funds benchmarked to the 30-year U.S. Treasury Bond, and based on data from Ryan Labs, the 30-year bond returned 8.1%. One ProFund VP is benchmarked to the New York Board of Trade’s Dollar Index, a measure of the value of the U.S. Dollar against a basket of six currencies. The Dollar Index declined 8.3% on the year, while hitting an all-time low in late November. The currencies included in the basket in order of descending weights are the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc. Against the three primary currencies in the basket, the Dollar lost 9.5% versus the Euro, lost 6.2% versus the Yen, and lost 1.3% versus the Pound.

Economy

Economic growth slowed to its lowest level in five years by the fourth quarter of 2007 as GDP increased at a rate of just 0.6%. This was a sharp decrease relative to the two previous quarters where it had grown at a rate of 3.4% for the second quarter and 3.9% for the third quarter. The effects of a weakening housing sector, the subprime mortgage crisis, and high energy prices, among other things, appeared to finally be taking their toll on the economy by year end. The stock market demonstrated a similar pattern in 2007, after posting strong returns for the first three quarters of 2007, the stock market declined during the fourth quarter – a period when stocks rise more often than not. The Dow Jones Industrial Average posted its first fourth quarter decline in ten years.

The year began focused on an excess supply in the U.S. housing market. The excess persisted despite sharp cutbacks in home building, and housing prices fell for one of the few times in U.S. history as a result. The effects of this began to reverberate throughout the financial markets as delinquencies and foreclosures rose. This led to a re-pricing of mortgage backed securities and other asset backed securities that forced banks to take loans back onto their own balance sheets and fueled a general tightening of credit. A notable hedge fund collapse in mid-June brought the subprime mortgage crisis into the public spotlight and flight to high-quality Treasuries ensued for the rest of the year, while credit spreads widened substantially.

The housing and mortgage markets weren’t the only areas of concern surrounding the economy in 2007. Rising commodity prices, particularly in the energy and food sectors also began to weigh on the economy. Crude Oil prices increased over 40% and the cost for wheat and corn rose as well during the year. Inflation measures, however, trended only slightly higher and remained relatively tame over the course of the year. The Core Personal Consumption Expenditures Index, the Federal Reserve’s preferred measure of inflation, remained within the Fed’s comfort zone of 1.5-2% for much of the year, albeit near the higher end of this zone, until rising to 2.2% in December. Unemployment data was also becoming worrisome as the unemployment rate rose to 5% in December, its highest level in two years. Despite all of this, consumer spending, which accounts for more than two thirds of the U.S. economy, remained strong in 2007, helping to support corporate profits and allowing most major stock indexes to post positive returns.

Treasury yields rose as high as 5.4% on the 30-year bond and 5.3% on the 10-year note, before finishing near their lows for the year at 4.5% and 4.0% respectively. The declining yields that began mid-year were a reflection of expectations that the Federal Reserve would cut interest rates in the coming months to stimulate the economy amidst the housing and subprime woes that were taking hold. As it turned out, investors were correct, as the Federal Reserve cut rates three times in 2007 for a total of 1.00% to 4.25% by year end, with additional future cuts priced in for 2008 based on the year-end levels of fed fund futures.

As 2007 drew to a close, indicators signaling the U.S. might slip into a recession in 2008 were becoming evident. Unemployment and inflation appeared to be on the rise, housing prices were showing no sign of turning around, and credit conditions had yet to improve. Also, complicating things was a weak U.S. Dollar which could affect foreign interest in U.S. securities. How heavily all of this affects the economy will depend in part on how successful the Fed rate cuts are at stimulating the economy, and in part on whether foreign demand for U.S. goods remains strong among many of the emerging markets countries that have helped fuel domestic growth over the past year.

Although one or more of these conditions impacted the security or securities comprising each ProFund VP’s benchmark and, in turn, impacted the performance of each ProFund VP, ProFund Advisors does not invest the assets of the ProFunds VP based on its view of the investment merit of a particular security, instrument or company. In addition, ProFund Advisors does not conduct conventional stock research or analysis, forecast stock market movements, trends or market conditions, and does not normally take temporary defensive positions.

[5]	The index returns presented account for the theoretical reinvestment of dividends in the index.
[6]	U.S. Dollar terms

iii

ProFund VP UltraBull

The ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P 500® Index. Prior to May 1, 2003, ProFund VP UltraBull was named “ProFund VP Bull Plus” and sought daily investment results, before fees and expenses, which corresponded to 150% of the daily performance of the S&P 500 Index. For the year ended December 31, 2007, the Fund had a total return of 0.85%, compared to a total return of 5.49%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Apple Inc (+133.47%), Chevron Corp (+30.56%) and Exxon Mobil (+24.34%), while the bottom three performers in this group were Bank of America (–18.86%), Cisco Systems (–0.95%), and General Electric (+2.69%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraBull from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP UltraBull	1/22/01	0.85%	17.94%	1.43%	1.72%	1.63%

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A
Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

1

PROFUNDS VP
ProFund VP UltraBull

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP UltraBull seeks daily investment results, before fees and expenses that correspond to twice the daily performance of the S&P 500 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	80%
Futures Contracts	38%
Swap Agreements	82%

Total Exposure	200%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings
Company	% of Net Assets

Exxon Mobil Corp.	3.2%
General Electric Co.	2.3%
Microsoft Corp.	1.8%
AT&T, Inc.	1.6%
Procter & Gamble Co.	1.4%

S&P 500 Index - Composition
% of Index

Consumer Non-Cyclical	20%
Financial	18%
Energy	13%
Industrial	12%
Technology	12%
Communications	11%
Consumer Cyclical	7%
Utilities	4%
Basic Materials	3%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP UltraBull	December 31, 2007

Common Stocks (80.3%)
	Shares	Value

3M Co.(^) (Miscellaneous Manufacturing)	2,751	$231,964
Abbott Laboratories (Pharmaceuticals)	5,985	336,058
Abercrombie & Fitch Co.—Class A (Retail)	315	25,191
ACE, Ltd.ADR (Insurance)	1,260	77,843
Adobe Systems, Inc.* (Software)	2,226	95,117
Advanced Micro Devices, Inc.* (Semiconductors)	2,331	17,483
Aetna, Inc. (Healthcare-Services)	1,932	111,534
Affiliated Computer Services, Inc.—Class A* (Computers)	378	17,048
AFLAC, Inc. (Insurance)	1,890	118,371
Agilent Technologies, Inc.* (Electronics)	1,491	54,779
Air Products & Chemicals, Inc. (Chemicals)	819	80,778
Akamai Technologies, Inc.* (Internet)	630	21,798
Alcoa, Inc. (Mining)	3,276	119,738
Allegheny Energy, Inc. (Electric)	630	40,074
Allegheny Technologies, Inc. (Iron/Steel)	378	32,659
Allergan, Inc. (Pharmaceuticals)	1,176	75,546
Allied Waste Industries, Inc.* (Environmental Control)	1,113	12,265
Allstate Corp. (Insurance)	2,205	115,167
Altera Corp. (Semiconductors)	1,302	25,155
Altria Group, Inc. (Agriculture)	8,169	617,413
Amazon.com, Inc.* (Internet)	1,176	108,945
Ambac Financial Group, Inc. (Insurance)	378	9,741
Ameren Corp. (Electric)	798	43,260
American Capital Strategies, Ltd. (Investment Companies)	735	24,226
American Electric Power, Inc. (Electric)	1,533	71,376
American Express Co. (Diversified Financial Services)	4,536	235,963
American International Group, Inc. (Insurance)	9,849	574,197
American Tower Corp.* (Telecommunications)	1,554	66,200
Ameriprise Financial, Inc. (Diversified Financial Services)	882	48,607
AmerisourceBergen Corp. (Pharmaceuticals)	651	29,210
Amgen, Inc.* (Biotechnology)	4,221	196,023
Anadarko Petroleum Corp. (Oil & Gas)	1,806	118,636
Analog Devices, Inc. (Semiconductors)	1,176	37,279
Anheuser-Busch Cos., Inc. (Beverages)	2,835	148,384
AON Corp. (Insurance)	1,134	54,080
Apache Corp. (Oil & Gas)	1,281	137,759
Apartment Investment and Management Co.—Class A (REIT)	357	12,399
Apollo Group, Inc.—Class A* (Commercial Services)	525	36,829
Apple Computer, Inc.* (Computers)	3,381	669,708
Applera Corp.—Applied Biosystems Group (Electronics)	651	22,082
Applied Materials, Inc. (Semiconductors)	5,334	94,732
Archer-Daniels-Midland Co. (Agriculture)	2,478	115,054
Ashland, Inc. (Chemicals)	210	9,960
Assurant, Inc. (Insurance)	357	23,883
AT&T, Inc. (Telecommunications)	23,541	978,364
Autodesk, Inc.* (Software)	882	43,888
Automatic Data Processing, Inc. (Software)	2,037	90,708
AutoNation, Inc.* (Retail)	525	8,222
AutoZone, Inc.* (Retail)	168	20,145
Avalonbay Communities, Inc. (REIT)	294	27,677
Avery Dennison Corp. (Household Products/Wares)	399	21,203
Avon Products, Inc. (Cosmetics/Personal Care)	1,659	65,580
Baker Hughes, Inc. (Oil & Gas Services)	1,218	98,780
Ball Corp. (Packaging & Containers)	378	17,010
Bank of America Corp. (Banks)	17,220	710,497
Bank of New York Mellon Corp. (Banks)	4,410	215,032
Bard (C.R.), Inc. (Healthcare-Products)	378	35,834
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	399	21,187
Baxter International, Inc. (Healthcare-Products)	2,457	142,629
BB&T Corp. (Banks)	2,121	65,051
Bear Stearns Cos., Inc. (Diversified Financial Services)	441	38,918
Becton, Dickinson & Co. (Healthcare-Products)	945	78,983
Bed Bath & Beyond, Inc.* (Retail)	1,008	29,625
Bemis Co., Inc. (Packaging & Containers)	378	10,350
Best Buy Co., Inc. (Retail)	1,344	70,762
Big Lots, Inc.* (Retail)	336	5,373
Biogen Idec, Inc.* (Biotechnology)	1,134	64,547
BJ Services Co. (Oil & Gas Services)	1,134	27,511
Black & Decker Corp. (Hand/Machine Tools)	231	16,089
BMC Software, Inc.* (Software)	756	26,944
Boeing Co. (Aerospace/Defense)	3,003	262,642
Boston Properties, Inc. (REIT)	462	42,416
Boston Scientific Corp.* (Healthcare-Products)	5,208	60,569

See accompanying notes to the financial statements.
2

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP UltraBull	December 31, 2007

Common Stocks, continued

	Shares	Value

Bristol-Myers Squibb Co. (Pharmaceuticals)	7,665	$203,276
Broadcom Corp.—Class A* (Semiconductors)	1,827	47,758
Brown-Forman Corp. (Beverages)	315	23,345
Brunswick Corp. (Leisure Time)	336	5,729
Burlington Northern Santa Fe Corp. (Transportation)	1,155	96,131
C.H. Robinson Worldwide, Inc. (Transportation)	651	35,232
CA, Inc. (Software)	1,512	37,724
Campbell Soup Co. (Food)	861	30,764
Capital One Financial Corp. (Diversified Financial Services)	1,512	71,457
Cardinal Health, Inc. (Pharmaceuticals)	1,386	80,041
Carnival Corp.—Class AADR (Leisure Time)	1,680	74,743
Caterpillar, Inc. (Machinery-Construction & Mining)	2,457	178,280
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	756	16,292
CBS Corp.—Class B (Media)	2,646	72,103
Celgene Corp.* (Biotechnology)	1,491	68,899
CenterPoint Energy, Inc. (Electric)	1,239	21,224
Centex Corp. (Home Builders)	462	11,670
CenturyTel, Inc. (Telecommunications)	420	17,413
Chesapeake Energy Corp. (Oil & Gas)	1,743	68,326
ChevronTexaco Corp. (Oil & Gas)	8,190	764,373
Chubb Corp. (Insurance)	1,470	80,233
Ciena Corp.* (Telecommunications)	315	10,745
CIGNA Corp. (Insurance)	1,071	57,545
Cincinnati Financial Corp. (Insurance)	630	24,910
Cintas Corp. (Textiles)	504	16,944
Circuit City Stores, Inc. (Retail)	651	2,734
Cisco Systems, Inc.* (Telecommunications)	23,541	637,255
CIT Group, Inc. (Diversified Financial Services)	735	17,662
Citigroup, Inc. (Diversified Financial Services)	19,383	570,636
Citizens Communications Co. (Telecommunications)	1,260	16,040
Citrix Systems, Inc.* (Software)	735	27,937
Clear Channel Communications, Inc. (Media)	1,932	66,693
Clorox Co. (Household Products/Wares)	525	34,214
CME Group, Inc. (Diversified Financial Services)	210	144,060
CMS Energy Corp. (Electric)	861	14,964
Coach, Inc.* (Apparel)	1,428	43,668
Coca-Cola Co. (Beverages)	7,707	472,979
Coca-Cola Enterprises, Inc. (Beverages)	1,092	28,425
Cognizant Technology Solutions Corp.* (Computers)	1,113	37,775
Colgate-Palmolive Co. (Cosmetics/Personal Care)	1,974	153,893
Comcast Corp.—Special Class A* (Media)	11,928	217,805
Comerica, Inc. (Banks)	567	24,682
Commerce Bancorp, Inc. (Banks)	756	28,834
Computer Sciences Corp.* (Computers)	672	33,244
Compuware Corp.* (Software)	1,092	9,697
ConAgra Foods, Inc. (Food)	1,890	44,963
ConocoPhillips (Oil & Gas)	6,195	547,018
CONSOL Energy, Inc. (Coal)	693	49,563
Consolidated Edison, Inc. (Electric)	1,050	51,293
Constellation Brands, Inc.* (Beverages)	735	17,375
Constellation Energy Group, Inc. (Electric)	693	71,053
Convergys Corp.* (Commercial Services)	504	8,296
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	693	36,646
Corning, Inc. (Telecommunications)	6,111	146,603
Costco Wholesale Corp. (Retail)	1,680	117,197
Countrywide Credit Industries, Inc. (Diversified Financial Services)	2,247	20,088
Coventry Health Care, Inc.* (Healthcare-Services)	588	34,839
Covidien, Ltd.ADR (Healthcare-Products)	1,932	85,568
CSX Corp. (Transportation)	1,617	71,116
Cummins, Inc. (Machinery-Diversified)	378	48,146
CVS Corp. (Retail)	5,733	227,887
D.R. Horton, Inc. (Home Builders)	1,071	14,105
Danaher Corp. (Miscellaneous Manufacturing)	966	84,757
Darden Restaurants, Inc. (Retail)	546	15,130
Dean Foods Co. (Food)	504	13,033
Deere & Co. (Machinery-Diversified)	1,722	160,353
Dell, Inc.* (Computers)	8,694	213,090
Developers Diversified Realty Corp. (REIT)	462	17,690
Devon Energy Corp. (Oil & Gas)	1,722	153,103
Dillards, Inc.—Class A (Retail)	210	3,944
DIRECTV Group, Inc.* (Media)	2,772	64,089
Discover Financial Services (Diversified Financial Services)	1,848	27,868
Dominion Resources, Inc. (Electric)	2,268	107,617
Dover Corp. (Miscellaneous Manufacturing)	756	34,844
DTE Energy Co. (Electric)	630	27,695
Du Pont (Chemicals)	3,486	153,698
Duke Energy Corp. (Electric)	4,893	98,692
Dynegy, Inc.—Class A* (Electric)	1,911	13,645
E* TRADE Financial Corp.* (Diversified Financial Services)	1,638	5,815
Eastman Chemical Co. (Chemicals)	294	17,960
Eastman Kodak Co. (Miscellaneous Manufacturing)	1,113	24,341
Eaton Corp. (Miscellaneous Manufacturing)	567	54,971
eBay, Inc.* (Internet)	4,410	146,368
Ecolab, Inc. (Chemicals)	672	34,413
Edison International (Electric)	1,260	67,246
El Paso Corp. (Pipelines)	2,709	46,703
Electronic Arts, Inc.* (Software)	1,218	71,143
Electronic Data Systems Corp. (Computers)	1,974	40,921
Eli Lilly & Co. (Pharmaceuticals)	3,822	204,057
Embarq Corp. (Telecommunications)	588	29,124
EMC Corp.* (Computers)	8,148	150,982
Emerson Electric Co. (Electrical Components & Equipment)	3,045	172,530
Ensco International, Inc. (Oil & Gas)	546	32,553
Entergy Corp. (Electric)	735	87,847
EOG Resources, Inc. (Oil & Gas)	945	84,341
Equifax, Inc. (Commercial Services)	504	18,325
Equity Residential Properties Trust (REIT)	1,050	38,294
Exelon Corp. (Electric)	2,562	209,162
Expedia, Inc.* (Internet)	798	25,233
Expeditors International of Washington, Inc. (Transportation)	819	36,593
Express Scripts, Inc.* (Pharmaceuticals)	966	70,518
Exxon Mobil Corp. (Oil & Gas)	21,210	1,987,165
Family Dollar Stores, Inc. (Retail)	525	10,096
Fannie Mae (Diversified Financial Services)	3,780	151,124
Federated Investors, Inc.—Class B (Diversified Financial Services)	315	12,965
FedEx Corp. (Transportation)	1,197	106,736
Fidelity National Information Services, Inc. (Software)	651	27,075
Fifth Third Bancorp (Banks)	2,058	51,718
First Horizon National Corp. (Banks)	483	8,766
FirstEnergy Corp. (Electric)	1,176	85,072
Fiserv, Inc.* (Software)	630	34,959
Fluor Corp. (Engineering & Construction)	336	48,962
Ford Motor Co.* (Auto Manufacturers)	8,190	55,119
Forest Laboratories, Inc.* (Pharmaceuticals)	1,197	43,631
Fortune Brands, Inc. (Household Products/Wares)	588	42,548
FPL Group, Inc. (Electric)	1,575	106,580
Franklin Resources, Inc. (Diversified Financial Services)	609	69,688
Freddie Mac (Diversified Financial Services)	2,562	87,287

See accompanying notes to the financial statements.
3

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP UltraBull	December 31, 2007

Common Stocks, continued
	Shares	Value

Freeport-McMoRan Copper & Gold, Inc.—Class B (Mining)	1,470	$150,587
GameStop Corp.—Class A* (Retail)	609	37,825
Gannett Co., Inc. (Media)	882	34,398
General Dynamics Corp. (Aerospace/Defense)	1,554	138,290
General Electric Co. (Miscellaneous Manufacturing)	39,228	1,454,182
General Growth Properties, Inc. (REIT)	945	38,915
General Mills, Inc. (Food)	1,302	74,214
General Motors Corp. (Auto Manufacturers)	2,184	54,360
Genuine Parts Co. (Distribution/Wholesale)	651	30,141
Genworth Financial, Inc.—Class A (Diversified Financial Services)	1,701	43,290
Genzyme Corp.* (Biotechnology)	1,029	76,599
Gilead Sciences, Inc.* (Pharmaceuticals)	3,612	166,188
Goodrich Corp. (Aerospace/Defense)	483	34,105
Google, Inc.—Class A* (Internet)	882	609,885
H & R Block, Inc. (Commercial Services)	1,260	23,398
Halliburton Co. (Oil & Gas Services)	3,402	128,970
Harley-Davidson, Inc. (Leisure Time)	924	43,160
Harman International Industries, Inc. (Home Furnishings)	231	17,027
Harrah’s Entertainment, Inc. (Lodging)	714	63,367
Hartford Financial Services Group, Inc. (Insurance)	1,218	106,197
Hasbro, Inc. (Toys/Games/Hobbies)	567	14,504
Heinz (H.J.) Co. (Food)	1,218	56,856
Hercules, Inc. (Chemicals)	441	8,533
Hess Corp. (Oil & Gas)	1,071	108,021
Hewlett-Packard Co. (Computers)	9,996	504,598
Home Depot, Inc. (Retail)	6,552	176,511
Honeywell International, Inc. (Miscellaneous Manufacturing)	2,898	178,430
Hospira, Inc.* (Pharmaceuticals)	609	25,968
Host Marriott Corp. (REIT)	2,016	34,353
Hudson City Bancorp, Inc. (Savings & Loans)	2,016	30,280
Humana, Inc.* (Healthcare-Services)	651	49,027
Huntington Bancshares, Inc. (Banks)	1,407	20,767
IAC/InterActiveCorp* (Internet)	714	19,221
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	1,596	85,450
IMS Health, Inc. (Software)	735	16,934
Ingersoll-Rand Co.—Class AADR (Miscellaneous Manufacturing)	1,050	48,794
Integrys Energy Group, Inc. (Electric)	294	15,197
Intel Corp. (Semiconductors)	22,701	605,209
IntercontinentalExchange, Inc.* (Diversified Financial Services)	252	48,510
International Business Machines Corp. (Computers)	5,334	576,605
International Flavors & Fragrances, Inc. (Chemicals)	315	15,161
International Game Technology (Entertainment)	1,218	53,507
International Paper Co. (Forest Products & Paper)	1,659	53,718
Interpublic Group of Cos., Inc.* (Advertising)	1,827	14,817
Intuit, Inc.* (Software)	1,281	40,492
ITT Industries, Inc. (Miscellaneous Manufacturing)	693	45,766
J.C. Penney Co., Inc. (Retail)	861	37,875
J.P. Morgan Chase & Co. (Diversified Financial Services)	13,041	569,240
Jabil Circuit, Inc. (Electronics)	798	12,185
Jacobs Engineering Group, Inc.* (Engineering & Construction)	462	44,172
Janus Capital Group, Inc. (Diversified Financial Services)	588	19,316
JDS Uniphase Corp.* (Telecommunications)	840	11,172
Johnson & Johnson (Healthcare-Products)	11,109	740,970
Johnson Controls, Inc. (Auto Parts & Equipment)	2,289	82,496
Jones Apparel Group, Inc. (Apparel)	315	5,037
Juniper Networks, Inc.* (Telecommunications)	2,016	66,931
KB Home (Home Builders)	294	6,350
Kellogg Co. (Food)	1,008	52,849
KeyCorp (Banks)	1,491	34,964
Kimberly-Clark Corp. (Household Products/Wares)	1,638	113,579
Kimco Realty Corp. (REIT)	966	35,162
King Pharmaceuticals, Inc.* (Pharmaceuticals)	945	9,677
KLA-Tencor Corp. (Semiconductors)	693	33,375
Kohls Corp.* (Retail)	1,218	55,784
Kraft Foods, Inc. (Food)	6,006	195,976
Kroger Co. (Food)	2,625	70,114
L-3 Communications Holdings, Inc. (Aerospace/Defense)	483	51,169
Laboratory Corp. of America Holdings* (Healthcare-Services)	441	33,309
Legg Mason, Inc. (Diversified Financial Services)	504	36,868
Leggett & Platt, Inc. (Miscellaneous Manufacturing)	651	11,353
Lehman Brothers Holdings, Inc. (Diversified Financial Services)	2,058	134,676
Lennar Corp.—Class A (Home Builders)	525	9,392
Leucadia National Corp. (Holding Companies-Diversified)	651	30,662
Lexmark International, Inc.—Class A* (Computers)	357	12,445
Limited, Inc. (Retail)	1,197	22,659
Lincoln National Corp. (Insurance)	1,029	59,908
Linear Technology Corp. (Semiconductors)	861	27,406
Liz Claiborne, Inc. (Apparel)	378	7,692
Lockheed Martin Corp. (Aerospace/Defense)	1,344	141,469
Loews Corp. (Insurance)	1,701	85,628
Lowe’s Cos., Inc. (Retail)	5,670	128,255
LSI Logic Corp.* (Semiconductors)	2,730	14,496
M&T Bank Corp. (Banks)	273	22,269
Macy’s, Inc. (Retail)	1,680	43,462
Manitowoc Co. (Machinery-Diversified)	504	24,610
Marathon Oil Corp. (Oil & Gas)	2,751	167,426
Marriott International, Inc.—Class A (Lodging)	1,197	40,913
Marsh & McLennan Cos., Inc. (Insurance)	2,016	53,364
Marshall & Ilsley Corp. (Banks)	987	26,136
Masco Corp. (Building Materials)	1,428	30,859
Mattel, Inc. (Toys/Games/Hobbies)	1,407	26,789
MBIA, Inc. (Insurance)	483	8,998
McCormick & Co., Inc. (Food)	483	18,311
McDonald’s Corp. (Retail)	4,578	269,690
McGraw-Hill Cos., Inc. (Media)	1,260	55,201
McKesson Corp. (Commercial Services)	1,113	72,913
MeadWestvaco Corp. (Forest Products & Paper)	714	22,348
Medco Health Solutions, Inc.* (Pharmaceuticals)	1,029	104,341
Medtronic, Inc. (Healthcare-Products)	4,389	220,635
MEMC Electronic Materials, Inc.* (Semiconductors)	882	78,048
Merck & Co., Inc. (Pharmaceuticals)	8,442	490,565
Meredith Corp. (Media)	147	8,082
Merrill Lynch & Co., Inc. (Diversified Financial Services)	3,318	178,110
MetLife, Inc. (Insurance)	2,856	175,987
MGIC Investment Corp. (Insurance)	315	7,065
Microchip Technology, Inc. (Semiconductors)	819	25,733
Micron Technology, Inc.* (Semiconductors)	2,940	21,315
Microsoft Corp. (Software)	31,227	1,111,681
Millipore Corp.* (Biotechnology)	210	15,368
Molex, Inc. (Electrical Components & Equipment)	546	14,906
Molson Coors Brewing Co.—Class B (Beverages)	525	27,101
Monsanto Co. (Agriculture)	2,121	236,894
Monster Worldwide, Inc.* (Internet)	483	15,649
Moody’s Corp. (Commercial Services)	819	29,238

See accompanying notes to the financial statements.
4

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP UltraBull	December 31, 2007

Common Stocks, continued
	Shares	Value

Morgan Stanley Dean Witter & Co. (Diversified Financial Services)	4,116	$218,601
Motorola, Inc. (Telecommunications)	8,862	142,146
Murphy Oil Corp. (Oil & Gas)	714	60,576
Mylan Laboratories, Inc. (Pharmaceuticals)	1,155	16,239
Nabors Industries, Ltd.ADR* (Oil & Gas)	1,092	29,910
National City Corp. (Banks)	2,457	40,442
National Semiconductor Corp. (Semiconductors)	903	20,444
National-Oilwell Varco, Inc.* (Oil & Gas Services)	1,365	100,273
Network Appliance, Inc.* (Computers)	1,323	33,022
Newell Rubbermaid, Inc. (Housewares)	1,071	27,717
Newmont Mining Corp. (Mining)	1,743	85,111
News Corp.—Class A (Media)	8,967	183,734
Nicor, Inc. (Gas)	168	7,115
NIKE, Inc.—Class B (Apparel)	1,491	95,782
NiSource, Inc. (Electric)	1,050	19,835
Noble Corp.ADR (Oil & Gas)	1,029	58,149
Noble Energy, Inc. (Oil & Gas)	651	51,768
Nordstrom, Inc. (Retail)	714	26,225
Norfolk Southern Corp. (Transportation)	1,491	75,206
Northern Trust Corp. (Banks)	735	56,286
Northrop Grumman Corp. (Aerospace/Defense)	1,302	102,389
Novell, Inc.* (Software)	1,344	9,233
Novellus Systems, Inc.* (Semiconductors)	441	12,158
Nucor Corp. (Iron/Steel)	1,113	65,912
NVIDIA Corp.* (Semiconductors)	2,142	72,871
NYSE Euronext (Diversified Financial Services)	1,029	90,315
Occidental Petroleum Corp. (Oil & Gas)	3,213	247,369
Office Depot, Inc.* (Retail)	1,050	14,606
OfficeMax, Inc. (Retail)	273	5,640
Omnicom Group, Inc. (Advertising)	1,260	59,888
Oracle Corp.* (Software)	15,309	345,677
PACCAR, Inc. (Auto Manufacturers)	1,428	77,797
Pactiv Corp.* (Packaging & Containers)	504	13,422
Pall Corp. (Miscellaneous Manufacturing)	462	18,628
Parker Hannifin Corp. (Miscellaneous Manufacturing)	651	49,027
Patriot Coal Corp.* (Coal)	86	3,590
Patterson Cos., Inc.* (Healthcare-Products)	525	17,824
Paychex, Inc. (Commercial Services)	1,281	46,398
Peabody Energy Corp. (Coal)	1,008	62,133
Pepco Holdings, Inc. (Electric)	777	22,789
PepsiCo, Inc. (Beverages)	6,237	473,388
PerkinElmer, Inc. (Electronics)	441	11,475
Pfizer, Inc. (Pharmaceuticals)	26,502	602,390
PG&E Corp. (Electric)	1,365	58,818
Pinnacle West Capital Corp. (Electric)	378	16,031
Pitney Bowes, Inc. (Office/Business Equipment)	840	31,954
Plum Creek Timber Co., Inc. (Forest Products & Paper)	651	29,972
PNC Financial Services Group (Banks)	1,344	88,234
Polo Ralph Lauren Corp. (Apparel)	210	12,976
PPG Industries, Inc. (Chemicals)	630	44,245
PPL Corp. (Electric)	1,428	74,385
Praxair, Inc. (Chemicals)	1,218	108,049
Precision Castparts Corp. (Metal Fabricate/Hardware)	525	72,817
Principal Financial Group, Inc. (Insurance)	1,008	69,391
Procter & Gamble Co. (Cosmetics/Personal Care)	12,054	885,005
Progress Energy, Inc. (Electric)	987	47,800
Progressive Corp. (Insurance)	2,709	51,904
ProLogis (REIT)	987	62,556
Prudential Financial, Inc. (Insurance)	1,743	162,169
Public Service Enterprise Group, Inc. (Electric)	987	96,963
Public Storage, Inc. (REIT)	483	35,457
Pulte Homes, Inc. (Home Builders)	819	8,632
QLogic Corp.* (Semiconductors)	525	7,455
Qualcomm, Inc. (Telecommunications)	6,342	249,558
Quest Diagnostics, Inc. (Healthcare-Services)	588	31,105
Questar Corp. (Pipelines)	651	35,219
Qwest Communications International, Inc.* (Telecommunications)	6,090	42,691
R.R. Donnelley & Sons Co. (Commercial Services)	819	30,909
RadioShack Corp. (Retail)	504	8,497
Range Resources Corp. (Oil & Gas)	567	29,121
Raytheon Co. (Aerospace/Defense)	1,659	100,701
Regions Financial Corp. (Banks)	2,688	63,571
Reynolds American, Inc. (Agriculture)	651	42,940
Robert Half International, Inc. (Commercial Services)	609	16,467
Rockwell Collins, Inc. (Aerospace/Defense)	630	45,341
Rockwell International Corp. (Machinery-Diversified)	567	39,100
Rohm & Haas Co. (Chemicals)	483	25,633
Rowan Cos., Inc. (Oil & Gas)	420	16,573
Ryder System, Inc. (Transportation)	210	9,872
SAFECO Corp. (Insurance)	357	19,878
Safeway, Inc. (Food)	1,701	58,191
SanDisk Corp.* (Computers)	882	29,256
Sara Lee Corp. (Food)	2,793	44,856
Schering-Plough Corp. (Pharmaceuticals)	6,279	167,273
Schlumberger, Ltd.ADR (Oil & Gas Services)	4,641	456,535
Sealed Air Corp. (Packaging & Containers)	609	14,092
Sears Holdings Corp.* (Retail)	273	27,860
Sempra Energy (Gas)	1,008	62,375
Sherwin-Williams Co. (Chemicals)	399	23,158
Sigma-Aldrich Corp. (Chemicals)	504	27,518
Simon Property Group, Inc. (REIT)	861	74,786
SLM Corp. (Diversified Financial Services)	1,596	32,143
Smith International, Inc. (Oil & Gas Services)	777	57,381
Snap-on, Inc. (Hand/Machine Tools)	210	10,130
Southern Co. (Electric)	2,940	113,925
Southwest Airlines Co. (Airlines)	2,835	34,587
Sovereign Bancorp, Inc. (Savings & Loans)	1,386	15,800
Spectra Energy Corp. (Pipelines)	2,436	62,898
Sprint Corp. (Telecommunications)	11,025	144,758
St. Jude Medical, Inc.* (Healthcare-Products)	1,323	53,767
Staples, Inc. (Retail)	2,730	62,981
Starbucks Corp.* (Retail)	2,835	58,032
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	756	33,287
State Street Corp. (Banks)	1,491	121,069
Stryker Corp. (Healthcare-Products)	924	69,041
Sun Microsystems, Inc.* (Computers)	3,213	58,252
Sunoco, Inc. (Oil & Gas)	441	31,946
SunTrust Banks, Inc. (Banks)	1,344	83,987
SuperValu, Inc. (Food)	819	30,729
Symantec Corp.* (Internet)	3,360	54,230
Sysco Corp. (Food)	2,352	73,406
T. Rowe Price Group, Inc. (Diversified Financial Services)	1,008	61,367
Target Corp. (Retail)	3,213	160,650
TECO Energy, Inc. (Electric)	798	13,734
Tellabs, Inc.* (Telecommunications)	1,701	11,125
Tenet Healthcare Corp.* (Healthcare-Services)	1,827	9,281
Teradata Corp.* (Computers)	693	18,995
Teradyne, Inc.* (Semiconductors)	672	6,948
Terex Corp.* (Machinery-Construction & Mining)	378	24,785
Tesoro Petroleum Corp. (Oil & Gas)	525	25,043
Texas Instruments, Inc. (Semiconductors)	5,418	180,961
Textron, Inc. (Miscellaneous Manufacturing)	966	68,876
The AES Corp.* (Electric)	2,583	55,250
The Charles Schwab Corp. (Diversified Financial Services)	3,633	92,823

See accompanying notes to the financial statements.
5

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP UltraBull	December 31, 2007

Common Stocks, continued
	Shares	Value

The Dow Chemical Co. (Chemicals)	3,654	$144,041
The E.W. Scripps Co.—Class A (Media)	336	15,123
The Estee Lauder Cos., Inc.—Class A (Cosmetics/Personal Care)	441	19,232
The Gap, Inc. (Retail)	1,806	38,432
The Goldman Sachs Group, Inc. (Diversified Financial Services)	1,533	329,672
The Goodyear Tire & Rubber Co.* (Auto Parts & Equipment)	924	26,075
The Hershey Co. (Food)	651	25,649
The New York Times Co.—Class A (Media)	546	9,571
The Pepsi Bottling Group, Inc. (Beverages)	525	20,717
The Stanley Works (Hand/Machine Tools)	315	15,271
The Travelers Companies, Inc. (Insurance)	2,499	134,446
The Williams Cos., Inc. (Pipelines)	2,289	81,900
Thermo Electron Corp.* (Electronics)	1,638	94,480
Tiffany & Co. (Retail)	525	24,166
Time Warner, Inc. (Media)	14,028	231,602
Titanium Metals Corp. (Mining)	336	8,887
TJX Cos., Inc. (Retail)	1,680	48,266
Torchmark Corp. (Insurance)	357	21,609
Total System Services, Inc.(a) (Software)	735	21,205
Trane, Inc. (Building Materials)	651	30,408
Transocean, Inc.ADR* (Oil & Gas)	1,218	174,357
Tyco Electronics, Ltd.ADR (Electronics)	1,911	70,955
Tyco International, Ltd.ADR (Miscellaneous Manufacturing)	1,911	75,771
Tyson Foods, Inc.—Class A (Food)	1,050	16,097
U.S. Bancorp (Banks)	6,699	212,626
Union Pacific Corp. (Transportation)	1,008	126,625
Unisys Corp.* (Computers)	1,344	6,357
United Parcel Service, Inc.—Class B (Transportation)	4,074	288,113
United States Steel Corp. (Iron/Steel)	441	53,321
United Technologies Corp. (Aerospace/Defense)	3,822	292,536
UnitedHealth Group, Inc. (Healthcare-Services)	4,998	290,884
UnumProvident Corp. (Insurance)	1,386	32,973
UST, Inc. (Agriculture)	588	32,222
V.F. Corp. (Apparel)	336	23,070
Valero Energy Corp. (Oil & Gas)	2,121	148,534
Varian Medical Systems, Inc.* (Healthcare-Products)	483	25,193
VeriSign, Inc.* (Internet)	840	31,592
Verizon Communications, Inc. (Telecommunications)	11,214	489,940
Viacom, Inc.—Class B* (Media)	2,541	111,601
Vornado Realty Trust (REIT)	504	44,327
Vulcan Materials Co. (Building Materials)	420	33,218
W.W. Grainger, Inc. (Distribution/Wholesale)	252	22,055
Wachovia Corp. (Banks)	7,665	291,500
Wal-Mart Stores, Inc. (Retail)	9,156	435,185
Walgreen Co. (Retail)	3,843	146,341
Walt Disney Co. (Media)	7,392	238,614
Washington Mutual, Inc. (Savings & Loans)	3,360	45,730
Washington Post Co.—Class B (Media)	21	16,620
Waste Management, Inc. (Environmental Control)	1,974	64,491
Waters Corp.* (Electronics)	378	29,888
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	399	10,829
Weatherford International, Ltd.ADR* (Oil & Gas Services)	1,302	89,317
WellPoint, Inc.* (Healthcare-Services)	2,205	193,445
Wells Fargo & Co. (Banks)	13,104	395,610
Wendy’s International, Inc. (Retail)	336	8,682
Western Union Co. (Commercial Services)	2,898	70,363
Weyerhaeuser Co. (Forest Products & Paper)	798	58,845
Whirlpool Corp. (Home Furnishings)	294	23,999
Whole Foods Market, Inc. (Food)	525	21,420
Windstream Corp. (Telecommunications)	1,848	24,061
Wrigley (WM.) Jr. Co. (Food)	840	49,182
Wyeth (Pharmaceuticals)	5,187	229,214
Wyndham Worldwide Corp. (Lodging)	672	15,832
Xcel Energy, Inc. (Electric)	1,617	36,496
Xerox Corp.* (Office/Business Equipment)	3,570	57,798
Xilinx, Inc. (Semiconductors)	1,134	24,801
XL Capital, Ltd.—Class AADR (Insurance)	672	33,808
XTO Energy, Inc. (Oil & Gas)	1,869	95,992
Yahoo!, Inc.* (Internet)	5,187	120,650
YUM! Brands, Inc. (Retail)	1,974	75,545
Zimmer Holdings, Inc.* (Healthcare-Products)	903	59,733
Zions Bancorp (Banks)	399	18,630

TOTAL COMMON STOCKS
(Cost $33,518,533)		49,699,600

Repurchase Agreements (17.7%)
	Principal
	Amount

HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $3,010,686 (Collateralized by $2,998,000 of various U.S. Government Agency Obligations, 4.75%, 3/5/09-12/12/11, market value $3,074,654)	$3,010,000	3,010,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $7,961,835 (Collateralized by $7,840,000 of various U.S. Treasury Securities, 4.00% - 5.25%, 6/15/08-4/15/10, market value $8,132,498)	7,960,000	7,960,000

TOTAL REPURCHASE AGREEMENTS
(Cost $10,970,000)		10,970,000

TOTAL INVESTMENT SECURITIES
(Cost $44,488,533)—98.0%		60,669,600
Net other assets (liabilities)—2.0%		1,241,091

NET ASSETS—100.0%		$61,910,691

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
(^)	All or a portion of this security is designated on the ProFund VP UltraBull’s records as collateral for when-issued securities.
(a)	Represents a security purchased on a when-issued basis.
*	Non-income producing security
ADR	American Depositary Receipt

See accompanying notes to the financial statements.
6

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP UltraBull	December 31, 2007

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

S&P 500 Futures Contract expiring March 2008 (Underlying face amount at value $30,227,250)	82	$(532,304)

Futures Contracts Sold
E-Mini S&P 500 Futures Contract
expiring March 2008 (Underlying face
amount at value $7,003,875)	95	132,233

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the S&P 500 Index expiring 1/29/08	$49,562,408	$(291,128)
Equity Index Swap Agreement based on the S&P 500 Index expiring 1/29/08	1,258,663	(7,429)

ProFund VP UltraBull invested, as a percentage of net assets, in the following industries, as of December 31, 2007:

Advertising	0.1%
Aerospace/Defense	2.0%
Agriculture	1.8%
Airlines	0.1%
Apparel	0.3%
Auto Manufacturers	0.3%
Auto Parts & Equipment	0.1%
Banks	4.1%
Beverages	1.9%
Biotechnology	0.6%
Building Materials	0.3%
Chemicals	1.0%
Coal	0.2%
Commercial Services	0.6%
Computers	3.9%
Cosmetics/Personal Care	1.8%
Distribution/Wholesale	0.1%
Diversified Financial Services	5.5%
Electric	2.6%
Electrical Components & Equipment	0.3%
Electronics	0.5%
Engineering & Construction	0.2%
Entertainment	0.1%
Environmental Control	0.1%
Food	1.4%
Forest Products & Paper	0.3%
Gas	0.1%
Hand/Machine Tools	NM
Healthcare-Products	2.5%
Healthcare-Services	1.4%
Holding Companies-Diversified	0.1%
Home Builders	NM
Home Furnishings	NM
Household Products/Wares	0.4%
Housewares	NM
Insurance	3.4%
Internet	1.8%
Investment Companies	NM
Iron/Steel	0.3%
Leisure Time	0.2%
Lodging	0.3%
Machinery-Construction & Mining	0.3%
Machinery-Diversified	0.5%
Media	2.2%
Metal Fabricate/Hardware	0.1%
Mining	0.5%
Miscellaneous Manufacturing	4.1%
Office/Business Equipment	0.2%
Oil & Gas	8.5%
Oil & Gas Services	1.5%
Packaging & Containers	NM
Pharmaceuticals	4.6%
Pipelines	0.4%
REIT	0.9%
Real Estate	NM
Retail	3.9%
Savings & Loans	0.2%
Semiconductors	2.0%
Software	3.4%
Telecommunications	4.8%
Textiles	NM
Toys/Games/Hobbies	NM
Transportation	1.5%
Other**	19.7%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.
REIT	Real Estate Investment Trust

See accompanying notes to the financial statements.
7

PROFUNDS VP
ProFund VP UltraBull

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $33,518,533)	$49,699,600
Repurchase agreements, at cost	10,970,000

Total Investment Securities	60,669,600
Segregated cash balances with brokers for futures contracts	1,166,358
Dividends and interest receivable	74,559
Receivable for capital shares issued	923,434
Receivable for investments sold	32,316
Prepaid expenses	175

Total Assets	62,866,442

Liabilities:
Cash overdraft	6,123
Payable for investments purchased	21,205
Payable for capital shares redeemed	320,243
Unrealized loss on swap agreements	298,557
Variation margin on futures contracts	196,875
Advisory fees payable	40,377
Management services fees payable	5,383
Administration fees payable	1,685
Administrative services fees payable	18,132
Distribution fees payable	18,518
Trustee fees payable	11
Transfer agency fees payable	3,397
Fund accounting fees payable	2,601
Compliance services fees payable	1,277
Other accrued expenses	21,367

Total Liabilities	955,751

Net Assets	$61,910,691

Net Assets consist of:
Capital	$72,903,218
Accumulated net investment income (loss)	570,814
Accumulated net realized gains (losses) on investments	(27,045,780)
Net unrealized appreciation (depreciation) on investments	15,482,439

Net Assets	$61,910,691

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,942,845

Net Asset Value (offering and redemption price per share)	$21.04

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$1,018,609
Interest	614,537

Total Investment Income	1,633,146

Expenses:
Advisory fees	489,001
Management services fees	97,801
Administration fees	20,350
Transfer agency fees	21,729
Administrative services fees	185,083
Distribution fees	163,000
Custody fees	40,229
Fund accounting fees	32,463
Trustee fees	1,051
Compliance services fees	2,061
Other fees	42,165

Total Gross Expenses before reductions	1,094,933
Less Expenses reduced by the Advisor	(32,601)

Total Net Expenses	1,062,332

Net Investment Income (Loss)	570,814

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	426,714
Net realized gains (losses) on futures contracts	(273,287)
Net realized gains (losses) on swap agreements	(1,389,407)
Change in net unrealized appreciation/depreciation on investments	(622,920)

Net Realized and Unrealized Gains (Losses) on Investments	(1,858,900)

Change in Net Assets Resulting from Operations	$(1,288,086)

See accompanying notes to the financial statements.
8

PROFUNDS VP
ProFund VP UltraBull

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$570,814	$433,351
Net realized gains (losses) on investments	(1,235,980)	8,962,805
Change in net unrealized appreciation/depreciation on investments	(622,920)	3,686,738

Change in net assets resulting from operations	(1,288,086)	13,082,894

Distributions to Shareholders From:
Net investment income	(433,351)	(178,786)
Net realized gains on investments	(7,143,757)	(2,629,597)

Change in net assets resulting from distributions	(7,577,108)	(2,808,383)

Capital Transactions:
Proceeds from shares issued	919,289,186	1,055,663,375
Dividends reinvested	7,577,108	2,808,383
Value of shares redeemed	(926,520,111)	(1,050,054,349)

Change in net assets resulting from capital transactions	346,183	8,417,409

Change in net assets	(8,519,011)	18,691,920
Net Assets:
Beginning of period	70,429,702	51,737,782

End of period	$61,910,691	$70,429,702

Accumulated net investment income (loss)	$570,814	$443,351

Share Transactions:
Issued	37,768,120	48,773,881
Reinvested	345,513	134,180
Redeemed	(38,124,598)	(48,459,760)

Change in shares	(10,965)	448,301

See accompanying notes to the financial statements.
9

PROFUNDS VP
ProFund VP UltraBull

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$23.84	$20.65	$22.84	$22.19	$14.51

Investment Activities:
Net investment income (loss)(a)	0.21	0.16	0.05	0.02	(0.05)
Net realized and unrealized gains (losses) on investments	0.12 (b)	4.40	0.49	3.55	7.73

Total income (loss) from investment activities	0.33	4.56	0.54	3.57	7.68

Distributions to Shareholders From:
Net investment income	(0.18)	(0.09)	(0.02)	—	—
Net realized gains on investments	(2.95)	(1.28)	(2.71)	(2.92)	—

Total distributions	(3.13)	(1.37)	(2.73)	(2.92)	—

Net Asset Value, End of Period	$21.04	$23.84	$20.65	$22.84	$22.19

Total Return	0.85%	23.06%	2.61%	17.18%	52.93%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.75%	1.88%	1.89%	2.07%
Net expenses	1.63%	1.72%	1.88%	1.89%	1.84%
Net investment income (loss)	0.88%	0.74%	0.24%	0.11%	(0.32)%

Supplemental Data:
Net assets, end of period (000’s)	$61,911	$70,430	$51,738	$96,514	$68,318
Portfolio turnover rate(c)	916%	1,411%	681%	830%	1,124%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.
10

ProFund VP Bear

The ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the S&P 500® Index. For the year ended December 31, 2007, the Fund had a total return of 0.60%, compared to a total return of 5.49%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Apple Inc (+133.47%), Chevron Corp (+30.56%) and Exxon Mobil (+24.34%), while the bottom three performers in this group were Bank of America (–18.86%), Cisco Systems (–0.95%), and General Electric (+2.69%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bear from January 22, 2001 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Bear	1/22/01	0.60%	–9.09%	–1.87%	1.69%	1.63%

S&P 500 Index	1/22/01	5.49%	12.82%	3.06%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

11

PROFUNDS VP
ProFund VP Bear

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Bear seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the S&P 500 Index.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(23)%
Swap Agreements	(77)%
Options	NM

Total Exposure	(100.1)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.05%.

Holdings

The ProFund VP Bear primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

S&P 500 Index - Composition
% of Index

Consumer Non-Cyclical	20%
Financial	18%
Energy	13%
Industrial	12%
Technology	12%
Communications	11%
Consumer Cyclical	7%
Utilities	4%
Basic Materials	3%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Bear	December 31, 2007

U.S. Government Agency Obligations (20.0%)
	Principal
	Amount	Value

Federal Home Loan Bank, 3.00%, 1/2/08+	$6,038,000	$6,037,497

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $6,037,497)		6,037,497

Repurchase Agreements (79.8%)

HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $6,039,375 (Collateralized by $5,993,000 of various U.S. Government Agency Obligations, 4.75% - 7.25%, 1/15/08-12/12/11, market value $6,163,190)	6,038,000	6,038,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $6,039,325 (Collateralized by $6,070,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $6,167,111)	6,038,000	6,038,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $6,034,391 (Collateralized by $6,058,000 of various U.S. Treasury Securities, 4.00% - 7.125%, 6/15/08-6/15/10, market value $6,209,444)	6,033,000	6,033,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $6,038,527 (Collateralized by $6,120,000 Federal Home Loan Bank, 4.20%, 11/19/08, market value $6,156,392)	6,038,000	6,038,000

TOTAL REPURCHASE AGREEMENTS
(Cost $24,147,000)		24,147,000

Options Purchased(NM)

	Contracts

S&P 500 Futures Call Option 1975 expiring March 2008	125	1,359

TOTAL OPTIONS PURCHASED
(Cost $2,063)		1,359

TOTAL INVESTMENT SECURITIES
(Cost $30,186,560)—99.8%		30,185,856
Net other assets (liabilities)—0.2%		51,052

NET ASSETS—100.0%		$30,236,908

NM	Not meaningful, amount is less than 0.5%.
+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

Futures Contracts Purchased

		Unrealized Appreciation
	Contracts	(Depreciation)

E-Mini S&P 500 Futures Contract expiring March 2008 (Underlying face amount at value $4,865,850)	66	$(65,805)

Futures Contracts Sold

S&P 500 Futures Contract expiring March 2008 (Underlying face amount at value $11,796,000)	32	207,473

Swap Agreements

	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the S&P 500 Index expiring 1/29/08	$(22,721,617)	$132,959
Equity Index Swap Agreement based on the S&P 500 Index expiring 1/29/08	(574,757)	3,363

See accompanying notes to the financial statements.

12

PROFUNDS VP
ProFund VP Bear

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $6,039,560)	$6,038,856
Repurchase agreements, at cost	24,147,000

Total Investment Securities	30,185,856
Segregated cash balances with brokers for futures contracts	422,191
Segregated cash balances with custodian for swap agreements	173
Interest receivable	2,309
Unrealized gain on swap agreements	136,322
Variation margin on futures contracts	58,838
Prepaid expenses	179

Total Assets	30,805,868

Liabilities:
Cash overdraft	2,261
Payable for capital shares redeemed	500,784
Advisory fees payable	24,496
Management services fees payable	3,266
Administration fees payable	1,089
Administrative services fees payable	12,354
Distribution fees payable	9,207
Trustee fees payable	7
Transfer agency fees payable	2,679
Fund accounting fees payable	1,682
Compliance services fees payable	797
Other accrued expenses	10,338

Total Liabilities	568,960

Net Assets	$30,236,908

Net Assets consist of:
Capital	$83,435,110
Accumulated net investment income (loss)	1,380,886
Accumulated net realized gains (losses) on investments	(54,856,374)
Net unrealized appreciation (depreciation) on investments	277,286

Net Assets	$30,236,908

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,213,433

Net Asset Value (offering and redemption price per share)	$24.92

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$2,048,054

Expenses:
Advisory fees	307,016
Management services fees	61,404
Administration fees	12,977
Transfer agency fees	14,075
Administrative services fees	140,695
Distribution fees	102,339
Custody fees	8,675
Fund accounting fees	18,899
Trustee fees	521
Compliance services fees	1,347
Other fees	26,334

Total Gross Expenses before reductions	694,282
Less Expenses reduced by the Advisor	(27,114)

Total Net Expenses	667,168

Net Investment Income (Loss)	1,380,886

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(5,493)
Net realized gains (losses) on futures contracts	(3,968,832)
Net realized gains (losses) on swap agreements	(831,762)
Change in net unrealized appreciation/depreciation on investments	186,263

Net Realized and Unrealized Gains (Losses) on Investments	(4,619,824)

Change in Net Assets Resulting from Operations	$(3,238,938)

See accompanying notes to the financial statements.

13

PROFUNDS VP
ProFund VP Bear

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,380,886	$1,685,377
Net realized gains (losses) on investments	(4,806,087)	(7,254,877)
Change in net unrealized appreciation/depreciation on investments	186,263	(345,445)

Change in net assets resulting from operations	(3,238,938)	(5,914,945)

Distributions to Shareholders From:
Net investment income	(1,685,377)	(917,468)

Change in net assets resulting from distributions	(1,685,377)	(917,468)

Capital Transactions:
Proceeds from shares issued	439,234,713	468,050,933
Dividends reinvested	1,685,377	917,468
Value of shares redeemed	(435,143,913)	(483,563,372)

Change in net assets resulting from capital transactions	5,776,177	(14,594,971)

Change in net assets	851,862	(21,427,384)
Net Assets:
Beginning of period	29,385,046	50,812,430

End of period	$30,236,908	$29,385,046

Accumulated net investment income (loss)	$1,380,886	$1,685,377

Share Transactions:
Issued	17,335,902	16,793,256
Reinvested	68,847	33,743
Redeemed	(17,331,090)	(17,487,930)

Change in shares	73,659	(660,931)

See accompanying notes to the financial statements.

14

PROFUNDS VP
ProFund VP Bear

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$25.78	$28.22	$28.61	$31.89	$42.29

Investment Activities:
Net investment income (loss)(a)	0.85	0.89	0.39	(0.22)	(0.36)
Net realized and unrealized gains (losses) on investments	(0.71)	(2.99)	(0.78)	(3.06)	(10.04)

Total income (loss) from investment activities	0.14	(2.10)	(0.39)	(3.28)	(10.40)

Distributions to Shareholders From:
Net investment income	(1.00)	(0.34)	—	—	—

Net Asset Value, End of Period	$24.92	$25.78	$28.22	$28.61	$31.89

Total Return	0.60%	(7.50)%	(1.36)%	(10.29)%	(24.59)%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.74%	1.86%	1.90%	1.98%
Net expenses	1.63%	1.70%	1.86%	1.90%	1.98%
Net investment income (loss)	3.37%	3.24%	1.36%	(0.70)%	(0.96)%

Supplemental Data:
Net assets, end of period (000’s)	$30,237	$29,385	$50,812	$30,887	$54,301
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

15

ProFund VP Rising Rates Opportunity

The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2007, the Fund had a total return of –5.20%, compared to a total return of 8.13%1 for the Long Bond. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% of the daily price movement of the Long Bond.2

The Fund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of December 31, 2007 the most recent Long Bond to be issued carried a maturity date of May 15, 2037 and a 5.0% coupon.

The most recently issued 30-year U.S. Treasury Bond had a total return of 8.13% for the year ended December 31, 2007 as measured by the Ryan Labs 30 Year Treasury Index. The yield on the Long Bond decreased from 4.81% on December 31, 2006 to 4.46% on December 31, 2007. The bond’s total return of 8.13% for the year consisted of 4.84% derived from the yield of the bond and 3.29% derived from the price change of the bond. Since this Fund is designed to have inverse (negative) daily correlation to the Long Bond, it was inversely affected by the daily performance of the Long Bond and the factors affecting the Long Bond. Additionally, since this fund is leveraged, this inverse effect was magnified.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from May 1, 2002 (inception date) to December 31, 2007 assuming the reinvestment of distributions.

Performance Data
		Average Annual Total Return as of 12/31/07			Expense Ratios*

	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

ProFund VP Rising Rates Opportunity	5/1/02	–5.20%	–3.85%	–6.91%	1.61%	1.61%

30-year U.S. Treasury Bond	5/1/02	8.13%	5.08%	7.21%	N/A	N/A

Lehman Brothers U.S. Treasury: Long-Term Index	5/1/02	10.03%	5.22%	6.98%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
*Reflects the expense ratio as reported in the Prospectus dated May 1, 2007. Contractual fee waivers are in effect through April 30, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2007 can be found in the Financial Highlights.
1 The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses. Since the ProFund VP Rising Rates Opportunity is an inverse fund, the yield of the Long Bond is effectively paid out, rather than received.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. This index is a total return index and reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of expenses associated with a mutual fund such as investment management accounting fees. It is not possible to invest directly into an index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

16

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2007

Investment Objective: The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(10)%
Swap Agreements	(118)%
Options	NM

Total Exposure	(128)%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.5%.
Holdings
The ProFund VP Rising Rates Opportunity primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Rising Rates Opportunity	December 31, 2007

U.S. Government Agency Obligations (22.2%)
	Principal
	Amount	Value

Federal Home Loan Bank,3.00%, 1/2/08+	$16,690,000	$16,688,609

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $16,688,609)		16,688,609

Repurchase Agreements (89.0%)
HSBC, 4.10%, 1/2/08+, dated 12/31/07, with a repurchase price of $16,693,802 (Collateralized by $16,829,000 of various U.S. Government Agency Obligations, 3.375% - 4.75%, 7/15/08-12/12/11, market value $16,996,091)	16,690,000	16,690,000
Merrill Lynch, 3.95%, 1/2/08+, dated 12/31/07, with a repurchase price of $16,693,663 (Collateralized by $16,765,000 Federal Home Loan Bank, 3.625%, 1/15/08, market value $17,033,215)	16,690,000	16,690,000
UBS, 4.15%, 1/2/08+, dated 12/31/07, with a repurchase price of $16,677,844 (Collateralized by $16,166,000 of various U.S. Government Agency Obligations, 5.25% - 7.125%, 5/15/08-9/13/10, market value $17,008,241)	16,674,000	16,674,000
UMB, 1.57%, 1/2/08+, dated 12/31/07, with a repurchase price of $16,691,456 (Collateralized by $16,928,000 of various Federal Home Loan Bank Securities, 3.656% - 4.25%, 1/16/08-11/20/09, market value $17,027,007)	16,690,000	16,690,000

TOTAL REPURCHASE AGREEMENTS
(Cost $66,744,000)		66,744,000

Options Purchased(NM)
	Contracts

30-year U.S. Treasury Bond Call Option 144 expiring May 2008	150	$1,758

TOTAL OPTIONS PURCHASED
(Cost $2,619)		1,758

TOTAL INVESTMENT SECURITIES
(Cost $83,435,228)—111.2%		83,434,367
Net other assets (liabilities)—(11.2)%		(8,393,644)

NET ASSETS—100.0%		$75,040,723

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Sold
	Contracts	Unrealized Appreciation (Depreciation)

30-year U.S. Treasury Bond Futures Contract expiring March 2008(a) (Underlying face amount at value $7,217,188)	62	$20,285

Swap Agreements
	Notional Amount at Value	Unrealized Gain (Loss)

Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (5.00% due 5/15/37) expiring 12/31/07	$(65,088,563)	$(2,748,695)
Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (5.00% due 5/15/37) expiring 12/31/07	(23,945,625)	(51,052)

(a)	As of December 31, 2007, this investment was fair valued in good faith in accordance with procedures approved by the Board of Trustees and represents less than 0.005% of net assets.

See accompanying notes to the financial statements.

17

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Statement of Assets and Liabilities
December 31, 2007

Assets:
Securities, at value (cost $16,691,228)	$16,690,367
Repurchase agreements, at cost	66,744,000

Total Investment Securities	83,434,367
Cash	765
Segregated cash balances with brokers for futures contracts	131,578
Segregated cash balances with custodian for swap agreements	705
Interest receivable	6,382
Receivable for capital shares issued	323,472
Prepaid expenses	312

Total Assets	83,897,581

Liabilities:
Payable for capital shares redeemed	5,860,737
Unrealized loss on swap agreements	2,799,747
Variation margin on futures contracts	34,875
Advisory fees payable	51,094
Management services fees payable	6,813
Administration fees payable	2,134
Administrative services fees payable	36,108
Distribution fees payable	36,245
Trustee fees payable	14
Transfer agency fees payable	5,138
Fund accounting fees payable	3,295
Compliance services fees payable	1,792
Other accrued expenses	18,866

Total Liabilities	8,856,858

Net Assets	$75,040,723

Net Assets consist of:
Capital	$125,066,268
Accumulated net investment income (loss)	3,641,751
Accumulated net realized gains (losses) on investments	(50,886,973)
Net unrealized appreciation (depreciation) on investments	(2,780,323)

Net Assets	$75,040,723

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	4,050,718

Net Asset Value (offering and redemption price per share)	$18.53

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Interest	$5,305,321

Expenses:
Advisory fees	788,233
Management services fees	157,647
Administration fees	32,888
Transfer agency fees	35,122
Administrative services fees	300,748
Distribution fees	262,744
Custody fees	12,238
Fund accounting fees	47,148
Trustee fees	1,646
Compliance services fees	1,882
Other fees	75,824

Total Gross Expenses before reductions	1,716,120
Less Expenses reduced by the Advisor	(52,550)

Total Net Expenses	1,663,570

Net Investment Income (Loss)	3,641,751

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(11,421)
Net realized gains (losses) on futures contracts	(238,072)
Net realized gains (losses) on swap agreements	(4,935,336)
Change in net unrealized appreciation/depreciation on investments	(4,891,691)

Net Realized and Unrealized Gains (Losses) on Investments	(10,076,520)

Change in Net Assets Resulting from Operations	$(6,434,769)

See accompanying notes to the financial statements.

18

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$3,641,751	$5,128,357
Net realized gains (losses) on investments	(5,184,829)	7,414,638
Change in net unrealized appreciation/depreciation on investments	(4,891,691)	1,829,376

Change in net assets resulting from operations	(6,434,769)	14,372,371

Distributions to Shareholders From:
Net investment income	(5,128,357)	(2,305,564)

Change in net assets resulting from distributions	(5,128,357)	(2,305,564)

Capital Transactions:
Proceeds from shares issued	401,479,561	935,713,990
Dividends reinvested	5,128,357	2,305,564
Value of shares redeemed	(450,898,460)	(958,571,466)

Change in net assets resulting from capital transactions	(44,290,542)	(20,551,912)

Change in net assets	(55,853,668)	(8,485,105)
Net Assets:
Beginning of period	130,894,391	139,379,496

End of period	$75,040,723	$130,894,391

Accumulated net investment income (loss)	$3,641,751	$5,128,357

Share Transactions:
Issued	19,209,769	44,033,519
Reinvested	261,118	109,998
Redeemed	(21,742,716)	(45,105,553)

Change in shares	(2,271,829)	(962,036)

See accompanying notes to the financial statements.

19

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

Net Asset Value, Beginning of Period	$20.70	$19.13	$20.78	$23.32	$24.32

Investment Activities:
Net investment income (loss)(a)	0.72	0.70	0.27	(0.10)	(0.23)
Net realized and unrealized gains (losses) on investments	(1.72)	1.26	(1.92)	(2.44)	(0.77)

Total income (loss) from investment activities	(1.00)	1.96	(1.65)	(2.54)	(1.00)

Distributions to Shareholders From:
Net investment income	(1.17)	(0.39)	—	—	—

Net Asset Value, End of Period	$18.53	$20.70	$19.13	$20.78	$23.32

Total Return	(5.20)%	10.15%	(7.89)%	(10.89)%	(4.11)%

Ratios to Average Net Assets:
Gross expenses	1.63%	1.64%	1.73%	1.75%	1.91%
Net expenses	1.58%	1.61%	1.73%	1.75%	1.91%
Net investment income (loss)	3.47%	3.31%	1.36%	(0.45)%	(0.94)%

Supplemental Data:
Net assets, end of period (000’s)	$75,041	$130,894	$139,379	$179,638	$74,272
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

20

PROFUNDS VP

Notes to Financial Statements
December 31, 2007

1.	Organization

ProFunds (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997 and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the following portfolios of the Trust: ProFund VP UltraBull, ProFund VP Bear and ProFund VP Rising Rates Opportunity (collectively, the “ProFunds VP” and individually, a “ProFund VP”). Each ProFund VP is a “non-diversified” series of the Trust pursuant to the 1940 Act.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s and ProFunds VP maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFunds VP. However, based on experience, the ProFunds VP expect any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Security Valuation
 Security prices are generally provided by a third party pricing service. The securities in the portfolio of a ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, or the last sale price, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

For the ProFunds VP, derivatives (e.g., futures, options and swap agreements) are generally valued using third party pricing services or other procedures approved by the Trust’s Board of Trustees. Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there was no sale on that day, and for non-exchange traded derivatives, fair valuation procedures as described below may be applied.

When ProFund Advisors LLC (the “Advisor”) determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements
 The ProFunds VP will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon future price and date, normally one day or a few days later. The creditworthiness of each of the firms that is a party to a repurchase agreement with the ProFunds VP will be monitored by the Advisor. The repurchase price is greater than the price paid by the ProFund VP, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

21

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The collateral underlying the repurchase agreement is held by the ProFund VP’s custodian. In the event of a default or bankruptcy by a selling financial institution, the ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement.

Real Estate Investment Trusts
 The ProFunds VP, other than ProFund VP Rising Rates Opportunity, may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions received from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Short Sales
 The ProFunds VP may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short. As of December 31, 2007, there were no short sale transactions.

When-Issued and Delayed-Delivery Securities
 Each ProFund VP, may purchase securities on a when-issued or delayed-delivery basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian or designate collateral on the ProFund VP’s records as collateral for such when-issued securities.

Futures Contracts and Related Options
 The ProFunds VP may purchase or sell stock index futures contracts or bond futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. A bond futures contract, if held to expiration, generally obligates the seller to deliver (and the purchaser to accept) one of the specified underlying reference bonds. Futures contracts may also be closed by entering into an offsetting transaction before final settlement. When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts, if applicable, and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

22

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

Index Options
 The ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash. All option contracts held as of December 31, 2007 are exchange traded.

Put and call options purchased are accounted for in the same manner as portfolio securities. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. The ProFunds VP did not write options during the period.

Foreign Currency Transactions
 The accounting records of the ProFunds VP are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a ProFund VP denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The ProFunds VP do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. During the period, there were no foreign currency transactions.

Swap Agreements
 The ProFunds VP may enter into swap agreements, primarily “long” total return swaps, for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. The value of swap agreements are equal to the ProFund VP’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty an amount equal to a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount are recorded as “unrealized gain or loss on swap agreements” and when cash is exchanged, which is generally no later than monthly, the gain or loss realized is recorded as “realized gains or losses on swap agreements”.

23

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

The ProFunds VP may enter into swap agreements that provide the opposite return of their benchmark index or security (“short” the index or security). Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund VP on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has under the swap agreement which may exceed the net asset value of the ProFund VP. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A ProFund VP will enter into swap agreements only with large, established and well capitalized financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. The ProFunds VP may use different counterparties to minimize credit risks and limit the exposure to any individual counterparty.

The ProFund VP collateralizes swap agreements with cash and certain securities as indicated on the Statement of Assets and Liabilities and the Schedule of Portfolio Investments of each ProFund VP, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the ProFund VP. In the event of a default by the counterparty, the ProFund VP will seek return of this collateral and may incur certain costs exercising its right with respect to the collateral.

The ProFund VP remains subject to credit risk with respect to the amount it expects to receive from counterparties, as those amounts are not similarly collateralized by the counterparty. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the ProFund VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFund VP may obtain only limited recovery or may obtain no recovery in such circumstances.

Investment Transactions and Related Income
 Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations
 In addition to the three active ProFunds VP included in this report, the Advisor serves as the investment advisor for each of the additional 107 active ProFunds in the ProFunds Trust not included in this report and each of the Funds in the Access One and ProShares Trusts (other trusts in the Fund Complex advised by the Advisor or an affiliate).

Expenses directly attributable to a ProFund VP are charged to that ProFund VP, while expenses which are attributable to more than one ProFund VP are allocated among the respective ProFunds VP based upon relative net assets or another reasonable basis. Expenses which are attributable to funds of the ProFunds, Access One and ProShares Trusts are allocated across the ProFunds, Access One and ProShares Trusts based upon relative net assets or another reasonable basis.

Distributions to Shareholders
 Each of the ProFunds VP intends to declare and distribute net investment income at least annually. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification.

Federal Income Taxes
 Each of the ProFunds VP intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability. The ProFunds VP have a tax year end of December 31st.

24

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

In addition, effective June 29, 2007, the ProFunds VP adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the ProFunds’ VP tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and any interim tax period since then, as applicable). The adoption of FIN 48 did not impact the ProFunds’ VP net assets or results of operations.

New Accounting Standards
 In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008, the ProFunds VP adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the ProFunds VP, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

3.

Fees and Transactions with Affiliates
 The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP each pay the Advisor a fee at an annualized rate of 0.75%, of the average daily net assets of each respective ProFund VP.

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citi Fund Services, Inc. (Citi Investors Services, Inc. acquired The Bisys Group, Inc. effective August 1, 2007), acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the ProFunds’ and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for each Form N-Q filing. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program. ProFunds Distributors, Inc. (the “Distributor”), an affiliate of Citi, serves as the Trust’s distributor. For providing the distribution entity and infrastructure related platform, the Distributor receives an annual fee of $150,000 in aggregate from the ProFunds and Access One Trusts. To the extent the Trusts cannot pay the Distributor such compensation and expense reimbursements in full from available monies already accrued pursuant to the Distribution and Shareholder Services Plan described below, it is contemplated that the Advisor, or an affiliate of the Advisor will pay any unpaid portion of such compensation and expense reimbursements to the Distributor. During the year ended December 31, 2007, the Distributor was compensated in full from fees accrued pursuant to the Distribution and Shareholder Services Plan. Citi also acts as transfer agent and fund accounting agent for the ProFunds VP for which it receives additional fees. As transfer agent for the ProFunds VP, Citi receives a base fee, service charges, fees based on the number of Funds and reimbursement of certain expenses. As fund accounting agent for the ProFunds VP, Citi receives an annual fee based on the ProFunds and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each ProFund VP may pay financial intermediaries such as broker-dealers, investment advisers (“Authorized Firms”) and ProFunds Distributors, Inc. up to 0.25%, on an annualized basis, of its average daily net assets as compensation for distribution-related activities and/or shareholder services. During the year ended December 31, 2007, the Advisor, as an Authorized Firm, was reimbursed $1,276,451 for expenses incurred under the Plan in aggregate relating to the Trust.

25

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. The Trust, together with the Access One and ProShares Trusts, will pay each Independent Trustee compensation for his services as Trustee at the annual rate of $65,000. Independent Trustees will also receive $3,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $1,000 for attending each telephonic meeting. Each of the two Independent Trustees were compensated $81,000 ($162,000 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the ProFunds, Access One and ProShares Trusts for the year ended December 31, 2007. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the ProFunds VP reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with certain insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the ProFunds VP may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of their average daily net assets as reflected on the Statement of Operations as “Administrative services fees.”

For the period May 1, 2006 through April 30, 2007, the Advisor had contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP in order to limit the annual operating expenses to an annualized rate of 1.63% of the average daily net assets of each ProFund VP. Effective May 1, 2007, the Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP for the period from May 1, 2007 through April 30, 2008 in order to limit the annual operating expenses to an annualized rate of 1.63% of the average daily net assets of each ProFund VP.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed the expense limit for the applicable period. Any amounts recouped by the Advisor during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of December 31, 2007, the repayments that may potentially be made by the ProFunds VP are as follows:

		Expires 04/30/11

	ProFund VP Bear	$6,646

During the year ended December 31, 2007, the Advisor voluntarily waived additional management services fees in the amounts listed below for the ProFunds VP. These fees were voluntarily waived to maintain a more competitive expense ratio. These fees are not available to be recouped in subsequent years.

		Waiver

	ProFund VP UltraBull	$32,601
	ProFund VP Bear	20,468
	ProFund VP Rising Rates Opportunity	52,550

4.
Securities Transactions
The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2007 were as follows:

	Purchases	Sales

ProFund VP UltraBull	$461,774,670	$470,988,795

26

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2007

5.	Federal Income Tax Information

As of the tax year end of December 31, 2007, the following ProFunds VP had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires	Expires	Expires	Expires	Expires
	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15	Total

ProFund VP UltraBull	$–	$–	$–	$–	$3,416,972	$3,416,972
ProFund VP Bear	23,991,155	9,474,329	3,069,606	7,512,896	4,644,272	48,692,258
ProFund VP Rising Rates Opportunity	–	21,517,217	22,965,205	–	5,366,257	49,848,679

As of the tax year end of December 31, 2007, the following ProFunds VP had additional net capital loss carryforwards that may be available to offset future net capital gains, if any. The amount of these losses that may be utilized are limited as a result of a prior year ownership change of the insurance company that issues the variable annuity contracts for which the ProFunds VP are investment options. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains which were offset will not be distributed to shareholders:

	Expires	Expires	Expires	Expires	Expires
	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	Total

ProFund VP UltraBull	$6,605,770	$5,004,296	$1,935,011	$195,963	$2,083,596	$15,824,636
ProFund VP Bear	1,705,630	–	4,317,522	–	–	6,023,152
ProFund VP Rising Rates Opportunity	–	991,999	26,871	–	–	1,018,870

The tax character of dividends paid to shareholders during the tax year ended December 31, 2007 were as follows:
			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP UltraBull	$4,543,080	$3,034,028	$7,577,108
ProFund VP Bear	1,685,377	–	1,685,377
ProFund VP Rising Rates Opportunity	5,128,357	–	5,128,357

The tax character of dividends paid to shareholders during the tax year ended December 31, 2006 were as follows:
			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP UltraBull	$2,808,383	$–	$2,808,383
ProFund VP Bear	917,468	–	917,468
ProFund VP Rising Rates Opportunity	2,305,564	–	2,305,564

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:
				Total
	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Capital and	Appreciation	Earnings
	Income	Other Losses	(Depreciation)	(Deficit)

ProFund VP UltraBull	$570,814	$(19,241,608)	$7,678,267	$(10,992,527)
ProFund VP Bear	1,380,886	(54,715,410)	136,322	(53,198,202)
ProFund VP Rising Rates Opportunity	3,641,751	(50,867,549)	(2,799,747)	(50,025,545)

At December 31, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:
		Tax	Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

ProFund VP UltraBull	$52,692,776	$8,195,168	$(218,344)	$7,976,824
ProFund VP Bear	30,186,560	–	–	–
ProFund VP Rising Rates Opportunity	83,435,228	–	–	–

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ProFunds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ProFund VP UltraBull, ProFund VP Bear and ProFund VP Rising Rates Opportunity (three of the portfolios that are part of ProFunds, hereafter collectively referred to as the “Funds”) at December 31, 2007, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 25, 2008

28

PROFUNDS VP

Additional Tax Information (unaudited)

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2007, qualify for the corporate dividends received deduction for the following Fund:

Dividends
Received
Deduction

ProFund VP UltraBull	15.69%

29

PROFUNDS VP

Board Approval of Investment Advisory Agreements (unaudited)

At a meeting held on September 19, 2007, the Board of Trustees (the “Board”), including the Independent Trustees, unanimously approved the investment advisory agreement (the “Advisory Agreement”) with ProFund Advisors LLC (the “Advisor”) on behalf of each Fund. In determining whether it was appropriate to approve the Advisory Agreement on behalf of each Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) copies of the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information from prior periods; (vii) detailed comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; (ix) assets and accounts managed by Portfolio Managers; and (x) information regarding brokerage allocation and best execution, including a summary of the Advisor’s review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor’s compliance program, including practices in monitoring each Fund’s compliance with regulatory requirements and Trust procedures. The Board carefully evaluated this information, and was advised by fund counsel with respect to its deliberations. The Independent Trustees were advised by their independent legal counsel.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable and in the best interests of shareholders and should be approved. The Board took note of all of the information that had been provided and considered all of the factors it considered relevant, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to each Fund and its shareholders by the Advisor; (ii) investment performance; (iii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with each Fund; (iv) the extent to which economies of scale might be realized as each Fund grows; and (v) whether fee levels reflect economies of scale, if any, for the benefit of the Fund shareholders.

The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor as well as the systems, processes and resources required to manage the Funds effectively, which might not be present at other investment advisory organizations. The Board took note of the special skills needed to manage the Funds. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Fund’s ability to meet their stated investment objectives. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and whether it provides appropriate incentives. The Board also considered information regarding how brokerage for each Fund was allocated. Finally, the Board reviewed the Advisor’s compliance program. The Board considered, with respect to each Fund, the Advisor’s success in achieving the investment objectives of each Fund. Based upon its review, the Board concluded that the investment advisory services provided by the Advisor were of high quality, that the Advisor was reasonably successful in achieving the investment goals of each Fund, and that the Advisor’s services benefited the Funds’ shareholders, particularly in light of the nature of the Funds and the services required to support them.

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Trust. The Board noted the difficulty of obtaining precise information comparing the fees charged by other investment advisors because there are few fund complexes with substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found the comparative information provided by the Advisor to be useful in its evaluation of the reasonableness of the Advisor’s fees. The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily portfolio rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve the objectives of the Funds on their own, noting that it would be more expensive or impossible to do so. The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered indirect or “fall-out” benefits that the Advisor derived from its relationship to the Funds, noting in particular that while the Advisor may receive research provided by broker-dealers, best execution will remain the main driver of trade allocation and it will not allocate brokerage in return for research or other non-brokerage services. The Trustees concluded that the Management Services Agreement was in the best interests of the Funds and their shareholders; that the services to be performed were required for the operation of the Funds; and that the Advisor could provide services the nature and quality of which were at least equal to those provided by others offering the same or similar services; and that the fees were reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

30

PROFUNDS VP

Board Approval of Investment Advisory Agreements (continued) (unaudited)

The Board also considered the financial condition of the Advisor, which it found to be sound based upon a review of financial statements and discussions with officers of the Advisor. The Board also discussed with representatives of the Advisor potential economies of scale, and how and when shareholders might benefit from economies of scale. The Board considered the fact that the Advisor waived its fees and/or reimbursed expenses with respect to specific Funds, and an undertaking by the Advisor to institute additional waivers in the future should the aggregate assets of the ProFunds and Access One Trusts and the assets of individual portfolios thereof grow to exceed specified levels.

The Board, including the Independent Trustees, concluded that the investment advisory fees and other compensation payable by each Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of each Fund. The Board indicated to the Advisor that it intends to consider and evaluate on an ongoing basis potential economies of scale and how shareholders might benefit from those economies of scale.

31

PROFUNDS VP

Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a ProFund VP and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Expense table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect separate accounts or insurance contract fees and charges. If those fees were reflected, expenses would be higher.

These examples are based on an investment of $1,000 invested at July 1, 2007 and held for the entire period from July 1, 2007 through December 31, 2007.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07

ProFund VP UltraBull	$1,000.00	$919.10	$7.88	1.63%
ProFund VP Bear	1,000.00	1,037.40	8.37	1.63%
ProFund VP Rising Rates Opportunity	1,000.00	878.40	7.53	1.59%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your ProFund VP and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07

ProFund VP UltraBull	$1,000.00	$1,016.99	$8.29	1.63%
ProFund VP Bear	1,000.00	1,016.99	8.29	1.63%
ProFund VP Rising Rates Opportunity	1,000.00	1,017.19	8.08	1.59%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

32

PROFUNDS VP

Trustees and Officers (unaudited)

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to present); Managing Director (March 1993 to April 2004).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to present).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	AMC Delancey Group, Inc.

Interested Trustee
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	None

*	Represents number of operational portfolios in Fund complex overseen by Trustee.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Name, Address, and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers
Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; February 2003 to present	President of the Advisor (May 1997 to present).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance officer of the Advisor (October 2002 to present); Calvert Group, Ltd.; Counsel, Compliance Officer and Assistant Secretary (January 1999 to October 2002).

33

Name, Address, and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers
Stephenie E. Adams 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 4/69	Secretary Assistant Secretary	Indefinite; September 2007 to present April 2006 to September 2007	Assistant Vice President, ProFund Advisors LLC (December 2002 to present); Not employed, November 2002; Vice President, FBR National Bank & Trust (May 2000 to October 2002); Vice President and Secretary of FBR Fund for Government Investors, FBR Fund for Tax-Free Investors, Inc., FBR American Gas Index Fund, Inc., and The FBR Rushmore Fund, Inc. (October 1995 to October 2002).

Patrick J. Keniston 100 Summer Street, Suite 1500 Boston, MA 02110 Birth Date: 1/64	Assistant Secretary	Indefinite; December 2006 to present	Vice President, Citi Fund Services (March 2005 to present); Attorney, Citigroup Global Transaction Services (October 2001 to March 2005).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present	Citi Fund Services, Senior Vice President of Fund Administration (April 2002 to present); KPMG LLP, Senior Manager (August 1993 to March 2002).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present	Citi Fund Services, Senior Vice President of Fund Administration (September 1998 to present).

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

ProFundsTM

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 1-888-776-5717.

A description of the policies and procedures that the ProFunds VP uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-776-3637; and on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the ProFund VP voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling toll-free 1-888-776-3637; and on the Commission’s website at http://www.sec.gov.

ProFunds VP file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holding for the Funds in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Not just funds, ProFunds SM

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500”, and “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Barra Growth Index,” “S&P MidCap 400/BarraValue Index,” “S&P SmallCap 600/Barra Growth Index,” and “S&P SmallCap 600/Barra Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds VP. “Dow Jones,” “Dow 30,” “Dow Jones Industrial Average®,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VP. “Russell 2000® Index” is a trademark of the Russell Investment Group. “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. The “Nikkei 225 Stock Average” is a trademark of Nihon Keizai Shimbun, Inc. “Philadelphia Stock Exchange®”, “PHLX®”, “PHLX Gold/Silver SectorSM” and “XAUSM” are trademarks or service marks of the Philadelphia Stock Exchange, Inc. ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

12/07

Annual Report

December 31, 2007

Money Market ProFund

i	Message from the Chairman
ii	Fund Performance
iii	Allocation of Portfolio Holdings & Composition
iii	Expense Examples
1	Statement of Assets and Liabilities
1	Statement of Operations
2	Statements of Changes in Net Assets
3	Financial Highlights
4	Notes to Financial Statements
7	Report of Independent Registered Public Accounting Firm
8	Board Approval of Investment Advisory Agreements
10	Trustees and Officers
Cash Management Portfolio
12	Schedule of Portfolio Investments
18	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Financial Highlights
21	Notes to Financial Statements
23	Report of Independent Registered Public Accounting Firm

Message from the Chairman

Dear Shareholder,

I am pleased to present the Annual Report to Shareholders of Money Market ProFund for the 12 months ended December 31, 2007.

A wild ride in equities

The U.S. equity market took investors for a wild ride in 2007. The first half of the year saw the equity market continue its upward trend as GDP growth remained strong and unemployment and inflation remained tame. Accordingly, the S&P 500® Index gained 7.0% from December 31, 2006 to June 30, 2007.

In the second half of the year, the effect of falling home prices and rising default rates in subprime mortgages eventually spilled over to the equity market. Consequently, the S&P 500 Index fell 1.4% from June 30 to December 31, 2007.

The net result was that most broad stock market indexes posted modest gains for the entire year. The S&P 500 ended with a total return of 5.5%, and the S&P MidCap 400 Index finished up 8.0%, while the Russell 2000® Index was in the red with a total return of -1.6% for the year. Generally speaking, growth stocks outperformed value, and large-cap stocks outperformed small caps in 2007.

A flight to quality in bonds

As subprime mortgage defaults began to make headlines in May, investors reacted by selling lower-quality, higher-risk bonds and buying much safer government bonds. U.S. Treasury yields fell across the board and continued to decline in the fall as the Federal Reserve cut the federal funds rate from 5.25% to 4.25%. Consequently, the 10-year U.S. Treasury note produced a total return of 9.7% for the year, while the 30-year U.S. Treasury Bond had a gain of 8.1%.

Celebrating 10 years of innovation

Since 1997, ProFunds has offered investors easier access to sophisticated investment strategies. We believed then, as we do now, that investors should have

Michael L. Sapir — Chairman

abundant opportunities to increase potential returns and reduce risk, no matter what direction the markets take. I’m proud to say that we remain committed to the innovative spirit that was behind the launch of our first funds more than 10 years ago.

As always, we deeply appreciate your continued trust and confidence in ProFunds.

Sincerely,

Michael L. Sapir

Chairman

An investment in the Money Market ProFund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

An investor should consider the investment objectives, risks, charges and expenses of ProFunds carefully before investing or sending money. The prospectus contains this and other information about ProFunds. To obtain a prospectus, please call (888) 776-3637 or visit www.profunds.com. The prospectus should be read carefully before investing.

i

Fund Performance

Money Market ProFund

The Money Market ProFund seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. The seven-day yield, as of December 31, 2007, was 4.39% for the Investor Class, 3.35% for the Service Class and 4.13% for the Class A shares.

The assets of this Fund are part of a $33.7 billion portfolio managed by Deutsche Asset Management, Inc. Its managers seek to maintain a stable net asset value of $1.00, however there is no assurance that they will be able to do so.

An investment in this Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Past performance is not predictive of future results. The performance data quoted represents past performance and current returns may be lower or higher. Yield will vary and principal value may fluctuate so that the investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month end, please visit www.profunds.com.

ii

Allocation of Portfolio Holdings & Composition (unaudited)

December 31, 2007

Money Market ProFund

Investment Objective: The Money Market ProFund seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital.

Money Market ProFund Market Exposure

Investment Type	% of Net Assets
Investment in Cash Management Portfolio(a)	100%
Total Exposure	100%

(a) The Cash Management Portfolio holdings are included in the accompanying financial statements of the Portfolio.

Cash Management Portfolio Asset Allocation(a)

Investment Type	% of Net Assets
Commercial Paper	48%
Short-Term Notes	25%
Certificates of Deposit and Bank Notes	13%
Government & Agency Obligations	7%
Master Notes	3%
Time Deposits	2%
Repurchase Agreements	1%
Asset Backed	1%
Guaranteed Investment Contracts	NM
Municipal Bonds and Notes	NM
Promissory Notes	NM
Total	100%

NM Not meaningful, amount is less than 0.5%.

Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges as applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses (including expenses allocated from the Cash Management Portfolio). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Expense table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at July 1, 2007 and held for the entire period from July 1, 2007 through December 31, 2007.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07	Expense Ratio During Period 7/1/07 - 12/31/07
Actual Expense
Money Market ProFund—Investor Class	$1,000.00	$1,023.20	$4.08	0.80%
Money Market ProFund—Service Class	1,000.00	1,018.10	9.16	1.80%
Money Market ProFund—Class A	1,000.00	1,021.90	5.29	1.05%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Expense Examples (Continued) (unaudited)

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07	Expense Ratio During Period 7/1/07 - 12/31/07

Hypothetical Expense
Money Market ProFund—Investor Class	$1,000.00	$1,021.17	$4.08	0.80%
Money Market ProFund—Service Class	1,000.00	1,016.13	9.15	1.80%
Money Market ProFund—Class A	1,000.00	1,019.91	5.35	1.05%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

PROFUNDS

Money Market ProFund

Statement of Assets and Liabilities
December 31, 2007
Assets:
Investment in Cash Management Portfolio, at cost	$717,774,217
Receivable for capital shares issued	57,380,870
Prepaid expenses	34,638

Total Assets	775,189,725

Liabilities:
Cash overdraft	73,509
Payable for capital shares redeemed	69,980,883
Management services fees payable	206,774
Administration fees payable	13,594
Distribution and services fees payable—Service Class	89,757
Distribution and services fees payable—Class A	472
Trustee fees payable	119
Transfer agency fees payable	228,540
Fund accounting fees payable	10,000
Compliance services fees payable	14,379
Service fees payable	12,969
Other accrued expenses	138,823

Total Liabilities	70,769,819

Net Assets	$704,419,906

Net Assets consist of:
Capital	$704,725,424
Accumulated net investment income	(305,518)

Net Assets	$704,419,906

Investor Class:
Net Assets	$595,106,437
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	595,333,538
Net Asset Value (offering and redemption price per share)	$1.00

Service Class:
Net Assets	$107,138,388
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	107,179,887
Net Asset Value (offering and redemption price per share)	$1.00

Class A:
Net Assets	$2,175,081
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,176,005
Net Asset Value (offering and redemption price per share)(a)	$1.00

(a)

Purchases of Class A shares will not be subject to a front-end sales charge but certain purchases will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase.

Statement of Operations
For the year ended December 31, 2007
Investment Income:
Interest	$35,376,626	(b)
Expenses(c)	(992,980	)(b)

Net Investment Income	34,383,646

Expenses:
Management services fees	2,324,306
Administration fees	155,282
Distribution and services fees-Service Class	956,177
Distribution and services fees-Class A	2,131
Transfer agency fees	1,236,595
Administrative services fees	160,278
Registration and filing fees	97,993
Custody fees	385
Fund accounting fees	10,000
Trustee fees	8,999
Compliance services fees	19,874
Service fees	143,708
Other fees	382,559

Total Gross Expenses before reductions	5,498,287
Less Expenses reduced by Third Party	(29,540)

Total Net Expenses	5,468,747

Net Investment Income	28,914,899

Realized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	24,109	(b)

Change in Net Assets Resulting from Operations	$28,939,008

(b)	Allocated from Cash Management Portfolio
(c)	For the year ended December 31, 2007, the Advisor to the Cash Management Portfolio waived fees, of which $120,898 was allocated to the Money Market ProFund on a pro-rated basis.

See accompanying notes to the financial statements.

1

PROFUNDS

Money Market ProFund

Statements of Changes in Net Assets

	For the year ended December 31, 2007	For the year ended December 31, 2006
From Investment Activities:
Operations:
Net investment income	$28,914,899	$25,964,178
Net realized gains (losses) on investments	24,109	(22,099)

Change in net assets resulting from operations	28,939,008	25,942,079

Distributions to Shareholders From:
Net investment income
Investor Class	(25,755,493)	(22,384,077)
Service Class	(3,399,194)	(3,632,760)
Class A	(36,656)	(7,910)

Change in net assets resulting from distributions	(29,191,343)	(26,024,747)

Capital Transactions:
Proceeds from shares issued
Investor Class	11,080,459,549	10,572,507,456
Service Class	1,030,947,014	1,628,681,155
Class A	5,628,261	4,727,468
Dividends reinvested
Investor Class	26,996,688	21,709,916
Service Class	3,562,910	3,456,842
Class A	37,708	6,697
Value of shares redeemed
Investor Class	(11,023,847,117)	(10,597,720,743)
Service Class	(1,002,994,122)	(1,667,620,615)
Class A	(3,979,162)	(4,244,968)

Change in net assets resulting from capital transactions	116,811,729	(38,496,792)

Change in net assets	116,559,394	(38,579,460)
Net Assets:
Beginning of period	587,860,512	626,439,972

End of period	$704,419,906	$587,860,512

Accumulated net investment income	$(305,518)	$(31,084)

Share Transactions:
Issued
Investor Class	11,080,459,555	10,572,476,793
Service Class	1,030,947,014	1,628,677,667
Class A	5,628,261	4,727,468
Reinvested
Investor Class	26,996,688	21,709,916
Service Class	3,562,910	3,456,842
Class A	37,708	6,697
Redeemed
Investor Class	(11,023,847,117)	(10,597,720,743)
Service Class	(1,002,994,122)	(1,667,620,615)
Class A	(3,979,162)	(4,244,968)

Change in shares	116,811,735	(38,530,943)

See accompanying notes to the financial statements.

2

PROFUNDS

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities						Distributions to Shareholders From					Ratios to Average Net Assets				Supplemental Data
Money Market ProFund	Net Asset Value, Beginning of Period	Net Investment Income(a)		Net Realized Gains (Losses) on Investments(a)		Total from Investment Activities		Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(a),(b)		Net Expenses(a),(b)	Net Investment Income(a),(b)	Net Assets, End of Period (000’s)
Investor Class
Year Ended December 31, 2007	$1.000	0.045		—	(c)	0.045		(0.045)	(0.045)	$1.000	4.63%		0.83	%(d)	0.83%	4.50%	$595,106
Year Ended December 31, 2006	$1.000	0.042		—	(c)	0.042		(0.042)	(0.042)	$1.000	4.25%		0.85%		0.85%	4.19%	$511,709
Year Ended December 31, 2005	$1.000	0.024		—	(c)	0.024		(0.024)	(0.024)	$1.000	2.46%		0.85%		0.85%	2.43%	$515,282
Year Ended December 31, 2004	$1.000	0.006		—	(c)	0.006		(0.006)	(0.006)	$1.000	0.61%		0.82%		0.82%	0.59%	$447,156
Year Ended December 31, 2003	$1.000	0.003		—	(c)	0.003		(0.003)	(0.003)	$1.000	0.31%		0.93%		0.93%	0.31%	$398,934
Service Class
Year Ended December 31, 2007	$1.000	0.035		—	(c)	0.035		(0.035)	(0.035)	$1.000	3.59%		1.83	%(d)	1.83%	3.50%	$107,138
Year Ended December 31, 2006	$1.000	0.032		—	(c)	0.032		(0.032)	(0.032)	$1.000	3.22%		1.85%		1.85%	3.19%	$75,663
Year Ended December 31, 2005	$1.000	0.014		—	(c)	0.014		(0.014)	(0.014)	$1.000	1.45%		1.85%		1.85%	1.43%	$111,158
Year Ended December 31, 2004	$1.000	0.001		—	(c)	0.001		(0.001)	(0.001)	$1.000	0.08%		1.33%		1.33%	0.08%	$62,857
Year Ended December 31, 2003	$1.000	—	(c)	—	(c)	—	(c)	— (c)	— (c)	$1.000	0.05%		1.18%		1.18%	0.06%	$105,320
Class A
Year Ended December 31, 2007	$1.000	0.043		—	(c)	0.043		(0.043)	(0.043)	$1.000	4.37%		1.08	%(d)	1.08%	4.25%	$2,175
July 3, 2006 through December 31, 2006(e)	$1.000	0.020		—	(c)	0.020		(0.020)	(0.020)	$1.000	2.03	%(f)	1.10%		1.10%	3.94%	$489

(a)	Per share amounts and percentages include the applicable allocation from the Cash Management Portfolio.
(b)	Annualized for periods less than one year.
(c)	Amount is less than $0.0005.
(d)

For the year ended December 31, 2007, the Advisor to the Cash Management Portfolio waived fees which were allocated to the Money Market ProFund on a pro-rated basis. The corresponding impact to the gross expense ratio would be an increase of 0.02%, if included.

(e)	Commencement of operations.
(f)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

3

PROFUNDS

Notes to Financial Statements

December 31, 2007

1.	Organization

ProFunds (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997 and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. The accompanying financial statements relate to the Money Market ProFund (the “ProFund”). The ProFund offers three classes of shares: the Investor Class, Service Class and Class A. The ProFund seeks to achieve its objective by investing all of its investable assets in the Cash Management Portfolio (the “Portfolio”), an open-end management investment company that has the same investment objective as the ProFund. The percentage of the Portfolio’s interests owned by the ProFund as of December 31, 2007 was approximately 2.1%. The financial statements of the Portfolio, including its schedule of portfolio investments, are included in this report and should be read in conjunction with the ProFund’s financial statements.

Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Shareholder Services Plan, voting rights on matters affecting a single class of shares and sales charges. Purchases of Class A shares will not be subject to a front-end sales charge but certain purchases will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and ProFund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFund. However, based on experience, the ProFund expects any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the ProFund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Security Valuation

The ProFund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note A of the notes to financial statements of the Portfolio included elsewhere in this report.

Investment Transactions and Related Income

The ProFund records daily its proportionate share of the Portfolio’s income, expenses and realized gains and losses. In addition, the ProFund accrues its own expenses.

Allocations

In addition to the one active ProFund included in this report, ProFund Advisors LLC (the “Advisor”) serves as the investment advisor for each of the additional 109 active ProFunds in the ProFunds Trust not included in this report and each of the Funds in the Access One and ProShares Trusts (other trusts in the Fund Complex advised by the Advisor or an affiliate). Expenses directly attributable to the ProFund are charged to the ProFund, while expenses which are attributable to more than one ProFund are allocated among the respective ProFunds based upon relative net assets or another reasonable basis. Expenses which are attributable to funds of the ProFunds, Access One and ProShares Trusts are allocated across the ProFunds, Access One and ProShares Trusts based upon relative net assets or another reasonable basis.

The net investment income and realized gains and losses on investments allocated from the Portfolio and expenses of the ProFund (other than class specific expenses charged to a class) are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized gains and losses are incurred.

Distributions to Shareholders

The ProFund declares distributions from net investment income daily and pays the dividends on a monthly basis. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, equalization, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

4

PROFUNDS

Notes to Financial Statements (continued)

December 31, 2007

Federal Income Taxes

The ProFund intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFund intends to make timely distributions in order to avoid tax liability. The ProFund has a tax year end of December 31st.

In addition, effective June 29, 2007, the ProFund adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the ProFunds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and any interim tax period since then, as applicable). The adoption of FIN 48 did not impact the ProFund’s net assets or results of operations.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the ProFund adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the ProFund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

3.	Fees and Transactions with Affiliates

The Advisor serves as the investment advisor of the ProFund for an annual fee equal to 0.35% of the average daily net assets of the ProFund, although no fee is payable under the agreement unless the master-feeder relationship with the Portfolio is terminated and the Advisor directly invests the assets of the ProFund. Deutsche Asset Management, Inc. (“DeAM”) is the investment advisor to the Portfolio in which the ProFund invests its assets. DeAM has committed to provide ProFunds Distributors, Inc. with additional resources to enhance the visibility and distribution of the ProFund and other funds in the Trust, given that the sale of shares of the funds in the Trust is likely to increase the size of the ProFund.

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citi Fund Services, Inc. (Citi Investors Services, Inc. acquired The Bisys Group, Inc. effective August 1, 2007), acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the ProFunds’ and Access One Trusts’ aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for each Form N-Q filing. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program. ProFunds Distributors, Inc. (the “Distributor”), an affiliate of Citi, serves as the Trust’s distributor. For providing the distribution entity and infrastructure related platform, the Distributor receives an annual fee of $150,000 in aggregate from the ProFunds and Access One Trusts. To the extent the Trusts cannot pay the Distributor such compensation and expense reimbursements in full from available monies already accrued pursuant to the Distribution and Shareholder Services Plan described below, it is contemplated that the Advisor, or an affiliate of the Advisor, will pay any unpaid portion of such compensation and expense reimbursements to the Distributor. During the year ended December 31, 2007, the Distributor was compensated in full from fees accrued pursuant to the Distribution and Shareholder Services Plan. Citi also acts as transfer agent for the ProFunds for which it receives additional fees. As transfer agent for the ProFunds, Citi receives a base fee, account and service charges and reimbursement of certain expenses.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFund. Under this agreement, the Advisor may receive 0.35% of the ProFund’s average daily net assets for providing feeder fund management and administrative services to the ProFund.

The Advisor, pursuant to a separate Services Agreement, performs certain services related to the operation and maintenance of a shareholder trading platform. For these services, the Trust pays the Advisor a monthly base fee as reflected on the Statement of Operations as “Service fees.”

The ProFund pays fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statement of Operations as “Administrative services fees.”

5

PROFUNDS

Notes to Financial Statements (continued)

December 31, 2007

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, the ProFund may pay financial intermediaries such as broker-dealers, investment advisers (“Authorized Firms”) and ProFunds Distributors, Inc. up to 1.00%, on an annualized basis, of the average daily net assets attributable to Service Class shares as compensation for distribution-related activities and/or shareholder services with respect to Service Class shares.

Under the Plan, Class A shares are authorized to pay a fee at an annual rate not to exceed 0.40% of average daily net assets attributable to Class A shares as compensation for service and distribution-related activities and for shareholder services in accordance with applicable law. Currently, the Trustees have approved the payment of up to 0.25% of the ProFund’s average daily net assets attributable to Class A shares as compensation for shareholder services and have authorized no payments as compensation for service and distribution-related activities with respect to Class A shares. The Trustees may approve additional payments for service and distribution-related services when the Trustees believe that it is in, or not opposed to, the best interest of Class A shareholders to do so.

During the year ended December 31, 2007, the Advisor, as an Authorized Firm, was reimbursed $1,276,451 for expenses incurred under the Plan in aggregate relating to the Trust.

The Advisor or other parties may voluntarily waive or reimburse fees at their discretion. Any voluntary waivers or reimbursements are not subject to recoupment in subsequent years and may be stopped at any time.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds for serving in their respective roles. The Trust, together with the Access One and ProShares Trusts, will pay each Independent Trustee compensation for his services as Trustee at the annual rate of $65,000. Independent Trustees will also receive $3,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $1,000 for attending each telephonic meeting. Each of the two Independent Trustees were compensated $81,000 ($162,000 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the ProFunds, Access One and ProShares Trusts for the year ended December 31, 2007. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the ProFund reimburses the Advisor for its related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

4.	Federal Income Tax Information

The tax character of dividends paid to shareholders during the tax year ended December 31, 2007, which may differ from the amounts noted in the Statements of Changes in Net Assets because of tax rules, were as follows:

	Ordinary Income	Total Distributions Paid

Money Market ProFund	$28,873,604	$28,873,604

The tax character of dividends declared to shareholders during the tax year ended December 31, 2006 were as follows:

	Ordinary Income	Total Distributions Paid

Money Market ProFund	$25,644,774	$25,644,774

As of the tax year end of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)

Money Market ProFund	$—	$—	$(305,518)	$—	$—	$(305,518)

At December 31, 2007, the cost and unrealized appreciation (depreciation) on securities, for federal income tax purposes, were as follows:

	Tax Cost	Net Unrealized Appreciation (Depreciation)

Money Market ProFund	$717,774,217	$—

6

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ProFunds:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market ProFund (the “Fund”) at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended and the financial highlights for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion. The statement of changes in net assets and financial highlights of the Fund for the year ended December 31, 2006 were audited by other auditors whose report dated February 27, 2007 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Columbus, Ohio

February 28, 2008

7

PROFUNDS

Board Approval of Investment Advisory Agreements (unaudited)

At a meeting held on September 19, 2007, the Board of Trustees (the “Board”), including the Independent Trustees, unanimously approved the investment advisory agreement (the “Advisory Agreement”) with ProFund Advisors LLC (the “Advisor”) on behalf of the Funds. In determining whether it was appropriate to approve the Advisory Agreement on behalf of each Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) copies of the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information for prior periods; (vii) detailed comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; and (ix) information regarding brokerage allocation and best execution, including a summary of the Advisor’s review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor’s practices in monitoring each Fund’s compliance with regulatory requirements and Trust procedures. The Board carefully evaluated this information, and was advised by fund counsel with respect to its deliberations. The Independent Trustees were advised by their independent legal counsel.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable and in the best interests of shareholders and should be approved. The Board took note of all of the information that had been provided and considered all of the factors it considered relevant, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to the Fund and its shareholders by the Advisor; (ii) investment performance; (iii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with each Fund; (iv) the extent to which economies of scale might be realized as each Fund grows; and (v) whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders.

The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the Funds effectively, which might not be present at other investment advisory organizations. The Trustees considered the master-feeder structure, the performance of the master fund and the services that it provided to the feeder fund, which they believed were beneficial to the shareholders. The Trustees examined the nature of the services provided by the Advisor, and based on representations of the Advisor, concluded that those services did not duplicate the services provided by the investment adviser of the master fund. The Trustees also considered certain payments made by the investment advisor of the master fund to the Fund’s distributor and concluded, based on representations of the Advisor, that such payments did not in any way disadvantage shareholders. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds’ ability to meet their stated investment objectives. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and whether it provides appropriate incentives. The Board also considered information regarding how brokerage for each Fund was allocated. Finally, the Board reviewed the Advisor’s compliance program. The Board considered the Advisor’s success in achieving the investment objectives of each Fund. Based upon its review, the Board concluded that the investment advisory services provided by the Advisor were of high quality, that the Advisor was reasonably successful in achieving the investment goals of each Fund, and that the Advisor’s services benefited the Funds’ shareholders, particularly in light of the nature of the Funds and the services required to support them.

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Trust. The Board noted the difficulty of obtaining precise information comparing the fees charged by other investment advisors because there are few fund complexes with substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found the comparative information provided by the Advisor to be useful in its evaluation of the reasonableness of the Advisor’s fees. The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily portfolio rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve the objectives of the Funds on their own, noting that it would be more expensive or impossible to do so. The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered indirect or “fall-out” benefits that the Advisor derived from its relationship to the Funds, noting in particular that while the Advisor may receive research provided by broker-dealers, best execution will remain the main driver of trade allocation and it will not allocate brokerage in return for research or other non-brokerage services. The Trustees concluded that the Management Services Agreement was in the best interests of the Funds and their shareholders; that the services to be performed were required for the operation of the Funds; and that the Advisor could provide services the nature and quality of which were at least equal to those provided by others offering the same or similar services; and that the fees were reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board also considered the financial condition of the Advisor, which it found to be sound based upon a review of financial statements and discussions with officers of the Advisor. The Board also discussed with representatives of the Advisor potential economies of scale and how and when shareholders might benefit from economies of scale. The Board considered the fact that the Advisor waived its fees and/or reimbursed expenses with respect to specific Funds, and an undertaking by the Advisor to

8

PROFUNDS

Board Approval of Investment Advisory Agreements (unaudited) (continued)

institute waivers in the future should the aggregate assets of the ProFunds and Access One Trusts and the assets of individual portfolios thereof grow to exceed specified levels.

The Board, including the Independent Trustees, concluded that the investment advisory fees and other compensation payable by each Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of each Fund. The Board indicated to the Advisor that it intends to consider and evaluate on an ongoing basis potential economies of scale and how shareholders might benefit from those economies of scale.

9

Trustees and Officers

(Unaudited)

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to present); Managing Director (March 1993 to April 2004).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to present).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	AMC Delancey Group, Inc.

Interested Trustee
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	None

*	Represents number of operational portfolios in Fund complex overseen by Trustee.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

10

Trustees and Officers (continued)

(Unaudited)

Name, Address, and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; February 2003 to present	President of the Advisor (May 1997 to present).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Calvert Group, Ltd.; Counsel, Compliance Officer and Assistant Secretary (January 1999 to October 2002).

Stephenie E. Adams 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 4/69	Secretary Assistant Secretary	Indefinite; September 2007 to present April 2006 to September 2007	Assistant Vice President, ProFund Advisors LLC (December 2002 to present); Not employed, November 2002; Vice President, FBR National Bank & Trust (May 2000 to October 2002); Vice President and Secretary of FBR Fund for Government Investors, FBR Fund for Tax-Free Investors, Inc., FBR American Gas Index Fund, Inc., and The FBR Rushmore Fund, Inc. (October 1995 to October 2002).

Patrick J. Keniston 100 Summer Street, Suite 1500 Boston, MA 02110 Birth Date: 1/64	Assistant Secretary	Indefinite; December 2006 to present	Vice President, Citi Fund Services (March 2005 to present); Attorney, Citigroup Global Transaction Services (October 2001 to March 2005).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present	Citi Fund Services, Senior Vice President of Fund Administration (April 2002 to present); KPMG LLP, Senior Manager (August 1993 to March 2002).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present	Citi Fund Services, Senior Vice President of Fund Administration (September 1998 to present).

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

11

Cash Management Portfolio	Schedule of Portfolio Investments December 31, 2007

Certificates of Deposit and Bank Notes 13.6%
	Principal Amount	Value
ABN AMRO Bank NV:
5.03%, 1/24/2008	$31,200,000	$31,200,394
5.1%, 1/22/2008	52,000,000	52,000,898
Bank of Ireland:
4.96%, 1/24/2008	150,000,000	150,011,236
5.12%, 2/29/2008	8,000,000	8,000,000
Bank of Scotland PLC:
4.5%, 11/19/2008	120,000,000	120,000,000
4.77%, 4/25/2008	155,000,000	155,000,000
4.91%, 4/23/2008	35,800,000	35,806,508
4.93%, 10/9/2008	155,000,000	155,000,000
Bank of TokyoMitsubishiUFJ, Ltd., 5.3%, 2/21/2008	290,000,000	290,000,000
Barclays Bank PLC:
4.72%, 4/30/2008	60,000,000	60,000,000
4.85%, 3/25/2008	300,000,000	300,000,000
5.2%, 4/9/2008	200,000,000	200,000,000
5.5%, 3/12/2008	335,700,000	335,700,000
BNP Paribas, 5.1%, 3/13/2008	148,400,000	148,400,000
Calyon, 4.8%, 3/25/2008	198,050,000	198,050,000
Canadian Imperial Bank of Commerce, 5.117%, 3/17/2008	120,000,000	120,001,762
Chase Bank USA NA, 5.15%, 2/12/2008	200,000,000	200,000,000
Citibank NA, 5.3%, 2/20/2008	143,000,000	143,000,000
Credit Industrial et Commercial:
5.14%, 3/17/2008	190,000,000	190,001,980
5.31%, 1/2/2008	181,000,000	181,000,049
Dexia Credit Local:
4.95%, 1/22/2008	200,000,000	200,000,000
5.01%, 2/14/2008	10,200,000	10,200,124
JPMorgan Chase & Co., 5.13%, 1/10/2008	3,302,000	3,302,000
JPMorgan Chase Bank NA, 4.75%, 6/10/2008	124,550,000	124,550,000
Landesbank HessenThuringen Girozentrale, 5.3%, 1/15/2008	27,000,000	26,998,297
Mizuho Corporate Bank, 4.93%, 2/19/2008	100,000,000	100,000,000
Natixis SA:
5.08%, 3/20/2008	231,900,000	231,900,000
5.1%, 3/18/2008	140,000,000	140,023,021
Societe Generale:
5.305%, 1/24/2008	150,000,000	150,000,467
5.35%, 1/18/2008	65,800,000	65,800,000
5.35%, 1/22/2008	65,000,000	65,000,000
UBS AG:
5.39%, 3/18/2008	78,100,000	78,100,000
5.48%, 3/7/2008	320,000,000	320,000,000

TOTAL CERTIFICATES OF DEPOSIT AND BANK NOTES (Cost $4,589,046,736)		4,589,046,736

Commercial Paper 48.1%
	Principal Amount	Value
Issued at Discount** 47.3%
Abbey National North America LLC, 4.73%, 1/25/2008	$300,000,000	$299,054,000
Alcon Capital Corp.:
4.4%, 5/21/2008	71,700,000	70,464,370
4.44%, 5/22/2008	16,000,000	15,719,787
Amsterdam Funding Corp., 5.3%, 2/7/2008	46,000,000	45,749,428
AstraZeneca PLC, 4.7%, 5/14/2008	82,000,000	80,565,456
Atlantic Asset Securitization Corp.:
5.75%, 2/15/2008	200,000,000	198,562,500
5.85%, 2/8/2008	175,000,000	173,919,375
6.05%, 1/30/2008	200,000,000	199,025,278
6.15%, 1/7/2008	1,500,000	1,498,463
Atlantis One Funding Corp., 4.8%, 1/30/2008	55,000,000	54,787,333
Bank of America Corp., 4.865%, 4/11/2008	198,000,000	195,297,493
Bank of Scotland PLC, 5.08%, 1/16/2008	180,000,000	179,619,000
BNP Paribas, 5.19%, 1/7/2008	8,000,000	7,993,080
CAFCO LLC:
5.1%, 2/11/2008	200,000,000	198,838,333
5.35%, 2/12/2008	102,550,000	101,909,917
5.5%, 1/16/2008	100,000,000	99,770,833
Calyon North America, Inc., 4.72%, 1/25/2008	300,000,000	299,056,000
Cancara Asset Securitization LLC:
4.87%, 2/8/2008	50,000,000	49,742,972
4.93%, 1/9/2008	50,000,000	49,945,222
5.17%, 1/11/2008	200,000,000	199,712,778
5.215%, 1/14/2008	119,800,000	119,574,393
5.215%, 1/15/2008	21,000,000	20,957,411
5.23%, 1/10/2008	100,000,000	99,869,250
5.75%, 2/1/2008	390,000,000	388,068,958
CBA (Delaware) Finance, Inc.:
4.93%, 3/14/2008	200,000,000	198,000,611
4.93%, 3/17/2008	35,450,000	35,081,044
Chariot Funding LLC:
5.85%, 1/8/2008	120,000,000	119,863,500
5.85%, 1/10/2008	94,146,000	94,008,311
5.95%, 1/18/2008	145,000,000	144,592,590
5.95%, 1/25/2008	157,866,000	157,239,798
6.1%, 1/10/2008	300,000,000	299,542,500
Charta LLC, 4.9%, 1/25/2008	150,000,000	149,510,000
Ciesco LLC:
5.1%, 2/11/2008	75,000,000	74,564,375
5.4%, 1/28/2008	100,000,000	99,595,000
5.43%, 2/14/2008	217,500,000	216,056,525
5.45%, 2/14/2008	222,500,000	221,017,903
5.5%, 1/16/2008	125,000,000	124,713,542
Dexia Delaware LLC, 5.025%, 3/3/2008	20,000,000	19,826,917
DNB NOR Bank ASA:
5.075%, 1/16/2008	97,000,000	96,794,885
5.1%, 1/24/2008	24,259,000	24,179,956

The accompanying notes are an integral part of the financial statements.

12

Cash Management Portfolio	Schedule of Portfolio Investments December 31, 2007

Commercial Paper, continued
	Principal Amount	Value
Electricite de France, 4.4%, 3/5/2008	$135,000,000	$133,944,000
Falcon Asset Securitization Corp., 5.1%, 1/7/2008	100,000,000	99,915,000
General Electric Capital Corp.:
4.42%, 7/21/2008	200,000,000	195,039,778
4.62%, 4/21/2008	155,000,000	152,792,025
5.15%, 1/23/2008	250,000,000	249,213,194
5.15%, 1/24/2008	400,000,000	398,683,889
Giro Balanced Funding Corp.:
5.59%, 1/31/2008	22,878,000	22,771,427
5.62%, 2/1/2008	104,900,000	104,392,342
Grampian Funding LLC:
5.16%, 2/5/2008	100,000,000	99,498,333
5.18%, 1/2/2008	100,000,000	99,985,611
Greenwich Capital Holdings, Inc., 4.81%, 5/28/2008	130,000,000	127,429,322
ING (US) Funding LLC, 4.72%, 1/25/2008	67,500,000	67,287,600
Jupiter Securitization Corp.:
4.73%, 1/8/2008	178,331,000	178,166,985
5.4%, 1/29/2008	75,711,000	75,393,014
KFW International Finance, Inc.:
4.225%, 4/7/2008	16,849,000	16,657,191
4.25%, 3/31/2008	348,000	344,303
Kitty Hawk Funding Corp.:
4.87%, 2/11/2008	24,865,000	24,727,089
4.9%, 2/22/2008	100,000,000	99,292,222
4.975%, 1/7/2008	158,172,000	158,040,849
Lake Constance Funding LLC:
5.22%, 1/4/2008	120,000,000	119,947,800
5.23%, 1/7/2008	80,000,000	79,930,267
5.23%, 1/11/2008	62,500,000	62,409,201
Liberty Street Funding:
4.79%, 1/28/2008	50,000,000	49,820,375
4.87%, 2/4/2008	87,800,000	87,396,169
5.17%, 1/4/2008	90,000,000	89,961,225
5.4%, 2/19/2008	73,750,000	73,207,938
5.4%, 2/29/2008	127,000,000	125,876,050
5.45%, 2/21/2008	50,000,000	49,613,958
5.75%, 1/4/2008	36,000,000	35,982,750
5.75%, 3/13/2008	75,000,000	74,137,500
6.25%, 1/31/2008	50,000,000	49,739,583
6.5%, 1/10/2008	75,000,000	74,878,125
Market Street Funding LLC:
4.9%, 1/2/2008	39,509,000	39,503,622
6.55%, 1/15/2008	150,000,000	149,617,917
MetLife, Inc., 4.23%, 1/25/2008	200,908,000	200,341,439
Natexis Banques Populaires US Finance Co., LLC, 4.745%, 2/6/2008	163,500,000	162,724,193
Nestle Capital Corp.:
4.3%, 10/31/2008	54,250,000	52,280,122
4.37%, 5/21/2008	25,000,000	24,572,104
4.75%, 3/6/2008	150,000,000	148,713,542
4.75%, 3/7/2008	50,000,000	49,564,583

Commercial Paper, continued
	Principal Amount	Value
Nieuw Amsterdam Receivables Corp.:
5.22%, 1/4/2008	$20,000,000	$19,991,300
5.75%, 1/18/2008	50,000,000	49,864,236
6.0%, 1/4/2008	21,926,000	21,915,037
6.0%, 1/10/2008	150,710,000	150,483,935
6.0%, 1/14/2008	127,000,000	126,724,833
North Sea Funding LLC:
5.15%, 1/25/2008	332,000,000	330,860,133
7.0%, 1/3/2008	50,000,000	49,980,556
Old Line Funding LLC, 4.9%, 2/13/2008	87,751,000	87,237,413
Park Avenue Receivables Co., LLC:
5.3%, 2/8/2008	201,000,000	199,875,517
5.4%, 2/4/2008	112,571,000	111,996,888
Perry Global Funding LLC:
Series A, 5.115%, 4/2/2008	38,000,000	37,503,277
Series A, 5.13%, 4/3/2008	25,000,000	24,668,688
Series A, 5.26%, 1/17/2008	31,500,000	31,426,360
Pfizer, Inc.:
4.38%, 5/14/2008	100,000,000	98,369,667
4.4%, 5/14/2008	69,000,000	67,869,933
4.41%, 5/7/2008	89,790,000	88,393,092
4.41%, 5/16/2008	63,750,000	62,687,925
Procter & Gamble International Funding SCA:
4.11%, 3/17/2008	100,000,000	99,132,333
4.22%, 3/6/2008	25,500,000	25,305,704
4.25%, 3/13/2008	50,000,000	49,575,000
4.43%, 3/5/2008	47,500,000	47,125,911
4.45%, 3/14/2008	50,000,000	49,548,819
4.47%, 2/14/2008	64,250,000	63,898,981
4.49%, 2/1/2008	14,100,000	14,045,484
4.57%, 2/29/2008	50,000,000	49,625,514
4.6%, 1/25/2008	50,000,000	49,846,667
4.73%, 1/16/2008	37,000,000	36,927,079
4.78%, 1/2/2008	50,000,000	49,993,361
4.79%, 1/9/2008	50,000,000	49,946,778
Rabobank USA Financial Co., 3.0%, 1/2/2008	4,984,000	4,983,585
Ranger Funding Co., LLC:
4.77%, 1/29/2008	38,594,000	38,450,816
5.35%, 1/25/2008	36,513,000	36,382,770
5.35%, 1/29/2008	128,446,000	127,911,522
5.75%, 1/23/2008	119,295,000	118,875,811
San Paolo IMI US Financial Co.:
5.105%, 1/8/2008	85,000,000	84,915,626
5.105%, 1/11/2008	40,000,000	39,943,278
5.26%, 1/7/2008	4,000,000	3,996,493
5.28%, 1/7/2008	27,000,000	26,976,240
Scaldis Capital LLC:
4.87%, 2/8/2008	35,000,000	34,820,081
5.02%, 1/25/2008	95,000,000	94,682,067
5.18%, 1/3/2008	114,400,000	114,367,078
5.24%, 1/9/2008	347,000,000	346,595,938
6.15%, 1/15/2008	200,000,000	199,521,667
Sheffield Receivables Corp.:
5.8%, 1/8/2008	68,750,000	68,672,465
5.95%, 1/15/2008	55,000,000	54,872,736

The accompanying notes are an integral part of the financial statements.

13

Cash Management Portfolio	Schedule of Portfolio Investments December 31, 2007

Commercial Paper, continued
	Principal Amount	Value
6.0%, 1/8/2008	$127,340,000	$127,191,437
6.0%, 1/9/2008	145,412,000	145,218,117
Skandinaviska Enskilda Banken, 4.78%, 1/25/2008	100,000,000	99,681,333
Societe Generale North America, Inc.:
3.7%, 1/2/2008	1,800,000	1,799,815
4.775%, 2/1/2008	120,800,000	120,303,294
5.14%, 1/15/2008	80,593,000	80,431,904
5.15%, 1/7/2008	200,000,000	199,828,333
Southern Co. Funding Corp., 4.15%, 1/2/2008	6,376,000	6,375,265
Swedbank AB, 4.73%, 2/29/2008	164,000,000	162,728,681
The Goldman Sachs Group, Inc., 5.3%, 1/8/2008	275,000,000	274,716,597
Three Rivers Funding Corp., 5.0%, 1/2/2008	247,346,000	247,311,646
Thunder Bay Funding LLC:
5.75%, 2/8/2008	55,583,000	55,245,642
5.95%, 1/15/2008	200,000,000	199,537,222
5.95%, 1/16/2008	100,000,000	99,752,083
6.0%, 1/4/2008	25,127,000	25,114,437
Toronto Dominion Holding USA, Inc., 4.85%, 1/10/2008	700,000	699,151
Toyota Motor Credit Corp.:
4.5%, 2/12/2008	100,000,000	99,475,000
4.61%, 4/25/2008	40,000,000	39,410,944
UBS Finance (DE) LLC:
4.72%, 1/25/2008	300,000,000	299,056,000
5.01%, 2/13/2008	10,200,000	10,138,962
United Parcel Service, Inc.:
4.0%, 6/30/2008	50,000,000	48,994,444
4.13%, 7/31/2008	40,750,000	39,758,915
4.18%, 5/30/2008	58,950,000	57,923,288
Victory Receivables Corp., 5.5%, 2/15/2008	200,000,000	198,625,000
Westpac Banking Corp., 5.1%, 1/11/2008	150,000,000	149,787,500
Windmill Funding Corp.:
5.07%, 1/18/2008	48,900,000	48,782,925
5.18%, 1/10/2008	48,600,000	48,537,063
5.35%, 2/1/2008	184,400,000	183,550,479
Yorktown Capital LLC, 5.15%, 4/11/2008	17,954,000	17,694,590

		15,956,540,385
Issued at Par 0.8%
CHI Catholic Health Initiatives:
4.88%, 3/4/2008	144,700,000	144,700,000
5.05%, 3/11/2008	64,000,000	64,000,000
5.15%, 3/5/2008	55,500,000	55,500,000

		264,200,000

TOTAL COMMERCIAL PAPER (Cost $16,220,740,385)		16,220,740,385

Master Notes 2.6%
	Principal Amount	Value
Citigroup Global Markets, Inc., 4.6%*, 1/2/2008(a)	$665,000,000	$665,000,000
The Bear Stearns Companies, Inc., 5.1%*, 1/2/2008(a)	200,000,000	200,000,000

TOTAL MASTER NOTES (Cost $865,000,000)		865,000,000

Guaranteed Investment Contracts* 0.4%
Genworth Life Insurance Co.:
5.14%, 1/25/2008	75,000,000	75,000,000
5.183%, 3/3/2008	20,000,000	20,000,000
MetLife Insurance Co. of Connecticut, 5.07%, 3/31/2008	30,000,000	30,000,000

TOTAL GUARANTEED INVESTMENT CONTRACTS (Cost $125,000,000)		125,000,000

Government & Agency Obligations 7.3%
US Government Sponsored Agencies 3.7%
Federal Home Loan Bank:
2.625%, 7/15/2008	64,850,000	64,339,200
3.5%**, 1/8/2008	107,737,000	107,663,679
4.1%**, 7/22/2008	116,000,000	113,318,144
4.625%, 10/15/2008	45,000,000	45,117,693
4.84%*, 9/17/2008	100,000,000	99,968,613
Federal Home Loan Mortgage Corp.:
3.625%, 9/15/2008	45,000,000	44,820,711
3.7%**, 10/10/2008	59,000,000	57,283,919
4.15%**, 6/9/2008	72,550,000	71,211,856
4.2%**, 1/8/2008	1,468,000	1,466,801
Federal National Mortgage Association:
3.94%**, 8/8/2008	193,000,000	188,352,989
4.19%**, 4/30/2008	200,000,000	197,206,667
4.2%**, 4/18/2008	120,700,000	119,179,180
4.235%**, 3/19/2008	155,700,000	154,271,323

		1,264,200,775
US Treasury Obligations 3.6%
US Treasury Bills:
3.13%**, 5/29/2008	100,000,000	98,704,528
3.14%**, 6/26/2008	165,000,000	162,452,675
3.17%***, 5/29/2008	133,000,000	131,255,003
3.25%**, 6/26/2008	79,000	77,738
3.26%***, 6/19/2008	100,000,000	98,460,556
3.265%**, 6/19/2008	133,000,000	130,949,399
3.275%**, 6/19/2008	139,250,000	137,096,460
3.28%**, 7/3/2008	260,000,000	255,688,622
3.29%**, 6/19/2008	85,000,000	83,679,431
US Treasury Notes:
3.375%, 12/15/2008	64,250,000	64,500,923
4.875%, 10/31/2008	60,000,000	60,787,613

		1,223,652,948

TOTAL GOVERNMENT AND AGENCY OBLIGATIONS (Cost $2,487,853,723)		2,487,853,723

The accompanying notes are an integral part of the financial statements.

14

Cash Management Portfolio	Schedule of Portfolio Investments December 31, 2007

Asset Backed 0.5%
	Principal Amount	Value
Holmes Master Issuer PLC, “1A1”, Series 20071, 5.007%*, 3/15/2008	$75,000,000	$75,000,000
Steers Mercury III Trust, 144A, 4.885%*, 7/27/2008	95,312,878	95,312,878

TOTAL ASSET BACKED (Cost $170,312,878)		170,312,878

Promissory Notes 0.3%
The Goldman Sachs Group, Inc., 4.12%*, 1/18/2008 (Cost $100,000,000)	100,000,000	100,000,000

Short Term Notes* 25.0%
ABN AMRO Bank NV, 144A, 5.258%, 4/18/2008	57,000,000	57,013,960
Alliance & Leicester PLC, 5.262%, 8/7/2008	100,000,000	100,000,000
Allied Irish Banks PLC, 4.945%, 8/18/2008	118,400,000	118,400,000
American Express Bank FSB, 5.202%, 2/8/2008	125,000,000	125,000,000
American Express Centurion Bank:
4.815%, 2/28/2008	100,000,000	100,000,000
4.997%, 4/17/2008	150,000,000	149,995,615
American General Finance Corp., 5.328%, 1/18/2008	34,000,000	33,998,640
American Honda Finance Corp.:
144A, 4.866%, 5/9/2008	50,000,000	50,000,000
4.87%, 3/20/2008	25,000,000	25,000,000
144A, 4.959%, 5/12/2008	22,730,000	22,738,786
5.273%, 4/10/2008	105,000,000	105,014,845
144A, 5.328%, 7/11/2008	8,000,000	8,004,468
Australia & New Zealand Banking Group Ltd., 4.916%, 8/22/2008	60,000,000	60,000,000
Banco Bilbao Vizcaya Argentaria SA, 5.234%, 4/17/2008	175,050,000	175,071,287
Banco Espanol de Credito SA, 5.198%, 8/11/2008	297,000,000	297,000,000
Bank of America NA, 4.315%, 5/16/2008	35,000,000	35,000,000
Bank of Ireland, 4.955%, 8/18/2008	75,000,000	75,000,000
Berkshire Hathaway Finance Corp.:
144A, 4.937%, 5/16/2008	38,530,000	38,545,325
144A, 5.298%, 1/11/2008	50,000,000	50,001,307
Beta Finance, Inc., 144A, 4.4%, 6/11/2008	70,000,000	69,998,507
BMW (UK) Capital PLC, 5.047%, 8/14/2008	55,000,000	55,000,000
BNP Paribas, 4.896%, 8/25/2008	109,000,000	109,000,000
Caisse Nationale des Caisses d’Epargne et de Prevoyance, 4.849%, 7/10/2008	197,000,000	197,000,000

Short Term Notes*, continued
	Principal Amount	Value
Caja de Ahorros y Monte de Piedad de Madrid, 5.348%, 8/12/2008	$225,000,000	$225,000,000
Canadian Imperial Bank of Commerce:
4.41%, 6/9/2008	112,750,000	112,750,000
5.248%, 7/18/2008	16,500,000	16,482,514
CC (USA), Inc., 144A, 4.4%, 6/11/2008	65,000,000	64,998,613
Commonwealth Bank of Australia, 4.916%, 9/23/2008	80,000,000	80,000,000
Credit Agricole SA:
4.853%, 7/22/2008	246,000,000	246,000,000
5.141%, 8/26/2008	200,000,000	200,000,000
Danske Bank AS, 4.918%, 8/19/2008	268,000,000	267,988,700
DNB NOR Bank ASA, 4.865%, 9/24/2008	120,000,000	120,000,000
General Electric Capital Corp.:
4.916%, 8/19/2011	135,000,000	135,000,000
5.171%, 3/4/2008	190,959,000	190,996,817
5.198%, 1/15/2008	80,100,000	80,097,936
5.292%, 1/15/2008	49,486,000	49,487,657
5.302%, 4/15/2008	50,000,000	50,014,029
HSBC Finance Corp.:
144A, 4.946%, 9/24/2008	140,000,000	140,000,000
5.261%, 8/6/2008	125,000,000	125,000,000
HSH Nordbank AG:
4.866%, 3/25/2008	40,000,000	39,998,194
4.951%, 8/20/2008	205,000,000	205,000,000
Intesa Bank Ireland PLC, 4.875%, 8/22/2008	155,000,000	155,000,000
K2 (USA) LLC:
144A, 5.025%, 4/28/2008	65,000,000	64,997,916
5.19%, 1/31/2008	30,000,000	29,999,766
Links Finance LLC:
4.97%, 4/28/2008	20,000,000	19,999,374
144A, 5.0%, 2/25/2008	14,000,000	13,999,888
144A, 5.237%, 1/11/2008	90,000,000	90,000,596
Lloyds TSB Bank PLC, 5.221%, 9/6/2008	100,000,000	100,000,000
Marshall & Ilsley Bank, 5.027%, 8/14/2008	56,000,000	56,000,000
Mitsubishi UFJ Trust & Banking Corp., 5.017%, 2/19/2008	23,000,000	23,000,000
National Australia Bank Ltd., 4.99%, 8/14/2008	125,000,000	125,000,000
Natixis SA:
4.4%, 3/31/2008	340,000,000	339,983,604
4.896%, 6/6/2008	200,000,000	200,000,000
Nordea Bank AB, 5.232%, 9/8/2008	85,000,000	85,000,000
Northern Rock PLC, 5.27%, 8/4/2008	65,000,000	65,000,000
Pyxis Master Trust, Series 20076, 5.17%, 3/6/2008	99,000,000	99,000,000
Rabobank Nederland NV, 4.848%, 11/14/2008	195,000,000	195,000,000

The accompanying notes are an integral part of the financial statements.

15

Cash Management Portfolio	Schedule of Portfolio Investments December 31, 2007

Short Term Notes*, continued
	Principal Amount	Value
Royal Bank of Canada:
5.181%, 4/4/2008	$350,000,000	$349,974,490
5.221%, 8/5/2008	100,000,000	100,000,000
Royal Bank of Scotland PLC, 5.17%, 4/3/2008	200,000,000	199,984,957
Skandinaviska Enskilda Banken, 5.242%, 8/8/2008	80,000,000	80,000,000
Societe Generale, 4.846%, 3/25/2008	70,500,000	70,496,001
Svenska Handelsbanken AB, 4.921%, 8/20/2008	200,000,000	200,000,000
Tango Finance Corp., 144A, 5.052%, 4/24/2008	156,500,000	156,495,125
Toyota Motor Credit Corp.:
4.05%, 2/11/2008	100,000,000	100,000,000
4.05%, 4/11/2008	200,000,000	200,000,000
4.052%, 6/30/2008	280,000,000	280,000,000
4.845%, 11/17/2008	100,000,000	100,000,000
UniCredito Italiano Bank (Ireland) PLC:
5.047%, 8/14/2008	260,000,000	260,000,000
5.238%, 8/8/2008	220,000,000	219,991,271
5.262%, 8/8/2008	50,000,000	50,000,000

TOTAL SHORT TERM NOTES (Cost $8,434,520,188)		8,434,520,188

Time Deposits 1.5%
Branch Banking & Trust Co., 0.75%, 1/2/2008	214,200,000	214,200,000
Calyon, 3.875%, 1/2/2008	41,066,219	41,066,219
ING Bank NV, 4.5%, 1/2/2008	250,000,000	250,000,000

TOTAL TIME DEPOSITS (Cost $505,266,219)		505,266,219

Municipal Bonds and Notes 0.3%
Colorado, Housing Finance Authority, Single Family Mortgage Revenue, “I”, Series B1, 4.95%***, 5/1/2038	31,240,000	31,240,000
Colorado, MultiFamily Housing & Finance Authority, “II”, Series B1, 5.05%***, 10/1/2044(b)	40,280,000	40,280,000
Maryland, State Health & Higher Educational Facilities Authority Revenue, Adventist Healthcare, Series B, 4.8%***, 1/1/2035, LaSalle Bank NA(c)	10,930,000	10,930,000
North Carolina, Medical Care Commission, Health Care Facilities Revenue, First Mortgage, Pennybyrn Project, Series C, 3.42%***, 10/1/2035, Bank of America NA(c)	24,000,000	24,000,000

TOTAL MUNICIPAL BONDS AND NOTES (Cost $106,450,000)		106,450,000

Repurchase Agreements 0.8%
	Principal Amount	Value
JPMorgan Securities, Inc., 4.76%, dated 12/31/2007, to be repurchased at $28,916,538 on 1/2/2008(d)	$28,908,893	$28,908,893
Merrill Lynch Government Securities, Inc., 2.5%, dated 12/31/2007, to be repurchased at $23,003,087 on 1/2/2008(e)	22,999,893	22,999,893
The Bear Stearns & Co., Inc., 4.76%, dated 12/31/2007, to be repurchased at $216,403,499 on 1/2/2008(f)	216,346,287	216,346,287

TOTAL REPURCHASE AGREEMENTS (Cost $268,255,073)		268,255,073

	% of Net Assets
TOTAL INVESTMENT PORTFOLIO (Cost $33,872,445,202)[	100.4	33,872,445,202
Other Assets and Liabilities, Net	(0.4)	(133,394,056)

NET ASSETS	100.0	33,739,051,146

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the couponequivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2007.
**	Annualized yield at time of purchase; not a coupon rate.
***	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of December 31, 2007.
[	The cost for federal income tax purposes was $33,872,445,202.
(a)	Reset date; not a maturity date.
(b)	Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
MBIA Corp.	0.1

(c)	Securities incorporates a letter of credit from a major bank.
(d)	Collateralized by $28,962,104 Federal Home Loan Mortgage Corp., 6.0%, maturing on 5/1/2036 with a value of $29,489,504.
(e)	Collateralized by $23,672,246 Federal National Mortgage Association, 5.5%, with various maturities of 8/21/2024-1/1/2036 with a value of $23,690,691.

The accompanying notes are an integral part of the financial statements.

16

Cash Management Portfolio	Schedule of Portfolio Investments December 31, 2007

(f)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
37,484,241	Federal Home Loan Mortgage Corp.	4.993-5.952	10/1/2035-11/1/2037	37,930,677
187,022,421	Federal National Mortgage Association	4.181-7.374	11/1/2031-11/1/2037	182,744,975

Total Collateral Value				220,675,652

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

17

Cash Management Portfolio

Statement of Assets and Liabilities
as of December 31, 2007
Assets
Investments in securities, valued at amortized cost	$33,872,445,202
Cash	4,134,091
Interest receivable	120,231,021
Other assets	1,031,504

Total assets	33,997,841,818

Liabilities
Payable for investments purchased	255,688,622
Accrued advisory fee	2,059,257
Accrued administration fee	911,650
Other accrued expenses and payables	131,143

Total liabilities	258,790,672

Net assets, at value	$33,739,051,146

Statement of Operations
For the year ended December 31, 2007
Investment Income
Income:
Interest	$1,107,836,056

Expenses:
Advisory fee	27,236,671
Administration fee	6,287,793
Custodian fee	797,063
Professional fees	52,036
Trustees’ fees and expenses	377,920
Other	494,810

Total expenses before expense reductions	35,246,293

Expense reductions	(6,429,326)

Total expenses after expense reductions	28,816,967

Net investment income	1,079,019,089

Net realized gain (loss)	840,140

Net increase (decrease) in net assets resulting from operations	$1,079,859,229

The accompanying notes are an integral part of the financial statements.

18

Cash Management Portfolio

Statement of Changes in Net Assets
	Years Ended December 31,
	2007	2006
Increase (Decrease) in Net Assets Operations:
Net investment income	$1,079,019,089	$410,705,445
Net realized gain (loss)	840,140	(284,968)

Net increase (decrease) in net assets resulting from operations	1,079,859,229	410,420,477

Capital transaction in shares of beneficial interest:
Proceeds from capital invested	284,201,163,257	100,741,342,219
Value of capital withdrawn	(260,418,815,249)	(102,206,284,505)

Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	23,782,348,008	(1,464,942,286)
Increase (decrease) in net assets	24,862,207,237	(1,054,521,809)

Net assets at beginning of period	8,876,843,909	9,931,365,718

Net assets at end of period	$33,739,051,146	$8,876,843,909

The accompanying notes are an integral part of the financial statements.

19

Cash Management Portfolio

Financial Highlights
	Years Ended December 31,
	2007	2006	2005	2004	2003
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33,739	8,877	9,931	9,812	12,550

Ratio of expenses before expense reductions (%)	.17	.20	.21	.21	.21

Ratio of expenses after expense reductions (%)	.14	.18	.18	.18	.18

Ratio of net investment income (%)	5.14	4.83	3.08	1.22	1.04

Total Return (%)(a),(b)	5.31	4.97	3.15	1.26	1.06

(a)	Total return would have been lower had certain expenses not been reduced.
(b)	Total return for the Portfolio was derived from the performance of Cash Reserves Fund Institutional.

The accompanying notes are an integral part of the financial statements.

20

Cash Management Portfolio

Notes to Financial Statements

December 31, 2007

A.	Significant Accounting Policies

Cash Management Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an openend management investment company organized as a New York business trust.

The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. The Portfolio’s securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Investments in openend investment companies are valued at their net asset value each business day.

In September 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or subcustodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio’s claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio is considered a Partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

The Portfolio has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Portfolio’s financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from investment companies are recorded on the exdividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes a daily allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B.	Fees and Transactions with Affiliates

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the master portfolio.

Prior to May 14, 2007, the Portfolio paid the Advisor an annual advisory fee of 0.15%, based on its average daily net assets, calculated daily and paid monthly.

For the period from May 14, 2007 through July 31, 2007, under the Advisor Agreement, the Portfolio pays the Advisor a monthly advisory fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $5.5 billion of the Fund’s average daily net assets	.150%
Next $5 billion of such net assets	.135%
Over $10.5 billion of such net assets	.120%

21

Cash Management Portfolio

Notes to Financial Statements (continued)

December 31, 2007

Effective August 1, 2007, under the Advisor Agreement, the Portfolio pays the Advisor a monthly advisory fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $3.0 billion of the Fund’s average daily net assets	.150%
Next $4.5 billion of such net assets	.133%
Over $7.5 billion of such net assets	.120%

For the period from January 1, 2007 through May 13, 2007, the Advisor had contractually agreed to waive a portion of its fees and/or reimburse expenses of the Portfolio, to the extent necessary, to maintain total operating expenses at 0.18% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses).

For the period from May 14, 2007 through July 29, 2010, the Advisor has contractually agreed to maintain total operating expenses at 0.15% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses). The amount of the waiver and whether the Advisor and Administrator waive a portion of its fees may vary at any time without notice to shareholders.

For the period from July 30, 2007 through September 25, 2007, the Advisor has voluntarily agreed to maintain total operating expenses at 0.12% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses).

For the period from September 26, 2007 through November 28, 2007, the Advisor has voluntarily agreed to maintain total operating expenses at 0.14% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses).

Effective November 29, 2007, the Advisor has voluntarily agreed to maintain total operating expenses at 0.11% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses). The amount of the waiver and whether the Advisor and Administrator waive a portion of its fee may vary at any time without notice to shareholders.

Accordingly, for the year ended December 31, 2007 the total management fee, management fee waived and effective management fee were as follows:

	Total Aggregated	Waived	Annual Effective Rate
Cash Management Portfolio	$27,236,671	$6,007,663.10%

Administration Fee. Pursuant to an Administrative Services Agreement with the Advisor, the Advisor provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee (“Administration fee”) of 0.03% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2007, the Advisor received an Administration fee of $6,287,793, of which $911,650 is unpaid.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable outofpocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

C.	Fee Reductions

The Portfolio has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. During the year ended December 31, 2007, the Portfolio’s custodian fee was reduced by $421,663 for custody and transfer agent credits earned.

D.	Line of Credit

The Portfolio and other affiliated funds (the “Participants”) share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Portfolio may borrow up to a maximum of 5 percent of its net assets under this agreement.

22

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest of Cash Management Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of Cash Management Portfolio (hereafter referred to as the “Portfolio”) at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts

February 28, 2008

23

ProFunds™

Post Office Mailing Address for Investments
P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers
For Financial Professionals:	(888) PRO-5717	(888) 776-5717
For All Others:	(888) PRO-FNDS	(888) 776-3637
Or:	(614) 470-8122
Fax Number:	(800) 782-4797

Website Address
www.profunds.com

This report is submitted for the general information of the shareholders of the ProFunds. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each ProFund, visit www.profunds.com.

A description of the policies and procedures that the ProFunds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 1-888-776-3637; (ii) on the ProFunds’ website at http://www.profunds.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the ProFunds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge by calling toll-free 1-888-776-3637; (ii) on the Profunds’ website at http://www.profunds.com; and (iii) on the Commission’s website at http://www.sec.gov.

ProFunds files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

12/07

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Michael C. Wachs, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	2006 $500,050
2007 $585,300

The fees for 2006 and 2007 relate to the audit of the registrant’s annual financial statements for only the Funds included in this report under Item 1. For 2006, $485,750 was paid to PricewaterhouseCoopers LLP by the ProFunds VP and $14,300 was paid to Ernst & Young LLP by the Money Market ProFund. For 2007, $585,300 was paid to PricewaterhouseCoopers LLP by the ProFunds VP and Money Market ProFund.

(b) 2006 $13,926
2007 $9,921

The fees for 2006 and 2007 relate to the review of the semi-annual report to shareholders for only the Funds included in this report under Item 1. For 2006, $7,926 was paid to PricewaterhouseCoopers LLP by the ProFunds VP and $6,000 was paid to Ernst & Young LLP by the Money Market ProFund. For 2007, $9,921 was paid to PricewaterhouseCoopers LLP by the ProFunds VP and Money Market ProFund.

(c) 2006 $99,800
2007 $118,500

The fees for 2006 and 2007 relate to the preparation of the registrant’s tax returns for only the Funds included in this report under Item 1. For 2006, $95,700 was paid to PricewaterhouseCoopers LLP by the ProFunds VP and $4,100 was paid to Ernst & Young LLP by the Money Market ProFund. For 2007, $118,500 was paid to PricewaterhouseCoopers LLP by the ProFunds VP and Money Market ProFund.

(d) 2006 $0
2007 $0

(e)(1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e) (2) 2006 0%
2007 0%

(f) Not applicable.

(g) 2006 $113,726
2007 $128,421

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          ProFunds

By (Signature and Title)*  /s/ Troy A. Sheets
                                              Troy A. Sheets, Treasurer and Principal Financial Officer

Date                   March 4, 2008

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Louis M. Mayberg
                                              Louis M. Mayberg, President and Principal Executive Officer

Date                   March 4, 2008

By (Signature and Title)*  /s/ Troy A. Sheets
                                              Troy A. Sheets, Treasurer and Principal Financial Officer

Date                  March 4, 2008

* Print the name and title of each signing officer under his or her signature.